UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07238

SUNAMERICA SERIES TRUST

(Exact name of registrant as specified in charter)

21650 Oxnard Street, 10th Floor, Woodland Hills, CA 91367

(Address of principal executive offices) (Zip code)

John T. Genoy

Senior Vice President

SunAmerica Asset Management, LLC

Harborside 5, 185 Hudson Street, Suite 3300

Jersey City, NJ 07311

(Name and address of agent for service)

Registrant’s telephone number, including area code: (201) 324-6414

Date of fiscal year end: January 31

        Date of reporting period: January 31, 2019

Item 1.    Reports to Stockholders

This filing is on behalf of fifty-three of the fifty-eight Investment Company Series of SunAmerica Series Trust.

SUNAMERICA SERIES TRUST

ANNUAL REPORT

JANUARY 31, 2019

Dear SunAmerica Series Trust Investor:

We are pleased to present our annual report for the SunAmerica Series Trust, the underlying investment portfolios for the series of variable products issued by our affiliated life insurance companies.

The following report contains the investment portfolio information and the financial statements of the SunAmerica Series Trust portfolios for the reporting period ended January 31, 2019. The report may also contain information on portfolios not currently available in your variable product.

We believe this information will give you some insight into the performance of your underlying investments. If you have any questions, please contact your investment representative, or you may contact us directly at 1-800-445-7862.

Thank you for the confidence you place in us with your financial future, and we look forward to reporting to you again in six months.

Sincerely,

John T. Genoy

President

SunAmerica Series Trust

Note: All performance figures quoted are for the SunAmerica Series Trust. They do not reflect fees and charges associated with the variable annuity. Past performance is no guarantee of future results. Annuities are long-term investment vehicles designed for retirement purposes. Early withdrawal may be subject to withdrawal charges and if taken prior to age 59 1⁄2, a 10% federal tax penalty may apply. An investment in a variable annuity involves investment risk, including possible loss of principal. The contract, when redeemed, may be worth more or less than the total amount invested.

See reverse side for additional information.

1

Investments in stocks and bonds are subject to risks, including stock market and interest rate fluctuations. Investments in growth stocks as well as small and mid-cap company stocks may be subject to volatile price swings and therefore present a greater potential for loss than other investments. Investments in non-U.S. stocks and bonds are subject to additional risks such as fluctuations in foreign currencies, political and economic instability, differences in securities regulation and accounting standards, foreign tax laws, and limited availability of public information. Income seeking investment strategies may not be realized due to changes in dividend policies or the availability of capital resources.

Investments that concentrate on one economic sector or geographic region are generally subject to greater volatility than more diverse investments. Investments in real estate investment trusts (REITs) involve risks such as refinancing, economic conditions in the real estate industry, changes in property values, dependency on real estate management, and other risks associated with a concentration in one sector or geographic region. Investments in securities related to gold and other precious metals and minerals are speculative and impacted by a host of worldwide economic, financial and political factors.

Investments in debt securities are subject to credit risk (i.e., the risk that an issuer might not pay interest when due or repay principal at maturity of the obligation). Investments in lower-rated bonds and “junk bonds” are considered speculative due to the heightened risk of default and are subject to unpredictable losses as a result of changes in the issuer’s creditworthiness.

Investments in derivatives are subject to heightened risk; gains or losses from non-hedging positions may be substantially greater than the cost of the position. Active trading may result in high portfolio turnover and correspondingly greater transaction costs for the portfolio and underlying portfolios.

There can be no assurance that the Portfolios will meet their investment objectives. A full description of the investment goals, principal strategies, and risks for each Portfolio are provided in the prospectus.

Investments are not guaranteed or endorsed by any bank, is not a deposit or obligation of any bank, and is not federally insured by Federal Deposit Corporation (FDIC), the Federal Reserve Board or any other federal government agency.

* Not FDIC or NCUA/NCUSIF Insured

* May Lose Value * No Bank of Credit Union Guarantee

* Not a Deposit * Not insured by any Federal Government Agency

2

SUNAMERICA SERIES TRUST

EXPENSE EXAMPLE January 31, 2019

(unaudited)

Disclosure of Portfolio Expenses in Shareholder Reports

As a shareholder of a separate series (a “Portfolio”) in SunAmerica Series Trust (the “Trust”), you incur ongoing costs, including management fees, or service (12b-1) fees, and other expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at August 1, 2018 and held until January 31, 2019. Shares of the Trust are not offered directly to the public. Instead, shares are currently issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance policies (“Variable Contracts”) offered by life insurance companies affiliated with SunAmerica Asset Management, LLC, the Trust’s investment adviser and manager. The fees and expenses associated with the Variable Contracts are not included in these Examples, and had such fees and expenses been included your costs would have been higher. Please see your variable contract prospectus for more details on the fees associated with the variable contract.

Actual Expenses

The “Actual” section of the table provides information about your actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column under the heading entitled “Expenses Paid During The Period Ended January 31, 2019” to estimate the expenses you paid on your account during this period. The “Expenses Paid During The Period Ended January 31, 2019” column and the “Annualized Expense Ratio” column do not include fees and expenses that may be charged by the Variable Contracts, in which the Portfolios are offered. Had these fees and expenses been included, the “Expenses Paid During The Period Ended January 31, 2019” column would have been higher and the “Ending Account Value” column would have been lower.

Hypothetical Example for Comparison Purposes

The “Hypothetical” section of the table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The “Expenses Paid During The Period Ended January 31, 2019” column and the “Annualized Expense Ratio” column do not include fees and expenses that may be charged by the Variable Contracts, in which the Portfolios are offered. Had these fees and expenses been included, the “Expenses Paid During The Period Ended January 31, 2019” would have been higher and the “Ending Account Value” would have been lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees and expenses that may be charged by the Variable Contracts. Please refer to your variable contract prospectus for more information. Therefore, the “Hypothetical” example is useful in comparing ongoing costs and will not help you determine the relative total costs of owning different funds. In addition, if these fees and expenses were included, your costs would have been higher.

3

SUNAMERICA SERIES TRUST

EXPENSE EXAMPLE (continued)

January 31, 2019

(unaudited)

	Actual			Hypothetical
Portfolio	Beginning Account Value at August 1, 2018	Ending Account Value Using Actual Return at January 31, 2019	Expenses Paid During the Period Ended January 31, 2019*	Beginning Account Value at August 1, 2018	Ending Account Value Using a Hypothetical 5% Annual Return at January 31, 2019	Expenses Paid During the Period Ended January 31, 2019*	Annualized Expense Ratio*
SA AB Growth
Class 1	$1,000.00	$1,001.09	$3.23	$1,000.00	$1,021.98	$3.26	0.64%
Class 2	$1,000.00	$999.98	$3.98	$1,000.00	$1,021.22	$4.02	0.79%
Class 3	$1,000.00	$999.53	$4.49	$1,000.00	$1,020.72	$4.53	0.89%
SA Small & Mid Cap Value
Class 1	$1,000.00	$905.78	$4.66	$1,000.00	$1,020.32	$4.94	0.97%
Class 2	$1,000.00	$905.11	$5.38	$1,000.00	$1,019.56	$5.70	1.12%
Class 3	$1,000.00	$904.35	$5.86	$1,000.00	$1,019.06	$6.21	1.22%
SA BlackRock VCP Global Multi Asset#
Class 1	$1,000.00	$976.81	$4.53	$1,000.00	$1,020.62	$4.63	0.91%
Class 3	$1,000.00	$974.77	$5.77	$1,000.00	$1,019.36	$5.90	1.16%
SA Columbia Technology#
Class 1	$1,000.00	$962.20	$5.14	$1,000.00	$1,019.96	$5.30	1.04%
Class 2	$1,000.00	$962.57	$5.89	$1,000.00	$1,019.21	$6.06	1.19%
Class 3	$1,000.00	$961.71	$6.38	$1,000.00	$1,018.70	$6.56	1.29%
SA DFA Ultra Short Bond
Class 1	$1,000.00	$1,013.25	$2.49	$1,000.00	$1,022.74	$2.50	0.49%
Class 2	$1,000.00	$1,011.97	$3.25	$1,000.00	$1,021.98	$3.26	0.64%
Class 3	$1,000.00	$1,011.68	$3.75	$1,000.00	$1,021.48	$3.77	0.74%
SA Dogs of Wall Street
Class 1	$1,000.00	$1,029.80	$3.33	$1,000.00	$1,021.93	$3.31	0.65%
Class 2	$1,000.00	$1,028.74	$4.09	$1,000.00	$1,021.17	$4.08	0.80%
Class 3	$1,000.00	$1,028.73	$4.60	$1,000.00	$1,020.67	$4.58	0.90%
SA Emerging Markets Equity Index#@
Class 1	$1,000.00	$983.31	$2.90	$1,000.00	$1,022.28	$2.96	0.58%
Class 3	$1,000.00	$981.65	$4.15	$1,000.00	$1,021.02	$4.23	0.83%
SA Federated Corporate Bond
Class 1	$1,000.00	$1,018.35	$2.85	$1,000.00	$1,022.38	$2.85	0.56%
Class 2	$1,000.00	$1,017.25	$3.61	$1,000.00	$1,021.63	$3.62	0.71%
Class 3	$1,000.00	$1,017.19	$4.12	$1,000.00	$1,021.12	$4.13	0.81%
SA Fidelity Institutional AMSM Real Estate@
Class 1	$1,000.00	$1,029.42	$4.14	$1,000.00	$1,021.12	$4.13	0.81%
Class 2	$1,000.00	$1,028.38	$4.91	$1,000.00	$1,020.37	$4.89	0.96%
Class 3	$1,000.00	$1,028.24	$5.42	$1,000.00	$1,019.86	$5.40	1.06%
SA Fixed Income Index#
Class 1	$1,000.00	$1,024.71	$1.74	$1,000.00	$1,023.49	$1.73	0.34%
Class 3	$1,000.00	$1,023.23	$3.01	$1,000.00	$1,022.23	$3.01	0.59%
SA Fixed Income Intermediate Index#
Class 1	$1,000.00	$1,025.31	$1.74	$1,000.00	$1,023.49	$1.73	0.34%
Class 3	$1,000.00	$1,024.50	$3.01	$1,000.00	$1,022.23	$3.01	0.59%
SA Franklin Small Company Value#
Class 1	$1,000.00	$917.33	$4.69	$1,000.00	$1,020.32	$4.94	0.97%
Class 3	$1,000.00	$916.68	$5.89	$1,000.00	$1,019.06	$6.21	1.22%
SA Global Index Allocation 60/40#@
Class 1	$1,000.00	$974.48	$0.90	$1,000.00	$1,024.30	$0.92	0.18%
Class 3	$1,000.00	$973.11	$2.14	$1,000.00	$1,023.04	$2.19	0.43%
SA Global Index Allocation 75/25#@
Class 1	$1,000.00	$961.65	$0.89	$1,000.00	$1,024.30	$0.92	0.18%
Class 3	$1,000.00	$960.89	$2.13	$1,000.00	$1,023.04	$2.19	0.43%
SA Global Index Allocation 90/10#@
Class 1	$1,000.00	$947.32	$0.88	$1,000.00	$1,024.30	$0.92	0.18%
Class 3	$1,000.00	$947.19	$2.11	$1,000.00	$1,023.04	$2.19	0.43%
SA Global Sachs Global Bond
Class 1	$1,000.00	$1,014.76	$4.01	$1,000.00	$1,021.22	$4.02	0.79%
Class 2	$1,000.00	$1,014.06	$4.77	$1,000.00	$1,020.47	$4.79	0.94%
Class 3	$1,000.00	$1,013.32	$5.28	$1,000.00	$1,019.96	$5.30	1.04%

4

SUNAMERICA SERIES TRUST

EXPENSE EXAMPLE (continued) January 31, 2019

(unaudited)

	Actual			Hypothetical
Portfolio	Beginning Account Value at August 1, 2018	Ending Account Value Using Actual Return at January 31, 2019	Expenses Paid During the Period Ended January 31, 2019*	Beginning Account Value at August 1, 2018	Ending Account Value Using a Hypothetical 5% Annual Return at January 31, 2019	Expenses Paid During the Period Ended January 31, 2019*	Annualized Expense Ratio*
SA Global Sachs Multi-Asset Insights#
Class 1	$1,000.00	$963.07	$4.01	$1,000.00	$1,021.12	$4.13	0.81%
Class 3	$1,000.00	$962.35	$5.24	$1,000.00	$1,019.86	$5.40	1.06%
SA Index Allocation 60/40#
Class 1	$1,000.00	$980.78	$0.90	$1,000.00	$1,024.30	$0.92	0.18%
Class 3	$1,000.00	$979.66	$2.15	$1,000.00	$1,023.04	$2.19	0.43%
SA Index Allocation 80/20#
Class 1	$1,000.00	$964.97	$0.89	$1,000.00	$1,024.30	$0.92	0.18%
Class 3	$1,000.00	$963.36	$2.13	$1,000.00	$1,023.04	$2.19	0.43%
SA Index Allocation 90/10#
Class 1	$1,000.00	$956.86	$0.69	$1,000.00	$1,024.50	$0.71	0.14%
Class 3	$1,000.00	$955.22	$1.92	$1,000.00	$1,023.24	$1.99	0.39%
SA International Index#
Class 1	$1,000.00	$918.30	$2.51	$1,000.00	$1,022.58	$2.65	0.52%
Class 3	$1,000.00	$917.37	$3.72	$1,000.00	$1,021.32	$3.92	0.77%
SA Invesco Growth Opportunities
Class 1	$1,000.00	$948.88	$3.88	$1,000.00	$1,021.22	$4.02	0.79%
Class 2	$1,000.00	$947.77	$4.61	$1,000.00	$1,020.47	$4.79	0.94%
Class 3	$1,000.00	$947.52	$5.11	$1,000.00	$1,019.96	$5.30	1.04%
SA Invesco VCP Equity-Income#
Class 1	$1,000.00	$944.05	$4.12	$1,000.00	$1,020.97	$4.28	0.84%
Class 3	$1,000.00	$942.39	$5.39	$1,000.00	$1,019.66	$5.60	1.10%
SA Janus Focused Growth#
Class 1	$1,000.00	$969.43	$3.97	$1,000.00	$1,021.17	$4.08	0.80%
Class 2	$1,000.00	$968.75	$4.71	$1,000.00	$1,020.42	$4.84	0.95%
Class 3	$1,000.00	$968.22	$5.21	$1,000.00	$1,019.91	$5.35	1.05%
SA JPMorgan Diversified Balanced#@
Class 1	$1,000.00	$968.96	$3.62	$1,000.00	$1,021.53	$3.72	0.73%
Class 2	$1,000.00	$968.41	$4.37	$1,000.00	$1,020.77	$4.48	0.88%
Class 3	$1,000.00	$968.14	$4.86	$1,000.00	$1,020.27	$4.99	0.98%
SA JPMorgan Emerging Markets#
Class 1	$1,000.00	$955.65	$5.77	$1,000.00	$1,019.31	$5.96	1.17%
Class 2	$1,000.00	$955.81	$6.51	$1,000.00	$1,018.55	$6.72	1.32%
Class 3	$1,000.00	$954.42	$7.00	$1,000.00	$1,018.05	$7.22	1.42%
SA JPMorgan Equity-Income#
Class 1	$1,000.00	$977.01	$2.89	$1,000.00	$1,022.28	$2.96	0.58%
Class 2	$1,000.00	$975.93	$3.64	$1,000.00	$1,021.53	$3.72	0.73%
Class 3	$1,000.00	$975.63	$4.13	$1,000.00	$1,021.02	$4.23	0.83%
SA JPMorgan Global Equities#
Class 1	$1,000.00	$937.06	$3.86	$1,000.00	$1,021.22	$4.02	0.79%
Class 2	$1,000.00	$936.51	$4.59	$1,000.00	$1,020.47	$4.79	0.94%
Class 3	$1,000.00	$935.59	$5.07	$1,000.00	$1,019.96	$5.30	1.04%
SA JPMorgan MFS Core Bond#
Class 1	$1,000.00	$1,024.52	$2.81	$1,000.00	$1,022.43	$2.80	0.55%
Class 2	$1,000.00	$1,024.05	$3.57	$1,000.00	$1,021.68	$3.57	0.70%
Class 3	$1,000.00	$1,023.20	$4.08	$1,000.00	$1,021.17	$4.08	0.80%
SA JPMorgan Mid-Cap Growth#
Class 1	$1,000.00	$982.45	$4.10	$1,000.00	$1,021.07	$4.18	0.82%
Class 2	$1,000.00	$981.79	$4.85	$1,000.00	$1,020.32	$4.94	0.97%
Class 3	$1,000.00	$981.42	$5.34	$1,000.00	$1,019.81	$5.45	1.07%
SA Large Cap Growth Index#@
Class 1	$1,000.00	$966.98	$1.74	$1,000.00	$1,023.44	$1.79	0.35%
Class 3	$1,000.00	$965.84	$2.97	$1,000.00	$1,022.18	$3.06	0.60%
SA Large Cap Index#
Class 1	$1,000.00	$968.45	$1.69	$1,000.00	$1,023.49	$1.73	0.34%
Class 3	$1,000.00	$966.98	$2.93	$1,000.00	$1,022.23	$3.01	0.59%
SA Large Cap Value Index#@
Class 1	$1,000.00	$969.89	$1.74	$1,000.00	$1,023.44	$1.79	0.35%
Class 3	$1,000.00	$968.39	$2.98	$1,000.00	$1,022.18	$3.06	0.60%

5

SUNAMERICA SERIES TRUST

EXPENSE EXAMPLE (continued) January 31, 2019

(unaudited)

	Actual			Hypothetical
Portfolio	Beginning Account Value at August 1, 2018	Ending Account Value Using Actual Return at January 31, 2019	Expenses Paid During the Period Ended January 31, 2019*	Beginning Account Value at August 1, 2018	Ending Account Value Using a Hypothetical 5% Annual Return at January 31, 2019	Expenses Paid During the Period Ended January 31, 2019*	Annualized Expense Ratio*
SA Legg Mason BW Large Cap Value#
Class 1	$1,000.00	$954.73	$3.50	$1,000.00	$1,021.63	$3.62	0.71%
Class 2	$1,000.00	$953.92	$4.24	$1,000.00	$1,020.87	$4.38	0.86%
Class 3	$1,000.00	$953.50	$4.73	$1,000.00	$1,020.37	$4.89	0.96%
SA Legg Mason Tactical Opportunities#
Class 1	$1,000.00	$974.49	$4.03	$1,000.00	$1,021.12	$4.13	0.81%
Class 3	$1,000.00	$973.80	$5.27	$1,000.00	$1,019.86	$5.40	1.06%
SA MFS Blue Chip Growth
Class 1	$1,000.00	$956.51	$3.45	$1,000.00	$1,021.68	$3.57	0.70%
Class 2	$1,000.00	$956.20	$4.19	$1,000.00	$1,020.92	$4.33	0.85%
Class 3	$1,000.00	$955.67	$4.68	$1,000.00	$1,020.42	$4.84	0.95%
SA MFS Massachusetts Investors Trust
Class 1	$1,000.00	$967.85	$3.57	$1,000.00	$1,021.58	$3.67	0.72%
Class 2	$1,000.00	$967.43	$4.31	$1,000.00	$1,020.82	$4.43	0.87%
Class 3	$1,000.00	$966.53	$4.81	$1,000.00	$1,020.32	$4.94	0.97%
SA MFS Total Return
Class 1	$1,000.00	$988.73	$3.61	$1,000.00	$1,021.58	$3.67	0.72%
Class 2	$1,000.00	$988.02	$4.36	$1,000.00	$1,020.82	$4.43	0.87%
Class 3	$1,000.00	$987.65	$4.86	$1,000.00	$1,020.32	$4.94	0.97%
SA Mid Cap Index#
Class 1	$1,000.00	$929.35	$1.95	$1,000.00	$1,023.19	$2.04	0.40%
Class 3	$1,000.00	$927.60	$3.16	$1,000.00	$1,021.93	$3.31	0.65%
SA Morgan Stanley International Equities
Class 1	$1,000.00	$913.08	$4.44	$1,000.00	$1,020.57	$4.69	0.92%
Class 2	$1,000.00	$911.96	$5.16	$1,000.00	$1,019.81	$5.45	1.07%
Class 3	$1,000.00	$911.58	$5.64	$1,000.00	$1,019.31	$5.96	1.17%
SA Oppenheimer Main Street Large Cap
Class 1	$1,000.00	$971.61	$3.93	$1,000.00	$1,021.22	$4.02	0.79%
Class 2	$1,000.00	$970.60	$4.67	$1,000.00	$1,020.47	$4.79	0.94%
Class 3	$1,000.00	$970.14	$5.16	$1,000.00	$1,019.96	$5.30	1.04%
SA PIMCO VCP Tactical Balanced#
Class 1	$1,000.00	$958.98	$4.49	$1,000.00	$1,020.62	$4.63	0.91%
Class 3	$1,000.00	$958.09	$5.73	$1,000.00	$1,019.36	$5.90	1.16%
SA PineBridge High-Yield Bond
Class 1	$1,000.00	$997.98	$3.37	$1,000.00	$1,021.83	$3.41	0.67%
Class 2	$1,000.00	$996.04	$4.13	$1,000.00	$1,021.07	$4.18	0.82%
Class 3	$1,000.00	$994.99	$4.63	$1,000.00	$1,020.57	$4.69	0.92%
SA Putnam International Growth and Income#
Class 1	$1,000.00	$888.01	$4.76	$1,000.00	$1,020.16	$5.09	1.00%
Class 2	$1,000.00	$886.81	$5.47	$1,000.00	$1,019.41	$5.85	1.15%
Class 3	$1,000.00	$887.10	$5.95	$1,000.00	$1,018.90	$6.36	1.25%
SA Schroders VCP Global Allocation#
Class 1	$1,000.00	$956.99	$4.44	$1,000.00	$1,020.67	$4.58	0.90%
Class 3	$1,000.00	$956.25	$5.67	$1,000.00	$1,019.41	$5.85	1.15%
SA Small Cap Index#
Class 1	$1,000.00	$900.17	$2.16	$1,000.00	$1,022.94	$2.29	0.45%
Class 3	$1,000.00	$898.47	$3.35	$1,000.00	$1,021.68	$3.57	0.70%
SA T. Rowe Price Asset Allocation Growth#
Class 1	$1,000.00	$977.98	$4.04	$1,000.00	$1,021.12	$4.13	0.81%
Class 3	$1,000.00	$976.17	$5.28	$1,000.00	$1,019.86	$5.40	1.06%
SA T. Rowe Price VCP Balanced#
Class 1	$1,000.00	$964.47	$4.06	$1,000.00	$1,021.07	$4.18	0.82%
Class 3	$1,000.00	$963.40	$5.30	$1,000.00	$1,019.81	$5.45	1.07%

6

SUNAMERICA SERIES TRUST

EXPENSE EXAMPLE (continued) January 31, 2019

(unaudited)

	Actual			Hypothetical
Portfolio	Beginning Account Value at August 1, 2018	Ending Account Value Using Actual Return at January 31, 2019	Expenses Paid During the Period Ended January 31, 2019*	Beginning Account Value at August 1, 2018	Ending Account Value Using a Hypothetical 5% Annual Return at January 31, 2019	Expenses Paid During the Period Ended January 31, 2019*	Annualized Expense Ratio*
SA Templeton Foreign Value@
Class 1	$1,000.00	$914.99	$4.20	$1,000.00	$1,020.82	$4.43	0.87%
Class 2	$1,000.00	$913.65	$4.92	$1,000.00	$1,020.06	$5.19	1.02%
Class 3	$1,000.00	$913.84	$5.40	$1,000.00	$1,019.56	$5.70	1.12%
SA VCP Dynamic Allocation#
Class 1	$1,000.00	$974.62	$1.14	$1,000.00	$1,024.05	$1.17	0.23%
Class 3	$1,000.00	$973.43	$2.39	$1,000.00	$1,022.79	$2.45	0.48%
SA VCP Dynamic Strategy#
Class 1	$1,000.00	$971.74	$1.19	$1,000.00	$1,024.00	$1.22	0.24%
Class 3	$1,000.00	$971.17	$2.43	$1,000.00	$1,022.74	$2.50	0.49%
SA VCP Allocation Index#
Class 1	$1,000.00	$945.79	$1.37	$1,000.00	$1,023.79	$1.43	0.28%
Class 3	$1,000.00	$945.48	$2.60	$1,000.00	$1,022.53	$2.70	0.53%
SA WellsCap Aggressive Growth
Class 1	$1,000.00	$965.16	$4.06	$1,000.00	$1,021.07	$4.18	0.82%
Class 2	$1,000.00	$964.04	$4.80	$1,000.00	$1,020.32	$4.94	0.97%
Class 3	$1,000.00	$963.52	$5.30	$1,000.00	$1,019.81	$5.45	1.07%

@	See Note 1 in Notes to Financial Statements
*

Expenses are equal to the Portfolio’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184 days divided by 365 days (to reflect the one-half year period). These ratios do not reflect expenses associated with the Variable Contracts. If such fees and expenses had been included, the expenses would have been higher. Please refer to your Variable Contract prospectus for details on the expenses that apply to the Variable Contracts of the insurance companies.

#

During the stated period, the investment adviser either waived fees or reimbursed expenses for the Portfolios or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. As a result, if these fees and expenses had not been waived, the “Actual/Hypothetical Ending Account Value” would have been lower and the “Actual/Hypothetical Expenses Paid During the Period Ended January 31, 2019” and “Annualized Expense Ratios” would have been higher. If these fees and expenses had not been recouped, the “Actual/Hypothetical Ending Account Value” would have been higher and the “Actual/Hypothetical Expenses Paid During the Period Ended January 31, 2019” and the “Annualized Expense Ratio” would have been lower.

7

SunAmerica Series Trust SA AB Growth Portfolio

PORTFOLIO PROFILE — January 31, 2019 — (unaudited)

Industry Allocation*

Web Portals/ISP	7.9%
Medical Instruments	6.2
Medical-Biomedical/Gene	5.7
Finance-Credit Card	4.5
Applications Software	4.4
Medical-HMO	4.4
Commercial Services-Finance	3.9
Beverages-Non-alcoholic	3.9
Retail-Building Products	3.8
Electronic Components-Semiconductors	3.6
Athletic Footwear	3.5
Retail-Discount	3.3
Medical-Drugs	3.2
E-Commerce/Services	2.9
Internet Content-Entertainment	2.9
Computers	2.4
Coatings/Paint	2.3
Machinery-General Industrial	2.1
Distribution/Wholesale	1.9
Retail-Perfume & Cosmetics	1.9
Networking Products	1.8
Electronic Security Devices	1.7
Medical Products	1.7
Beverages-Wine/Spirits	1.6
Entertainment Software	1.6
Retail-Major Department Stores	1.4
Electronic Forms	1.4
Enterprise Software/Service	0.9
Instruments-Controls	0.8
Retail-Apparel/Shoe	0.8
Diversified Manufacturing Operations	0.8
Industrial Automated/Robotic	0.7
Electric Products-Misc.	0.7
Building Products-Air & Heating	0.7
Semiconductor Equipment	0.7
Electronic Connectors	0.5

92.5%

*	Calculated as a percentage of net assets

8

SunAmerica Series Trust SA AB Growth Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019

Security Description	Shares	Value (Note 2)
COMMON STOCKS — 92.5%
Applications Software — 4.4%
Microsoft Corp.	630,360	$65,828,495
salesforce.com, Inc.†	15,226	2,313,895

		68,142,390

Athletic Footwear — 3.5%
NIKE, Inc., Class B	664,710	54,426,455

Beverages-Non-alcoholic — 3.9%
Monster Beverage Corp.†	1,052,754	60,259,639

Beverages-Wine/Spirits — 1.6%
Constellation Brands, Inc., Class A	146,740	25,482,868

Building Products-Air & Heating — 0.7%
Lennox International, Inc.	44,960	10,308,429

Coatings/Paint — 2.3%
Sherwin-Williams Co.	85,580	36,073,682

Commercial Services-Finance — 3.9%
MarketAxess Holdings, Inc.	40,150	8,623,015
PayPal Holdings, Inc.†	518,640	46,034,486
S&P Global, Inc.	30,710	5,885,572

		60,543,073

Computer Aided Design — 0.0%
ANSYS, Inc.†	4,069	668,740

Computers — 2.4%
Apple, Inc.	219,590	36,548,560

Distribution/Wholesale — 1.9%
Copart, Inc.†	449,540	22,760,210
Fastenal Co.	111,761	6,757,070

		29,517,280

Diversified Manufacturing Operations — 0.8%
A.O. Smith Corp.	249,620	11,946,813

E-Commerce/Services — 2.9%
Booking Holdings, Inc.†	24,440	44,793,876

Electric Products-Misc. — 0.7%
AMETEK, Inc.	141,410	10,308,789

Electronic Components-Semiconductors — 3.6%
IPG Photonics Corp.†	60,808	8,087,464
Texas Instruments, Inc.	56,340	5,672,311
Xilinx, Inc.	371,050	41,535,337

		55,295,112

Electronic Connectors — 0.5%
Amphenol Corp., Class A	88,400	7,772,128

Electronic Forms — 1.4%
Adobe, Inc.†	84,880	21,034,962

Electronic Security Devices — 1.7%
Allegion PLC	309,310	26,557,357

Enterprise Software/Service — 0.9%
Paycom Software, Inc.†	69,290	10,271,550
Veeva Systems, Inc., Class A†	32,434	3,537,252

		13,808,802

Entertainment Software — 1.6%
Activision Blizzard, Inc.	257,650	12,171,386
Electronic Arts, Inc.†	129,920	11,983,821

		24,155,207

Security Description	Shares	Value (Note 2)
Finance-Credit Card — 4.5%
Visa, Inc., Class A	515,720	$69,627,357

Industrial Automated/Robotic — 0.7%
Cognex Corp.	227,500	10,351,250

Instruments-Controls — 0.8%
Mettler-Toledo International, Inc.†	20,440	13,043,990

Internet Content-Entertainment — 2.9%
Facebook, Inc., Class A†	266,390	44,404,549

Machinery-General Industrial — 2.1%
IDEX Corp.	66,270	9,135,982
Roper Technologies, Inc.	80,610	22,833,589

		31,969,571

Medical Instruments — 6.2%
Edwards Lifesciences Corp.†	255,780	43,590,028
Intuitive Surgical, Inc.†	98,675	51,670,177

		95,260,205

Medical Products — 1.7%
Stryker Corp.	146,330	25,983,818

Medical-Biomedical/Gene — 5.7%
Biogen, Inc.†	105,160	35,100,305
Regeneron Pharmaceuticals, Inc.†	68,505	29,407,141
Vertex Pharmaceuticals, Inc.†	126,290	24,110,024

		88,617,470

Medical-Drugs — 3.2%
Zoetis, Inc.	573,780	49,436,885

Medical-HMO — 4.4%
UnitedHealth Group, Inc.	249,700	67,468,940

Networking Products — 1.8%
Arista Networks, Inc.†	132,944	28,553,712

Retail-Apparel/Shoe — 0.8%
Burlington Stores, Inc.†	74,160	12,734,014

Retail-Building Products — 3.8%
Home Depot, Inc.	315,820	57,962,445

Retail-Discount — 3.3%
Costco Wholesale Corp.	208,940	44,844,792
Dollar Tree, Inc.†	68,381	6,621,332

		51,466,124

Retail-Major Department Stores — 1.4%
TJX Cos., Inc.	438,930	21,827,989

Retail-Perfume & Cosmetics — 1.9%
Ulta Beauty, Inc.†	99,213	28,962,259

Semiconductor Equipment — 0.7%
ASML Holding NV	58,710	10,276,011

Web Portals/ISP — 7.9%
Alphabet, Inc., Class C†	109,090	121,784,803

TOTAL INVESTMENTS (cost $1,268,865,186)(1)	92.5%	1,427,375,554
Other assets less liabilities	7.5	115,400,895

NET ASSETS	100.0%	$1,542,776,449

†	Non-income producing security
(1)	See Note 3 for cost of investments on a tax basis.

9

SunAmerica Series Trust SA AB Growth Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

The following is a summary of the inputs used to value the Portfolio's net assets as of January 31, 2019 (see Note 2):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ASSETS:
Investments at Value:*

Common Stocks	$1,427,375,554	$—	$—	$1,427,375,554

*	For a detailed presentation of investments, please refer to the Portfolio of Investments.

See Notes to Financial Statements

10

SunAmerica Series Trust SA AB Small & Mid Cap Value Portfolio

PORTFOLIO PROFILE — January 31, 2019 — (unaudited)

Industry Allocation*

Real Estate Investment Trusts	11.0%
Banks-Commercial	8.6
Insurance-Reinsurance	4.7
Electric-Integrated	4.4
Airlines	3.9
Oil Companies-Exploration & Production	3.0
Insurance-Property/Casualty	2.7
Oil-Field Services	2.6
Computers-Integrated Systems	2.5
Insurance-Multi-line	2.5
Computer Services	2.3
Food-Misc./Diversified	2.3
Building-Residential/Commercial	2.2
Auto/Truck Parts & Equipment-Original	2.0
Medical-HMO	2.0
Banks-Super Regional	1.9
Machinery-Construction & Mining	1.9
Semiconductor Components-Integrated Circuits	1.9
Containers-Paper/Plastic	1.8
Building-Heavy Construction	1.6
Food-Wholesale/Distribution	1.5
Publishing-Books	1.5
Enterprise Software/Service	1.4
Electronic Parts Distribution	1.3
Applications Software	1.3
Commercial Services	1.2
Machinery-Electrical	1.2
Savings & Loans/Thrifts	1.2
Beverages-Non-alcoholic	1.2
Retail-Restaurants	1.1
Medical Labs & Testing Services	1.1
Rubber/Plastic Products	1.0
Auction Houses/Art Dealers	1.0
Metal-Aluminum	1.0
Footwear & Related Apparel	1.0
Finance-Consumer Loans	0.9
Gas-Distribution	0.9
Chemicals-Diversified	0.9
Oil & Gas Drilling	0.9
Consulting Services	0.9
Retail-Arts & Crafts	0.9
Office Furnishings-Original	0.8
Engineering/R&D Services	0.8
Data Processing/Management	0.8
Telecom Equipment-Fiber Optics	0.8
E-Marketing/Info	0.7
Batteries/Battery Systems	0.7
Oil Field Machinery & Equipment	0.7
Retail-Building Products	0.7
Oil Refining & Marketing	0.7
Transport-Air Freight	0.6
Aerospace/Defense-Equipment	0.6
Retail-Jewelry	0.6
Semiconductor Equipment	0.5
Machinery-Pumps	0.4
Distribution/Wholesale	0.4

99.0%

*	Calculated as a percentage of net assets

11

SunAmerica Series Trust SA AB Small & Mid Cap Value Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019

Security Description	Shares	Value (Note 2)
COMMON STOCKS — 99.0%
Aerospace/Defense-Equipment — 0.6%
AAR Corp.	82,897	$3,123,559

Airlines — 3.9%
Alaska Air Group, Inc.	126,496	8,089,419
Hawaiian Holdings, Inc.	184,440	5,905,769
SkyWest, Inc.	124,309	6,333,543

		20,328,731

Applications Software — 1.3%
Nuance Communications, Inc.†	416,565	6,610,887

Auction Houses/Art Dealers — 1.0%
Sotheby’s†	132,865	5,366,417

Auto/Truck Parts & Equipment-Original — 2.0%
Cooper-Standard Holdings, Inc.†	65,769	5,028,698
Lear Corp.	35,634	5,485,141

		10,513,839

Banks-Commercial — 8.6%
Associated Banc-Corp.	239,470	5,184,526
BankUnited, Inc.	209,066	7,068,522
Synovus Financial Corp.	158,432	5,611,661
Texas Capital Bancshares, Inc.†	104,042	6,062,527
Umpqua Holdings Corp.	355,655	6,287,980
Webster Financial Corp.	115,070	6,199,972
Zions Bancorporation	186,116	8,857,260

		45,272,448

Banks-Super Regional — 1.9%
Comerica, Inc.	78,780	6,203,137
Huntington Bancshares, Inc.	267,635	3,543,488

		9,746,625

Batteries/Battery Systems — 0.7%
EnerSys	44,353	3,781,537

Beverages-Non-alcoholic — 1.2%
Cott Corp.	408,620	6,202,852

Building-Heavy Construction — 1.6%
Granite Construction, Inc.	103,570	4,476,296
Tutor Perini Corp.†	225,730	3,884,813

		8,361,109

Building-Residential/Commercial — 2.2%
Lennar Corp., Class A	126,356	5,991,801
Taylor Morrison Home Corp., Class A†	300,860	5,686,254

		11,678,055

Chemicals-Diversified — 0.9%
Orion Engineered Carbons SA	168,932	4,660,834

Commercial Services — 1.2%
Quanta Services, Inc.	184,899	6,534,331

Computer Services — 2.3%
Amdocs, Ltd.	85,510	4,778,299
Genpact, Ltd.	246,080	7,340,566

		12,118,865

Computers-Integrated Systems — 2.5%
NCR Corp.†	285,291	7,631,534
NetScout Systems, Inc.†	219,290	5,686,190

		13,317,724

Security Description	Shares	Value (Note 2)
Consulting Services — 0.9%
Booz Allen Hamilton Holding Corp.	93,002	$4,569,188

Containers-Paper/Plastic — 1.8%
Graphic Packaging Holding Co.	433,152	5,228,145
Sealed Air Corp.	109,798	4,337,021

		9,565,166

Data Processing/Management — 0.8%
CommVault Systems, Inc.†	62,527	4,131,159

Distribution/Wholesale — 0.4%
Anixter International, Inc.†	34,162	2,073,975

E-Marketing/Info — 0.7%
Criteo SA ADR†	157,923	3,932,283

Electric-Integrated — 4.4%
Alliant Energy Corp.	173,328	7,707,896
Black Hills Corp.	65,076	4,418,010
PNM Resources, Inc.	126,210	5,375,284
Portland General Electric Co.	121,105	5,851,793

		23,352,983

Electronic Parts Distribution — 1.3%
Avnet, Inc.	166,220	6,848,264

Engineering/R&D Services — 0.8%
AECOM†	143,238	4,384,515

Enterprise Software/Service — 1.4%
Verint Systems, Inc.†	154,634	7,479,647

Finance-Consumer Loans — 0.9%
OneMain Holdings, Inc.†	158,014	4,723,038

Food-Misc./Diversified — 2.3%
Ingredion, Inc.	57,116	5,654,484
Nomad Foods, Ltd.†	346,520	6,351,712

		12,006,196

Food-Wholesale/Distribution — 1.5%
US Foods Holding Corp.†	233,056	7,858,648

Footwear & Related Apparel — 1.0%
Skechers U.S.A., Inc., Class A†	184,324	5,008,083

Gas-Distribution — 0.9%
Southwest Gas Holdings, Inc.	60,290	4,721,913

Insurance-Multi-line — 2.5%
American Financial Group, Inc.	67,818	6,469,159
Kemper Corp.	27,239	2,047,828
Old Republic International Corp.	223,600	4,505,540

		13,022,527

Insurance-Property/Casualty — 2.7%
First American Financial Corp.	131,710	6,596,037
Hanover Insurance Group, Inc.	34,040	3,881,921
Selective Insurance Group, Inc.	61,790	3,764,247

		14,242,205

Insurance-Reinsurance — 4.7%
Essent Group, Ltd.†	172,155	6,843,161
Everest Re Group, Ltd.	41,267	9,039,537
Reinsurance Group of America, Inc.	62,223	8,988,112

		24,870,810

Machinery-Construction & Mining — 1.9%
Oshkosh Corp.	83,840	6,292,192
Terex Corp.	111,880	3,435,835

		9,728,027

12

SunAmerica Series Trust SA AB Small & Mid Cap Value Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Shares	Value (Note 2)
COMMON STOCKS (continued)
Machinery-Electrical — 1.2%
Regal Beloit Corp.	84,220	$6,464,727

Machinery-Pumps — 0.4%
SPX FLOW, Inc.†	64,199	2,103,801

Medical Labs & Testing Services — 1.1%
ICON PLC†	39,707	5,554,215

Medical-HMO — 2.0%
Molina Healthcare, Inc.†	44,242	5,883,301
WellCare Health Plans, Inc.†	16,576	4,582,933

		10,466,234

Metal-Aluminum — 1.0%
Alcoa Corp.†	180,426	5,355,044

Office Furnishings-Original — 0.8%
Steelcase, Inc., Class A	267,354	4,411,341

Oil & Gas Drilling — 0.9%
Patterson-UTI Energy, Inc.	382,441	4,639,009

Oil Companies-Exploration & Production — 3.0%
Cimarex Energy Co.	21,707	1,635,405
Oasis Petroleum, Inc.†	595,100	3,582,502
QEP Resources, Inc.†	653,922	5,407,935
SM Energy Co.	253,300	4,969,746

		15,595,588

Oil Field Machinery & Equipment — 0.7%
Dril-Quip, Inc.†	100,398	3,758,901

Oil Refining & Marketing — 0.7%
HollyFrontier Corp.	63,640	3,585,478

Oil-Field Services — 2.6%
Helix Energy Solutions Group, Inc.†	284,790	1,945,116
MRC Global, Inc.†	293,010	4,576,816
Oil States International, Inc.†	216,350	3,725,547
RPC, Inc.	308,170	3,325,154

		13,572,633

Publishing-Books — 1.5%
Houghton Mifflin Harcourt Co.†	425,311	4,453,006
Scholastic Corp.	78,620	3,277,668

		7,730,674

Real Estate Investment Trusts — 11.0%
American Campus Communities, Inc.	157,796	7,261,772
Camden Property Trust	82,910	8,038,124
CubeSmart	253,838	7,856,286
Empire State Realty Trust, Inc., Class A	445,126	6,881,648
MGM Growth Properties LLC, Class A	209,178	6,484,518
Park Hotels & Resorts, Inc.	222,222	6,682,216
STAG Industrial, Inc.	260,760	7,189,153
Sun Communities, Inc.	68,683	7,548,949

		57,942,666

Retail-Arts & Crafts — 0.9%
Michaels Cos., Inc.†	323,220	4,479,829

Retail-Building Products — 0.7%
BMC Stock Holdings, Inc.†	209,690	3,598,280

Retail-Jewelry — 0.6%
Signet Jewelers, Ltd.	125,599	3,059,592

Retail-Restaurants — 1.1%
Bloomin’ Brands, Inc.	326,680	6,020,712

Security Description	Shares	Value (Note 2)
Rubber/Plastic Products — 1.0%
Trinseo SA	110,070	$5,398,933

Savings & Loans/Thrifts — 1.2%
Sterling Bancorp	333,270	6,412,115

Semiconductor Components-Integrated Circuits — 1.9%
Cypress Semiconductor Corp.	388,990	5,395,291
MaxLinear, Inc.†	220,671	4,329,565

		9,724,856

Semiconductor Equipment — 0.5%
Kulicke & Soffa Industries, Inc.	122,020	2,749,111

Telecom Equipment-Fiber Optics — 0.8%
Finisar Corp.†	178,820	4,073,520

Transport-Air Freight — 0.6%
Atlas Air Worldwide Holdings, Inc.†	62,094	3,304,643

TOTAL INVESTMENTS (cost $501,721,939)(1)	99.0%	520,138,342
Other assets less liabilities	1.0	5,246,184

NET ASSETS	100.0%	$525,384,526

†	Non-income producing security
(1)	See Note 3 for cost of investments on a tax basis.

ADR — American Depositary Receipt

13

SunAmerica Series Trust SA AB Small & Mid Cap Value Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

The following is a summary of the inputs used to value the Portfolio's net assets as of January 31, 2019 (see Note 2):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ASSETS:
Investments at Value:*
Common Stocks	$520,138,342	$—	$—	$520,138,342

*	For a detailed presentation of investments, please refer to the Portfolio of Investments.

See Notes to Financial Statements

14

SunAmerica Series Trust SA Blackrock VCP Global Multi Asset Portfolio

PORTFOLIO PROFILE — January 31, 2019 — (unaudited)

Industry Allocation*

United States Treasury Notes	40.4%
Medical-Drugs	3.8
Oil Companies-Integrated	1.9
Diversified Banking Institutions	1.6
Applications Software	1.4
Banks-Commercial	1.4
Electric-Integrated	0.8
Computers	0.8
Retail-Apparel/Shoe	0.8
Insurance-Life/Health	0.8
Food-Misc./Diversified	0.7
Tobacco	0.7
Real Estate Investment Trusts	0.6
Beverages-Non-alcoholic	0.6
Web Portals/ISP	0.6
Medical-Biomedical/Gene	0.6
Enterprise Software/Service	0.6
Internet Content-Entertainment	0.6
Insurance-Property/Casualty	0.6
Commercial Services-Finance	0.6
Chemicals-Diversified	0.5
Auto-Cars/Light Trucks	0.5
Insurance-Multi-line	0.5
Pharmacy Services	0.5
E-Commerce/Products	0.5
Real Estate Management/Services	0.5
Building-Residential/Commercial	0.5
Computer Services	0.4
Airlines	0.4
Retail-Major Department Stores	0.4
Real Estate Operations & Development	0.4
Medical-Wholesale Drug Distribution	0.4
Brewery	0.4
Beverages-Wine/Spirits	0.4
Multimedia	0.4
Gas-Distribution	0.4
Medical Products	0.3
Commercial Services	0.3
Diversified Manufacturing Operations	0.3
Cosmetics & Toiletries	0.3
Medical-Hospitals	0.3
Finance-Credit Card	0.3
Medical-HMO	0.3
Retail-Perfume & Cosmetics	0.3
Cable/Satellite TV	0.3
Apparel Manufacturers	0.3
Athletic Footwear	0.3
Chemicals-Specialty	0.3
Industrial Gases	0.3
Electronic Components-Semiconductors	0.2
Retail-Jewelry	0.2
Entertainment Software	0.2
Computer Aided Design	0.2
Electronic Forms	0.2
Medical Labs & Testing Services	0.2
Retail-Gardening Products	0.2
Electric-Generation	0.2
Options Purchased	0.2
Building & Construction-Misc.	0.2
Metal-Diversified	0.2
Textile-Apparel	0.2

Engineering/R&D Services	0.2%
Dialysis Centers	0.2
Insurance-Reinsurance	0.2
Human Resources	0.2
Gold Mining	0.2
Computer Software	0.2
Electric-Distribution	0.2
Computer Data Security	0.2
Oil Companies-Exploration & Production	0.1
Distribution/Wholesale	0.1
Insurance Brokers	0.1
Agricultural Chemicals	0.1
Aerospace/Defense-Equipment	0.1
Office Automation & Equipment	0.1
Data Processing/Management	0.1
Investment Companies	0.1
Machinery-Electrical	0.1
Oil Refining & Marketing	0.1
Building Products-Cement	0.1
Finance-Other Services	0.1
Diagnostic Equipment	0.1
Soap & Cleaning Preparation	0.1
Semiconductor Equipment	0.1
Computers-Memory Devices	0.1
Diversified Minerals	0.1
Electronic Components-Misc.	0.1
Consulting Services	0.1
Industrial Automated/Robotic	0.1
Food-Dairy Products	0.1
Public Thoroughfares	0.1
Audio/Video Products	0.1
Toys	0.1
Aerospace/Defense	0.1
Computers-Integrated Systems	0.1
Semiconductor Components-Integrated Circuits	0.1
Security Services	0.1
Finance-Leasing Companies	0.1
Telephone-Integrated	0.1
Building-Heavy Construction	0.1
Transport-Rail	0.1
Internet Security	0.1
Photo Equipment & Supplies	0.1
Food-Meat Products	0.1
Metal-Copper	0.1
Rental Auto/Equipment	0.1
Building-Maintenance & Services	0.1
Non-Hazardous Waste Disposal	0.1
E-Services/Consulting	0.1
Optical Supplies	0.1
Agricultural Operations	0.1
Precious Metals	0.1

79.2%

*	Calculated as a percentage of net assets

15

SunAmerica Series Trust SA Blackrock VCP Global Multi Asset Portfolio

PORTFOLIO PROFILE — January 31, 2019 — (unaudited) — (continued)

Country Allocation*

United States	58.6%
Japan	4.9
United Kingdom	3.1
Germany	2.1
France	1.9
Switzerland	1.6
Australia	1.5
Netherlands	0.8
Hong Kong	0.6
Spain	0.6
Denmark	0.5
Italy	0.4
Ireland	0.4
Singapore	0.3
Belgium	0.3
Sweden	0.3
Canada	0.3
Finland	0.2
Jersey	0.2
Portugal	0.1
Bermuda	0.1
Norway	0.1
Israel	0.1
Cayman Islands	0.1
Austria	0.1

79.2%

*	Calculated as a percentage of net assets

16

SunAmerica Series Trust SA Blackrock VCP Global Multi Asset Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019

Security Description	Shares	Value (Note 2)
COMMON STOCKS — 38.6%
Australia — 1.5%
AGL Energy, Ltd.	68,406	$1,065,147
Alumina, Ltd.	76,001	134,272
Amcor, Ltd.	13,468	133,832
AMP, Ltd.	11,383	18,746
APA Group	10,831	72,364
Aristocrat Leisure, Ltd.	6,817	122,341
Aurizon Holdings, Ltd.	2,122	6,797
AusNet Services	7,875	9,454
Australia & New Zealand Banking Group, Ltd.	33,840	617,073
BHP Group, Ltd.	7,021	178,804
Boral, Ltd.	21,612	77,931
Challenger, Ltd.	1,420	7,492
CIMIC Group, Ltd.	5,376	175,540
Coca-Cola Amatil, Ltd.	16,920	103,493
Cochlear, Ltd.	1,396	196,301
Commonwealth Bank of Australia	17,900	911,415
Computershare, Ltd.	31,815	411,674
CSL, Ltd.	7,313	1,039,055
Dexus	11,251	94,054
Goodman Group	23,513	199,487
GPT Group	19,964	84,219
Incitec Pivot, Ltd.	93,098	224,418
Insurance Australia Group, Ltd.	12,771	65,943
LendLease Group	4,928	43,815
Macquarie Group, Ltd.	2,942	249,740
Mirvac Group	41,105	71,782
National Australia Bank, Ltd.	18,472	320,971
Newcrest Mining, Ltd.	17,458	310,988
Orica, Ltd.	5,181	64,719
QBE Insurance Group, Ltd.	50,413	394,110
Ramsay Health Care, Ltd.	4,125	170,324
REA Group, Ltd.	822	45,336
Santos, Ltd.	21,903	103,291
Scentre Group	58,810	170,107
SEEK, Ltd.	3,221	39,866
Sonic Healthcare, Ltd.	14,667	245,722
South32, Ltd.	104,572	269,105
Stockland	27,247	74,960
Suncorp Group, Ltd.	1,228	11,607
Sydney Airport	13,050	62,283
Transurban Group	79,626	705,106
Treasury Wine Estates, Ltd.	26,832	301,407
Vicinity Centres	52,477	99,817
Westpac Banking Corp.	34,357	614,320
Woodside Petroleum, Ltd.	18,793	468,390
WorleyParsons, Ltd.	4,453	45,089

		10,832,707

Austria — 0.1%
ANDRITZ AG	2,145	105,902
Erste Group Bank AG	3,647	127,024
OMV AG	3,921	194,630
Verbund AG	1,166	59,604

		487,160

Belgium — 0.3%
Ageas	14,713	683,532
Anheuser-Busch InBev SA	8,561	653,676
Groupe Bruxelles Lambert SA	5,845	550,948

Security Description	Shares	Value (Note 2)
Belgium (continued)
UCB SA	2,705	$234,232

		2,122,388

Bermuda — 0.1%
Axalta Coating Systems, Ltd.†	2,026	51,906
Bunge, Ltd.	4,148	228,430
CK Infrastructure Holdings, Ltd.	12,000	96,919
Hongkong Land Holdings, Ltd.	23,300	167,313
Jardine Matheson Holdings, Ltd.	2,200	147,237
Jardine Strategic Holdings, Ltd.	5,300	203,114
Kerry Properties, Ltd.	2,500	10,413
NWS Holdings, Ltd.	34,000	78,016

		983,348

British Virgin Islands — 0.0%
Capri Holdings, Ltd.†	2,766	117,500

Canada — 0.3%
Agnico Eagle Mines, Ltd.	1,090	47,409
Bausch Health Cos, Inc.†	1,975	48,490
Bombardier, Inc., Class B†	3,374	5,110
CAE, Inc.	7,373	156,668
Canadian Natural Resources, Ltd.	4,656	124,980
Constellation Software, Inc.	165	123,142
Finning International, Inc.	7,920	150,088
Gildan Activewear, Inc.	8,639	292,383
Goldcorp, Inc.	7,492	83,818
H&R Real Estate Investment Trust	2,989	50,478
Kinross Gold Corp.†	59,623	199,205
Manulife Financial Corp.	2,471	39,699
Nutrien, Ltd.	2,473	128,115
Sun Life Financial, Inc.	2,448	88,310
Trisura Group, Ltd.†	11	226
Turquoise Hill Resources, Ltd.†	65,428	109,549
Wheaton Precious Metals Corp.	8,931	188,143

		1,835,813

Cayman Islands — 0.1%
BeiGene, Ltd. ADR†	349	45,189
CK Asset Holdings, Ltd.	32,500	275,699
CK Hutchison Holdings, Ltd.	22,000	223,558
Melco Resorts & Entertainment, Ltd. ADR	2,161	46,634
WH Group, Ltd.*	24,500	21,369
Wharf Real Estate Investment Co., Ltd.	16,000	110,337

		722,786

Denmark — 0.5%
AP Moller - Maersk A/S, Series B	26	34,608
Carlsberg A/S, Class B	1,682	192,410
Chr. Hansen Holding A/S	1,878	178,081
Coloplast A/S, Class B	2,386	217,948
Danske Bank A/S	4,210	77,898
Genmab A/S†	1,477	214,454
H. Lundbeck A/S	4,519	198,185
ISS A/S	9,862	279,012
Novo Nordisk A/S, Class B	30,960	1,451,958
Novozymes A/S, Class B	7,038	293,946
Orsted A/S*	6,160	443,422
Pandora A/S	2,417	104,850
William Demant Holding A/S†	1,321	41,713

		3,728,485

17

SunAmerica Series Trust SA Blackrock VCP Global Multi Asset Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Shares	Value (Note 2)
COMMON STOCKS (continued)
Finland — 0.2%
Fortum Oyj	24,038	$545,586
Neste Oyj	3,356	307,655
Nordea Bank Abp	38,658	351,191
Orion Oyj, Class B	4,576	161,652
Sampo Oyj, Class A	1,684	77,082

		1,443,166

France — 1.9%
Air Liquide SA	2,406	292,276
Arkema SA	2,545	242,321
Atos SE	3,500	320,485
AXA SA	31,384	728,274
BioMerieux	539	38,160
BNP Paribas SA	7,617	357,964
Bouygues SA	185	6,555
Bureau Veritas SA	10,541	234,571
Capgemini SE	96	10,640
Cie de Saint-Gobain	1,954	67,505
CNP Assurances	2,394	54,448
Covivio	526	53,823
Danone SA	9,290	675,666
Dassault Aviation SA	134	199,606
Dassault Systemes SE	1,679	211,182
Edenred	3,904	158,519
Eiffage SA	1,027	96,275
Electricite de France SA	7,210	119,265
Engie SA	27,394	439,267
EssilorLuxottica SA	2,205	279,432
Gecina SA	358	52,619
Hermes International	656	394,511
ICADE	376	31,695
Ingenico Group SA	1,770	96,650
Ipsen SA	488	61,483
Kering SA	1,418	712,715
Klepierre SA	631	21,677
L’Oreal SA	1,664	400,883
LVMH Moet Hennessy Louis Vuitton SE	3,846	1,235,256
Pernod Ricard SA	3,776	627,192
Peugeot SA	7,317	184,622
Remy Cointreau SA	146	16,984
Safran SA	1,537	201,979
Sanofi	18,631	1,618,964
Schneider Electric SE	1,103	78,583
Societe Generale SA	4,137	128,784
Sodexo SA	473	49,295
Suez	8,510	109,080
Teleperformance	860	147,916
Thales SA	1,019	112,987
TOTAL SA	37,868	2,077,921
Ubisoft Entertainment SA†	1,406	125,116
Veolia Environnement SA	8,972	189,445
Vinci SA	4,792	422,458
Vivendi SA	2,756	70,262
Wendel SA	218	26,625

		13,781,936

Germany — 2.1%
adidas AG	2,607	619,765
Allianz SE	6,388	1,352,046
BASF SE	12,419	907,329
Bayer AG	12,386	938,389

Security Description	Shares	Value (Note 2)
Germany (continued)
Bayerische Motoren Werke AG	5,586	$469,679
Bayerische Motoren Werke AG (Preference Shares)	937	69,122
Beiersdorf AG	274	27,373
Brenntag AG	1,203	56,809
Continental AG	246	38,758
Covestro AG*	4,230	233,293
Daimler AG	12,239	723,678
Deutsche Bank AG	22,743	201,575
Deutsche Boerse AG	2,030	270,171
Deutsche Lufthansa AG	10,925	275,881
Deutsche Wohnen SE	9,307	464,453
E.ON SE	45,385	502,956
Evonik Industries AG	14,148	386,448
Fresenius Medical Care AG & Co. KGaA	2,713	200,063
Fresenius SE & Co. KGaA	5,914	306,384
Fuchs Petrolub SE (Preference Shares)	7,464	349,637
Hannover Rueck SE	2,259	325,392
HeidelbergCement AG	505	34,895
Henkel AG & Co. KGaA	262	23,986
Henkel AG & Co. KGaA (Preference Shares)	1,174	114,088
HUGO BOSS AG	1,716	123,026
Infineon Technologies AG	26,454	587,859
Innogy SE*	6,085	288,350
LANXESS AG	1,199	65,897
Merck KGaA	4,715	494,316
Muenchener Rueckversicherungs-Gesellschaft AG	1,755	390,539
Porsche Automobil Holding SE (Preference Shares)	3,205	208,372
ProSiebenSat.1 Media SE	4,361	77,962
Puma SE(XETR)	156	86,872
Puma SE(OTC)	4	2,227
RWE AG	8,268	204,557
SAP SE	14,561	1,503,975
Sartorius AG (Preference Shares)	893	133,865
Siemens AG	7,368	807,817
Siemens Healthineers AG†*	5,718	225,305
Symrise AG	2,465	204,861
Uniper SE	5,663	163,867
Volkswagen AG	221	38,449
Volkswagen AG (Preference Shares)	1,400	238,151
Vonovia SE	10,092	505,780
Wirecard AG	1,568	259,676

		15,503,893

Hong Kong — 0.6%
AIA Group, Ltd.	148,600	1,335,415
Bank of East Asia, Ltd.	4,400	14,899
BOC Hong Kong Holdings, Ltd.	49,000	190,000
CLP Holdings, Ltd.	32,000	372,292
Hang Lung Properties, Ltd.	7,000	15,264
Hang Seng Bank, Ltd.	10,100	233,297
Henderson Land Development Co., Ltd.	12,352	70,612
Hong Kong & China Gas Co., Ltd.	191,000	414,718
Hong Kong Exchanges & Clearing, Ltd.	13,100	407,774
Hysan Development Co., Ltd.	2,000	10,453
Link REIT	27,000	296,104
New World Development Co., Ltd.	57,000	89,421
Power Assets Holdings, Ltd.	24,500	165,559

18

SunAmerica Series Trust SA Blackrock VCP Global Multi Asset Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Shares	Value (Note 2)
COMMON STOCKS (continued)
Hong Kong (continued)
Sino Land Co., Ltd.	4,000	$7,173
Sun Hung Kai Properties, Ltd.	23,000	388,603
Swire Pacific, Ltd., Class A	5,500	65,011
Swire Properties, Ltd.	13,600	53,277
Techtronic Industries Co., Ltd.	12,000	69,853
Wharf Holdings, Ltd.	3,000	9,047
Wheelock & Co., Ltd.	8,000	51,790

		4,260,562

Ireland — 0.4%
Accenture PLC, Class A	1,119	171,822
AIB Group PLC	65,108	290,888
Allergan PLC	3,447	496,299
Bank of Ireland Group PLC	64,340	385,785
CRH PLC	7,024	202,241
Jazz Pharmaceuticals PLC†	95	11,959
Kerry Group PLC, Class A	949	97,008
Linde PLC	3,187	519,513
Medtronic PLC	1,118	98,820
Paddy Power Betfair PLC	734	60,057
Perrigo Co. PLC	1,700	78,965
Seagate Technology PLC	9,071	401,664
Willis Towers Watson PLC	176	28,651

		2,843,672

Israel — 0.1%
Bank Hapoalim B.M.	5,794	39,269
Bank Leumi Le-Israel B.M.	13,480	89,042
Check Point Software Technologies, Ltd.†	3,317	371,239
Israel Chemicals, Ltd.	14,539	84,363
Teva Pharmaceutical Industries, Ltd. ADR†	14,390	285,641
Wix.com, Ltd.†	493	53,909

		923,463

Italy — 0.4%
Assicurazioni Generali SpA	10,448	182,999
Davide Campari-Milano SpA	2,716	24,394
Enel SpA	162,892	982,321
Eni SpA	54,490	922,895
Intesa Sanpaolo SpA	155,368	355,033
Moncler SpA	1,572	59,209
Recordati SpA	1,402	50,781
Terna Rete Elettrica Nazionale SpA	27,071	166,489
UniCredit SpA	22,638	261,648

		3,005,769

Japan — 4.9%
Aeon Mall Co., Ltd.	3,300	54,850
Air Water, Inc.	18,200	303,118
Ajinomoto Co., Inc.	300	5,182
Alfresa Holdings Corp.	4,500	123,971
ANA Holdings, Inc.	2,600	95,738
Asahi Group Holdings, Ltd.	6,300	263,116
Asahi Kasei Corp.	32,600	356,964
Asics Corp.	11,000	158,650
Astellas Pharma, Inc.	41,700	616,831
Bridgestone Corp.	2,400	92,311
Brother Industries, Ltd.	7,700	129,607
Calbee, Inc.	900	28,865
Canon, Inc.	14,100	403,522

Security Description	Shares	Value (Note 2)
Japan (continued)
Central Japan Railway Co.	1,800	$388,472
Chubu Electric Power Co., Inc.	20,300	320,636
Chugai Pharmaceutical Co., Ltd.	4,400	259,442
Chugoku Electric Power Co., Inc.	14,700	200,727
Coca-Cola Bottlers Japan Holdings, Inc.	3,500	107,904
CyberAgent, Inc.	900	29,131
Dai Nippon Printing Co., Ltd.	900	20,797
Dai-ichi Life Holdings, Inc.	18,500	299,016
Daicel Corp.	10,000	104,763
Daiichi Sankyo Co., Ltd.	8,900	308,117
Daikin Industries, Ltd.	100	10,809
Daito Trust Construction Co., Ltd.	2,200	306,086
Daiwa House Industry Co., Ltd.	13,400	434,356
Daiwa House REIT Investment Corp.	29	68,223
DeNA Co., Ltd.	3,500	61,770
Dentsu, Inc.	2,100	99,599
East Japan Railway Co.	500	46,247
Eisai Co., Ltd.	3,900	302,541
Electric Power Development Co., Ltd.	5,100	127,324
Fuji Electric Co., Ltd.	400	12,313
FUJIFILM Holdings Corp.	11,500	493,059
Fujitsu, Ltd.	7,500	501,114
Hakuhodo DY Holdings, Inc.	700	10,748
Hisamitsu Pharmaceutical Co., Inc.	1,000	50,991
Hitachi Chemical Co., Ltd.	2,300	37,785
Hitachi High-Technologies Corp.	400	14,404
Hitachi, Ltd.	23,000	721,897
Honda Motor Co., Ltd.	13,300	396,937
Hoya Corp.	7,800	451,634
Hulic Co., Ltd.	8,800	81,063
Idemitsu Kosan Co., Ltd.	3,100	108,871
ITOCHU Corp.	10,500	192,075
Japan Airlines Co., Ltd.	2,500	91,027
Japan Exchange Group, Inc.	6,600	115,858
Japan Post Bank Co., Ltd.	7,100	82,610
Japan Post Holdings Co., Ltd.	27,700	340,077
Japan Prime Realty Investment Corp.	20	81,470
Japan Real Estate Investment Corp.	26	152,323
Japan Retail Fund Investment Corp.	56	114,711
Japan Tobacco, Inc.	20,600	520,271
JSR Corp.	1,000	16,131
JXTG Holdings, Inc.	62,400	338,015
Kajima Corp.	21,600	306,960
Kakaku.com, Inc.	2,900	50,775
Kaneka Corp.	4,700	183,631
Kansai Electric Power Co., Inc.	21,800	331,199
Kansai Paint Co., Ltd.	8,800	154,486
Kao Corp.	2,600	183,226
KDDI Corp.	4,200	105,099
Keihan Holdings Co., Ltd.	500	20,605
Keyence Corp.	1,300	667,860
Kikkoman Corp.	2,500	132,568
Kirin Holdings Co., Ltd.	13,600	323,682
Konami Holdings Corp.	3,600	165,641
Konica Minolta, Inc.	10,800	108,427
Kose Corp.	300	44,076
Kyocera Corp.	4,200	235,885
Kyowa Hakko Kirin Co., Ltd.	6,500	124,170
Kyushu Electric Power Co., Inc.	17,200	212,589
LINE Corp.†	400	13,996
LIXIL Group Corp.	2,300	33,815
M3, Inc.	3,800	54,979

19

SunAmerica Series Trust SA Blackrock VCP Global Multi Asset Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Shares	Value (Note 2)
COMMON STOCKS (continued)
Japan (continued)
Medipal Holdings Corp.	2,600	$60,039
MEIJI Holdings Co., Ltd.	2,800	216,349
Mitsubishi Chemical Holdings Corp.	37,000	317,126
Mitsubishi Corp.	2,800	81,809
Mitsubishi Electric Corp.	4,200	52,689
Mitsubishi Estate Co., Ltd.	30,700	542,912
Mitsubishi Gas Chemical Co., Inc.	9,400	148,088
Mitsubishi Tanabe Pharma Corp.	8,800	137,551
Mitsubishi UFJ Financial Group, Inc.	116,100	624,728
Mitsui Chemicals, Inc.	8,100	202,677
Mitsui Fudosan Co., Ltd.	17,700	428,972
Mizuho Financial Group, Inc.	235,700	389,307
MS&AD Insurance Group Holdings, Inc.	14,100	418,763
Murata Manufacturing Co., Ltd.	200	28,337
NEC Corp.	7,400	248,055
NH Foods, Ltd.	1,000	39,558
Nintendo Co., Ltd.	1,900	590,518
Nippon Building Fund, Inc.	33	213,333
Nippon Prologis REIT, Inc.	24	52,352
Nissan Motor Co., Ltd.	5,400	45,964
Nisshin Seifun Group, Inc.	800	16,106
Nissin Foods Holdings Co., Ltd.	1,000	63,488
Nitto Denko Corp.	700	39,487
Nomura Holdings, Inc.	30,800	125,139
Nomura Real Estate Holdings, Inc.	3,000	58,220
Nomura Real Estate Master Fund, Inc.	102	146,037
Nomura Research Institute, Ltd.	6,400	261,048
NTT Data Corp.	13,700	163,226
Obayashi Corp.	21,600	204,959
OBIC Co., Ltd.	2,900	273,887
Oji Holdings Corp.	2,100	12,145
Olympus Corp.	5,400	222,486
Ono Pharmaceutical Co., Ltd.	6,600	143,726
Oracle Corp. Japan	3,700	269,339
Oriental Land Co., Ltd.	500	51,113
ORIX Corp.	35,400	533,224
Osaka Gas Co., Ltd.	14,100	278,115
Otsuka Corp.	7,800	252,558
Otsuka Holdings Co., Ltd.	7,100	291,334
Panasonic Corp.	13,000	126,953
Park24 Co., Ltd.	400	9,556
Persol Holdings Co., Ltd.	4,100	72,827
Pola Orbis Holdings, Inc.	2,800	83,462
Recruit Holdings Co., Ltd.	12,100	323,813
Renesas Electronics Corp.†	31,700	181,933
Ricoh Co., Ltd.	16,400	174,533
Rohm Co., Ltd.	1,900	133,400
Santen Pharmaceutical Co., Ltd.	3,000	41,336
SBI Holdings, Inc.	1,900	40,467
Secom Co., Ltd.	5,500	459,700
Seibu Holdings, Inc.	2,300	39,859
Seiko Epson Corp.	11,800	187,263
Sekisui Chemical Co., Ltd.	1,600	24,887
Sekisui House, Ltd.	3,100	46,294
Shimadzu Corp.	3,100	71,067
Shimizu Corp.	21,100	179,369
Shin-Etsu Chemical Co., Ltd.	3,900	329,133
Shionogi & Co., Ltd.	7,000	429,859
Shiseido Co., Ltd.	2,500	148,711
Showa Denko KK	3,200	107,035

Security Description	Shares	Value (Note 2)
Japan (continued)
Showa Shell Sekiyu KK	12,300	$181,677
Softbank Corp.†	18,500	228,097
SoftBank Group Corp.	5,000	392,342
Sohgo Security Services Co., Ltd.	1,900	82,719
Sompo Holdings, Inc.	8,100	303,985
Sony Corp.	10,900	548,240
Sony Financial Holdings, Inc.	4,400	83,376
Subaru Corp.	11,000	257,847
SUMCO Corp.	8,000	110,630
Sumitomo Chemical Co., Ltd.	14,900	77,544
Sumitomo Dainippon Pharma Co., Ltd.	3,200	75,351
Sumitomo Mitsui Financial Group, Inc.	15,900	591,184
Sumitomo Mitsui Trust Holdings, Inc.	2,700	102,341
Sumitomo Realty & Development Co., Ltd.	9,200	350,877
Suntory Beverage & Food, Ltd.	700	30,961
Suzuken Co., Ltd.	3,400	178,601
Suzuki Motor Corp.	1,700	88,593
Sysmex Corp.	1,800	100,171
T&D Holdings, Inc.	11,700	144,720
Taiheiyo Cement Corp.	3,200	109,335
Taisei Corp.	6,400	300,407
Taisho Pharmaceutical Holdings Co., Ltd.	1,700	171,946
Taiyo Nippon Sanso Corp.	3,800	60,030
Takeda Pharmaceutical Co., Ltd.	20,089	810,512
Teijin, Ltd.	10,100	174,204
Terumo Corp.	3,300	188,192
Toho Co., Ltd.	400	14,564
Toho Gas Co., Ltd.	1,600	68,430
Tohoku Electric Power Co., Inc.	15,300	206,828
Tokio Marine Holdings, Inc.	12,800	624,896
Tokyo Electric Power Co. Holdings, Inc.†	32,200	197,830
Tokyo Electron, Ltd.	1,700	244,517
Tokyo Gas Co., Ltd.	15,400	404,239
Tokyu Fudosan Holdings Corp.	13,300	72,548
Toppan Printing Co., Ltd.	3,600	58,937
Toray Industries, Inc.	16,700	123,766
Toshiba Corp.	6,900	218,318
Tosoh Corp.	14,000	198,423
TOTO, Ltd.	700	27,127
Toyo Suisan Kaisha, Ltd.	2,600	93,266
Toyota Motor Corp.	22,200	1,364,171
Trend Micro, Inc.†	3,100	164,731
United Urban Investment Corp.	47	74,976
Yahoo Japan Corp.	56,400	152,386
Yakult Honsha Co., Ltd.	300	19,925
Yamato Holdings Co., Ltd.	100	2,663
Yamazaki Baking Co., Ltd.	5,400	105,697
Yaskawa Electric Corp.	1,800	50,614
Yokogawa Electric Corp.	2,700	50,154

		36,246,847

Jersey — 0.2%
Experian PLC	7,552	189,335
Glencore PLC	222,040	902,585
WPP PLC	7,643	87,278

		1,179,198

Luxembourg — 0.0%
Aroundtown SA	7,968	70,440
SES SA FDR	2,971	60,621

20

SunAmerica Series Trust SA Blackrock VCP Global Multi Asset Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Shares	Value (Note 2)
COMMON STOCKS (continued)
Luxembourg (continued)
Tenaris SA	10,462	$130,948

		262,009

Netherlands — 0.8%
ABN AMRO Group NV CVA*	845	21,061
Aegon NV	33,606	172,921
AerCap Holdings NV†	119	5,624
Airbus SE	5,980	687,973
ASML Holding NV	3,108	547,229
EXOR NV	1,287	82,250
Ferrari NV	982	122,118
Fiat Chrysler Automobiles NV†	13,880	237,120
Heineken Holding NV	3,869	336,385
Heineken NV	4,515	405,821
ING Groep NV	54,650	647,195
Koninklijke DSM NV	164	15,364
Koninklijke Philips NV	14,803	582,634
Mylan NV†	8,001	239,630
NN Group NV	7,537	319,188
NXP Semiconductors NV	4,596	399,990
QIAGEN NV†	5,999	221,183
STMicroelectronics NV	17,621	279,581
Unilever NV CVA	15,343	819,676

		6,142,943

New Zealand — 0.0%
a2 Milk Co., Ltd.†	1,374	12,014
Fisher & Paykel Healthcare Corp., Ltd.	2,377	20,766
Fletcher Building, Ltd.†	8,478	29,300
Ryman Healthcare, Ltd.	5,834	42,260

		104,340

Norway — 0.1%
DNB ASA	4,880	86,590
Equinor ASA†	13,282	303,015
Orkla ASA	13,500	108,781
Yara International ASA	10,464	432,623

		931,009

Papua New Guinea — 0.0%
Oil Search, Ltd.	39,686	225,072

Portugal — 0.1%
EDP - Energias de Portugal SA	120,954	441,801
Galp Energia SGPS SA	37,226	580,627

		1,022,428

Singapore — 0.3%
Ascendas Real Estate Investment Trust	119,300	242,945
CapitaLand Commercial Trust	127,100	177,607
CapitaLand Mall Trust	105,800	188,711
CapitaLand, Ltd.	97,400	241,042
City Developments, Ltd.	12,300	84,014
DBS Group Holdings, Ltd.	19,900	354,142
Flex, Ltd.†	3,211	30,890
Keppel Corp., Ltd.	34,700	157,265
Oversea-Chinese Banking Corp., Ltd.	34,800	297,998
Singapore Exchange, Ltd.	8,900	50,557
Singapore Technologies Engineering, Ltd.	105,300	291,239
Suntec Real Estate Investment Trust	64,400	92,390
United Overseas Bank, Ltd.	14,900	279,248

Security Description	Shares	Value (Note 2)
Singapore (continued)
UOL Group, Ltd.	13,000	$64,153

		2,552,201

Spain — 0.6%
Banco Bilbao Vizcaya Argentaria SA	81,335	481,858
Banco de Sabadell SA	13,641	15,624
Banco Santander SA	257,986	1,221,826
Bankinter SA	22,122	172,565
CaixaBank SA	42,508	160,654
Endesa SA	3,363	84,043
Grifols SA	1,168	30,451
Iberdrola SA (Interim)†(1)	157	1,292
Iberdrola SA	88,420	729,203
Mapfre SA	49,552	137,816
Naturgy Energy Group SA	12,322	343,703
Red Electrica Corp. SA	4,582	105,454
Repsol SA	33,208	583,286
Telefonica SA	4,020	34,519

		4,102,294

SupraNational — 0.0%
HK Electric Investments & HK Electric Investments, Ltd.	22,500	22,913
Unibail-Rodamco-Westfield	1,529	275,760

		298,673

Sweden — 0.3%
Assa Abloy AB, Class B	5,636	105,020
Hexagon AB, Class B	1,308	63,828
Investor AB, Class B	6,199	272,295
L E Lundbergforetagen AB, Class B	875	27,003
Skandinaviska Enskilda Banken AB, Class A	28,726	301,195
Svenska Handelsbanken AB, Class A	23,187	251,806
Swedbank AB, Class A	15,059	341,526
Swedish Match AB	10,444	467,766
Telefonaktiebolaget LM Ericsson, Class B	26,453	235,606

		2,066,045

Switzerland — 1.6%
ABB, Ltd.	8,286	158,334
Barry Callebaut AG	72	122,456
Chocoladefabriken Lindt & Spruengli AG	15	95,499
Cie Financiere Richemont SA	864	59,609
Credit Suisse Group AG	32,315	391,659
LafargeHolcim, Ltd.	10,821	508,973
Lonza Group AG	993	262,409
Nestle SA	38,660	3,367,303
Novartis AG	21,799	1,902,481
Roche Holding AG	7,341	1,949,938
SGS SA	219	528,585
Swiss Prime Site AG	5,188	439,483
Swiss Re AG	2,478	237,691
Temenos AG	2,741	370,606
UBS Group AG	41,389	536,456
Zurich Insurance Group AG	1,587	498,491

		11,429,973

United Kingdom — 3.1%
Admiral Group PLC	9,388	255,230
Anglo American PLC	20,610	525,955

21

SunAmerica Series Trust SA Blackrock VCP Global Multi Asset Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Shares	Value (Note 2)
COMMON STOCKS (continued)
United Kingdom (continued)
Aon PLC	1,833	$286,370
AstraZeneca PLC	17,092	1,238,185
Auto Trader Group PLC*	1,294	7,764
Aviva PLC	150,985	820,965
Babcock International Group PLC	14,606	101,759
BAE Systems PLC	65,093	437,294
Barclays PLC	194,174	403,330
BHP Group PLC	2,887	64,077
BP PLC	262,540	1,789,222
British American Tobacco PLC	26,512	935,409
Burberry Group PLC	1,171	27,713
Coca-Cola European Partners PLC	7,829	372,504
Compass Group PLC	809	17,309
ConvaTec Group PLC*	10,607	19,880
Diageo PLC	27,398	1,044,722
Direct Line Insurance Group PLC	62,032	274,149
Fresnillo PLC	1,462	19,287
GlaxoSmithKline PLC	64,579	1,254,561
Hargreaves Lansdown PLC	8,169	175,246
HSBC Holdings PLC	291,608	2,446,585
Imperial Brands PLC	2,000	66,270
Intertek Group PLC	300	19,326
Investec PLC	24,404	156,853
Johnson Matthey PLC	638	25,466
Legal & General Group PLC	233,443	795,081
Liberty Global PLC, Class A†	2,525	61,610
Liberty Global PLC, Class C†	7,060	166,334
Lloyds Banking Group PLC	109,800	83,572
National Grid PLC	15,697	170,644
Nielsen Holdings PLC	17,543	450,504
NMC Health PLC	529	17,888
Persimmon PLC	566	17,650
Prudential PLC	53,877	1,051,166
Reckitt Benckiser Group PLC	8,681	668,148
RELX PLC	13,649	302,138
Rio Tinto PLC	2,126	117,581
Royal Bank of Scotland Group PLC	137,138	433,797
Royal Dutch Shell PLC, Class A	72,418	2,246,236
Royal Dutch Shell PLC, Class B	61,579	1,915,531
Sage Group PLC	654	5,369
Smith & Nephew PLC	7,981	150,337
SSE PLC	3,241	49,773
St James’s Place PLC	16,136	198,773
Standard Chartered PLC	64,038	516,378
Standard Life Aberdeen PLC	67,389	222,693
Unilever PLC	14,993	785,478

		23,212,112

United States — 18.0%
3M Co.	3,397	680,419
Abbott Laboratories	7,176	523,704
AbbVie, Inc.	9,684	777,528
Activision Blizzard, Inc.	12,604	595,413
Adobe, Inc.†	6,058	1,501,294
Agilent Technologies, Inc.	2,218	168,679
Alaska Air Group, Inc.	811	51,863
Albemarle Corp.	2,143	173,004
Alexion Pharmaceuticals, Inc.†	809	99,475
Alliance Data Systems Corp.	46	8,169
Alphabet, Inc., Class A†	1,865	2,099,785
Alphabet, Inc., Class C†	2,011	2,245,020
Altria Group, Inc.	22,946	1,132,385

Security Description	Shares	Value (Note 2)
United States (continued)
Amazon.com, Inc.†	2,117	$3,638,551
American Airlines Group, Inc.	14,971	535,513
American Electric Power Co., Inc.	1,635	129,361
American Express Co.	1,705	175,104
American Tower Corp.	5,424	937,484
AmerisourceBergen Corp.	9,342	778,843
Amgen, Inc.	4,244	794,095
Amphenol Corp., Class A	1,609	141,463
Anadarko Petroleum Corp.	806	38,148
ANSYS, Inc.†	1,261	207,245
Anthem, Inc.	1,702	515,706
Apartment Investment & Management Co., Class A	1,010	50,015
Apple, Inc.	35,268	5,870,006
Archer-Daniels-Midland Co.	213	9,564
Autodesk, Inc.†	3,501	515,347
Automatic Data Processing, Inc.	6,690	935,530
AvalonBay Communities, Inc.	881	169,963
Ball Corp.(1)	644	33,668
Bank of America Corp.	14,218	404,786
Baxter International, Inc.	1,900	137,731
Berkshire Hathaway, Inc., Class B†	7,916	1,627,055
Biogen, Inc.†	1,271	424,234
Boston Properties, Inc.	1,214	160,090
Bristol-Myers Squibb Co.	20,955	1,034,548
Broadcom, Inc.	895	240,084
Broadridge Financial Solutions, Inc.	921	92,864
Brookfield Property REIT, Inc., Class A	8,649	157,412
Brown-Forman Corp., Class B	646	30,524
Burlington Stores, Inc.†	6,459	1,109,075
Cadence Design Systems, Inc.†	5,807	278,910
Campbell Soup Co.	5,459	193,412
Cardinal Health, Inc.	7,492	374,375
CBRE Group, Inc., Class A†	2,334	106,781
CBS Corp., Class B	4,568	225,933
CDK Global, Inc.	4,036	197,401
CDW Corp.	3,526	293,610
Celgene Corp.†	5,194	459,461
Centene Corp.†	1,351	176,400
CF Industries Holdings, Inc.	1,191	51,987
Charter Communications, Inc., Class A†	1,873	620,057
Chevron Corp.	6,969	798,996
Cigna Corp.	6,801	1,358,908
Cintas Corp.	3,783	709,350
Citigroup, Inc.	1,107	71,357
Citrix Systems, Inc.	3,353	343,817
Coca-Cola Co.	35,694	1,717,952
Cognizant Technology Solutions Corp., Class A	2,081	145,004
Comcast Corp., Class A	34,964	1,278,633
Conagra Brands, Inc.	12,454	269,505
ConocoPhillips	3,993	270,286
Constellation Brands, Inc., Class A	1,856	322,313
Copart, Inc.†	5,345	270,617
CoStar Group, Inc.†	231	90,261
Crown Castle International Corp.	2,994	350,478
CVS Health Corp.	35,441	2,323,158
D.R. Horton, Inc.	9,218	354,432
DaVita, Inc.†	10,697	600,423
Dell Technologies, Inc., Class C†	376	18,270
Delta Air Lines, Inc.	6,246	308,740

22

SunAmerica Series Trust SA Blackrock VCP Global Multi Asset Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Shares	Value (Note 2)
COMMON STOCKS (continued)
United States (continued)
Devon Energy Corp.	1,985	$52,900
Digital Realty Trust, Inc.	117	12,676
Discovery, Inc., Class A†	709	20,121
Discovery, Inc., Class C†	2,759	73,527
DowDuPont, Inc.	13,154	707,817
Duke Energy Corp.	2,119	186,006
Duke Realty Corp.	2,590	75,732
Ecolab, Inc.	1,264	199,927
Edison International	2,142	122,030
Electronic Arts, Inc.†	6,401	590,428
Eli Lilly & Co.	11,856	1,421,060
EOG Resources, Inc.	560	55,552
Equifax, Inc.	4,933	527,930
Equinix, Inc.	947	373,118
Equity Residential	3,736	271,084
Essex Property Trust, Inc.	253	68,614
Exelon Corp.	4,109	196,246
Extra Space Storage, Inc.	116	11,439
Exxon Mobil Corp.	19,044	1,395,544
Facebook, Inc., Class A†	15,889	2,648,537
Fastenal Co.	4,458	269,531
Fidelity National Information Services, Inc.	2,411	252,022
FirstEnergy Corp.	631	24,735
Fiserv, Inc.†	4,181	346,730
FleetCor Technologies, Inc.†	1,378	278,094
Fluor Corp.	22,615	827,031
FMC Corp.	1,116	89,057
Foot Locker, Inc.	766	42,812
Fortinet, Inc.†	3,987	305,285
Freeport-McMoRan, Inc.	26,080	303,571
Gap, Inc.	37,377	950,871
General Electric Co.	86,486	878,698
General Mills, Inc.	12,776	567,765
Gilead Sciences, Inc.	7,953	556,790
Goldman Sachs Group, Inc.	245	48,512
Hanesbrands, Inc.	1,663	24,928
HCA Healthcare, Inc.	11,889	1,657,683
HCP, Inc.	5,091	160,570
HD Supply Holdings, Inc.†	2,992	125,484
Henry Schein, Inc.†	7,037	546,775
Hershey Co.	461	48,912
Hewlett Packard Enterprise Co.	7,927	123,582
Honeywell International, Inc.	818	117,489
Hormel Foods Corp.	1,965	83,159
Host Hotels & Resorts, Inc.	10,188	183,995
HP, Inc.	12,642	278,503
Humana, Inc.	547	169,018
Illumina, Inc.†	462	129,263
Incyte Corp.†	750	60,443
Ingredion, Inc.	828	81,972
Intel Corp.	18,497	871,579
International Business Machines Corp.	4,993	671,159
International Flavors & Fragrances, Inc.	572	80,364
Interpublic Group of Cos., Inc.	2,027	46,114
Intuit, Inc.	4,685	1,011,117
IPG Photonics Corp.†	142	18,886
Iron Mountain, Inc.	397	14,768
J.M. Smucker Co.	592	62,089
Jack Henry & Associates, Inc.	667	89,078
Johnson & Johnson	21,307	2,835,536

Security Description	Shares	Value (Note 2)
United States (continued)
Jones Lang LaSalle, Inc.	263	$37,717
JPMorgan Chase & Co.	7,319	757,516
Kellogg Co.	4,543	268,082
Kimco Realty Corp.	6,824	116,076
Kraft Heinz Co.	15,373	738,826
L Brands, Inc.	40,601	1,130,332
Laboratory Corp. of America Holdings†	5,531	770,745
Lamb Weston Holdings, Inc.	2,541	183,714
Las Vegas Sands Corp.	240	14,006
Leidos Holdings, Inc.	297	17,226
Lennar Corp., Class A	6,375	302,303
Liberty Media Corp. - Liberty Formula One, Series C†	488	15,309
Liberty Media Corp. - Liberty SiriusXM, Series C†	1,182	47,233
Lululemon Athletica, Inc.†	1,445	213,585
Macerich Co.	1,859	85,811
Marriott International, Inc., Class A	531	60,815
Marsh & McLennan Cos., Inc.	8,489	748,645
Mastercard, Inc., Class A	4,652	982,177
Mattel, Inc.†	5,381	63,711
McCormick & Co., Inc.	270	33,383
McKesson Corp.	8,078	1,036,003
Merck & Co., Inc.	27,954	2,080,616
Mettler-Toledo International, Inc.†	202	128,908
Microsoft Corp.	66,139	6,906,896
Molson Coors Brewing Co., Class B	2,966	197,565
Mondelez International, Inc., Class A	15,046	696,028
Monster Beverage Corp.†	7,293	417,451
Mosaic Co.	6,840	220,795
Nektar Therapeutics†	4,478	189,599
NetApp, Inc.	2,932	186,974
Netflix, Inc.†	4,323	1,467,658
Newell Brands, Inc.	12,030	255,156
Newfield Exploration Co.†	1,283	23,453
Newmont Mining Corp.	7,629	260,225
News Corp., Class A	4,545	58,312
News Corp., Class B	799	10,331
NextEra Energy, Inc.	437	78,214
NIKE, Inc., Class B	14,796	1,211,496
NVIDIA Corp.	1,609	231,294
NVR, Inc.†	126	335,160
Occidental Petroleum Corp.	202	13,490
Omnicom Group, Inc.	893	69,547
ON Semiconductor Corp.†	4,349	87,154
Oracle Corp.	34,652	1,740,570
Paychex, Inc.	3,471	245,747
PayPal Holdings, Inc.†	7,535	668,807
PepsiCo, Inc.	15,699	1,768,806
PerkinElmer, Inc.	732	66,246
Pfizer, Inc.	54,933	2,331,906
PG&E Corp.†	3,412	44,356
Philip Morris International, Inc.	19,831	1,521,434
PPG Industries, Inc.	1,129	119,042
Progressive Corp.	1,442	97,032
Prologis, Inc.	2,805	193,994
PTC, Inc.†	1,286	109,040
Public Storage	2,207	469,032
PulteGroup, Inc.	12,517	348,098
QUALCOMM, Inc.	588	29,118
Quanta Services, Inc.	955	33,750

23

SunAmerica Series Trust SA Blackrock VCP Global Multi Asset Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Shares	Value (Note 2)
COMMON STOCKS (continued)
United States (continued)
Quest Diagnostics, Inc.	7,533	$658,008
Red Hat, Inc.†	3,562	633,466
Regeneron Pharmaceuticals, Inc.†	186	79,844
Robert Half International, Inc.	8,229	530,194
Ross Stores, Inc.	24,849	2,289,090
S&P Global, Inc.	2,847	545,628
salesforce.com, Inc.†	8,951	1,360,283
SBA Communications Corp.†	1,927	351,735
ServiceNow, Inc.†	2,034	447,521
Sherwin-Williams Co.	638	268,930
Simon Property Group, Inc.	3,657	666,013
Sirius XM Holdings, Inc.	24,837	144,800
SL Green Realty Corp.	1,093	101,026
Southern Co.	2,110	102,546
Southwest Airlines Co.	15,091	856,565
Splunk, Inc.†	2,377	296,745
SS&C Technologies Holdings, Inc.	3,256	167,651
Symantec Corp.	15,896	334,134
Synopsys, Inc.†	3,329	310,762
Take-Two Interactive Software, Inc.†	2,013	212,472
Tapestry, Inc.	3,322	128,595
Texas Instruments, Inc.	923	92,928
Thermo Fisher Scientific, Inc.	1,856	455,964
Tiffany & Co.	18,491	1,640,706
TJX Cos., Inc.	54,308	2,700,737
Tractor Supply Co.	16,552	1,413,541
TransUnion	6,060	368,569
TripAdvisor, Inc.†	493	28,288
Twenty-First Century Fox, Inc., Class A	9,168	452,074
Twenty-First Century Fox, Inc., Class B	6,380	313,003
Twitter, Inc.†	5,051	169,512
Tyson Foods, Inc., Class A	5,397	334,182
UDR, Inc.	385	16,844
Ulta Beauty, Inc.†	7,348	2,145,028
Under Armour, Inc., Class A†	4,904	101,709
Under Armour, Inc., Class C†	4,454	84,359
United Continental Holdings, Inc.†	7,777	678,699
United Rentals, Inc.†	3,285	411,479
UnitedHealth Group, Inc.	5,433	1,467,997
Universal Health Services, Inc., Class B	4,550	603,011
Unum Group	1,439	50,020
Ventas, Inc.	1,582	102,023
VEREIT, Inc.	1,461	11,805
Verisk Analytics, Inc.†	4,271	501,458
Vertex Pharmaceuticals, Inc.†	1,399	267,083
VF Corp.	3,340	281,128
Viacom, Inc., Class B	2,987	87,878
Visa, Inc., Class A	9,099	1,228,456
VMware, Inc., Class A	1,846	278,875
Vornado Realty Trust	2,272	158,836
Walt Disney Co.	10,879	1,213,226
Waste Management, Inc.	3,293	315,041
Waters Corp.†	678	156,767
WellCare Health Plans, Inc.†	96	26,542
Welltower, Inc.	111	8,601
Western Digital Corp.	4,315	194,132
Weyerhaeuser Co.	5,754	150,985
Whirlpool Corp.	1,924	255,911
Workday, Inc., Class A†	1,912	347,085
WW Grainger, Inc.	1,603	473,510

Security Description	Shares/ Principal Amount	Value (Note 2)
United States (continued)
Xerox Corp.	5,551	$156,594
Zoetis, Inc.	5,861	504,984

		133,047,925

Total Common Stocks (cost $288,159,579)		285,415,717

U.S. GOVERNMENT TREASURIES — 40.4%
United States Treasury Notes
1.50% due 08/15/2026	$24,500,000	22,731,406
1.63% due 02/15/2026	16,300,000	15,344,922
1.63% due 05/15/2026	30,000,000	28,176,562
2.00% due 11/15/2026 . . . . .	30,000,000	28,794,141
2.25% due 02/15/2027	25,000,000	24,396,485
2.25% due 08/15/2027	28,000,000	27,246,406
2.25% due 11/15/2027	20,000,000	19,428,125
2.38% due 05/15/2027	30,000,000	29,535,937
2.75% due 02/15/2028 . . . . .	25,000,000	25,257,813
2.88% due 05/15/2028	20,000,000	20,402,344
2.88% due 08/15/2028 . . . . .	27,930,000	28,491,873
3.13% due 11/15/2028	27,500,000	28,653,711

Total U.S. Government Treasuries (cost $292,301,726)		298,459,725

OPTIONS - PURCHASED — 0.2%
Exchange-Traded Put Options - Purchased(2) (cost $3,152,429)	1,354	1,354,000

TOTAL INVESTMENTS — (cost $583,613,734)(3)	79.2%	585,229,442
Other assets less liabilities	20.8	153,594,661

NET ASSETS —	100.0%	$738,824,103

†	Non-income producing security
*	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Portfolio has no right to demand registration of these securities. At January 31, 2019, the aggregate value of these securities was $1,260,444 representing 0.2% of net assets. Unless otherwise indicated, these securities are not considered to be illiquid.

24

SunAmerica Series Trust SA Blackrock VCP Global Multi Asset Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

(1)	Illiquid security. At January 31, 2019, the aggregate value of these securities was $34,960 representing 0.0% of net assets.

(2)	Options — Purchased:

Exchange-Traded Put Options - Purchased

Issue	Expiration Month	Strike Price	Number of Contracts	Notional Amount*	Premiums Paid	Value at January 31, 2019	Unrealized Appreciation (Depreciation)
S&P 500 Index	June 2019	$2,100	1,354	$366,135,140	$3,152,429	$1,354,000	$(1,798,429)

*	Notional amount is calculated by multiplying the number of contracts by the multiplier by the market value of the underlying security or index.

(3)	See Note 3 for cost of investments on a tax basis.
ADR	— American Depositary Receipt
CVA	— Certification Van Aandelen (Dutch Cert.)
FDR	— Fiduciary Depositary Receipt
OTC	— Over the Counter
XETR	— Frankfurt Stock Exchange

Futures Contracts

Number of Contracts	Type	Description	Expiration Month	Notional Basis*	Notional Value*	Unrealized Appreciation (Depreciation)

595	Long	Mini MSCI Emerging Markets Index	March 2019	$53,612,267	$54,385,975	$773,708

1066	Long	S&P 500 E-Mini Index	March 2019	137,582,956	144,149,850	6,566,894

80	Long	U.S. Treasury 10 Year Notes	March 2019	9,533,164	9,797,500	264,336

130	Long	U.S. Treasury 10 Year Ultra Bonds	March 2019	16,363,951	16,989,375	625,424

						$8,230,362

*	Notional basis refers to the contractual amount agreed upon at inception of the open contract; notional value represents the current value of the open contract.

Forward Foreign Currency Contracts

Counterparty	Contract to Deliver		In Exchange For		Delivery Date	Unrealized Appreciation	Unrealized Depreciation
Citibank N.A.	AUD	566,000	USD	406,244	03/20/2019	$—	$(5,445)
	USD	19,871,863	AUD	27,448,690	03/20/2019	93,348	—
	USD	5,317,059	GBP	4,210,814	03/20/2019	218,405	—
	USD	1,510,939	JPY	164,991,000	03/20/2019	9,230	—
	USD	802,383	SEK	7,209,000	03/20/2019	—	(2,848)

						320,983	(8,293)

Deutsche Bank AG	CAD	5,802,000	USD	4,373,013	03/20/2019	—	(47,609)
	EUR	1,019,714	USD	1,171,116	03/20/2019	—	(478)
	JPY	567,911,330	USD	5,081,235	03/20/2019	—	(151,300)
	USD	579,223	CAD	767,210	03/20/2019	5,325	—
	USD	319,444	NZD	469,000	03/20/2019	5,039	—

						10,364	(199,387)

JPMorgan Chase Bank	AUD	1,207,000	USD	872,343	03/20/2019	—	(5,587)
	CHF	698,000	USD	709,009	03/20/2019	4,119	—
	EUR	2,050,000	USD	2,356,137	03/20/2019	802	—
	GBP	436,000	USD	552,008	03/20/2019	—	(21,150)
	JPY	60,919,000	USD	545,413	03/20/2019	—	(15,874)
	NOK	2,926,000	USD	340,062	03/20/2019	—	(7,571)
	NZD	107,000	USD	73,600	03/20/2019	—	(429)
	SEK	284,000	USD	31,752	03/20/2019	254	—
	USD	1,056,460	AUD	1,487,000	03/20/2019	25,132	—
	USD	2,765,071	CAD	3,676,000	03/20/2019	35,723	—
	USD	4,499,515	CHF	4,418,540	03/20/2019	—	(37,358)
	USD	22,765,155	EUR	19,828,000	03/20/2019	16,102	—
	USD	2,075,494	GBP	1,620,000	03/20/2019	54,130	—

25

SunAmerica Series Trust SA Blackrock VCP Global Multi Asset Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Forward Foreign Currency Contracts — (continued)

Counterparty	Contract to Deliver		In Exchange For		Delivery Date	Unrealized Appreciation	Unrealized Depreciation
	USD	671,417	JPY	73,380,000	03/20/2019	$4,680	$—
	USD	300,026	NOK	2,534,000	03/20/2019	1,034	—
	USD	363,973	SEK	3,271,000	03/20/2019	—	(1,194)
	USD	89,715	SGD	123,000	03/20/2019	1,743	—

						143,719	(89,163)

Morgan Stanley and Co.	JPY	234,000,000	USD	2,093,867	03/20/2019	—	(62,127)
	SGD	610,000	USD	446,478	03/20/2019	—	(7,094)
	USD	597,839	CHF	592,000	03/20/2019	5	—
	USD	639,965	GBP	495,000	03/20/2019	10,754	—

						10,759	(69,221)

UBS AG	EUR	766,470	USD	879,680	03/20/2019	—	(951)

Net Unrealized Appreciation/(Depreciation)						$485,825	$(367,015)

AUD	— Australian Dollar	GBP	— British Pound Sterling	SEK	— Swedish Krona
CAD	— Canada Dollar	JPY	— Japanese Yen	SGD	— Singapore Dollar
CHF	— Swiss Franc	NZD	— New Zealand Dollar	USD	— United States Dollar
EUR	— Euro Currency	NOK	— Norwegian Krone

The following is a summary of the inputs used to value the Portfolio’s net assets as of January 31, 2019 (see Note 2):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs		Level 3 - Significant Unobservable Inputs	Total
ASSETS:
Investments at Value:*
Common Stocks	$140,056,587	$145,359,130	**	$—	$285,415,717
U.S. Government Treasuries	—	298,459,725		—	298,459,725
Options-Purchased	1,354,000	—		—	1,354,000

Total Investments at Value	$141,410,587	$443,818,855		$—	$585,229,442

Other Financial Instruments:+
Futures Contracts	$8,230,362	$—		$—	$8,230,362
Forward Foreign Currency Contracts	—	485,825		—	485,825

	$8,230,362	$485,825		$—	$8,716,187

LIABILITIES:
Other Financial Instruments:+
Forward Foreign Currency Contracts	$—	$367,015		$—	$367,015

*	For a detailed presentation of investments, please refer to the Portfolio of Investments.
**	Represents foreign equity securities that have been fair valued in accordance with pricing procedures approved by the Board (see Note 2).
+	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forward, written options and swap contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

See Notes to Financial Statements

26

SunAmerica Series Trust SA Columbia Technology Portfolio

PORTFOLIO PROFILE — January 31, 2019 — (unaudited)

Industry Allocation*

Electronic Components-Semiconductors	23.4%
Semiconductor Equipment	14.1
Applications Software	7.2
Semiconductor Components-Integrated Circuits	6.1
Web Portals/ISP	5.1
Computer Aided Design	4.3
Enterprise Software/Service	4.3
Computers	4.1
Finance-Credit Card	4.1
Computers-Memory Devices	3.7
Repurchase Agreements	2.8
Computer Software	2.6
Networking Products	2.4
Office Automation & Equipment	2.3
Computer Data Security	1.9
Computers-Periphery Equipment	1.8
E-Commerce/Products	1.8
Computer Services	1.3
Commercial Services-Finance	1.2
Internet Security	0.9
Medical-Biomedical/Gene	0.9
Electronic Components-Misc.	0.7
Computers-Other	0.7
Educational Software	0.5
Data Processing/Management	0.4
Entertainment Software	0.4
Electronic Forms	0.4
Internet Application Software	0.3
Multimedia	0.3
Web Hosting/Design	0.2
Telecom Equipment-Fiber Optics	0.2

100.4%

*	Calculated as a percentage of net assets

27

SunAmerica Series Trust SA Columbia Technology Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019

Security Description	Shares	Value (Note 2)
COMMON STOCKS — 97.6%
Applications Software — 7.2%
Microsoft Corp.	12,900	$1,347,147
Nuance Communications, Inc.†	146,307	2,321,892
salesforce.com, Inc.†	8,483	1,289,162

		4,958,201

Commercial Services-Finance — 1.2%
Euronet Worldwide, Inc.†	7,291	838,538

Computer Aided Design — 4.3%
Synopsys, Inc.†	31,976	2,984,960

Computer Data Security — 1.9%
Carbon Black, Inc.†	1,845	28,579
ForeScout Technologies, Inc.†	4,800	146,400
Fortinet, Inc.†	14,832	1,135,686

		1,310,665

Computer Services — 1.3%
DXC Technology Co.	13,982	896,526

Computer Software — 2.6%
Cornerstone OnDemand, Inc.†	9,800	561,932
Splunk, Inc.†	3,983	497,238
TiVo Corp.	67,100	746,823

		1,805,993

Computers — 4.1%
Apple, Inc.	16,878	2,809,174

Computers-Memory Devices — 3.7%
NetApp, Inc.	17,000	1,084,090
Western Digital Corp.	32,700	1,471,173

		2,555,263

Computers-Other — 0.7%
Lumentum Holdings, Inc.†	9,100	445,081

Computers-Periphery Equipment — 1.8%
Electronics For Imaging, Inc.†	45,813	1,209,921

Data Processing/Management — 0.4%
Fidelity National Information Services, Inc.	2,800	292,684

E-Commerce/Products — 1.8%
eBay, Inc.	35,800	1,204,670

E-Commerce/Services — 0.0%
Eventbrite, Inc., Class A†	546	16,385

Educational Software — 0.5%
Arco Platform, Ltd., Class A†	14,503	366,636

Electronic Components-Misc. — 0.7%
Advanced Energy Industries, Inc.†	9,400	482,126

Electronic Components-Semiconductors — 23.4%
Broadcom, Inc.	16,063	4,308,900
Inphi Corp.†	33,259	1,311,735
Intel Corp.	7,200	339,264
Lattice Semiconductor Corp.†	96,350	751,530
Mellanox Technologies, Ltd.†	6,300	588,483
Microchip Technology, Inc.	16,700	1,342,179
Micron Technology, Inc.†	80,939	3,093,489
ON Semiconductor Corp.†	74,044	1,483,842
Qorvo, Inc.†	21,084	1,378,050
Synaptics, Inc.†	37,018	1,473,316

		16,070,788

Security Description	Shares	Value (Note 2)
Electronic Forms — 0.4%
Adobe, Inc.†	1,100	$272,602

Enterprise Software/Service — 4.3%
Oracle Corp.	39,600	1,989,108
SailPoint Technologies Holding, Inc.†	16,050	458,227
Verint Systems, Inc.†	11,000	532,070

		2,979,405

Entertainment Software — 0.4%
Zynga, Inc., Class A†	62,400	279,552

Finance-Credit Card — 4.1%
Pagseguro Digital, Ltd., Class A†	26,059	562,093
Visa, Inc., Class A	16,600	2,241,166

		2,803,259

Internet Application Software — 0.3%
Tencent Holdings, Ltd. ADR	5,200	231,972

Internet Security — 0.9%
Palo Alto Networks, Inc.†	3,000	644,460

Medical-Biomedical/Gene — 0.9%
Hugel, Inc.†	1,929	583,361

Multimedia — 0.3%
Twenty-First Century Fox, Inc., Class A	4,500	221,895

Networking Products — 2.4%
Arista Networks, Inc.†	1,700	365,126
Cisco Systems, Inc.	4,800	226,992
LogMeIn, Inc.	11,360	1,056,707

		1,648,825

Office Automation & Equipment — 2.3%
Xerox Corp.	56,819	1,602,864

Semiconductor Components-Integrated Circuits — 6.1%
Cypress Semiconductor Corp.	44,634	619,074
Marvell Technology Group, Ltd.	117,191	2,171,549
Maxim Integrated Products, Inc.	16,913	917,868
NXP Semiconductors NV	5,400	469,962

		4,178,453

Semiconductor Equipment — 14.1%
Applied Materials, Inc.	53,300	2,082,964
Lam Research Corp.	31,608	5,360,085
Teradyne, Inc.	50,183	1,806,086
Tokyo Electron, Ltd.	3,200	460,268

		9,709,403

Telecom Equipment-Fiber Optics — 0.2%
Viavi Solutions, Inc.†	13,000	144,560

Web Hosting/Design — 0.2%
GoDaddy, Inc., Class A†	2,400	164,712

Web Portals/ISP — 5.1%
Alphabet, Inc., Class A†	1,500	1,688,835
Alphabet, Inc., Class C†	1,603	1,789,541

		3,478,376

Total Long-Term Investment Securities (cost $56,306,024)		67,191,310

28

SunAmerica Series Trust SA Columbia Technology Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Principal Amount	Value (Note 2)
REPURCHASE AGREEMENTS — 2.8%
Agreement with Fixed Income Clearing Corp., bearing interest at 0.50%, dated 01/31/2019, to be repurchased 02/01/2019 in the amount $1,969,027 collateralized by $1,965,000 of United States Treasury Notes, bearing interest at 2.88% due 05/31/2025 and having an approximate value of $2,009,323 (cost $1,969,000)	$1,969,000	$1,969,000

TOTAL INVESTMENTS (cost $58,275,024)(1)	100.4%	69,160,310
Liabilities in excess of other assets	(0.4)	(304,328)

NET ASSETS	100.0%	$68,855,982

†	Non-income producing security
(1)	See Note 3 for cost of investments on a tax basis.

ADR — American Depositary Receipt

The following is a summary of the inputs used to value the Portfolio’s net assets as of January 31, 2019 (see Note 2):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs		Level 3 - Significant Unobservable Inputs	Total
ASSETS:
Investments at Value:*
Common Stocks	$66,147,681	$1,043,629	**	$—	$67,191,310
Repurchase Agreements	—	1,969,000		—	1,969,000

Total Investments at Value	$66,147,681	$3,012,629		$—	$69,160,310

*	For a detailed presentation of investments, please refer to the Portfolio of Investments.
**	Represents foreign equity securities that have been fair valued in accordance with pricing procedures approved by the Board (see Note 2).

See Notes to Financial Statements

29

SunAmerica Series Trust SA DFA Ultra Short Bond Portfolio

PORTFOLIO PROFILE — January 31, 2019 — (unaudited)

Industry Allocation*

SupraNational Banks	12.9%
Banks-Commercial	11.7
Banks-Special Purpose	10.4
Commercial Paper	10.0
Regional Agencies	7.9
Regional Authority	7.5
Certificates of Deposit	5.7
Banks-Export/Import	5.4
Oil Companies-Integrated	5.2
United States Treasury Notes	3.0
Computers	2.9
Retail-Discount	2.9
Auto-Cars/Light Trucks	2.9
Federal Home Loan Bank	2.3
Sovereign Agency	2.3
Diversified Financial Services	1.1
Winding-Up Agency	1.1
Medical Labs & Testing Services	1.0
Insurance-Reinsurance	0.9
Registered Investment Companies	0.7
Medical-Drugs	0.6
E-Commerce/Products	0.5
Diversified Banking Institutions	0.4
Networking Products	0.3
Beverages-Non-alcoholic	0.3
Food-Misc./Diversified	0.2
Investment Management/Advisor Services	0.2
Enterprise Software/Service	0.1

100.4%

Credit Quality#†

Aaa	39.2%
Aa	54.1
A	2.5
Not Rated@	4.2

100.0%

*	Calculated as a percentage of net assets
#	Calculated as a percentage of total debt issues, excluding short-term securities
†	Source: Moody’s
@	Represents debt issues that either have not rating, or the rating is unavailable from the data source.

30

SunAmerica Series Trust SA DFA Ultra Short Bond Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019

Security Description	Principal Amount	Value (Note 2)
U.S. CORPORATE BONDS & NOTES — 14.6%
Auto-Cars/Light Trucks — 2.9%
Toyota Motor Credit Corp. Senior Notes 1.70% due 02/19/2019	$394,000	$393,806
Toyota Motor Credit Corp. Senior Notes 2.15% due 03/12/2020	283,000	281,149
Toyota Motor Credit Corp. Senior Notes 2.20% due 01/10/2020	5,192,000	5,165,321
Toyota Motor Credit Corp FRS Senior Notes 2.75% (3 ML+0.14%) due 11/14/2019	1,000,000	1,000,304
Toyota Motor Credit Corp. FRS Senior Notes 2.88% (3 ML+0.10%) due 01/10/2020	4,000,000	4,000,480
Toyota Motor Credit Corp. FRS Senior Notes 3.34% (3 ML+0.54%) due 01/08/2021	841,000	845,013

		11,686,073

Beverages-Non-alcoholic — 0.3%
Coca-Cola Co. Notes 2.52% due 02/21/2019	1,000,000	998,561

Computers — 2.9%
Apple, Inc. Senior Notes 1.50% due 09/12/2019	2,000,000	1,986,781
Apple, Inc. Senior Notes 1.80% due 11/13/2019	2,691,000	2,673,057
Apple, Inc. Senior Notes 1.80% due 05/11/2020	477,000	472,522
Apple, Inc. Senior Notes 1.90% due 02/07/2020	684,000	679,859
Apple, Inc. Senior Notes 2.00% due 11/13/2020	500,000	495,092
Apple, Inc. FRS Senior Notes 2.67% (3 ML+0.08%) due 02/08/2019	1,500,000	1,500,019
Apple, Inc. FRS Senior Notes 2.68% (3 ML+0.07%) due 05/11/2020	815,000	814,827
Apple, Inc. FRS Senior Notes 2.89% (3 ML+0.30%) due 05/06/2019	3,341,000	3,343,439

		11,965,596

Diversified Financial Services — 1.1%
USAA Capital Corp. FRS Senior Notes 2.77% (3 ML+0.23%) due 02/01/2019*	4,600,000	4,600,000

Security Description	Principal Amount	Value (Note 2)
E-Commerce/Products — 0.5%
Amazon.com, Inc. Senior Notes 1.90% due 08/21/2020	$2,000,000	$1,979,811

Enterprise Software/Service — 0.1%
Oracle Corp. Senior Notes 2.25% due 10/08/2019	485,000	483,774

Food-Misc./Diversified — 0.2%
Nestle Holdings, Inc. Company Guar. Notes 2.13% due 01/14/2020	1,000,000	994,024

Insurance-Reinsurance — 0.9%
Berkshire Hathaway Finance Corp. FRS Company Guar. Notes 2.88% (3 ML+0.26%) due 08/15/2019	500,000	500,490
Berkshire Hathaway Finance Corp. FRS Company Guar. Notes 3.10% (3 ML+0.32%) due 01/10/2020	2,235,000	2,237,441
Berkshire Hathaway Finance Corp. FRS Company Guar. Notes 3.48% (3 ML+0.69%) due 03/15/2019	747,000	747,736

		3,485,667

Medical Labs & Testing Services — 1.0%
Roche Holdings, Inc. FRS Company Guar. Notes 3.14% (3 ML+0.34%) due 09/30/2019*	4,000,000	4,003,490

Medical-Drugs — 0.6%
Merck & Co., Inc. Senior Notes 1.85% due 02/10/2020	1,000,000	992,230
Novartis Capital Corp. Company Guar. Notes 1.80% due 02/14/2020	491,000	486,651
Novartis Capital Corp. Company Guar. Notes 4.40% due 04/24/2020	958,000	977,115

		2,455,996

Networking Products — 0.3%
Cisco Systems, Inc. Senior Notes 1.40% due 09/20/2019	541,000	536,976
Cisco Systems, Inc. Senior Notes 4.45% due 01/15/2020	716,000	727,554

		1,264,530

Oil Companies-Integrated — 0.9%
Chevron Corp. Senior Notes 1.56% due 05/16/2019	3,415,000	3,405,089
Chevron Corp. FRS Senior Notes 2.80% (3 ML+0.09%) due 02/28/2019	450,000	450,002

		3,855,091

31

SunAmerica Series Trust SA DFA Ultra Short Bond Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Principal Amount	Value (Note 2)
U.S. CORPORATE BONDS & NOTES (continued)
Retail-Discount — 2.9%
Walmart, Inc. Senior Notes 1.75% due 10/09/2019	$4,400,000	$4,374,956
Walmart, Inc. Senior Notes 2.85% due 06/23/2020	6,056,000	6,084,948
Walmart, Inc. FRS Senior Notes 2.86% (3 ML+0.04%) due 06/23/2020	1,500,000	1,499,628

		11,959,532

Total U.S. Corporate Bonds & Notes (cost $59,762,308)		59,732,145

FOREIGN CORPORATE BONDS & NOTES — 45.2%
Banks-Commercial — 11.7%
ANZ New Zealand International, Ltd. Company Guar. Notes 2.60% due 09/23/2019	500,000	499,169
ANZ New Zealand International, Ltd. Company Guar. Notes 2.60% due 09/23/2019*	1,750,000	1,747,091
Australia & New Zealand Banking Group, Ltd. Senior Notes 1.60% due 07/15/2019	250,000	248,686
Australia & New Zealand Banking Group, Ltd. Senior Notes 2.05% due 09/23/2019	489,000	486,848
Australia & New Zealand Banking Group, Ltd. Senior Notes 2.25% due 06/13/2019	500,000	499,168
Australia & New Zealand Banking Group, Ltd. Senior Notes 2.25% due 12/19/2019*	4,550,000	4,520,741
Bank of Montreal Senior Notes 3.10% due 07/13/2020	1,000,000	1,005,529
Bank of Montreal FRS Senior Notes 3.23% (3 ML+0.44%) due 06/15/2020	2,986,000	2,994,686
Commonwealth Bank of Australia FRS Senior Notes 3.85% (3 ML+1.06%) due 03/15/2019	1,100,000	1,100,984
Cooperatieve Rabobank UA Senior Notes 1.38% due 08/09/2019	1,053,000	1,046,017
Cooperatieve Rabobank UA Senior Notes 2.25% due 01/14/2020	1,300,000	1,293,731
Cooperatieve Rabobank UA FRS Senior Notes 3.11% (3 ML+0.51%) due 08/09/2019	2,387,000	2,392,161

Security Description	Principal Amount	Value (Note 2)
Banks-Commercial (continued)
Cooperatieve Rabobank UA Senior Notes 4.75% due 01/15/2020	$900,000	$916,287
Dexia Credit Local SA Government Guar. Notes 1.88% due 01/29/2020	1,000,000	991,268
National Australia Bank, Ltd. Senior Notes 1.38% due 07/12/2019	1,100,000	1,093,851
National Australia Bank, Ltd. Senior Notes 2.25% due 01/10/2020	500,000	497,454
National Australia Bank, Ltd. FRS Senior Notes 3.01% (3 ML+0.24%) due 07/25/2019*	1,000,000	1,000,327
National Australia Bank, Ltd. FRS Senior Notes 3.37% (3 ML+0.59%) due 01/10/2020*	1,000,000	1,004,376
Nordea Bank AB Senior Notes 1.63% due 09/30/2019*	1,000,000	992,300
Nordea Bank AB Senior Notes 2.38% due 04/04/2019	200,000	199,894
Royal Bank of Canada Senior Notes 2.13% due 03/02/2020	1,800,000	1,787,826
Royal Bank of Canada Senior Notes 2.15% due 03/06/2020	1,840,000	1,826,670
Royal Bank of Canada Senior Notes 2.15% due 10/26/2020	3,060,000	3,023,003
Royal Bank of Canada 2.35% due 10/30/2020	365,000	361,489
Royal Bank of Canada FRS Senior Notes 3.12% (3 ML+0.38%) due 03/02/2020	923,000	924,941
Svenska Handelsbanken AB Company Guar. Notes 1.50% due 09/06/2019	700,000	694,322
Svenska Handelsbanken AB Company Guar. Notes 2.25% due 06/17/2019	2,000,000	1,996,552
Svenska Handelsbanken AB FRS Company Guar. Notes 3.23% (3 ML+0.49%) due 09/06/2019	300,000	300,706
Svenska Handelsbanken AB FRS Company Guar. Notes 3.28% (3 ML+0.49%) due 06/17/2019	250,000	250,309
Toronto-Dominion Bank Senior Notes 1.85% due 09/11/2020	1,000,000	983,740
Toronto-Dominion Bank Senior Notes 1.90% due 10/24/2019	1,077,000	1,070,858

32

SunAmerica Series Trust SA DFA Ultra Short Bond Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Principal Amount	Value (Note 2)
FOREIGN CORPORATE BONDS & NOTES (continued)
Banks-Commercial (continued)
Toronto-Dominion Bank Senior Notes 2.25% due 11/05/2019	$1,800,000	$1,794,082
Toronto-Dominion Bank Senior Notes 3.00% due 06/11/2020	3,003,000	3,009,801
Toronto-Dominion Bank FRS Senior Notes 3.05% (3 ML + 0.26%) due 09/17/2020	300,000	300,220
Toronto-Dominion Bank FRS Senior Notes 3.27% (3 ML+0.65%) due 08/13/2019	2,318,000	2,325,233
Westpac Banking Corp. Senior Notes 1.60% due 08/19/2019	1,330,000	1,321,836
Westpac Banking Corp. FRS Senior Notes 2.92% (3 ML+0.23%) due 04/26/2019*	500,000	500,144
Westpac Banking Corp. FRS Senior Notes 3.33% (3 ML+0.71%) due 05/13/2019	1,000,000	1,001,476

		48,003,776

Banks-Export/Import — 5.4%
Export Development Canada Senior Notes 1.00% due 09/13/2019	1,665,000	1,648,600
Export Development Canada Senior Notes 1.75% due 08/19/2019	1,300,000	1,294,082
Export Development Canada Senior Notes 1.75% due 07/21/2020	1,200,000	1,185,466
Export Development Canada Senior Notes 2.30% due 02/10/2020*	7,480,000	7,454,120
Svensk Exportkredit AB Senior Notes 1.75% due 08/28/2020	2,700,000	2,663,085
Svensk Exportkredit AB Senior Notes 1.88% due 06/17/2019	6,700,000	6,681,744
Svensk Exportkredit AB Senior Notes 2.75% due 10/07/2020	980,000	981,547

		21,908,644

Banks-Special Purpose — 9.5%
Agence Francaise de Developpement Senior Notes 1.38% due 08/02/2019	600,000	596,206
Bank Nederlandse Gemeenten NV Senior Notes 1.75% due 10/30/2019	1,600,000	1,589,203
Bank Nederlandse Gemeenten NV Senior Notes 1.75% due 10/30/2019*	1,000,000	993,252

Security Description	Principal Amount	Value (Note 2)
Banks-Special Purpose (continued)
Bank Nederlandse Gemeenten NV Senior Notes 1.75% due 03/24/2020	$2,300,000	$2,276,112
Bank Nederlandse Gemeenten NV Senior Notes 1.88% due 06/11/2019	144,000	143,579
Bank Nederlandse Gemeenten NV Senior Notes 2.50% due 02/28/2020	1,692,000	1,688,787
BNG Bank NV Senior Notes 1.75% due 10/05/2020	2,300,000	2,265,532
BNG Bank NV FRS Senior Notes 2.90% (3 ML+0.10%) due 07/14/2020*	3,000,000	3,003,720
KFW Government Guar. Notes 1.25% due 09/30/2019	750,000	743,154
KFW Government Guar. Notes 1.50% due 04/20/2020	5,000,000	4,934,788
KFW Government Guar. Notes 1.63% due 05/29/2020	700,000	691,022
KFW Government Guar. Notes 1.75% due 03/31/2020	800,000	792,381
KFW Government Guar. Notes 1.88% due 06/30/2020	800,000	792,081
KFW Government Guar. Notes 2.75% due 07/15/2020	2,000,000	2,004,236
KFW Government Guar. Notes 4.00% due 01/27/2020	200,000	202,595
Landwirtschaftliche Rentenbank Government Guar. Notes 1.88% due 01/22/2020	1,500,000	1,489,218
Nederlandse Waterschapsbank NV Senior Notes 1.25% due 09/09/2019*	450,000	446,254
Nederlandse Waterschapsbank NV Senior Notes 1.63% due 03/04/2020	1,000,000	988,996
Nederlandse Waterschapsbank NV Senior Notes 1.75% due 09/05/2019	800,000	795,823
Nederlandse Waterschapsbank NV Senior Notes 1.88% due 03/13/2019	1,000,000	999,200
Nederlandse Waterschapsbank NV FRS Senior Notes 2.62% (3 ML+0.02%) due 08/09/2019	2,000,000	1,997,860
NRW Bank Government Guar. Notes 1.25% due 07/29/2019	520,000	516,391
NRW Bank Government Guar. Notes 1.88% due 07/01/2019	500,000	498,358

33

SunAmerica Series Trust SA DFA Ultra Short Bond Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Principal Amount	Value (Note 2)
FOREIGN CORPORATE BONDS & NOTES (continued)
Banks-Special Purpose (continued)
NRW Bank Government Guar. Notes 1.88% due 01/27/2020	$1,400,000	$1,388,492
Oesterreichische Kontrollbank AG Government Guar. Notes 1.13% due 04/26/2019	2,000,000	1,992,880
Oesterreichische Kontrollbank AG 1.50% due 10/21/2020	3,000,000	2,943,694
Oesterreichische Kontrollbank AG Government Guar. Notes 1.75% due 01/24/2020	2,206,000	2,187,161

		38,960,975

Diversified Banking Institutions — 0.4%
Bank of Nova Scotia Senior Notes 2.35% due 10/21/2020	500,000	495,368
Bank of Nova Scotia FRS Senior Notes 3.09% (3 ML + 0.29%) due 01/08/2021	1,000,000	998,557

		1,493,925

Investment Management/Advisor Services — 0.2%
CPPIB Capital, Inc. Company Guar. Notes 1.25% due 09/20/2019*	1,000,000	990,940

Oil Companies-Integrated — 4.3%
Shell International Finance BV Company Guar. Notes 2.13% due 05/11/2020	3,500,000	3,480,322
Shell International Finance BV Company Guar. Notes 2.25% due 11/10/2020	2,500,000	2,481,794
Shell International Finance BV FRS Company Guar. Notes 3.07% (3 ML+0.45%) due 05/11/2020	600,000	602,969
Shell International Finance BV FRS Company Guar. Notes 3.13% (3 ML+0.35%) due 09/12/2019	1,375,000	1,377,884
Shell International Finance BV Company Guar. Notes 4.30% due 09/22/2019	306,000	309,067
Shell International Finance BV Company Guar. Notes 4.38% due 03/25/2020	3,250,000	3,312,336
Statoil ASA Company Guar. Notes 2.25% due 11/08/2019	1,690,000	1,683,206
Statoil ASA Company Guar. Notes 2.90% due 11/08/2020	500,000	501,098
Total Capital International SA Company Guar. Notes 2.10% due 06/19/2019	1,938,000	1,931,340
Total Capital International SA FRS Company Guar. Notes 3.15% (3 ML+0.35%) due 06/19/2019	300,000	300,247

Security Description	Principal Amount	Value (Note 2)
Oil Companies-Integrated (continued)
Total Capital SA Company Guar. Notes 4.45% due 06/24/2020	$1,497,000	$1,532,507

		17,512,770

SupraNational Banks — 12.7%
African Development Bank Senior Notes 1.88% due 03/16/2020	3,700,000	3,659,388
Asian Development Bank Senior Notes 1.63% due 05/05/2020	1,500,000	1,482,427
Council of Europe Development Bank Senior Notes 1.50% due 05/17/2019	7,000,000	6,978,218
Council of Europe Development Bank Senior Notes 1.63% due 03/10/2020	1,500,000	1,483,605
Council of Europe Development Bank Senior Notes 1.88% due 01/27/2020	3,000,000	2,977,732
EUROFIMA Senior Notes 1.75% due 05/29/2020	594,000	586,447
European Investment Bank Senior Notes 1.13% due 08/15/2019	1,300,000	1,289,694
European Investment Bank Senior Notes 1.25% due 12/16/2019	1,000,000	987,661
European Investment Bank Senior Notes 1.38% due 06/15/2020	4,500,000	4,428,368
European Investment Bank Senior Notes 1.63% due 03/16/2020	2,039,000	2,016,943
European Investment Bank Senior Notes 1.75% due 05/15/2020	3,000,000	2,968,047
Inter-American Development Bank Senior Notes 1.13% due 09/12/2019	2,574,000	2,549,411
Inter-American Development Bank Notes 1.63% due 05/12/2020	2,050,000	2,026,247
Inter-American Development Bank Senior Notes 1.88% due 06/16/2020	2,200,000	2,178,856
Inter-American Development Bank FRS Senior Notes 3.01% (3 ML+0.22%) due 10/15/2020	2,500,000	2,509,375
International Bank for Reconstruction & Development Senior Notes 0.88% due 08/15/2019	1,000,000	990,689
International Bank for Reconstruction & Development Senior Notes 1.63% due 09/04/2020	2,478,000	2,441,744
International Bank for Reconstruction & Development Senior Notes 1.88% due 10/07/2019	2,506,000	2,492,435

34

SunAmerica Series Trust SA DFA Ultra Short Bond Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Principal Amount	Value (Note 2)
FOREIGN CORPORATE BONDS & NOTES (continued)
SupraNational Banks (continued)
International Bank for Reconstruction & Development Senior Notes 1.88% due 04/21/2020	$3,000,000	$2,974,650
International Finance Corp. Senior Notes 1.63% due 07/16/2020	572,000	564,361
Nordic Investment Bank Senior Notes 1.50% due 09/29/2020	810,000	795,523
Nordic Investment Bank Senior Notes 2.50% due 04/28/2020	3,500,000	3,495,775

		51,877,596

Winding-Up Agency — 1.0%
FMS Wertmanagement Government Guar. Notes 1.00% due 08/16/2019	1,849,000	1,833,055
FMS Wertmanagement Government Guar. Notes 1.75% due 01/24/2020	500,000	495,674
FMS Wertmanagement Government Guar. Notes 2.25% due 02/03/2020	1,600,000	1,591,680

		3,920,409

Total Foreign Corporate Bonds & Notes (cost $184,745,415)		184,669,035

FOREIGN GOVERNMENT OBLIGATIONS — 18.9%
Banks-Special Purpose — 0.9%
Agence Francaise de Developpement Senior Notes 1.63% due 01/21/2020	1,710,000	1,691,696
Agence Francaise de Developpement Senior Notes 1.88% due 09/14/2020	2,000,000	1,971,808

		3,663,504

Regional Agencies — 7.9%
Kommunalbanken AS Senior Notes 2.13% due 03/15/2019	2,850,000	2,848,490
Kommunekredit Senior Notes 1.13% due 08/23/2019	3,500,000	3,469,781
Kommunekredit Senior Notes 1.63% due 06/12/2020	6,202,000	6,116,536
Kommunekredit Senior Notes 1.75% due 01/10/2020	2,000,000	1,983,256
Kommuninvest I Sverige AB Government Guar. Notes 1.63% due 09/01/2020*	800,000	787,296
Kommuninvest I Sverige AB Government Guar. Notes 1.75% due 03/19/2020	2,056,000	2,035,341
Kommuninvest I Sverige AB Government Guar. Notes 2.00% due 11/12/2019	4,850,000	4,825,895

Security Description	Principal Amount	Value (Note 2)
Regional Agencies (continued)
Kommuninvest I Sverige AB Government Guar. Notes 2.50% due 06/01/2020	$1,000,000	$997,900
Kommuninvest I Sverige AB Government Guar. Notes 2.75% due 10/22/2020	3,000,000	3,004,983
Municipality Finance PLC Government Guar. Notes 1.25% due 04/18/2019	300,000	299,143
Municipality Finance PLC Government Guar. Notes 1.50% due 03/23/2020	1,268,000	1,251,536
Municipality Finance PLC Government Guar. Notes 1.75% due 05/21/2019	4,750,000	4,737,555

		32,357,712

Regional Authority — 7.5%
Province of Alberta, Canada Senior Notes 1.90% due 12/06/2019	6,200,000	6,157,207
Province of Ontario, Canada Senior Notes 1.25% due 06/17/2019	500,000	497,330
Province of Ontario, Canada Senior Notes 1.88% due 05/21/2020	2,000,000	1,978,823
Province of Ontario, Canada Senior Notes 4.00% due 10/07/2019	621,000	626,244
Province of Ontario, Canada Senior Notes 4.40% due 04/14/2020	7,442,000	7,590,018
Province of Quebec, Canada FRS Senior Notes 3.04% (3 ML+0.28%) due 07/21/2019	2,709,000	2,712,657
Province of Quebec, Canada Notes 3.50% due 07/29/2020	2,850,000	2,883,931
State of North Rhine-Westphalia, Germany Senior Notes 1.25% due 09/16/2019	3,000,000	2,973,366
State of North Rhine-Westphalia, Germany Senior Notes 1.63% due 07/25/2019	1,800,000	1,790,996
State of North Rhine-Westphalia, Germany Senior Notes 1.63% due 01/22/2020	3,000,000	2,968,857
State of North Rhine-Westphalia, Germany Senior Notes 1.88% due 06/17/2019	500,000	498,466

		30,677,895

Sovereign Agency — 2.3%
Caisse d’Amortissement de la Dette Sociale Senior Notes 1.75% due 09/24/2019*	800,000	795,567

35

SunAmerica Series Trust SA DFA Ultra Short Bond Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Principal Amount	Value (Note 2)
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Sovereign Agency (continued)
Caisse d’Amortissement de la Dette Sociale Senior Notes 1.75% due 09/24/2019	$1,315,000	$1,307,714
Caisse d’Amortissement de la Dette Sociale Senior Notes 1.88% due 01/13/2020	500,000	496,210
Caisse d’Amortissement de la Dette Sociale Senior Notes 1.88% due 07/28/2020	3,200,000	3,163,683
Kommunalbanken AS Senior Notes 1.38% due 10/26/2020	800,000	782,847
Kommunalbanken AS Senior Bonds 1.50% due 09/09/2019	1,000,000	993,630
Kommunalbanken AS Senior Bonds 1.50% due 10/22/2019	300,000	297,570
Kommunalbanken AS Senior Notes 1.75% due 09/15/2020	1,218,000	1,200,972
Kommunalbanken AS Senior Notes 2.50% due 04/17/2020*	300,000	299,615

		9,337,808

SupraNational Banks — 0.2%
European Bank for Reconstruction & Development Senior Notes 1.75% due 11/26/2019	600,000	595,680

Winding-Up Agency — 0.1%
Erste Abwicklungsanstalt Government Guar. Notes 1.38% due 10/30/2019	600,000	593,923

Total Foreign Government Obligations (cost $77,275,558)		77,226,522

U.S. GOVERNMENT AGENCIES — 2.3%
Federal Home Loan Bank — 2.3%
2.13% due 02/11/2020	1,000,000	995,216
2.38% due 03/30/2020	3,000,000	2,998,062
2.63% due 05/28/2020	500,000	500,907
4.13% due 03/13/2020	5,000,000	5,087,770

Total U.S. Government Agencies (cost $9,592,248)		9,581,955

U.S. GOVERNMENT TREASURIES — 3.0%
United States Treasury Notes
1.13% due 04/30/2020	3,500,000	3,440,801
1.25% due 02/29/2020	5,500,000	5,424,160
1.38% due 02/15/2020	1,450,000	1,432,555
1.38% due 02/29/2020	2,000,000	1,975,000

Total U.S. Government Treasuries (cost $12,271,018)		12,272,516

Total Long-Term Investment Securities (cost $343,646,547)		343,482,173

Security Description	Principal Amount	Value (Note 2)
SHORT-TERM INVESTMENT SECURITIES — 16.4%
Certificates of Deposit — 5.7%
Bank of Montreal/Chicago IL FRS 2.93% (3 ML+0.19%) due 03/06/2020	$8,000,000	$7,999,103
Bank of Nova Scotia FRS 2.84% (3 ML+0.26%) due 11/04/2019	2,000,000	2,002,830
Bank of Nova Scotia FRS 2.96% (3 ML+0.19%) due 03/11/2020	3,000,000	2,999,658
Bank of Nova Scotia FRS 3.07% (3 ML+0.28%) due 09/21/2020	200,000	199,935
Bank of Nova Scotia FRS 3.09% (3 ML+0.38%) due 02/28/2019	2,000,000	2,000,454
Nordea Bank AB NY FRS 3.06% (3 ML+0.28%) due 04/10/2019	2,000,000	2,000,661
Nordea Bank AB NY FRS 3.11% (3 ML+0.34%) due 03/07/2019	2,000,000	2,000,440
Svenska Handelsbanken NY FRS 2.98% (3 ML+0.22%) due 01/22/2020	1,000,000	999,997
Svenska Handelsbanken NY FRS 3.02% (3 ML+0.40%) due 02/12/2019	3,000,000	3,000,240

		23,203,318

Commercial Paper — 10.0%
Caisse des Depots et Consignations 2.60% due 04/26/2019*	2,500,000	2,484,788
Caisse des Depots et Consignations 2.61% due 04/30/2019*	3,000,000	2,980,813
Erste Abwicklungsanstalt 2.68% due 04/23/2019*	2,000,000	1,988,197
Nestle Finance International, Ltd. 2.67% due 04/10/2019	2,500,000	2,487,757
NRW. BANK 2.67% due 04/15/2019*	2,000,000	1,989,833
NRW. BANK 2.67% due 04/16/2019*	3,000,000	2,984,531
NRW. BANK 2.69% due 02/14/2019	2,000,000	1,998,119
Oversea-Chinese Banking Corp., Ltd. 2.86% due 03/12/2019	2,970,000	2,961,694
Pfizer, Inc. 2.62% due 04/10/2019*	2,500,000	2,487,561
Pfizer, Inc. 2.62% due 04/17/2019*	2,000,000	1,989,018
Province of Alberta, Canada 2.71% due 04/01/2019*	1,000,000	995,800
Province of Alberta, Canada 2.76% due 03/11/2019	3,000,000	2,991,924
PSP Capital, Inc. 2.58% due 02/11/2019	3,000,000	2,997,791
PSP Capital, Inc. 2.71% due 03/11/2019	900,000	897,601
Queensland Treasury Corp. 2.58% due 04/24/2019	2,000,000	1,988,205
Sanofi 2.63% due 03/20/2019*	1,000,000	996,627

36

SunAmerica Series Trust SA DFA Ultra Short Bond Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Principal Amount/ Shares	Value (Note 2)
SHORT-TERM INVESTMENT SECURITIES (continued)
Commercial Paper (continued)
Sanofi 2.64% due 03/18/2019*	$4,000,000	$3,987,084
Total Capital Canada, Ltd. 2.69% due 04/10/2019*	2,000,000	1,990,164

		41,197,507

Registered Investment Companies — 0.7%
State Street Institutional U.S. Government Money Market Fund, Premier Class 2.32%(1)	2,813,656	2,813,656

Total Short-Term Investment Securities (cost $67,211,140)		67,214,481

TOTAL INVESTMENTS (cost $410,857,687)(2)	100.4%	410,696,654
Liabilities in excess of other assets	(0.4)	(1,728,225)

NET ASSETS	100.0%	$408,968,429

*	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Portfolio has no right to demand registration of these securities. At January 31, 2019, the aggregate value of these securities was $58,013,649 representing 14.2% of net assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(1)	The rate shown is the 7-day yield as of January 31, 2019.
(2)	See Note 3 for cost of investments on a tax basis.

FRS — Floating Rate Security

The rates shown on FRS are the current interest rates at January 31, 2019 and unless noted otherwise, the dates shown are the original maturity dates.

Index Legend

3ML — 3 Month USD LIBOR

The following is a summary of the inputs used to value the Portfolio’s net assets as of January 31, 2019 (see Note 2):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ASSETS:
Investments at Value:*
U.S. Corporate Bonds & Notes	$—	$59,732,145	$—	$59,732,145
Foreign Corporate Bonds & Notes	—	184,669,035	—	184,669,035
Foreign Government Obligations	—	77,226,522	—	77,226,522
U.S. Government Agencies	—	9,581,955	—	9,581,955
U.S. Government Treasuries	—	12,272,516	—	12,272,516
Short-Term Investment Securities:
Registered Investment Companies	2,813,656	—	—	2,813,656
Other Short-Term Securities	—	64,400,825	—	64,400,825

Total Investments at Value	$2,813,656	$407,882,998	$—	$410,696,654

*	For a detailed presentation of investments, please refer to the Portfolio of Investments.

See Notes to Financial Statements

37

SunAmerica Series Trust SA Dogs of Wall Street Portfolio

PORTFOLIO PROFILE — January 31, 2019 — (unaudited)

Industry Allocation*

Aerospace/Defense	7.2%
Oil Companies-Integrated	6.5
Medical-Drugs	6.2
Distribution/Wholesale	3.7
Computer Services	3.6
Food-Misc./Diversified	3.5
Food-Meat Products	3.5
Networking Products	3.5
Tools-Hand Held	3.5
Aerospace/Defense-Equipment	3.5
Electric Products-Misc.	3.4
Commercial Services-Finance	3.4
Data Processing/Management	3.4
Diversified Manufacturing Operations	3.3
Retail-Building Products	3.3
Advertising Agencies	3.3
Transport-Services	3.3
Retail-Auto Parts	3.3
Diversified Banking Institutions	3.3
Cosmetics & Toiletries	3.3
Beverages-Non-alcoholic	3.2
Retail-Restaurants	3.2
Pharmacy Services	3.1
Food-Confectionery	3.1
Retail-Apparel/Shoe	3.0
Telephone-Integrated	3.0
Consumer Products-Misc.	3.0
Repurchase Agreements	0.3

99.9%

*	Calculated as a percentage of net assets

38

SunAmerica Series Trust SA Dogs of Wall Street Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019

Security Description	Shares	Value (Note 2)
COMMON STOCKS — 99.6%
Advertising Agencies — 3.3%
Omnicom Group, Inc.	148,117	$11,535,352

Aerospace/Defense — 7.2%
Boeing Co.	34,146	13,167,380
Lockheed Martin Corp.	40,984	11,872,655

		25,040,035

Aerospace/Defense-Equipment — 3.5%
United Technologies Corp.	101,979	12,040,661

Beverages-Non-alcoholic — 3.2%
Coca-Cola Co.	228,782	11,011,278

Commercial Services-Finance — 3.4%
Automatic Data Processing, Inc.	84,110	11,761,942

Computer Services — 3.6%
International Business Machines Corp.	93,823	12,611,688

Consumer Products-Misc. — 3.0%
Clorox Co.	70,102	10,401,735

Cosmetics & Toiletries — 3.3%
Procter & Gamble Co.	117,355	11,321,237

Data Processing/Management — 3.4%
Paychex, Inc.	165,842	11,741,614

Distribution/Wholesale — 3.7%
Fastenal Co.	213,683	12,919,274

Diversified Banking Institutions — 3.3%
JPMorgan Chase & Co.	110,063	11,391,520

Diversified Manufacturing Operations — 3.3%
3M Co.	57,790	11,575,337

Electric Products-Misc. — 3.4%
Emerson Electric Co.	181,214	11,864,081

Food-Confectionery — 3.1%
Hershey Co.	100,858	10,701,034

Food-Meat Products — 3.5%
Tyson Foods, Inc., Class A	196,797	12,185,670

Food-Misc./Diversified — 3.5%
General Mills, Inc.	275,495	12,242,998

Medical-Drugs — 6.2%
Merck & Co., Inc.	143,762	10,700,206
Pfizer, Inc.	252,518	10,719,389

		21,419,595

Security Description	Shares/ Principal Amount	Value (Note 2)
Networking Products — 3.5%
Cisco Systems, Inc.	256,839	$12,145,916

Oil Companies-Integrated — 6.5%
Chevron Corp.	98,063	11,242,923
Exxon Mobil Corp.	154,971	11,356,275

		22,599,198

Pharmacy Services — 3.1%
CVS Health Corp.	164,369	10,774,388

Retail-Apparel/Shoe — 3.0%
Gap, Inc.	414,093	10,534,526

Retail-Auto Parts — 3.3%
Genuine Parts Co.	114,342	11,413,618

Retail-Building Products — 3.3%
Home Depot, Inc.	62,878	11,539,999

Retail-Restaurants — 3.2%
McDonald’s Corp.	61,033	10,911,480

Telephone-Integrated — 3.0%
Verizon Communications, Inc.	189,613	10,440,092

Tools-Hand Held — 3.5%
Snap-on, Inc.	73,078	12,130,217

Transport-Services — 3.3%
C.H. Robinson Worldwide, Inc.	132,086	11,461,102

Total Long-Term Investment Securities (cost $316,550,885)		345,715,587

REPURCHASE AGREEMENTS — 0.3%
Agreement with Fixed Income Clearing Corp., bearing interest at 0.50%, dated 01/31/2019, to be repurchased 02/01/2019 in the amount of $1,217,017 collateralized by $1,230,000 of United States Treasury Notes, bearing interest at 2.75% due 06/30/2025 and having an approximate value of $1,245,829 (cost $1,217,000)	$1,217,000	1,217,000

TOTAL INVESTMENTS (cost $317,767,885)(1)	99.9%	346,932,587
Other assets less liabilities	0.1	322,725

NET ASSETS	100.0%	$347,255,312

(1)	See Note 3 for cost of investments on a tax basis.

The following is a summary of the inputs used to value the Portfolio’s net assets as of January 31, 2019 (see Note 2):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ASSETS:
Investments at Value:*
Common Stocks	$345,715,587	$—	$—	$345,715,587
Repurchase Agreements	—	1,217,000	—	1,217,000

Total Investments at Value	$345,715,587	$1,217,000	$—	$346,932,587

*	For a detailed presentation of investments, please refer to the Portfolio of Investments.

See Notes to Financial Statements

39

SunAmerica Series Trust SA Emerging Markets Equity Index Portfolio

PORTFOLIO PROFILE — January 31, 2019 — (unaudited)

Industry Allocation*

Banks-Commercial	12.8%
Exchange-Traded Funds	8.9
Internet Application Software	5.1
Oil Companies-Integrated	4.7
E-Commerce/Products	4.3
Electronic Components-Semiconductors	4.0
Semiconductor Components-Integrated Circuits	3.2
Cellular Telecom	2.9
Diversified Financial Services	2.2
Internet Content-Information/News	2.1
Real Estate Operations & Development	1.8
Oil Refining & Marketing	1.8
Insurance-Multi-line	1.3
Insurance-Life/Health	1.3
Web Portals/ISP	1.2
Diversified Operations	1.2
Auto-Cars/Light Trucks	1.2
Computer Services	1.0
Oil Companies-Exploration & Production	1.0
Electronic Components-Misc.	1.0
Metal-Iron	0.8
Telecom Services	0.8
Chemicals-Diversified	0.8
Steel-Producers	0.7
Insurance-Property/Casualty	0.7
Food-Misc./Diversified	0.7
Brewery	0.6
U.S. Government Treasuries	0.6
Medical-Drugs	0.6
Electric-Integrated	0.6
Petrochemicals	0.6
Retail-Apparel/Shoe	0.6
Food-Retail	0.5
Beverages-Non-alcoholic	0.5
Schools	0.5
Building-Heavy Construction	0.5
Gas-Distribution	0.5
E-Commerce/Services	0.5
Metal-Diversified	0.5
Finance-Investment Banker/Broker	0.5
Retail-Automobile	0.5
Entertainment Software	0.4
Building Products-Cement	0.4
Retail-Restaurants	0.4
Retail-Hypermarkets	0.4
Airport Development/Maintenance	0.4
Internet Content-Entertainment	0.4
Computers	0.3
Real Estate Investment Trusts	0.3
Telephone-Integrated	0.3
Coal	0.3
Electric-Generation	0.3
Cosmetics & Toiletries	0.3
Water	0.3
Retail-Convenience Store	0.3
Chemicals-Plastics	0.3
Medical-Generic Drugs	0.3
Textile-Apparel	0.3
Real Estate Management/Services	0.3
Tobacco	0.3
Auto/Truck Parts & Equipment-Original	0.2

Photo Equipment & Supplies	0.2%
Non-Ferrous Metals	0.2
Public Thoroughfares	0.2
Retail-Misc./Diversified	0.2
Building & Construction-Misc.	0.2
Medical-Hospitals	0.2
Paper & Related Products	0.2
Food-Dairy Products	0.2
Wireless Equipment	0.2
Transport-Rail	0.2
Power Converter/Supply Equipment	0.2
Miscellaneous Manufacturing	0.2
Appliances	0.2
Food-Catering	0.2
Shipbuilding	0.2
Computers-Periphery Equipment	0.2
Food-Meat Products	0.2
Applications Software	0.2
Retail-Major Department Stores	0.1
Electric-Distribution	0.1
Airlines	0.1
Food-Confectionery	0.1
Medical-Biomedical/Gene	0.1
Distribution/Wholesale	0.1
Gold Mining	0.1
Broadcast Services/Program	0.1
Machinery-General Industrial	0.1
Diversified Operations/Commercial Services	0.1
Retail-Drug Store	0.1
Finance-Leasing Companies	0.1
Medical Products	0.1
Auto-Heavy Duty Trucks	0.1
Rental Auto/Equipment	0.1
Warehousing & Harbor Transportation Services	0.1
Medical-Wholesale Drug Distribution	0.1
Food-Flour & Grain	0.1
Audio/Video Products	0.1
Energy-Alternate Sources	0.1
Aerospace/Defense	0.1
Female Health Care Products	0.1
Diversified Banking Institutions	0.1
Transport-Services	0.1
Commercial Services-Finance	0.1
Machinery-Construction & Mining	0.1
Investment Companies	0.1
Pastoral & Agricultural	0.1
Metal Processors & Fabrication	0.1
Athletic Footwear	0.1
Casino Hotels	0.1
Food-Baking	0.1
Textile-Products	0.1
Finance-Consumer Loans	0.1
Building & Construction Products-Misc.	0.1
Retail-Discount	0.1
Enterprise Software/Service	0.1
Consumer Products-Misc.	0.1
Metal-Copper	0.1
Private Equity	0.1
Auto/Truck Parts & Equipment-Replacement	0.1
Banks-Special Purpose	0.1
Transport-Truck	0.1

40

SunAmerica Series Trust SA Emerging Markets Equity Index Portfolio

PORTFOLIO PROFILE — January 31, 2019 — (unaudited) — (continued)

Industry Allocation* (continued)

Chemicals-Fibers	0.1%
Gambling (Non-Hotel)	0.1

90.2%

Country Allocation*

Cayman Islands	14.1%
South Korea	10.8
China	10.1
United States	9.8
Taiwan	8.3
Brazil	7.9
South Africa	6.1
Hong Kong	3.9
Russia	3.4
Mexico	3.0
India	2.6
Indonesia	2.3
Thailand	2.0
Poland	1.4
Philippines	1.0
Chile	1.0
Bermuda	0.9
Turkey	0.6
Hungary	0.4
Greece	0.2
Czech Republic	0.2
Peru	0.1
Romania	0.1

90.2%

*	Calculated as a percentage of net assets

41

SunAmerica Series Trust SA Emerging Markets Equity Index Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019

Security Description	Shares	Value (Note 2)
COMMON STOCKS — 80.7%
Bermuda — 0.9%
Beijing Enterprises Water Group, Ltd.	92,000	$53,253
Brilliance China Automotive Holdings, Ltd.	54,000	50,853
China Gas Holdings, Ltd.	32,200	103,663
China Resources Gas Group, Ltd.	14,000	55,104
COSCO SHIPPING Ports, Ltd.	24,000	24,972
Credicorp, Ltd.	1,166	283,081
GOME Retail Holdings, Ltd.†	208,000	18,036
Haier Electronics Group Co., Ltd.	26,000	75,006
Kunlun Energy Co., Ltd.	60,000	64,236
Nine Dragons Paper Holdings, Ltd.	29,000	29,478
Sihuan Pharmaceutical Holdings Group, Ltd.	65,000	13,704

		771,386

Brazil — 7.9%
AMBEV SA	84,400	405,200
Banco Bradesco SA	20,500	226,291
Banco Bradesco SA (Preference Shares)	62,800	779,318
Banco do Brasil SA	15,500	220,396
Banco Santander Brasil SA	7,700	101,486
BB Seguridade Participacoes SA	14,300	121,781
BR Malls Participacoes SA	16,100	64,229
Braskem SA, Class A (Preference Shares)	2,600	37,255
BRF SA†	8,300	53,570
CCR SA	21,000	85,677
Centrais Eletricas Brasileiras SA†	3,600	36,916
Centrais Eletricas Brasileiras SA, Class B (Preference Shares)†	3,800	42,405
Cia Brasileira de Distribuicao (Preference Shares)	2,500	66,681
Cia de Saneamento Basico do Estado de Sao Paulo	6,300	74,915
Cia Energetica de Minas Gerais (Preference Shares)	15,500	58,860
Cia Siderurgica Nacional SA†	12,500	34,958
Cielo SA	24,000	78,570
CPFL Energia SA	1,600	14,301
Duratex SA	2,600	8,726
Embraer SA	10,700	56,739
Equatorial Energia SA	4,100	99,094
Gerdau SA (Preference Shares)	19,000	81,528
Hypera SA	6,800	59,383
Itau Unibanco Holding SA (Preference Shares)	88,650	942,599
Itausa - Investimentos Itau SA (Preference Shares)	87,780	324,915
JBS SA	12,800	52,959
Kroton Educacional SA	23,500	73,647
Localiza Rent a Car SA	11,700	106,824
Lojas Renner SA	13,000	162,179
M. Dias Branco SA	2,000	26,108
Multiplan Empreendimentos Imobiliarios SA	6,300	44,963
Petroleo Brasileiro SA	53,200	431,032
Petroleo Brasileiro SA (Preference Shares)	69,900	490,251
Porto Seguro SA	2,900	44,591
Qualicorp Consultoria e Corretora de Seguros SA	3,500	15,210
Raia Drogasil SA	4,300	73,097
Rumo SA†	18,400	99,134
Sul America SA	4,100	36,085

Security Description	Shares	Value (Note 2)
Brazil (continued)
Suzano Papel e Celulose SA	1,891	$23,854
Telefonica Brasil SA (Preference Shares)	10,100	134,835
Tim Participacoes SA	13,700	46,578
Transmissora Alianca de Energia Eletrica SA	5,300	37,376
Ultrapar Participacoes SA	8,100	127,034
Vale SA	56,700	707,351
WEG SA	14,100	72,835

		6,881,736

Cayman Islands — 14.1%
58.com, Inc. ADR†	1,602	101,567
AAC Technologies Holdings, Inc.	12,500	78,764
Alibaba Group Holding, Ltd. ADR†	20,055	3,379,067
ANTA Sports Products, Ltd.	19,000	99,474
Autohome, Inc. ADR†	896	64,852
Baidu, Inc. ADR†	4,776	824,481
Chailease Holding Co., Ltd.	17,340	65,169
China Conch Venture Holdings, Ltd.	32,500	108,367
China Medical System Holdings, Ltd.	24,000	24,960
China Mengniu Dairy Co., Ltd.	47,000	145,400
China Resources Land, Ltd.	58,000	225,697
China State Construction International Holdings, Ltd.	40,000	38,049
Country Garden Holdings Co., Ltd.	93,000	133,963
Ctrip.com International, Ltd. ADR†	6,802	226,507
ENN Energy Holdings, Ltd.	14,000	134,759
GCL-Poly Energy Holdings, Ltd.†	231,000	18,265
Geely Automobile Holdings, Ltd.	86,000	145,316
General Interface Solution Holding, Ltd.	2,000	6,916
Haitian International Holdings, Ltd.	11,000	25,505
Hengan International Group Co., Ltd.	11,000	86,818
JD.com, Inc. ADR†	11,424	283,886
Longfor Properties Co., Ltd.	30,000	92,779
Minth Group, Ltd.	2,000	6,968
Momo, Inc. ADR†	1,780	54,165
NetEase, Inc. ADR	1,380	347,663
New Oriental Education & Technology Group, Inc. ADR†	2,301	177,269
Semiconductor Manufacturing International Corp.†	44,500	42,656
Shenzhou International Group Holdings, Ltd.	12,000	143,150
Shimao Property Holdings, Ltd.	23,000	65,140
SINA Corp.†	965	59,270
Sino Biopharmaceutical, Ltd.	115,500	99,474
Sunny Optical Technology Group Co., Ltd.	12,400	124,679
TAL Education Group ADR†	5,563	172,620
Tencent Holdings, Ltd.	99,800	4,490,282
Tingyi Cayman Islands Holding Corp.	34,000	47,972
Vipshop Holdings, Ltd. ADR†	6,933	53,315
Want Want China Holdings, Ltd.	84,000	68,537
Weibo Corp. ADR†	793	48,103
YY, Inc., ADR†	756	52,489
Zhen Ding Technology Holding, Ltd.	7,000	18,254

		12,382,567

Chile — 1.0%
AES Gener SA	37,782	11,465
Aguas Andinas SA, Class A	58,604	34,637
Banco de Chile	415,482	65,915
Banco de Credito e Inversiones SA	620	44,189
Banco Santander Chile	969,367	78,194

42

SunAmerica Series Trust SA Emerging Markets Equity Index Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Shares	Value (Note 2)
COMMON STOCKS (continued)
Chile (continued)
Cencosud SA	19,793	$39,990
Cia Cervecerias Unidas SA	2,347	31,905
Colbun SA	117,677	26,737
Embotelladora Andina SA (Preference Shares)	3,037	11,753
Empresa Nacional de Telecomunicaciones SA	2,255	21,725
Empresas CMPC SA	18,167	65,654
Empresas COPEC SA	6,089	83,564
Enel Chile SA	419,655	44,218
Enersis SA	438,338	89,566
Itau CorpBanca	2,700,566	27,138
Latam Airlines Group SA	4,240	50,682
SACI Falabella	10,728	86,128
Sociedad Quimica y Minera de Chile SA, Class B (Preference Shares)	1,255	53,488

		866,948

China — 10.1%
3SBio, Inc.*	19,000	32,349
Agricultural Bank of China, Ltd.	485,000	230,276
Air China, Ltd.	34,000	33,753
Anhui Conch Cement Co., Ltd.	23,500	127,167
AviChina Industry & Technology Co., Ltd.	41,000	27,284
Bank of China, Ltd.	1,406,000	653,960
Bank of Communications Co., Ltd.	156,000	132,134
Beijing Capital International Airport Co., Ltd.	30,000	28,038
BYD Co., Ltd.	12,000	71,346
CGN Power Co., Ltd.*	196,000	51,532
China Cinda Asset Management Co. Ltd.	150,000	38,644
China CITIC Bank Corp., Ltd.	192,000	125,084
China Coal Energy Co., Ltd.	20,000	8,454
China Communications Construction Co., Ltd.	77,000	77,813
China Communications Services Corp., Ltd.	38,000	35,727
China Construction Bank Corp.	1,468,000	1,325,836
China Everbright Bank Co., Ltd.	50,000	24,032
China Evergrande Group	57,000	181,049
China Galaxy Securities Co., Ltd.	54,000	27,904
China Life Insurance Co., Ltd.	128,000	317,272
China Longyuan Power Group Corp. Ltd.	56,000	41,857
China Merchants Bank Co., Ltd.	69,000	304,879
China Minsheng Banking Corp., Ltd.	120,000	91,560
China National Building Material Co., Ltd.	70,000	55,652
China Oilfield Services, Ltd.	38,000	37,689
China Pacific Insurance Group Co., Ltd.	44,400	157,142
China Petroleum & Chemical Corp.	480,000	400,396
China Railway Construction Corp., Ltd.	36,000	50,037
China Railway Group, Ltd.	69,000	64,362
China Shenhua Energy Co., Ltd.	62,000	158,065
China Southern Airlines Co., Ltd.	38,000	27,136
China Telecom Corp., Ltd.	238,000	129,469
China Vanke Co., Ltd.	20,700	84,802
Chongqing Rural Commercial Bank Co., Ltd.	51,000	29,461
CITIC Securities Co., Ltd.	39,500	80,632
Country Garden Services Holdings Co., Ltd.†	10,689	16,715

Security Description	Shares	Value (Note 2)
China (continued)
CRRC Corp., Ltd.	67,000	$67,320
Dongfeng Motor Group Co., Ltd.	52,000	54,919
Fuyao Glass Industry Group Co., Ltd.*	8,400	29,202
GF Securities Co., Ltd.	26,400	37,664
Great Wall Motor Co., Ltd.	53,500	36,236
Guangzhou Automobile Group Co., Ltd.	53,200	58,361
Guangzhou R&F Properties Co., Ltd.	17,200	34,304
Haitong Securities Co., Ltd.	54,800	62,610
Huaneng Power International, Inc.	54,000	34,069
Huaneng Renewables Corp., Ltd.	80,000	23,186
Huatai Securities Co., Ltd.*	29,200	54,449
Industrial & Commercial Bank of China, Ltd.	1,293,000	1,009,470
Jiangsu Expressway Co., Ltd.	20,000	28,967
Kingsoft Corp., Ltd.	15,000	29,041
New China Life Insurance Co., Ltd.	12,900	55,290
People’s Insurance Co. Group of China, Ltd.	132,000	54,558
PetroChina Co., Ltd.	364,000	234,090
PICC Property & Casualty Co., Ltd.	114,000	118,550
Ping An Insurance Group Co. of China, Ltd.	90,500	884,436
Shandong Weigao Group Medical Polymer Co., Ltd.	24,000	20,247
Shanghai Electric Group Co., Ltd.	40,000	13,972
Shanghai Fosun Pharmaceutical Group Co., Ltd.	7,500	22,895
Shanghai Pharmaceuticals Holding Co., Ltd.	16,500	35,178
Sinopec Engineering Group Co., Ltd.	10,000	9,910
Sinopec Shanghai Petrochemical Co., Ltd.	64,000	30,594
Sinopharm Group Co., Ltd.	20,800	93,645
Sunac China Holdings, Ltd.	42,000	168,849
TravelSky Technology, Ltd.	16,000	43,343
Tsingtao Brewery Co., Ltd.	6,000	26,495
Weichai Power Co., Ltd.	35,000	46,808
Yanzhou Coal Mining Co., Ltd.	34,000	31,048
Zhejiang Expressway Co., Ltd.	38,000	38,909
Zhuzhou CSR Times Electric Co., Ltd.	8,600	47,790

		8,815,913

Czech Republic — 0.2%
CEZ AS	3,079	77,607
Komercni Banka AS	1,487	59,859

		137,466

Greece — 0.2%
Alpha Bank AE†	22,667	22,718
Eurobank Ergasias SA†	28,892	18,056
Hellenic Telecommunications Organization SA	4,364	54,704
JUMBO SA	1,601	26,158
National Bank of Greece SA†	8,505	9,550
OPAP SA	3,717	36,307
Piraeus Bank SA†	3,940	2,580
Titan Cement Co. SA	1,078	24,247

		194,320

Hong Kong — 3.9%
Alibaba Health Information Technology, Ltd.†	58,000	53,132
Alibaba Pictures Group, Ltd.†	200,000	34,690
Beijing Enterprises Holdings, Ltd.	11,000	62,716
China Everbright International, Ltd.	43,000	43,733

43

SunAmerica Series Trust SA Emerging Markets Equity Index Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Shares	Value (Note 2)
COMMON STOCKS (continued)
Hong Kong (continued)
China Everbright, Ltd.	18,000	$34,184
China Jinmao Holdings Group, Ltd.	104,000	52,535
China Merchants Port Holdings Co., Ltd.	28,000	55,364
China Mobile, Ltd.	109,000	1,145,905
China Overseas Land & Investment, Ltd.	76,000	286,003
China Power International Development, Ltd.	35,000	9,013
China Resources Beer Holdings Co., Ltd.	30,000	105,236
China Resources Power Holdings Co., Ltd.	38,000	76,541
China Taiping Insurance Holdings Co., Ltd.	28,000	77,053
China Unicom Hong Kong, Ltd.	116,000	133,702
CITIC, Ltd.	107,000	161,845
CNOOC, Ltd.	307,000	512,800
CSPC Pharmaceutical Group, Ltd.	82,000	143,508
Far East Horizon, Ltd.	41,000	42,638
Fosun International, Ltd.	45,500	68,144
Fullshare Holdings, Ltd.	115,000	25,965
Guangdong Investment, Ltd.	52,000	99,279
Lenovo Group, Ltd.	144,000	105,561
Shanghai Industrial Holdings, Ltd.	12,000	25,416
Sino-Ocean Land Holdings, Ltd.	61,000	30,258
Sun Art Retail Group, Ltd.	41,500	41,068

		3,426,289

Hungary — 0.4%
MOL Hungarian Oil & Gas PLC	7,061	84,552
OTP Bank PLC	4,228	174,345
Richter Gedeon Nyrt	2,914	62,117

		321,014

India — 2.6%
Axis Bank, Ltd. GDR†	5,104	260,173
Dr. Reddy’s Laboratories, Ltd. ADR	321	12,259
ICICI Bank, Ltd. ADR	15,369	156,917
Infosys, Ltd. ADR	57,118	616,874
Larsen & Toubro, Ltd. GDR	7,405	136,378
Mahindra & Mahindra, Ltd. GDR	11,047	107,043
Reliance Industries, Ltd. GDR*	23,202	799,998
State Bank of India GDR†	1,515	63,157
Tata Motors, Ltd. ADR†	3,514	45,928
Tata Steel, Ltd. GDR	1,185	8,039
Vedanta, Ltd. ADR	3,558	39,743
Wipro, Ltd. ADR	11,137	63,370

		2,309,879

Indonesia — 2.3%
Adaro Energy Tbk PT	264,900	26,366
AKR Corporindo Tbk PT	36,400	13,681
Astra International Tbk PT	354,400	214,873
Bank Central Asia Tbk PT	175,000	352,979
Bank Danamon Indonesia Tbk PT	51,100	33,283
Bank Mandiri Persero Tbk PT	319,000	170,057
Bank Negara Indonesia Persero Tbk PT	117,000	76,029
Bank Rakyat Indonesia Persero Tbk PT	973,900	269,050
Bumi Serpong Damai Tbk PT†	242,100	23,109
Charoen Pokphand Indonesia Tbk PT	139,600	73,908
Gudang Garam Tbk PT	9,600	57,492
Indocement Tunggal Prakarsa Tbk PT	28,400	39,091
Indofood Sukses Makmur Tbk PT	110,100	61,445
Jasa Marga Persero Tbk PT	19,400	6,833
Kalbe Farma Tbk PT	453,400	51,932
Lippo Karawaci TBK PT	409,300	8,203

Security Description	Shares	Value (Note 2)
Indonesia (continued)
Matahari Department Store Tbk PT	60,200	$30,172
Pakuwon Jati Tbk PT	401,700	18,691
Perusahaan Gas Negara Persero Tbk PT	295,700	54,424
Semen Indonesia Persero Tbk PT	57,600	52,274
Summarecon Agung Tbk PT	125,000	9,275
Surya Citra Media Tbk PT	121,600	16,410
Telekomunikasi Indonesia Persero Tbk PT	898,200	250,242
Tower Bersama Infrastructure Tbk PT	18,000	6,339
United Tractors Tbk PT	29,000	53,330
Waskita Karya Persero Tbk PT	150,400	21,271

		1,990,759

Malta — 0.0%
Brait SE†	6,808	14,486

Mexico — 3.0%
Alfa SAB de CV, Class A	56,700	71,549
America Movil SAB de CV, Series L	563,800	453,758
Arca Continental SAB de CV	8,400	48,738
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand, Class B	34,500	51,455
Cemex SAB de CV CPO†	258,000	139,913
Coca-Cola Femsa SAB de CV, Series L	11,000	68,736
El Puerto de Liverpool SAB de CV, Class C1	4,500	29,482
Fibra Uno Administracion SA de CV	60,400	83,009
Fomento Economico Mexicano SAB de CV	33,800	307,558
Gruma SAB de CV, Class B	3,525	43,060
Grupo Aeroportuario del Pacifico SAB de CV, Class B	6,500	58,490
Grupo Aeroportuario del Sureste SAB de CV, Class B	3,570	64,648
Grupo Bimbo SAB de CV, Class A	30,500	60,371
Grupo Carso SAB de CV, Class A1	9,200	36,084
Grupo Financiero Banorte SAB de CV, Class O	44,700	248,603
Grupo Financiero Inbursa SAB de CV, Class O	39,000	56,352
Grupo Lala SAB de CV	18,500	22,426
Grupo Mexico SAB de CV, Class B	67,600	160,885
Grupo Televisa SAB CPO	44,100	110,537
Industrias Penoles SAB de CV	3,080	42,040
Infraestructura Energetica Nova SAB de CV	9,600	37,652
Kimberly-Clark de Mexico SAB de CV, Class A	30,500	51,088
Mexichem SAB de CV	20,200	54,096
Promotora y Operadora de Infraestructura SAB de CV	4,540	46,202
Wal-Mart de Mexico SAB de CV	92,200	242,189

		2,588,921

Netherlands — 0.0%
Steinhoff International Holdings NV†	62,461	7,877

Peru — 0.1%
Cia de Minas Buenaventura SAA ADR	5,291	82,804

Philippines — 1.0%
Aboitiz Equity Ventures, Inc.	30,690	37,907
Aboitiz Power Corp.	11,900	8,771
Alliance Global Group, Inc.	48,500	12,762
Ayala Corp.	4,415	78,558
Ayala Land, Inc.	133,900	114,206

44

SunAmerica Series Trust SA Emerging Markets Equity Index Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Shares	Value (Note 2)
COMMON STOCKS (continued)
Philippines (continued)
Bank of the Philippine Islands	21,780	$38,039
BDO Unibank, Inc.	29,340	76,095
Globe Telecom, Inc.	615	23,898
GT Capital Holdings, Inc.	1,485	30,433
International Container Term Services, Inc.	8,230	17,093
JG Summit Holdings, Inc.	49,680	61,651
Jollibee Foods Corp.	8,360	50,707
Megaworld Corp.	145,600	14,420
Metro Pacific Investments Corp.	187,000	17,445
Metropolitan Bank & Trust Co.	15,300	24,680
PLDT, Inc.	1,410	35,018
Robinsons Land Corp.	23,800	10,072
Security Bank Corp.	2,580	8,861
SM Investments Corp.	4,440	84,382
SM Prime Holdings, Inc.	142,300	104,064
Universal Robina Corp.	14,440	41,042

		890,104

Poland — 1.4%
Alior Bank SA†	2,203	34,093
Bank Handlowy w Warszawie SA	1,102	20,475
Bank Millennium SA†	14,240	33,798
Bank Pekao SA	3,341	99,426
Bank Zachodni WBK SA	768	77,311
Eurocash SA	1,990	10,784
Grupa Azoty SA	1,333	13,258
Grupa Lotos SA	1,889	47,246
Jastrzebska Spolka Weglowa SA†	896	16,481
KGHM Polska Miedz SA†	3,168	80,132
LPP SA	25	56,272
mBank	356	42,983
Orange Polska SA†	26,003	39,173
PGE Polska Grupa Energetyczna SA†	18,290	58,367
Polski Koncern Naftowy Orlen SA	5,554	156,123
Polskie Gornictwo Naftowe I Gazownictwo SA	36,596	75,118
Powszechna Kasa Oszczednosci Bank Polski SA	17,073	181,496
Powszechny Zaklad Ubezpieczen SA	11,542	138,697
Tauron Polska Energia SA†	44,231	28,193

		1,209,426

Romania — 0.1%
NEPI Rockcastle PLC	6,539	62,005

Russia — 3.4%
Gazprom PAO ADR	118,101	577,346
Lukoil PJSC ADR	8,879	712,698
Magnit PJSC GDR	5,762	91,775
MMC Norilsk Nickel PJSC ADR	14,606	303,929
Mobile TeleSystems PJSC ADR	8,395	72,197
Novatek PJSC GDR	1,601	294,115
PhosAgro OAO GDR	2,172	29,595
Rosneft GDR	33,704	210,828
Rostelecom PJSC ADR	13,027	87,175
Severstal PJSC GDR	7,309	111,572
Surgutneftegas OJSC ADR	28,889	119,639
Tatneft PJSC ADR	5,417	397,836

		3,008,705

South Africa — 6.1%
Absa Group, Ltd.	12,448	173,827
Aspen Pharmacare Holdings, Ltd.	7,498	82,350

Security Description	Shares	Value (Note 2)
South Africa (continued)
Bid Corp., Ltd.	6,086	$130,224
Bidvest Group, Ltd.	6,318	96,737
Capitec Bank Holdings, Ltd.	637	56,039
Discovery, Ltd.	6,161	74,328
Exxaro Resources, Ltd.	5,577	64,739
FirstRand, Ltd.	58,194	305,124
Fortress REIT, Ltd., Class A	26,564	38,843
Fortress REIT, Ltd., Class B	12,748	14,931
Foschini Group, Ltd.	4,104	52,556
Growthpoint Properties, Ltd.	55,979	109,902
Hyprop Investments, Ltd.	5,425	36,890
Impala Platinum Holdings, Ltd.†	10,820	31,676
Imperial Holdings, Ltd.	2,808	14,395
Investec, Ltd.	5,826	38,181
Life Healthcare Group Holdings, Ltd.	24,586	50,545
Massmart Holdings, Ltd.	475	3,290
MMI Holdings, Ltd.†	19,699	25,099
Mr. Price Group, Ltd.	4,554	76,683
MTN Group, Ltd.	30,125	198,385
Naspers, Ltd., Class N	7,673	1,775,568
Nedbank Group, Ltd.	4,089	88,309
Netcare, Ltd.	21,386	40,074
Pick n Pay Stores, Ltd.	8,592	45,023
Pioneer Foods Group, Ltd.	3,208	19,301
PSG Group, Ltd.	2,607	49,296
Rand Merchant Investment Holdings, Ltd.	13,381	37,280
Redefine Properties, Ltd.	98,705	78,616
Remgro, Ltd.	9,771	155,811
Resilient REIT, Ltd.	4,831	23,539
RMB Holdings, Ltd.	12,151	76,758
Sanlam, Ltd.	25,302	160,814
Sappi, Ltd.	9,931	58,593
Sasol, Ltd.	9,759	295,384
Shoprite Holdings, Ltd.	8,306	102,853
Sibanye Gold, Ltd.†	40,589	35,024
SPAR Group, Ltd.	4,234	64,072
Standard Bank Group, Ltd.	22,629	333,609
Telkom SA SOC, Ltd.	5,038	25,579
Tiger Brands, Ltd.	3,364	70,375
Truworths International, Ltd.	8,162	49,394
Woolworths Holdings, Ltd.	19,863	75,640

		5,335,656

South Korea — 10.8%
Amorepacific Corp.†	461	75,331
Amorepacific Corp. (Preference Shares)†	122	11,197
AMOREPACIFIC Group†	417	25,706
BNK Financial Group, Inc.†	3,347	22,121
Celltrion, Inc.†	1,161	230,586
Cheil Worldwide, Inc.	1,217	25,710
CJ CheilJedang Corp.†	133	40,968
CJ Corp.	221	23,949
CJ Corp. (Preference Shares)†(1)(3)	33	1,088
CJ Logistics Corp.†	140	21,155
Coway Co., Ltd.	738	55,315
Daelim Industrial Co., Ltd.†	398	38,125
Daewoo Engineering & Construction Co., Ltd.†	2,572	11,989
DB Insurance Co., Ltd.	593	37,026
DGB Financial Group, Inc.†	2,670	20,838
Dongsuh Cos., Inc.	706	12,189
Doosan Bobcat, Inc.	835	24,937
Doosan Heavy Industries & Construction Co., Ltd.†	991	10,127

45

SunAmerica Series Trust SA Emerging Markets Equity Index Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Shares	Value (Note 2)
COMMON STOCKS (continued)
South Korea (continued)
E-Mart Co., Ltd.	310	$53,541
GS Engineering & Construction Corp.	965	40,869
GS Retail Co., Ltd.	487	15,782
Hana Financial Group, Inc.	4,026	145,145
Hanmi Science Co., Ltd.†	168	11,078
Hanmi Pharm Co., Ltd.†	88	34,476
Hanon Systems	2,345	27,003
Hanssem Co., Ltd.†	152	9,820
Hanwha Chem Corp.†	1,801	36,401
Hanwha Corp.†	789	24,951
Hanwha Life Insurance Co., Ltd.†	2,491	9,633
Hanwha Aerospace, Ltd.†	601	17,001
HDC Holdings Co., Ltd.†	952	15,977
Hotel Shilla Co., Ltd.	446	30,762
Hyundai Engineering & Construction Co., Ltd.†	1,202	67,257
Hyundai Glovis Co., Ltd.	301	38,456
Hyundai Heavy Industries Co., Ltd.†	562	70,253
Hyundai Heavy Industries Holdings Co., Ltd.†	143	46,170
Hyundai Marine & Fire Insurance Co., Ltd.†	759	25,489
Hyundai Mobis Co., Ltd.†	956	193,519
Hyundai Motor Co.	2,176	253,372
Hyundai Motor Co. (2nd Preference Shares)	523	39,552
Hyundai Motor Co. (Preference Shares)	339	23,544
Hyundai Steel Co.	1,190	54,821
Industrial Bank of Korea†	3,013	38,608
Kakao Corp.†	631	56,397
Kangwon Land, Inc.†	1,976	60,394
KB Financial Group, Inc.†	5,462	234,992
KCC Corp.	106	31,171
KEPCO Plant Service & Engineering Co., Ltd.†	363	11,085
Kia Motors Corp.	3,697	120,841
Korea Aerospace Industries, Ltd.†	983	30,202
Korea Electric Power Corp.†	3,561	110,343
Korea Investment Holdings Co., Ltd.†	591	34,202
Korean Air Lines Co., Ltd.†	891	29,277
KT Corp.†	60	1,540
KT&G Corp.†	1,782	158,741
LG Chem, Ltd.	655	216,918
LG Chem, Ltd. (Preference Shares)	110	20,035
LG Corp.	1,319	92,146
LG Display Co., Ltd.†	3,414	58,076
LG Electronics, Inc.	1,458	87,564
LG Household & Health Care, Ltd.	132	150,835
LG Household & Health Care, Ltd. (Preference Shares)	32	21,869
LG Innotek Co., Ltd.	173	15,191
Lotte Chemical Corp.†	226	61,424
Lotte Corp.†	476	22,458
Lotte Shopping Co., Ltd.†	178	31,380
Medy-Tox, Inc.	67	31,499
Mirae Asset Daewoo Co., Ltd.†	5,701	39,245
NAVER Corp.	1,970	241,118
NCSoft Corp.†	250	105,321
Netmarble Games Corp.†*	350	33,930
NH Investment & Securities Co., Ltd.†	2,506	31,746
Orion Corp.†	307	31,440
Ottogi Corp.†	17	11,904

Security Description	Shares	Value (Note 2)
South Korea (continued)
Pan Ocean Co., Ltd.†	3,025	$12,318
POSCO	1,082	263,451
S-1 Corp.	288	26,654
S-Oil Corp.	624	58,856
Samsung Biologics Co, Ltd.†*	233	83,909
Samsung C&T Corp.	1,085	117,332
Samsung Card Co.	353	10,576
Samsung Electro-Mechanics Co., Ltd.	812	79,141
Samsung Electronics Co., Ltd.	67,850	2,834,973
Samsung Electronics Co., Ltd. (Preference Shares)	243	8,218
Samsung Fire & Marine Insurance Co., Ltd.	444	108,951
Samsung Heavy Industries Co., Ltd.†	5,879	48,274
Samsung Life Insurance Co., Ltd.	911	72,322
Samsung SDI Co., Ltd.	779	156,797
Samsung SDS Co., Ltd.	497	99,977
Samsung Securities Co. Ltd.	1,335	40,397
Shinhan Financial Group Co., Ltd.†	5,921	229,220
Shinsegae Co. Ltd.	107	25,471
SK Holdings Co Ltd	456	108,067
SK Hynix, Inc.	8,144	543,461
SK Innovation Co., Ltd.	902	152,961
SK Networks Co., Ltd.	1,546	8,249
SK Telecom Co., Ltd.	279	64,525
Woori Bank†(1)	6,425	85,463
Yuhan Corp.†	169	36,184

		9,470,868

Taiwan — 8.3%
Acer, Inc.	43,000	27,853
ASE Technology Holding Co., Ltd.	51,000	102,590
Asustek Computer, Inc.	9,000	69,782
AU Optronics Corp.	132,000	52,228
Catcher Technology Co., Ltd.	9,000	70,634
Cathay Financial Holding Co., Ltd.	113,000	162,552
Chang Hwa Commercial Bank	80,080	47,283
Chicony Electronics Co., Ltd.	13,065	28,883
China Airlines, Ltd.	34,000	11,719
China Development Financial Holding Corp.	200,000	66,007
China Life Insurance Co., Ltd.	38,160	34,846
Chunghwa Telecom Co., Ltd.	65,000	227,343
Compal Electronics, Inc.	58,000	34,621
CTBC Financial Holding Co., Ltd.	255,000	174,693
Delta Electronics, Inc.	31,000	153,471
E.Sun Financial Holding Co., Ltd.	154,944	108,913
Eclat Textile Co., Ltd.	2,000	22,969
Far Eastern New Century Corp.	42,000	41,489
Far EasTone Telecommunications Co., Ltd.	28,000	65,751
Feng TAY Enterprise Co., Ltd.	4,000	25,367
First Financial Holding Co., Ltd.	151,500	101,392
Formosa Chemicals & Fibre Corp.	42,000	146,601
Formosa Petrochemical Corp.	19,000	68,137
Formosa Plastics Corp.	59,000	200,531
Formosa Taffeta Co., Ltd.	13,000	14,947
Foxconn Technology Co., Ltd.	12,000	23,401
Fubon Financial Holding Co., Ltd.	95,000	139,390
Giant Manufacturing Co., Ltd.	4,000	20,103
Globalwafers Co., Ltd.	2,000	19,896
Highwealth Construction Corp.	13,000	20,419
Hiwin Technologies Corp.	4,120	33,818
Hon Hai Precision Industry Co., Ltd.	175,200	404,909
Hotai Motor Co., Ltd.	4,000	39,127

46

SunAmerica Series Trust SA Emerging Markets Equity Index Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Shares	Value (Note 2)
COMMON STOCKS (continued)
Taiwan (continued)
HTC Corp.†	8,000	$9,771
Innolux Corp.	135,000	46,567
Inventec Corp.	39,000	30,629
Largan Precision Co., Ltd.	1,000	126,307
Lite-On Technology Corp.	27,000	40,389
MediaTek, Inc.	21,000	171,432
Mega Financial Holding Co., Ltd.	163,000	142,814
Micro-Star International Co., Ltd.	12,000	29,698
Nan Ya Plastics Corp.	66,000	164,714
Nanya Technology Corp.	13,000	26,227
Nien Made Enterprise Co., Ltd.	1,000	8,664
Novatek Microelectronics Corp.	9,000	47,796
Pegatron Corp.	28,000	48,522
Pou Chen Corp.	33,000	39,752
Powertech Technology, Inc.	10,000	23,669
President Chain Store Corp.	8,000	84,910
Quanta Computer, Inc.	39,000	71,814
Realtek Semiconductor Corp.	7,000	38,346
Shin Kong Financial Holding Co., Ltd.	112,598	32,556
SinoPac Financial Holdings Co., Ltd.	196,860	67,536
TaiMed Biologics, Inc.†	2,000	11,085
Taishin Financial Holding Co., Ltd.	165,005	73,933
Taiwan Cooperative Financial Holding Co., Ltd.	156,560	95,100
Taiwan High Speed Rail Corp.	22,000	22,643
Taiwan Mobile Co., Ltd.	29,000	103,633
Taiwan Semiconductor Manufacturing Co., Ltd.	347,000	2,571,557
Teco Electric and Machinery Co., Ltd.	29,000	17,915
Uni-President Enterprises Corp.	73,000	171,633
United Microelectronics Corp.	170,000	64,145
Vanguard International Semiconductor Corp.	13,000	29,278
Wistron Corp.	36,027	25,315
Yuanta Financial Holding Co., Ltd.	157,000	87,293
Yulon Motor Co., Ltd.	1,000	601

		7,287,909

Thailand — 2.0%
Advanced Info Service PCL NVDR	14,200	81,463
Airports of Thailand PCL NVDR	62,200	137,650
Bangkok Bank PCL	3,400	24,097
Bangkok Dusit Medical Services PCL NVDR	73,100	55,223
Bangkok Expressway & Metro PCL NVDR	129,600	43,211
Banpu Public Co., Ltd. NVDR	25,700	13,673
BEC World PCL NVDR†	4,800	839
Berli Jucker PCL NVDR	16,800	26,271
BTS Group Holdings PCL NVDR	138,100	44,206
Bumrungrad Hospital PCL NVDR	6,300	37,538
Central Pattana PCL NVDR	18,800	48,058
Charoen Pokphand Foods PCL NVDR	42,200	36,849
CP ALL PCL NVDR	68,400	170,381
Delta Electronics Thai PCL NVDR	9,700	21,598
Electricity Generating PCL NVDR	2,100	17,629
Energy Absolute PCL NVDR	16,400	25,019
Glow Energy PCL NVDR	9,600	28,395
Home Product Center PCL NVDR	56,100	28,080
Indorama Ventures PCL NVDR	24,900	38,316
IRPC PCL NVDR	140,800	25,990
Kasikornbank PCL	15,400	99,780
Kasikornbank PCL NVDR	9,100	58,382

Security Description	Shares	Value (Note 2)
Thailand (continued)
KCE Electronics PCL NVDR	3,500	$2,937
Krung Thai Bank PCL NVDR	58,300	36,969
Minor International PCL NVDR	35,300	43,900
PTT Global Chemical PCL NVDR	35,200	76,726
PTT PCL NVDR	149,400	231,840
Robinson PCL NVDR	7,200	15,689
Siam Cement PCL	4,700	70,404
Siam Cement PCL NVDR	2,900	43,448
Siam Commercial Bank PCL NVDR	27,300	116,373
Thai Oil PCL NVDR	15,100	34,777
Thai Union Frozen Products PCL NVDR	28,800	17,275
TMB Bank PCL NVDR	153,000	10,782
True Corp. PCL NVDR	147,500	24,106

		1,787,874

Turkey — 0.6%
Akbank Turk AS	33,737	46,361
Anadolu Efes Biracilik Ve Malt Sanayii AS	5,482	23,389
Aselsan Elektronik Sanayi Ve Ticaret AS	1,923	9,578
Coca-Cola Icecek AS	1,983	12,660
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	28,161	8,620
Eregli Demir ve Celik Fabrikalari TAS	19,227	31,642
Ford Otomotiv Sanayi AS	593	6,883
Haci Omer Sabanci Holding AS	15,211	27,632
KOC Holding AS	9,697	32,506
Petkim Petrokimya Holding AS	9,341	10,446
TAV Havalimanlari Holding AS	1,524	8,229
Tofas Turk Otomobil Fabrikasi AS	1,022	4,169
Tupras Turkiye Petrol Rafinerileri AS	1,557	41,890
Turk Hava Yollari AO†	6,933	20,716
Turkcell Iletisim Hizmetleri AS	15,146	42,583
Turkiye Garanti Bankasi AS	42,106	73,967
Turkiye Halk Bankasi AS	9,247	13,620
Turkiye Is Bankasi, Class C	26,213	28,862
Turkiye Vakiflar Bankasi Tao, Class D	18,430	17,087
Ulker Biskuvi Sanayi AS	3,938	14,029
Yapi Ve Kredi Bankasi AS†	15,540	5,875

		480,744

United States — 0.3%
Southern Copper Corp.	1,474	49,556
Yum China Holdings, Inc.	6,572	239,549

		289,105

Total Common Stocks (cost $73,551,379)		70,614,761

EXCHANGE-TRADED FUNDS — 8.9%
United States — 8.9%
iShares MSCI Emerging Markets ETF	90,517	3,901,283
iShares MSCI India ETF	118,386	3,883,061

Total Exchange-Traded Funds (cost $8,308,676)		7,784,344

WARRANTS — 0.0%
Thailand — 0.0%
BTS Group Holdings LLC Expires 11/29/2019 (strike price THB 10.50)† (cost $0)	15,345	309

Total Long-Term Investment Securities (cost $81,860,055)		78,399,414

47

SunAmerica Series Trust SA Emerging Markets Equity Index Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Principal Amount	Value (Note 2)
SHORT-TERM INVESTMENT SECURITIES — 0.6%
United States Treasury Bills 2.23% due 02/07/2019(2)	$350,000	$349,870
2.41% due 05/09/2019(2)	200,000	198,702

Total Short-Term Investment Securities (cost $548,572)		548,572

TOTAL INVESTMENTS (cost $82,408,627)(4)	90.2%	78,947,986
Other assets less liabilities	9.8	8,580,689

NET ASSETS	100.0%	$87,528,675

†	Non-income producing security
*	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Portfolio has no right to demand registration of these securities. At January 31, 2019, the aggregate value of these securities was $1,085,369 representing 1.2% of net assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(1)	Illiquid security. At January 31, 2019 the aggregate value of these securities was $86,551 representing 0.1% of net assets.
(2)	The security or a portion thereof was pledged as collateral to cover margin requirements for open futures contracts.
(3)	Securities classified as Level 3 (see Note 2).
(4)	See Note 3 for cost of investments on a tax basis.

ADR — American Depositary Receipt

CPO — Certification de Participations Ordinario

ETF — Exchange-Traded Funds

GDR — Global Depositary Receipt

NVDR — Non-Voting Depositary Receipt

Futures Contracts

Number of Contracts	Type	Description	Expiration Month	Notional Basis*	Notional Value*	Unrealized Appreciation (Depreciation)

169	Long	E-Mini MSCI Emerging Markets Index	March 2019	$8,158,475	$8,995,870	$837,395

*	Notional basis refers to the contractual amount agreed upon at inception of the open contract; notional value represents the current value of the open contract.

The following is a summary of the inputs used to value the Portfolio’s net assets as of January 31, 2019 (see Note 2):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs		Level 3 - Significant Unobservable Inputs	Total
ASSETS:
Investments at Value:*
Common Stocks:
South Korea	$—	$9,469,780	#	$1,088	$9,470,868
Other Countries	17,915,543	43,228,350	**	—	61,143,893
Exchange-Traded Funds	7,784,344	—		—	7,784,344
Warrants	309	—		—	309
Short-Term Investment Securities	—	548,572		—	548,572

Total Investments at Value	$25,700,196	$53,246,702		$1,088	$78,947,986

Other Financial Instruments:†
Future Contracts	$837,395	$—		$—	$837,395

#	Amount includes $9,384,317 that represents foreign equity securities that have been fair valued in accordance with pricing procedures approved by the Board (see Note 2).
*	For a detailed presentation of investments, please refer to the Portfolio of Investments.
**	Represents foreign equity securities that have been fair valued in accordance with pricing procedures approved by the Board (see Note 2).
†	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forward, swap and written option contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

At the end of the reporting period, Level 3 investments in securities were not considered a material portion of the Portfolio. There were no transfers between Levels during the reporting period.

See Notes to Financial Statements

48

SunAmerica Series Trust SA Federated Corporate Bond Portfolio

PORTFOLIO PROFILE — January 31, 2019 — (unaudited)

Industry Allocation*

Diversified Banking Institutions	8.6%
Cable/Satellite TV	4.1
Pipelines	4.0
Electric-Integrated	3.8
Real Estate Investment Trusts	3.7
Telephone-Integrated	3.0
Oil Companies-Exploration & Production	2.9
Medical-Drugs	2.5
Food-Misc./Diversified	1.9
Banks-Super Regional	1.9
Containers-Paper/Plastic	1.6
Oil Companies-Integrated	1.5
Insurance-Life/Health	1.5
Banks-Commercial	1.5
Brewery	1.4
Pharmacy Services	1.4
Medical Products	1.4
Medical-Hospitals	1.3
Medical-Biomedical/Gene	1.2
Transport-Rail	1.2
Aerospace/Defense	1.2
Data Processing/Management	1.1
Insurance-Multi-line	1.1
Auto-Cars/Light Trucks	1.1
Broadcast Services/Program	1.0
Investment Management/Advisor Services	1.0
Finance-Investment Banker/Broker	0.9
Steel-Producers	0.9
Building Products-Wood	0.9
Hotels/Motels	0.8
Diversified Manufacturing Operations	0.8
Television	0.8
Diversified Financial Services	0.8
Gas-Distribution	0.8
Finance-Credit Card	0.8
Medical-HMO	0.8
Oil Refining & Marketing	0.8
Aerospace/Defense-Equipment	0.7
Cellular Telecom	0.7
Containers-Metal/Glass	0.7
Multimedia	0.7
Metal Products-Distribution	0.7
Electric-Generation	0.6
Tobacco	0.6
Casino Hotels	0.6
Computers	0.6
Retail-Auto Parts	0.6
Food-Retail	0.6
Diagnostic Equipment	0.5
Rental Auto/Equipment	0.5
Chemicals-Specialty	0.5
Electric-Distribution	0.5
Enterprise Software/Service	0.5
Electronic Measurement Instruments	0.5
Commercial Services-Finance	0.5
Metal-Copper	0.5
Beverages-Wine/Spirits	0.5
E-Commerce/Services	0.5
Auto/Truck Parts & Equipment-Original	0.4
Insurance-Mutual	0.4
Machinery-General Industrial	0.4

Insurance Brokers	0.4%
Finance-Other Services	0.4
Food-Baking	0.4
Consulting Services	0.4
Retail-Building Products	0.4
Electronic Security Devices	0.4
Trucking/Leasing	0.4
Paper & Related Products	0.4
Transport-Services	0.4
Radio	0.4
Machinery-Farming	0.4
Oil-Field Services	0.4
Independent Power Producers	0.3
Coatings/Paint	0.3
Advertising Agencies	0.3
Steel Pipe & Tube	0.3
Electric Products-Misc.	0.3
Medical Labs & Testing Services	0.3
Gambling (Non-Hotel)	0.3
E-Commerce/Products	0.3
Insurance-Property/Casualty	0.3
Retail-Propane Distribution	0.3
Retail-Restaurants	0.3
Consumer Products-Misc.	0.3
Transport-Equipment & Leasing	0.3
Vitamins & Nutrition Products	0.3
Advertising Services	0.3
Gold Mining	0.2
Electronic Components-Semiconductors	0.2
Research & Development	0.2
Finance-Consumer Loans	0.2
Home Decoration Products	0.2
Beverages-Non-alcoholic	0.2
Distribution/Wholesale	0.2
Building Products-Air & Heating	0.2
Energy-Alternate Sources	0.2
Electronic Components-Misc.	0.2
Linen Supply & Related Items	0.2
Food-Confectionery	0.2
Telecom Services	0.2
Satellite Telecom	0.2
Building & Construction Products-Misc.	0.2
Food-Dairy Products	0.2
Food-Meat Products	0.2
Soap & Cleaning Preparation	0.2
Finance-Mortgage Loan/Banker	0.2
Disposable Medical Products	0.2
Computer Services	0.2
Shipbuilding	0.2
Food-Catering	0.2
Human Resources	0.2
Casino Services	0.2
Commercial Services	0.1
Resorts/Theme Parks	0.1
Finance-Auto Loans	0.1
Office Automation & Equipment	0.1
Retail-Leisure Products	0.1
Telecommunication Equipment	0.1
Semiconductor Components-Integrated Circuits	0.1
Oil & Gas Drilling	0.1
SupraNational Banks	0.1

49

SunAmerica Series Trust SA Federated Corporate Bond Portfolio

PORTFOLIO PROFILE — January 31, 2019 — (unaudited) — (continued)

Industry Allocation* (continued)

Medical-Generic Drugs	0.1%
Diversified Minerals	0.1
Applications Software	0.1
Medical-Outpatient/Home Medical	0.1
Software Tools	0.1
Medical-Wholesale Drug Distribution	0.1
Computers-Integrated Systems	0.1
Professional Sports	0.1
Computer Software	0.1
Retail-Discount	0.1
Rubber/Plastic Products	0.1
Food-Wholesale/Distribution	0.1
Finance-Leasing Companies	0.1
Batteries/Battery Systems	0.1
Advanced Materials	0.1
Chemicals-Diversified	0.1
Hazardous Waste Disposal	0.1
Retail-Perfume & Cosmetics	0.1
Medical Information Systems	0.1
Metal Processors & Fabrication	0.1
Medical Instruments	0.1
Security Services	0.1
Music	0.1
Computers-Memory Devices	0.1
Building & Construction-Misc.	0.1
Quarrying	0.1
Airlines	0.1
Rubber-Tires	0.1
Specified Purpose Acquisitions	0.1
Precious Metals	0.1
Machinery-Pumps	0.1
Apparel Manufacturers	0.1
Cosmetics & Toiletries	0.1
Circuit Boards	0.1
Retail-Drug Store	0.1
Transactional Software	0.1
Auto-Truck Trailers	0.1
Cruise Lines	0.1
Auto-Heavy Duty Trucks	0.1

98.4%

*	Calculated as a percentage of net assets

Credit Quality†#

Aaa	0.1%
Aa	0.7
A	14.7
Baa	52.7
Ba	11.3
B	12.4
Caa	6.7
Not Rated@	1.4

100.0%

*	Calculated as a percentage of net assets
@	Represents debt issues that either have no rating, or the rating is unavailable from the data source.
†	Source: Moody’s
#	Calculated as a percentage of total debt issues, excluding short-term securities.

50

SunAmerica Series Trust SA Federated Corporate Bond Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019

Security Description	Principal Amount	Value (Note 2)
U.S. CORPORATE BONDS & NOTES — 82.8%
Advanced Materials — 0.1%
Hexcel Corp. Senior Notes 3.95% due 02/15/2027	$1,260,000	$1,242,460

Advertising Agencies — 0.3%
Omnicom Group, Inc. Senior Notes 3.63% due 05/01/2022	3,000,000	3,018,753
Omnicom Group, Inc. Senior Notes 3.65% due 11/01/2024	1,770,000	1,744,508

		4,763,261

Advertising Sales — 0.0%
Outfront Media Capital LLC Company Guar. Notes 5.63% due 02/15/2024	300,000	304,125
Outfront Media Capital LLC Company Guar. Notes 5.88% due 03/15/2025	300,000	303,000

		607,125

Aerospace/Defense — 0.7%
BAE Systems Holdings, Inc. Company Guar. Notes 3.85% due 12/15/2025*	4,440,000	4,420,470
Lockheed Martin Corp. Senior Notes 2.90% due 03/01/2025	2,155,000	2,114,196
Lockheed Martin Corp. Senior Notes 3.55% due 01/15/2026	2,190,000	2,218,470
Rockwell Collins, Inc. Senior Notes 3.10% due 11/15/2021	750,000	738,660

		9,491,796

Aerospace/Defense-Equipment — 0.7%
Arconic, Inc. Senior Notes 5.40% due 04/15/2021	2,200,000	2,238,500
Arconic, Inc. Senior Notes 5.87% due 02/23/2022	3,500,000	3,613,750
TransDigm, Inc. Company Guar. Notes 5.50% due 10/15/2020	325,000	325,203
TransDigm, Inc. Company Guar. Notes 6.00% due 07/15/2022	425,000	428,187
TransDigm, Inc. Senior Sec. Notes 6.25% due 03/15/2026*	1,075,000	1,091,125
TransDigm, Inc. Company Guar. Notes 6.38% due 06/15/2026	375,000	360,938
TransDigm, Inc. Company Guar. Notes 6.50% due 07/15/2024	1,325,000	1,306,781
TransDigm, Inc. Company Guar. Notes 6.50% due 05/15/2025	1,250,000	1,212,500

		10,576,984

Security Description	Principal Amount	Value (Note 2)
Airlines — 0.1%
Southwest Airlines Co. Senior Notes 2.75% due 11/06/2019	$1,000,000	$999,291

Apparel Manufacturers — 0.1%
Hanesbrands, Inc. Company Guar. Notes 4.88% due 05/15/2026*	850,000	813,875

Applications Software — 0.1%
Nuance Communications, Inc. Company Guar. Notes 5.38% due 08/15/2020*	586,000	588,198
Nuance Communications, Inc. Company Guar. Notes 5.63% due 12/15/2026	950,000	931,000
Nuance Communications, Inc. Company Guar. Notes 6.00% due 07/01/2024	175,000	176,750

		1,695,948

Auto-Cars/Light Trucks — 1.1%
Ford Motor Co. Senior Notes 4.75% due 01/15/2043	3,000,000	2,276,965
Ford Motor Credit Co. LLC Senior Notes 4.25% due 09/20/2022	550,000	531,777
General Motors Co. Senior Notes 4.00% due 04/01/2025	1,055,000	1,007,907
General Motors Co. Senior Notes 5.20% due 04/01/2045(3)	3,250,000	2,827,198
General Motors Financial Co., Inc. Company Guar. Notes 3.20% due 07/06/2021	1,750,000	1,721,519
General Motors Financial Co., Inc. Company Guar. Notes 3.45% due 04/10/2022	2,750,000	2,688,777
Hyundai Capital America Senior Notes 2.60% due 03/19/2020*	2,500,000	2,473,162
Volkswagen Group of America Finance LLC Company Guar. Notes 4.25% due 11/13/2023*	2,445,000	2,472,946

		16,000,251

Auto-Heavy Duty Trucks — 0.1%
JB Poindexter & Co., Inc. Senior Notes 7.13% due 04/15/2026*	725,000	703,250

Auto-Truck Trailers — 0.1%
BCD Acquisition, Inc. Senior Sec. Notes 9.63% due 09/15/2023*	700,000	740,250

Auto/Truck Parts & Equipment-Original — 0.1%
American Axle & Manufacturing, Inc. Company Guar. Notes 6.25% due 03/15/2026	325,000	312,000
American Axle & Manufacturing, Inc. Company Guar. Notes 6.50% due 04/01/2027	1,450,000	1,388,375

		1,700,375

51

SunAmerica Series Trust SA Federated Corporate Bond Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Principal Amount	Value (Note 2)
U.S. CORPORATE BONDS & NOTES (continued)
Banks-Commercial — 1.5%
Associated Banc-Corp Sub. Notes 4.25% due 01/15/2025	$2,710,000	$2,750,110
Branch Banking & Trust Co. Sub. Notes 3.80% due 10/30/2026	3,000,000	3,016,685
Citizens Financial Group, Inc. Sub. Notes 4.15% due 09/28/2022*	3,510,000	3,538,723
City National Corp. Senior Notes 5.25% due 09/15/2020	2,205,000	2,272,363
Compass Bank Senior Notes 2.75% due 09/29/2019	1,530,000	1,524,385
Compass Bank Sub. Notes 3.88% due 04/10/2025	3,110,000	3,023,994
Discover Bank Sub. Notes 8.70% due 11/18/2019	688,000	715,487
Manufacturers & Traders Trust Co. FRS Sub. Notes 3.38% (3 ML+0.64%) due 12/01/2021	2,860,000	2,824,980
MUFG Americas Holdings Corp. Senior Notes 3.00% due 02/10/2025	296,000	285,824
Regions Financial Corp. Senior Notes 3.20% due 02/08/2021	1,380,000	1,379,731

		21,332,282

Banks-Super Regional — 1.9%
Bank One Corp. Sub. Debentures 8.00% due 04/29/2027	460,000	581,358
Comerica, Inc. Sub. Notes 3.80% due 07/22/2026	2,330,000	2,287,537
Fifth Third Bancorp Sub. Notes 4.30% due 01/16/2024	3,485,000	3,570,597
Huntington Bancshares, Inc. Senior Notes 3.15% due 03/14/2021	1,340,000	1,342,836
Huntington Bancshares, Inc. Sub. Notes 7.00% due 12/15/2020	1,780,000	1,898,008
Wells Fargo & Co. Senior Notes 3.07% due 01/24/2023	3,500,000	3,480,886
Wells Fargo & Co. Senior Notes 3.58% due 05/22/2028	6,300,000	6,238,230
Wells Fargo & Co. Sub. Notes 4.30% due 07/22/2027	4,800,000	4,899,311
Wells Fargo & Co. Sub. Notes 4.90% due 11/17/2045	2,330,000	2,432,074

		26,730,837

Security Description	Principal Amount	Value (Note 2)
Batteries/Battery Systems — 0.1%
Energizer Holdings, Inc. Company Guar. Notes 5.50% due 06/15/2025*	$100,000	$95,250
Energizer Holdings, Inc. Company Guar. Notes 6.38% due 07/15/2026*	500,000	486,250
Energizer Holdings, Inc. Company Guar. Notes 7.75% due 01/15/2027*	675,000	695,486

		1,276,986

Beverages-Non-alcoholic — 0.2%
Keurig Dr Pepper, Inc. Company Guar. Notes 4.42% due 05/25/2025*	2,000,000	2,031,354
Keurig Dr Pepper, Inc. Company Guar. Notes 4.99% due 05/25/2038*	1,340,000	1,320,800

		3,352,154

Beverages-Wine/Spirits — 0.4%
Constellation Brands, Inc. Company Guar. Notes 4.65% due 11/15/2028	5,335,000	5,517,128

Brewery — 1.2%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. Company Guar. Notes 3.65% due 02/01/2026*	10,050,000	9,874,158
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. Company Guar. Notes 4.90% due 02/01/2046*	3,270,000	3,118,486
Anheuser-Busch InBev Finance, Inc. Company Guar. Notes 3.30% due 02/01/2023	5,000,000	4,988,438

		17,981,082

Broadcast Services/Program — 0.4%
Clear Channel Worldwide Holdings, Inc. Company Guar. Notes Series A 6.50% due 11/15/2022	75,000	76,688
Clear Channel Worldwide Holdings, Inc. Company Guar. Notes Series B 6.50% due 11/15/2022	675,000	690,187
Fox Corp. Company Guar. Notes 4.71% due 01/25/2029*	1,720,000	1,794,326
iHeartCommunications, Inc. Senior Sec. Notes 9.00% due 03/01/2021†(7)	1,375,000	917,812
Nexstar Broadcasting, Inc. Company Guar. Notes 5.63% due 08/01/2024*	1,350,000	1,306,125
Nexstar Broadcasting, Inc. Company Guar. Notes 5.88% due 11/15/2022	575,000	582,188
Nexstar Broadcasting, Inc. Company Guar. Notes 6.13% due 02/15/2022*	725,000	730,437

		6,097,763

52

SunAmerica Series Trust SA Federated Corporate Bond Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Principal Amount	Value (Note 2)
U.S. CORPORATE BONDS & NOTES (continued)
Building & Construction Products-Misc. — 0.2%
Standard Industries, Inc. Senior Notes 5.00% due 02/15/2027*	$1,650,000	$1,542,750
Standard Industries, Inc. Senior Notes 6.00% due 10/15/2025*	1,050,000	1,055,250
USG Corp. Company Guar. Notes 4.88% due 06/01/2027*	200,000	203,320

		2,801,320

Building & Construction-Misc. — 0.1%
NCI Building Systems, Inc. Company Guar. Notes 8.00% due 04/15/2026*	1,125,000	1,064,531

Building Products-Air & Heating — 0.2%
Lennox International, Inc. Company Guar. Notes 3.00% due 11/15/2023	3,365,000	3,237,541

Building Products-Wood — 0.9%
Masco Corp. Senior Notes 4.38% due 04/01/2026	5,125,000	5,124,027
Masco Corp. Senior Notes 4.45% due 04/01/2025	5,110,000	5,157,649
Masco Corp. Senior Notes 4.50% due 05/15/2047	2,420,000	2,055,026
Masco Corp. Senior Notes 5.95% due 03/15/2022	554,000	586,082

		12,922,784

Cable/Satellite TV — 2.8%
Cablevision Systems Corp. Senior Notes 5.88% due 09/15/2022	1,100,000	1,105,500
CCO Holdings LLC/CCO Holdings Capital Corp. Senior Notes 5.00% due 02/01/2028*	1,025,000	973,750
CCO Holdings LLC/CCO Holdings Capital Corp. Senior Notes 5.13% due 05/01/2027*	875,000	845,442
CCO Holdings LLC/CCO Holdings Capital Corp. Senior Notes 5.25% due 09/30/2022	825,000	834,013
CCO Holdings LLC/CCO Holdings Capital Corp. Senior Notes 5.38% due 05/01/2025*	850,000	854,505
CCO Holdings LLC/CCO Holdings Capital Corp. Senior Notes 5.50% due 05/01/2026*	500,000	498,750
CCO Holdings LLC/CCO Holdings Capital Corp. Senior Notes 5.75% due 01/15/2024	300,000	306,000

Security Description	Principal Amount	Value (Note 2)
Cable/Satellite TV (continued)
CCO Holdings LLC/CCO Holdings Capital Corp. Senior Notes 5.75% due 02/15/2026*	$900,000	$913,500
CCO Holdings LLC/CCO Holdings Capital Corp. Senior Notes 5.88% due 04/01/2024*	700,000	717,668
CCO Holdings LLC/CCO Holdings Capital Corp. Senior Notes 5.88% due 05/01/2027*	1,400,000	1,403,920
Charter Communications Operating LLC/Charter Communications Operating Capital Senior Sec. Notes 4.91% due 07/23/2025	2,350,000	2,415,904
Charter Communications Operating LLC/Charter Communications Operating Capital Senior Sec. Notes 6.48% due 10/23/2045	2,365,000	2,545,466
Comcast Corp. Company Guar. Notes 3.30% due 02/01/2027	4,690,000	4,593,885
Comcast Corp. Company Guar. Notes 4.00% due 11/01/2049	1,554,000	1,439,638
Cox Communications, Inc. Senior Notes 3.35% due 09/15/2026*	2,625,000	2,474,985
CSC Holdings LLC Senior Notes 5.13% due 12/15/2021*	1,325,000	1,327,054
CSC Holdings LLC Senior Notes 5.25% due 06/01/2024	750,000	720,000
CSC Holdings LLC Senior Sec. Notes 5.38% due 07/15/2023*	825,000	834,034
CSC Holdings LLC Senior Sec. Notes 5.50% due 05/15/2026*	375,000	371,250
CSC Holdings LLC Company Guar. Notes 5.50% due 04/15/2027*	1,175,000	1,148,539
CSC Holdings LLC Company Guar. Notes 6.50% due 02/01/2029*	225,000	227,953
CSC Holdings LLC Company Guar. Notes 6.63% due 10/15/2025*	875,000	915,469
CSC Holdings LLC Senior Notes 7.50% due 04/01/2028*	250,000	256,875
CSC Holdings LLC Senior Notes 7.75% due 07/15/2025*	1,075,000	1,126,062
CSC Holdings LLC Senior Notes 10.13% due 01/15/2023*	275,000	296,945
DISH DBS Corp. Company Guar. Notes 5.00% due 03/15/2023	300,000	261,000

53

SunAmerica Series Trust SA Federated Corporate Bond Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Principal Amount	Value (Note 2)
U.S. CORPORATE BONDS & NOTES (continued)
Cable/Satellite TV (continued)
DISH DBS Corp. Company Guar. Notes 5.88% due 07/15/2022	$400,000	$380,000
DISH DBS Corp. Company Guar. Notes 5.88% due 11/15/2024	1,600,000	1,326,000
DISH DBS Corp. Company Guar. Notes 7.75% due 07/01/2026	1,000,000	860,000
Time Warner Cable LLC Senior Sec. Notes 4.00% due 09/01/2021	3,273,000	3,302,987
Time Warner Cable LLC Senior Sec. Notes 4.50% due 09/15/2042	1,000,000	833,594
Time Warner Cable LLC Senior Sec. Notes 5.50% due 09/01/2041	3,410,000	3,195,634
Time Warner Cable LLC Senior Sec. Notes 6.75% due 06/15/2039	690,000	743,376
Time Warner Cable LLC Senior Sec. Notes 8.75% due 02/14/2019	490,000	490,612

		40,540,310

Casino Hotels — 0.6%
Boyd Gaming Corp. Company Guar. Notes 6.00% due 08/15/2026	125,000	125,000
Boyd Gaming Corp. Company Guar. Notes 6.38% due 04/01/2026	175,000	178,500
Boyd Gaming Corp. Company Guar. Notes 6.88% due 05/15/2023	1,450,000	1,507,101
MGM Resorts International Company Guar. Notes 4.63% due 09/01/2026	700,000	658,000
MGM Resorts International Company Guar. Notes 5.75% due 06/15/2025	675,000	678,375
MGM Resorts International Company Guar. Notes 6.00% due 03/15/2023	650,000	674,375
MGM Resorts International Company Guar. Notes 7.75% due 03/15/2022	350,000	380,188
Seminole Hard Rock Entertainment, Inc./Seminole Hard Rock International LLC Company Guar. Notes 5.88% due 05/15/2021*	2,200,000	2,232,318
Station Casinos LLC Company Guar. Notes 5.00% due 10/01/2025*	1,200,000	1,146,000
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp. Senior Sec. Notes 5.88% due 05/15/2025*	875,000	837,812

Security Description	Principal Amount	Value (Note 2)
Casino Hotels (continued)
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. Company Guar. Notes 5.25% due 05/15/2027*	$225,000	$210,375

		8,628,044

Casino Services — 0.2%
Eldorado Resorts, Inc. Company Guar. Notes 6.00% due 04/01/2025	800,000	804,600
Eldorado Resorts, Inc. Company Guar. Notes 6.00% due 09/15/2026*	200,000	199,500
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp. Senior Sec. Notes 6.13% due 08/15/2021*	1,300,000	1,296,750

		2,300,850

Cellular Telecom — 0.6%
Sprint Corp. Company Guar. Notes 7.13% due 06/15/2024	1,675,000	1,713,734
Sprint Corp. Company Guar. Notes 7.63% due 02/15/2025	975,000	1,019,168
Sprint Corp. Company Guar. Notes 7.63% due 03/01/2026	525,000	545,344
Sprint Corp. Company Guar. Notes 7.88% due 09/15/2023	1,600,000	1,700,000
Sprint Nextel Corp. Senior Notes 6.00% due 11/15/2022	500,000	505,625
T-Mobile USA, Inc. Company Guar. Notes 4.50% due 02/01/2026	825,000	804,375
T-Mobile USA, Inc. Company Guar. Notes 4.75% due 02/01/2028	500,000	479,375
T-Mobile USA, Inc. Company Guar. Notes 6.00% due 03/01/2023	350,000	358,750
T-Mobile USA, Inc. Company Guar. Notes 6.50% due 01/15/2024	625,000	646,875
T-Mobile USA, Inc. Company Guar. Notes 6.50% due 01/15/2026	1,200,000	1,269,000

		9,042,246

Chemicals-Diversified — 0.1%
Hexion, Inc. Senior Sec. Notes 6.63% due 04/15/2020	1,550,000	1,235,156

Chemicals-Specialty — 0.3%
Platform Specialty Products Corp. Company Guar. Notes 5.88% due 12/01/2025*	800,000	798,000
Platform Specialty Products Corp. Company Guar. Notes 6.50% due 02/01/2022*(3)	3,175,000	3,218,656

54

SunAmerica Series Trust SA Federated Corporate Bond Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Principal Amount	Value (Note 2)
U.S. CORPORATE BONDS & NOTES (continued)
Chemicals-Specialty (continued)
PQ Corp. Company Guar. Notes 5.75% due 12/15/2025*	$500,000	$477,500

		4,494,156

Circuit Boards — 0.1%
TTM Technologies, Inc. Company Guar. Notes 5.63% due 10/01/2025*	850,000	786,250

Coatings/Paint — 0.3%
RPM International, Inc. Senior Notes 5.25% due 06/01/2045	1,740,000	1,688,435
RPM International, Inc. Senior Notes 6.13% due 10/15/2019	1,875,000	1,906,236
Sherwin-Williams Co. Senior Notes 4.40% due 02/01/2045	1,415,000	1,225,116

		4,819,787

Commercial Services — 0.1%
Nielsen Finance LLC/Nielsen Finance Co. Company Guar. Notes 5.00% due 04/15/2022*	1,525,000	1,522,712
ServiceMaster Co. LLC Senior Notes 7.45% due 08/15/2027	275,000	283,080

		1,805,792

Commercial Services-Finance — 0.5%
Equifax, Inc. Senior Notes 3.25% due 06/01/2026	3,425,000	3,148,920
Refinitiv US Holdings, Inc. Senior Sec. Notes 6.25% due 05/15/2026*	275,000	270,188
Refinitiv US Holdings, Inc. Company Guar. Notes 8.25% due 11/15/2026*	1,125,000	1,054,687
Total System Services, Inc. Senior Notes 4.45% due 06/01/2028	1,850,000	1,841,804
Total System Services, Inc. Senior Notes 4.80% due 04/01/2026	695,000	709,928

		7,025,527

Computer Services — 0.2%
Banff Merger Sub, Inc. Senior Notes 9.75% due 09/01/2026*	1,675,000	1,595,438
SAIC, Inc. Senior Sec. Notes 5.95% due 12/01/2040	850,000	791,173

		2,386,611

Computer Software — 0.1%
Rackspace Hosting, Inc. Company Guar. Notes 8.63% due 11/15/2024*	1,925,000	1,617,000

Security Description	Principal Amount	Value (Note 2)
Computers — 0.6%
Diamond 1 Finance Corp./Diamond 2 Finance Corp. Senior Sec. Notes 6.02% due 06/15/2026*	$1,940,000	$2,029,167
Diamond 1 Finance Corp./Diamond 2 Finance Corp. Company Guar. Notes 7.13% due 06/15/2024*	1,850,000	1,951,848
Diamond 1 Finance Corp./Diamond 2 Finance Corp. Senior Sec. Notes 8.35% due 07/15/2046*	2,435,000	2,868,541
Hewlett Packard Enterprise Co. Senior Notes 3.60% due 10/15/2020	1,670,000	1,680,380

		8,529,936

Computers-Integrated Systems — 0.1%
NCR Corp. Company Guar. Notes 5.00% due 07/15/2022	425,000	417,690
NCR Corp. Company Guar. Notes 5.88% due 12/15/2021	275,000	276,031
NCR Corp. Company Guar. Notes 6.38% due 12/15/2023	950,000	952,375

		1,646,096

Computers-Memory Devices — 0.1%
Western Digital Corp. Company Guar. Notes 4.75% due 02/15/2026	1,175,000	1,092,750

Consulting Services — 0.4%
Gartner, Inc. Company Guar. Notes 5.13% due 04/01/2025*	375,000	373,125
Verisk Analytics, Inc. Senior Notes 4.00% due 06/15/2025	250,000	251,088
Verisk Analytics, Inc. Senior Notes 4.13% due 09/12/2022	2,068,000	2,108,821
Verisk Analytics, Inc. Senior Notes 5.50% due 06/15/2045	3,060,000	3,126,091

		5,859,125

Consumer Products-Misc. — 0.3%
Prestige Brands, Inc. Company Guar. Notes 5.38% due 12/15/2021*	1,900,000	1,900,000
Prestige Brands, Inc. Company Guar. Notes 6.38% due 03/01/2024*	1,550,000	1,542,250
Spectrum Brands, Inc. Company Guar. Notes 5.75% due 07/15/2025	375,000	369,487
Spectrum Brands, Inc. Company Guar. Notes 6.13% due 12/15/2024	125,000	124,375

		3,936,112

55

SunAmerica Series Trust SA Federated Corporate Bond Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Principal Amount	Value (Note 2)
U.S. CORPORATE BONDS & NOTES (continued)
Containers-Metal/Glass — 0.4%
BWAY Holding Co. Senior Sec. Notes 5.50% due 04/15/2024*	$1,175,000	$1,147,834
BWAY Holding Co. Senior Notes 7.25% due 04/15/2025*	2,625,000	2,421,563
Greif, Inc. Company Guar. Notes 6.50% due 03/01/2027*	400,000	402,500
Owens-Brockway Glass Container, Inc. Company Guar. Notes 5.38% due 01/15/2025*	925,000	921,531
Owens-Brockway Glass Container, Inc. Company Guar. Notes 5.88% due 08/15/2023*	225,000	232,875
Owens-Brockway Glass Container, Inc. Company Guar. Notes 6.38% due 08/15/2025*	550,000	574,750

		5,701,053

Containers-Paper/Plastic — 1.6%
Berry Global, Inc. Sec. Notes 5.13% due 07/15/2023	300,000	300,849
Berry Global, Inc. Sec. Notes 5.50% due 05/15/2022	1,850,000	1,862,099
Crown Americas LLC/Crown Americas Capital Corp. V Company Guar. Notes 4.25% due 09/30/2026	100,000	95,000
Crown Americas LLC/Crown Americas Capital Corp. VI Company Guar. Notes 4.75% due 02/01/2026	575,000	563,500
Flex Acquisition Co., Inc. Senior Notes 6.88% due 01/15/2025*	2,650,000	2,477,750
Flex Acquisition Co., Inc. Senior Notes 7.88% due 07/15/2026*	1,150,000	1,092,500
Multi-Color Corp. Company Guar. Notes 4.88% due 11/01/2025*	950,000	902,500
Multi-Color Corp. Company Guar. Notes 6.13% due 12/01/2022*	1,750,000	1,763,125
Packaging Corp. of America Senior Notes 3.65% due 09/15/2024	2,750,000	2,718,587
Packaging Corp. of America Senior Notes 4.50% due 11/01/2023	915,000	945,805
Pactiv LLC Senior Notes 7.95% due 12/15/2025	325,000	321,750
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC Senior Sec. Notes 5.75% due 10/15/2020	1,477,889	1,483,505
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC Company Guar. Notes 7.00% due 07/15/2024*	1,250,000	1,278,125

Security Description	Principal Amount	Value (Note 2)
Containers-Paper/Plastic (continued)
Sealed Air Corp. Company Guar. Notes 5.13% due 12/01/2024*	$400,000	$404,120
Sealed Air Corp. Company Guar. Notes 5.25% due 04/01/2023*	475,000	483,312
WRKCo, Inc. Company Guar. Notes 4.00% due 03/15/2028*	3,260,000	3,176,075
WRKCo, Inc. Company Guar. Notes 4.90% due 03/15/2029*	2,100,000	2,185,928
WestRock RKT, Co. Company Guar. Notes 4.00% due 03/01/2023	700,000	702,710
WestRock RKT Co. Company Guar. Notes 4.45% due 03/01/2019	740,000	740,737
Westvaco Corp. Company Guar. Notes 7.65% due 03/15/2027	75,000	75,269

		23,573,246

Cosmetics & Toiletries — 0.1%
First Quality Finance Co., Inc. Senior Notes 4.63% due 05/15/2021*	800,000	796,000

Data Processing/Management — 1.1%
Fidelity National Information Services, Inc. Company Guar. Notes 3.50% due 04/15/2023	3,800,000	3,776,751
Fidelity National Information Services, Inc. Company Guar. Notes 3.88% due 06/05/2024	2,265,000	2,265,072
Fidelity National Information Services, Inc. Senior Notes 5.00% due 10/15/2025	517,000	547,189
First Data Corp. Senior Sec. Notes 5.38% due 08/15/2023*	300,000	305,813
First Data Corp. Sec. Notes 5.75% due 01/15/2024*	3,475,000	3,572,734
Fiserv, Inc. Senior Notes 3.85% due 06/01/2025	3,250,000	3,223,787
Fiserv, Inc. Senior Notes 4.20% due 10/01/2028	2,870,000	2,868,379

		16,559,725

Decision Support Software — 0.0%
MSCI, Inc. Company Guar. Notes 5.75% due 08/15/2025*	650,000	674,375

Diagnostic Equipment — 0.5%
Avantor, Inc. Senior Sec. Notes 6.00% due 10/01/2024*	450,000	460,125

56

SunAmerica Series Trust SA Federated Corporate Bond Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Principal Amount	Value (Note 2)
U.S. CORPORATE BONDS & NOTES (continued)
Diagnostic Equipment (continued)
Avantor, Inc. Senior Notes 9.00% due 10/01/2025*	$1,450,000	$1,493,500
Ortho-Clinical Diagnostics, Inc. Senior Notes 6.63% due 05/15/2022*	3,925,000	3,787,625
Thermo Fisher Scientific, Inc. Senior Notes 2.95% due 09/19/2026	2,040,000	1,932,011

		7,673,261

Direct Marketing — 0.0%
Anna Merger Sub, Inc. Senior Notes 7.75% due 10/01/2022*	1,475,000	202,813

Disposable Medical Products — 0.2%
Sotera Health Holdings LLC Senior Notes 6.50% due 05/15/2023*	2,525,000	2,543,937

Distribution/Wholesale — 0.2%
American Builders & Contractors Supply Co., Inc. Senior Notes 5.75% due 12/15/2023*	225,000	231,188
American Builders & Contractors Supply Co., Inc. Company Guar. Notes 5.88% due 05/15/2026*	1,250,000	1,252,687
CD&R Waterworks Merger Sub LLC Senior Notes 6.13% due 08/15/2025*	1,075,000	1,023,937
KAR Auction Services, Inc. Company Guar. Notes 5.13% due 06/01/2025*	625,000	602,238
Performance Food Group, Inc. Company Guar. Notes 5.50% due 06/01/2024*	225,000	221,625

		3,331,675

Diversified Banking Institutions — 8.2%
Bank of America Corp. Senior Notes 2.33% due 10/01/2021	9,100,000	8,985,166
Bank of America Corp. Senior Notes 2.82% due 07/21/2023	6,540,000	6,432,278
Bank of America Corp. Senior Notes 3.71% due 04/24/2028	2,975,000	2,933,265
Bank of America Corp. Senior Notes 3.82% due 01/20/2028	3,170,000	3,159,790
Bank of America Corp. Sub. Notes 3.95% due 04/21/2025	1,000,000	1,004,072
Bank of America Corp. Senior Notes 4.00% due 04/01/2024	3,350,000	3,455,946
Bank of America Corp. Sub. Notes 4.00% due 01/22/2025	3,500,000	3,527,508

Security Description	Principal Amount	Value (Note 2)
Diversified Banking Institutions (continued)
Citigroup, Inc. Senior Notes 2.88% due 07/24/2023	$4,250,000	$4,171,497
Citigroup, Inc. Senior Notes 3.40% due 05/01/2026	3,340,000	3,250,600
Citigroup, Inc. Senior Notes 3.52% due 10/27/2028	6,250,000	6,031,626
Citigroup, Inc. Sub. Notes 4.13% due 07/25/2028	1,340,000	1,328,611
Citigroup, Inc. Sub. Notes 4.30% due 11/20/2026	3,100,000	3,102,786
Citigroup, Inc. Senior Notes 5.38% due 08/09/2020	3,000,000	3,107,348
Citigroup, Inc. Sub. Notes 5.50% due 09/13/2025	2,500,000	2,708,277
Goldman Sachs Group, Inc. Senior Notes 2.35% due 11/15/2021	2,685,000	2,625,069
Goldman Sachs Group, Inc. Senior Notes 3.81% due 04/23/2029	3,800,000	3,698,742
Goldman Sachs Group, Inc. Senior Notes 4.22% due 05/01/2029	3,125,000	3,138,547
Goldman Sachs Group, Inc. Sub. Notes 5.15% due 05/22/2045(3)	3,000,000	3,081,667
Goldman Sachs Group, Inc. Senior Notes 5.75% due 01/24/2022	4,000,000	4,292,170
JPMorgan Chase & Co. Senior Notes 2.78% due 04/25/2023	2,020,000	1,991,220
JPMorgan Chase & Co. Sub. Notes 3.38% due 05/01/2023	1,510,000	1,508,371
JPMorgan Chase & Co. Senior Notes 3.51% due 01/23/2029	5,670,000	5,505,953
JPMorgan Chase & Co. Sub. Notes 3.88% due 09/10/2024	10,500,000	10,647,751
Morgan Stanley Senior Notes 2.50% due 04/21/2021	4,695,000	4,634,806
Morgan Stanley Senior Notes 3.77% due 01/24/2029	2,000,000	1,971,824
Morgan Stanley Sub. Notes 3.95% due 04/23/2027	8,250,000	8,050,116
Morgan Stanley Sub. Notes 4.10% due 05/22/2023	4,000,000	4,085,778
Morgan Stanley Senior Notes 4.46% due 04/22/2039	3,125,000	3,151,987

57

SunAmerica Series Trust SA Federated Corporate Bond Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Principal Amount	Value (Note 2)
U.S. CORPORATE BONDS & NOTES (continued)
Diversified Banking Institutions (continued)
Morgan Stanley Sub. Notes 5.00% due 11/24/2025	$2,000,000	$2,113,310
Morgan Stanley Senior Notes 5.50% due 07/24/2020	5,000,000	5,176,074

		118,872,155

Diversified Manufacturing Operations — 0.7%
General Electric Capital Corp. Senior Notes 3.10% due 01/09/2023	2,000,000	1,948,320
General Electric Capital Corp. Senior Notes 4.63% due 01/07/2021	859,000	873,207
Koppers, Inc. Company Guar. Notes 6.00% due 02/15/2025*	1,275,000	1,134,750
Parker-Hannifin Corp. Senior Notes 3.25% due 03/01/2027	3,140,000	3,054,038
Textron, Inc. Senior Notes 3.88% due 03/01/2025	905,000	894,854
Textron, Inc. Senior Notes 4.30% due 03/01/2024	1,945,000	1,983,987

		9,889,156

E-Commerce/Services — 0.5%
Expedia, Inc. Company Guar. Notes 5.00% due 02/15/2026	4,450,000	4,556,622
Expedia, Inc. Company Guar. Notes 5.95% due 08/15/2020	930,000	965,492
Match Group, Inc. Senior Notes 5.00% due 12/15/2027*	450,000	441,090
Match Group, Inc. Senior Notes 6.38% due 06/01/2024	500,000	522,500

		6,485,704

Electric Products-Misc. — 0.3%
Molex Electronic Technologies LLC Senior Notes 3.90% due 04/15/2025*	2,500,000	2,491,874
WESCO Distribution, Inc. Company Guar. Notes 5.38% due 12/15/2021	2,000,000	2,015,000
WESCO Distribution, Inc. Company Guar. Notes 5.38% due 06/15/2024	250,000	246,875

		4,753,749

Electric-Distribution — 0.4%
Sempra Energy Senior Notes 3.55% due 06/15/2024	3,000,000	2,928,958
Sempra Energy Senior Notes 6.00% due 10/15/2039	1,170,000	1,317,584

Security Description	Principal Amount	Value (Note 2)
Electric-Distribution (continued)
UIL Holdings Corp. Senior Notes 4.63% due 10/01/2020	$2,070,000	$2,109,252

		6,355,794

Electric-Generation — 0.3%
Emera US Finance LP Company Guar. Notes 3.55% due 06/15/2026	1,240,000	1,182,001
Emera US Finance LP Company Guar. Notes 4.75% due 06/15/2046	1,880,000	1,829,006
Vistra Operations Co LLC Company Guar. Notes 5.50% due 09/01/2026*	425,000	430,313
Vistra Operations Co. LLC Senior Notes 5.63% due 02/15/2027*	925,000	929,625

		4,370,945

Electric-Integrated — 3.2%
Ameren Corp. Senior Notes 3.65% due 02/15/2026	1,480,000	1,457,829
American Electric Power Co., Inc. Senior Notes 2.95% due 12/15/2022	2,900,000	2,874,994
American Electric Power Co., Inc. Senior Notes 3.20% due 11/13/2027	3,125,000	2,991,721
Cleveland Electric Illuminating Co. Senior Notes 5.95% due 12/15/2036	1,145,000	1,281,736
Consolidated Edison Co. of New York, Inc. Senior Notes 4.63% due 12/01/2054	1,367,000	1,367,391
Duke Energy Corp. Senior Notes 1.80% due 09/01/2021	600,000	579,944
Duke Energy Corp. Senior Notes 2.65% due 09/01/2026	1,810,000	1,687,608
Duke Energy Corp. Senior Notes 3.75% due 09/01/2046	2,000,000	1,793,910
Entergy Gulf States Louisiana LLC 1st Mtg. Notes 5.59% due 10/01/2024	125,000	138,896
Evergy, Inc. Senior Notes 4.85% due 06/01/2021	1,000,000	1,026,210
Eversource Energy Senior Notes 3.35% due 03/15/2026	3,300,000	3,187,004
Exelon Corp. Senior Notes 3.95% due 06/15/2025	1,500,000	1,505,264
Exelon Generation Co. LLC Senior Notes 4.25% due 06/15/2022	4,900,000	5,010,059
Exelon Generation Co. LLC Senior Notes 5.75% due 10/01/2041	500,000	499,145

58

SunAmerica Series Trust SA Federated Corporate Bond Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Principal Amount	Value (Note 2)
U.S. CORPORATE BONDS & NOTES (continued)
Electric-Integrated (continued)
Midamerican Energy Holdings Co. Senior Notes 5.95% due 05/15/2037	$4,750,000	$5,638,738
NextEra Energy Capital Holdings, Inc. Company Guar. Notes 3.55% due 05/01/2027	1,125,000	1,091,636
NextEra Energy Capital Holdings, Inc. Company Guar. Notes 3.63% due 06/15/2023	3,000,000	2,967,701
NextEra Energy Capital Holdings, Inc. Company Guar. Notes 4.50% due 06/01/2021	2,000,000	2,048,971
PPL Capital Funding, Inc. Company Guar. Notes 3.95% due 03/15/2024	2,500,000	2,519,815
PPL Capital Funding, Inc. Company Guar. Notes 4.20% due 06/15/2022	590,000	602,510
PSEG Power LLC Company Guar. Notes 4.15% due 09/15/2021	725,000	733,382
Southern Co. Senior Notes 3.25% due 07/01/2026	4,950,000	4,724,942

		45,729,406

Electronic Components-Misc. — 0.1%
Corning, Inc. Senior Notes 4.75% due 03/15/2042	1,100,000	1,046,641

Electronic Components-Semiconductors — 0.2%
Broadcom Corp./Broadcom Cayman Finance, Ltd. Company Guar. Notes 3.88% due 01/15/2027	3,440,000	3,160,822

Electronic Measurement Instruments — 0.5%
Agilent Technologies, Inc. Senior Notes 3.05% due 09/22/2026	3,330,000	3,124,511
Keysight Technologies, Inc. Senior Notes 4.55% due 10/30/2024	4,175,000	4,275,138

		7,399,649

Electronic Security Devices — 0.4%
Allegion US Holding Co., Inc. Company Guar. Notes 3.55% due 10/01/2027	5,570,000	5,180,300
Resideo Funding, Inc. Company Guar. Notes 6.13% due 11/01/2026*	300,000	309,000

		5,489,300

Energy-Alternate Sources — 0.2%
Enviva Partners LP/Enviva Partners Finance Corp. Company Guar. Notes 8.50% due 11/01/2021	1,475,000	1,536,758
TerraForm Power Operating LLC Company Guar. Notes 4.25% due 01/31/2023*	100,000	97,750

Security Description	Principal Amount	Value (Note 2)
Energy-Alternate Sources (continued)
TerraForm Power Operating LLC Company Guar. Notes 5.00% due 01/31/2028*	$1,125,000	$1,044,844
TerraForm Power Operating LLC Company Guar. Notes 6.63% due 06/15/2025*	525,000	551,250

		3,230,602

Enterprise Software/Service — 0.5%
Infor Software Parent LLC/Infor Software Parent, Inc. Senior Notes 7.13% due 05/01/2021*(1)	1,850,000	1,863,875
Infor US, Inc. Company Guar. Notes 6.50% due 05/15/2022	2,025,000	2,060,437
Informatica Corp. Senior Notes 7.13% due 07/15/2023*	1,700,000	1,704,250
Project Homestake Merger Corp. Company Guar. Notes 8.88% due 03/01/2023*	1,400,000	1,022,000
Sophia LP/Sophia Finance, Inc. Senior Notes 9.00% due 09/30/2023*	775,000	794,375

		7,444,937

Finance-Auto Loans — 0.1%
Ally Financial, Inc. Senior Notes 5.13% due 09/30/2024	275,000	284,969
Ally Financial, Inc. Sub. Notes 5.75% due 11/20/2025	1,725,000	1,807,386

		2,092,355

Finance-Consumer Loans — 0.2%
Navient Corp. Senior Notes 5.88% due 10/25/2024	1,525,000	1,433,500
Navient Corp. Senior Notes 6.75% due 06/15/2026	150,000	141,372
Navient Corp. Senior Notes 7.25% due 09/25/2023	625,000	635,937
SLM Corp. Senior Notes 5.50% due 01/25/2023	250,000	241,250
SLM Corp. Senior Notes 6.13% due 03/25/2024	1,025,000	980,797

		3,432,856

Finance-Credit Card — 0.8%
Capital One Bank USA NA Sub. Notes 3.38% due 02/15/2023	6,100,000	5,980,493
Capital One Financial Corp. Sub. Notes 4.20% due 10/29/2025	1,690,000	1,691,589
Discover Financial Services Senior Notes 3.85% due 11/21/2022	3,212,000	3,215,337

		10,887,419

59

SunAmerica Series Trust SA Federated Corporate Bond Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Principal Amount	Value (Note 2)
U.S. CORPORATE BONDS & NOTES (continued)
Finance-Investment Banker/Broker — 0.9%
Cantor Fitzgerald LP Bonds 7.88% due 10/15/2019*	$2,200,000	$2,263,905
Jefferies Group LLC Senior Notes 4.85% due 01/15/2027	3,475,000	3,340,243
Jefferies Group LLC Senior Notes 5.13% due 01/20/2023	4,020,000	4,171,488
Jefferies Group LLC Senior Notes 6.50% due 01/20/2043(3)	1,170,000	1,139,954
TD Ameritrade Holding Corp. Senior Notes 3.63% due 04/01/2025	2,650,000	2,675,328

		13,590,918

Finance-Mortgage Loan/Banker — 0.2%
Quicken Loans, Inc. Company Guar. Notes 5.25% due 01/15/2028*	450,000	406,125
Quicken Loans, Inc. Company Guar. Notes 5.75% due 05/01/2025*	2,275,000	2,195,375

		2,601,500

Finance-Other Services — 0.4%
CBOE Holdings, Inc. Senior Notes 3.65% due 01/12/2027	3,000,000	2,954,094
Tempo Acquisition LLC/Tempo Acquisition Finance Corp. Senior Notes 6.75% due 06/01/2025*	2,650,000	2,616,875
Vantiv LLC/Vanity Issuer Corp. Company Guar. Notes 4.38% due 11/15/2025*	400,000	383,992

		5,954,961

Financial Guarantee Insurance — 0.0%
MBIA, Inc. Senior Notes 6.63% due 10/01/2028	250,000	212,500

Food-Baking — 0.1%
Flowers Foods, Inc. Senior Notes 3.50% due 10/01/2026	2,180,000	2,049,077

Food-Catering — 0.2%
Aramark Services, Inc. Company Guar. Notes 4.75% due 06/01/2026	275,000	270,187
Aramark Services, Inc. Company Guar. Notes 5.00% due 04/01/2025*	325,000	326,625
Aramark Services, Inc. Company Guar. Bonds 5.00% due 02/01/2028*	700,000	683,375
Aramark Services, Inc. Company Guar. Notes 5.13% due 01/15/2024	1,075,000	1,086,191

		2,366,378

Security Description	Principal Amount	Value (Note 2)
Food-Meat Products — 0.2%
Tyson Foods, Inc. Company Guar. Notes 3.95% due 08/15/2024	$1,475,000	$1,487,758
Tyson Foods, Inc. Company Guar. Notes 5.15% due 08/15/2044	1,250,000	1,240,674

		2,728,432

Food-Misc./Diversified — 1.5%
B&G Foods, Inc. Company Guar. Notes 5.25% due 04/01/2025	1,575,000	1,544,288
General Mills, Inc. Senior Notes 4.70% due 04/17/2048	1,075,000	998,131
Kraft Heinz Foods Co. Company Guar. Notes 3.00% due 06/01/2026	1,355,000	1,254,769
Kraft Heinz Foods Co. Company Guar. Notes 3.95% due 07/15/2025	3,405,000	3,402,653
Kraft Heinz Foods Co. Company Guar. Notes 4.38% due 06/01/2046	2,810,000	2,420,875
Kraft Heinz Foods Co. Company Guar. Notes 5.20% due 07/15/2045	1,830,000	1,726,977
Lamb Weston Holdings, Inc. Company Guar. Notes 4.88% due 11/01/2026*	375,000	371,813
McCormick & Co., Inc. Senior Notes 3.15% due 08/15/2024	3,140,000	3,059,450
McCormick & Co., Inc. Senior Notes 3.40% due 08/15/2027	2,915,000	2,781,427
Post Holdings, Inc. Company Guar. Notes 5.00% due 08/15/2026*	800,000	756,160
Post Holdings, Inc. Company Guar. Notes 5.50% due 03/01/2025*	625,000	618,750
Post Holdings, Inc. Company Guar. Notes 5.63% due 01/15/2028*	500,000	479,370
Post Holdings, Inc. Company Guar. Notes 5.75% due 03/01/2027*	2,200,000	2,155,582

		21,570,245

Food-Retail — 0.6%
Albertsons Cos. LLC/Safeway, Inc./New Albertsons LP/Albertson’s LLC Company Guar. Notes 5.75% due 03/15/2025	1,925,000	1,802,281
Albertsons Cos. LLC/Safeway, Inc./New Albertsons LP/Albertson’s LLC Company Guar. Notes 6.63% due 06/15/2024	1,025,000	1,012,187
Albertsons Cos. LLC/Safeway, Inc./New Albertsons LP/Albertson’s LLC Company Guar. Notes 7.50% due 03/15/2026*	325,000	325,813

60

SunAmerica Series Trust SA Federated Corporate Bond Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Principal Amount	Value (Note 2)
U.S. CORPORATE BONDS & NOTES (continued)
Food-Retail (continued)
Kroger Co. Senior Notes 3.50% due 02/01/2026	$3,150,000	$3,018,803
Kroger Co. Senior Notes 4.45% due 02/01/2047	1,325,000	1,171,733
Kroger Co. Company Guar. Notes 6.90% due 04/15/2038	940,000	1,100,833

		8,431,650

Food-Wholesale/Distribution — 0.1%
US Foods, Inc. Company Guar. Notes 5.88% due 06/15/2024*	1,400,000	1,424,206

Gambling (Non-Hotel) — 0.2%
Caesars Resort Collection LLC/CRC Finco, Inc. Company Guar. Notes 5.25% due 10/15/2025*	2,275,000	2,129,969
Mohegan Gaming & Entertainment Company Guar. Notes 7.88% due 10/15/2024*	975,000	940,875

		3,070,844

Gas-Distribution — 0.8%
AmeriGas Partners LP/AmeriGas Finance Corp. Senior Notes 5.50% due 05/20/2025	125,000	122,500
AmeriGas Partners LP/AmeriGas Finance Corp. Senior Notes 5.63% due 05/20/2024	450,000	444,375
AmeriGas Partners LP/AmeriGas Finance Corp. Senior Notes 5.75% due 05/20/2027	300,000	286,500
AmeriGas Partners LP/AmeriGas Finance Corp. Senior Notes 5.88% due 08/20/2026	1,150,000	1,133,095
Atmos Energy Corp. Senior Notes 8.50% due 03/15/2019	230,000	231,576
National Fuel Gas Co. Senior Notes 3.75% due 03/01/2023	3,800,000	3,758,514
National Fuel Gas Co. Senior Notes 4.90% due 12/01/2021	1,880,000	1,922,401
NiSource, Inc. Senior Notes 2.65% due 11/17/2022	1,350,000	1,307,778
NiSource, Inc. Senior Notes 4.38% due 05/15/2047	935,000	901,421
Southern Co. Gas Capital Corp. Company Guar. Notes 3.95% due 10/01/2046	1,120,000	999,818

		11,107,978

Security Description	Principal Amount	Value (Note 2)
Home Decoration Products — 0.2%
Newell Brands, Inc Senior Notes 4.20% due 04/01/2026	$3,500,000	$3,363,413

Hotels/Motels — 0.8%
Choice Hotels International, Inc. Company Guar. Notes 5.70% due 08/28/2020	2,400,000	2,466,000
Choice Hotels International, Inc. Company Guar. Notes 5.75% due 07/01/2022	3,169,000	3,279,915
Hilton Domestic Operating Co., Inc. Company Guar. Notes 4.25% due 09/01/2024	200,000	195,960
Hilton Domestic Operating Co., Inc. Company Guar. Notes 5.13% due 05/01/2026*	900,000	906,750
Hyatt Hotels Corp. Senior Notes 3.38% due 07/15/2023	4,420,000	4,362,455
Wyndham Hotels & Resorts, Inc. Company Guar. Notes 5.38% due 04/15/2026*	625,000	625,000

		11,836,080

Human Resources — 0.2%
Team Health Holdings, Inc. Company Guar. Notes 6.38% due 02/01/2025*	2,825,000	2,302,375

Independent Power Producers — 0.3%
Calpine Corp. Senior Sec. Notes 5.25% due 06/01/2026*	100,000	95,000
Calpine Corp. Senior Notes 5.38% due 01/15/2023	100,000	97,250
Calpine Corp. Senior Notes 5.75% due 01/15/2025	1,600,000	1,508,000
Calpine Corp. Senior Sec. Notes 5.88% due 01/15/2024*	150,000	150,000
Dynegy, Inc. Company Guar. Notes 5.88% due 06/01/2023	175,000	178,937
NRG Energy, Inc. Company Guar. Notes 5.75% due 01/15/2028	325,000	329,225
NRG Energy, Inc. Company Guar. Notes 6.25% due 05/01/2024	1,675,000	1,733,625
NRG Energy, Inc. Company Guar. Notes 6.63% due 01/15/2027	575,000	605,314
NRG Energy, Inc. Company Guar. Notes 7.25% due 05/15/2026	225,000	243,180

		4,940,531

Insurance Brokers — 0.3%
HUB International, Ltd. Senior Notes 7.00% due 05/01/2026*	3,325,000	3,225,250

61

SunAmerica Series Trust SA Federated Corporate Bond Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Principal Amount	Value (Note 2)
U.S. CORPORATE BONDS & NOTES (continued)
Insurance Brokers (continued)
USIS Merger Sub, Inc. Senior Notes 6.88% due 05/01/2025*	$1,650,000	$1,584,000

		4,809,250

Insurance-Life/Health — 1.5%
Aflac, Inc. Senior Notes 2.88% due 10/15/2026	4,275,000	4,050,927
Lincoln National Corp. Senior Notes 4.20% due 03/15/2022	1,900,000	1,942,222
Lincoln National Corp. Senior Notes 7.00% due 06/15/2040	1,425,000	1,811,160
Pacific LifeCorp Senior Notes 6.60% due 09/15/2033*	2,700,000	3,303,683
Penn Mutual Life Insurance Co. Sub. Bonds 7.63% due 06/15/2040*	875,000	1,162,788
Principal Financial Group, Inc. Company Guar. Notes 3.13% due 05/15/2023	2,740,000	2,714,292
Principal Financial Group, Inc. Company Guar. Notes 3.30% due 09/15/2022	1,850,000	1,840,860
Prudential Financial, Inc. Senior Notes 6.20% due 11/15/2040	850,000	1,024,055
Prudential Financial, Inc. Senior Notes 6.63% due 12/01/2037	2,130,000	2,640,466
TIAA Asset Management Finance Co. LLC Senior Notes 4.13% due 11/01/2024*	1,080,000	1,113,856

		21,604,309

Insurance-Multi-line — 0.6%
Acrisure LLC/Acrisure Finance, Inc. Senior Notes 7.00% due 11/15/2025*	1,325,000	1,152,750
Acrisure LLC/Acrisure Finance, Inc. Senior Sec. Notes 8.13% due 02/15/2024*	475,000	483,313
CNA Financial Corp. Senior Notes 5.88% due 08/15/2020	570,000	591,432
Hartford Financial Services Group, Inc. Senior Notes 6.63% due 04/15/2042(3)	2,255,000	2,692,550
Nationwide Mutual Insurance Co. Sub. Notes 9.38% due 08/15/2039*	2,870,000	4,363,376

		9,283,421

Insurance-Mutual — 0.4%
Liberty Mutual Group, Inc. Company Guar. Notes 4.85% due 08/01/2044*(3)	3,120,000	3,069,548

Security Description	Principal Amount	Value (Note 2)
Insurance-Mutual (continued)
Liberty Mutual Group, Inc. Company Guar. Notes 4.95% due 05/01/2022*	$680,000	$708,704
Liberty Mutual Group, Inc. Company Guar. Notes 5.00% due 06/01/2021*	580,000	599,106
Massachusetts Mutual Life Insurance Co. Sub. Notes 8.88% due 06/01/2039*	1,008,000	1,517,564
New York Life Insurance Co. Sub. Notes 6.75% due 11/15/2039*	420,000	553,276

		6,448,198

Insurance-Property/Casualty — 0.3%
AmWINS Group, Inc. Company Guar. Notes 7.75% due 07/01/2026*	1,175,000	1,172,063
AssuredPartners, Inc. Senior Notes 7.00% due 08/15/2025*	1,375,000	1,313,125
Berkshire Hathaway, Inc. Senior Notes 3.13% due 03/15/2026	1,890,000	1,881,550

		4,366,738

Investment Management/Advisor Services — 0.9%
Eaton Vance Corp. Senior Notes 3.63% due 06/15/2023	1,100,000	1,113,025
FMR LLC Senior Notes 5.35% due 11/15/2021*	1,260,000	1,325,625
FMR LLC Notes 7.49% due 06/15/2019*	400,000	406,342
FMR LLC Bonds 7.57% due 06/15/2029*	2,200,000	2,885,981
NFP Corp. Senior Notes 6.88% due 07/15/2025*	1,625,000	1,543,750
Raymond James Financial, Inc. Senior Notes 5.63% due 04/01/2024	2,150,000	2,327,424
Stifel Financial Corp. Senior Notes 3.50% due 12/01/2020	2,540,000	2,536,799
Stifel Financial Corp. Senior Notes 4.25% due 07/18/2024	865,000	877,863

		13,016,809

Linen Supply & Related Items — 0.2%
Cintas Corp. No. 2 Company Guar. Notes 3.70% due 04/01/2027	3,140,000	3,118,405

Machine Tools & Related Products — 0.0%
CFX Escrow Corp. Senior Notes 6.00% due 02/15/2024*	275,000	275,000

62

SunAmerica Series Trust SA Federated Corporate Bond Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Principal Amount	Value (Note 2)
U.S. CORPORATE BONDS & NOTES (continued)
Machine Tools & Related Products (continued)
CFX Escrow Corp. Senior Notes 6.38% due 02/15/2026*	$225,000	$225,000

		500,000

Machinery-Farming — 0.2%
CNH Industrial Capital LLC Company Guar. Notes 4.20% due 01/15/2024	2,155,000	2,150,528

Machinery-General Industrial — 0.4%
JPW Industries Holding Corp. Senior Sec. Notes 9.00% due 10/01/2024*	150,000	150,000
Roper Technologies, Inc. Senior Notes 3.80% due 12/15/2026	1,225,000	1,204,389
Roper Technologies, Inc. Senior Notes 3.85% due 12/15/2025	3,510,000	3,500,608
Roper Technologies, Inc. Senior Notes 4.20% due 09/15/2028	955,000	962,874
Stevens Holding Co, Inc. Company Guar. Notes 6.13% due 10/01/2026*	200,000	202,076

		6,019,947

Medical Information Systems — 0.1%
IQVIA, Inc. Company Guar. Notes 5.00% due 10/15/2026*	1,175,000	1,176,469

Medical Instruments — 0.1%
Teleflex, Inc. Company Guar. Notes 4.63% due 11/15/2027	125,000	121,875
Teleflex, Inc. Company Guar. Notes 4.88% due 06/01/2026	100,000	100,470
Teleflex, Inc. Company Guar. Notes 5.25% due 06/15/2024	900,000	906,750

		1,129,095

Medical Labs & Testing Services — 0.3%
Charles River Laboratories International, Inc. Company Guar. Notes 5.50% due 04/01/2026*	325,000	331,500
Eagle Holding Co. II LLC Senior Notes 7.63% due 05/15/2022*(1)	525,000	525,000
Envision Healthcare Corp. Company Guar. Notes 8.75% due 10/15/2026*	1,425,000	1,299,422
MEDNAX, Inc. Company Guar. Notes 6.25% due 01/15/2027*	900,000	906,750
West Street Merger Sub, Inc. Senior Notes 6.38% due 09/01/2025*	1,850,000	1,674,250

		4,736,922

Security Description	Principal Amount	Value (Note 2)
Medical Products — 1.2%
Abbott Laboratories Senior Notes 3.75% due 11/30/2026	$3,655,000	$3,730,536
Abbott Laboratories Senior Notes 4.90% due 11/30/2046	2,900,000	3,228,511
Becton Dickinson and Co. Senior Notes 3.70% due 06/06/2027	3,025,000	2,950,217
Becton Dickinson and Co. Senior Notes 3.73% due 12/15/2024	1,625,000	1,619,794
Becton Dickinson and Co. Senior Notes 4.69% due 12/15/2044	3,950,000	3,904,931
Zimmer Holdings, Inc. Senior Notes 3.55% due 04/01/2025	1,605,000	1,553,396

		16,987,385

Medical-Biomedical/Gene — 1.2%
Bio-Rad Laboratories, Inc. Senior Notes 4.88% due 12/15/2020	2,380,000	2,445,988
Celgene Corp. Senior Notes 3.88% due 08/15/2025	2,600,000	2,611,624
Celgene Corp. Senior Notes 3.90% due 02/20/2028	5,600,000	5,550,799
Celgene Corp. Senior Notes 5.00% due 08/15/2045	5,530,000	5,575,238
Sterigenics-Nordion Topco LLC Senior Notes 8.13% due 11/01/2021*(1)	1,225,000	1,221,938

		17,405,587

Medical-Drugs — 0.9%
AbbVie, Inc. Senior Notes 3.60% due 05/14/2025	4,705,000	4,639,247
Bausch Health Cos, Inc. Company Guar. Notes 9.25% due 04/01/2026*	675,000	725,625
Bayer US Finance II LLC Company Guar. Notes 3.88% due 12/15/2023*	2,150,000	2,147,108
Bayer US Finance II LLC Company Guar. Notes 4.25% due 12/15/2025*	910,000	906,060
Bayer US Finance II LLC Company Guar. Notes 4.88% due 06/25/2048*	1,000,000	947,976
Bayer US Finance LLC Company Guar. Notes 2.38% due 10/08/2019*	2,700,000	2,681,221
Bayer US Finance LLC Company Guar. Notes 3.38% due 10/08/2024*	720,000	690,573
Valeant Pharmaceuticals International Company Guar. Notes 8.50% due 01/31/2027*	275,000	287,375

		13,025,185

63

SunAmerica Series Trust SA Federated Corporate Bond Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Principal Amount	Value (Note 2)
U.S. CORPORATE BONDS & NOTES (continued)
Medical-HMO — 0.8%
Anthem, Inc. Senior Notes 5.85% due 01/15/2036	$760,000	$848,300
Centene Corp. Senior Notes 4.75% due 01/15/2025	500,000	506,875
Centene Corp. Senior Notes 5.38% due 06/01/2026*	600,000	619,500
MPH Acquisition Holdings LLC Company Guar. Notes 7.13% due 06/01/2024*	2,775,000	2,755,575
Polaris Intermediate Corp. Senior Notes 8.50% due 12/01/2022*(1)	1,150,000	1,112,625
UnitedHealth Group, Inc. Senior Notes 3.10% due 03/15/2026	3,000,000	2,952,539
UnitedHealth Group, Inc. Senior Notes 4.75% due 07/15/2045	1,545,000	1,715,969
WellCare Health Plans, Inc. Senior Notes 5.38% due 08/15/2026*	300,000	305,250

		10,816,633

Medical-Hospitals — 1.3%
Acadia Healthcare Co., Inc. Company Guar. Notes 5.63% due 02/15/2023	550,000	540,375
Acadia Healthcare Co., Inc. Company Guar. Notes 6.50% due 03/01/2024	1,375,000	1,354,375
CHS/Community Health Systems, Inc. Senior Sec. Notes 5.13% due 08/01/2021	125,000	120,156
CHS/Community Health Systems, Inc. Senior Sec. Notes 6.25% due 03/31/2023	875,000	835,625
CHS/Community Health Systems, Inc. Company Guar. Notes 6.88% due 02/01/2022	1,200,000	682,140
CHS/Community Health Systems, Inc. Senior Sec. Notes 8.63% due 01/15/2024*	225,000	231,750
HCA, Inc. Senior Sec. Notes 4.50% due 02/15/2027	150,000	151,125
HCA, Inc. Senior Sec. Notes 5.00% due 03/15/2024	2,200,000	2,289,100
HCA, Inc. Senior Sec. Notes 5.25% due 04/15/2025	750,000	794,025
HCA, Inc. Company Guar. Notes 5.38% due 02/01/2025	1,975,000	2,038,575
HCA, Inc. Company Guar. Notes 5.63% due 09/01/2028	950,000	982,357
HCA, Inc. Company Guar. Notes 5.88% due 02/15/2026	1,325,000	1,397,875

Security Description	Principal Amount	Value (Note 2)
Medical-Hospitals (continued)
HCA, Inc. Company Guar. Notes 5.88% due 02/01/2029	$800,000	$838,000
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc. Company Guar. Notes 9.75% due 12/01/2026*	1,225,000	1,222,305
Surgery Center Holdings, Inc. Company Guar. Notes 6.75% due 07/01/2025*	1,375,000	1,271,875
Surgery Center Holdings, Inc. Company Guar. Notes 8.88% due 04/15/2021*	75,000	76,500
Tenet Healthcare Corp. Senior Sec. Notes 4.38% due 10/01/2021	650,000	649,188
Tenet Healthcare Corp. Senior Sec. Notes 4.63% due 07/15/2024	375,000	367,305
Tenet Healthcare Corp. Sec. Notes 5.13% due 05/01/2025	925,000	903,799
Tenet Healthcare Corp. Senior Notes 6.75% due 06/15/2023	1,250,000	1,229,687
Tenet Healthcare Corp. Senior Notes 7.00% due 08/01/2025	600,000	580,500
Tenet Healthcare Corp. Sec. Notes 7.50% due 01/01/2022*	250,000	259,750
Tenet Healthcare Corp. Senior Notes 8.13% due 04/01/2022	100,000	104,625

		18,921,012

Medical-Outpatient/Home Medical — 0.1%
Air Medical Group Holdings, Inc. Senior Notes 6.38% due 05/15/2023*	1,925,000	1,665,125

Medical-Wholesale Drug Distribution — 0.1%
Vizient, Inc. Senior Notes 10.38% due 03/01/2024*	1,525,000	1,652,719

Metal Processors & Fabrication — 0.1%
Hillman Group, Inc. Company Guar. Notes 6.38% due 07/15/2022*	1,425,000	1,161,375

Metal Products-Distribution — 0.7%
Worthington Industries, Inc. Senior Notes 4.30% due 08/01/2032	1,805,000	1,684,525
Worthington Industries, Inc. Senior Notes 4.55% due 04/15/2026	3,083,000	3,058,257
Worthington Industries, Inc. Senior Notes 6.50% due 04/15/2020	4,550,000	4,691,055

		9,433,837

64

SunAmerica Series Trust SA Federated Corporate Bond Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Principal Amount	Value (Note 2)
U.S. CORPORATE BONDS & NOTES (continued)
Metal-Copper — 0.4%
Freeport-McMoRan Copper & Gold, Inc. Company Guar. Notes 3.88% due 03/15/2023	$1,550,000	$1,482,187
Freeport-McMoRan, Inc. Company Guar. Notes 5.40% due 11/14/2034	1,575,000	1,397,813
Southern Copper Corp. Senior Notes 3.50% due 11/08/2022	1,755,000	1,742,760
Southern Copper Corp. Senior Notes 6.75% due 04/16/2040	950,000	1,089,024

		5,711,784

Multimedia — 0.7%
21st Century Fox America, Inc. Company Guar. Notes 3.70% due 09/15/2024(3)	1,000,000	1,020,619
21st Century Fox America, Inc. Company Guar. Notes 5.40% due 10/01/2043(3)	1,000,000	1,167,327
21st Century Fox America, Inc. Company Guar. Notes 7.63% due 11/30/2028(3)	1,000,000	1,278,124
NBCUniversal Media LLC Company Guar. Notes 2.88% due 01/15/2023	2,710,000	2,691,983
NBCUniversal Media LLC Company Guar. Notes 5.15% due 04/30/2020	1,100,000	1,130,124
NBCUniversal Media LLC Company Guar. Notes 5.95% due 04/01/2041	2,000,000	2,374,687

		9,662,864

Music — 0.1%
EMI Music Publishing Group North America Holdings, Inc. Company Guar. Notes 7.63% due 06/15/2024*	900,000	954,612
WMG Acquisition Corp. Company Guar. Notes 5.50% due 04/15/2026*	150,000	148,125

		1,102,737

Office Automation & Equipment — 0.1%
CDW LLC/CDW Finance Corp. Company Guar. Notes 5.50% due 12/01/2024	1,200,000	1,241,400
Xerox Corp. Senior Notes 4.50% due 05/15/2021	825,000	826,031

		2,067,431

Oil Companies-Exploration & Production — 2.3%
Anadarko Petroleum Corp. Senior Notes 3.45% due 07/15/2024	4,600,000	4,445,504
Antero Resources Corp. Company Guar. Notes 5.00% due 03/01/2025	450,000	434,250

Security Description	Principal Amount	Value (Note 2)
Oil Companies-Exploration & Production (continued)
Antero Resources Corp. Company Guar. Notes 5.38% due 11/01/2021	$475,000	$477,399
Ascent Resources Utica Holdings LLC/ARU Finance Corp. Senior Notes 7.00% due 11/01/2026*	125,000	120,625
Ascent Resources Utica Holdings LLC/ARU Finance Corp. Senior Notes 10.00% due 04/01/2022*	425,000	454,219
Berry Petroleum Co. LLC Company Guar. Notes 7.00% due 02/15/2026*	575,000	557,750
Callon Petroleum Co. Company Guar. Notes 6.13% due 10/01/2024	940,000	942,350
Callon Petroleum Co. Company Guar. Notes 6.38% due 07/01/2026	275,000	275,688
Carrizo Oil & Gas, Inc. Company Guar. Notes 6.25% due 04/15/2023	425,000	419,687
Carrizo Oil & Gas, Inc. Company Guar. Notes 8.25% due 07/15/2025	550,000	566,500
Chesapeake Energy Corp. Company Guar. Notes 5.75% due 03/15/2023	375,000	352,500
Chesapeake Energy Corp. Company Guar. Notes 7.00% due 10/01/2024	725,000	707,781
Chesapeake Energy Corp. Company Guar. Notes 8.00% due 01/15/2025	250,000	251,560
Chesapeake Energy Corp. Company Guar. Notes 8.00% due 06/15/2027	900,000	861,750
Cimarex Energy Co. Senior Notes 3.90% due 05/15/2027	1,330,000	1,283,781
CrownRock LP/CrownRock Finance, Inc. Senior Notes 5.63% due 10/15/2025*	1,475,000	1,416,000
Diamondback Energy, Inc. Company Guar. Notes 5.38% due 05/31/2025	200,000	204,860
Endeavor Energy Resources LP/EER Finance, Inc. Senior Notes 5.50% due 01/30/2026*	75,000	78,188
Endeavor Energy Resources LP/EER Finance, Inc. Senior Notes 5.75% due 01/30/2028*	400,000	425,000
EP Energy LLC/Everest Acquisition Finance, Inc. Senior Sec. Notes 8.00% due 11/29/2024*	875,000	700,000
Gulfport Energy Corp. Company Guar. Notes 6.00% due 10/15/2024	550,000	517,000

65

SunAmerica Series Trust SA Federated Corporate Bond Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Principal Amount	Value (Note 2)
U.S. CORPORATE BONDS & NOTES (continued)
Oil Companies-Exploration & Production (continued)
Gulfport Energy Corp. Company Guar. Notes 6.38% due 05/15/2025	$450,000	$426,375
Gulfport Energy Corp. Company Guar. Notes 6.38% due 01/15/2026	250,000	232,500
Gulfport Energy Corp. Company Guar. Notes 6.63% due 05/01/2023	175,000	173,359
Hess Corp. Senior Notes 5.60% due 02/15/2041	2,000,000	1,916,326
Jagged Peak Energy LLC Company Guar. Notes 5.88% due 05/01/2026*	725,000	699,625
Laredo Petroleum, Inc. Company Guar. Notes 5.63% due 01/15/2022	450,000	434,250
Laredo Petroleum, Inc. Company Guar. Notes 6.25% due 03/15/2023	300,000	287,160
Marathon Oil Corp. Senior Notes 3.85% due 06/01/2025	4,250,000	4,175,318
Oasis Petroleum, Inc. Company Guar. Notes 6.25% due 05/01/2026*	625,000	592,969
Oasis Petroleum, Inc. Company Guar. Notes 6.88% due 03/15/2022	521,000	519,697
Parsley Energy LLC/Parsley Finance Corp. Company Guar. Notes 5.25% due 08/15/2025*	200,000	198,000
Parsley Energy LLC/Parsley Finance Corp. Company Guar. Notes 5.38% due 01/15/2025*	275,000	272,938
Parsley Energy LLC/Parsley Finance Corp. Company Guar. Notes 5.63% due 10/15/2027*	500,000	495,625
Parsley Energy LLC/Parsley Finance Corp. Company Guar. Notes 6.25% due 06/01/2024*	200,000	204,974
PDC Energy, Inc. Company Guar. Notes 5.75% due 05/15/2026	775,000	726,562
PDC Energy, Inc. Company Guar. Notes 6.13% due 09/15/2024	200,000	195,164
QEP Resources, Inc. Senior Notes 5.25% due 05/01/2023	550,000	532,158
QEP Resources, Inc. Senior Notes 5.63% due 03/01/2026	400,000	384,000
Range Resources Corp. Company Guar. Notes 4.88% due 05/15/2025	350,000	315,875

Security Description	Principal Amount	Value (Note 2)
Oil Companies-Exploration & Production (continued)
Range Resources Corp. Company Guar. Notes 5.00% due 03/15/2023	$700,000	$669,200
Range Resources Corp. Company Guar. Notes 5.75% due 06/01/2021	75,000	75,375
SM Energy Co. Senior Notes 5.63% due 06/01/2025	275,000	262,625
SM Energy Co. Senior Notes 6.63% due 01/15/2027	125,000	121,873
SM Energy Co. Senior Notes 6.75% due 09/15/2026	750,000	738,862
Southwestern Energy Co. Company Guar. Notes 7.75% due 10/01/2027	800,000	824,000
SRC Energy, Inc. Senior Notes 6.25% due 12/01/2025	925,000	820,937
Ultra Resources, Inc. Company Guar. Notes 6.88% due 04/15/2022*	175,000	70,000
Ultra Resources, Inc. Company Guar. Notes 7.13% due 04/15/2025*	700,000	203,000
Whiting Petroleum Corp. Company Guar. Notes 6.25% due 04/01/2023	825,000	814,687
Whiting Petroleum Corp. Company Guar. Notes 6.63% due 01/15/2026	500,000	490,000
WPX Energy, Inc. Senior Notes 5.25% due 09/15/2024	350,000	344,750
WPX Energy, Inc. Senior Notes 5.75% due 06/01/2026	125,000	124,375

		33,834,951

Oil Companies-Integrated — 0.4%
BP Capital Markets America, Inc. Company Guar. Notes 3.12% due 05/04/2026	2,810,000	2,734,664
BP Capital Markets America, Inc. Company Guar. Notes 4.74% due 03/11/2021	2,290,000	2,372,067
XTO Energy, Inc. Company Guar. Notes 6.38% due 06/15/2038	440,000	563,902
XTO Energy, Inc. Company Guar. Notes 6.75% due 08/01/2037	605,000	799,213

		6,469,846

Oil Refining & Marketing — 0.8%
CVR Refining LLC/Coffeyville Finance, Inc. Company Guar. Notes 6.50% due 11/01/2022	1,700,000	1,704,250
Marathon Petroleum Corp. Senior Notes 3.63% due 09/15/2024	1,850,000	1,824,568

66

SunAmerica Series Trust SA Federated Corporate Bond Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Principal Amount	Value (Note 2)
U.S. CORPORATE BONDS & NOTES (continued)
Oil Refining & Marketing (continued)
Marathon Petroleum Corp. Senior Notes 6.50% due 03/01/2041	$730,000	$810,339
Phillips 66 Company Guar. Notes 4.30% due 04/01/2022	2,490,000	2,580,553
Sunoco LP/Sunoco Finance Corp. Company Guar. Notes 4.88% due 01/15/2023	75,000	73,875
Sunoco LP/Sunoco Finance Corp. Company Guar. Notes 5.50% due 02/15/2026	475,000	469,058
Sunoco LP/Sunoco Finance Corp. Company Guar. Notes 5.88% due 03/15/2028	425,000	414,906
Valero Energy Corp. Senior Notes 4.90% due 03/15/2045	1,000,000	1,003,911
Valero Energy Corp. Company Guar. Notes 7.50% due 04/15/2032	1,540,000	1,920,918

		10,802,378

Oil-Field Services — 0.3%
Apergy Corp. Company Guar. Notes 6.38% due 05/01/2026	150,000	147,563
Nine Energy Service, Inc. Senior Notes 8.75% due 11/01/2023*	375,000	375,937
SESI LLC Company Guar. Notes 7.13% due 12/15/2021	800,000	710,000
SESI LLC Company Guar. Notes 7.75% due 09/15/2024	1,450,000	1,134,625
USA Compression Partners LP/USA Compression Finance Corp. Company Guar. Notes 6.88% due 04/01/2026	1,175,000	1,175,000
Weatherford International LLC Company Guar. Notes 6.80% due 06/15/2037	200,000	115,000

		3,658,125

Paper & Related Products — 0.4%
Clearwater Paper Corp. Company Guar. Notes 4.50% due 02/01/2023	525,000	486,938
Clearwater Paper Corp. Company Guar. Notes 5.38% due 02/01/2025*	1,150,000	1,069,500
International Paper Co. Senior Notes 4.40% due 08/15/2047	4,175,000	3,754,324
Pope & Talbot, Inc. Debentures 8.38% due 06/01/2013(2)(3)(4)(5)†	250,000	25

		5,310,787

Security Description	Principal Amount	Value (Note 2)
Pharmacy Services — 1.4%
Cigna Corp. Company Guar. Notes 3.75% due 07/15/2023*	$2,215,000	$2,244,643
Cigna Corp. Company Guar. Notes 4.38% due 10/15/2028*	2,215,000	2,274,422
Cigna Corp. Company Guar. Notes 4.90% due 12/15/2048*	2,215,000	2,262,141
CVS Health Corp. Senior Notes 2.80% due 07/20/2020	1,575,000	1,568,028
CVS Health Corp. Senior Notes 3.88% due 07/20/2025	4,025,000	4,038,631
CVS Health Corp. Senior Notes 4.78% due 03/25/2038	3,130,000	3,133,037
CVS Health Corp. Senior Notes 5.05% due 03/25/2048	2,740,000	2,812,738
CVS Health Corp. Senior Notes 5.13% due 07/20/2045	1,265,000	1,307,096
CVS Pass-Through Trust Pass-Through Certs. 5.30% due 01/11/2027*	362,239	372,892

		20,013,628

Pipelines — 4.0%
Andeavor Logistics LP/Tesoro Logistics Finance Corp. Company Guar. Notes 4.25% due 12/01/2027	850,000	826,773
Andeavor Logistics LP / Tesoro Logistics Finance Corp. Company Guar. Notes 6.25% due 10/15/2022	186,000	190,650
Andeavor Logistics LP / Tesoro Logistics Finance Corp. Company Guar. Notes 6.38% due 05/01/2024	350,000	364,000
Antero Midstream Partners LP/Antero Midstream Finance Corp. Company Guar. Notes 5.38% due 09/15/2024	1,125,000	1,102,500
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp. Company Guar. Notes 5.88% due 08/01/2023	375,000	367,969
Cheniere Corpus Christi Holdings LLC Senior Sec. Notes 5.13% due 06/30/2027	225,000	227,250
Cheniere Corpus Christi Holdings LLC Senior Sec. Notes 5.88% due 03/31/2025	950,000	1,000,787
Cheniere Corpus Christi Holdings LLC Senior Sec. Notes 7.00% due 06/30/2024	350,000	383,687
Cheniere Energy Partners LP Senior Sec. Notes 5.25% due 10/01/2025	1,575,000	1,582,859

67

SunAmerica Series Trust SA Federated Corporate Bond Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Principal Amount	Value (Note 2)
U.S. CORPORATE BONDS & NOTES (continued)
Pipelines (continued)
Cheniere Energy Partners LP Company Guar. Notes 5.63% due 10/01/2026*	$350,000	$350,826
CNX Midstream Partners LP/CNX Midstream Finance Corp. Senior Notes 6.50% due 03/15/2026*	1,275,000	1,254,281
Columbia Pipeline Group, Inc. Company Guar. Notes 4.50% due 06/01/2025	2,065,000	2,105,554
Columbia Pipeline Group, Inc. Company Guar. Notes 5.80% due 06/01/2045	1,260,000	1,368,021
Energy Transfer Equity LP Senior Sec. Notes 5.88% due 01/15/2024	700,000	743,750
Energy Transfer Partners LP Company Guar. Notes 4.90% due 02/01/2024	4,250,000	4,396,804
Energy Transfer Partners LP Company Guar. Notes 5.15% due 03/15/2045	3,013,000	2,737,829
Enterprise Products Operating LLC Company Guar. Notes 3.75% due 02/15/2025	3,300,000	3,340,363
Florida Gas Transmission Co. LLC Senior Notes 5.45% due 07/15/2020*	700,000	719,385
Holly Energy Partners LP/Holly Energy Finance Corp. Company Guar. Notes 6.00% due 08/01/2024*	1,400,000	1,410,500
Kinder Morgan Energy Partners LP Company Guar. Notes 3.95% due 09/01/2022	4,600,000	4,661,762
Kinder Morgan Energy Partners LP Company Guar. Notes 5.80% due 03/15/2035	2,540,000	2,672,671
Kinder Morgan Energy Partners LP Company Guar. Notes 6.38% due 03/01/2041	570,000	630,004
Kinder Morgan Energy Partners LP Company Guar. Notes 6.55% due 09/15/2040	2,960,000	3,327,691
MPLX LP Senior Notes 4.50% due 04/15/2038	3,150,000	2,891,549
MPLX LP Senior Notes 5.20% due 03/01/2047	2,250,000	2,203,385
NuStar Logistics LP Company Guar. Notes 5.63% due 04/28/2027	1,450,000	1,406,500
Southeast Supply Header LLC Senior Notes 4.25% due 06/15/2024*	2,370,000	2,380,762
Summit Midstream Holdings LLC/Summit Midstream Finance Corp. Company Guar. Notes 5.50% due 08/15/2022	1,675,000	1,616,375

Security Description	Principal Amount	Value (Note 2)
Pipelines (continued)
Summit Midstream Holdings LLC/Summit Midstream Finance Corp. Company Guar. Notes 5.75% due 04/15/2025	$850,000	$796,875
Targa Resources Partners LP/Targa Resources Partners Finance Corp. Company Guar. Notes 5.00% due 01/15/2028	725,000	681,047
Targa Resources Partners LP/Targa Resources Partners Finance Corp. Company Guar. Notes 5.13% due 02/01/2025	250,000	245,625
Targa Resources Partners LP/Targa Resources Partners Finance Corp. Company Guar. Notes 5.25% due 05/01/2023	150,000	150,187
Targa Resources Partners LP/Targa Resources Partners Finance Corp. Company Guar. Notes 5.38% due 02/01/2027	625,000	603,125
Targa Resources Partners LP/Targa Resources Partners Finance Corp. Company Guar. Notes 5.88% due 04/15/2026*	725,000	731,344
Targa Resources Partners LP/Targa Resources Partners Finance Corp. Company Guar. Notes 6.50% due 07/15/2027*	75,000	77,343
TC PipeLines LP Senior Notes 3.90% due 05/25/2027	1,270,000	1,219,687
Texas Eastern Transmission LP Senior Notes 2.80% due 10/15/2022*	1,510,000	1,461,410
TransMontaigne Partners LP/TLP Finance Corp. Company Guar. Notes 6.13% due 02/15/2026	475,000	433,437
Williams Partners LP Senior Notes 4.90% due 01/15/2045	2,960,000	2,891,825
Williams Partners LP Senior Notes 5.25% due 03/15/2020	2,720,000	2,784,227

		58,340,619

Precious Metals — 0.1%
Coeur Mining, Inc. Company Guar. Notes 5.88% due 06/01/2024	1,000,000	923,650

Professional Sports — 0.1%
Football Trust V Pass-Through Certs. 5.35% due 10/05/2020*	1,580,838	1,633,297

Quarrying — 0.1%
Compass Minerals International, Inc. Company Guar. Notes 4.88% due 07/15/2024*	1,125,000	1,046,250

Racetracks — 0.0%
Penn National Gaming, Inc. Senior Notes 5.63% due 01/15/2027*	500,000	470,000

68

SunAmerica Series Trust SA Federated Corporate Bond Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Principal Amount	Value (Note 2)
U.S. CORPORATE BONDS & NOTES (continued)
Radio — 0.4%
CBS Radio, Inc. Company Guar. Notes 7.25% due 11/01/2024*	$1,025,000	$966,063
Radio One, Inc. Senior Sec. Notes 7.38% due 04/15/2022*	775,000	744,000
Sirius XM Radio, Inc. Company Guar. Notes 5.38% due 04/15/2025*	1,300,000	1,316,250
Sirius XM Radio, Inc. Company Guar. Notes 5.38% due 07/15/2026*	925,000	916,906
Sirius XM Radio, Inc. Company Guar. Notes 6.00% due 07/15/2024*	1,200,000	1,246,500

		5,189,719

Real Estate Investment Trusts — 3.6%
Alexandria Real Estate Equities, Inc. Company Guar. Notes 3.90% due 06/15/2023	2,100,000	2,120,251
Alexandria Real Estate Equities, Inc. Company Guar. Notes 3.95% due 01/15/2028	2,110,000	2,050,167
American Tower Corp. Senior Notes 3.45% due 09/15/2021	3,100,000	3,107,385
American Tower Corp. Senior Notes 5.00% due 02/15/2024	2,400,000	2,533,778
AvalonBay Communities, Inc. Senior Notes 3.35% due 05/15/2027	2,745,000	2,683,784
Boston Properties LP Senior Notes 3.80% due 02/01/2024	1,400,000	1,403,377
Crown Castle International Corp. Senior Notes 2.25% due 09/01/2021	410,000	398,382
Crown Castle International Corp. Senior Bonds 3.80% due 02/15/2028	3,560,000	3,472,606
Health Care REIT, Inc. Senior Notes 4.00% due 06/01/2025	2,600,000	2,603,205
Health Care REIT, Inc. Senior Notes 4.13% due 04/01/2019	200,000	200,154
Health Care REIT, Inc. Senior Notes 6.13% due 04/15/2020	1,750,000	1,802,972
Healthcare Trust of America Holdings LP Company Guar. Notes 3.70% due 04/15/2023	2,300,000	2,285,419
Host Hotels & Resorts LP Senior Notes 4.00% due 06/15/2025	2,815,000	2,753,764
Kimco Realty Corp. Senior Notes 3.40% due 11/01/2022	490,000	484,229

Security Description	Principal Amount	Value (Note 2)
Real Estate Investment Trusts (continued)
Kimco Realty Corp. Senior Notes 3.80% due 04/01/2027	$1,730,000	$1,693,013
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc. Company Guar. Notes 5.63% due 05/01/2024	275,000	282,563
Mid-America Apartments LP Senior Notes 3.75% due 06/15/2024	3,200,000	3,180,903
Physicians Realty LP Company Guar. Notes 4.30% due 03/15/2027	1,590,000	1,532,802
Plum Creek Timberlands LP Senior Notes 3.25% due 03/15/2023	1,370,000	1,346,905
Regency Centers Corp. Company Guar. Notes 3.75% due 11/15/2022	3,900,000	3,900,274
Regency Centers LP Company Guar. Notes 4.80% due 04/15/2021	1,200,000	1,228,229
Tanger Properties LP Senior Notes 3.13% due 09/01/2026	2,600,000	2,366,578
Tanger Properties LP Senior Notes 3.75% due 12/01/2024	1,000,000	976,674
Tanger Properties LP Senior Notes 3.88% due 12/01/2023	2,100,000	2,085,411
UDR, Inc. Company Guar. Notes 2.95% due 09/01/2026	2,180,000	2,022,614
UDR, Inc. Company Guar. Notes 3.75% due 07/01/2024	500,000	496,968
UDR, Inc. Company Guar. Notes 4.63% due 01/10/2022	710,000	731,423
WP Carey, Inc. Senior Notes 4.60% due 04/01/2024	1,890,000	1,933,425

		51,677,255

Rental Auto/Equipment — 0.5%
ERAC USA Finance LLC Company Guar. Notes 4.50% due 02/15/2045*	750,000	705,813
ERAC USA Finance LLC Company Guar. Notes 5.63% due 03/15/2042*	4,090,000	4,413,942
United Rentals North America, Inc. Company Guar. Notes 4.88% due 01/15/2028	1,075,000	1,019,906
United Rentals North America, Inc. Company Guar. Notes 5.50% due 07/15/2025	400,000	405,000
United Rentals North America, Inc. Company Guar. Notes 5.50% due 05/15/2027	425,000	418,752

69

SunAmerica Series Trust SA Federated Corporate Bond Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Principal Amount	Value (Note 2)
U.S. CORPORATE BONDS & NOTES (continued)
Rental Auto/Equipment (continued)
United Rentals North America, Inc. Company Guar. Notes 5.88% due 09/15/2026	$400,000	$406,000
United Rentals North America, Inc. Company Guar. Notes 6.50% due 12/15/2026	275,000	285,313

		7,654,726

Research & Development — 0.2%
Jaguar Holding Co. II/Pharmaceutical Product Development LLC Company Guar. Notes 6.38% due 08/01/2023*	3,475,000	3,457,625

Resorts/Theme Parks — 0.1%
Six Flags Entertainment Corp. Company Guar. Notes 4.88% due 07/31/2024*	400,000	396,000
Six Flags Entertainment Corp. Company Guar. Notes 5.50% due 04/15/2027*	1,725,000	1,712,062

		2,108,062

Retail-Auto Parts — 0.6%
Advance Auto Parts, Inc. Company Guar. Notes 4.50% due 01/15/2022	840,000	854,529
Advance Auto Parts, Inc. Company Guar. Notes 4.50% due 12/01/2023	3,750,000	3,841,736
AutoZone, Inc. Senior Notes 3.13% due 04/21/2026	975,000	919,880
AutoZone, Inc. Senior Notes 3.75% due 06/01/2027	2,870,000	2,825,011

		8,441,156

Retail-Building Products — 0.4%
Beacon Roofing Supply, Inc. Company Guar. Notes 4.88% due 11/01/2025*	250,000	232,813
Home Depot, Inc. Senior Notes 2.80% due 09/14/2027	3,600,000	3,470,828
Home Depot, Inc. Senior Bonds 5.95% due 04/01/2041	1,510,000	1,875,037

		5,578,678

Retail-Discount — 0.1%
Dollar Tree, Inc. Senior Notes 3.70% due 05/15/2023	1,630,000	1,610,720

Retail-Drug Store — 0.1%
Rite Aid Corp. Company Guar. Notes 6.13% due 04/01/2023*	925,000	780,469

Retail-Leisure Products — 0.1%
Party City Holdings, Inc. Company Guar. Notes 6.13% due 08/15/2023*	1,325,000	1,341,563

Security Description	Principal Amount	Value (Note 2)
Retail-Leisure Products (continued)
Party City Holdings, Inc. Company Guar. Notes 6.63% due 08/01/2026*	$600,000	$583,500

		1,925,063

Retail-Perfume & Cosmetics — 0.1%
Sally Holdings LLC/Sally Capital, Inc. Company Guar. Notes 5.63% due 12/01/2025	1,225,000	1,193,763

Retail-Pet Food & Supplies — 0.0%
PetSmart, Inc. Company Guar. Notes 7.13% due 03/15/2023*	800,000	502,000

Retail-Propane Distribution — 0.3%
Ferrellgas LP/Ferrellgas Finance Corp. Senior Notes 6.50% due 05/01/2021	1,250,000	1,093,750
Ferrellgas LP/Ferrellgas Finance Corp. Senior Notes 6.75% due 01/15/2022	950,000	831,844
Suburban Propane Partners LP/Suburban Energy Finance Corp. Senior Notes 5.50% due 06/01/2024	800,000	786,000
Suburban Propane Partners LP/Suburban Energy Finance Corp. Senior Notes 5.75% due 03/01/2025	250,000	240,000
Suburban Propane Partners LP/Suburban Energy Finance Corp. Senior Notes 5.88% due 03/01/2027	1,150,000	1,086,750

		4,038,344

Retail-Restaurants — 0.1%
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC Company Guar. Notes 4.75% due 06/01/2027*	700,000	678,125
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC Company Guar. Notes 5.00% due 06/01/2024*	100,000	100,250
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC Company Guar. Notes 5.25% due 06/01/2026*	450,000	455,625

		1,234,000

Rubber-Tires — 0.1%
Goodyear Tire & Rubber Co. Company Guar. Notes 4.88% due 03/15/2027	425,000	380,906
Goodyear Tire & Rubber Co. Company Guar. Notes 5.00% due 05/31/2026	625,000	574,063

		954,969

Rubber/Plastic Products — 0.1%
Gates Global LLC/Gates Global Co. Company Guar. Notes 6.00% due 07/15/2022*	1,483,000	1,490,860

70

SunAmerica Series Trust SA Federated Corporate Bond Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Principal Amount	Value (Note 2)
U.S. CORPORATE BONDS & NOTES (continued)
Semiconductor Components-Integrated Circuits — 0.1%
QUALCOMM, Inc. Senior Notes 2.60% due 01/30/2023	$1,940,000	$1,891,939

Semiconductor Equipment — 0.0%
Entegris, Inc. Company Guar. Notes 4.63% due 02/10/2026*	400,000	388,000

Shipbuilding — 0.2%
Huntington Ingalls Industries, Inc. Company Guar. Notes 3.48% due 12/01/2027	2,470,000	2,371,694

Soap & Cleaning Preparation — 0.1%
Church & Dwight Co., Inc. Senior Notes 3.15% due 08/01/2027	1,350,000	1,279,325

Software Tools — 0.1%
JDA Escrow LLC/JDA Bond Finance, Inc. Senior Sec. Notes 7.38% due 10/15/2024*	1,625,000	1,653,438

Specified Purpose Acquisitions — 0.1%
Trident Merger Sub, Inc. Senior Notes 6.63% due 11/01/2025*	1,025,000	953,250

Steel Pipe & Tube — 0.3%
Valmont Industries, Inc. Company Guar. Notes 5.00% due 10/01/2044	500,000	438,874
Valmont Industries, Inc. Company Guar. Notes 5.25% due 10/01/2054	4,815,000	4,323,326

		4,762,200

Steel-Producers — 0.9%
Carpenter Technology Corp. Senior Notes 4.45% due 03/01/2023	2,920,000	2,870,246
Carpenter Technology Corp. Senior Notes 5.20% due 07/15/2021	2,600,000	2,620,715
Reliance Steel & Aluminum Co. Senior Notes 4.50% due 04/15/2023	6,770,000	6,856,801
Steel Dynamics, Inc. Company Guar. Notes 5.50% due 10/01/2024	575,000	593,572

		12,941,334

Telecommunication Equipment — 0.1%
Anixter, Inc. Company Guar. Notes 6.00% due 12/01/2025*	775,000	794,375
CommScope Technologies LLC Company Guar. Notes 6.00% due 06/15/2025*	1,175,000	1,107,438

		1,901,813

Security Description	Principal Amount	Value (Note 2)
Telephone-Integrated — 2.5%
AT&T, Inc. Senior Notes 2.45% due 06/30/2020	$4,000,000	$3,973,714
AT&T, Inc. Senior Notes 3.40% due 05/15/2025	5,100,000	4,988,966
AT&T, Inc. Senior Notes 4.25% due 03/01/2027	3,475,000	3,517,002
AT&T, Inc. Senior Notes 4.80% due 06/15/2044	3,485,000	3,267,595
AT&T, Inc. Senior Notes 5.15% due 03/15/2042	1,500,000	1,473,168
AT&T, Inc. Senior Notes 5.30% due 08/15/2058	2,750,000	2,616,714
AT&T, Inc. Senior Notes 6.38% due 03/01/2041	3,500,000	3,940,286
Sprint Capital Corp. Company Guar. Notes 6.88% due 11/15/2028	1,025,000	1,017,313
Verizon Communications, Inc. Senior Notes 4.13% due 08/15/2046	8,545,000	7,888,081
Verizon Communications, Inc. Senior Notes 4.50% due 08/10/2033	3,000,000	3,049,898

		35,732,737

Television — 0.8%
AMC Networks, Inc. Company Guar. Notes 4.75% due 08/01/2025	825,000	797,156
AMC Networks, Inc. Company Guar. Notes 5.00% due 04/01/2024	1,075,000	1,066,938
CBS Corp. Company Guar. Notes 4.90% due 08/15/2044	2,550,000	2,408,762
Gray Television, Inc. Company Guar. Notes 5.13% due 10/15/2024*	275,000	267,266
Gray Television, Inc. Company Guar. Notes 5.88% due 07/15/2026*	1,275,000	1,252,687
Gray Television, Inc. Senior Notes 7.00% due 05/15/2027*	325,000	336,505
Sinclair Television Group, Inc. Company Guar. Notes 5.13% due 02/15/2027*	250,000	227,500
Sinclair Television Group, Inc. Company Guar. Notes 5.63% due 08/01/2024*	950,000	920,075
Sinclair Television Group, Inc. Company Guar. Notes 5.88% due 03/15/2026*	1,350,000	1,296,000
TEGNA, Inc. Company Guar. Notes 5.50% due 09/15/2024*	350,000	344,680

71

SunAmerica Series Trust SA Federated Corporate Bond Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Principal Amount	Value (Note 2)
U.S. CORPORATE BONDS & NOTES (continued)
Television (continued)
TEGNA, Inc. Company Guar. Notes 6.38% due 10/15/2023	$675,000	$685,125
Tribune Media Co. Company Guar. Notes 5.88% due 07/15/2022	1,650,000	1,678,875

		11,281,569

Tobacco — 0.6%
Altria Group, Inc. Company Guar. Notes 9.25% due 08/06/2019	226,000	233,122
BAT Capital Corp. Company Guar. Notes 3.56% due 08/15/2027	4,270,000	3,906,744
BAT Capital Corp. Company Guar. Notes 4.54% due 08/15/2047	5,625,000	4,619,930

		8,759,796

Transactional Software — 0.1%
Solera LLC Senior Notes 10.50% due 03/01/2024*	700,000	759,486

Transport-Rail — 0.7%
Burlington Northern and Santa Fe Railway Co. Pass-Through Certs. Series 1992-2 7.57% due 01/02/2021	20,993	21,939
Burlington Northern Santa Fe LLC Senior Notes 3.00% due 04/01/2025	3,000,000	2,969,379
Burlington Northern Santa Fe LLC Senior Notes 5.75% due 05/01/2040	2,200,000	2,650,984
Kansas City Southern Company Guar. Notes 3.00% due 05/15/2023	1,935,000	1,896,719
Kansas City Southern Company Guar. Notes 4.70% due 05/01/2048	2,710,000	2,676,193

		10,215,214

Transport-Services — 0.4%
Ryder System, Inc. Senior Notes 2.55% due 06/01/2019	2,000,000	1,996,916
Ryder System, Inc. Senior Notes 3.88% due 12/01/2023	3,300,000	3,311,214

		5,308,130

Travel Services — 0.0%
Sabre GLBL, Inc. Senior Sec. Notes 5.38% due 04/15/2023*	300,000	303,750

Trucking/Leasing — 0.4%
Penske Truck Leasing Co. LP/PTL Finance Corp. Senior Notes 2.50% due 06/15/2019*	2,400,000	2,395,236

Security Description	Principal Amount	Value (Note 2)
Trucking/Leasing (continued)
Penske Truck Leasing Co. LP/PTL Finance Corp. Senior Notes 3.40% due 11/15/2026*	$3,300,000	$3,073,464

		5,468,700

Vitamins & Nutrition Products — 0.3%
Mead Johnson Nutrition Co. Company Guar. Notes 3.00% due 11/15/2020	2,550,000	2,548,881
Mead Johnson Nutrition Co. Company Guar. Notes 4.13% due 11/15/2025	1,270,000	1,322,453

		3,871,334

Web Hosting/Design — 0.0%
VeriSign, Inc. Senior Notes 4.75% due 07/15/2027	425,000	423,300

Total U.S. Corporate Bonds & Notes (cost $1,202,553,186)		1,195,225,399

FOREIGN CORPORATE BONDS & NOTES — 14.4%
Advertising Services — 0.3%
WPP Finance 2010 Company Guar. Notes 5.13% due 09/07/2042	2,460,000	2,172,274
WPP Finance 2010 Company Guar. Notes 5.63% due 11/15/2043	1,700,000	1,583,989

		3,756,263

Aerospace/Defense — 0.5%
Embraer Netherlands Finance BV Company Guar. Notes 5.05% due 06/15/2025	3,135,000	3,254,161
Embraer Overseas, Ltd. Company Guar. Notes 5.70% due 09/16/2023*	3,804,000	4,013,220

		7,267,381

Aerospace/Defense-Equipment — 0.0%
TransDigm UK Holdings PLC Company Guar. Notes 6.88% due 05/15/2026*	200,000	194,000

Auto/Truck Parts & Equipment-Original — 0.3%
Adient Global Holdings, Ltd. Company Guar. Notes 4.88% due 08/15/2026*	1,600,000	1,200,000
Dana Financing Luxembourg SARL Company Guar. Notes 5.75% due 04/15/2025*	300,000	293,250
Dana Financing Luxembourg SARL Company Guar. Notes 6.50% due 06/01/2026*	1,450,000	1,457,250
IHO Verwaltungs GmbH Senior Sec. Notes 4.50% due 09/15/2023*(1)	250,000	238,125
IHO Verwaltungs GmbH Senior Sec. Notes 4.75% due 09/15/2026*(1)	1,875,000	1,696,875

		4,885,500

72

SunAmerica Series Trust SA Federated Corporate Bond Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Principal Amount	Value (Note 2)
FOREIGN CORPORATE BONDS & NOTES (continued)
Beverages-Wine/Spirits — 0.1%
Bacardi, Ltd. Company Guar. Notes 2.75% due 07/15/2026*	$1,340,000	$1,152,588

Brewery — 0.2%
Heineken NV Senior Notes 3.50% due 01/29/2028*	3,015,000	2,930,091

Broadcast Services/Program — 0.6%
Grupo Televisa SAB Senior Notes 5.00% due 05/13/2045	835,000	761,964
Grupo Televisa SAB Senior Notes 6.63% due 03/18/2025	7,015,000	7,774,960

		8,536,924

Building Products-Doors & Windows — 0.0%
Masonite International Corp. Company Guar. Notes 5.63% due 03/15/2023*	520,000	525,356
Masonite International Corp. Company Guar. Notes 5.75% due 09/15/2026*	175,000	170,188

		695,544

Cable/Satellite TV — 1.3%
Altice France SA Senior Sec. Notes 8.13% due 02/01/2027*	200,000	196,480
Altice Luxembourg SA Company Guar. Notes 7.63% due 02/15/2025*	2,075,000	1,763,750
Numericable-SFR SA Senior Sec. Notes 6.25% due 05/15/2024*	375,000	367,613
Numericable-SFR SA Senior Sec. Notes 7.38% due 05/01/2026*	2,875,000	2,770,752
Sky, Ltd. Company Guar. Notes 3.75% due 09/16/2024*	4,875,000	4,972,144
Telenet Finance Luxembourg Notes SARL Senior Sec. Notes 5.50% due 03/01/2028*	2,150,000	2,031,750
Unitymedia GmbH Sec. Notes 6.13% due 01/15/2025*	1,625,000	1,677,812
Virgin Media Finance PLC Company Guar. Notes 5.75% due 01/15/2025*	600,000	591,228
Virgin Media Finance PLC Company Guar. Notes 6.00% due 10/15/2024*	350,000	354,480
Virgin Media Secured Finance PLC Senior Sec. Notes 5.25% due 01/15/2026*	1,425,000	1,403,625
Virgin Media Secured Finance PLC Senior Sec. Notes 5.50% due 08/15/2026*	400,000	393,000

Security Description	Principal Amount	Value (Note 2)
Cable/Satellite TV (continued)
Ziggo Bond Finance BV Senior Notes 5.88% due 01/15/2025*	$450,000	$421,875
Ziggo Bond Finance BV Senior Notes 6.00% due 01/15/2027*	725,000	667,906
Ziggo Secured Finance BV Senior Sec. Notes 5.50% due 01/15/2027*	1,150,000	1,086,750

		18,699,165

Cellular Telecom — 0.1%
Vodafone Group PLC Senior Notes 4.13% due 05/30/2025	1,475,000	1,478,130

Chemicals-Specialty — 0.2%
Alpha 2 BV Senior Notes 8.75% due 06/01/2023*(1)	350,000	338,625
Alpha 3 BV/Alpha US Bidco, Inc. Company Guar. Notes 6.25% due 02/01/2025*	1,575,000	1,489,005
Starfruit Finco BV/Starfruit US Holdco LLC Senior Notes 8.00% due 10/01/2026*	1,200,000	1,197,000

		3,024,630

Commercial Services — 0.0%
Nielsen Co. Luxembourg SARL Company Guar. Notes 5.00% due 02/01/2025*	350,000	347,375

Containers-Metal/Glass — 0.3%
ARD Finance SA Senior Sec. Notes 7.13% due 09/15/2023(1)	1,775,000	1,712,875
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. Company Guar. Notes 6.00% due 02/15/2025*	575,000	559,187
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. Company Guar. Notes 7.25% due 05/15/2024*	1,700,000	1,757,375

		4,029,437

Cruise Lines — 0.1%
VOC Escrow, Ltd. Senior Sec. Notes 5.00% due 02/15/2028*	750,000	731,175

Diversified Banking Institutions — 0.2%
Macquarie Group, Ltd. Senior Notes 6.00% due 01/14/2020*	3,500,000	3,594,663

Diversified Financial Services — 0.8%
GE Capital International Funding Co. ULC Company Guar. Notes 3.37% due 11/15/2025	6,653,000	6,340,767
GE Capital International Funding Co. ULC Company Guar. Notes 4.42% due 11/15/2035	5,500,000	4,909,226

		11,249,993

73

SunAmerica Series Trust SA Federated Corporate Bond Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Principal Amount	Value (Note 2)
FOREIGN CORPORATE BONDS & NOTES (continued)
Diversified Minerals — 0.1%
Teck Resources, Ltd. Company Guar. Notes 5.20% due 03/01/2042	$175,000	$159,688
Teck Resources, Ltd. Company Guar. Notes 6.00% due 08/15/2040	425,000	426,062
Teck Resources, Ltd. Senior Notes 6.13% due 10/01/2035	875,000	914,375
Teck Resources, Ltd. Company Guar. Notes 8.50% due 06/01/2024*	200,000	215,498

		1,715,623

E-Commerce/Products — 0.3%
Alibaba Group Holding, Ltd. Senior Notes 3.40% due 12/06/2027	3,000,000	2,864,832
Alibaba Group Holding, Ltd. Senior Notes 3.60% due 11/28/2024	1,620,000	1,631,343

		4,496,175

Electric-Distribution — 0.1%
PPL WEM Holdings, Ltd. Senior Notes 5.38% due 05/01/2021*	1,100,000	1,132,577

Electric-Integrated — 0.6%
EDP Finance BV Senior Notes 3.63% due 07/15/2024*	2,550,000	2,437,293
Enel Finance International NV Company Guar. Notes 4.88% due 06/14/2029*	980,000	960,361
Fortis, Inc. Senior Notes 2.10% due 10/04/2021(3)	1,810,000	1,743,443
Fortis, Inc. Senior Notes 3.06% due 10/04/2026	3,220,000	2,997,310

		8,138,407

Electronic Components-Misc. — 0.1%
Flex, Ltd. Senior Notes 4.75% due 06/15/2025	1,935,000	1,976,890
Sensata Technologies BV Company Guar. Notes 5.63% due 11/01/2024*	150,000	155,625

		2,132,515

Electronic Components-Semiconductors — 0.0%
Sensata Technologies UK Financing Co. PLC Company Guar. Notes 6.25% due 02/15/2026*	350,000	363,125

Finance-Leasing Companies — 0.1%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust Company Guar. Notes 3.50% due 05/26/2022	1,430,000	1,399,756

Security Description	Principal Amount	Value (Note 2)
Food-Baking — 0.3%
Grupo Bimbo SAB de CV Company Guar. Notes 4.50% due 01/25/2022*	$1,230,000	$1,258,593
Grupo Bimbo SAB de CV Company Guar. Notes 4.88% due 06/27/2044*	2,736,000	2,592,940

		3,851,533

Food-Confectionery — 0.2%
Mondelez International Holdings Netherlands BV Company Guar. Notes 2.00% due 10/28/2021*	3,070,000	2,970,980

Food-Dairy Products — 0.2%
Danone SA Senior Notes 2.95% due 11/02/2026*	2,980,000	2,794,861

Food-Misc./Diversified — 0.4%
Kerry Group Financial Services Company Guar. Notes 3.20% due 04/09/2023*	6,150,000	6,002,731

Gambling (Non-Hotel) — 0.1%
Stars Group Holdings BV/Stars Group US Co-Borrower LLC Company Guar. Notes 7.00% due 07/15/2026*	1,500,000	1,522,950

Gold Mining — 0.2%
AngloGold Holdings PLC Company Guar. Notes 5.13% due 08/01/2022	620,000	632,400
AngloGold Holdings PLC Company Guar. Notes 6.50% due 04/15/2040	750,000	733,125
Newcrest Finance Pty, Ltd. Company Guar. Notes 4.20% due 10/01/2022*	2,300,000	2,318,498

		3,684,023

Hazardous Waste Disposal — 0.1%
Tervita Escrow Corp. Sec. Notes 7.63% due 12/01/2021*	1,225,000	1,203,563

Insurance Brokers — 0.1%
Ardonagh Midco 3 PLC Senior Sec. Notes 8.63% due 07/15/2023*	200,000	169,700
KIRS Midco 3 PLC Senior Sec. Notes 8.63% due 07/15/2023*	1,150,000	994,750

		1,164,450

Investment Management/Advisor Services — 0.1%
Invesco Finance PLC Company Guar. Notes 3.75% due 01/15/2026	800,000	786,269

Machinery-Farming — 0.2%
CNH Industrial NV Senior Notes 3.85% due 11/15/2027	2,730,000	2,531,880

74

SunAmerica Series Trust SA Federated Corporate Bond Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Principal Amount	Value (Note 2)
FOREIGN CORPORATE BONDS & NOTES (continued)
Machinery-Pumps — 0.1%
Titan Acquisition, Ltd./Titan Co-Borrower LLC Senior Notes 7.75% due 04/15/2026*	$975,000	$853,125

Medical Products — 0.2%
Mallinckrodt International Finance SA/Mallinckrodt CB LLC Company Guar. Notes 5.50% due 04/15/2025*	2,000,000	1,550,000
Mallinckrodt International Finance SA/Mallinckrodt CB LLC Company Guar. Notes 5.63% due 10/15/2023*	1,350,000	1,139,063

		2,689,063

Medical-Drugs — 1.6%
AstraZeneca PLC Senior Notes 2.38% due 06/12/2022	3,085,000	2,998,296
AstraZeneca PLC Senior Notes 3.13% due 06/12/2027	3,085,000	2,927,351
Bausch Health Cos., Inc. Senior Sec. Notes 5.50% due 11/01/2025*	375,000	372,656
Bausch Health Cos., Inc. Company Guar. Notes 5.88% due 05/15/2023*	1,300,000	1,272,375
Bausch Health Cos., Inc. Company Guar. Notes 6.13% due 04/15/2025*	3,025,000	2,858,625
Bausch Health Cos., Inc. Senior Sec. Notes 7.00% due 03/15/2024*	450,000	472,770
Bausch Health Cos., Inc. Company Guar. Notes 9.00% due 12/15/2025*	750,000	799,688
Endo, Ltd./Endo Finance LLC/Endo Finco, Inc. Company Guar. Notes 6.00% due 07/15/2023*	1,100,000	898,832
Endo, Ltd./Endo Finance LLC/Endo Finco, Inc. Company Guar. Notes 6.00% due 02/01/2025*	1,525,000	1,178,062
Shire Acquisitions Investments Ireland DAC Company Guar. Notes 2.40% due 09/23/2021	3,215,000	3,128,990
Teva Pharmaceutical Finance Netherlands III BV Company Guar. Notes 3.15% due 10/01/2026	3,100,000	2,573,935
Teva Pharmaceutical Finance Netherlands III BV Company Guar. Notes 4.10% due 10/01/2046	3,225,000	2,368,040
Valeant Pharmaceuticals International, Inc. Company Guar. Notes 5.50% due 03/01/2023*	750,000	727,500

		22,577,120

Security Description	Principal Amount	Value (Note 2)
Medical-Generic Drugs — 0.1%
Actavis Funding SCS Company Guar. Notes 3.80% due 03/15/2025	$890,000	$886,901
Allergan Funding SCS Company Guar. Notes 3.45% due 03/15/2022	955,000	952,899

		1,839,800

Metal-Copper — 0.1%
Hudbay Minerals, Inc. Company Guar. Notes 7.25% due 01/15/2023*	300,000	309,000
HudBay Minerals, Inc. Company Guar. Notes 7.63% due 01/15/2025*	825,000	847,688

		1,156,688

Oil & Gas Drilling — 0.1%
Precision Drilling Corp. Company Guar. Notes 7.13% due 01/15/2026*	375,000	343,125
Precision Drilling Corp. Company Guar. Notes 7.75% due 12/15/2023	800,000	764,000
Shelf Drilling Holdings, Ltd. Company Guar. Notes 8.25% due 02/15/2025*	850,000	771,375

		1,878,500

Oil Companies-Exploration & Production — 0.6%
Canadian Natural Resources, Ltd. Senior Notes 3.80% due 04/15/2024	2,125,000	2,135,013
Canadian Natural Resources, Ltd. Senior Notes 5.85% due 02/01/2035	4,960,000	5,390,081
CNPC HK Overseas Capital, Ltd. Company Guar. Notes 5.95% due 04/28/2041*	1,550,000	1,856,574

		9,381,668

Oil Companies-Integrated — 1.1%
Husky Energy, Inc. Senior Notes 3.95% due 04/15/2022	2,800,000	2,830,701
Husky Energy, Inc. Senior Notes 7.25% due 12/15/2019	3,000,000	3,099,890
Petro-Canada Senior Notes 5.35% due 07/15/2033	2,650,000	2,963,610
Petroleos Mexicanos Company Guar. Notes 4.88% due 01/18/2024	575,000	543,375
Petroleos Mexicanos Company Guar. Notes 6.00% due 03/05/2020	1,600,000	1,623,136
Shell International Finance BV Company Guar. Notes 2.88% due 05/10/2026	1,110,000	1,083,315
Shell International Finance BV Company Guar. Notes 3.25% due 05/11/2025	3,500,000	3,533,957

75

SunAmerica Series Trust SA Federated Corporate Bond Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Principal Amount	Value (Note 2)
FOREIGN CORPORATE BONDS & NOTES (continued)
Oil Companies-Integrated (continued)
Shell International Finance BV Company Guar. Notes 4.00% due 05/10/2046	$1,025,000	$1,033,148

		16,711,132

Oil-Field Services — 0.1%
Weatherford International, Ltd. Company Guar. Notes 7.00% due 03/15/2038	625,000	359,375
Weatherford International, Ltd. Company Guar. Notes 8.25% due 06/15/2023	725,000	462,188

		821,563

Retail-Restaurants — 0.2%
1011778 BC ULC/New Red Finance, Inc. Senior Sec. Notes 4.25% due 05/15/2024*	150,000	145,125
1011778 BC ULC/New Red Finance, Inc. Sec. Notes 5.00% due 10/15/2025*	2,700,000	2,605,500

		2,750,625

Satellite Telecom — 0.2%
Intelsat Jackson Holdings SA Company Guar. Notes 5.50% due 08/01/2023	1,025,000	932,750
Intelsat Jackson Holdings SA Senior Sec. Notes 8.00% due 02/15/2024*	500,000	520,625
Intelsat Jackson Holdings SA Company Guar. Notes 8.50% due 10/15/2024*	1,125,000	1,136,587
Intelsat Jackson Holdings SA Company Guar. Notes 9.75% due 07/15/2025*	350,000	364,438

		2,954,400

Security Services — 0.1%
Garda World Security Corp. Senior Notes 8.75% due 05/15/2025*	1,200,000	1,113,000

Soap & Cleaning Preparation — 0.1%
Reckitt Benckiser Treasury Services PLC Company Guar. Notes 3.00% due 06/26/2027*	1,440,000	1,363,165

SupraNational Banks — 0.1%
Corp. Andina de Fomento Senior Notes 4.38% due 06/15/2022	825,000	856,804
Corp. Andina de Fomento Senior Notes 8.13% due 06/04/2019	1,000,000	1,016,660

		1,873,464

Telecom Services — 0.2%
TELUS Corp. Senior Notes 2.80% due 02/16/2027	3,170,000	2,955,316

Security Description	Principal Amount/ Shares	Value (Note 2)
Telephone-Integrated — 0.5%
Telefonica Emisiones SAU Company Guar. Notes 4.57% due 04/27/2023	$1,500,000	$1,562,501
Telefonica Emisiones SAU Company Guar. Notes 5.21% due 03/08/2047	1,530,000	1,482,099
Telefonica Emisiones SAU Company Guar. Notes 5.46% due 02/16/2021	2,500,000	2,610,635
Telefonica Emisiones SAU Company Guar. Notes 7.05% due 06/20/2036	1,575,000	1,850,279

		7,505,514

Transport-Equipment & Leasing — 0.3%
Avolon Holdings Funding, Ltd. Company Guar. Notes 5.13% due 10/01/2023*	375,000	380,700
Avolon Holdings Funding, Ltd. Company Guar. Notes 5.50% due 01/15/2023*	75,000	76,429
Park Aerospace Holdings, Ltd. Company Guar. Notes 4.50% due 03/15/2023*	250,000	245,312
Park Aerospace Holdings, Ltd. Company Guar. Notes 5.25% due 08/15/2022*	50,000	50,765
Park Aerospace Holdings, Ltd. Company Guar. Notes 5.50% due 02/15/2024*	3,100,000	3,146,500

		3,899,706

Transport-Rail — 0.5%
Canadian Pacific Railway Co. Senior Notes 2.90% due 02/01/2025	3,185,000	3,075,728
Canadian Pacific Railway Co. Senior Notes 7.13% due 10/15/2031	2,950,000	3,790,374

		6,866,102

Total Foreign Corporate Bonds & Notes (cost $211,159,459)		207,654,228

U.S. GOVERNMENT AGENCIES — 0.0%
Resolution Funding Corp — 0.0%
Resolution Funding Corp. STRIPS Bonds zero coupon due 01/15/2021 (cost $548,179)	640,000	608,194

PREFERRED SECURITIES — 0.1%
Finance-Investment Banker/Broker — 0.0%
Lehman Brothers Holdings, Inc. Class D, 5.67%(3)(4)†	30,000	300

Real Estate Investment Trusts — 0.1%
Prologis, Inc. Series Q, 8.54%(3)	20,000	1,218,000

Total Preferred Securities (cost $2,274,140)		1,218,300

PREFERRED SECURITIES/CAPITAL SECURITIES — 1.1%
Diversified Banking Institutions — 0.2%
Goldman Sachs Capital I 6.35% due 02/15/2034(3)	2,500,000	2,958,922

76

SunAmerica Series Trust SA Federated Corporate Bond Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Principal Amount	Value (Note 2)
PREFERRED SECURITIES/CAPITAL SECURITIES (continued)
Diversified Manufacturing Operations — 0.1%
Textron Financial Corp. FRS 4.35% (3 ML+1.74%) due 02/15/2067*	$2,400,000	$1,776,000

Electric-Generation — 0.3%
Electricite de France SA 5.63% due 01/22/2024*(6)	5,000,000	4,762,500

Insurance-Multi-line — 0.5%
AXA SA 8.6% due 12/15/2030	4,000,000	5,100,000
MetLife, Inc. 10.75% due 08/01/2069	900,000	1,350,000
USF&G Capital III 8.31% due 07/01/2046*(3)	250,000	350,696

		6,800,696

Total Preferred Securities/Capital Securities (cost $15,917,338)		16,298,118

TOTAL INVESTMENTS (cost $1,432,452,302)(8)	98.4%	1,421,004,239
Other assets less liabilities	1.6	22,394,042

NET ASSETS	100.0%	$1,443,398,281

*	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Portfolio has no right to demand registration of these securities. At January 31, 2019, the aggregate value of these securities was $386,879,605 representing 26.8% of net assets. Unless otherwise indicated, these securities are not considered to be illiquid.
†	Non-income producing security
(1)	PIK (“Payment-in-Kind”) security — Income may be paid in additional securities or cash at the discretion of the issuer. The security is currently paying interest in cash at the coupon rate listed.
(2)	Security in default of interest and principal at maturity.
(3)	Illiquid security. At January 31, 2019, the aggregate value of these securities was $25,767,029 representing 1.8% of net assets.
(4)	Securities classified as Level 3 (see Note 2).
(5)	Company has filed for bankruptcy protection.
(6)	Perpetual maturity — maturity date reflects the next call date.
(7)	Security in default of interest.
(8)	See Note 3 for cost of investments on a tax basis.

FRS — Floating Rate Security

The rates shown on FRS is the current rates as of January 31, 2019 and unless noted otherwise, the dates shown are the original maturity dates.

STRIPS — Separate Trading of Registered Interest and Principal Securities

ULC — Unlimited Liability Corp.

Index Legend

3 ML — 3 Month USD LIBOR

Futures Contracts

Number of Contracts	Type	Description	Expiration Month	Notional Basis*	Notional Value*	Unrealized Appreciation (Depreciation)

10	Long	U.S. Treasury Long Bonds	March 2019	$1,393,851	$1,466,875	$73,024

*	Notional basis refers to the contractual amount agreed upon at inception of the open contract; notional value represents the current value of the open contract.

The following is a summary of the inputs used to value the Portfolio’s net assets as of January 31, 2019 (see Note 2):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ASSETS:
Investments at Value:*
U.S. Corporate Bonds & Notes:
Paper & Related Products	$—	$5,310,762	$25	$5,310,787
Other Industries	—	1,189,914,612	—	1,189,914,612
Foreign Corporate Bonds & Notes	—	207,654,228	—	207,654,228
U.S. Government Agencies	—	608,194	—	608,194
Preferred Securities:
Finance-Investment Banker/Broker	—	—	300	300
Real Estate Investment Trusts	1,218,000	—	—	1,218,000
Preferred Securities/Capital Securities	—	16,298,118	—	16,298,118

Total Investments at Value	$1,218,000	$1,419,785,914	$325	$1,421,004,239

77

SunAmerica Series Trust SA Federated Corporate Bond Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Other Financial Instruments:†
Futures Contracts	$73,024	$—	$—	$73,024

*	For a detailed presentation of investments, please refer to the Portfolio of Investments.
†	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forward, swap and written option contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

At the beginning and end of the reporting period, Level 3 investments in securities were not considered a material portion of the Portfolio. There were no transfers during the reporting period.

See Notes to Financial Statements

78

SunAmerica Series Trust SA Fidelity Institutional AMSM Real Estate Portfolio#

PORTFOLIO PROFILE — January 31, 2019 — (unaudited)

Industry Allocation*

Real Estate Investment Trusts	96.6%
Hotels/Motels	1.4
Real Estate Operations & Development	0.6
Building-Residential/Commercial	0.4

99.0%

*	Calculated as a percentage of net assets
#	See Note 1

79

SunAmerica Series Trust SA Fidelity Institutional AMSM Real Estate Portfolio#

PORTFOLIO OF INVESTMENTS — January 31, 2019

Security Description	Shares	Value (Note 2)
COMMON STOCKS — 99.0%
Building-Residential/Commercial — 0.4%
D.R. Horton, Inc.	27,100	$1,041,995

Hotels/Motels — 1.4%
Hilton Grand Vacations, Inc.†	42,500	1,289,450
Hilton Worldwide Holdings, Inc.	35,200	2,621,696

		3,911,146

Real Estate Investment Trusts — 96.6%
Acadia Realty Trust	125,466	3,604,638
Agree Realty Corp.	43,800	2,892,114
Alexandria Real Estate Equities, Inc.	51,500	6,783,065
American Tower Corp.	11,900	2,056,796
Americold Realty Trust	73,300	2,149,156
AvalonBay Communities, Inc.	68,025	13,123,383
Boston Properties, Inc.	105,942	13,970,572
Braemar Hotels & Resorts, Inc.	63,614	707,388
CareTrust REIT, Inc.	124,900	2,745,302
Cedar Realty Trust, Inc.	232,608	811,802
Clipper Realty, Inc.	100,234	1,298,030
CoreCivic, Inc.	79,100	1,571,717
CubeSmart	113,900	3,525,205
Digital Realty Trust, Inc.	41,700	4,517,778
Douglas Emmett, Inc.	103,300	3,907,839
Duke Realty Corp.	240,500	7,032,220
Equinix, Inc.	44,700	17,611,800
Equity LifeStyle Properties, Inc.	64,796	6,860,601
Equity Residential	68,154	4,945,254
Essex Property Trust, Inc.	41,213	11,176,966
Four Corners Property Trust, Inc.	131,600	3,716,384
Healthcare Realty Trust, Inc.	211,300	6,822,877
Highwoods Properties, Inc.	123,300	5,464,656
Invitation Homes, Inc.	111,000	2,496,390
National Retail Properties, Inc.	146,700	7,732,557
OUTFRONT Media, Inc.	153,700	3,189,275
Pebblebrook Hotel Trust	80,900	2,592,845

Security Description	Shares	Value (Note 2)
Real Estate Investment Trusts (continued)
Prologis, Inc.	259,158	$17,923,367
Public Storage	50,570	10,747,137
RLJ Lodging Trust	271,476	5,035,880
Sabra Health Care REIT, Inc.	96,893	1,990,182
Simon Property Group, Inc.	96,569	17,587,146
SITE Centers Corp.	185,220	2,420,825
SL Green Realty Corp.	4,800	443,664
Spirit Realty Capital, Inc.	97,800	3,884,616
Sunstone Hotel Investors, Inc.	218,300	3,121,690
Taubman Centers, Inc.	52,434	2,611,213
Terreno Realty Corp.	102,080	4,117,907
UDR, Inc.	206,900	9,051,875
Urban Edge Properties	231,450	4,726,209
Ventas, Inc.	174,545	11,256,407
VEREIT, Inc.	559,353	4,519,572
VICI Properties, Inc.	231,000	4,973,430
Vornado Realty Trust	16,100	1,125,551
Washington Real Estate Investment Trust	167,300	4,241,055
Welltower, Inc.	106,464	8,249,895

		261,334,231

Real Estate Operations & Development — 0.6%
Howard Hughes Corp.†	15,000	1,665,600

TOTAL INVESTMENTS (cost $253,654,407)(1)	99.0%	267,952,972
Other assets less liabilities	1.0	2,683,613

NET ASSETS	100.0%	$270,636,585

#	See Note 1
†	Non-income producing security
(1)	See Note 3 for cost of investments on a tax basis.

The following is a summary of the inputs used to value the Portfolio’s net assets as of January 31, 2019 (see Note 2):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ASSETS:
Investments at Value:*
Common Stocks	$267,952,972	$—	$—	$267,952,972

*	For a detailed presentation of investments, please refer to the Portfolio of Investments.

See Notes to Financial Statements

80

SunAmerica Series Trust SA Fixed Income Index Portfolio

PORTFOLIO PROFILE — January 31, 2019 — (unaudited)

Industry Allocation*

United States Treasury Notes	41.8%
United States Treasury Bonds	11.8
Federal Home Loan Bank	3.5
Exchange-Traded Funds	3.2
Diversified Banking Institutions	2.9
Repurchase Agreements	2.2
Electric-Integrated	2.0
Banks-Commercial	2.0
Pipelines	1.7
Retail-Discount	1.5
Medical-Drugs	1.4
Federal National Mtg. Assoc.	1.4
Federal Home Loan Mtg. Corp.	1.3
Retail-Building Products	1.1
Real Estate Investment Trusts	1.1
Medical-Biomedical/Gene	1.0
Food-Misc./Diversified	1.0
Insurance-Multi-line	0.9
Banks-Fiduciary	0.9
Auto/Truck Parts & Equipment-Original	0.9
Chemicals-Diversified	0.8
Finance-Credit Card	0.8
Oil Companies-Integrated	0.7
Multimedia	0.7
Telephone-Integrated	0.6
Cable/Satellite TV	0.6
Pharmacy Services	0.5
E-Commerce/Products	0.5
Semiconductor Equipment	0.5
Electronic Components-Semiconductors	0.5
Transport-Rail	0.5
Aerospace/Defense	0.5
Food-Meat Products	0.5
Computers	0.5
Cellular Telecom	0.5

Finance-Other Services	0.4%
Medical-HMO	0.4
Medical Products	0.4
Metal-Iron	0.4
Engines-Internal Combustion	0.4
Finance-Leasing Companies	0.3
Retail-Drug Store	0.3
Gas-Distribution	0.3
Banks-Super Regional	0.3
Medical-Generic Drugs	0.3
Investment Management/Advisor Services	0.3
Commercial Services-Finance	0.3
Aerospace/Defense-Equipment	0.3
Oil Refining & Marketing	0.3
Banks-Money Center	0.2
Applications Software	0.2
Medical Labs & Testing Services	0.2
Airlines	0.2
Enterprise Software/Service	0.2
Medical Instruments	0.2
Brewery	0.2
Diagnostic Equipment	0.2
Beverages-Non-alcoholic	0.2
Oil Companies-Exploration & Production	0.2
Oil-Field Services	0.2
Machinery-Construction & Mining	0.1
Networking Products	0.1
Computer Services	0.1
Oil Field Machinery & Equipment	0.1
Insurance-Property/Casualty	0.1

99.7%

Credit Quality#†

Aaa	61.0%
Aa	3.3
A	11.1
Baa	16.5
Ba	1.6
Not Rated@	6.5

100.0%

*	Calculated as a percentage of net assets.
#	Calculated as percentage of total debt issues, excluding short-term securities.
†	Source: Moody’s
@	Represent debt issues that either have no rating, or the rating is unavailable from the data source.

81

SunAmerica Series Trust SA Fixed Income Index Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019

Security Description	Principal Amount	Value (Note 2)
U.S. CORPORATE BONDS & NOTES — 30.1%
Aerospace/Defense — 0.5%
Northrop Grumman Corp. Senior Notes 2.08% due 10/15/2020	$2,000,000	$1,976,596

Aerospace/Defense-Equipment — 0.3%
United Technologies Corp. Senior Notes 5.40% due 05/01/2035	1,000,000	1,088,331

Airlines — 0.2%
United Airlines Pass Through Trust Pass-Through Certs. Series 2016-1, Class AA 3.10% due 01/07/2030	1,058,976	1,006,236

Applications Software — 0.2%
Microsoft Corp. Senior Notes 3.70% due 08/08/2046	1,036,000	1,028,831

Auto/Truck Parts & Equipment-Original — 0.9%
Aptiv Corp. Company Guar. Notes 4.15% due 03/15/2024	1,903,000	1,904,064
BorgWarner, Inc. Senior Notes 4.38% due 03/15/2045	1,900,000	1,725,984

		3,630,048

Banks-Commercial — 1.0%
BB&T Corp. Senior Notes 2.05% due 05/10/2021	2,000,000	1,962,008
First Horizon National Corp. Senior Notes 3.50% due 12/15/2020	659,000	659,789
PNC Bank NA Senior Notes 2.00% due 05/19/2020	1,600,000	1,582,957

		4,204,754

Banks-Fiduciary — 0.9%
Bank of New York Mellon Corp. Senior Notes 2.95% due 01/29/2023	2,000,000	1,997,525
Bank of New York Mellon Corp. Senior Notes 3.00% due 02/24/2025	928,000	911,580
State Street Corp. Senior Notes 3.55% due 08/18/2025	844,000	859,231

		3,768,336

Banks-Super Regional — 0.3%
Wells Fargo & Co. Senior Notes 3.90% due 05/01/2045	1,311,000	1,272,711

Beverages-Non-alcoholic — 0.2%
Pepsi-Cola Metropolitan Bottling Co., Inc. Senior Notes 7.00% due 03/01/2029	644,000	825,399

Brewery — 0.2%
Anheuser-Busch InBev Finance, Inc. Company Guar. Notes 4.90% due 02/01/2046	973,000	927,900

Security Description	Principal Amount	Value (Note 2)
Cable/Satellite TV — 0.6%
Charter Communications Operating LLC/Charter Communications Operating Capital Senior Sec. Notes 4.46% due 07/23/2022	$500,000	$510,006
Comcast Corp. Company Guar. Notes 3.90% due 03/01/2038	2,000,000	1,900,682

		2,410,688

Chemicals-Diversified — 0.8%
EI du Pont de Nemours & Co. Senior Notes 2.80% due 02/15/2023	1,500,000	1,486,155
PPG Industries, Inc. Senior Notes 3.75% due 03/15/2028	2,000,000	1,965,393

		3,451,548

Commercial Services-Finance — 0.3%
Moody’s Corp. Senior Notes 4.88% due 02/15/2024	1,031,000	1,091,619

Computer Services — 0.1%
International Business Machines Corp. Senior Notes 7.00% due 10/30/2025	400,000	484,375

Computers — 0.5%
Apple, Inc. Senior Notes 2.30% due 05/11/2022	2,000,000	1,972,828

Diagnostic Equipment — 0.2%
Life Technologies Corp. Senior Notes 5.00% due 01/15/2021	876,000	896,962

Diversified Banking Institutions — 2.1%
Bank of America Corp. Senior Notes 3.82% due 01/20/2028	2,000,000	1,993,559
Bank of America Corp. Senior Notes 4.44% due 01/20/2048	1,084,000	1,104,695
Citigroup, Inc. Sub. Notes 4.13% due 07/25/2028	2,000,000	1,983,002
Citigroup, Inc. Senior Notes 4.65% due 07/30/2045(1)	1,032,000	1,061,802
Goldman Sachs Group, Inc. Sub. Notes 4.25% due 10/21/2025	250,000	252,321
Goldman Sachs Group, Inc. Senior Notes 5.38% due 03/15/2020	400,000	410,274
Goldman Sachs Group, Inc. Sub. Notes 6.75% due 10/01/2037(1)	200,000	243,552
JPMorgan Chase & Co. Senior Notes 6.40% due 05/15/2038	999,000	1,256,561
Morgan Stanley Sub. Notes 4.10% due 05/22/2023	500,000	510,722

		8,816,488

82

SunAmerica Series Trust SA Fixed Income Index Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Principal Amount	Value (Note 2)
U.S. CORPORATE BONDS & NOTES (continued)
E-Commerce/Products — 0.5%
Amazon.com, Inc. Senior Notes 1.90% due 08/21/2020	$1,000,000	$989,905
eBay, Inc. Senior Notes 3.45% due 08/01/2024	1,073,000	1,053,653

		2,043,558

Electric-Integrated — 2.0%
Exelon Generation Co. LLC Senior Notes 6.25% due 10/01/2039	200,000	213,195
PPL Capital Funding, Inc. Company Guar. Notes 3.95% due 03/15/2024	1,786,000	1,800,156
Progress Energy, Inc. Senior Notes 4.40% due 01/15/2021	800,000	816,132
PSEG Power LLC Company Guar. Notes 3.00% due 06/15/2021	1,750,000	1,727,218
Puget Energy, Inc. Senior Sec. Notes 5.63% due 07/15/2022	1,912,000	2,015,248
SCANA Corp. Senior Notes 4.75% due 05/15/2021	1,970,000	1,996,703

		8,568,652

Electronic Components-Semiconductors — 0.5%
Broadcom Corp./Broadcom Cayman Finance, Ltd. Company Guar. Notes 2.38% due 01/15/2020	1,000,000	992,257
Intel Corp. Senior Notes 3.10% due 07/29/2022	1,000,000	1,013,488

		2,005,745

Engines-Internal Combustion — 0.4%
Cummins, Inc. Senior Notes 4.88% due 10/01/2043	1,400,000	1,535,139

Enterprise Software/Service — 0.2%
CA, Inc. Senior Notes 3.60% due 08/15/2022	1,000,000	984,061

Finance-Credit Card — 0.8%
American Express Co. Senior Notes 2.50% due 08/01/2022	2,000,000	1,954,146
Capital One Financial Corp. Senior Notes 3.20% due 02/05/2025	500,000	480,267
Visa, Inc. Senior Notes 4.30% due 12/14/2045	829,000	892,867

		3,327,280

Finance-Leasing Companies — 0.1%
Air Lease Corp. Senior Notes 3.88% due 04/01/2021	449,000	449,317

Security Description	Principal Amount	Value (Note 2)
Finance-Other Services — 0.4%
CME Group, Inc. Senior Notes 3.00% due 03/15/2025	$680,000	$672,464
Intercontinental Exchange, Inc. Company Guar. Notes 3.75% due 12/01/2025	1,143,000	1,164,361

		1,836,825

Food-Meat Products — 0.5%
Tyson Foods, Inc. Company Guar. Notes 4.88% due 08/15/2034	2,000,000	1,973,234

Food-Misc./Diversified — 1.0%
Campbell Soup Co. Senior Notes 4.80% due 03/15/2048	2,000,000	1,767,626
Kraft Heinz Foods Co. Company Guar. Notes 6.88% due 01/26/2039	2,000,000	2,266,408

		4,034,034

Gas-Distribution — 0.3%
Southern Co. Gas Capital Corp. Company Guar. Notes 5.88% due 03/15/2041	1,165,000	1,321,737

Insurance-Multi-line — 0.3%
MetLife, Inc. Senior Notes 3.60% due 04/10/2024	1,345,000	1,373,362

Insurance-Property/Casualty — 0.1%
Berkshire Hathaway, Inc. Senior Notes 3.13% due 03/15/2026	397,000	395,225

Investment Management/Advisor Services — 0.3%
Ameriprise Financial, Inc. Senior Notes 3.70% due 10/15/2024	1,176,000	1,185,296

Machinery-Construction & Mining — 0.1%
Caterpillar, Inc. Senior Notes 3.90% due 05/27/2021	600,000	614,042

Medical Instruments — 0.2%
Medtronic, Inc. Company Guar. Notes 4.63% due 03/15/2045	864,000	943,754

Medical Labs & Testing Services — 0.2%
Laboratory Corp. of America Holdings Senior Notes 3.60% due 02/01/2025	1,030,000	1,011,849

Medical Products — 0.4%
Abbott Laboratories Senior Notes 2.95% due 03/15/2025	1,000,000	980,539
Becton Dickinson and Co. Senior Notes 3.73% due 12/15/2024	771,000	768,530

		1,749,069

83

SunAmerica Series Trust SA Fixed Income Index Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Principal Amount	Value (Note 2)
U.S. CORPORATE BONDS & NOTES (continued)
Medical-Biomedical/Gene — 1.0%
Amgen, Inc. Senior Notes 3.63% due 05/15/2022	$2,000,000	$2,033,400
Gilead Sciences, Inc. Senior Notes 5.65% due 12/01/2041	2,000,000	2,286,097

		4,319,497

Medical-Drugs — 1.0%
AbbVie, Inc. Senior Notes 3.60% due 05/14/2025	400,000	394,410
Johnson & Johnson Senior Notes 3.50% due 01/15/2048	2,134,000	2,045,810
Novartis Capital Corp. Company Guar. Notes 3.40% due 05/06/2024	800,000	816,353
Pfizer, Inc. Senior Notes 4.20% due 09/15/2048	1,000,000	1,047,784

		4,304,357

Medical-HMO — 0.4%
Aetna, Inc. Senior Notes 4.13% due 06/01/2021	1,800,000	1,828,467

Multimedia — 0.7%
Historic TW, Inc. Company Guar. Notes 9.15% due 02/01/2023	2,500,000	2,986,541

Networking Products — 0.1%
Cisco Systems, Inc. Senior Notes 2.20% due 09/20/2023	500,000	487,982

Oil Companies-Exploration & Production — 0.2%
Devon Energy Corp. Senior Notes 7.95% due 04/15/2032	200,000	250,799
Kerr-McGee Corp. Company Guar. Notes 7.88% due 09/15/2031	200,000	248,759
Marathon Oil Corp. Senior Notes 6.80% due 03/15/2032	200,000	229,577

		729,135

Oil Companies-Integrated — 0.7%
Chevron Corp. Senior Notes 2.95% due 05/16/2026	3,193,000	3,150,285

Oil Field Machinery & Equipment — 0.1%
National Oilwell Varco, Inc. Senior Notes 2.60% due 12/01/2022	500,000	479,000

Oil Refining & Marketing — 0.3%
HollyFrontier Corp. Senior Notes 5.88% due 04/01/2026	250,000	259,100

Security Description	Principal Amount	Value (Note 2)
Oil Refining & Marketing (continued)
Marathon Petroleum Corp. Senior Notes 6.50% due 03/01/2041	$500,000	$555,027
Valero Energy Corp. Company Guar. Notes 7.50% due 04/15/2032	200,000	249,470

		1,063,597

Oil-Field Services — 0.2%
Halliburton Co. Senior Notes 7.45% due 09/15/2039	500,000	658,313

Pharmacy Services — 0.5%
CVS Health Corp. Senior Notes 5.13% due 07/20/2045	872,000	901,018
Express Scripts Holding Co. Company Guar. Notes 4.50% due 02/25/2026	1,122,000	1,158,816

		2,059,834

Pipelines — 1.7%
Energy Transfer Partners LP Company Guar. Notes 4.65% due 06/01/2021	2,000,000	2,047,569
EnLink Midstream Partners LP Senior Notes 4.85% due 07/15/2026	2,000,000	1,875,000
Kinder Morgan Energy Partners LP Company Guar. Notes 7.30% due 08/15/2033	300,000	357,689
Phillips 66 Partners LP Senior Notes 3.61% due 02/15/2025	2,101,000	2,052,528
TC PipeLines LP Senior Notes 4.65% due 06/15/2021	1,026,000	1,044,273

		7,377,059

Real Estate Investment Trusts — 1.1%
American Tower Corp. Senior Notes 5.00% due 02/15/2024	1,261,000	1,331,289
Crown Castle International Corp. Senior Notes 4.45% due 02/15/2026	1,180,000	1,207,876
Simon Property Group LP Senior Notes 4.13% due 12/01/2021	2,000,000	2,053,732

		4,592,897

Retail-Building Products — 1.1%
Home Depot, Inc. Senior Notes 2.63% due 06/01/2022	2,000,000	1,993,622
Home Depot, Inc. Senior Notes 3.50% due 09/15/2056	979,000	852,803
Lowe’s Cos., Inc. Senior Notes 4.05% due 05/03/2047	2,000,000	1,797,239

		4,643,664

84

SunAmerica Series Trust SA Fixed Income Index Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Principal Amount	Value (Note 2)
U.S. CORPORATE BONDS & NOTES (continued)
Retail-Discount — 1.5%
Costco Wholesale Corp. Senior Notes 2.15% due 05/18/2021	$1,000,000	$987,381
Dollar General Corp. Senior Notes 4.15% due 11/01/2025	1,154,000	1,163,936
Dollar Tree, Inc. Senior Notes 4.20% due 05/15/2028	2,000,000	1,895,545
Target Corp. Senior Notes 6.50% due 10/15/2037(1)	840,000	1,075,110
Wal-Mart Stores, Inc. Senior Notes 5.63% due 04/15/2041	1,050,000	1,288,297

		6,410,269

Retail-Drug Store — 0.3%
Walgreens Boots Alliance, Inc. Senior Notes 3.45% due 06/01/2026	1,391,000	1,338,083

Semiconductor Equipment — 0.5%
Applied Materials, Inc. Senior Notes 4.35% due 04/01/2047	2,000,000	2,021,803

Telephone-Integrated — 0.6%
AT&T, Inc. Senior Notes 6.00% due 08/15/2040	864,000	931,266
AT&T, Inc. Senior Notes 6.38% due 03/01/2041	902,000	1,015,468
Verizon Communications, Inc. Senior Notes 6.40% due 09/15/2033	500,000	598,790

		2,545,524

Transport-Rail — 0.5%
CSX Corp. Senior Notes 3.80% due 03/01/2028	2,000,000	2,003,707

Total U.S. Corporate Bonds & Notes (cost $128,786,202)		127,205,843

FOREIGN CORPORATE BONDS & NOTES — 3.8%
Banks-Commercial — 1.0%
Bank of Montreal Senior Notes 2.10% due 06/15/2020	2,000,000	1,980,891
Cooperatieve Rabobank UA Senior Notes 3.38% due 05/21/2025	1,264,000	1,270,349
Santander UK Group Holdings PLC Senior Notes 3.13% due 01/08/2021	837,000	829,855

		4,081,095

Banks-Money Center — 0.2%
Lloyds Bank PLC Company Guar. Notes 3.50% due 05/14/2025	1,101,000	1,081,482

Security Description	Principal Amount	Value (Note 2)
Cellular Telecom — 0.5%
Vodafone Group PLC Senior Notes 2.50% due 09/26/2022	$2,000,000	$1,944,454

Diversified Banking Institutions — 0.8%
Barclays PLC Sub. Notes 5.20% due 05/12/2026	1,000,000	1,000,845
Credit Suisse Group Funding Guernsey, Ltd. Company Guar. Notes 2.75% due 03/26/2020	550,000	546,825
HSBC Holdings PLC Sub. Notes 6.50% due 09/15/2037	793,000	944,394
Lloyds Banking Group PLC Sub. Notes 4.34% due 01/09/2048(1)	1,000,000	859,177

		3,351,241

Finance-Leasing Companies — 0.2%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust Company Guar. Notes 4.50% due 05/15/2021	995,000	1,006,780

Medical-Drugs — 0.4%
AstraZeneca PLC Senior Notes 2.38% due 06/12/2022	2,000,000	1,943,790

Medical-Generic Drugs — 0.3%
Allergan Funding SCS Company Guar. Notes 3.85% due 06/15/2024	250,000	250,754
Allergan Funding SCS Company Guar. Notes 4.55% due 03/15/2035	1,000,000	961,805

		1,212,559

Metal-Iron — 0.4%
Vale Overseas, Ltd. Company Guar. Notes 6.25% due 08/10/2026	1,500,000	1,599,375

Total Foreign Corporate Bonds & Notes (cost $16,559,569)		16,220,776

U.S. GOVERNMENT AGENCIES — 6.2%
Federal Home Loan Bank — 3.5%
1.13% due 07/14/2021	1,000,000	969,015
1.75% due 06/12/2020	1,000,000	989,977
1.88% due 06/11/2021	2,000,000	1,968,286
2.13% due 02/11/2020	2,000,000	1,990,432
2.42% due 01/24/2022	1,000,000	997,361
2.50% due 12/09/2022	1,000,000	996,737
2.63% due 12/10/2021	2,000,000	2,004,930
2.88% due 09/13/2024	1,000,000	1,007,447
3.00% due 10/12/2021	2,000,000	2,026,584
3.63% due 06/11/2021	2,000,000	2,050,030

		15,000,799

Federal Home Loan Mtg. Corp. — 1.3%
zero coupon due 12/14/2029	2,200,000	1,552,626
2.38% due 01/13/2022	2,000,000	1,994,914
2.50% due 04/23/2020	2,000,000	1,999,778

		5,547,318

85

SunAmerica Series Trust SA Fixed Income Index Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Principal Amount	Value (Note 2)
U.S. GOVERNMENT AGENCIES (continued)
Federal National Mtg. Assoc. — 1.4%
1.88% due 09/24/2026	$2,000,000	$1,874,100
2.00% due 01/05/2022	1,000,000	985,847
2.13% due 04/24/2026	1,000,000	958,918
2.63% due 09/06/2024	2,000,000	2,004,140

		5,823,005

Total U.S. Government Agencies (cost $26,155,007)		26,371,122

U.S. GOVERNMENT TREASURIES — 53.6%
United States Treasury Bonds — 11.8%
2.25% due 08/15/2046	452,000	387,661
2.50% due 02/15/2045	1,006,000	914,635
2.50% due 02/15/2046	692,000	626,882
2.50% due 05/15/2046	652,000	590,187
2.75% due 02/15/2028	2,000,000	2,020,625
2.75% due 08/15/2042	2,000,000	1,923,516
2.75% due 08/15/2047	1,000,000	949,883
2.75% due 11/15/2047	3,000,000	2,847,187
2.88% due 05/15/2043	1,589,000	1,557,903
2.88% due 08/15/2045	1,027,000	1,003,892
2.88% due 11/15/2046	744,000	726,214
3.00% due 11/15/2044	1,275,000	1,277,391
3.00% due 05/15/2045	1,150,000	1,152,021
3.00% due 11/15/2045	1,037,000	1,038,215
3.00% due 05/15/2047	1,500,000	1,498,125
3.00% due 02/15/2048	2,000,000	1,994,766
3.00% due 08/15/2048	2,000,000	1,994,922
3.13% due 02/15/2043	1,428,000	1,462,863
3.13% due 08/15/2044	1,351,000	1,383,297
3.13% due 05/15/2048	2,000,000	2,043,984
3.38% due 05/15/2044	1,498,000	1,600,285
3.50% due 02/15/2039	2,000,000	2,197,578
3.63% due 08/15/2043	1,535,000	1,705,529
3.63% due 02/15/2044	1,567,000	1,742,063
3.75% due 11/15/2043	1,685,000	1,909,711
4.50% due 02/15/2036	2,868,000	3,550,158
4.63% due 02/15/2040	2,015,000	2,565,898
4.75% due 02/15/2041	1,751,000	2,271,102
5.25% due 02/15/2029	2,000,000	2,454,375
5.38% due 02/15/2031	2,000,000	2,549,141

		49,940,009

United States Treasury Notes — 41.8%
1.13% due 03/31/2020	2,107,000	2,073,255
1.13% due 04/30/2020	3,967,000	3,899,902
1.13% due 02/28/2021	1,250,000	1,216,162
1.13% due 09/30/2021	2,000,000	1,933,359
1.25% due 03/31/2021	732,000	713,757
1.25% due 07/31/2023	1,500,000	1,423,828
1.38% due 01/15/2020	2,607,000	2,578,079
1.38% due 01/31/2020	2,911,000	2,877,569
1.38% due 02/15/2020	1,993,000	1,969,022
1.38% due 02/29/2020	2,818,000	2,782,775
1.38% due 03/31/2020	3,305,000	3,260,589
1.38% due 04/30/2020	3,564,000	3,514,717
1.38% due 05/31/2020	3,659,000	3,604,830
1.38% due 08/31/2020	3,408,000	3,349,026
1.38% due 09/30/2020	3,243,000	3,183,967
1.38% due 10/31/2020	3,049,000	2,990,878
1.38% due 01/31/2021	1,868,000	1,828,159
1.38% due 04/30/2021	198,000	193,321
1.38% due 06/30/2023	1,500,000	1,433,027

Security Description	Principal Amount	Value (Note 2)
United States Treasury Notes (continued)
1.38% due 08/31/2023	$1,500,000	$1,430,742
1.38% due 09/30/2023	143,000	136,280
1.50% due 05/31/2020	3,646,000	3,598,431
1.50% due 03/31/2023	2,000,000	1,925,625
1.50% due 08/15/2026	2,181,000	2,023,559
1.63% due 11/30/2020	2,465,000	2,426,966
1.63% due 08/15/2022	3,000,000	2,918,086
1.63% due 11/15/2022	1,500,000	1,456,055
1.63% due 04/30/2023	1,500,000	1,450,547
1.63% due 05/31/2023	1,500,000	1,449,375
1.63% due 10/31/2023	265,000	255,301
1.63% due 02/15/2026	2,186,000	2,057,914
1.63% due 05/15/2026	2,233,000	2,097,275
1.75% due 10/31/2020	2,755,000	2,719,917
1.75% due 12/31/2020	2,070,000	2,042,750
1.75% due 05/15/2022	3,000,000	2,935,195
1.75% due 05/31/2022	2,000,000	1,956,328
1.75% due 06/30/2022	2,000,000	1,955,625
1.75% due 09/30/2022	2,000,000	1,952,187
1.75% due 01/31/2023	2,000,000	1,947,422
1.75% due 05/15/2023	1,500,000	1,457,520
1.88% due 07/31/2022	2,000,000	1,962,578
1.88% due 08/31/2022	2,000,000	1,961,562
1.88% due 09/30/2022	2,000,000	1,961,484
1.88% due 10/31/2022	2,000,000	1,959,766
1.88% due 08/31/2024	2,000,000	1,939,063
2.00% due 07/31/2020	3,253,000	3,228,857
2.00% due 02/28/2021	565,000	559,615
2.00% due 10/31/2021	2,000,000	1,976,328
2.00% due 11/15/2021	2,000,000	1,976,328
2.00% due 12/31/2021	2,500,000	2,470,215
2.00% due 07/31/2022	1,000,000	985,469
2.00% due 10/31/2022	3,500,000	3,445,312
2.00% due 11/30/2022	2,000,000	1,968,125
2.00% due 02/15/2023	2,000,000	1,966,094
2.00% due 05/31/2024	2,000,000	1,953,906
2.00% due 06/30/2024	3,000,000	2,929,336
2.00% due 02/15/2025	1,332,000	1,294,538
2.00% due 08/15/2025	3,217,000	3,116,343
2.00% due 11/15/2026	1,155,000	1,108,574
2.13% due 01/31/2021	1,249,000	1,240,462
2.13% due 08/15/2021	2,000,000	1,983,516
2.13% due 12/31/2021	2,000,000	1,982,812
2.13% due 12/31/2022	2,000,000	1,976,562
2.13% due 11/30/2023	273,000	269,022
2.13% due 03/31/2024	2,000,000	1,967,656
2.13% due 09/30/2024	2,000,000	1,962,891
2.13% due 11/30/2024	2,000,000	1,961,094
2.13% due 05/15/2025	2,820,000	2,756,550
2.25% due 07/31/2021	2,000,000	1,989,922
2.25% due 12/31/2023	344,000	340,842
2.25% due 01/31/2024	401,000	397,225
2.25% due 10/31/2024	3,000,000	2,962,969
2.25% due 11/15/2024	1,352,000	1,334,678
2.25% due 12/31/2024	1,000,000	986,953
2.25% due 11/15/2025	2,742,000	2,694,551
2.25% due 02/15/2027	2,000,000	1,951,719
2.25% due 08/15/2027	2,000,000	1,946,172
2.25% due 11/15/2027	3,000,000	2,914,219
2.38% due 08/15/2024	1,221,000	1,214,657
2.38% due 05/15/2027	1,000,000	984,531
2.50% due 05/15/2024	1,220,000	1,221,954
2.63% due 11/15/2020	2,000,000	2,004,531

86

SunAmerica Series Trust SA Fixed Income Index Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Principal Amount	Value (Note 2)
U.S. GOVERNMENT TREASURIES (continued)
United States Treasury Notes (continued)
2.63% due 12/31/2023	$2,000,000	$2,016,562
2.75% due 04/30/2023	2,500,000	2,530,664
2.75% due 07/31/2023	2,000,000	2,026,016
2.75% due 11/15/2023	522,000	529,055
2.75% due 02/15/2024	535,000	542,419
2.75% due 02/28/2025	2,000,000	2,028,437
2.88% due 04/30/2025	2,000,000	2,042,578
2.88% due 05/15/2028	2,000,000	2,040,234
3.63% due 02/15/2021	140,000	143,194

		176,727,462

Total U.S. Government Treasuries (cost $226,596,477)		226,667,471

EXCHANGE-TRADED FUNDS — 3.2%
iShares 3-7 Year Treasury Bond ETF	32,900	4,014,787
iShares 7-10 Year Treasury Bond ETF	10,000	1,048,800
iShares 10-20 Year Treasury Bond ETF	1,600	214,560
iShares 20+ Year Treasury Bond ETF	13,100	1,597,807
iShares iBoxx Investment Grade Corporate Bond Fund ETF	58,900	6,868,918

Total Exchange-Traded Funds (cost $13,808,609)		13,744,872

PREFERRED SECURITIES/CAPITAL SECURITIES — 0.6%
Insurance-Multi-line — 0.6%
Aegon NV 5.50% due 04/11/2048	2,100,000	1,974,000
Allstate Corp. 5.75% due 08/15/2053	500,000	497,500

Total Preferred Securities/Capital Securities (cost $2,549,009)		2,471,500

Total Long-Term Investment Securities (cost $414,454,873)		412,681,584

Security Description	Principal Amount	Value (Note 2)
REPURCHASE AGREEMENTS — 2.2%
Agreement with Fixed Income Clearing Corp., bearing interest at 0.50%, dated 01/31/2019, to be repurchased 02/01/2019 in the amount of $9,255,129 collateralized by $9,235,000 of United States Treasury Notes bearing interest at 2.88% due 05/31/2025 and having an approximate value of $9,443,305. (cost $9,255,000)	$9,255,000	$9,255,000

TOTAL INVESTMENTS (cost $423,709,873)(2)	99.7%	421,936,584
Other assets less liabilities	0.3	1,275,621

NET ASSETS	100.0%	$423,212,205

(1)	Illiquid security. At January 31, 2019, the aggregate value of these securities was $3,239,641 representing 0.8% of net assets.
(2)	See Note 3 for cost of investments on a tax basis.

ETF — Exchange Traded Funds

The following is a summary of the inputs used to value the Portfolio’s net assets as of January 31, 2019 (see Note 2):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ASSETS:
Investments at Value:*
U.S. Corporate Bonds & Notes	$—	$127,205,843	$—	$127,205,843
Foreign Corporate Bonds & Notes	—	16,220,776	—	16,220,776
U.S. Government Agencies	—	26,371,122	—	26,371,122
U.S. Government Treasuries	—	226,667,471	—	226,667,471
Exchange-Traded Funds	13,744,872	—	—	13,744,872
Preferred Securities/Capital Securities	—	2,471,500	—	2,471,500
Repurchase Agreements	—	9,255,000	—	9,255,000

Total Investments at Value	$13,744,872	$408,191,712	$—	$421,936,584

*	For a detailed presentation of investments, please refer to the Portfolio of Investments.

See Notes to Financial Statements

87

SunAmerica Series Trust SA Fixed Income Intermediate Index Portfolio

PORTFOLIO PROFILE — January 31, 2019 — (unaudited)

Industry Allocation*

United States Treasury Notes	51.0%
Diversified Banking Institutions	5.4
Federal Home Loan Bank	4.2
Exchange-Traded Funds	4.0
Banks-Commercial	3.5
United States Treasury Bonds	2.7
Federal National Mtg. Assoc.	2.7
Medical-Drugs	1.6
Repurchase Agreements	1.5
Federal Home Loan Mtg. Corp.	1.2
Commercial Services-Finance	1.1
Cellular Telecom	1.1
Electric-Distribution	1.0
Pipelines	1.0
Medical-Generic Drugs	0.9
Finance-Credit Card	0.9
E-Commerce/Products	0.9
Banks-Super Regional	0.9
Auto-Cars/Light Trucks	0.8
Cable/Satellite TV	0.7
Real Estate Investment Trusts	0.7
Federal Farm Credit Bank	0.7
E-Commerce/Services	0.7
Tobacco	0.6
Pharmacy Services	0.6
Multimedia	0.5
Transport-Services	0.5
Machinery-Farming	0.5
Applications Software	0.5
Home Decoration Products	0.4
Networking Products	0.4
Web Portals/ISP	0.4
Computers	0.4
Food-Misc./Diversified	0.4
Metal-Iron	0.4
Medical-HMO	0.3
Machinery-Construction & Mining	0.3
Retail-Discount	0.3
Computer Services	0.3
Auto/Truck Parts & Equipment-Original	0.3
Medical-Biomedical/Gene	0.3
Medical Instruments	0.3
Enterprise Software/Service	0.3
Hotels/Motels	0.3
Diversified Manufacturing Operations	0.3
Beverages-Non-alcoholic	0.3
Brewery	0.3
Advertising Agencies	0.2
Banks-Fiduciary	0.2
Semiconductor Components-Integrated Circuits	0.2
Oil Companies-Integrated	0.2
Medical Products	0.1

99.3%

*	Calculated as a percentage of net assets

Credit Quality#†

Aaa	66.7%
Aa	3.9
A	14.7
Baa	11.7
Ba	1.2
Not Rated@	1.8

100.0%

*	Calculated as a percentage of net assets
#	Calculated as a percentage of total debt issues, excluding short-term securities.
†	Source: Moody’s
@	Represented debt issues that either have no rating, or the rating is unavailable from the data source.

88

SunAmerica Series Trust SA Fixed Income Intermediate Index Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019

Security Description	Principal Amount	Value (Note 2)
U.S. CORPORATE BONDS & NOTES — 24.6%
Advertising Agencies — 0.2%
Omnicom Group, Inc. Senior Notes 4.45% due 08/15/2020	$700,000	$713,382

Applications Software — 0.5%
Microsoft Corp. Senior Notes 3.13% due 11/03/2025	1,300,000	1,316,251

Auto-Cars/Light Trucks — 0.8%
Ford Motor Credit Co. LLC Senior Notes 4.25% due 09/20/2022	900,000	870,181
General Motors Financial Co., Inc. Company Guar. Notes 2.65% due 04/13/2020	1,300,000	1,288,627

		2,158,808

Auto/Truck Parts & Equipment-Original — 0.3%
Lear Corp. Senior Notes 3.80% due 09/15/2027	1,000,000	924,593

Banks-Commercial — 1.5%
Capital One NA Senior Notes 2.35% due 01/31/2020	1,000,000	993,650
PNC Bank NA Senior Notes 2.95% due 02/23/2025	2,500,000	2,451,440
Synchrony Bank Senior Notes 3.00% due 06/15/2022	1,000,000	956,046

		4,401,136

Banks-Fiduciary — 0.2%
Bank of New York Mellon Corp. Senior Notes 2.05% due 05/03/2021	700,000	688,751

Banks-Super Regional — 0.9%
SunTrust Banks, Inc. Senior Notes 2.90% due 03/03/2021	1,500,000	1,495,178
Wells Fargo & Co. Senior Notes 3.00% due 04/22/2026	1,000,000	958,474

		2,453,652

Beverages-Non-alcoholic — 0.3%
Coca-Cola Co. Senior Notes 2.88% due 10/27/2025	800,000	788,241

Brewery — 0.3%
Anheuser-Busch InBev Finance, Inc. Company Guar. Notes 3.65% due 02/01/2026	800,000	786,003

Cable/Satellite TV — 0.7%
Charter Communications Operating LLC/Charter Communications Operating Capital Senior Sec. Notes 4.46% due 07/23/2022	600,000	612,007

Security Description	Principal Amount	Value (Note 2)
Cable/Satellite TV (continued)
Comcast Cable Communications Holdings, Inc. Company Guar. Notes 9.46% due 11/15/2022	$600,000	$735,493
Comcast Corp. Company Guar. Notes 3.00% due 02/01/2024	800,000	792,209

		2,139,709

Commercial Services-Finance — 1.1%
Block Financial LLC Company Guar. Notes 4.13% due 10/01/2020	1,000,000	1,011,661
Moody’s Corp. Senior Notes 3.25% due 06/07/2021	2,000,000	2,002,094

		3,013,755

Computer Services — 0.3%
International Business Machines Corp. Senior Notes 2.88% due 11/09/2022	1,000,000	987,867

Computers — 0.4%
Apple, Inc. Senior Notes 3.35% due 02/09/2027	1,000,000	1,003,276

Diversified Banking Institutions — 3.3%
Bank of America Corp. Senior Notes 3.88% due 08/01/2025	1,200,000	1,223,493
Citigroup, Inc. Senior Notes 2.88% due 07/24/2023	1,300,000	1,275,987
Goldman Sachs Group, Inc. Senior Notes 2.91% due 07/24/2023	1,300,000	1,272,181
Goldman Sachs Group, Inc. Senior Notes 3.50% due 11/16/2026	2,000,000	1,926,990
JPMorgan Chase & Co. Sub. Notes 3.38% due 05/01/2023	1,300,000	1,298,598
Morgan Stanley Senior Notes 3.63% due 01/20/2027	1,000,000	982,950
Morgan Stanley Senior Notes 3.75% due 02/25/2023	1,300,000	1,321,199

		9,301,398

Diversified Manufacturing Operations — 0.3%
General Electric Capital Corp. Senior Notes 2.20% due 01/09/2020	800,000	792,633

E-Commerce/Products — 0.9%
Amazon.com, Inc. Senior Notes 2.80% due 08/22/2024	1,200,000	1,191,434
eBay, Inc. Senior Notes 3.45% due 08/01/2024	1,300,000	1,276,560

		2,467,994

89

SunAmerica Series Trust SA Fixed Income Intermediate Index Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Principal Amount	Value (Note 2)
U.S. CORPORATE BONDS & NOTES (continued)
E-Commerce/Services — 0.7%
Expedia, Inc. Company Guar. Notes 3.80% due 02/15/2028	$2,000,000	$1,885,487

Electric-Distribution — 1.0%
Connecticut Light & Power Co. 1st Mtg. Notes 3.20% due 03/15/2027	2,000,000	1,960,112
Sempra Energy Senior Notes 3.25% due 06/15/2027	1,000,000	924,493

		2,884,605

Enterprise Software/Service — 0.3%
Oracle Corp. Senior Notes 2.65% due 07/15/2026	900,000	856,354

Finance-Credit Card — 0.9%
American Express Credit Corp. Senior Notes 2.38% due 05/26/2020	2,500,000	2,485,776

Food-Misc./Diversified — 0.4%
Kraft Foods Group, Inc. Company Guar. Notes 3.50% due 06/06/2022	1,000,000	1,001,724

Home Decoration Products — 0.4%
Newell Rubbermaid, Inc. Senior Notes 3.15% due 04/01/2021	1,300,000	1,286,056

Hotels/Motels — 0.3%
Marriott International, Inc. Senior Notes 3.13% due 06/15/2026	900,000	842,808

Machinery-Construction & Mining — 0.3%
Caterpillar Financial Services Corp. Senior Notes 2.10% due 01/10/2020	1,000,000	994,045

Machinery-Farming — 0.5%
John Deere Capital Corp. Senior Notes 2.80% due 09/08/2027	1,500,000	1,422,030

Medical Instruments — 0.3%
Medtronic, Inc. Company Guar. Notes 2.50% due 03/15/2020	900,000	898,077

Medical Products — 0.1%
Abbott Laboratories Senior Notes 3.75% due 11/30/2026	283,000	288,849

Medical-Biomedical/Gene — 0.3%
Gilead Sciences, Inc. Senior Notes 3.50% due 02/01/2025	900,000	903,890

Medical-Drugs — 1.6%
AbbVie, Inc. Senior Notes 2.90% due 11/06/2022	1,500,000	1,481,175

Security Description	Principal Amount	Value (Note 2)
Medical-Drugs (continued)
AbbVie, Inc. Senior Notes 3.60% due 05/14/2025	$800,000	$788,820
Johnson & Johnson Senior Notes 2.45% due 03/01/2026	1,000,000	957,904
Novartis Capital Corp. Company Guar. Notes 3.40% due 05/06/2024	1,200,000	1,224,529

		4,452,428

Medical-HMO — 0.3%
UnitedHealth Group, Inc. Senior Bonds 2.88% due 03/15/2023	1,000,000	995,040

Multimedia — 0.5%
21st Century Fox America, Inc. Company Guar. Notes 3.00% due 09/15/2022	1,500,000	1,498,842

Networking Products — 0.4%
Cisco Systems, Inc. Senior Notes 4.45% due 01/15/2020	1,200,000	1,219,365

Pharmacy Services — 0.6%
CVS Health Corp. Senior Notes 4.00% due 12/05/2023	700,000	714,301
Express Scripts Holding Co. Company Guar. Notes 3.00% due 07/15/2023	1,000,000	978,632

		1,692,933

Pipelines — 1.0%
Kinder Morgan, Inc. Company Guar. Notes 3.15% due 01/15/2023	600,000	590,798
Plains All American Pipeline LP/PAA Finance Corp. Senior Notes 5.75% due 01/15/2020	700,000	714,593
Sabine Pass Liquefaction LLC Senior Sec. Notes 5.63% due 03/01/2025	500,000	538,823
Williams Cos., Inc. Senior Notes 3.60% due 03/15/2022	1,000,000	1,000,860

		2,845,074

Real Estate Investment Trusts — 0.7%
American Tower Corp. Senior Notes 3.45% due 09/15/2021	1,010,000	1,012,406
Simon Property Group LP Senior Notes 4.38% due 03/01/2021	1,000,000	1,026,175

		2,038,581

Retail-Discount — 0.3%
Wal-Mart Stores, Inc. Senior Notes 2.65% due 12/15/2024	1,000,000	991,131

90

SunAmerica Series Trust SA Fixed Income Intermediate Index Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Principal Amount	Value (Note 2)
U.S. CORPORATE BONDS & NOTES (continued)
Semiconductor Components-Integrated Circuits — 0.2%
QUALCOMM, Inc. Senior Notes 3.45% due 05/20/2025	$700,000	$683,261

Tobacco — 0.6%
Altria Group, Inc. Company Guar. Notes 4.00% due 01/31/2024	700,000	703,360
Philip Morris International, Inc. Senior Notes 3.60% due 11/15/2023	1,000,000	1,015,922

		1,719,282

Transport-Services — 0.5%
FedEx Corp. Company Guar. Bonds 3.40% due 02/15/2028	1,500,000	1,434,635

Web Portals/ISP — 0.4%
Alphabet Inc Senior Notes 2.00% due 08/15/2026	1,300,000	1,203,363

Total U.S. Corporate Bonds & Notes (cost $71,872,397)		70,461,085

FOREIGN CORPORATE BONDS & NOTES — 6.7%
Banks-Commercial — 2.0%
Canadian Imperial Bank of Commerce Senior Notes 2.70% due 02/02/2021	1,500,000	1,492,875
Cooperatieve Rabobank UA Company Guar. Notes 3.88% due 02/08/2022	1,300,000	1,328,625
Credit Suisse AG Senior Notes 3.63% due 09/09/2024	1,000,000	1,003,870
Royal Bank of Canada Senior Notes 2.15% due 10/26/2020	2,000,000	1,975,819

		5,801,189

Cellular Telecom — 1.1%
America Movil SAB de CV Company Guar. Notes 5.00% due 03/30/2020	1,000,000	1,018,692
Vodafone Group PLC Senior Notes 4.38% due 05/30/2028	2,000,000	1,991,618

		3,010,310

Diversified Banking Institutions — 2.1%
Bank of Nova Scotia Senior Notes 2.45% due 03/22/2021	1,850,000	1,834,471
HSBC Holdings PLC Senior Notes 3.26% due 03/13/2023	1,300,000	1,290,555
Lloyds Banking Group PLC Senior Notes 3.00% due 01/11/2022	1,300,000	1,277,677
Mitsubishi UFJ Financial Group, Inc. Senior Notes 3.85% due 03/01/2026	800,000	809,471

Security Description	Principal Amount	Value (Note 2)
Diversified Banking Institutions (continued)
Sumitomo Mitsui Financial Group, Inc. Senior Notes 2.63% due 07/14/2026	$1,000,000	$934,905

		6,147,079

Medical-Generic Drugs — 0.9%
Actavis Funding SCS Company Guar. Notes 3.80% due 03/15/2025	600,000	597,911
Allergan Funding SCS Company Guar. Notes 3.45% due 03/15/2022	2,000,000	1,995,599

		2,593,510

Metal-Iron — 0.4%
Vale Overseas, Ltd. Company Guar. Notes 4.38% due 01/11/2022	1,000,000	999,500

Oil Companies-Integrated — 0.2%
Total Capital International SA Company Guar. Notes 3.75% due 04/10/2024	600,000	620,183

Total Foreign Corporate Bonds & Notes (cost $19,407,295)		19,171,771

U.S. GOVERNMENT AGENCIES — 8.8%
Federal Farm Credit Bank — 0.7%
2.55% due 06/11/2020	2,000,000	2,000,908

Federal Home Loan Bank — 4.2%
1.75% due 06/12/2020	2,000,000	1,979,954
1.75% due 07/13/2020	2,000,000	1,975,828
1.88% due 03/13/2020	2,000,000	1,984,016
1.88% due 06/11/2021	2,005,000	1,973,207
1.88% due 11/29/2021	1,000,000	983,916
2.42% due 01/24/2022	1,000,000	997,361
2.50% due 12/09/2022	1,000,000	996,737
2.88% due 09/13/2024	1,000,000	1,007,447

		11,898,466

Federal Home Loan Mtg. Corp. — 1.2%
1.38% due 04/20/2020	2,000,000	1,972,986
2.38% due 01/13/2022	1,500,000	1,496,186

		3,469,172

Federal National Mtg. Assoc. — 2.7%
zero coupon due 10/09/2019	2,000,000	1,964,313
1.38% due 10/07/2021	2,000,000	1,942,600
2.00% due 01/05/2022	1,000,000	985,847
2.13% due 04/24/2026	2,000,000	1,917,836
2.63% due 09/06/2024	1,000,000	1,002,070

		7,812,666

Total U.S. Government Agencies (cost $25,263,805)		25,181,212

U.S. GOVERNMENT TREASURIES — 53.7%
United States Treasury Bonds — 2.7%
6.00% due 02/15/2026	1,000,000	1,222,539

United States Treasury Notes — 51.0%
1.13% due 06/30/2021	1,400,000	1,357,398
1.13% due 07/31/2021	1,400,000	1,354,992
1.25% due 01/31/2020	1,300,000	1,283,293
1.25% due 03/31/2021	1,300,000	1,267,602
1.25% due 10/31/2021	1,500,000	1,452,480

91

SunAmerica Series Trust SA Fixed Income Intermediate Index Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Principal Amount	Value (Note 2)
U.S. GOVERNMENT TREASURIES (continued)
United States Treasury Notes (continued)
1.25% due 07/31/2023	$1,500,000	$1,423,828
1.38% due 01/31/2020	1,000,000	988,516
1.38% due 03/31/2020	1,300,000	1,282,531
1.38% due 04/30/2020	1,300,000	1,282,023
1.38% due 08/31/2020	1,300,000	1,277,504
1.38% due 10/31/2020	1,300,000	1,275,219
1.38% due 01/31/2021	1,300,000	1,272,273
1.38% due 04/30/2021	1,300,000	1,269,277
1.38% due 05/31/2021	1,400,000	1,365,711
1.38% due 06/30/2023	1,300,000	1,241,957
1.38% due 08/31/2023	1,300,000	1,239,977
1.38% due 09/30/2023	1,300,000	1,238,910
1.50% due 06/15/2020	1,300,000	1,282,632
1.50% due 07/15/2020	1,400,000	1,379,984
1.50% due 08/15/2020	1,300,000	1,280,500
1.50% due 01/31/2022	1,500,000	1,459,395
1.50% due 02/28/2023	1,200,000	1,156,313
1.50% due 03/31/2023	1,200,000	1,155,375
1.50% due 08/15/2026	1,500,000	1,391,719
1.63% due 07/31/2020	1,300,000	1,283,090
1.63% due 08/31/2022	1,300,000	1,264,047
1.63% due 11/15/2022	2,000,000	1,941,406
1.63% due 04/30/2023	2,000,000	1,934,063
1.63% due 02/15/2026	1,300,000	1,223,828
1.63% due 05/15/2026	1,400,000	1,314,906
1.75% due 12/31/2020	1,300,000	1,282,887
1.75% due 11/30/2021	1,300,000	1,275,473
1.75% due 09/30/2022	1,000,000	976,094
1.75% due 01/31/2023	3,200,000	3,115,875
1.75% due 05/15/2023	1,300,000	1,263,184
1.88% due 06/30/2020	1,200,000	1,189,547
1.88% due 11/30/2021	1,300,000	1,279,891
1.88% due 02/28/2022	1,300,000	1,278,316
1.88% due 07/31/2022	1,300,000	1,275,676
1.88% due 08/31/2022	1,200,000	1,176,938
1.88% due 09/30/2022	2,000,000	1,961,484
1.88% due 10/31/2022	2,000,000	1,959,766
1.88% due 08/31/2024	1,500,000	1,454,297
2.00% due 09/30/2020	2,000,000	1,983,906
2.00% due 11/30/2020	1,300,000	1,288,625
2.00% due 01/15/2021	2,000,000	1,982,031
2.00% due 05/31/2021	2,000,000	1,978,984
2.00% due 08/31/2021	1,300,000	1,285,273
2.00% due 11/15/2021	1,300,000	1,284,613
2.00% due 12/31/2021	1,300,000	1,284,512
2.00% due 02/15/2022	1,300,000	1,283,598
2.00% due 07/31/2022	1,500,000	1,478,203
2.00% due 10/31/2022	2,000,000	1,968,750
2.00% due 11/30/2022	1,200,000	1,180,875
2.00% due 02/15/2023	1,300,000	1,277,961
2.00% due 04/30/2024	1,300,000	1,270,547
2.00% due 05/31/2024	1,300,000	1,270,039
2.00% due 06/30/2024	1,500,000	1,464,668
2.00% due 02/15/2025	1,300,000	1,263,438
2.00% due 08/15/2025	1,300,000	1,259,324
2.00% due 11/15/2026	1,300,000	1,247,746
2.13% due 08/31/2020	1,300,000	1,292,434
2.13% due 01/31/2021	1,300,000	1,291,113
2.13% due 09/30/2021	1,300,000	1,289,184
2.13% due 12/31/2021	1,300,000	1,288,828
2.13% due 06/30/2022	1,200,000	1,187,859
2.13% due 12/31/2022	1,200,000	1,185,938
2.13% due 11/30/2023	1,300,000	1,281,059

Security Description	Principal Amount	Value (Note 2)
United States Treasury Notes (continued)
2.13% due 02/29/2024	$1,200,000	$1,181,109
2.13% due 03/31/2024	1,300,000	1,278,977
2.13% due 07/31/2024	1,300,000	1,277,047
2.13% due 09/30/2024	2,000,000	1,962,891
2.13% due 11/30/2024	1,000,000	980,547
2.13% due 05/15/2025	1,300,000	1,270,750
2.25% due 03/31/2020	2,000,000	1,993,281
2.25% due 02/15/2021	2,000,000	1,991,172
2.25% due 11/15/2024	1,300,000	1,283,344
2.25% due 12/31/2024	3,000,000	2,960,859
2.25% due 11/15/2025	1,300,000	1,277,504
2.25% due 02/15/2027	1,300,000	1,268,617
2.25% due 08/15/2027	1,300,000	1,265,012
2.25% due 11/15/2027	2,000,000	1,942,813
2.38% due 04/30/2020	2,000,000	1,996,406
2.38% due 12/31/2020	2,000,000	1,996,328
2.38% due 03/15/2021	1,300,000	1,297,664
2.38% due 08/15/2024	1,300,000	1,293,246
2.38% due 05/15/2027	1,300,000	1,279,891
2.50% due 06/30/2020	1,500,000	1,499,941
2.50% due 03/31/2023	1,000,000	1,002,266
2.50% due 08/15/2023	1,500,000	1,503,164
2.50% due 05/15/2024	1,500,000	1,502,402
2.63% due 08/15/2020	1,300,000	1,302,387
2.63% due 11/15/2020	1,300,000	1,302,945
2.63% due 12/31/2023	2,000,000	2,016,562
2.63% due 12/31/2025	2,000,000	2,013,047
2.75% due 11/15/2023	1,300,000	1,317,570
2.75% due 02/28/2025	2,000,000	2,028,437
2.75% due 08/31/2025	2,000,000	2,027,734
2.75% due 02/15/2028	2,000,000	2,020,625
2.88% due 05/15/2028	2,000,000	2,040,234
2.88% due 08/15/2028	2,000,000	2,040,234
3.13% due 05/15/2021	1,300,000	1,318,942
3.63% due 02/15/2020	2,000,000	2,021,484
3.63% due 02/15/2021	1,300,000	1,329,656

		152,384,773

Total U.S. Government Treasuries (cost $154,292,839)		153,607,312

EXCHANGE-TRADED FUNDS — 4.0%
iShares 1-3 Year Treasury Bond ETF	49,800	4,174,734
iShares 10-20 Year Treasury Bond ETF	9,200	1,233,720
iShares 7-10 Year Treasury Bond ETF	11,800	1,237,584
iShares iBoxx Investment Grade Corporate Bond Fund ETF	40,900	4,769,758

Total Exchange-Traded Funds (cost $11,441,262)		11,415,796

Total Long-Term Investment Securities (cost $282,277,598)		279,837,176

92

SunAmerica Series Trust SA Fixed Income Intermediate Index Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Principal Amount	Value (Note 2)
REPURCHASE AGREEMENTS — 1.5%
Agreement with Fixed Income Clearing Corp., bearing interest at 0.50%, dated 01/31/2019, to be repurchased 02/01/2019 in the amount of $4,391,061 collateralized by $4,425,000 of United States Treasury Notes, bearing interest at 2.75% due 06/30/2025 and having an approximate value of $4,481,945 (cost $4,391,000)	$4,391,000	$4,391,000

TOTAL INVESTMENTS (cost $286,668,598)(1)	99.3%	284,228,176
Other assets less liabilities	0.7	1,872,251

NET ASSETS	100.0%	$286,100,427

(1)	See Note 3 for cost of investments on a tax basis.

ETF — Exchange-Traded Funds

The following is a summary of the inputs used to value the Portfolio’s net assets as of January 31, 2019 (see Note 2):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ASSETS:
Investments at Value:*
U.S. Corporate Bonds & Notes	$—	$70,461,085	$—	$70,461,085
Foreign Corporate Bonds & Notes	—	19,171,771	—	19,171,771
U.S. Government Agencies	—	25,181,212	—	25,181,212
U.S. Government Treasuries	—	153,607,312	—	153,607,312
Exchange-Traded Funds	11,415,796	—	—	11,415,796
Repurchase Agreements	—	4,391,000	—	4,391,000

Total Investments at Value	$11,415,796	$272,812,380	$—	$284,228,176

*	For a detailed presentation of investments, please refer to the Portfolio of Investments.

See Notes to Financial Statements

93

SunAmerica Series Trust SA Franklin Small Company Value Portfolio

PORTFOLIO PROFILE — January 31, 2019 — (unaudited)

Industry Allocation*

Banks-Commercial	15.6%
Real Estate Investment Trusts	7.7
Insurance-Multi-line	4.9
Chemicals-Specialty	4.6
Electronic Components-Misc.	3.8
Steel-Producers	3.5
Insurance-Property/Casualty	3.1
Electric-Integrated	2.8
Machinery-Electrical	2.7
Gold Mining	2.6
Building & Construction Products-Misc.	2.6
Oil-Field Services	2.5
Food-Meat Products	2.5
Machinery-Pumps	2.3
Electronic Components-Semiconductors	2.0
Real Estate Operations & Development	2.0
Building-Mobile Home/Manufactured Housing	2.0
Food-Misc./Diversified	1.9
Machinery-Construction & Mining	1.8
Retail-Apparel/Shoe	1.8
Telecom Equipment-Fiber Optics	1.8
Lasers-System/Components	1.7
Gas-Distribution	1.7
Retail-Restaurants	1.5
U.S. Government Agencies	1.4
Transport-Truck	1.4
Consulting Services	1.3
Networking Products	1.2
Medical-Biomedical/Gene	1.2
Medical Labs & Testing Services	1.1
Oil Companies-Exploration & Production	1.1
Machine Tools & Related Products	1.0
Paper & Related Products	0.9
Human Resources	0.9
Building Products-Wood	0.9
Transport-Equipment & Leasing	0.8
Chemicals-Plastics	0.8
Metal Processors & Fabrication	0.7
Diversified Manufacturing Operations	0.7
Building-Residential/Commercial	0.7
Semiconductor Equipment	0.6
Apparel Manufacturers	0.5
Wire & Cable Products	0.5
Repurchase Agreements	0.5
Commercial Services	0.3
Auto/Truck Parts & Equipment-Original	0.2
Textile-Apparel	0.2
Aerospace/Defense	0.2
Oil Field Machinery & Equipment	0.2
Aerospace/Defense-Equipment	0.2
Office Automation & Equipment	0.1

99.0%

*	Calculated as a percentage of net assets

94

SunAmerica Series Trust SA Franklin Small Company Value Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019

Security Description	Shares	Value (Note 2)
COMMON STOCKS — 95.8%
Aerospace/Defense — 0.2%
Wesco Aircraft Holdings, Inc.†	74,753	$653,341

Aerospace/Defense-Equipment — 0.2%
AAR Corp.	13,638	513,880

Apparel Manufacturers — 0.5%
Carter’s, Inc.	21,297	1,765,521

Auto/Truck Parts & Equipment-Original — 0.2%
Titan International, Inc.	138,438	778,022

Banks-Commercial — 15.6%
Access National Corp.	71,121	1,679,167
Bryn Mawr Bank Corp.	115,967	4,289,619
Chemical Financial Corp.	164,267	7,303,311
Columbia Banking System, Inc.	235,940	8,670,795
First Horizon National Corp.	542,500	7,963,900
First of Long Island Corp.	167,322	3,466,912
German American Bancorp, Inc.	44,027	1,287,790
Glacier Bancorp, Inc.	57,400	2,421,132
Lakeland Financial Corp.	148,377	6,681,416
Peoples Bancorp, Inc.	82,200	2,630,400
TrustCo Bank Corp.	216,856	1,682,803
Washington Trust Bancorp, Inc.	55,854	2,906,642

		50,983,887

Building & Construction Products-Misc. — 2.6%
Gibraltar Industries, Inc.†	230,222	8,207,414
Simpson Manufacturing Co., Inc.	4,803	294,808

		8,502,222

Building Products-Wood — 0.9%
Universal Forest Products, Inc.	91,083	2,807,178

Building-Mobile Home/Manufactured Housing — 2.0%
LCI Industries	77,822	6,415,646

Building-Residential/Commercial — 0.7%
Toll Brothers, Inc.	57,530	2,125,158

Chemicals-Plastics — 0.8%
Landec Corp.†	199,100	2,526,579

Chemicals-Specialty — 4.6%
Minerals Technologies, Inc.	102,954	6,030,016
Versum Materials, Inc.	243,587	8,956,694

		14,986,710

Commercial Services — 0.3%
Team, Inc.†	66,831	958,357

Consulting Services — 1.3%
Huron Consulting Group, Inc.†	87,100	4,211,285

Diversified Manufacturing Operations — 0.7%
Carlisle Cos., Inc.	4,498	484,570
Federal Signal Corp.	87,146	1,915,469

		2,400,039

Electric-Integrated — 2.8%
Black Hills Corp.	101,500	6,890,835
IDACORP, Inc.	23,711	2,311,822

		9,202,657

Electronic Components-Misc. — 3.8%
Advanced Energy Industries, Inc.†	124,522	6,386,733
Gentex Corp.	9,500	201,210
Plexus Corp.†	103,942	5,833,225

		12,421,168

Security Description	Shares	Value (Note 2)
Electronic Components-Semiconductors — 2.0%
Synaptics, Inc.†	167,422	$6,663,396

Food-Meat Products — 2.5%
Maple Leaf Foods, Inc.	364,360	8,113,835

Food-Misc./Diversified — 1.9%
Dairy Crest Group PLC	975,349	6,186,611

Gas-Distribution — 1.7%
Spire, Inc.	69,788	5,539,074

Gold Mining — 2.6%
OceanaGold Corp.	2,416,800	8,626,502

Human Resources — 0.9%
AMN Healthcare Services, Inc.†	43,600	2,824,844

Insurance-Multi-line — 4.9%
Horace Mann Educators Corp.	173,351	7,220,069
Old Republic International Corp.	445,400	8,974,810

		16,194,879

Insurance-Property/Casualty — 3.1%
Hanover Insurance Group, Inc.	90,100	10,275,004

Lasers-System/Components — 1.7%
Coherent, Inc.†	47,213	5,580,577

Machine Tools & Related Products — 1.0%
Kennametal, Inc.	88,907	3,341,125

Machinery-Construction & Mining — 1.8%
Astec Industries, Inc.	41,652	1,541,957
Oshkosh Corp.	59,900	4,495,495

		6,037,452

Machinery-Electrical — 2.7%
Regal Beloit Corp.	115,300	8,850,428

Machinery-Pumps — 2.3%
Mueller Water Products, Inc., Class A	758,100	7,490,028

Medical Labs & Testing Services — 1.1%
Syneos Health, Inc.†	69,600	3,552,384

Medical-Biomedical/Gene — 1.2%
Cambrex Corp.†	86,332	3,768,392

Metal Processors & Fabrication — 0.5%
Mueller Industries, Inc.	68,488	1,774,524

Networking Products — 1.2%
LogMeIn, Inc.	41,100	3,823,122

Office Automation & Equipment — 0.1%
Zebra Technologies Corp., Class A†	2,053	356,401

Oil Field Machinery & Equipment — 0.2%
Natural Gas Services Group, Inc.†	36,814	607,799

Oil-Field Services — 2.5%
Hunting PLC	1,003,971	7,367,600
Oil States International, Inc.†	46,295	797,200

		8,164,800

Paper & Related Products — 0.9%
P.H. Glatfelter Co.	240,877	3,078,408

Real Estate Investment Trusts — 7.7%
Brandywine Realty Trust	237,300	3,571,365
Highwoods Properties, Inc.	130,200	5,770,464
LTC Properties, Inc.	84,737	4,019,923
Retail Properties of America, Inc., Class A	546,038	6,901,921

95

SunAmerica Series Trust SA Franklin Small Company Value Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Shares	Value (Note 2)
COMMON STOCKS (continued)
Real Estate Investment Trusts (continued)
Sunstone Hotel Investors, Inc.	353,407	$5,053,720

		25,317,393

Real Estate Operations & Development — 2.0%
McGrath RentCorp	131,899	6,647,710

Retail-Apparel/Shoe — 1.8%
Caleres, Inc.	199,027	5,938,966

Retail-Restaurants — 1.5%
Brinker International, Inc.	118,404	4,797,730

Semiconductor Equipment — 0.6%
MKS Instruments, Inc.	22,978	1,875,694

Steel-Producers — 3.5%
Carpenter Technology Corp.	150,831	7,128,273
Reliance Steel & Aluminum Co.	53,963	4,418,490

		11,546,763

Telecom Equipment-Fiber Optics — 1.8%
Finisar Corp.†	251,071	5,719,397

Textile-Apparel — 0.2%
Unifi, Inc.†	34,200	731,538

Transport-Equipment & Leasing — 0.8%
Greenbrier Cos., Inc.	65,240	2,766,828

Transport-Truck — 1.4%
Heartland Express, Inc.	235,000	4,702,350

Wire & Cable Products — 0.5%
Encore Wire Corp.	20,653	1,113,196
Insteel Industries, Inc.	26,198	578,714

		1,691,910

Total Common Stocks (cost $303,654,387)		313,837,514

Security Description	Principal Amount	Value (Note 2)
U.S. CORPORATE BONDS & NOTES — 1.3%
Metal Processors & Fabrication — 0.2%
Mueller Industries, Inc. Sub. Notes 6.00% due 03/01/2027	$792,000	$738,540

Oil Companies-Exploration & Production — 1.1%
Unit Corp. Company Guar. Notes 6.63% due 05/15/2021	3,675,000	3,472,875

Total U.S. Corporate Bonds & Notes (cost $4,328,938)		4,211,415

Total Long-Term Investment Securities (cost $307,983,325)		318,048,929

SHORT-TERM INVESTMENT SECURITIES — 1.4%
U.S. Government Agencies — 1.4%
Federal Home Loan Bank Disc. Notes 2.29% due 02/01/2019 (cost $4,800,000)	4,800,000	4,800,000

REPURCHASE AGREEMENTS — 0.5%
Agreement with Fixed Income Clearing Corp., bearing interest at 0.50% dated 01/31/2019, to be purchased 02/01/2019 in the amount $1,613,022 and collaterallized by $1,610,000 of United States Treasury Notes, bearing interest at 2.88% due 05/31/2025 and having an approximate value of $1,646,315 (cost $1,613,000)	1,613,000	1,613,000

TOTAL INVESTMENTS (cost $314,396,325)(1)	99.0%	324,461,929
Other assets less liabilities	1.0	3,121,446

NET ASSETS	100.0%	$327,583,375

†	Non-income producing security
(1)	See Note 3 for cost of investments on a tax basis.

The following is a summary of the inputs used to value the Portfolio’s net assets as of January 31, 2019 (see Note 2):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs		Level 3 - Significant Unobservable Inputs	Total
ASSETS:
Investments at Value:*
Common Stocks	$300,283,303	$13,554,211	**	$—	$313,837,514
U.S. Corporate Bonds & Notes	—	4,211,415		—	4,211,415
Short-Term Investment Securities	—	4,800,000		—	4,800,000
Repurchase Agreements	—	1,613,000		—	1,613,000

Total Investments at Value	$300,283,303	$24,178,626		$—	$324,461,929

*	For a detailed presentation of investments, please refer to the Portfolio of Investments.
**	Represents foreign equity securities that have been fair valued in accordance with pricing procedures approved by the Board (see Note 2).

See Notes to Financial Statements

96

SunAmerica Series Trust SA Global Index Allocation 60/40 Portfolio#

PORTFOLIO PROFILE — January 31, 2019 — (unaudited)

Industry Allocation*

Domestic Fixed Income Investment Companies	37.2%
Domestic Equity Investment Companies	33.3
International Equity Investment Companies	29.7

100.2%

*	Calculated as a percentage of net assets
#	See Note 1

97

SunAmerica Series Trust SA Global Index Allocation 60/40 Portfolio##

PORTFOLIO OF INVESTMENTS — January 31, 2019

Security Description	Shares	Value (Note 2)
AFFILIATED REGISTERED INVESTMENT COMPANIES@# — 100.2%
Domestic Equity Investment Companies — 33.3%
SunAmerica Series Trust SA Large Cap Index Portfolio, Class 1	184,543	$3,986,123
SunAmerica Series Trust SA Mid Cap Index Portfolio, Class 1	87,621	918,265
SunAmerica Series Trust SA Small Cap Index Portfolio, Class 1	50,947	541,569

Total Domestic Equity Investment Companies (cost $5,744,509)		5,445,957

Domestic Fixed Income Investment Companies — 37.2%
SunAmerica Series Trust SA Fixed Income Index Portfolio, Class 1	387,138	3,863,638
SunAmerica Series Trust SA Fixed Income Intermediate Index Portfolio, Class 1	224,166	2,210,272

Total Domestic Fixed Income Investment Companies (cost $6,075,189)		6,073,910

International Equity Investment Companies — 29.7%
SunAmerica Series Trust SA Emerging Markets Equity Index, Class 1	39,473	554,603

Security Description	Shares	Value (Note 2)
International Equity Investment Companies (continued)
SunAmerica Series Trust SA International Index Portfolio, Class 1	417,564	$4,305,081

Total International Equity Investment Companies (cost $5,056,007)		4,859,684

TOTAL INVESTMENTS (cost $16,875,705)(1)	100.2%	16,379,551
Liabilities in excess of other assets	(0.2)	(35,832)

NET ASSETS	100.0%	$16,343,719

@	The SunAmerica Series Trust SA Global Index Allocation 60/40 Portfolio invests in Class 1 shares of the underlying Portfolios, which are Portfolios of the SunAmerica Series Trust. Additional information on the underlying Portfolios, including such portfolios’ prospectuses and shareholder reports are available on our website, www.aig.com/getprospectus.
#	See Note 8
##	See Note 1
(1)	See Note 3 for cost of investments on a tax basis.

The following is a summary of the inputs used to value the Portfolio’s net assets as of January 31, 2019 (see Note 2):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ASSETS:
Investments at Value:*
Affiliated Registered Investment Companies	$16,379,551	$—	$—	$16,379,551

*	For a detailed presentation of investments, please refer to the Portfolio of Investments.

See Notes to Financial Statements

98

SunAmerica Series Trust SA Global Index Allocation 75/25 Portfolio#

PORTFOLIO PROFILE — January 31, 2019 — (unaudited)

Industry Allocation*

Domestic Equity Investment Companies	42.0%
International Equity Investment Companies	36.7
Domestic Fixed Income Investment Companies	21.5

100.2%

*	Calculated as a percentage of net assets
#	See Note 1

99

SunAmerica Series Trust SA Global Index Allocation 75/25 Portfolio##

PORTFOLIO OF INVESTMENTS — January 31, 2019

Security Description	Shares	Value (Note 2)
AFFILIATED REGISTERED INVESTMENT COMPANIES@# — 100.2%
Domestic Equity Investment Companies — 42.0%
SunAmerica Series Trust SA Large Cap Index Portfolio, Class 1	287,252	$6,204,651
SunAmerica Series Trust SA Mid Cap Index Portfolio, Class 1	143,897	1,508,041
SunAmerica Series Trust SA Small Cap Index Portfolio, Class 1	111,043	1,180,389

Total Domestic Equity Investment Companies (cost $9,420,095)		8,893,081

Domestic Fixed Income Investment Companies — 21.5%
SunAmerica Series Trust SA Fixed Income Index Portfolio, Class 1	280,721	2,801,598
SunAmerica Series Trust SA Fixed Income Intermediate Index Portfolio, Class 1	178,776	1,762,734

Total Domestic Fixed Income Investment Companies (cost $4,568,265)		4,564,332

International Equity Investment Companies — 36.7%
SunAmerica Series Trust SA Emerging Markets Equity Index, Class 1	82,274	1,155,943

Security Description	Shares	Value (Note 2)
International Equity Investment Companies (continued)
SunAmerica Series Trust SA International Index Portfolio, Class 1	641,948	$6,618,484

Total International Equity Investment Companies (cost $8,041,568)		7,774,427

TOTAL INVESTMENTS (cost $22,029,928)(1)	100.2%	21,231,840
Liabilities in excess of other assets	(0.2)	(38,065)

NET ASSETS	100.0%	$21,193,775

@	The SunAmerica Series Trust SA Global Index Allocation 75/25 Portfolio invests in Class 1 shares of the underlying Portfolios, which are Portfolios of the SunAmerica Series Trust. Additional information on the underlying Portfolios, including such portfolios’ prospectuses and shareholder reports are available on our website, www.aig.com/getprospectuses.
##	See Note 1
#	See Note 8
(1)	See Note 3 for cost of investments on a tax basis.

The following is a summary of the inputs used to value the Portfolio’s net assets as of January 31, 2019 (see Note 2):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ASSETS:
Investments at Value:*
Affiliated Registered Investment Companies	$21,231,840	$—	$—	$21,231,840

*	For a detailed presentation of investments, please refer to the Portfolio of Investments.

See Notes to Financial Statements

100

SunAmerica Series Trust SA Global Index Allocation 90/10 Portfolio#

PORTFOLIO PROFILE — January 31, 2019 — (unaudited)

Industry Allocation*

Domestic Equity Investment Companies	49.1%
International Equity Investment Companies	44.4
Domestic Fixed Income Investment Companies	6.6

100.1%

*	Calculated as a percentage of net assets
#	See Note 1

101

SunAmerica Series Trust SA Global Index Allocation 90/10 Portfolio##

PORTFOLIO OF INVESTMENTS — January 31, 2019

Security Description	Shares	Value (Note 2)
AFFILIATED REGISTERED INVESTMENT COMPANIES@# — 100.1%
Domestic Equity Investment Companies — 49.1%
SunAmerica Series Trust SA Large Cap Index Portfolio, Class 1	1,142,436	$24,676,625
SunAmerica Series Trust SA Mid Cap Index Portfolio, Class 1	643,095	6,739,632
SunAmerica Series Trust SA Small Cap Index Portfolio, Class 1	454,638	4,832,799

Total Domestic Equity Investment Companies (cost $38,700,409)		36,249,056

Domestic Fixed Income Investment Companies — 6.6%
SunAmerica Series Trust SA Fixed Income Index Portfolio, Class 1	306,198	3,055,855
SunAmerica Series Trust SA Fixed Income Intermediate Index Portfolio, Class 1	183,158	1,805,941

Total Domestic Fixed Income Investment Companies (cost $4,869,922)		4,861,796

International Equity Investment Companies — 44.4%
SunAmerica Series Trust SA Emerging Markets Equity Index, Class 1	286,010	4,018,437

Security Description	Shares	Value (Note 2)
International Equity Investment Companies (continued)
SunAmerica Series Trust SA International Index Portfolio, Class 1	2,789,722	$28,762,032

Total International Equity Investment Companies (cost $34,409,916)		32,780,469

TOTAL INVESTMENTS (cost $77,980,247)(1)	100.1%	73,891,321
Liabilities in excess of other assets	(0.1)	(50,552)

NET ASSETS	100.0%	$73,840,769

@	The SunAmerica Series Trust SA Global Index Allocation 90/10 Portfolio invests in Class 1 shares of the underlying Portfolios, which are Portfolios of the SunAmerica Series Trust. Additional information on the underlying Portfolios, including such portfolios’ prospectuses and shareholder reports are available on our website, www.aig.com/getprospectus.
#	See Note 8
##	See Note 1
(1)	See Note 3 for cost of investments on a tax basis.

The following is a summary of the inputs used to value the Portfolio’s net assets as of January 31, 2019 (see Note 2):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ASSETS:
Investments at Value:*
Affiliated Registered Investment Companies	$73,891,321	$—	$—	$73,891,321

*	For a detailed presentation of investments, please refer to the Portfolio of Investments.

See Notes to Financial Statements

102

SunAmerica Series Trust SA Goldman Sachs Global Bond Portfolio

PORTFOLIO PROFILE — January 31, 2019 — (unaudited)

Industry Allocation*

Sovereign	40.1%
Diversified Financial Services	7.6
Foreign Government Obligations	6.7
United States Treasury Bonds	6.3
Banks-Special Purpose	5.8
United States Treasury Notes	4.6
Diversified Banking Institutions	3.5
Registered Investment Companies	3.5
Commercial Paper	3.4
Banks-Commercial	3.0
Winding-Up Agency	1.5
Municipal Bonds & Notes	1.4
Regional Authority	1.0
Medical-Drugs	0.8
Pipelines	0.7
Cable/Satellite TV	0.6
Brewery	0.6
Pharmacy Services	0.6
Cellular Telecom	0.6
Federal Home Loan Bank	0.6
Federal National Mtg. Assoc.	0.5
SupraNational Banks	0.5
Banks-Super Regional	0.4
Water	0.4
Telephone-Integrated	0.4
Real Estate Investment Trusts	0.4
Federal Home Loan Mtg. Corp.	0.3
Tobacco	0.3
Agricultural Chemicals	0.3
Semiconductor Components-Integrated Circuits	0.2
Retail-Discount	0.2
Commercial Services-Finance	0.2
Medical-Hospitals	0.2
Broadcast Services/Program	0.1
Oil Companies-Exploration & Production	0.1
Independent Power Producers	0.1
Rental Auto/Equipment	0.1
Containers-Metal/Glass	0.1
Consumer Products-Misc.	0.1
Containers-Paper/Plastic	0.1
Transport-Equipment & Leasing	0.1
Dialysis Centers	0.1
Retail-Restaurants	0.1
Veterinary Diagnostics	0.1
Options Purchased	0.1
Oil Refining & Marketing	0.1
Chemicals-Specialty	0.1
Financial Guarantee Insurance	0.1

98.7%

Country Allocation*

United States	32.4%
Japan	23.9
Germany	7.6
United Kingdom	7.5
Italy	7.3
France	5.4
Spain	4.4
Cayman Islands	1.8
Belgium	1.8
Australia	1.5
Canada	1.3
Netherlands	0.6
SupraNational	0.5
Switzerland	0.4
Sweden	0.3
Denmark	0.3
Austria	0.3
Argentina	0.3
Luxembourg	0.2
South Africa	0.1
Ireland	0.1
Mexico	0.1
Guernsey	0.1
Israel	0.1
Bermuda	0.1
India	0.1
Indonesia	0.1
Sri Lanka	0.1

98.7%

Credit Quality#†

Aaa	34.0%
Aa	11.2
A	24.3
Baa	22.6
Ba	2.5
B	1.4
Caa	0.4
Ca	0.2
Not Rated@	3.4

100.0%

*	Calculated as a percentage of net assets.
#	Calculated as a percentage of total debt issues, excluding short-term securities.
†	Source: Moody’s
@	Represents debt issues that either have no rating, or the rating is unavailable from the data source.

103

SunAmerica Series Trust SA Goldman Sachs Global Bond Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019

Security Description		Principal Amount**	Value (Note 2)
ASSET BACKED SECURITIES — 7.6%
Cayman Islands — 1.5%
Madison Park Funding XXX, Ltd. FRS Series 2018-30A, Class A 3.54% (3 ML+0.75%) due 04/15/2029*(1)	$	3,150,000	$3,103,884
Recette Clo, Ltd. FRS Series 2015-1A, Class AR 3.68% (3 ML+0.92%) due 10/20/2027*(1)		3,050,000	3,030,221

			6,134,105

United Kingdom — 1.9%
Harben Finance PLC FRS Series 2017-1X, Class A 1.69% (3 ML GBP+0.80%) due 08/20/2056(2)	GBP	711,577	930,232
London Wall Mtg. Capital PLC FRS Series 2017-FL1, Class A 1.74% (3 ML+0.85%) due 11/15/2049(2)	GBP	1,294,187	1,691,965
Ripon Mortgages PLC FRS Series 1X, Class A2 1.69% (3 ML GBP+0.80%) due 08/20/2056(2)	GBP	2,214,654	2,882,035
Ripon Mortgages PLC FRS Series 1X, Class A1 1.69% (3 ML+0.80%) due 08/20/2056(2)	GBP	224,813	292,559
Warwick Finance Residential Mortgages PLC FRS Series 1, Class A 1.91% (3 ML GBP+1.00%) due 09/21/2049(2)	GBP	1,200,781	1,573,306

			7,370,097

United States — 4.2%
Bank of America Student Loan Trust FRS Series 2010-1A, Class A 3.57% (3 ML+0.80%) due 02/25/2043*		334,769	336,340
Countrywide Alternative Loan Trust FRS Series 2006-OA1, Class 2A1 2.72% (1 ML+0.21%) due 03/20/2046(2)		243,239	219,693
Countrywide Alternative Loan Trust FRS Series 2005-82, Class A1 2.78% (1 ML+0.27%) due 02/25/2036(2)		470,185	424,998
ECMC Group Student Loan Trust FRS Series 2016-1A, Class A 3.86% (1 ML+1.35%) due 07/26/2066*		1,929,872	1,951,591
Higher Education Funding I FRS Series 2014-1, Class A 3.74% (3 ML+1.05%) due 05/25/2034*		1,772,791	1,775,007

Security Description		Principal Amount**	Value (Note 2)
United States (continued)
Home Equity Loan Trust FRS Series 2007-FRE1, Class 2AV3 4.11% (1 ML+0.23%) due 04/25/2037	$	750,000	$667,608
Lehman XS Trust FRS Series 2007-7N, Class 1A2 3.37% (1 ML+0.24%) due 06/25/2047(2)		388,628	343,643
Navient Student Loan Trust FRS Series 2016-5A, Class A 3.26% (1 ML+1.25%) due 06/25/2065*		2,115,240	2,137,764
Panhandle-Plains Higher Education Authority, Inc. FRS Series 2011-1, Class A3 3.75% (3 ML+0.95%) due 10/01/2037		1,250,000	1,253,124
Scholar Funding Trust FRS Series 2010-A, Class A 3.51% (3 ML+0.75%) due 10/28/2041*		578,124	570,717
Sequoia Mtg. Trust FRS Series 2004-10, Class A3A 3.35% (6 ML+0.66%) due 11/20/2034(2)		33,707	33,342
SLM Student Loan Trust FRS Series 2003-1, Class A5A 2.90% (3 ML+0.11%) due 12/15/2032*		1,503,556	1,439,596
SLM Student Loan Trust FRS Series 2008-2, Class A3 3.10% (3 ML+0.75%) due 04/25/2023		306,879	304,041
SLM Student Loan Trust FRS Series 2007-2, Class A4 3.52% (3 ML+0.06%) due 07/25/2022		2,058,640	2,003,174
SLM Student Loan Trust FRS Series 2008-4, Class A4 4.27% (3 ML+1.65%) due 07/25/2022		673,763	680,480
SLM Student Loan Trust FRS Series 2008-5, Class A4 4.47% (3 ML+1.70%) due 07/25/2023		868,726	883,099
Station Place Securitization Trust FRS Series 2015-2, Class A 3.06% (1 ML+0.55%) due 07/15/2019*(2)		850,000	850,000
Washington Mutual Mtg. Pass-Through Certs. FRS Series 2006-AR5 Class 4A 4.50% (12 MTA+0.99%) due 06/25/2046(2)		321,818	276,764
Wells Fargo Alternative Loan Trust VRS Series 2007-PA6, Class A1 1.98% due 12/28/2037(2)(4)		309,142	303,040

			16,454,021

Total Asset Backed Securities (cost $30,070,648)			29,958,223

104

SunAmerica Series Trust SA Goldman Sachs Global Bond Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 —(continued)

Security Description		Principal Amount**	Value (Note 2)
CORPORATE BONDS & NOTES — 21.5%
Belgium — 0.2%
KBC Group NV Senior Notes 0.75% due 10/18/2023	EUR	600,000	$681,966

Bermuda — 0.1%
IHS Markit, Ltd. Company Guar. Notes 4.75% due 02/15/2025*		250,000	249,600

Canada — 0.1%
1011778 BC ULC/New Red Finance, Inc. Sec. Notes 5.00% due 10/15/2025*		400,000	386,000
Cenovus Energy, Inc. Senior Notes 4.25% due 04/15/2027		150,000	143,623

			529,623

Cayman Islands — 0.3%
China Evergrande Group Senior Sec. Notes 8.75% due 06/28/2025		200,000	177,528
Park Aerospace Holdings, Ltd. Company Guar. Notes 5.25% due 08/15/2022*		400,000	406,120
Thames Water Utilities Cayman Finance, Ltd. Sec. Notes 5.75% due 09/13/2030	GBP	550,000	786,932

			1,370,580

France — 2.7%
BNP Paribas SA Senior Notes 3.38% due 01/09/2025*		2,050,000	1,974,431
BPCE SA Senior Notes 4.00% due 09/12/2023*		1,300,000	1,295,461
Dexia Credit Local SA Government Guar. Notes 1.13% due 06/15/2022	GBP	5,600,000	7,264,426

			10,534,318

Germany — 7.3%
FMS Wertmanagement Government Guar. Notes zero coupon due 11/13/2020	EUR	2,500,000	2,881,229
FMS Wertmanagement Government Guar. Notes 1.88% due 05/09/2019		2,900,000	3,339,022
KFW Government Guar. Notes zero coupon due 12/15/2022	EUR	16,000,000	18,448,124
KFW Government Guar. Notes 0.38% due 03/15/2023	EUR	2,800,000	3,274,181
KFW Government Guar. Notes 5.00% due 12/01/2020	SEK	2,000,000	240,664
KFW Government Guar. Notes 6.00% due 08/20/2020	AUD	800,000	614,963

			28,798,183

Security Description		Principal Amount**	Value (Note 2)
Guernsey — 0.1%
Credit Suisse Group Funding Guernsey, Ltd. Company Guar. Notes 1.25% due 04/14/2022	EUR	350,000	$405,172

India — 0.1%
Reliance Industries, Ltd. Senior Notes 3.67% due 11/30/2027*		250,000	233,621

Ireland — 0.1%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. Company Guar. Notes 7.25% due 05/15/2024*		400,000	413,500

Luxembourg — 0.2%
Telecom Italia Finance SA Company Guar. Notes 7.75% due 01/24/2033	EUR	450,000	619,542

Mexico — 0.1%
America Movil SAB de CV Senior Notes 6.00% due 06/09/2019	MXN	4,310,000	222,187
Mexico City Airport Trust Senior Sec. Notes 5.50% due 07/31/2047		200,000	177,180

			399,367

Netherlands — 0.6%
Cooperatieve Rabobank UA Sub. Notes 3.88% due 07/25/2023	EUR	450,000	578,896
NXP BV/NXP Funding LLC Company Guar. Notes 3.88% due 09/01/2022*		900,000	896,715
Syngenta Finance NV Company Guar. Notes 4.44% due 04/24/2023*		450,000	445,100
Syngenta Finance NV Company Guar. Notes 4.89% due 04/24/2025*		350,000	342,629
Syngenta Finance NV Company Guar. Notes 5.18% due 04/24/2028*		200,000	190,487

			2,453,827

Singapore — 0.0%
ABJA Investment Co. Pte, Ltd. Senior Notes 5.45% due 01/24/2028		200,000	180,435

Spain — 0.4%
Banco de Sabadell SA Senior Notes 0.88% due 03/05/2023	EUR	300,000	332,400
Banco Santander SA Senior Notes 4.38% due 04/12/2028		200,000	195,758
CaixaBank SA Senior Notes 1.13% due 05/17/2024	EUR	400,000	454,955

105

SunAmerica Series Trust SA Goldman Sachs Global Bond Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 —(continued)

Security Description		Principal Amount**	Value (Note 2)
CORPORATE BONDS & NOTES (continued)
Spain (continued)
FCC Aqualia SA Senior Sec. Notes 2.63% due 06/08/2027	EUR	600,000	$686,228

			1,669,341

Switzerland — 0.3%
Credit Suisse Group AG Senior Bonds 3.87% due 01/12/2029*		1,100,000	1,050,146

United Kingdom — 0.6%
BAT International Finance PLC Company Guar. Notes 3.95% due 06/15/2025*		1,000,000	981,006
HSBC Holdings PLC Senior Notes 2.18% due 06/27/2023	GBP	600,000	780,223
Vodafone Group PLC Senior Notes 3.75% due 01/16/2024		500,000	499,614

			2,260,843

United States — 8.3%
Anheuser-Busch InBev Finance, Inc. Company Guar. Notes 3.30% due 02/01/2023		300,000	299,306
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. Company Guar. Notes 3.65% due 02/01/2026*		2,000,000	1,965,007
Anheuser-Busch InBev Worldwide, Inc. Company Guar. Notes 4.60% due 04/15/2048		200,000	181,049
AT&T, Inc. Senior Notes 3.95% due 01/15/2025		100,000	100,937
AT&T, Inc. Senior Notes 4.10% due 02/15/2028		300,000	297,706
AT&T, Inc. Senior Notes 4.35% due 06/15/2045		50,000	44,112
Bank of America Corp. Senior Notes 3.25% due 10/21/2027		1,450,000	1,387,435
Bank of America Corp. Senior Notes 3.37% due 01/23/2026		1,000,000	985,070
Bank of America Corp. Senior Notes 4.27% due 07/23/2029		400,000	412,152
Bayer US Finance II LLC Company Guar. Notes 3.88% due 12/15/2023*		400,000	399,462
Bayer US Finance II LLC Company Guar. Notes 4.25% due 12/15/2025*		650,000	647,186
Bayer US Finance II LLC Company Guar. Notes 4.38% due 12/15/2028*		350,000	343,346

Security Description		Principal Amount**	Value (Note 2)
United States (continued)
Charter Communications Operating LLC/Charter Communications Operating Capital Senior Sec. Notes 5.05% due 03/30/2029	$	600,000	$612,779
Cigna Corp. Company Guar. Notes 3.75% due 07/15/2023*		1,550,000	1,570,744
Cigna Corp. Company Guar. Notes 4.13% due 11/15/2025*		300,000	306,080
Cigna Corp. Company Guar. Notes 4.90% due 12/15/2048*		350,000	357,449
CIT Group, Inc. Senior Notes 5.25% due 03/07/2025		400,000	412,000
Citigroup, Inc. Senior Notes 3.40% due 05/01/2026		1,400,000	1,362,527
Citigroup, Inc. Senior Notes 3.67% due 07/24/2028		200,000	196,118
Comcast Corp. Company Guar. Notes 3.70% due 04/15/2024		750,000	767,735
Comcast Corp. Company Guar. Notes 3.95% due 10/15/2025		550,000	569,178
Comcast Corp. Company Guar. Notes 4.15% due 10/15/2028		600,000	621,265
Comcast Corp. Company Guar. Notes 4.70% due 10/15/2048		250,000	261,079
Continental Resources, Inc. Company Guar. Notes 4.50% due 04/15/2023		100,000	101,870
Crown Castle International Corp. Senior Notes 4.30% due 02/15/2029		250,000	250,989
DaVita HealthCare Partners, Inc. Company Guar. Notes 5.13% due 07/15/2024		400,000	395,120
Diamondback Energy, Inc. Company Guar. Notes 4.75% due 11/01/2024		400,000	399,000
Dollar Tree, Inc. Senior Notes 4.00% due 05/15/2025		400,000	392,422
Dollar Tree, Inc. Senior Notes 4.20% due 05/15/2028		500,000	473,886
Elanco Animal Health, Inc. Senior Notes 4.27% due 08/28/2023*		350,000	352,473
EMD Finance LLC Company Guar. Notes 3.25% due 03/19/2025*		900,000	871,527
EQM Midstream Partners LP Senior Notes 4.75% due 07/15/2023		400,000	405,670

106

SunAmerica Series Trust SA Goldman Sachs Global Bond Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 —(continued)

Security Description		Principal Amount**	Value (Note 2)
CORPORATE BONDS & NOTES (continued)
United States (continued)
Fox Corp. Company Guar. Notes 4.03% due 01/25/2024*	$	150,000	$153,008
Fox Corp. Company Guar. Notes 4.71% due 01/25/2029*		550,000	573,767
HCA, Inc. Senior Notes 5.25% due 04/15/2025		250,000	264,675
HCA, Inc. Company Guar. Notes 5.38% due 02/01/2025		200,000	206,438
Huntsman International LLC Company Guar. Notes 5.13% due 11/15/2022		250,000	258,750
JPMorgan Chase & Co. Senior Notes 3.96% due 01/29/2027		400,000	407,075
JPMorgan Chase & Co. Senior Notes 4.02% due 12/05/2024		1,450,000	1,485,722
JPMorgan Chase & Co. Senior Notes 4.45% due 12/05/2029		250,000	261,907
Level 3 Financing, Inc. Company Guar. Notes 5.63% due 02/01/2023		400,000	402,000
MGIC Investment Corp. Senior Notes 5.75% due 08/15/2023		250,000	256,250
Morgan Stanley Senior Notes 3.13% due 07/27/2026		1,500,000	1,438,687
Morgan Stanley Senior Notes 4.43% due 01/23/2030		1,000,000	1,038,965
MPLX LP Senior Notes 4.50% due 04/15/2038		350,000	321,283
MPLX LP Senior Notes 4.70% due 04/15/2048		300,000	271,987
Refinitiv US Holdings, Inc. Senior Sec. Notes 6.25% due 05/15/2026*		400,000	393,000
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC Company Guar. Notes 7.00% due 07/15/2024*		400,000	409,000
Sabine Pass Liquefaction LLC Senior Sec. Notes 5.63% due 03/01/2025		650,000	700,470
Spectrum Brands, Inc. Company Guar. Notes 6.63% due 11/15/2022		400,000	410,000
Sprint Communications, Inc. Senior Notes 7.00% due 08/15/2020		1,450,000	1,504,375

Security Description		Principal Amount**	Value (Note 2)
United States (continued)
Targa Resources Partners LP/Targa Resources Partners Finance Corp. Company Guar. Notes 5.88% due 04/15/2026*	$	400,000	$403,500
United Rentals North America, Inc. Company Guar. Notes 6.50% due 12/15/2026		400,000	415,000
Valero Energy Corp. Senior Notes 4.35% due 06/01/2028		100,000	101,610
Valero Energy Partners LP Senior Notes 4.38% due 12/15/2026		300,000	302,099
VEREIT Operating Partnership LP Company Guar. Notes 4.63% due 11/01/2025		650,000	655,133
VEREIT Operating Partnership LP Company Guar. Notes 4.88% due 06/01/2026		300,000	305,006
Vistra Energy Corp. Company Guar. Notes 7.63% due 11/01/2024		450,000	478,125
Wells Fargo & Co. Senior Notes 3.00% due 10/23/2026		1,600,000	1,529,405
Wells Fargo & Co. Senior Notes 4.15% due 01/24/2029		150,000	154,045

			32,843,961

Venezuela — 0.0%
Petroleos de Venezuela SA Company Guar. Bonds 5.38% due 04/12/2027†(3)(5)(6)(11)		390,000	78,312

Total Corporate Bonds & Notes (cost $86,089,155)			84,772,337

FOREIGN GOVERNMENT OBLIGATIONS — 41.6%
Argentina — 0.3%
Republic of Argentina Senior Notes 2.26% due 12/31/2038(7)	EUR	20,000	13,632
Republic of Argentina Senior Notes 2.50% due 12/31/2038(7)		100,000	59,250
Republic of Argentina Senior Notes 3.38% due 01/15/2023	EUR	240,000	232,812
Republic of Argentina Senior Notes 5.25% due 01/15/2028	EUR	310,000	277,935
Republic of Argentina Senior Bonds 6.88% due 01/11/2048		590,000	451,350

			1,034,979

107

SunAmerica Series Trust SA Goldman Sachs Global Bond Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 —(continued)

Security Description		Principal Amount**	Value (Note 2)
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Australia — 1.5%
Commonwealth of Australia Senior Bonds 2.75% due 11/21/2027	AUD	3,750,000	$2,842,913
Commonwealth of Australia Senior Notes 3.25% due 06/21/2039	AUD	740,000	588,298
Commonwealth of Australia Senior Bonds 4.50% due 04/21/2033	AUD	1,100,000	1,002,162
Commonwealth of Australia Senior Bonds 5.50% due 04/21/2023	AUD	1,660,000	1,387,184

			5,820,557

Austria — 0.3%
Republic of Austria Senior Notes 1.50% due 11/02/2086*	EUR	1,100,000	1,229,902

Belgium — 1.5%
Kingdom of Belgium Senior Notes 0.20% due 10/22/2023*	EUR	2,170,000	2,520,650
Kingdom of Belgium Senior Notes 0.80% due 06/22/2027*	EUR	650,000	764,639
Kingdom of Belgium Senior Notes 0.90% due 06/22/2029*	EUR	1,140,000	1,326,471
Kingdom of Belgium Senior Bonds 2.15% due 06/22/2066*	EUR	1,170,000	1,434,344

			6,046,104

Canada — 1.2%
Government of Canada Bonds 2.75% due 12/01/2048	CAD	880,000	756,802
Province of British Columbia, Canada Notes 2.85% due 06/18/2025	CAD	3,600,000	2,814,052
Province of British Columbia, Canada Senior Notes 4.95% due 06/18/2040	CAD	400,000	398,962
Province of Ontario, Canada Notes 2.85% due 06/02/2023	CAD	1,200,000	934,629

			4,904,445

Denmark — 0.3%
Kingdom of Denmark Bonds 4.50% due 11/15/2039	DKK	4,700,000	1,273,844

France — 1.9%
Government of France Bonds 1.75% due 05/25/2066*	EUR	1,100,000	1,262,801
Government of France Bonds 2.75% due 10/25/2027	EUR	1,220,000	1,682,475

Security Description		Principal Amount**	Value (Note 2)
France (continued)
Government of France Bonds 4.50% due 04/25/2041	EUR	2,560,000	$4,767,377

			7,712,653

Germany — 0.1%
Federal Republic of Germany Bonds 1.25% due 08/15/2048	EUR	160,000	207,278

Indonesia — 0.1%
Republic of Indonesia Senior Notes 4.45% due 02/11/2024		200,000	204,715

Israel — 0.1%
Israel Government USAID Government Guar. Bonds 5.50% due 09/18/2023		300,000	337,579

Italy — 7.3%
Republic of Italy Bonds 0.70% due 05/01/2020	EUR	180,000	207,304
Republic of Italy Bonds 0.95% due 03/01/2023	EUR	2,550,000	2,877,966
Republic of Italy Bonds 2.80% due 12/01/2028	EUR	7,390,000	8,625,090
Republic of Italy Bonds 2.95% due 09/01/2038*	EUR	3,060,000	3,374,928
Republic of Italy Bonds 3.45% due 03/01/2048*	EUR	1,040,000	1,191,419
Republic of Italy Bonds 4.25% due 03/01/2020	EUR	3,490,000	4,169,059
Republic of Italy Bonds 5.50% due 11/01/2022	EUR	6,380,000	8,434,878

			28,880,644

Japan — 17.2%
Government of Japan Senior Notes 2.00% due 06/20/2022	JPY	1,053,000,000	10,376,001
Government of Japan Senior Bonds 0.10% due 06/20/2020	JPY	834,850,000	7,693,036
Government of Japan Senior Bonds 0.10% due 12/20/2020	JPY	226,150,000	2,086,622
Government of Japan Senior Notes 0.60% due 09/20/2037	JPY	425,100,000	4,041,075
Government of Japan Senior Notes 0.80% due 06/20/2047	JPY	56,550,000	541,894
Government of Japan Senior Bonds 1.40% due 09/20/2034	JPY	1,632,200,000	17,563,776
Government of Japan Senior Bonds 1.40% due 09/20/2045	JPY	220,500,000	2,422,474

108

SunAmerica Series Trust SA Goldman Sachs Global Bond Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 —(continued)

Security Description		Principal Amount**	Value (Note 2)
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Japan (continued)
Government of Japan Senior Bonds 1.40% due 03/20/2055	JPY	149,600,000	$1,668,735
Government of Japan Senior Bonds 1.70% due 06/20/2033	JPY	38,400,000	426,558
Government of Japan Senior Bonds 2.00% due 09/20/2041	JPY	472,800,000	5,706,198
Government of Japan Senior Bonds 2.00% due 03/20/2052	JPY	260,500,000	3,320,672
Government of Japan Senior Bonds 2.30% due 03/20/2039	JPY	37,700,000	468,165
Government of Japan CPI Linked Senior Bonds 0.10% due 03/10/2025(8)	JPY	618,642,400	5,835,713
Government of Japan CPI Linked Senior Bonds 0.10% due 03/10/2026(8)	JPY	579,306,156	5,491,243

			67,642,162

Mexico — 0.0%
United Mexican States Bonds 6.50% due 06/10/2021	MXN	166,300	8,377

South Africa — 0.1%
Republic of South Africa Senior Notes 6.25% due 03/31/2036	ZAR	1,490,000	82,268
Republic of South Africa Bonds 6.50% due 02/28/2041	ZAR	490,000	26,551
Republic of South Africa Bonds 7.00% due 02/28/2031	ZAR	2,430,000	154,094
Republic of South Africa Bonds 8.00% due 01/31/2030	ZAR	900,000	62,752
Republic of South Africa Bonds 8.25% due 03/31/2032	ZAR	1,152,000	79,588
Republic of South Africa Bonds 8.75% due 01/31/2044	ZAR	1,940,000	133,923
Republic of South Africa Bonds 8.88% due 02/28/2035	ZAR	890,000	63,827
Republic of South Africa Bonds 9.00% due 01/31/2040	ZAR	30,000	2,138

			605,141

Spain — 3.8%
Kingdom of Spain Bonds 1.50% due 04/30/2027*	EUR	4,820,000	5,734,890
Kingdom of Spain Senior Notes 3.45% due 07/30/2066*	EUR	750,000	1,036,475

Security Description		Principal Amount**	Value (Note 2)
Spain (continued)
Kingdom of Spain Bonds 3.80% due 04/30/2024*	EUR	2,110,000	$2,840,251
Kingdom of Spain Senior Bonds 4.90% due 07/30/2040*	EUR	780,000	1,330,388
Kingdom of Spain Bonds 5.15% due 10/31/2044*	EUR	740,000	1,325,950
Kingdom of Spain Senior Bonds 5.90% due 07/30/2026*	EUR	1,640,000	2,563,615

			14,831,569

Sri Lanka — 0.1%
Republic of Sri Lanka Senior Notes 6.85% due 11/03/2025		200,000	197,384

SupraNational — 0.5%
Asian Development Bank Senior Notes 2.35% due 06/21/2027	JPY	40,000,000	442,055
European Investment Bank Senior Notes 5.00% due 12/01/2020	SEK	2,950,000	355,250
Inter-American Development Bank Senior Notes 7.00% due 06/15/2025		850,000	1,038,897

			1,836,202

Sweden — 0.3%
Kingdom of Sweden Bonds 1.00% due 11/12/2026	SEK	4,610,000	539,268
Kingdom of Sweden Bonds 3.50% due 06/01/2022	SEK	7,130,000	886,658

			1,425,926

United Kingdom — 5.0%
United Kingdom Gilt Treasury Bonds 3.25% due 01/22/2044	GBP	3,130,000	5,366,866
United Kingdom Gilt Treasury Bonds 3.50% due 01/22/2045	GBP	3,030,000	5,442,533
United Kingdom Gilt Treasury Bonds 3.50% due 07/22/2068	GBP	770,000	1,649,905
United Kingdom Gilt Treasury Bonds 4.25% due 12/07/2046	GBP	800,000	1,632,574
United Kingdom Gilt Treasury Bonds 4.50% due 09/07/2034	GBP	3,040,000	5,623,957

			19,715,835

Venezuela — 0.0%
Republic of Venezuela Senior Bonds 9.25% due 05/07/2028†(3)(5)(6)(11)		230,000	58,098

Total Foreign Government Obligations
(cost $156,837,465)			163,973,394

109

SunAmerica Series Trust SA Goldman Sachs Global Bond Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 —(continued)

Security Description		Principal Amount**	Value (Note 2)
MUNICIPAL BONDS & NOTES — 1.4%
United States — 1.4%
Louisiana Public Facilities Authority FRS Revenue Bonds 3.72% (3 ML+0.95%) due 04/25/2035	$	3,150,000	$3,153,780
New Hampshire Higher Education Loan Corp. FRS Revenue Bonds 3.62% (3 ML+0.85%) due 10/25/2037		1,550,000	1,542,281
North Carolina State Education Assistance Authority FRS Revenue Bonds 3.39% (3 ML+0.90%) due 07/25/2041		736,917	744,950

Total Municipal Bonds & Notes (cost $5,390,189)			5,441,011

U.S. GOVERNMENT AGENCIES — 1.4%
United States — 1.4%
Federal Home Loan Bank 2.63% due 09/12/2025		2,200,000	2,172,335
Federal Home Loan Mtg. Corp.
5.00% due 07/01/2035		494,569	528,546
5.00% due 11/01/2038		99,773	106,023
5.00% due 01/01/2039		32,185	34,203
5.00% due 09/01/2039		73,728	78,357
5.00% due 05/01/2041		309,960	329,655
Federal National Mtg. Assoc.
4.50% due 02/01/2040		8,774	9,120
4.50% due 08/01/2041		118,946	124,971
6.00% due 10/01/2034		287,932	315,042
6.00% due 11/01/2034		54,760	59,065
6.00% due 02/01/2037		324,139	354,903
6.00% due 03/01/2037		30,406	33,295
6.00% due 10/01/2037		131,048	143,513
6.00% due 08/01/2038		97,632	106,829
6.00% due 06/01/2039		1,178	1,271
6.00% due 10/01/2040		125,125	137,127
6.00% due 04/01/2041		16,370	17,941
6.00% due 05/01/2041		113,869	124,774
6.00% due 10/01/2041		106,367	114,789
Federal National Mtg. Assoc. REMIC
Series 2012-153, Class B 7.00% due 07/25/2042(2)		385,634	442,007
Series 2012-111, Class B 7.00% due 10/25/2042(2)		103,723	120,444

Total U.S. Government Agencies (cost $5,386,662)			5,354,210

U.S. GOVERNMENT TREASURIES — 10.9%
United States — 10.9%
United States Treasury Bonds
2.75% due 11/15/2047		2,010,000	1,907,616
2.88% due 08/15/2045(12)		7,200,000	7,038,000
3.00% due 05/15/2045(12)		7,910,000	7,923,904
3.63% due 02/15/2044(12)		6,910,000	7,681,976
United States Treasury Notes
2.13% due 07/31/2024		7,880,000	7,740,869
2.25% due 02/15/2027		6,640,000	6,479,706
2.38% due 04/30/2020		4,090,000	4,082,651

Total U.S. Government Treasuries (cost $44,376,645)			42,854,722

Security Description		Shares/ Principal Amount**	Value (Note 2)
PREFERRED SECURITIES/CAPITAL SECURITIES — 0.6%
Belgium — 0.1%
KBC Groep NV 5.63% due 03/19/2019(9)	EUR	350,000	$403,175

Germany — 0.2%
Bayer AG Jr. Sub Notes 3.00% due 07/01/2019	EUR	650,000	746,784

Spain — 0.2%
Banco Bilbao Vizcaya Argentaria SA 7.00% due 02/18/2019(9)	EUR	200,000	229,493
Banco Santander SA 6.25% due 03/12/2019(9)	EUR	500,000	560,641

			790,134

Switzerland — 0.1%
UBS Group Funding Switzerland AG Company Guar. Notes 7.00% due 07/31/2019*(9)		600,000	603,750

Total Preferred Securities/Capital Securities (cost $2,649,781)			2,543,843

OPTIONS - PURCHASED — 0.1%
United States — 0.1%
Over the Counter Purchased Call Options on Interest Rate Swap Contracts(14) (cost $162,621)		25,600,000	308,252

Total Long-Term Investment Securities
(cost $330,963,166)			335,205,992

SHORT-TERM INVESTMENT SECURITIES — 13.6%
Commercial Paper — 3.4%
Mondelez International, Inc. zero coupon due 02/28/2019		3,900,000	3,891,370
Electricite de France SA zero coupon due 02/26/2019		3,080,000	3,073,685
AT&T, Inc. zero coupon due 03/27/2019*		3,000,000	2,986,259
Suncor Energy, Inc. zero coupon due 03/01/2019		2,500,000	2,494,266
VW Credit, Inc. zero coupon due 07/08/2019*		1,150,000	1,134,278

			13,579,858

Foreign Government Obligations — 6.7%
Government of Japan zero coupon due 03/18/2019	JPY	2,856,550,000	26,229,961

110

SunAmerica Series Trust SA Goldman Sachs Global Bond Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 —(continued)

Security Description	Principal Amount**	Value (Note 2)
SHORT-TERM INVESTMENT SECURITIES (continued)
Registered Investment Companies — 3.5%
State Street Institutional U.S. Government Money Market Fund, Administration Class 2.32% due 12/31/2030(10)	$13,732,951	$13,732,951

Total Short-Term Investment Securities (cost $52,653,022)		53,542,770

TOTAL INVESTMENTS (cost $383,616,188)(13)	98.7%	388,748,762
Other assets less liabilities	1.3	4,957,910

NET ASSETS	100.0%	$393,706,672

*	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Portfolio has no right to demand registration of these securities. At January 31, 2019, the aggregate value of these securities was $65,466,495 representing 16.40% of net assets. Unless otherwise indicated, these securities are not considered to be illiquid.
**	Denominated in United States dollars unless otherwise indicated.
†	Non-income producing security
(1)	Collateralized Loan Obligation
(2)	Collateralized Mortgage Obligation
(3)	Securities classified as Level 3 (see Note 2).
(4)	Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(5)	Security in default of interest.
(6)	Illiquid security. At January 31, 2019, the aggregate value of these securities was $136,410 representing 0.0% of net assets.
(7)	“Step-up” security where the rate increases (“steps-up”) at a predetermined rate. The rate reflected is as of January 31, 2019.
(8)	Principal amount of security is adjusted for inflation.
(9)	Perpetual maturity — maturity date reflects the next call date.
(10)	The rate shown is the 7-day yield as of January 31, 2019.
(11)	Denotes a restricted security that: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933, as amended (the “1933 Act”); (b) is subject to a contractual restriction on public sales; or (c) is otherwise subject to a restriction on sales by operation of applicable law. Restricted securities are valued pursuant to Note 2. Certain restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the 1933 Act. The Portfolio has no right to demand registration of these securities. The risk of investing in certain restricted securities is greater than the risk of investing in the securities of widely held, publicly traded companies. To the extent applicable, lack of a secondary market and resale restrictions may result in the inability of a Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, certain restricted securities may exhibit greater price volatility than securities for which secondary markets exist. As of January 31, 2019, the Portfolio held the following restricted securities:

Description	Acquisition Date	Par	Acquisition Cost	Value	Value Per Par	% of Net Assets
Corporate Bonds & Notes

Petroleos de Venezuela SA	10/23/2017	390,000	$115,546	$78,312	$20.00	0.02%

Foreign Government Obligations

Republic of Venezuela	8/1/2017	230,000	93,621	58,098	25.26	0.01%

				$136,410		0.03%

(12)	The security or a portion thereof was pledged as collateral to cover margin requirements for open futures contracts.
(13)	See Note 3 for cost of investments on a tax basis.

(14)	Options — Purchased:

Over the Counter Purchased Call Options on Interest Rate Swap Contracts

Issue	Counterparty	Expiration Month	Strike Rate	Notional Amount (000’s)	Premiums Paid	Value at January 31, 2019	Unrealized Appreciation (Depreciation)
Call option to enter into an interest rate swap for the right to receive a fixed rate of 2.25% versus U.S. Treasury Bonds maturing on 04/14/2020	Citibank, N.A.	April 2020	2.25%	$16,400	$46,857	$64,927	$18,070
Call option to enter into an interest rate swap for the right to receive a fixed rate of 2.61% versus U.S. Treasury Bonds maturing on 07/15/2019	Citibank, N.A.	July 2019	2.61	3,400	32,546	37,129	4,583
Call option to enter into an interest rate swap for the right to receive a fixed rate of 3.01% versus U.S. Treasury Bonds maturing on 11/01/2019	Citibank, N.A.	November 2019	3.01	5,800	83,217	206,196	122,979

					$162,620	$308,252	$145,632

CLO — Collateralized Loan Obligation

REMIC — Real Estate Mortgage Investment Conduit

USAID — United States Agency for International Development

AUD — Australian Dollar

CAD — Canadian Dollar

DKK — Danish Krone

111

SunAmerica Series Trust SA Goldman Sachs Global Bond Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

EGP — Egyptian Pound

EUR — Euro Currency

GBP — British Pound

JPY — Japanese Yen

MXN — Mexican Peso

SEK — Swedish Krona

USD — U.S. Dollar

ZAR — South African Rand

FRS — Floating Rate Security

VRS — Variable Rate Security

The rates shown on FRS and VRS are the current interest rates at January 31, 2019 and unless noted otherwise, the dates shown are the original maturity dates.

Index Legend

1 ML — 1 Month USD LIBOR

3 ML — 3 Month USD LIBOR

6 ML — 6 Month USD LIBOR

12 MTA — Federal Reserve 12-Month Treasury average Index

Over the Counter Written Call Options on Interest Rate Swap Contracts

Issue	Counterparty	Expiration Month	Strike Rate	Notional Amount (000’s)	Premiums Paid	Value at January 31, 2019	Unrealized Appreciation (Depreciation)
Call option to enter into an interest rate swap for the right to receive a fixed rate of 2.72% versus U.S. Treasury Bonds maturing on 7/15/2019	Citibank, N.A.	July 2019	2.72%	$1,400	$27,918	$29,323	$(1,405)
Call option to enter into an interest rate swap for the right to receive a fixed rate of 3.10% versus U.S. Treasury Bonds maturing on 11/01/2019	Citibank, N.A.	November 2019	3.10	2,500	82,500	184,623	(102,123)
Call option to enter into an interest rate swap for the right to receive a fixed rate of 2.32% versus U.S. Treasury Bonds maturing on 04/14/2020	Citibank, N.A.	April 2020	2.32	3,600	46,800	40,602	6,198

					$157,218	$254,548	$(97,330)

Futures Contracts

Number of Contracts	Type	Description	Expiration Month	Notional Basis*	Notional Value*	Unrealized Appreciation (Depreciation)

248	Short	3 Month EURIBOR	December 2019	$71,103,554	$71,139,037	$(35,483)

3	Short	90 Day Euro Dollar	June 2019	728,450	730,313	(1,863)

562	Short	90 Day Euro Dollar	December 2019	136,448,795	136,832,950	(384,155)

27	Short	Canada 10 Year Bonds	March 2019	2,805,419	2,828,327	(22,908)

91	Long	Euro-BOBL	March 2019	13,765,400	13,845,797	80,397

76	Long	Euro-Bund	March 2019	14,165,175	14,411,561	246,386

4	Short	Euro-BUXL 30 Year Bonds	March 2019	808,591	850,941	(42,350)

17	Long	Euro-OAT	March 2019	2,931,034	2,975,547	44,513

115	Long	Euro-Schatz	March 2019	14,725,989	14,725,989	—

9	Long	Japanese 10 Year Bonds	March 2019	12,543,677	12,616,112	72,435

23	Short	Life Long Gilt	March 2019	3,725,428	3,726,503	(1,075)

67	Short	U.S. Treasury 10 Year Notes	March 2019	8,202,375	8,205,406	(3,031)

49	Short	U.S. Treasury 10 Year Ultra Bonds	March 2019	6,289,983	6,403,688	(113,705)

118	Long	U.S. Treasury 2 Year Notes	March 2019	24,952,031	25,054,719	102,688

402	Long	U.S. Treasury 5 Year Notes	March 2019	45,916,813	46,173,469	256,656

29	Long	U.S. Treasury Long Bonds	March 2019	4,098,884	4,253,938	155,054

						$353,559

*	Notional basis refers to the contractual amount agreed upon at inception of the open contract; notional value represents the current value of the open contract.

112

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PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Forward Foreign Currency Contracts

Counterparty	Contract to Deliver		In Exchange For		Delivery Date	Unrealized Appreciation	Unrealized Depreciation
Morgan Stanley & Co.	ARS	5,198,852	USD	135,018	02/14/2019	$—	$(2,873)
	ARS	10,337,678	USD	268,303	02/25/2019	—	(2,778)
	ARS	5,037,155	USD	132,522	03/06/2019	—	—
	AUD	455,493	CAD	437,042	03/20/2019	1,679	—
	AUD	941,291	EUR	586,673	03/20/2019	—	(10,608)
	AUD	5,011,213	NZD	5,298,755	03/20/2019	21,025	—
	AUD	11,491,332	USD	8,305,718	03/20/2019	—	(52,673)
	BRL	14,960,531	USD	3,967,535	02/04/2019	—	(134,387)
	CAD	2,749,533	EUR	1,791,360	03/20/2019	—	(36,735)
	CAD	13,968,132	USD	10,526,604	03/20/2019	—	(115,905)
	CHF	1,384,866	EUR	1,224,772	03/20/2019	8,658	—
	CHF	759,396	JPY	83,353,204	03/20/2019	1,094	—
	CHF	466,921	USD	471,516	03/20/2019	—	(15)
	CLP	1,275,286,314	USD	1,903,404	02/04/2019	—	(41,223)
	CLP	68,677,933	USD	102,002	02/19/2019	—	(2,729)
	CNH	42,475,669	USD	6,118,236	03/20/2019	—	(215,835)
	CZK	23,108,075	EUR	896,475	03/20/2019	1,813	—
	EUR	10,909,198	USD	12,486,400	02/08/2019	—	(4,439)
	EUR	1,404,883	AUD	2,251,432	03/20/2019	23,480	—
	EUR	2,782,864	CAD	4,247,485	03/20/2019	38,862	—
	EUR	2,821,550	CHF	3,176,472	03/20/2019	—	(33,974)
	EUR	2,277,363	CZK	59,203,733	03/20/2019	17,691	—
	EUR	757,613	GBP	683,895	03/20/2019	28,582	—
	EUR	311,145	HUF	100,410,149	03/20/2019	7,466	—
	EUR	2,151,295	JPY	270,104,350	03/20/2019	16,929	—
	EUR	6,383,752	NOK	62,782,153	03/20/2019	124,465	—
	EUR	308,950	NZD	524,947	03/20/2019	8,224	—
	EUR	1,441,488	PLN	6,227,518	03/20/2019	19,004	—
	EUR	3,447,948	SEK	35,412,981	03/20/2019	—	(33,922)
	EUR	291,401	TRY	1,801,564	03/20/2019	4,889	—
	EUR	14,614,626	USD	16,839,101	03/20/2019	47,717	—
	GBP	307,359	AUD	560,027	03/20/2019	3,296	—
	GBP	1,001,811	CAD	1,727,620	03/20/2019	—	(667)
	GBP	103,740	CHF	133,127	03/20/2019	—	(1,934)
	GBP	1,518,707	EUR	1,714,851	03/20/2019	—	(26,199)
	GBP	986,881	JPY	138,998,028	03/20/2019	—	(16,658)
	GBP	1,148,370	NZD	2,201,733	03/20/2019	13,667	—
	GBP	3,139,056	USD	4,045,784	03/20/2019	—	(80,765)
	GBP	6,146,710	USD	7,925,642	04/12/2019	—	(164,303)
	HUF	246,085,394	EUR	767,991	03/20/2019	—	(12,054)
	HUF	187,123,795	PLN	2,526,952	03/20/2019	—	(382)
	IDR	4,780,308,794	USD	338,272	02/25/2019	—	(4,325)
	INR	243,097,269	USD	3,448,401	02/07/2019	27,696	—
	INR	14,413,803	USD	202,105	02/28/2019	—	(471)
	JPY	3,702,231,100	USD	32,919,665	03/18/2019	—	(1,185,322)
	JPY	33,777,794	AUD	438,889	03/20/2019	8,015	—
	JPY	15,804,429	CAD	189,522	03/20/2019	—	(1,217)
	JPY	642,626,866	USD	5,840,433	03/20/2019	—	(80,504)
	KRW	4,445,593,022	USD	3,929,861	02/25/2019	—	(67,615)
	MXN	4,338,511	USD	208,955	02/07/2019	—	(17,858)
	MXN	70,422,538	USD	3,567,961	03/20/2019	—	(90,738)
	MYR	9,490,845	USD	2,301,744	02/04/2019	—	(15,357)
	NOK	3,310,034	CAD	514,960	03/20/2019	—	(904)
	NOK	65,288,356	EUR	6,662,094	03/20/2019	—	(102,423)
	NOK	8,223,937	USD	961,152	03/20/2019	—	(15,919)
	NZD	6,348,240	AUD	6,004,351	03/20/2019	—	(24,750)
	NZD	1,054,730	CAD	961,865	03/20/2019	3,131	—
	NZD	9,434,575	USD	6,421,323	03/20/2019	—	(106,098)
	PHP	91,250,223	USD	1,734,136	02/04/2019	—	(16,972)
	PHP	88,043,923	USD	1,675,851	02/26/2019	—	(10,584)

113

SunAmerica Series Trust SA Goldman Sachs Global Bond Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Forward Foreign Currency Contracts — (continued)

Counterparty	Contract to Deliver		In Exchange For		Delivery Date	Unrealized Appreciation	Unrealized Depreciation
	PLN	1,344,515	EUR	311,065	03/20/2019	$—	$(4,277)
	RON	2,782,343	EUR	592,177	03/20/2019	8,742	—
	RUB	106,465,857	USD	1,599,616	02/21/2019	—	(25,155)
	SEK	6,603,594	USD	737,656	02/07/2019	7,673	—
	SEK	44,478,255	EUR	4,343,988	03/20/2019	58,012	—
	SEK	8,546,103	NOK	8,134,031	03/20/2019	18,560	—
	SEK	21,700,956	USD	2,433,369	03/20/2019	26,564	—
	SGD	211,526	USD	154,308	03/20/2019	—	(2,974)
	TRY	2,054,598	EUR	335,872	03/20/2019	—	(1,505)
	TRY	3,492,487	USD	623,913	03/20/2019	—	(34,610)
	TWD	338,382,450	USD	10,999,218	02/11/2019	—	(20,063)
	TWD	10,306,914	USD	336,840	04/11/2019	—	(198)
	USD	3,927,804	BRL	14,960,531	02/04/2019	174,119	—
	USD	1,863,071	CLP	1,275,286,314	02/04/2019	81,556	—
	USD	2,301,905	MYR	9,490,845	02/04/2019	15,196	—
	USD	1,737,232	PHP	91,250,223	02/04/2019	13,876	—
	USD	3,427,425	INR	243,097,269	02/07/2019	—	(6,721)
	USD	28,277,376	EUR	24,633,746	02/08/2019	—	(72,173)
	USD	133,855	ARS	5,200,255	02/11/2019	4,505	—
	USD	1,819,840	COP	5,737,549,579	02/11/2019	27,443	—
	USD	11,005,116	TWD	338,382,450	02/11/2019	14,165	—
	USD	1,326,120	ARS	51,639,108	02/14/2019	43,514	—
	USD	102,002	CLP	69,096,141	02/19/2019	3,367	—
	USD	5,285,895	RUB	354,729,987	02/21/2019	127,623	—
	USD	134,096	ARS	5,283,374	02/22/2019	4,878	—
	USD	152,120	ARS	5,862,709	02/25/2019	1,616	—
	USD	971,603	IDR	13,851,176,024	02/25/2019	21,087	—
	USD	6,970,909	KRW	7,877,158,144	02/25/2019	112,230	—
	USD	336,102	PHP	17,752,907	02/26/2019	3,945	—
	USD	583,576	INR	41,607,336	02/28/2019	1,184	—
	USD	76,028	CLP	49,880,490	03/04/2019	—	—
	USD	637,906	COP	1,993,027,658	03/04/2019	—	—
	USD	995,758	BRL	3,682,952	03/06/2019	12,427	—
	USD	771,768	MYR	3,191,259	03/08/2019	10,153	—
	USD	7,857,369	JPY	843,645,680	03/18/2019	—	(85,697)
	USD	14,062,511	AUD	19,582,622	03/20/2019	181,199	—
	USD	10,724,245	CAD	14,299,499	03/20/2019	170,737	—
	USD	393,815	CHF	384,972	03/20/2019	—	(5,043)
	USD	5,724,970	CNH	39,233,853	03/20/2019	125,676	—
	USD	8,713,562	EUR	7,585,579	03/20/2019	1,843	—
	USD	3,560,589	GBP	2,767,861	03/20/2019	77,993	—
	USD	338,973	HUF	95,681,998	03/20/2019	8,797	—
	USD	8,903,444	JPY	971,829,951	03/20/2019	50,655	—
	USD	4,582,156	MXN	90,111,121	03/20/2019	99,433	—
	USD	992,411	NOK	8,580,840	03/20/2019	27,063	—
	USD	5,111,600	NZD	7,506,456	03/20/2019	81,829	—
	USD	351,036	PLN	1,324,236	03/20/2019	5,181	—
	USD	608,467	SEK	5,434,055	03/20/2019	—	(5,788)
	USD	3,381,232	SGD	4,585,490	03/20/2019	28,359	—
	USD	877,996	TRY	4,887,694	03/20/2019	43,599	—
	USD	1,225,420	ZAR	17,088,899	03/20/2019	56,444	—
	USD	9,781,596	JPY	1,050,838,542	04/03/2019	—	(87,478)
	USD	66,573	AUD	92,458	04/04/2019	691	—
	USD	1,565,784	CLP	1,045,364,665	04/04/2019	28,306	—
	USD	820,177	CAD	1,092,568	04/08/2019	12,650	—
	USD	578,465	DKK	3,779,000	04/08/2019	4,294	—
	USD	4,165,713	TWD	127,691,601	04/11/2019	9,835	—
	ZAR	17,914,959	USD	1,276,188	03/20/2019	—	(67,640)
	ZAR	8,262,106	USD	590,159	04/03/2019	—	(28,582)

Net Unrealized Appreciation/(Depreciation)						$2,234,402	$(3,180,019)

114

SunAmerica Series Trust SA Goldman Sachs Global Bond Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

ARS	— Argentine Peso	GBP	— British Pound Sterling	PLN	— Polish Zloty
AUD	— Australian Dollar	HUF	— Hungarian Forint	RON	— Romanian Leu
BRL	— Brazilian Real	IDR	— Indonesian Rupiah	RUB	— New Russian Ruble
CAD	— Canadian Dollar	INR	— Indian Rupee	SEK	— Swedish Krona
CHF	— Swiss Franc	JPY	— Japanese Yen	SGD	— Singapore Dollar
CLP	— Chilean Peso	KRW	— South Korean Won	TRY	— Turkish Lira
CNH	— Yuan Renminbi Offshore	MXN	— Mexican Peso	TWD	— New Taiwan Dollar
COP	— Colombian Peso	MYR	— Malaysian Ringgit	USD	— United States Dollar
CZK	— Czech Koruna	NOK	— Norwegian Krone	ZAR	— South African Rand
DKK	— Danish Krone	NZD	— New Zealand Dollar
EUR	— Euro Currency	PHP	— Philippine Peso

Centrally Cleared Interest Rate Swap Contracts
			Rates Exchanged		Value
	Notional Amount (000’s)	Maturity Date	Payments Received by the Portfolio/Freqency	Payments Made by the Portfolio/Frequency	Upfront Payments Made (Received) by the Portfolio	Unrealized Appreciation (Depreciation)

BRL	7,747	1/2/2020	7.250%/Monthly	Less than 1 month BRL-LIBOR/Monthly	$1,985	$17,363

ZAR	13,725	9/19/2020	7.500%/Quarterly	3 month JIBAR/Quarterly	796	5,133

USD	22,080	12/31/2020	2.705%/Semi-Annually	3 month USD-LIBOR/Quarterly	3,979	37,886

BRL	3,950	1/4/2021	8.000%/Maturity	Less than 1 month BR-CDI/Maturity	944	20,104

NZD	15,210	3/19/2021	2.250%/Semi-Annually	3 month NDBB/Quarterly	68,567	515

NZD	28,790	3/20/2021	2.250%/Semi-Annually	3 month NDBB/Quarterly	45,243	85,802

EUR	39,140	12/16/2021	0.350%/Annually	6 month EURIBOR/Semi-annually	(82,564)	429,060

EUR	16,960	9/28/2022	0.600%/Semi-annually	6 month EURIBOR/Annually	3,386	185,473

EUR	11,860	3/20/2023	0.500%/Annually	6 month EURIBOR/Semi-Annually	154,513	100,313

GBP	940	8/1/2023	6 month SONIA/Annually	1.100%/Annually	4,483	2,842

NOK	26,910	3/20/2024	2.000%/Annually	6 month NIBOR/Semi-annually	21,306	4,394

GBP	2,800	3/20/2024	1.500%/Semi-Annually	6 month GBP-LIBOR/Semi-Annually	24,072	20,235

CAD	18,140	3/20/2024	2.500%/Semi-annually	3 month CDOR/Semi-annually	90	180,038

EUR	33,490	3/20/2024	0.500%/Annually	6 month EURIBOR/Semi-Annually	359,545	326,997

CHF	7,340	8/7/2028	1.050%/Semi-annually	6 month CHF-LIBOR/Annually	(4,844)	157,717

MXN	11,275	10/27/2028	9.300%/Monthly	1 month TIIE/Monthly	(7,883)	13,582

GBP	4,240	12/18/2028	6 month SONIA/Annually	1.150%/Annually	(17,517)	16,071

EUR	12,270	1/15/2029	1.450%/Annually	6 month EURIBOR/Semi-Annually	16,965	145,370

EUR	8,050	3/20/2029	1.000%/Annually	6 month EURIBOR/Semi-Annually	177,887	102,862

USD	3,970	6/19/2029	3.000%/Semi-Annually	3 month USD-LIBOR/Quarterly	13,951	13,681

GBP	3,570	9/7/2034	12 month GBP-LIBOR/Annually	1.220%/Annually	(4,770)	22,252

EUR	1,810	3/20/2039	1.500%/Annually	6 month EURIBOR/Semi-Annually	33,320	90,344

USD	2,430	11/8/2048	3.500%/Semi-Annually	3 month USD-LIBOR/Quarterly	44,502	132,486

GBP	950	6/15/2049	1.750%/Semi-Annually	6 month GBP-LIBOR/Sem-Annually	7,237	9,735

					$865,193	$2,120,255

			Rates Exchanged		Value
	Notional Amount (000’s)	Maturity Date	Payments Received by the Portfolio/Freqency	Payments Made by the Portfolio/Frequency	Upfront Payments Made (Received) by the Portfolio	Gross Unrealized (Depreciation)

MXN	20,000	6/17/2020	1 month TIIE/monthly	7.600/monthly	$(546)	$(10,355)

MXN	31,825	3/17/2021	1 month TIIE/Monthly	8.900%/Monthly	8	(21,126)

USD	17,360	3/20/2021	3 month USD-LIBOR/Quarterly	2.750%/Semi-annually	43,369	(98,682)

AUD	14,260	3/20/2021	3 month BBSW/Quarterly	2.250%/Quarterly	(73,630)	(3,370)

SEK	310,950	12/16/2021	3 month STIBOR/Quarterly	0.500%/Annually	131,233	(292,615)

115

SunAmerica Series Trust SA Goldman Sachs Global Bond Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Centrally Cleared Interest Rate Swap Contracts — (continued)
			Rates Exchanged		Value
	Notional Amount (000’s)	Maturity Date	Payments Received by the Portfolio/Frequency	Payments Made by the Portfolio/Frequency	Upfront Payments Made (Received) by the Portfolio	Gross Unrealized (Depreciation)

SEK	95,400	3/20/2023	3 month STIBOR/Quarterly	0.500%/Annually	$(28,143)	$(41,585)

USD	19,170	5/31/2023	3 month USD-LIBOR/Quarterly	2.631%/Semi-Annually	(11,803)	(76,654)

USD	20,460	3/20/2024	3 month USD-LIBOR/Quarterly	2.750%/Semi-Annually	82,032	(300,174)

SEK	257,050	3/20/2024	3 month STIBOR/Quarterly	0.750%/Annually	(229,161)	(175,126)

AUD	7,190	3/20/2024	6 month BBSW/Semi-annually	2.750%/Semi-Annually	(125,957)	(22,779)

USD	20	6/21/2024	3 month USD-LIBOR/Quarterly	1.500%/Semi-annually	1,046	(3)

GBP	4,640	8/3/2028	6 month GBP-LIBOR/Semi-annually	1.900%/Semi-annually	(8,651)	(90,382)

GBP	4,150	10/22/2028	1.101%/Annually	12 month GBP-LIBOR/Annually	6,331	(22,210)

USD	235	10/27/2028	3 month USD-LIBOR/Quarterly	3.250%/Semi-annually	(883)	(3,726)

JPY	2,955,130	1/16/2029	6 month JPY-LIBOR/Semi-Annually	0.350%/Semi-Annually	(12,251)	(53,321)

SEK	19,280	3/20/2029	3 month STIBOR/Quarterly	1.250%/Annually	(10,728)	(35,577)

AUD	3,900	3/20/2029	6 month BBSW/Semi-annually	3.000%/Semi-Annually	(115,321)	(15,225)

EUR	5,990	6/19/2029	6 month EURIBOR/Semi-Annually	1.500%/Annually	(54,629)	(19,171)

GBP	490	3/20/2034	6 month GBP-LIBOR/Semi-Annually	1.750%/Semi-annually	(8,099)	(13,446)

JPY	138,100	6/14/2038	6 month JPY-LIBOR/Semi-annually	1.250%/Semi-annually	(29,428)	(19,840)

JPY	425,970	3/20/2049	6 month JPY-LIBOR/Semi-Annually	1.000%/Semi-annually	(155,930)	(197,989)

GBP	330	3/20/2049	6 month GBP-LIBOR/Semi-Annually	1.750%/Semi-annually	(1,939)	(19,662)

JPY	239,800	6/15/2049	6 month JPY-LIBOR/Semi-Annually	1.000%/Semi-Annually	12,282	(2,724)

					$(590,798)	$(1,535,742)

Net Unrealized Appreciation/(Depreciation)					$274,395	$584,513

BBSW	—Bank Bill Swap Reference Rate	JIBAR	— Johannedburg Interbank Offered Rate	NIBOR	—Norwegian Interbank Offered Rate
BR-CDI	— Brazil Certificate Deposit Interbank	LIBOR	— London Interbank Offered Rate	STIBOR	— Stockholm Interbank Offered Rate
CDOR	— Canadian Dollar Offered Rate	NDBB	— New Zealand Bank Dollar Bill	TIIE	— Interbank Equilibrium Interest Rate
EURIBOR	— Euro Interbank Offered Rate

Over the Counter Credit Default Swaps on Sovereign Issues — Buy Protection (1)
							Value(5)

Reference Obligation	Fixed Deal (Pay) Rate	Frequency	Maturity Date	Counterparty	Implied Credit Spread at January 31, 2019(3)	Notional Amount(4) (000’s)	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
People’s Republic of China 7.50% due 10/28/2027	(1.000)%	Quarterly	6/20/2021	Citibank, N.A.	0.2642%	$12,180	$13,069	$(221,758)
People’s Republic of China 7.50% due 10/28/2027	(1.000)%	Quarterly	6/20/2021	Deutsche Bank AG	0.2642%	240	271	(4,383)
People’s Republic of China 7.50% due 10/28/2027	(1.000)%	Quarterly	6/20/2021	JPMorgan Chase Bank, N.A.	0.2642%	80	86	(1,457)
People’s Republic of China 7.50% due 10/28/2027	(1.000)%	Quarterly	6/20/2021	Morgan Stanley & Co. International PLC	0.2642%	11,780	13,280	(215,115)

Total							$26,706	$(442,713)

Centrally Cleared Credit Default Swaps on Credit Indices — Buy Protection (1)
						Value(5)
Reference Obligation	Fixed Deal (Pay) Rate	Frequency	Maturity Date	Implied Credit Spread at January 31, 2019(3)	Notional Amount(4) (000’s)	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)

CDX Emerging Markets Index	(1.000)%	Quarterly	12/20/2023	1.7071%	$2,240	$93,584	$(24,368)

116

SunAmerica Series Trust SA Goldman Sachs Global Bond Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Centrally Cleared Credit Default Swaps on Credit Indices — Sell Protection (2)
						Value(5)

Reference Obligation	Fixed Deal Receive Rate	Frequency	Maturity Date	Implied Credit Spread at January 31, 2019(3)	Notional Amount(4) (000’s)	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
CDX North America Investment Grade Index	1.000%	Quarterly	12/20/2023	0.6625%	$15,510	$162,187	$72,497
iTraxx Europe Index	1.000%	Quarterly	12/20/2023	0.7000%	2,730	35,459	9,725

Total						$197,646	$82,222

(1)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.
(3)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(4)	The maximum potential amount the Portfolio could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(5)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement have been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The following is a summary of the inputs used to value the Portfolio’s net assets as of January 31, 2019 (see Note 2):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ASSETS:
Investments at Value:*
Asset Backed Securities:	$—	$29,958,223	$—	$29,958,223
Corporate Bonds & Notes:
Venezuela	—	—	78,312	78,312
Other Countries	—	84,694,025	—	84,694,025
Foreign Government Obligations:
Venezuela	—	—	58,098	58,098
Other Countries	—	163,915,296	—	163,915,296
Municipal Bonds & Notes	—	5,441,011	—	5,441,011
U.S. Government Agencies	—	5,354,210	—	5,354,210
U.S. Government Treasuries	—	42,854,722	—	42,854,722
Preferred Securities/Capital Securities	—	2,543,843	—	2,543,843
Options-Purchased	—	308,252	—	308,252
Short-Term Investment Securities:
Commercial Paper	—	13,579,858	—	13,579,858
Foreign Government Obligations	—	26,229,961	—	26,229,961
Registered Investment Companies	13,732,951	—	—	13,732,951

Total Investments at Value	$13,732,951	$374,879,401	$136,410	$388,748,762

Other Financial Instruments:+
Over the Counter Written Call Options on Interest Rate Swap Contracts	$—	$6,198	$—	$6,198
Futures Contracts	958,129	—	—	958,129
Forward Foreign Currency Contracts	—	2,234,402	—	2,234,402
Centrally Cleared Interest Rate Swap Contracts	—	2,120,255	—	2,120,255
Centrally Cleared Credit Default Swaps on Credit Indices - Sell Protection	—	82,222	—	82,222

Total Other Financial Instruments	$958,129	$4,443,077	$—	$5,401,206

117

SunAmerica Series Trust SA Goldman Sachs Global Bond Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
LIABILITIES:
Other Financial Instruments:+
Over the Counter Written Call Options on Interest Rate Swap Contracts	$—	$103,528	$—	$103,528
Futures Contracts	604,570	—	—	604,570
Forward Foreign Currency Contracts	—	3,180,019	—	3,180,019
Centrally Cleared Interest Rate Swap Contracts	—	1,535,742	—	1,535,742
Over the Counter Credit Default Swaps on Sovereign Issues - Buy Protection	—	442,713	—	442,713
Centrally Cleared Credit Default Swaps on Credit Indices - Buy Protection	—	24,368	—	24,368

Total Other Financial Instruments	$604,570	$5,286,370	$—	$5,890,940

*	For a detailed presentation of investments, please refer to the Portfolio of Investments.
+	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forward, swap and written option contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

At the beginning and the end of the reporting period, Level 3 investments in securities were not considered a material portion of the Portfolio. There were no material Level 3 transfers during the reporting period.

See Notes to Financial Statements

118

SunAmerica Series Trust SA Goldman Sachs Multi-Asset Insights Portfolio

PORTFOLIO PROFILE — January 31, 2019 — (unaudited)

Industry Allocation*

Registered Investment Companies	43.2%
Exchange-Traded Funds	2.8
Medical-Drugs	2.6
Banks-Commercial	2.2
Real Estate Investment Trusts	2.0
Electric-Integrated	1.8
Transport-Rail	1.7
Oil Refining & Marketing	1.6
Airlines	1.6
Diversified Banking Institutions	1.3
Computers	1.3
Computer Services	1.3
Food-Retail	1.1
Commercial Services-Finance	1.1
Insurance-Life/Health	1.1
Applications Software	1.0
Web Portals/ISP	1.0
Medical-Biomedical/Gene	1.0
Oil Companies-Integrated	0.9
E-Commerce/Products	0.9
Insurance-Multi-line	0.9
Auto-Cars/Light Trucks	0.9
Medical Products	0.7
Semiconductor Equipment	0.7
Insurance-Property/Casualty	0.7
Retail-Restaurants	0.7
Diagnostic Kits	0.7
Aerospace/Defense	0.7
Tobacco	0.7
Beverages-Non-alcoholic	0.6
Medical-Hospitals	0.6
Television	0.6
Internet Content-Entertainment	0.6
Enterprise Software/Service	0.5
Chemicals-Diversified	0.5
Food-Misc./Diversified	0.5
Electronic Measurement Instruments	0.5
Metal-Diversified	0.4
Networking Products	0.4
Oil Companies-Exploration & Production	0.4
Internet Security	0.4
Human Resources	0.4
Entertainment Software	0.4
Retail-Discount	0.4
Banks-Super Regional	0.4
Machinery-Electrical	0.4
Computer Data Security	0.4
Finance-Leasing Companies	0.4
Publishing-Newspapers	0.3
Medical-Generic Drugs	0.3
Food-Meat Products	0.3
Medical Instruments	0.3
Containers-Paper/Plastic	0.3
Golf	0.3
Theaters	0.3
Apparel Manufacturers	0.3
Fisheries	0.3
Publishing-Periodicals	0.3
Power Converter/Supply Equipment	0.3
Agricultural Chemicals	0.3
Multimedia	0.3

E-Services/Consulting	0.3%
Telephone-Integrated	0.3
E-Commerce/Services	0.3
Computer Software	0.3
Import/Export	0.3
Machinery-General Industrial	0.3
Gold Mining	0.3
Coatings/Paint	0.3
Building-Residential/Commercial	0.2
Oil-Field Services	0.2
Distribution/Wholesale	0.2
Independent Power Producers	0.2
Gas-Distribution	0.2
Auto/Truck Parts & Equipment-Original	0.2
Aerospace/Defense-Equipment	0.2
Data Processing/Management	0.2
Electric-Generation	0.2
Rubber-Tires	0.2
Engineering/R&D Services	0.2
Dialysis Centers	0.1
Telecom Services	0.1
Finance-Auto Loans	0.1
Casino Services	0.1
Insurance-Reinsurance	0.1
Athletic Footwear	0.1
Finance-Other Services	0.1
Electric-Distribution	0.1
Diagnostic Equipment	0.1
Auto-Heavy Duty Trucks	0.1
Appliances	0.1
Electronic Components-Semiconductors	0.1
Web Hosting/Design	0.1
Diversified Operations	0.1
Diversified Manufacturing Operations	0.1
Steel-Producers	0.1
Medical Labs & Testing Services	0.1
Transport-Services	0.1
Commercial Services	0.1
Chemicals-Specialty	0.1
Office Automation & Equipment	0.1
Audio/Video Products	0.1

97.7%

*	Calculated as a percentage of net assets

119

SunAmerica Series Trust SA Goldman Sachs Multi-Asset Insights Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019

Security Description	Shares	Value (Note 2)
COMMON STOCKS — 51.7%
Aerospace/Defense — 0.7%
Boeing Co.	374	$144,222
Kongsberg Gruppen ASA	118	1,644

		145,866

Aerospace/Defense-Equipment — 0.2%
CAE, Inc.	500	10,624
Harris Corp.	205	31,402
Sumitomo Precision Products Co., Ltd.	200	5,369

		47,395

Agricultural Chemicals — 0.3%
CF Industries Holdings, Inc.	1,576	68,792

Airlines — 1.6%
Delta Air Lines, Inc.	816	40,335
Deutsche Lufthansa AG	2,837	71,641
International Consolidated Airlines Group SA	3,326	28,124
Japan Airlines Co., Ltd.	1,900	69,181
Qantas Airways, Ltd.	16,181	64,102
United Continental Holdings, Inc.†	799	69,729

		343,112

Apparel Manufacturers — 0.3%
Kering SA	144	72,377

Appliances — 0.1%
Whirlpool Corp.	157	20,883

Applications Software — 1.0%
Intuit, Inc.	395	85,249
Microsoft Corp.	651	67,984
ServiceNow, Inc.†	164	36,083
Tableau Software, Inc., Class A†	246	31,449

		220,765

Athletic Footwear — 0.1%
adidas AG	123	29,241

Audio/Video Products — 0.1%
Dolby Laboratories, Inc., Class A	165	10,664

Auto-Cars/Light Trucks — 0.9%
Fiat Chrysler Automobiles NV†	1,970	33,654
Honda Motor Co., Ltd.	1,600	47,752
Peugeot SA	3,568	90,027
Toyota Motor Corp.	400	24,580

		196,013

Auto-Heavy Duty Trucks — 0.1%
Volvo AB, Class B	1,565	22,484

Auto/Truck Parts & Equipment-Original — 0.2%
Lear Corp.	312	48,026

Banks-Commercial — 2.2%
ABN AMRO Group NV CVA*	2,613	65,126
Banco Bilbao Vizcaya Argentaria SA	6,642	39,350
Citizens Financial Group, Inc.	137	4,647
First Citizens BancShares, Inc., Class A	149	60,722
International Bancshares Corp.	454	16,103
Popular, Inc.	301	16,437
SVB Financial Group†	379	88,451
Western Alliance Bancorp†	1,456	64,472
Westpac Banking Corp.	2,291	40,964
Zions Bancorporation	1,756	83,568

		479,840

Security Description	Shares	Value (Note 2)
Banks-Super Regional — 0.4%
Comerica, Inc.	1,056	$83,149

Beverages-Non-alcoholic — 0.6%
Coca-Cola Amatil, Ltd.	8,187	50,076
Cott Corp.	1,000	15,138
Monster Beverage Corp.†	1,318	75,442

		140,656

Building-Residential/Commercial — 0.2%
D.R. Horton, Inc.	308	11,843
NVR, Inc.†	13	34,580
PulteGroup, Inc.	224	6,229

		52,652

Casino Services — 0.1%
Sega Sammy Holdings, Inc.	2,100	29,511

Chemicals-Diversified — 0.5%
Covestro AG*	670	36,952
Huntsman Corp.	803	17,642
Koninklijke DSM NV	681	63,800

		118,394

Chemicals-Specialty — 0.1%
Teijin, Ltd.	700	12,074

Coatings/Paint — 0.3%
Sherwin-Williams Co.	129	54,376

Commercial Services — 0.1%
Medifast, Inc.	118	15,014

Commercial Services-Finance — 1.1%
Experian PLC	2,934	73,558
H&R Block, Inc.	158	3,727
PayPal Holdings, Inc.†	1,133	100,565
S&P Global, Inc.	287	55,004

		232,854

Computer Data Security — 0.4%
Fortinet, Inc.†	1,024	78,408

Computer Services — 1.3%
Fujitsu, Ltd.	400	26,726
Insight Enterprises, Inc.†	1,527	70,120
International Business Machines Corp.	859	115,467
Mitsubishi Research Institute, Inc.	1,800	52,608
Nomura Research Institute, Ltd.	100	4,079
Teradata Corp.†	267	11,849

		280,849

Computer Software — 0.3%
Citrix Systems, Inc.	574	58,858

Computers — 1.3%
Apple, Inc.	1,709	284,446

Containers-Paper/Plastic — 0.3%
WestRock Co.	1,815	73,889

Cosmetics & Toiletries — 0.0%
Unilever PLC ADR	187	9,836

Data Processing/Management — 0.2%
Fidelity National Information Services, Inc.	385	40,244

Dental Supplies & Equipment — 0.0%
Align Technology, Inc.†	22	5,477

120

SunAmerica Series Trust SA Goldman Sachs Multi-Asset Insights Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Shares	Value (Note 2)
COMMON STOCKS (continued)
Diagnostic Equipment — 0.1%
Lonza Group AG	92	$24,312

Diagnostic Kits — 0.7%
Genomic Health, Inc.†	994	75,355
IDEXX Laboratories, Inc.†	345	73,409

		148,764

Dialysis Centers — 0.1%
Fresenius Medical Care AG & Co. KGaA	239	17,624
Fresenius SE & Co. KGaA	281	14,558

		32,182

Distribution/Wholesale — 0.2%
Core-Mark Holding Co., Inc.	81	2,258
Ferguson PLC	91	6,088
WESCO International, Inc.†	803	42,077

		50,423

Diversified Banking Institutions — 1.3%
Bank of America Corp.	1,027	29,239
Citigroup, Inc.	1,995	128,598
Macquarie Group, Ltd.	82	6,961
Mitsubishi UFJ Financial Group, Inc.	11,000	59,190
Mizuho Financial Group, Inc.	22,500	37,163
Sumitomo Mitsui Financial Group, Inc.	900	33,463

		294,614

Diversified Manufacturing Operations — 0.1%
Ingersoll-Rand PLC	110	11,005
Parker-Hannifin Corp.	41	6,757

		17,762

Diversified Operations — 0.1%
Swire Pacific, Ltd., Class B	10,000	17,874

E-Commerce/Products — 0.9%
Amazon.com, Inc.†	117	201,091

E-Commerce/Services — 0.3%
Booking Holdings, Inc.†	11	20,161
Expedia Group, Inc.	12	1,431
Liberty Expedia Holdings, Inc., Class A†	1,005	41,195

		62,787

E-Services/Consulting — 0.3%
CDW Corp.	768	63,951

Electric-Distribution — 0.1%
CenterPoint Energy, Inc.	828	25,602
PPL Corp.	76	2,380

		27,982

Electric-Generation — 0.2%
E.ON SE	3,431	38,022

Electric-Integrated — 1.8%
Ameren Corp.	727	50,410
American Electric Power Co., Inc.	141	11,156
CLP Holdings, Ltd.	500	5,817
CMS Energy Corp.	1,339	69,815
DTE Energy Co.	658	77,480
EVN AG	1,079	17,441
Iren SpA	31,541	77,351
Kansai Electric Power Co., Inc.	300	4,558
RWE AG	2,834	70,116

Security Description	Shares	Value (Note 2)
Electric-Integrated (continued)
Tohoku Electric Power Co., Inc.	300	$4,055

		388,199

Electronic Components-Semiconductors — 0.1%
Micron Technology, Inc.†	175	6,689
Rohm Co., Ltd.	200	14,042

		20,731

Electronic Measurement Instruments — 0.5%
Agilent Technologies, Inc.	868	66,011
Keysight Technologies, Inc.†	386	28,572
National Instruments Corp.	375	16,583

		111,166

Electronics-Military — 0.0%
Avio SpA	345	4,620

Engineering/R&D Services — 0.2%
AECOM†	281	8,602
WSP Global, Inc.	500	25,663

		34,265

Enterprise Software/Service — 0.5%
Black Knight, Inc.†	1,269	62,422
Temenos AG	426	57,599

		120,021

Entertainment Software — 0.4%
Activision Blizzard, Inc.	993	46,909
DeNA Co., Ltd.	2,100	37,062

		83,971

Finance-Auto Loans — 0.1%
Ally Financial, Inc.	1,150	29,969

Finance-Leasing Companies — 0.4%
ORIX Corp.	5,100	76,820

Finance-Other Services — 0.1%
Japan Exchange Group, Inc.	1,600	28,087

Fisheries — 0.3%
Austevoll Seafood ASA	5,619	71,658

Food-Meat Products — 0.3%
Tyson Foods, Inc., Class A	1,207	74,737

Food-Misc./Diversified — 0.5%
Ingredion, Inc.	79	7,821
J&J Snack Foods Corp.	89	13,737
Lamb Weston Holdings, Inc.	303	21,907
Mondelez International, Inc., Class A	83	3,839
Nisshin Oillio Group, Ltd.	2,400	68,710

		116,014

Food-Retail — 1.1%
Empire Co., Ltd., Class A	3,500	78,686
Koninklijke Ahold Delhaize NV	2,762	72,840
Kroger Co.	371	10,510
Seven & i Holdings Co., Ltd.	100	4,353
Woolworths Group, Ltd.	3,773	80,641

		247,030

Funeral Services & Related Items — 0.0%
San Holdings, Inc.	200	4,342

Gas-Distribution — 0.2%
ENN Energy Holdings, Ltd.	1,200	11,551
Osaka Gas Co., Ltd.	1,500	29,587

121

SunAmerica Series Trust SA Goldman Sachs Multi-Asset Insights Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Shares	Value (Note 2)
COMMON STOCKS (continued)
Gas-Distribution (continued)
Towngas China Co., Ltd.	10,000	$7,956

		49,094

Gold Mining — 0.3%
Kirkland Lake Gold, Ltd.	1,700	54,689

Golf — 0.3%
Callaway Golf Co.	4,534	73,859

Human Resources — 0.4%
Kforce, Inc.	688	22,573
ManpowerGroup, Inc.	755	59,668
Openjobmetis Spa Agenzia per il lavoro†	193	1,770

		84,011

Import/Export — 0.3%
ITOCHU Corp.	100	1,829
Sumitomo Corp.	3,600	55,604

		57,433

Independent Power Producers — 0.2%
NRG Energy, Inc.	1,223	50,033

Insurance-Life/Health — 1.1%
American Equity Investment Life Holding Co.	2,249	70,439
Athene Holding, Ltd., Class A†	275	11,797
Manulife Financial Corp.	1,700	27,312
NN Group NV	1,143	48,405
Swiss Life Holding AG	18	7,425
Unum Group	1,931	67,122

		232,500

Insurance-Multi-line — 0.9%
Allianz SE	12	2,540
Allstate Corp.	846	74,338
American Financial Group, Inc.	73	6,964
Old Republic International Corp.	2,223	44,793
Voya Financial, Inc.	1,526	70,852

		199,487

Insurance-Property/Casualty — 0.7%
First American Financial Corp.	602	30,148
Insurance Australia Group, Ltd.	430	2,220
MS&AD Insurance Group Holdings, Inc.	800	23,760
Progressive Corp.	1,311	88,217
White Mountains Insurance Group, Ltd.	9	8,042

		152,387

Insurance-Reinsurance — 0.1%
Argo Group International Holdings, Ltd.†	347	23,159
Reinsurance Group of America, Inc.	43	6,211

		29,370

Internet Content-Entertainment — 0.6%
Facebook, Inc., Class A†	542	90,346
Netflix, Inc.†	94	31,913

		122,259

Internet Security — 0.4%
Palo Alto Networks, Inc.†	400	85,928

Investment Management/Advisor Services — 0.0%
Value Partners Group, Ltd.	7,000	5,255

Security Description	Shares	Value (Note 2)
Leisure Games — 0.0%
Round One Corp.	600	$6,812

Machinery-Construction & Mining — 0.0%
Caterpillar, Inc.	37	4,927

Machinery-Electrical — 0.4%
Hitachi, Ltd.	2,500	78,467

Machinery-General Industrial — 0.3%
SAES Getters SpA	125	2,851
Sumitomo Heavy Industries, Ltd.	1,600	54,024

		56,875

Medical Information Systems — 0.0%
CE Holdings Co., Ltd.	1,200	7,585

Medical Instruments — 0.3%
Medtronic PLC	841	74,336

Medical Labs & Testing Services — 0.1%
Evotec AG†	732	17,142

Medical Products — 0.7%
ABIOMED, Inc.†	194	68,107
Smith & Nephew PLC	2,056	38,729
Zimmer Biomet Holdings, Inc.	493	54,013

		160,849

Medical-Biomedical/Gene — 1.0%
Amgen, Inc.	303	56,695
Biogen, Inc.†	41	13,685
Gilead Sciences, Inc.	1,025	71,760
Vertex Pharmaceuticals, Inc.†	401	76,555

		218,695

Medical-Drugs — 2.6%
AbbVie, Inc.	1,152	92,494
Allergan PLC	471	67,815
Astellas Pharma, Inc.	700	10,355
Bristol-Myers Squibb Co.	1,490	73,561
Johnson & Johnson	766	101,939
Novo Nordisk A/S, Class B	2,069	97,032
Roche Holding AG	20	5,312
Shionogi & Co., Ltd.	500	30,704
UCB SA	214	18,531
Zoetis, Inc.	889	76,596

		574,339

Medical-Generic Drugs — 0.3%
Mylan NV†	2,505	75,025

Medical-Hospitals — 0.6%
HCA Healthcare, Inc.	647	90,211
Universal Health Services, Inc., Class B	280	37,109

		127,320

Metal-Diversified — 0.4%
Rio Tinto PLC ADR	1,688	94,984

Metal-Iron — 0.0%
Labrador Iron Ore Royalty Corp.	200	4,618

Multimedia — 0.3%
Pearson PLC	5,762	68,529

Networking Products — 0.4%
Telefonaktiebolaget LM Ericsson, Class A	1,800	16,238
Telefonaktiebolaget LM Ericsson, Class B	8,500	75,706

		91,944

122

SunAmerica Series Trust SA Goldman Sachs Multi-Asset Insights Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Shares	Value (Note 2)
COMMON STOCKS (continued)
Office Automation & Equipment — 0.1%
Zebra Technologies Corp., Class A†	69	$11,978

Oil Companies-Exploration & Production — 0.4%
ConocoPhillips	1,355	91,720

Oil Companies-Integrated — 0.9%
BP PLC ADR	177	7,278
Chevron Corp.	128	14,675
Eni SpA	4,112	69,645
Galp Energia SGPS SA	1,952	30,446
OMV AG	256	12,708
Suncor Energy, Inc.	2,100	67,733

		202,485

Oil Refining & Marketing — 1.6%
Delek US Holdings, Inc.	2,140	69,571
HollyFrontier Corp.	1,027	57,861
Marathon Petroleum Corp.	953	63,146
PBF Energy, Inc., Class A	154	5,640
Phillips 66	807	76,996
Valero Energy Corp.	865	75,964

		349,178

Oil-Field Services — 0.2%
Matrix Service Co.†	110	2,359
Schlumberger, Ltd.	50	2,211
TechnipFMC PLC	2,019	46,356

		50,926

Paper & Related Products — 0.0%
International Paper Co.	42	1,992

Power Converter/Supply Equipment — 0.3%
Schneider Electric SE	980	69,820

Publishing-Newspapers — 0.3%
News Corp., Class A	5,913	75,864

Publishing-Periodicals — 0.3%
Wolters Kluwer NV	1,125	70,101

Real Estate Investment Trusts — 2.0%
American Homes 4 Rent, Class A	1,455	32,170
Apartment Investment & Management Co., Class A	517	25,602
CoreSite Realty Corp.	34	3,359
Duke Realty Corp.	2,119	61,959
Host Hotels & Resorts, Inc.	3,428	61,910
Japan Retail Fund Investment Corp.	27	55,307
Kimco Realty Corp.	2,956	50,281
Lamar Advertising Co., Class A	1,005	74,822
Paramount Group, Inc.	745	10,788
Sekisui House Reit, Inc.	12	8,398
Spirit Realty Capital, Inc.	33	1,311
Sun Communities, Inc.	247	27,148
Vastned Retail NV	914	35,634

		448,689

Real Estate Operations & Development — 0.0%
Kerry Properties, Ltd.	2,000	8,331

Retail-Apparel/Shoe — 0.0%
L Brands, Inc.	76	2,116

Retail-Auto Parts — 0.0%
AutoZone, Inc.†	7	5,931

Security Description	Shares	Value (Note 2)
Retail-Discount — 0.4%
Target Corp.	904	$65,992
Walmart, Inc.	181	17,345

		83,337

Retail-Restaurants — 0.7%
Chipotle Mexican Grill, Inc.†	162	85,797
Texas Roadhouse, Inc.	116	7,057
Yum! Brands, Inc.	623	58,550

		151,404

Rubber-Tires — 0.2%
Continental AG	119	18,749
Goodyear Tire & Rubber Co.	755	15,998

		34,747

Schools — 0.0%
Bright Horizons Family Solutions, Inc.†	23	2,663

Semiconductor Equipment — 0.7%
Applied Materials, Inc.	2,420	94,573
ASML Holding NV	290	51,061
Lam Research Corp.	41	6,953

		152,587

Steel-Producers — 0.1%
JFE Holdings, Inc.	1,000	17,604

Telecom Services — 0.1%
CITIC Telecom International Holdings, Ltd,	33,000	11,988
Vonage Holdings Corp.†	2,107	19,195

		31,183

Telephone-Integrated — 0.3%
Nippon Telegraph & Telephone Corp.	800	34,337
Telephone & Data Systems, Inc.	804	29,121

		63,458

Television — 0.6%
Nexstar Media Group, Inc., Class A	839	70,031
Sinclair Broadcast Group, Inc., Class A	1,777	54,750

		124,781

Theaters — 0.3%
Cinemark Holdings, Inc.	1,792	73,329

Tobacco — 0.7%
Imperial Brands PLC	2,357	78,099
Philip Morris International, Inc.	774	59,381
Scandinavian Tobacco Group A/S*	531	6,873

		144,353

Transport-Rail — 1.7%
Aurizon Holdings, Ltd.	21,761	69,703
Canadian Pacific Railway, Ltd.	300	61,489
Central Japan Railway Co.	400	86,327
East Japan Railway Co.	900	83,245
Union Pacific Corp.	426	67,764

		368,528

Transport-Services — 0.1%
Nippon Express Co., Ltd.	100	6,323
Nobina AB*	1,056	7,238
TFI International, Inc.	100	2,944

		16,505

123

SunAmerica Series Trust SA Goldman Sachs Multi-Asset Insights Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Shares	Value (Note 2)
COMMON STOCKS (continued)
Transport-Truck — 0.0%
Chilled & Frozen Logistics Holdings Co., Ltd.	200	$2,117

Water Treatment Systems — 0.0%
Pentair PLC	74	3,048

Web Hosting/Design — 0.1%
GoDaddy, Inc., Class A†	165	11,324
VeriSign, Inc.†	43	7,279

		18,603

Web Portals/ISP — 1.0%
Alphabet, Inc., Class A†	67	75,435
Alphabet, Inc., Class C†	71	79,262
Yahoo Japan Corp.	24,000	64,845

		219,542

Total Common Stocks (cost $11,390,628)		11,423,211

EXCHANGE-TRADED FUNDS — 2.8%
Vanguard REIT ETF	2,620	218,534
Vanguard Value ETF	3,922	410,869

Total Exchange-Traded Funds (cost $617,362)		629,403

Total Long-Term Investment Securities (cost $12,007,990)		12,052,614

Security Description	Principal Amount	Value (Note 2)
SHORT-TERM INVESTMENT SECURITIES — 43.2%
Registered Investment Companies — 43.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class 2.32%(1) (cost $9,535,287)	$9,535,287	$9,535,287

TOTAL INVESTMENTS (cost $21,543,277)(2)	97.7%	21,587,901
Other assets less liabilities	2.3	505,455

NET ASSETS	100.0%	$22,093,356

†	Non-income producing security
*	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Portfolio has no right to demand registration of these securities. At January 31, 2019, the aggregate value of these securities was $116,189 representing 0.5% of net assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(1)	The rate shown is the 7-day yield as of January 31, 2019.
(2)	See Note 3 for cost of investments on a tax basis.

ADR — American Depositary Receipt

CVA — Certification Van Aandelen (Dutch Cert.)

ETF — Exchange-Traded Funds

Futures Contracts

Number of Contracts	Type	Description	Expiration Month	Notional Basis*	Notional Value*	Unrealized Appreciation (Depreciation)

11	Long	S&P 500 E-Mini Index	March 2019	$1,434,732	$1,487,475	$52,743

11	Long	U.S. Treasury Ultra Bonds	March 2019	1,690,581	1,772,375	81,794

30	Long	U.S. Treasury 10 Year Notes	March 2019	3,589,040	3,674,062	85,022

14	Long	MSCI Emerging Markets Index	March 2019	677,774	745,220	67,446

8	Long	E-Mini Russell 2000 Index	March 2019	559,308	600,080	40,772

3	Short	MSCI EAFE Index	March 2019	259,839	274,215	(14,376)

						$313,401

*	Notional basis refers to the contractual amount agreed upon at inception of the open contract; notional value represents the current value of the open contract.

Forward Foreign Currency Contracts

Counterparty	Contract to Deliver		In Exchange For		Delivery Date	Unrealized Appreciation	Unrealized (Depreciation)
Morgan Stanley and Co. Inc.	USD	11,101	JPY	1,214,000	02/01/2019	$44	$—

Net Unrealized Appreciation/(Depreciation)						$44	$—

JPY	— Japanese Yen
USD	— United States Dollar

124

SunAmerica Series Trust SA Goldman Sachs Multi-Asset Insights Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Centrally Cleared Credit Default Swaps on Credit Indicies — Sell Protection (1)
					Value(4)
Reference Obligations	Fixed Deal Receive Rate / Payment Frequency	Termination Date	Implied Credit Spread at January 31, 2019(2)	Notional Amount(3) (000’s)	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
CDX North America Investment Grade Index	1.000% /Quarterly	12/20/2028	1.125%	$6,870	$(56,491)	$(14,511)

(1)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.
(2)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(3)	The maximum potential amount the Portfolio could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(4)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement have been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The following is a summary of the inputs used to value the Portfolio’s net assets as of January 31, 2019 (see Note 2):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs		Level 3 - Significant Unobservable Inputs	Total
ASSETS:
Investments at Value:*
Common Stocks	$7,788,029	$3,635,182	**	$—	$11,423,211
Exchanged-Traded Funds	629,403	—		—	629,403
Short-Term Investment securities	9,535,287	—		—	9,535,287

Total Investments at Value	$17,952,719	$3,635,182		$—	$21,587,901

Other Financial Instruments:†
Futures Contracts	$327,777	$—		$—	$327,777
Forward Foreign Currency Contracts	—	44		—	44

Total Other Financial Instruments	$327,777	$44		$—	$327,821

LIABILITIES:
Other Financial Instruments:†
Futures Contracts	$14,376	$—		$—	$14,376
Centrally Cleared Credit Default Swaps on Credit Indicies - Sell
Protection	—	14,511		—	14,511

Total Other Financial Instruments	$14,376	$14,511		$—	$28,887

*	For a detailed presentation of investments, please refer to the Portfolio of Investments.
**	Represents foreign equity securities that have been fair valued in accordance with pricing procedures approved by the Board (see Note 2).
†	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forward, swap and written option contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

See Notes to Financial Statements

125

SunAmerica Series Trust SA Index Allocation 60/40 Portfolio

PORTFOLIO PROFILE — January 31, 2019 — (unaudited)

Industry Allocation*

Domestic Equity Investment Companies	53.9%
Domestic Fixed Income Investment Companies	37.0
International Equity Investment Companies	9.2

100.1%

*	Calculated as a percentage of net assets

126

SunAmerica Series Trust SA Index Allocation 60/40 Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019

Security Description	Shares	Value (Note 2)
AFFILIATED REGISTERED INVESTMENT COMPANIES@# — 100.1%
Domestic Equity Investment Companies — 53.9%
SunAmerica Series Trust SA Large Cap Index Portfolio, Class 1	1,584,338	$34,221,711
SunAmerica Series Trust SA Mid Cap Index Portfolio, Class 1	441,357	4,625,423
SunAmerica Series Trust SA Small Cap Index Portfolio, Class 1	510,030	5,421,618

Total Domestic Equity Investment Companies (cost $45,890,739)		44,268,752

Domestic Fixed Income Investment Companies — 37.0%
SunAmerica Series Trust SA Fixed Income Index Portfolio, Class 1	1,935,022	19,311,517
SunAmerica Series Trust SA Fixed Income Intermediate Index Portfolio, Class 1	1,118,309	11,026,528

Total Domestic Fixed Income Investment Companies (cost $30,476,494)		30,338,045

Security Description	Shares	Value (Note 2)
International Equity Investment Companies — 9.2%
SunAmerica Series Trust SA International Index Portfolio, Class 1 (cost $8,251,549)	735,824	$7,586,345

TOTAL INVESTMENTS (cost $84,618,782)(1)	100.1%	82,193,142
Liabilities in excess of other assets	(0.1)	(68,283)

NET ASSETS	100.0%	$82,124,859

@	The SunAmerica Series Trust SA Index Allocation 60/40 Portfolio invests in Class 1 shares of the underlying Portfolios, which are Portfolios of the SunAmerica Series Trust. Additional information on the underlying Portfolios, including such portfolios’ prospectuses and shareholder reports are available on our website, www.aig.com/getprospectus.
#	See Note 8
(1)	See Note 3 for cost of investments on a tax basis.

The following is a summary of the inputs used to value the Portfolio’s net assets as of January 31, 2019 (see Note 2):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ASSETS:
Investments at Value:*
Affiliated Registered Investment Companies	$82,193,142	$—	$—	$82,193,142

*	For a detailed presentation of investments, please refer to the Portfolio of Investments.

See Notes to Financial Statements

127

SunAmerica Series Trust SA Index Allocation 80/20 Portfolio

PORTFOLIO PROFILE — January 31, 2019 — (unaudited)

Industry Allocation*

Domestic Equity Investment Companies	69.3%
Domestic Fixed Income Investment Companies	16.6
International Equity Investment Companies	14.2

100.1%

*	Calculated as a percentage of net assets

128

SunAmerica Series Trust SA Index Allocation 80/20 Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019

Security Description	Shares	Value (Note 2)
AFFILIATED REGISTERED INVESTMENT COMPANIES@# — 100.1%
Domestic Equity Investment Companies — 69.3%
SunAmerica Series Trust SA Large Cap Index Portfolio, Class 1	3,995,561	$86,304,122
SunAmerica Series Trust SA Mid Cap Index Portfolio, Class 1	1,801,933	18,884,261
SunAmerica Series Trust SA Small Cap Index Portfolio, Class 1	1,037,585	11,029,533

Total Domestic Equity Investment Companies (cost $120,023,820)		116,217,916

Domestic Fixed Income Investment Companies — 16.6%
SunAmerica Series Trust SA Fixed Income Index Portfolio, Class 1	1,774,624	17,710,751
SunAmerica Series Trust SA Fixed Income Intermediate Index Portfolio, Class 1	1,022,073	10,077,640

Total Domestic Fixed Income Investment Companies (cost $27,901,062)		27,788,391

Security Description	Shares	Value (Note 2)
International Equity Investment Companies — 14.2%
SunAmerica Series Trust SA International Index Portfolio, Class 1 (cost $25,800,184)	2,314,148	$23,858,862

TOTAL INVESTMENTS (cost $173,725,066)(1)	100.1%	167,865,169
Liabilities in excess of other assets	(0.1)	(99,352)

NET ASSETS	100.0%	$167,765,817

@	The SunAmerica Series Trust SA Index Allocation 80/20 Portfolio invests in Class 1 shares of the underlying Portfolios, which are Portfolios of the SunAmerica Series Trust. Additional information on the underlying Portfolios, including such portfolios’ prospectuses and shareholder reports are available on our website, www.aig.com/getprospectus.
#	See Note 8
(1)	See Note 3 for cost of investments on a tax basis.

The following is a summary of the inputs used to value the Portfolio’s net assets as of January 31, 2019 (see Note 2):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ASSETS:
Investments at Value:*
Affiliated Registered Investment Companies	$167,865,169	$—	$—	$167,865,169

*	For a detailed presentation of investments, please refer to the Portfolio of Investments.

See Notes to Financial Statements

129

SunAmerica Series Trust SA Index Allocation 90/10 Portfolio

PORTFOLIO PROFILE — January 31, 2019 — (unaudited)

Industry Allocation*

Domestic Equity Investment Companies	73.8%
International Equity Investment Companies	19.2
Domestic Fixed Income Investment Companies	7.0

100.0%

*	Calculated as a percentage of net assets

130

SunAmerica Series Trust SA Index Allocation 90/10 Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019

Security Description	Shares	Value (Note 2)
AFFILIATED REGISTERED INVESTMENT COMPANIES@# — 100.0%
Domestic Equity Investment Companies — 73.8%
SunAmerica Series Trust SA Large Cap Index Portfolio, Class 1	11,958,468	$258,302,909
SunAmerica Series Trust SA Mid Cap Index Portfolio, Class 1	4,866,406	50,999,937
SunAmerica Series Trust SA Small Cap Index Portfolio, Class 1	2,818,335	29,958,897

Total Domestic Equity Investment Companies (cost $351,715,760)		339,261,743

Domestic Fixed Income Investment Companies — 7.0%
SunAmerica Series Trust SA Fixed Income Index Portfolio, Class 1	2,114,243	21,100,149
SunAmerica Series Trust SA Fixed Income Intermediate Index Portfolio, Class 1	1,123,362	11,076,351

Total Domestic Fixed Income Investment Companies (cost $32,254,360)		32,176,500

Security Description	Shares	Value (Note 2)
International Equity Investment Companies — 19.2%
SunAmerica Series Trust SA International Index Portfolio, Class 1 (cost $95,401,009)	8,542,967	$88,077,986

TOTAL INVESTMENTS (cost $479,371,129)(1)	100.0%	459,516,229
Liabilities in excess of other assets	(0.0)	(189,797)

NET ASSETS	100.0%	$459,326,432

@	The SunAmerica Series Trust SA Index Allocation 90/10 Portfolio invests in Class 1 shares of the underlying Portfolios, which are Portfolios of the SunAmerica Series Trust. Additional information on the underlying Portfolios, including such portfolios’ prospectuses and shareholder reports are available on our website, www.aig.com/getprospectus.
#	See Note 8
(1)	See Note 3 for cost of investments on a tax basis.

The following is a summary of the inputs used to value the Portfolio’s net assets as of January 31, 2019 (see Note 2):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ASSETS:
Investments at Value:*
Affiliated Registered Investment Companies	$459,516,229	$—	$—	$459,516,229

*	For a detailed presentation of investments, please refer to the Portfolio of Investments.

See Notes to Financial Statements

131

SunAmerica Series Trust SA International Index Portfolio

PORTFOLIO PROFILE — January 31, 2019 — (unaudited)

Industry Allocation*

Repurchase Agreements	18.5%
Medical-Drugs	5.9
Exchange-Traded Funds	4.8
Banks-Commercial	4.5
Diversified Banking Institutions	4.2
Oil Companies-Integrated	3.7
Auto-Cars/Light Trucks	2.6
Telephone-Integrated	2.1
Food-Misc./Diversified	2.1
Electric-Integrated	1.8
Insurance-Life/Health	1.7
Cosmetics & Toiletries	1.6
Insurance-Multi-line	1.5
Chemicals-Diversified	1.3
Food-Retail	1.3
Real Estate Investment Trusts	1.1
Real Estate Operations & Development	1.1
U.S. Government Treasuries	1.0
Transport-Rail	1.0
Diversified Minerals	1.0
Metal-Diversified	1.0
Tobacco	1.0
Import/Export	0.9
Beverages-Wine/Spirits	0.8
Brewery	0.8
Cellular Telecom	0.7
Medical Products	0.7
Machinery-Electrical	0.7
Enterprise Software/Service	0.7
Aerospace/Defense-Equipment	0.7
Electronic Components-Misc.	0.7
Industrial Automated/Robotic	0.7
Finance-Other Services	0.7
Gas-Distribution	0.7
Diversified Manufacturing Operations	0.6
Chemicals-Specialty	0.6
Insurance-Property/Casualty	0.6
Commercial Services	0.6
Retail-Apparel/Shoe	0.6
Computer Services	0.6
Semiconductor Equipment	0.5
Textile-Apparel	0.5
Audio/Video Products	0.5
Medical-Biomedical/Gene	0.5
Soap & Cleaning Preparation	0.5
Insurance-Reinsurance	0.5
Diversified Operations	0.5
Apparel Manufacturers	0.5
Building-Heavy Construction	0.5
Food-Dairy Products	0.5
Real Estate Management/Services	0.4
Machinery-Construction & Mining	0.4
Electric-Generation	0.4
Auto/Truck Parts & Equipment-Original	0.4
Transport-Services	0.4
Steel-Producers	0.4
Multimedia	0.4
Paper & Related Products	0.4
Building & Construction Products-Misc.	0.3
Rubber-Tires	0.3
Aerospace/Defense	0.3

Building Products-Cement	0.3%
Building-Residential/Commercial	0.3
Oil Companies-Exploration & Production	0.3
Industrial Gases	0.3
Building & Construction-Misc.	0.3
Athletic Footwear	0.3
Retail-Jewelry	0.3
Electronic Components-Semiconductors	0.3
Oil Refining & Marketing	0.3
Telecom Services	0.3
Human Resources	0.3
Office Automation & Equipment	0.3
Toys	0.3
Food-Catering	0.3
Hotels/Motels	0.3
Investment Companies	0.2
Machinery-General Industrial	0.2
Investment Management/Advisor Services	0.2
Casino Hotels	0.2
Power Converter/Supply Equipment	0.2
Dialysis Centers	0.2
Optical Supplies	0.2
Wireless Equipment	0.2
Public Thoroughfares	0.2
Semiconductor Components-Integrated Circuits	0.2
Auto-Heavy Duty Trucks	0.2
Distribution/Wholesale	0.2
Transactional Software	0.2
Building Products-Air & Heating	0.2
Diagnostic Equipment	0.2
Machinery-Farming	0.2
Networking Products	0.2
Finance-Investment Banker/Broker	0.2
Advertising Services	0.2
Electric-Transmission	0.2
Airport Development/Maintenance	0.1
Beverages-Non-alcoholic	0.1
Water	0.1
Security Services	0.1
Coatings/Paint	0.1
Finance-Leasing Companies	0.1
Resorts/Theme Parks	0.1
Commercial Services-Finance	0.1
Electric Products-Misc.	0.1
Electric-Distribution	0.1
Photo Equipment & Supplies	0.1
Publishing-Periodicals	0.1
Entertainment Software	0.1
Transport-Marine	0.1
Energy-Alternate Sources	0.1
Medical-Generic Drugs	0.1
Electronic Security Devices	0.1
Gambling (Non-Hotel)	0.1
Medical Instruments	0.1
Computer Aided Design	0.1
Web Portals/ISP	0.1
Advertising Agencies	0.1
Casino Services	0.1
Private Equity	0.1
Computer Data Security	0.1
Gold Mining	0.1

132

SunAmerica Series Trust SA International Index Portfolio

PORTFOLIO PROFILE — January 31, 2019 — (unaudited) — (continued)

Industry Allocation* (continued)

Fisheries	0.1%
Diversified Operations/Commercial Services	0.1
Rental Auto/Equipment	0.1
Electronics-Military	0.1
Containers-Paper/Plastic	0.1
Food-Meat Products	0.1
Satellite Telecom	0.1
Gas-Transportation	0.1
Retail-Convenience Store	0.1
Bicycle Manufacturing	0.1
Retail-Home Furnishings	0.1
Cruise Lines	0.1
Computers-Memory Devices	0.1
Applications Software	0.1
Retail-Discount	0.1
Tools-Hand Held	0.1
Machine Tools & Related Products	0.1
Filtration/Separation Products	0.1
Internet Security	0.1

99.3%

Country Allocation*

United States	24.3%
Japan	18.5
United Kingdom	12.1
France	7.5
Germany	6.5
Switzerland	6.5
Australia	5.1
Netherlands	3.3
Spain	2.3
Hong Kong	2.1
Sweden	1.8
Italy	1.4
Denmark	1.3
Singapore	1.0
Finland	1.0
Belgium	0.7
Jersey	0.6
Cayman Islands	0.6
Norway	0.5
Ireland	0.5
Israel	0.4
Bermuda	0.3
Luxembourg	0.3
SupraNational	0.2
Austria	0.2
New Zealand	0.2
Portugal	0.1

99.3%

*	Calculated as a percentage of net assets

133

SunAmerica Series Trust SA International Index Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019

Security Description	Shares	Value (Note 2)
COMMON STOCKS — 75.0%
Australia — 5.1%
AGL Energy, Ltd.	15,373	$239,372
Alumina, Ltd.	56,777	100,309
Amcor, Ltd.	26,716	265,478
AMP, Ltd.	68,250	112,398
APA Group	25,987	173,625
Aristocrat Leisure, Ltd.	13,202	236,929
ASX, Ltd.	4,400	204,085
Aurizon Holdings, Ltd.	47,266	151,399
AusNet Services	40,564	48,696
Australia & New Zealand Banking Group, Ltd.	65,728	1,198,551
Bank of Queensland, Ltd.	8,917	65,875
Bendigo & Adelaide Bank, Ltd.	10,828	84,874
BHP Group, Ltd.	67,381	1,715,994
BlueScope Steel, Ltd.	13,204	119,957
Boral, Ltd.	27,488	99,119
Brambles, Ltd.	36,597	283,425
Caltex Australia, Ltd.	6,001	117,205
Challenger, Ltd.	13,208	69,687
CIMIC Group, Ltd.	2,259	73,762
Coca-Cola Amatil, Ltd.	11,592	70,903
Cochlear, Ltd.	1,321	185,755
Coles Group, Ltd.†	26,017	236,689
Commonwealth Bank of Australia	40,181	2,045,897
Computershare, Ltd.	10,611	137,302
Crown Resorts, Ltd.	8,508	73,999
CSL, Ltd.	10,369	1,473,261
Dexus	22,137	185,058
Domino’s Pizza Enterprises, Ltd.	1,431	47,408
Flight Centre Travel Group, Ltd.	1,300	40,724
Fortescue Metals Group, Ltd.	35,886	147,408
Goodman Group	37,512	318,256
GPT Group	40,571	171,151
Harvey Norman Holdings, Ltd.	13,033	31,980
Incitec Pivot, Ltd.	38,774	93,467
Insurance Australia Group, Ltd.	53,479	276,138
LendLease Group	12,881	114,524
Macquarie Group, Ltd.	7,460	633,263
Medibank Private, Ltd.	63,047	120,250
Mirvac Group	86,054	150,277
National Australia Bank, Ltd.	62,285	1,082,270
Newcrest Mining, Ltd.	17,672	314,800
Orica, Ltd.	8,679	108,414
Origin Energy, Ltd.†	40,391	209,629
QBE Insurance Group, Ltd.	31,680	247,662
Ramsay Health Care, Ltd.	3,257	134,483
REA Group, Ltd.	1,246	68,721
Rio Tinto, Ltd.	8,490	538,355
Santos, Ltd.	42,336	199,650
Scentre Group	122,479	354,268
SEEK, Ltd.	7,755	95,984
Sonic Healthcare, Ltd.	9,915	166,110
South32, Ltd.	117,478	302,317
Stockland	54,708	150,509
Suncorp Group, Ltd.	29,625	280,004
Sydney Airport	25,619	122,270
Tabcorp Holdings, Ltd.	43,741	148,131
Telstra Corp., Ltd.	95,411	215,973
TPG Telecom, Ltd.	7,723	39,303
Transurban Group	59,903	530,455
Treasury Wine Estates, Ltd.	16,933	190,210
Vicinity Centres	77,755	147,899

Security Description	Shares	Value (Note 2)
Australia (continued)
Washington H. Soul Pattinson & Co., Ltd.	2,464	$47,129
Wesfarmers, Ltd.	26,017	609,192
Westpac Banking Corp.	78,564	1,404,763
Woodside Petroleum, Ltd.	21,445	534,488
Woolworths Group, Ltd.	29,756	635,980
WorleyParsons, Ltd.	7,344	74,362

		20,867,781

Austria — 0.2%
ANDRITZ AG	1,706	84,228
Erste Group Bank AG	6,938	241,648
OMV AG	3,382	167,875
Raiffeisen Bank International AG	3,431	90,748
Verbund AG	1,558	79,643
voestalpine AG	2,643	84,350

		748,492

Belgium — 0.7%
Ageas	4,186	194,472
Anheuser-Busch InBev SA	17,428	1,330,717
Colruyt SA	1,486	106,735
Groupe Bruxelles Lambert SA	1,859	175,229
KBC Group NV	5,785	392,651
Proximus SADP	3,445	92,380
Solvay SA	1,714	186,610
Telenet Group Holding NV	1,233	57,083
UCB SA	2,917	252,590
Umicore SA	4,781	201,734

		2,990,201

Bermuda — 0.3%
CK Infrastructure Holdings, Ltd.	14,000	113,073
Dairy Farm International Holdings, Ltd.	8,000	72,258
Hongkong Land Holdings, Ltd.	27,100	194,600
Jardine Matheson Holdings, Ltd.	5,100	341,321
Jardine Strategic Holdings, Ltd.	5,112	195,909
Kerry Properties, Ltd.	16,500	68,726
NWS Holdings, Ltd.	35,000	80,310
Shangri-La Asia, Ltd.	30,000	38,945
Yue Yuen Industrial Holdings, Ltd.	15,500	52,959

		1,158,101

Canada — 0.0%
Barrick Gold Corp.	1	10

Cayman Islands — 0.6%
ASM Pacific Technology, Ltd.	6,400	68,770
BeiGene, Ltd. ADR†	746	96,592
CK Asset Holdings, Ltd.	59,500	504,742
CK Hutchison Holdings, Ltd.	62,000	630,028
Melco Resorts & Entertainment, Ltd. ADR	5,790	124,948
MGM China Holdings, Ltd.	22,000	42,477
Minth Group, Ltd.	16,846	58,687
Sands China, Ltd.	56,000	267,726
WH Group, Ltd.*	201,000	175,315
Wharf Real Estate Investment Co., Ltd.	27,000	186,193
Wynn Macau, Ltd.	36,400	90,412

		2,245,890

Denmark — 1.3%
AP Moller - Maersk A/S, Series A	90	112,473
AP Moller - Maersk A/S, Series B	153	203,653
Carlsberg A/S, Class B	2,485	284,269
Chr. Hansen Holding A/S	2,270	215,252

134

SunAmerica Series Trust SA International Index Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Shares	Value (Note 2)
COMMON STOCKS (continued)
Denmark (continued)
Coloplast A/S, Class B	2,716	$248,091
Danske Bank A/S	16,419	303,801
DSV A/S	4,338	345,876
Genmab A/S†	1,407	204,290
H. Lundbeck A/S	1,589	69,687
ISS A/S	3,853	109,008
Novo Nordisk A/S, Class B	41,621	1,951,937
Novozymes A/S, Class B	5,015	209,454
Orsted A/S*	4,317	310,755
Pandora A/S	2,561	111,097
Tryg A/S	2,547	64,988
Vestas Wind Systems A/S	4,476	369,206
William Demant Holding A/S†	2,388	75,406

		5,189,243

Finland — 1.0%
Elisa Oyj	3,244	135,766
Fortum Oyj	10,333	234,526
Kone Oyj, Class B	7,751	376,348
Metso Oyj	2,592	76,007
Neste Oyj	2,942	269,702
Nokia Oyj	129,311	815,119
Nokian Renkaat Oyj	2,653	88,129
Nordea Bank Abp	69,956	635,519
Orion Oyj, Class B	2,371	83,758
Sampo Oyj, Class A	10,257	469,498
Stora Enso Oyj, Class R	12,735	170,484
UPM-Kymmene Oyj	12,308	355,882
Wartsila Oyj Abp	10,320	167,965

		3,878,703

France — 7.5%
Accor SA	4,273	186,138
Aeroports de Paris	682	130,695
Air Liquide SA	9,862	1,198,017
Alstom SA	3,512	141,650
Amundi SA*	1,361	78,426
Arkema SA	1,576	150,058
Atos SE	2,180	199,616
AXA SA	44,668	1,036,533
BioMerieux	925	65,488
BNP Paribas SA	25,764	1,210,789
Bollore SA	20,165	83,284
Bouygues SA	5,024	178,001
Bureau Veritas SA	5,996	133,430
Capgemini SE	3,744	414,963
Carrefour SA	13,540	268,005
Casino Guichard Perrachon SA	1,280	63,060
Cie de Saint-Gobain	11,528	398,260
Cie Generale des Etablissements Michelin SCA	3,938	428,537
CNP Assurances	3,961	90,087
Covivio	1,042	106,623
Credit Agricole SA	25,876	295,685
Danone SA	14,106	1,025,936
Dassault Aviation SA	54	80,438
Dassault Systemes SE	2,935	369,160
Edenred	5,389	218,817
Eiffage SA	1,831	171,646
Electricite de France SA	13,412	221,856
Engie SA	42,130	675,562
EssilorLuxottica SA	6,558	831,102

Security Description	Shares	Value (Note 2)
France (continued)
Eurazeo SE	1,027	$76,400
Eutelsat Communications SA	4,036	85,551
Faurecia SA	1,740	76,388
Gecina SA	1,057	155,358
Getlink SE	10,855	158,907
Hermes International	722	434,202
ICADE	872	73,504
Iliad SA	605	69,457
Imerys SA	836	44,139
Ingenico Group SA	1,276	69,676
Ipsen SA	869	109,485
JCDecaux SA	1,734	51,490
Kering SA	1,751	880,087
Klepierre SA	4,719	162,111
L’Oreal SA	5,765	1,388,876
Legrand SA	6,170	366,216
LVMH Moet Hennessy Louis Vuitton SE	6,353	2,040,452
Natixis SA	21,608	110,878
Orange SA	45,938	714,085
Pernod Ricard SA	4,871	809,071
Peugeot SA	13,425	338,738
Publicis Groupe SA	4,843	295,699
Remy Cointreau SA	511	59,443
Renault SA	4,371	310,106
Rexel SA	6,935	79,124
Safran SA	7,599	998,595
Sanofi	25,750	2,237,579
Sartorius Stedim Biotech	633	69,833
Schneider Electric SE	12,511	891,339
SCOR SE	3,729	156,843
SEB SA	526	80,770
Societe BIC SA	657	65,893
Societe Generale SA	17,682	550,437
Sodexo SA	2,102	219,065
Suez	8,433	108,093
Teleperformance	1,313	225,831
Thales SA	2,425	268,884
TOTAL SA	54,809	3,007,520
Ubisoft Entertainment SA†	1,789	159,198
Valeo SA	5,513	172,781
Veolia Environnement SA	12,373	261,258
Vinci SA	11,541	1,017,443
Vivendi SA	23,645	602,811
Wendel SA	634	77,432

		30,582,910

Germany — 6.5%
1&1 Drillisch AG	1,207	50,066
adidas AG	4,307	1,023,908
Allianz SE	9,833	2,081,194
Axel Springer SE	1,111	67,889
BASF SE	21,017	1,535,497
Bayer AG	21,362	1,618,429
Bayerische Motoren Werke AG	7,640	642,382
Bayerische Motoren Werke AG (Preference Shares)	1,293	95,385
Beiersdorf AG	2,289	228,671
Brenntag AG	3,591	169,576
Commerzbank AG†	23,009	164,863
Continental AG	2,543	400,654
Covestro AG*	4,408	243,110
Daimler AG	20,897	1,235,615
Delivery Hero SE†*	2,100	77,436

135

SunAmerica Series Trust SA International Index Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Shares	Value (Note 2)
COMMON STOCKS (continued)
Germany (continued)
Deutsche Bank AG	45,087	$399,614
Deutsche Boerse AG	4,437	590,518
Deutsche Lufthansa AG	5,369	135,579
Deutsche Post AG	22,616	666,850
Deutsche Telekom AG	76,466	1,242,153
Deutsche Wohnen SE	8,224	410,407
E.ON SE	50,557	560,272
Evonik Industries AG	3,773	103,058
Fraport AG Frankfurt Airport Services Worldwide	936	73,878
Fresenius Medical Care AG & Co. KGaA	4,938	364,141
Fresenius SE & Co. KGaA	9,568	495,685
Fuchs Petrolub SE (Preference Shares)	1,586	74,293
GEA Group AG	3,716	102,159
Hannover Rueck SE	1,396	201,084
HeidelbergCement AG	3,452	238,528
Henkel AG & Co. KGaA	2,381	217,984
Henkel AG & Co. KGaA (Preference Shares)	4,119	400,278
HOCHTIEF AG	443	66,176
HUGO BOSS AG	1,528	109,547
Infineon Technologies AG	26,121	580,459
Innogy SE*	3,203	151,781
KION Group AG	1,619	93,445
LANXESS AG	2,107	115,800
Merck KGaA	2,972	311,582
METRO AG	4,129	69,682
MTU Aero Engines AG	1,176	253,298
Muenchener Rueckversicherungs-Gesellschaft AG	3,426	762,386
OSRAM Licht AG	2,268	96,356
Porsche Automobil Holding SE (Preference Shares)	3,529	229,437
ProSiebenSat.1 Media SE	5,376	96,107
Puma SE	192	106,919
RWE AG	11,934	295,257
SAP SE	22,468	2,320,673
Sartorius AG (Preference Shares)	815	122,173
Siemens AG	17,549	1,924,046
Siemens Healthineers AG†*	3,460	136,333
Symrise AG	2,829	235,112
Telefonica Deutschland Holding AG	16,928	59,303
thyssenkrupp AG	10,038	177,735
TUI AG	10,170	154,097
Uniper SE	4,593	132,905
United Internet AG	2,835	112,205
Volkswagen AG	754	131,179
Volkswagen AG (Preference Shares)	4,283	728,573
Vonovia SE	11,258	564,216
Wirecard AG	2,675	443,006
Zalando SE†*	2,570	78,418

		26,569,362

Hong Kong — 2.1%
AIA Group, Ltd.	276,600	2,485,705
Bank of East Asia, Ltd.	28,000	94,810
BOC Hong Kong Holdings, Ltd.	86,000	333,470
CLP Holdings, Ltd.	38,000	442,097
Galaxy Entertainment Group, Ltd.	53,000	372,981
Hang Lung Group, Ltd.	21,000	61,572
Hang Lung Properties, Ltd.	46,000	100,309
Hang Seng Bank, Ltd.	17,300	399,607

Security Description	Shares	Value (Note 2)
Hong Kong (continued)
Henderson Land Development Co., Ltd.	29,590	$169,155
Hong Kong & China Gas Co., Ltd.	208,230	452,129
Hong Kong Exchanges & Clearing, Ltd.	27,100	843,562
Hysan Development Co., Ltd.	14,000	73,171
Link REIT	48,500	531,890
MTR Corp., Ltd.	35,000	195,460
New World Development Co., Ltd.	134,000	210,218
PCCW, Ltd.	93,000	55,510
Power Assets Holdings, Ltd.	32,000	216,240
Sino Land Co., Ltd.	78,000	139,873
SJM Holdings, Ltd.	46,000	48,276
Sun Hung Kai Properties, Ltd.	36,000	608,249
Swire Pacific, Ltd., Class A	12,000	141,842
Swire Properties, Ltd.	26,600	104,204
Techtronic Industries Co., Ltd.	30,500	177,543
Wharf Holdings, Ltd.	27,000	81,426
Wheelock & Co., Ltd.	20,000	129,476

		8,468,775

Ireland — 0.5%
AIB Group PLC	18,589	83,051
Bank of Ireland Group PLC (ISE)	3,863	23,163
Bank of Ireland Group PLC (LSE)	17,262	103,637
CRH PLC (ISE)	2,105	60,609
CRH PLC (LSE)	17,083	491,407
DCC PLC	2,247	183,651
James Hardie Industries PLC CDI	10,127	113,017
Kerry Group PLC, Class A (ISE)	398	40,684
Kerry Group PLC, Class A (LSE)	3,227	331,872
Kingspan Group PLC	3,503	143,202
Paddy Power Betfair PLC	1,835	150,143
Smurfit Kappa Group PLC	5,161	148,891

		1,873,327

Isle of Man — 0.0%
GVC Holdings PLC	12,529	110,445

Israel — 0.4%
Azrieli Group, Ltd.	978	52,081
Bank Hapoalim B.M.	23,990	162,594
Bank Leumi Le-Israel B.M.	33,307	220,008
Bezeq The Israeli Telecommunication Corp., Ltd.	47,111	37,799
Check Point Software Technologies, Ltd.†	2,859	319,979
Elbit Systems, Ltd.	547	67,571
Israel Chemicals, Ltd.	16,017	92,939
Mizrahi Tefahot Bank, Ltd.	3,013	56,050
NICE, Ltd.†	1,379	151,691
Teva Pharmaceutical Industries, Ltd. ADR†	22,190	440,472
Wix.com, Ltd.†	995	108,803

		1,709,987

Italy — 1.4%
Assicurazioni Generali SpA	26,960	472,211
Atlantia SpA	11,271	266,324
Davide Campari-Milano SpA	12,803	114,991
Enel SpA	185,331	1,117,640
Eni SpA	58,637	993,133
Intesa Sanpaolo SpA	340,874	778,935
Leonardo SpA	9,345	90,510
Mediobanca Banca di Credito Finanziario SpA	14,203	123,574
Moncler SpA	4,103	154,538
Pirelli & C SpA†*	8,894	58,090

136

SunAmerica Series Trust SA International Index Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Shares	Value (Note 2)
COMMON STOCKS (continued)
Italy (continued)
Poste Italiane SpA*	11,885	$102,272
Prysmian SpA	5,502	117,897
Recordati SpA	2,446	88,595
Snam SpA	52,829	252,258
Telecom Italia SpA†	263,741	146,437
Telecom Italia SpA (RSP)	138,908	67,944
Terna Rete Elettrica Nazionale SpA	32,624	200,640
UniCredit SpA	46,094	532,751

		5,678,740

Japan — 18.5%
ABC-Mart, Inc.	800	45,834
Acom Co., Ltd.	9,400	33,023
Aeon Co., Ltd.	14,000	284,749
AEON Financial Service Co., Ltd.	2,800	54,186
Aeon Mall Co., Ltd.	2,800	46,540
AGC, Inc.	4,200	142,153
Air Water, Inc.	3,600	59,957
Aisin Seiki Co., Ltd.	3,600	141,865
Ajinomoto Co., Inc.	10,500	181,381
Alfresa Holdings Corp.	4,300	118,462
Alps Alpine Co., Ltd.	4,500	94,661
Amada Holdings Co., Ltd.	8,100	81,257
ANA Holdings, Inc.	2,600	95,738
Aozora Bank, Ltd.	2,700	83,073
Asahi Group Holdings, Ltd.	8,300	346,644
Asahi Intecc Co., Ltd.	2,200	95,818
Asahi Kasei Corp.	28,800	315,355
Asics Corp.	3,600	51,922
Astellas Pharma, Inc.	43,100	637,540
Bandai Namco Holdings, Inc.	4,500	198,177
Bank of Kyoto, Ltd.	1,200	51,029
Benesse Holdings, Inc.	1,600	41,771
Bridgestone Corp.	13,900	534,637
Brother Industries, Ltd.	5,500	92,577
Calbee, Inc.	1,700	54,523
Canon, Inc.	23,000	658,227
Casio Computer Co., Ltd.	5,100	67,838
Central Japan Railway Co.	3,300	712,199
Chiba Bank, Ltd.	13,000	79,045
Chubu Electric Power Co., Inc.	13,900	219,548
Chugai Pharmaceutical Co., Ltd.	5,200	306,613
Chugoku Electric Power Co., Inc.	6,400	87,391
Coca-Cola Bottlers Japan Holdings, Inc.	3,115	96,034
Concordia Financial Group, Ltd.	24,600	101,225
Credit Saison Co., Ltd.	3,300	43,347
CyberAgent, Inc.	2,300	74,445
Dai Nippon Printing Co., Ltd.	5,600	129,404
Dai-ichi Life Holdings, Inc.	24,900	402,460
Daicel Corp.	6,500	68,096
Daifuku Co., Ltd.	2,250	112,643
Daiichi Sankyo Co., Ltd.	12,900	446,596
Daikin Industries, Ltd.	5,700	616,133
Daito Trust Construction Co., Ltd.	1,600	222,608
Daiwa House Industry Co., Ltd.	12,900	418,148
Daiwa House REIT Investment Corp.	38	89,395
Daiwa Securities Group, Inc.	37,000	184,720
DeNA Co., Ltd.	2,200	38,827
Denso Corp.	9,900	453,956
Dentsu, Inc.	4,900	232,397
Disco Corp.	700	103,430
East Japan Railway Co.	7,000	647,463

Security Description	Shares	Value (Note 2)
Japan (continued)
Eisai Co., Ltd.	5,700	$442,175
Electric Power Development Co., Ltd.	3,300	82,386
FamilyMart UNY Holdings Co., Ltd.	1,500	175,654
FANUC Corp.	4,400	742,170
Fast Retailing Co., Ltd.	1,300	595,460
Fuji Electric Co., Ltd.	2,800	86,188
FUJIFILM Holdings Corp.	8,800	377,297
Fujitsu, Ltd.	4,400	293,987
Fukuoka Financial Group, Inc.	3,400	75,076
Hakuhodo DY Holdings, Inc.	4,900	75,237
Hamamatsu Photonics KK	3,200	114,357
Hankyu Hanshin Holdings, Inc.	5,400	192,520
Hikari Tsushin, Inc.	500	80,071
Hino Motors, Ltd.	6,100	61,131
Hirose Electric Co., Ltd.	735	78,729
Hisamitsu Pharmaceutical Co., Inc.	1,200	61,190
Hitachi Chemical Co., Ltd.	2,200	36,142
Hitachi Construction Machinery Co., Ltd.	2,700	68,168
Hitachi High-Technologies Corp.	1,500	54,016
Hitachi Metals, Ltd.	4,900	54,868
Hitachi, Ltd.	22,000	690,510
Honda Motor Co., Ltd.	37,300	1,113,213
Hoshizaki Corp.	1,200	85,421
Hoya Corp.	8,700	503,745
Hulic Co., Ltd.	6,900	63,561
Idemitsu Kosan Co., Ltd.	3,000	105,359
IHI Corp.	3,600	113,717
Iida Group Holdings Co., Ltd.	3,300	60,078
Inpex Corp.	23,400	223,479
Isetan Mitsukoshi Holdings, Ltd.	7,800	80,133
Isuzu Motors, Ltd.	12,600	187,053
ITOCHU Corp.	32,500	594,517
J. Front Retailing Co., Ltd.	5,500	62,943
Japan Airlines Co., Ltd.	2,700	98,309
Japan Airport Terminal Co., Ltd.	1,100	42,073
Japan Exchange Group, Inc.	12,200	214,161
Japan Post Bank Co., Ltd.	9,400	109,371
Japan Post Holdings Co., Ltd.	36,400	446,888
Japan Prime Realty Investment Corp.	17	69,249
Japan Real Estate Investment Corp.	30	175,757
Japan Retail Fund Investment Corp.	57	116,760
Japan Tobacco, Inc.	25,200	636,448
JFE Holdings, Inc.	11,300	198,919
JGC Corp.	4,700	71,675
JSR Corp.	4,400	70,977
JTEKT Corp.	5,400	69,893
JXTG Holdings, Inc.	74,550	403,830
Kajima Corp.	10,500	149,217
Kakaku.com, Inc.	3,100	54,277
Kamigumi Co., Ltd.	2,500	55,292
Kaneka Corp.	1,000	39,070
Kansai Electric Power Co., Inc.	16,200	246,121
Kansai Paint Co., Ltd.	4,100	71,976
Kao Corp.	11,300	796,328
Kawasaki Heavy Industries, Ltd.	3,500	87,928
KDDI Corp.	40,600	1,015,959
Keihan Holdings Co., Ltd.	2,000	82,421
Keikyu Corp.	5,000	85,057
Keio Corp.	2,400	137,431
Keisei Electric Railway Co., Ltd.	3,000	95,060
Keyence Corp.	2,200	1,130,225
Kikkoman Corp.	3,300	174,990
Kintetsu Group Holdings Co., Ltd.	3,900	169,942

137

SunAmerica Series Trust SA International Index Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Shares	Value (Note 2)
COMMON STOCKS (continued)
Japan (continued)
Kirin Holdings Co., Ltd.	18,900	$449,823
Kobayashi Pharmaceutical Co., Ltd.	1,100	69,767
Kobe Steel, Ltd.	7,300	58,390
Koito Manufacturing Co., Ltd.	2,300	138,001
Komatsu, Ltd.	21,000	533,555
Konami Holdings Corp.	2,200	101,225
Konica Minolta, Inc.	10,700	107,423
Kose Corp.	700	102,845
Kubota Corp.	22,600	355,859
Kuraray Co., Ltd.	7,300	112,039
Kurita Water Industries, Ltd.	2,200	55,779
Kyocera Corp.	7,300	409,990
Kyowa Hakko Kirin Co., Ltd.	5,800	110,798
Kyushu Electric Power Co., Inc.	8,700	107,531
Kyushu Railway Co.	3,700	126,059
Lawson, Inc.	1,100	67,774
LINE Corp.†	1,600	55,982
Lion Corp.	5,100	106,055
LIXIL Group Corp.	6,100	89,683
M3, Inc.	9,400	136,002
Makita Corp.	5,200	184,051
Marubeni Corp.	36,000	279,995
Marui Group Co., Ltd.	4,700	95,220
Maruichi Steel Tube, Ltd.	1,100	35,259
Mazda Motor Corp.	13,400	147,718
McDonald’s Holdings Co. Japan, Ltd.	1,600	70,781
Mebuki Financial Group, Inc.	21,800	61,070
Medipal Holdings Corp.	4,000	92,367
MEIJI Holdings Co., Ltd.	2,900	224,075
Minebea Mitsumi, Inc.	9,000	147,570
MISUMI Group, Inc.	6,400	145,994
Mitsubishi Chemical Holdings Corp.	29,200	250,273
Mitsubishi Corp.	31,000	905,744
Mitsubishi Electric Corp.	41,800	524,377
Mitsubishi Estate Co., Ltd.	27,100	479,248
Mitsubishi Gas Chemical Co., Inc.	3,700	58,290
Mitsubishi Heavy Industries, Ltd.	6,900	266,536
Mitsubishi Materials Corp.	2,300	65,698
Mitsubishi Motors Corp.	15,300	94,590
Mitsubishi Tanabe Pharma Corp.	5,800	90,658
Mitsubishi UFJ Financial Group, Inc.	268,800	1,446,399
Mitsubishi UFJ Lease & Finance Co., Ltd.	10,700	54,685
Mitsui & Co., Ltd.	37,900	619,374
Mitsui Chemicals, Inc.	4,300	107,594
Mitsui Fudosan Co., Ltd.	20,600	499,256
Mitsui OSK Lines, Ltd.	2,800	69,759
Mizuho Financial Group, Inc.	551,800	911,410
MonotaRO Co., Ltd.	2,900	61,640
MS&AD Insurance Group Holdings, Inc.	10,800	320,755
Murata Manufacturing Co., Ltd.	4,100	580,913
Nabtesco Corp.	2,800	73,767
Nagoya Railroad Co., Ltd.	4,200	110,659
NEC Corp.	6,100	204,478
Nexon Co., Ltd.†	10,100	154,415
NGK Insulators, Ltd.	6,100	93,568
NGK Spark Plug Co., Ltd.	4,000	85,919
NH Foods, Ltd.	2,100	83,071
Nidec Corp.	5,100	611,416
Nikon Corp.	7,300	125,104
Nintendo Co., Ltd.	2,600	808,077
Nippon Building Fund, Inc.	31	200,404
Nippon Electric Glass Co., Ltd.	1,700	47,164

Security Description	Shares	Value (Note 2)
Japan (continued)
Nippon Express Co., Ltd.	1,700	$107,499
Nippon Paint Holdings Co., Ltd.	3,300	110,347
Nippon Prologis REIT, Inc.	36	78,528
Nippon Steel & Sumitomo Metal Corp.	18,500	341,905
Nippon Telegraph & Telephone Corp.	15,800	678,150
Nippon Yusen KK	4,000	66,851
Nissan Chemical Corp.	2,800	148,652
Nissan Motor Co., Ltd.	52,900	450,277
Nisshin Seifun Group, Inc.	4,500	90,594
Nissin Foods Holdings Co., Ltd.	1,400	88,883
Nitori Holdings Co., Ltd.	1,800	234,101
Nitto Denko Corp.	3,700	208,717
Nomura Holdings, Inc.	79,400	322,598
Nomura Real Estate Holdings, Inc.	2,800	54,339
Nomura Real Estate Master Fund, Inc.	91	130,288
Nomura Research Institute, Ltd.	2,500	101,972
NSK, Ltd.	8,600	83,658
NTT Data Corp.	14,200	169,183
NTT DOCOMO, Inc.	30,300	725,536
Obayashi Corp.	14,900	141,384
OBIC Co., Ltd.	1,400	132,222
Odakyu Electric Railway Co., Ltd.	6,700	150,443
Oji Holdings Corp.	19,000	109,884
Olympus Corp.	6,700	276,047
Omron Corp.	4,300	175,796
Ono Pharmaceutical Co., Ltd.	8,600	187,280
Oracle Corp. Japan	800	58,235
Oriental Land Co., Ltd.	4,600	470,244
ORIX Corp.	30,600	460,922
Osaka Gas Co., Ltd.	8,600	169,630
Otsuka Corp.	2,400	77,710
Otsuka Holdings Co., Ltd.	9,100	373,400
Pan Pacific International Holdings Corp	2,700	156,929
Panasonic Corp.	51,000	498,046
Park24 Co., Ltd.	2,700	64,503
Persol Holdings Co., Ltd.	4,081	72,490
Pigeon Corp.	2,600	101,855
Pola Orbis Holdings, Inc.	1,900	56,635
Rakuten, Inc.†	19,700	148,208
Recruit Holdings Co., Ltd.	25,000	669,035
Renesas Electronics Corp.†	19,279	110,646
Resona Holdings, Inc.	48,000	242,432
Ricoh Co., Ltd.	15,300	162,827
Rinnai Corp.	900	59,517
Rohm Co., Ltd.	2,100	147,442
Ryohin Keikaku Co., Ltd.	600	142,185
Sankyo Co., Ltd.	1,000	38,667
Santen Pharmaceutical Co., Ltd.	8,500	117,118
SBI Holdings, Inc.	5,200	110,751
Secom Co., Ltd.	4,700	392,835
Sega Sammy Holdings, Inc.	4,300	60,426
Seibu Holdings, Inc.	5,000	86,650
Seiko Epson Corp.	6,700	106,327
Sekisui Chemical Co., Ltd.	8,400	130,657
Sekisui House, Ltd.	13,800	206,083
Seven & i Holdings Co., Ltd.	17,300	753,026
Seven Bank, Ltd.	13,900	41,388
SG Holdings Co., Ltd.	2,200	59,105
Sharp Corp.	4,900	51,914
Shimadzu Corp.	5,400	123,793
Shimamura Co., Ltd.	500	43,212
Shimano, Inc.	1,700	237,639
Shimizu Corp.	11,700	99,461

138

SunAmerica Series Trust SA International Index Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Shares	Value (Note 2)
COMMON STOCKS (continued)
Japan (continued)
Shin-Etsu Chemical Co., Ltd.	8,400	$708,903
Shinsei Bank, Ltd.	3,600	48,673
Shionogi & Co., Ltd.	6,400	393,014
Shiseido Co., Ltd.	8,600	511,566
Shizuoka Bank, Ltd.	10,000	83,764
Showa Denko KK	3,100	103,690
Showa Shell Sekiyu KK	4,400	64,990
SMC Corp.	1,300	426,797
Softbank Corp.†	38,300	472,223
SoftBank Group Corp.	18,800	1,475,206
Sohgo Security Services Co., Ltd.	1,600	69,658
Sompo Holdings, Inc.	7,600	285,220
Sony Corp.	29,000	1,458,620
Sony Financial Holdings, Inc.	3,900	73,902
Stanley Electric Co., Ltd.	3,000	87,016
Subaru Corp.	14,200	332,857
SUMCO Corp.	5,339	73,832
Sumitomo Chemical Co., Ltd.	34,000	176,945
Sumitomo Corp.	25,900	400,037
Sumitomo Dainippon Pharma Co., Ltd.	3,600	84,770
Sumitomo Electric Industries, Ltd.	17,300	245,761
Sumitomo Heavy Industries, Ltd.	2,400	81,036
Sumitomo Metal Mining Co., Ltd.	5,500	158,450
Sumitomo Mitsui Financial Group, Inc.	30,400	1,130,313
Sumitomo Mitsui Trust Holdings, Inc.	7,500	284,280
Sumitomo Realty & Development Co., Ltd.	8,000	305,111
Sumitomo Rubber Industries, Ltd.	3,900	54,052
Sundrug Co., Ltd.	1,500	47,895
Suntory Beverage & Food, Ltd.	3,200	141,537
Suzuken Co., Ltd.	1,600	84,048
Suzuki Motor Corp.	7,900	411,695
Sysmex Corp.	3,800	211,471
T&D Holdings, Inc.	12,500	154,616
Taiheiyo Cement Corp.	2,900	99,085
Taisei Corp.	4,900	229,999
Taisho Pharmaceutical Holdings Co., Ltd.	800	80,916
Taiyo Nippon Sanso Corp.	3,100	48,972
Takashimaya Co., Ltd.	3,300	44,736
Takeda Pharmaceutical Co., Ltd.	16,400	661,676
Takeda Pharmaceutical Co., Ltd. ADR	34,952	697,991
TDK Corp.	2,900	228,335
Teijin, Ltd.	4,300	74,166
Terumo Corp.	6,900	393,493
THK Co., Ltd.	2,900	68,786
Tobu Railway Co., Ltd.	4,200	118,423
Toho Co., Ltd.	2,600	94,666
Toho Gas Co., Ltd.	1,700	72,706
Tohoku Electric Power Co., Inc.	10,300	139,237
Tokio Marine Holdings, Inc.	15,400	751,828
Tokyo Century Corp.	984	45,921
Tokyo Electric Power Co. Holdings, Inc.†	33,400	205,202
Tokyo Electron, Ltd.	3,600	517,801
Tokyo Gas Co., Ltd.	8,800	230,994
Tokyu Corp.	11,500	196,450
Tokyu Fudosan Holdings Corp.	13,800	75,276
Toppan Printing Co., Ltd.	6,000	98,229
Toray Industries, Inc.	31,800	235,673
Toshiba Corp.	15,100	477,769
Tosoh Corp.	6,000	85,039
TOTO, Ltd.	3,100	120,133
Toyo Seikan Group Holdings, Ltd.	3,700	83,121
Toyo Suisan Kaisha, Ltd.	2,200	78,918

Security Description	Shares	Value (Note 2)
Japan (continued)
Toyoda Gosei Co., Ltd.	1,600	$34,873
Toyota Industries Corp.	3,300	162,771
Toyota Motor Corp.	52,300	3,213,791
Toyota Tsusho Corp.	5,100	162,233
Trend Micro, Inc.†	2,800	148,789
Tsuruha Holdings, Inc.	900	83,242
Unicharm Corp.	9,300	286,718
United Urban Investment Corp.	67	106,880
USS Co., Ltd.	5,100	89,198
Welcia Holdings Co., Ltd.	1,100	41,737
West Japan Railway Co.	3,700	269,451
Yahoo Japan Corp.	65,200	176,162
Yakult Honsha Co., Ltd.	2,600	172,683
Yamada Denki Co., Ltd.	14,600	71,858
Yamaguchi Financial Group, Inc.	4,500	45,750
Yamaha Corp.	3,100	135,643
Yamaha Motor Co., Ltd.	6,700	143,166
Yamato Holdings Co., Ltd.	7,000	186,377
Yamazaki Baking Co., Ltd.	2,900	56,763
Yaskawa Electric Corp.	5,400	151,842
Yokogawa Electric Corp.	5,300	98,450
Yokohama Rubber Co., Ltd.	2,600	55,026
ZOZO, Inc.	4,400	88,673

		75,171,778

Jersey — 0.6%
Experian PLC	21,164	530,599
Ferguson PLC	5,322	356,040
Glencore PLC	260,990	1,060,915
WPP PLC	29,533	337,249

		2,284,803

Luxembourg — 0.3%
ArcelorMittal	15,285	354,858
Aroundtown SA	17,685	156,343
Eurofins Scientific SE	250	100,941
Millicom International Cellular SA SDR	1,529	95,900
RTL Group SA	912	49,868
SES SA FDR	8,330	169,967
Tenaris SA	10,883	136,217

		1,064,094

Mauritius — 0.0%
Golden Agri-Resources, Ltd.	162,600	30,842

Netherlands — 3.3%
ABN AMRO Group NV CVA*	9,610	239,517
Aegon NV	40,636	209,094
AerCap Holdings NV†	2,865	135,400
Airbus SE	13,236	1,522,745
Akzo Nobel NV	5,162	446,154
ASML Holding NV	9,402	1,655,420
CNH Industrial NV	23,535	230,803
EXOR NV	2,487	158,940
Ferrari NV	2,829	351,804
Fiat Chrysler Automobiles NV†	24,666	421,383
Heineken Holding NV	2,683	233,270
Heineken NV	6,000	539,297
ING Groep NV	88,558	1,048,752
Koninklijke Ahold Delhaize NV	28,580	753,715
Koninklijke DSM NV	4,194	392,920
Koninklijke KPN NV	78,782	242,724
Koninklijke Philips NV	21,740	855,669
Koninklijke Vopak NV	1,614	82,216

139

SunAmerica Series Trust SA International Index Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Shares	Value (Note 2)
COMMON STOCKS (continued)
Netherlands (continued)
NN Group NV	6,908	$292,550
NXP Semiconductors NV	7,849	683,098
QIAGEN NV†	5,043	185,935
Randstad NV	2,751	132,987
STMicroelectronics NV	15,688	248,912
Unilever NV CVA	35,299	1,885,794
Wolters Kluwer NV	6,677	416,054

		13,365,153

New Zealand — 0.2%
a2 Milk Co., Ltd.†	16,768	146,614
Auckland International Airport, Ltd.	22,533	114,475
Fisher & Paykel Healthcare Corp., Ltd.	12,709	111,029
Fletcher Building, Ltd.†	19,709	68,114
Meridian Energy, Ltd.	30,188	73,545
Ryman Healthcare, Ltd.	8,860	64,180
Spark New Zealand, Ltd.	42,041	117,833

		695,790

Norway — 0.5%
Aker BP ASA	2,490	82,691
DNB ASA	22,501	399,255
Equinor ASA	26,730	609,818
Gjensidige Forsikring ASA	4,693	80,957
Mowi ASA	9,476	208,834
Norsk Hydro ASA	30,987	143,106
Orkla ASA	18,897	152,269
Schibsted ASA, Class B	2,036	64,636
Telenor ASA	17,221	325,803
Yara International ASA	4,125	170,544

		2,237,913

Papua New Guinea — 0.0%
Oil Search, Ltd.	31,488	178,578

Portugal — 0.1%
EDP - Energias de Portugal SA	59,109	215,903
Galp Energia SGPS SA	11,568	180,430
Jeronimo Martins SGPS SA	5,788	81,988

		478,321

Singapore — 1.0%
Ascendas Real Estate Investment Trust	60,400	123,000
CapitaLand Commercial Trust	59,900	83,703
CapitaLand Mall Trust	55,600	99,171
CapitaLand, Ltd.	60,200	148,981
City Developments, Ltd.	9,500	64,889
ComfortDelGro Corp., Ltd.	49,400	85,612
DBS Group Holdings, Ltd.	41,000	729,640
Genting Singapore, Ltd.	139,700	114,425
Jardine Cycle & Carriage, Ltd.	2,100	58,985
Keppel Corp., Ltd.	33,400	151,373
Oversea-Chinese Banking Corp., Ltd.	72,300	619,116
SATS, Ltd.	15,200	54,625
Sembcorp Industries, Ltd.	22,400	43,085
Singapore Airlines, Ltd.	11,800	84,674
Singapore Exchange, Ltd.	18,300	103,955
Singapore Press Holdings, Ltd.	33,400	62,338
Singapore Technologies Engineering, Ltd.	36,800	101,781
Singapore Telecommunications, Ltd.	189,000	424,644
Suntec Real Estate Investment Trust	48,800	70,010
United Overseas Bank, Ltd.	30,800	577,237
UOL Group, Ltd.	11,500	56,751

Security Description	Shares	Value (Note 2)
Singapore (continued)
Venture Corp., Ltd.	6,300	$76,294
Wilmar International, Ltd.	43,400	107,582
Yangzijiang Shipbuilding Holdings, Ltd.	45,500	47,419

		4,089,290

Spain — 2.3%
ACS Actividades de Construccion y Servicios SA	5,734	237,222
Aena SME SA*	1,556	268,710
Amadeus IT Group SA	10,075	731,969
Banco Bilbao Vizcaya Argentaria SA	153,427	908,958
Banco de Sabadell SA	123,190	141,100
Banco Santander SA	372,084	1,762,196
Bankia SA	28,329	82,464
Bankinter SA	15,647	122,056
CaixaBank SA	82,750	312,744
Enagas SA	5,330	155,222
Endesa SA	7,348	183,629
Ferrovial SA	11,194	250,945
Grifols SA	6,903	179,970
Iberdrola SA	142,106	1,171,954
Industria de Diseno Textil SA	25,191	702,628
International Consolidated Airlines Group SA	14,627	123,742
Mapfre SA	24,935	69,350
Naturgy Energy Group SA	8,173	227,973
Red Electrica Corp. SA	9,861	226,949
Repsol SA	32,811	576,320
Siemens Gamesa Renewable Energy SA†	5,481	77,751
Telefonica SA	107,079	919,464

		9,433,316

SupraNational — 0.2%
HK Electric Investments & HK Electric Investments, Ltd.	60,500	61,610
HKT Trust & HKT, Ltd.	84,000	123,846
Unibail-Rodamco-Westfield	3,138	565,947

		751,403

Sweden — 1.8%
Alfa Laval AB	6,789	153,827
Assa Abloy AB, Class B	23,177	431,877
Atlas Copco AB, Class A	15,450	401,931
Atlas Copco AB, Class B	9,004	214,948
Boliden AB	6,320	158,397
Electrolux AB, Series B	5,577	132,198
Epiroc AB, Class A†	15,450	148,630
Epiroc AB, Class B†	9,004	80,810
Essity AB, Class B	14,055	388,794
Hennes & Mauritz AB, Class B	20,191	313,871
Hexagon AB, Class B	5,958	290,737
Husqvarna AB, Class B	9,628	73,426
ICA Gruppen AB	1,823	64,121
Industrivarden AB, Class C	3,753	77,342
Investor AB, Class B	10,563	463,987
Kinnevik AB, Class B	5,431	132,611
L E Lundbergforetagen AB, Class B	1,798	55,486
Lundin Petroleum AB	4,284	136,883
Sandvik AB	25,894	412,822
Securitas AB, Class B	7,176	115,415
Skandinaviska Enskilda Banken AB, Class A	37,293	391,021
Skanska AB, Class B	7,783	136,149
SKF AB, Class B	8,533	143,153

140

SunAmerica Series Trust SA International Index Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Shares	Value (Note 2)
COMMON STOCKS (continued)
Sweden (continued)
Svenska Handelsbanken AB, Class A	35,108	$381,265
Swedbank AB, Class A	20,824	472,272
Swedish Match AB	4,031	180,540
Tele2 AB, Class B	11,419	142,591
Telefonaktiebolaget LM Ericsson, Class B	70,859	631,113
Telia Co AB	63,718	277,721
Volvo AB, Class B	35,825	514,698

		7,518,636

Switzerland — 6.5%
ABB, Ltd.	41,906	800,765
Adecco Group AG	3,749	187,753
Baloise Holding AG	1,136	175,760
Barry Callebaut AG	52	88,441
Chocoladefabriken Lindt & Spruengli AG	2	146,780
Chocoladefabriken Lindt & Spruengli AG (Participation Certificate)	24	152,799
Cie Financiere Richemont SA	12,030	829,971
Clariant AG	4,601	91,487
Coca-Cola HBC AG	4,635	155,651
Credit Suisse Group AG	58,683	711,240
Dufry AG	808	80,860
EMS-Chemie Holding AG	191	95,496
Geberit AG	857	335,019
Givaudan SA	211	511,824
Julius Baer Group, Ltd.	5,169	207,726
Kuehne & Nagel International AG	1,225	165,856
LafargeHolcim, Ltd.	11,119	522,989
Lonza Group AG	1,706	450,825
Nestle SA	70,060	6,102,257
Novartis AG	49,664	4,334,366
Pargesa Holding SA	857	67,678
Partners Group Holding AG	397	273,195
Roche Holding AG	16,070	4,268,561
Schindler Holding AG (Participation Certificate) (SIX)	948	201,771
Schindler Holding AG (SIX)	450	95,140
SGS SA	122	294,463
Sika AG	2,968	391,981
Sonova Holding AG	1,272	238,374
Straumann Holding AG	236	171,177
Swatch Group AG (TRQX)	1,294	72,184
Swatch Group AG (XEGT)	715	205,667
Swiss Life Holding AG	795	327,918
Swiss Prime Site AG	1,737	147,144
Swiss Re AG	6,971	668,661
Swisscom AG	593	284,238
Temenos AG	1,378	186,317
UBS Group AG	88,512	1,147,232
Vifor Pharma AG(2)	1,041	132,372
Zurich Insurance Group AG	3,472	1,090,587

		26,412,525

United Kingdom — 12.1%
3i Group PLC	22,368	249,721
Admiral Group PLC	4,900	133,215
Anglo American PLC	24,170	616,804
Antofagasta PLC	9,015	103,059
Ashtead Group PLC	11,110	281,566
Associated British Foods PLC	8,203	257,018
AstraZeneca PLC	28,861	2,090,759
Auto Trader Group PLC*	22,754	136,516
Aviva PLC	89,601	487,196
Babcock International Group PLC	5,651	39,370

Security Description	Shares	Value (Note 2)
United Kingdom (continued)
BAE Systems PLC	72,976	$490,252
Barclays PLC	390,653	811,449
Barratt Developments PLC	23,256	164,314
Berkeley Group Holdings PLC	2,859	140,865
BHP Group PLC	48,715	1,081,238
BP PLC	456,715	3,112,533
British American Tobacco PLC	52,336	1,846,543
British Land Co. PLC	21,256	159,969
BT Group PLC	195,144	595,170
Bunzl PLC	7,832	246,757
Burberry Group PLC	9,624	227,761
Carnival PLC	4,128	233,170
Centrica PLC	126,587	226,584
Coca-Cola European Partners PLC	4,945	235,283
Compass Group PLC	36,285	776,331
ConvaTec Group PLC*	31,129	58,344
Croda International PLC	3,027	191,654
Diageo PLC	56,478	2,153,581
Direct Line Insurance Group PLC	31,311	138,378
easyJet PLC	3,612	59,925
Fresnillo PLC	5,137	67,767
G4S PLC	35,675	91,579
GlaxoSmithKline PLC	113,631	2,207,484
Hammerson PLC	18,466	90,134
Hargreaves Lansdown PLC	6,519	139,849
HSBC Holdings PLC	455,327	3,820,185
Imperial Brands PLC	21,815	722,842
Informa PLC	28,653	254,345
InterContinental Hotels Group PLC	3,936	224,337
Intertek Group PLC	3,708	238,867
Investec PLC	15,000	96,410
ITV PLC	83,913	142,440
J Sainsbury PLC	37,806	141,486
John Wood Group PLC	15,365	108,972
Johnson Matthey PLC	4,503	179,738
Kingfisher PLC	51,168	149,472
Land Securities Group PLC	16,989	193,011
Legal & General Group PLC	137,057	466,801
Lloyds Banking Group PLC	1,627,017	1,238,363
London Stock Exchange Group PLC	7,302	438,989
Marks & Spencer Group PLC	37,214	141,047
Meggitt PLC	17,805	120,580
Melrose Industries PLC	111,305	246,786
Merlin Entertainments PLC*	16,350	72,550
Micro Focus International PLC	10,054	191,740
Mondi PLC	8,544	206,445
National Grid PLC	77,862	846,449
Next PLC	3,210	204,095
NMC Health PLC	2,394	80,954
Pearson PLC	17,847	212,259
Persimmon PLC	7,086	220,963
Prudential PLC	58,976	1,150,650
Reckitt Benckiser Group PLC	15,287	1,176,589
RELX PLC (LSE)	23,002	509,179
RELX PLC (Euronext Amsterdam)	22,218	491,924
Rio Tinto PLC	26,842	1,484,535
Rolls-Royce Holdings PLC	38,175	443,469
Royal Bank of Scotland Group PLC	110,205	348,602
Royal Dutch Shell PLC, Class A (TRQX)	105,109	3,260,234
Royal Dutch Shell PLC, Class B	85,699	2,665,829
Royal Mail PLC	20,576	72,424
RSA Insurance Group PLC	23,358	157,275
Sage Group PLC	24,643	202,315
Schroders PLC	2,820	96,685

141

SunAmerica Series Trust SA International Index Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Shares/ Principal Amount	Value (Note 2)
COMMON STOCKS (continued)
United Kingdom (continued)
Segro PLC	22,818	$193,752
Severn Trent PLC	5,400	141,599
Smith & Nephew PLC	20,216	380,806
Smiths Group PLC	9,098	172,565
SSE PLC	23,301	357,841
St James’s Place PLC	12,189	150,152
Standard Chartered PLC	64,379	519,128
Standard Life Aberdeen PLC	54,118	178,837
Taylor Wimpey PLC	75,324	163,322
Tesco PLC	222,916	652,557
Unilever PLC	25,869	1,355,268
United Utilities Group PLC	15,641	170,535
Vodafone Group PLC	608,051	1,107,568
Weir Group PLC	5,532	109,411
Whitbread PLC	4,203	269,598
WM Morrison Supermarkets PLC	50,979	156,721

		49,041,634

United States — 0.0%
International Flavors & Fragrances, Inc.	1	122

Total Common Stocks (cost $302,680,700)		304,826,165

EXCHANGE-TRADED FUNDS — 4.8%
United States — 4.8%
iShares MSCI EAFE ETF (cost $20,724,900)	311,300	19,512,284

RIGHTS — 0.0%
Spain — 0.0%
ACS Actividades de Construccion y Servicios SA† Expires 02/15/2019 (cost $2,934)	5,734	3,147

Total Long-Term Investment Securities (cost $323,408,534)		324,341,596

SHORT-TERM INVESTMENT SECURITIES — 1.0%
United States Treasury Bills
2.25% due 02/07/2019(1)	$375,000	374,858
2.30% due 02/07/2019(1)	150,000	149,943
2.31% due 02/28/2019(1)	200,000	199,646
2.32% due 02/14/2019(1)	200,000	199,833
2.36% due 03/07/2019(1)	600,000	598,668
2.37% due 02/12/2019(1)	250,000	249,823
2.37% due 03/28/2019(1)	360,000	358,691
2.38% due 03/07/2019(1)	170,000	169,623
2.40% due 04/04/2019(1)	100,000	99,593
2.40% due 05/23/2019(1)	100,000	99,269
2.41% due 04/11/2019(1)	100,000	99,548
2.42% due 05/09/2019(1)	200,000	198,717
2.42% due 06/06/2019(1)	200,000	198,346

Security Description	Principal Amount	Value (Note 2)
SHORT-TERM INVESTMENT SECURITIES (continued)
2.50% due 05/23/2019(1)	$100,000	$99,269
2.53% due 07/18/2019(1)	250,000	247,200
2.54% due 07/18/2019(1)	730,000	721,822
2.59% due 08/15/2019(1)	130,000	128,300

Total Short-Term Investment Securities (cost $4,192,638)		4,193,149

REPURCHASE AGREEMENTS — 18.5%
Agreement with Fixed Income Clearing Corp., bearing interest at 0.50%, dated 01/31/2019, to be repurchased 02/01/2019 in the amount of $75,012,042 and collateralized by $74,825,000 of United States Treasury Notes, bearing interest at 2.88%, due 05/31/2025 and having an approximate value of $76,512,753 (cost $75,011,000)	75,011,000	75,011,000

TOTAL INVESTMENTS (cost $402,612,172)(3)	99.3%	403,545,745
Other assets less liabilities	0.7	2,658,837

NET ASSETS	100.0%	$406,204,582

†	Non-income producing security
*	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Portfolio has no right to demand registration of these securities. At January 31, 2019, the aggregate value of these securities was $2,187,573 representing 0.5% of net assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(1)	The security or a portion thereof was pledged as collateral to cover margin requirements for open futures contracts.
(2)	Illiquid security. At January 31, 2019, the aggregate value was $132,372 representing 0.0% of net assets.
(3)	See Note 3 for cost of investments on a tax basis.

ADR — American Depositary Receipt

CDI — Chess Depositary Interest

CVA — Certification Van Aandelen (Dutch Cert.)

ETF — Exchange-Traded Fund

FDR — Fiduciary Depositary Receipt

ISE — Irish Stock Exchange

LSE — London Stock Exchange

RSP — Risparmio Shares-Savings Shares on the Italian Stock Exchange

SDR — Swedish Depositary Receipt

SIX — Swiss Stock Exchange

TRQX — Turquoise Stock Exchange

XEGT — Equiduct Stock Exchange

Futures Contracts

Number of Contracts	Type	Description	Expiration Month	Notional Basis*	Notional Value*	Unrealized Appreciation (Depreciation)

878	Long	MSCI EAFE Index	March 2019	$76,741,506	$80,253,590	$3,512,084

*	Notional basis refers to the contractual amount agreed upon at inception of the open contract; notional value represents the current value of the open contract.

142

SunAmerica Series Trust SA International Index Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

The following is a summary of the inputs used to value the Portfolio’s net assets as of January 31, 2019 (see Note 2):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs		Level 3 - Significant Unobservable Inputs	Total
ASSETS:
Investments at Value:*
Common Stocks	$3,314,800	$301,511,365	**	$—	$304,826,165
Exchange-Traded Funds	19,512,284	—		—	19,512,284
Rights	3,147	—		—	3,147
Short-Term Investment Securities	—	4,193,149		—	4,193,149
Repurchase Agreements	—	75,011,000		—	75,011,000

Total Investments at Value	$22,830,231	$380,715,514		$—	$403,545,745

Other Financial Instruments:†
Future Contracts	$3,512,084	$—		$—	$3,512,084

*	For a detailed presentation of investments, please refer to the Portfolio of Investments.
**	Represents foreign equity securities that have been fair valued in accordance with pricing procedures approved by the Board (see Note 2).
†	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forward, swap and written option contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

See Notes to Financial Statements

143

SunAmerica Series Trust SA Invesco Growth Opportunities Portfolio

PORTFOLIO PROFILE — January 31, 2019 — (unaudited)

Industry Allocation*

Schools	4.6%
Enterprise Software/Service	4.4
Therapeutics	3.1
Medical Instruments	2.9
Retail-Restaurants	2.9
Computer Data Security	2.7
Applications Software	2.7
Computer Services	2.6
Computer Software	2.5
Aerospace/Defense-Equipment	2.4
Medical-Biomedical/Gene	2.4
Medical-Drugs	2.3
Machinery-Pumps	2.3
Commercial Services	2.2
Medical Products	2.2
Oil Companies-Exploration & Production	2.1
Web Hosting/Design	2.1
Medical-Outpatient/Home Medical	1.9
Investment Management/Advisor Services	1.7
Banks-Commercial	1.6
Auto/Truck Parts & Equipment-Original	1.6
Computers-Integrated Systems	1.6
Retail-Misc./Diversified	1.5
Commercial Services-Finance	1.5
Electronic Components-Semiconductors	1.4
Recreational Centers	1.4
Non-Hazardous Waste Disposal	1.3
Machinery-Construction & Mining	1.3
Diagnostic Equipment	1.2
Veterinary Diagnostics	1.2
Television	1.2
Distribution/Wholesale	1.2
Food-Misc./Diversified	1.2
E-Commerce/Products	1.2
Racetracks	1.2
Drug Delivery Systems	1.2
Medical Labs & Testing Services	1.1
Semiconductor Equipment	1.1
Medical-Wholesale Drug Distribution	1.1
Machinery-General Industrial	1.0
Internet Application Software	1.0
Building & Construction Products-Misc.	1.0
Medical Information Systems	1.0
Miscellaneous Manufacturing	1.0
Insurance-Property/Casualty	0.9
Lighting Products & Systems	0.9
Entertainment Software	0.9
Electronic Measurement Instruments	0.8
Insurance-Multi-line	0.8
Health Care Cost Containment	0.8
Chemicals-Plastics	0.8
Chemicals-Specialty	0.8
Human Resources	0.8
Diversified Manufacturing Operations	0.7
Real Estate Investment Trusts	0.7
Finance-Investment Banker/Broker	0.7
Telecom Services	0.7
Recreational Vehicles	0.6
Medical-Hospitals	0.6
Beverages-Wine/Spirits	0.6
Athletic Equipment	0.5

Security Services	0.5%
Savings & Loans/Thrifts	0.5
Retail-Apparel/Shoe	0.5

95.2%

*	Calculated as a percentage of net assets

144

SunAmerica Series Trust SA Invesco Growth Opportunities Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019

Security Description	Shares	Value (Note 2)
COMMON STOCKS — 95.2%
Aerospace/Defense-Equipment — 2.4%
Curtiss-Wright Corp.	33,801	$3,837,090
HEICO Corp.	41,197	3,481,146

		7,318,236

Applications Software — 2.7%
HubSpot, Inc.†	29,160	4,616,320
New Relic, Inc.†	35,142	3,572,184

		8,188,504

Athletic Equipment — 0.5%
Fox Factory Holding Corp.†	26,758	1,587,552

Auto/Truck Parts & Equipment-Original — 1.6%
Altra Industrial Motion Corp.	104,450	3,197,215
Visteon Corp.†	21,409	1,646,138

		4,843,353

Banks-Commercial — 1.6%
Webster Financial Corp.	49,823	2,684,463
Western Alliance Bancorp†	49,967	2,212,539

		4,897,002

Beverages-Wine/Spirits — 0.6%
MGP Ingredients, Inc.	23,381	1,678,522

Building & Construction Products-Misc. — 1.0%
Trex Co., Inc.†	44,566	3,108,924

Chemicals-Plastics — 0.8%
PolyOne Corp.	73,310	2,373,045

Chemicals-Specialty — 0.8%
Ingevity Corp.†	25,108	2,361,910

Commercial Services — 2.2%
CoStar Group, Inc.†	9,708	3,793,304
ServiceMaster Global Holdings, Inc.†	76,902	2,998,409

		6,791,713

Commercial Services-Finance — 1.5%
Euronet Worldwide, Inc.†	22,046	2,535,510
MarketAxess Holdings, Inc.	9,122	1,959,132

		4,494,642

Computer Data Security — 2.7%
Rapid7, Inc.†	122,751	4,932,135
Varonis Systems, Inc.†	56,204	3,320,533

		8,252,668

Computer Services — 2.6%
EPAM Systems, Inc.†	22,313	3,156,843
Globant SA†	34,809	2,353,088
WNS Holdings, Ltd. ADR†	49,387	2,409,592

		7,919,523

Computer Software — 2.5%
Box, Inc., Class A†	154,625	3,234,755
InterXion Holding NV†	25,339	1,521,353
SS&C Technologies Holdings, Inc.	58,371	3,005,523

		7,761,631

Computers-Integrated Systems — 1.6%
Mercury Systems, Inc.†	81,608	4,784,677

Diagnostic Equipment — 1.2%
Repligen Corp.†	65,790	3,750,688

Security Description	Shares	Value (Note 2)
Distribution/Wholesale — 1.2%
KAR Auction Services, Inc.	70,867	$3,685,793

Diversified Manufacturing Operations — 0.7%
A.O. Smith Corp.	47,563	2,276,365

Drug Delivery Systems — 1.2%
DexCom, Inc.†	25,134	3,544,648

E-Commerce/Products — 1.2%
Etsy, Inc.†	65,413	3,574,820

Electronic Components-Semiconductors — 1.4%
Lattice Semiconductor Corp.†	138,590	1,081,002
Monolithic Power Systems, Inc.	24,663	3,121,349

		4,202,351

Electronic Measurement Instruments — 0.8%
FLIR Systems, Inc.	52,809	2,581,304

Enterprise Software/Service — 4.4%
Black Knight, Inc.†	76,766	3,776,120
Evolent Health, Inc., Class A†	125,986	2,227,432
Guidewire Software, Inc.†	53,211	4,612,330
Tyler Technologies, Inc.†	14,144	2,675,903

		13,291,785

Entertainment Software — 0.9%
Take-Two Interactive Software, Inc.†	25,637	2,705,985

Finance-Investment Banker/Broker — 0.7%
E*TRADE Financial Corp.	47,758	2,228,388

Food-Misc./Diversified — 1.2%
Nomad Foods, Ltd.†	198,766	3,643,381

Health Care Cost Containment — 0.8%
HealthEquity, Inc.†	39,678	2,473,527

Human Resources — 0.8%
ASGN, Inc.†	36,713	2,312,552

Insurance-Multi-line — 0.8%
Assurant, Inc.	26,241	2,529,370

Insurance-Property/Casualty — 0.9%
Hanover Insurance Group, Inc.	24,999	2,850,886

Internet Application Software — 1.0%
Zendesk, Inc.†	46,358	3,130,556

Investment Management/Advisor Services — 1.7%
LPL Financial Holdings, Inc.	75,152	5,288,446

Lighting Products & Systems — 0.9%
Universal Display Corp.	27,076	2,811,301

Machinery-Construction & Mining — 1.3%
Oshkosh Corp.	52,138	3,912,957

Machinery-General Industrial — 1.0%
Welbilt, Inc.†	224,219	3,143,550

Machinery-Pumps — 2.3%
Gardner Denver Holdings, Inc.†	139,910	3,451,580
Graco, Inc.	79,205	3,431,952

		6,883,532

Medical Information Systems — 1.0%
Medidata Solutions, Inc.†	43,419	3,081,012

Medical Instruments — 2.9%
Bio-Techne Corp.	20,896	3,645,516
Integra LifeSciences Holdings Corp.†	52,245	2,474,323

145

SunAmerica Series Trust SA Invesco Growth Opportunities Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Shares	Value (Note 2)
COMMON STOCKS (continued)
Medical Instruments (continued)
LivaNova PLC†	31,082	$2,869,491

		8,989,330

Medical Labs & Testing Services — 1.1%
Syneos Health, Inc.†	68,353	3,488,737

Medical Products — 2.2%
Inogen, Inc.†	21,638	3,271,882
Penumbra, Inc.†	23,957	3,485,983

		6,757,865

Medical-Biomedical/Gene — 2.4%
Amicus Therapeutics, Inc.†	89,942	1,082,901
Retrophin, Inc.†	133,212	2,872,051
Sage Therapeutics, Inc.†	22,549	3,215,262

		7,170,214

Medical-Drugs — 2.3%
Aerie Pharmaceuticals, Inc.†	70,700	3,324,314
Coherus Biosciences, Inc.†	132,573	1,784,433
Eagle Pharmaceuticals, Inc.†	46,946	1,983,938

		7,092,685

Medical-Hospitals — 0.6%
Acadia Healthcare Co., Inc.†	70,484	1,928,442

Medical-Outpatient/Home Medical — 1.9%
LHC Group, Inc.†	53,435	5,649,683

Medical-Wholesale Drug Distribution — 1.1%
Premier, Inc., Class A†	80,626	3,208,109

Miscellaneous Manufacturing — 1.0%
John Bean Technologies Corp.	38,247	3,038,342

Non-Hazardous Waste Disposal — 1.3%
Casella Waste Systems, Inc., Class A†	130,152	3,920,178

Oil Companies-Exploration & Production — 2.1%
Callon Petroleum Co.†	374,458	3,048,088
Centennial Resource Development, Inc., Class A†	250,422	3,298,058

		6,346,146

Racetracks — 1.2%
Penn National Gaming, Inc.†	146,877	3,560,299

Real Estate Investment Trusts — 0.7%
Physicians Realty Trust	123,438	2,235,462

Recreational Centers — 1.4%
Planet Fitness, Inc., Class A†	72,530	4,200,938

Recreational Vehicles — 0.6%
Camping World Holdings, Inc., Class A	137,838	1,954,543

Retail-Apparel/Shoe — 0.5%
Burlington Stores, Inc.†	8,124	1,394,972

Security Description	Shares	Value (Note 2)
Retail-Misc./Diversified — 1.5%
Five Below, Inc.†	36,429	$4,507,360

Retail-Restaurants — 2.9%
Dunkin’ Brands Group, Inc.	32,609	2,230,130
Papa John’s International, Inc.	35,645	1,507,427
Texas Roadhouse, Inc.	48,002	2,920,442
Wingstop, Inc.	32,259	2,117,803

		8,775,802

Savings & Loans/Thrifts — 0.5%
Sterling Bancorp	79,539	1,530,330

Schools — 4.6%
2U, Inc.†	37,894	2,154,274
Bright Horizons Family Solutions, Inc.†	32,334	3,743,954
Chegg, Inc.†	133,696	4,708,773
Grand Canyon Education, Inc.†	36,971	3,436,085

		14,043,086

Security Services — 0.5%
Brink’s Co.	20,924	1,549,422

Semiconductor Equipment — 1.1%
Entegris, Inc.	104,383	3,449,858

Telecom Services — 0.7%
GTT Communications, Inc.†	80,474	2,060,134

Television — 1.2%
World Wrestling Entertainment, Inc., Class A	45,110	3,714,357

Therapeutics — 3.1%
GW Pharmaceuticals PLC ADR†	14,117	2,015,202
Neurocrine Biosciences, Inc.†	33,698	2,972,838
Sarepta Therapeutics, Inc.†	31,574	4,411,203

		9,399,243

Veterinary Diagnostics — 1.2%
Elanco Animal Health, Inc.†	72,825	2,125,033
Neogen Corp.†	26,557	1,617,587

		3,742,620

Web Hosting/Design — 2.1%
GoDaddy, Inc., Class A†	54,727	3,755,914
Q2 Holdings, Inc.†	42,252	2,511,036

		6,266,950

TOTAL INVESTMENTS (cost $257,527,717)(1)	95.2%	290,240,206
Other assets less liabilities	4.8	14,479,246

NET ASSETS	100.0%	$304,719,452

†	Non-income producing security
(1)	See Note 3 for cost of investments on a tax basis.

ADR — American Depositary Receipt

The following is a summary of the inputs used to value the Portfolio’s net assets as of January 31, 2019 (see Note 2):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ASSETS:
Investments at Value:*

Common Stocks	$290,240,206	$—	$—	$290,240,206

*	For a detailed presentation of investments, please refer to the Portfolio of Investments.

See Notes to Financial Statements

146

SunAmerica Series Trust SA Invesco VCP Equity-Income Portfolio

PORTFOLIO PROFILE — January 31, 2019 — (unaudited)

Industry Allocation*

Diversified Banking Institutions	11.4%
United States Treasury Notes	10.1
Medical-Drugs	6.1
Oil Companies-Exploration & Production	4.9
Banks-Commercial	3.3
Banks-Super Regional	3.2
Cable/Satellite TV	2.7
Oil Companies-Integrated	2.5
Electronic Components-Semiconductors	2.3
Auto-Cars/Light Trucks	1.9
Pharmacy Services	1.8
Enterprise Software/Service	1.7
Insurance Brokers	1.7
Oil-Field Services	1.6
Food-Misc./Diversified	1.5
Networking Products	1.5
Cruise Lines	1.5
United States Treasury Bonds	1.5
Tobacco	1.4
Banks-Fiduciary	1.3
Aerospace/Defense	1.3
Medical Products	1.2
Building Products-Air & Heating	1.1
Agricultural Chemicals	1.1
Real Estate Investment Trusts	1.1
Medical-Biomedical/Gene	1.0
Television	1.0
Insurance-Life/Health	1.0
Diversified Manufacturing Operations	1.0
E-Commerce/Products	0.9
Medical-Wholesale Drug Distribution	0.9
Computer Services	0.9
Computers	0.9
Insurance-Multi-line	0.8
Electric-Integrated	0.8
Chemicals-Diversified	0.8
Finance-Other Services	0.8
Food-Wholesale/Distribution	0.8
Transport-Rail	0.8
Medical Instruments	0.7
Medical-HMO	0.7
Retail-Building Products	0.7
Telephone-Integrated	0.7
Apparel Manufacturers	0.6
Semiconductor Components-Integrated Circuits	0.6
Pipelines	0.5
Drug Delivery Systems	0.5
Telecommunication Equipment	0.4
Private Equity	0.4
Transport-Equipment & Leasing	0.4
Telecom Equipment-Fiber Optics	0.3
Investment Management/Advisor Services	0.3
Finance-Investment Banker/Broker	0.3
Applications Software	0.3
Computer Software	0.3
Computers-Memory Devices	0.3
E-Commerce/Services	0.3
Brewery	0.3
Insurance-Mutual	0.2
Finance-Credit Card	0.2
Internet Security	0.2

Options Purchased	0.2%
Theaters	0.2
Therapeutics	0.2
Finance-Leasing Companies	0.2
Airlines	0.2
Cellular Telecom	0.1
Finance-Consumer Loans	0.1
Oil & Gas Drilling	0.1
Data Processing/Management	0.1
Retail-Auto Parts	0.1
Broadcast Services/Program	0.1
Electronic Parts Distribution	0.1
Electric-Distribution	0.1
Insurance-Reinsurance	0.1
Gas-Distribution	0.1

93.3%

*	Calculated as a percentage of net assets

147

SunAmerica Series Trust SA Invesco VCP Equity-Income Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019

Security Description	Shares	Value (Note 2)
COMMON STOCKS — 63.7%
Aerospace/Defense — 1.3%
General Dynamics Corp.	112,386	$19,237,112

Agricultural Chemicals — 1.1%
Mosaic Co.	279,288	9,015,416
Nutrien, Ltd.	135,974	7,046,173

		16,061,589

Apparel Manufacturers — 0.6%
Capri Holdings, Ltd.†	197,928	8,407,981

Auto-Cars/Light Trucks — 1.8%
General Motors Co.	668,939	26,102,000

Banks-Commercial — 1.8%
Citizens Financial Group, Inc.	634,402	21,518,916
First Horizon National Corp.	403,857	5,928,621

		27,447,537

Banks-Fiduciary — 1.3%
Northern Trust Corp.	76,595	6,775,594
State Street Corp.	181,874	12,894,866

		19,670,460

Banks-Super Regional — 3.1%
Fifth Third Bancorp	451,006	12,095,981
PNC Financial Services Group, Inc.	110,636	13,571,718
Wells Fargo & Co.	404,062	19,762,673

		45,430,372

Building Products-Air & Heating — 1.1%
Johnson Controls International PLC	476,392	16,087,758

Cable/Satellite TV — 1.9%
Charter Communications, Inc., Class A†	56,192	18,602,362
Comcast Corp., Class A	277,591	10,151,503

		28,753,865

Chemicals-Diversified — 0.8%
DowDuPont, Inc.	222,236	11,958,519

Computer Services — 0.9%
Cognizant Technology Solutions Corp., Class A	194,693	13,566,208

Computers — 0.7%
Apple, Inc.	65,238	10,858,213

Cruise Lines — 1.5%
Carnival Corp.	380,639	21,917,194

Diversified Banking Institutions — 10.4%
Bank of America Corp.(1)	1,455,902	41,449,530
Citigroup, Inc.	737,072	47,511,661
Goldman Sachs Group, Inc.	52,542	10,403,841
JPMorgan Chase & Co.	295,144	30,547,404
Morgan Stanley	566,096	23,945,861

		153,858,297

Diversified Manufacturing Operations — 1.0%
Ingersoll-Rand PLC	142,403	14,245,996

E-Commerce/Products — 0.8%
eBay, Inc.†	358,055	12,048,551

Electric-Integrated — 0.7%
Duke Energy Corp.	64,412	5,654,085
FirstEnergy Corp.	136,852	5,364,599

		11,018,684

Security Description	Shares	Value (Note 2)
Electronic Components-Semiconductors — 1.4%
Intel Corp.	432,102	$20,360,646

Enterprise Software/Service — 1.5%
Oracle Corp.	451,110	22,659,255

Food-Misc./Diversified — 1.5%
Mondelez International, Inc., Class A	477,367	22,082,997

Food-Wholesale/Distribution — 0.8%
US Foods Holding Corp.†	357,200	12,044,784

Insurance Brokers — 1.6%
Aon PLC	58,246	9,099,772
Willis Towers Watson PLC	85,616	13,937,429

		23,037,201

Insurance-Life/Health — 0.4%
AXA Equitable Holdings, Inc.	340,706	6,316,689

Insurance-Multi-line — 0.6%
Voya Financial, Inc.	204,728	9,505,521

Medical Instruments — 0.6%
Medtronic PLC	106,423	9,406,729

Medical Products — 0.8%
Zimmer Biomet Holdings, Inc.	114,291	12,521,722

Medical-Biomedical/Gene — 0.7%
Celgene Corp.†	111,129	9,830,471

Medical-Drugs — 5.5%
Bristol-Myers Squibb Co.	229,668	11,338,709
Johnson & Johnson	231,781	30,845,415
Merck & Co., Inc.	156,791	11,669,954
Novartis AG	187,151	16,333,379
Sanofi	126,185	10,965,006

		81,152,463

Medical-HMO — 0.7%
Anthem, Inc.	33,056	10,015,968

Medical-Wholesale Drug Distribution — 0.9%
McKesson Corp.	108,029	13,854,719

Networking Products — 1.5%
Cisco Systems, Inc.	467,826	22,123,492

Oil Companies-Exploration & Production — 4.8%
Anadarko Petroleum Corp.	274,789	13,005,763
Apache Corp.	121,791	3,997,181
Canadian Natural Resources, Ltd.	353,212	9,481,173
Devon Energy Corp.	621,234	16,555,886
Marathon Oil Corp.	685,141	10,818,377
Occidental Petroleum Corp.	268,617	17,938,243

		71,796,623

Oil Companies-Integrated — 2.5%
BP PLC	2,450,388	16,699,504
Royal Dutch Shell PLC, Class A	652,531	20,239,975

		36,939,479

Oil-Field Services — 1.4%
Schlumberger, Ltd.	182,185	8,054,399
TechnipFMC PLC	575,494	13,213,342

		21,267,741

Pharmacy Services — 1.5%
CVS Health Corp.	331,331	21,718,747

148

SunAmerica Series Trust SA Invesco VCP Equity-Income Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Shares/ Principal Amount	Value (Note 2)
COMMON STOCKS (continued)
Retail-Building Products — 0.6%
Kingfisher PLC	3,141,896	$9,178,079

Semiconductor Components-Integrated Circuits — 0.5%
QUALCOMM, Inc.	147,473	7,302,863

Telecommunication Equipment — 0.4%
Juniper Networks, Inc.	254,638	6,605,310

Television — 0.5%
CBS Corp., Class B	146,132	7,227,689

Tobacco — 1.4%
Philip Morris International, Inc.	265,538	20,372,075

Transport-Rail — 0.8%
CSX Corp.	181,890	11,950,173

Total Common Stocks (cost $881,061,179)		945,941,772

CONVERTIBLE PREFERRED SECURITIES — 0.1%
Investment Management/Advisor Services — 0.1%
AMG Capital Trust II 5.15%	40,900	2,045,000

Pipelines — 0.0%
El Paso Energy Capital Trust I 4.75%	800	37,072

Total Convertible Preferred Securities (cost $2,502,039)		2,082,072

PREFERRED SECURITIES — 0.0%
Banks-Super Regional — 0.0%
Wells Fargo & Co. Series Q 5.85% (cost $30,000)	1,200	30,636

PREFERRED SECURITIES/CAPITAL SECURITIES — 0.2%
Banks-Commercial — 0.2%
Cooperatieve Rabobank UA 11.00% due 06/30/2019*(2)	$2,845,000	2,933,906

Diversified Banking Institutions — 0.0%
JPMorgan Chase & Co. Series V 5.00% due 07/01/2019(2)	200,000	199,000

Total Preferred Securities/Capital Securities (cost $3,131,346)		3,132,906

U.S. CONVERTIBLE BONDS & NOTES — 6.4%
Applications Software — 0.3%
Nuance Communications, Inc. Senior Notes 1.00% due 12/15/2035	1,803,000	1,638,105
Nuance Communications, Inc. Senior Notes 1.25% due 04/01/2025	1,775,000	1,694,402
RealPage, Inc. Senior Notes 1.50% due 11/15/2022	626,000	899,640

		4,232,147

Broadcast Services/Program — 0.0%
Liberty Media Corp-Liberty Formula One Senior Notes 1.00% due 01/30/2023	440,000	463,352

Security Description	Principal Amount	Value (Note 2)
Cable/Satellite TV — 0.3%
DISH Network Corp. Senior Notes 3.38% due 08/15/2026	$4,789,000	$4,068,255

Computer Software — 0.3%
Citrix Systems, Inc. Senior Notes 0.50% due 04/15/2019	2,747,000	3,910,354

Computers-Memory Devices — 0.3%
SanDisk Corp. Company Guar. Notes 0.50% due 10/15/2020	2,198,000	1,874,564
Western Digital Corp. Company Guar. Notes 1.50% due 02/01/2024*	2,183,000	1,874,769

		3,749,333

Drug Delivery Systems — 0.5%
DexCom, Inc. Senior Notes 0.75% due 05/15/2022	2,280,000	3,474,150
DexCom, Inc. Senior Notes 0.75% due 12/01/2023*	3,329,000	3,682,706

		7,156,856

E-Commerce/Services — 0.1%
Liberty Expedia Holdings, Inc. Senior Notes 1.00% due 06/30/2047*	1,414,000	1,370,080

Electronic Components-Semiconductors — 0.8%
Cree, Inc. Senior Notes 0.88% due 09/01/2023*	3,673,000	3,927,061
Microchip Technology, Inc. Senior Sub. Notes 1.63% due 02/15/2027	1,720,000	1,840,400
Micron Technology, Inc. Senior Notes Series G 3.00% due 11/15/2043	2,099,000	2,764,287
ON Semiconductor Corp. Company Guar. Notes 1.00% due 12/01/2020	1,666,000	2,046,846
Silicon Laboratories, Inc. Senior Notes 1.38% due 03/01/2022	510,000	541,249

		11,119,843

Enterprise Software/Service — 0.2%
Workday, Inc. Senior Notes 0.25% due 10/01/2022	2,245,000	3,034,616

Finance-Investment Banker/Broker — 0.3%
GS Finance Corp. Senior Notes 0.25% due 07/08/2024(3)(5)	5,346,000	4,920,084

149

SunAmerica Series Trust SA Invesco VCP Equity-Income Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Principal Amount	Value (Note 2)
U.S. CONVERTIBLE BONDS & NOTES (continued)
Finance-Other Services — 0.8%
Convertible Trust - Consumer Series 2018-1 Senior Notes 0.25% due 01/17/2024(3)(5)	$6,174,000	$6,414,169
Convertible Trust - Healthcare Series 2018-1 Senior Notes 0.25% due 02/05/2024(3)(5)	6,038,000	5,983,658

		12,397,827

Internet Security — 0.2%
FireEye, Inc. Senior Notes Series A 1.00% due 06/01/2035	1,641,000	1,585,613
FireEye, Inc. Senior Notes Series B 1.63% due 06/01/2035	1,663,000	1,530,193

		3,115,806

Medical Instruments — 0.1%
NuVasive, Inc. Senior Notes 2.25% due 03/15/2021	1,978,000	2,115,026

Medical Products — 0.3%
Wright Medical Group, Inc. Company Guar. Notes 1.63% due 06/15/2023*	4,222,000	4,543,151

Medical-Biomedical/Gene — 0.2%
BioMarin Pharmaceutical, Inc. Senior Sub. Notes 1.50% due 10/15/2020	2,388,000	2,883,056
Medicines Co. Senior Notes 2.75% due 07/15/2023	929,000	730,862

		3,613,918

Medical-Drugs — 0.1%
Pacira Pharmaceuticals, Inc. Senior Notes 2.38% due 04/01/2022	648,000	642,735
Supernus Pharmaceuticals, Inc. Senior Notes 0.63% due 04/01/2023*	771,000	760,881

		1,403,616

Oil & Gas Drilling — 0.0%
Nabors Industries, Inc. Company Guar. Notes 0.75% due 01/15/2024	868,000	582,103

Oil Companies-Exploration & Production — 0.0%
Chesapeake Energy Corp. Company Guar. Notes 5.50% due 09/15/2026	778,000	691,711

Oil-Field Services — 0.2%
Helix Energy Solutions Group, Inc. Senior Notes 4.25% due 05/01/2022	830,000	796,927

Security Description	Principal Amount	Value (Note 2)
Oil-Field Services (continued)
Oil States International, Inc. Senior Notes 1.50% due 02/15/2023*	$1,585,000	$1,383,488

		2,180,415

Patient Monitoring Equipment — 0.0%
Insulet Corp. Senior Notes 1.38% due 11/15/2024*	461,000	504,058

Telecom Equipment-Fiber Optics — 0.3%
Finisar Corp. Senior Notes 0.50% due 12/15/2036	855,000	827,970
Viavi Solutions, Inc. Senior Notes 1.00% due 03/01/2024	1,625,000	1,700,743
Viavi Solutions, Inc. Senior Notes 1.75% due 06/01/2023*	2,411,000	2,504,267

		5,032,980

Telephone-Integrated — 0.2%
GCI Liberty, Inc. Senior Notes 1.75% due 09/30/2046*	2,371,000	2,527,979

Television — 0.5%
Liberty Media Corp. Senior Notes 1.38% due 10/15/2023	6,373,000	7,203,402
Liberty Media Corp. Senior Notes 2.25% due 09/30/2046	1,673,000	834,994

		8,038,396

Theaters — 0.2%
Live Nation Entertainment, Inc. Senior Notes 2.50% due 03/15/2023*	2,209,000	2,379,486

Therapeutics — 0.2%
Neurocrine Biosciences, Inc. Senior Notes 2.25% due 05/15/2024	1,623,000	2,200,457

Total U.S. Convertible Bonds & Notes (cost $90,480,834)		95,351,849

U.S. CORPORATE BONDS & NOTES — 8.4%
Aerospace/Defense — 0.0%
BAE Systems Holdings, Inc. Company Guar. Notes 2.85% due 12/15/2020*	214,000	212,305

Aerospace/Defense-Equipment — 0.0%
United Technologies Corp. Senior Notes 4.45% due 11/16/2038	344,000	345,621

Airlines — 0.1%
American Airlines Pass-Through Trust Pass-Through Certs. Series 2014-1, Class A 3.70% due 04/01/2028	46,665	45,621
United Airlines Pass-Through Trust Pass-Through Certs. Series 2018-1, Class AA 3.50% due 09/01/2031	992,000	961,074

150

SunAmerica Series Trust SA Invesco VCP Equity-Income Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Principal Amount	Value (Note 2)
U.S. CORPORATE BONDS & NOTES (continued)
Airlines (continued)
United Airlines Pass-Through Trust Pass-Through Certs. Series 2014-2, Class A 3.75% due 03/03/2028	$49,760	$48,740

		1,055,435

Applications Software — 0.0%
Microsoft Corp. Senior Notes 3.50% due 02/12/2035	120,000	118,421

Auto-Cars/Light Trucks — 0.1%
Ford Motor Credit Co. LLC Senior Notes 3.10% due 05/04/2023	419,000	378,042
Ford Motor Credit Co. LLC Senior Notes 3.81% due 01/09/2024	845,000	767,376
Ford Motor Credit Co. LLC Senior Notes 4.13% due 08/04/2025	220,000	197,131
General Motors Co. Senior Notes 6.60% due 04/01/2036	320,000	324,664
General Motors Financial Co., Inc. Company Guar. Notes 5.25% due 03/01/2026	304,000	302,853

		1,970,066

Banks-Commercial — 0.3%
Citizens Financial Group, Inc. Senior Notes 2.38% due 07/28/2021	800,000	782,128
Discover Bank Senior Notes 3.35% due 02/06/2023	1,500,000	1,478,106
SunTrust Bank Sub. Notes 3.30% due 05/15/2026	1,500,000	1,444,748

		3,704,982

Banks-Super Regional — 0.1%
US Bancorp Sub. Notes Series W 3.10% due 04/27/2026	750,000	729,296
Wells Fargo & Co. Senior Notes 3.55% due 09/29/2025	260,000	261,144
Wells Fargo & Co. Sub. Notes 4.10% due 06/03/2026	200,000	201,917
Wells Fargo & Co. Sub. Notes 4.65% due 11/04/2044	170,000	170,930

		1,363,287

Brewery — 0.2%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. Company Guar. Notes 4.70% due 02/01/2036*	570,000	547,742

Security Description	Principal Amount	Value (Note 2)
Brewery (continued)
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. Company Guar. Notes 4.90% due 02/01/2046*	$641,000	$611,299
Anheuser-Busch InBev Finance, Inc. Company Guar. Notes 2.65% due 02/01/2021	272,000	270,883
Anheuser-Busch InBev Finance, Inc. Company Guar. Notes 3.30% due 02/01/2023	337,000	336,221
Molson Coors Brewing Co. Company Guar. Notes 1.45% due 07/15/2019	342,000	339,597
Molson Coors Brewing Co. Company Guar. Notes 4.20% due 07/15/2046	282,000	248,750

		2,354,492

Broadcast Services/Program — 0.1%
Fox Corp. Company Guar. Notes 5.48% due 01/25/2039*	865,000	905,733

Building-Residential/Commercial — 0.0%
MDC Holdings, Inc. Company Guar. Notes 6.00% due 01/15/2043	10,000	8,275

Cable/Satellite TV — 0.5%
Charter Communications Operating LLC/Charter Communications Operating Capital Senior Sec. Notes 4.46% due 07/23/2022	845,000	861,910
Comcast Corp. Company Guar. Notes 2.75% due 03/01/2023	2,000,000	1,971,453
Comcast Corp. Company Guar. Notes 3.90% due 03/01/2038	1,350,000	1,282,960
Comcast Corp. Company Guar. Notes 4.15% due 10/15/2028	1,335,000	1,382,314
Comcast Corp. Company Guar. Notes 4.60% due 10/15/2038	425,000	439,297
Comcast Corp. Company Guar. Notes 4.70% due 10/15/2048	768,000	802,036

		6,739,970

Chemicals-Diversified — 0.0%
Eastman Chemical Co. Senior Notes 2.70% due 01/15/2020	544,000	542,233

Coatings/Paint — 0.0%
Sherwin-Williams Co. Senior Notes 4.50% due 06/01/2047	512,000	482,330

Commercial Services-Finance — 0.0%
Moody’s Corp. Senior Notes 4.50% due 09/01/2022	135,000	139,811

151

SunAmerica Series Trust SA Invesco VCP Equity-Income Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Principal Amount	Value (Note 2)
U.S. CORPORATE BONDS & NOTES (continued)
Computer Services — 0.0%
DXC Technology Co. Senior Notes 4.45% due 09/18/2022	$30,000	$30,532

Computers — 0.2%
Apple, Inc. Senior Notes 2.15% due 02/09/2022	126,000	124,079
Apple, Inc. Senior Notes 3.35% due 02/09/2027	1,425,000	1,429,668
Diamond 1 Finance Corp./Diamond 2 Finance Corp. Senior Sec. Notes 5.45% due 06/15/2023*	711,000	744,944
Diamond 1 Finance Corp./Diamond 2 Finance Corp. Senior Sec. Notes 8.35% due 07/15/2046*	189,000	222,650

		2,521,341

Containers-Paper/Plastic — 0.0%
Packaging Corp. of America Senior Notes 4.50% due 11/01/2023	77,000	79,592

Data Processing/Management — 0.1%
Fiserv, Inc. Senior Notes 3.80% due 10/01/2023	1,620,000	1,621,372

Diversified Banking Institutions — 0.8%
Bank of America Corp. Senior Notes 3.25% due 10/21/2027	2,000,000	1,913,704
Citigroup, Inc. Senior Notes 3.67% due 07/24/2028	790,000	774,666
Citigroup, Inc. Sub. Notes 4.75% due 05/18/2046(5)	1,500,000	1,502,541
Citigroup, Inc. Sub. Notes 5.30% due 05/06/2044(5)	20,000	21,295
Citigroup, Inc. Sub. Notes 6.68% due 09/13/2043(5)	30,000	37,596
Goldman Sachs Group, Inc. Sub. Notes 4.25% due 10/21/2025	1,300,000	1,312,069
JPMorgan Chase & Co. Senior Notes 3.20% due 06/15/2026	750,000	728,336
JPMorgan Chase & Co. Senior Notes 3.51% due 01/23/2029	1,400,000	1,359,495
JPMorgan Chase & Co. Senior Notes 3.90% due 01/23/2049	1,400,000	1,306,164
JPMorgan Chase & Co. Senior Notes 4.26% due 02/22/2048	1,500,000	1,477,488

Security Description	Principal Amount	Value (Note 2)
Diversified Banking Institutions (continued)
Morgan Stanley Senior Notes 2.38% due 07/23/2019	$250,000	$249,558
Morgan Stanley Senior Notes 3.88% due 01/27/2026	1,000,000	1,005,299
Morgan Stanley Senior Notes 4.00% due 07/23/2025	210,000	215,094

		11,903,305

E-Commerce/Products — 0.1%
Amazon.com, Inc. Senior Notes 2.60% due 12/05/2019	1,900,000	1,899,010
Amazon.com, Inc. Senior Notes 4.80% due 12/05/2034	18,000	20,221

		1,919,231

Electric-Distribution — 0.1%
Oglethorpe Power Corp. 1st Mtg. Bonds 4.55% due 06/01/2044	200,000	190,204
Sempra Energy Senior Notes 3.80% due 02/01/2038	1,140,000	998,920

		1,189,124

Electric-Integrated — 0.1%
NextEra Energy Capital Holdings, Inc. Company Guar. Notes 3.55% due 05/01/2027	1,715,000	1,664,139

Electronic Components-Semiconductors — 0.1%
Broadcom Corp./Broadcom Cayman Finance, Ltd. Company Guar. Notes 3.63% due 01/15/2024	1,295,000	1,259,321
Texas Instruments, Inc. Senior Notes 2.63% due 05/15/2024	840,000	823,301

		2,082,622

Electronic Parts Distribution — 0.1%
Avnet, Inc. Senior Notes 4.63% due 04/15/2026	1,250,000	1,229,980

Finance-Consumer Loans — 0.1%
Synchrony Financial Senior Notes 3.95% due 12/01/2027	2,075,000	1,899,455

Finance-Credit Card — 0.2%
American Express Co. Sub. Notes 3.63% due 12/05/2024	54,000	54,174
Capital One Financial Corp. Senior Notes 3.20% due 01/30/2023	2,750,000	2,703,904
Visa, Inc. Senior Notes 4.15% due 12/14/2035	350,000	370,823

		3,128,901

152

SunAmerica Series Trust SA Invesco VCP Equity-Income Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Principal Amount	Value (Note 2)
U.S. CORPORATE BONDS & NOTES (continued)
Finance-Leasing Companies — 0.1%
Air Lease Corp. Senior Notes 3.00% due 09/15/2023	$1,179,000	$1,122,863
Air Lease Corp. Senior Notes 4.25% due 09/15/2024	165,000	164,261

		1,287,124

Food-Misc./Diversified — 0.0%
General Mills, Inc. Senior Notes 2.20% due 10/21/2019	120,000	119,368

Gas-Distribution — 0.1%
NiSource, Inc. Senior Notes 4.38% due 05/15/2047	903,000	870,570

Insurance Brokers — 0.1%
Marsh & McLennan Cos., Inc. Senior Notes 4.75% due 03/15/2039	420,000	436,783
Willis North America, Inc. Company Guar. Notes 3.60% due 05/15/2024	610,000	597,756

		1,034,539

Insurance-Life/Health — 0.6%
Athene Global Funding Sec. Notes 4.00% due 01/25/2022*	2,900,000	2,933,317
Jackson National Life Global Funding Senior Sec. Notes 2.10% due 10/25/2021*	1,500,000	1,450,453
Jackson National Life Global Funding Senior Sec. Notes 3.25% due 01/30/2024*	1,000,000	993,403
Nationwide Financial Services, Inc. Senior Notes 5.30% due 11/18/2044*(5)	610,000	647,033
Prudential Financial, Inc. Senior Notes 3.94% due 12/07/2049	30,000	27,938
Reliance Standard Life Global Funding II Senior Sec. Notes 3.05% due 01/20/2021*	355,000	352,197
Teachers Insurance & Annuity Association of America Sub. Notes 4.27% due 05/15/2047*	2,000,000	1,941,346

		8,345,687

Insurance-Multi-line — 0.2%
Allstate Corp. Senior Notes 3.28% due 12/15/2026	665,000	659,786
American Financial Group, Inc. Senior Notes 4.50% due 06/15/2047	2,050,000	1,857,945
Metropolitan Life Global Funding I Sec. Notes 2.05% due 06/12/2020*	1,000,000	987,944

		3,505,675

Security Description	Principal Amount	Value (Note 2)
Insurance-Mutual — 0.2%
Liberty Mutual Group, Inc. Company Guar. Notes 4.85% due 08/01/2044*(5)	$1,650,000	$1,623,319
MassMutual Global Funding II Sec. Notes 2.00% due 04/15/2021*	1,635,000	1,597,270

		3,220,589

Insurance-Property/Casualty — 0.0%
Travelers Cos., Inc. Senior Notes 4.60% due 08/01/2043	10,000	10,679

Insurance-Reinsurance — 0.1%
Reinsurance Group of America, Inc. Senior Notes 4.70% due 09/15/2023	1,040,000	1,081,390

Investment Management/Advisor Services — 0.2%
Blackstone Holdings Finance Co. LLC Company Guar. Notes 5.00% due 06/15/2044*	2,915,000	2,930,288

Medical Instruments — 0.0%
Medtronic, Inc. Company Guar. Notes 3.15% due 03/15/2022	172,000	173,547
Medtronic, Inc. Company Guar. Notes 4.38% due 03/15/2035	58,000	61,080
Medtronic, Inc. Company Guar. Notes 4.63% due 03/15/2044	15,000	15,941

		250,568

Medical Labs & Testing Services — 0.0%
Laboratory Corp. of America Holdings Senior Notes 3.20% due 02/01/2022	100,000	99,760
Laboratory Corp. of America Holdings Senior Notes 4.70% due 02/01/2045	43,000	40,267

		140,027

Medical Products — 0.0%
Becton Dickinson and Co. Senior Notes 2.68% due 12/15/2019	44,000	43,805
Becton Dickinson and Co. Senior Notes 4.88% due 05/15/2044	230,000	220,587

		264,392

Medical-Biomedical/Gene — 0.1%
Celgene Corp. Senior Notes 4.00% due 08/15/2023	10,000	10,189
Celgene Corp. Senior Notes 4.63% due 05/15/2044	110,000	104,822
Gilead Sciences, Inc. Senior Notes 2.55% due 09/01/2020	1,900,000	1,889,235
Gilead Sciences, Inc. Senior Notes 4.40% due 12/01/2021	171,000	176,590

		2,180,836

153

SunAmerica Series Trust SA Invesco VCP Equity-Income Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Principal Amount	Value (Note 2)
U.S. CORPORATE BONDS & NOTES (continued)
Medical-Drugs — 0.3%
AbbVie, Inc. Senior Notes 4.50% due 05/14/2035	$171,000	$161,487
Bayer US Finance II LLC Company Guar. Notes 2.13% due 07/15/2019*	30,000	29,920
Bayer US Finance II LLC Company Guar. Notes 4.38% due 12/15/2028*	1,529,000	1,499,930
Bayer US Finance LLC Company Guar. Notes 2.38% due 10/08/2019*	2,200,000	2,184,699
Bayer US Finance LLC Company Guar. Notes 3.00% due 10/08/2021*	200,000	196,989
Zoetis, Inc. Senior Notes 4.70% due 02/01/2043	5,000	5,076

		4,078,101

Medical-Wholesale Drug Distribution — 0.0%
McKesson Corp. Senior Notes 2.28% due 03/15/2019	75,000	74,970

Non-Hazardous Waste Disposal — 0.0%
Waste Management, Inc. Company Guar. Notes 3.90% due 03/01/2035	84,000	82,480

Oil Companies-Exploration & Production — 0.1%
Anadarko Petroleum Corp. Senior Notes 6.60% due 03/15/2046	333,000	396,460
ConocoPhillips Co. Company Guar. Notes 4.15% due 11/15/2034	37,000	37,054
Noble Energy, Inc. Senior Notes 5.25% due 11/15/2043	20,000	18,908
Occidental Petroleum Corp. Senior Notes 3.40% due 04/15/2026	1,300,000	1,300,599

		1,753,021

Pharmacy Services — 0.3%
Cigna Corp. Company Guar. Notes 4.80% due 08/15/2038*	344,000	351,060
CVS Health Corp. Senior Notes 3.38% due 08/12/2024	40,000	39,386
CVS Health Corp. Senior Notes 4.10% due 03/25/2025	1,352,000	1,376,506
CVS Pass-Through Trust Pass-Through Certs. 6.04% due 12/10/2028	389,636	418,651
Express Scripts Holding Co. Company Guar. Notes 2.25% due 06/15/2019	2,883,000	2,876,616

		5,062,219

Security Description	Principal Amount	Value (Note 2)
Pipelines — 0.5%
Enable Midstream Partners LP Senior Notes 2.40% due 05/15/2019	$200,000	$199,374
Energy Transfer Partners LP Company Guar. Notes 4.20% due 09/15/2023	2,062,000	2,077,651
Energy Transfer Partners LP Company Guar. Notes 4.90% due 03/15/2035	67,000	61,820
Enterprise Products Operating LLC Company Guar. Notes 2.55% due 10/15/2019	55,000	54,898
Enterprise Products Operating LLC Company Guar. Notes 4.25% due 02/15/2048	1,337,000	1,260,496
Kinder Morgan, Inc. Company Guar. Notes 5.30% due 12/01/2034	28,000	28,787
MPLX LP Senior Notes 4.50% due 07/15/2023	2,250,000	2,325,205
MPLX LP Senior Notes 4.50% due 04/15/2038	1,336,000	1,226,384
Spectra Energy Partners LP Senior Notes 4.50% due 03/15/2045	101,000	96,759
Sunoco Logistics Partners Operations LP Company Guar. Notes 5.30% due 04/01/2044	65,000	60,020
Sunoco Logistics Partners Operations LP Company Guar. Notes 5.50% due 02/15/2020	40,000	40,705
Western Gas Partners LP Senior Notes 5.45% due 04/01/2044	65,000	58,724

		7,490,823

Private Equity — 0.4%
Apollo Management Holdings LP Company Guar. Notes 4.00% due 05/30/2024*	3,000,000	2,979,303
Carlyle Holdings Finance LLC Company Guar. Notes 3.88% due 02/01/2023*	335,000	338,819
KKR Group Finance Co III LLC Company Guar. Notes 5.13% due 06/01/2044*	2,480,000	2,479,687

		5,797,809

Real Estate Investment Trusts — 1.1%
Brixmor Operating Partnership LP Senior Notes 3.65% due 06/15/2024	2,000,000	1,949,837
Crown Castle International Corp. Senior Bonds 3.80% due 02/15/2028	1,855,000	1,809,462
Crown Castle International Corp. Senior Notes 4.75% due 05/15/2047	1,160,000	1,099,264

154

SunAmerica Series Trust SA Invesco VCP Equity-Income Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Principal Amount	Value (Note 2)
U.S. CORPORATE BONDS & NOTES (continued)
Real Estate Investment Trusts (continued)
EPR Properties Company Guar. Notes 4.75% due 12/15/2026	$2,095,000	$2,093,427
Government Properties Income Trust Senior Notes 4.00% due 07/15/2022	2,500,000	2,461,140
HCP, Inc. Senior Notes 3.88% due 08/15/2024	1,320,000	1,312,208
HCP, Inc. Senior Notes 4.20% due 03/01/2024	100,000	101,025
Highwoods Realty LP Senior Notes 3.20% due 06/15/2021	200,000	197,795
Hospitality Properties Trust Senior Notes 4.50% due 06/15/2023	375,000	374,224
Hospitality Properties Trust Senior Notes 5.00% due 08/15/2022	1,550,000	1,580,935
Sovran Acquisition LP Company Guar. Notes 3.50% due 07/01/2026	497,000	471,743
Ventas Realty LP Company Guar. Notes 5.70% due 09/30/2043	2,182,000	2,406,713

		15,857,773

Rental Auto/Equipment — 0.0%
ERAC USA Finance LLC Company Guar. Notes 2.35% due 10/15/2019*	95,000	94,528

Retail-Auto Parts — 0.1%
Advance Auto Parts, Inc. Company Guar. Notes 4.50% due 12/01/2023	1,480,000	1,516,205
O’Reilly Automotive, Inc. Senior Notes 4.88% due 01/14/2021	20,000	20,531

		1,536,736

Retail-Building Products — 0.1%
Home Depot, Inc. Senior Notes 2.00% due 04/01/2021	734,000	724,714

Retail-Discount — 0.0%
Dollar General Corp. Senior Notes 3.25% due 04/15/2023	40,000	39,547

Retail-Drug Store — 0.0%
Walgreens Boots Alliance, Inc. Senior Notes 3.30% due 11/18/2021	94,000	94,122
Walgreens Boots Alliance, Inc. Senior Notes 4.50% due 11/18/2034	69,000	68,070

		162,192

Security Description	Principal Amount	Value (Note 2)
Retail-Mail Order — 0.0%
QVC, Inc. Senior Sec. Notes 5.45% due 08/15/2034	$100,000	$89,861

Savings & Loans/Thrifts — 0.0%
First Niagara Financial Group, Inc. Senior Notes 6.75% due 03/19/2020	45,000	46,811

Telephone-Integrated — 0.2%
AT&T, Inc. Senior Notes 3.00% due 06/30/2022	115,000	114,097
AT&T, Inc. Senior Notes 3.40% due 05/15/2025	64,000	62,607
AT&T, Inc. Senior Notes 4.30% due 02/15/2030	527,000	522,192
AT&T, Inc. Senior Notes 4.50% due 05/15/2035	102,000	96,345
AT&T, Inc. Senior Notes 4.80% due 06/15/2044	1,500,000	1,406,425
AT&T, Inc. Senior Notes 5.15% due 03/15/2042	220,000	216,065
AT&T, Inc. Senior Notes 5.15% due 11/15/2046	25,000	24,348
Verizon Communications, Inc. Senior Notes 4.13% due 08/15/2046	204,000	188,317
Verizon Communications, Inc. Senior Notes 4.40% due 11/01/2034	45,000	45,050
Verizon Communications, Inc. Senior Notes 4.81% due 03/15/2039	39,000	39,640

		2,715,086

Tobacco — 0.0%
Philip Morris International, Inc. Senior Notes 3.60% due 11/15/2023	15,000	15,239
Philip Morris International, Inc. Senior Notes 4.88% due 11/15/2043	35,000	35,163

		50,402

Transport-Equipment & Leasing — 0.3%
Aviation Capital Group Corp. Senior Notes 2.88% due 01/20/2022*	1,400,000	1,358,055
Aviation Capital Group Corp. Senior Notes 4.88% due 10/01/2025*	2,280,000	2,336,144

		3,694,199

Transport-Rail — 0.0%
Union Pacific Corp. Senior Notes 4.15% due 01/15/2045	50,000	47,387

155

SunAmerica Series Trust SA Invesco VCP Equity-Income Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Principal Amount	Value (Note 2)
U.S. CORPORATE BONDS & NOTES (continued)
Transport-Rail (continued)
Union Pacific Corp. Senior Notes 4.85% due 06/15/2044	$30,000	$30,954

		78,341

Transport-Services — 0.0%
FedEx Corp. Company Guar. Notes 4.90% due 01/15/2034	25,000	26,265
FedEx Corp. Company Guar. Notes 5.10% due 01/15/2044	45,000	45,578
United Parcel Service, Inc. Senior Notes 3.40% due 11/15/2046	196,000	168,034

		239,877

Vitamins & Nutrition Products — 0.0%
Mead Johnson Nutrition Co. Company Guar. Notes 4.13% due 11/15/2025	29,000	30,198

Total U.S. Corporate Bonds & Notes (cost $126,698,716)		124,153,975

FOREIGN CORPORATE BONDS & NOTES — 1.7%
Airlines — 0.1%
Virgin Australia Trust Pass-Through Certs. Series 2013-1A 5.00% due 04/23/2025*	823,947	835,153

Banks-Commercial — 0.6%
ANZ New Zealand International, Ltd. Company Guar. Notes 2.88% due 01/25/2022*	650,000	640,712
Australia & New Zealand Banking Group, Ltd. Senior Notes 2.30% due 06/01/2021	891,000	875,518
Bank of Montreal Senior Notes 2.10% due 12/12/2019	2,775,000	2,760,653
Commonwealth Bank of Australia Senior Notes 2.25% due 03/10/2020*	2,000,000	1,985,863
Mizuho Bank, Ltd. Company Guar. Notes 2.65% due 09/25/2019*	755,000	754,526
National Australia Bank, Ltd. Senior Notes 1.88% due 07/12/2021	1,450,000	1,408,838
Standard Chartered PLC Senior Notes 3.05% due 01/15/2021*	385,000	381,111
Sumitomo Mitsui Banking Corp. Company Guar. Notes 2.65% due 07/23/2020	250,000	248,501

		9,055,722

Brewery — 0.1%
Heineken NV Senior Notes 3.50% due 01/29/2028*	1,333,000	1,295,460

Security Description	Principal Amount	Value (Note 2)
Cellular Telecom — 0.1%
Rogers Communications, Inc. Company Guar. Notes 4.30% due 02/15/2048	$2,190,000	$2,111,468
Rogers Communications, Inc. Company Guar. Notes 4.50% due 03/15/2043	30,000	29,767

		2,141,235

Chemicals-Plastics — 0.0%
Montell Finance Co. BV Company Guar. Notes 8.10% due 03/15/2027*	55,000	66,133

Computers-Memory Devices — 0.0%
Seagate HDD Cayman Company Guar. Notes 4.75% due 01/01/2025	115,000	108,802

Diversified Banking Institutions — 0.2%
Lloyds Banking Group PLC Senior Notes 3.75% due 01/11/2027	2,200,000	2,108,002
Societe Generale SA Senior Notes 2.63% due 09/16/2020*	310,000	308,111
Societe Generale SA Sub. Notes 5.00% due 01/17/2024*	100,000	102,452
UBS Group Funding Switzerland AG Company Guar. Notes 4.13% due 04/15/2026*	1,000,000	1,006,116

		3,524,681

Finance-Leasing Companies — 0.1%
Aircastle, Ltd. Senior Notes 4.40% due 09/25/2023	885,000	876,235

Medical-Generic Drugs — 0.0%
Actavis Funding SCS Company Guar. Notes 4.85% due 06/15/2044	200,000	193,050
Mylan NV Company Guar. Notes 3.15% due 06/15/2021	382,000	373,640

		566,690

Oil Companies-Integrated — 0.0%
Suncor Energy, Inc. Senior Notes 3.60% due 12/01/2024	52,000	52,329

Private Equity — 0.0%
Brookfield Asset Management, Inc. Senior Notes 4.00% due 01/15/2025	125,000	122,847

Retail-Convenience Store — 0.0%
Alimentation Couche-Tard, Inc. Company Guar. Notes 4.50% due 07/26/2047*	256,000	229,669

Semiconductor Components-Integrated Circuits — 0.1%
NXP BV/NXP Funding LLC Company Guar. Notes 5.35% due 03/01/2026*	805,000	850,990

156

SunAmerica Series Trust SA Invesco VCP Equity-Income Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Principal Amount	Value (Note 2)
FOREIGN CORPORATE BONDS & NOTES (continued)
Telephone-Integrated — 0.3%
Orange SA Senior Notes 1.63% due 11/03/2019	$1,530,000	$1,514,578
Telefonica Emisiones SAU Company Guar. Notes 4.67% due 03/06/2038	355,000	330,469
Telefonica Emisiones SAU Company Guar. Notes 5.21% due 03/08/2047	2,000,000	1,937,384
Telefonica Emisiones SAU Company Guar. Notes 7.05% due 06/20/2036	200,000	234,956

		4,017,387

Transport-Equipment & Leasing — 0.1%
SMBC Aviation Capital Finance DAC Company Guar. Notes 2.65% due 07/15/2021*	750,000	730,473

Total Foreign Corporate Bonds & Notes (cost $24,882,423)		24,473,806

FOREIGN CONVERTIBLE BONDS & NOTES — 1.0%
Banks-Commercial — 0.4%
Credit Suisse AG Senior Notes 0.50% due 06/24/2024*(5)	7,110,000	6,458,013

E-Commerce/Services — 0.2%
Ctrip.com International, Ltd. Senior Notes 1.25% due 09/15/2022	2,490,000	2,435,469

Medical Products — 0.1%
Wright Medical Group NV Senior Notes 2.25% due 11/15/2021	845,000	1,252,927

Medical-Drugs — 0.2%
Jazz Investments I, Ltd. Company Guar. Notes 1.88% due 08/15/2021	3,172,000	3,108,011

Oil & Gas Drilling — 0.1%
Ensco Jersey Finance, Ltd. Company Guar. Notes 3.00% due 01/31/2024	1,592,000	1,240,165

Total Foreign Convertible Bonds & Notes (cost $15,522,708)		14,494,585

Security Description	Shares/ Principal Amount	Value (Note 2)
U.S. GOVERNMENT TREASURIES — 11.6%
United States Treasury Bonds — 1.5%
3.00% due 08/15/2048	$9,418,100	$9,394,187
4.50% due 02/15/2036	9,650,000	11,945,267

		21,339,454

United States Treasury Notes — 10.1%
2.50% due 12/31/2020	73,355,000	73,395,116
2.50% due 01/15/2022	11,216,000	11,235,278
2.63% due 12/31/2023	47,630,400	48,024,839
2.63% due 12/31/2025	14,885,000	14,982,102
3.13% due 11/15/2028	2,629,600	2,739,920

		150,377,255

Total U.S. Government Treasuries (cost $170,770,239)		171,716,709

OPTIONS - PURCHASED — 0.2%
Exchange-Traded Put Options-Purchased(4) (cost $8,205,324)	2,998	2,998,000

TOTAL INVESTMENTS (cost $(1,323,284,808))(6)	93.3%	1,384,376,310
Other assets less liabilities	6.7	99,863,756

NET ASSETS	100.0%	$1,484,240,066

†	Non-income producing security
*	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Portfolio has no right to demand registration of these securities. At January 31, 2019, the aggregate value of these securities was $76,586,991 representing 5.2% of net assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(1)	The security or a portion thereof was pledged as collateral to cover margin requirements for open futures contracts.
(2)	Perpetual maturity — maturity date reflects the next call date.
(3)	Exchangeable for basket of securities

(4)	Options — Purchased:

Exchanged-Traded Put Options - Purchased

Issue	Expiration Month	Strike Price	Number of Contracts	Notional Amount*	Premiums Paid	Value at January 31, 2019	Unrealized Appreciation (Depreciation)
S&P 500 Index	June 2019	$2,100	2,998	$810,689,180	$8,205,324	$2,998,000	$(5,207,324)

*	Notional amount is calculated by multiplying the number of contracts by the multiplier by the market value of the underlying security or index.

157

SunAmerica Series Trust SA Invesco VCP Equity-Income Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

(5)	Illiquid security. At January 31, 2019, the aggregate value of these securities was $27,607,708 representing 1.9% of net assets.
(6)	See Note 3 for cost of investments on a tax basis.

Futures Contracts

Number of Contracts	Type	Description	Expiration Month	Notional Basis*	Notional Value*	Unrealized Appreciation (Depreciation)

405	Long	S&P 500 E-Mini Index	March 2019	$51,354,447	$54,766,125	$3,411,678

*	Notional basis refers to the contractual amount agreed upon at inception of the open contract; notional value represents the current value of the open contract.

Forward Foreign Currency Contracts

Counterparty	Contract to Deliver		In Exchange For		Delivery Date	Unrealized Appreciation	Unrealized Depreciation
Bank of New York	AUD	3,787,491	USD	2,723,472	02/01/2019	$—	$(29,656)
	CAD	4,370,986	USD	3,255,007	02/01/2019	—	(71,593)
	CAD	4,623,985	USD	3,485,938	03/01/2019	—	(35,462)
	CHF	5,941,548	USD	6,020,110	02/01/2019	45,403	—
	CHF	6,008,949	USD	6,077,590	03/01/2019	20,800	—
	EUR	3,606,209	USD	4,133,581	02/01/2019	5,916	—
	EUR	3,467,564	USD	3,973,551	03/01/2019	—	(3,777)
	GBP	12,712,559	USD	16,124,102	02/01/2019	—	(549,682)
	GBP	12,792,336	USD	16,882,071	03/01/2019	82,183	—
	USD	3,213,616	CAD	4,265,595	02/01/2019	32,775	—
	USD	5,921,399	CHF	5,869,839	02/01/2019	—	(18,800)
	USD	4,056,673	EUR	3,548,415	02/01/2019	4,842	—
	USD	16,328,832	GBP	12,390,984	02/01/2019	—	(76,827)

						191,919	(785,797)

State Street Bank and Trust Co.	AUD	3,787,419	USD	2,724,006	02/01/2019	—	(29,069)
	CAD	4,371,011	USD	3,254,565	02/01/2019	—	(72,054)
	CAD	4,623,988	USD	3,487,525	03/01/2019	—	(33,876)
	CHF	5,941,606	USD	6,018,644	02/01/2019	43,879	—
	CHF	6,008,953	USD	6,079,659	03/01/2019	22,866	—
	EUR	3,606,209	USD	4,134,141	02/01/2019	6,475	—
	EUR	3,467,564	USD	3,975,128	03/01/2019	—	(2,199)
	GBP	12,712,541	USD	16,127,384	02/01/2019	—	(546,376)
	GBP	12,792,336	USD	16,883,198	03/01/2019	83,308	—
	USD	5,409,084	AUD	7,574,910	02/01/2019	97,119	—

						253,647	(683,574)

Net Unrealized Appreciation/(Depreciation)						$445,566	$(1,469,371)

AUD	— Australian Dollar
CAD	— Canadian Dollar
CHF	— Swiss Franc
EUR	— Euro Currency
GBP	— Pound Sterling
USD	— United States Dollar

158

SunAmerica Series Trust SA Invesco VCP Equity-Income Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

The following is a summary of the inputs used to value the Portfolio’s net assets as of January 31, 2019 (see Note 2):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs		Level 3 - Significant Unobservable Inputs	Total
ASSETS:
Investments at Value:*
Common Stocks	$872,525,829	$73,415,943	**	$—	$945,941,772
Convertible Preferred Securities	2,082,072	—		—	2,082,072
Preferred Securities	30,636	—		—	30,636
Preferred Securities/Capital Securities	—	3,132,906		—	3,132,906
U.S. Convertible Bonds & Notes	—	95,351,849		—	95,351,849
U.S. Corporate Bonds & Notes	—	124,153,975		—	124,153,975
Foreign Corporate Bonds & Notes	—	24,473,806		—	24,473,806
Foreign Convertible Bonds & Notes	—	14,494,585		—	14,494,585
U.S. Government Treasuries	—	171,716,709		—	171,716,709
Options-Purchased	2,998,000	—		—	2,998,000

Total Investments at Value	$877,636,537	$506,739,773		$—	$1,384,376,310

Other Financial Instruments:†
Futures Contracts	$3,411,678	$—		$—	$3,411,678
Forward Foreign Currency Contracts	—	445,566		—	445,566

Total Other Financial Instruments	$3,411,678	$445,566		$—	$3,857,244

LIABILITIES:
Other Financial Instruments:†
Forward Foreign Currency Contracts	$—	$1,469,371		$—	$1,469,371

*	For a detailed presentation of investments, please refer to the Portfolio of Investments.
**	Represents foreign equity securities that have been fair valued in accordance with pricing procedures approved by the Board (see Note 2).
†	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forward, swap and written option contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

See Notes to Financial Statements

159

SunAmerica Series Trust SA Janus Focused Growth Portfolio

PORTFOLIO OF PROFILE — January 31, 2019 — (unaudited)

Industry Allocation*

Applications Software	12.4%
Web Portals/ISP	7.1
Medical Instruments	7.0
Finance-Credit Card	6.5
Medical-Drugs	6.2
E-Commerce/Products	5.0
Internet Content-Entertainment	4.7
Electronic Components-Semiconductors	4.3
Commercial Paper	4.1
Aerospace/Defense	3.5
Real Estate Investment Trusts	3.2
Finance-Other Services	3.2
Diversified Banking Institutions	3.2
Retail-Building Products	2.5
Aerospace/Defense-Equipment	2.4
Medical-HMO	2.4
Coatings/Paint	2.3
Finance-Investment Banker/Broker	2.2
Commercial Services-Finance	2.2
Semiconductor Equipment	1.9
Electronic Forms	1.9
Athletic Footwear	1.8
Retail-Restaurants	1.6
Industrial Gases	1.6
Medical Products	1.5
Theaters	1.4
Computers	1.3
Transport-Rail	1.3
Building Products-Cement	1.3
Commercial Services	1.0
Medical-Biomedical/Gene	1.0
Industrial Automated/Robotic	0.1

102.1%

*	Calculated as a percentage of net assets

160

SunAmerica Series Trust SA Janus Focused Growth Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019

Security Description	Shares	Value (Note 2)
COMMON STOCKS — 98.0%
Aerospace/Defense — 3.5%
Boeing Co.	33,296	$12,839,603

Aerospace/Defense-Equipment — 2.4%
Harris Corp.	58,777	9,003,461

Applications Software — 12.4%
Intuit, Inc.	24,358	5,256,944
Microsoft Corp.	232,731	24,304,098
salesforce.com, Inc.†	108,750	16,526,737

		46,087,779

Athletic Footwear — 1.8%
NIKE, Inc., Class B	80,792	6,615,249

Building Products-Cement — 1.3%
Vulcan Materials Co.	46,143	4,690,436

Coatings/Paint — 2.3%
Sherwin-Williams Co.	20,486	8,635,259

Commercial Services — 1.0%
CoStar Group, Inc.†	9,881	3,860,902

Commercial Services-Finance — 2.2%
PayPal Holdings, Inc.†	93,448	8,294,444

Computers — 1.3%
Apple, Inc.	30,066	5,004,185

Diversified Banking Institutions — 3.2%
Bank of America Corp.	412,863	11,754,210

E-Commerce/Products — 5.0%
Amazon.com, Inc.†	10,787	18,539,940

Electronic Components-Semiconductors — 4.3%
NVIDIA Corp.	44,209	6,355,044
Texas Instruments, Inc.	97,378	9,804,017

		16,159,061

Electronic Forms — 1.9%
Adobe, Inc.†	27,889	6,911,452

Finance-Credit Card — 6.5%
Mastercard, Inc., Class A	101,105	21,346,299
Pagseguro Digital, Ltd., Class A†	123,614	2,666,354

		24,012,653

Finance-Investment Banker/Broker — 2.2%
Charles Schwab Corp.	178,105	8,329,971

Finance-Other Services — 3.2%
Intercontinental Exchange, Inc.	154,689	11,873,928

Industrial Automated/Robotic — 0.1%
Cognex Corp.	7,597	345,663

Industrial Gases — 1.6%
Air Products & Chemicals, Inc.	35,406	5,820,392

Internet Content-Entertainment — 4.7%
Facebook, Inc., Class A†	55,248	9,209,289
Netflix, Inc.†	24,896	8,452,192

		17,661,481

Medical Instruments — 7.0%
Boston Scientific Corp.†	267,290	10,197,114
Edwards Lifesciences Corp.†	36,462	6,213,854
Intuitive Surgical, Inc.†	18,600	9,739,704

		26,150,672

Security Description	Shares/ Principal Amount	Value (Note 2)
Medical Products — 1.5%
Abbott Laboratories	77,759	$5,674,852

Medical-Biomedical/Gene — 1.0%
Celgene Corp.†	42,097	3,723,901

Medical-Drugs — 6.2%
Allergan PLC	64,582	9,298,516
Merck & Co., Inc.	116,507	8,671,616
Zoetis, Inc.	57,598	4,962,644

		22,932,776

Medical-HMO — 2.4%
Humana, Inc.	28,488	8,802,507

Real Estate Investment Trusts — 3.2%
American Tower Corp.	69,169	11,955,170

Retail-Building Products — 2.5%
Home Depot, Inc.	49,701	9,121,625

Retail-Restaurants — 1.6%
Starbucks Corp.	90,087	6,138,528

Semiconductor Equipment — 1.9%
ASML Holding NV	40,028	7,006,101

Theaters — 1.4%
Live Nation Entertainment, Inc.†	100,631	5,384,765

Transport-Rail — 1.3%
Union Pacific Corp.	31,416	4,997,343

Web Portals/ISP — 7.1%
Alphabet, Inc., Class C†	23,674	26,428,943

Total Long-Term Investment Securities (cost $290,459,510)		364,757,252

SHORT-TERM INVESTMENT SECURITIES — 4.1%
Commercial Paper — 4.1%
Credit Agricole Corporate and Investment Bank 2.40% due 02/01/2019 (cost $15,000,000)	$15,000,000	14,999,008

TOTAL INVESTMENTS (cost $305,459,510)(1)	102.1%	379,756,260
Liabilities in excess of other assets	(2.1)	(7,660,157)

NET ASSETS	100.0%	$372,096,103

†	Non-income producing security
(1)	See Note 3 for cost of investments on a tax basis.

161

SunAmerica Series Trust SA Janus Focused Growth Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

The following is a summary of the inputs used to value the Portfolio’s net assets as of January 31, 2019 (see Note 2):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ASSETS:
Investments at Value:*
Common Stocks	$364,757,252	$—	$—	$364,757,252
Short-Term Investment Securities	—	14,999,008	—	14,999,008

Total Investments at Value	$364,757,252	$14,999,008	$—	$379,756,260

*	For a detailed presentation of investments, please refer to the Portfolio of Investments.

See Notes to Financial Statements

162

SunAmerica Series Trust SA JPMorgan Diversified Balanced Portfolio@

PORTFOLIO PROFILE — January 31, 2019 — (unaudited)

Industry Allocation*

Registered Investment Companies	18.2%
Diversified Financial Services	5.6
Federal National Mtg. Assoc.	5.2
Diversified Banking Institutions	4.5
United States Treasury Notes	3.5
Medical-Drugs	3.2
Federal Home Loan Mtg. Corp.	3.2
Electric-Integrated	2.0
Applications Software	1.6
United States Treasury Bonds	1.6
Oil Companies-Exploration & Production	1.5
Oil Companies-Integrated	1.5
Banks-Commercial	1.4
Web Portals/ISP	1.4
Aerospace/Defense	1.4
Medical-Biomedical/Gene	1.3
Medical-HMO	1.3
E-Commerce/Products	1.2
Government National Mtg. Assoc.	1.2
Cable/Satellite TV	1.2
Telephone-Integrated	1.2
Finance-Credit Card	1.2
Real Estate Investment Trusts	1.1
Auto-Cars/Light Trucks	1.0
Food-Misc./Diversified	1.0
Computers	0.9
U.S. Government Treasuries	0.9
Transport-Rail	0.9
Banks-Super Regional	0.9
Insurance-Life/Health	0.8
Electronic Components-Semiconductors	0.8
Brewery	0.7
Pharmacy Services	0.7
Oil Refining & Marketing	0.7
Beverages-Non-alcoholic	0.7
Semiconductor Equipment	0.6
Computer Services	0.6
Retail-Apparel/Shoe	0.5
Enterprise Software/Service	0.5
Tobacco	0.5
Semiconductor Components-Integrated Circuits	0.5
Diversified Manufacturing Operations	0.5
Retail-Auto Parts	0.5
Medical Instruments	0.5
Airlines	0.4
Insurance-Multi-line	0.4
Pipelines	0.4
Internet Content-Entertainment	0.4
Chemicals-Diversified	0.4
Cellular Telecom	0.4
Machinery-Construction & Mining	0.4
Insurance-Property/Casualty	0.4
Finance-Other Services	0.4
Beverages-Wine/Spirits	0.3
Building-Residential/Commercial	0.3
Apparel Manufacturers	0.3
Auto/Truck Parts & Equipment-Original	0.3
Cosmetics & Toiletries	0.3
Software Tools	0.3
Chemicals-Specialty	0.3
Investment Management/Advisor Services	0.3

Broadcast Services/Program	0.3%
Medical-Hospitals	0.3
E-Commerce/Services	0.3
Rental Auto/Equipment	0.3
Containers-Metal/Glass	0.3
Aerospace/Defense-Equipment	0.2
Cruise Lines	0.2
Municipal Bonds & Notes	0.2
Commercial Services-Finance	0.2
Insurance-Reinsurance	0.2
Independent Power Producers	0.2
Metal-Diversified	0.2
Diversified Minerals	0.2
Industrial Gases	0.2
Building Products-Cement	0.2
Food-Retail	0.2
Transport-Services	0.2
Instruments-Controls	0.2
Real Estate Operations & Development	0.2
Electric-Generation	0.2
Coatings/Paint	0.2
Networking Products	0.2
Building Products-Air & Heating	0.2
Audio/Video Products	0.2
Electric-Distribution	0.2
Hotels/Motels	0.1
Power Converter/Supply Equipment	0.1
Finance-Auto Loans	0.1
Retail-Drug Store	0.1
Agricultural Chemicals	0.1
Television	0.1
Finance-Consumer Loans	0.1
Distribution/Wholesale	0.1
Toys	0.1
Human Resources	0.1
Private Equity	0.1
Retail-Jewelry	0.1
Rubber-Tires	0.1
Food-Catering	0.1
Vitamins & Nutrition Products	0.1
Import/Export	0.1
Regional Authority	0.1
Computers-Memory Devices	0.1
Real Estate Management/Services	0.1
Retail-Regional Department Stores	0.1
Retail-Restaurants	0.1
Coal	0.1
Electric Products-Misc.	0.1
Diversified Operations	0.1
Soap & Cleaning Preparation	0.1
Tools-Hand Held	0.1
Miscellaneous Manufacturing	0.1
Entertainment Software	0.1
Athletic Footwear	0.1
Internet Security	0.1
Drug Delivery Systems	0.1
Machine Tools & Related Products	0.1
Steel-Producers	0.1
Insurance Brokers	0.1
Oil-Field Services	0.1
Medical-Wholesale Drug Distribution	0.1

163

SunAmerica Series Trust SA JPMorgan Diversified Balanced Portfolio@

PORTFOLIO PROFILE — January 31, 2019 — (unaudited) — (continued)

Industry Allocation* (continued)

Sovereign	0.1%
Building Societies	0.1
Medical Information Systems	0.1
Metal-Copper	0.1
Retail-Major Department Stores	0.1
Computers-Integrated Systems	0.1
Steel-Specialty	0.1
Agricultural Operations	0.1
Finance-Leasing Companies	0.1
Casino Hotels	0.1
Data Processing/Management	0.1
Batteries/Battery Systems	0.1
Advertising Sales	0.1
Poultry	0.1
Electric-Transmission	0.1
Radio	0.1
Internet Connectivity Services	0.1
Telecommunication Equipment	0.1
Retail-Consumer Electronics	0.1
Machinery-Farming	0.1
Banks-Fiduciary	0.1
Consumer Products-Misc.	0.1
Federal Home Loan Bank	0.1

97.5%

@	See Note 1
*	Calculated as a percentage of net assets

164

SunAmerica Series Trust SA JPMorgan Diversified Balanced Portfolio@

PORTFOLIO OF INVESTMENTS — January 31, 2019

Security Description	Shares	Value (Note 2)
COMMON STOCKS — 46.4%
Advertising Agencies — 0.0%
Omnicom Group, Inc.	650	$50,622

Advertising Sales — 0.1%
JCDecaux SA	5,319	157,943

Aerospace/Defense — 1.3%
Boeing Co.	2,730	1,052,742
General Dynamics Corp.	5,890	1,008,191
Northrop Grumman Corp.	3,132	863,023
TransDigm Group, Inc.†	850	332,350

		3,256,306

Aerospace/Defense-Equipment — 0.1%
Airbus SE	3,338	384,023

Agricultural Chemicals — 0.1%
CF Industries Holdings, Inc.	6,030	263,210

Agricultural Operations — 0.1%
Archer-Daniels-Midland Co.	3,960	177,804

Airlines — 0.4%
Japan Airlines Co., Ltd.	4,700	171,131
Ryanair Holdings PLC ADR†	3,437	244,027
Spirit Airlines, Inc.†	1,230	72,349
United Continental Holdings, Inc.†	6,360	555,037

		1,042,544

Apparel Manufacturers — 0.3%
Burberry Group PLC	10,271	243,073
Hanesbrands, Inc.	12,940	193,971
PVH Corp.	4,045	441,350

		878,394

Applications Software — 1.5%
Microsoft Corp.	29,839	3,116,087
salesforce.com, Inc.†	5,955	904,981

		4,021,068

Athletic Footwear — 0.1%
adidas AG	1,040	247,240

Audio/Video Products — 0.2%
Panasonic Corp.	22,700	221,679
Sony Corp.	3,400	171,011

		392,690

Auto-Cars/Light Trucks — 0.8%
Daimler AG	7,805	461,501
General Motors Co.	8,450	329,719
Honda Motor Co., Ltd.	14,200	423,797
Renault SA	4,483	318,052
Toyota Motor Corp.	10,800	663,651

		2,196,720

Auto/Truck Parts & Equipment-Original — 0.3%
Allison Transmission Holdings, Inc.	6,010	292,507
NGK Spark Plug Co., Ltd.	9,700	208,354
Sumitomo Electric Industries, Ltd.	12,600	178,994

		679,855

Banks-Commercial — 1.2%
Australia & New Zealand Banking Group, Ltd.	23,935	436,455
Bankia SA	66,599	193,867
Commonwealth Bank of Australia	1,474	75,052
DBS Group Holdings, Ltd.	21,500	382,616

Security Description	Shares	Value (Note 2)
Banks-Commercial (continued)
Erste Group Bank AG	7,536	$262,476
ING Groep NV	25,634	303,572
M&T Bank Corp.	340	55,943
National Australia Bank, Ltd.	2,201	38,245
Regions Financial Corp.	17,240	261,531
Standard Chartered PLC	45,501	366,902
SVB Financial Group†	1,792	418,217
Svenska Handelsbanken AB, Class A	30,446	330,637
United Overseas Bank, Ltd.	2,000	37,483
Westpac Banking Corp.	3,854	68,911

		3,231,907

Banks-Super Regional — 0.6%
Huntington Bancshares, Inc.	31,755	420,436
KeyCorp	29,798	490,773
SunTrust Banks, Inc.	11,026	655,165

		1,566,374

Batteries/Battery Systems — 0.1%
Energizer Holdings, Inc.	3,550	168,270

Beverages-Non-alcoholic — 0.6%
Coca-Cola Co.	21,377	1,028,875
PepsiCo, Inc.	4,180	470,961

		1,499,836

Beverages-Wine/Spirits — 0.3%
Constellation Brands, Inc., Class A	2,297	398,897
Diageo PLC	1,429	54,490
Pernod Ricard SA	2,641	438,669

		892,056

Brewery — 0.4%
Anheuser-Busch InBev SA	6,927	528,912
Asahi Group Holdings, Ltd.	3,700	154,528
Heineken NV	1,611	144,801
Molson Coors Brewing Co., Class B	4,650	309,737

		1,137,978

Broadcast Services/Program — 0.1%
Discovery, Inc., Class A†	447	12,686
Discovery, Inc., Class C†	10,260	273,429

		286,115

Building Products-Air & Heating — 0.2%
Daikin Industries, Ltd.	3,700	399,946

Building Products-Cement — 0.2%
CRH PLC	3,652	105,151
LafargeHolcim, Ltd.	7,346	345,524

		450,675

Building-Heavy Construction — 0.0%
Vinci SA	953	84,016

Building-Residential/Commercial — 0.3%
Barratt Developments PLC	29,110	205,675
Lennar Corp., Class A	7,521	356,646
PulteGroup, Inc.	5,360	149,062
Taylor Wimpey PLC	79,451	172,270

		883,653

Cable/Satellite TV — 0.5%
Charter Communications, Inc., Class A†	1,918	634,954
Comcast Corp., Class A	18,550	678,374

165

SunAmerica Series Trust SA JPMorgan Diversified Balanced Portfolio@

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Shares	Value (Note 2)
COMMON STOCKS (continued)
Cable/Satellite TV (continued)
DISH Network Corp., Class A†	3,639	$111,608

		1,424,936

Cellular Telecom — 0.2%
Vodafone Group PLC	220,258	401,201

Chemicals-Diversified — 0.3%
BASF SE	1,181	86,283
Eastman Chemical Co.	6,797	547,974
Huntsman Corp.	8,113	178,243

		812,500

Chemicals-Specialty — 0.3%
Brenntag AG	5,269	248,815
Daicel Corp.	23,200	243,050
Toray Industries, Inc.	28,100	208,252

		700,117

Coal — 0.1%
Peabody Energy Corp.	7,710	275,247

Coatings/Paint — 0.1%
Akzo Nobel NV	3,426	296,104

Commercial Services-Finance — 0.2%
H&R Block, Inc.	11,170	263,500
Sabre Corp.	12,910	296,672

		560,172

Computer Services — 0.6%
Accenture PLC, Class A	4,005	614,968
Capgemini SE	2,095	232,197
DXC Technology Co.	4,984	319,574
International Business Machines Corp.	2,200	295,724
Nomura Research Institute, Ltd.	3,100	126,445

		1,588,908

Computers — 0.8%
Apple, Inc.	10,242	1,704,678
HP, Inc.	18,030	397,201

		2,101,879

Computers-Integrated Systems — 0.1%
Otsuka Corp.	5,800	187,800

Computers-Memory Devices — 0.1%
NetApp, Inc.	3,960	252,529
Western Digital Corp.	980	44,090

		296,619

Containers-Metal/Glass — 0.2%
Crown Holdings, Inc.†	8,470	431,970

Cosmetics & Toiletries — 0.3%
Kao Corp.	5,100	359,405
Unilever NV CVA	8,640	461,578

		820,983

Cruise Lines — 0.2%
Royal Caribbean Cruises, Ltd.	4,984	598,329

Distribution/Wholesale — 0.1%
Ferguson PLC	4,903	328,009

Diversified Banking Institutions — 2.2%
Banco Santander SA	42,750	202,465
Bank of America Corp.	50,901	1,449,151

Security Description	Shares	Value (Note 2)
Diversified Banking Institutions (continued)
BNP Paribas SA	8,999	$422,911
Citigroup, Inc.	15,530	1,001,064
Credit Suisse Group AG	22,491	272,592
Deutsche Bank AG	5,911	52,390
HSBC Holdings PLC	46,791	392,575
Lloyds Banking Group PLC	219,656	167,186
Macquarie Group, Ltd.	374	31,748
Mitsubishi UFJ Financial Group, Inc.	74,400	400,343
Morgan Stanley	18,479	781,662
Sumitomo Mitsui Financial Group, Inc.	9,700	360,659
UBS Group AG	17,311	224,373
UniCredit SpA	2,299	26,572

		5,785,691

Diversified Manufacturing Operations — 0.3%
Eaton Corp. PLC	4,625	352,656
Siemens AG	1,555	170,488
Wartsila Oyj Abp	11,741	191,092

		714,236

Diversified Minerals — 0.2%
BHP Group, Ltd.	21,370	544,230

Diversified Operations — 0.1%
CK Hutchison Holdings, Ltd.	25,500	259,124

Drug Delivery Systems — 0.1%
DexCom, Inc.†	1,630	229,879

E-Commerce/Products — 1.2%
Amazon.com, Inc.†	1,397	2,401,066
eBay, Inc.†	22,450	755,442

		3,156,508

E-Commerce/Services — 0.3%
Booking Holdings, Inc.†	230	421,546
Expedia Group, Inc.	2,400	286,200

		707,746

Electric Products-Misc. — 0.1%
Mabuchi Motor Co., Ltd.	7,600	266,198

Electric-Generation — 0.0%
Electric Power Development Co., Ltd.	2,600	64,910

Electric-Integrated — 1.3%
AES Corp.	14,710	241,097
Enel SpA	93,298	562,634
Exelon Corp.	8,660	413,602
Iberdrola SA	70,703	583,091
Iberdrola SA†(10)	1,754	14,452
NextEra Energy, Inc.	5,179	926,937
RWE AG	9,070	224,399
Xcel Energy, Inc.	8,029	420,398

		3,386,610

Electronic Components-Semiconductors — 0.7%
Advanced Micro Devices, Inc.†	10,023	244,661
Infineon Technologies AG	11,822	262,708
Micron Technology, Inc.†	1,660	63,445
NVIDIA Corp.	4,084	587,075
Texas Instruments, Inc.	5,534	557,163

		1,715,052

Electronics-Military — 0.0%
Thales SA	1,050	116,424

166

SunAmerica Series Trust SA JPMorgan Diversified Balanced Portfolio@

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Shares	Value (Note 2)
COMMON STOCKS (continued)
Enterprise Software/Service — 0.4%
Oracle Corp.	6,870	$345,080
SAP SE	6,301	650,817

		995,897

Entertainment Software — 0.1%
Electronic Arts, Inc.†	2,710	249,970

Finance-Auto Loans — 0.1%
Credit Acceptance Corp.†	766	304,883

Finance-Consumer Loans — 0.1%
Synchrony Financial	11,340	340,654

Finance-Credit Card — 1.1%
American Express Co.	6,440	661,388
Capital One Financial Corp.	5,070	408,591
Discover Financial Services	550	37,120
Mastercard, Inc., Class A	4,896	1,033,693
Visa, Inc., Class A	5,429	732,969

		2,873,761

Finance-Other Services — 0.3%
Deutsche Boerse AG	1,997	265,779
Hong Kong Exchanges & Clearing, Ltd.	12,300	382,872

		648,651

Food-Catering — 0.1%
Sodexo SA	2,430	253,249

Food-Misc./Diversified — 0.9%
Chr. Hansen Holding A/S	1,610	152,668
General Mills, Inc.	3,122	138,742
Mondelez International, Inc., Class A	12,540	580,100
Nestle SA	12,343	1,075,081
Post Holdings, Inc.†	2,830	262,680

		2,209,271

Food-Retail — 0.2%
Seven & i Holdings Co., Ltd.	9,600	417,864

Gas-Distribution — 0.0%
Tokyo Gas Co., Ltd.	4,800	125,997

Gold Mining — 0.0%
Newmont Mining Corp.	1,200	40,932

Hotels/Motels — 0.1%
InterContinental Hotels Group PLC	4,349	247,876
Whitbread PLC	1,842	118,154

		366,030

Human Resources — 0.1%
ManpowerGroup, Inc.	2,220	175,447
Persol Holdings Co., Ltd.	7,700	136,773

		312,220

Import/Export — 0.1%
Mitsubishi Corp.	10,300	300,941

Independent Power Producers — 0.2%
NRG Energy, Inc.	7,770	317,870
Vistra Energy Corp.†	9,180	230,510

		548,380

Industrial Automated/Robotic — 0.0%
Keyence Corp.	200	102,748

Security Description	Shares	Value (Note 2)
Industrial Gases — 0.2%
Air Liquide SA	4,467	$542,642

Instruments-Controls — 0.2%
Honeywell International, Inc.	3,148	452,147

Insurance Brokers — 0.1%
Arthur J. Gallagher & Co.	2,924	218,452

Insurance-Life/Health — 0.7%
AIA Group, Ltd.	58,400	524,820
Aviva PLC	42,776	232,590
Lincoln National Corp.	4,680	273,733
Prudential PLC	22,091	431,006
T&D Holdings, Inc.	21,700	268,413

		1,730,562

Insurance-Multi-line — 0.4%
Allianz SE	335	70,904
Allstate Corp.	2,780	244,279
Assicurazioni Generali SpA	15,014	262,974
AXA SA	8,336	193,439
Hartford Financial Services Group, Inc.	4,631	217,286
Zurich Insurance Group AG	308	96,746

		1,085,628

Insurance-Property/Casualty — 0.4%
First American Financial Corp.	640	32,051
Progressive Corp.	1,770	119,103
Tokio Marine Holdings, Inc.	6,000	292,920
Travelers Cos., Inc.	3,840	482,074

		926,148

Insurance-Reinsurance — 0.2%
Everest Re Group, Ltd.	1,050	230,002
Swiss Re AG	3,343	320,662

		550,664

Internet Content-Entertainment — 0.4%
Netflix, Inc.†	2,268	769,986
Twitter, Inc.†	8,390	281,568

		1,051,554

Internet Security — 0.1%
Palo Alto Networks, Inc.†	1,130	242,747

Investment Management/Advisor Services — 0.2%
Ameriprise Financial, Inc.	3,828	484,625

Lighting Products & Systems — 0.0%
Universal Display Corp.	857	88,982

Machine Tools & Related Products — 0.1%
DMG Mori Seiki Co., Ltd.	16,800	227,069

Machinery-Construction & Mining — 0.4%
Caterpillar, Inc.	7,194	957,953

Machinery-Electrical — 0.0%
Hitachi, Ltd.	3,800	119,270

Machinery-Farming — 0.1%
Deere & Co.	780	127,920

Medical Instruments — 0.5%
Boston Scientific Corp.†	18,024	687,616
Intuitive Surgical, Inc.†	848	444,047
Olympus Corp.	1,400	57,681

		1,189,344

167

SunAmerica Series Trust SA JPMorgan Diversified Balanced Portfolio@

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Shares	Value (Note 2)
COMMON STOCKS (continued)
Medical Products — 0.0%
Koninklijke Philips NV	2,995	$117,881

Medical-Biomedical/Gene — 1.2%
Alexion Pharmaceuticals, Inc.†	1,442	177,308
Amgen, Inc.	4,827	903,180
Biogen, Inc.†	983	328,106
Celgene Corp.†	2,490	220,265
CSL, Ltd.	1,240	176,183
Gilead Sciences, Inc.	10,200	714,102
Regeneron Pharmaceuticals, Inc.†	450	193,172
Vertex Pharmaceuticals, Inc.†	1,994	380,675

		3,092,991

Medical-Drugs — 3.0%
AbbVie, Inc.	3,830	307,511
Allergan PLC	1,140	164,137
AstraZeneca PLC	2,081	150,753
Bayer AG	3,076	233,044
Eli Lilly & Co.	1,420	170,201
GlaxoSmithKline PLC	24,028	466,787
Jazz Pharmaceuticals PLC†	2,210	278,217
Johnson & Johnson	5,825	775,191
Kyowa Hakko Kirin Co., Ltd.	5,700	108,887
Merck & Co., Inc.	9,267	689,743
Nektar Therapeutics†	2,301	97,424
Novartis AG	7,492	653,855
Novo Nordisk A/S, Class B	11,269	528,492
Otsuka Holdings Co., Ltd.	7,300	299,541
Pfizer, Inc.	31,746	1,347,618
Roche Holding AG	3,351	890,103
Sanofi	6,950	603,929

		7,765,433

Medical-Generic Drugs — 0.0%
Teva Pharmaceutical Industries, Ltd. ADR†	5,842	115,964

Medical-HMO — 1.2%
Anthem, Inc.	2,980	902,940
Centene Corp.†	1,640	214,135
Humana, Inc.	2,610	806,464
UnitedHealth Group, Inc.	3,544	957,589
WellCare Health Plans, Inc.†	749	207,083

		3,088,211

Medical-Hospitals — 0.1%
Tenet Healthcare Corp.†	7,140	157,009

Medical-Wholesale Drug Distribution — 0.1%
McKesson Corp.	1,670	214,178

Metal-Copper — 0.1%
Freeport-McMoRan, Inc.	17,170	199,859

Metal-Diversified — 0.2%
Rio Tinto PLC	1,712	94,685
Rio Tinto, Ltd.	7,154	453,638

		548,323

Miscellaneous Manufacturing — 0.1%
Alstom SA	6,249	252,041

Networking Products — 0.2%
Cisco Systems, Inc.	8,900	420,881

Oil Companies-Exploration & Production — 1.3%
Concho Resources, Inc.†	2,168	259,813

Security Description	Shares	Value (Note 2)
Oil Companies-Exploration & Production (continued)
ConocoPhillips	11,090	$750,682
Diamondback Energy, Inc.	3,646	375,976
EOG Resources, Inc.	5,372	532,902
Lundin Petroleum AB	6,714	214,528
Occidental Petroleum Corp.	3,939	263,046
Parsley Energy, Inc., Class A†	11,966	222,328
Pioneer Natural Resources Co.	4,515	642,575

		3,261,850

Oil Companies-Integrated — 1.0%
BP PLC	84,779	577,773
Chevron Corp.	2,120	243,058
Royal Dutch Shell PLC, Class A	16,296	505,463
Royal Dutch Shell PLC, Class B	15,649	486,792
TOTAL SA	12,360	678,227

		2,491,313

Oil Refining & Marketing — 0.6%
CVR Energy, Inc.	1,410	56,612
HollyFrontier Corp.	4,170	234,938
Marathon Petroleum Corp.	10,255	679,496
PBF Energy, Inc., Class A	5,270	192,987
Valero Energy Corp.	5,750	504,965

		1,668,998

Pharmacy Services — 0.5%
Cigna Corp.	4,365	872,171
CVS Health Corp.	5,662	371,144

		1,243,315

Poultry — 0.1%
Pilgrim’s Pride Corp.†	7,180	145,467

Power Converter/Supply Equipment — 0.1%
Schneider Electric SE	5,279	376,099

Private Equity — 0.1%
3i Group PLC	27,649	308,679

Real Estate Investment Trusts — 0.9%
American Tower Corp.	860	148,642
Dexus	26,466	221,247
Equinix, Inc.	590	232,460
Goodman Group	24,452	207,454
Medical Properties Trust, Inc.	17,950	326,690
Prologis, Inc.	12,114	837,804
Ryman Hospitality Properties, Inc.	880	70,708
Unibail-Rodamco-Westfield (Euronext Paris)†(10)	477	85,773
Unibail-Rodamco-Westfield (Euronext Amsterdam)	276	49,777
Vornado Realty Trust	2,108	147,370

		2,327,925

Real Estate Management/Services — 0.1%
CBRE Group, Inc., Class A†	6,350	290,513

Real Estate Operations & Development — 0.2%
CK Asset Holdings, Ltd.	25,500	216,318
Mitsui Fudosan Co., Ltd.	9,700	235,086

		451,404

Rental Auto/Equipment — 0.1%
United Rentals, Inc.†	2,080	260,541

Retail-Apparel/Shoe — 0.5%
Industria de Diseno Textil SA	14,078	392,664

168

SunAmerica Series Trust SA JPMorgan Diversified Balanced Portfolio@

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Shares	Value (Note 2)
COMMON STOCKS (continued)
Retail-Apparel/Shoe (continued)
Ross Stores, Inc.	6,218	$572,802
Tapestry, Inc.	3,010	116,517
Urban Outfitters, Inc.†	7,540	243,542

		1,325,525

Retail-Auto Parts — 0.5%
AutoZone, Inc.†	968	820,225
O’Reilly Automotive, Inc.†	1,282	441,854

		1,262,079

Retail-Consumer Electronics — 0.1%
Dixons Carphone PLC	70,831	128,269

Retail-Drug Store — 0.1%
Walgreens Boots Alliance, Inc.	4,990	360,577

Retail-Jewelry — 0.1%
Cie Financiere Richemont SA	4,465	308,048

Retail-Major Department Stores — 0.1%
Marui Group Co., Ltd.	9,400	190,439

Retail-Regional Department Stores — 0.1%
Kohl’s Corp.	4,150	285,064

Retail-Restaurants — 0.1%
Dunkin’ Brands Group, Inc.	3,940	269,457

Rubber-Tires — 0.1%
Bridgestone Corp.	8,000	307,705

Semiconductor Components-Integrated Circuits — 0.5%
Analog Devices, Inc.	4,974	491,730
NXP Semiconductors NV	230	20,017
QUALCOMM, Inc.	2,610	129,247
Renesas Electronics Corp.†	39,300	225,551
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	11,573	435,376

		1,301,921

Semiconductor Equipment — 0.6%
Applied Materials, Inc.	18,660	729,233
ASML Holding NV	2,249	395,984
KLA-Tencor Corp.	2,130	226,994
Lam Research Corp.	1,720	291,677

		1,643,888

Soap & Cleaning Preparation — 0.1%
Henkel AG & Co. KGaA (Preference Shares)	2,633	255,871

Software Tools — 0.3%
VMware, Inc., Class A	5,040	761,393

Steel-Producers — 0.1%
ArcelorMittal	9,628	223,525

Steel-Specialty — 0.1%
Outokumpu Oyj	42,450	182,080

Telephone-Integrated — 1.0%
AT&T, Inc.	32,197	967,842
Deutsche Telekom AG	21,757	353,432
Nippon Telegraph & Telephone Corp.	8,400	360,535
Orange SA	5,157	80,163
Telecom Italia SpA†	213,562	118,576
Telefonica SA	10,637	91,338
Verizon Communications, Inc.	11,656	641,779

		2,613,665

Security Description	Shares/ Principal Amount	Value (Note 2)
Television — 0.1%
AMC Networks, Inc., Class A†	1,250	$78,675
ITV PLC	128,703	218,469

		297,144

Tobacco — 0.3%
British American Tobacco PLC	13,907	490,673
Japan Tobacco, Inc.	9,700	244,982

		735,655

Tools-Hand Held — 0.1%
Stanley Black & Decker, Inc.	2,001	253,006

Toys — 0.1%
Nintendo Co., Ltd.	900	279,719

Transport-Rail — 0.8%
Central Japan Railway Co.	1,200	258,982
CSX Corp.	1,800	118,260
Norfolk Southern Corp.	6,804	1,141,303
Tokyu Corp.	18,800	321,152
West Japan Railway Co.	2,000	145,649

		1,985,346

Transport-Services — 0.2%
Cargotec Corp., Class B	3,281	109,695
Deutsche Post AG	8,709	256,791
Expeditors International of Washington, Inc.	290	20,097
Yamato Holdings Co., Ltd.	3,900	103,839

		490,422

Vitamins & Nutrition Products — 0.1%
Herbalife Nutrition, Ltd.†	5,080	303,276

Web Portals/ISP — 1.4%
Alphabet, Inc., Class A†	2,132	2,400,397
Alphabet, Inc., Class C†	1,200	1,339,644

		3,740,041

Wireless Equipment — 0.0%
Nokia Oyj	17,552	110,640

Total Common Stocks (cost $123,133,348)		120,621,412

REGISTERED INVESTMENT COMPANIES — 9.6%
JPMorgan Emerging Markets Strategic Debt Fund, Class R6	661,141	5,203,177
JPMorgan Emerging Markets Equity Fund, Class R6	63,867	1,758,906
JPMorgan High Yield Fund, Class R6	1,807,647	12,798,144
JPMorgan Floating Rate Income Fund, Class R6	566,998	5,182,363

Total Registered Investment Companies (cost $25,432,631)		24,942,590

PREFERRED SECURITIES/CAPITAL SECURITIES — 0.2%
Diversified Banking Institutions — 0.2%
Credit Suisse Group AG 7.50% due 12/11/2023*(1)	$200,000	212,140
Goldman Sachs Group, Inc. Series P 5.00% due 11/10/2022(1)	140,000	128,975
HSBC Holdings PLC 6.38% due 03/30/2025(1)	200,000	200,750

Total Preferred Securities/Capital Securities (cost $570,352)		541,865

169

SunAmerica Series Trust SA JPMorgan Diversified Balanced Portfolio@

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Principal Amount	Value (Note 2)
ASSET BACKED SECURITIES — 5.4%
Diversified Financial Services — 5.4%
Alternative Loan Trust FRS Series 2006-OA9, Class 1A1 2.71% (1 ML+0.20%) due 07/20/2046(2)	$172,129	$133,161
American Credit Acceptance Receivables Trust Series 2018-3, Class D 4.14% due 10/15/2024*	51,000	51,257
Angel Oak Mtg. Trust I LLC VRS Series 2018-3, Class A1 3.65% due 09/25/2048*(2)(3)	197,305	197,506
Angel Oak Mtg. Trust I LLC VRS Series 2018-2, Class A1 3.67% due 07/27/2048*(2)(3)	323,292	323,277
Arroyo Mtg. Trust VRS Series 2018-1, Class A1 3.76% due 04/25/2048*(2)(3)	229,430	229,285
BAMLL Commercial Mtg. Securities Trust VRS Series 2018-PARK, Class A 4.09% due 08/10/2038*(3)(4)	100,000	104,271
BANK Series 2017-BNK9, Class A4 3.54% due 11/15/2054(4)	185,000	185,304
BBCMS Mtg. Trust FRS Series 2018-TALL, Class A 3.23% (1 ML+0.72%) due 03/15/2037*(4)	405,000	397,893
BBCMS Trust FRS Series 2018-CBM, Class A 3.51% (1 ML+1.00%) due 07/15/2037*(4)	70,000	69,364
BBCMS Trust Series 2018-C2, Class A5 4.31% due 12/15/2051(4)	270,000	285,707
Blackstone Mtg. Trust, Inc. FRS Series 2017-FL1, Class A 3.38% (1 ML+0.87%) due 06/15/2035*(4)	310,000	306,753
Braemar Hotels & Resorts Trust FRS Series 2018-PRME, Class A 3.33% (1 ML+0.82%) due 06/15/2035*(4)	130,000	129,071
BX Commercial Mtg. Trust FRS Series 2018-BIOA, Class A 3.18% (1 ML+0.67%) due 03/15/2037*(4)	270,000	266,108
BX Trust FRS Series 2018-MCSF, Class A 3.09% (1 ML+0.58%) due 04/15/2035*(4)	255,000	248,927
BX Trust FRS Series 2018-MCSF, Class B 3.31% (1 ML+0.81%) due 04/15/2035*(4)	110,000	106,899
BX Trust FRS Series 2018-EXCL, Class A 3.60% (1 ML+1.09%) due 09/15/2037*(4)	188,737	187,495
BXP Trust Series 2017-GM, Class A 3.38% due 06/13/2039*(4)	120,000	118,853
BXP Trust VRS Series 2017-GM, Class B 3.42% due 06/13/2039*(3)(4)	260,000	254,545

Security Description	Principal Amount	Value (Note 2)
Diversified Financial Services (continued)
Capital Automotive REIT Series 2017-1A, Class A1 3.87% due 04/15/2047*	$108,075	$108,032
CarFinance Capital Auto Trust Series 2014-2A, Class C 3.24% due 11/16/2020*	65,318	65,308
CGDBB Commercial Mtg. Trust FRS Series 2017-BIOC, Class A 3.30% (1 ML+0.79%) due 07/15/2032*(4)	300,000	298,306
CGDBB Commercial Mtg. Trust FRS Series 2017-BIOC, Class B 3.48% (1 ML+0.97%) due 07/15/2032*(4)	281,000	279,073
Citigroup Commercial Mtg. Trust Series 2013-GC11, Class AS 3.42% due 04/10/2046(4)	90,000	90,098
Citigroup Commercial Mtg. Trust Series 2018-B2, Class A4 4.01% due 03/10/2051(4)	275,000	284,573
Citigroup Commercial Mtg. Trust Series 2018-C5, Class A4 4.23% due 06/10/2051(4)	205,000	215,710
Citigroup Mtg. Loan Trust, Inc. FRS Series 2003-HE3, Class A 3.27% (1 ML+0.76%) due 12/25/2033	14,754	14,751
Citigroup Mtg. Loan Trust, Inc. Series 2007-12, Class 2A1 6.50% due 10/25/2036*(2)	115,971	90,641
CitiMortgage Alternative Loan Trust Series 2007-A1, Class 1A7 6.00% due 01/25/2037(2)	92,492	87,911
Cold Storage Pass-Through Certs. Trust FRS Series 2017-ICE3, Class A 3.51% (1 ML+1.00%) due 04/15/2036*(4)	195,000	194,201
COMM Mtg. Trust Series 2016-667M, Class A 3.14% due 10/10/2036*(4)	100,000	97,067
COMM Mtg. Trust VRS Series 2014-CR 15, Class C 4.71% due 02/10/2047(3)(4)	100,000	103,696
Commonbond Student Loan Trust FRS Series 2018-AGS, Class A2 3.01% (1 ML+0.50%) due 02/25/2044*	166,573	163,795
Countrywide Alternative Loan Trust Series 2006-J5, Class 1A1 6.50% due 09/25/2036(2)	232,943	195,724
Countrywide Asset-Backed Certs. Trust FRS Series 2004-6, Class M1 3.41% (1 ML+0.90%) due 10/25/2034	61,090	60,315
Countrywide Home Loan Mtg. Pass-Through Trust Series 2005-21, Class A2 5.50% due 10/25/2035(2)	25,384	23,204
Credit Acceptance Auto Loan Trust Series 2018-3A, Class A 3.55% due 08/15/2027*	250,000	252,086

170

SunAmerica Series Trust SA JPMorgan Diversified Balanced Portfolio@

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Principal Amount	Value (Note 2)
ASSET BACKED SECURITIES (continued)
Diversified Financial Services (continued)
Credit Suisse First Boston Mtg. Securities Corp. VRS Series 2004-AR8, Class 2A1 4.28% due 09/25/2034(2)(3)	$11,150	$11,115
DBGS Mtg. Trust FRS Series 2018-BIOD, Class A 3.31% (1 ML+0.80%) due 05/15/2035*(4)	153,143	152,023
DBGS Mtg. Trust FRS Series 2018-BIOD, Class B 3.40% (1 ML+0.89%) due 05/15/2035*(4)	92,814	91,640
Deephaven Residential Mtg. Trust VRS Series 2018-3A, Class A1 3.79% due 08/25/2058*(2)(3)	97,229	97,526
Dell Equipment Finance Trust Series 2017-1, Class A3 2.14% due 04/22/2022*	71,111	70,911
DT Auto Owner Trust Series 2018-1A, Class B 3.04% due 01/18/2022*	140,000	139,748
Ellington Financial Mtg. Trust VRS Series 2018-1, Class A1FX 4.14% due 10/25/2058*(2)(3)	191,072	191,046
Exeter Automobile Receivables Trust Series 2018-1A, Class B 2.75% due 04/15/2022*	185,000	184,350
Exeter Automobile Receivables Trust Series 2018-1A, Class C 3.03% due 01/17/2023*	228,000	227,031
Exeter Automobile Receivables Trust Series 2018-2A, Class B 3.27% due 05/16/2022*	220,000	220,038
Exeter Automobile Receivables Trust Series 2018-3A, Class B 3.46% due 10/17/2022*	66,000	66,195
Exeter Automobile Receivables Trust Series 2018-2A, Class C 3.69% due 03/15/2023*	135,000	135,682
First Franklin Mtg. Loan Trust FRS Series 2004-FF4, Class M1 3.37% (1 ML+0.86%) due 06/25/2034	99,316	99,082
Ford Credit Auto Owner Trust Series 2019-1, Class A 3.52% due 07/15/2030*	230,000	231,114
Fremont Home Loan Trust FRS Series 2005-C, Class M1 3.23% (1 ML+0.72%) due 07/25/2035	36,910	36,926
GPMT, Inc. FRS Series 2018-FL1, Class A 3.40% (1 ML+0.90%) due 11/21/2035*(4)	360,000	358,033
GS Mtg. Securities Trust Series 2017-GPTX, Class A 2.86% due 05/10/2034*(4)	175,000	172,896
GS Mtg. Securities Trust VRS Series 2018-GS9, Class A4 3.99% due 03/10/2051(3)(4)	195,000	201,527

Security Description	Principal Amount	Value (Note 2)
Diversified Financial Services (continued)
GSAMP Trust FRS Series 2006-FM1, Class A2C 2.67% (1 ML+0.16%) due 04/25/2036	$218,881	$158,817
GSAMP Trust FRS Series 2005-SEA2, Class M1 3.03% (1 ML+0.52%) due 01/25/2045*	66,856	66,716
Homeward Opportunities Fund Trust VRS Series 2018-1, Class A1 3.77% due 06/25/2048*(2)(3)	85,856	86,001
Independence Plaza Trust Series 2018-INDP, Class A 3.76% due 07/10/2035*(4)	125,000	126,902
JPMorgan Chase Commercial Mtg. Securities Trust VRS Series 2013-C13, Class AS 3.99% due 01/15/2046(3)(4)	90,000	92,615
JPMorgan Chase Commercial Mtg. Securities Trust VRS Series 2004-CBX, Class C 5.07% due 01/12/2037(3)(4)	135,000	135,209
JPMorgan Mtg. Trust Series 2014-S1, Class 1A7 5.00% due 09/25/2034(2)	37,440	37,549
KREF, Ltd. FRS Series 2018-FL1, Class A 3.61% (1 ML+1.10%) due 06/15/2036*	100,000	99,000
LB-UBS Commercial Mtg. Trust VRS Series 2006-C6, Class AJ 5.45% due 09/15/2039(3)(4)	211,802	146,207
Lehman Mtg. Trust Series 2007-4, Class 4A1 6.00% due 05/25/2037(2)	14,526	14,463
Lendmark Funding Trust Series 2018-1A, Class A 3.81% due 12/21/2026*	170,000	169,895
Long Beach Mtg. Loan Trust FRS Series 2004-3, Class M1 3.37% (1 ML+0.86%) due 07/25/2034	56,572	56,135
LSTAR Commercial Mtg. Trust Series 2016-4, Class A1 1.82% due 03/10/2049*(4)	161,672	158,536
MAD Mtg. Trust VRS Series 2017-330M, Class A 3.29% due 08/15/2034*(3)(4)	137,000	135,579
MetLife Securitization Trust VRS Series 2017-1A, Class A 3.00% due 04/25/2055*(2)(3)	312,984	307,360
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C7, Class A4 2.92% due 02/15/2046(4)	55,000	54,423
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C9, Class AS 3.46% due 05/15/2046(4)	145,000	145,341
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C24, Class A4 3.73% due 05/15/2048(4)	100,000	102,322

171

SunAmerica Series Trust SA JPMorgan Diversified Balanced Portfolio@

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Principal Amount	Value (Note 2)
ASSET BACKED SECURITIES (continued)
Diversified Financial Services (continued)
Morgan Stanley Capital I Trust FRS Series 2018-SUN, Class B 3.71% (1 ML+1.20%) due 07/15/2035*(4)	$140,000	$138,596
Morgan Stanley Capital I Trust VRS Series 2016-BNK2, Class C 3.91% due 11/15/2049(3)(4)	95,000	92,325
Morgan Stanley Capital I Trust Series 2018-H4, Class A4 4.31% due 12/15/2051(4)	210,000	222,381
Morgan Stanley Capital I Trust Series 2018-MP, Class A 4.42% due 07/11/2040*(4)	230,000	241,712
New Residential Mtg. Loan Trust VRS Series 2018-NQM1, Class A1 3.99% due 11/25/2048*(2)(3)	230,839	232,592
One Market Plaza Trust Series 2017-1MKT, Class A 3.61% due 02/10/2032*(4)	330,000	334,253
OneMain Direct Auto Receivables Trust Series 2018-1A, Class B 3.71% due 04/14/2025*	132,000	133,254
Option One Mtg. Loan Trust FRS Series 2004-3, Class M2 3.48% (1 ML+0.86%) due 11/25/2034	25,558	25,413
Progress Residential Trust Series 2015-SFR2, Class A 2.74% due 06/12/2032*	151,374	149,488
Prosper Marketplace Issuance Trust Series 2018-1A, Class B 3.90% due 06/17/2024*	100,000	100,254
Renaissance Home Equity Loan Trust FRS Series 2005-2, Class AV3 2.88% (1 ML+0.37%) due 08/25/2035	172,354	164,166
SoFi Consumer Loan Program Trust Series 2018-2, Class A1 2.93% due 04/26/2027*	135,529	135,192
Starwood Mtg. Residential Trust VRS Series 2018-IMC1, Class A1 3.79% due 03/25/2048*(2)(3)	98,869	98,346
UBS Commercial Mtg. Trust VRS Series 2017-C4, Class C 4.45% due 10/15/2050(3)(4)	115,000	111,978
Verus Securitization Trust VRS Series 2018-2, Class A1 3.68% due 06/01/2058*(2)(3)	374,802	374,484
Wachovia Bank Commercial Mtg. Trust VRS Series 2007-C33, Class AJ 5.77% due 02/15/2051(3)(4)	194,549	169,259
Washington Mutual Mtg. Pass-Through Certs. Series 2006-5, Class 2CB1 6.00% due 07/25/2036(2)	63,894	51,531
Wells Fargo Commercial Mtg. Trust Series 2017-C41, Class A3 3.21% due 11/15/2050(4)	60,000	58,566
Wells Fargo Mtg. Backed Securities Trust VRS Series 2005-AR8, Class 1A1 4.68% due 06/25/2035(2)(3)	89,576	91,684

Security Description	Principal Amount	Value (Note 2)
Diversified Financial Services (continued)
Wells Fargo Mtg. Backed Securities Trust Series 2005-2, Class 2A1 4.75% due 04/25/2020(2)	$694	$697
Wells Fargo Mtg. Backed Securities Trust Series 2007-7, Class A1 6.00% due 06/25/2037(2)	33,877	33,479
WF-RBS Commercial Mtg. Trust Series 2013-C11, Class AS 3.31% due 03/15/2045(4)	130,000	129,162

Total Asset Backed Securities (cost $14,540,827)		14,088,932

U.S. CORPORATE BONDS & NOTES — 8.9%
Aerospace/Defense — 0.1%
Northrop Grumman Corp. Senior Notes 3.25% due 01/15/2028	60,000	58,058
Rockwell Collins, Inc. Senior Notes 3.20% due 03/15/2024	324,000	316,250

		374,308

Aerospace/Defense-Equipment — 0.1%
Harris Corp. Senior Notes 4.40% due 06/15/2028	80,000	82,670
L3 Technologies, Inc. Company Guar. Notes 3.85% due 12/15/2026	20,000	19,714
L3 Technologies, Inc. Company Guar. Notes 4.40% due 06/15/2028	90,000	92,280
United Technologies Corp. Senior Notes 3.95% due 08/16/2025	25,000	25,579

		220,243

Agricultural Chemicals — 0.0%
Mosaic Co. Senior Notes 4.05% due 11/15/2027	97,000	94,192

Airlines — 0.0%
United Airlines Pass-Through Trust Pass-Through Certs. Series 2018-1, Class AA 3.50% due 09/01/2031	100,000	96,882

Applications Software — 0.1%
Microsoft Corp. Senior Notes 2.40% due 08/08/2026	75,000	71,522
Microsoft Corp. Senior Notes 4.10% due 02/06/2037	125,000	131,715

		203,237

Auto-Cars/Light Trucks — 0.2%
General Motors Co. Senior Notes 5.00% due 04/01/2035	244,000	213,696
Volkswagen Group of America Finance LLC Company Guar. Notes 4.25% due 11/13/2023*	200,000	202,286

		415,982

172

SunAmerica Series Trust SA JPMorgan Diversified Balanced Portfolio@

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Principal Amount	Value (Note 2)
U.S. CORPORATE BONDS & NOTES (continued)
Auto/Truck Parts & Equipment-Original — 0.0%
American Axle & Manufacturing, Inc. Company Guar. Notes 6.25% due 04/01/2025	$70,000	$68,075
Dana, Inc. Senior Notes 5.50% due 12/15/2024	20,000	19,600

		87,675

Banks-Commercial — 0.0%
MUFG Americas Holdings Corp. Senior Notes 3.00% due 02/10/2025	36,000	34,762

Banks-Fiduciary — 0.1%
Bank of New York Mellon Corp. Senior Notes 2.66% due 05/16/2023	125,000	123,440

Banks-Super Regional — 0.3%
SunTrust Banks, Inc. Senior Notes 4.00% due 05/01/2025	175,000	178,391
Wells Fargo & Co. Senior Notes 3.07% due 01/24/2023	255,000	253,607
Wells Fargo & Co. Senior Notes 3.75% due 01/24/2024	140,000	142,443
Wells Fargo & Co. Sub. Notes 4.40% due 06/14/2046	75,000	73,280
Wells Fargo & Co. Sub. Notes 4.75% due 12/07/2046	45,000	46,136

		693,857

Beverages-Non-alcoholic — 0.1%
Dr Pepper Snapple Group, Inc. Company Guar. Notes 2.55% due 09/15/2026	205,000	182,735

Brewery — 0.3%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. Company Guar. Notes 3.65% due 02/01/2026*	395,000	388,089
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. Company Guar. Notes 4.70% due 02/01/2036*	100,000	96,095
Anheuser-Busch InBev Worldwide, Inc. Company Guar. Notes 4.15% due 01/23/2025	85,000	87,301
Anheuser-Busch InBev Worldwide, Inc. Company Guar. Notes 4.44% due 10/06/2048	35,000	30,999
Anheuser-Busch InBev Worldwide, Inc. Company Guar. Notes 4.75% due 01/23/2029	110,000	114,159

		716,643

Security Description	Principal Amount	Value (Note 2)
Broadcast Services/Program — 0.2%
Clear Channel Worldwide Holdings, Inc. Company Guar. Notes Class B 6.50% due 11/15/2022	$325,000	$332,312
Fox Corp. Company Guar. Notes 4.03% due 01/25/2024*	64,000	65,284
Nexstar Broadcasting, Inc. Company Guar. Notes 6.13% due 02/15/2022*	50,000	50,375

		447,971

Building & Construction Products-Misc. — 0.0%
American Woodmark Corp. Company Guar. Notes 4.88% due 03/15/2026*	50,000	46,375
Standard Industries, Inc. Senior Notes 4.75% due 01/15/2028*	35,000	31,685

		78,060

Building Products-Cement — 0.0%
Martin Marietta Materials, Inc. Senior Notes 4.25% due 12/15/2047	60,000	48,996

Cable/Satellite TV — 0.6%
CCO Holdings LLC/CCO Holdings Capital Corp. Senior Notes 5.13% due 05/01/2027*	45,000	43,480
CCO Holdings LLC/CCO Holdings Capital Corp. Senior Notes 5.75% due 02/15/2026*	130,000	131,950
CCO Holdings LLC/CCO Holdings Capital Corp. Senior Notes 5.88% due 04/01/2024*	185,000	189,669
Charter Communications Operating LLC/Charter Communications Operating Capital Senior Sec. Notes 4.91% due 07/23/2025	26,000	26,729
Charter Communications Operating LLC/Charter Communications Operating Capital Senior Sec. Notes 5.38% due 05/01/2047	14,000	13,321
Comcast Corp. Company Guar. Notes 2.35% due 01/15/2027	425,000	388,613
Comcast Corp. Company Guar. Notes 3.40% due 07/15/2046	130,000	111,009
Comcast Corp. Company Guar. Notes 3.60% due 03/01/2024	50,000	50,960
Cox Communications, Inc. Senior Notes 3.50% due 08/15/2027*	110,000	104,594
DISH DBS Corp. Company Guar. Notes 5.00% due 03/15/2023	255,000	221,850

173

SunAmerica Series Trust SA JPMorgan Diversified Balanced Portfolio@

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Principal Amount	Value (Note 2)
U.S. CORPORATE BONDS & NOTES (continued)
Cable/Satellite TV (continued)
DISH DBS Corp. Company Guar. Notes 5.88% due 11/15/2024	$70,000	$58,013
Time Warner Cable LLC Senior Sec. Notes 4.50% due 09/15/2042	65,000	54,184
Time Warner Cable LLC Senior Sec. Notes 5.50% due 09/01/2041	80,000	74,971

		1,469,343

Casino Hotels — 0.1%
MGM Resorts International Company Guar. Notes 4.63% due 09/01/2026	130,000	122,200
MGM Resorts International Company Guar. Notes 6.00% due 03/15/2023	50,000	51,875

		174,075

Cellular Telecom — 0.2%
Sprint Corp. Company Guar. Notes 7.63% due 02/15/2025	180,000	188,154
Sprint Corp. Company Guar. Notes 7.88% due 09/15/2023	65,000	69,062
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC Senior Sec. Notes 3.36% due 03/20/2023*	137,500	136,744
T-Mobile USA, Inc. Company Guar. Notes 6.50% due 01/15/2024	200,000	207,000

		600,960

Chemicals-Specialty — 0.0%
Huntsman International LLC Company Guar. Notes 5.13% due 11/15/2022	40,000	41,400

Coatings/Paint — 0.1%
Sherwin-Williams Co. Senior Notes 2.75% due 06/01/2022	70,000	68,676
Sherwin-Williams Co. Senior Notes 3.13% due 06/01/2024	58,000	56,448

		125,124

Computers — 0.1%
Apple, Inc. Senior Notes 2.45% due 08/04/2026	245,000	231,680
Diamond 1 Finance Corp./Diamond 2 Finance Corp. Senior Sec. Notes 6.02% due 06/15/2026*	45,000	47,068

		278,748

Security Description	Principal Amount	Value (Note 2)
Consumer Products-Misc. — 0.1%
Central Garden & Pet Co. Company Guar. Notes 5.13% due 02/01/2028	$50,000	$46,625
Spectrum Brands, Inc. Company Guar. Notes 5.75% due 07/15/2025	70,000	68,971

		115,596

Containers-Paper/Plastic — 0.0%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC Senior Sec. Notes 6.88% due 02/15/2021	69,307	69,567

Data Processing/Management — 0.1%
First Data Corp. Senior Sec. Notes 5.38% due 08/15/2023*	110,000	112,131
First Data Corp. Sec. Notes 5.75% due 01/15/2024*	60,000	61,688

		173,819

Diagnostic Equipment — 0.0%
Thermo Fisher Scientific, Inc. Senior Notes 2.95% due 09/19/2026	40,000	37,883

Diversified Banking Institutions — 1.6%
Bank of America Corp. Senior Notes 2.15% due 11/09/2020	15,000	14,801
Bank of America Corp. Senior Notes 2.50% due 10/21/2022	150,000	146,590
Bank of America Corp. Senior Notes 3.00% due 12/20/2023	350,000	345,534
Bank of America Corp. Senior Notes 3.42% due 12/20/2028	314,000	302,956
Bank of America Corp. Senior Notes 3.86% due 07/23/2024	260,000	264,305
Citigroup, Inc. Senior Notes 2.05% due 06/07/2019	200,000	199,488
Citigroup, Inc. Senior Notes 2.88% due 07/24/2023	495,000	485,857
Citigroup, Inc. Senior Notes 3.14% due 01/24/2023	140,000	139,050
Citigroup, Inc. Senior Notes 3.20% due 10/21/2026	45,000	43,296
Citigroup, Inc. Senior Notes 3.52% due 10/27/2028	60,000	57,904
Citigroup, Inc. Senior Notes 3.89% due 01/10/2028	95,000	94,710
Citigroup, Inc. Senior Notes 4.04% due 06/01/2024	360,000	367,659

174

SunAmerica Series Trust SA JPMorgan Diversified Balanced Portfolio@

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Principal Amount	Value (Note 2)
U.S. CORPORATE BONDS & NOTES (continued)
Diversified Banking Institutions (continued)
Goldman Sachs Group, Inc. Senior Notes 2.35% due 11/15/2021	$200,000	$195,536
Goldman Sachs Group, Inc. Senior Notes 2.91% due 07/24/2023	205,000	200,613
Goldman Sachs Group, Inc. Senior Notes 3.81% due 04/23/2029	100,000	97,335
Goldman Sachs Group, Inc. Senior Notes 3.85% due 01/26/2027	270,000	266,412
Morgan Stanley Senior Notes 2.80% due 06/16/2020	215,000	214,677
Morgan Stanley Senior Notes 3.59% due 07/22/2028	160,000	156,157
Morgan Stanley Senior Notes 3.74% due 04/24/2024	5,000	5,057
Morgan Stanley Senior Notes 3.77% due 01/24/2029	35,000	34,507
Morgan Stanley Senior Notes 3.97% due 07/22/2038	90,000	85,703
Morgan Stanley Senior Notes 4.38% due 01/22/2047	40,000	40,013
Morgan Stanley Senior Notes 4.43% due 01/23/2030	50,000	51,948
Morgan Stanley Senior Notes 5.63% due 09/23/2019	200,000	203,453

		4,013,561

Diversified Manufacturing Operations — 0.1%
General Electric Capital Corp. Senior Notes 2.20% due 01/09/2020	170,000	168,434
General Electric Co. Senior Notes 4.13% due 10/09/2042	125,000	103,363
Textron, Inc. Senior Notes 3.88% due 03/01/2025	40,000	39,552

		311,349

E-Commerce/Products — 0.0%
Amazon.com, Inc. Senior Notes 3.15% due 08/22/2027	110,000	108,925

Electric-Distribution — 0.2%
Commonwealth Edison Co. 1st Mtg. Notes 3.65% due 06/15/2046	90,000	83,461
Commonwealth Edison Co. 1st Mtg. Notes 3.70% due 03/01/2045	45,000	41,771

Security Description	Principal Amount	Value (Note 2)
Electric-Distribution (continued)
Entergy Louisiana LLC Collateral Trust Bonds 2.40% due 10/01/2026	$45,000	$41,368
Entergy Louisiana LLC Collateral Trust Bonds 4.00% due 03/15/2033	30,000	30,537
Entergy Louisiana LLC Collateral Trust Bonds 4.20% due 09/01/2048	95,000	95,273
Sempra Energy Senior Notes 3.40% due 02/01/2028	90,000	84,041

		376,451

Electric-Generation — 0.1%
Emera US Finance LP Company Guar. Notes 3.55% due 06/15/2026	70,000	66,726
Emera US Finance LP Company Guar. Notes 4.75% due 06/15/2046	65,000	63,237

		129,963

Electric-Integrated — 0.6%
Berkshire Hathaway Energy Co. Senior Notes 4.45% due 01/15/2049	35,000	35,354
Cleveland Electric Illuminating Co. Senior Notes 3.50% due 04/01/2028*	65,000	61,425
Cleveland Electric Illuminating Co. Senior Notes 4.55% due 11/15/2030*	55,000	55,922
Dominion Resources, Inc. Senior Notes 5.20% due 08/15/2019	175,000	176,904
Duke Energy Indiana LLC 1st Mtg. Notes 3.75% due 05/15/2046	120,000	111,258
Entergy Arkansas, Inc. 1st Mtg. Notes 3.75% due 02/15/2021	65,000	65,709
Exelon Corp. Junior Sub. Notes 3.50% due 06/01/2022	47,000	46,639
MidAmerican Energy Co. 1st Mtg. Notes 4.25% due 07/15/2049	50,000	51,346
PacifiCorp 1st Mtg. Notes 4.13% due 01/15/2049	105,000	103,965
Potomac Electric Power Co. 1st Mtg. Bonds 3.60% due 03/15/2024	90,000	91,388
PPL Capital Funding, Inc. Company Guar. Notes 3.10% due 05/15/2026	50,000	46,809
Sierra Pacific Power Co. General Refunding Mtg. 2.60% due 05/01/2026	95,000	89,712
Southern California Edison Co. 1st Mtg. Notes 4.13% due 03/01/2048	120,000	108,155

175

SunAmerica Series Trust SA JPMorgan Diversified Balanced Portfolio@

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Principal Amount	Value (Note 2)
U.S. CORPORATE BONDS & NOTES (continued)
Electric-Integrated (continued)
Southwestern Electric Power Co. Senior Notes 3.90% due 04/01/2045	$85,000	$75,962
Southwestern Public Service Co. 1st Mtg. Notes 3.70% due 08/15/2047	60,000	55,068
Tampa Electric Co. Senior Notes 4.45% due 06/15/2049	115,000	115,337
Trans-Allegheny Interstate Line Co. Senior Notes 3.85% due 06/01/2025*	125,000	125,794
Xcel Energy, Inc. Senior Notes 4.70% due 05/15/2020	95,000	96,292

		1,513,039

Electric-Transmission — 0.1%
ITC Holdings Corp. Senior Notes 3.35% due 11/15/2027	145,000	139,520

Electronic Components-Semiconductors — 0.1%
Amkor Technology, Inc. Senior Notes 6.38% due 10/01/2022	100,000	101,000
Intel Corp. Senior Notes 2.60% due 05/19/2026	22,000	21,116

		122,116

Enterprise Software/Service — 0.1%
Infor US, Inc. Company Guar. Notes 6.50% due 05/15/2022	125,000	127,187
Oracle Corp. Senior Notes 2.65% due 07/15/2026	165,000	156,998
Oracle Corp. Senior Notes 4.00% due 11/15/2047	45,000	43,481

		327,666

Finance-Auto Loans — 0.0%
Ally Financial, Inc. Senior Notes 4.13% due 02/13/2022	50,000	50,188
Ally Financial, Inc. Senior Notes 4.63% due 05/19/2022	10,000	10,195

		60,383

Finance-Credit Card — 0.1%
American Express Co. Senior Notes 3.40% due 02/27/2023	180,000	180,623

Finance-Other Services — 0.1%
National Rural Utilities Cooperative Finance Corp. Collateral Trust Bonds 2.85% due 01/27/2025	70,000	67,965

Security Description	Principal Amount	Value (Note 2)
Finance-Other Services (continued)
National Rural Utilities Cooperative Finance Corp. Senior Sec. Notes 2.95% due 02/07/2024	$85,000	$83,991
National Rural Utilities Cooperative Finance Corp. Collateral Trust Bonds 4.30% due 03/15/2049	10,000	10,196

		162,152

Food-Catering — 0.0%
Aramark Services, Inc. Company Guar. Bonds 5.00% due 02/01/2028*	55,000	53,694

Food-Misc./Diversified — 0.1%
Kraft Heinz Foods Co. Company Guar. Notes 5.20% due 07/15/2045	47,000	44,354
McCormick & Co., Inc. Senior Notes 2.70% due 08/15/2022	55,000	53,644
Post Holdings, Inc. Company Guar. Notes 5.50% due 03/01/2025*	35,000	34,650
TreeHouse Foods, Inc. Company Guar. Notes 6.00% due 02/15/2024*	60,000	61,644

		194,292

Food-Retail — 0.0%
Kroger Co. Senior Notes 3.88% due 10/15/2046	95,000	76,714

Funeral Services & Related Items — 0.0%
Service Corp. International Senior Notes 5.38% due 01/15/2022	90,000	90,675

Gas-Distribution — 0.0%
Brooklyn Union Gas Co. Senior Notes 4.27% due 03/15/2048*	65,000	64,462
NiSource, Inc. Senior Notes 5.80% due 02/01/2042	25,000	27,780

		92,242

Home Furnishings — 0.0%
Tempur Sealy International, Inc. Company Guar. Notes 5.50% due 06/15/2026	60,000	57,300

Hotels/Motels — 0.0%
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp. Company Guar. Notes 4.88% due 04/01/2027	45,000	44,485

Insurance-Life/Health — 0.1%
Prudential Financial, Inc. Senior Notes 3.91% due 12/07/2047	30,000	27,901

176

SunAmerica Series Trust SA JPMorgan Diversified Balanced Portfolio@

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Principal Amount	Value (Note 2)
U.S. CORPORATE BONDS & NOTES (continued)
Insurance-Life/Health (continued)
Prudential Financial, Inc. Senior Notes 7.38% due 06/15/2019	$190,000	$192,872

		220,773

Insurance-Multi-line — 0.0%
MetLife, Inc. Senior Notes 4.13% due 08/13/2042	45,000	44,107

Internet Connectivity Services — 0.1%
Cogent Communications Group, Inc. Senior Sec. Notes 5.38% due 03/01/2022*	65,000	66,040
Zayo Group LLC/Zayo Capital, Inc. Company Guar. Notes 6.00% due 04/01/2023	65,000	65,325

		131,365

Internet Content-Entertainment — 0.0%
Netflix, Inc. Senior Notes 4.88% due 04/15/2028	50,000	47,563

Machinery-Pumps — 0.0%
SPX FLOW, Inc. Company Guar. Notes 5.63% due 08/15/2024*	65,000	63,700

Medical Information Systems — 0.1%
IQVIA, Inc. Company Guar. Notes 5.00% due 10/15/2026*	200,000	200,250

Medical Products — 0.0%
Becton Dickinson and Co. Senior Notes 2.89% due 06/06/2022	30,000	29,459
Hill-Rom Holdings, Inc. Company Guar. Notes 5.75% due 09/01/2023*	65,000	66,788

		96,247

Medical-Biomedical/Gene — 0.1%
Amgen, Inc. Senior Notes 2.60% due 08/19/2026	195,000	181,172
Gilead Sciences, Inc. Senior Notes 3.50% due 02/01/2025	140,000	140,605
Gilead Sciences, Inc. Senior Notes 4.15% due 03/01/2047	50,000	47,432

		369,209

Medical-Drugs — 0.1%
GlaxoSmithKline Capital, Inc. Company Guar. Notes 3.63% due 05/15/2025	131,000	134,052
Merck & Co., Inc. Senior Notes 2.80% due 05/18/2023	48,000	47,817

		181,869

Security Description	Principal Amount	Value (Note 2)
Medical-HMO — 0.1%
Aetna, Inc. Senior Notes 2.75% due 11/15/2022	$41,000	$40,038
Aetna, Inc. Senior Notes 3.88% due 08/15/2047	120,000	102,849
Anthem, Inc. Senior Notes 3.65% due 12/01/2027	145,000	142,614
UnitedHealth Group, Inc. Senior Notes 3.10% due 03/15/2026	80,000	78,734

		364,235

Medical-Hospitals — 0.2%
HCA, Inc. Company Guar. Notes 5.38% due 02/01/2025	230,000	237,404
HCA, Inc. Company Guar. Notes 7.50% due 02/15/2022	115,000	125,925
Tenet Healthcare Corp. Senior Sec. Notes 4.50% due 04/01/2021	205,000	205,410

		568,739

Multimedia — 0.0%
Time Warner, Inc. Company Guar. Notes 2.95% due 07/15/2026	80,000	73,915
Viacom, Inc. Senior Notes 4.38% due 03/15/2043	35,000	29,926

		103,841

Office Automation & Equipment — 0.0%
CDW LLC/CDW Finance Corp. Company Guar. Notes 5.50% due 12/01/2024	50,000	51,725

Office Supplies & Forms — 0.0%
ACCO Brands Corp. Company Guar. Notes 5.25% due 12/15/2024*	100,000	97,750

Oil Companies-Exploration & Production — 0.2%
Anadarko Petroleum Corp. Senior Notes 5.55% due 03/15/2026	185,000	198,389
Newfield Exploration Co. Senior Notes 5.75% due 01/30/2022	70,000	72,712
Noble Energy, Inc. Senior Notes 5.25% due 11/15/2043	34,000	32,144
Oasis Petroleum, Inc. Company Guar. Notes 6.88% due 01/15/2023	60,000	59,475
Whiting Petroleum Corp. Company Guar. Notes 5.75% due 03/15/2021	95,000	95,000

		457,720

177

SunAmerica Series Trust SA JPMorgan Diversified Balanced Portfolio@

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Principal Amount	Value (Note 2)
U.S. CORPORATE BONDS & NOTES (continued)
Oil Companies-Integrated — 0.1%
BP Capital Markets America, Inc. Company Guar. Notes 3.02% due 01/16/2027	$145,000	$139,286

Oil Refining & Marketing — 0.1%
Marathon Petroleum Corp. Senior Notes 4.75% due 09/15/2044	15,000	13,923
Phillips 66 Company Guar. Notes 3.90% due 03/15/2028	105,000	105,266
Phillips 66 Company Guar. Notes 4.88% due 11/15/2044	20,000	20,710

		139,899

Oil-Field Services — 0.1%
Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor, Inc. Senior Notes 3.34% due 12/15/2027	70,000	65,996
Schlumberger Holdings Corp. Senior Notes 3.75% due 05/01/2024*	10,000	10,050
Schlumberger Holdings Corp. Senior Notes 4.00% due 12/21/2025*	135,000	137,007
Schlumberger Holdings Corp. Senior Notes 4.30% due 05/01/2029*	5,000	5,087

		218,140

Paper & Related Products — 0.0%
International Paper Co. Senior Notes 4.35% due 08/15/2048	35,000	30,991

Pharmacy Services — 0.2%
CVS Health Corp. Senior Notes 4.10% due 03/25/2025	90,000	91,631
CVS Health Corp. Senior Notes 4.30% due 03/25/2028	280,000	283,893
CVS Health Corp. Senior Notes 4.78% due 03/25/2038	40,000	40,039
CVS Pass-Through Trust Pass-Through Certs. 7.51% due 01/10/2032*	61,363	71,689
Halfmoon Parent, Inc. Company Guar. Notes 3.40% due 09/17/2021*	89,000	89,396

		576,648

Physical Therapy/Rehabilitation Centers — 0.0%
HealthSouth Corp. Company Guar. Notes 5.75% due 09/15/2025	40,000	40,400

Pipelines — 0.3%
Buckeye Partners LP Senior Notes 4.13% due 12/01/2027	135,000	121,827

Security Description	Principal Amount	Value (Note 2)
Pipelines (continued)
Columbia Pipeline Group, Inc. Company Guar. Notes 4.50% due 06/01/2025	$130,000	$132,553
Energy Transfer Partners LP Company Guar. Notes 4.20% due 04/15/2027	130,000	125,077
Energy Transfer Partners LP Company Guar. Notes 5.15% due 02/01/2043	55,000	49,806
Enterprise Products Operating LLC Company Guar. Notes 4.25% due 02/15/2048	60,000	56,567
Enterprise Products Operating LLC Company Guar. Notes 4.90% due 05/15/2046	60,000	60,686
MPLX LP Senior Notes 4.13% due 03/01/2027	65,000	63,559
MPLX LP Senior Notes 4.50% due 04/15/2038	50,000	45,898
MPLX LP Senior Notes 5.20% due 03/01/2047	20,000	19,586
ONEOK Partners LP Company Guar. Notes 4.90% due 03/15/2025	97,000	100,855
Phillips 66 Partners LP Senior Notes 4.90% due 10/01/2046	20,000	19,458
Sunoco Logistics Partners Operations LP Company Guar. Notes 5.30% due 04/01/2044	35,000	32,319
Sunoco Logistics Partners Operations LP Company Guar. Notes 5.35% due 05/15/2045	50,000	46,616
Western Gas Partners LP Senior Notes 5.45% due 04/01/2044	15,000	13,552

		888,359

Radio — 0.1%
Sirius XM Radio, Inc. Company Guar. Notes 5.38% due 04/15/2025*	60,000	60,750
Sirius XM Radio, Inc. Company Guar. Notes 6.00% due 07/15/2024*	75,000	77,906

		138,656

Real Estate Investment Trusts — 0.2%
American Tower Corp. Senior Notes 3.13% due 01/15/2027	120,000	111,856
American Tower Corp. Senior Notes 3.60% due 01/15/2028	35,000	33,650
Communications Sales & Leasing, Inc./CSL Capital LLC Senior Sec. Notes 6.00% due 04/15/2023*	90,000	85,275
CoreCivic, Inc. Company Guar. Notes 4.63% due 05/01/2023	55,000	51,562

178

SunAmerica Series Trust SA JPMorgan Diversified Balanced Portfolio@

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Principal Amount	Value (Note 2)
U.S. CORPORATE BONDS & NOTES (continued)
Real Estate Investment Trusts (continued)
EPR Properties Company Guar. Notes 4.50% due 06/01/2027	$60,000	$58,230
Equinix, Inc. Senior Notes 5.88% due 01/15/2026	40,000	41,312
GEO Group, Inc. Company Guar. Notes 5.88% due 10/15/2024	70,000	63,350
Goodman US Finance Three LLC Company Guar. Notes 3.70% due 03/15/2028*	110,000	104,481
Liberty Property LP Senior Notes 3.38% due 06/15/2023	45,000	44,513

		594,229

Rental Auto/Equipment — 0.2%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. Company Guar. Notes 5.25% due 03/15/2025*	70,000	62,825
Herc Rentals, Inc. Sec. Notes 7.50% due 06/01/2022*	4,000	4,185
Herc Rentals, Inc. Sec. Notes 7.75% due 06/01/2024*	42,000	44,730
Hertz Corp. Sec. Notes 7.63% due 06/01/2022*	90,000	89,577
United Rentals North America, Inc. Company Guar. Notes 4.63% due 10/15/2025	110,000	105,545
United Rentals North America, Inc. Company Guar. Notes 4.88% due 01/15/2028	75,000	71,156

		378,018

Retail-Building Products — 0.0%
Lowe’s Cos., Inc. Senior Notes 2.50% due 04/15/2026	90,000	82,617

Retail-Discount — 0.0%
Walmart, Inc. Senior Notes 3.70% due 06/26/2028	65,000	67,041

Retail-Restaurants — 0.0%
Darden Restaurants, Inc. Senior Notes 4.55% due 02/15/2048	10,000	9,252

Telecommunication Equipment — 0.1%
Anixter, Inc. Company Guar. Notes 5.50% due 03/01/2023	45,000	45,900
CommScope Technologies LLC Company Guar. Notes 6.00% due 06/15/2025*	90,000	84,825

		130,725

Security Description	Principal Amount	Value (Note 2)
Telephone-Integrated — 0.2%
AT&T, Inc. Senior Notes 4.30% due 12/15/2042	$285,000	$253,689
Level 3 Financing, Inc. Company Guar. Notes 5.13% due 05/01/2023	80,000	79,300
Sprint Capital Corp. Company Guar. Notes 8.75% due 03/15/2032	75,000	82,312
Verizon Communications, Inc. Senior Notes 3.85% due 11/01/2042	95,000	85,154

		500,455

Television — 0.0%
Sinclair Television Group, Inc. Company Guar. Notes 5.63% due 08/01/2024*	60,000	58,110

Theaters — 0.0%
Cinemark USA, Inc. Company Guar. Notes 4.88% due 06/01/2023	60,000	59,400

Tobacco — 0.2%
Altria Group, Inc. Company Guar. Notes 2.63% due 01/14/2020	65,000	64,755
Altria Group, Inc. Company Guar. Notes 3.88% due 09/16/2046	40,000	31,031
Altria Group, Inc. Company Guar. Notes 4.25% due 08/09/2042	60,000	49,058
BAT Capital Corp. Company Guar. Notes 3.56% due 08/15/2027	215,000	196,710
Philip Morris International, Inc. Senior Notes 2.13% due 05/10/2023	115,000	109,506
Philip Morris International, Inc. Senior Notes 3.88% due 08/21/2042	40,000	35,155
Philip Morris International, Inc. Senior Notes 4.13% due 03/04/2043	5,000	4,564

		490,779

Toys — 0.0%
Mattel, Inc. Company Guar. Notes 6.75% due 12/31/2025*	50,000	47,250

Transport-Rail — 0.1%
Burlington Northern Santa Fe LLC Senior Notes 3.60% due 09/01/2020	110,000	110,855
CSX Corp. Senior Notes 3.25% due 06/01/2027	110,000	106,092
CSX Corp. Senior Notes 3.80% due 11/01/2046	50,000	45,377

179

SunAmerica Series Trust SA JPMorgan Diversified Balanced Portfolio@

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Principal Amount	Value (Note 2)
U.S. CORPORATE BONDS & NOTES (continued)
Transport-Rail (continued)
Norfolk Southern Corp. Senior Notes 4.15% due 02/28/2048	$80,000	$77,068

		339,392

Travel Services — 0.0%
Sabre GLBL, Inc. Senior Sec. Notes 5.38% due 04/15/2023*	100,000	101,250

Total U.S. Corporate Bonds & Notes (cost $23,066,818)		22,990,638

FOREIGN CORPORATE BONDS & NOTES — 2.4%
Auto/Truck Parts & Equipment-Original — 0.0%
Dana Financing Luxembourg SARL Company Guar. Notes 6.50% due 06/01/2026*	60,000	60,300
Delphi Jersey Holdings PLC Company Guar. Notes 5.00% due 10/01/2025*	50,000	42,875

		103,175

Banks-Commercial — 0.2%
Bank of Montreal Senior Notes 3.30% due 02/05/2024	190,000	189,608
Bank of Montreal Sub. Notes 3.80% due 12/15/2032	125,000	119,094
BPCE SA FRS Senior Notes 4.02% (3 ML+1.24%) due 09/12/2023*	250,000	246,271
Westpac Banking Corp. Sub. Notes 4.32% due 11/23/2031	65,000	63,140

		618,113

Building Societies — 0.1%
Nationwide Building Society Senior Notes 4.36% due 08/01/2024*	200,000	200,626

Cable/Satellite TV — 0.1%
Quebecor Media, Inc. Senior Notes 5.75% due 01/15/2023	225,000	231,750

Chemicals-Diversified — 0.1%
INEOS Group Holdings SA Sec. Notes 5.63% due 08/01/2024*	200,000	191,894

Containers-Metal/Glass — 0.1%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. Senior Sec. Notes 4.25% due 09/15/2022*	200,000	197,960

Diversified Banking Institutions — 0.5%
HSBC Holdings PLC Senior Notes 3.95% due 05/18/2024	240,000	243,355
Macquarie Group, Ltd. Senior Notes 3.19% due 11/28/2023*	330,000	318,789

Security Description	Principal Amount	Value (Note 2)
Diversified Banking Institutions (continued)
Royal Bank of Scotland Group PLC Senior Notes 3.50% due 05/15/2023	$285,000	$278,288
UBS AG Senior Notes 2.38% due 08/14/2019	250,000	249,583
UBS Group Funding Switzerland AG Company Guar. Notes 2.86% due 08/15/2023*	285,000	277,294

		1,367,309

Diversified Financial Services — 0.2%
GE Capital International Funding Co. ULC Company Guar. Notes 3.37% due 11/15/2025	400,000	381,228

Diversified Manufacturing Operations — 0.1%
Siemens Financieringsmaatschappij NV Company Guar. Notes 2.00% due 09/15/2023*	250,000	237,442

Electric-Generation — 0.1%
Electricite de France SA Senior Notes 4.50% due 09/21/2028*	200,000	200,371
Electricite de France SA Senior Notes 4.88% due 01/22/2044*	55,000	51,330

		251,701

Electric-Integrated — 0.1%
Enel Finance International NV Company Guar. Notes 3.50% due 04/06/2028*	200,000	176,294

Electronic Components-Misc. — 0.0%
Sensata Technologies BV Company Guar. Notes 5.63% due 11/01/2024*	70,000	72,625

Finance-Leasing Companies — 0.1%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust Company Guar. Notes 3.50% due 01/15/2025	190,000	177,267

Investment Management/Advisor Services — 0.1%
CDP Financial, Inc. Company Guar. Notes 3.15% due 07/24/2024*	250,000	252,973

Medical-Drugs — 0.1%
Bausch Health Cos., Inc. Company Guar. Notes 5.88% due 05/15/2023*	165,000	161,494
Shire Acquisitions Investments Ireland DAC Company Guar. Notes 2.88% due 09/23/2023	105,000	100,927
Shire Acquisitions Investments Ireland DAC Company Guar. Notes 3.20% due 09/23/2026	100,000	93,114

		355,535

180

SunAmerica Series Trust SA JPMorgan Diversified Balanced Portfolio@

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Principal Amount	Value (Note 2)
FOREIGN CORPORATE BONDS & NOTES (continued)
Medical-Generic Drugs — 0.0%
Allergan Funding SCS Company Guar. Notes 3.45% due 03/15/2022	$75,000	$74,835

Oil Companies-Exploration & Production — 0.0%
MEG Energy Corp. Company Guar. Notes 6.38% due 01/30/2023*	35,000	30,975

Oil Companies-Integrated — 0.4%
BP Capital Markets PLC Company Guar. Notes 3.28% due 09/19/2027	85,000	83,203
Cenovus Energy, Inc. Senior Notes 4.25% due 04/15/2027	55,000	52,662
Cenovus Energy, Inc. Senior Notes 5.25% due 06/15/2037	17,000	16,000
Cenovus Energy, Inc. Senior Notes 6.75% due 11/15/2039	48,000	50,690
KazMunayGas National Co. Senior Notes 5.75% due 04/19/2047*	200,000	201,560
Petroleos Mexicanos Company Guar. Notes 4.25% due 01/15/2025	107,000	94,780
Petroleos Mexicanos FRS Company Guar. Notes 6.42% (3 ML+3.65%) due 03/11/2022	169,000	170,521
Shell International Finance BV Company Guar. Notes 3.75% due 09/12/2046	88,000	84,938
Total Capital Canada, Ltd. Company Guar. Notes 2.75% due 07/15/2023	235,000	233,123

		987,477

Pipelines — 0.1%
TransCanada PipeLines, Ltd. Senior Notes 4.25% due 05/15/2028	225,000	229,584

Tobacco — 0.0%
BAT International Finance PLC Company Guar. Notes 2.75% due 06/15/2020*	95,000	94,306

Total Foreign Corporate Bonds & Notes (cost $6,294,511)		6,233,069

U.S. GOVERNMENT AGENCIES — 9.7%
Federal Home Loan Bank — 0.1%
2.79% due 08/10/2038	130,000	111,129

Federal Home Loan Mtg. Corp. — 3.2%
2.50% due 06/01/2028	194,344	192,226
3.00% due 09/01/2030	120,357	120,596
3.50% due 05/01/2042	87,025	87,692
3.50% due 08/01/2042	31,398	31,819
3.50% due 08/01/2044	491,872	498,475
3.50% due 09/01/2044	52,519	53,437
3.50% due 01/01/2045	191,086	193,792
3.50% due 05/01/2045	117,779	119,840

Security Description	Principal Amount	Value (Note 2)
Federal Home Loan Mtg. Corp. (continued)
3.50% due 07/01/2045	$125,390	$127,511
3.50% due 01/01/2046	290,999	293,726
3.50% due 08/01/2046	158,113	160,231
3.50% due 11/01/2047	842,482	847,379
3.50% due 03/01/2048	187,848	188,950
4.00% due 06/01/2045	172,994	178,958
4.00% due 05/01/2048	614,373	630,512
4.00% due 06/01/2048	575,748	593,434
4.00% due 11/01/2048	1,985,072	2,033,273
4.50% due 10/01/2019	1,685	1,714
5.00% due 03/01/2019	71	71
Federal Home Loan Mtg. Corp. Multifamily Mtg. Trust VRS
Series 2015-K51, Class C 3.95% due 10/25/2048*(3)(4)	115,000	111,243
Series 2012-K18, Class B 4.26% due 01/25/2045*(3)(4)	220,000	226,707
Series 2011-K12, Class B 4.34% due 01/25/2046*(3)(4)	130,000	132,539
Series 2011-K16, Class B 4.61% due 11/25/2046*(3)(4)	255,000	264,418
Series 2011-K10, Class B 4.62% due 11/25/2049*(3)(4)	285,000	291,149
Federal Home Loan Mtg. Corp. Multifamily Structured Pass Through Certs. Series K087, Class A2 3.77% due 12/25/2028(4)	810,000	842,991
Federal Home Loan Mtg. Corp. REMIC
Series 4056, Class BI 3.00% due 05/15/2027(2)(5)	33,849	2,693
Series 4097, Class HI 3.00% due 08/15/2027(2)(5)	211,370	19,414
Series 4207, Class JI 3.00% due 05/15/2028(2)(5)	270,078	25,126
Series 4323, Class IW 3.50% due 04/15/2028(2)(5)	115,870	9,703

		8,279,619

Federal National Mtg. Assoc. — 5.2%
1.88% due 09/24/2026	815,000	763,696
2.50% due 05/01/2030	214,079	211,876
2.50% due 09/01/2031	539,161	530,701
2.50% due 11/01/2031	189,587	186,612
3.06% due 09/01/2029	147,000	143,114
3.10% due 01/01/2026	230,000	230,734
3.50% due 04/01/2027	246,082	250,715
3.50% due 01/01/2030	353,915	361,170
3.50% due 06/01/2042	156,698	158,510
3.50% due 08/01/2042	60,456	61,155
3.50% due 09/01/2042	29,005	29,341
3.50% due 12/01/2042	260,906	263,729
3.50% due 07/01/2043	82,163	83,380
3.50% due 08/01/2044	424,229	428,740
3.50% due 01/01/2045	351,745	355,975
3.50% due 08/01/2045	414,318	418,405
3.50% due 11/01/2045	231,350	233,525
3.50% due 01/01/2046	443,802	451,080
3.50% due 05/01/2046	437,535	440,575
3.50% due 06/01/2046	139,669	142,024
3.50% due 09/01/2046	386,001	390,108
3.50% due 01/01/2047	807,864	815,269

181

SunAmerica Series Trust SA JPMorgan Diversified Balanced Portfolio@

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Principal Amount	Value (Note 2)
U.S. GOVERNMENT AGENCIES (continued)
Federal National Mtg. Assoc. (continued)
3.50% due 07/01/2047	$391,681	$396,209
3.50% due 10/01/2056	165,010	165,565
3.65% due 01/01/2029	230,000	236,627
3.77% due 10/01/2028	110,000	114,240
4.00% due 12/01/2041	197,745	204,628
4.00% due 03/01/2042	780,092	806,859
4.00% due 12/01/2042	109,868	113,419
4.00% due 02/01/2043	41,351	42,686
4.00% due 03/01/2044	63,565	65,617
4.00% due 06/01/2044	717,767	743,947
4.00% due 04/01/2046	13,069	13,533
4.00% due 03/01/2047	402,977	416,100
4.04% due 12/01/2030	220,000	233,881
4.08% due 01/01/2034	140,000	149,152
4.50% due 04/01/2041	758,160	796,858
4.50% due 09/01/2041	130,506	137,176
4.50% due 10/01/2042	119,387	126,280
4.50% due 06/01/2044	460,862	484,748
5.00% due 06/01/2019	821	834
5.00% due 08/01/2035	57,623	61,718
5.00% due 09/01/2041	115,074	122,627
Federal National Mtg. Assoc. REMIC
Series 2012-145, Class EI 3.00% due 01/25/2028(2)(5)	93,719	7,768
Series 2013-10, Class YI 3.00% due 02/25/2028(2)(5)	85,293	6,897
Series 2014-13, Class KI 3.50% due 03/25/2029(2)(5)	166,083	16,912
Series 2017-46, Class LB 3.50% due 12/25/2052(2)	356,634	362,358
Series 2017-49, Classs JA 4.00% due 07/25/2053(2)	337,385	346,790
Series 2010-116, Class BI 5.00% due 08/25/2020(2)(5)	4,925	60
Federal National Mtg. Assoc. REMIC FRS Series 2016-63, Class AS 3.49% (6.00%-1 ML) due 09/25/2046(2)(5)(6)	309,249	51,768
Federal National Mtg. Assoc. REMIC VRS Series 2019-M1, Class A2 3.55% due 09/25/2028(3)(4)	400,000	409,652
Federal National Mtg. Assoc. STRIPS Series 421, Class C3 4.00% due 07/25/2030(2)(5)	172,850	20,694

		13,606,037

Government National Mtg. Assoc. — 1.2%
4.50% due 05/15/2039	29,564	31,075
4.50% due 07/20/2040	14,938	15,726
4.50% due 10/20/2040	92,913	97,817
4.50% due 08/20/2045	62,614	65,868
4.50% due 08/20/2048	954,937	992,083
4.50% due 10/20/2048	675,231	701,526
4.50% due 11/20/2048	139,404	144,860
5.00% due 11/20/2048	936,041	978,920
5.50% due 01/15/2034	53,267	56,884
7.50% due 01/15/2032	26,141	30,688

Security Description	Principal Amount	Value (Note 2)
Government National Mtg. Assoc. (continued)
Government National Mtg. Assoc. REMIC FRS Series 2015-144, Class SA 3.70% (6.20%-1ML) due 10/20/2045(2)(5)(6)	$308,387	$54,248

		3,169,695

Total U.S. Government Agencies (cost $25,299,261)		25,166,480

U.S. GOVERNMENT TREASURIES — 5.1%
United States Treasury Bonds — 1.6%
2.25% due 08/15/2046	953,000	817,346
3.00% due 05/15/2045	470,000	470,826
3.00% due 02/15/2047	590,000	590,115
3.00% due 08/15/2048	207,500	206,973
3.13% due 05/15/2048	410,000	419,017
3.38% due 11/15/2048	280,000	300,300
4.50% due 02/15/2036	1,095,000	1,355,448

		4,160,025

United States Treasury Notes — 3.5%
0.13% due 04/15/2019 TIPS (7)	935,885	930,085
2.00% due 01/31/2020(8)	3,120,000	3,103,181
2.63% due 12/15/2021	2,090,000	2,101,266
2.88% due 11/15/2021	895,000	905,313
2.88% due 10/31/2023	645,000	657,321
2.88% due 05/15/2028	855,000	872,200
2.88% due 08/15/2028	526,000	536,582

		9,105,948

Total U.S. Government Treasuries (cost $13,195,750)		13,265,973

MUNICIPAL BONDS & NOTES — 0.2%
New York City Water & Sewer System Revenue Bonds 5.72% due 06/15/2042	225,000	285,010
Port Authority of New York & New Jersey Revenue Bonds Series 174 4.46% due 10/01/2062	120,000	127,374
State of California General Obligation Bonds 7.55% due 04/01/2039	115,000	168,773

Total Municipal Bonds & Notes (cost $517,522)		581,157

FOREIGN GOVERNMENT OBLIGATIONS — 0.2%
Regional Authority — 0.1%
Province of Alberta, Canada Senior Notes 3.30% due 03/15/2028	295,000	299,312

Sovereign — 0.1%
Government of Bermuda Senior Notes 4.75% due 02/15/2029*	200,000	207,501

Total Foreign Government Obligations (cost $493,050)		506,813

Total Long-Term Investment Securities (cost $232,544,070)		228,938,929

182

SunAmerica Series Trust SA JPMorgan Diversified Balanced Portfolio@

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Shares/ Principal Amount	Value (Note 2)
SHORT-TERM INVESTMENT SECURITIES — 9.4%
Registered Investment Companies — 8.6%
JPMorgan Prime Money Market Fund, Class IM 2.55%(9)	22,273,682	$22,278,133

U.S. Government Treasuries — 0.9%
United States Treasury Bills 2.19% due 02/14/2019(8)	$2,340,000	2,338,048

Total Short-Term Investment Securities (cost $24,615,362)		24,616,181

TOTAL INVESTMENTS (cost $257,159,432)(11)	97.5%	253,555,110
Other assets less liabilities	2.5	6,422,059

NET ASSETS	100.0%	$259,977,169

@	See Note 1
†	Non-income producing security
*	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Portfolio has no right to demand registration of these securities. At January 31, 2019, the aggregate value of these securities was $18,221,506 representing 7.0% of net assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(1)	Perpetual maturity — maturity date reflects the next call date.
(2)	Collateralized Mortgage Obligation
(3)	Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(4)	Commercial Mortgage Backed Security
(5)	Interest Only
(6)	Inverse Floating Rate Security that pays interest that varies inversely to changes in the market interest rates. The interest rate shown is the current interest rate at January 31, 2019.
(7)	Principal amount of security is adjusted for inflation.
(8)	The security or a portion thereof was pledged as collateral to cover margin requirements for open futures contracts.
(9)	The rate shown is the 7-day yield as of January 31, 2019.
(10)	Illiquid Security. At January 31, 2019, the aggregate value of these securities was $100,225 representing 0.0% if net assets.
(11)	See Note 3 for cost of investments on a tax basis.

ADR — American Depositary Receipt

CVA — Certification Van Aandelen (Dutch Cert.)

REMIC — Real Estate Mortgage Investment Conduit

STRIPS — Separate Trading of Registered Interest and Principal Services

TIPS — Treasury Inflation Protected Securities

ULC — Unlimited Liability Corp.

FRS — Floating Rate Security

VRS — Variable Rate Security

The rates shown on FRS and VRS are the current interest rates at

January 31, 2019 and unless noted otherwise, the dates shown are the original maturity dates.

Index Legend

1 ML — 1 month USD LIBOR

3 ML — 3 month USD LIBOR

Futures Contracts

Number of Contracts	Type	Description	Expiration Month	Notional Basis#	Notional Value#	Unrealized Appreciation (Depreciation)

50	Long	90 Day Euro Dollar	March 2019	12,146,840	12,169,375	$22,535

20	Long	Euro Stoxx 50 Index	March 2019	693,880	722,004	28,124

243	Long	E-Mini Russell 2000 Index	March 2019	17,378,125	18,227,430	849,305

5	Long	FTSE 100 Indes	March 2019	435,707	452,923	17,216

32	Long	MSCI EAFE Index	March 2019	2,837,106	2,924,960	87,854

224	Long	MSCI Emerging Market	March 2019	11,048,009	11,923,520	875,511

13	Long	S&P 500 E-Mini Index	March 2019	1,673,276	1,757,925	84,649

14	Long	S&P/TSX 60 Index	March 2019	1,870,764	1,977,122	106,358

6	Long	SPI 200 Index	March 2019	626,595	634,001	7,406

3	Long	TOPIX Index	March 2019	436,349	432,089	(4,260)

16	Long	U.S. Long Bonds	March 2019	2,327,036	2,347,000	19,964

47	Long	U.S. Treasury 2 Year Notes	March 2019	9,927,525	9,979,422	51,897

228	Long	U.S. Treasury 10 Year Notes	March 2019	27,707,645	27,922,875	215,230

9	Long	U.S. Ultra Bonds	March 2019	1,372,099	1,450,125	78,026

50	Short	90 Day Euro Dollar	March 2019	12,135,360	12,184,375	(49,015)

19	Short	Hang Seng Index	February 2019	3,321,197	3,436,658	(115,461)

27	Short	Euro-Bund	March 2019	5,020,352	5,119,897	(99,545)

145	Short	Euro Stoxx 50 Index	March 2019	5,110,234	5,234,532	(124,298)

19	Short	S&P 500 E-Mini Index	March 2019	2,507,111	2,569,275	(62,164)

37	Short	SPI 200 Index	March 2019	3,755,627	3,909,673	(154,046)

9	Short	U.S. Treasury 5 Year Notes	March 2019	1,032,045	1,033,734	(1,689)

17	Short	U.S. Treasury 10 Year Notes	March 2019	2,074,797	2,081,969	(7,172)

26	Short	U.S. 10-Year Ultra Bonds	March 2019	3,278,791	3,397,875	(119,084)

						$1,707,341

#	Notional basis refers to the contractual amount agreed upon at inception of the open contract; notional value represents the current value of the open contract.

183

SunAmerica Series Trust SA JPMorgan Diversified Balanced Portfolio@

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

The following is a summary of the inputs used to value the Portfolio’s net assets as of January 31, 2019 (see Note 2):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs		Level 3 - Significant Unobservable Inputs	Total
ASSETS:
Investments at Value:*
Common Stocks	$79,528,527	$41,092,885	**	$—	$120,621,412
Registered Investment Companies	24,942,590	—		—	24,942,590
Preferred Securities/Capital Securities	—	541,865		—	541,865
Asset Backed Securities	—	14,088,932		—	14,088,932
U.S. Corporate Bonds & Notes	—	22,990,638		—	22,990,638
Foreign Corporate Bonds & Notes	—	6,233,069		—	6,233,069
U.S. Government Agencies	—	25,166,480		—	25,166,480
U.S. Government Treasuries	—	13,265,973		—	13,265,973
Municipal Bonds & Notes	—	581,157		—	581,157
Foreign Government Obligations	—	506,813		—	506,813
Short-Term Investment Securities:
Registered Investment Companies	22,278,133	—		—	22,278,133
U.S. Government Treasuries	—	2,338,048		—	2,338,048

Total Investments at Value	$126,749,250	$126,805,860		$—	$253,555,110

Other Financial Instruments:+
Futures Contracts	$2,391,329	$52,746	**	$—	$2,444,075

LIABILITIES:
Other Financial Instruments:+
Futures Contracts	$338,669	$398,065	**	$—	$736,734

*	For a detailed presentation of investments, please refer to the Portfolio of Investments.
**	Represents foreign equity/index futures and securities that have been faired valued in accordance with pricing procedures approved by the Board (see Note 2).
+	Other financial instruments are derivative instruments, not reflected in the Portfolio of Investments, such as futures, forward, swap and written option contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

See Notes to Financial Statements

184

SunAmerica Series Trust SA JPMorgan Emerging Markets Portfolio

PORTFOLIO PROFILE — January 31, 2019 — (unaudited)

Industry Allocation*

Banks-Commercial	17.9%
Oil Companies-Integrated	6.9
Internet Application Software	6.1
Electronic Components-Semiconductors	6.0
Semiconductor Components-Integrated Circuits	5.5
Diversified Financial Services	4.8
E-Commerce/Products	4.4
Chemicals-Diversified	2.6
Real Estate Operations & Development	2.5
Computer Services	2.5
Insurance-Multi-line	2.0
Oil Refining & Marketing	2.0
Metal-Iron	1.7
Building-Heavy Construction	1.3
Building Products-Cement	1.3
Tobacco	1.3
Schools	1.3
Metal-Diversified	1.2
Web Portals/ISP	1.2
Oil Companies-Exploration & Production	1.2
Steel-Producers	1.2
Retail-Hypermarkets	1.0
Cellular Telecom	1.0
Food-Misc./Diversified	1.0
Retail-Convenience Store	0.9
Food-Retail	0.9
Coal	0.8
Building-Residential/Commercial	0.8
Finance-Other Services	0.8
Diamonds/Precious Stones	0.7
Gold Mining	0.7
Banks-Special Purpose	0.6
Diversified Banking Institutions	0.6
Paper & Related Products	0.6
Electronic Components-Misc.	0.6
Insurance-Reinsurance	0.6
Circuit Boards	0.5
Diversified Operations	0.5
Auto-Cars/Light Trucks	0.5
Banks-Money Center	0.5
Food-Confectionery	0.5
Gas-Distribution	0.5
Diversified Operations/Commercial Services	0.5
Distribution/Wholesale	0.5
Semiconductor Equipment	0.5
Airlines	0.5
Machinery-Construction & Mining	0.5
Retail-Apparel/Shoe	0.4
Airport Development/Maintenance	0.4
Auto/Truck Parts & Equipment-Original	0.4
Electric-Integrated	0.4
Chemicals-Fibers	0.4
Public Thoroughfares	0.3
Finance-Leasing Companies	0.3
Auto/Truck Parts & Equipment-Replacement	0.3
Agricultural Operations	0.3
Textile-Products	0.3
Chemicals-Plastics	0.3
Medical-Drugs	0.3
Petrochemicals	0.3
Insurance-Property/Casualty	0.3

Housewares	0.3%
Closed-end Funds	0.3
Auto-Heavy Duty Trucks	0.2
Building & Construction-Misc.	0.2
Casino Hotels	0.2
Food-Flour & Grain	0.2
Beverages-Wine/Spirits	0.2
Retail-Automobile	0.2
Vitamins & Nutrition Products	0.2
Advertising Agencies	0.1
Transport-Services	0.1
Transport-Rail	0.1
Electric-Distribution	0.1
Retail-Regional Department Stores	0.1
Retail-Major Department Stores	0.1
Telephone-Integrated	0.1

99.4%

Country Allocation*

China	18.2%
Cayman Islands	16.7
South Korea	15.1
Taiwan	11.6
Brazil	7.4
Russia	7.3
Thailand	4.7
India	4.5
South Africa	3.5
Mexico	3.4
Turkey	2.0
Hungary	1.7
Hong Kong	0.9
Indonesia	0.9
Poland	0.9
Bermuda	0.3
United Kingdom	0.3

99.4%

*	Calculated as a percentage of net assets

185

SunAmerica Series Trust SA JPMorgan Emerging Markets Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019

Security Description	Shares	Value (Note 2)
COMMON STOCKS — 99.1%
Bermuda — 0.3%
Kunlun Energy Co., Ltd.	638,000	$683,039

Brazil — 7.4%
B3 SA - Brasil Bolsa Balcao	228,650	1,972,915
Banco do Brasil SA	176,234	2,505,894
Banco Santander Brasil SA	167,690	2,210,150
Cia Brasileira de Distribuicao (Preference Shares)	38,160	1,017,823
Cia Paranaense de Energia, Class B (preference shares)	57,150	553,292
Estacio Participacoes SA	231,490	1,973,936
IRB Brasil Resseguros S/A	63,981	1,495,673
Kroton Educacional SA	282,445	885,158
MRV Engenharia e Participacoes SA	375,146	1,542,879
SLC Agricola SA	64,340	781,493
Vale SA ADR	314,360	3,910,638

		18,849,851

Cayman Islands — 16.7%
Alibaba Group Holding, Ltd. ADR†	66,932	11,277,373
ANTA Sports Products, Ltd.	191,000	999,980
Baidu, Inc. ADR†	17,690	3,053,825
Chailease Holding Co., Ltd.	230,000	864,405
China Conch Venture Holdings, Ltd.	380,000	1,267,058
China Maple Leaf Educational Systems, Ltd.	892,000	382,518
China Resources Cement Holdings, Ltd.	1,184,000	1,198,329
Country Garden Holdings Co., Ltd.	1,374,000	1,979,200
ENN Energy Holdings, Ltd.	81,200	781,603
Geely Automobile Holdings, Ltd.	518,000	875,276
Nexteer Automotive Group, Ltd.	349,000	525,297
Tencent Holdings, Ltd.	346,500	15,590,008
Tingyi Cayman Islands Holding Corp.	352,000	496,649
Uni-President China Holdings, Ltd.	781,000	699,436
Want Want China Holdings, Ltd.	1,592,000	1,298,932
Zhen Ding Technology Holding, Ltd.	311,000	811,001
Zhongsheng Group Holdings, Ltd.	251,500	452,597

		42,553,487

China — 18.2%
Anhui Conch Cement Co., Ltd.	248,500	1,344,726
Anhui Jinhe Industrial Co., Ltd., Class A	151,800	372,411
Anhui Kouzi Distillery Co., Ltd., Class A	37,200	228,973
Bank of Nanjing Co., Ltd., Class A	228,800	239,682
Baoshan Iron & Steel Co., Ltd., Class A	660,500	691,025
China Construction Bank Corp.	7,718,000	6,970,572
China Merchants Bank Co., Ltd.	832,000	3,676,222
China Petroleum & Chemical Corp.	4,352,000	3,630,259
China Railway Construction Corp., Ltd.	963,000	1,338,498
China Railway Group, Ltd., Class H	1,340,000	1,249,929
China Shenhua Energy Co., Ltd.	542,500	1,383,070
China Vanke Co., Ltd.	762,200	3,122,519
Chongqing Department Store Co., Ltd., Class A	53,393	219,128
Daqin Railway Co., Ltd., Class A	198,000	252,568
Grandblue Environment Co., Ltd., Class A	118,900	245,907
Huayu Automotive Systems Co., Ltd., Class A	68,600	206,922

Security Description	Shares	Value (Note 2)
China (continued)
Hubei Jumpcan Pharmaceutical Co., Ltd.	45,800	$228,592
Industrial & Commercial Bank of China, Ltd.	7,050,000	5,504,072
PetroChina Co., Ltd.	3,164,000	2,034,778
Ping An Bank Co., Ltd., Class A	487,500	817,034
Ping An Insurance Group Co. of China, Ltd.	522,500	5,106,276
Postal Savings Bank of China Co., Ltd.*	2,344,000	1,315,141
Sany Heavy Industry Co., Ltd., Class A	303,800	416,352
Shanghai International Airport Co., Ltd., Class A	30,000	223,330
Shenzhen Expressway Co., Ltd.	792,000	896,643
Sinopec Shanghai Petrochemical Co., Ltd. Class A	902,800	695,059
STO Express Co., Ltd., Class A	96,700	273,926
Wangfujing Group Co., Ltd., Class A	90,000	193,018
Weichai Power Co., Ltd.	618,158	826,710
Weifu High-Technology Group Co., Ltd., Class A	79,500	224,435
Wuliangye Yibin Co., Ltd., Class A	25,700	231,344
XCMG Construction Machinery Co., Ltd., Class A	435,200	211,733
Yanzhou Coal Mining Co., Ltd.	792,000	723,231
YiChang HEC ChangJiang Pharmaceutical Co., Ltd.*	116,400	472,355
Zhejiang Juhua Co., Ltd.	236,800	251,292
Zijin Mining Group Co., Ltd., Class H	1,994,000	743,736

		46,561,468

Hong Kong — 0.9%
Beijing Enterprises Holdings, Ltd.	90,000	513,126
China Overseas Land & Investment, Ltd.	348,000	1,309,595
Sinotruk Hong Kong, Ltd.	310,500	584,541

		2,407,262

Hungary — 1.7%
MOL Hungarian Oil & Gas PLC	111,549	1,335,751
OTP Bank PLC	73,163	3,016,928

		4,352,679

India — 4.5%
HDFC Bank, Ltd. ADR	50,174	4,928,090
Infosys, Ltd. ADR	392,340	4,237,272
Reliance Industries, Ltd. GDR*	42,419	1,461,335
State Bank of India GDR†	18,751	774,217

		11,400,914

Indonesia — 0.9%
Bank Rakyat Indonesia Persero Tbk PT	8,515,900	2,352,601

Mexico — 3.4%
Alfa SAB de CV, Class A	439,071	554,055
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand, Class B	757,080	1,129,152
Grupo Aeroportuario del Centro Norte SAB de CV	135,200	755,179
Grupo Financiero Banorte SAB de CV, Class O	551,020	3,064,544
Mexichem SAB de CV	282,970	757,803
Wal-Mart de Mexico SAB de CV	969,786	2,547,417

		8,808,150

186

SunAmerica Series Trust SA JPMorgan Emerging Markets Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Shares	Value (Note 2)
COMMON STOCKS (continued)
Poland — 0.9%
Polski Koncern Naftowy Orlen SA	80,689	$2,268,170

Russia — 7.3%
Alrosa PJSC(2)	1,265,013	1,897,616
Lukoil PJSC ADR	54,520	4,372,504
Magnitogorsk Iron & Steel Works PJSC(2)	669,106	444,638
MMC Norilsk Nickel PJSC ADR	145,613	3,059,329
Novolipetsk Steel GDR(2)	25,930	606,762
RusHydro PJSC(2)	47,264,590	371,074
Sberbank of Russia PJSC ADR	315,017	4,277,931
Severstal PJSC GDR(2)	47,872	730,527
Surgutneftegas OJSC (Preference Shares)(2)	1,347,340	838,249
Tatneft PJSC ADR	27,383	2,022,234

		18,620,864

South Africa — 3.5%
AngloGold Ashanti, Ltd.	78,090	1,113,138
Mondi, Ltd.	62,690	1,554,260
Nedbank Group, Ltd.	105,040	2,268,513
Sasol, Ltd.	94,640	2,864,554
SPAR Group, Ltd.	78,576	1,189,060

		8,989,525

South Korea — 15.1%
Cheil Worldwide, Inc.	18,563	392,152
Daelim Industrial Co., Ltd.	8,222	787,587
Doosan Bobcat, Inc.	16,500	492,759
GS Engineering & Construction Corp.	13,650	578,095
GS Retail Co., Ltd.	14,180	459,519
Hana Financial Group, Inc.	77,677	2,800,412
Hyundai Marine & Fire Insurance Co., Ltd.	20,526	689,305
Industrial Bank of Korea	126,240	1,617,605
Kangwon Land, Inc.	17,110	522,950
Korea Kumho Petrochemical Co., Ltd.	6,460	523,040
KT Corp.	6,765	173,665
KT&G Corp.	36,730	3,271,922
LG Corp.	17,930	1,252,602
LG Uplus Corp.	104,440	1,418,040
Samsung Electronics Co., Ltd.	343,860	14,367,486
Samsung SDS Co., Ltd.	6,850	1,377,949
Shinhan Financial Group Co., Ltd.	84,131	3,256,974
SK Holdings Co Ltd	3,160	748,884
SK Innovation Co., Ltd.	6,920	1,173,489
SK Telecom Co., Ltd.	4,550	1,052,297
Woori Bank(2)	118,130	1,571,315

		38,528,047

Taiwan — 11.6%
AU Optronics Corp.	1,797,000	711,007
Chilisin Electronics Corp.	102,559	282,463
Chipbond Technology Corp.	273,000	598,721
CTBC Financial Holding Co., Ltd.	4,371,000	2,994,440
E.Sun Financial Holding Co., Ltd.	1,057,000	742,982
Far Eastern New Century Corp.	772,000	762,606
FLEXium Interconnect, Inc.	247,963	625,467
Globalwafers Co., Ltd.	125,000	1,243,514
Novatek Microelectronics Corp.	276,000	1,465,742
President Chain Store Corp.	168,000	1,783,116
Sino-American Silicon Products, Inc.	504,000	1,100,046
Taishin Financial Holding Co., Ltd.	1,109,000	496,906

Security Description	Shares	Value (Note 2)
Taiwan (continued)
Taiwan Cement Corp.	629,100	$778,924
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	317,401	11,940,626
TCI Co, Ltd.	29,000	427,777
Uni-President Enterprises Corp.	733,000	1,723,383
Yageo Corp.	48,915	530,924
Yuanta Financial Holding Co., Ltd.	2,509,000	1,395,018

		29,603,662

Thailand — 4.7%
Indorama Ventures PCL(2)	576,200	885,256
Kiatnakin Bank PCL(2)	228,700	501,431
Krung Thai Bank PCL	148,000	93,795
Krung Thai Bank PCL NVDR	2,455,700	1,557,205
PTT Exploration & Production PCL NVDR	286,800	1,128,166
PTT Exploration & Production PCL	284,200	1,118,880
PTT Global Chemical PCL(2)	948,200	2,063,778
PTT PCL NVDR	2,354,700	3,654,045
Quality Houses PCL(2)	4,832,100	457,806
Tisco Financial Group PCL(2)	204,600	541,911

		12,002,273

Turkey — 2.0%
Eregli Demir ve Celik Fabrikalari TAS	572,994	942,964
Ford Otomotiv Sanayi AS	44,000	510,679
Petkim Petrokimya Holding AS	759,870	849,776
Tekfen Holding AS	177,442	847,588
Turk Hava Yollari AO†	399,160	1,192,691
Turkiye Sise ve Cam Fabrikalari AS	499,740	656,388

		5,000,086

Total Common Stocks (cost $221,985,514)		252,982,078

CLOSED-END FUNDS — 0.3%
JPMorgan Indian Investment Trust PLC† (cost $652,818)	72,858	622,559

TOTAL INVESTMENTS (cost $222,638,332)(1)	99.4%	253,604,637
Other assets less liabilities	0.6	1,642,496

NET ASSETS	100.0%	$255,247,133

†	Non-income producing security
*	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Portfolio has no right to demand registration of these securities. At January 31, 2019, the aggregate value of these securities was $3,248,831 representing 1.3% of net assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(1)	See Note 3 for cost of investments on a tax basis.
(2)	Illiquid security. At January 31, 2019 the aggregate value of these securities was $10,910,363 representing 4.3% of net assets.

ADR — American Depositary Receipt

GDR — Global Depositary Receipt

NVDR — Non-Voting Depositary Receipt

187

SunAmerica Series Trust SA JPMorgan Emerging Markets Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

The following is a summary of the inputs used to value the Portfolio’s net assets as of January 31, 2019 (see Note 2):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Unadjusted Quoted Prices		Level 3 - Unadjusted Quoted Prices	Total
ASSETS:
Investments at Value:*
Common Stocks:
Russia	$15,069,287	$3,551,577		$—	$18,620,864
South Korea	—	38,528,047	#	—	38,528,047
Other Countries	70,993,596	124,839,571	**	—	195,833,167
Registered Investment Companies	—	622,559	**	—	622,559

Total Investments at Value	$86,062,883	$167,541,754		$—	$253,604,637

#	Amount includes $36,956,732 that represents foreign equity securities that have been fair valued in accordance with pricing procedures approved by the Board (see Note 2).
*	For a detailed presentation of investments, please refer to the Portfolio of Investments.
**	Represents foreign equity securities that have been fair valued in accordance with pricing procedures approved by the Board (see Note 2).

See Notes to Financial Statements

188

SunAmerica Series Trust SA JPMorgan Equity-Income Portfolio

PORTFOLIO PROFILE — January 31, 2019 — (unaudited)

Industry Allocation*

Medical-Drugs	9.4%
Banks-Super Regional	4.4
Electric-Integrated	4.2
Oil Companies-Exploration & Production	4.1
Oil Companies-Integrated	3.9
Insurance-Multi-line	3.8
Real Estate Investment Trusts	3.1
Diversified Banking Institutions	3.1
Diversified Manufacturing Operations	3.0
Investment Management/Advisor Services	2.9
Finance-Other Services	2.7
Chemicals-Diversified	2.6
Tobacco	2.4
Retail-Restaurants	2.3
Applications Software	2.3
Insurance-Property/Casualty	2.2
Banks-Commercial	2.1
Cable/Satellite TV	1.9
Electronic Components-Semiconductors	1.8
Beverages-Non-alcoholic	1.8
Semiconductor Components-Integrated Circuits	1.7
Retail-Building Products	1.7
Industrial Gases	1.7
Telephone-Integrated	1.7
Medical Products	1.7
Aerospace/Defense	1.6
Food-Misc./Diversified	1.6
Machinery-Material Handling	1.6
Finance-Credit Card	1.5
Retail-Discount	1.3
Transport-Rail	1.2
Medical Instruments	1.2
Computers	1.2
Tools-Hand Held	1.1
Insurance-Life/Health	1.1
Data Processing/Management	1.0
Insurance Brokers	1.0
Cosmetics & Toiletries	0.9
Instruments-Controls	0.9
Gas-Distribution	0.8
Medical-Biomedical/Gene	0.8
Toys	0.8
Non-Hazardous Waste Disposal	0.8
Banks-Fiduciary	0.7
Commercial Services-Finance	0.7
Computer Services	0.7
Pharmacy Services	0.6
Retail-Jewelry	0.6
Retail-Auto Parts	0.6
Casino Hotels	0.6
Oil Refining & Marketing	0.5
Apparel Manufacturers	0.4
Hotels/Motels	0.4
Coatings/Paint	0.4
Machinery-Farming	0.3

99.4%

*	Calculated as a percentage of net assets

189

SunAmerica Series Trust SA JPMorgan Equity-Income Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019

Security Description	Shares	Value (Note 2)
COMMON STOCKS — 99.4%
Aerospace/Defense — 1.6%
General Dynamics Corp.	96,830	$16,574,391

Apparel Manufacturers — 0.4%
VF Corp.	54,144	4,557,300

Applications Software — 2.3%
Microsoft Corp.	225,215	23,519,202

Banks-Commercial — 2.1%
BB&T Corp.	223,804	10,921,635
Cullen/Frost Bankers, Inc.	62,353	6,065,700
M&T Bank Corp.	28,487	4,687,251

		21,674,586

Banks-Fiduciary — 0.7%
Northern Trust Corp.	84,632	7,486,547

Banks-Super Regional — 4.4%
PNC Financial Services Group, Inc.	169,083	20,741,412
US Bancorp	225,153	11,518,827
Wells Fargo & Co.	276,647	13,530,805

		45,791,044

Beverages-Non-alcoholic — 1.8%
Coca-Cola Co.	221,264	10,649,436
PepsiCo, Inc.	67,722	7,630,238

		18,279,674

Cable/Satellite TV — 1.9%
Comcast Corp., Class A	542,286	19,831,399

Casino Hotels — 0.6%
Las Vegas Sands Corp.	101,443	5,920,213

Chemicals-Diversified — 2.6%
DowDuPont, Inc.	255,820	13,765,674
PPG Industries, Inc.	122,878	12,956,257

		26,721,931

Coatings/Paint — 0.4%
RPM International, Inc.	64,196	3,669,443

Commercial Services-Finance — 0.7%
Automatic Data Processing, Inc.	52,190	7,298,250

Computer Services — 0.7%
Accenture PLC, Class A	46,175	7,090,171

Computers — 1.2%
Apple, Inc.	73,129	12,171,591

Cosmetics & Toiletries — 0.9%
Procter & Gamble Co.	101,069	9,750,126

Data Processing/Management — 1.0%
Fidelity National Information Services, Inc.	98,133	10,257,842

Diversified Banking Institutions — 3.1%
Bank of America Corp.	1,138,423	32,410,903

Diversified Manufacturing Operations — 3.0%
3M Co.	40,669	8,146,001
Illinois Tool Works, Inc.	102,818	14,117,939
Parker-Hannifin Corp.	54,474	8,977,860

		31,241,800

Electric-Integrated — 4.2%
CMS Energy Corp.	175,772	9,164,752
DTE Energy Co.	15,528	1,828,422
NextEra Energy, Inc.	81,623	14,608,885

Security Description	Shares	Value (Note 2)
Electric-Integrated (continued)
Public Service Enterprise Group, Inc.	124,873	$6,811,822
Xcel Energy, Inc.	212,469	11,124,877

		43,538,758

Electronic Components-Semiconductors — 1.8%
Texas Instruments, Inc.	186,139	18,740,475

Finance-Credit Card — 1.5%
Capital One Financial Corp.	95,956	7,733,094
Discover Financial Services	111,625	7,533,571

		15,266,665

Finance-Other Services — 2.7%
CME Group, Inc.	150,238	27,385,383

Food-Misc./Diversified — 1.6%
Kraft Heinz Co.	51,454	2,472,879
Mondelez International, Inc., Class A	304,093	14,067,342

		16,540,221

Gas-Distribution — 0.8%
NiSource, Inc.	313,173	8,543,359

Hotels/Motels — 0.4%
Wyndham Hotels & Resorts, Inc.	79,552	3,905,208

Industrial Gases — 1.7%
Air Products & Chemicals, Inc.	106,086	17,439,478

Instruments-Controls — 0.9%
Honeywell International, Inc.	65,038	9,341,408

Insurance Brokers — 1.0%
Arthur J. Gallagher & Co.	101,313	7,569,094
Marsh & McLennan Cos., Inc.	26,309	2,320,191

		9,889,285

Insurance-Life/Health — 1.1%
Prudential Financial, Inc.	128,230	11,815,112

Insurance-Multi-line — 3.8%
Chubb, Ltd.	73,450	9,772,522
Cincinnati Financial Corp.	31,106	2,523,319
Hartford Financial Services Group, Inc.	313,082	14,689,807
MetLife, Inc.	264,983	12,101,774

		39,087,422

Insurance-Property/Casualty — 2.2%
Progressive Corp.	80,998	5,450,355
Travelers Cos., Inc.	141,498	17,763,659

		23,214,014

Investment Management/Advisor Services — 2.9%
BlackRock, Inc.	47,228	19,603,398
T. Rowe Price Group, Inc.	115,603	10,804,257

		30,407,655

Machinery-Farming — 0.3%
Deere & Co.	17,401	2,853,764

Machinery-Material Handling — 1.6%
Dover Corp.	185,463	16,289,215

Medical Instruments — 1.2%
Medtronic PLC	139,085	12,293,723

Medical Products — 1.7%
Abbott Laboratories	70,548	5,148,593

190

SunAmerica Series Trust SA JPMorgan Equity-Income Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Shares	Value (Note 2)
COMMON STOCKS (continued)
Medical Products (continued)
Becton Dickinson and Co.	48,015	$11,977,822

		17,126,415

Medical-Biomedical/Gene — 0.8%
Gilead Sciences, Inc.	120,940	8,467,009

Medical-Drugs — 9.4%
Bristol-Myers Squibb Co.	230,214	11,365,665
Eli Lilly & Co.	162,723	19,503,979
Johnson & Johnson	129,936	17,291,883
Merck & Co., Inc.	404,015	30,070,836
Pfizer, Inc.	443,493	18,826,278

		97,058,641

Non-Hazardous Waste Disposal — 0.8%
Republic Services, Inc.	101,957	7,821,121

Oil Companies-Exploration & Production — 4.1%
ConocoPhillips	351,738	23,809,145
Occidental Petroleum Corp.	281,776	18,817,002

		42,626,147

Oil Companies-Integrated — 3.9%
Chevron Corp.	299,573	34,346,045
Exxon Mobil Corp.	84,858	6,218,394

		40,564,439

Oil Refining & Marketing — 0.5%
Valero Energy Corp.	59,408	5,217,211

Pharmacy Services — 0.6%
CVS Health Corp.	96,072	6,297,520

Real Estate Investment Trusts — 3.1%
Alexandria Real Estate Equities, Inc.	25,907	3,412,211
AvalonBay Communities, Inc.	53,651	10,350,351
Boston Properties, Inc.	39,540	5,214,140
Simon Property Group, Inc.	43,562	7,933,511
Vornado Realty Trust	80,070	5,597,694

		32,507,907

Security Description	Shares	Value (Note 2)
Retail-Auto Parts — 0.6%
Genuine Parts Co.	60,298	$6,018,946

Retail-Building Products — 1.7%
Home Depot, Inc.	95,271	17,485,087

Retail-Discount — 1.3%
Target Corp.	108,749	7,938,677
Walmart, Inc.	54,682	5,240,176

		13,178,853

Retail-Jewelry — 0.6%
Tiffany & Co.	70,705	6,273,655

Retail-Restaurants — 2.3%
McDonald’s Corp.	96,923	17,327,894
Starbucks Corp.	99,492	6,779,385

		24,107,279

Semiconductor Components-Integrated Circuits — 1.7%
Analog Devices, Inc.	180,628	17,856,884

Telephone-Integrated — 1.7%
Verizon Communications, Inc.	312,418	17,201,735

Tobacco — 2.4%
Altria Group, Inc.	278,173	13,727,838
Philip Morris International, Inc.	150,385	11,537,537

		25,265,375

Tools-Hand Held — 1.1%
Stanley Black & Decker, Inc.	93,467	11,817,967

Toys — 0.8%
Hasbro, Inc.	86,694	7,851,009

Transport-Rail — 1.2%
Norfolk Southern Corp.	74,424	12,483,882

TOTAL INVESTMENTS (cost $833,985,074)(1)	99.4%	1,028,024,640
Other assets less liabilities	0.6	5,853,649

NET ASSETS	100.0%	$1,033,878,289

(1)	See Note 3 for cost of investments on a tax basis.

The following is a summary of the inputs used to value the Portfolio’s net assets as of January 31, 2019 (see Note 2):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ASSETS:
Investments at Value:*
Common Stocks	$1,028,024,640	$—	$—	$1,028,024,640

*	For a detailed presentation of investments, please refer to the Portfolio of Investments.

See Notes to Financial Statements

191

SunAmerica Series Trust SA JPMorgan Global Equities Portfolio

PORTFOLIO PROFILE — January 31, 2019 — (unaudited)

Industry Allocation*

Medical-Drugs	5.8%
Banks-Commercial	4.4
Medical-Biomedical/Gene	3.6
Diversified Banking Institutions	3.3
Electric-Integrated	3.3
Computers	3.2
E-Commerce/Products	2.8
Oil Refining & Marketing	2.7
Insurance-Multi-line	2.6
Applications Software	2.4
Airlines	2.3
Oil Companies-Integrated	2.3
Import/Export	2.3
Web Portals/ISP	2.3
Gold Mining	2.2
Building-Residential/Commercial	2.1
Aerospace/Defense	2.0
Finance-Credit Card	1.9
Medical Products	1.8
Oil Companies-Exploration & Production	1.8
Medical-HMO	1.7
Retail-Restaurants	1.6
Computer Services	1.5
Fisheries	1.4
Auto/Truck Parts & Equipment-Original	1.4
Independent Power Producers	1.4
Transport-Services	1.3
Repurchase Agreements	1.3
Building & Construction-Misc.	1.3
Retail-Apparel/Shoe	1.2
Insurance-Life/Health	1.2
Medical-Wholesale Drug Distribution	1.1
Apparel Manufacturers	1.1
Food-Retail	1.0
Auto-Cars/Light Trucks	1.0
Semiconductor Equipment	1.0
Coal	1.0
Metal-Diversified	0.9
Computer Software	0.9
Software Tools	0.9
Computers-Memory Devices	0.8
Commercial Services-Finance	0.8
Paper & Related Products	0.8
Tobacco	0.8
Medical-Hospitals	0.7
Electronic Forms	0.7
Hotels/Motels	0.7
Finance-Investment Banker/Broker	0.7
Food-Misc./Diversified	0.7
Consulting Services	0.7
Chemicals-Diversified	0.7
Brewery	0.6
Multimedia	0.6
Commercial Services	0.6
Internet Content-Entertainment	0.6
Real Estate Investment Trusts	0.6
Audio/Video Products	0.6
Diversified Minerals	0.6
Telephone-Integrated	0.5
Networking Products	0.5
Enterprise Software/Service	0.5

Finance-Other Services	0.5%
Energy-Alternate Sources	0.5
Cellular Telecom	0.5
Vitamins & Nutrition Products	0.5
Retail-Auto Parts	0.4
Television	0.4
Internet Infrastructure Software	0.4
Steel-Producers	0.4
Retail-Regional Department Stores	0.4
Finance-Auto Loans	0.4
Finance-Leasing Companies	0.4
Retail-Consumer Electronics	0.4
Rental Auto/Equipment	0.3
Electronic Components-Semiconductors	0.3
Financial Guarantee Insurance	0.2
Real Estate Operations & Development	0.2
Gas-Distribution	0.2
Computer Data Security	0.1
Investment Management/Advisor Services	0.1
Publishing-Periodicals	0.1
Building-Heavy Construction	0.1
Savings & Loans/Thrifts	0.1

100.0%

Country Allocation*

United States	59.5%
Japan	8.8
Australia	5.3
Canada	4.0
United Kingdom	3.6
Netherlands	3.3
Spain	3.3
Switzerland	2.9
Norway	1.4
Germany	1.4
Ireland	1.3
Italy	1.1
Finland	0.8
Sweden	0.8
Denmark	0.5
Cayman Islands	0.5
Puerto Rico	0.4
Hong Kong	0.3
France	0.3
British Virgin Islands	0.3
Luxembourg	0.2

100.0%

*	Calculated as a percentage of net assets

192

SunAmerica Series Trust SA JPMorgan Global Equities Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019

Security Description	Shares	Value (Note 2)
COMMON STOCKS — 98.7%
Australia — 5.3%
BHP Group, Ltd.	68,708	$1,749,788
BlueScope Steel, Ltd.	141,977	1,289,848
CIMIC Group, Ltd.	101,840	3,325,329
Evolution Mining, Ltd.	1,075,025	3,148,053
Macquarie Group, Ltd.	6,812	578,256
Qantas Airways, Ltd.	870,808	3,449,769
South32, Ltd.	1,423,233	3,662,541
St. Barbara, Ltd.	1,078,147	3,942,519
Whitehaven Coal, Ltd.	970,768	3,502,719

		24,648,822

British Virgin Islands — 0.3%
Capri Holdings, Ltd.†	31,452	1,336,081

Canada — 4.0%
Canadian Imperial Bank of Commerce	46,694	3,959,191
Genworth MI Canada, Inc.	17,122	582,613
National Bank of Canada	11,253	529,271
OceanaGold Corp.	864,042	3,084,103
Quebecor, Inc., Class B	47,752	1,124,068
Royal Bank of Canada	69,873	5,318,846
Sun Life Financial, Inc.	11,402	411,321
TFI International, Inc.	51,469	1,515,142
Toronto-Dominion Bank	28,320	1,594,946
Tricon Capital Group, Inc.	58,900	461,266

		18,580,767

Cayman Islands — 0.5%
Herbalife Nutrition, Ltd.†	34,132	2,037,680

Denmark — 0.5%
Royal Unibrew A/S	9,183	691,271
Topdanmark A/S	35,235	1,680,745

		2,372,016

Finland — 0.8%
Neste Oyj	6,839	626,952
UPM-Kymmene Oyj	108,704	3,143,140

		3,770,092

France — 0.3%
Dassault Aviation SA	270	402,192
Peugeot SA	18,787	474,032
Rothschild & Co.	18,116	599,635

		1,475,859

Germany — 1.4%
Allianz SE	22,203	4,699,355
Evonik Industries AG	46,817	1,278,793
HOCHTIEF AG	3,131	467,716

		6,445,864

Hong Kong — 0.3%
Hang Seng Bank, Ltd.	66,600	1,538,372

Ireland — 1.3%
Allergan PLC	5,892	848,330
Horizon Pharma PLC†	85,359	1,834,365
Jazz Pharmaceuticals PLC†	13,462	1,694,731
Seagate Technology PLC	37,472	1,659,260

		6,036,686

Italy — 1.1%
A2A SpA	1,193,462	2,175,266
Eni SpA	26,917	455,892

Security Description	Shares	Value (Note 2)
Italy (continued)
ERG SpA	113,918	$2,230,951

		4,862,109

Japan — 8.8%
Astellas Pharma, Inc.	140,100	2,072,374
ITOCHU Corp.	127,900	2,339,654
Kansai Electric Power Co., Inc.	145,700	2,213,566
KDDI Corp.	18,800	470,444
KH Neochem Co., Ltd.	15,500	363,280
Kirin Holdings Co., Ltd.	101,600	2,418,096
Marubeni Corp.	270,900	2,106,962
Mitsubishi Corp.	68,900	2,013,089
Mitsui & Co., Ltd.	130,500	2,132,674
Nippon Telegraph & Telephone Corp.	45,900	1,970,069
NTT DOCOMO, Inc.	89,800	2,150,268
Oji Holdings Corp.	83,000	480,019
Open House Co., Ltd.	36,100	1,504,316
ORIX Corp.	115,600	1,741,261
Sankyu, Inc.	41,400	2,015,409
SBI Holdings, Inc.	20,900	445,133
Ship Healthcare Holdings, Inc.	40,400	1,523,289
Showa Shell Sekiyu KK	35,700	527,306
Sony Corp.	55,600	2,796,527
Sumitomo Corp.	129,600	2,001,731
Sumitomo Mitsui Financial Group, Inc.	25,900	962,997
Suzuki Motor Corp.	41,200	2,147,065
Taisei Corp.	45,300	2,126,316
Tokuyama Corp.	49,400	1,149,070
Toyota Motor Corp.	8,200	503,883
TS Tech Co., Ltd.	18,000	539,068

		40,713,866

Luxembourg — 0.2%
ADO Properties SA*	16,429	984,835

Netherlands — 3.3%
ASR Nederland NV	93,313	3,944,905
Euronext NV*	28,955	1,787,444
Fiat Chrysler Automobiles NV†	93,501	1,597,331
Flow Traders*	90,308	2,790,203
Koninklijke Ahold Delhaize NV	183,529	4,840,046
Wolters Kluwer NV	8,133	506,780

		15,466,709

Norway — 1.4%
Austevoll Seafood ASA	162,203	2,068,553
Leroy Seafood Group ASA	109,247	870,565
Salmar ASA	70,797	3,705,949

		6,645,067

Puerto Rico — 0.4%
Popular, Inc.	32,910	1,797,215

Spain — 3.3%
ACS Actividades de Construccion y Servicios SA	11,975	495,419
Cia de Distribucion Integral Logista Holdings SA	92,816	2,395,715
Enagas SA	33,224	967,562
Endesa SA	178,888	4,470,478
International Consolidated Airlines Group SA	427,190	3,613,947
Repsol SA	196,958	3,459,497

		15,402,618

193

SunAmerica Series Trust SA JPMorgan Global Equities Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 —(continued)

Security Description	Shares	Value (Note 2)
COMMON STOCKS (continued)
Sweden — 0.8%
Swedish Match AB	80,414	$3,601,580

Switzerland — 2.9%
Nestle SA	37,006	3,223,239
Novartis AG	44,771	3,907,335
Roche Holding AG	24,116	6,405,763

		13,536,337

United Kingdom — 3.6%
Anglo American PLC	23,950	611,190
Berkeley Group Holdings PLC	68,802	3,389,922
GlaxoSmithKline PLC	150,505	2,923,826
Legal & General Group PLC	1,068,789	3,640,175
National Express Group PLC	96,434	498,789
Next PLC	53,340	3,391,416
Pearson PLC	153,072	1,820,525
Rio Tinto PLC	10,626	587,686

		16,863,529

United States — 58.2%
AbbVie, Inc.	63,276	5,080,430
Adobe, Inc.†	13,151	3,259,081
AES Corp.	134,265	2,200,603
Allison Transmission Holdings, Inc.	85,741	4,173,014
Alphabet, Inc., Class C†	9,467	10,568,675
Amazon.com, Inc.†	5,037	8,657,243
AMC Networks, Inc., Class A†	30,456	1,916,901
American Eagle Outfitters, Inc.	21,633	456,889
Amgen, Inc.	29,136	5,451,637
Anthem, Inc.	10,029	3,038,787
Apple, Inc.	77,431	12,887,616
Applied Materials, Inc.	50,401	1,969,671
Arch Coal, Inc., Class A	13,312	1,173,187
AutoZone, Inc.†	2,484	2,104,792
Axos Financial, Inc.†	12,651	384,084
Bank of America Corp.	206,979	5,892,692
Baxter International, Inc.	7,684	557,013
Best Buy Co., Inc.	28,185	1,669,679
Biogen, Inc.†	8,392	2,801,082
Boeing Co.	12,987	5,008,047
Brinker International, Inc.	21,830	884,552
CACI International, Inc., Class A†	3,510	586,802
Celgene Corp.†	23,658	2,092,787
Chevron Corp.	55,345	6,345,304
Cisco Systems, Inc.	50,042	2,366,486
CIT Group, Inc.	45,177	2,086,726
Citigroup, Inc.	85,205	5,492,314
Citrix Systems, Inc.	39,737	4,074,632
ConocoPhillips	75,800	5,130,902
CoreLogic, Inc.†	80,384	2,917,939
Credit Acceptance Corp.†	4,400	1,751,288
Deckers Outdoor Corp.†	13,955	1,792,520
DiamondRock Hospitality Co.	115,657	1,175,075
Dunkin’ Brands Group, Inc.	48,999	3,351,042
DXC Technology Co.	44,864	2,876,680
eBay, Inc.†	121,175	4,077,539
EOG Resources, Inc.	32,691	3,242,947
Exxon Mobil Corp.	6,506	476,760
F5 Networks, Inc.†	11,745	1,890,358
Facebook, Inc., Class A†	17,236	2,873,069
Fortinet, Inc.†	8,515	651,993
FTI Consulting, Inc.†	44,741	3,056,705
Gilead Sciences, Inc.	64,661	4,526,917
Globus Medical, Inc., Class A†	67,395	3,036,145
H&R Block, Inc.	135,430	3,194,794
HCA Healthcare, Inc.	17,000	2,370,310
HollyFrontier Corp.	51,207	2,885,002

Security Description	Shares	Value (Note 2)
United States (continued)
HP, Inc.	87,596	$1,929,740
Humana, Inc.	15,406	4,760,300
Hyatt Hotels Corp., Class A	46,437	3,246,411
International Business Machines Corp.	25,756	3,462,121
Johnson & Johnson	4,376	582,358
KB Home	47,360	1,013,978
KLA-Tencor Corp.	4,978	530,505
Kohl’s Corp.	25,904	1,779,346
Lam Research Corp.	12,881	2,184,360
Lear Corp.	11,294	1,738,485
Lincoln National Corp.	23,260	1,360,477
M&T Bank Corp.	2,609	429,285
Marathon Petroleum Corp.	62,851	4,164,507
Mastercard, Inc., Class A	11,327	2,391,469
McKesson Corp.	29,661	3,804,023
MetLife, Inc.	17,987	821,466
Microsoft Corp.	107,014	11,175,472
Morgan Stanley	50,238	2,125,067
NetApp, Inc.	34,984	2,230,930
NRG Energy, Inc.	103,243	4,223,671
NVIDIA Corp.	8,372	1,203,475
OGE Energy Corp.	89,768	3,676,000
Oracle Corp.	45,646	2,292,799
Paramount Group, Inc.	83,933	1,215,350
PBF Energy, Inc., Class A	12,393	453,832
Perspecta, Inc.	23,376	468,689
Pfizer, Inc.	41,676	1,769,146
Phillips 66	5,312	506,818
PulteGroup, Inc.	66,923	1,861,129
Radian Group, Inc.	35,250	678,210
Ralph Lauren Corp.	17,590	2,042,903
Regions Financial Corp.	222,575	3,376,463
Ryman Hospitality Properties, Inc.	5,744	461,530
Sabre Corp.	20,145	462,932
Spirit AeroSystems Holdings, Inc., Class A	42,067	3,508,388
Steel Dynamics, Inc.	13,955	510,613
Tenet Healthcare Corp.†	42,440	933,256
Toll Brothers, Inc.	49,761	1,838,171
TRI Pointe Group, Inc.†	35,760	480,972
United Continental Holdings, Inc.†	42,312	3,692,568
United Rentals, Inc.†	12,393	1,552,347
United Therapeutics Corp.†	15,791	1,821,176
Urban Outfitters, Inc.†	56,239	1,816,520
Valero Energy Corp.	40,908	3,592,540
Varian Medical Systems, Inc.†	36,559	4,826,885
Visa, Inc., Class A	35,398	4,779,084
Vistra Energy Corp.†	84,482	2,121,343
VMware, Inc., Class A	26,760	4,042,633
Voya Financial, Inc.	14,279	662,974
Wendy’s Co.	197,535	3,421,306
Western Union Co.	98,145	1,791,146

		270,273,880

Total Common Stocks (cost $417,891,324)		458,389,984

RIGHTS — 0.0%
Spain — 0.0%
ACS Actividades de Construccion y Servicios SA† Expires 02/15/2019 (cost $6,127)	11,975	6,572

Total Long-Term Investment Securities (cost $417,897,451)		458,396,556

194

SunAmerica Series Trust SA JPMorgan Global Equities Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 —(continued)

Security Description	Principal Amount	Value (Note 2)
REPURCHASE AGREEMENTS — 1.3%
Agreement with Fixed Income Clearing Corp., bearing interest at 0.50%, dated 01/31/2019, to be repurchased 02/01/2019 in the amount of $6,051,084 and collateralized by $6,040,000 of United States Treasury Notes, bearing interest at 2.88% due 05/31/2025 and having an approximate value of $6,176,238 (cost $6,051,000)	$6,051,000	$6,051,000

TOTAL INVESTMENTS (cost $423,948,451)(1)	100.0%	464,447,556
Other assets less liabilities	0.0	142,247

NET ASSETS	100.0%	$464,589,803

†	Non-income producing security
*	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Portfolio has no right to demand registration of these securities. At January 31, 2019, the aggregate value of these securities was $5,562,482 representing 1.2% of net assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(1)	See Note 3 for cost of investments on a tax basis.

The following is a summary of the inputs used to value the Portfolio's net assets as of January 31, 2019 (see Note 2):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs		Level 3 - Significant Unobservable Inputs	Total
ASSETS:
Investments at Value:*
Common Stocks	$300,062,310	$158,327,674	**	$—	$458,389,984
Rights	6,572	—		—	6,572
Repurchase Agreements	—	6,051,000		—	6,051,000

Total Investments at Value	$300,068,882	$164,378,674		$—	$464,447,556

*	For a detailed presentation of investments, please refer to the Portfolio of Investments.
**	Represents foreign equity securities that have been fair valued in accordance with pricing procedures approved by the Board (see Note 2).

See Notes to Financial Statements

195

SunAmerica Series Trust SA JPMorgan MFS Core Bond Portfolio

PORTFOLIO PROFILE — January 31, 2019 — (unaudited)

Industry Allocation*

Diversified Financial Services	16.3%
Federal National Mtg. Assoc.	14.2
United States Treasury Bonds	11.8
United States Treasury Notes	7.0
Federal Home Loan Mtg. Corp.	6.8
Government National Mtg. Assoc.	6.4
Diversified Banking Institutions	6.3
Banks-Commercial	2.3
Electric-Integrated	1.7
Pipelines	1.5
Real Estate Investment Trusts	1.2
Banks-Super Regional	1.1
Oil Companies-Integrated	0.8
Finance-Investment Banker/Broker	0.8
Cable/Satellite TV	0.8
Municipal Bonds & Notes	0.8
Computers	0.7
Telephone-Integrated	0.7
Brewery	0.7
Auto-Cars/Light Trucks	0.6
U.S. Government Agencies	0.5
Pharmacy Services	0.5
Gas-Distribution	0.5
Food-Misc./Diversified	0.5
Small Business Administration	0.5
Containers-Paper/Plastic	0.5
Finance-Credit Card	0.5
Tobacco	0.5
Insurance-Life/Health	0.5
Applications Software	0.4
Aerospace/Defense-Equipment	0.4
Banks-Fiduciary	0.4
Medical-Hospitals	0.4
Medical-HMO	0.4
Electric-Distribution	0.4
Finance-Other Services	0.4
Airlines	0.4
Oil Companies-Exploration & Production	0.4
Building Products-Cement	0.3
Insurance Brokers	0.3
Multimedia	0.3
Oil Refining & Marketing	0.3
Metal-Copper	0.3
Metal-Diversified	0.3
Medical-Generic Drugs	0.3
Soap & Cleaning Preparation	0.3
Broadcast Services/Program	0.3
Medical Products	0.3
Sovereign	0.3
Electronic Components-Semiconductors	0.2
Rental Auto/Equipment	0.2
Investment Management/Advisor Services	0.2
Insurance-Property/Casualty	0.2
Data Processing/Management	0.2
Machinery-General Industrial	0.2
E-Commerce/Services	0.2
Retail-Consumer Electronics	0.2
Enterprise Software/Service	0.2
Chemicals-Diversified	0.2
Resolution Funding Corp	0.2
Retail-Discount	0.2

Veterinary Diagnostics	0.2%
Building Products-Wood	0.2
Transport-Rail	0.2
Special Purpose Entities	0.2
Metal-Iron	0.2
Machinery-Farming	0.2
Finance-Leasing Companies	0.2
Diversified Manufacturing Operations	0.2
Television	0.1
Cellular Telecom	0.1
Medical Labs & Testing Services	0.1
Resorts/Theme Parks	0.1
Steel-Producers	0.1
Radio	0.1
Insurance-Multi-line	0.1
Medical-Drugs	0.1
Building & Construction Products-Misc.	0.1
Registered Investment Companies	0.1
Non-Hazardous Waste Disposal	0.1
Insurance-Mutual	0.1
Insurance-Reinsurance	0.1
Electric-Generation	0.1
E-Commerce/Products	0.1
Electric-Transmission	0.1
Aerospace/Defense	0.1
Food-Confectionery	0.1
Building Products-Air & Heating	0.1
Medical-Biomedical/Gene	0.1
Machinery-Construction & Mining	0.1
Diagnostic Equipment	0.1
Retail-Building Products	0.1

100.2%

Credit Quality†#

Aaa	50.7%
Aa	4.2
A	12.2
Baa	18.4
Ba	2.2
B	0.5
Not Rated@	11.8

100.0%

*	Calculated as a percentage of net assets.
@	Represent debt issues that either have no rating, or the rating is unavailable from the data source.
†	Source: Moody’s
#	Calculated as percentage of total debt issues, excluding short-term securities.

196

SunAmerica Series Trust SA JPMorgan MFS Core Bond Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019

Security Description	Principal Amount	Value (Note 2)
ASSET BACKED SECURITIES — 16.0%
Diversified Financial Services — 16.0%
A Voce CLO, Ltd. FRS Series 2014-1A, Class A2R 4.34% (3 ML+1.55%) due 07/15/2026*(1)	$1,212,881	$1,204,985
Academic Loan Funding Trust FRS Series 2013-1A, Class A 3.31% (1 ML+0.80%) due 12/26/2044*	252,349	251,524
Allegro CLO II-S, Ltd. FRS Series 2014-1RA, Class A2 4.36% (3 ML+1.60%) due 10/21/2028*(1)	2,477,180	2,445,465
ALM V, Ltd. FRS Series 2012-5A, Class A2R3 4.03% (3 ML+1.25%) due 10/18/2027*(1)	1,580,000	1,575,007
ALM V, Ltd. FRS Series 2012-5A, Class BR3 4.43% (3 ML+1.65%) due 10/18/2027*(1)	670,000	652,754
American Credit Acceptance Receivables Trust Series 2016-4, Class C 2.91% due 02/13/2023*	286,452	286,008
American Credit Acceptance Receivables Trust Series 2018-2, Class B 3.46% due 08/10/2022*	924,000	925,382
American Homes 4 Rent Trust Series 2015-SFR1, Class A 3.47% due 04/17/2052*	931,566	925,230
American Homes 4 Rent Trust Series 2014-SFR3, Class A 3.68% due 12/17/2036*	1,390,634	1,397,825
American Homes 4 Rent Trust Series 2014-SFR2, Class A 3.79% due 10/17/2036*	928,230	939,702
American Homes 4 Rent Trust Series 2014-SFR3, Class C 4.60% due 12/17/2036*	150,000	155,224
American Homes 4 Rent Trust Series 2015-SFR1, Class E 5.64% due 04/17/2052*	370,000	394,925
American Homes 4 Rent Trust Series 2015-SFR2, Class E 6.07% due 10/17/2045*	500,000	543,364
American Homes 4 Rent Trust Series 2014-SFR2, Class E 6.23% due 10/17/2036*	150,000	163,810
American Homes 4 Rent Trust Series 2014-SFR3, Class E 6.42% due 12/17/2036*	275,000	303,581
American Tower Trust I Series 13, Class 2A 3.07% due 03/15/2048*	750,000	740,187
AmeriCredit Automobile Receivables Trust Series 2017-1, Class B 2.30% due 02/18/2022	305,000	302,231
AmeriCredit Automobile Receivables Trust Series 2017-1, Class C 2.71% due 08/18/2022	163,000	161,696

Security Description	Principal Amount	Value (Note 2)
Diversified Financial Services (continued)
AmeriCredit Automobile Receivables Trust Series 2017-1, Class D 3.13% due 01/18/2023	$366,000	$362,610
Ameriquest Mtg. Securities, Inc. FRS Series 2005-R11, Class M1 2.96% (1 ML+0.45%) due 01/25/2036	1,084,875	1,082,976
Anchor Assets LLC Series 2016-1, Class A 5.13% due 02/15/2020*	1,853,985	1,853,985
Arbor Realty Commercial Real Estate Notes, Ltd. FRS Series 2018-FL1, Class A 3.66% (1 ML+1.15%) due 06/15/2028*	3,380,000	3,335,083
Atrium XII FRS Series 12A, Class BR 4.11% (3 ML+1.35%) due 04/22/2027*(1)	2,950,000	2,912,948
B2R Mtg. Trust Series 2015-1, Class A1 2.52% due 05/15/2048*	179,214	177,621
B2R Mtg. Trust Series 2015-2, Class A 3.34% due 11/15/2048*	511,022	508,881
Babson CLO, Ltd. FRS Series 2013-IA, Class BR 4.01% (3 ML+1.25%) due 01/20/2028*(1)	4,300,018	4,211,068
Bancorp Commercial Mtg. Trust FRS Series 2018-CR3, Class A 3.36% (1 ML+0.85%) due 01/15/2033*(3)	2,273,317	2,246,111
Bancorp Commercial Mtg. Trust FRS Series 2018-CRE4, Class AS 3.61% (1 ML+1.10%) due 09/15/2035*(3)	1,005,000	1,002,042
Bancorp Commercial Mtg. Trust FRS Series 2018-CR3, Class AS 3.76% (1 ML+1.25%) due 01/15/2033*(3)	1,555,188	1,545,705
Bancorp Commercial Mtg. Trust FRS Series 2018-CRE4, Class B 3.76% (1 ML+1.25%) due 09/15/2035*(3)	905,000	900,575
Bancorp Commercial Mtg. Trust FRS Series 2018-CRE4, Class D 4.61% (1 ML+2.10%) due 09/15/2035*(3)	655,000	641,625
Bancorp Commercial Mtg. Trust FRS Series 2018-CR3, Class D 5.21% (1 ML+2.70%) due 01/15/2033*(3)	716,847	711,944
BCC Funding XIII LLC Series 2016-1, Class A2 2.20% due 12/20/2021*	132,201	131,746
Bear Stearns ARM Trust VRS Series 2003-5, Class 2A1 4.27% due 08/25/2033(4)(5)	179,195	179,348
Blackstone Mtg. Trust, Inc. FRS Series 2017-FL1, Class D 5.21% (1 ML+2.70%) due 06/15/2035*(3)	730,000	727,529

197

SunAmerica Series Trust SA JPMorgan MFS Core Bond Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Principal Amount	Value (Note 2)
ASSET BACKED SECURITIES (continued)
Diversified Financial Services (continued)
Business Jet Securities LLC Series 2018-1, Class A 4.34% due 02/15/2033*	$4,650,551	$4,674,388
Business Jet Securities LLC Series 2018-2, Class A 4.45% due 06/15/2033*	1,215,954	1,227,672
Cabela’s Master Credit Card Trust Series 2015-2, Class A1 2.25% due 07/17/2023	278,000	275,522
Camillo Issuer LLC Series 2016-SFR, Class 1A1 5.00% due 12/05/2023*(2)	1,420,377	1,417,271
Capital Auto Receivables Asset Trust Series 2018-1, Class A3 2.79% due 01/20/2022*	2,040,000	2,035,711
CarMax Auto Owner Trust Series 2018-2, Class A2 2.73% due 08/16/2021	988,672	987,014
Carnow Auto Receivables Trust Series 2017-1A, Class A 2.92% due 09/15/2022*	213,298	212,461
Chesapeake Funding II LLC Series 2016-1A, Class A1 2.11% due 03/15/2028*	675,891	674,331
Chesapeake Funding II LLC Series 2017-4A, Class A1 2.12% due 11/15/2029*	2,082,067	2,052,949
Chesapeake Funding II LLC Series 2018-1A, Class A1 3.04% due 04/15/2030*	2,459,537	2,460,338
Citi Held For Asset Issuance Series 2016-MF1, Class B 6.64% due 08/15/2022*	85,767	85,830
CLUB Credit Trust Series 2017-P2, Class A 2.61% due 01/15/2024*	457,100	454,985
Colony American Finance, Ltd. Series 2016-2, Class A 2.55% due 11/15/2048*	359,738	351,320
COMM Mtg. Trust Series 2015-LC19, Class A4 3.18% due 02/10/2048(3)	5,000,000	4,972,132
COMM Mtg. Trust Series 2015-DC1, Class A5 3.35% due 02/10/2048(3)	5,000,000	5,005,948
COMM Mtg. Trust FRS Series 2014-TWC, Class A 3.36% (1 ML+0.85%) due 02/13/2032*(3)	1,000,000	1,000,001
COMM Mtg. Trust Series 2017-COR2, Class A3 3.51% due 09/10/2050(3)	5,110,000	5,085,367
COMM Mtg. Trust Series 2015-CR24, Class A6 3.70% due 08/10/2048(3)	770,833	786,247
COMM Mtg. Trust Series 2015-LC21, Class A4 3.71% due 07/10/2048(3)	2,496,639	2,550,445
COMM Mtg. Trust Series 2015-CR25, Class A4 3.76% due 08/10/2048(3)	625,000	639,062

Security Description	Principal Amount	Value (Note 2)
Diversified Financial Services (continued)
COMM Mtg. Trust VRS Series 2018-HOME, Class A 3.82% due 04/10/2033*(3)(4)	$1,790,000	$1,811,243
COMM Mtg. Trust Series 2015-PC1, Class A5 3.90% due 07/10/2050(3)	1,137,175	1,171,356
CPS Auto Receivables Trust Series 2017-C, Class C 2.86% due 06/15/2023*	959,000	954,884
CPS Auto Receivables Trust Series 2016-C, Class C 3.27% due 06/15/2022*	210,000	210,033
CPS Auto Receivables Trust Series 2014-C, Class C 3.77% due 08/17/2020*	448,108	448,619
CPS Auto Receivables Trust Series 2017-C, Class D 3.79% due 06/15/2023*	495,000	495,275
CPS Auto Receivables Trust Series 2015-A, Class C 4.00% due 02/16/2021*	223,000	223,990
CPS Auto Receivables Trust Series 2015-B, Class C 4.20% due 05/17/2021*	425,000	428,058
CPS Auto Receivables Trust Series 2015-C, Class D 4.63% due 08/16/2021*	516,000	522,339
Credit Acceptance Auto Loan Trust Series 2017-1A, Class A 2.56% due 10/15/2025*	465,000	463,382
Credit Acceptance Auto Loan Trust Series 2018-1A, Class A 3.01% due 02/16/2027*	638,000	633,512
Credit Acceptance Auto Loan Trust Series 2017-2A, Class B 3.02% due 04/15/2026*	1,575,000	1,562,984
Credit Acceptance Auto Loan Trust Series 2017-1A, Class B 3.04% due 12/15/2025*	250,000	248,958
Credit Acceptance Auto Loan Trust Series 2017-2A, Class C 3.35% due 06/15/2026*	250,000	248,819
Credit Acceptance Auto Loan Trust Series 2017-1A, Class C 3.48% due 02/17/2026*	250,000	248,782
Credit Suisse First Boston Mtg. Securities Corp. VRS Series 2004-AR2, Class 2A1 4.12% due 03/25/2034(4)(5)	546,735	554,078
Cutwater, Ltd. FRS Series 2015-1A, Class BR 4.59% (3 ML+1.80%) due 01/15/2029*(1)	4,810,000	4,793,665
Cutwater, Ltd. FRS Series 2014-1A, Class BR 5.19% (3 ML+2.40%) due 07/15/2026*(1)	1,155,000	1,141,216
DBWF Mtg. Trust Series 2015-LCM, Class A1 3.00% due 06/10/2034*(3)	1,073,124	1,051,396
DBWF Mtg. Trust VRS Series 2015-LCM, Class A1 3.42% due 06/10/2034*(3)(4)	1,000,000	972,998

198

SunAmerica Series Trust SA JPMorgan MFS Core Bond Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Principal Amount	Value (Note 2)
ASSET BACKED SECURITIES (continued)
Diversified Financial Services (continued)
Diamond Resorts Owner Trust Series 2017-1A, Class A 3.27% due 10/22/2029*	$505,432	$499,608
Diamond Resorts Owner Trust Series 2018-1, Class A 3.70% due 01/21/2031*	1,081,398	1,091,430
Drive Auto Receivables Trust Series 2017-3, Class B 2.30% due 05/17/2021	1,570,558	1,569,452
Drive Auto Receivables Trust Series 2017-2, Class C 2.75% due 09/15/2023	1,318,000	1,316,219
Drive Auto Receivables Trust Series 2017-1, Class C 2.84% due 04/15/2022	2,523,000	2,520,935
Drive Auto Receivables Trust Series 2017-AA, Class C 2.98% due 01/18/2022*	304,011	303,815
Drive Auto Receivables Trust Series 2017-3, Class D 3.53% due 12/15/2023*	2,800,000	2,801,776
Drive Auto Receivables Trust Series 2018-4, Class C 3.66% due 11/15/2024	1,495,000	1,499,611
Drive Auto Receivables Trust Series 2018-3, Class C 3.72% due 09/16/2024	1,364,000	1,368,184
Drive Auto Receivables Trust Series 2015-BA, Class D 3.84% due 07/15/2021*	501,898	502,574
Drive Auto Receivables Trust Series 2017-1, Class D 3.84% due 03/15/2023	940,000	945,682
Drive Auto Receivables Trust Series 2016-AA, Class C 3.91% due 05/17/2021*	152,373	152,616
Drive Auto Receivables Trust Series 2019-1, Class D 4.09% due 06/15/2026	510,000	514,294
Drive Auto Receivables Trust Series 2015-AA, Class D 4.12% due 07/15/2022*	714,153	716,765
Drive Auto Receivables Trust Series 2017-AA, Class D 4.16% due 05/15/2024*	486,000	491,215
Drive Auto Receivables Trust Series 2016-CA, Class D 4.18% due 03/15/2024*	769,000	773,811
Drive Auto Receivables Trust Series 2015-CA, Class D 4.20% due 09/15/2021*	177,804	178,554
Drive Auto Receivables Trust Series 2015-DA, Class D 4.59% due 01/17/2023*	440,000	442,515
Dryden 55 CLO, Ltd. FRS Series 2018-55A, Class B 4.34% (3 ML+1.55%) due 04/15/2031*(1)	5,500,000	5,392,288
DSLA Mtg. Loan Trust FRS Series 2004-AR3, Class 2A2A 3.25% (1 ML+0.74%) due 07/19/2044(5)	1,055,500	1,055,155

Security Description	Principal Amount	Value (Note 2)
Diversified Financial Services (continued)
DT Auto Owner Trust Series 2017-2A, Class C 3.03% due 01/17/2023*	$709,000	$708,544
DT Auto Owner Trust Series 2018-1A, Class C 3.47% due 12/15/2023*	703,000	703,533
DT Auto Owner Trust Series 2017-1A, Class D 3.55% due 11/15/2022*	442,000	442,771
DT Auto Owner Trust Series 2017-3A, Class D 3.58% due 05/15/2023*	376,000	375,168
DT Auto Owner Trust Series 2018-2A, Class C 3.67% due 03/15/2024*	1,650,000	1,653,607
DT Auto Owner Trust Series 2016-4A, Class D 3.77% due 10/17/2022*	433,000	433,801
DT Auto Owner Trust Series 2018-1A, Class D 3.81% due 12/15/2023*	496,000	494,364
DT Auto Owner Trust Series 2015-2A, Class D 4.25% due 02/15/2022*	192,749	193,238
DT Auto Owner Trust Series 2017, Class B 5.84% due 12/16/2022(2)(7)	800,000	799,535
Engs Commercial Finance Trust Series 2016-1A, Class A2 2.63% due 02/22/2022*	154,496	153,730
Exantas Capital Corp. FRS Series 2018-RSO6, Class B 3.66% (1 ML+1.15%) due 06/15/2035*(3)	910,000	898,850
Exeter Automobile Receivables Trust Series 2017-3A, Class A 2.05% due 12/15/2021*	154,600	153,892
Exeter Automobile Receivables Trust Series 2016-3A, Class B 2.84% due 08/16/2021*	285,434	285,113
Exeter Automobile Receivables Trust Series 2016-2A, Class B 3.64% due 02/15/2022*	242,577	242,905
Exeter Automobile Receivables Trust Series 2018-4A, Class B 3.64% due 11/15/2022*	549,000	549,322
Exeter Automobile Receivables Trust Series 2017-3A, Class C 3.68% due 07/17/2023*	1,041,000	1,043,092
Exeter Automobile Receivables Trust Series 2017-1A, Class C 3.95% due 12/15/2022*	235,000	236,456
First Investors Auto Owner Trust Series 2017-2A, Class C 3.00% due 08/15/2023*	1,100,000	1,086,716
Flagship Credit Auto Trust Series 2015-3, Class A 2.38% due 10/15/2020*	25,068	25,058
Flagship Credit Auto Trust Series 2016-4, Class C 2.71% due 11/15/2022*	498,000	494,907
Flagship Credit Auto Trust Series 2015-3, Class B 3.68% due 03/15/2022*	252,000	252,706

199

SunAmerica Series Trust SA JPMorgan MFS Core Bond Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Principal Amount	Value (Note 2)
ASSET BACKED SECURITIES (continued)
Diversified Financial Services (continued)
Flagship Credit Auto Trust Series 2015-3, Class C 4.65% due 03/15/2022*	$189,000	$191,743
Flatiron CLO, Ltd. FRS Series 2015-1A, Class BR 4.19% (3 ML+1.40%) due 04/15/2027*(1)	4,102,328	4,065,579
Flatiron CLO, Ltd. FRS Series 2015-1A, Class CR 4.69% (3 ML+1.90%) due 04/15/2027*(1)	760,000	755,116
Ford Credit Auto Owner Trust Series 2014-1, Class A 2.26% due 11/15/2025*	1,800,000	1,796,223
Ford Credit Auto Owner Trust Series 2014-2, Class A 2.31% due 04/15/2026*	1,800,000	1,792,096
FORT CRE LLC FRS Series 2018-1A, Class A1 3.85% (1 ML+1.35%) due 10/21/2023*	2,787,500	2,763,762
FORT CRE LLC FRS Series 2018-1A, Class C 5.33% (1 ML+2.83%) due 12/21/2023*	2,370,000	2,368,964
FREED ABS Trust Series 2018-1, Class A 3.61% due 07/18/2024*	624,014	623,902
FREED ABS Trust Series 2018-2, Class A 3.99% due 10/20/2025*	1,589,391	1,591,979
GLS Auto Receivables Trust Series 2016-1A, Class B 4.39% due 01/15/2021*	133,806	134,062
GLS Auto Receivables Trust Series 2016-1A, Class C 6.90% due 10/15/2021*	500,000	515,168
GMF Floorplan Owner Revolving Trust Series 2017-2, Class C 2.63% due 07/15/2022*	1,513,000	1,499,007
GMF Floorplan Owner Revolving Trust FRS Series 2017-1, Class A2 3.08% (1 ML+0.57%) due 01/18/2022*	5,927,000	5,944,806
GoodGreen Trust Series 2017-2A, Class A 3.26% due 10/15/2053*	1,021,654	1,008,222
GoodGreen Trust Series 2017-1A, Class A 3.74% due 10/15/2052*	218,516	221,288
GoodGreen Trust Series 2017-R1, Class 5.00% due 10/20/2051*(2)	1,708,758	1,669,115
GPMT, Inc. FRS Series 2018-FL1, Class A 3.40% (1 ML+0.90%) due 11/21/2035*(3)	2,080,000	2,068,637
GS Mtg. Securities Corp. II Series 2015-GC30, Class A4 3.38% due 05/10/2050(3)	2,766,411	2,783,048

Security Description	Principal Amount	Value (Note 2)
Diversified Financial Services (continued)
GSR Mtg. Loan Trust FRS Series 2005-7F, Class 3A1 3.01% (1 ML+0.50%) due 09/25/2035(5)	$6,717	$6,454
Harbourview CLO VII, Ltd. FRS Series 7RA, Class B 4.48% (3 ML+1.70%) due 07/18/2031*(1)	2,865,000	2,834,422
Headlands Residential LLC Series 2017-RPL1, Class A 3.88% due 08/25/2022*(5)(6)	1,400,000	1,381,520
Headlands Residential LLC Series 2017-RPL, Class 4.25% due 06/25/2023(2)	1,790,000	1,783,942
HERO Funding Trust Series 2016-3A, Class A1 3.08% due 09/20/2042*	289,150	286,160
HERO Funding Trust Series 2017-3A, Class A2 3.95% due 09/20/2048*	930,404	954,767
HERO Funding Trust Series 2017-1A, Class A2 4.46% due 09/20/2047*	719,962	736,271
Hilton Grand Vacations Trust Series 2017-AA, Class A 2.66% due 12/26/2028*	211,956	209,041
Hunt CRE, Ltd. FRS Series 2018-FL2, Class AS 3.96% (1 ML+1.45%) due 08/15/2028*	351,000	344,385
Hunt CRE, Ltd. FRS Series 2018-FL2, Class B 4.16% (1 ML+1.65%) due 08/15/2028*	722,500	714,650
Hunt CRE, Ltd. FRS Series 2018-FL2, Class C 4.86% (1 ML+2.35%) due 08/15/2028*	238,500	233,147
Independence Plaza Trust Series 2018-INDP, Class A 3.76% due 07/10/2035*(3)	1,180,000	1,197,957
IndyMac INDX Mtg. Loan Trust VRS Series 2005-AR1, Class 1A1 3.92% due 03/25/2035(4)(5)	173,766	172,490
JPMBB Commercial Mtg. Securities Trust Series 2015-C28, Class A4 3.23% due 10/15/2048(3)	4,694,676	4,671,287
JPMBB Commercial Mtg. Securities Trust Series 2014-C26, Class A4 3.49% due 01/15/2048(3)	5,000,000	5,060,079
JPMCC Commercial Mtg. Securities Trust Series 2017-JP7, Class A5 3.45% due 09/15/2050(3)	2,847,257	2,838,738
JPMorgan Mtg. Trust VRS Series 2003-A1, Class 1A1 4.13% due 10/25/2033(4)(5)	499,438	504,364
Kabbage Asset Securitization LLC Series 2017-1, Class A 4.57% due 03/15/2022*	2,525,000	2,532,218

200

SunAmerica Series Trust SA JPMorgan MFS Core Bond Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Principal Amount	Value (Note 2)
ASSET BACKED SECURITIES (continued)
Diversified Financial Services (continued)
KREF, Ltd. FRS Series 2018-FL1, Class C 4.51% (1 ML+2.00%) due 06/15/2036*	$2,332,500	$2,291,681
Lendmark Funding Trust Series 2017-1A, Class A 2.83% due 12/22/2025*	587,000	580,047
LoanCore Issuer, Ltd. FRS Series 2018-CRE1, Class AS 4.01% (1 ML+1.50%) due 05/15/2028*	3,895,000	3,821,871
LoanCore Issuer, Ltd. FRS Series 2018-CRE1, Class C 5.06% (1 ML+2.55%) due 05/15/2028*	1,025,000	1,009,335
Loomis Sayles, Ltd. FRS Series 2015-2A, Class A1R 3.68% (3 ML+0.90%) due 04/15/2028*(1)	2,500,000	2,484,672
LV Tower 52 Series 2013-1, Class A 5.75% due 07/15/2019*	1,720,352	1,720,352
Mariner Finance Issuance Trust Series 2017-AA, Class A 3.62% due 02/20/2029*	633,000	633,241
Marlette Funding Trust Series 2018-1A, Class A 2.61% due 03/15/2028*	452,767	451,814
Marlette Funding Trust Series 2017-1A, Class A 2.83% due 03/15/2024*	84,845	84,817
Merrill Lynch Mtg. Investors Trust FRS Series 2003-F, Class A1 3.15% (1 ML+0.64%) due 10/25/2028(5)	489,328	482,623
Merrill Lynch Mtg. Investors Trust FRS Series 2003-G, Class A2 3.57% (6 ML+0.68%) due 01/25/2029(5)	1,065,204	1,060,934
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C21, Class A4 3.34% due 03/15/2048(3)	1,207,415	1,206,164
New Residential Advance Receivables Trust Series 2016-T2, Class AT2 2.58% due 10/15/2049*	350,000	348,101
NextGear Floorplan Master Owner Trust Series 2018-1A, Class A2 3.22% due 02/15/2023*	1,360,000	1,360,045
Oaktree CLO, Ltd. FRS Series 2014-2A, Class BR 5.02% (3 ML+2.55%) due 10/20/2026*(1)	555,000	554,290
OCP CLO, Ltd. FRS Series 2015-9A, Class A2R 4.14% (3 ML+1.35%) due 07/15/2027*(1)	2,490,000	2,453,452
Ocwen Master Advance Receivables Trust Series 2018-T2, Class CT2 4.19% due 08/15/2050*	1,011,000	1,012,759

Security Description	Principal Amount	Value (Note 2)
Diversified Financial Services (continued)
OL SP LLC Series 2018, Class A 4.16% due 02/09/2030	$1,545,768	$1,541,204
OnDeck Asset Securitization Trust LLC Series 2018-1A, Class A 3.50% due 04/18/2022*	516,000	516,968
OneMain Financial Issuance Trust Series 2015-2A, Class B 3.10% due 07/18/2025*	91,290	91,259
OneMain Financial Issuance Trust Series 2016-1A, Class A 3.66% due 02/20/2029*	703,824	705,433
OneMain Financial Issuance Trust Series 2015-1A, Class B 3.85% due 03/18/2026*	125,000	125,337
Oportun Funding IX LLC Series 2018-B, Class A 3.91% due 07/08/2024*	1,941,000	1,946,635
Oportun Funding VI LLC Series 2017-A, Class A 3.23% due 06/08/2023*	460,000	456,411
Oportun Funding VII LLC Series 2017-B, Class A 3.22% due 10/10/2023*	383,000	379,761
Oportun Funding VIII LLC Series 2018-A, Class A 3.61% due 03/08/2024*	1,012,000	1,009,129
Oportun Funding X LLC Series 2018-C, Class A 4.10% due 10/08/2024*	2,653,000	2,677,405
Parallel, Ltd. FRS Series 2015-1A, Class 1R 4.51% (3 ML+1.75%) due 07/20/2027*(1)	680,000	666,907
Parallel, Ltd. FRS Series 2015-1A, Class 2R 4.51% (3 ML+1.75%) due 07/20/2027*(1)	730,000	715,945
Pretium Mortgage Credit Partners LLC Series 2018-NPL4, Class A1 4.83% due 09/25/2058*(6)	1,173,809	1,175,902
Progress Residential Trust Series 2015-SFR2, Class A 2.74% due 06/12/2032*	1,608,104	1,588,067
Progress Residential Trust Series 2015-SFR3, Class A 3.07% due 11/12/2032*	1,734,237	1,717,322
Progress Residential Trust Series 2015-SFR2, Class B 3.14% due 06/12/2032*	503,000	498,347
Progress Residential Trust Series 2015-SFR2, Class C 3.44% due 06/12/2032*	855,000	848,387
Progress Residential Trust Series 2018-SFR2, Class E 4.66% due 08/17/2035*	1,002,000	1,004,925
Progress Residential Trust Series 2015-SFR3, Class D 4.67% due 11/12/2032*	400,000	403,145
Progress Residential Trust Series 2015-SFR3, Class E 5.66% due 11/12/2032*	250,000	254,967

201

SunAmerica Series Trust SA JPMorgan MFS Core Bond Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Principal Amount	Value (Note 2)
ASSET BACKED SECURITIES (continued)
Diversified Financial Services (continued)
Prosper Marketplace Issuance Trust Series 2017-3A, Class A 2.36% due 11/15/2023*	$202,010	$201,674
Purchasing Power Funding LLC Series 2018-A, Class A 3.34% due 08/15/2022*	2,390,000	2,384,622
Renew Financial Series 2017-1A, Class A 3.67% due 09/20/2052*	291,996	294,423
Rice Park Financing Trust Series 2016-A, Class A 4.63% due 10/31/2041*	1,194,188	1,193,281
Santander Drive Auto Receivables Trust Series 2015-5, Class E 4.67% due 02/15/2023*	1,900,000	1,917,937
Santander Retail Auto Lease Trust Series 2018-A, Class A3 2.93% due 05/20/2021*	958,000	957,541
Sequoia Mtg. Trust FRS Series 2004-9, Class A1 3.18% (1 ML+0.68%) due 10/20/2034(5)	952,453	928,357
Sequoia Mtg. Trust FRS Series 2003-1, Class 1A 3.23% (1 ML+0.76%) due 04/20/2033(5)	959,481	938,411
Shelter Growth Capital Partners FRS Series 2018-FL1, Class B 4.01% (1 ML+1.50%) due 01/15/2035*(3)	1,491,750	1,482,230
SoFi Consumer Loan Program LLC Series 2016-2A, Class A 3.09% due 10/27/2025*	150,880	150,502
Sonoran Auto Receivables Trust 2017-1 4.75% due 07/15/2024(2)(7)	2,517,677	2,533,009
Sonoran Auto Receivables Trust 2018-1 4.76% due 06/15/2025(2)(7)	1,670,508	1,679,913
Springleaf Funding Trust Series 2015-AA, Class A 3.16% due 11/15/2024*	548,464	548,315
Springleaf Funding Trust Series 2015-AA, Class B 3.62% due 11/15/2024*	544,000	544,179
Structured Asset Mtg. Investments II Trust FRS Series 2005-AR5, Class A3 2.75% (1 ML+0.25%) due 07/19/2035(5)	514,881	506,255
Synchrony Card Issuance Trust Series 2018-A1, Class A1 3.38% due 09/15/2024	1,200,000	1,214,397
Thornburg Mtg. Securities Trust VRS Series 2004-4, Class 3A 4.13% due 12/25/2044(4)(5)	174,725	175,037
TICP CLO I-2, Ltd. FRS Series 2018-IA, Class A2 4.01% (3 ML+1.50%) due 04/26/2028*(1)	2,991,269	2,940,989

Security Description	Principal Amount	Value (Note 2)
Diversified Financial Services (continued)
Tricolor Auto Securitization Trust Series 2018-1A, Class A 5.05% due 12/15/2020*	$901,015	$901,033
Tricon American Homes Trust Series 2016-SFR1, Class A 2.59% due 11/17/2033*	494,440	481,182
Upgrade Receivables Trust Series 2018-1A, Class A 3.76% due 11/15/2024*	517,395	517,315
Upstart Securitization Trust Series 2017-1, Class A 2.64% due 06/20/2024*	22,244	22,231
US Auto Funding LLC Series 2018-1A, Class A 5.50% due 07/15/2023*	1,348,654	1,360,582
Verizon Owner Trust Series 2016-1A, Class A 1.42% due 01/20/2021*	51,214	51,020
Verizon Owner Trust Series 2017-2A, Class A 1.92% due 12/20/2021*	1,415,000	1,403,415
Verizon Owner Trust Series 2017-3A, Class A1A 2.06% due 04/20/2022*	1,271,000	1,258,081
Verizon Owner Trust Series 2018-1A, Class A1A 2.82% due 09/20/2022*	2,565,000	2,562,456
Veros Automobile Receivables Trust Series 2018-1, Class B 4.05% due 02/15/2024*	1,800,000	1,812,246
VM DEBT LLC Series 2017-1, Class A 6.50% due 10/02/2024*	1,085,000	1,085,000
VOLT LLC Series 2018-FT1, Class A1 3.26% due 01/27/2023	420,025	415,060
VOLT LLC Series 2018-NPL6, Class A1A 4.11% due 09/25/2048*(6)	755,452	754,808
VOLT LXIV LLC Series 2017-NP11, Class 1A 3.38% due 10/25/2047*(6)	1,335,103	1,330,602
VOLT LXIX LLC Series 2018-NPL5, Class AIA 4.21% due 08/25/2048*(6)	734,587	735,044
VOLT LXVI Series 2018-NPL2 Class A1 4.34% due 05/25/2048*(6)	856,077	855,406
VOLT LXVII LLC Series 2018-NPL3, Class A1 4.38% due 06/25/2048*(6)	1,065,092	1,063,872
VOLT LXVIII LLC Series 2018-NPL4, Class A1A 4.34% due 07/27/2048*(6)	896,042	896,148
VOLT LXXII LLC Series 2018-NPL8, Class A1A 4.21% due 10/26/2048*(6)	2,312,141	2,302,496
VOLT LXXV LLC Series 2019-NPL1, Class A1A 4.34% due 01/25/2049*(6)	1,470,000	1,470,748
VSE Voi Mtg. LLC Series 2018-A, Class A 3.56% due 02/20/2036*	680,410	686,669

202

SunAmerica Series Trust SA JPMorgan MFS Core Bond Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Principal Amount	Value (Note 2)
ASSET BACKED SECURITIES (continued)
Diversified Financial Services (continued)
WaMu Mtg. Pass-Through Certs. Trust FRS Series 2005-AR6, Class 2A1A 2.97% (1 ML+0.46%) due 04/25/2045(5)	$57,109	$57,179
Wells Fargo Commercial Mtg. Trust Series 2016-LC25, Class A4 3.64% due 12/15/2059(3)	5,195,581	5,224,505
Wells Fargo Commercial Mtg. Trust Series 2015-C30, Class A4 3.66% due 09/15/2058(3)	729,000	738,929
Wells Fargo Commercial Mtg. Trust Series 2014-LC16, Class A5 3.82% due 08/15/2050(3)	5,000,000	5,114,947
Wells Fargo Mtg. Backed Securities Trust VRS Series 2004-S, Class A1 4.61% due 09/25/2034(4)(5)	619,887	634,716
Wells Fargo Mtg. Backed Securities Trust VRS Series 2005-AR10, Class 2A16 4.68% due 06/25/2035(4)(5)	441,109	444,605
West CLO, Ltd. FRS Series 2014-1A, Class A2R 4.13% (3 ML+1.35%) due 07/18/2026*(1)	3,146,734	3,110,418
West CLO, Ltd. FRS Series 2014-1A, Class CR 5.78% (3 ML+3.00%) due 07/18/2026*(1)	650,000	636,733
Westgate Resorts LLC Series 2017-1A, Class A 3.05% due 12/20/2030*	292,263	289,238
Westlake Automobile Receivables Trust Series 2017-1A, Class C 2.70% due 10/17/2022*	279,000	278,210
Westlake Automobile Receivables Trust Series 2016-2A, Class D 4.10% due 06/15/2021*	210,000	211,104
World Omni Automobile Lease Securitization Trust Series 2018-A, Class A3 2.83% due 07/15/2021	950,000	949,289

Total Asset Backed Securities (cost $286,854,845)		284,779,707

U.S. CORPORATE BONDS & NOTES — 26.9%
Aerospace/Defense — 0.1%
Lockheed Martin Corp. Senior Notes 3.10% due 01/15/2023	104,000	104,363
Lockheed Martin Corp. Senior Notes 4.50% due 05/15/2036	300,000	314,414
Northrop Grumman Corp. Senior Notes 3.20% due 02/01/2027	223,000	215,741
Northrop Grumman Corp. Senior Notes 3.25% due 01/15/2028	100,000	96,764
Northrop Grumman Corp. Senior Notes 3.85% due 04/15/2045	51,000	47,237

Security Description	Principal Amount	Value (Note 2)
Aerospace/Defense (continued)
Rockwell Collins, Inc. Senior Notes 3.20% due 03/15/2024	$105,000	$102,488
Rockwell Collins, Inc. Senior Notes 4.35% due 04/15/2047	50,000	47,595

		928,602

Aerospace/Defense-Equipment — 0.4%
Harris Corp. Senior Notes 3.83% due 04/27/2025	100,000	99,596
Harris Corp. Senior Notes 4.85% due 04/27/2035	200,000	204,660
TransDigm, Inc. Company Guar. Notes 6.50% due 07/15/2024	2,578,000	2,542,553
United Technologies Corp. Senior Notes 3.95% due 08/16/2025	895,000	915,706
United Technologies Corp. Senior Notes 4.05% due 05/04/2047	2,503,000	2,336,574
United Technologies Corp. Senior Notes 4.15% due 05/15/2045	296,000	283,521
United Technologies Corp. Senior Notes 4.45% due 11/16/2038	1,018,000	1,022,796

		7,405,406

Agricultural Chemicals — 0.0%
Mosaic Co. Senior Notes 5.63% due 11/15/2043	400,000	412,343

Agricultural Operations — 0.0%
Bunge, Ltd. Finance Corp. Company Guar. Notes 3.50% due 11/24/2020	122,000	122,045
Cargill, Inc. Senior Notes 3.25% due 03/01/2023*	45,000	45,103

		167,148

Airlines — 0.3%
American Airlines Pass-Through Trust Pass-Through Certs. Series 2016-3, Class A 3.00% due 04/15/2030	263,741	250,563
American Airlines Pass-Through Trust Pass-Through Certs. Series 2016-2, Class A 3.65% due 12/15/2029	52,171	49,677
American Airlines Pass-Through Trust Pass-Through Certs. Series 2017-1, Class AA 3.65% due 08/15/2030	186,598	182,907
American Airlines Pass-Through Trust Pass-Through Certs. Series 2017-2, Class B 3.70% due 04/15/2027	535,488	516,462

203

SunAmerica Series Trust SA JPMorgan MFS Core Bond Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Principal Amount	Value (Note 2)
U.S. CORPORATE BONDS & NOTES (continued)
Airlines (continued)
American Airlines Pass-Through Trust Pass-Through Certs. Series 2014-1, Class A 3.70% due 04/01/2028	$272,211	$266,119
American Airlines Pass-Through Trust Pass-Through Certs. Series 2013-2, Class A 4.95% due 07/15/2024	102,122	104,297
Continental Airlines Pass-Through Trust Pass Through Certs. Series 2012-2, Class A 4.00% due 04/29/2026	94,304	93,701
Continental Airlines Pass-Through Trust Pass-Through Certs. Series 2012-1, Class A 4.15% due 10/11/2025	437,578	437,491
Spirit Airlines Pass-Through Trust Pass-Through Certs. Series 2017-1, Class AA 3.38% due 08/15/2031	209,977	201,184
United Airlines Pass-Through Trust Pass-Through Certs. Series 2016-1, Class A 3.45% due 01/07/2030	137,207	131,088
United Airlines Pass-Through Trust Pass-Through Certs. Series 2018-1, Class AA 3.50% due 09/01/2031	547,000	529,947
United Airlines Pass-Through Trust Pass-Through Certs. Series 2016-1, Class B 3.65% due 07/07/2027	210,301	199,606
United Airlines Pass-Through Trust Pass-Through Certs. Series 2018-1, Class A 3.70% due 09/01/2031	323,000	311,186
United Airlines Pass-Through Trust Pass-Through Certs. Series 2014-1, Class A 4.00% due 10/11/2027	301,278	298,958
United Airlines Pass-Through Trust Pass-Through Certs. Series 2019-1, Class AA 4.15% due 02/25/2033	560,000	566,339
United Airlines Pass-Through Trust Pass-Through Certs. Series 2019-1, Class A 4.55% due 02/25/2033	500,000	499,750
United Airlines Pass-Through Trust Pass-Through Certs. Series 2018-1, Class B 4.60% due 09/01/2027	142,000	142,007

		4,781,282

Applications Software — 0.4%
Microsoft Corp. Senior Notes 2.00% due 08/08/2023	3,193,000	3,101,641
Microsoft Corp. Senior Notes 2.38% due 02/12/2022	175,000	173,928

Security Description	Principal Amount	Value (Note 2)
Applications Software (continued)
Microsoft Corp. Senior Notes 2.38% due 05/01/2023	$65,000	$64,281
Microsoft Corp. Senior Notes 2.40% due 08/08/2026	200,000	190,726
Microsoft Corp. Senior Notes 2.88% due 02/06/2024	351,000	352,941
Microsoft Corp. Senior Notes 3.30% due 02/06/2027	223,000	226,005
Microsoft Corp. Senior Notes 3.50% due 02/12/2035	137,000	135,198
Microsoft Corp. Senior Notes 4.00% due 02/12/2055	143,000	146,036
Microsoft Corp. Senior Notes 4.10% due 02/06/2037	2,561,000	2,698,577
Microsoft Corp. Senior Notes 4.20% due 11/03/2035	154,000	164,719
Microsoft Corp. Senior Notes 4.50% due 02/06/2057	333,000	370,891
Microsoft Corp. Senior Notes 4.75% due 11/03/2055	217,000	250,167

		7,875,110

Auto-Cars/Light Trucks — 0.6%
American Honda Finance Corp. Senior Notes 2.45% due 09/24/2020	165,000	164,010
Daimler Finance North America LLC Company Guar. Notes 2.30% due 01/06/2020*	1,080,000	1,070,395
General Motors Co. Senior Notes 4.88% due 10/02/2023	1,200,000	1,216,945
General Motors Co. Senior Notes 5.15% due 04/01/2038	150,000	132,192
General Motors Co. Senior Notes 5.20% due 04/01/2045(2)	1,200,000	1,043,888
General Motors Financial Co., Inc. Company Guar. Notes 3.45% due 04/10/2022	2,136,000	2,088,446
General Motors Financial Co., Inc. Company Guar. Notes 3.50% due 11/07/2024	290,000	269,513
General Motors Financial Co., Inc. Company Guar. Notes 3.70% due 05/09/2023	284,000	274,311
General Motors Financial Co., Inc. Company Guar. Notes 3.95% due 04/13/2024	525,000	502,936
General Motors Financial Co., Inc. Company Guar. Notes 4.00% due 10/06/2026	1,466,000	1,350,598

204

SunAmerica Series Trust SA JPMorgan MFS Core Bond Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Principal Amount	Value (Note 2)
U.S. CORPORATE BONDS & NOTES (continued)
Auto-Cars/Light Trucks (continued)
General Motors Financial Co., Inc. Company Guar. Notes 4.30% due 07/13/2025	$150,000	$143,702
General Motors Financial Co., Inc. Company Guar. Notes 4.35% due 04/09/2025	1,785,000	1,726,424
Hyundai Capital America Senior Notes 2.00% due 07/01/2019*	86,000	85,529
Nissan Motor Acceptance Corp. Senior Notes 2.55% due 03/08/2021*	250,000	243,860
Nissan Motor Acceptance Corp. Senior Notes 3.15% due 03/15/2021*	150,000	147,801
Toyota Motor Credit Corp. Senior Notes 2.13% due 07/18/2019	360,000	359,185

		10,819,735

Banks-Commercial — 0.6%
BB&T Corp. Senior Notes 2.45% due 01/15/2020	270,000	268,976
BB&T Corp. Senior Notes 2.63% due 06/29/2020	250,000	249,130
Citizens Bank NA Senior Notes 3.70% due 03/29/2023	340,000	342,895
Citizens Financial Group, Inc. Senior Notes 2.38% due 07/28/2021	47,000	45,950
Citizens Financial Group, Inc. Sub. Notes 4.30% due 12/03/2025	94,000	93,479
Compass Bank Senior Notes 2.88% due 06/29/2022	4,211,000	4,077,586
Discover Bank Senior Notes 4.20% due 08/08/2023	475,000	481,920
Fifth Third Bank Senior Notes 2.88% due 10/01/2021	450,000	446,164
MUFG Union Bank NA Senior Notes 2.25% due 05/06/2019	300,000	299,530
PNC Bank NA Senior Notes 3.10% due 10/25/2027	4,059,000	3,953,093
Regions Financial Corp. Senior Notes 3.20% due 02/08/2021	214,000	213,958

		10,472,681

Banks-Fiduciary — 0.4%
Bank of New York Mellon Corp. Senior Notes 2.15% due 02/24/2020	52,000	51,653
Bank of New York Mellon Corp. Senior Notes 2.60% due 08/17/2020	120,000	119,516

Security Description	Principal Amount	Value (Note 2)
Banks-Fiduciary (continued)
Bank of New York Mellon Corp. Senior Notes 2.60% due 02/07/2022	$100,000	$98,983
Bank of New York Mellon Corp. Senior Notes 3.25% due 09/11/2024	720,000	721,127
Bank of New York Mellon Corp. Senior Notes 3.44% due 02/07/2028	5,131,000	5,134,006
Northern Trust Corp. Sub. Notes 3.38% due 05/08/2032	105,000	100,215
State Street Corp. Sub. Notes 3.10% due 05/15/2023	540,000	537,931
State Street Corp. Senior Notes 3.55% due 08/18/2025	88,000	89,588

		6,853,019

Banks-Super Regional — 1.1%
Fifth Third Bancorp Senior Notes 3.65% due 01/25/2024	3,950,000	3,980,141
Fifth Third Bancorp Senior Notes 3.95% due 03/14/2028	250,000	251,541
Huntington Bancshares, Inc. Senior Notes 2.30% due 01/14/2022	339,000	329,979
Huntington National Bank Senior Notes 2.88% due 08/20/2020	250,000	249,371
KeyCorp. Senior Notes 4.15% due 10/29/2025	75,000	77,234
KeyCorp. Senior Notes 5.10% due 03/24/2021	450,000	468,905
SunTrust Banks, Inc. Senior Notes 2.70% due 01/27/2022	102,000	100,250
SunTrust Banks, Inc. Senior Notes 2.90% due 03/03/2021	103,000	102,669
SunTrust Banks, Inc. Senior Notes 4.00% due 05/01/2025	53,000	54,027
US Bancorp Senior Notes 2.20% due 04/25/2019	360,000	359,625
US Bancorp Senior Notes 2.35% due 01/29/2021	300,000	296,952
US Bancorp Senior Notes 2.38% due 07/22/2026	400,000	373,527
Wells Fargo & Co. Senior Notes 3.07% due 01/24/2023	4,523,000	4,498,299
Wells Fargo & Co. Senior Notes 3.30% due 09/09/2024	1,440,000	1,434,160

205

SunAmerica Series Trust SA JPMorgan MFS Core Bond Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Principal Amount	Value (Note 2)
U.S. CORPORATE BONDS & NOTES (continued)
Banks-Super Regional (continued)
Wells Fargo & Co. Senior Notes 3.55% due 09/29/2025	$200,000	$200,880
Wells Fargo & Co. Sub. Notes 4.10% due 06/03/2026	544,000	549,214
Wells Fargo & Co. Senior Notes 4.15% due 01/24/2029	5,057,000	5,193,356
Wells Fargo & Co. Sub. Notes 4.65% due 11/04/2044	450,000	452,461
Wells Fargo & Co. Sub. Notes 4.90% due 11/17/2045	112,000	116,906

		19,089,497

Beverages-Non-alcoholic — 0.0%
Dr. Pepper Snapple Group, Inc. Company Guar. Notes 3.13% due 12/15/2023	200,000	193,002
Dr. Pepper Snapple Group, Inc. Company Guar. Notes 3.43% due 06/15/2027	75,000	70,118
Keurig Dr Pepper, Inc. Company Guar. Notes 4.42% due 05/25/2025*	112,000	113,756
Keurig Dr Pepper, Inc. Company Guar. Notes 4.99% due 05/25/2038*	161,000	158,693
PepsiCo, Inc. Senior Notes 4.60% due 07/17/2045	118,000	128,942

		664,511

Beverages-Wine/Spirits — 0.0%
Constellation Brands, Inc. Company Guar. Notes 4.40% due 11/15/2025	145,000	149,435
Constellation Brands, Inc. Company Guar. Notes 5.25% due 11/15/2048	85,000	88,860

		238,295

Brewery — 0.7%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. Company Guar. Notes 3.65% due 02/01/2026*	300,000	294,751
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. Company Guar. Notes 4.70% due 02/01/2036*	1,040,000	999,389
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. Company Guar. Notes 4.90% due 02/01/2046*	1,380,000	1,316,058
Anheuser-Busch InBev Finance, Inc. Company Guar. Notes 3.30% due 02/01/2023	2,000,000	1,995,375
Anheuser-Busch InBev Finance, Inc. Company Guar. Notes 3.70% due 02/01/2024	1,244,000	1,252,702

Security Description	Principal Amount	Value (Note 2)
Brewery (continued)
Anheuser-Busch InBev Worldwide, Inc. Company Guar. Notes 3.75% due 01/15/2022	$1,890,000	$1,924,747
Anheuser-Busch InBev Worldwide, Inc. Company Guar. Notes 4.38% due 04/15/2038	540,000	493,629
Anheuser-Busch InBev Worldwide, Inc. Company Guar. Notes 4.75% due 01/23/2029	425,000	441,070
Anheuser-Busch InBev Worldwide, Inc. Company Guar. Notes 4.75% due 04/15/2058	325,000	289,116
Anheuser-Busch InBev Worldwide, Inc. Company Guar. Notes 5.45% due 01/23/2039	2,684,000	2,804,249

		11,811,086

Broadcast Services/Program — 0.3%
Discovery Communications LLC Company Guar. Notes 6.35% due 06/01/2040	350,000	374,498
Fox Corp. Company Guar. Notes 4.71% due 01/25/2029*	4,001,000	4,173,894

		4,548,392

Building & Construction Products-Misc. — 0.1%
Standard Industries, Inc. Senior Notes 5.38% due 11/15/2024*	1,018,000	1,010,365
Standard Industries, Inc. Senior Notes 6.00% due 10/15/2025*	1,018,000	1,023,090

		2,033,455

Building Products-Cement — 0.3%
CRH America, Inc. Company Guar. Notes 5.13% due 05/18/2045*	200,000	195,261
Martin Marietta Materials, Inc. Senior Notes 3.45% due 06/01/2027	733,000	675,712
Martin Marietta Materials, Inc. Senior Notes 4.25% due 07/02/2024	3,569,000	3,613,011
Martin Marietta Materials, Inc. Senior Notes 4.25% due 12/15/2047	1,504,000	1,228,167

		5,712,151

Building Products-Wood — 0.2%
Masco Corp. Senior Notes 4.38% due 04/01/2026	2,400,000	2,399,544
Masco Corp. Senior Notes 6.50% due 08/15/2032	250,000	276,524

		2,676,068

Cable/Satellite TV — 0.8%
CCO Holdings LLC/CCO Holdings Capital Corp. Senior Notes 5.75% due 01/15/2024	280,000	285,600

206

SunAmerica Series Trust SA JPMorgan MFS Core Bond Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Principal Amount	Value (Note 2)
U.S. CORPORATE BONDS & NOTES (continued)
Cable/Satellite TV (continued)
Charter Communications Operating LLC/Charter Communications Operating Capital Senior Sec. Notes 4.91% due 07/23/2025	$3,399,000	$3,494,322
Charter Communications Operating LLC/Charter Communications Operating Capital Senior Sec. Notes 5.38% due 04/01/2038	138,000	132,825
Charter Communications Operating LLC/Charter Communications Operating Capital Senior Sec. Notes 6.38% due 10/23/2035	131,000	139,883
Charter Communications Operating LLC/Charter Communications Operating Capital Senior Sec. Notes 6.83% due 10/23/2055	175,000	188,691
Comcast Corp. Company Guar. Notes 3.15% due 03/01/2026	338,000	329,547
Comcast Corp. Company Guar. Notes 3.20% due 07/15/2036	300,000	261,361
Comcast Corp. Company Guar. Notes 3.90% due 03/01/2038	273,000	259,443
Comcast Corp. Company Guar. Notes 3.95% due 10/15/2025	318,000	329,089
Comcast Corp. Company Guar. Notes 4.20% due 08/15/2034	630,000	634,888
Comcast Corp. Company Guar. Notes 4.60% due 10/15/2038	385,000	397,951
Comcast Corp. Company Guar. Notes 4.95% due 10/15/2058	485,000	512,131
Comcast Corp. Company Guar. Notes 6.50% due 11/15/2035	206,000	253,457
Cox Communications, Inc. Senior Notes 3.15% due 08/15/2024*	2,762,000	2,680,595
Cox Communications, Inc. Senior Notes 3.35% due 09/15/2026*	134,000	126,342
Cox Communications, Inc. Senior Notes 4.60% due 08/15/2047*	137,000	123,682
Cox Communications, Inc. Senior Notes 4.80% due 02/01/2035*	360,000	332,951
Time Warner Cable LLC Senior Sec. Notes 4.50% due 09/15/2042	2,877,000	2,398,249
Time Warner Cable LLC Senior Sec. Notes 5.00% due 02/01/2020	720,000	730,617

Security Description	Principal Amount	Value (Note 2)
Cable/Satellite TV (continued)
Time Warner Cable LLC Senior Sec. Notes 5.50% due 09/01/2041	$150,000	$140,571

		13,752,195

Cellular Telecom — 0.0%
Crown Castle Towers LLC Mtg. Notes 3.22% due 05/15/2042*	208,000	206,003
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC Senior Sec. Notes 3.36% due 03/20/2023*	556,188	553,129

		759,132

Chemicals-Diversified — 0.2%
Dow Chemical Co. Senior Notes 3.00% due 11/15/2022	270,000	268,702
Dow Chemical Co. Senior Notes 4.13% due 11/15/2021	270,000	276,554
DowDuPont, Inc. Senior Notes 4.49% due 11/15/2025	330,000	346,513
DowDuPont, Inc. Senior Notes 5.32% due 11/15/2038	165,000	177,838
SASOL Financing USA LLC Company Guar. Notes 6.50% due 09/27/2028	1,743,000	1,840,067
Westlake Chemical Corp. Company Guar. Notes 4.38% due 11/15/2047	119,000	99,915

		3,009,589

Chemicals-Specialty — 0.0%
Albemarle Corp. Senior Notes 5.45% due 12/01/2044	150,000	150,794
International Flavors & Fragrances, Inc. Senior Notes 4.45% due 09/26/2028	135,000	139,338
International Flavors & Fragrances, Inc. Senior Notes 5.00% due 09/26/2048	143,000	147,009

		437,141

Coatings/Paint — 0.0%
Sherwin-Williams Co. Senior Notes 3.13% due 06/01/2024	103,000	100,243

Commercial Services — 0.0%
Ecolab, Inc. Senior Notes 3.25% due 01/14/2023	154,000	154,407
Ecolab, Inc. Senior Notes 3.25% due 12/01/2027	129,000	126,928

		281,335

207

SunAmerica Series Trust SA JPMorgan MFS Core Bond Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Principal Amount	Value (Note 2)
U.S. CORPORATE BONDS & NOTES (continued)
Computer Services — 0.0%
DXC Technology Co. Senior Notes 4.25% due 04/15/2024	$129,000	$126,082
IBM Credit LLC Senior Notes 2.65% due 02/05/2021	300,000	298,496
IBM Credit LLC Senior Notes 3.00% due 02/06/2023	400,000	396,661

		821,239

Computers — 0.7%
Apple, Inc. Senior Notes 2.15% due 02/09/2022	327,000	322,014
Apple, Inc. Senior Notes 2.75% due 01/13/2025	400,000	394,403
Apple, Inc. Senior Notes 2.85% due 05/06/2021	700,000	703,238
Apple, Inc. Senior Notes 2.90% due 09/12/2027	3,086,000	2,980,581
Apple, Inc. Senior Notes 3.00% due 02/09/2024	469,000	471,342
Apple, Inc. Senior Notes 3.00% due 06/20/2027	300,000	293,013
Apple, Inc. Senior Notes 3.20% due 05/13/2025	288,000	289,835
Apple, Inc. Senior Notes 3.20% due 05/11/2027	171,000	169,458
Apple, Inc. Senior Notes 3.35% due 02/09/2027	4,056,000	4,069,287
Apple, Inc. Senior Notes 3.45% due 05/06/2024	186,000	190,629
Apple, Inc. Senior Notes 3.45% due 02/09/2045	519,000	472,869
Apple, Inc. Senior Notes 3.85% due 08/04/2046	362,000	349,638
Apple, Inc. Senior Notes 4.38% due 05/13/2045	1,451,000	1,526,514
Diamond 1 Finance Corp./Diamond 2 Finance Corp. Senior Sec. Notes 6.02% due 06/15/2026*	590,000	617,118

		12,849,939

Containers-Paper/Plastic — 0.5%
Berry Global, Inc. Sec. Notes 5.13% due 07/15/2023	2,517,000	2,524,123

Security Description	Principal Amount	Value (Note 2)
Containers-Paper/Plastic (continued)
Packaging Corp. of America Senior Notes 3.65% due 09/15/2024	$3,100,000	$3,064,589
Sealed Air Corp. Company Guar. Notes 5.13% due 12/01/2024*	2,250,000	2,273,175
WestRock Co. Company Guar. Notes 3.75% due 03/15/2025*	300,000	294,577

		8,156,464

Cosmetics & Toiletries — 0.0%
Procter & Gamble Co. Senior Notes 2.70% due 02/02/2026	300,000	293,150
Unilever Capital Corp. Company Guar. Notes 3.38% due 03/22/2025	120,000	120,971

		414,121

Data Processing/Management — 0.2%
Fidelity National Information Services, Inc. Senior Notes 3.00% due 08/15/2026	3,071,000	2,856,613
Fidelity National Information Services, Inc. Senior Notes 4.75% due 05/15/2048	693,000	657,953

		3,514,566

Diagnostic Equipment — 0.1%
Danaher Corp. Senior Notes 2.40% due 09/15/2020	81,000	80,402
Thermo Fisher Scientific, Inc. Senior Notes 3.15% due 01/15/2023	450,000	447,734
Thermo Fisher Scientific, Inc. Senior Notes 4.15% due 02/01/2024	450,000	464,735

		992,871

Distribution/Wholesale — 0.0%
WW Grainger, Inc. Senior Notes 4.60% due 06/15/2045	104,000	107,277

Diversified Banking Institutions — 3.9%
Bank of America Corp. Senior Notes 2.50% due 10/21/2022	359,000	350,838
Bank of America Corp. Senior Notes 2.63% due 10/19/2020	400,000	398,173
Bank of America Corp. Senior Notes 2.65% due 04/01/2019	365,000	365,001
Bank of America Corp. Senior Notes 2.88% due 04/24/2023	630,000	622,374
Bank of America Corp. Senior Notes 3.00% due 12/20/2023	758,000	748,329

208

SunAmerica Series Trust SA JPMorgan MFS Core Bond Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Principal Amount	Value (Note 2)
U.S. CORPORATE BONDS & NOTES (continued)
Diversified Banking Institutions (continued)
Bank of America Corp. Senior Notes 3.09% due 10/01/2025	$390,000	$379,821
Bank of America Corp. Senior Notes 3.12% due 01/20/2023	144,000	143,498
Bank of America Corp. Senior Notes 3.25% due 10/21/2027	500,000	478,426
Bank of America Corp. Senior Notes 3.30% due 01/11/2023	2,916,000	2,930,726
Bank of America Corp. Senior Notes 3.37% due 01/23/2026	200,000	197,014
Bank of America Corp. Senior Notes 3.42% due 12/20/2028	3,566,000	3,440,579
Bank of America Corp. Senior Notes 3.50% due 05/17/2022	173,000	174,381
Bank of America Corp. Senior Notes 3.71% due 04/24/2028	1,000,000	985,971
Bank of America Corp. Sub. Notes 3.95% due 04/21/2025	1,554,000	1,560,328
Bank of America Corp. Senior Notes 3.97% due 03/05/2029	2,482,000	2,493,590
Bank of America Corp. Sub. Notes 4.00% due 01/22/2025	292,000	294,295
Bank of America Corp. Sub. Notes 4.25% due 10/22/2026	270,000	272,956
Bank of America Corp. Senior Notes 4.44% due 01/20/2048	5,444,000	5,547,935
Bank of America Corp. Sub. Notes 4.45% due 03/03/2026	575,000	589,662
Citigroup, Inc. Senior Notes 2.35% due 08/02/2021	115,000	112,947
Citigroup, Inc. Senior Notes 2.75% due 04/25/2022	800,000	789,924
Citigroup, Inc. Senior Notes 3.20% due 10/21/2026	194,000	186,652
Citigroup, Inc. Senior Notes 3.40% due 05/01/2026	200,000	194,647
Citigroup, Inc. Senior Notes 3.67% due 07/24/2028	700,000	686,413
Citigroup, Inc. Sub. Notes 3.88% due 03/26/2025	600,000	596,855
Citigroup, Inc. Sub. Notes 4.30% due 11/20/2026	540,000	540,485

Security Description	Principal Amount	Value (Note 2)
Diversified Banking Institutions (continued)
Citigroup, Inc. Sub. Notes 4.40% due 06/10/2025	$1,057,000	$1,078,497
Citigroup, Inc. Sub. Notes 4.45% due 09/29/2027	53,000	53,775
Citigroup, Inc. Sub. Notes 4.75% due 05/18/2046(2)	300,000	300,508
Goldman Sachs Group, Inc. Senior Notes 2.35% due 11/15/2021	2,292,000	2,240,841
Goldman Sachs Group, Inc. Senior Notes 2.88% due 10/31/2022	1,800,000	1,773,341
Goldman Sachs Group, Inc. Senior Notes 3.27% due 09/29/2025	484,000	469,947
Goldman Sachs Group, Inc. Senior Notes 3.63% due 01/22/2023	2,600,000	2,631,991
Goldman Sachs Group, Inc. Senior Notes 3.69% due 06/05/2028	698,000	677,351
Goldman Sachs Group, Inc. Senior Notes 3.85% due 01/26/2027	2,634,000	2,598,998
Goldman Sachs Group, Inc. Senior Notes 5.38% due 03/15/2020	601,000	616,436
JPMorgan Chase & Co. Senior Notes 3.13% due 01/23/2025	4,250,000	4,168,196
JPMorgan Chase & Co. Senior Notes 3.51% due 01/23/2029	4,017,000	3,900,779
JPMorgan Chase & Co. Senior Notes 4.01% due 04/23/2029	5,133,000	5,181,519
Morgan Stanley Senior Notes 2.63% due 11/17/2021	330,000	325,440
Morgan Stanley Senior Notes 3.13% due 07/27/2026	236,000	226,353
Morgan Stanley Senior Notes 3.59% due 07/22/2028	533,000	520,198
Morgan Stanley Senior Notes 3.63% due 01/20/2027	457,000	449,208
Morgan Stanley Senior Notes 3.77% due 01/24/2029	278,000	274,084
Morgan Stanley Senior Notes 3.88% due 01/27/2026	3,445,000	3,463,254
Morgan Stanley Senior Notes 4.00% due 07/23/2025	3,034,000	3,107,596
Morgan Stanley Sub. Notes 4.10% due 05/22/2023	300,000	306,433

209

SunAmerica Series Trust SA JPMorgan MFS Core Bond Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Principal Amount	Value (Note 2)
U.S. CORPORATE BONDS & NOTES (continued)
Diversified Banking Institutions (continued)
Morgan Stanley Senior Notes 4.30% due 01/27/2045	$1,000,000	$984,143
Morgan Stanley Sub. Notes 4.35% due 09/08/2026	75,000	75,887
Morgan Stanley Senior Notes 4.38% due 01/22/2047	3,852,000	3,853,298
Morgan Stanley Sub. Notes 5.00% due 11/24/2025	228,000	240,917
Morgan Stanley Senior Notes 5.50% due 07/28/2021	2,340,000	2,473,368
Morgan Stanley Senior Notes 5.75% due 01/25/2021	1,440,000	1,511,736

		68,585,914

Diversified Manufacturing Operations — 0.1%
Eaton Corp. Company Guar. Notes 5.80% due 03/15/2037	300,000	338,042
General Electric Capital Corp. Senior Notes 4.65% due 10/17/2021	129,000	131,902
Parker-Hannifin Corp. Senior Notes 3.30% due 11/21/2024	180,000	179,407
Parker-Hannifin Corp. Senior Notes 4.10% due 03/01/2047	63,000	61,833
Parker-Hannifin Corp. Senior Notes 4.45% due 11/21/2044	180,000	185,169

		896,353

E-Commerce/Products — 0.1%
Amazon.com, Inc. Senior Notes 2.80% due 08/22/2024	270,000	268,073
Amazon.com, Inc. Senior Notes 3.88% due 08/22/2037	400,000	401,492
Amazon.com, Inc. Senior Notes 4.25% due 08/22/2057	400,000	411,563
Amazon.com, Inc. Senior Notes 4.80% due 12/05/2034	270,000	303,311

		1,384,439

E-Commerce/Services — 0.2%
Priceline Group, Inc. Senior Notes 2.75% due 03/15/2023	862,000	840,485
Priceline Group, Inc. Senior Notes 3.55% due 03/15/2028	300,000	289,069
Priceline Group, Inc. Senior Notes 3.65% due 03/15/2025	2,307,000	2,289,187

		3,418,741

Security Description	Principal Amount	Value (Note 2)
Electric-Distribution — 0.0%
Commonwealth Edison Co. 1st Mtg. Notes 3.65% due 06/15/2046	$121,000	$112,209
Connecticut Light & Power Co. 1st Mtg. Notes 4.00% due 04/01/2048	153,000	152,319
Entergy Louisiana LLC Collateral Trust Bonds 3.05% due 06/01/2031	145,000	132,767
Mid-Atlantic Interstate Transmission LLC Senior Notes 4.10% due 05/15/2028*	140,000	139,721
New England Power Co. Senior Notes 3.80% due 12/05/2047*	140,000	129,075
New York State Electric & Gas Corp. Senior Notes 3.25% due 12/01/2026*	113,000	109,744

		775,835

Electric-Generation — 0.0%
Tri-State Generation & Transmission Association, Inc. 1st Mtg. Notes 4.25% due 06/01/2046	103,000	94,846

Electric-Integrated — 1.2%
Alabama Power Co. Senior Notes 3.75% due 03/01/2045	50,000	46,732
Alabama Power Co. Senior Notes 4.10% due 01/15/2042	63,000	60,326
Alabama Power Co. Senior Notes 5.70% due 02/15/2033	100,000	116,520
Baltimore Gas & Electric Co. Senior Notes 2.80% due 08/15/2022	450,000	441,508
Berkshire Hathaway Energy Co. Senior Notes 3.50% due 02/01/2025	180,000	180,985
Berkshire Hathaway Energy Co. Senior Notes 6.13% due 04/01/2036	176,000	213,644
Cleveland Electric Illuminating Co. Senior Notes 3.50% due 04/01/2028*	286,000	270,271
Cleveland Electric Illuminating Co. Senior Notes 5.95% due 12/15/2036	100,000	111,942
CMS Energy Corp. Senior Notes 2.95% due 02/15/2027	116,000	107,108
CMS Energy Corp. Senior Notes 3.88% due 03/01/2024	400,000	403,283
Delmarva Power & Light Co. 1st Mtg. Bonds 4.15% due 05/15/2045	190,000	187,801
Dominion Resources, Inc. Senior Notes 2.75% due 09/15/2022	129,000	125,376

210

SunAmerica Series Trust SA JPMorgan MFS Core Bond Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Principal Amount	Value (Note 2)
U.S. CORPORATE BONDS & NOTES (continued)
Electric-Integrated (continued)
Dominion Resources, Inc. Senior Notes 3.90% due 10/01/2025	$689,000	$692,986
DTE Electric Co. General Refunding Mtg. 3.70% due 03/15/2045	111,000	105,469
DTE Energy Co. Senior Notes 3.50% due 06/01/2024	360,000	353,210
Duke Energy Carolinas LLC Company Guar. Notes 6.00% due 12/01/2028	200,000	236,767
Duke Energy Corp. Senior Notes 3.75% due 04/15/2024	180,000	183,019
Duke Energy Corp. Senior Notes 3.75% due 09/01/2046	200,000	179,391
Duke Energy Indiana LLC 1st Mtg. Notes 3.75% due 05/15/2046	250,000	231,786
Duke Energy Ohio, Inc. 1st Mtg. Notes 3.70% due 06/15/2046	133,000	122,993
Duke Energy Progress LLC 1st Mtg. Notes 3.25% due 08/15/2025	254,000	252,891
Duke Energy Progress LLC 1st Mtg. Notes 4.15% due 12/01/2044	180,000	180,188
Duquesne Light Holdings, Inc. Senior Notes 3.62% due 08/01/2027*	400,000	378,517
Edison International Senior Notes 2.95% due 03/15/2023	350,000	328,635
Edison International Senior Notes 4.13% due 03/15/2028	100,000	87,743
Entergy Arkansas, Inc. 1st Mtg. Bonds 3.50% due 04/01/2026	88,000	87,168
Entergy Mississippi, Inc. 1st Mtg. Notes 2.85% due 06/01/2028	124,000	115,804
Exelon Corp. Junior Sub. Notes 3.50% due 06/01/2022	661,000	655,917
Exelon Generation Co. LLC Senior Notes 3.40% due 03/15/2022	266,000	264,179
Exelon Generation Co. LLC Senior Notes 4.25% due 06/15/2022	216,000	220,852
FirstEnergy Corp. Senior Notes 4.85% due 07/15/2047	3,385,000	3,444,584
Florida Power & Light Co. 1st Mtg. Notes 3.25% due 06/01/2024	450,000	452,564
Jersey Central Power & Light Co. Senior Notes 6.15% due 06/01/2037	100,000	115,884

Security Description	Principal Amount	Value (Note 2)
Electric-Integrated (continued)
Kansas City Power & Light Co. Senior Notes 4.20% due 03/15/2048	$100,000	$97,645
Massachusetts Electric Co. Notes 4.00% due 08/15/2046*	241,000	226,108
MidAmerican Energy Co. 1st Mtg. Notes 3.50% due 10/15/2024	686,000	699,143
MidAmerican Energy Holdings Co. Senior Notes 5.15% due 11/15/2043	1,800,000	1,976,092
Nevada Power Co. General Refunding Mtg. 5.38% due 09/15/2040	96,000	106,212
Nevada Power Co. General Refunding Mtg. 7.13% due 03/15/2019	720,000	723,438
NextEra Energy Capital Holdings, Inc. Company Guar. Notes 2.40% due 09/15/2019	270,000	269,052
Niagara Mohawk Power Corp. Senior Notes 3.51% due 10/01/2024*	360,000	361,093
Pepco Holdings LLC Senior Notes 7.45% due 08/15/2032	119,000	150,184
PPL Capital Funding, Inc. Company Guar. Notes 3.50% due 12/01/2022	2,200,000	2,191,909
PPL Capital Funding, Inc. Company Guar. Notes 5.00% due 03/15/2044	1,100,000	1,140,746
PPL Electric Utilities Corp. 1st Mtg. Bonds 4.13% due 06/15/2044	270,000	269,651
Progress Energy, Inc. Senior Notes 7.00% due 10/30/2031	150,000	191,869
PSI Energy, Inc. Senior Notes 6.12% due 10/15/2035	100,000	118,433
Public Service Co. of Colorado 1st Mtg. Bonds 3.55% due 06/15/2046	53,000	46,464
Public Service Co. of Oklahoma Senior Notes Series G 6.63% due 11/15/2037	450,000	559,706
Public Service Electric & Gas Co. 1st Mtg. Notes 2.25% due 09/15/2026	70,000	64,459
Public Service Electric & Gas Co. 1st Mtg. Notes 3.00% due 05/15/2025	208,000	204,540
Public Service Electric & Gas Co. 1st Mtg. Notes 5.70% due 12/01/2036	100,000	116,032
Southern California Edison Co. 1st Mtg. Notes 3.65% due 03/01/2028	200,000	190,903
Southern California Edison Co. 1st Mtg. Notes 5.55% due 01/15/2036	100,000	102,708

211

SunAmerica Series Trust SA JPMorgan MFS Core Bond Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Principal Amount	Value (Note 2)
U.S. CORPORATE BONDS & NOTES (continued)
Electric-Integrated (continued)
Southern Co. Senior Notes 3.25% due 07/01/2026	$91,000	$86,863
Southwestern Public Service Co. 1st Mtg. Notes 4.50% due 08/15/2041	100,000	103,756
Virginia Electric & Power Co. Senior Notes 3.80% due 04/01/2028	120,000	121,126
Virginia Electric & Power Co. Senior Notes 4.45% due 02/15/2044	180,000	183,725
Wisconsin Electric Power Co. Senior Notes 3.10% due 06/01/2025	110,000	108,519
Wisconsin Energy Corp. Senior Notes 3.55% due 06/15/2025	231,000	231,192
Xcel Energy, Inc. Senior Notes 2.40% due 03/15/2021	100,000	98,502
Xcel Energy, Inc. Senior Notes 3.35% due 12/01/2026	220,000	214,763

		21,910,876

Electric-Transmission — 0.1%
AEP Transmission Co. LLC Senior Notes 3.10% due 12/01/2026	972,000	942,606
ITC Holdings Corp. Senior Notes 2.70% due 11/15/2022	350,000	338,647
Pennsylvania Electric Co. Senior Notes 3.25% due 03/15/2028*	75,000	70,222

		1,351,475

Electronic Components-Semiconductors — 0.2%
Broadcom Corp./Broadcom Cayman Finance, Ltd. Company Guar. Notes 3.63% due 01/15/2024	482,000	468,720
Broadcom Corp./Broadcom Cayman Finance, Ltd. Company Guar. Notes 3.88% due 01/15/2027	3,636,000	3,340,915
Intel Corp. Senior Notes 3.70% due 07/29/2025	163,000	168,570
Intel Corp. Senior Notes 4.00% due 12/15/2032	300,000	317,873

		4,296,078

Electronic Parts Distribution — 0.0%
Arrow Electronics, Inc. Senior Notes 3.25% due 09/08/2024	44,000	41,226
Arrow Electronics, Inc. Senior Notes 3.50% due 04/01/2022	200,000	197,241

Security Description	Principal Amount	Value (Note 2)
Electronic Parts Distribution (continued)
Arrow Electronics, Inc. Senior Notes 3.88% due 01/12/2028	$133,000	$121,996

		360,463

Enterprise Software/Service — 0.2%
Oracle Corp. Senior Notes 2.40% due 09/15/2023	122,000	118,916
Oracle Corp. Senior Notes 2.50% due 05/15/2022	361,000	356,733
Oracle Corp. Senior Notes 2.50% due 10/15/2022	450,000	443,718
Oracle Corp. Senior Notes 2.95% due 11/15/2024	400,000	396,266
Oracle Corp. Senior Notes 2.95% due 05/15/2025	600,000	591,425
Oracle Corp. Senior Notes 3.80% due 11/15/2037	200,000	192,617
Oracle Corp. Senior Notes 3.90% due 05/15/2035	100,000	98,522
Oracle Corp. Senior Notes 4.30% due 07/08/2034	690,000	722,418
Oracle Corp. Senior Notes 4.38% due 05/15/2055	200,000	200,783

		3,121,398

Finance-Consumer Loans — 0.0%
Synchrony Financial Senior Notes 3.70% due 08/04/2026	200,000	182,619

Finance-Credit Card — 0.5%
American Express Credit Corp. Senior Notes 2.25% due 08/15/2019	180,000	179,613
American Express Credit Corp. Senior Notes 2.25% due 05/05/2021	125,000	123,217
American Express Credit Corp. Senior Notes 2.38% due 05/26/2020	663,000	659,228
American Express Credit Corp. Senior Notes 2.70% due 03/03/2022	75,000	74,300
Capital One Financial Corp. Senior Notes 2.45% due 04/24/2019	270,000	269,737
Capital One Financial Corp. Senior Notes 3.20% due 02/05/2025	105,000	100,856
Capital One Financial Corp. Senior Notes 3.75% due 04/24/2024	1,065,000	1,066,715
Capital One Financial Corp. Sub. Notes 3.75% due 07/28/2026	240,000	228,586

212

SunAmerica Series Trust SA JPMorgan MFS Core Bond Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Principal Amount	Value (Note 2)
U.S. CORPORATE BONDS & NOTES (continued)
Finance-Credit Card (continued)
Capital One Financial Corp. Senior Notes 3.75% due 03/09/2027	$2,565,000	$2,477,162
Capital One Financial Corp. Senior Notes 3.80% due 01/31/2028	2,562,000	2,474,511
Capital One Financial Corp. Sub. Notes 4.20% due 10/29/2025	100,000	100,094
Western Union Co. Senior Notes 3.60% due 03/15/2022	300,000	302,670

		8,056,689

Finance-Investment Banker/Broker — 0.8%
Charles Schwab Corp. Senior Notes 3.20% due 03/02/2027	3,608,000	3,523,525
Charles Schwab Corp. Senior Notes 3.20% due 01/25/2028	1,968,000	1,915,803
E*TRADE Financial Corp. Senior Notes 2.95% due 08/24/2022	718,000	698,658
E*TRADE Financial Corp. Senior Notes 3.80% due 08/24/2027	4,193,000	3,954,050
E*TRADE Financial Corp. Senior Notes 4.50% due 06/20/2028	1,523,000	1,507,225
TD Ameritrade Holding Corp. Senior Notes 2.95% due 04/01/2022	1,789,000	1,790,825
TD Ameritrade Holding Corp. Senior Notes 3.30% due 04/01/2027	1,148,000	1,121,854

		14,511,940

Finance-Leasing Companies — 0.1%
Air Lease Corp. Senior Notes 3.25% due 03/01/2025	194,000	181,380
International Lease Finance Corp. Senior Notes 5.88% due 08/15/2022	150,000	156,629
International Lease Finance Corp. Senior Notes 8.63% due 01/15/2022	500,000	557,937

		895,946

Finance-Other Services — 0.3%
CME Group, Inc. Senior Notes 3.00% due 03/15/2025	291,000	287,775
GTP Acquisition Partners I LLC Sec. Notes 2.35% due 06/15/2045*	155,000	152,747
GTP Acquisition Partners I LLC Sec. Notes 3.48% due 06/15/2050*	171,000	170,320
Intercontinental Exchange, Inc. Company Guar. Notes 3.10% due 09/15/2027	2,993,000	2,886,659

Security Description	Principal Amount	Value (Note 2)
Finance-Other Services (continued)
Intercontinental Exchange, Inc. Senior Notes 3.75% due 09/21/2028	$1,520,000	$1,529,784
National Rural Utilities Cooperative Finance Corp. Senior Sec. Notes 2.95% due 02/07/2024	87,000	85,968

		5,113,253

Food-Confectionery — 0.1%
WM Wrigley Jr. Co. Senior Notes 3.38% due 10/21/2020*	1,179,000	1,188,044

Food-Meat Products — 0.0%
Tyson Foods, Inc. Company Guar. Notes 3.95% due 08/15/2024	200,000	201,730

Food-Misc./Diversified — 0.5%
Campbell Soup Co. Senior Notes 3.95% due 03/15/2025	330,000	322,953
Conagra Brands, Inc. Senior Notes 4.60% due 11/01/2025	1,990,000	2,015,226
Conagra Brands, Inc. Senior Notes 5.30% due 11/01/2038	305,000	292,959
General Mills, Inc. Senior Notes 4.00% due 04/17/2025	2,913,000	2,940,652
General Mills, Inc. Senior Notes 4.20% due 04/17/2028	145,000	145,883
General Mills, Inc. Senior Notes 4.55% due 04/17/2038	55,000	51,110
Kellogg Co. Senior Notes 3.40% due 11/15/2027	143,000	134,912
Kraft Heinz Foods Co. Company Guar. Notes 2.80% due 07/02/2020	650,000	647,895
Kraft Heinz Foods Co. Company Guar. Notes 4.38% due 06/01/2046	1,863,000	1,605,014
Kraft Heinz Foods Co. Company Guar. Notes 6.88% due 01/26/2039	82,000	92,923
McCormick & Co., Inc. Senior Notes 3.15% due 08/15/2024	119,000	115,947
McCormick & Co., Inc. Senior Notes 3.40% due 08/15/2027	132,000	125,951

		8,491,425

Food-Retail — 0.0%
Kroger Co. Senior Notes 3.40% due 04/15/2022	540,000	535,363

213

SunAmerica Series Trust SA JPMorgan MFS Core Bond Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Principal Amount	Value (Note 2)
U.S. CORPORATE BONDS & NOTES (continued)
Food-Wholesale/Distribution — 0.0%
Sysco Corp. Company Guar. Notes 3.55% due 03/15/2025	$140,000	$138,669
Sysco Corp. Company Guar. Notes 3.75% due 10/01/2025	111,000	111,173
Sysco Corp. Company Guar. Notes 4.45% due 03/15/2048	100,000	97,187

		347,029

Gas-Distribution — 0.5%
AGL Capital Corp. Company Guar. Notes 3.25% due 06/15/2026	85,000	79,905
AGL Capital Corp. Company Guar. Notes 5.25% due 08/15/2019	400,000	403,773
Atmos Energy Corp. Senior Notes 4.13% due 10/15/2044	270,000	265,445
Boston Gas Co. Senior Notes 3.15% due 08/01/2027*	3,603,000	3,444,973
Brooklyn Union Gas Co. Senior Notes 4.27% due 03/15/2048*	250,000	247,931
CenterPoint Energy Resources Corp. Senior Notes 4.50% due 01/15/2021	540,000	551,687
KeySpan Gas East Corp. Notes 2.74% due 08/15/2026*	3,186,000	2,973,887
NiSource, Inc. Senior Notes 6.25% due 12/15/2040	330,000	389,690
Southern Co. Gas Capital Corp. Company Guar. Notes 2.45% due 10/01/2023	58,000	55,080
Southern Co. Gas Capital Corp. Company Guar. Notes 3.95% due 10/01/2046	71,000	63,381

		8,475,752

Home Decoration Products — 0.0%
Newell Rubbermaid, Inc. Senior Notes 5.38% due 04/01/2036	154,000	146,659

Insurance Brokers — 0.3%
Marsh & McLennan Cos., Inc. Senior Notes 2.35% due 03/06/2020	294,000	291,811
Marsh & McLennan Cos., Inc. Senior Notes 4.20% due 03/01/2048	4,172,000	3,942,766
Marsh & McLennan Cos., Inc. Senior Notes 4.38% due 03/15/2029	878,000	908,143

		5,142,720

Security Description	Principal Amount	Value (Note 2)
Insurance-Life/Health — 0.4%
Athene Global Funding Sec. Notes 2.75% due 04/20/2020*	$352,000	$349,010
Athene Global Funding Sec. Notes 4.00% due 01/25/2022*	221,000	223,539
Great-West Lifeco Finance Delaware LP Company Guar. Notes 4.15% due 06/03/2047*	300,000	286,185
Jackson National Life Global Funding Senior Sec. Notes 3.25% due 01/30/2024*	172,000	170,865
Lincoln National Corp. Senior Notes 3.80% due 03/01/2028	712,000	699,988
Lincoln National Corp. Senior Notes 4.20% due 03/15/2022	450,000	460,000
Pacific Life Insurance Co. Sub. Notes 4.30% due 10/24/2067*	149,000	129,804
Principal Financial Group, Inc. Company Guar. Notes 3.13% due 05/15/2023	100,000	99,062
Principal Financial Group, Inc. Company Guar. Notes 3.40% due 05/15/2025	2,490,000	2,449,729
Protective Life Global Funding Sec. Notes 2.00% due 09/14/2021*	300,000	290,162
Prudential Financial, Inc. Senior Notes 2.35% due 08/15/2019	450,000	448,321
Prudential Insurance Co. of America Sub. Notes 8.30% due 07/01/2025*	200,000	248,536
Reliance Standard Life Global Funding II Senior Sec. Notes 3.05% due 01/20/2021*	149,000	147,823
Reliance Standard Life Global Funding II Sec. Notes 3.85% due 09/19/2023*	355,000	355,165
Teachers Insurance & Annuity Association of America Sub. Notes 4.27% due 05/15/2047*	200,000	194,135
Torchmark Corp. Senior Notes 4.55% due 09/15/2028	225,000	230,193

		6,782,517

Insurance-Multi-line — 0.1%
American Financial Group, Inc. Senior Notes 3.50% due 08/15/2026	300,000	284,651
Assurant, Inc. Senior Notes 4.20% due 09/27/2023	305,000	306,318
Guardian Life Insurance Co. of America Sub. Notes 4.85% due 01/24/2077*	63,000	63,207

214

SunAmerica Series Trust SA JPMorgan MFS Core Bond Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Principal Amount	Value (Note 2)
U.S. CORPORATE BONDS & NOTES (continued)
Insurance-Multi-line (continued)
Hartford Financial Services Group, Inc. Senior Notes 4.30% due 04/15/2043(2)	$260,000	$245,677
MetLife, Inc. Senior Notes 3.00% due 03/01/2025	455,000	445,931
Metropolitan Life Global Funding I Sec. Notes 2.30% due 04/10/2019*	540,000	539,673
Metropolitan Life Global Funding I Senior Sec. Notes 3.00% due 01/10/2023*	326,000	323,877
Voya Financial, Inc. Company Guar. Notes 3.65% due 06/15/2026	50,000	47,857

		2,257,191

Insurance-Mutual — 0.1%
Liberty Mutual Group, Inc. Company Guar. Notes 4.25% due 06/15/2023*	100,000	101,580
Liberty Mutual Group, Inc. Company Guar. Notes 4.57% due 02/01/2029*	350,000	356,618
Massachusetts Mutual Life Insurance Co. Sub. Notes 4.50% due 04/15/2065*	350,000	331,819
Massachusetts Mutual Life Insurance Co. Sub. Notes 8.88% due 06/01/2039*	31,000	46,671
New York Life Global Funding Sec. Notes 1.95% due 02/11/2020*	258,000	255,851
New York Life Global Funding Sec. Notes 2.15% due 06/18/2019*	550,000	549,004
New York Life Global Funding Sec. Notes 3.00% due 01/10/2028*	162,000	157,298

		1,798,841

Insurance-Property/Casualty — 0.1%
ACE INA Holdings, Inc. Company Guar. Notes 2.88% due 11/03/2022	78,000	77,939
ACE INA Holdings, Inc. Company Guar. Notes 3.35% due 05/15/2024	630,000	634,230
ACE INA Holdings, Inc. Company Guar. Notes 3.35% due 05/03/2026	50,000	49,908
OneBeacon US Holdings, Inc. Company Guar. Notes 4.60% due 11/09/2022	300,000	304,756

		1,066,833

Investment Management/Advisor Services — 0.2%
Ameriprise Financial, Inc. Senior Notes 2.88% due 09/15/2026	884,000	836,790

Security Description	Principal Amount	Value (Note 2)
Investment Management/Advisor Services (continued)
Blackstone Holdings Finance Co. LLC Company Guar. Notes 4.45% due 07/15/2045*	$110,000	$102,503
Raymond James Financial, Inc. Senior Notes 4.95% due 07/15/2046(2)	3,045,000	3,020,287

		3,959,580

Machinery-Construction & Mining — 0.1%
Caterpillar Financial Services Corp. Senior Notes 2.75% due 08/20/2021	720,000	716,346
Caterpillar Financial Services Corp. Senior Notes 3.25% due 12/01/2024	180,000	179,544
Caterpillar, Inc. Senior Notes 6.05% due 08/15/2036	100,000	121,992

		1,017,882

Machinery-Farming — 0.1%
CNH Industrial Capital LLC Company Guar. Notes 4.20% due 01/15/2024	539,000	537,881
John Deere Capital Corp. Senior Notes 3.35% due 06/12/2024	504,000	508,245

		1,046,126

Machinery-General Industrial — 0.2%
Roper Technologies, Inc. Senior Notes 3.00% due 12/15/2020	62,000	61,823
Wabtec Corp. Company Guar. Notes 4.70% due 09/15/2028	3,564,000	3,391,819

		3,453,642

Machinery-Pumps — 0.0%
Xylem, Inc. Senior Notes 3.25% due 11/01/2026	49,000	47,214

Medical Instruments — 0.0%
Medtronic, Inc. Company Guar. Notes 3.13% due 03/15/2022	93,000	93,396
Medtronic, Inc. Company Guar. Notes 4.38% due 03/15/2035	253,000	266,435

		359,831

Medical Labs & Testing Services — 0.1%
Laboratory Corp. of America Holdings Senior Notes 3.20% due 02/01/2022	203,000	202,514
Laboratory Corp. of America Holdings Senior Notes 4.70% due 02/01/2045	2,462,000	2,305,508
Quest Diagnostics, Inc. Senior Notes 3.45% due 06/01/2026	56,000	53,354

		2,561,376

215

SunAmerica Series Trust SA JPMorgan MFS Core Bond Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Principal Amount	Value (Note 2)
U.S. CORPORATE BONDS & NOTES (continued)
Medical Products — 0.3%
Abbott Laboratories Senior Notes 3.40% due 11/30/2023	$1,147,000	$1,161,448
Abbott Laboratories Senior Notes 3.88% due 09/15/2025	194,000	199,069
Abbott Laboratories Senior Notes 4.90% due 11/30/2046	2,601,000	2,895,640
Becton Dickinson and Co. Senior Notes 3.73% due 12/15/2024	84,000	83,731
Zimmer Biomet Holdings, Inc. Senior Notes 3.70% due 03/19/2023	97,000	96,097

		4,435,985

Medical-Biomedical/Gene — 0.1%
Amgen, Inc. Senior Notes 3.13% due 05/01/2025	320,000	313,373
Amgen, Inc. Senior Notes 3.63% due 05/15/2022	200,000	203,137
Baxalta, Inc. Company Guar. Notes 3.60% due 06/23/2022	29,000	28,918
Baxalta, Inc. Company Guar. Notes 5.25% due 06/23/2045	14,000	14,477
Celgene Corp. Senior Notes 5.70% due 10/15/2040	114,000	121,570
Gilead Sciences, Inc. Senior Notes 3.50% due 02/01/2025	45,000	45,194
Gilead Sciences, Inc. Senior Notes 3.65% due 03/01/2026	180,000	180,474
Gilead Sciences, Inc. Senior Notes 3.70% due 04/01/2024	67,000	68,130
Gilead Sciences, Inc. Senior Notes 4.60% due 09/01/2035	86,000	87,835

		1,063,108

Medical-Drugs — 0.1%
AbbVie, Inc. Senior Notes 3.60% due 05/14/2025	227,000	223,828
AbbVie, Inc. Senior Notes 4.50% due 05/14/2035	420,000	396,636
Allergan, Inc. Company Guar. Notes 2.80% due 03/15/2023	300,000	289,279
Allergan, Inc. Company Guar. Notes 3.38% due 09/15/2020	138,000	138,115
Johnson & Johnson Senior Notes 3.40% due 01/15/2038	309,000	296,435

Security Description	Principal Amount	Value (Note 2)
Medical-Drugs (continued)
Johnson & Johnson Senior Notes 4.38% due 12/05/2033	$46,000	$49,579
Merck & Co., Inc. Senior Notes 3.70% due 02/10/2045	34,000	33,378
Pfizer, Inc. Senior Notes 3.00% due 12/15/2026	300,000	294,304

		1,721,554

Medical-HMO — 0.4%
Aetna, Inc. Senior Notes 2.80% due 06/15/2023	120,000	116,703
Anthem, Inc. Senior Notes 3.50% due 08/15/2024	540,000	538,790
Anthem, Inc. Senior Notes 4.10% due 03/01/2028	105,000	105,941
Centene Corp. Senior Notes 5.38% due 06/01/2026*	1,735,000	1,791,388
Magellan Health, Inc. Senior Notes 4.40% due 09/22/2024	417,000	393,042
UnitedHealth Group, Inc. Senior Notes 1.63% due 03/15/2019	145,000	144,770
UnitedHealth Group, Inc. Senior Bonds 2.38% due 10/15/2022	3,551,000	3,475,131
UnitedHealth Group, Inc. Senior Notes 2.75% due 02/15/2023	181,000	178,612
UnitedHealth Group, Inc. Senior Notes 3.10% due 03/15/2026	201,000	197,820
UnitedHealth Group, Inc. Senior Notes 4.63% due 07/15/2035	260,000	283,947
WellPoint, Inc. Senior Notes 4.65% due 08/15/2044	180,000	178,657

		7,404,801

Medical-Hospitals — 0.4%
Hackensack Meridian Health, Inc. Sec. Notes 4.21% due 07/01/2048	1,583,000	1,571,587
Hackensack Meridian Health, Inc. Senior Notes 4.50% due 07/01/2057	2,009,000	2,049,162
HCA, Inc. Senior Sec. Notes 5.25% due 06/15/2026	1,152,000	1,208,880
Northwell Healthcare, Inc. Sec. Notes 3.98% due 11/01/2046	594,000	544,074
Northwell Healthcare, Inc. Sec. Notes 4.26% due 11/01/2047	1,720,000	1,650,010

216

SunAmerica Series Trust SA JPMorgan MFS Core Bond Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Principal Amount	Value (Note 2)
U.S. CORPORATE BONDS & NOTES (continued)
Medical-Hospitals (continued)
Providence St Joseph Health Obligated Group Notes 2.75% due 10/01/2026	$84,000	$78,533
Texas Health Resources Sec. Notes 4.33% due 11/15/2055	400,000	413,455

		7,515,701

Medical-Wholesale Drug Distribution — 0.0%
Cardinal Health, Inc. Senior Notes 4.90% due 09/15/2045	90,000	81,476

Metal Processors & Fabrication — 0.0%
Precision Castparts Corp. Senior Notes 3.25% due 06/15/2025	240,000	238,019
Precision Castparts Corp. Senior Notes 4.20% due 06/15/2035	150,000	149,941
Precision Castparts Corp. Senior Notes 4.38% due 06/15/2045	100,000	103,290

		491,250

Metal-Copper — 0.3%
Freeport-McMoRan, Inc. Company Guar. Notes 5.40% due 11/14/2034	2,490,000	2,209,875
Freeport-McMoRan, Inc. Company Guar. Notes 6.88% due 02/15/2023	2,800,000	2,926,000

		5,135,875

Metal-Diversified — 0.3%
Glencore Funding LLC Company Guar. Notes 4.00% due 04/16/2025*	1,028,000	986,880
Glencore Funding LLC Company Guar. Notes 4.00% due 03/27/2027*	2,500,000	2,402,703
Glencore Funding LLC Company Guar. Notes 4.13% due 05/30/2023*	1,630,000	1,633,639

		5,023,222

Multimedia — 0.3%
21st Century Fox America, Inc. Company Guar. Notes 3.70% due 10/15/2025(2)	540,000	550,331
21st Century Fox America, Inc. Company Guar. Notes 6.15% due 02/15/2041(2)	200,000	251,754
NBCUniversal Media LLC Company Guar. Notes 2.88% due 01/15/2023	900,000	894,016
Time Warner, Inc. Company Guar. Notes 3.55% due 06/01/2024	1,200,000	1,192,798
Time Warner, Inc. Company Guar. Notes 3.60% due 07/15/2025	350,000	344,898

Security Description	Principal Amount	Value (Note 2)
Multimedia (continued)
Viacom, Inc. Senior Notes 3.88% due 04/01/2024	$112,000	$110,349
Walt Disney Co. Senior Notes 1.85% due 05/30/2019	450,000	448,868
Walt Disney Co. Senior Notes 3.00% due 02/13/2026	450,000	444,418
Warner Media LLC Company Guar. Notes 3.80% due 02/15/2027	1,177,000	1,148,101

		5,385,533

Networking Products — 0.0%
Cisco Systems, Inc. Senior Notes 3.00% due 06/15/2022	222,000	223,580
Cisco Systems, Inc. Senior Notes 3.63% due 03/04/2024	360,000	372,567

		596,147

Non-Hazardous Waste Disposal — 0.1%
Republic Services, Inc. Senior Notes 3.95% due 05/15/2028	1,322,000	1,344,680
Republic Services, Inc. Senior Notes 5.00% due 03/01/2020	450,000	459,923

		1,804,603

Oil Companies-Exploration & Production — 0.3%
Anadarko Holding Co. Senior Notes 7.15% due 05/15/2028	308,000	348,630
Anadarko Petroleum Corp. Senior Notes 8.70% due 03/15/2019	360,000	362,328
Apache Corp. Senior Notes 5.10% due 09/01/2040	270,000	251,562
Apache Corp. Senior Notes 6.00% due 01/15/2037	201,000	211,024
CNOOC Finance 2015 USA LLC Company Guar. Notes 3.50% due 05/05/2025	436,000	429,320
ConocoPhillips Co. Company Guar. Notes 4.95% due 03/15/2026	225,000	246,147
Diamondback Energy, Inc. Company Guar. Notes 4.75% due 11/01/2024*	2,345,000	2,339,137
EOG Resources, Inc. Senior Notes 4.15% due 01/15/2026	100,000	104,464
EQT Corp. Senior Notes 3.90% due 10/01/2027	201,000	182,045
Marathon Oil Corp. Senior Notes 2.80% due 11/01/2022	200,000	194,036

217

SunAmerica Series Trust SA JPMorgan MFS Core Bond Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Principal Amount	Value (Note 2)
U.S. CORPORATE BONDS & NOTES (continued)
Oil Companies-Exploration & Production (continued)
Noble Energy, Inc. Senior Notes 6.00% due 03/01/2041	$180,000	$185,717
Occidental Petroleum Corp. Senior Notes 3.00% due 02/15/2027	111,000	107,861
Occidental Petroleum Corp. Senior Notes 4.20% due 03/15/2048	100,000	99,613
Occidental Petroleum Corp. Senior Notes 4.63% due 06/15/2045	53,000	55,456

		5,117,340

Oil Companies-Integrated — 0.1%
BP Capital Markets America, Inc. Company Guar. Notes 3.02% due 01/16/2027	300,000	288,177
BP Capital Markets America, Inc. Company Guar. Notes 3.22% due 04/14/2024	400,000	398,960
Chevron Corp. Senior Notes 2.57% due 05/16/2023	600,000	592,674
Chevron Corp. Senior Notes 2.90% due 03/03/2024	215,000	213,946
Eni USA, Inc. Company Guar. Notes 7.30% due 11/15/2027	200,000	235,748
Exxon Mobil Corp. Senior Notes 4.11% due 03/01/2046	183,000	191,864

		1,921,369

Oil Refining & Marketing — 0.3%
Marathon Petroleum Corp. Senior Notes 3.80% due 04/01/2028*	855,000	819,964
Marathon Petroleum Corp. Senior Notes 4.75% due 09/15/2044	2,911,000	2,702,095
Marathon Petroleum Corp. Senior Notes 5.85% due 12/15/2045	1,070,000	1,071,532
Phillips 66 Company Guar. Notes 3.90% due 03/15/2028	70,000	70,177
Phillips 66 Company Guar. Notes 4.30% due 04/01/2022	500,000	518,183

		5,181,951

Oil-Field Services — 0.0%
Baker Hughes a GE Co., LLC Senior Notes 5.13% due 09/15/2040	150,000	149,805
Halliburton Co. Senior Notes 3.50% due 08/01/2023	350,000	353,353
Halliburton Co. Senior Notes 4.85% due 11/15/2035	85,000	87,274

Security Description	Principal Amount	Value (Note 2)
Oil-Field Services (continued)
Schlumberger Holdings Corp. Senior Notes 3.63% due 12/21/2022*	$220,000	$221,218

		811,650

Paper & Related Products — 0.0%
International Paper Co. Senior Notes 3.00% due 02/15/2027	214,000	199,831
International Paper Co. Senior Notes 7.30% due 11/15/2039	100,000	121,241
International Paper Co. Senior Notes 8.70% due 06/15/2038	100,000	134,707

		455,779

Petrochemicals — 0.0%
Chevron Phillips Chemical Co. LLC/Chevron Phillips Chemical Co. LP Senior Notes 3.40% due 12/01/2026*	136,000	134,745
Chevron Phillips Chemical Co. LLC/Chevron Phillips Chemical Co. LP Senior Notes 3.70% due 06/01/2028*	300,000	300,330

		435,075

Pharmacy Services — 0.5%
Cigna Corp. Company Guar. Notes 3.75% due 07/15/2023*	4,028,000	4,081,907
CVS Health Corp. Senior Notes 4.00% due 12/05/2023	877,000	894,917
CVS Health Corp. Senior Notes 4.10% due 03/25/2025	1,266,000	1,288,948
CVS Health Corp. Senior Notes 4.30% due 03/25/2028	339,000	343,713
CVS Health Corp. Senior Notes 4.78% due 03/25/2038	500,000	500,485
CVS Health Corp. Senior Notes 5.05% due 03/25/2048	279,000	286,407
CVS Pass-Through Trust Pass-Through Certs. 4.70% due 01/10/2036*	256,125	252,308
CVS Pass-Through Trust Pass-Through Certs. 7.51% due 01/10/2032*	230,113	268,832
CVS Pass-Through Trust Pass-Through Certs. 8.35% due 07/10/2031*	304,710	370,106
Express Scripts Holding Co. Company Guar. Notes 3.00% due 07/15/2023	540,000	528,461
Express Scripts Holding Co. Company Guar. Notes 3.50% due 06/15/2024	180,000	178,302

		8,994,386

218

SunAmerica Series Trust SA JPMorgan MFS Core Bond Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Principal Amount	Value (Note 2)
U.S. CORPORATE BONDS & NOTES (continued)
Pipelines — 1.3%
Andeavor Logistics LP/Tesoro Logistics Finance Corp. Company Guar. Notes 5.25% due 01/15/2025	$161,000	$162,858
Buckeye Partners LP Senior Notes 3.95% due 12/01/2026	28,000	25,337
Buckeye Partners LP Senior Notes 4.88% due 02/01/2021	250,000	253,520
Buckeye Partners LP Senior Notes 5.85% due 11/15/2043	260,000	238,098
Enable Midstream Partners LP Senior Notes 4.95% due 05/15/2028	150,000	149,194
Energy Transfer Partners LP Company Guar. Notes 3.60% due 02/01/2023	282,000	278,428
Energy Transfer Partners LP Company Guar. Notes 4.05% due 03/15/2025	173,000	170,894
Energy Transfer Partners LP Company Guar. Notes 4.75% due 01/15/2026	128,000	128,502
Energy Transfer Partners LP Company Guar. Notes 4.90% due 02/01/2024	122,000	126,214
Energy Transfer Partners LP Company Guar. Notes 6.05% due 06/01/2041	517,000	528,152
Energy Transfer Partners LP Company Guar. Notes 6.50% due 02/01/2042	56,000	59,625
EnLink Midstream Partners LP Senior Notes 2.70% due 04/01/2019	187,000	186,533
EnLink Midstream Partners LP Senior Notes 4.15% due 06/01/2025	300,000	280,500
Enterprise Products Operating LLC Company Guar. Notes 3.75% due 02/15/2025	270,000	273,302
Enterprise Products Operating LLC Company Guar. Notes 3.90% due 02/15/2024	720,000	735,022
Enterprise Products Operating LLC Company Guar. Notes 4.95% due 10/15/2054	180,000	179,298
Kinder Morgan Energy Partners LP Company Guar. Notes 5.40% due 09/01/2044	1,700,000	1,742,395
Kinder Morgan, Inc. Company Guar. Notes 4.30% due 03/01/2028	500,000	504,242
Magellan Midstream Partners LP Senior Notes 3.20% due 03/15/2025	103,000	98,325
Magellan Midstream Partners LP Senior Notes 4.20% due 12/01/2042	108,000	96,015

Security Description	Principal Amount	Value (Note 2)
Pipelines (continued)
Magellan Midstream Partners LP Senior Notes 4.25% due 02/01/2021	$150,000	$152,522
Magellan Midstream Partners LP Senior Notes 6.40% due 05/01/2037	210,000	243,631
MPLX LP Senior Notes 4.13% due 03/01/2027	155,000	151,565
MPLX LP Senior Notes 4.70% due 04/15/2048	849,000	769,722
MPLX LP Senior Notes 4.80% due 02/15/2029	279,000	285,170
MPLX LP Senior Notes 4.88% due 12/01/2024	210,000	218,958
MPLX LP Senior Notes 5.20% due 03/01/2047	81,000	79,322
ONEOK Partners LP Company Guar. Notes 3.38% due 10/01/2022	40,000	39,957
ONEOK Partners LP Company Guar. Notes 4.90% due 03/15/2025	400,000	415,898
ONEOK Partners LP Company Guar. Notes 5.00% due 09/15/2023	90,000	93,226
ONEOK Partners LP Company Guar. Notes 6.65% due 10/01/2036	240,000	268,751
ONEOK, Inc. Company Guar. Notes 7.50% due 09/01/2023	559,000	633,769
Phillips 66 Partners LP Senior Notes 3.55% due 10/01/2026	49,000	46,576
Phillips 66 Partners LP Senior Notes 4.68% due 02/15/2045	507,000	470,093
Phillips 66 Partners LP Senior Notes 4.90% due 10/01/2046	106,000	103,130
Plains All American Pipeline LP/PAA Finance Corp. Senior Notes 3.60% due 11/01/2024	810,000	782,452
Plains All American Pipeline LP/PAA Finance Corp. Senior Notes 4.90% due 02/15/2045	76,000	69,404
Sabine Pass Liquefaction LLC Senior Sec. Notes 4.20% due 03/15/2028	1,114,000	1,093,293
Sabine Pass Liquefaction LLC Senior Sec. Notes 5.00% due 03/15/2027	2,017,000	2,084,915
Sabine Pass Liquefaction LLC Senior Sec. Notes 5.75% due 05/15/2024	2,386,000	2,565,038

219

SunAmerica Series Trust SA JPMorgan MFS Core Bond Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Principal Amount	Value (Note 2)
U.S. CORPORATE BONDS & NOTES (continued)
Pipelines (continued)
Southern Natural Gas Co. LLC Senior Notes 4.80% due 03/15/2047*	$102,000	$99,563
Southern Natural Gas Co. LLC Senor Notes 8.00% due 03/01/2032	140,000	181,475
Spectra Energy Partners LP Senior Notes 3.50% due 03/15/2025	313,000	306,325
Sunoco Logistics Partners Operations LP Company Guar. Notes 4.25% due 04/01/2024	180,000	181,207
Sunoco Logistics Partners Operations LP Company Guar. Notes 4.95% due 01/15/2043	567,000	492,940
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. Company Guar. Notes 4.75% due 10/01/2023*	3,924,000	3,914,190
TC PipeLines LP Senior Notes 3.90% due 05/25/2027	106,000	101,801
Texas Eastern Transmission LP Senior Notes 3.50% due 01/15/2028*	60,000	57,181
Western Gas Partners LP Senior Notes 4.00% due 07/01/2022	99,000	99,335
Western Gas Partners LP Senior Notes 4.50% due 03/01/2028	57,000	54,998
Western Gas Partners LP Senior Notes 5.45% due 04/01/2044	255,000	230,379
Williams Partners LP Senior Notes 3.90% due 01/15/2025	174,000	174,038
Williams Partners LP Senior Notes 4.85% due 03/01/2048	178,000	172,332

		22,849,610

Radio — 0.1%
Sirius XM Radio, Inc. Company Guar. Notes 5.38% due 07/15/2026*	2,300,000	2,279,875

Real Estate Investment Trusts — 1.2%
American Tower Corp. Senior Notes 3.38% due 10/15/2026	175,000	166,852
American Tower Corp. Senior Notes 3.55% due 07/15/2027	4,489,000	4,282,580
AvalonBay Communities, Inc. Senior Notes 2.85% due 03/15/2023	150,000	146,801
AvalonBay Communities, Inc. Senior Notes 2.90% due 10/15/2026	110,000	104,687
AvalonBay Communities, Inc. Senior Notes 3.90% due 10/15/2046	64,000	59,852

Security Description	Principal Amount	Value (Note 2)
Real Estate Investment Trusts (continued)
Boston Properties LP Senior Notes 3.20% due 01/15/2025	$228,000	$220,601
Boston Properties LP Senior Notes 3.65% due 02/01/2026	148,000	145,299
Brixmor Operating Partnership LP Senior Notes 3.85% due 02/01/2025	200,000	194,459
Crown Castle International Corp. Senior Notes 2.25% due 09/01/2021	1,575,000	1,530,371
Crown Castle International Corp. Senior Notes 3.20% due 09/01/2024	937,000	897,825
Crown Castle International Corp. Senior Notes 3.70% due 06/15/2026	945,000	917,248
Crown Castle International Corp. Senior Bonds 3.80% due 02/15/2028	893,000	871,078
Crown Castle International Corp. Senior Notes 4.00% due 03/01/2027	464,000	458,874
Crown Castle International Corp. Senior Notes 4.88% due 04/15/2022	100,000	103,602
Crown Castle International Corp. Senior Notes 5.25% due 01/15/2023	100,000	105,352
DDR Corp. Senior Notes 4.70% due 06/01/2027	94,000	95,423
Digital Realty Trust LP Company Guar. Notes 3.70% due 08/15/2027	115,000	110,389
Duke Realty LP Company Guar. Notes 3.63% due 04/15/2023	270,000	271,184
EPR Properties Company Guar. Notes 4.50% due 06/01/2027	207,000	200,894
EPR Properties Company Guar. Notes 4.95% due 04/15/2028	140,000	139,934
Equinix, Inc. Senior Notes 5.38% due 05/15/2027	890,000	892,225
Equity Commonwealth Senior Notes 5.88% due 09/15/2020	490,000	501,557
ERP Operating LP Senior Notes 2.38% due 07/01/2019	270,000	269,103
ERP Operating LP Senior Notes 3.50% due 03/01/2028	123,000	121,497
ERP Operating LP Senior Notes 4.75% due 07/15/2020	270,000	275,189
GLP Capital LP/GLP Financing II, Inc. Company Guar. Notes 5.25% due 06/01/2025	1,006,000	1,028,162

220

SunAmerica Series Trust SA JPMorgan MFS Core Bond Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Principal Amount	Value (Note 2)
U.S. CORPORATE BONDS & NOTES (continued)
Real Estate Investment Trusts (continued)
GLP Capital LP/GLP Financing II, Inc. Company Guar. Notes 5.38% due 11/01/2023	$1,705,000	$1,758,264
Goodman US Finance Three LLC Company Guar. Notes 3.70% due 03/15/2028*	215,000	204,214
Government Properties Income Trust Senior Notes 3.75% due 08/15/2019	1,140,000	1,138,416
Government Properties Income Trust Senior Notes 4.00% due 07/15/2022	275,000	270,725
HCP, Inc. Senior Notes 3.88% due 08/15/2024	575,000	571,606
Health Care REIT, Inc. Senior Notes 3.75% due 03/15/2023	200,000	200,181
Health Care REIT, Inc. Senior Notes 4.00% due 06/01/2025	120,000	120,148
National Retail Properties, Inc. Senior Notes 4.00% due 11/15/2025	291,000	292,070
Realty Income Corp. Senior Notes 3.25% due 10/15/2022	300,000	298,758
Realty Income Corp. Senior Notes 3.88% due 07/15/2024	100,000	100,688
Realty Income Corp. Senior Notes 3.88% due 04/15/2025	210,000	211,349
Select Income REIT Senior Notes 3.60% due 02/01/2020	450,000	447,133
Senior Housing Properties Trust Senior Notes 3.25% due 05/01/2019	230,000	229,225
Senior Housing Properties Trust Senior Notes 4.75% due 02/15/2028	150,000	134,520
Simon Property Group LP Senior Notes 2.75% due 02/01/2023	360,000	352,819
Simon Property Group LP Senior Notes 3.75% due 02/01/2024	351,000	356,084
Ventas Realty LP Company Guar. Notes 3.75% due 05/01/2024	380,000	379,181

		21,176,419

Rental Auto/Equipment — 0.2%
ERAC USA Finance LLC Company Guar. Notes 2.60% due 12/01/2021*	200,000	195,046
ERAC USA Finance LLC Company Guar. Notes 4.50% due 02/15/2045*	685,000	644,642

Security Description	Principal Amount	Value (Note 2)
Rental Auto/Equipment (continued)
ERAC USA Finance LLC Company Guar. Notes 7.00% due 10/15/2037*	$2,655,000	$3,281,162

		4,120,850

Resort/Theme Parks — 0.1%
Six Flags Entertainment Corp. Company Guar. Notes 4.88% due 07/31/2024*	2,550,000	2,524,500

Retail-Auto Parts — 0.0%
O’Reilly Automotive, Inc. Senior Notes 3.60% due 09/01/2027	185,000	178,912

Retail-Building Products — 0.1%
Home Depot, Inc. Senior Notes 2.13% due 09/15/2026	77,000	70,973
Home Depot, Inc. Senior Notes 2.63% due 06/01/2022	148,000	147,528
Home Depot, Inc. Senior Notes 4.20% due 04/01/2043	172,000	174,345
Home Depot, Inc. Senior Notes 4.40% due 03/15/2045	180,000	187,428
Lowe’s Cos., Inc. Senior Notes 3.13% due 09/15/2024	180,000	176,103
Lowe’s Cos., Inc. Senior Notes 3.38% due 09/15/2025	119,000	116,309

		872,686

Retail-Consumer Electronics — 0.2%
Best Buy Co., Inc. Senior Notes 5.50% due 03/15/2021	3,128,000	3,251,822

Retail-Discount — 0.2%
Costco Wholesale Corp. Senior Notes 2.75% due 05/18/2024	215,000	211,548
Dollar General Corp. Senior Notes 4.13% due 05/01/2028	200,000	198,854
Dollar Tree, Inc. Senior Notes 4.20% due 05/15/2028	1,985,000	1,881,328
Target Corp. Senior Notes 3.50% due 07/01/2024	270,000	278,038
Wal-Mart Stores, Inc. Senior Notes 3.30% due 04/22/2024	270,000	275,830

		2,845,598

Retail-Drug Store — 0.0%
Walgreens Boots Alliance, Inc. Senior Notes 3.80% due 11/18/2024	100,000	99,822

221

SunAmerica Series Trust SA JPMorgan MFS Core Bond Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Principal Amount	Value (Note 2)
U.S. CORPORATE BONDS & NOTES (continued)
Retail-Drug Store (continued)
Walgreens Boots Alliance, Inc. Senior Notes 4.50% due 11/18/2034	$460,000	$453,803

		553,625

Retail-Restaurants — 0.0%
McDonald’s Corp. Senior Notes 4.70% due 12/09/2035	155,000	159,530
McDonald’s Corp. Senior Notes 6.30% due 10/15/2037	102,000	121,396

		280,926

Schools — 0.0%
President and Fellows of Harvard College Notes 3.30% due 07/15/2056	304,000	271,777

Semiconductor Components-Integrated Circuits — 0.0%
Analog Devices, Inc. Senior Notes 3.13% due 12/05/2023	122,000	118,909
Analog Devices, Inc. Senior Notes 4.50% due 12/05/2036	57,000	54,417
QUALCOMM, Inc. Senior Notes 3.25% due 05/20/2027	251,000	237,549

		410,875

Software Tools — 0.0%
VMware, Inc. Senior Notes 2.95% due 08/21/2022	389,000	377,069

Special Purpose Entities — 0.2%
Toll Road Investors Partnership II LP Senior Bonds zero coupon due 02/15/2026*	939,000	631,031
Toll Road Investors Partnership II LP Senior Bonds zero coupon due 02/15/2029*	2,723,000	1,518,389
Toll Road Investors Partnership II LP Senior Bonds zero coupon due 02/15/2031*	939,000	482,086

		2,631,506

Steel-Producers — 0.1%
Nucor Corp. Senior Notes 4.00% due 08/01/2023	630,000	646,253
Nucor Corp. Senior Notes 6.40% due 12/01/2037	100,000	123,129
Steel Dynamics, Inc. Company Guar. Notes 5.13% due 10/01/2021	1,707,000	1,719,802

		2,489,184

Telephone-Integrated — 0.7%
AT&T, Inc. Senior Notes 3.95% due 01/15/2025	417,000	420,906

Security Description	Principal Amount	Value (Note 2)
Telephone-Integrated (continued)
AT&T, Inc. Senior Notes 4.13% due 02/17/2026	$330,000	$333,018
AT&T, Inc. Senior Notes 4.30% due 02/15/2030	1,271,000	1,259,404
AT&T, Inc. Senior Notes 4.50% due 05/15/2035	2,219,000	2,095,973
AT&T, Inc. Senior Notes 4.75% due 05/15/2046	1,638,000	1,532,322
AT&T, Inc. Senior Notes 4.90% due 08/15/2037	936,000	910,108
AT&T, Inc. Senior Notes 5.15% due 11/15/2046	500,000	486,967
AT&T, Inc. Senior Notes 5.25% due 03/01/2037	3,210,000	3,267,953
AT&T, Inc. Senior Notes 5.35% due 09/01/2040	189,000	190,854
Verizon Communications, Inc. Senior Notes 4.27% due 01/15/2036	50,000	48,666
Verizon Communications, Inc. Senior Notes 4.40% due 11/01/2034	1,268,000	1,269,420
Verizon Communications, Inc. Senior Notes 5.25% due 03/16/2037	274,000	294,516

		12,110,107

Television — 0.0%
CBS Corp. Company Guar. Notes 3.70% due 08/15/2024	540,000	531,562

Tobacco — 0.2%
BAT Capital Corp. Company Guar. Notes 3.22% due 08/15/2024	3,375,000	3,227,938
BAT Capital Corp. Company Guar. Notes 4.39% due 08/15/2037	308,000	262,448

		3,490,386

Transport-Equipment & Leasing — 0.0%
Aviation Capital Group Corp. Senior Notes 2.88% due 01/20/2022*	250,000	242,510
Aviation Capital Group LLC Senior Notes 3.88% due 05/01/2023*	100,000	98,549

		341,059

Transport-Rail — 0.1%
Burlington Northern Santa Fe LLC Senior Notes 3.00% due 03/15/2023	300,000	300,291
Burlington Northern Santa Fe LLC Senior Notes 3.05% due 09/01/2022	720,000	720,254

222

SunAmerica Series Trust SA JPMorgan MFS Core Bond Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Principal Amount	Value (Note 2)
U.S. CORPORATE BONDS & NOTES (continued)
Transport-Rail (continued)
Burlington Northern Santa Fe LLC Senior Notes 3.65% due 09/01/2025	$400,000	$408,675
CSX Corp. Senior Notes 3.40% due 08/01/2024	180,000	180,135
Norfolk Southern Corp. Senior Notes 3.85% due 01/15/2024	221,000	225,821
Union Pacific Corp. Senior Notes 4.10% due 09/15/2067	100,000	85,172

		1,920,348

Transport-Services — 0.0%
FedEx Corp. Company Guar. Notes 3.90% due 02/01/2035	270,000	247,568
Ryder System, Inc. Senior Notes 2.45% due 09/03/2019	360,000	358,822
Ryder System, Inc. Senior Notes 2.50% due 05/11/2020	147,000	145,616
Ryder System, Inc. Senior Notes 2.88% due 09/01/2020	57,000	56,613

		808,619

Trucking/Leasing — 0.0%
Penske Truck Leasing Co. LP/PTL Finance Corp. Senior Notes 2.70% due 03/14/2023*	360,000	344,033
Penske Truck Leasing Co. LP/PTL Finance Corp. Senior Notes 4.13% due 08/01/2023*	250,000	251,389

		595,422

Veterinary Diagnostics — 0.2%
Elanco Animal Health, Inc. Senior Notes 4.27% due 08/28/2023*	1,367,000	1,376,658
Elanco Animal Health, Inc. Senior Notes 4.90% due 08/28/2028*	1,300,000	1,345,669

		2,722,327

Vitamins & Nutrition Products — 0.0%
Mead Johnson Nutrition Co. Company Guar. Notes 4.13% due 11/15/2025	251,000	261,367

Water — 0.0%
American Water Capital Corp. Senior Notes 3.40% due 03/01/2025	451,000	449,195

Total U.S. Corporate Bonds & Notes (cost $486,476,896)		479,443,944

Security Description	Principal Amount	Value (Note 2)
FOREIGN CORPORATE BONDS & NOTES — 7.6%
Aerospace/Defense — 0.0%
BAE Systems PLC Senior Notes 4.75% due 10/11/2021*	$300,000	$308,907

Aerospace/Defense-Equipment — 0.0%
Airbus SE Senior Notes 3.15% due 04/10/2027*	245,000	239,184
Airbus SE Senior Notes 3.95% due 04/10/2047*	150,000	145,936

		385,120

Agricultural Chemicals — 0.0%
Nutrien, Ltd. Senior Notes 3.38% due 03/15/2025	158,000	151,491
Nutrien, Ltd. Senior Notes 4.13% due 03/15/2035	300,000	269,978

		421,469

Airlines — 0.1%
Air Canada Pass-Through Trust Pass-Through Certs. Series 2017-1, Class AA 3.30% due 07/15/2031*	208,522	199,521
Air Canada Pass-Through Trust Pass-Through Certs. Series 2017-1, Class A 3.55% due 07/15/2031*	294,269	282,822
Air Canada Pass-Through Trust Pass-Through Certs. Series 2013-1A, Class A 4.13% due 11/15/2026*	316,034	315,370
British Airways Pass-Through Trust Pass-Through Certs. Series 2018-1, Class AA 3.80% due 03/20/2033*	329,692	326,890
British Airways Pass-Through Trust Pass-Through Certs. Series 2018-1, Class A 4.13% due 03/20/2033*	440,781	435,360

		1,559,963

Banks-Commercial — 1.4%
ABN AMRO Bank NV Senior Notes 2.45% due 06/04/2020*	438,000	434,086
ABN AMRO Bank NV Sub. Notes 4.75% due 07/28/2025*	400,000	406,954
ABN AMRO Bank NV Sub. Notes 4.80% due 04/18/2026*	3,200,000	3,258,634
AIB Group PLC Senior Notes 4.75% due 10/12/2023*	585,000	586,202
ANZ New Zealand International, Ltd. Company Guar. Notes 2.60% due 09/23/2019*	628,000	626,956
ANZ New Zealand International, Ltd. Company Guar. Notes 2.85% due 08/06/2020*	250,000	248,918

223

SunAmerica Series Trust SA JPMorgan MFS Core Bond Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Principal Amount	Value (Note 2)
FOREIGN CORPORATE BONDS & NOTES (continued)
Banks-Commercial (continued)
Australia & New Zealand Banking Group, Ltd. Sub. Notes 4.40% due 05/19/2026*	$200,000	$197,746
Barclays Bank PLC Sub. Notes 7.63% due 11/21/2022	700,000	746,375
BNZ International Funding, Ltd. Company Guar. Notes 2.90% due 02/21/2022*	250,000	246,323
BPCE SA Sub. Notes 4.50% due 03/15/2025*	2,200,000	2,183,109
BPCE SA Sub. Notes 4.63% due 07/11/2024*	600,000	593,745
Canadian Imperial Bank of Commerce Senior Notes 1.60% due 09/06/2019	250,000	248,321
Canadian Imperial Bank of Commerce Sec. Notes 2.25% due 07/21/2020*	273,000	270,783
Commonwealth Bank of Australia Senior Notes 2.00% due 09/06/2021*	300,000	291,416
Commonwealth Bank of Australia Senior Notes 2.50% due 09/18/2022*	400,000	389,884
Commonwealth Bank of Australia Senior Notes 2.85% due 05/18/2026*	300,000	282,756
Commonwealth Bank of Australia Senior Notes 3.45% due 03/16/2023*	300,000	301,677
Commonwealth Bank of Australia Sub. Notes 4.50% due 12/09/2025*	201,000	202,820
Cooperatieve Rabobank UA Senior Notes 3.88% due 09/26/2023*	250,000	254,142
Cooperatieve Rabobank UA Company Guar. Notes 4.38% due 08/04/2025	536,000	542,925
Cooperatieve Rabobank UA Company Guar. Notes 4.63% due 12/01/2023	400,000	410,195
Credit Suisse AG Sub. Notes 6.50% due 08/08/2023*	528,000	557,542
Danske Bank A/S Senior Notes 2.00% due 09/08/2021*	200,000	190,207
Danske Bank A/S Senior Notes 2.70% due 03/02/2022*	200,000	191,278
HSBC Bank PLC Senior Notes 4.75% due 01/19/2021*	1,260,000	1,297,780
Industrial & Commercial Bank of China, Ltd. Senior Notes 2.45% due 10/20/2021	300,000	291,835

Security Description	Principal Amount	Value (Note 2)
Banks-Commercial (continued)
ING Groep NV Senior Notes 4.10% due 10/02/2023	$925,000	$936,507
Intesa Sanpaolo SpA Senior Notes 3.88% due 07/14/2027*	240,000	208,270
Intesa Sanpaolo SpA Senior Notes 3.88% due 01/12/2028*	200,000	172,068
Macquarie Bank, Ltd. Senior Notes 2.85% due 07/29/2020*	250,000	248,761
Macquarie Bank, Ltd. Senior Notes 4.00% due 07/29/2025*	250,000	250,808
National Australia Bank, Ltd. Senior Notes 2.50% due 01/12/2021	450,000	444,886
National Australia Bank, Ltd. Senior Notes 2.50% due 07/12/2026	250,000	230,775
National Australia Bank, Ltd. Senior Notes 3.38% due 01/14/2026	250,000	245,287
Nordea Bank AB Senior Notes 2.50% due 09/17/2020*	300,000	297,049
Nordea Bank AB Sub. Notes 4.25% due 09/21/2022*	450,000	456,234
Nordea Bank AB Senior Notes 4.88% due 01/27/2020*	100,000	101,843
Royal Bank of Canada Senior Notes 2.75% due 02/01/2022	198,000	197,040
Royal Bank of Canada Senior Notes 3.70% due 10/05/2023	900,000	915,378
Santander UK Group Holdings PLC Senior Notes 3.57% due 01/10/2023	400,000	391,712
Santander UK Group Holdings PLC Sub. Notes 4.75% due 09/15/2025*	200,000	192,342
Standard Chartered PLC Senior Notes 3.05% due 01/15/2021*	250,000	247,475
Standard Chartered PLC Senior Notes 4.25% due 01/20/2023*	400,000	400,330
Standard Chartered PLC Sub. Notes 4.87% due 03/15/2033*	250,000	244,244
Sumitomo Mitsui Trust Bank, Ltd. Senior Notes 2.05% due 10/18/2019*	400,000	396,990
Svenska Handelsbanken AB Company Guar. Notes 2.40% due 10/01/2020	400,000	395,996
Toronto-Dominion Bank Senior Notes 2.25% due 11/05/2019	450,000	448,520

224

SunAmerica Series Trust SA JPMorgan MFS Core Bond Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Principal Amount	Value (Note 2)
FOREIGN CORPORATE BONDS & NOTES (continued)
Banks-Commercial (continued)
Toronto-Dominion Bank Sub. Notes 3.63% due 09/15/2031	$167,000	$160,936
Westpac Banking Corp. Bonds 2.00% due 03/03/2020*	439,000	435,097
Westpac Banking Corp. Senior Notes 2.60% due 11/23/2020	220,000	218,637
Westpac Banking Corp. Senior Notes 2.85% due 05/13/2026	200,000	190,387
Westpac Banking Corp. Sub. Notes 4.32% due 11/23/2031	300,000	291,417

		23,971,598

Banks-Fiduciary — 0.0%
Mitsubishi UFJ Trust & Banking Corp. Senior Notes 2.45% due 10/16/2019*	400,000	399,014
Mitsubishi UFJ Trust & Banking Corp. Senior Notes 2.65% due 10/19/2020*	300,000	297,571

		696,585

Banks-Money Center — 0.0%
Lloyds Bank PLC Company Guar. Notes 2.40% due 03/17/2020	300,000	297,800

Beverages-Non-alcoholic — 0.0%
Coca-Cola Femsa SAB de CV Company Guar. Notes 3.88% due 11/26/2023	150,000	152,844

Building Products-Air & Heating — 0.1%
Johnson Controls International PLC Senior Notes 4.95% due 07/02/2064	180,000	160,712
Johnson Controls International PLC Senior Notes 5.70% due 03/01/2041	968,000	970,872

		1,131,584

Cellular Telecom — 0.1%
America Movil SAB de CV Senior Notes 3.13% due 07/16/2022	810,000	801,052
Rogers Communications, Inc. Company Guar. Notes 8.75% due 05/01/2032	136,000	186,657
Vodafone Group PLC Senior Notes 2.95% due 02/19/2023	190,000	185,565
Vodafone Group PLC Senior Notes 4.13% due 05/30/2025	228,000	228,484
Vodafone Group PLC Senior Notes 5.25% due 05/30/2048	226,000	219,989
Vodafone Group PLC Senior Notes 6.25% due 11/30/2032	300,000	340,736

		1,962,483

Security Description	Principal Amount	Value (Note 2)
Diversified Banking Institutions — 1.8%
Banco Santander SA Senior Notes 3.13% due 02/23/2023	$200,000	$194,330
Banco Santander SA Senior Notes 4.38% due 04/12/2028	200,000	195,758
Bank of Nova Scotia Bonds 1.85% due 04/14/2020	550,000	543,892
Bank of Nova Scotia Senior Notes 2.50% due 01/08/2021	250,000	248,527
Barclays PLC Senior Notes 3.68% due 01/10/2023	652,000	637,852
Barclays PLC Senior Notes 4.38% due 01/12/2026	2,344,000	2,304,107
Barclays PLC Senior Notes 4.97% due 05/16/2029	1,576,000	1,582,460
Credit Agricole SA Senior Notes 4.13% due 01/10/2027*	296,000	290,873
Credit Agricole SA Sub. Notes 4.38% due 03/17/2025*	200,000	198,092
Credit Suisse Group AG Senior Notes 3.57% due 01/09/2023*	500,000	494,704
Credit Suisse Group AG Senior Bonds 3.87% due 01/12/2029*	250,000	238,670
Credit Suisse Group AG Senior Notes 4.28% due 01/09/2028*	250,000	246,333
Credit Suisse Group Funding Guernsey, Ltd. Company Guar. Notes 3.75% due 03/26/2025	2,860,000	2,791,604
Deutsche Bank NY Senior Notes 3.70% due 05/30/2024	450,000	418,110
Deutsche Bank NY Senior Notes 4.25% due 10/14/2021	300,000	296,952
HSBC Holdings PLC Senior Notes 2.65% due 01/05/2022	680,000	670,000
HSBC Holdings PLC Sub. Notes 4.25% due 08/18/2025	200,000	201,725
HSBC Holdings PLC Sub. Notes 4.38% due 11/23/2026	200,000	200,639
HSBC Holdings PLC Sub. Notes 6.50% due 05/02/2036	600,000	719,226
Lloyds Banking Group PLC Senior Notes 2.91% due 11/07/2023	200,000	192,122
Lloyds Banking Group PLC Senior Notes 3.75% due 01/11/2027	3,157,000	3,024,983

225

SunAmerica Series Trust SA JPMorgan MFS Core Bond Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Principal Amount	Value (Note 2)
FOREIGN CORPORATE BONDS & NOTES (continued)
Diversified Banking Institutions (continued)
Lloyds Banking Group PLC Senior Notes 4.38% due 03/22/2028	$221,000	$220,055
Lloyds Banking Group PLC Sub. Notes 4.58% due 12/10/2025	200,000	195,438
Macquarie Group, Ltd. Senior Notes 3.76% due 11/28/2028*	415,000	385,385
Macquarie Group, Ltd. Senior Notes 5.03% due 01/15/2030*	300,000	304,864
Macquarie Group, Ltd. Senior Notes 6.00% due 01/14/2020*	300,000	308,114
Macquarie Group, Ltd. Senior Notes 6.25% due 01/14/2021*	1,260,000	1,323,072
Mitsubishi UFJ Financial Group, Inc. Senior Notes 3.00% due 02/22/2022	88,000	87,287
Mizuho Financial Group, Inc. Senior Notes 2.63% due 04/12/2021*	200,000	197,254
Royal Bank of Scotland Group PLC Senior Notes 3.88% due 09/12/2023	250,000	245,573
Royal Bank of Scotland Group PLC Senior Notes 4.89% due 05/18/2029	200,000	198,898
Societe Generale SA Senior Notes 4.25% due 09/14/2023*	200,000	201,907
Societe Generale SA Sub. Notes 4.25% due 04/14/2025*	250,000	246,987
Sumitomo Mitsui Financial Group, Inc. Senior Notes 2.06% due 07/14/2021	101,000	98,356
Sumitomo Mitsui Financial Group, Inc. Senior Notes 2.44% due 10/19/2021	3,107,000	3,040,441
Sumitomo Mitsui Financial Group, Inc. Senior Notes 2.63% due 07/14/2026	188,000	175,762
Sumitomo Mitsui Financial Group, Inc. Senior Notes 2.78% due 07/12/2022	300,000	295,453
Sumitomo Mitsui Financial Group, Inc. Senior Notes 2.78% due 10/18/2022	247,000	241,604
Sumitomo Mitsui Financial Group, Inc. Senior Notes 2.85% due 01/11/2022	300,000	296,758
Sumitomo Mitsui Financial Group, Inc. Senior Notes 3.10% due 01/17/2023	207,000	205,269
Sumitomo Mitsui Financial Group, Inc. Senior Notes 3.94% due 10/16/2023	1,000,000	1,021,623

Security Description	Principal Amount	Value (Note 2)
Diversified Banking Institutions (continued)
UBS Group Funding Switzerland AG Company Guar. Notes 2.86% due 08/15/2023*	$200,000	$194,593
UBS Group Funding Switzerland AG Company Guar. Notes 3.00% due 04/15/2021*	3,097,000	3,079,354
UBS Group Funding Switzerland AG Company Guar. Notes 4.13% due 09/24/2025*	1,827,000	1,848,757
UBS Group Funding Switzerland AG Company Guar. Notes 4.13% due 04/15/2026*	280,000	281,713
UBS Group Funding Switzerland AG Company Guar. Notes 4.25% due 03/23/2028*	2,066,000	2,079,050

		32,464,526

Diversified Financial Services — 0.2%
GE Capital International Funding Co. ULC Company Guar. Notes 2.34% due 11/15/2020	365,000	356,379
GE Capital International Funding Co. ULC Company Guar. Notes 3.37% due 11/15/2025	200,000	190,614
GE Capital International Funding Co. ULC Company Guar. Notes 4.42% due 11/15/2035	3,664,000	3,270,438

		3,817,431

Diversified Manufacturing Operations — 0.1%
Ingersoll-Rand Luxembourg Finance SA Company Guar. Notes 2.63% due 05/01/2020	180,000	178,290
Ingersoll-Rand Luxembourg Finance SA Company Guar. Notes 3.55% due 11/01/2024	150,000	149,824
Siemens Financieringsmaatschappij NV Company Guar. Notes 2.35% due 10/15/2026*	300,000	277,146
Siemens Financieringsmaatschappij NV Company Guar. Notes 2.90% due 05/27/2022*	250,000	249,062
Siemens Financieringsmaatschappij NV Company Guar. Notes 3.13% due 03/16/2024*	250,000	248,347

		1,102,669

Diversified Minerals — 0.0%
Anglo American Capital PLC Company Guar. Notes 3.63% due 09/11/2024*	200,000	193,516
Anglo American Capital PLC Company Guar. Notes 4.00% due 09/11/2027*	200,000	188,828

		382,344

Diversified Operations — 0.0%
CK Hutchison International, Ltd. Company Guar. Notes 2.88% due 04/05/2022*	300,000	295,424

226

SunAmerica Series Trust SA JPMorgan MFS Core Bond Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Principal Amount	Value (Note 2)
FOREIGN CORPORATE BONDS & NOTES (continued)
Electric-Distribution — 0.4%
China Southern Power Grid International Finance BVI Co., Ltd. Company Guar. Notes 3.50% due 05/08/2027*	$360,000	$349,738
State Grid Overseas Investment, Ltd. Company Guar. Notes 2.75% due 05/04/2022*	5,851,000	5,735,137

		6,084,875

Electric-Generation — 0.1%
Electricite de France SA Senior Notes 4.88% due 09/21/2038*	1,201,000	1,139,183
Korea Southern Power Co., Ltd. Senior Notes 3.00% due 01/29/2021*	200,000	199,166

		1,338,349

Electric-Integrated — 0.5%
Enel Finance International NV Company Guar. Notes 3.50% due 04/06/2028*	3,200,000	2,820,705
Enel Finance International NV Company Guar. Notes 3.63% due 05/25/2027*	5,631,000	5,060,838
Enel Finance International NV Company Guar. Notes 4.63% due 09/14/2025*	200,000	197,498
Fortis, Inc. Senior Notes 3.06% due 10/04/2026	300,000	279,252

		8,358,293

Finance-Investment Banker/Broker — 0.0%
Brookfield Finance, Inc. Company Guar. Notes 3.90% due 01/25/2028	148,000	139,712
Brookfield Finance, Inc. Company Guar. Notes 4.70% due 09/20/2047	171,000	157,883
Daiwa Securities Group, Inc. Senior Notes 3.13% due 04/19/2022*	183,000	180,759

		478,354

Finance-Leasing Companies — 0.1%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust Company Guar. Notes 3.30% due 01/23/2023	150,000	144,084
AerCap Ireland Capital DAC/AerCap Global Aviation Trust Company Guar. Notes 3.50% due 01/15/2025	180,000	167,937
Aircastle, Ltd. Senior Notes 4.40% due 09/25/2023	285,000	282,177
BOC Aviation, Ltd. Senior Notes 2.75% due 09/18/2022*	200,000	192,951
Mitsubishi UFJ Lease & Finance Co., Ltd. Senior Notes 2.65% due 09/19/2022*	200,000	193,178

Security Description	Principal Amount	Value (Note 2)
Finance-Leasing Companies (continued)
ORIX Corp. Senior Notes 2.90% due 07/18/2022	$151,000	$148,667

		1,128,994

Gas-Distribution — 0.0%
Korea Gas Corp. Senior Notes 1.88% due 07/18/2021*	200,000	193,411

Insurance Brokers — 0.0%
Aon PLC Company Guar. Notes 3.50% due 06/14/2024	360,000	354,559

Insurance-Life/Health — 0.1%
AIA Group, Ltd. Senior Notes 3.90% due 04/06/2028*	250,000	251,781
Athene Holding, Ltd. Senior Notes 4.13% due 01/12/2028	330,000	308,126
Manulife Financial Corp. Sub. Notes 4.06% due 02/24/2032	400,000	381,945

		941,852

Insurance-Property/Casualty — 0.1%
Allied World Assurance Co. Holdings, Ltd. Company Guar. Notes 4.35% due 10/29/2025	2,500,000	2,435,023

Insurance-Reinsurance — 0.1%
Fairfax Financial Holdings, Ltd. Senior Notes 4.85% due 04/17/2028	1,648,000	1,619,847

Investment Management/Advisor Services — 0.0%
Invesco Finance PLC Company Guar. Notes 3.75% due 01/15/2026	125,000	122,855

Machinery-Farming — 0.1%
CNH Industrial NV Senior Notes 3.85% due 11/15/2027	1,354,000	1,255,738

Machinery-Pumps — 0.0%
Nvent Finance SARL Company Guar. Notes 4.55% due 04/15/2028	225,000	219,738

Medical Products — 0.0%
Covidien International Finance SA Company Guar. Notes 2.95% due 06/15/2023	87,000	85,505

Medical-Drugs — 0.0%
Shire Acquisitions Investments Ireland DAC Company Guar. Notes 2.88% due 09/23/2023	167,000	160,521
Shire Acquisitions Investments Ireland DAC Company Guar. Notes 3.20% due 09/23/2026	285,000	265,377

		425,898

227

SunAmerica Series Trust SA JPMorgan MFS Core Bond Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Principal Amount	Value (Note 2)
FOREIGN CORPORATE BONDS & NOTES (continued)
Medical-Generic Drugs — 0.3%
Actavis Funding SCS Company Guar. Notes 3.80% due 03/15/2025	$4,103,000	$4,088,713
Allergan Funding SCS Company Guar. Notes 3.45% due 03/15/2022	450,000	449,010
Allergan Funding SCS Company Guar. Notes 3.85% due 06/15/2024	230,000	230,694
Mylan NV Company Guar. Notes 3.15% due 06/15/2021	200,000	195,623
Mylan NV Company Guar. Notes 3.95% due 06/15/2026	139,000	131,308

		5,095,348

Metal-Diversified — 0.0%
Inco, Ltd. Senior Bonds 7.20% due 09/15/2032	100,000	104,000

Metal-Iron — 0.2%
Vale Overseas, Ltd. Company Guar. Notes 6.25% due 08/10/2026	2,189,000	2,334,021
Vale Overseas, Ltd. Company Guar. Notes 6.88% due 11/21/2036	216,000	239,760

		2,573,781

Oil Companies-Exploration & Production — 0.1%
Alberta Energy Co., Ltd. Senior Notes 8.13% due 09/15/2030	150,000	181,532
Canadian Natural Resources, Ltd. Senior Notes 3.90% due 02/01/2025	180,000	181,502
Canadian Natural Resources, Ltd. Senior Notes 6.45% due 06/30/2033	248,000	281,380
Encana Corp. Senior Notes 7.20% due 11/01/2031	100,000	116,461
Encana Corp. Senior Notes 7.38% due 11/01/2031	100,000	118,262

		879,137

Oil Companies-Integrated — 0.7%
BP Capital Markets PLC Company Guar. Notes 3.54% due 11/04/2024	180,000	184,138
BP Capital Markets PLC Company Guar. Notes 3.81% due 02/10/2024	868,000	891,511
Cenovus Energy, Inc. Senior Notes 6.75% due 11/15/2039	447,000	472,051
Ecopetrol SA Senior Notes 4.13% due 01/16/2025	180,000	174,917

Security Description	Principal Amount	Value (Note 2)
Oil Companies-Integrated (continued)
Ecopetrol SA Senior Notes 5.38% due 06/26/2026	$193,000	$200,238
Ecopetrol SA Senior Notes 5.88% due 09/18/2023	185,000	196,331
Eni SpA Senior Notes 4.00% due 09/12/2023*	2,645,000	2,667,890
Husky Energy, Inc. Senior Notes 3.95% due 04/15/2022	350,000	353,838
Petro-Canada Senior Notes 5.95% due 05/15/2035	200,000	225,205
Petro-Canada Senior Notes 7.88% due 06/15/2026	144,000	171,852
Petroleos Mexicanos Company Guar. Notes 5.35% due 02/12/2028	56,000	49,000
Petroleos Mexicanos Company Guar. Notes 5.50% due 01/21/2021	700,000	702,051
Petroleos Mexicanos Company Guar. Notes 6.38% due 02/04/2021	112,000	113,456
Petroleos Mexicanos Company Guar. Notes 6.50% due 03/13/2027	1,353,000	1,298,203
Petroleos Mexicanos Company Guar. Notes 6.50% due 01/23/2029	378,000	356,171
Petroleos Mexicanos Company Guar. Notes 6.88% due 08/04/2026	336,000	333,161
Shell International Finance BV Company Guar. Notes 3.25% due 05/11/2025	200,000	201,940
Shell International Finance BV Company Guar. Notes 3.75% due 09/12/2046	1,049,000	1,012,498
Shell International Finance BV Company Guar. Notes 4.00% due 05/10/2046	1,610,000	1,622,799
Shell International Finance BV Company Guar. Notes 4.13% due 05/11/2035	326,000	337,128
Statoil ASA Company Guar. Notes 2.45% due 01/17/2023	720,000	710,838
Statoil ASA Company Guar. Notes 3.25% due 11/10/2024	90,000	91,822
Total Capital International SA Company Guar. Notes 2.75% due 06/19/2021	720,000	720,188

		13,087,226

Oil-Field Services — 0.0%
Schlumberger Investment SA Company Guar. Notes 3.30% due 09/14/2021*	540,000	542,222

228

SunAmerica Series Trust SA JPMorgan MFS Core Bond Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Principal Amount	Value (Note 2)
FOREIGN CORPORATE BONDS & NOTES (continued)
Paper & Related Products — 0.0%
Pabrik Kertas Tjiwi Kimia Tbk PT VRS Sec. Notes 0.00% due 04/28/2027†*(2)(4)(7)	$731,485	$21,945
Pabrik Kertas Tjiwi Kimia Tbk PT FRS Sec. Notes 5.74% (3 ML+3.00%) due 04/28/2023†*(2)(7)	46,675	1,400
Pindo Deli Pulp & Paper Mills FRS Sec. Notes 5.74% (3 ML+3.00%) due 04/30/2023†*(2)(7)	106,535	0
Pindo Deli Pulp & Paper Mills FRS Sec. Notes 5.74% (3 ML+3.00%) due 04/28/2027†*(2)(7)	1,756,853	0

		23,345

Pipelines — 0.2%
APT Pipelines, Ltd. Company Guar. Notes 4.25% due 07/15/2027*	285,000	280,318
Enbridge, Inc. Senior Notes 4.25% due 12/01/2026	2,425,000	2,488,522
Enbridge, Inc. Senior Bonds 4.50% due 06/10/2044	150,000	147,175
TransCanada PipeLines, Ltd. Senior Notes 2.50% due 08/01/2022	270,000	262,894
TransCanada PipeLines, Ltd. Senior Notes 3.75% due 10/16/2023	360,000	366,581
TransCanada PipeLines, Ltd. Senior Notes 4.75% due 05/15/2038	300,000	305,106
TransCanada PipeLines, Ltd. Senior Notes 4.88% due 01/15/2026	185,000	196,271

		4,046,867

Property Trust — 0.0%
Goodman Australia Industrial Fund Bond Issuer Pty, Ltd. Company Guar. Notes 3.40% due 09/30/2026*	263,000	248,344

Real Estate Investment Trusts — 0.0%
Scentre Group Trust 1/Scentre Group Trust 2 Company Guar. Notes 3.50% due 02/12/2025*	400,000	391,943

Real Estate Operations & Development — 0.0%
Ontario Teachers’ Cadillac Fairview Properties Trust Senior Notes 3.13% due 03/20/2022*	235,000	233,362
Ontario Teachers’ Cadillac Fairview Properties Trust Senior Notes 3.88% due 03/20/2027*	243,000	242,312

		475,674

Security Description	Principal Amount	Value (Note 2)
Soap & Cleaning Preparation — 0.3%
Reckitt Benckiser Treasury Services PLC Company Guar. Notes 2.38% due 06/24/2022*	$200,000	$194,103
Reckitt Benckiser Treasury Services PLC Company Guar. Notes 2.75% due 06/26/2024*	4,958,000	4,791,205

		4,985,308

Telephone-Integrated — 0.0%
Deutsche Telekom International Finance BV Company Guar. Notes 3.60% due 01/19/2027*	150,000	144,254
Telefonica Emisiones SAU Company Guar. Notes 4.10% due 03/08/2027	67,000	66,623
Telefonica Emisiones SAU Company Guar. Notes 4.67% due 03/06/2038	265,000	246,688

		457,565

Television — 0.1%
Videotron, Ltd. Company Guar. Notes 5.00% due 07/15/2022	2,200,000	2,262,040

Tobacco — 0.3%
Imperial Brands Finance PLC Company Guar. Notes 3.75% due 07/21/2022*	4,571,000	4,556,732

Transport-Rail — 0.1%
Canadian Pacific Railway Co. Senior Notes 4.50% due 01/15/2022	600,000	616,329
Canadian Pacific Railway Co. Senior Notes 6.13% due 09/15/2115	101,000	117,391

		733,720

Total Foreign Corporate Bonds & Notes (cost $137,504,096)		134,457,290

U.S. GOVERNMENT AGENCIES — 28.1%
Federal Home Loan Mtg. Corp. — 6.8%
3.00% due 01/01/2038	1,700,493	1,691,910
3.00% due 08/15/2042 STRIPS(5)	1,567,806	1,545,075
3.00% due 03/01/2043	1,250,809	1,236,098
3.00% due 04/01/2043	90,743	89,667
3.00% due 05/01/2043	149,371	147,575
3.00% due 01/15/2044 STRIPS(5)	612,426	609,083
3.00% due 10/01/2046	6,528,550	6,433,885
3.00% due 02/01/2047	1,906,131	1,874,342
3.00% due 03/01/2048	1,528,455	1,502,497
3.00% due 09/01/2048	346,806	340,978
3.00% due 11/01/2048	2,492,106	2,449,793
3.50% due 11/01/2037	1,165,089	1,181,231
3.50% due 05/01/2038	354,507	360,342
3.50% due 02/01/2042	163,545	165,720
3.50% due 05/01/2042	50,629	51,307
3.50% due 07/01/2042	234,766	237,910
3.50% due 07/15/2042 STRIPS(5)	2,649,651	2,684,991
3.50% due 03/01/2043	132,429	134,203
3.50% due 09/01/2045	5,384,792	5,435,246
3.50% due 12/01/2045	2,994,362	3,022,420

229

SunAmerica Series Trust SA JPMorgan MFS Core Bond Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Principal Amount	Value (Note 2)
U.S. GOVERNMENT AGENCIES (continued)
Federal Home Loan Mtg. Corp. (continued)
3.50% due 11/01/2046	$3,184,432	$3,209,712
3.50% due 12/01/2046	1,879,711	1,894,695
3.50% due 03/01/2048	5,373,787	5,404,806
3.50% due 06/01/2048	1,983,973	1,995,355
3.50% due 09/01/2048	1,964,506	1,975,733
4.00% due 07/01/2025	97,474	100,491
4.00% due 08/01/2037	227,615	235,802
4.00% due 10/01/2040	150,312	155,357
4.00% due 11/01/2040	94,199	97,360
4.00% due 01/01/2041	898,236	928,366
4.00% due 04/01/2044	1,168,215	1,200,920
4.00% due 01/01/2046	1,084,433	1,117,764
4.00% due 08/01/2048	3,900,964	3,998,334
4.00% due 10/01/2048	1,252,554	1,283,335
4.50% due 07/01/2025	26,387	27,195
4.50% due 07/01/2040	674,434	709,316
4.50% due 03/01/2041	41,790	43,951
4.50% due 05/01/2041	94,736	99,636
4.50% due 05/01/2042	1,815,493	1,909,263
5.00% due 09/01/2019	6,189	6,285
5.00% due 11/01/2035	21,698	23,174
5.00% due 10/01/2036	36,885	39,407
5.00% due 12/01/2036	19,574	20,915
5.00% due 10/01/2037	7,012	7,493
5.00% due 08/01/2039	29,655	31,726
5.00% due 01/01/2040	34,812	37,249
5.00% due 04/01/2040	19,602	20,965
5.50% due 08/01/2019	6,962	6,980
5.50% due 05/01/2036	7,882	8,553
5.50% due 12/01/2036	2,623	2,849
5.50% due 01/01/2038	26,526	28,798
Federal Home Loan Mtg. Corp. Multifamily Mtg. Trust VRS
Series 2016-K59, Class B 3.58% due 11/25/2049*(3)(4)	690,000	664,804
Series 2015-K44, Class B 3.68% due 01/25/2048*(3)(4)	3,390,000	3,322,581
Series 2016-K722, Class B 3.84% due 07/25/2049*(3)(4)	625,000	635,976
Series 2014-K40, Class C 4.07% due 11/25/2047*(3)(4)	639,000	628,913
Federal Home Loan Mtg. Corp. Multifamily Structured Pass Through Certs.
Series K712, Class A2 1.87% due 11/25/2019(3)	4,418,411	4,386,118
Series KJO2, Class A2 2.60% due 09/25/2020(3)	67,514	67,204
Series KSMC, Class A2 2.62% due 01/25/2023(3)	10,325,000	10,212,880
Series K055, Class A2 2.67% due 03/25/2026(3)	2,400,000	2,349,728
Series K720, Class A2 2.72% due 06/25/2022(3)	930,138	926,441
Series K054, Class A2 2.75% due 01/25/2026(3)	1,419,000	1,390,626
Series K718, Class A2 2.79% due 01/25/2022(3)	1,699,000	1,696,374
Series K044, Class A2 2.81% due 01/25/2025(3)	1,464,000	1,451,268
Series KJ09, Class A2 2.84% due 09/25/2022(3)	751,000	752,222
Series K715, Class A2 2.86% due 01/25/2021(3)	203,985	204,081

Security Description	Principal Amount	Value (Note 2)
Federal Home Loan Mtg. Corp. (continued)
Series K066, Class A2 3.12% due 06/25/2027(3)	$964,000	$959,905
Series K064, Class A2 3.22% due 03/25/2027(3)	1,994,000	2,005,885
Series K065, Class A2 3.24% due 04/25/2027(3)	776,000	779,863
Series K060, Class A2 3.30% due 10/25/2026(3)	1,141,000	1,153,994
Series K065, Class AM 3.33% due 05/25/2027(3)	416,000	418,786
Series K073, Class A2 3.35% due 01/25/2028(3)	1,154,000	1,165,244
Series K007, Class A2 4.22% due 03/25/2020(3)	354,363	358,571
Federal Home Loan Mtg. Corp. Multifamily Structured Pass Through Certs. FRS Series KF-12, Class A 3.20% (1 ML+0.70%) due 09/25/2022(3)	396,940	397,774
Federal Home Loan Mtg. Corp. Multifamily Structured Pass Through Certs. VRS
Series K714, Class A2 3.03% due 10/25/2020(3)(4)	1,033,407	1,033,933
Series K033, Class A2 3.06% due 07/25/2023(3)(4)	4,682,000	4,724,403
Series K030, Class A2 3.25% due 04/25/2023(3)(4)	5,200,000	5,278,372
Series K070, Class A2 3.30% due 11/25/2027(3)(4)	681,000	686,395
Series K029, Class A2 3.32% due 02/25/2023(3)(4)	3,000,000	3,058,912
Series K047, Class A2 3.33% due 05/25/2025(3)(4)	2,283,000	2,325,221
Series W5FX, Class AFX 3.34% due 04/25/2028(3)(4)	719,000	722,204
Series K077, Class AM 3.85% due 05/25/2028(3)(4)	2,745,000	2,862,504
Series K081, Class A2 3.90% due 08/25/2028(3)(4)	1,255,000	1,320,229
Federal Home Loan Mtg. Corp. REMIC
Series 3382, Class OA zero coupon due 11/15/2037(5)(17)	718,852	640,480
Series 3582, Class MO zero coupon due 10/15/2039(5)(17)	618,854	557,184
Series 4371, Class GZ 2.00% due 05/15/2042(5)	1,304,515	1,057,272
Series 4374, Class NC 3.75% due 02/15/2046(5)	405,293	408,881
Series 2691, Class ZU 5.50% due 09/15/2033(5)	2,442,715	2,667,419
Federal Home Loan Mtg. Corp. REMIC FRS Series 4077, Class MF 3.01% (1 ML+0.50%) due 07/15/2042(5)	389,630	391,085

		121,479,790

Federal National Mtg. Assoc. — 14.2%
zero coupon due 10/09/2019	470,000	461,614
2.35% due 01/01/2023	2,944,087	2,907,479
2.38% due 03/01/2023	7,307,866	7,223,472

230

SunAmerica Series Trust SA JPMorgan MFS Core Bond Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Principal Amount	Value (Note 2)
U.S. GOVERNMENT AGENCIES (continued)
Federal National Mtg. Assoc. (continued)
2.41% due 05/01/2023	$103,895	$102,780
2.50% due March 15 TBA	2,050,000	2,016,065
2.55% due 05/01/2023	107,164	106,591
2.70% due 04/01/2025	9,864,158	9,720,014
2.77% due 03/01/2022	476,597	476,070
2.82% due 07/01/2022	3,007,306	3,010,003
2.83% due 05/01/2027	2,500,000	2,440,564
2.83% due 06/01/2027	2,000,000	1,942,628
2.84% due 04/01/2025	3,925,315	3,898,405
2.89% due 05/01/2027	3,823,249	3,764,882
2.92% due 02/01/2030	1,646,003	1,588,582
2.92% due 05/01/2030	2,000,000	1,912,099
2.93% due 01/01/2025	2,935,841	2,943,920
2.94% due 05/01/2030	1,680,000	1,603,335
2.96% due 06/01/2027	1,917,986	1,897,317
2.97% due 06/01/2030	1,980,633	1,938,916
3.00% due 12/01/2031	1,302,125	1,304,763
3.00% due 07/01/2037	537,621	535,899
3.00% due 11/01/2037	1,019,837	1,014,201
3.00% due 05/01/2043	550,194	544,347
3.00% due 06/01/2043	1,727,592	1,706,089
3.00% due 09/01/2046	1,308,841	1,289,236
3.00% due 11/01/2046	4,613,193	4,544,095
3.00% due 12/01/2046	729,996	717,478
3.00% due 01/01/2048	3,129,129	3,075,376
3.00% due 02/01/2048	547,750	538,189
3.00% due March 15 TBA	7,450,000	7,460,186
3.03% due 04/01/2030	2,000,000	1,923,187
3.04% due 12/01/2024	2,582,510	2,604,010
3.07% due 09/01/2024	4,174,172	4,214,395
3.10% due 09/01/2025	3,284,327	3,317,246
3.12% due 06/01/2035	2,000,000	1,876,441
3.13% due 04/01/2030	5,000,000	4,900,532
3.13% due 06/01/2030	1,000,000	975,586
3.16% due 02/01/2032	2,809,077	2,718,156
3.20% due 06/01/2030	1,000,000	986,264
3.23% due 11/01/2020	4,488,572	4,519,327
3.30% due 10/01/2021	11,507,232	11,663,675
3.30% due 07/01/2030	1,005,000	990,829
3.48% due 11/01/2020	3,817,847	3,860,215
3.49% due 12/01/2020	3,812,364	3,856,223
3.50% due 09/01/2033	2,767,611	2,819,719
3.50% due 04/01/2038	967,401	982,380
3.50% due 01/01/2041	1,121,535	1,134,497
3.50% due 11/01/2041	18,786	18,964
3.50% due 01/01/2042	286,299	289,653
3.50% due 04/01/2043	125,267	126,715
3.50% due 07/01/2043	1,280,737	1,295,152
3.50% due 08/01/2043	613,841	620,940
3.50% due 03/01/2045	1,160,118	1,172,099
3.50% due 11/01/2045	711,066	717,640
3.50% due 07/01/2046	1,820,178	1,836,162
3.50% due 12/01/2046	1,671,763	1,684,029
3.50% due 01/01/2047	4,009,687	4,036,387
3.66% due 10/01/2028	1,893,331	1,952,244
3.76% due 12/01/2035	1,913,172	1,959,075
3.77% due 12/01/2025	1,498,212	1,563,911
3.81% due 12/01/2028	920,000	958,843
3.95% due 01/01/2027	139,137	145,952
3.99% due 07/01/2021	1,169,097	1,198,918
4.00% due 04/01/2020	8,109	8,339
4.00% due 01/01/2035	4,654,270	4,833,162

Security Description	Principal Amount	Value (Note 2)
Federal National Mtg. Assoc. (continued)
4.00% due 09/01/2040	$2,847,872	$2,939,957
4.00% due 11/01/2040	1,914,327	1,976,225
4.00% due 02/01/2041	219,649	226,889
4.00% due 06/01/2041	1,507,736	1,556,437
4.00% due 10/01/2041	1,335,491	1,378,662
4.00% due 11/01/2041	583,135	601,994
4.00% due 01/01/2042	4,377,251	4,518,821
4.00% due 04/01/2042	781,530	806,800
4.00% due 10/01/2042	832,999	859,933
4.00% due 12/01/2042	510,685	527,195
4.00% due 01/01/2043	2,686,711	2,776,203
4.00% due 05/01/2043	1,210,057	1,252,918
4.00% due 06/01/2043	934,299	964,481
4.00% due 07/01/2043	607,951	625,888
4.00% due 01/01/2044	1,238,112	1,282,039
4.00% due 04/01/2044	428,625	442,473
4.00% due 06/01/2045	1,855,113	1,912,715
4.08% due 01/01/2029	823,996	877,566
4.26% due 12/01/2019	277,576	279,241
4.30% due 06/01/2021	917,374	944,210
4.50% due 05/01/2025	15,455	15,903
4.50% due 03/01/2034	84,553	88,324
4.50% due 05/01/2040	33,144	34,838
4.50% due 10/01/2040	37,189	39,090
4.50% due 02/01/2041	992,855	1,043,597
4.50% due 04/01/2041	1,627,908	1,711,115
4.50% due 07/01/2042	863,383	907,523
4.50% due 11/01/2042	1,997,637	2,098,620
4.50% due 01/01/2043	1,447,799	1,521,752
4.50% due 04/01/2044	108,215	113,742
4.50% due 06/01/2044	4,020,997	4,221,076
5.00% due 03/01/2034	17,650	18,925
5.00% due 04/01/2034	24,912	26,680
5.00% due 05/01/2035	14,967	16,028
5.00% due 07/01/2035	45,813	48,909
5.00% due 08/01/2035	35,351	37,850
5.00% due 09/01/2035	11,851	12,685
5.00% due 10/01/2035	47,042	50,396
5.00% due 10/01/2039	22,784	24,396
5.00% due 11/01/2039	55,170	59,068
5.00% due 12/01/2039	55,427	59,344
5.00% due 02/01/2040	45,021	48,215
5.00% due 06/01/2040	35,433	37,767
5.00% due 03/01/2042	6,374,549	6,794,730
5.50% due 11/01/2034	3,748	4,084
5.50% due 01/01/2036	144,067	156,963
5.50% due 11/01/2036	42,405	46,216
5.50% due 06/01/2037	126,689	137,938
5.50% due 08/01/2037	129,851	141,487
5.50% due 01/01/2038	21,115	22,471
5.50% due 12/01/2038	3,098,853	3,376,431
5.58% due 03/01/2038	1,778,487	1,926,593
6.00% due 02/01/2033	42,301	45,626
6.00% due 10/01/2035	12,391	13,571
6.00% due 01/01/2036	18,574	20,356
6.00% due 02/01/2037	13,497	14,758
6.00% due 03/01/2037	7,684	8,426
6.00% due 04/01/2037	12,391	13,568
6.00% due 06/01/2037	142,377	156,077
6.00% due 06/01/2038	58,170	63,761
6.00% due 10/01/2038	7,800	8,537
Federal National Mtg. Assoc. FRS 2.84% (1 ML+0.49%) due 11/01/2023	586,090	585,580

231

SunAmerica Series Trust SA JPMorgan MFS Core Bond Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Principal Amount	Value (Note 2)
U.S. GOVERNMENT AGENCIES (continued)
Federal National Mtg. Assoc. (continued)
Federal National Mtg. Assoc. Grantor Trust Series 2017-T1, Class A 2.90% due 06/25/2027(3)	$1,525,090	$1,481,667
Federal National Mtg. Assoc. REMIC
Series 2008-11, Class DO zero coupon due 03/25/2038(5)(17)	1,129,404	951,081
Series 2012-96, Class CB 1.50% due 04/25/2039(5)	789,493	774,789
Series 2015-M7, Class A2 2.59% due 12/25/2024(3)	3,280,000	3,210,352
Series 2015-M3, Class A2 2.72% due 10/25/2024(3)	15,000,000	14,798,690
Series 2016-38, Class NA 3.00% due 01/25/2046(5)	650,360	647,093
Series 2014-7, Class VA 3.50% due 05/25/2025(5)	465,991	474,426
Series 2011-104, Class NY 4.00% due 03/25/2039(5)	1,403,193	1,425,909
Series 2010-45, Class A1 5.00% due 02/25/2021(5)(8)	174,001	2,917
Series 2010-47, Class MB 5.00% due 09/25/2039(5)	1,980,186	2,132,084
Series 2005-93, Class PZ 5.50% due 10/25/2035(5)	1,459,124	1,654,901
Series 2002-56, Class ZQ 6.00% due 09/25/2032(5)	512,412	571,298
Series 2005-109, Class GE 6.00% due 12/25/2035(5)	1,397,000	1,599,095
Series 2009-39, Class Z 6.00% due 06/25/2039(5)	2,943,041	3,292,672
Federal National Mtg. Assoc. REMIC FRS Series 2015-M17, Class FA 3.40% (1 ML+0.93%) due 11/25/2022(3)	589,301	594,126
Federal National Mtg. Assoc. REMIC VRS
Series 2017-M3, Class A2 2.49% due 12/25/2026(3)(4)	1,850,000	1,767,045
Series 2017-M4, Class A2 2.60% due 12/25/2026(3)(4)	2,403,000	2,306,058
Series 2015-N8, Class A2 2.90% due 01/25/2025(3)(4)	2,000,000	1,988,935
Series 2015-M2, Class A3 3.04% due 12/25/2024(3)(4)	887,870	892,374
Series 2018-M4, Class A2 3.04% due 03/25/2028(3)(4)	845,000	830,833
Series 2017-M8, Class A2 3.06% due 05/25/2027(3)(4)	1,200,000	1,185,183
Series 2017-M12, Class A2 3.08% due 06/25/2027(3)(4)	1,248,000	1,237,190
Series 2015-M10, Class A2 3.09% due 04/25/2027(3)(4)	1,556,000	1,546,939
Series 2018-M3, Class A2 3.09% due 02/25/2030(3)(4)	606,000	591,632
Series 2017-M5, Class A2 3.18% due 04/25/2029(3)(4)	1,062,000	1,045,896
Series 2018-M10, Class A2 3.38% due 07/25/2028(3)(4)	1,514,000	1,528,660
Series 2018-M12, Class A2 3.64% due 08/25/2030(3)(4)	1,800,000	1,837,007

		253,337,977

Security Description	Principal Amount	Value (Note 2)
Government National Mtg. Assoc. — 6.4%
3.00% due 11/20/2047	$4,951,129	$4,915,986
3.00% due 01/20/2048	10,394,533	10,320,207
3.50% due 10/20/2033	1,093,433	1,117,973
3.50% due 11/15/2040	83,988	85,479
3.50% due 12/15/2041	134,112	136,500
3.50% due 02/15/2042	206,197	209,732
3.50% due 04/15/2042	25,167	25,526
3.50% due 11/20/2047	13,681,732	13,867,076
3.50% due 08/20/2048	4,578,709	4,639,172
3.50% due 12/20/2048	1,022,304	1,035,627
4.00% due 12/20/2042	1,235,823	1,282,180
4.00% due 09/20/2044	586,934	604,517
4.00% due 03/20/2048	232,149	238,923
4.00% due 04/20/2048	4,762,160	4,901,073
4.00% due 05/20/2048	631,121	649,563
4.25% due 01/20/2045	1,561,070	1,625,286
4.25% due 02/20/2045	1,761,622	1,839,905
4.25% due 04/20/2045	1,429,943	1,489,347
4.25% due 06/20/2045	901,389	938,837
4.50% due 04/15/2039	77,466	82,003
4.50% due 05/15/2039	40,980	43,422
4.50% due 09/15/2039	52,943	56,231
4.50% due 01/15/2040	208,141	218,476
4.50% due 02/15/2040	258,630	270,869
4.50% due 03/15/2040	105,554	110,793
4.50% due 04/15/2040	137,111	144,015
4.50% due 06/15/2040	176,420	185,329
4.50% due 07/15/2040	58,174	61,076
4.50% due 01/20/2041	105,777	111,364
4.50% due 06/20/2041	107,713	113,390
4.50% due 09/20/2041	1,645,128	1,731,641
4.50% due 07/20/2045	1,381,193	1,434,744
4.50% due 05/20/2048	2,202,589	2,304,590
5.50% due 12/15/2036	66,902	73,393
5.50% due 04/15/2038	17,209	18,808
5.50% due 01/20/2042	50,723	54,641
6.00% due 12/15/2032	32,698	35,157
6.00% due 01/15/2039	36,228	38,924
Government National Mtg. Assoc. REMIC
Series 2010-157, Class OP zero coupon due 12/20/2040(5)(17)	256,145	210,356
Series 2013-169, Class KV 2.50% due 07/20/2032(5)	225,000	209,458
Series 2005-55, Class Z 4.75% due 07/20/2035(5)	3,620,969	3,860,094
Series 2009-92, Class ZC 5.00% due 10/20/2039(5)	1,745,019	1,927,664
Series 2010-105, Class B 5.00% due 08/20/2040(5)	1,757,974	1,901,438
Series 2009-33, Class DB 5.50% due 05/20/2039(5)	433,398	440,835
Government National Mtg. Assoc. REMIC FRS
Series 2015-H07, Class ES 2.78% (1 ML+0.47%) due 02/20/2065(5)	2,377,239	2,380,024
Series 2015-H15, Class FJ 2.79% (1 ML+0.44%) due 06/20/2065(5)	814,303	814,721
Series 2015-H16, Class FG 2.79% (1 ML+0.44%) due 07/20/2065(5)	1,442,714	1,443,442

232

SunAmerica Series Trust SA JPMorgan MFS Core Bond Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Principal Amount	Value (Note 2)
U.S. GOVERNMENT AGENCIES (continued)
Government National Mtg. Assoc. (continued)
Series 2015-H16, Class FL 2.79% (1 ML+0.44%) due 07/20/2065(5)	$3,024,350	$3,025,950
Series 2011-H06, Class FA 2.80% (1 ML+0.45%) due 02/20/2061(5)	1,337,839	1,338,570
Series 2015-H05, Class FC 2.83% (1 ML+0.48%) due 02/20/2065(5)	3,733,811	3,741,417
Series 2015-H06, Class FA 2.83% (1 ML+0.48%) due 02/20/2065(5)	3,115,063	3,120,054
Series 2015-H08, Class FC 2.83% (1 ML+0.48%) due 03/20/2065(5)	6,791,706	6,805,086
Series 2015-H10, Class FC 2.83% (1 ML+0.48%) due 04/20/2065(5)	3,880,778	3,888,858
Series 2015-H12, Class FA 2.83% (1 ML+0.48%) due 05/20/2065(5)	2,306,249	2,310,809
Series 2013-H18, Class EA 2.85% (1 ML+0.50%) due 07/20/2063(5)	2,159,939	2,163,265
Series 2015-H23, Class FB 2.87% (1 ML+0.52%) due 09/20/2065(5)	1,182,496	1,186,760
Series 2015-H26, Class FG 2.87% (1 ML+0.52%) due 10/20/2065(5)	821,231	824,313
Series 2012-H08, Class FB 2.95% (1 ML+0.60%) due 03/20/2062(5)	1,748,845	1,755,016
Series 2014-H09, Class TA 2.95% (1 ML+0.60%) due 04/20/2064(5)	996,843	1,001,263
Series 2015-H29, Class FL 2.95% (1 ML+0.60%) due 11/20/2065(5)	2,955,927	2,976,120
Series 2015-H30, Class FE 2.95% (1 ML+0.60%) due 11/20/2065(5)	3,254,304	3,277,417
Series 2015-H32, Class FH 3.01% (1 ML+0.66%) due 12/20/2065(5)	977,733	986,912
Series 2016-H26, Class FC 3.35% (1 ML+1.00%) due 12/20/2066(5)	608,383	621,095
Government National Mtg. Assoc. REMIC VRS
Series 2014-168, Class VB 3.42% due 06/16/2047(3)(4)	842,951	857,897
Series 2015-137, Class WA 5.48% due 01/20/2038(4)(5)	50,993	56,051
Series 2015-137, Class W 5.56% due 10/20/2040(4)(5)	2,577,385	2,806,591

		112,943,251

Resolution Funding Corp — 0.2%
zero coupon due 10/15/2019	880,000	864,031
zero coupon due 07/15/2020	1,350,000	1,300,677
zero coupon due 01/15/2030	1,000,000	710,985

		2,875,693

Security Description	Principal Amount	Value (Note 2)
Small Business Administration — 0.5%
Series 2013-20D, Class 1 2.08% due 04/01/2033	$1,085,618	$1,042,214
Series 2012-20H, Class 1 2.37% due 08/01/2032	658,395	641,075
Series 2013-20F, Class 1 2.45% due 06/01/2033	1,523,167	1,484,443
Series 2013-20G, Class 1 3.15% due 07/01/2033	2,068,731	2,077,154
Series 2013-20H, Class 1 3.16% due 08/01/2033	2,040,824	2,049,182
Series 2013-20I, Class 1 3.62% due 09/01/2033	1,029,555	1,056,817

		8,350,885

Tennessee Valley Authority — 0.0%
4.25% due 09/15/2065	405,000	459,397
4.63% due 09/15/2060	240,000	290,054

		749,451

Total U.S. Government Agencies (cost $509,060,346)		499,737,047

U.S. GOVERNMENT TREASURIES — 18.8%
United States Treasury Bonds — 11.8%
zero coupon due 05/15/2020 STRIPS	1,440,000	1,394,047
zero coupon due 05/15/2021 STRIPS	9,290,000	8,777,383
zero coupon due 08/15/2021 STRIPS	2,430,000	2,281,047
zero coupon due 11/15/2021 STRIPS	60,000	56,010
zero coupon due 02/15/2022 STRIPS	2,070,000	1,918,527
zero coupon due 05/15/2022 STRIPS	3,980,000	3,664,252
zero coupon due 08/15/2022 STRIPS	3,060,000	2,801,485
zero coupon due 11/15/2022 STRIPS	7,260,000	6,608,568
zero coupon due 02/15/2023 STRIPS	7,735,000	6,995,184
zero coupon due 05/15/2023 STRIPS	8,880,000	7,979,101
zero coupon due 08/15/2023 STRIPS	3,185,000	2,843,203
zero coupon due 05/15/2024 STRIPS	90,000	78,826
zero coupon due 11/15/2024 STRIPS	710,000	613,531
zero coupon due 02/15/2025 STRIPS	800,000	686,301
zero coupon due 08/15/2026 STRIPS	90,000	73,950
zero coupon due 11/15/2026 STRIPS	3,240,000	2,640,736
zero coupon due 02/15/2027 STRIPS	4,290,000	3,466,851
zero coupon due 05/15/2027 STRIPS	2,430,000	1,949,807
zero coupon due 08/15/2027 STRIPS	1,170,000	930,770
zero coupon due 11/15/2027 STRIPS	1,620,000	1,278,543
zero coupon due 02/15/2028 STRIPS	1,800,000	1,409,015
zero coupon due 05/15/2028 STRIPS	2,970,000	2,309,485
zero coupon due 08/15/2028 STRIPS	1,440,000	1,110,964
zero coupon due 11/15/2028 STRIPS	1,260,000	964,130
zero coupon due 02/15/2029 STRIPS	1,800,000	1,365,664
zero coupon due 05/15/2029 STRIPS	3,330,000	2,507,323
zero coupon due 11/15/2029 STRIPS	4,210,000	3,122,008
zero coupon due 02/15/2030 STRIPS	3,330,000	2,449,736
zero coupon due 05/15/2030 STRIPS	2,700,000	1,973,381
zero coupon due 08/15/2030 STRIPS	2,660,000	1,926,067
zero coupon due 11/15/2030 STRIPS	1,270,000	912,871
zero coupon due 02/15/2031 STRIPS	800,000	571,017
zero coupon due 05/15/2031 STRIPS	2,520,000	1,783,252
zero coupon due 08/15/2031 STRIPS	2,000,000	1,403,811
zero coupon due 11/15/2031 STRIPS	2,440,000	1,699,971
zero coupon due 02/15/2032 STRIPS	2,490,000	1,720,224
zero coupon due 05/15/2032 STRIPS	5,010,000	3,436,950
zero coupon due 08/15/2032 STRIPS	2,800,000	1,906,217
zero coupon due 11/15/2032 STRIPS	2,770,000	1,870,794
zero coupon due 02/15/2033 STRIPS	490,000	328,240

233

SunAmerica Series Trust SA JPMorgan MFS Core Bond Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Principal Amount	Value (Note 2)
U.S. GOVERNMENT TREASURIES (continued)
United States Treasury Bonds (continued)
zero coupon due 05/15/2033 STRIPS	$400,000	$266,101
zero coupon due 08/15/2033 STRIPS	630,000	415,716
zero coupon due 11/15/2033 STRIPS	5,725,000	3,748,519
zero coupon due 02/15/2034 STRIPS	1,765,000	1,146,120
zero coupon due 05/15/2034 STRIPS	8,800,000	5,674,577
zero coupon due 08/15/2034 STRIPS	540,000	345,763
zero coupon due 11/15/2034 STRIPS	630,000	399,888
zero coupon due 02/15/2035 STRIPS	540,000	340,067
zero coupon due 05/15/2035 STRIPS	990,000	618,983
1.75% due 01/15/2028 TIPS(9)	1,407,744	1,523,058
2.50% due 01/15/2029 TIPS(9)	4,473,092	5,195,369
2.50% due 02/15/2045	3,900,000	3,545,801
2.75% due 08/15/2042	1,300,000	1,250,285
2.75% due 11/15/2042	150,000	144,076
2.88% due 05/15/2043	14,027,800	13,753,272
2.88% due 08/15/2045	2,600,000	2,541,500
2.88% due 11/15/2046	4,899,000	4,781,883
3.00% due 02/15/2048	7,791,200	7,770,809
3.13% due 02/15/2043	3,050,000	3,124,463
3.13% due 05/15/2048	138,000	141,035
3.50% due 02/15/2039(16)	13,451,000	14,779,812
3.63% due 08/15/2043	3,900,000	4,333,266
3.63% due 02/15/2044	1,250,000	1,389,648
3.75% due 11/15/2043	21,669,000	24,558,764
3.88% due 08/15/2040	2,200,000	2,537,305
4.25% due 05/15/2039	270,000	327,470
4.25% due 11/15/2040	543,000	659,363
4.38% due 02/15/2038	649,000	799,056
4.38% due 11/15/2039	2,200,000	2,710,727
4.38% due 05/15/2040	1,700,000	2,096,777
4.38% due 05/15/2041	1,400,000	1,729,820
4.50% due 08/15/2039	2,250,000	2,817,246
5.00% due 05/15/2037	2,000,000	2,637,813
5.25% due 11/15/2028	90,000	110,050

		210,023,644

United States Treasury Notes — 7.0%
0.13% due 04/15/2019 TIPS(9)	774,526	769,725
0.13% due 01/15/2022 TIPS(9)	4,321,078	4,241,668
1.13% due 02/28/2021	2,000,000	1,945,859
1.38% due 09/30/2019	21,975,000	21,807,612
1.38% due 01/15/2020 TIPS(9)	2,121,465	2,124,614
1.38% due 01/31/2021	630,000	616,563
1.38% due 08/31/2023	3,500,000	3,338,398
1.50% due 02/28/2023	2,000,000	1,927,187
1.63% due 06/30/2019	8,310,000	8,282,084
1.63% due 11/30/2020	15,695,000	15,452,831
1.63% due 02/15/2026	11,400	10,732
1.75% due 11/30/2021	30,578,000	30,001,079
1.75% due 09/30/2022	2,975,000	2,903,879
1.75% due 01/31/2023	4,000,000	3,894,844
1.75% due 05/15/2023	2,808,000	2,728,477
2.00% due 02/28/2021	540,000	534,853
2.00% due 10/31/2021	9,500,000	9,387,559
2.00% due 07/31/2022	3,450,000	3,399,867
2.00% due 11/15/2026	350,000	335,932
2.13% due 06/30/2022	1,000,000	989,883
2.13% due 02/29/2024	263,000	258,860
2.25% due 10/31/2024	1,000,000	987,656
2.25% due 11/15/2024	58,000	57,257
2.25% due 02/15/2027	439,000	428,402
2.50% due 08/15/2023	2,000,000	2,004,219

Security Description	Principal Amount	Value (Note 2)
United States Treasury Notes (continued)
2.63% due 11/15/2020	$270,000	$270,612
2.63% due 05/15/2021	2,526,900	2,535,685
2.75% due 05/31/2023	377,000	381,771
2.75% due 11/15/2023	600,000	608,109
2.88% due 05/31/2025	2,744,000	2,802,310
2.88% due 05/15/2028	245,000	249,929

		125,278,456

Total U.S. Government Treasuries (cost $341,220,725)		335,302,100

MUNICIPAL BONDS & NOTES — 0.8%
New Jersey Economic Development Authority Revenue Bonds Series B zero coupon due 02/15/2023	5,231,000	4,489,663
Ohio State University Revenue Bonds 4.05% due 12/01/2056	244,000	242,985
Oklahoma Development Finance Authority Revenue Bonds 5.45% due 08/13/2028	1,578,000	1,682,306
School District of Philadelphia General Obligation Bonds 6.62% due 06/01/2030	1,250,000	1,483,412
School District of Philadelphia General Obligation Bonds 6.77% due 06/01/2040	840,000	1,039,130
State of California General Obligation Bonds 7.30% due 10/01/2039	360,000	503,662
State of California General Obligation Bonds 7.60% due 11/01/2040	2,700,000	4,035,933

Total Municipal Bonds & Notes (cost $13,385,304)		13,477,091

FOREIGN GOVERNMENT OBLIGATIONS — 0.3%
Electric-Distribution — 0.0%
Hydro-Quebec Government Guar. Notes 8.05% due 07/07/2024	360,000	447,520

Regional Authority — 0.0%
Province of Ontario, Canada Debentures 7.13% due 02/09/2024	540,000	642,406

Sovereign — 0.3%
Israel Government USAID Series 1 Government Guar. Notes zero coupon due 11/01/2024	380,000	323,203
Israel Government USAID Series 2 Government Guar. Notes zero coupon due 11/01/2024	1,350,000	1,149,575
Republic of Colombia Senior Notes 4.00% due 02/26/2024	200,000	202,602
Republic of Colombia Senior Notes 4.50% due 01/28/2026	314,000	323,420

234

SunAmerica Series Trust SA JPMorgan MFS Core Bond Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Principal Amount	Value (Note 2)
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Sovereign (continued)
Republic of Colombia Senior Notes 7.38% due 09/18/2037	$100,000	$127,250
Republic of Panama Senior Notes 4.50% due 04/16/2050	200,000	200,702
Republic of Peru Senior Notes 5.63% due 11/18/2050	54,000	65,745
United Mexican States Senior Notes 3.75% due 01/11/2028	547,000	521,291
United Mexican States Senior Bonds 4.13% due 01/21/2026	200,000	198,670
United Mexican States Senior Bonds 4.60% due 02/10/2048	400,000	369,204
United Mexican States Senior Bonds 4.75% due 03/08/2044	1,080,000	1,017,576

		4,499,238

Total Foreign Government Obligations (cost $5,833,967)		5,589,164

LOANS(13)(14)(15) — 0.2%
Diversified Financial Services — 0.1%
Arivo FRS BTL 6.01% (1 ML+3.50%) due 09/15/2019(2)(7)	883,386	883,386

Finance-Other Services — 0.1%
ACRE TL 2017 LLC FRS BTL-A 7.11% (1 ML+4.60%) due 12/15/2020(2)(7)	1,475,000	1,475,000

Total Loans (cost $2,358,847)		2,358,386

PREFERRED SECURITIES/CAPITAL SECURITIES — 0.9%
Banks-Commercial — 0.3%
BPCE SA 12.50% due 09/30/2019(12)*	2,056,000	2,169,080
Macquarie Bank, Ltd. 6.13% due 03/08/2027(12)*	3,380,000	3,029,325

		5,198,405

Diversified Banking Institutions — 0.6%
Bank of America Corp. Series FF 5.88% due 03/15/2028(12)	2,659,000	2,586,144
Bank of America Corp. Series AA 6.10% due 03/17/2025(12)	3,392,000	3,565,840
Bank of America Corp. Series Z 6.50% due 10/23/2024(12)	2,200,000	2,368,542
Royal Bank of Scotland Group PLC 7.50% due 08/10/2020(12)	1,852,000	1,893,670

Security Description	Shares/ Principal Amount	Value (Note 2)
Diversified Banking Institutions (continued)
Royal Bank of Scotland Group PLC 8.00% due 08/10/2025(12)	$531,000	$555,426

		10,969,622

Insurance-Life/Health — 0.0%
Dai-ichi Life Insurance Co., Ltd. 4.00% due 07/24/2026(12)*	316,000	304,213

Insurance-Property/Casualty — 0.0%
Progressive Corp. Series B 5.38% due 03/15/2023(12)	180,000	175,275

Pipelines — 0.0%
Enbridge, Inc. 6.25% due 03/01/2078	200,000	189,437

Total Preferred Securities/Capital Securities (cost $17,054,715)		16,836,952

WARRANTS — 0.0%
Banks-Commercial — 0.0%
Central Bank of Nigeria VRS Expires 11/15/2020 (strike price $250.00)†(2)(4)(7) (cost $0)	250	0

Total Long-Term Investment Securities (cost $1,799,749,741)		1,771,981,681

SHORT-TERM INVESTMENT SECURITIES — 0.6%
Registered Investment Companies — 0.1%
State Street Institutional Liquid Reserves Fund, Trust Class 2.51%(10)	1,809,696	1,809,877

U.S. Government Agencies — 0.5%
Federal Home Loan Bank Disc. Notes 2.23% due 02/01/2019	$9,820,000	9,820,000

Total Short-Term Investment Securities (cost $11,629,877)		11,629,877

TOTAL INVESTMENTS (cost $1,811,379,618)(11)	100.2%	1,783,611,558
Liabilities in excess of other assets	(0.2)	(4,394,605)

NET ASSETS	100.0%	$1,779,216,953

*	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Portfolio has no right to demand registration of these securities. At January 31, 2019, the aggregate value of these securities was $348,246,367 representing 19.6% of net assets. Unless otherwise indicated, these securities are not considered to be illiquid.
†	Non-income producing security
(1)	Collateralized Loan Obligation
(2)	Illiquid security. At January 31, 2019, the aggregate value of these securities was $17,676,961 representing 1.0% of net assets.
(3)	Commercial Mortgage Backed Security
(4)	Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(5)	Collateralized Mortgage Obligation

235

SunAmerica Series Trust SA JPMorgan MFS Core Bond Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

(6)	“Step-up” security where the rate increases (“steps-up”) at a predetermined rate. The rate reflected is as of January 31, 2019.
(7)	Securities classified as Level 3 (see Note 2).
(8)	Interest Only
(9)	Principal amount of security is adjusted for inflation.
(10)	The rate shown is the 7-day yield as of January 31, 2019.
(11)	See Note 3 for cost of investments on a tax basis.
(12)	Perpetual maturity – maturity date reflects the next call date.
(13)	The Portfolio invests in senior loans which generally pay interest at rates which are periodically re-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the London Inter-Bank Offer Rate (“LIBOR”) or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. Senior loans are generally considered to be restrictive in that the Portfolio is ordinarily contractually obligated to receive approval from the Agent Bank and/or borrower prior to the disposition of a senior loan.
(14)	Senior loans in the Portfolio are generally subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments may occur. As a result, the actual remaining maturity may be substantially less than the stated maturities shown.
(15)	All loans in the Portfolio were purchased through assignment agreements unless otherwise indicated.
(16)	The security or a portion thereof was pledged as collateral to cover margin requirements for open futures contracts.
(17)	Principal only

BTL — Bank Term Loan

CLO — Collateralized Loan Obligation

REMIC — Real Estate Mortgage Investment Conduit

STRIPS — Separate Trading of Registered Interest and Principal Securities

TBA — Securities purchased on a forward commitment basis with an approximate principal amount and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement date.

TIPS — Treasury Inflation Protected Securities

ULC — Unlimited Liability Corp.

USAID — United States Agency for International Development

FRS — Floating Rate Security

VRS — Variable Rate Security

The rates on FRS and VRS are the current interest rates as of January 31, 2019 and unless noted otherwise, the dates shown are the original maturity dates.

Index Legend

1 ML — 1 Month USD LIBOR

3 ML — 3 Month USD LIBOR

6 ML — 6 Month USD LIBOR

Futures Contracts

Number of Contracts	Type	Description	Expiration Month	Notional Basis*	Notional Value*	Unrealized Appreciation (Depreciation)
90	Long	U.S. Treasury Ultra Bonds	March 2019	13,699,320	14,501,250	$801,930
317	Long	U.S. Treasury 2 Year Notes	March 2019	66,838,588	67,308,016	469,428
177	Short	U.S. Treasury Ultra 10 Year Notes	March 2019	22,283,381	23,131,688	(848,307)

						$423,051

*	Notional basis refers to the contractual amount agreed upon at inception of the open contract; notional value represents the current value of the open contract.

236

SunAmerica Series Trust SA JPMorgan MFS Core Bond Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

The following is a summary of the inputs used to value the Portfolio’s net assets as of January 31, 2019 (see Note 2):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ASSETS:
Investments at Value:*

Asset Backed Securities:
Diversified Financial Services	$—	$279,767,250	$5,012,457	$284,779,707
U.S. Corporate Bonds & Notes	—	479,443,944	—	479,443,944
Foreign Corporate Bonds & Notes:
Paper & Related Products	—	—	23,345	23,345
Other Industries	—	134,433,945	—	134,433,945
U.S. Government Agencies	—	499,737,047	—	499,737,047
U.S. Government Treasuries	—	335,302,100	—	335,302,100
Municipal Bonds & Notes	—	13,477,091	—	13,477,091
Foreign Government Obligations	—	5,589,164	—	5,589,164
Loans	—	—	2,358,386	2,358,386
Preferred Securities/Capital Securities	—	16,836,952	—	16,836,952
Warrants	—	—	0	0
Short-Term Investment Securities:
Registered Investment Companies	1,809,877	—	—	1,809,877
U.S. Government Agencies	—	9,820,000	—	9,820,000

Total Investments at Value	$1,809,877	$1,774,407,493	$7,394,188	$1,783,611,558

Other Financial Instruments:+

Futures Contracts	$1,271,358	$—	$—	$1,271,358

LIABILITIES:
Other Financial Instruments:+

Futures Contracts	$848,307	$—	$—	$848,307

*	For a detailed presentation of investments, please refer to the Portfolio of Investments.
+	Other financial instruments are derivative instruments, not reflected in the Portfolio of Investments, such as futures, forward, swap and written option contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

At the beginning and end of the reporting period, Level 3 investments in securities were not considered a material portion of the Portfolio. There were no material Level 3 transfers during the reporting period.

See Notes to Financial Statements

237

SunAmerica Series Trust SA JPMorgan Mid-Cap Growth Portfolio

PORTFOLIO PROFILE — January 31, 2019 — (unaudited)

Industry Allocation*

Medical-Biomedical/Gene	5.7%
Commercial Services-Finance	5.1
Applications Software	4.9
Retail-Apparel/Shoe	4.1
Electronic Components-Semiconductors	3.5
Data Processing/Management	3.1
Consulting Services	3.0
Enterprise Software/Service	3.0
Repurchase Agreements	2.7
Non-Hazardous Waste Disposal	2.6
Medical-HMO	2.5
Distribution/Wholesale	2.5
Internet Security	2.5
Retail-Auto Parts	2.2
Computer Aided Design	2.2
Web Hosting/Design	2.0
Banks-Commercial	1.8
Entertainment Software	1.7
Medical Labs & Testing Services	1.6
Aerospace/Defense-Equipment	1.6
Electronic Connectors	1.5
Drug Delivery Systems	1.5
Computer Software	1.5
Office Supplies & Forms	1.4
Building Products-Air & Heating	1.3
Building Products-Cement	1.3
Retail-Gardening Products	1.3
Semiconductor Equipment	1.3
Medical-Drugs	1.3
Auto/Truck Parts & Equipment-Original	1.2
Hotels/Motels	1.2
Oil Companies-Exploration & Production	1.2
Real Estate Management/Services	1.1
Electronic Measurement Instruments	1.1
Diversified Manufacturing Operations	1.1
Finance-Other Services	1.0
Office Automation & Equipment	1.0
Medical Instruments	1.0
Networking Products	1.0
Insurance-Property/Casualty	1.0
Respiratory Products	1.0
Finance-Investment Banker/Broker	1.0
Schools	1.0
Containers-Metal/Glass	1.0
Transport-Truck	0.9
Electronic Components-Misc.	0.9
Internet Content-Information/News	0.8
Machinery-General Industrial	0.8
Semiconductor Components-Integrated Circuits	0.8
Tools-Hand Held	0.8
Gambling (Non-Hotel)	0.7
Patient Monitoring Equipment	0.7
E-Commerce/Products	0.7
Machinery-Construction & Mining	0.6
Internet Application Software	0.6
Retail-Perfume & Cosmetics	0.6
Investment Management/Advisor Services	0.6
E-Commerce/Services	0.6
Resorts/Theme Parks	0.6
Building & Construction Products-Misc.	0.6
Medical-Wholesale Drug Distribution	0.5

Auto-Cars/Light Trucks	0.5%
Therapeutics	0.4
Retail-Vision Service Center	0.4
Medical-Hospitals	0.4
Veterinary Diagnostics	0.3

100.4%

*	Calculated as a percentage of net assets

238

SunAmerica Series Trust SA JPMorgan Mid-Cap Growth Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019

Security Description	Shares	Value (Note 2)
COMMON STOCKS — 97.7%
Aerospace/Defense-Equipment — 1.6%
Curtiss-Wright Corp.	15,100	$1,714,152
HEICO Corp., Class A	58,020	4,063,141

		5,777,293

Applications Software — 4.9%
Intuit, Inc.	15,900	3,431,538
Red Hat, Inc.†	31,300	5,566,392
ServiceNow, Inc.†	42,200	9,284,844

		18,282,774

Auto-Cars/Light Trucks — 0.5%
Tesla, Inc.†	6,400	1,964,928

Auto/Truck Parts & Equipment-Original — 1.2%
Aptiv PLC	56,800	4,494,584

Banks-Commercial — 1.8%
East West Bancorp, Inc.	70,700	3,557,624
First Republic Bank	30,700	2,966,541

		6,524,165

Building & Construction Products-Misc. — 0.6%
Fortune Brands Home & Security, Inc.	45,100	2,043,030

Building Products-Air & Heating — 1.3%
Lennox International, Inc.	21,483	4,925,622

Building Products-Cement — 1.3%
Vulcan Materials Co.	48,300	4,909,695

Commercial Services-Finance — 5.1%
Global Payments, Inc.	64,200	7,208,376
S&P Global, Inc.	30,600	5,864,490
Square, Inc., Class A†	45,100	3,217,885
Worldpay, Inc., Class A†	31,900	2,663,012

		18,953,763

Computer Aided Design — 2.2%
Autodesk, Inc.†	40,300	5,932,160
Synopsys, Inc.†	25,400	2,371,090

		8,303,250

Computer Software — 1.5%
Splunk, Inc.†	43,400	5,418,056

Consulting Services — 3.0%
Booz Allen Hamilton Holding Corp.	79,800	3,920,574
Gartner, Inc.†	20,100	2,731,389
Verisk Analytics, Inc.†	39,400	4,625,954

		11,277,917

Containers-Metal/Glass — 1.0%
Ball Corp.	67,900	3,549,812

Data Processing/Management — 3.1%
DocuSign, Inc.†	33,900	1,676,355
Fair Isaac Corp.†	14,100	3,175,320
Fiserv, Inc.†	79,200	6,568,056

		11,419,731

Distribution/Wholesale — 2.5%
Copart, Inc.†	86,400	4,374,432
LKQ Corp.†	60,800	1,594,176
WW Grainger, Inc.	11,500	3,396,985

		9,365,593

Diversified Manufacturing Operations — 1.1%
Parker-Hannifin Corp.	23,900	3,938,959

Security Description	Shares	Value (Note 2)
Drug Delivery Systems — 1.5%
DexCom, Inc.†	38,800	$5,471,964

E-Commerce/Products — 0.7%
Wayfair, Inc., Class A†	22,100	2,419,066

E-Commerce/Services — 0.6%
GrubHub, Inc.†	26,900	2,162,760

Electronic Components-Misc. — 0.9%
Corning, Inc.	97,600	3,246,176

Electronic Components-Semiconductors — 3.5%
Advanced Micro Devices, Inc.†	120,900	2,951,169
Microchip Technology, Inc.	40,900	3,287,133
Xilinx, Inc.	59,300	6,638,042

		12,876,344

Electronic Connectors — 1.5%
Amphenol Corp., Class A	62,300	5,477,416

Electronic Measurement Instruments — 1.1%
Fortive Corp.	38,500	2,887,115
Keysight Technologies, Inc.†	14,700	1,088,094

		3,975,209

Enterprise Software/Service — 3.0%
Paycom Software, Inc.†	25,100	3,720,824
Tyler Technologies, Inc.†	15,100	2,856,769
Veeva Systems, Inc., Class A†	42,500	4,635,050

		11,212,643

Entertainment Software — 1.7%
Electronic Arts, Inc.†	23,100	2,130,744
Take-Two Interactive Software, Inc.†	39,692	4,189,491

		6,320,235

Finance-Investment Banker/Broker — 1.0%
TD Ameritrade Holding Corp.	64,500	3,608,775

Finance-Other Services — 1.0%
Nasdaq, Inc.	44,200	3,891,368

Gambling (Non-Hotel) — 0.7%
Red Rock Resorts, Inc., Class A	97,500	2,474,550

Hotels/Motels — 1.2%
Hilton Worldwide Holdings, Inc.	59,966	4,466,268

Insurance-Property/Casualty — 1.0%
Progressive Corp.	55,200	3,714,408

Internet Application Software — 0.6%
Okta, Inc.†	27,500	2,266,825

Internet Content-Information/News — 0.8%
Spotify Technology SA†	23,100	3,128,895

Internet Security — 2.5%
Palo Alto Networks, Inc.†	28,300	6,079,406
Proofpoint, Inc.†	32,000	3,259,840

		9,339,246

Investment Management/Advisor Services — 0.6%
Ameriprise Financial, Inc.	17,300	2,190,180

Machinery-Construction & Mining — 0.6%
Oshkosh Corp.	31,900	2,394,095

Machinery-General Industrial — 0.8%
Nordson Corp.	22,900	2,968,756

Medical Instruments — 1.0%
Edwards Lifesciences Corp.†	22,000	3,749,240

239

SunAmerica Series Trust SA JPMorgan Mid-Cap Growth Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Shares	Value (Note 2)
COMMON STOCKS (continued)
Medical Labs & Testing Services — 1.6%
Catalent, Inc.†	68,000	$2,511,240
Teladoc Health, Inc.†	52,600	3,376,920

		5,888,160

Medical-Biomedical/Gene — 5.7%
Alnylam Pharmaceuticals, Inc.†	13,000	1,085,890
BioMarin Pharmaceutical, Inc.†	23,200	2,277,544
Exact Sciences Corp.†	49,400	4,449,952
Exelixis, Inc.†	154,500	3,641,565
Illumina, Inc.†	9,420	2,635,622
Intercept Pharmaceuticals, Inc.†	10,800	1,303,344
Sage Therapeutics, Inc.†	15,000	2,138,850
Spark Therapeutics, Inc.†	24,700	1,181,154
Vertex Pharmaceuticals, Inc.†	12,343	2,356,402

		21,070,323

Medical-Drugs — 1.3%
Jazz Pharmaceuticals PLC†	30,246	3,807,669
Moderna, Inc.†	59,100	981,060

		4,788,729

Medical-HMO — 2.5%
Centene Corp.†	36,900	4,818,033
WellCare Health Plans, Inc.†	16,600	4,589,568

		9,407,601

Medical-Hospitals — 0.4%
Acadia Healthcare Co., Inc.†	55,200	1,510,272

Medical-Wholesale Drug Distribution — 0.5%
AmerisourceBergen Corp.	24,200	2,017,554

Networking Products — 1.0%
Arista Networks, Inc.†	17,400	3,737,172

Non-Hazardous Waste Disposal — 2.6%
Waste Connections, Inc.	117,400	9,809,944

Office Automation & Equipment — 1.0%
Zebra Technologies Corp., Class A†	22,200	3,853,920

Office Supplies & Forms — 1.4%
Avery Dennison Corp.	49,800	5,201,610

Oil Companies-Exploration & Production — 1.2%
Concho Resources, Inc.†	36,400	4,362,176

Patient Monitoring Equipment — 0.7%
Insulet Corp.†	30,300	2,460,057

Real Estate Management/Services — 1.1%
CBRE Group, Inc., Class A†	89,200	4,080,900

Resort/Theme Parks — 0.6%
Vail Resorts, Inc.	11,300	2,127,338

Respiratory Products — 1.0%
ResMed, Inc.	38,600	3,673,562

Retail-Apparel/Shoe — 4.1%
Lululemon Athletica, Inc.†	35,792	5,290,415
Ross Stores, Inc.	108,500	9,995,020

		15,285,435

Retail-Auto Parts — 2.2%
O’Reilly Automotive, Inc.†	24,200	8,340,772

Retail-Gardening Products — 1.3%
Tractor Supply Co.	57,400	4,901,960

Security Description	Shares/ Principal Amount	Value (Note 2)
Retail-Perfume & Cosmetics — 0.6%
Ulta Beauty, Inc.†	7,600	$2,218,592

Retail-Vision Service Center — 0.4%
National Vision Holdings, Inc.†	47,900	1,521,304

Schools — 1.0%
Bright Horizons Family Solutions, Inc.†	31,000	3,589,490

Semiconductor Components-Integrated Circuits — 0.8%
Marvell Technology Group, Ltd.	159,825	2,961,557

Semiconductor Equipment — 1.3%
Lam Research Corp.	28,300	4,799,114

Therapeutics — 0.4%
Agios Pharmaceuticals, Inc.†	29,700	1,591,920

Tools-Hand Held — 0.8%
Stanley Black & Decker, Inc.	23,200	2,933,408

Transport-Truck — 0.9%
Old Dominion Freight Line, Inc.	24,000	3,262,320

Veterinary Diagnostics — 0.3%
Elanco Animal Health, Inc.†	35,800	1,044,644

Web Hosting/Design — 2.0%
GoDaddy, Inc., Class A†	80,000	5,490,400
Shopify, Inc., Class A†	12,400	2,089,028

		7,579,428

Total Long-Term Investment Securities (cost $308,523,317)		362,522,853

REPURCHASE AGREEMENTS — 2.7%
Agreement with Fixed Income Clearing Corp., bearing interest at 0.50%, dated 01/31/2019, to be repurchased 02/01/2019 in the amount of $10,108,140 collateralized by $10,085,000 of United States Treasury Notes, bearing interest at 2.88% due 05/31/2025 and having an approximate value of $10,312,477 (cost $10,108,000)	$10,108,000	10,108,000

TOTAL INVESTMENTS (cost $318,631,317)(1)	100.4%	372,630,853
Liabilities in excess of other assets	(0.4)	(1,518,705)

NET ASSETS	100.0%	$371,112,148

†	Non-income producing security
(1)	See Note 3 for cost of investments on a tax basis.

240

SunAmerica Series Trust SA JPMorgan Mid-Cap Growth Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

The following is a summary of the inputs used to value the Portfolio’s net assets as of January 31, 2019 (see Note 2):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ASSETS:
Investments at Value:*
Common Stocks	$362,522,853	$—	$—	$362,522,853
Repurchase Agreements	—	10,108,000	—	10,108,000

Total Investments at Value	$362,522,853	$10,108,000	$—	$372,630,853

*	For a detailed presentation of investments, please refer to the Portfolio of Investments.

See Notes to Financial Statements

241

SunAmerica Series Trust SA Large Cap Growth Index Portfolio

PORTFOLIO PROFILE — January 31, 2019 — (unaudited)

Industry Allocation*

Applications Software	7.9%
Exchange-Traded Funds	7.2
Medical-Drugs	6.9
E-Commerce/Products	5.6
Web Portals/ISP	5.3
Internet Content-Entertainment	4.5
Finance-Credit Card	3.8
Electronic Components-Semiconductors	3.4
Real Estate Investment Trusts	3.0
Commercial Services-Finance	2.3
Medical-Biomedical/Gene	2.2
Medical Products	2.2
Aerospace/Defense	2.2
Medical Instruments	2.2
Oil Companies-Exploration & Production	1.9
Retail-Restaurants	1.8
Telephone-Integrated	1.8
Networking Products	1.7
Beverages-Non-alcoholic	1.7
Insurance-Property/Casualty	1.7
Transport-Rail	1.6
Cosmetics & Toiletries	1.5
Electric-Integrated	1.5
Oil Companies-Integrated	1.4
Diagnostic Equipment	1.1
Retail-Building Products	1.0
Multimedia	1.0
Electronic Forms	0.9
Diversified Manufacturing Operations	0.9
Cable/Satellite TV	0.8
Data Processing/Management	0.8
Industrial Gases	0.8
Banks-Super Regional	0.7
Transport-Services	0.5
Aerospace/Defense-Equipment	0.5
Retail-Major Department Stores	0.5
Enterprise Software/Service	0.5
Instruments-Controls	0.5
Computer Aided Design	0.5
Finance-Other Services	0.5
Insurance Brokers	0.5
Tobacco	0.5
Semiconductor Components-Integrated Circuits	0.5
Retail-Auto Parts	0.4
Commercial Services	0.4
Medical-HMO	0.4
E-Commerce/Services	0.4
Athletic Footwear	0.4
Computer Services	0.4
Non-Hazardous Waste Disposal	0.4
Medical-Hospitals	0.3
Pharmacy Services	0.3
Food-Misc./Diversified	0.3
Consumer Products-Misc.	0.3
Distribution/Wholesale	0.3
Beverages-Wine/Spirits	0.3
Finance-Investment Banker/Broker	0.3
Hotels/Motels	0.3
Apparel Manufacturers	0.3
Retail-Discount	0.2
Retail-Apparel/Shoe	0.2

Machinery-General Industrial	0.2%
Chemicals-Diversified	0.2
Banks-Commercial	0.2
Electronic Measurement Instruments	0.2
Consulting Services	0.2
Entertainment Software	0.2
Computer Software	0.2
Computers-Memory Devices	0.2
Coatings/Paint	0.2
Investment Management/Advisor Services	0.2
Food-Wholesale/Distribution	0.2
Wireless Equipment	0.2
Diagnostic Kits	0.1
Medical Information Systems	0.1
Web Hosting/Design	0.1
Electric Products-Misc.	0.1
Retail-Perfume & Cosmetics	0.1
Soap & Cleaning Preparation	0.1
Machinery-Pumps	0.1
Instruments-Scientific	0.1
Pipelines	0.1
Decision Support Software	0.1
Medical Labs & Testing Services	0.1
Respiratory Products	0.1
Building Products-Cement	0.1
Auto/Truck Parts & Equipment-Original	0.1
Containers-Metal/Glass	0.1
Independent Power Producers	0.1
Food-Meat Products	0.1
Computer Data Security	0.1
Water	0.1
Retail-Gardening Products	0.1
Banks-Fiduciary	0.1
Industrial Automated/Robotic	0.1
Electronic Connectors	0.1
Internet Infrastructure Software	0.1
Agricultural Chemicals	0.1
Dental Supplies & Equipment	0.1
Food-Confectionery	0.1
Oil Refining & Marketing	0.1
Semiconductor Equipment	0.1
Toys	0.1
Metal-Copper	0.1
Dialysis Centers	0.1
Transport-Truck	0.1

99.9%

*	Calculated as a percentage of net assets

242

SunAmerica Series Trust SA Large Cap Growth Index Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019

Security Description	Shares	Value (Note 2)
COMMON STOCKS — 92.7%
Aerospace/Defense — 2.2%
Boeing Co.	10,174	$3,923,298
Lockheed Martin Corp.	2,860	828,514
Raytheon Co.	2,357	388,339
TransDigm Group, Inc.†	935	365,585

		5,505,736

Aerospace/Defense-Equipment — 0.5%
Harris Corp.	1,179	180,599
L3 Technologies, Inc.	894	176,011
United Technologies Corp.	7,504	885,997

		1,242,607

Agricultural Chemicals — 0.1%
CF Industries Holdings, Inc.	1,912	83,459
Mosaic Co.	3,211	103,651

		187,110

Apparel Manufacturers — 0.3%
Hanesbrands, Inc.	3,058	45,839
Under Armour, Inc., Class A†	2,349	48,718
Under Armour, Inc., Class C†	2,409	45,627
VF Corp.	6,268	527,578

		667,762

Applications Software — 7.9%
Intuit, Inc.	5,000	1,079,100
Microsoft Corp.	148,889	15,548,478
Red Hat, Inc.†	3,405	605,545
salesforce.com, Inc.†	14,737	2,239,582

		19,472,705

Athletic Footwear — 0.4%
NIKE, Inc., Class B	12,507	1,024,073

Auto/Truck Parts & Equipment-Original — 0.1%
Aptiv PLC	3,096	244,986

Banks-Commercial — 0.2%
First Republic Bank	3,155	304,868
SVB Financial Group†	1,026	239,448

		544,316

Banks-Fiduciary — 0.1%
Northern Trust Corp.	2,260	199,920

Banks-Super Regional — 0.7%
Comerica, Inc.	1,433	112,835
US Bancorp	29,264	1,497,146

		1,609,981

Beverages-Non-alcoholic — 1.7%
Coca-Cola Co.	38,374	1,846,941
Monster Beverage Corp.†	7,670	439,031
PepsiCo, Inc.	16,587	1,868,857

		4,154,829

Beverages-Wine/Spirits — 0.3%
Brown-Forman Corp., Class B	3,203	151,342
Constellation Brands, Inc., Class A	3,200	555,712

		707,054

Building Products-Cement — 0.1%
Martin Marietta Materials, Inc.	689	121,732
Vulcan Materials Co.	1,221	124,115

		245,847

Security Description	Shares	Value (Note 2)
Building Products-Wood — 0.0%
Masco Corp.	2,766	$89,646

Building-Maintenance & Services — 0.0%
Rollins, Inc.	2,837	105,650

Cable/Satellite TV — 0.8%
Charter Communications, Inc., Class A†	1,460	483,333
Comcast Corp., Class A	40,231	1,471,248

		1,954,581

Chemicals-Diversified — 0.2%
Celanese Corp.	1,366	130,808
Eastman Chemical Co.	1,457	117,463
FMC Corp.	1,141	91,052
PPG Industries, Inc.	2,126	224,166

		563,489

Coatings/Paint — 0.2%
Sherwin-Williams Co.	984	414,776

Commercial Services — 0.4%
Cintas Corp.	1,668	312,767
Ecolab, Inc.	4,897	774,558

		1,087,325

Commercial Services-Finance — 2.3%
Automatic Data Processing, Inc.	8,432	1,179,131
Equifax, Inc.	1,417	151,647
FleetCor Technologies, Inc.†	1,025	206,855
Global Payments, Inc.	3,048	342,230
H&R Block, Inc.	2,455	57,914
IHS Markit, Ltd.†	6,910	358,767
Moody’s Corp.	1,573	249,336
PayPal Holdings, Inc.†	22,700	2,014,852
S&P Global, Inc.	4,833	926,245
Total System Services, Inc.	2,199	197,052

		5,684,029

Computer Aided Design — 0.5%
ANSYS, Inc.†	1,610	264,603
Autodesk, Inc.†	4,219	621,037
Cadence Design Systems, Inc.†	3,207	154,032
Synopsys, Inc.†	1,639	153,001

		1,192,673

Computer Data Security — 0.1%
Fortinet, Inc.†	2,790	213,630

Computer Services — 0.4%
Accenture PLC, Class A	5,649	867,404

Computer Software — 0.2%
Akamai Technologies, Inc.†	3,137	204,219
Citrix Systems, Inc.	2,466	252,863

		457,082

Computers-Memory Devices — 0.2%
NetApp, Inc.	4,852	309,412
Seagate Technology PLC	3,211	142,183

		451,595

Consulting Services — 0.2%
Gartner, Inc.†	1,751	237,943
Verisk Analytics, Inc.†	2,188	256,893

		494,836

243

SunAmerica Series Trust SA Large Cap Growth Index Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Shares	Value (Note 2)
COMMON STOCKS (continued)
Consumer Products-Misc. — 0.3%
Clorox Co.	2,459	$364,866
Kimberly-Clark Corp.	3,602	401,191

		766,057

Containers-Metal/Glass — 0.1%
Ball Corp.	4,378	228,882

Cosmetics & Toiletries — 1.5%
Colgate-Palmolive Co.	9,524	616,013
Estee Lauder Cos., Inc., Class A	2,881	393,026
Procter & Gamble Co.	26,877	2,592,824

		3,601,863

Data Processing/Management — 0.8%
Broadridge Financial Solutions, Inc.	2,249	226,767
Fidelity National Information Services, Inc.	6,309	659,480
Fiserv, Inc.†	7,676	636,571
Jack Henry & Associates, Inc.	715	95,488
Paychex, Inc.	3,817	270,243

		1,888,549

Decision Support Software — 0.1%
MSCI, Inc.	1,696	288,778

Dental Supplies & Equipment — 0.1%
Align Technology, Inc.†	715	177,999

Diagnostic Equipment — 1.1%
Danaher Corp.	6,654	738,062
Thermo Fisher Scientific, Inc.	7,755	1,905,171

		2,643,233

Diagnostic Kits — 0.1%
IDEXX Laboratories, Inc.†	1,661	353,428

Dialysis Centers — 0.1%
DaVita, Inc.†	2,430	136,396

Distribution/Wholesale — 0.3%
Copart, Inc.†	2,698	136,599
Fastenal Co.	5,530	334,344
WW Grainger, Inc.	879	259,648

		730,591

Diversified Manufacturing Operations — 0.9%
3M Co.	5,721	1,145,916
Eaton Corp. PLC	4,007	305,534
Illinois Tool Works, Inc.	2,352	322,953
Ingersoll-Rand PLC	4,732	473,389

		2,247,792

E-Commerce/Products — 5.6%
Amazon.com, Inc.†	7,912	13,598,592
eBay, Inc.†	6,625	222,931

		13,821,523

E-Commerce/Services — 0.4%
Booking Holdings, Inc.†	428	784,443
Expedia Group, Inc.	1,415	168,739
TripAdvisor, Inc.†	1,322	75,856

		1,029,038

Electric Products-Misc. — 0.1%
AMETEK, Inc.	4,471	325,936

Security Description	Shares	Value (Note 2)
Electric-Integrated — 1.5%
Alliant Energy Corp.	2,591	$115,222
Ameren Corp.	4,706	326,314
CMS Energy Corp.	3,057	159,392
Dominion Energy, Inc.	6,808	478,194
Eversource Energy	3,357	233,009
NextEra Energy, Inc.	9,207	1,647,869
Pinnacle West Capital Corp.	2,159	190,251
WEC Energy Group, Inc.	2,918	213,102
Xcel Energy, Inc.	4,456	233,316

		3,596,669

Electronic Components-Misc. — 0.0%
Garmin, Ltd.	1,443	99,827

Electronic Components-Semiconductors — 3.4%
Advanced Micro Devices, Inc.†	16,942	413,554
Broadcom, Inc.	7,965	2,136,611
Intel Corp.	58,906	2,775,651
Microchip Technology, Inc.	2,324	186,780
NVIDIA Corp.	6,228	895,275
Skyworks Solutions, Inc.	2,086	152,361
Texas Instruments, Inc.	12,212	1,229,504
Xilinx, Inc.	4,875	545,708

		8,335,444

Electronic Connectors — 0.1%
Amphenol Corp., Class A	2,206	193,952

Electronic Forms — 0.9%
Adobe, Inc.†	9,403	2,330,251

Electronic Measurement Instruments — 0.2%
Agilent Technologies, Inc.	3,255	247,543
Keysight Technologies, Inc.†	3,611	267,286

		514,829

Electronic Security Devices — 0.0%
Allegion PLC	934	80,193

Enterprise Software/Service — 0.5%
Oracle Corp.	24,543	1,232,795

Entertainment Software — 0.2%
Electronic Arts, Inc.†	2,794	257,718
Take-Two Interactive Software, Inc.†	2,194	231,577

		489,295

Finance-Credit Card — 3.8%
Alliance Data Systems Corp.	902	160,186
American Express Co.	6,747	692,917
Discover Financial Services	4,207	283,930
Mastercard, Inc., Class A	17,504	3,695,620
Visa, Inc., Class A	33,851	4,570,223
Western Union Co.	3,583	65,390

		9,468,266

Finance-Investment Banker/Broker — 0.3%
Charles Schwab Corp.	12,040	563,111
E*TRADE Financial Corp.	2,890	134,847

		697,958

Finance-Other Services — 0.5%
Cboe Global Markets, Inc.	2,161	201,556
Intercontinental Exchange, Inc.	10,972	842,211
Nasdaq, Inc.	1,548	136,286

		1,180,053

244

SunAmerica Series Trust SA Large Cap Growth Index Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Shares	Value (Note 2)
COMMON STOCKS (continued)
Food-Confectionery — 0.1%
Hershey Co.	1,648	$174,853

Food-Meat Products — 0.1%
Hormel Foods Corp.	5,252	222,265

Food-Misc./Diversified — 0.3%
Kellogg Co.	4,880	287,969
Lamb Weston Holdings, Inc.	2,821	203,958
McCormick & Co., Inc.	2,346	290,060

		781,987

Food-Wholesale/Distribution — 0.2%
Sysco Corp.	5,804	370,585

Home Decoration Products — 0.0%
Newell Brands, Inc.	4,302	91,245

Hotels/Motels — 0.3%
Hilton Worldwide Holdings, Inc.	5,713	425,504
Marriott International, Inc., Class A	2,182	249,905

		675,409

Human Resources — 0.0%
Robert Half International, Inc.	1,076	69,327

Independent Power Producers — 0.1%
NRG Energy, Inc.	5,585	228,482

Industrial Automated/Robotic — 0.1%
Rockwell Automation, Inc.	1,162	196,982

Industrial Gases — 0.8%
Air Products & Chemicals, Inc.	4,229	695,205
Linde PLC	7,112	1,159,327

		1,854,532

Instruments-Controls — 0.5%
Honeywell International, Inc.	7,130	1,024,082
Mettler-Toledo International, Inc.†	309	197,191

		1,221,273

Instruments-Scientific — 0.1%
PerkinElmer, Inc.	1,114	100,817
Waters Corp.†	875	202,317

		303,134

Insurance Brokers — 0.5%
Aon PLC	2,923	456,660
Arthur J. Gallagher & Co.	2,370	177,063
Marsh & McLennan Cos., Inc.	6,113	539,105

		1,172,828

Insurance-Life/Health — 0.0%
Torchmark Corp.	890	74,546

Insurance-Multi-line — 0.0%
Cincinnati Financial Corp.	1,399	113,487

Insurance-Property/Casualty — 1.7%
Berkshire Hathaway, Inc., Class B†	17,988	3,697,254
Progressive Corp.	5,953	400,577

		4,097,831

Internet Content-Entertainment — 4.5%
Facebook, Inc., Class A†	46,281	7,714,580
Netflix, Inc.†	8,401	2,852,140
Twitter, Inc.†	13,931	467,524

		11,034,244

Security Description	Shares	Value (Note 2)
Internet Infrastructure Software — 0.1%
F5 Networks, Inc.†	1,168	$187,990

Investment Management/Advisor Services — 0.2%
Ameriprise Financial, Inc.	1,450	183,570
T. Rowe Price Group, Inc.	2,318	216,640

		400,210

Machinery-General Industrial — 0.2%
Roper Technologies, Inc.	1,992	564,254

Machinery-Pumps — 0.1%
Flowserve Corp.	1,336	58,838
Xylem, Inc.	3,462	246,702

		305,540

Medical Information Systems — 0.1%
Cerner Corp.†	6,347	348,514

Medical Instruments — 2.2%
Boston Scientific Corp.†	26,657	1,016,965
Edwards Lifesciences Corp.†	4,027	686,281
Intuitive Surgical, Inc.†	2,200	1,152,008
Medtronic PLC	25,872	2,286,826
Teleflex, Inc.	886	242,321

		5,384,401

Medical Labs & Testing Services — 0.1%
IQVIA Holdings, Inc.†	2,228	287,434

Medical Products — 2.2%
Abbott Laboratories	33,834	2,469,205
ABIOMED, Inc.†	868	304,729
Baxter International, Inc.	4,099	297,136
Becton Dickinson and Co.	3,256	812,242
Cooper Cos., Inc.	407	113,455
Henry Schein, Inc.†	1,321	102,642
Hologic, Inc.†	2,854	126,718
Stryker Corp.	3,530	626,822
Varian Medical Systems, Inc.†	1,755	231,713
Zimmer Biomet Holdings, Inc.	3,929	430,461

		5,515,123

Medical-Biomedical/Gene — 2.2%
Alexion Pharmaceuticals, Inc.†	4,298	528,482
Amgen, Inc.	8,102	1,515,965
Biogen, Inc.†	2,096	699,603
Celgene Corp.†	6,331	560,040
Illumina, Inc.†	2,832	792,365
Incyte Corp.†	1,633	131,604
Regeneron Pharmaceuticals, Inc.†	882	378,616
Vertex Pharmaceuticals, Inc.†	4,923	939,850

		5,546,525

Medical-Drugs — 6.9%
AbbVie, Inc.	15,068	1,209,810
Bristol-Myers Squibb Co.	16,036	791,697
Eli Lilly & Co.	18,162	2,176,897
Johnson & Johnson	30,482	4,056,545
Merck & Co., Inc.	50,093	3,728,422
Pfizer, Inc.	111,354	4,726,977
Zoetis, Inc.	5,090	438,555

		17,128,903

Medical-HMO — 0.4%
Humana, Inc.	2,643	816,661
WellCare Health Plans, Inc.†	963	266,250

		1,082,911

245

SunAmerica Series Trust SA Large Cap Growth Index Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Shares	Value (Note 2)
COMMON STOCKS (continued)
Medical-Hospitals — 0.3%
HCA Healthcare, Inc.	5,171	$720,993
Universal Health Services, Inc., Class B	936	124,048

		845,041

Metal-Copper — 0.1%
Freeport-McMoRan, Inc.	12,561	146,210

Multimedia — 1.0%
Twenty-First Century Fox, Inc., Class A	9,366	461,837
Twenty-First Century Fox, Inc., Class B	4,316	211,743
Walt Disney Co.	16,059	1,790,900

		2,464,480

Networking Products — 1.7%
Arista Networks, Inc.†	1,003	215,424
Cisco Systems, Inc.	86,609	4,095,740

		4,311,164

Non-Hazardous Waste Disposal — 0.4%
Republic Services, Inc.	1,801	138,155
Waste Management, Inc.	7,556	722,882

		861,037

Office Supplies & Forms — 0.0%
Avery Dennison Corp.	752	78,546

Oil Companies-Exploration & Production — 1.9%
Anadarko Petroleum Corp.	9,714	459,764
Apache Corp.	7,311	239,947
Cabot Oil & Gas Corp.	5,731	142,988
Cimarex Energy Co.	1,032	77,751
Concho Resources, Inc.†	2,122	254,301
ConocoPhillips	22,177	1,501,161
Devon Energy Corp.	9,019	240,356
Diamondback Energy, Inc.	2,971	306,370
Hess Corp.	2,637	142,398
Marathon Oil Corp.	16,014	252,861
Newfield Exploration Co.†	1,775	32,447
Occidental Petroleum Corp.	14,545	971,315

		4,621,659

Oil Companies-Integrated — 1.4%
Exxon Mobil Corp.	45,673	3,346,917

Oil Refining & Marketing — 0.1%
HollyFrontier Corp.	3,071	173,020

Pharmacy Services — 0.3%
Cigna Corp.	4,181	835,406

Pipelines — 0.1%
ONEOK, Inc.	4,517	290,037

Real Estate Investment Trusts — 3.0%
American Tower Corp.	8,485	1,466,547
Apartment Investment & Management Co., Class A	2,998	148,461
AvalonBay Communities, Inc.	1,811	349,378
Boston Properties, Inc.	1,577	207,959
Crown Castle International Corp.	3,277	383,606
Digital Realty Trust, Inc.	2,225	241,057
Duke Realty Corp.	4,625	135,235
Equinix, Inc.	929	366,026
Equity Residential	4,826	350,175
Essex Property Trust, Inc.	942	255,470
Extra Space Storage, Inc.	1,609	158,663

Security Description	Shares	Value (Note 2)
Real Estate Investment Trusts (continued)
Federal Realty Investment Trust	683	$90,545
HCP, Inc.	9,198	290,105
Host Hotels & Resorts, Inc.	6,719	121,345
Mid-America Apartment Communities, Inc.	1,228	124,372
Public Storage	2,889	613,970
Realty Income Corp.	4,150	285,064
Regency Centers Corp.	1,469	95,485
SBA Communications Corp.†	1,266	231,083
Simon Property Group, Inc.	3,992	727,023
UDR, Inc.	2,919	127,706
Vornado Realty Trust	1,701	118,917
Welltower, Inc.	7,236	560,718

		7,448,910

Rental Auto/Equipment — 0.0%
United Rentals, Inc.†	828	103,715

Respiratory Products — 0.1%
ResMed, Inc.	2,745	261,242

Retail-Apparel/Shoe — 0.2%
Foot Locker, Inc.	1,085	60,641
Ross Stores, Inc.	4,100	377,692
Tapestry, Inc.	3,740	144,775

		583,108

Retail-Auto Parts — 0.4%
Advance Auto Parts, Inc.	913	145,350
AutoZone, Inc.†	486	411,807
O’Reilly Automotive, Inc.†	1,543	531,810

		1,088,967

Retail-Automobile — 0.0%
CarMax, Inc.†	1,514	88,993

Retail-Building Products — 1.0%
Home Depot, Inc.	10,009	1,836,952
Lowe’s Cos., Inc.	7,115	684,178

		2,521,130

Retail-Discount — 0.2%
Dollar General Corp.	5,064	584,538

Retail-Gardening Products — 0.1%
Tractor Supply Co.	2,351	200,775

Retail-Jewelry — 0.0%
Tiffany & Co.	940	83,406

Retail-Major Department Stores — 0.5%
Nordstrom, Inc.	1,074	49,845
TJX Cos., Inc.	23,840	1,185,563

		1,235,408

Retail-Perfume & Cosmetics — 0.1%
Ulta Beauty, Inc.†	1,085	316,733

Retail-Regional Department Stores — 0.0%
Macy’s, Inc.	2,488	65,434

Retail-Restaurants — 1.8%
Chipotle Mexican Grill, Inc.†	471	249,446
Darden Restaurants, Inc.	1,674	175,653
McDonald’s Corp.	14,851	2,655,062
Starbucks Corp.	12,188	830,490
Yum! Brands, Inc.	6,016	565,384

		4,476,035

246

SunAmerica Series Trust SA Large Cap Growth Index Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Shares	Value (Note 2)
COMMON STOCKS (continued)
Semiconductor Components-Integrated Circuits — 0.5%
Analog Devices, Inc.	3,851	$380,710
Maxim Integrated Products, Inc.	3,202	173,772
QUALCOMM, Inc.	12,142	601,272

		1,155,754

Semiconductor Equipment — 0.1%
KLA-Tencor Corp.	1,622	172,857

Soap & Cleaning Preparation — 0.1%
Church & Dwight Co., Inc.	4,743	306,445

Telephone-Integrated — 1.8%
Verizon Communications, Inc.	79,598	4,382,666

Tobacco — 0.5%
Philip Morris International, Inc.	15,273	1,171,745

Toys — 0.1%
Hasbro, Inc.	1,278	115,735
Mattel, Inc.†	3,258	38,575

		154,310

Transport-Rail — 1.6%
CSX Corp.	15,453	1,015,262
Kansas City Southern	862	91,156
Norfolk Southern Corp.	3,620	607,219
Union Pacific Corp.	14,193	2,257,681

		3,971,318

Transport-Services — 0.5%
Expeditors International of Washington, Inc.	3,325	230,423
FedEx Corp.	2,102	373,252
United Parcel Service, Inc., Class B	6,696	705,758

		1,309,433

Transport-Truck — 0.1%
JB Hunt Transport Services, Inc.	1,127	120,634

Water — 0.1%
American Water Works Co., Inc.	2,192	209,709

Security Description	Shares/ Principal Amount	Value (Note 2)
Web Hosting/Design — 0.1%
VeriSign, Inc.†	2,049	$346,834

Web Portals/ISP — 5.3%
Alphabet, Inc., Class A†	5,759	6,484,000
Alphabet, Inc., Class C†	5,927	6,616,725

		13,100,725

Wireless Equipment — 0.2%
Motorola Solutions, Inc.	3,150	368,266

Total Common Stocks (cost $214,761,847)		229,080,661

EXCHANGE-TRADED FUNDS — 7.2%
iShares S&P 500 Growth Index Fund	48,714	7,882,899
SPDR Portfolio S&P 500 Growth ETF	284,960	9,950,803

Total Exchange-Traded Funds (cost $18,394,852)		17,833,702

Total Long-Term Investment Securities (cost $233,156,699)		246,914,363

SHORT-TERM INVESTMENT SECURITIES — 0.0%
U.S. Government Treasuries — 0.0%
United States Treasury Bills 2.25% due 02/07/19(1) (cost $99,963)	$100,000	99,963

TOTAL INVESTMENTS (cost $233,256,662)(2)	99.9%	247,014,326
Other assets less liabilities	0.1	213,676

NET ASSETS	100.0%	$247,228,002

†	Non-income producing security
(1)	The security or a portion thereof was pledged as collateral to cover margin requirements for open futures contracts.
(2)	See Note 3 for cost of investments on a tax basis.
ETF	— Exchange-Traded Funds

Futures Contracts

Number of Contracts	Type	Description	Expiration Month	Notional Basis*	Notional Value*	Unrealized Appreciation (Depreciation)

3	Long	S&P 500 E-Mini Index	March 2019	390,793	405,681	$14,888

*	Notional Basis refers to the contractual amount agreed upon at inception of the open contract; notional value represents the current value of the open contract.

247

SunAmerica Series Trust SA Large Cap Growth Index Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

The following is a summary of the inputs used to value the Portfolio’s net assets as of January 31, 2019 (see Note 2):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ASSETS:
Investments at Value:*
Common Stocks	$229,080,661	$—	$—	$229,080,661
Exchange-Traded Funds	17,833,702	—	—	17,833,702
Short-Term Investment Securities	—	99,963	—	99,963

Total Investments at Value	$246,914,363	$99,963	$—	$247,014,326

Other Financial Instruments:†
Futures Contracts	$14,882	$—	$—	$14,882

*	For a detailed presentation of investments, please refer to the Portfolio of Investments.
†	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forward, swap and written option contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

See Notes to Financial Statements

248

SunAmerica Series Trust SA Large Cap Index Portfolio

PORTFOLIO PROFILE — January 31, 2019 — (unaudited)

Industry Allocation*

Medical-Drugs	5.0%
Applications Software	4.2
Diversified Banking Institutions	3.7
Computers	3.3
Exchange-Traded Funds	3.1
E-Commerce/Products	3.0
Repurchase Agreements	3.0
Web Portals/ISP	2.8
Real Estate Investment Trusts	2.8
Electronic Components-Semiconductors	2.7
Electric-Integrated	2.6
Finance-Credit Card	2.4
Internet Content-Entertainment	2.4
Oil Companies-Integrated	2.2
Medical-Biomedical/Gene	2.1
Insurance-Property/Casualty	1.9
Telephone-Integrated	1.9
Aerospace/Defense	1.8
Banks-Super Regional	1.8
Medical-HMO	1.7
Medical Products	1.5
Beverages-Non-alcoholic	1.5
Oil Companies-Exploration & Production	1.5
Diversified Manufacturing Operations	1.4
Cosmetics & Toiletries	1.4
Commercial Services-Finance	1.4
Retail-Discount	1.3
Retail-Building Products	1.2
Medical Instruments	1.2
Computer Services	1.2
Retail-Restaurants	1.1
Multimedia	1.0
Cable/Satellite TV	1.0
Transport-Rail	0.9
Networking Products	0.9
Insurance-Multi-line	0.9
Tobacco	0.9
Chemicals-Diversified	0.9
Food-Misc./Diversified	0.8
Diagnostic Equipment	0.7
Pharmacy Services	0.7
Transport-Services	0.6
Aerospace/Defense-Equipment	0.6
Oil Refining & Marketing	0.5
Banks-Commercial	0.5
Finance-Other Services	0.5
Enterprise Software/Service	0.5
Industrial Gases	0.5
Investment Management/Advisor Services	0.5
Instruments-Controls	0.5
Electronic Forms	0.5
Insurance-Life/Health	0.5
Insurance Brokers	0.5
Data Processing/Management	0.5
Semiconductor Components-Integrated Circuits	0.5
Oil-Field Services	0.5
E-Commerce/Services	0.4
Athletic Footwear	0.4
Airlines	0.4
Banks-Fiduciary	0.4
Pipelines	0.4

Auto-Cars/Light Trucks	0.4%
Semiconductor Equipment	0.3
Machinery-Construction & Mining	0.3
U.S. Government Treasuries	0.3
Entertainment Software	0.3
Retail-Auto Parts	0.3
Finance-Investment Banker/Broker	0.3
Computer Aided Design	0.3
Commercial Services	0.3
Electronic Measurement Instruments	0.3
Retail-Major Department Stores	0.3
Retail-Apparel/Shoe	0.3
Apparel Manufacturers	0.3
Retail-Drug Store	0.2
Electric Products-Misc.	0.2
Consumer Products-Misc.	0.2
Cruise Lines	0.2
Hotels/Motels	0.2
Electronic Connectors	0.2
Non-Hazardous Waste Disposal	0.2
Medical-Wholesale Drug Distribution	0.2
Machinery-Farming	0.2
Distribution/Wholesale	0.2
Medical-Hospitals	0.2
Electric-Distribution	0.2
Medical Labs & Testing Services	0.2
Computers-Memory Devices	0.2
Beverages-Wine/Spirits	0.2
Electronic Components-Misc.	0.1
Coatings/Paint	0.1
Building-Residential/Commercial	0.1
Consulting Services	0.1
Building Products-Air & Heating	0.1
Food-Wholesale/Distribution	0.1
Food-Meat Products	0.1
Auto/Truck Parts & Equipment-Original	0.1
Machinery-General Industrial	0.1
Tools-Hand Held	0.1
Instruments-Scientific	0.1
Dental Supplies & Equipment	0.1
Food-Confectionery	0.1
Casino Hotels	0.1
Advertising Agencies	0.1
Containers-Paper/Plastic	0.1
Agricultural Operations	0.1
Building Products-Cement	0.1
Computer Software	0.1
Chemicals-Specialty	0.1
Auto-Heavy Duty Trucks	0.1
Food-Retail	0.1
Engines-Internal Combustion	0.1
Agricultural Chemicals	0.1
Medical-Generic Drugs	0.1
Industrial Automated/Robotic	0.1
Finance-Consumer Loans	0.1
Retail-Regional Department Stores	0.1
Steel-Producers	0.1
Paper & Related Products	0.1
Wireless Equipment	0.1
Machinery-Pumps	0.1
Diagnostic Kits	0.1

249

SunAmerica Series Trust SA Large Cap Index Portfolio

PORTFOLIO PROFILE — January 31, 2019 — (unaudited) — (continued)

Industry Allocation* (continued)

Gold Mining	0.1%
Medical Information Systems	0.1
Web Hosting/Design	0.1
Containers-Metal/Glass	0.1
Water	0.1
Metal-Copper	0.1
Television	0.1
Retail-Perfume & Cosmetics	0.1
Soap & Cleaning Preparation	0.1
Decision Support Software	0.1
Toys	0.1
Real Estate Management/Services	0.1
Broadcast Services/Program	0.1
Retail-Consumer Electronics	0.1
Respiratory Products	0.1
Internet Security	0.1
Engineering/R&D Services	0.1
Machinery-Material Handling	0.1
Brewery	0.1
Independent Power Producers	0.1
Oil Field Machinery & Equipment	0.1

99.9%

*	Calculated as a percentage of net assets

250

SunAmerica Series Trust SA Large Cap Index Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019

Security Description	Shares	Value (Note 2)
COMMON STOCKS — 93.5%
Advertising Agencies — 0.1%
Interpublic Group of Cos., Inc.	32,927	$749,089
Omnicom Group, Inc.	19,199	1,495,218

		2,244,307

Aerospace/Defense — 1.8%
Boeing Co.	45,244	17,446,991
General Dynamics Corp.	23,848	4,082,062
Lockheed Martin Corp.	21,199	6,141,138
Northrop Grumman Corp.	14,874	4,098,531
Raytheon Co.	24,379	4,016,684
TransDigm Group, Inc.†	4,157	1,625,387

		37,410,793

Aerospace/Defense-Equipment — 0.6%
Arconic, Inc.	36,845	693,423
Harris Corp.	10,080	1,544,054
L3 Technologies, Inc.	6,742	1,327,365
United Technologies Corp.	69,527	8,209,053

		11,773,895

Agricultural Chemicals — 0.1%
CF Industries Holdings, Inc.	19,771	863,004
Mosaic Co.	30,381	980,699

		1,843,703

Agricultural Operations — 0.1%
Archer-Daniels-Midland Co.	48,029	2,156,502

Airlines — 0.4%
Alaska Air Group, Inc.	10,563	675,504
American Airlines Group, Inc.	35,117	1,256,135
Delta Air Lines, Inc.	53,449	2,641,984
Southwest Airlines Co.	43,355	2,460,830
United Continental Holdings, Inc.†	19,607	1,711,103

		8,745,556

Apparel Manufacturers — 0.3%
Capri Holdings, Ltd.†	12,870	546,718
Hanesbrands, Inc.	30,903	463,236
PVH Corp.	6,488	707,906
Ralph Lauren Corp.	4,674	542,838
Under Armour, Inc., Class A†	16,073	333,354
Under Armour, Inc., Class C†	16,479	312,112
VF Corp.	27,875	2,346,239

		5,252,403

Appliances — 0.0%
Whirlpool Corp.	5,466	727,033

Applications Software — 4.2%
Intuit, Inc.	22,234	4,798,542
Microsoft Corp.	662,121	69,145,296
Red Hat, Inc.†	15,143	2,693,031
salesforce.com, Inc.†	65,536	9,959,506

		86,596,375

Athletic Footwear — 0.4%
NIKE, Inc., Class B	109,061	8,929,915

Auto-Cars/Light Trucks — 0.4%
Ford Motor Co.	334,709	2,945,439
General Motors Co.	112,448	4,387,721

		7,333,160

Security Description	Shares	Value (Note 2)
Auto-Heavy Duty Trucks — 0.1%
PACCAR, Inc.	29,935	$1,961,341

Auto/Truck Parts & Equipment-Original — 0.1%
Aptiv PLC	22,571	1,786,043
BorgWarner, Inc.	17,842	729,738

		2,515,781

Banks-Commercial — 0.5%
BB&T Corp.	66,017	3,221,630
Citizens Financial Group, Inc.	40,085	1,359,683
First Republic Bank	14,030	1,355,719
M&T Bank Corp.	12,024	1,978,429
Regions Financial Corp.	88,570	1,343,607
SVB Financial Group†	4,562	1,064,679
Zions Bancorporation	16,464	783,522

		11,107,269

Banks-Fiduciary — 0.4%
Bank of New York Mellon Corp.	77,930	4,077,298
Northern Trust Corp.	18,966	1,677,732
State Street Corp.	32,514	2,305,243

		8,060,273

Banks-Super Regional — 1.8%
Comerica, Inc.	13,852	1,090,707
Fifth Third Bancorp	56,165	1,506,345
Huntington Bancshares, Inc.	90,939	1,204,032
KeyCorp	88,626	1,459,670
PNC Financial Services Group, Inc.	39,529	4,849,023
SunTrust Banks, Inc.	38,489	2,287,016
US Bancorp	130,141	6,658,014
Wells Fargo & Co.	362,934	17,751,102

		36,805,909

Beverages-Non-alcoholic — 1.5%
Coca-Cola Co.	328,182	15,795,400
Monster Beverage Corp.†	34,107	1,952,285
PepsiCo, Inc.	120,926	13,624,732

		31,372,417

Beverages-Wine/Spirits — 0.2%
Brown-Forman Corp., Class B	14,246	673,123
Constellation Brands, Inc., Class A	14,233	2,471,703

		3,144,826

Brewery — 0.1%
Molson Coors Brewing Co., Class B	16,046	1,068,824

Broadcast Services/Program — 0.1%
Discovery, Inc., Class A†	13,428	381,086
Discovery, Inc., Class C†	30,861	822,446

		1,203,532

Building & Construction Products-Misc. — 0.0%
Fortune Brands Home & Security, Inc.	12,114	548,764

Building Products-Air & Heating — 0.1%
Johnson Controls International PLC	79,162	2,673,301

Building Products-Cement — 0.1%
Martin Marietta Materials, Inc.	5,372	949,125
Vulcan Materials Co.	11,312	1,149,865

		2,098,990

Building Products-Wood — 0.0%
Masco Corp.	26,171	848,202

251

SunAmerica Series Trust SA Large Cap Index Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Shares	Value (Note 2)
COMMON STOCKS (continued)
Building-Maintenance & Services — 0.0%
Rollins, Inc.	12,618	$469,894

Building-Residential/Commercial — 0.1%
D.R. Horton, Inc.	29,334	1,127,892
Lennar Corp., Class A	25,061	1,188,393
PulteGroup, Inc.	22,136	615,602

		2,931,887

Cable/Satellite TV — 1.0%
Charter Communications, Inc., Class A†	15,100	4,998,855
Comcast Corp., Class A	388,938	14,223,463
DISH Network Corp., Class A†	19,638	602,297

		19,824,615

Casino Hotels — 0.1%
MGM Resorts International	42,906	1,263,152
Wynn Resorts, Ltd.	8,384	1,031,316

		2,294,468

Chemicals-Diversified — 0.9%
Celanese Corp.	11,459	1,097,314
DowDuPont, Inc.	196,543	10,575,979
Eastman Chemical Co.	11,997	967,198
FMC Corp.	11,536	920,573
LyondellBasell Industries NV, Class A	26,951	2,343,928
PPG Industries, Inc.	20,550	2,166,792

		18,071,784

Chemicals-Specialty — 0.1%
Albemarle Corp.	9,098	734,482
International Flavors & Fragrances, Inc.	8,677	1,230,225

		1,964,707

Coatings/Paint — 0.1%
Sherwin-Williams Co.	7,058	2,975,088

Commercial Services — 0.3%
Cintas Corp.	7,418	1,390,949
Ecolab, Inc.	21,778	3,444,626
Nielsen Holdings PLC	30,411	780,955
Quanta Services, Inc.	12,510	442,103

		6,058,633

Commercial Services-Finance — 1.4%
Automatic Data Processing, Inc.	37,500	5,244,000
Equifax, Inc.	10,329	1,105,410
FleetCor Technologies, Inc.†	7,597	1,533,151
Global Payments, Inc.	13,554	1,521,843
H&R Block, Inc.	17,607	415,349
IHS Markit, Ltd.†	30,728	1,595,398
Moody’s Corp.	14,280	2,263,523
PayPal Holdings, Inc.†	100,948	8,960,144
S&P Global, Inc.	21,494	4,119,325
Total System Services, Inc.	14,379	1,288,502

		28,046,645

Computer Aided Design — 0.3%
ANSYS, Inc.†	7,158	1,176,417
Autodesk, Inc.†	18,762	2,761,766
Cadence Design Systems, Inc.†	24,171	1,160,933
Synopsys, Inc.†	12,787	1,193,667

		6,292,783

Security Description	Shares	Value (Note 2)
Computer Data Security — 0.0%
Fortinet, Inc.†	12,406	$949,927

Computer Services — 1.2%
Accenture PLC, Class A	54,609	8,385,212
Cognizant Technology Solutions Corp., Class A	49,604	3,456,407
DXC Technology Co.	23,997	1,538,687
International Business Machines Corp.	77,855	10,465,269

		23,845,575

Computer Software — 0.1%
Akamai Technologies, Inc.†	13,952	908,275
Citrix Systems, Inc.	10,968	1,124,659

		2,032,934

Computers — 3.3%
Apple, Inc.	386,202	64,279,461
Hewlett Packard Enterprise Co.	121,906	1,900,514
HP, Inc.	135,562	2,986,431

		69,166,406

Computers-Memory Devices — 0.2%
NetApp, Inc.	21,579	1,376,093
Seagate Technology PLC	22,312	987,975
Western Digital Corp.	24,794	1,115,482

		3,479,550

Consulting Services — 0.1%
Gartner, Inc.†	7,787	1,058,176
Verisk Analytics, Inc.†	14,103	1,655,833

		2,714,009

Consumer Products-Misc. — 0.2%
Clorox Co.	10,936	1,622,684
Kimberly-Clark Corp.	29,667	3,304,310

		4,926,994

Containers-Metal/Glass — 0.1%
Ball Corp.	29,058	1,519,152

Containers-Paper/Plastic — 0.1%
Packaging Corp. of America	8,095	763,520
Sealed Air Corp.	13,443	530,999
WestRock Co.	21,721	884,262

		2,178,781

Cosmetics & Toiletries — 1.4%
Colgate-Palmolive Co.	74,302	4,805,853
Coty, Inc., Class A	38,606	299,583
Estee Lauder Cos., Inc., Class A	18,838	2,569,880
Procter & Gamble Co.	213,434	20,589,978

		28,265,294

Cruise Lines — 0.2%
Carnival Corp.	34,302	1,975,109
Norwegian Cruise Line Holdings, Ltd.†	18,845	969,199
Royal Caribbean Cruises, Ltd.	14,681	1,762,454

		4,706,762

Data Processing/Management — 0.5%
Broadridge Financial Solutions, Inc.	10,002	1,008,502
Fidelity National Information Services, Inc.	28,055	2,932,589
Fiserv, Inc.†	34,136	2,830,899

252

SunAmerica Series Trust SA Large Cap Index Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Shares	Value (Note 2)
COMMON STOCKS (continued)
Data Processing/Management (continued)
Jack Henry & Associates, Inc.	6,622	$884,368
Paychex, Inc.	27,378	1,938,362

		9,594,720

Decision Support Software — 0.1%
MSCI, Inc.	7,542	1,284,176

Dental Supplies & Equipment — 0.1%
Align Technology, Inc.†	6,235	1,552,203
DENTSPLY SIRONA, Inc.	19,065	799,777

		2,351,980

Diagnostic Equipment — 0.7%
Danaher Corp.	52,840	5,861,013
Thermo Fisher Scientific, Inc.	34,488	8,472,667

		14,333,680

Diagnostic Kits — 0.1%
IDEXX Laboratories, Inc.†	7,387	1,571,806

Dialysis Centers — 0.0%
DaVita, Inc.†	10,807	606,597

Distribution/Wholesale — 0.2%
Copart, Inc.†	17,642	893,215
Fastenal Co.	24,592	1,486,832
LKQ Corp.†	27,260	714,757
WW Grainger, Inc.	3,908	1,154,384

		4,249,188

Diversified Banking Institutions — 3.7%
Bank of America Corp.	781,909	22,260,949
Citigroup, Inc.	209,213	13,485,870
Goldman Sachs Group, Inc.	29,636	5,868,224
JPMorgan Chase & Co.	284,881	29,485,184
Morgan Stanley	111,995	4,737,389

		75,837,616

Diversified Manufacturing Operations — 1.4%
3M Co.	49,883	9,991,565
A.O. Smith Corp.	12,327	589,970
Eaton Corp. PLC	37,129	2,831,086
General Electric Co.	745,150	7,570,724
Illinois Tool Works, Inc.	26,151	3,590,794
Ingersoll-Rand PLC	21,045	2,105,342
Parker-Hannifin Corp.	11,338	1,868,616
Textron, Inc.	20,814	1,107,929

		29,656,026

E-Commerce/Products — 3.0%
Amazon.com, Inc.†	35,187	60,476,953
eBay, Inc.†	77,534	2,609,019

		63,085,972

E-Commerce/Services — 0.4%
Booking Holdings, Inc.†	3,969	7,274,423
Cars.com, Inc.†	1	27
Expedia Group, Inc.	10,149	1,210,268
TripAdvisor, Inc.†	8,772	503,338

		8,988,056

Electric Products-Misc. — 0.2%
AMETEK, Inc.	19,885	1,449,616
Emerson Electric Co.	53,642	3,511,942

		4,961,558

Security Description	Shares	Value (Note 2)
Electric-Distribution — 0.2%
CenterPoint Energy, Inc.	42,936	$1,327,581
Sempra Energy	23,444	2,742,479

		4,070,060

Electric-Integrated — 2.6%
AES Corp.	56,738	929,936
Alliant Energy Corp.	20,212	898,828
Ameren Corp.	20,928	1,451,147
American Electric Power Co., Inc.	42,244	3,342,345
CMS Energy Corp.	24,272	1,265,542
Consolidated Edison, Inc.	26,684	2,072,013
Dominion Energy, Inc.	64,412	4,524,299
DTE Energy Co.	15,585	1,835,134
Duke Energy Corp.	61,071	5,360,812
Edison International	27,912	1,590,147
Entergy Corp.	15,518	1,384,050
Evergy, Inc.	22,570	1,293,712
Eversource Energy	27,147	1,884,273
Exelon Corp.	82,842	3,956,534
FirstEnergy Corp.	41,624	1,631,661
NextEra Energy, Inc.	40,945	7,328,336
Pinnacle West Capital Corp.	9,602	846,128
PPL Corp.	61,698	1,932,381
Public Service Enterprise Group, Inc.	43,301	2,362,070
Southern Co.	88,143	4,283,750
WEC Energy Group, Inc.	27,030	1,974,001
Xcel Energy, Inc.	44,035	2,305,673

		54,452,772

Electronic Components-Misc. — 0.1%
Corning, Inc.	68,569	2,280,605
Garmin, Ltd.	10,352	716,151

		2,996,756

Electronic Components-Semiconductors — 2.7%
Advanced Micro Devices, Inc.†	75,343	1,839,123
Broadcom, Inc.	35,419	9,501,147
Intel Corp.	390,989	18,423,402
IPG Photonics Corp.†	3,065	407,645
Microchip Technology, Inc.	20,261	1,628,376
Micron Technology, Inc.†	95,956	3,667,438
NVIDIA Corp.	52,257	7,511,944
Qorvo, Inc.†	10,700	699,352
Skyworks Solutions, Inc.	15,209	1,110,865
Texas Instruments, Inc.	82,288	8,284,756
Xilinx, Inc.	21,678	2,426,635

		55,500,683

Electronic Connectors — 0.2%
Amphenol Corp., Class A	25,814	2,269,567
TE Connectivity, Ltd.	29,387	2,378,878

		4,648,445

Electronic Forms — 0.5%
Adobe, Inc.†	41,817	10,363,089

Electronic Measurement Instruments — 0.3%
Agilent Technologies, Inc.	27,308	2,076,774
FLIR Systems, Inc.	11,852	579,326
Fortive Corp.	25,177	1,888,023
Keysight Technologies, Inc.†	16,057	1,188,539

		5,732,662

Electronic Security Devices — 0.0%
Allegion PLC	8,143	699,158

253

SunAmerica Series Trust SA Large Cap Index Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Shares	Value (Note 2)
COMMON STOCKS (continued)
Engineering/R&D Services — 0.1%
Fluor Corp.	12,051	$440,705
Jacobs Engineering Group, Inc.	10,243	663,746

		1,104,451

Engines-Internal Combustion — 0.1%
Cummins, Inc.	12,655	1,861,677

Enterprise Software/Service — 0.5%
Oracle Corp.	218,293	10,964,857

Entertainment Software — 0.3%
Activision Blizzard, Inc.	65,369	3,088,032
Electronic Arts, Inc.†	25,883	2,387,448
Take-Two Interactive Software, Inc.†	9,755	1,029,640

		6,505,120

Finance-Consumer Loans — 0.1%
Synchrony Financial	56,647	1,701,676

Finance-Credit Card — 2.4%
Alliance Data Systems Corp.	4,013	712,669
American Express Co.	60,010	6,163,027
Capital One Financial Corp.	40,577	3,270,100
Discover Financial Services	28,781	1,942,430
Mastercard, Inc., Class A	77,840	16,434,359
Visa, Inc., Class A	150,539	20,324,270
Western Union Co.	37,934	692,296

		49,539,151

Finance-Investment Banker/Broker — 0.3%
Charles Schwab Corp.	102,965	4,815,673
E*TRADE Financial Corp.	21,780	1,016,255
Jefferies Financial Group, Inc.	24,079	501,084

		6,333,012

Finance-Other Services — 0.5%
Cboe Global Markets, Inc.	9,612	896,511
CME Group, Inc.	30,650	5,586,882
Intercontinental Exchange, Inc.	48,795	3,745,504
Nasdaq, Inc.	9,832	865,610

		11,094,507

Food-Confectionery — 0.1%
Hershey Co.	12,014	1,274,685
J.M. Smucker Co.	9,745	1,022,056

		2,296,741

Food-Meat Products — 0.1%
Hormel Foods Corp.	23,357	988,468
Tyson Foods, Inc., Class A	25,281	1,565,400

		2,553,868

Food-Misc./Diversified — 0.8%
Campbell Soup Co.	16,505	584,772
Conagra Brands, Inc.	41,601	900,246
General Mills, Inc.	51,078	2,269,906
Kellogg Co.	21,702	1,280,635
Kraft Heinz Co.	53,278	2,560,541
Lamb Weston Holdings, Inc.	12,547	907,148
McCormick & Co., Inc.	10,432	1,289,813
Mondelez International, Inc., Class A	124,547	5,761,544

		15,554,605

Food-Retail — 0.1%
Kroger Co.	68,363	1,936,724

Security Description	Shares	Value (Note 2)
Food-Wholesale/Distribution — 0.1%
Sysco Corp.	40,967	$2,615,743

Gas-Distribution — 0.0%
NiSource, Inc.	31,122	849,008

Gold Mining — 0.1%
Newmont Mining Corp.	45,632	1,556,508

Home Decoration Products — 0.0%
Newell Brands, Inc.	36,791	780,337

Home Furnishings — 0.0%
Leggett & Platt, Inc.	11,173	457,646

Hotels/Motels — 0.2%
Hilton Worldwide Holdings, Inc.	25,407	1,892,313
Marriott International, Inc., Class A	24,256	2,778,040

		4,670,353

Human Resources — 0.0%
Robert Half International, Inc.	10,407	670,523

Independent Power Producers — 0.1%
NRG Energy, Inc.	24,838	1,016,123

Industrial Automated/Robotic — 0.1%
Rockwell Automation, Inc.	10,339	1,752,667

Industrial Gases — 0.5%
Air Products & Chemicals, Inc.	18,807	3,091,683
Linde PLC	47,208	7,695,376

		10,787,059

Instruments-Controls — 0.5%
Honeywell International, Inc.	63,419	9,108,871
Mettler-Toledo International, Inc.†	2,146	1,369,491

		10,478,362

Instruments-Scientific — 0.1%
PerkinElmer, Inc.	9,530	862,465
Waters Corp.†	6,489	1,500,387

		2,362,852

Insurance Brokers — 0.5%
Aon PLC	20,633	3,223,494
Arthur J. Gallagher & Co.	15,733	1,175,412
Marsh & McLennan Cos., Inc.	43,152	3,805,575
Willis Towers Watson PLC	11,132	1,812,178

		10,016,659

Insurance-Life/Health — 0.5%
Aflac, Inc.	65,217	3,110,851
Brighthouse Financial, Inc.†	10,160	379,374
Lincoln National Corp.	18,299	1,070,309
Principal Financial Group, Inc.	22,551	1,129,129
Prudential Financial, Inc.	35,381	3,260,005
Torchmark Corp.	8,791	736,334
Unum Group	18,740	651,402

		10,337,404

Insurance-Multi-line — 0.9%
Allstate Corp.	29,508	2,592,868
American International Group, Inc.(2)	75,786	3,276,229
Assurant, Inc.	4,465	430,381
Chubb, Ltd.	39,476	5,252,282
Cincinnati Financial Corp.	12,966	1,051,802
Hartford Financial Services Group, Inc.	30,732	1,441,945
Loews Corp.	23,686	1,134,559

254

SunAmerica Series Trust SA Large Cap Index Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Shares	Value (Note 2)
COMMON STOCKS (continued)
Insurance-Multi-line (continued)
MetLife, Inc.	84,540	$3,860,942

		19,041,008

Insurance-Property/Casualty — 1.9%
Berkshire Hathaway, Inc., Class B†	166,658	34,254,885
Progressive Corp.	49,953	3,361,337
Travelers Cos., Inc.	22,692	2,848,754

		40,464,976

Insurance-Reinsurance — 0.0%
Everest Re Group, Ltd.	3,482	762,732

Internet Content-Entertainment — 2.4%
Facebook, Inc., Class A†	205,814	34,307,136
Netflix, Inc.†	37,359	12,683,380
Twitter, Inc.†	61,954	2,079,176

		49,069,692

Internet Infrastructure Software — 0.0%
F5 Networks, Inc.†	5,194	835,974

Internet Security — 0.1%
Symantec Corp.	54,732	1,150,467

Investment Management/Advisor Services — 0.5%
Affiliated Managers Group, Inc.	4,512	473,535
Ameriprise Financial, Inc.	11,938	1,511,351
BlackRock, Inc.	10,403	4,318,077
Franklin Resources, Inc.	25,494	754,877
Invesco, Ltd.	35,238	642,036
Raymond James Financial, Inc.	11,047	889,284
T. Rowe Price Group, Inc.	20,616	1,926,771

		10,515,931

Machinery-Construction & Mining — 0.3%
Caterpillar, Inc.	50,553	6,731,637

Machinery-Farming — 0.2%
Deere & Co.	27,557	4,519,348

Machinery-General Industrial — 0.1%
Roper Technologies, Inc.	8,861	2,509,967

Machinery-Material Handling — 0.1%
Dover Corp.	12,536	1,101,037

Machinery-Pumps — 0.1%
Flowserve Corp.	11,210	493,688
Xylem, Inc.	15,396	1,097,119

		1,590,807

Medical Information Systems — 0.1%
Cerner Corp.†	28,227	1,549,945

Medical Instruments — 1.2%
Boston Scientific Corp.†	118,547	4,522,568
Edwards Lifesciences Corp.†	17,909	3,052,052
Intuitive Surgical, Inc.†	9,783	5,122,770
Medtronic PLC	115,056	10,169,800
Teleflex, Inc.	3,939	1,077,316

		23,944,506

Medical Labs & Testing Services — 0.2%
IQVIA Holdings, Inc.†	13,573	1,751,053
Laboratory Corp. of America Holdings†	8,644	1,204,541
Quest Diagnostics, Inc.	11,657	1,018,239

		3,973,833

Security Description	Shares	Value (Note 2)
Medical Products — 1.5%
Abbott Laboratories	150,462	$10,980,717
ABIOMED, Inc.†	3,858	1,354,428
Baxter International, Inc.	42,396	3,073,286
Becton Dickinson and Co.	22,981	5,732,840
Cooper Cos., Inc.	4,210	1,173,580
Henry Schein, Inc.†	13,059	1,014,684
Hologic, Inc.†	23,079	1,024,708
Stryker Corp.	26,606	4,724,427
Varian Medical Systems, Inc.†	7,806	1,030,626
Zimmer Biomet Holdings, Inc.	17,474	1,914,452

		32,023,748

Medical-Biomedical/Gene — 2.1%
Alexion Pharmaceuticals, Inc.†	19,112	2,350,011
Amgen, Inc.	54,589	10,214,148
Biogen, Inc.†	17,261	5,761,377
Celgene Corp.†	59,904	5,299,108
Gilead Sciences, Inc.	110,822	7,758,648
Illumina, Inc.†	12,593	3,523,395
Incyte Corp.†	15,132	1,219,488
Regeneron Pharmaceuticals, Inc.†	6,649	2,854,216
Vertex Pharmaceuticals, Inc.†	21,893	4,179,593

		43,159,984

Medical-Drugs — 5.0%
AbbVie, Inc.	128,863	10,346,410
Allergan PLC	27,161	3,910,641
Bristol-Myers Squibb Co.	139,827	6,903,259
Eli Lilly & Co.	80,767	9,680,733
Johnson & Johnson	229,760	30,576,461
Merck & Co., Inc.	222,769	16,580,697
Nektar Therapeutics†	14,828	627,817
Pfizer, Inc.	495,202	21,021,325
Zoetis, Inc.	41,159	3,546,259

		103,193,602

Medical-Generic Drugs — 0.1%
Mylan NV†	44,173	1,322,981
Perrigo Co. PLC	10,708	497,387

		1,820,368

Medical-HMO — 1.7%
Anthem, Inc.	22,157	6,713,571
Centene Corp.†	17,592	2,296,987
Humana, Inc.	11,753	3,631,560
UnitedHealth Group, Inc.	82,416	22,268,803
WellCare Health Plans, Inc.†	4,283	1,184,164

		36,095,085

Medical-Hospitals — 0.2%
HCA Healthcare, Inc.	22,997	3,206,472
Universal Health Services, Inc., Class B	7,304	967,999

		4,174,471

Medical-Wholesale Drug Distribution — 0.2%
AmerisourceBergen Corp.	13,435	1,120,076
Cardinal Health, Inc.	25,524	1,275,434
McKesson Corp.	16,737	2,146,520

		4,542,030

Metal-Copper — 0.1%
Freeport-McMoRan, Inc.	124,136	1,444,943

Motorcycle/Motor Scooter — 0.0%
Harley-Davidson, Inc.	13,950	514,197

255

SunAmerica Series Trust SA Large Cap Index Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Shares	Value (Note 2)
COMMON STOCKS (continued)
Multimedia — 1.0%
Twenty-First Century Fox, Inc., Class A	90,549	$4,464,971
Twenty-First Century Fox, Inc., Class B	41,729	2,047,225
Viacom, Inc., Class B	30,278	890,779
Walt Disney Co.	127,531	14,222,257

		21,625,232

Networking Products — 0.9%
Arista Networks, Inc.†	4,459	957,704
Cisco Systems, Inc.	385,160	18,214,216

		19,171,920

Non-Hazardous Waste Disposal — 0.2%
Republic Services, Inc.	18,630	1,429,107
Waste Management, Inc.	33,602	3,214,704

		4,643,811

Office Automation & Equipment — 0.0%
Xerox Corp.	17,760	501,010

Office Supplies & Forms — 0.0%
Avery Dennison Corp.	7,428	775,855

Oil & Gas Drilling — 0.0%
Helmerich & Payne, Inc.	9,341	523,003

Oil Companies-Exploration & Production — 1.5%
Anadarko Petroleum Corp.	43,201	2,044,703
Apache Corp.	32,515	1,067,142
Cabot Oil & Gas Corp.	36,938	921,603
Cimarex Energy Co.	8,191	617,110
Concho Resources, Inc.†	17,155	2,055,855
ConocoPhillips	98,625	6,675,926
Devon Energy Corp.	40,110	1,068,932
Diamondback Energy, Inc.	13,213	1,362,525
EOG Resources, Inc.	49,679	4,928,157
Hess Corp.	21,319	1,151,226
Marathon Oil Corp.	71,214	1,124,469
Newfield Exploration Co.†	17,164	313,758
Noble Energy, Inc.	41,103	918,241
Occidental Petroleum Corp.	64,682	4,319,464
Pioneer Natural Resources Co.	14,603	2,078,299

		30,647,410

Oil Companies-Integrated — 2.2%
Chevron Corp.	163,692	18,767,288
Exxon Mobil Corp.	362,702	26,578,802

		45,346,090

Oil Field Machinery & Equipment — 0.1%
National Oilwell Varco, Inc.	32,842	968,182

Oil Refining & Marketing — 0.5%
HollyFrontier Corp.	13,656	769,379
Marathon Petroleum Corp.	59,184	3,921,532
Phillips 66	36,343	3,467,486
Valero Energy Corp.	36,350	3,192,257

		11,350,654

Oil-Field Services — 0.5%
Baker Hughes a GE Co., LLC	43,981	1,036,632
Halliburton Co.	75,049	2,353,537
Schlumberger, Ltd.	118,633	5,244,765
TechnipFMC PLC	36,450	836,892

		9,471,826

Security Description	Shares	Value (Note 2)
Paper & Related Products — 0.1%
International Paper Co.	34,698	$1,645,726

Pharmacy Services — 0.7%
Cigna Corp.	32,620	6,517,802
CVS Health Corp.	110,786	7,262,022

		13,779,824

Pipelines — 0.4%
Kinder Morgan, Inc.	162,601	2,943,078
ONEOK, Inc.	35,240	2,262,760
Williams Cos., Inc.	103,705	2,792,776

		7,998,614

Publishing-Newspapers — 0.0%
News Corp., Class A	33,001	423,403
News Corp., Class B	10,603	137,097

		560,500

Real Estate Investment Trusts — 2.8%
Alexandria Real Estate Equities, Inc.	9,212	1,213,312
American Tower Corp.	37,736	6,522,290
Apartment Investment & Management Co., Class A	13,334	660,300
AvalonBay Communities, Inc.	11,841	2,284,366
Boston Properties, Inc.	13,231	1,744,772
Crown Castle International Corp.	35,539	4,160,195
Digital Realty Trust, Inc.	17,672	1,914,584
Duke Realty Corp.	30,696	897,551
Equinix, Inc.	6,887	2,713,478
Equity Residential	31,564	2,290,284
Essex Property Trust, Inc.	5,660	1,534,992
Extra Space Storage, Inc.	10,838	1,068,735
Federal Realty Investment Trust	6,328	838,903
HCP, Inc.	40,905	1,290,144
Host Hotels & Resorts, Inc.	63,571	1,148,092
Iron Mountain, Inc.	24,520	912,144
Kimco Realty Corp.	36,100	614,061
Macerich Co.	9,063	418,348
Mid-America Apartment Communities, Inc.	9,752	987,682
Prologis, Inc.	53,931	3,729,868
Public Storage	12,846	2,730,032
Realty Income Corp.	25,282	1,736,621
Regency Centers Corp.	14,516	943,540
SBA Communications Corp.†	9,708	1,772,001
Simon Property Group, Inc.	26,497	4,825,634
SL Green Realty Corp.	7,305	675,201
UDR, Inc.	23,605	1,032,719
Ventas, Inc.	30,538	1,969,396
Vornado Realty Trust	14,834	1,037,045
Welltower, Inc.	32,181	2,493,706
Weyerhaeuser Co.	64,182	1,684,136

		57,844,132

Real Estate Management/Services — 0.1%
CBRE Group, Inc., Class A†	27,158	1,242,478

Rental Auto/Equipment — 0.0%
United Rentals, Inc.†	6,948	870,306

Respiratory Products — 0.1%
ResMed, Inc.	12,208	1,161,835

Retail-Apparel/Shoe — 0.3%
Foot Locker, Inc.	9,843	550,125
Gap, Inc.	18,299	465,527

256

SunAmerica Series Trust SA Large Cap Index Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Shares	Value (Note 2)
COMMON STOCKS (continued)
Retail-Apparel/Shoe (continued)
L Brands, Inc.	19,563	$544,634
Ross Stores, Inc.	31,986	2,946,550
Tapestry, Inc.	24,826	961,015

		5,467,851

Retail-Auto Parts — 0.3%
Advance Auto Parts, Inc.	6,245	994,204
AutoZone, Inc.†	2,160	1,830,254
Genuine Parts Co.	12,573	1,255,037
O’Reilly Automotive, Inc.†	6,862	2,365,057

		6,444,552

Retail-Automobile — 0.0%
CarMax, Inc.†	14,959	879,290

Retail-Building Products — 1.2%
Home Depot, Inc.	96,764	17,759,097
Lowe’s Cos., Inc.	68,788	6,614,654

		24,373,751

Retail-Consumer Electronics — 0.1%
Best Buy Co., Inc.	20,056	1,188,117

Retail-Discount — 1.3%
Costco Wholesale Corp.	37,540	8,057,210
Dollar General Corp.	22,521	2,599,599
Dollar Tree, Inc.†	20,386	1,973,976
Target Corp.	44,704	3,263,392
Walmart, Inc.	121,955	11,686,948

		27,581,125

Retail-Drug Store — 0.2%
Walgreens Boots Alliance, Inc.	68,870	4,976,546

Retail-Gardening Products — 0.0%
Tractor Supply Co.	10,457	893,028

Retail-Jewelry — 0.0%
Tiffany & Co.	9,294	824,657

Retail-Major Department Stores — 0.3%
Nordstrom, Inc.	9,747	452,358
TJX Cos., Inc.	106,017	5,272,226

		5,724,584

Retail-Perfume & Cosmetics — 0.1%
Ulta Beauty, Inc.†	4,827	1,409,098

Retail-Regional Department Stores — 0.1%
Kohl’s Corp.	14,146	971,689
Macy’s, Inc.	26,340	692,742

		1,664,431

Retail-Restaurants — 1.1%
Chipotle Mexican Grill, Inc.†	2,095	1,109,533
Darden Restaurants, Inc.	10,632	1,115,616
McDonald’s Corp.	66,042	11,806,989
Starbucks Corp.	106,280	7,241,919
Yum! Brands, Inc.	26,754	2,514,341

		23,788,398

Rubber-Tires — 0.0%
Goodyear Tire & Rubber Co.	19,961	422,974

Savings & Loans/Thrifts — 0.0%
People’s United Financial, Inc.	32,335	529,647

Security Description	Shares	Value (Note 2)
Semiconductor Components-Integrated Circuits — 0.5%
Analog Devices, Inc.	31,711	$3,134,950
Maxim Integrated Products, Inc.	23,735	1,288,098
QUALCOMM, Inc.	103,844	5,142,355

		9,565,403

Semiconductor Equipment — 0.3%
Applied Materials, Inc.	84,211	3,290,966
KLA-Tencor Corp.	13,114	1,397,559
Lam Research Corp.	13,294	2,254,396

		6,942,921

Shipbuilding — 0.0%
Huntington Ingalls Industries, Inc.	3,680	759,736

Soap & Cleaning Preparation — 0.1%
Church & Dwight Co., Inc.	21,094	1,362,883

Steel-Producers — 0.1%
Nucor Corp.	26,894	1,646,989

Telecommunication Equipment — 0.0%
Juniper Networks, Inc.	29,569	767,020

Telephone-Integrated — 1.9%
AT&T, Inc.	623,492	18,742,169
CenturyLink, Inc.	81,469	1,248,105
Verizon Communications, Inc.	353,981	19,490,194

		39,480,468

Television — 0.1%
CBS Corp., Class B	28,845	1,426,674

Textile-Home Furnishings — 0.0%
Mohawk Industries, Inc.†	5,403	695,852

Tobacco — 0.9%
Altria Group, Inc.	160,974	7,944,067
Philip Morris International, Inc.	133,173	10,217,032

		18,161,099

Tools-Hand Held — 0.1%
Snap-on, Inc.	4,770	791,772
Stanley Black & Decker, Inc.	12,941	1,636,260

		2,428,032

Toys — 0.1%
Hasbro, Inc.	9,971	902,974
Mattel, Inc.†	29,568	350,085

		1,253,059

Transport-Rail — 0.9%
CSX Corp.	68,723	4,515,101
Kansas City Southern	8,712	921,294
Norfolk Southern Corp.	23,331	3,913,542
Union Pacific Corp.	63,119	10,040,339

		19,390,276

Transport-Services — 0.6%
C.H. Robinson Worldwide, Inc.	11,780	1,022,151
Expeditors International of Washington, Inc.	14,785	1,024,600
FedEx Corp.	20,769	3,687,951
United Parcel Service, Inc., Class B	59,557	6,277,308

		12,012,010

Transport-Truck — 0.0%
JB Hunt Transport Services, Inc.	7,482	800,873

257

SunAmerica Series Trust SA Large Cap Index Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Shares/ Principal Amount	Value (Note 2)
COMMON STOCKS (continued)
Water — 0.1%
American Water Works Co., Inc.	15,472	$1,480,206

Water Treatment Systems — 0.0%
Pentair PLC	13,682	563,562

Web Hosting/Design — 0.1%
VeriSign, Inc.†	9,113	1,542,558

Web Portals/ISP — 2.8%
Alphabet, Inc., Class A†	25,612	28,836,295
Alphabet, Inc., Class C†	26,357	29,424,164

		58,260,459

Wireless Equipment — 0.1%
Motorola Solutions, Inc.	14,009	1,637,792

Total Common Stocks (cost $1,383,595,061)		1,945,126,209

EXCHANGE-TRADED FUNDS — 3.1%
SPDR S&P 500 ETF Trust (cost $65,938,190)	237,200	64,027,396

Total Long-Term Investment Securities (cost $1,449,533,251)		2,009,153,605

SHORT-TERM INVESTMENT SECURITIES — 0.3%
U.S. Government Treasuries — 0.3%
United States Treasury Bills
2.38% due 03/07/2019(1)	$2,900,000	2,893,564
2.59% due 08/15/2019(1)	3,700,000	3,651,599

Total Short-Term Investment Securities (cost $6,542,548)		6,545,163

Security Description	Principal Amount	Value (Note 2)
REPURCHASE AGREEMENTS — 3.0%
Agreement with Fixed Income Clearing Corp., bearing interest at 0.42% dated 01/31/2019, to be repurchased 02/01/2019 in the amount of $67,257,851 and collateralized by $61,105,000 of United States Treasury Notes, bearing interest at 2.88% due 05/31/2025 and having an approximate value of $62,483,284. (cost $61,257,000)	$61,257,000	$61,257,000

TOTAL INVESTMENTS (cost $1,517,332,799)(3)	99.9%	2,076,955,768
Other assets less liabilities	0.1	3,007,778

NET ASSETS	100.0%	$2,079,963,546

†	Non-income producing security
(1)	The security of a portion thereof was pledged as collateral to cover margin requirements for open future contracts.
(2)	Security represents an investment in an affiliated company (see Note 8).
(3)	See Note 3 for cost of investments on a tax basis.

ETF — Exchange-Traded Funds

Futures Contracts

Number of Contracts	Type	Description	Expiration Month	Notional Basis*	Notional Value*	Unrealized Appreciation (Depreciation)

513	Long	S&P 500 E-Mini Index	March 2019	66,788,490	69,370,425	$2,581,935

*	Notional Basis refers to the contractual amount agreed upon at inception of the open contract; notional value represents the current value of the open contract.

The following is a summary of the inputs used to value the Portfolio’s net assets as of January 31, 2019 (see Note 2):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ASSETS:
Investments at Value:*
Common Stocks	$1,945,126,209	$—	$—	$1,945,126,209
Exchange-Traded Funds	64,027,396	—	—	64,027,396
Short-Term Investment Securities	—	6,545,163	—	6,545,163
Repurchase Agreements	—	61,257,000	—	61,257,000

Total Investments at Value	$2,009,153,605	$67,802,163	$—	$2,076,955,768

Other Financial Instruments:†
Futures Contracts	$2,581,935	$—	$—	$2,581,935

*	For a detailed presentation of investments, please refer to the Portfolio of Investments.
†	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forward, swap and written option contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

See Notes to Financial Statements

258

SunAmerica Series Trust SA Large Cap Value Index Portfolio#

PORTFOLIO PROFILE — January 31, 2019 — (unaudited)

Industry Allocation*

Diversified Banking Institutions	8.0%
Computers	7.3
Electric-Integrated	4.0
Medical-HMO	3.3
Oil Companies-Integrated	3.2
Banks-Super Regional	3.1
Medical-Drugs	2.8
Retail-Discount	2.6
Real Estate Investment Trusts	2.6
Exchange-Traded Funds	2.5
Insurance-Property/Casualty	2.3
Telephone-Integrated	2.1
Computer Services	2.1
Diversified Manufacturing Operations	2.1
Insurance-Multi-line	1.9
Medical-Biomedical/Gene	1.9
Electronic Components-Semiconductors	1.9
Chemicals-Diversified	1.6
Retail-Building Products	1.4
Tobacco	1.4
Aerospace/Defense	1.4
Beverages-Non-alcoholic	1.3
Cosmetics & Toiletries	1.3
Food-Misc./Diversified	1.3
Cable/Satellite TV	1.2
Multimedia	1.1
Oil Refining & Marketing	1.1
Oil Companies-Exploration & Production	1.1
Pharmacy Services	1.1
Insurance-Life/Health	1.0
Oil-Field Services	1.0
Airlines	0.9
Investment Management/Advisor Services	0.9
Banks-Commercial	0.9
Medical Products	0.8
Finance-Credit Card	0.8
Auto-Cars/Light Trucks	0.8
Banks-Fiduciary	0.7
Machinery-Construction & Mining	0.7
Pipelines	0.7
Aerospace/Defense-Equipment	0.7
Transport-Services	0.6
Semiconductor Equipment	0.6
Finance-Other Services	0.6
Enterprise Software/Service	0.6
Instruments-Controls	0.5
Retail-Drug Store	0.5
Insurance Brokers	0.5
Cruise Lines	0.5
Medical-Wholesale Drug Distribution	0.5
Machinery-Farming	0.5
Semiconductor Components-Integrated Circuits	0.5
E-Commerce/Services	0.5
Athletic Footwear	0.5
Entertainment Software	0.4
Electric-Distribution	0.4
Retail-Restaurants	0.4
Electronic Connectors	0.4
Electric Products-Misc.	0.4
Electronic Measurement Instruments	0.4
Finance-Investment Banker/Broker	0.3

Building-Residential/Commercial	0.3%
Retail-Apparel/Shoe	0.3
Commercial Services-Finance	0.3
Medical Labs & Testing Services	0.3
Building Products-Air & Heating	0.3
Diagnostic Equipment	0.3
Electronic Components-Misc.	0.3
Industrial Gases	0.3
Tools-Hand Held	0.3
Casino Hotels	0.2
Apparel Manufacturers	0.2
Advertising Agencies	0.2
Containers-Paper/Plastic	0.2
Agricultural Operations	0.2
Chemicals-Specialty	0.2
Auto-Heavy Duty Trucks	0.2
Food-Retail	0.2
Engines-Internal Combustion	0.2
Medical-Generic Drugs	0.2
Transport-Rail	0.2
Finance-Consumer Loans	0.2
Hotels/Motels	0.2
Steel-Producers	0.2
Paper & Related Products	0.2
E-Commerce/Products	0.2
Retail-Auto Parts	0.2
Food-Meat Products	0.2
Dental Supplies & Equipment	0.2
Gold Mining	0.2
Consumer Products-Misc.	0.2
Food-Confectionery	0.2
Computers-Memory Devices	0.1
Television	0.1
Auto/Truck Parts & Equipment-Original	0.1
Retail-Regional Department Stores	0.1
Real Estate Management/Services	0.1
Commercial Services	0.1
Broadcast Services/Program	0.1
Data Processing/Management	0.1
Retail-Consumer Electronics	0.1
Internet Security	0.1
Coatings/Paint	0.1
Engineering/R&D Services	0.1
Machinery-Material Handling	0.1
Brewery	0.1
Instruments-Scientific	0.1
Agricultural Chemicals	0.1
Building Products-Cement	0.1
Distribution/Wholesale	0.1
Computer Aided Design	0.1
Oil Field Machinery & Equipment	0.1
Food-Wholesale/Distribution	0.1
Industrial Automated/Robotic	0.1
Gas-Distribution	0.1
Non-Hazardous Waste Disposal	0.1
Metal-Copper	0.1
Telecommunication Equipment	0.1
Insurance-Reinsurance	0.1
Shipbuilding	0.1
Appliances	0.1
Textile-Home Furnishings	0.1

259

SunAmerica Series Trust SA Large Cap Value Index Portfolio#

PORTFOLIO PROFILE — January 31, 2019 — (unaudited) — (continued)

Industry Allocation* (continued)

Toys	0.1%
Water Treatment Systems	0.1
Publishing-Newspapers	0.1
Building & Construction Products-Misc.	0.1
Water	0.1
Savings & Loans/Thrifts	0.1
Oil & Gas Drilling	0.1
Motorcycle/Motor Scooter	0.1
Consulting Services	0.1
Containers-Metal/Glass	0.1
Office Automation & Equipment	0.1
Retail-Automobile	0.1

99.8%

*	Calculated as a percentage of net assets
#	See Note 1

260

SunAmerica Series Trust SA Large Cap Value Index Portfolio#

PORTFOLIO OF INVESTMENTS — January 31, 2019

Security Description	Shares	Value (Note 2)
COMMON STOCKS — 97.3%
Advertising Agencies — 0.2%
Interpublic Group of Cos., Inc.	8,176	$186,004
Omnicom Group, Inc.	4,767	371,254

		557,258

Aerospace/Defense — 1.4%
General Dynamics Corp.	5,922	1,013,669
Lockheed Martin Corp.	2,106	610,087
Northrop Grumman Corp.	3,693	1,017,606
Raytheon Co.	3,451	568,587

		3,209,949

Aerospace/Defense-Equipment — 0.7%
Arconic, Inc.	9,149	172,184
Harris Corp.	1,201	183,969
L3 Technologies, Inc.	686	135,060
United Technologies Corp.	8,978	1,060,033

		1,551,246

Agricultural Chemicals — 0.1%
CF Industries Holdings, Inc.	2,799	122,176
Mosaic Co.	3,998	129,056

		251,232

Agricultural Operations — 0.2%
Archer-Daniels-Midland Co.	11,927	535,522

Airlines — 0.9%
Alaska Air Group, Inc.	2,623	167,741
American Airlines Group, Inc.	8,720	311,914
Delta Air Lines, Inc.	13,273	656,084
Southwest Airlines Co.	10,766	611,078
United Continental Holdings, Inc.†	4,869	424,918

		2,171,735

Apparel Manufacturers — 0.2%
Capri Holdings, Ltd.†	3,196	135,766
Hanesbrands, Inc.	4,297	64,412
PVH Corp.	1,611	175,776
Ralph Lauren Corp.	1,161	134,839
Under Armour, Inc., Class A†	1,397	28,974
Under Armour, Inc., Class C†	1,432	27,122

		566,889

Appliances — 0.1%
Whirlpool Corp.	1,357	180,495

Athletic Footwear — 0.5%
NIKE, Inc., Class B	13,270	1,086,548

Auto-Cars/Light Trucks — 0.8%
Ford Motor Co.	83,115	731,412
General Motors Co.	27,923	1,089,555

		1,820,967

Auto-Heavy Duty Trucks — 0.2%
PACCAR, Inc.	7,434	487,076

Auto/Truck Parts & Equipment-Original — 0.1%
Aptiv PLC	2,186	172,978
BorgWarner, Inc.	4,431	181,228

		354,206

Banks-Commercial — 0.9%
BB&T Corp.	16,394	800,027
Citizens Financial Group, Inc.	9,954	337,640
M&T Bank Corp.	2,986	491,316

Security Description	Shares	Value (Note 2)
Banks-Commercial (continued)
Regions Financial Corp.	21,994	$333,649
Zions Bancorporation	4,088	194,548

		2,157,180

Banks-Fiduciary — 0.7%
Bank of New York Mellon Corp.	19,352	1,012,497
Northern Trust Corp.	2,214	195,850
State Street Corp.	8,074	572,447

		1,780,794

Banks-Super Regional — 3.1%
Comerica, Inc.	1,858	146,299
Fifth Third Bancorp	13,947	374,058
Huntington Bancshares, Inc.	22,582	298,986
KeyCorp	22,008	362,472
PNC Financial Services Group, Inc.	9,816	1,204,129
SunTrust Banks, Inc.	9,558	567,936
Wells Fargo & Co.	90,124	4,407,965

		7,361,845

Beverages-Non-alcoholic — 1.3%
Coca-Cola Co.	39,117	1,882,701
PepsiCo, Inc.	11,711	1,319,479

		3,202,180

Brewery — 0.1%
Molson Coors Brewing Co., Class B	3,984	265,374

Broadcast Services/Program — 0.1%
Discovery, Inc., Class A†	3,334	94,619
Discovery, Inc., Class C†	7,664	204,246

		298,865

Building & Construction Products-Misc. — 0.1%
Fortune Brands Home & Security, Inc.	3,008	136,262

Building Products-Air & Heating — 0.3%
Johnson Controls International PLC	19,658	663,851

Building Products-Cement — 0.1%
Martin Marietta Materials, Inc.	574	101,414
Vulcan Materials Co.	1,461	148,511

		249,925

Building Products-Wood — 0.0%
Masco Corp.	3,444	111,620

Building-Residential/Commercial — 0.3%
D.R. Horton, Inc.	7,284	280,070
Lennar Corp., Class A	6,223	295,095
PulteGroup, Inc.	5,497	152,871

		728,036

Cable/Satellite TV — 1.2%
Charter Communications, Inc., Class A†	2,137	707,454
Comcast Corp., Class A	52,154	1,907,272
DISH Network Corp., Class A†	4,877	149,577

		2,764,303

Casino Hotels — 0.2%
MGM Resorts International	10,654	313,654
Wynn Resorts, Ltd.	2,082	256,107

		569,761

Chemicals-Diversified — 1.6%
Celanese Corp.	1,337	128,031
DowDuPont, Inc.	48,806	2,626,251

261

SunAmerica Series Trust SA Large Cap Value Index Portfolio#

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Shares	Value (Note 2)
COMMON STOCKS (continued)
Chemicals-Diversified (continued)
Eastman Chemical Co.	1,370	$110,449
FMC Corp.	1,604	127,999
LyondellBasell Industries NV, Class A	6,693	582,090
PPG Industries, Inc.	2,756	290,593

		3,865,413

Chemicals-Specialty — 0.2%
Albemarle Corp.	2,259	182,369
International Flavors & Fragrances, Inc.	2,155	305,536

		487,905

Coatings/Paint — 0.1%
Sherwin-Williams Co.	666	280,732

Commercial Services — 0.1%
Nielsen Holdings PLC	7,552	193,935
Quanta Services, Inc.	3,107	109,802

		303,737

Commercial Services-Finance — 0.3%
Equifax, Inc.	1,000	107,020
FleetCor Technologies, Inc.†	755	152,367
H&R Block, Inc.	1,661	39,183
Moody’s Corp.	1,808	286,586
Total System Services, Inc.	1,143	102,424

		687,580

Computer Aided Design — 0.1%
Cadence Design Systems, Inc.†	2,461	118,202
Synopsys, Inc.†	1,365	127,423

		245,625

Computer Services — 2.1%
Accenture PLC, Class A	7,323	1,124,447
Cognizant Technology Solutions Corp., Class A	12,318	858,318
DXC Technology Co.	5,959	382,091
International Business Machines Corp.	19,333	2,598,742

		4,963,598

Computers — 7.3%
Apple, Inc.	95,902	15,961,929
Hewlett Packard Enterprise Co.	30,272	471,940
HP, Inc.	33,663	741,596

		17,175,465

Computers-Memory Devices — 0.1%
Seagate Technology PLC	1,995	88,339
Western Digital Corp.	6,157	277,003

		365,342

Consulting Services — 0.1%
Verisk Analytics, Inc.†	1,086	127,507

Consumer Products-Misc. — 0.2%
Kimberly-Clark Corp.	3,389	377,467

Containers-Metal/Glass — 0.1%
Ball Corp.	2,381	124,479

Containers-Paper/Plastic — 0.2%
Packaging Corp. of America	2,010	189,583
Sealed Air Corp.	3,338	131,851
WestRock Co.	5,394	219,590

		541,024

Security Description	Shares	Value (Note 2)
Cosmetics & Toiletries — 1.3%
Colgate-Palmolive Co.	7,934	$513,171
Coty, Inc., Class A	9,587	74,395
Estee Lauder Cos., Inc., Class A	1,497	204,221
Procter & Gamble Co.	23,320	2,249,680

		3,041,467

Cruise Lines — 0.5%
Carnival Corp.	8,518	490,467
Norwegian Cruise Line Holdings, Ltd.†	4,680	240,692
Royal Caribbean Cruises, Ltd.	3,646	437,702

		1,168,861

Data Processing/Management — 0.1%
Jack Henry & Associates, Inc.	855	114,185
Paychex, Inc.	2,583	182,877

		297,062

Dental Supplies & Equipment — 0.2%
Align Technology, Inc.†	759	188,953
DENTSPLY SIRONA, Inc.	4,734	198,591

		387,544

Diagnostic Equipment — 0.3%
Danaher Corp.	5,773	640,341

Distribution/Wholesale — 0.1%
Copart, Inc.†	1,402	70,983
LKQ Corp.†	6,769	177,483

		248,466

Diversified Banking Institutions — 8.0%
Bank of America Corp.	194,165	5,527,877
Citigroup, Inc.	51,952	3,348,826
Goldman Sachs Group, Inc.	7,359	1,457,156
JPMorgan Chase & Co.	70,742	7,321,797
Morgan Stanley	27,811	1,176,405

		18,832,061

Diversified Manufacturing Operations — 2.1%
3M Co.	6,070	1,215,821
A.O. Smith Corp.	3,061	146,499
Eaton Corp. PLC	4,794	365,543
General Electric Co.	185,036	1,879,966
Illinois Tool Works, Inc.	3,896	534,960
Parker-Hannifin Corp.	2,815	463,940
Textron, Inc.	5,169	275,146

		4,881,875

E-Commerce/Products — 0.2%
eBay, Inc.†	11,937	401,680

E-Commerce/Services — 0.5%
Booking Holdings, Inc.†	513	940,232
Expedia Group, Inc.	958	114,241
TripAdvisor, Inc.†	719	41,256

		1,095,729

Electric Products-Misc. — 0.4%
Emerson Electric Co.	13,320	872,060

Electric-Distribution — 0.4%
CenterPoint Energy, Inc.	10,662	329,669
Sempra Energy	5,822	681,057

		1,010,726

262

SunAmerica Series Trust SA Large Cap Value Index Portfolio#

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Shares	Value (Note 2)
COMMON STOCKS (continued)
Electric-Integrated — 4.0%
AES Corp.	14,089	$230,919
Alliant Energy Corp.	2,158	95,966
American Electric Power Co., Inc.	10,490	829,969
CMS Energy Corp.	2,652	138,275
Consolidated Edison, Inc.	6,626	514,509
Dominion Energy, Inc.	8,477	595,424
DTE Energy Co.	3,870	455,692
Duke Energy Corp.	15,165	1,331,184
Edison International	6,931	394,859
Entergy Corp.	3,853	343,649
Evergy, Inc.	5,605	321,279
Eversource Energy	3,034	210,590
Exelon Corp.	20,571	982,471
FirstEnergy Corp.	10,336	405,171
PPL Corp.	15,321	479,854
Public Service Enterprise Group, Inc.	10,753	586,576
Southern Co.	21,888	1,063,757
WEC Energy Group, Inc.	3,490	254,875
Xcel Energy, Inc.	6,014	314,893

		9,549,912

Electronic Components-Misc. — 0.3%
Corning, Inc.	17,027	566,318
Garmin, Ltd.	977	67,589

		633,907

Electronic Components-Semiconductors — 1.9%
Intel Corp.	32,040	1,509,725
IPG Photonics Corp.†	761	101,213
Microchip Technology, Inc.	2,465	198,112
Micron Technology, Inc.†	23,828	910,706
NVIDIA Corp.	6,099	876,731
Qorvo, Inc.†	2,657	173,662
Skyworks Solutions, Inc.	1,473	107,588
Texas Instruments, Inc.	6,947	699,424

		4,577,161

Electronic Connectors — 0.4%
Amphenol Corp., Class A	3,974	349,394
TE Connectivity, Ltd.	7,297	590,692

		940,086

Electronic Measurement Instruments — 0.4%
Agilent Technologies, Inc.	3,187	242,371
FLIR Systems, Inc.	2,943	143,854
Fortive Corp.	6,252	468,838

		855,063

Electronic Security Devices — 0.0%
Allegion PLC	991	85,087

Engineering/R&D Services — 0.1%
Fluor Corp.	2,992	109,418
Jacobs Engineering Group, Inc.	2,543	164,786

		274,204

Engines-Internal Combustion — 0.2%
Cummins, Inc.	3,142	462,220

Enterprise Software/Service — 0.6%
Oracle Corp.	27,103	1,361,384

Entertainment Software — 0.4%
Activision Blizzard, Inc.	16,233	766,847
Electronic Arts, Inc.†	3,342	308,266

		1,075,113

Security Description	Shares	Value (Note 2)
Finance-Consumer Loans — 0.2%
Synchrony Financial	14,067	$422,573

Finance-Credit Card — 0.8%
American Express Co.	7,451	765,218
Capital One Financial Corp.	10,076	812,025
Discover Financial Services	2,501	168,792
Western Union Co.	5,464	99,718

		1,845,753

Finance-Investment Banker/Broker — 0.3%
Charles Schwab Corp.	12,273	574,008
E*TRADE Financial Corp.	2,217	103,445
Jefferies Financial Group, Inc.	5,979	124,423

		801,876

Finance-Other Services — 0.6%
CME Group, Inc.	7,611	1,387,333
Nasdaq, Inc.	732	64,445

		1,451,778

Food-Confectionery — 0.2%
Hershey Co.	1,163	123,394
J.M. Smucker Co.	2,420	253,810

		377,204

Food-Meat Products — 0.2%
Tyson Foods, Inc., Class A	6,278	388,734

Food-Misc./Diversified — 1.3%
Campbell Soup Co.	4,098	145,192
Conagra Brands, Inc.	10,331	223,563
General Mills, Inc.	12,684	563,677
Kraft Heinz Co.	13,230	635,834
Mondelez International, Inc., Class A	30,928	1,430,729

		2,998,995

Food-Retail — 0.2%
Kroger Co.	16,976	480,930

Food-Wholesale/Distribution — 0.1%
Sysco Corp.	3,764	240,331

Gas-Distribution — 0.1%
NiSource, Inc.	7,728	210,820

Gold Mining — 0.2%
Newmont Mining Corp.	11,331	386,500

Home Decoration Products — 0.0%
Newell Brands, Inc.	4,385	93,006

Home Furnishings — 0.0%
Leggett & Platt, Inc.	2,774	113,623

Hotels/Motels — 0.2%
Marriott International, Inc., Class A	3,614	413,911

Human Resources — 0.0%
Robert Half International, Inc.	1,395	89,880

Industrial Automated/Robotic — 0.1%
Rockwell Automation, Inc.	1,284	217,664

Industrial Gases — 0.3%
Linde PLC	3,868	630,523

Instruments-Controls — 0.5%
Honeywell International, Inc.	7,874	1,130,942
Mettler-Toledo International, Inc.†	192	122,527

		1,253,469

263

SunAmerica Series Trust SA Large Cap Value Index Portfolio#

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Shares	Value (Note 2)
COMMON STOCKS (continued)
Instruments-Scientific — 0.1%
PerkinElmer, Inc.	1,136	$102,808
Waters Corp.†	645	149,137

		251,945

Insurance Brokers — 0.5%
Aon PLC	1,896	296,212
Arthur J. Gallagher & Co.	1,289	96,301
Marsh & McLennan Cos., Inc.	3,965	349,673
Willis Towers Watson PLC	2,764	449,952

		1,192,138

Insurance-Life/Health — 1.0%
Aflac, Inc.	16,195	772,501
Brighthouse Financial, Inc.†	2,523	94,209
Lincoln National Corp.	4,544	265,779
Principal Financial Group, Inc.	5,600	280,392
Prudential Financial, Inc.	8,786	809,542
Torchmark Corp.	1,201	100,596
Unum Group	4,653	161,738

		2,484,757

Insurance-Multi-line — 1.9%
Allstate Corp.	7,327	643,823
American International Group, Inc.(1)	18,819	813,545
Assurant, Inc.	1,109	106,897
Chubb, Ltd.	9,803	1,304,289
Cincinnati Financial Corp.	1,674	135,795
Hartford Financial Services Group, Inc.	7,631	358,047
Loews Corp.	5,882	281,748
MetLife, Inc.	20,993	958,750

		4,602,894

Insurance-Property/Casualty — 2.3%
Berkshire Hathaway, Inc., Class B†	21,520	4,423,221
Progressive Corp.	5,830	392,300
Travelers Cos., Inc.	5,635	707,418

		5,522,939

Insurance-Reinsurance — 0.1%
Everest Re Group, Ltd.	865	189,478

Internet Security — 0.1%
Symantec Corp.	13,591	285,683

Investment Management/Advisor Services — 0.9%
Affiliated Managers Group, Inc.	1,121	117,649
Ameriprise Financial, Inc.	1,364	172,682
BlackRock, Inc.	2,583	1,072,152
Franklin Resources, Inc.	6,331	187,461
Invesco, Ltd.	8,750	159,425
Raymond James Financial, Inc.	2,743	220,811
T. Rowe Price Group, Inc.	2,560	239,258

		2,169,438

Machinery-Construction & Mining — 0.7%
Caterpillar, Inc.	12,553	1,671,557

Machinery-Farming — 0.5%
Deere & Co.	6,843	1,122,252

Machinery-Material Handling — 0.1%
Dover Corp.	3,113	273,415

Machinery-Pumps — 0.0%
Flowserve Corp.	1,308	57,604

Security Description	Shares	Value (Note 2)
Medical Labs & Testing Services — 0.3%
IQVIA Holdings, Inc.†	910	$117,399
Laboratory Corp. of America Holdings†	2,146	299,045
Quest Diagnostics, Inc.	2,895	252,878

		669,322

Medical Products — 0.8%
Baxter International, Inc.	6,001	435,012
Becton Dickinson and Co.	2,111	526,610
Cooper Cos., Inc.	596	166,141
Henry Schein, Inc.†	1,784	138,617
Hologic, Inc.†	2,579	114,508
Stryker Corp.	2,709	481,037

		1,861,925

Medical-Biomedical/Gene — 1.9%
Amgen, Inc.	4,609	862,390
Biogen, Inc.†	1,972	658,214
Celgene Corp.†	7,884	697,419
Gilead Sciences, Inc.	27,519	1,926,605
Incyte Corp.†	1,954	157,473
Regeneron Pharmaceuticals, Inc.†	677	290,616

		4,592,717

Medical-Drugs — 2.8%
AbbVie, Inc.	15,360	1,233,255
Allergan PLC	6,745	971,145
Bristol-Myers Squibb Co.	17,014	839,981
Johnson & Johnson	23,392	3,113,007
Nektar Therapeutics†	3,682	155,896
Zoetis, Inc.	4,599	396,250

		6,709,534

Medical-Generic Drugs — 0.2%
Mylan NV†	10,969	328,521
Perrigo Co. PLC	2,659	123,511

		452,032

Medical-HMO — 3.3%
Anthem, Inc.	5,502	1,667,106
Centene Corp.†	4,369	570,461
UnitedHealth Group, Inc.	20,466	5,529,913

		7,767,480

Medical-Hospitals — 0.0%
Universal Health Services, Inc., Class B	780	103,373

Medical-Wholesale Drug Distribution — 0.5%
AmerisourceBergen Corp.	3,336	278,122
Cardinal Health, Inc.	6,338	316,710
McKesson Corp.	4,156	533,007

		1,127,839

Metal-Copper — 0.1%
Freeport-McMoRan, Inc.	16,954	197,345

Motorcycle/Motor Scooter — 0.1%
Harley-Davidson, Inc.	3,464	127,683

Multimedia — 1.1%
Twenty-First Century Fox, Inc., Class A	12,142	598,722
Twenty-First Century Fox, Inc., Class B	5,596	274,540
Viacom, Inc., Class B	7,519	221,209
Walt Disney Co.	13,934	1,553,919

		2,648,390

264

SunAmerica Series Trust SA Large Cap Value Index Portfolio#

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Shares	Value (Note 2)
COMMON STOCKS (continued)
Non-Hazardous Waste Disposal — 0.1%
Republic Services, Inc.	2,637	$202,284

Office Automation & Equipment — 0.1%
Xerox Corp.	4,410	124,406

Office Supplies & Forms — 0.0%
Avery Dennison Corp.	1,015	106,017

Oil & Gas Drilling — 0.1%
Helmerich & Payne, Inc.	2,320	129,897

Oil Companies-Exploration & Production — 1.1%
Cabot Oil & Gas Corp.	2,843	70,933
Cimarex Energy Co.	895	67,429
Concho Resources, Inc.†	1,917	229,733
EOG Resources, Inc.	12,336	1,223,731
Hess Corp.	2,382	128,628
Newfield Exploration Co.†	2,302	42,081
Noble Energy, Inc.	10,207	228,025
Pioneer Natural Resources Co.	3,626	516,052

		2,506,612

Oil Companies-Integrated — 3.2%
Chevron Corp.	40,648	4,660,293
Exxon Mobil Corp.	39,629	2,904,013

		7,564,306

Oil Field Machinery & Equipment — 0.1%
National Oilwell Varco, Inc.	8,155	240,409

Oil Refining & Marketing — 1.1%
Marathon Petroleum Corp.	14,697	973,823
Phillips 66	9,025	861,075
Valero Energy Corp.	9,026	792,664

		2,627,562

Oil-Field Services — 1.0%
Baker Hughes a GE Co., LLC	10,921	257,408
Halliburton Co.	18,636	584,425
Schlumberger, Ltd.	29,459	1,302,382
TechnipFMC PLC	9,051	207,811

		2,352,026

Paper & Related Products — 0.2%
International Paper Co.	8,616	408,657

Pharmacy Services — 1.1%
Cigna Corp.	3,482	695,738
CVS Health Corp.	27,510	1,803,281

		2,499,019

Pipelines — 0.7%
Kinder Morgan, Inc.	40,377	730,824
ONEOK, Inc.	3,763	241,622
Williams Cos., Inc.	25,752	693,501

		1,665,947

Publishing-Newspapers — 0.1%
News Corp., Class A	8,195	105,142
News Corp., Class B	2,633	34,045

		139,187

Real Estate Investment Trusts — 2.6%
Alexandria Real Estate Equities, Inc.	2,287	301,221
AvalonBay Communities, Inc.	941	181,538
Boston Properties, Inc.	1,544	203,607
Crown Castle International Corp.	5,207	609,531

Security Description	Shares	Value (Note 2)
Real Estate Investment Trusts (continued)
Digital Realty Trust, Inc.	1,931	$209,205
Duke Realty Corp.	2,515	73,539
Equinix, Inc.	684	269,496
Equity Residential	2,508	181,980
Essex Property Trust, Inc.	365	98,988
Extra Space Storage, Inc.	915	90,228
Federal Realty Investment Trust	817	108,310
Host Hotels & Resorts, Inc.	8,367	151,108
Iron Mountain, Inc.	6,089	226,511
Kimco Realty Corp.	8,964	152,478
Macerich Co.	2,250	103,860
Mid-America Apartment Communities, Inc.	1,066	107,964
Prologis, Inc.	13,392	926,191
Realty Income Corp.	1,695	116,430
Regency Centers Corp.	1,983	128,895
SBA Communications Corp.†	1,012	184,720
Simon Property Group, Inc.	2,171	395,382
SL Green Realty Corp.	1,814	167,668
UDR, Inc.	2,638	115,412
Ventas, Inc.	7,583	489,028
Vornado Realty Trust	1,805	126,188
Weyerhaeuser Co.	15,938	418,213

		6,137,691

Real Estate Management/Services — 0.1%
CBRE Group, Inc., Class A†	6,744	308,538

Rental Auto/Equipment — 0.0%
United Rentals, Inc.†	811	101,586

Retail-Apparel/Shoe — 0.3%
Foot Locker, Inc.	1,247	69,695
Gap, Inc.	4,544	115,599
L Brands, Inc.	4,858	135,247
Ross Stores, Inc.	3,415	314,590
Tapestry, Inc.	2,034	78,736

		713,867

Retail-Auto Parts — 0.2%
Advance Auto Parts, Inc.	543	86,446
Genuine Parts Co.	3,122	311,638

		398,084

Retail-Automobile — 0.1%
CarMax, Inc.†	2,043	120,088

Retail-Building Products — 1.4%
Home Depot, Inc.	12,975	2,381,302
Lowe’s Cos., Inc.	9,224	886,980

	3,268,282

Retail-Consumer Electronics — 0.1%
Best Buy Co., Inc.	4,980	295,015

Retail-Discount — 2.6%
Costco Wholesale Corp.	9,322	2,000,781
Dollar Tree, Inc.†	5,062	490,153
Target Corp.	11,101	810,373
Walmart, Inc.	30,284	2,902,116

	6,203,423

Retail-Drug Store — 0.5%
Walgreens Boots Alliance, Inc.	17,102	1,235,791

Retail-Jewelry — 0.0%
Tiffany & Co.	1,269	112,598

265

SunAmerica Series Trust SA Large Cap Value Index Portfolio#

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Shares	Value (Note 2)
COMMON STOCKS (continued)
Retail-Major Department Stores — 0.0%
Nordstrom, Inc.	1,234	$57,270

Retail-Regional Department Stores — 0.1%
Kohl’s Corp.	3,513	241,308
Macy’s, Inc.	3,794	99,782

	341,090

Retail-Restaurants — 0.4%
Darden Restaurants, Inc.	792	83,105
Starbucks Corp.	12,932	881,186

	964,291

Rubber-Tires — 0.0%
Goodyear Tire & Rubber Co.	4,957	105,039

Savings & Loans/Thrifts — 0.1%
People’s United Financial, Inc.	8,030	131,531

Semiconductor Components-Integrated Circuits — 0.5%
Analog Devices, Inc.	3,622	358,071
Maxim Integrated Products, Inc.	2,358	127,969
QUALCOMM, Inc.	12,378	612,958

	1,098,998

Semiconductor Equipment — 0.6%
Applied Materials, Inc.	20,911	817,202
KLA-Tencor Corp.	1,465	156,125
Lam Research Corp.	3,301	559,784

	1,533,111

Shipbuilding — 0.1%
Huntington Ingalls Industries, Inc.	914	188,695

Steel-Producers — 0.2%
Nucor Corp.	6,678	408,961

Telecommunication Equipment — 0.1%
Juniper Networks, Inc.	7,343	190,477

Telephone-Integrated — 2.1%
AT&T, Inc.	154,826	4,654,069
CenturyLink, Inc.	20,230	309,924

	4,963,993

Television — 0.1%
CBS Corp., Class B	7,163	354,282

Textile-Home Furnishings — 0.1%
Mohawk Industries, Inc.†	1,342	172,836

Tobacco — 1.4%
Altria Group, Inc.	39,973	1,972,667
Philip Morris International, Inc.	16,204	1,243,171

	3,215,838

Tools-Hand Held — 0.3%
Snap-on, Inc.	1,185	196,698
Stanley Black & Decker, Inc.	3,214	406,378

	603,076

Toys — 0.1%
Hasbro, Inc.	1,065	96,446
Mattel, Inc.†	3,745	44,341

	140,787

Security Description	Shares/ Principal Amount	Value (Note 2)
Transport-Rail — 0.2%
Kansas City Southern	1,212	$128,169
Norfolk Southern Corp.	1,796	301,261

	429,430

Transport-Services — 0.6%
C.H. Robinson Worldwide, Inc.	2,925	253,802
FedEx Corp.	2,837	503,766
United Parcel Service, Inc., Class B	7,395	779,433

	1,537,001

Transport-Truck — 0.0%
JB Hunt Transport Services, Inc.	613	65,616

Water — 0.1%
American Water Works Co., Inc.	1,422	136,043

Water Treatment Systems — 0.1%
Pentair PLC	3,398	139,964

Total Common Stocks (cost $228,984,565)		230,039,933

EXCHANGE-TRADED FUNDS — 2.5%
iShares S&P 500 Value ETF (cost $5,659,957)	53,260	5,846,883

Total Long-Term Investment Securities (cost $234,644,522)		235,886,816

SHORT-TERM INVESTMENT SECURITIES — 0.0%
U.S. Government Treasuries — 0.0%
United States Treasury Bills 2.25% due 02/07/2019(2) (cost $99,963)	$100,000	99,963

TOTAL INVESTMENTS (cost $234,744,485)(3)	99.8%	235,986,779
Other assets less liabilities	0.2	393,294

NET ASSETS	100.0%	$236,380,073

†	Non-income producing security
#	See Note 1
(1)	Security represents an investment in an affiliated company (see Note 8)
(2)	The security or a portion thereof was pledged as collateral to cover margin requirements for open futures contracts.
(3)	See Note 3 for cost of investments on a tax basis.
ETF	— Exchange-Traded Funds

266

SunAmerica Series Trust SA Large Cap Value Index Portfolio#

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Futures Contracts

Number of Contracts	Type	Description	Expiration Month	Notional Basis*	Notional Value*	Unrealized Appreciation (Depreciation)

4	Long	S&P 500 E-Mini Index	March 2019	$521,058	$540,900	$19,842

*	Notional basis refers to the contractual amount agreed upon at inception of the open contract; notional value represents the current value of the open contract.

The following is a summary of the inputs used to value the Portfolio’s net assets as of January 31, 2019 (see Note 2):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ASSETS:
Investments at Value:*
Common Stocks	$230,039,933	$—	$—	$230,039,933
Exchange-Traded Funds	5,846,883	—	—	5,846,883
Short-Term Investment Securities	—	99,963	—	99,963

Total Investments at Value	$235,886,816	$99,963	$—	$235,986,779

Other Financial Instruments:+
Futures Contracts	$19,842	$—	$—	$19,842

*	For a detailed presentation of investments, please refer to the Portfolio of Investments.
+	Other financial instruments are derivative instruments, not reflected in the Portfolio of Investments, such as futures, forward, swap and written option contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

See Notes to Financial Statements

267

SunAmerica Series Trust SA Legg Mason BW Large Cap Value Portfolio

PORTFOLIO PROFILE — January 31, 2019 — (unaudited)

Industry Allocation*

Diversified Banking Institutions	10.6%
Medical-Drugs	8.7
Banks-Super Regional	5.5
Oil Companies-Integrated	5.4
Medical-Biomedical/Gene	3.8
Computers	3.6
Electronic Components-Semiconductors	3.3
Telephone-Integrated	2.6
Networking Products	2.6
Electric-Integrated	2.6
Insurance-Multi-line	2.5
Enterprise Software/Service	2.3
Oil Companies-Exploration & Production	2.1
Multimedia	2.0
Tobacco	2.0
Finance-Credit Card	2.0
Banks-Commercial	1.8
Insurance-Property/Casualty	1.8
Cable/Satellite TV	1.6
Aerospace/Defense	1.6
Exchange-Traded Funds	1.5
Insurance-Life/Health	1.5
Food-Misc./Diversified	1.5
Computer Services	1.5
Airlines	1.3
Instruments-Controls	1.2
Chemicals-Diversified	1.1
Diversified Manufacturing Operations	1.1
Investment Management/Advisor Services	1.1
Oil Refining & Marketing	1.1
Auto-Cars/Light Trucks	0.9
Transport-Services	0.9
Banks-Fiduciary	0.8
Machinery-Construction & Mining	0.8
Cruise Lines	0.8
Retail-Drug Store	0.7
Medical-Hospitals	0.6
Auto/Truck Parts & Equipment-Original	0.6
Electronic Components-Misc.	0.5
Registered Investment Companies	0.5
Retail-Discount	0.5
Medical-Wholesale Drug Distribution	0.4
Finance-Investment Banker/Broker	0.4
Machinery-Farming	0.4
Retail-Auto Parts	0.4
Steel-Producers	0.4
Pipelines	0.4
Agricultural Operations	0.4
Building-Residential/Commercial	0.3
Medical Labs & Testing Services	0.3
Tools-Hand Held	0.3
Finance-Auto Loans	0.3
Semiconductor Equipment	0.3
Auto-Heavy Duty Trucks	0.3
Advertising Agencies	0.3
Building Products-Air & Heating	0.3
Insurance-Reinsurance	0.2
Food-Retail	0.2
Engines-Internal Combustion	0.2
Paper & Related Products	0.2
Containers-Paper/Plastic	0.2

Finance-Consumer Loans	0.2%
Retail-Consumer Electronics	0.2
Consumer Products-Misc.	0.2
Retail-Regional Department Stores	0.2
Medical-Generic Drugs	0.2
Retail-Apparel/Shoe	0.2
Food-Meat Products	0.2
Gold Mining	0.2
Casino Hotels	0.2
Television	0.2
Retail-Building Products	0.1
E-Services/Consulting	0.1
Apparel Manufacturers	0.1
Food-Confectionery	0.1
Finance-Other Services	0.1
Oil Field Machinery & Equipment	0.1
Machinery-Material Handling	0.1
Retail-Automobile	0.1
Brewery	0.1
Dialysis Centers	0.1
Real Estate Management/Services	0.1
Transport-Rail	0.1
Recreational Vehicles	0.1
Building Products-Wood	0.1
Retail-Major Department Stores	0.1
Shipbuilding	0.1
Telecommunication Equipment	0.1
Rental Auto/Equipment	0.1
Home Decoration Products	0.1
Appliances	0.1
Electronic Parts Distribution	0.1
Oil & Gas Drilling	0.1
Water Treatment Systems	0.1
Office Supplies & Forms	0.1
Power Converter/Supply Equipment	0.1
Chemicals-Specialty	0.1
Office Automation & Equipment	0.1
Home Furnishings	0.1
Motorcycle/Motor Scooter	0.1

100.0%

*	Calculated as a percentage of net assets

268

SunAmerica Series Trust SA Legg Mason BW Large Cap Value Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019

Security Description	Shares	Value (Note 2)
COMMON STOCKS — 98.0%
Advertising Agencies — 0.3%
Interpublic Group of Cos., Inc.	61,100	$1,390,025
Omnicom Group, Inc.	29,100	2,266,308

		3,656,333

Aerospace/Defense — 1.6%
General Dynamics Corp.	27,100	4,638,707
Lockheed Martin Corp.	36,900	10,689,561
Northrop Grumman Corp.	15,900	4,381,245
Spirit AeroSystems Holdings, Inc., Class A	18,200	1,517,880

		21,227,393

Agricultural Operations — 0.4%
Archer-Daniels-Midland Co.	89,000	3,996,100
Bunge, Ltd.	17,900	985,753

		4,981,853

Airlines — 1.3%
Alaska Air Group, Inc.	16,000	1,023,200
American Airlines Group, Inc.	59,700	2,135,469
Delta Air Lines, Inc.	112,600	5,565,818
JetBlue Airways Corp.†	45,700	822,143
Southwest Airlines Co.	93,600	5,312,736
United Continental Holdings, Inc.†	35,200	3,071,904

		17,931,270

Apparel Manufacturers — 0.1%
Carter’s, Inc.	6,700	555,430
Hanesbrands, Inc.	46,800	701,532
Ralph Lauren Corp.	6,100	708,454

		1,965,416

Appliances — 0.1%
Whirlpool Corp.	8,300	1,103,983

Auto-Cars/Light Trucks — 0.9%
Ford Motor Co.	440,200	3,873,760
General Motors Co.	225,700	8,806,814

		12,680,574

Auto-Heavy Duty Trucks — 0.3%
PACCAR, Inc.	56,000	3,669,120

Auto/Truck Parts & Equipment-Original — 0.6%
Allison Transmission Holdings, Inc.	22,300	1,085,341
Aptiv PLC	40,000	3,165,200
BorgWarner, Inc.	33,500	1,370,150
Lear Corp.	8,300	1,277,619
WABCO Holdings, Inc.†	6,800	776,764

		7,675,074

Banks-Commercial — 1.8%
BB&T Corp.	123,900	6,046,320
CIT Group, Inc.	20,800	960,752
Citizens Financial Group, Inc.	77,600	2,632,192
Commerce Bancshares, Inc.	15,150	905,970
Cullen/Frost Bankers, Inc.	10,000	972,800
East West Bancorp, Inc.	23,000	1,157,360
M&T Bank Corp.	23,900	3,932,506
Prosperity Bancshares, Inc.	10,900	775,426
Regions Financial Corp.	180,500	2,738,185
Signature Bank	7,200	916,632
Umpqua Holdings Corp.	27,000	477,360
Webster Financial Corp.	14,700	792,036

Security Description	Shares	Value (Note 2)
Banks-Commercial (continued)
Western Alliance Bancorp†	13,400	$593,352
Zions Bancorporation	31,400	1,494,326

		24,395,217

Banks-Fiduciary — 0.8%
Bank of New York Mellon Corp.	161,300	8,439,216
Northern Trust Corp.	30,700	2,715,722

		11,154,938

Banks-Super Regional — 5.5%
Comerica, Inc.	23,500	1,850,390
Fifth Third Bancorp	112,300	3,011,886
Huntington Bancshares, Inc.	170,600	2,258,744
KeyCorp	168,900	2,781,783
PNC Financial Services Group, Inc.	75,400	9,249,318
SunTrust Banks, Inc.	74,600	4,432,732
US Bancorp	263,000	13,455,080
Wells Fargo & Co.	778,800	38,091,108

		75,131,041

Brewery — 0.1%
Molson Coors Brewing Co., Class B	25,400	1,691,894

Building Products-Air & Heating — 0.3%
Johnson Controls International PLC	104,100	3,515,457

Building Products-Wood — 0.1%
Masco Corp.	39,600	1,283,436

Building-Residential/Commercial — 0.3%
D.R. Horton, Inc.	48,000	1,845,600
NVR, Inc.†	490	1,303,400
PulteGroup, Inc.	36,400	1,012,284
Toll Brothers, Inc.	13,500	498,690

		4,659,974

Cable/Satellite TV — 1.6%
Comcast Corp., Class A	578,265	21,147,151
DISH Network Corp., Class A†	29,700	910,899

		22,058,050

Casino Hotels — 0.2%
Las Vegas Sands Corp.	37,500	2,188,500

Chemicals-Diversified — 1.1%
Celanese Corp.	21,600	2,068,416
Eastman Chemical Co.	22,700	1,830,074
FMC Corp.	17,500	1,396,500
LyondellBasell Industries NV, Class A	70,000	6,087,900
PPG Industries, Inc.	39,800	4,196,512

		15,579,402

Chemicals-Specialty — 0.1%
Albemarle Corp.	9,700	783,081

Commercial Services — 0.0%
Quanta Services, Inc.	18,900	667,926

Commercial Services-Finance — 0.0%
H&R Block, Inc.	26,700	629,853

Computer Services — 1.5%
International Business Machines Corp.	147,400	19,813,508

Computers — 3.6%
Apple, Inc.	238,300	39,662,652
Hewlett Packard Enterprise Co.	192,500	3,001,075

269

SunAmerica Series Trust SA Legg Mason BW Large Cap Value Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Shares	Value (Note 2)
COMMON STOCKS (continued)
Computers (continued)
HP, Inc.	261,900	$5,769,657

		48,433,384

Consumer Products-Misc. — 0.2%
Kimberly-Clark Corp.	23,900	2,661,982

Containers-Paper/Plastic — 0.2%
Packaging Corp. of America	13,400	1,263,888
Sealed Air Corp.	17,700	699,150
Sonoco Products Co.	15,000	863,700

		2,826,738

Cruise Lines — 0.8%
Carnival Corp.	85,100	4,900,058
Norwegian Cruise Line Holdings, Ltd.†	34,200	1,758,906
Royal Caribbean Cruises, Ltd.	34,000	4,081,700

		10,740,664

Dialysis Centers — 0.1%
DaVita, Inc.†	29,100	1,633,383

Diversified Banking Institutions — 10.6%
Bank of America Corp.	1,255,400	35,741,238
Citigroup, Inc.	411,900	26,551,074
Goldman Sachs Group, Inc.	60,400	11,959,804
JPMorgan Chase & Co.	552,500	57,183,750
Morgan Stanley	287,800	12,173,940

		143,609,806

Diversified Manufacturing Operations — 1.1%
Carlisle Cos., Inc.	9,800	1,055,754
Crane Co.	6,700	554,492
Eaton Corp. PLC	70,200	5,352,750
Ingersoll-Rand PLC	39,800	3,981,592
Parker-Hannifin Corp.	17,200	2,834,732
Textron, Inc.	31,500	1,676,745

		15,456,065

E-Services/Consulting — 0.1%
CDW Corp.	23,700	1,973,499

Electric-Integrated — 2.6%
AES Corp.	85,400	1,399,706
Ameren Corp.	38,600	2,676,524
American Electric Power Co., Inc.	73,600	5,823,232
DTE Energy Co.	26,800	3,155,700
Duke Energy Corp.	89,200	7,829,976
Eversource Energy	47,500	3,296,975
OGE Energy Corp.	25,400	1,040,130
Pinnacle West Capital Corp.	16,700	1,471,604
Public Service Enterprise Group, Inc.	80,400	4,385,820
WEC Energy Group, Inc.	50,200	3,666,106

		34,745,773

Electronic Components-Misc. — 0.5%
Corning, Inc.	181,800	6,046,668
Gentex Corp.	43,700	925,566

		6,972,234

Electronic Components-Semiconductors — 3.3%
Intel Corp.	745,200	35,113,824
ON Semiconductor Corp.†	54,600	1,094,184
Qorvo, Inc.†	19,000	1,241,840

Security Description	Shares	Value (Note 2)
Electronic Components-Semiconductors (continued)
Texas Instruments, Inc.	67,000	$6,745,560

		44,195,408

Electronic Parts Distribution — 0.1%
Arrow Electronics, Inc.†	13,900	1,055,705

Engineering/R&D Services — 0.0%
AECOM†	17,600	538,736

Engines-Internal Combustion — 0.2%
Cummins, Inc.	20,800	3,059,888

Enterprise Software/Service — 2.3%
Oracle Corp.	615,600	30,921,588

Finance-Auto Loans — 0.3%
Ally Financial, Inc.	69,100	1,800,746
Credit Acceptance Corp.†	2,400	955,248
Santander Consumer USA Holdings, Inc.	57,200	1,090,232

		3,846,226

Finance-Consumer Loans — 0.2%
Synchrony Financial	93,300	2,802,732

Finance-Credit Card — 2.0%
Alliance Data Systems Corp.	8,800	1,562,792
American Express Co.	138,200	14,193,140
Capital One Financial Corp.	72,200	5,818,598
Discover Financial Services	60,300	4,069,647
Western Union Co.	73,200	1,335,900

		26,980,077

Finance-Investment Banker/Broker — 0.4%
E*TRADE Financial Corp.	41,100	1,917,726
Jefferies Financial Group, Inc.	56,700	1,179,927
TD Ameritrade Holding Corp.	51,400	2,875,830

		5,973,483

Finance-Other Services — 0.1%
Nasdaq, Inc.	20,600	1,813,624

Food-Confectionery — 0.1%
J.M. Smucker Co.	18,100	1,898,328

Food-Meat Products — 0.2%
Tyson Foods, Inc., Class A	38,300	2,371,536

Food-Misc./Diversified — 1.5%
Campbell Soup Co.	39,100	1,385,313
Kellogg Co.	44,100	2,602,341
Kraft Heinz Co.	150,605	7,238,076
Mondelez International, Inc., Class A	187,500	8,673,750

		19,899,480

Food-Retail — 0.2%
Kroger Co.	114,000	3,229,620

Food-Wholesale/Distribution — 0.0%
US Foods Holding Corp.†	14,900	502,428

Gold Mining — 0.2%
Newmont Mining Corp.	67,900	2,316,069

Home Decoration Products — 0.1%
Newell Brands, Inc.	52,700	1,117,767

Home Furnishings — 0.1%
Leggett & Platt, Inc.	16,900	692,224

270

SunAmerica Series Trust SA Legg Mason BW Large Cap Value Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Shares	Value (Note 2)
COMMON STOCKS (continued)
Hotels/Motels — 0.0%
Hyatt Hotels Corp., Class A	5,800	$405,478

Instruments-Controls — 1.2%
Honeywell International, Inc.	114,100	16,388,183

Insurance-Life/Health — 1.5%
Aflac, Inc.	124,100	5,919,570
Athene Holding, Ltd., Class A†	18,600	797,940
Lincoln National Corp.	34,700	2,029,603
Principal Financial Group, Inc.	30,715	1,537,900
Prudential Financial, Inc.	67,200	6,191,808
Torchmark Corp.	44,600	3,735,696

		20,212,517

Insurance-Multi-line — 2.5%
Allstate Corp.	57,600	5,061,312
American Financial Group, Inc.	27,400	2,613,686
Chubb, Ltd.	73,900	9,832,395
Cincinnati Financial Corp.	26,200	2,125,344
Hartford Financial Services Group, Inc.	56,800	2,665,056
Loews Corp.	52,300	2,505,170
MetLife, Inc.	167,500	7,649,725
Voya Financial, Inc.	27,900	1,295,397

		33,748,085

Insurance-Property/Casualty — 1.8%
Alleghany Corp.	2,400	1,515,744
Fidelity National Financial, Inc.	37,200	1,345,152
Markel Corp.†	2,230	2,349,327
Progressive Corp.	75,800	5,100,582
Travelers Cos., Inc.	95,600	12,001,624
WR Berkley Corp.	19,300	1,483,977

		23,796,406

Insurance-Reinsurance — 0.2%
Everest Re Group, Ltd.	5,300	1,160,965
Reinsurance Group of America, Inc.	10,500	1,516,725
RenaissanceRe Holdings, Ltd.	4,900	676,347

		3,354,037

Investment Management/Advisor Services — 1.1%
Ameriprise Financial, Inc.	25,200	3,190,320
BlackRock, Inc.	10,600	4,399,848
Franklin Resources, Inc.	66,600	1,972,026
LPL Financial Holdings, Inc.	9,800	689,626
Raymond James Financial, Inc.	19,300	1,553,650
T. Rowe Price Group, Inc.	36,100	3,373,906

		15,179,376

Lighting Products & Systems — 0.0%
Acuity Brands, Inc.	4,500	544,095

Machinery-Construction & Mining — 0.8%
Caterpillar, Inc.	76,600	10,200,056
Oshkosh Corp.	9,300	697,965

		10,898,021

Machinery-Farming — 0.4%
Deere & Co.	36,200	5,936,800

Machinery-Material Handling — 0.1%
Dover Corp.	19,700	1,730,251

Security Description	Shares	Value (Note 2)
Medical Labs & Testing Services — 0.3%
Laboratory Corp. of America Holdings†	16,200	$2,257,470
Quest Diagnostics, Inc.	19,900	1,738,265

		3,995,735

Medical-Biomedical/Gene — 3.8%
Amgen, Inc.	106,800	19,983,348
Biogen, Inc.†	33,700	11,248,386
Celgene Corp.†	63,900	5,652,594
Gilead Sciences, Inc.	208,000	14,562,080
United Therapeutics Corp.†	2,100	242,193

		51,688,601

Medical-Drugs — 8.7%
AbbVie, Inc.	201,800	16,202,522
Bristol-Myers Squibb Co.	200,200	9,883,874
Johnson & Johnson	200,000	26,616,000
Merck & Co., Inc.	342,100	25,462,503
Pfizer, Inc.	947,800	40,234,110

		118,399,009

Medical-Generic Drugs — 0.2%
Mylan NV†	85,400	2,557,730

Medical-Hospitals — 0.6%
HCA Healthcare, Inc.	55,700	7,766,251

Medical-Wholesale Drug Distribution — 0.4%
AmerisourceBergen Corp.	27,400	2,284,338
McKesson Corp.	29,700	3,809,025

		6,093,363

Motorcycle/Motor Scooter — 0.1%
Harley-Davidson, Inc.	18,400	678,224

Multimedia — 2.0%
Viacom, Inc., Class B	45,900	1,350,378
Walt Disney Co.	234,100	26,106,832

		27,457,210

Networking Products — 2.6%
Cisco Systems, Inc.	748,100	35,377,649

Office Automation & Equipment — 0.1%
Xerox Corp.	26,900	758,849

Office Supplies & Forms — 0.1%
Avery Dennison Corp.	7,900	825,155

Oil & Gas Drilling — 0.1%
Helmerich & Payne, Inc.	17,300	968,627

Oil Companies-Exploration & Production — 2.1%
Apache Corp.	42,800	1,404,696
ConocoPhillips	185,100	12,529,419
Continental Resources, Inc.†	12,880	594,670
Devon Energy Corp.	63,100	1,681,615
Hess Corp.	50,100	2,705,400
Marathon Oil Corp.	135,300	2,136,387
Noble Energy, Inc.	17,135	382,796
Occidental Petroleum Corp.	98,000	6,544,440

		27,979,423

Oil Companies-Integrated — 5.4%
Chevron Corp.	283,300	32,480,345
Exxon Mobil Corp.	549,700	40,282,016
Murphy Oil Corp.	22,300	609,905

		73,372,266

271

SunAmerica Series Trust SA Legg Mason BW Large Cap Value Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Shares	Value (Note 2)
COMMON STOCKS (continued)
Oil Field Machinery & Equipment — 0.1%
National Oilwell Varco, Inc.	60,500	$1,783,540

Oil Refining & Marketing — 1.1%
HollyFrontier Corp.	25,800	1,453,572
Phillips 66	77,100	7,356,111
Valero Energy Corp.	66,900	5,875,158

		14,684,841

Paper & Related Products — 0.2%
International Paper Co.	61,900	2,935,917

Pipelines — 0.4%
Kinder Morgan, Inc.	286,500	5,185,650

Power Converter/Supply Equipment — 0.1%
Hubbell, Inc.	7,200	787,176

Real Estate Management/Services — 0.1%
CBRE Group, Inc., Class A†	8,300	379,725
Jones Lang LaSalle, Inc.	7,200	1,032,552

		1,412,277

Real Estate Operations & Development — 0.0%
Howard Hughes Corp.†	2,000	222,080

Recreational Vehicles — 0.1%
Brunswick Corp.	13,900	699,448
Polaris Industries, Inc.	7,000	587,160

		1,286,608

Rental Auto/Equipment — 0.1%
AMERCO	3,100	1,124,246

Retail-Apparel/Shoe — 0.2%
Foot Locker, Inc.	14,500	810,405
Gap, Inc.	61,900	1,574,736

		2,385,141

Retail-Auto Parts — 0.4%
AutoZone, Inc.†	4,300	3,643,562
Genuine Parts Co.	18,700	1,866,634

		5,510,196

Retail-Automobile — 0.1%
CarMax, Inc.†	28,800	1,692,864

Retail-Building Products — 0.1%
Lowe’s Cos., Inc.	21,030	2,022,245

Retail-Consumer Electronics — 0.2%
Best Buy Co., Inc.	46,500	2,754,660

Retail-Discount — 0.5%
Target Corp.	86,600	6,321,800

Retail-Drug Store — 0.7%
Walgreens Boots Alliance, Inc.	122,500	8,851,850

Retail-Mail Order — 0.0%
Williams-Sonoma, Inc.	3,900	212,277

Retail-Major Department Stores — 0.1%
Nordstrom, Inc.	26,500	1,229,865

Retail-Regional Department Stores — 0.2%
Kohl’s Corp.	24,000	1,648,560
Macy’s, Inc.	36,600	962,580

		2,611,140

Security Description	Shares	Value (Note 2)
Rubber-Tires — 0.0%
Goodyear Tire & Rubber Co.	21,300	$451,347

Semiconductor Equipment — 0.3%
KLA-Tencor Corp.	24,900	2,653,593
Teradyne, Inc.	31,200	1,122,888

		3,776,481

Shipbuilding — 0.1%
Huntington Ingalls Industries, Inc.	5,700	1,176,765

Steel-Producers — 0.4%
Nucor Corp.	50,600	3,098,744
Reliance Steel & Aluminum Co.	11,500	941,620
Steel Dynamics, Inc.	37,700	1,379,443

		5,419,807

Telecommunication Equipment — 0.1%
Juniper Networks, Inc.	44,400	1,151,736

Telephone-Integrated — 2.6%
Verizon Communications, Inc.	649,600	35,766,976

Television — 0.2%
CBS Corp., Class B	43,700	2,161,402

Theaters — 0.0%
Cinemark Holdings, Inc.	10,700	437,844

Tobacco — 2.0%
Altria Group, Inc.	244,000	12,041,400
Philip Morris International, Inc.	194,720	14,938,919

		26,980,319

Tools-Hand Held — 0.3%
Snap-on, Inc.	9,000	1,493,910
Stanley Black & Decker, Inc.	19,600	2,478,224

		3,972,134

Transport-Rail — 0.1%
Kansas City Southern	13,300	1,406,475

Transport-Services — 0.9%
FedEx Corp.	4,446	789,476
United Parcel Service, Inc., Class B	109,600	11,551,840

		12,341,316

Water Treatment Systems — 0.1%
Pentair PLC	22,900	943,251

Total Common Stocks (cost $1,179,347,818)		1,329,823,307

EXCHANGE-TRADED FUNDS — 1.5%
iShares Russell 1000 Value ETF (cost $19,106,504)	170,142	20,337,073

Total Long-Term Investment Securities (cost $1,198,454,332)		1,350,160,380

SHORT-TERM INVESTMENT SECURITIES — 0.5%
Registered Investment Companies — 0.5%
State Street Institutional U.S. Government Money Market Fund, Premier Class 2.32%(1) (cost $6,372,991)	6,372,991	6,372,991

TOTAL INVESTMENTS (cost $1,204,827,313)(2)	100.0%	1,356,533,371
Other assets less liabilities	0.0	468,322

NET ASSETS	100.0%	$1,357,001,693

272

SunAmerica Series Trust SA Legg Mason BW Large Cap Value Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

†	Non-income producing security
(1)	The rate shown is the 7-day yield as of January 31, 2019.
(2)	See Note 3 for cost of investments on a tax basis.

ETF — Exchange-Traded Funds

The following is a summary of the inputs used to value the Portfolio’s net assets as of January 31, 2019 (see Note 2):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ASSETS:
Investments at Value:*
Common Stocks	$1,329,823,307	$—	$—	$1,329,823,307
Exchange-Traded Funds	20,337,073	—	—	20,337,073
Short-Term Investment Securities	6,372,991	—	—	6,372,991

Total Investments at Value	$1,356,533,371	$—	$—	$1,356,533,371

*	For a detailed presentation of investments, please refer to the Portfolio of Investments.

See Notes to Financial Statements

273

SunAmerica Series Trust SA Legg Mason Tactical Opportunities Portfolio

PORTFOLIO PROFILE — January 31, 2019 — (unaudited)

Industry Allocation*

United States Treasury Notes	7.8%
Exchange-Traded Funds	5.3
Registered Investment Companies	5.0
Medical-Drugs	4.5
Diversified Banking Institutions	4.1
Oil Companies-Integrated	2.5
United States Treasury Bonds	2.5
Telephone-Integrated	2.4
Federal National Mtg. Assoc.	2.3
Finance-Credit Card	2.3
Banks-Commercial	2.1
Banks-Super Regional	1.7
Applications Software	1.7
Medical-HMO	1.6
Insurance-Property/Casualty	1.6
Electric-Integrated	1.5
Enterprise Software/Service	1.5
Insurance-Multi-line	1.5
Medical-Biomedical/Gene	1.4
Computers	1.3
Federal Home Loan Mtg. Corp.	1.2
Real Estate Investment Trusts	1.2
Multimedia	1.2
Oil Companies-Exploration & Production	1.1
Aerospace/Defense	1.1
Retail-Restaurants	1.1
Cable/Satellite TV	1.1
Auto-Cars/Light Trucks	1.1
Transport-Services	1.0
Retail-Building Products	0.9
Electronic Components-Semiconductors	0.8
Web Portals/ISP	0.8
Food-Misc./Diversified	0.8
Chemicals-Diversified	0.8
Tobacco	0.7
Diversified Manufacturing Operations	0.7
Food-Retail	0.7
Oil Refining & Marketing	0.7
Pipelines	0.7
Computer Services	0.7
Telecom Services	0.7
Beverages-Non-alcoholic	0.7
E-Commerce/Products	0.7
Networking Products	0.7
Insurance-Life/Health	0.6
Retail-Discount	0.6
Aerospace/Defense-Equipment	0.6
Building & Construction-Misc.	0.6
Pharmacy Services	0.6
Transport-Rail	0.5
Building-Residential/Commercial	0.5
Commercial Services-Finance	0.5
Non-Hazardous Waste Disposal	0.5
Medical Products	0.5
Instruments-Controls	0.5
Insurance-Reinsurance	0.5
Internet Content-Entertainment	0.5
Import/Export	0.5
Electronic Forms	0.4
Real Estate Management/Services	0.4
Satellite Telecom	0.4

Electronic Components-Misc.	0.4%
Cosmetics & Toiletries	0.4
Diagnostic Equipment	0.4
Commercial Services	0.4
Retail-Major Department Stores	0.4
Investment Management/Advisor Services	0.4
Distribution/Wholesale	0.4
Gas-Distribution	0.4
Medical-Wholesale Drug Distribution	0.4
Cellular Telecom	0.3
Computer Software	0.3
Airlines	0.3
Semiconductor Components-Integrated Circuits	0.3
Brewery	0.3
Food-Confectionery	0.3
Rubber-Tires	0.3
Photo Equipment & Supplies	0.3
Machinery-Construction & Mining	0.3
Consumer Products-Misc.	0.3
Auto/Truck Parts & Equipment-Original	0.3
Finance-Other Services	0.2
Medical Instruments	0.2
Internet Security	0.2
Steel-Producers	0.2
Retail-Drug Store	0.2
Apparel Manufacturers	0.2
Medical-Generic Drugs	0.2
Industrial Gases	0.2
Diversified Operations	0.2
Semiconductor Equipment	0.2
Finance-Investment Banker/Broker	0.2
Oil-Field Services	0.2
Electric-Transmission	0.2
Building Products-Cement	0.2
Machinery-Electrical	0.2
Retail-Apparel/Shoe	0.2
Office Automation & Equipment	0.2
Human Resources	0.2
Soap & Cleaning Preparation	0.2
Agricultural Chemicals	0.2
Wireless Equipment	0.2
Retail-Regional Department Stores	0.2
Building & Construction Products-Misc.	0.2
Real Estate Operations & Development	0.2
Paper & Related Products	0.2
Building-Heavy Construction	0.2
Retail-Jewelry	0.2
Electric Products-Misc.	0.1
Advertising Agencies	0.1
Rental Auto/Equipment	0.1
Warehousing & Harbor Transportation Services	0.1
Savings & Loans/Thrifts	0.1
Gambling (Non-Hotel)	0.1
Banks-Fiduciary	0.1
Metal-Diversified	0.1
Beverages-Wine/Spirits	0.1
Diversified Minerals	0.1
Machinery-Farming	0.1
Gold Mining	0.1
Finance-Leasing Companies	0.1
Medical Labs & Testing Services	0.1

274

SunAmerica Series Trust SA Legg Mason Tactical Opportunities Portfolio

PORTFOLIO PROFILE — January 31, 2019 — (unaudited) — (continued)

Industry Allocation* (continued)

Transport-Marine	0.1%
Television	0.1
Food-Dairy Products	0.1
Medical-Outpatient/Home Medical	0.1
Electric-Generation	0.1
Software Tools	0.1
Computer Data Security	0.1
Steel Pipe & Tube	0.1
Coal	0.1
Containers-Paper/Plastic	0.1
Building Products-Doors & Windows	0.1
Casino Hotels	0.1
Chemicals-Specialty	0.1
Office Furnishings-Original	0.1
Power Converter/Supply Equipment	0.1
Oil Field Machinery & Equipment	0.1
Finance-Consumer Loans	0.1
Water	0.1
Security Services	0.1
Telecommunication Equipment	0.1
Athletic Footwear	0.1
Audio/Video Products	0.1
Cruise Lines	0.1

100.5%

*	Calculated as a percentage of net assets

275

SunAmerica Series Trust SA Legg Mason Tactical Opportunities Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019

Security Description	Shares	Value (Note 2)
COMMON STOCKS — 61.9%
Advertising Agencies — 0.1%
Interpublic Group of Cos., Inc.	91	$2,070
Omnicom Group, Inc.	535	41,666

		43,736

Advertising Services — 0.0%
Trade Desk, Inc., Class A†	60	8,561

Aerospace/Defense — 0.7%
Dassault Aviation SA	5	7,448
Esterline Technologies Corp.†	45	5,477
General Dynamics Corp.	41	7,018
Lockheed Martin Corp.	221	64,022
Meggitt PLC	6,186	41,893
Northrop Grumman Corp.	24	6,613
Raytheon Co.	570	93,913
Spirit AeroSystems Holdings, Inc., Class A	28	2,335

		228,719

Aerospace/Defense-Equipment — 0.2%
Cobham PLC†	8,004	11,331
Safran SA	48	6,308
United Technologies Corp.	325	38,373

		56,012

Agricultural Chemicals — 0.2%
China BlueChemical, Ltd.	16,000	5,202
Incitec Pivot, Ltd.	8,930	21,526
Nutrien, Ltd.	560	29,011
OCI NV†	250	5,309

		61,048

Agricultural Operations — 0.0%
Archer-Daniels-Midland Co.	134	6,017
Bunge, Ltd.	28	1,542

		7,559

Airlines — 0.3%
Air Canada†	500	11,290
Alaska Air Group, Inc.	24	1,535
American Airlines Group, Inc.	91	3,255
Cathay Pacific Airways, Ltd.	6,710	10,300
Delta Air Lines, Inc.	170	8,403
Deutsche Lufthansa AG	1,538	38,838
easyJet PLC	551	9,141
Hawaiian Holdings, Inc.	200	6,404
JetBlue Airways Corp.†	68	1,223
Qantas Airways, Ltd.	1,831	7,254
Southwest Airlines Co.	139	7,890
United Continental Holdings, Inc.†	52	4,538

		110,071

Airport Development/Maintenance — 0.0%
Flughafen Zurich AG	25	4,415

Apparel Manufacturers — 0.2%
Burberry Group PLC	567	13,419
Capri Holdings, Ltd.†	400	16,992
Carter’s, Inc.	10	829
Deckers Outdoor Corp.†	100	12,845
Gildan Activewear, Inc.	300	10,153
Hanesbrands, Inc.	71	1,064
PRADA SpA	5,570	18,408
Ralph Lauren Corp.	9	1,045

		74,755

Security Description	Shares	Value (Note 2)
Appliances — 0.0%
Whirlpool Corp.	12	$1,596

Applications Software — 1.4%
Appfolio, Inc., Class A†	37	2,342
HubSpot, Inc.†	50	7,916
Microsoft Corp.	3,891	406,337
New Relic, Inc.†	74	7,522
Red Hat, Inc.†	176	31,300
salesforce.com, Inc.†	140	21,276
TravelSky Technology, Ltd.	5,180	14,032

		490,725

Athletic Footwear — 0.1%
adidas AG	68	16,166

Auction Houses/Art Dealers — 0.0%
Sotheby’s†	200	8,078

Audio/Video Products — 0.1%
Sony Corp.	316	15,894

Auto-Cars/Light Trucks — 0.8%
Bayerische Motoren Werke AG	460	38,678
Fiat Chrysler Automobiles NV†	336	5,740
Ford Motor Co.	7,250	63,800
General Motors Co.	335	13,072
Honda Motor Co., Ltd.	1,740	51,930
Mazda Motor Corp.	600	6,614
Nissan Motor Co., Ltd.	300	2,554
Peugeot SA	437	11,026
Subaru Corp.	2,200	51,569
Toyota Motor Corp.	200	12,290

		257,273

Auto-Heavy Duty Trucks — 0.0%
PACCAR, Inc.	84	5,504
Volvo AB, Class B	256	3,678

		9,182

Auto/Truck Parts & Equipment-Original — 0.3%
Allison Transmission Holdings, Inc.	34	1,655
Aptiv PLC	61	4,827
BorgWarner, Inc.	48	1,963
Dana, Inc.	410	7,224
Georg Fischer AG	3	2,657
JTEKT Corp.	500	6,472
Lear Corp.	12	1,847
Magna International, Inc.	100	5,292
Meritor, Inc.†	400	8,272
NGK Spark Plug Co., Ltd.	300	6,444
Stanley Electric Co., Ltd.	300	8,702
Sumitomo Electric Industries, Ltd.	700	9,944
Tenneco, Inc.	63	2,185
Titan International, Inc.	1,200	6,744
Tower International, Inc.	338	9,832
WABCO Holdings, Inc.†	10	1,142

		85,202

Banks-Commercial — 1.7%
Banco Bilbao Vizcaya Argentaria SA	2,000	11,849
Banco de Sabadell SA	2,518	2,884
Bancorp, Inc.†	1,051	8,912
Bank Hapoalim B.M.	919	6,229
Bank Leumi Le-Israel B.M.	903	5,965
Bankinter SA	7,075	55,189
Banner Corp.	110	5,999

276

SunAmerica Series Trust SA Legg Mason Tactical Opportunities Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Shares	Value (Note 2)
COMMON STOCKS (continued)
Banks-Commercial (continued)
BAWAG Group AG*	370	$15,661
BB&T Corp.	187	9,126
BOC Hong Kong Holdings, Ltd.	1,000	3,878
Cadence BanCorp	1,022	19,162
CaixaBank SA	1,333	5,038
Central Pacific Financial Corp.	147	4,209
China Construction Bank Corp.	39,140	35,350
CIT Group, Inc.	31	1,432
Citizens Financial Group, Inc.	116	3,935
Commerce Bancshares, Inc.	24	1,435
Commerzbank AG†	688	4,930
Commonwealth Bank of Australia	46	2,342
Cullen/Frost Bankers, Inc.	16	1,556
Customers Bancorp, Inc.†	400	7,868
Danske Bank A/S	2,099	38,838
DNB ASA	2,065	36,641
East West Bancorp, Inc.	34	1,711
Erste Group Bank AG	221	7,697
Financial Institutions, Inc.	371	9,950
First BanCorp./Puerto Rico	855	9,106
First Financial Corp.	76	3,152
First Internet Bancorp	125	2,500
Fukuoka Financial Group, Inc.	500	11,041
Fulton Financial Corp.	200	3,210
Grupo Financiero Banorte SAB de CV, Class O	1,100	6,118
Hachijuni Bank, Ltd.	900	3,984
Hancock Whitney Corp.†	123	5,053
Heritage Commerce Corp.	800	10,616
HomeStreet, Inc.†	400	9,788
Hope Bancorp, Inc.	500	7,155
ING Groep NV	1,674	19,824
Jyske Bank A/S	130	4,880
KBC Group NV	28	1,900
M&T Bank Corp.	35	5,759
Midland States Bancorp, Inc.	49	1,181
Northeast Bancorp	201	3,964
OFG Bancorp	600	11,628
Oversea-Chinese Banking Corp., Ltd.	800	6,850
Peapack Gladstone Financial Corp.	110	2,936
Peoples Bancorp, Inc.	98	3,136
Prosperity Bancshares, Inc.	16	1,138
Raiffeisen Bank International AG	357	9,442
Regions Financial Corp.	267	4,050
Republic Bancorp, Inc., Class A	98	4,086
Resona Holdings, Inc.	1,500	7,576
Sandy Spring Bancorp, Inc.	342	11,153
Signature Bank	11	1,400
Skandinaviska Enskilda Banken AB, Class A	492	5,159
Standard Chartered PLC	3,856	31,093
Toronto-Dominion Bank	700	39,423
Umpqua Holdings Corp.	40	707
Webster Financial Corp.	22	1,185
Western Alliance Bancorp†	21	930
Wintrust Financial Corp.	82	5,833
Zions Bancorporation	45	2,142

		566,884

Banks-Fiduciary — 0.1%
Bank of New York Mellon Corp.	698	36,519
Northern Trust Corp.	45	3,981

		40,500

Security Description	Shares	Value (Note 2)
Banks-Mortgage — 0.0%
Flagstar Bancorp, Inc.†	300	$9,255

Banks-Super Regional — 0.7%
Comerica, Inc.	34	2,677
Fifth Third Bancorp	167	4,479
Huntington Bancshares, Inc.	253	3,350
KeyCorp	250	4,118
Meta Financial Group, Inc.	108	2,543
PNC Financial Services Group, Inc.	314	38,518
SunTrust Banks, Inc.	111	6,596
US Bancorp	1,359	69,526
Wells Fargo & Co.	2,349	114,890

		246,697

Beverages-Non-alcoholic — 0.7%
Coca-Cola Co.	2,729	131,347
Coca-Cola European Partners PLC	192	9,135
National Beverage Corp.	100	8,384
PepsiCo, Inc.	719	81,010

		229,876

Beverages-Wine/Spirits — 0.1%
Diageo PLC	979	37,331

Brewery — 0.3%
Anheuser-Busch InBev NV ADR	493	37,685
Asahi Group Holdings, Ltd.	1,100	45,941
Boston Beer Co., Inc., Class A†	30	7,475
Molson Coors Brewing Co., Class B	38	2,531
Royal Unibrew A/S	125	9,409

		103,041

Building & Construction Products-Misc. — 0.2%
Armstrong Flooring, Inc.†	300	4,056
Builders FirstSource, Inc.†	239	3,160
LIXIL Group Corp.	1,000	14,702
Louisiana-Pacific Corp.	400	9,752
Patrick Industries, Inc.†	300	11,970
Wienerberger AG	640	14,366

		58,006

Building & Construction-Misc. — 0.6%
China Machinery Engineering Corp.	23,530	11,581
Eiffage SA	59	5,531
EMCOR Group, Inc.	76	4,958
Ferrovial SA	304	6,815
HOCHTIEF AG	27	4,033
Kajima Corp.	3,300	46,897
Obayashi Corp.	5,400	51,240
Taisei Corp.	1,400	65,714

		196,769

Building Products-Air & Heating — 0.0%
Johnson Controls International PLC	154	5,201

Building Products-Cement — 0.2%
Cemex SAB de CV ADR†	2,070	11,261
Continental Building Products, Inc.†	150	3,951
Taiheiyo Cement Corp.	500	17,084
Vulcan Materials Co.	345	35,069

		67,365

Building Products-Doors & Windows — 0.1%
Apogee Enterprises, Inc.	300	10,221
Masonite International Corp.†	200	11,440

		21,661

277

SunAmerica Series Trust SA Legg Mason Tactical Opportunities Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Shares	Value (Note 2)
COMMON STOCKS (continued)
Building Products-Wood — 0.0%
Boise Cascade Co.	300	$8,241
Masco Corp.	60	1,945

		10,186

Building-Heavy Construction — 0.2%
ACS Actividades de Construccion y Servicios SA	237	9,805
Bouygues SA	350	12,400
China Railway Group, Ltd.	11,000	10,261
Dycom Industries, Inc.†	175	10,159
Granite Construction, Inc.	100	4,322
Orion Group Holdings, Inc.†	1,137	4,798
Primoris Services Corp.	187	3,731

		55,476

Building-Residential/Commercial — 0.5%
Barratt Developments PLC	2,228	15,742
Bellway PLC	297	11,062
Berkeley Group Holdings PLC	814	40,106
D.R. Horton, Inc.	77	2,961
KB Home	469	10,041
MDC Holdings, Inc.	127	4,182
NVR, Inc.†	1	2,660
Persimmon PLC	133	4,147
PulteGroup, Inc.	56	1,558
Sekisui House, Ltd.	3,100	46,294
Taylor Wimpey PLC	19,367	41,993
Toll Brothers, Inc.	20	739

		181,485

Cable/Satellite TV — 0.7%
Comcast Corp., Class A	6,034	220,663
DISH Network Corp., Class A†	45	1,380

		222,043

Casino Hotels — 0.1%
Crown Resorts, Ltd.	498	4,331
Las Vegas Sands Corp.	56	3,268
Wynn Macau, Ltd.	5,600	13,910

		21,509

Casino Services — 0.0%
Aristocrat Leisure, Ltd.	292	5,240

Cellular Telecom — 0.3%
China Unicom Hong Kong, Ltd.	10,000	11,526
NTT DOCOMO, Inc.	2,800	67,046
Telstra Corp., Ltd.	1,841	4,168
Turkcell Iletisim Hizmet AS ADR	356	2,474
Vodafone Group PLC	18,365	33,452

		118,666

Chemicals-Diversified — 0.8%
AdvanSix, Inc.†	34	1,076
BASF SE	410	29,954
Celanese Corp.	33	3,160
Covestro AG*	96	5,295
DowDuPont, Inc.	560	30,133
Eastman Chemical Co.	35	2,822
FMC Corp.	26	2,075
LyondellBasell Industries NV, Class A	632	54,965
Mitsubishi Gas Chemical Co., Inc.	500	7,877
Nitto Denko Corp.	100	5,641
PPG Industries, Inc.	931	98,165

Security Description	Shares	Value (Note 2)
Chemicals-Diversified (continued)
Solvay SA	116	$12,629
Westlake Chemical Corp.	100	7,390

		261,182

Chemicals-Plastics — 0.0%
A. Schulman, Inc. CVR†(1)(2)	111	162

Chemicals-Specialty — 0.1%
Albemarle Corp.	15	1,211
Daicel Corp.	300	3,143
IMCD NV	87	6,382
Methanex Corp.	100	5,449
Tronox, Ltd., Class A	204	1,787
Valhi, Inc.	780	2,597

		20,569

Coal — 0.1%
Arch Coal, Inc., Class A	50	4,407
Peabody Energy Corp.	141	5,034
SunCoke Energy, Inc.†	360	4,046
Warrior Met Coal, Inc.	300	8,619

		22,106

Coatings/Paint — 0.0%
Akzo Nobel NV	151	13,061

Commercial Services — 0.4%
Ecolab, Inc.	652	103,127
HMS Holdings Corp.†	180	5,398
Medifast, Inc.	61	7,762
Quanta Services, Inc.	28	989
Weight Watchers International, Inc.†	150	4,800

		122,076

Commercial Services-Finance — 0.5%
Automatic Data Processing, Inc.	670	93,693
H&R Block, Inc.	40	944
IHS Markit, Ltd.†	542	28,141
Liberty Tax, Inc.	405	4,823
PayPal Holdings, Inc.†	454	40,297
Travelport Worldwide, Ltd.	275	4,306

		172,204

Computer Data Security — 0.1%
Check Point Software Technologies, Ltd.†	127	14,214
Rapid7, Inc.†	202	8,116

		22,330

Computer Services — 0.7%
Atos SE	14	1,282
Capgemini SE	455	50,429
Computershare, Ltd.	681	8,812
Fujitsu, Ltd.	100	6,682
Infosys, Ltd. ADR	2,350	25,380
International Business Machines Corp.	890	119,634
MAXIMUS, Inc.	150	10,519
Teleperformance	67	11,524

		234,262

Computer Software — 0.3%
Akamai Technologies, Inc.†	585	38,083
Box, Inc., Class A†	187	3,912
Cloudera, Inc.†	1,487	20,075
Cornerstone OnDemand, Inc.†	200	11,468
Splunk, Inc.†	300	37,452

278

SunAmerica Series Trust SA Legg Mason Tactical Opportunities Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Shares	Value (Note 2)
COMMON STOCKS (continued)
Computer Software (continued)
TiVo Corp.	387	$4,307

		115,297

Computers — 1.1%
Apple, Inc.	1,815	302,089
Hewlett Packard Enterprise Co.	286	4,459
HP, Inc.	2,700	59,481
Nutanix, Inc., Class A†	480	24,590

		390,619

Computers-Integrated Systems — 0.0%
Cray, Inc.†	350	7,679

Computers-Periphery Equipment — 0.0%
Logitech International SA	230	8,414

Consulting Services — 0.0%
FTI Consulting, Inc.†	200	13,664

Consumer Products-Misc. — 0.3%
Kimberly-Clark Corp.	669	74,513
Quanex Building Products Corp.	700	10,955

		85,468

Containers-Metal/Glass — 0.0%
Greif, Inc., Class A	74	2,886

Containers-Paper/Plastic — 0.1%
Greatview Aseptic Packaging Co., Ltd.	27,350	17,412
Packaging Corp. of America	21	1,981
Sealed Air Corp.	26	1,027
Sonoco Products Co.	23	1,324

		21,744

Cosmetics & Toiletries — 0.4%
Oriflame Holding AG	197	4,387
Procter & Gamble Co.	1,205	116,246
Unicharm Corp.	200	6,166
Unilever NV CVA	189	10,097

		136,896

Cruise Lines — 0.1%
Carnival Corp.	126	7,255
Norwegian Cruise Line Holdings, Ltd.†	49	2,520
Royal Caribbean Cruises, Ltd.	50	6,003

		15,778

Data Processing/Management — 0.0%
Bottomline Technologies, Inc.†	42	2,169
CommVault Systems, Inc.†	110	7,268

		9,437

Diagnostic Equipment — 0.4%
Thermo Fisher Scientific, Inc.	505	124,063

Diagnostic Kits — 0.0%
Genomic Health, Inc.†	200	15,162

Dialysis Centers — 0.0%
DaVita, Inc.†	44	2,470

Distribution/Wholesale — 0.4%
Core-Mark Holding Co., Inc.	300	8,364
Essendant, Inc.	271	3,469
H&E Equipment Services, Inc.	49	1,312
ScanSource, Inc.†	200	7,662
Sojitz Corp.	3,000	11,518

Security Description	Shares	Value (Note 2)
Distribution/Wholesale (continued)
Triton International, Ltd.	82	$2,948
Veritiv Corp.†	340	11,611
WW Grainger, Inc.	248	73,257

		120,141

Diversified Banking Institutions — 2.5%
Banco Santander SA	8,934	42,312
Bank of America Corp.	4,522	128,741
Barclays PLC	13,150	27,315
Barclays PLC ADR	5,500	45,980
BNP Paribas SA	968	45,491
Citigroup, Inc.	617	39,772
Credit Suisse Group AG	2,130	25,816
Goldman Sachs Group, Inc.	91	18,019
HSBC Holdings PLC	1,687	14,154
JPMorgan Chase & Co.	2,888	298,908
Lloyds Banking Group PLC	27,990	21,304
Mitsubishi UFJ Financial Group, Inc.	1,400	7,533
Mizuho Financial Group, Inc.	4,900	8,093
Morgan Stanley	434	18,358
Natixis SA	937	4,808
Royal Bank of Scotland Group PLC	10,450	33,056
Sumitomo Mitsui Financial Group, Inc.	646	24,019
UBS Group AG	2,223	28,813
UniCredit SpA	2,441	28,213

		860,705

Diversified Manufacturing Operations — 0.3%
3M Co.	242	48,473
Aalberts Industries NV	300	10,538
Carlisle Cos., Inc.	16	1,724
Crane Co.	11	910
Eaton Corp. PLC	106	8,082
Fabrinet†	150	8,526
Ingersoll-Rand PLC	60	6,002
Parker-Hannifin Corp.	26	4,285
Siemens AG	45	4,934
Textron, Inc.	47	2,502
Trelleborg AB, Class B	80	1,346

		97,322

Diversified Minerals — 0.1%
Anglo American PLC	500	12,760
BHP Group PLC	693	15,381
Lundin Mining Corp.	800	3,653
Teck Resources, Ltd., Class B	200	4,871

		36,665

Diversified Operations — 0.2%
CK Hutchison Holdings, Ltd.	1,500	15,243
Jardine Matheson Holdings, Ltd.	590	39,486
Swire Pacific, Ltd., Class A	1,000	11,820
Wharf Holdings, Ltd.	2,000	6,032

		72,581

Drug Delivery Systems — 0.0%
Revance Therapeutics, Inc.†	71	1,226

E-Commerce/Products — 0.7%
Alibaba Group Holding, Ltd. ADR†	150	25,273
Amazon.com, Inc.†	109	187,342
Etsy, Inc.†	257	14,045

		226,660

279

SunAmerica Series Trust SA Legg Mason Tactical Opportunities Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Shares	Value (Note 2)
COMMON STOCKS (continued)
E-Commerce/Services — 0.0%
Cargurus, Inc.†	300	$12,831

E-Services/Consulting — 0.0%
CDW Corp.	37	3,081

Electric Products-Misc. — 0.1%
Brother Industries, Ltd.	600	10,099
Emerson Electric Co.	573	37,515

		47,614

Electric-Distribution — 0.0%
Sempra Energy	96	11,230
Unitil Corp.	77	4,039

		15,269

Electric-Generation — 0.1%
Electric Power Development Co., Ltd.	500	12,483
Engie SA	800	12,828

		25,311

Electric-Integrated — 1.5%
AES Corp.	128	2,098
AGL Energy, Ltd.	270	4,204
Ameren Corp.	59	4,091
American Electric Power Co., Inc.	111	8,782
Atco, Ltd., Class I	743	23,495
CMS Energy Corp.	1,209	63,037
DTE Energy Co.	42	4,946
Duke Energy Corp.	902	79,178
El Paso Electric Co.	125	6,565
Endesa SA	608	15,194
Enel SpA	1,479	8,919
Eversource Energy	70	4,859
NextEra Energy, Inc.	91	16,287
NorthWestern Corp.	80	5,113
OGE Energy Corp.	38	1,556
Origin Energy, Ltd.†	802	4,162
PGE Polska Grupa Energetyczna SA†	540	1,723
Pinnacle West Capital Corp.	27	2,379
PNM Resources, Inc.	250	10,648
Portland General Electric Co.	1,619	78,230
Public Service Enterprise Group, Inc.	118	6,437
RWE AG	155	3,835
Southern Co.	1,516	73,678
Tohoku Electric Power Co., Inc.	800	10,815
WEC Energy Group, Inc.	75	5,477
Xcel Energy, Inc.	1,319	69,063

		514,771

Electric-Transmission — 0.2%
Red Electrica Corp. SA	3,002	69,090

Electronic Components-Misc. — 0.4%
Benchmark Electronics, Inc.	450	11,439
Corning, Inc.	272	9,047
Gentex Corp.	65	1,377
Hoya Corp.	200	11,580
Jabil, Inc.	1,648	43,919
Nippon Electric Glass Co., Ltd.	100	2,774
Plexus Corp.†	171	9,597
Sanmina Corp.†	500	15,610
Sensata Technologies Holding PLC†	400	19,000
Vishay Intertechnology, Inc.	500	9,750
ZAGG, Inc.†	332	3,725

		137,818

Security Description	Shares	Value (Note 2)
Electronic Components-Semiconductors — 0.8%
Amkor Technology, Inc.†	380	$3,040
Diodes, Inc.†	203	6,827
Intel Corp.	2,482	116,952
NVIDIA Corp.	130	18,687
ON Semiconductor Corp.†	83	1,663
Photronics, Inc.†	1,000	10,690
Qorvo, Inc.†	29	1,895
SMART Global Holdings, Inc.†	143	3,548
Texas Instruments, Inc.	1,225	123,333

		286,635

Electronic Forms — 0.4%
Adobe, Inc.†	599	148,444

Electronic Parts Distribution — 0.0%
Arrow Electronics, Inc.†	22	1,671

Energy-Alternate Sources — 0.0%
Renewable Energy Group, Inc.†	144	4,162

Engineering/R&D Services — 0.0%
AECOM†	28	857
Argan, Inc.	69	2,913
KBR, Inc.	352	6,055

		9,825

Engines-Internal Combustion — 0.0%
Briggs & Stratton Corp.	500	6,440
Cummins, Inc.	31	4,560

		11,000

Enterprise Software/Service — 0.9%
Benefitfocus, Inc.†	100	5,595
MobileIron, Inc.†	908	4,404
Open Text Corp.	1,900	67,716
Oracle Corp.	3,632	182,435
Progress Software Corp.	300	10,869
QAD, Inc., Class B	103	3,142
SAP SE	37	3,822
SAP SE ADR	274	28,337
SPS Commerce, Inc.†	100	8,866
Verint Systems, Inc.†	133	6,433

		321,619

Entertainment Software — 0.0%
Glu Mobile, Inc.†	1,000	9,740
Konami Holdings Corp.	100	4,601

		14,341

Filtration/Separation Products — 0.0%
Alfa Laval AB	501	11,352

Finance-Auto Loans — 0.0%
Ally Financial, Inc.	106	2,763
Credit Acceptance Corp.†	4	1,592
Santander Consumer USA Holdings, Inc.	85	1,620

		5,975

Finance-Consumer Loans — 0.1%
Enova International, Inc.†	281	6,477
Navient Corp.	302	3,443
Regional Management Corp.†	159	4,369
Synchrony Financial	141	4,236

		18,525

280

SunAmerica Series Trust SA Legg Mason Tactical Opportunities Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Shares	Value (Note 2)
COMMON STOCKS (continued)
Finance-Credit Card — 0.8%
Alliance Data Systems Corp.	14	$2,486
American Express Co.	532	54,636
Capital One Financial Corp.	110	8,865
Discover Financial Services	91	6,142
Visa, Inc., Class A	1,453	196,170
Western Union Co.	110	2,007

		270,306

Finance-Investment Banker/Broker — 0.2%
Charles Schwab Corp.	839	39,240
Daiwa Securities Group, Inc.	4,289	21,413
E*TRADE Financial Corp.	61	2,846
Evercore, Inc., Class A	11	984
Jefferies Financial Group, Inc.	84	1,748
TD Ameritrade Holding Corp.	80	4,476

		70,707

Finance-Leasing Companies — 0.1%
Aircastle, Ltd.	173	3,605
Far East Horizon, Ltd.	18,330	19,062
ORIX Corp.	600	9,038

		31,705

Finance-Mortgage Loan/Banker — 0.0%
Charter Court Financial Services Group PLC*	1,304	4,733
PennyMac Financial Services, Inc.	203	4,198

		8,931

Finance-Other Services — 0.2%
CME Group, Inc.	246	44,841
IG Group Holdings PLC	4,342	36,185
Nasdaq, Inc.	31	2,729

		83,755

Financial Guarantee Insurance — 0.0%
MGIC Investment Corp.†	850	10,608

Firearms & Ammunition — 0.0%
Sturm Ruger & Co., Inc.	57	3,105

Food-Confectionery — 0.3%
Barry Callebaut AG	1	1,701
Hershey Co.	601	63,766
J.M. Smucker Co.	350	36,708

		102,175

Food-Dairy Products — 0.1%
Danone SA	313	22,765
Dean Foods Co.	900	3,753

		26,518

Food-Meat Products — 0.0%
Tyson Foods, Inc., Class A	58	3,591

Food-Misc./Diversified — 0.8%
Associated British Foods PLC	126	3,948
Campbell Soup Co.	1,245	44,110
Kellogg Co.	1,215	71,697
Kraft Heinz Co.	230	11,054
McCormick & Co., Inc.	105	12,982
Mondelez International, Inc., Class A	942	43,577
Nestle SA	365	31,792
Tate & Lyle PLC	5,269	47,546

		266,706

Security Description	Shares	Value (Note 2)
Food-Retail — 0.7%
Carrefour SA	600	$11,876
Casino Guichard Perrachon SA	200	9,853
Empire Co., Ltd., Class A	600	13,489
J Sainsbury PLC	2,510	9,394
Kesko Oyj, Class B	700	40,254
Koninklijke Ahold Delhaize NV	3,237	85,367
Kroger Co.	169	4,788
Tesco PLC	4,240	12,412
Wesfarmers, Ltd.	169	3,957
WM Morrison Supermarkets PLC	18,698	57,482

		248,872

Food-Wholesale/Distribution — 0.0%
United Natural Foods, Inc.†	500	6,550
US Foods Holding Corp.†	22	742

		7,292

Footwear & Related Apparel — 0.0%
Crocs, Inc.†	400	11,488

Gambling (Non-Hotel) — 0.1%
Genting Singapore, Ltd.	9,900	8,109
William Hill PLC	14,025	32,441

		40,550

Gas-Distribution — 0.4%
Enagas SA	2,710	78,922
ONE Gas, Inc.	125	10,269
Osaka Gas Co., Ltd.	700	13,807
Southwest Gas Holdings, Inc.	62	4,856
Spire, Inc.	150	11,905

		119,759

Gold Mining — 0.1%
Newcrest Mining, Ltd.	950	16,923
Newmont Mining Corp.	101	3,445
Novagold Resources, Inc.†	2,990	11,651

		32,019

Hazardous Waste Disposal — 0.0%
Heritage-Crystal Clean, Inc.†	170	4,352

Home Decoration Products — 0.0%
Newell Brands, Inc.	85	1,803

Home Furnishings — 0.0%
Leggett & Platt, Inc.	28	1,147

Hotels/Motels — 0.0%
Hyatt Hotels Corp., Class A	9	629

Human Resources — 0.2%
Adecco Group AG	512	25,642
Barrett Business Services, Inc.	22	1,378
Insperity, Inc.	175	18,669
Kforce, Inc.	157	5,151
Korn Ferry	300	13,680

		64,520

Import/Export — 0.5%
ITOCHU Corp.	3,900	71,342
Marubeni Corp.	1,700	13,222
Mitsubishi Corp.	200	5,843
Mitsui & Co., Ltd.	2,800	45,759
Sumitomo Corp.	500	7,723
Toyota Tsusho Corp.	300	9,543

		153,432

281

SunAmerica Series Trust SA Legg Mason Tactical Opportunities Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Shares	Value (Note 2)
COMMON STOCKS (continued)
Industrial Gases — 0.2%
Air Products & Chemicals, Inc.	252	$41,426
Linde PLC	193	31,461

		72,887

Instruments-Controls — 0.5%
Honeywell International, Inc.	1,138	163,451

Insurance-Life/Health — 0.3%
Aflac, Inc.	187	8,920
AIA Group, Ltd.	1,000	8,987
Athene Holding, Ltd., Class A†	28	1,201
Aviva PLC	5,265	28,628
CNO Financial Group, Inc.	524	9,369
Japan Post Holdings Co., Ltd.	800	9,822
Legal & General Group PLC	1,754	5,974
Lincoln National Corp.	49	2,866
Manulife Financial Corp.	800	12,853
Principal Financial Group, Inc.	45	2,253
Prudential Financial, Inc.	101	9,306
Torchmark Corp.	66	5,528

		105,707

Insurance-Multi-line — 1.2%
Aegon NV	2,007	10,327
Ageas	110	5,110
Allianz SE	118	24,975
Allstate Corp.	86	7,557
American Financial Group, Inc.	41	3,911
ASR Nederland NV	201	8,497
Assicurazioni Generali SpA	375	6,568
Assurant, Inc.	421	40,580
AXA SA	1,960	45,482
Baloise Holding AG	43	6,653
Chubb, Ltd.	111	14,769
Cincinnati Financial Corp.	40	3,245
Direct Line Insurance Group PLC	14,356	63,446
Hartford Financial Services Group, Inc.	905	42,463
Loews Corp.	79	3,784
MetLife, Inc.	1,147	52,384
Talanx AG	1,315	48,760
Voya Financial, Inc.	41	1,904
Zurich Insurance Group AG	22	6,910

		397,325

Insurance-Property/Casualty — 1.3%
Alleghany Corp.	4	2,526
Berkshire Hathaway, Inc., Class B†	828	170,187
Fidelity National Financial, Inc.	1,689	61,074
First American Financial Corp.	809	40,515
Heritage Insurance Holdings, Inc.	350	5,082
Markel Corp.†	4	4,214
MS&AD Insurance Group Holdings, Inc.	200	5,940
Progressive Corp.	114	7,671
Safety Insurance Group, Inc.	100	8,231
Sompo Holdings, Inc.	200	7,506
Tokio Marine Holdings, Inc.	100	4,882
Travelers Cos., Inc.	801	100,557
Universal Insurance Holdings, Inc.	250	9,430
WR Berkley Corp.	29	2,230

		430,045

Insurance-Reinsurance — 0.5%
Axis Capital Holdings, Ltd.	881	47,178

Security Description	Shares	Value (Note 2)
Insurance-Reinsurance (continued)
Essent Group, Ltd.†	156	$6,201
Everest Re Group, Ltd.	195	42,715
Hannover Rueck SE	48	6,914
Reinsurance Group of America, Inc.	16	2,311
RenaissanceRe Holdings, Ltd.	7	966
Swiss Re AG	565	54,195

		160,480

Internet Connectivity Services — 0.0%
Boingo Wireless, Inc.†	184	4,438

Internet Content-Entertainment — 0.5%
Facebook, Inc., Class A†	933	155,522
Limelight Networks, Inc.†	876	2,733

		158,255

Internet Content-Information/News — 0.0%
Yelp, Inc.†	350	12,747

Internet Security — 0.2%
Palo Alto Networks, Inc.†	171	36,734
Symantec Corp.	1,648	34,641
Zix Corp.†	876	6,237

		77,612

Investment Companies — 0.0%
BrightSphere Investment Group PLC	669	8,276

Investment Management/Advisor Services — 0.4%
Altisource Portfolio Solutions SA†	145	3,433
Ameriprise Financial, Inc.	38	4,811
BlackRock, Inc.	98	40,678
CI Financial Corp.	1,600	21,541
Federated Investors, Inc., Class B	400	10,452
Franklin Resources, Inc.	101	2,991
Julius Baer Group, Ltd.	142	5,706
LPL Financial Holdings, Inc.	13	915
Raymond James Financial, Inc.	30	2,415
Standard Life Aberdeen PLC	2,502	8,268
Stifel Financial Corp.	300	14,361
T. Rowe Price Group, Inc.	52	4,860

		120,431

Lasers-System/Components — 0.0%
El.En. SpA	161	2,949
Electro Scientific Industries, Inc.†	275	8,250

		11,199

Leisure Products — 0.0%
Johnson Outdoors, Inc., Class A	53	3,320

Lighting Products & Systems — 0.0%
Acuity Brands, Inc.	7	846

Machine Tools & Related Products — 0.0%
Milacron Holdings Corp.†	750	10,395

Machinery-Construction & Mining — 0.3%
Caterpillar, Inc.	307	40,880
Hyster-Yale Materials Handling, Inc.	150	10,438
Oshkosh Corp.	14	1,051
Sandvik AB	324	5,165
Tadano, Ltd.	824	9,351
Takeuchi Manufacturing Co., Ltd.	575	10,413
Terex Corp.	300	9,213

		86,511

282

SunAmerica Series Trust SA Legg Mason Tactical Opportunities Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Shares	Value (Note 2)
COMMON STOCKS (continued)
Machinery-Electrical — 0.2%
Hitachi, Ltd.	1,752	$54,990
Mitsubishi Heavy Industries, Ltd.	300	11,588

		66,578

Machinery-Farming — 0.1%
CNH Industrial NV	1,060	10,505
CNH Industrial NV	1,369	13,425
Deere & Co.	56	9,184

		33,114

Machinery-General Industrial — 0.0%
Deutz AG	585	4,155
Intevac, Inc.†	452	2,513
Manitowoc Co, Inc.†	400	6,088

		12,756

Machinery-Material Handling — 0.0%
Dover Corp.	29	2,547
KION Group AG	220	12,698

		15,245

Medical Imaging Systems — 0.0%
Lantheus Holdings, Inc.†	254	4,272

Medical Instruments — 0.2%
LivaNova PLC†	100	9,232
Medtronic PLC	808	71,419

		80,651

Medical Labs & Testing Services — 0.1%
ICON PLC†	60	8,393
Laboratory Corp. of America Holdings†	25	3,484
Medpace Holdings, Inc.†	200	12,880
Natera, Inc.†	239	3,248
Quest Diagnostics, Inc.	30	2,620

		30,625

Medical Products — 0.5%
Avanos Medical, Inc.†	150	6,833
Baxter International, Inc.	632	45,814
Becton Dickinson and Co.	210	52,387
Cardiovascular Systems, Inc.†	175	5,448
Globus Medical, Inc., Class A†	200	9,010
Haemonetics Corp.†	110	10,880
Inogen, Inc.†	40	6,048
Intersect ENT, Inc.†	90	2,670
Luminex Corp.	252	7,028
Orthofix Medical, Inc.†	150	8,116
Surmodics, Inc.†	200	11,454

		165,688

Medical-Biomedical/Gene — 1.0%
ACADIA Pharmaceuticals, Inc.†	200	4,556
Achillion Pharmaceuticals, Inc.†	696	1,524
Alexion Pharmaceuticals, Inc.†	271	33,322
AMAG Pharmaceuticals, Inc.†	171	2,799
Amgen, Inc.	160	29,938
Biogen, Inc.†	180	60,080
BioMarin Pharmaceutical, Inc.†	250	24,543
Celgene Corp.†	366	32,376
Emergent BioSolutions, Inc.†	87	5,428
Gilead Sciences, Inc.	1,229	86,042
H. Lundbeck A/S	73	3,202
Myriad Genetics, Inc.†	26	733

Security Description	Shares	Value (Note 2)
Medical-Biomedical/Gene (continued)
PDL BioPharma, Inc.†	1,124	$3,574
PTC Therapeutics, Inc.†	200	6,226
Puma Biotechnology, Inc.†	100	2,788
Regeneron Pharmaceuticals, Inc.†	52	22,322
REGENXBIO, Inc.†	120	5,275
Retrophin, Inc.†	137	2,954
Sangamo Therapeutics, Inc.†	158	1,847
United Therapeutics Corp.†	3	346

		329,875

Medical-Drugs — 4.5%
AbbVie, Inc.	804	64,553
Akorn, Inc.†	1,400	5,264
Allergan PLC	190	27,356
Astellas Pharma, Inc.	4,100	60,648
AstraZeneca PLC	52	3,767
Bayer AG	585	44,321
Bristol-Myers Squibb Co.	658	32,485
Catalyst Pharmaceuticals, Inc.†	1,182	2,979
Chimerix, Inc.†	170	396
Conatus Pharmaceuticals, Inc.†	560	1,305
Concert Pharmaceuticals, Inc.†	553	7,825
Corcept Therapeutics, Inc.†	204	2,281
Durect Corp.†	1,536	929
Eli Lilly & Co.	579	69,399
Enanta Pharmaceuticals, Inc.†	100	7,943
GlaxoSmithKline PLC	3,911	75,978
Harrow Health, Inc.†	1,800	10,728
Hikma Pharmaceuticals PLC	434	9,177
Insys Therapeutics, Inc.†	348	1,204
Ipsen SA	29	3,654
Johnson & Johnson	1,775	236,217
Jounce Therapeutics, Inc.†	1,400	5,866
Mallinckrodt PLC†	500	10,930
Merck & Co., Inc.	2,924	217,633
Novartis AG	652	56,902
Novo Nordisk A/S, Class B	1,029	48,258
Ono Pharmaceutical Co., Ltd.	200	4,355
Pacira Pharmaceuticals, Inc.†	300	12,204
Pfizer, Inc.	4,856	206,137
Phibro Animal Health Corp., Class A	250	7,805
Roche Holding AG	526	139,718
Sanofi	1,059	92,023
Shionogi & Co., Ltd.	200	12,282
Supernus Pharmaceuticals, Inc.†	90	3,432
Takeda Pharmaceutical Co., Ltd.	300	12,104
UCB SA	125	10,824
Vanda Pharmaceuticals, Inc.†	269	7,298
Zoetis, Inc.	496	42,735

		1,558,915

Medical-Generic Drugs — 0.2%
Endo International PLC†	1,400	13,650
Momenta Pharmaceuticals, Inc.†	248	2,941
Mylan NV†	585	17,521
Teva Pharmaceutical Industries, Ltd. ADR†	2,032	40,335

		74,447

Medical-HMO — 1.0%
Humana, Inc.	164	50,674
Triple-S Management Corp., Class B†	247	4,980
UnitedHealth Group, Inc.	1,110	299,922

		355,576

283

SunAmerica Series Trust SA Legg Mason Tactical Opportunities Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Shares	Value (Note 2)
COMMON STOCKS (continued)
Medical-Hospitals — 0.0%
HCA Healthcare, Inc.	84	$11,712

Medical-Outpatient/Home Medical — 0.1%
Addus HomeCare Corp.†	150	9,023
Amedisys, Inc.†	100	13,116
Providence Service Corp.†	67	4,297

		26,436

Medical-Wholesale Drug Distribution — 0.1%
AmerisourceBergen Corp.	41	3,418
McKesson Corp.	44	5,643
Suzuken Co., Ltd.	200	10,506

		19,567

Metal-Aluminum — 0.0%
Century Aluminum Co.†	267	2,456

Metal-Diversified — 0.1%
Glencore PLC	1,063	4,321
Rio Tinto PLC	201	11,117
Rio Tinto, Ltd.	300	19,023
South32, Ltd.	1,885	4,851

		39,312

Miscellaneous Manufacturing — 0.0%
FreightCar America, Inc.†	1,192	8,487
Hillenbrand, Inc.	111	4,706

		13,193

Motion Pictures & Services — 0.0%
IMAX Corp.†	500	10,385

Motorcycle/Motor Scooter — 0.0%
Harley-Davidson, Inc.	28	1,032

Multimedia — 0.6%
Pearson PLC	700	8,325
Viacom, Inc., Class B	70	2,059
Walt Disney Co.	1,676	186,908

		197,292

Networking Products — 0.7%
Cisco Systems, Inc.	4,377	206,988
Telefonaktiebolaget LM Ericsson, Class B	1,771	15,774

		222,762

Non-Ferrous Metals — 0.0%
Mitsubishi Materials Corp.	200	5,713

Non-Hazardous Waste Disposal — 0.5%
Republic Services, Inc.	716	54,924
Waste Management, Inc.	1,213	116,048

		170,972

Office Automation & Equipment — 0.2%
Ricoh Co., Ltd.	6,100	64,918
Xerox Corp.	40	1,128

		66,046

Office Furnishings-Original — 0.1%
Herman Miller, Inc.	121	4,142
HNI Corp.	300	11,661
Steelcase, Inc., Class A	266	4,389

		20,192

Security Description	Shares	Value (Note 2)
Office Supplies & Forms — 0.0%
Avery Dennison Corp.	12	$1,253

Oil & Gas Drilling — 0.0%
Helmerich & Payne, Inc.	26	1,456
Noble Corp. PLC†	2,430	8,019

		9,475

Oil Companies-Exploration & Production — 0.5%
Anadarko Petroleum Corp.	576	27,262
Apache Corp.	64	2,100
Bonanza Creek Energy, Inc.†	120	2,766
California Resources Corp.†	300	6,045
ConocoPhillips	278	18,818
Continental Resources, Inc.†	22	1,016
Devon Energy Corp.	94	2,505
Encana Corp.	2,820	19,359
Hess Corp.	75	4,050
HighPoint Resources Corp.†	607	1,700
Laredo Petroleum, Inc.†	1,200	4,560
Marathon Oil Corp.	200	3,158
Noble Energy, Inc.	27	603
Occidental Petroleum Corp.	148	9,883
PDC Energy, Inc.†	100	3,257
Penn Virginia Corp.†	90	4,721
Pioneer Natural Resources Co.	362	51,520
Santos, Ltd.	2,520	11,884
SM Energy Co.	400	7,848
Talos Energy, Inc.†	149	2,846

		185,901

Oil Companies-Integrated — 1.8%
BP PLC	8,746	59,604
Chevron Corp.	1,080	123,822
China Petroleum & Chemical Corp.	66,000	55,054
Eni SpA	797	13,499
Exxon Mobil Corp.	2,503	183,420
Galp Energia SGPS SA	559	8,719
Husky Energy, Inc.	600	7,119
Imperial Oil, Ltd.	300	8,512
Murphy Oil Corp.	33	903
OMV AG	158	7,843
Repsol SA	523	9,186
Royal Dutch Shell PLC, Class A	3,727	115,393
TOTAL SA	721	39,563

		632,637

Oil Field Machinery & Equipment — 0.1%
CIMC Enric Holdings, Ltd.	19,340	17,024
National Oilwell Varco, Inc.	91	2,683

		19,707

Oil Refining & Marketing — 0.7%
Caltex Australia, Ltd.	1,079	21,074
CVR Energy, Inc.	24	963
HollyFrontier Corp.	38	2,141
Neste Oyj	753	69,030
Phillips 66	378	36,065
Sunoco LP	1,454	44,536
Valero Energy Corp.	795	69,817

		243,626

Oil-Field Services — 0.2%
C&J Energy Services, Inc.†	153	2,459
Newpark Resources, Inc.†	346	2,875

284

SunAmerica Series Trust SA Legg Mason Tactical Opportunities Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Shares	Value (Note 2)
COMMON STOCKS (continued)
Oil-Field Services (continued)
Saipem SpA†	4,290	$20,402
SBM Offshore NV	321	5,292
Schlumberger, Ltd.	887	39,214

		70,242

Optical Supplies — 0.0%
STAAR Surgical Co.†	300	10,719

Paper & Related Products — 0.2%
Domtar Corp.	300	14,070
International Paper Co.	92	4,363
Oji Holdings Corp.	1,100	6,362
Resolute Forest Products, Inc.	1,004	7,831
Stora Enso Oyj, Class R	387	5,181
UPM-Kymmene Oyj	277	8,009
Verso Corp., Class A†	425	10,485

		56,301

Patient Monitoring Equipment — 0.0%
CareDx, Inc.†	300	8,409
Masimo Corp.†	53	6,593

		15,002

Pharmacy Services — 0.3%
CVS Health Corp.	1,412	92,557

Photo Equipment & Supplies — 0.3%
Ambarella, Inc.†	290	11,020
FUJIFILM Holdings Corp.	1,600	68,599
Nikon Corp.	500	8,569

		88,188

Pipelines — 0.3%
Enterprise Products Partners LP	1,635	45,241
Kinder Morgan, Inc.	2,362	42,752

		87,993

Poultry — 0.0%
Sanderson Farms, Inc.	100	12,310

Power Converter/Supply Equipment — 0.1%
Hubbell, Inc.	11	1,203
Schneider Electric SE	260	18,523

		19,726

Printing-Commercial — 0.0%
Quad/Graphics, Inc.	161	2,175
RR Donnelley & Sons Co.	1,569	8,002

		10,177

Private Equity — 0.0%
3i Group PLC	1,125	12,560

Publishing-Periodicals — 0.0%
Wolters Kluwer NV	225	14,020

Racetracks — 0.0%
Penn National Gaming, Inc.†	421	10,205

Real Estate Investment Trusts — 1.2%
AG Mtg. Investment Trust, Inc.	195	3,514
AGNC Investment Corp.	3,341	59,837
American Tower Corp.	478	82,618
Annaly Capital Management, Inc.	5,345	55,802
CareTrust REIT, Inc.	300	6,594
CBL & Associates Properties, Inc.	482	1,200
Chatham Lodging Trust	186	3,759

Security Description	Shares	Value (Note 2)
Real Estate Investment Trusts (continued)
CoreCivic, Inc.	400	$7,948
Cousins Properties, Inc.	750	6,638
Dexus	751	6,278
DiamondRock Hospitality Co.	252	2,560
Equinix, Inc.	91	35,854
Essential Properties Realty Trust, Inc.	300	4,770
Gaming and Leisure Properties, Inc.	1,538	57,675
GEO Group, Inc.	400	9,020
Hersha Hospitality Trust	177	3,280
Link REIT	1,000	10,967
Mirvac Group	3,913	6,833
Park Hotels & Resorts, Inc.	229	6,886
Pebblebrook Hotel Trust	199	6,378
PotlatchDeltic Corp.	78	2,877
RPT Realty	270	3,534
Ryman Hospitality Properties, Inc.	29	2,330
Sabra Health Care REIT, Inc.	300	6,162
Scentre Group	2,500	7,231
Stockland	1,894	5,211
Xenia Hotels & Resorts, Inc.	207	3,885

		409,641

Real Estate Management/Services — 0.4%
CBRE Group, Inc., Class A†	12	549
Daito Trust Construction Co., Ltd.	500	69,565
Jones Lang LaSalle, Inc.	11	1,578
Marcus & Millichap, Inc.†	80	3,168
PSP Swiss Property AG	500	51,404
RE/MAX Holdings, Inc., Class A	182	7,593
Vonovia SE	250	12,529

		146,386

Real Estate Operations & Development — 0.2%
CapitaLand, Ltd.	3,900	9,652
China Vanke Co., Ltd.	3,400	13,929
Howard Hughes Corp.†	3	333
Kerry Properties, Ltd.	1,000	4,165
LEG Immobilien AG	47	5,514
McGrath RentCorp	97	4,889
Swire Properties, Ltd.	1,800	7,051
TAG Immobilien AG	455	11,480

		57,013

Recreational Vehicles — 0.0%
Brunswick Corp.	20	1,006
MasterCraft Boat Holdings, Inc.†	114	2,489
Polaris Industries, Inc.	9	755

		4,250

Rental Auto/Equipment — 0.1%
AMERCO	5	1,813
Ashtead Group PLC	431	10,923
Europcar Mobility Group*	1,890	16,652
Herc Holdings, Inc.†	300	11,115
Textainer Group Holdings, Ltd.†	100	1,302

		41,805

Retail-Apparel/Shoe — 0.2%
ANTA Sports Products, Ltd.	5,690	29,790
Ascena Retail Group, Inc.†	1,409	3,452
Cato Corp., Class A	282	4,188
Children’s Place, Inc.	60	5,806
DSW, Inc., Class A	159	4,333
Express, Inc.†	611	3,238

285

SunAmerica Series Trust SA Legg Mason Tactical Opportunities Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Shares	Value (Note 2)
COMMON STOCKS (continued)
Retail-Apparel/Shoe (continued)
Foot Locker, Inc.	21	$1,174
Gap, Inc.	92	2,340
Next PLC	185	11,762

		66,083

Retail-Auto Parts — 0.0%
AutoZone, Inc.†	7	5,931
Genuine Parts Co.	28	2,795

		8,726

Retail-Automobile — 0.0%
CarMax, Inc.†	42	2,469
Rush Enterprises, Inc., Class A	225	8,606

		11,075

Retail-Building Products — 0.6%
BMC Stock Holdings, Inc.†	600	10,296
Home Depot, Inc.	951	174,537
Lowe’s Cos., Inc.	32	3,077

		187,910

Retail-Consumer Electronics — 0.0%
Best Buy Co., Inc.	71	4,206

Retail-Discount — 0.6%
Costco Wholesale Corp.	151	32,409
Target Corp.	127	9,271
Walmart, Inc.	1,686	161,570

		203,250

Retail-Drug Store — 0.2%
Sundrug Co., Ltd.	300	9,579
Walgreens Boots Alliance, Inc.	910	65,757

		75,336

Retail-Jewelry — 0.2%
Movado Group, Inc.	100	3,195
Pandora A/S	800	34,704
Signet Jewelers, Ltd.	300	7,308
Swatch Group AG	29	8,342

		53,549

Retail-Mail Order — 0.0%
Williams-Sonoma, Inc.	7	381

Retail-Major Department Stores — 0.4%
Nordstrom, Inc.	40	1,856
TJX Cos., Inc.	2,404	119,551

		121,407

Retail-Misc./Diversified — 0.0%
Mr. Price Group, Ltd.	652	10,979

Retail-Pawn Shops — 0.0%
EZCORP, Inc., Class A†	1,000	9,320

Retail-Petroleum Products — 0.0%
World Fuel Services Corp.	500	12,445

Retail-Regional Department Stores — 0.2%
Dillard’s, Inc., Class A	63	4,208
Kohl’s Corp.	785	53,921
Macy’s, Inc.	53	1,394

		59,523

Security Description	Shares	Value (Note 2)
Retail-Restaurants — 0.8%
BJ’s Restaurants, Inc.	41	$2,043
Bloomin’ Brands, Inc.	500	9,215
Brinker International, Inc.	952	38,575
Cheesecake Factory, Inc.	518	23,248
Chipotle Mexican Grill, Inc.†	45	23,832
Dine Brands Global, Inc.	100	7,627
Dunkin’ Brands Group, Inc.	721	49,309
Jack in the Box, Inc.	90	7,286
McDonald’s Corp.	454	81,166
Yum China Holdings, Inc.	924	33,680

		275,981

Retail-Sporting Goods — 0.0%
Hibbett Sports, Inc.†	653	10,670

Rubber-Tires — 0.3%
Bridgestone Corp.	1,500	57,695
Goodyear Tire & Rubber Co.	33	699
Sumitomo Rubber Industries, Ltd.	3,000	41,579

		99,973

Satellite Telecom — 0.4%
Eutelsat Communications SA	3,425	72,600
Intelsat SA†	350	8,516
SES SA FDR	3,172	64,722

		145,838

Savings & Loans/Thrifts — 0.1%
Axos Financial, Inc.†	209	6,345
Berkshire Hills Bancorp, Inc.	107	2,916
First Financial Northwest, Inc.	279	4,227
HomeTrust Bancshares, Inc.	141	3,807
Meridian Bancorp, Inc.	221	3,499
People’s United Financial, Inc.	244	3,997
Provident Financial Services, Inc.	256	6,326
United Financial Bancorp, Inc.	216	3,199
WSFS Financial Corp.	150	6,325

		40,641

Schools — 0.0%
Bridgepoint Education, Inc.†	698	5,675
Career Education Corp.†	191	2,466

		8,141

Security Services — 0.1%
G4S PLC	6,840	17,558

Seismic Data Collection — 0.0%
Geospace Technologies Corp.†	199	2,991

Semiconductor Components-Integrated Circuits — 0.3%
Cirrus Logic, Inc.†	116	4,309
NXP Semiconductors NV	200	17,406
QUALCOMM, Inc.	590	29,217
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	1,460	54,925

		105,857

Semiconductor Equipment — 0.2%
ASML Holding NV (Euronext Amsterdam)	138	24,298
ASML Holding NV (NASDAQ)	105	18,378
Cabot Microelectronics Corp.	100	10,189
Cohu, Inc.	60	1,052
Entegris, Inc.	250	8,262
KLA-Tencor Corp.	38	4,050
MKS Instruments, Inc.	36	2,939

286

SunAmerica Series Trust SA Legg Mason Tactical Opportunities Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Shares	Value (Note 2)
COMMON STOCKS (continued)
Semiconductor Equipment (continued)
Teradyne, Inc.	45	$1,620

		70,788

Shipbuilding — 0.0%
Huntington Ingalls Industries, Inc.	9	1,858

Soap & Cleaning Preparation — 0.2%
Church & Dwight Co., Inc.	974	62,930

Software Tools — 0.1%
VMware, Inc., Class A	150	22,660

Steel Pipe & Tube — 0.1%
Advanced Drainage Systems, Inc.	400	10,200
Tenaris SA	958	11,991

		22,191

Steel-Producers — 0.2%
ArcelorMittal	873	20,268
BlueScope Steel, Ltd.	426	3,870
Nucor Corp.	75	4,593
POSCO ADR	51	3,071
Reliance Steel & Aluminum Co.	17	1,392
Schnitzer Steel Industries, Inc., Class A	200	4,840
Shiloh Industries, Inc.†	348	2,085
SSAB AB, Class A	3,194	12,631
Steel Dynamics, Inc.	56	2,049
thyssenkrupp AG	1,270	22,487

		77,286

Steel-Specialty — 0.0%
Outokumpu Oyj	165	708

Telecom Equipment-Fiber Optics — 0.0%
Ciena Corp.†	183	6,970
Finisar Corp.†	175	3,987

		10,957

Telecom Services — 0.7%
BCE, Inc.	1,600	69,567
HKT Trust & HKT, Ltd.	44,000	64,872
Orange Polska SA†	4,540	6,839
PCCW, Ltd.	73,000	43,572
TELUS Corp.	1,400	49,034

		233,884

Telecommunication Equipment — 0.1%
ADTRAN, Inc.	831	12,116
Aerohive Networks, Inc.†	793	3,029
Juniper Networks, Inc.	66	1,712

		16,857

Telephone-Integrated — 1.7%
AT&T, Inc.	4,036	121,322
Deutsche Telekom AG	5,100	82,847
Frontier Communications Corp.†	279	558
KDDI Corp.	2,700	67,564
Koninklijke KPN NV	1,294	3,987
Nippon Telegraph & Telephone Corp.	1,800	77,257
SoftBank Group Corp.	100	7,847
Telecom Italia SpA†	27,560	15,302
Verizon Communications, Inc.	3,464	190,728

		567,412

Security Description	Shares	Value (Note 2)
Television — 0.1%
CBS Corp., Class B	66	$3,264
Gray Television, Inc.†	246	4,111
Sinclair Broadcast Group, Inc., Class A	250	7,702
World Wrestling Entertainment, Inc., Class A	140	11,528

		26,605

Textile-Apparel — 0.0%
LVMH Moet Hennessy Louis Vuitton SE	34	10,920

Theaters — 0.0%
AMC Entertainment Holdings, Inc., Class A	400	5,860
Cinemark Holdings, Inc.	16	655

		6,515

Therapeutics — 0.0%
Akebia Therapeutics, Inc.†	202	1,113
Sarepta Therapeutics, Inc.†	56	7,824

		8,937

Tobacco — 0.7%
Altria Group, Inc.	1,868	92,186
British American Tobacco PLC	189	6,668
Imperial Brands PLC	3,223	106,795
Japan Tobacco, Inc.	200	5,051
Philip Morris International, Inc.	290	22,249
Scandinavian Tobacco Group A/S*	354	4,582
Swedish Match AB	305	13,660

		251,191

Tools-Hand Held — 0.0%
Snap-on, Inc.	14	2,324
Stanley Black & Decker, Inc.	29	3,667

		5,991

Toys — 0.0%
Bandai Namco Holdings, Inc.	300	13,212

Transport-Air Freight — 0.0%
Atlas Air Worldwide Holdings, Inc.†	150	7,983

Transport-Marine — 0.1%
AP Moller - Maersk A/S, Series B	20	26,621
Safe Bulkers, Inc.†	1,204	1,866

		28,487

Transport-Rail — 0.0%
Kansas City Southern	21	2,221

Transport-Services — 0.6%
ComfortDelGro Corp., Ltd.	21,684	37,579
DSV A/S	117	9,329
FedEx Corp.	11	1,953
Kamigumi Co., Ltd.	500	11,058
Royal Mail PLC	14,692	51,713
United Parcel Service, Inc., Class B	857	90,328

		201,960

Transport-Truck — 0.0%
Covenant Transportation Group, Inc., Class A†	131	3,089
Heartland Express, Inc.	144	2,881
Werner Enterprises, Inc.	116	3,819

		9,789

287

SunAmerica Series Trust SA Legg Mason Tactical Opportunities Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Shares/ Principal Amount	Value (Note 2)
COMMON STOCKS (continued)
Warehousing & Harbor Transportation Services — 0.1%
Hutchison Port Holdings Trust	166,203	$41,580

Water — 0.1%
United Utilities Group PLC	1,236	13,476
Veolia Environnement SA	220	4,646

		18,122

Water Treatment Systems — 0.0%
Kurita Water Industries, Ltd.	200	5,071
Pentair PLC	34	1,400

		6,471

Web Portals/ISP — 0.8%
Alphabet, Inc., Class A†	101	113,715
Alphabet, Inc., Class C†	140	156,292
Baidu, Inc. ADR†	50	8,631

		278,638

Wireless Equipment — 0.2%
Motorola Solutions, Inc.	521	60,910

Total Common Stocks (cost $21,605,469)		21,341,650

U.S. CORPORATE BONDS & NOTES — 14.5%
Aerospace/Defense — 0.4%
Lockheed Martin Corp. Senior Notes 2.90% due 03/01/2025	$153,000	150,103

Aerospace/Defense-Equipment — 0.4%
United Technologies Corp. Senior Notes 4.50% due 04/15/2020	142,000	144,594

Applications Software — 0.3%
Microsoft Corp. Senior Notes 2.40% due 08/08/2026	104,000	99,178

Auto-Cars/Light Trucks — 0.3%
General Motors Financial Co., Inc. Company Guar. Notes 3.95% due 04/13/2024	101,000	96,755

Banks-Commercial — 0.4%
BB&T Corp. Senior Notes 3.20% due 09/03/2021	150,000	150,642

Banks-Super Regional — 1.0%
PNC Funding Corp. Senior Notes 3.30% due 03/08/2022	97,000	97,602
US Bancorp Senior Notes 3.15% due 04/27/2027	146,000	143,820
Wells Fargo & Co. Senior Notes 3.90% due 05/01/2045	107,000	103,875

		345,297

Cable/Satellite TV — 0.4%
Comcast Corp. Company Guar. Notes 4.65% due 07/15/2042	143,000	146,440

Security Description	Principal Amount	Value (Note 2)
Computers — 0.2%
Apple, Inc. FRS Senior Notes 2.89% (3 ML+0.30%) due 05/06/2019	$68,000	$68,050

Diversified Banking Institutions — 1.6%
Bank of America Corp. Senior Notes 3.50% due 04/19/2026	151,000	149,653
Citigroup, Inc. Senior Notes 3.20% due 10/21/2026	104,000	100,061
Goldman Sachs Group, Inc. Senior Notes 4.80% due 07/08/2044	154,000	158,452
JPMorgan Chase & Co. Senior Notes 5.40% due 01/06/2042	131,000	150,554

		558,720

Diversified Manufacturing Operations — 0.4%
General Electric Capital Corp. Senior Notes 6.75% due 03/15/2032	139,000	152,410

Enterprise Software/Service — 0.6%
Oracle Corp. Senior Notes 5.00% due 07/08/2019	191,000	192,890

Finance-Credit Card — 1.5%
American Express Credit Corp. Senior Notes 2.70% due 03/03/2022	148,000	146,618
Capital One Financial Corp. Senior Notes 3.20% due 02/05/2025	155,000	148,883
Visa, Inc. Senior Notes 4.30% due 12/14/2045	191,000	205,715

		501,216

Insurance-Life/Health — 0.3%
Prudential Financial, Inc. Senior Bonds 4.60% due 05/15/2044	100,000	103,542

Insurance-Multi-line — 0.3%
MetLife, Inc. Senior Notes 3.60% due 04/10/2024	97,000	99,045

Insurance-Property/Casualty — 0.3%
ACE INA Holdings, Inc. Company Guar. Notes 2.88% due 11/03/2022	92,000	91,928

Medical-Biomedical/Gene — 0.4%
Gilead Sciences, Inc. Senior Notes 4.40% due 12/01/2021	141,000	145,609

Medical-HMO — 0.6%
UnitedHealth Group, Inc. Senior Notes 2.70% due 07/15/2020	96,000	95,962

288

SunAmerica Series Trust SA Legg Mason Tactical Opportunities Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Principal Amount	Value (Note 2)
U.S. CORPORATE BONDS & NOTES (continued)
Medical-HMO (continued)
WellPoint, Inc. Senior Notes 3.13% due 05/15/2022	$99,000	$98,727

		194,689

Medical-Wholesale Drug Distribution — 0.3%
Cardinal Health, Inc. Senior Notes 1.95% due 06/14/2019	97,000	96,704

Multimedia — 0.6%
Walt Disney Co. Senior Notes 3.00% due 02/13/2026	200,000	197,519

Oil Companies-Exploration & Production — 0.6%
Noble Energy, Inc. Senior Notes 4.15% due 12/15/2021	97,000	98,113
Occidental Petroleum Corp. Senior Notes 3.40% due 04/15/2026	100,000	100,046

		198,159

Oil Companies-Integrated — 0.7%
Chevron Corp. Senior Notes 2.42% due 11/17/2020	152,000	151,488
Exxon Mobil Corp. Senior Notes 3.57% due 03/06/2045	105,000	99,751

		251,239

Pharmacy Services — 0.3%
CVS Health Corp. Senior Notes 3.35% due 03/09/2021	96,000	96,413

Pipelines — 0.4%
Enterprise Products Operating LLC Company Guar. Notes 3.75% due 02/15/2025	150,000	151,835

Retail-Building Products — 0.3%
Home Depot, Inc. Senior Notes 4.20% due 04/01/2043	93,000	94,268

Retail-Restaurants — 0.3%
McDonald’s Corp. Senior Notes 3.38% due 05/26/2025	101,000	100,518

Telephone-Integrated — 0.7%
AT&T, Inc. Senior Notes 5.35% due 09/01/2040	100,000	100,981
Verizon Communications, Inc. Senior Notes 4.33% due 09/21/2028	134,000	138,632
Verizon Communications, Inc. Senior Notes 5.15% due 09/15/2023	10,000	10,864

		250,477

Security Description	Shares/ Principal Amount	Value (Note 2)
Transport-Rail — 0.5%
Norfolk Southern Corp. Senior Notes 3.85% due 01/15/2024	$180,000	$183,926

Transport-Services — 0.4%
FedEx Corp. Company Guar. Notes 4.75% due 11/15/2045	154,000	149,158

Total U.S. Corporate Bonds & Notes (cost $5,043,691)		5,011,324

U.S. GOVERNMENT AGENCIES — 3.5%
Federal Home Loan Mtg. Corp. — 1.2%
3.50% due 03/01/2046	223,462	226,282
3.75% due 03/27/2019	199,000	199,412

		425,694

Federal National Mtg. Assoc. — 2.3%
2.13% due 04/24/2026	357,000	342,334
4.50% due 02/01/2048	419,457	436,026

		778,360

Total U.S. Government Agencies (cost $1,200,378)		1,204,054

U.S. GOVERNMENT TREASURIES — 10.3%
United States Treasury Bonds — 2.5%
1.00% due 02/15/2048 TIPS(3)	102,218	99,919
2.75% due 11/15/2042	206,000	197,865
2.75% due 11/15/2047	216,000	204,998
3.38% due 05/15/2044	335,000	357,874

		860,656

United States Treasury Notes — 7.8%
1.25% due 10/31/2021	264,000	255,636
1.50% due 10/31/2019	359,000	356,237
1.63% due 07/31/2019	92,000	91,623
1.75% due 05/15/2023	251,000	243,892
2.00% due 02/15/2025	156,000	151,612
2.00% due 11/15/2026	213,000	204,438
2.13% due 06/30/2022	310,000	306,864
2.25% due 01/31/2024	142,000	140,663
2.25% due 11/15/2024	174,000	171,771
2.25% due 02/15/2027	200,000	195,172
2.63% due 08/31/2020	252,000	252,482
3.13% due 05/15/2021	301,000	305,386

		2,675,776

Total U.S. Government Treasuries (cost $3,512,840)		3,536,432

EXCHANGE-TRADED FUNDS — 5.3%
FlexShares Quality Dividend Index Fund ETF	34,124	1,459,825
Invesco S&P 500 Pure Value ETF	3,662	231,658
iShares Core High Dividend ETF	321	28,392
iShares Russell 1000 Value ETF	170	20,320
iShares Russell 2000 ETF	526	78,406

Total Exchange-Traded Funds (cost $1,810,968)		1,818,601

Total Long-Term Investment Securities (cost $33,173,346)		32,912,061

289

SunAmerica Series Trust SA Legg Mason Tactical Opportunities Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Shares	Value (Note 2)
SHORT-TERM INVESTMENT SECURITIES — 5.0%
Registered Investment Companies — 5.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class 2.32%(4) (cost $1,714,136)	1,714,136	$1,714,136

TOTAL INVESTMENTS (cost $34,887,482)(5)	100.5%	34,626,197
Liabilities in excess of other assets	(0.5)	(182,599)

NET ASSETS	100.0%	$34,443,598

†	Non-income producing security
*	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Portfolio has no right to demand registration of these securities. At January 31, 2019, the aggregate value of these securities was $46,923 representing 0.1% of net assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(1)	Securities classified as Level 3 (see Note 2).
(2)	Illiquid security. At January 31, 2019, the aggregate value of these securities was $162 representing 0.0% of net assets.

(3)	Principal amount of security is adjusted for inflation.
(4)	The rate shown is the 7-day yield as of January 31, 2019.
(5)	See Note 3 for cost of investments on a tax basis.
ADR	— American Depositary Receipt
CVA	— Certification Van Aandelen (Dutch Cert.)
CVR	— Contingent Value Rights
ETF	— Exchange-Traded Funds
Euronext	Amsterdam — Euronext Stock Exchange, Amsterdam
FDR	— Fiduciary Depositary Receipt
NASDAQ	— National Association of Securities Dealers Automated
Quotations
TIPS	— Treasury Inflation Protected Securities
FRS	— Floating Rate Security

The rates shown on FRS are the current interest rates at January 31, 2019 and unless noted otherwise, the dates shown are the original maturity dates.

Index Legend

3 ML— 3 Month USD LIBOR

Futures Contracts

Number of Contracts	Type	Description	Expiration Month	Notional Basis*	Notional Value*	Unrealized Appreciation (Depreciation)

1	Long	S&P 500 E-Mini Index	March 2019	$132,815	$135,225	$2,410

1	Short	U.S. Treasury 10 Year Notes	March 2019	120,420	122,469	(2,049)

						$361

*	Notional basis refers to the contractual amount agreed upon at inception of the open contract; notional value represents the current value of the open contract.

The following is a summary of the inputs used to value the Portfolio's net assets as of January 31, 2019 (see Note 2):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs		Level 3 - Significant Unobservable Inputs	Total
ASSETS:
Investments at Value:*
Common Stocks:
Chemicals-Plastics	$—	$—		$162	$162
Other Industries	15,032,802	6,308,686	**	—	21,341,488
U.S. Corporate Bonds & Notes	—	5,011,324		—	5,011,324
U.S. Government Agencies	—	1,204,054		—	1,204,054
U.S. Government Treasuries	—	3,536,432		—	3,536,432
Exchange-Traded Funds	1,818,601	—		—	1,818,601
Short-Term Investment Securities	1,714,136	—		—	1,714,136

Total Investments at Value	$18,565,539	$16,060,496		$162	$34,626,197

Other Financial Instruments:+
Futures Contracts	$2,410	$—		$—	$2,410

LIABILITIES:
Other Financial Instruments:+
Futures Contracts	$2,049	$—		$—	$2,049

*	For a detailed presentation of investments, please refer to the Portfolio of Investments.
**	Represents foreign equity securities that have been fair valued in accordance with pricing procedures approved by the Board (see Note 2).
+	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forward, swap and written option contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

At the end of the reporting period, Level 3 investments in securities were not considered a material portion of the Portfolio. There were no Level 3 transfers during the reporting period.

See Notes to Financial Statements

290

SunAmerica Series Trust SA MFS Blue Chip Growth Portfolio

PORTFOLIO PROFILE — January 31, 2019 — (unaudited)

Industry Allocation*

Applications Software	9.1%
E-Commerce/Products	6.4
Medical-Biomedical/Gene	5.6
Computers	5.4
Web Portals/ISP	5.4
Finance-Credit Card	4.9
Computer Services	3.5
Aerospace/Defense	3.1
Retail-Restaurants	2.9
Medical-Drugs	2.7
Electronic Forms	2.5
Real Estate Investment Trusts	2.5
Electronic Components-Semiconductors	2.4
Internet Content-Entertainment	2.3
Diversified Manufacturing Operations	2.2
Transport-Rail	2.2
E-Commerce/Services	2.1
Pharmacy Services	1.6
Tobacco	1.6
Auto/Truck Parts & Equipment-Original	1.5
Entertainment Software	1.5
Data Processing/Management	1.5
Beverages-Non-alcoholic	1.5
Medical-Hospitals	1.4
Hotels/Motels	1.3
Retail-Drug Store	1.2
Retail-Apparel/Shoe	1.2
Consumer Products-Misc.	1.1
Agricultural Chemicals	1.1
Medical Products	1.1
Networking Products	1.1
Medical-HMO	1.0
Airlines	1.0
Independent Power Producers	1.0
Food-Meat Products	1.0
Chemicals-Diversified	0.8
Insurance-Multi-line	0.8
Food-Misc./Diversified	0.8
Retail-Discount	0.8
Commercial Services-Finance	0.7
Oil Refining & Marketing	0.7
Retail-Building Products	0.7
Diversified Banking Institutions	0.7
Finance-Consumer Loans	0.6
Electric-Integrated	0.6
Web Hosting/Design	0.5
Athletic Footwear	0.5
Distribution/Wholesale	0.4
Semiconductor Equipment	0.4
Internet Application Software	0.4
Retail-Auto Parts	0.4
Medical-Wholesale Drug Distribution	0.4
Recreational Vehicles	0.3
Building-Residential/Commercial	0.3
U.S. Government Agencies	0.3
Retail-Major Department Stores	0.3
Computers-Memory Devices	0.3
Drug Delivery Systems	0.2
Transport-Services	0.2
Cable/Satellite TV	0.1

100.1%

*	Calculated as a percentage of net assets

291

SunAmerica Series Trust SA MFS Blue Chip Growth Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019

Security Description	Shares	Value (Note 2)
COMMON STOCKS — 99.8%
Aerospace/Defense — 3.1%
Boeing Co.	54,866	$21,157,427

Agricultural Chemicals — 1.1%
CF Industries Holdings, Inc.	175,477	7,659,571

Airlines — 1.0%
Delta Air Lines, Inc.	137,711	6,807,055

Applications Software — 9.1%
Microsoft Corp.	447,514	46,733,887
salesforce.com, Inc.†	92,924	14,121,660
Tableau Software, Inc., Class A†	7,927	1,013,388

		61,868,935

Athletic Footwear — 0.5%
NIKE, Inc., Class B	39,879	3,265,293

Auto/Truck Parts & Equipment-Original — 1.5%
Allison Transmission Holdings, Inc.	71,413	3,475,671
Lear Corp.	44,819	6,898,988

		10,374,659

Beverages-Non-alcoholic — 1.5%
PepsiCo, Inc.	90,706	10,219,845

Building-Residential/Commercial — 0.3%
Toll Brothers, Inc.	60,206	2,224,010

Cable/Satellite TV — 0.1%
Comcast Corp., Class A	16,182	591,776

Chemicals-Diversified — 0.8%
Eastman Chemical Co.	69,807	5,627,840

Commercial Services-Finance — 0.7%
WEX, Inc.†	30,874	4,980,902

Computer Services — 3.5%
Accenture PLC, Class A	52,781	8,104,523
Cognizant Technology Solutions Corp., Class A	123,914	8,634,327
DXC Technology Co.	110,158	7,063,331

		23,802,181

Computers — 5.4%
Apple, Inc.	221,903	36,933,535

Computers-Memory Devices — 0.3%
Western Digital Corp.	45,684	2,055,323

Consumer Products-Misc. — 1.1%
Kimberly-Clark Corp.	69,585	7,750,377

Data Processing/Management — 1.5%
Fidelity National Information Services, Inc.	47,449	4,959,844
First Data Corp., Class A†	214,158	5,278,995

		10,238,839

Distribution/Wholesale — 0.4%
HD Supply Holdings, Inc.†	57,309	2,403,539
WW Grainger, Inc.	2,179	643,655

		3,047,194

Diversified Banking Institutions — 0.7%
Bank of America Corp.	166,341	4,735,728

Diversified Manufacturing Operations — 2.2%
Eaton Corp. PLC	19,414	1,480,318
Illinois Tool Works, Inc.	17,375	2,385,761
Ingersoll-Rand PLC	76,536	7,656,661

Security Description	Shares	Value (Note 2)
Diversified Manufacturing Operations (continued)
Textron, Inc.	69,272	$3,687,349

		15,210,089

Drug Delivery Systems — 0.2%
DexCom, Inc.†	9,216	1,299,733

E-Commerce/Products — 6.4%
Amazon.com, Inc.†	25,524	43,868,865

E-Commerce/Services — 2.1%
Booking Holdings, Inc.†	6,533	11,973,748
TripAdvisor, Inc.†	39,989	2,294,569

		14,268,317

Electric-Integrated — 0.6%
AES Corp.	244,034	3,999,717

Electronic Components-Semiconductors — 2.4%
Broadcom, Inc.	11,909	3,194,589
NVIDIA Corp.	61,281	8,809,144
Texas Instruments, Inc.	40,440	4,071,499

		16,075,232

Electronic Forms — 2.5%
Adobe, Inc.†	68,217	16,905,537

Entertainment Software — 1.5%
Electronic Arts, Inc.†	81,722	7,538,037
Take-Two Interactive Software, Inc.†	26,711	2,819,346

		10,357,383

Finance-Consumer Loans — 0.6%
Synchrony Financial	141,413	4,248,047

Finance-Credit Card — 4.9%
Discover Financial Services	102,470	6,915,700
Mastercard, Inc., Class A	83,583	17,646,879
Visa, Inc., Class A	67,325	9,089,548

		33,652,127

Food-Meat Products — 1.0%
Tyson Foods, Inc., Class A	105,307	6,520,610

Food-Misc./Diversified — 0.8%
General Mills, Inc.	122,326	5,436,168

Hotels/Motels — 1.3%
Marriott International, Inc., Class A	76,504	8,762,003

Independent Power Producers — 1.0%
NRG Energy, Inc.	160,358	6,560,246

Insurance-Multi-line — 0.8%
MetLife, Inc.	120,972	5,524,791

Internet Application Software — 0.4%
Okta, Inc.†	32,283	2,661,088

Internet Content-Entertainment — 2.3%
Facebook, Inc., Class A†	95,670	15,947,232

Medical Products — 1.1%
ABIOMED, Inc.†	21,419	7,519,568

Medical-Biomedical/Gene — 5.6%
Amgen, Inc.	14,619	2,735,361
Biogen, Inc.†	34,811	11,619,215
Celgene Corp.†	87,983	7,782,976
Illumina, Inc.†	30,092	8,419,441
Incyte Corp.†	9,902	798,002
Vertex Pharmaceuticals, Inc.†	35,426	6,763,178

		38,118,173

292

SunAmerica Series Trust SA MFS Blue Chip Growth Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Shares	Value (Note 2)
COMMON STOCKS (continued)
Medical-Drugs — 2.7%
Bristol-Myers Squibb Co.	169,570	$8,371,671
Eli Lilly & Co.	60,754	7,281,974
Johnson & Johnson	19,112	2,543,425

		18,197,070

Medical-HMO — 1.0%
Humana, Inc.	2,073	640,536
UnitedHealth Group, Inc.	24,035	6,494,257

		7,134,793

Medical-Hospitals — 1.4%
HCA Healthcare, Inc.	70,149	9,780,875

Medical-Wholesale Drug Distribution — 0.4%
McKesson Corp.	19,060	2,444,445

Networking Products — 1.1%
Cisco Systems, Inc.	154,767	7,318,931

Oil Refining & Marketing — 0.7%
Marathon Petroleum Corp.	73,765	4,887,669

Oil-Field Services — 0.0%
Schlumberger, Ltd.	2	88

Pharmacy Services — 1.6%
Cigna Corp.	22,627	4,521,101
CVS Health Corp.	95,629	6,268,481

		10,789,582

Real Estate Investment Trusts — 2.5%
Extra Space Storage, Inc.	13,253	1,306,878
Life Storage, Inc.	53,336	5,241,329
Simon Property Group, Inc.	56,451	10,280,856

		16,829,063

Recreational Vehicles — 0.3%
Brunswick Corp.	46,894	2,359,706

Retail-Apparel/Shoe — 1.2%
Lululemon Athletica, Inc.†	25,082	3,707,370
Ross Stores, Inc.	11,113	1,023,730
Urban Outfitters, Inc.†	101,244	3,270,181

		8,001,281

Retail-Auto Parts — 0.4%
Advance Auto Parts, Inc.	15,725	2,503,420

Retail-Building Products — 0.7%
Home Depot, Inc.	26,224	4,812,891

Security Description	Shares/ Principal Amount	Value (Note 2)
Retail-Discount — 0.8%
Costco Wholesale Corp.	24,104	$5,173,442

Retail-Drug Store — 1.2%
Walgreens Boots Alliance, Inc.	116,875	8,445,388

Retail-Major Department Stores — 0.3%
TJX Cos., Inc.	42,362	2,106,662

Retail-Restaurants — 2.9%
Domino’s Pizza, Inc.	28,222	8,007,428
Starbucks Corp.	168,335	11,470,347

		19,477,775

Semiconductor Equipment — 0.4%
Lam Research Corp.	16,968	2,877,434

Tobacco — 1.6%
Altria Group, Inc.	73,077	3,606,350
Philip Morris International, Inc.	93,621	7,182,603

		10,788,953

Transport-Rail — 2.2%
Union Pacific Corp.	94,605	15,048,817

Transport-Services — 0.2%
Expeditors International of Washington, Inc.	15,095	1,046,084

Web Hosting/Design — 0.5%
GoDaddy, Inc., Class A†	49,313	3,384,351

Web Portals/ISP — 5.4%
Alphabet, Inc., Class A†	14,568	16,401,965
Alphabet, Inc., Class C†	18,132	20,242,021

		36,643,986

Total Long-Term Investment Securities (cost $605,978,390)		680,328,122

SHORT-TERM INVESTMENT SECURITIES — 0.3%
U.S. Government Agencies — 0.3%
Federal Home Loan Bank Disc. Notes 2.23% due 02/01/2019 (cost $2,119,000)	$2,119,000	2,119,000

TOTAL INVESTMENTS (cost $608,097,390)(1)	100.1%	682,447,122
Liabilities in excess of other assets	(0.1)	(503,267)

NET ASSETS	100.0%	$681,943,855

†	Non-income producing security
(1)	See Note 3 for cost of investments on a tax basis.

The following is a summary of the inputs used to value the Portfolio’s net assets as of January 31, 2019 (see Note 2):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ASSETS:
Investments at Value:*
Common Stocks	$680,328,122	$—	$—	$680,328,122
Short-Term Investment Securities	—	2,119,000	—	2,119,000

Total Investments at Value	$680,328,122	$2,119,000	$—	$682,447,122

*	For a detailed presentation of investments, please refer to the Portfolio of Investments.

See Notes to Financial Statements

293

SunAmerica Series Trust SA MFS Massachusetts Investors Trust Portfolio

PORTFOLIO PROFILE — January 31, 2019 — (unaudited)

Industry Allocation*

Diversified Banking Institutions	8.1%
Computer Services	5.9
Finance-Credit Card	5.3
Medical-Drugs	5.2
Diagnostic Equipment	5.1
Web Portals/ISP	4.7
Real Estate Investment Trusts	2.9
Beverages-Wine/Spirits	2.4
Medical Instruments	2.3
Applications Software	2.3
Cable/Satellite TV	2.1
Data Processing/Management	2.1
Food-Misc./Diversified	2.0
Cosmetics & Toiletries	1.9
Retail-Restaurants	1.8
Instruments-Controls	1.8
Retail-Discount	1.8
Oil Companies-Exploration & Production	1.8
Transport-Rail	1.7
Oil-Field Services	1.7
Electronic Components-Semiconductors	1.6
Pipelines	1.6
Internet Content-Entertainment	1.6
Finance-Other Services	1.5
Coatings/Paint	1.4
Aerospace/Defense-Equipment	1.4
Retail-Apparel/Shoe	1.4
Retail-Gardening Products	1.4
Food-Dairy Products	1.3
Electronic Forms	1.3
Athletic Footwear	1.3
Containers-Metal/Glass	1.2
Banks-Super Regional	1.1
Insurance-Multi-line	1.1
Medical-Biomedical/Gene	1.1
Textile-Apparel	1.1
Networking Products	1.1
Entertainment Software	1.1
Electric Products-Misc.	1.1
Computers	1.0
Medical Products	1.0
Home Decoration Products	1.0
Chemicals-Diversified	1.0
Semiconductor Components-Integrated Circuits	0.9
Medical-Wholesale Drug Distribution	0.9
Electronic Connectors	0.9
Private Equity	0.9
Consumer Products-Misc.	0.8
Electronic Measurement Instruments	0.8
Finance-Investment Banker/Broker	0.7
Food-Catering	0.6
Multimedia	0.6
Electric-Integrated	0.5
Engineering/R&D Services	0.4
U.S. Government Agencies	0.4

100.0%

*	Calculated as a percentage of net assets

294

SunAmerica Series Trust SA MFS Massachusetts Investors Trust Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019

Security Description	Shares	Value (Note 2)
COMMON STOCKS — 99.6%
Aerospace/Defense-Equipment — 1.4%
United Technologies Corp.	115,466	$13,633,071

Applications Software — 2.3%
Microsoft Corp.	144,272	15,066,325
salesforce.com, Inc.†	49,685	7,550,629

		22,616,954

Athletic Footwear — 1.3%
NIKE, Inc., Class B	151,018	12,365,354

Banks-Super Regional — 1.1%
US Bancorp	218,971	11,202,556

Beverages-Wine/Spirits — 2.4%
Diageo PLC	250,947	9,568,942
Pernod Ricard SA	81,981	13,617,007

		23,185,949

Cable/Satellite TV — 2.1%
Comcast Corp., Class A	576,611	21,086,664

Chemicals-Diversified — 1.0%
PPG Industries, Inc.	91,730	9,672,011

Coatings/Paint — 1.4%
Sherwin-Williams Co.	33,590	14,158,857

Computer Services — 5.9%
Accenture PLC, Class A	114,271	17,546,312
Amdocs, Ltd.	208,573	11,655,059
Cognizant Technology Solutions Corp., Class A	258,505	18,012,628
DXC Technology Co.	178,504	11,445,677

		58,659,676

Computers — 1.0%
Apple, Inc.	61,802	10,286,325

Consumer Products-Misc. — 0.8%
Kimberly-Clark Corp.	70,019	7,798,716

Containers-Metal/Glass — 1.2%
Crown Holdings, Inc.†	231,749	11,819,199

Cosmetics & Toiletries — 1.9%
Colgate-Palmolive Co.	192,341	12,440,616
Estee Lauder Cos., Inc., Class A	42,996	5,865,514

		18,306,130

Data Processing/Management — 2.1%
Fidelity National Information Services, Inc.	194,687	20,350,632

Diagnostic Equipment — 5.1%
Danaher Corp.	232,842	25,826,835
Thermo Fisher Scientific, Inc.	98,177	24,119,143

		49,945,978

Diversified Banking Institutions — 8.1%
Bank of America Corp.	876,046	24,941,030
Goldman Sachs Group, Inc.	67,474	13,360,527
JPMorgan Chase & Co.	293,721	30,400,123
Morgan Stanley	274,752	11,622,009

		80,323,689

Electric Products-Misc. — 1.1%
AMETEK, Inc.	141,787	10,336,272

Security Description	Shares	Value (Note 2)
Electric-Integrated — 0.5%
American Electric Power Co., Inc.	65,515	$5,183,547

Electronic Components-Semiconductors — 1.6%
Texas Instruments, Inc.	157,552	15,862,335

Electronic Connectors — 0.9%
TE Connectivity, Ltd.	107,917	8,735,881

Electronic Forms — 1.3%
Adobe, Inc.†	51,967	12,878,462

Electronic Measurement Instruments — 0.8%
Fortive Corp.	98,891	7,415,836

Engineering/R&D Services — 0.4%
Fluor Corp.	113,523	4,151,536

Entertainment Software — 1.1%
Electronic Arts, Inc.†	114,816	10,590,628

Finance-Credit Card — 5.3%
Mastercard, Inc., Class A	103,330	21,816,063
Visa, Inc., Class A	222,665	30,062,001

		51,878,064

Finance-Investment Banker/Broker — 0.7%
TD Ameritrade Holding Corp.	114,661	6,415,283

Finance-Other Services — 1.5%
Nasdaq, Inc.	171,274	15,078,963

Food-Catering — 0.6%
Aramark	190,115	6,264,289

Food-Dairy Products — 1.3%
Danone SA	180,884	13,155,780

Food-Misc./Diversified — 2.0%
Mondelez International, Inc., Class A	424,887	19,655,273

Home Decoration Products — 1.0%
Newell Brands, Inc.	471,913	10,009,275

Instruments-Controls — 1.8%
Honeywell International, Inc.	125,332	18,001,435

Insurance-Multi-line — 1.1%
Chubb, Ltd.	84,051	11,182,986

Internet Content-Entertainment — 1.6%
Facebook, Inc., Class A†	93,490	15,583,848

Medical Instruments — 2.3%
Medtronic PLC	261,483	23,112,482

Medical Products — 1.0%
Abbott Laboratories	139,957	10,214,062

Medical-Biomedical/Gene — 1.1%
Biogen, Inc.†	33,405	11,149,921

Medical-Drugs — 5.2%
Eli Lilly & Co.	107,589	12,895,618
Johnson & Johnson	225,144	29,962,163
Zoetis, Inc.	100,419	8,652,101

		51,509,882

Medical-Wholesale Drug Distribution — 0.9%
McKesson Corp.	71,600	9,182,700

Multimedia — 0.6%
Walt Disney Co.	52,368	5,840,079

Networking Products — 1.1%
Cisco Systems, Inc.	224,896	10,635,332

295

SunAmerica Series Trust SA MFS Massachusetts Investors Trust Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Shares	Value (Note 2)
COMMON STOCKS (continued)
Oil Companies-Exploration & Production — 1.8%
EOG Resources, Inc.	178,123	$17,669,802

Oil-Field Services — 1.7%
Core Laboratories NV	44,665	3,013,101
Schlumberger, Ltd.	303,846	13,433,032

		16,446,133

Pipelines — 1.6%
Enterprise Products Partners LP	567,076	15,690,993

Private Equity — 0.9%
Blackstone Group LP	258,170	8,700,329

Real Estate Investment Trusts — 2.9%
American Tower Corp.	166,704	28,813,119

Retail-Apparel/Shoe — 1.4%
Ross Stores, Inc.	147,540	13,591,385

Retail-Discount — 1.8%
Costco Wholesale Corp.	51,652	11,086,069
Dollar Tree, Inc.†	68,035	6,587,829

		17,673,898

Retail-Gardening Products — 1.4%
Tractor Supply Co.	158,887	13,568,950

Retail-Restaurants — 1.8%
Starbucks Corp.	267,533	18,229,699

Semiconductor Components-Integrated Circuits — 0.9%
Analog Devices, Inc.	94,295	9,322,004

Security Description	Shares/ Principal Amount	Value (Note 2)
Textile-Apparel — 1.1%
LVMH Moet Hennessy Louis Vuitton SE	33,888	$10,884,124

Transport-Rail — 1.7%
Canadian National Railway Co.	205,008	17,122,268

Veterinary Diagnostics — 0.0%
Elanco Animal Health, Inc.†	13,335	389,115

Web Portals/ISP — 4.7%
Alphabet, Inc., Class A†	29,779	33,527,879
Alphabet, Inc., Class C†	11,863	13,243,497

		46,771,376

Total Long-Term Investment Securities (cost $747,584,250)		984,309,107

SHORT-TERM INVESTMENT SECURITIES — 0.4%
U.S. Government Agencies — 0.4%
Federal Home Loan Bank Disc. Notes 2.23% due 02/01/2019 (cost $4,002,000)	$4,002,000	4,002,000

TOTAL INVESTMENTS (cost $751,586,250)(1)	100.0%	988,311,107
Liabilities in excess of other assets	(0.0)	(480,791)

NET ASSETS	100.0%	$987,830,316

†	Non-income producing security
(1)	See Note 3 for cost of investments on a tax basis.

The following is a summary of the inputs used to value the Portfolio’s net assets as of January 31, 2019 (see Note 2):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs		Level 3 - Significant Unobservable Inputs	Total
ASSETS:
Investments at Value:*
Common Stocks	$937,083,255	$47,225,852	**	$—	$984,309,107
Short-Term Investment Securities	—	4,002,000		—	4,002,000

Total Investments at Value	$937,083,255	$51,227,852		$—	$988,311,107

*	For a detailed presentation of investments, please refer to the Portfolio of Investments.
**	Represents foreign equity securities that have been fair valued in accordance with pricing procedures approved by the Board (See Note 2).

See Notes to Financial Statements

296

SunAmerica Series Trust SA MFS Total Return Portfolio

PORTFOLIO PROFILE — January 31, 2019 — (unaudited)

Industry Allocation*

Diversified Banking Institutions	6.5%
United States Treasury Notes	6.0
Federal National Mtg. Assoc.	5.4
United States Treasury Bonds	5.2
Medical-Drugs	4.4
Federal Home Loan Mtg. Corp.	4.4
Diversified Financial Services	3.4
Electric-Integrated	2.7
Government National Mtg. Assoc.	2.5
Banks-Super Regional	2.0
Diversified Manufacturing Operations	1.9
Diagnostic Equipment	1.9
Insurance-Multi-line	1.8
Tobacco	1.8
Computer Services	1.7
Cable/Satellite TV	1.7
U.S. Government Agencies	1.6
Real Estate Investment Trusts	1.6
Pipelines	1.5
Oil Companies-Integrated	1.3
Aerospace/Defense	1.3
Food-Misc./Diversified	1.3
Transport-Rail	1.2
Medical Products	1.2
Chemicals-Diversified	1.2
Banks-Fiduciary	1.0
Electronic Components-Semiconductors	1.0
Applications Software	1.0
Medical Instruments	1.0
Oil Companies-Exploration & Production	0.9
Aerospace/Defense-Equipment	0.9
Auto/Truck Parts & Equipment-Original	0.9
Insurance Brokers	0.8
Instruments-Controls	0.8
Semiconductor Components-Integrated Circuits	0.8
Pharmacy Services	0.7
Investment Management/Advisor Services	0.7
Networking Products	0.7
Commercial Services-Finance	0.7
Insurance-Property/Casualty	0.7
Finance-Credit Card	0.6
Coatings/Paint	0.6
Building Products-Air & Heating	0.6
Banks-Commercial	0.6
Electronic Forms	0.6
Data Processing/Management	0.6
E-Commerce/Products	0.6
Telephone-Integrated	0.6
Oil Refining & Marketing	0.6
Computers	0.5
Beverages-Wine/Spirits	0.5
Insurance-Life/Health	0.5
Electric-Distribution	0.5
Advertising Agencies	0.5
Auto-Cars/Light Trucks	0.5
Medical-HMO	0.5
Medical-Hospitals	0.5
Finance-Other Services	0.4
Metal-Diversified	0.4
Private Equity	0.4
Medical-Biomedical/Gene	0.4
Medical-Wholesale Drug Distribution	0.4
Consumer Products-Misc.	0.4
Retail-Restaurants	0.4

Soap & Cleaning Preparation	0.4%
Agricultural Chemicals	0.4
Machinery-Farming	0.4
Brewery	0.3
Finance-Investment Banker/Broker	0.3
Finance-Leasing Companies	0.3
Oil-Field Services	0.3
Web Portals/ISP	0.3
Tools-Hand Held	0.3
Transport-Services	0.2
Investment Companies	0.2
Beverages-Non-alcoholic	0.2
Appliances	0.2
Municipal Bonds & Notes	0.2
Agricultural Operations	0.2
Food-Meat Products	0.2
Fisheries	0.2
Enterprise Software/Service	0.2
Retail-Discount	0.2
Athletic Footwear	0.2
Rental Auto/Equipment	0.2
Hotels/Motels	0.2
Banks-Special Purpose	0.2
Retail-Apparel/Shoe	0.2
E-Commerce/Services	0.1
Cosmetics & Toiletries	0.1
Containers-Metal/Glass	0.1
Textile-Apparel	0.1
Airlines	0.1
Food-Dairy Products	0.1
Food-Catering	0.1
Computers-Memory Devices	0.1
Computer Data Security	0.1
Electric-Transmission	0.1
Machinery-General Industrial	0.1
Electric-Generation	0.1
Banks-Money Center	0.1
Broadcast Services/Program	0.1
Medical Labs & Testing Services	0.1
Food-Wholesale/Distribution	0.1
Building-Residential/Commercial	0.1
Retail-Gardening Products	0.1
Retail-Drug Store	0.1
Entertainment Software	0.1
Printing-Commercial	0.1
Finance-Consumer Loans	0.1
Medical-Generic Drugs	0.1
Building Products-Wood	0.1
Food-Confectionery	0.1
Building Products-Cement	0.1
Paper & Related Products	0.1
Recreational Vehicles	0.1
Apparel Manufacturers	0.1
Insurance-Mutual	0.1
Retail-Building Products	0.1
Non-Hazardous Waste Disposal	0.1
Small Business Administration	0.1
Machinery-Electrical	0.1
Chemicals-Specialty	0.1
Power Converter/Supply Equipment	0.1

99.9%

*	Calculated as a percentage of net assets

297

SunAmerica Series Trust SA MFS Total Return Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019

Security Description	Shares	Value (Note 2)
COMMON STOCKS — 59.4%
Advertising Agencies — 0.5%
Interpublic Group of Cos., Inc.	25,328	$576,212
Omnicom Group, Inc.	22,889	1,782,595

		2,358,807

Aerospace/Defense — 1.3%
Boeing Co.	8,269	3,188,692
Lockheed Martin Corp.	4,532	1,312,875
Northrop Grumman Corp.	6,171	1,700,419

		6,201,986

Aerospace/Defense-Equipment — 0.7%
Harris Corp.	4,027	616,856
United Technologies Corp.	23,449	2,768,623

		3,385,479

Agricultural Chemicals — 0.4%
CF Industries Holdings, Inc.	39,026	1,703,485

Agricultural Operations — 0.2%
Archer-Daniels-Midland Co.	21,584	969,122

Airlines — 0.1%
Delta Air Lines, Inc.	13,657	675,065

Apparel Manufacturers — 0.1%
Hanesbrands, Inc.	21,931	328,746

Appliances — 0.2%
Whirlpool Corp.	8,003	1,064,479

Applications Software — 0.9%
Microsoft Corp.	41,137	4,295,937

Athletic Footwear — 0.2%
NIKE, Inc., Class B	10,887	891,428

Auto-Cars/Light Trucks — 0.2%
Toyota Motor Corp.	12,600	774,259

Auto/Truck Parts & Equipment-Original — 0.8%
Allison Transmission Holdings, Inc.	4,067	197,941
Aptiv PLC	17,837	1,411,442
Lear Corp.	14,224	2,189,500

		3,798,883

Banks-Commercial — 0.2%
Royal Bank of Canada	6,723	511,766
Westpac Banking Corp.	25,086	448,550

		960,316

Banks-Fiduciary — 0.9%
Bank of New York Mellon Corp.	53,557	2,802,102
State Street Corp.	25,057	1,776,542

		4,578,644

Banks-Super Regional — 1.9%
PNC Financial Services Group, Inc.	19,946	2,446,776
SunTrust Banks, Inc.	9,102	540,841
US Bancorp	66,649	3,409,763
Wells Fargo & Co.	58,758	2,873,853

		9,271,233

Beverages-Non-alcoholic — 0.2%
Coca-Cola European Partners PLC	11,866	564,584
PepsiCo, Inc.	4,483	505,100

		1,069,684

Security Description	Shares	Value (Note 2)
Beverages-Wine/Spirits — 0.4%
Diageo PLC	53,918	$2,055,965

Brewery — 0.2%
Molson Coors Brewing Co., Class B	17,782	1,184,459

Building Products-Air & Heating — 0.6%
Johnson Controls International PLC	86,465	2,919,923

Building-Residential/Commercial — 0.1%
PulteGroup, Inc.	17,419	484,422

Cable/Satellite TV — 1.4%
Comcast Corp., Class A	189,249	6,920,836

Chemicals-Diversified — 1.1%
Celanese Corp.	8,379	802,373
DowDuPont, Inc.	17,697	952,275
PPG Industries, Inc.	33,161	3,496,496

		5,251,144

Chemicals-Specialty — 0.1%
Methanex Corp.	4,445	242,564

Coatings/Paint — 0.5%
Axalta Coating Systems, Ltd.†	28,396	727,506
Sherwin-Williams Co.	4,149	1,748,886

		2,476,392

Commercial Services-Finance — 0.5%
Equifax, Inc.	10,936	1,170,371
Moody’s Corp.	4,461	707,113
Worldpay, Inc., Class A†	7,511	627,018

		2,504,502

Computer Data Security — 0.1%
Check Point Software Technologies, Ltd.†	5,578	624,290

Computer Services — 1.7%
Accenture PLC, Class A	27,570	4,233,374
Amdocs, Ltd.	19,586	1,094,466
Cognizant Technology Solutions Corp., Class A	7,134	497,097
DXC Technology Co.	38,661	2,478,943

		8,303,880

Computers — 0.3%
Apple, Inc.	8,953	1,490,137

Computers-Memory Devices — 0.1%
Seagate Technology PLC	8,335	369,074
Western Digital Corp.	5,688	255,903

		624,977

Consumer Products-Misc. — 0.4%
Kimberly-Clark Corp.	16,579	1,846,569

Containers-Metal/Glass — 0.1%
Crown Holdings, Inc.†	13,794	703,494

Cosmetics & Toiletries — 0.1%
Colgate-Palmolive Co.	3,095	200,185
Coty, Inc., Class A	29,732	230,720
Procter & Gamble Co.	2,855	275,422

		706,327

Data Processing/Management — 0.5%
Fidelity National Information Services, Inc.	10,947	1,144,290

298

SunAmerica Series Trust SA MFS Total Return Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Shares	Value (Note 2)
COMMON STOCKS (continued)
Data Processing/Management (continued)
Fiserv, Inc.†	15,015	$1,245,194

		2,389,484

Diagnostic Equipment — 1.7%
Danaher Corp.	35,849	3,976,371
Thermo Fisher Scientific, Inc.	16,344	4,015,231

		7,991,602

Distribution/Wholesale — 0.0%
HD Supply Holdings, Inc.†	5,210	218,507

Diversified Banking Institutions — 4.7%
Bank of America Corp.	162,580	4,628,653
BNP Paribas SA	5,512	259,039
Citigroup, Inc.	75,244	4,850,228
Goldman Sachs Group, Inc.	15,668	3,102,421
JPMorgan Chase & Co.	85,111	8,808,988
Morgan Stanley	23,336	987,113
Sumitomo Mitsui Financial Group, Inc.	6,800	252,833

		22,889,275

Diversified Manufacturing Operations — 1.9%
3M Co.	10,205	2,044,061
Eaton Corp. PLC	48,893	3,728,091
Illinois Tool Works, Inc.	18,981	2,606,281
Ingersoll-Rand PLC	8,964	896,759

		9,275,192

E-Commerce/Products — 0.6%
Amazon.com, Inc.†	1,626	2,794,655

Electric-Distribution — 0.3%
PPL Corp.	15,429	483,236
Sempra Energy	6,066	709,601

		1,192,837

Electric-Generation — 0.1%
Engie SA	34,776	557,639

Electric-Integrated — 2.0%
Duke Energy Corp.	26,381	2,315,724
Exelon Corp.	56,511	2,698,965
FirstEnergy Corp.	5,407	211,955
Public Service Enterprise Group, Inc.	14,840	809,522
Southern Co.	39,665	1,927,719
SSE PLC	52,984	813,692
WEC Energy Group, Inc.	7,951	580,662
Xcel Energy, Inc.	8,701	455,584

		9,813,823

Electronic Components-Semiconductors — 0.9%
Intel Corp.	19,230	906,117
Samsung Electronics Co., Ltd. (Preference Shares)	10,274	347,448
Texas Instruments, Inc.	28,748	2,894,349

		4,147,914

Electronic Forms — 0.6%
Adobe, Inc.†	11,369	2,817,466

Enterprise Software/Service — 0.2%
Oracle Corp.	18,328	920,615

Entertainment Software — 0.1%
Electronic Arts, Inc.†	4,573	421,813

Security Description	Shares	Value (Note 2)
Finance-Consumer Loans — 0.1%
Synchrony Financial	13,122	$394,185

Finance-Credit Card — 0.3%
American Express Co.	8,026	824,270
Visa, Inc., Class A	5,925	799,934

		1,624,204

Finance-Investment Banker/Broker — 0.1%
Charles Schwab Corp.	11,917	557,358

Finance-Leasing Companies — 0.2%
ORIX Corp.	76,700	1,155,318

Finance-Other Services — 0.2%
Nasdaq, Inc.	12,634	1,112,297

Fisheries — 0.2%
Mowi ASA	41,911	923,644

Food-Catering — 0.1%
Aramark	19,266	634,815

Food-Confectionery — 0.1%
J.M. Smucker Co.	3,624	380,085

Food-Meat Products — 0.2%
Tyson Foods, Inc., Class A	15,193	940,751

Food-Misc./Diversified — 1.2%
Danone SA	12,990	944,769
General Mills, Inc.	41,773	1,856,392
Mondelez International, Inc., Class A	12,951	599,113
Nestle SA	27,113	2,361,554

		5,761,828

Food-Wholesale/Distribution — 0.1%
US Foods Holding Corp.†	15,029	506,778

Hotels/Motels — 0.1%
Marriott International, Inc., Class A	3,932	450,332

Instruments-Controls — 0.8%
Honeywell International, Inc.	28,225	4,053,957

Insurance Brokers — 0.7%
Aon PLC	21,376	3,339,572

Insurance-Life/Health — 0.5%
Prudential Financial, Inc.	22,496	2,072,781
Unum Group	14,785	513,927

		2,586,708

Insurance-Multi-line — 1.8%
Chubb, Ltd.	27,723	3,688,545
MetLife, Inc.	83,243	3,801,708
Zurich Insurance Group AG	4,027	1,264,917

		8,755,170

Insurance-Property/Casualty — 0.6%
Tokio Marine Holdings, Inc.	5,600	273,392
Travelers Cos., Inc.	21,180	2,658,937

		2,932,329

Investment Management/Advisor Services — 0.6%
BlackRock, Inc.	4,074	1,691,036
Invesco, Ltd.	14,121	257,285
T. Rowe Price Group, Inc.	11,366	1,062,266

		3,010,587

Machinery-Electrical — 0.1%
Regal Beloit Corp.	3,268	250,852

299

SunAmerica Series Trust SA MFS Total Return Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Shares	Value (Note 2)
COMMON STOCKS (continued)
Machinery-Farming — 0.3%
AGCO Corp.	8,235	$528,687
Deere & Co.	4,406	722,584

		1,251,271

Medical Instruments — 0.9%
Medtronic PLC	46,402	4,101,473

Medical Products — 0.8%
Abbott Laboratories	40,698	2,970,140
Zimmer Biomet Holdings, Inc.	7,045	771,850

		3,741,990

Medical-Biomedical/Gene — 0.3%
Biogen, Inc.†	4,814	1,606,817

Medical-Drugs — 4.4%
Bayer AG	15,585	1,180,751
Bristol-Myers Squibb Co.	44,271	2,185,659
Eli Lilly & Co.	23,186	2,779,074
Johnson & Johnson	42,754	5,689,703
Merck & Co., Inc.	14,263	1,061,595
Novartis AG	2,732	238,432
Pfizer, Inc.	158,246	6,717,543
Roche Holding AG	5,100	1,354,677

		21,207,434

Medical-Generic Drugs — 0.1%
Mylan NV†	12,887	385,966

Medical-HMO — 0.5%
Humana, Inc.	7,021	2,169,419

Medical-Hospitals — 0.4%
HCA Healthcare, Inc.	13,111	1,828,067

Medical-Wholesale Drug Distribution — 0.4%
AmerisourceBergen Corp.	8,474	706,477
McKesson Corp.	9,287	1,191,058

		1,897,535

Metal-Diversified — 0.3%
Rio Tinto PLC	28,035	1,550,515

Motorcycle/Motor Scooter — 0.0%
Harley-Davidson, Inc.	3,214	118,468

Networking Products — 0.7%
Cisco Systems, Inc.	72,527	3,429,802

Oil Companies-Exploration & Production — 0.9%
Anadarko Petroleum Corp.	13,317	630,294
EOG Resources, Inc.	17,068	1,693,146
Hess Corp.	11,575	625,050
Noble Energy, Inc.	17,627	393,787
Occidental Petroleum Corp.	9,403	627,932
Pioneer Natural Resources Co.	3,609	513,633

		4,483,842

Oil Companies-Integrated — 1.2%
BP PLC	217,133	1,479,771
Chevron Corp.	16,179	1,854,922
Eni SpA	46,457	786,840
Exxon Mobil Corp.	25,623	1,877,654

		5,999,187

Oil Refining & Marketing — 0.3%
Marathon Petroleum Corp.	7,596	503,311

Security Description	Shares	Value (Note 2)
Oil Refining & Marketing (continued)
Phillips 66	7,209	$687,811

		1,191,122

Oil-Field Services — 0.3%
Schlumberger, Ltd.	36,674	1,621,358

Pharmacy Services — 0.6%
Cigna Corp.	13,586	2,714,619
CVS Health Corp.	5,566	364,851

		3,079,470

Pipelines — 0.9%
Enterprise Products Partners LP	67,879	1,878,212
EQT Midstream Partners LP	7,619	348,645
Equitrans Midstream Corp.†	18,270	380,381
MPLX LP	13,858	486,693
Plains All American Pipeline LP	26,538	604,270
Plains GP Holdings LP, Class A	30,166	688,992

		4,387,193

Power Converter/Supply Equipment — 0.1%
Schneider Electric SE	3,331	237,315

Printing-Commercial — 0.1%
Transcontinental, Inc., Class A	25,121	400,154

Private Equity — 0.4%
Apollo Global Management LLC, Class A	37,098	1,086,229
Blackstone Group LP	26,397	889,579

		1,975,808

Real Estate Investment Trusts — 1.3%
Annaly Capital Management, Inc.	34,468	359,846
EPR Properties	5,315	388,314
Life Storage, Inc.	5,370	527,710
Medical Properties Trust, Inc.	122,725	2,233,595
Public Storage	1,798	382,111
Simon Property Group, Inc.	4,476	815,169
STORE Capital Corp.	47,443	1,533,358

		6,240,103

Recreational Vehicles — 0.1%
Brunswick Corp.	6,756	339,962

Retail-Apparel/Shoe — 0.1%
Urban Outfitters, Inc.†	13,174	425,520

Retail-Discount — 0.1%
Dollar Tree, Inc.†	6,342	614,096

Retail-Drug Store — 0.1%
Walgreens Boots Alliance, Inc.	6,265	452,709

Retail-Gardening Products — 0.1%
Tractor Supply Co.	5,430	463,722

Retail-Restaurants — 0.4%
Starbucks Corp.	26,303	1,792,286

Semiconductor Components-Integrated Circuits — 0.8%
Analog Devices, Inc.	7,339	725,534
Marvell Technology Group, Ltd.	27,863	516,301
Maxim Integrated Products, Inc.	13,899	754,299
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	45,294	1,703,960

		3,700,094

300

SunAmerica Series Trust SA MFS Total Return Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Shares/ Principal Amount	Value (Note 2)
COMMON STOCKS (continued)
Soap & Cleaning Preparation — 0.2%
Reckitt Benckiser Group PLC	11,418	$878,805

Telephone-Integrated — 0.4%
Verizon Communications, Inc.	34,188	1,882,391

Textile-Apparel — 0.1%
LVMH Moet Hennessy Louis Vuitton SE	2,107	676,725

Tobacco — 1.7%
Altria Group, Inc.	38,755	1,912,559
Japan Tobacco, Inc.	16,600	419,247
Philip Morris International, Inc.	75,387	5,783,691

		8,115,497

Tools-Hand Held — 0.3%
Stanley Black & Decker, Inc.	10,571	1,336,597

Transport-Rail — 1.2%
Canadian National Railway Co.	6,974	582,468
Union Pacific Corp.	33,682	5,357,796

		5,940,264

Transport-Services — 0.2%
United Parcel Service, Inc., Class B	11,058	1,165,513

Web Portals/ISP — 0.3%
Alphabet, Inc., Class A†	1,255	1,412,992

Total Common Stocks (cost $228,254,703)		287,570,508

CONVERTIBLE PREFERRED SECURITIES — 0.2%
Electric-Distribution — 0.1%
CenterPoint Energy, Inc 7.00%.	11,753	634,074

Electric-Integrated — 0.1%
NextEra Energy, Inc. 6.12%	4,241	251,534

Total Convertible Preferred Securities (cost $833,122)		885,608

PREFERRED SECURITIES/CAPITAL SECURITIES — 0.1%
Banks-Money Center — 0.1%
BBVA Bancomer SA 6.75% due 09/30/2022* (cost $550,685)	510,000	543,762

ASSET BACKED SECURITIES — 3.4%
Diversified Financial Services — 3.4%
ALM V, Ltd. FRS Series 2012-5A, Class A2R3 4.03% (3 ML+1.25%) due 10/18/2027*(2)	$514,000	512,376
ALM VII, Ltd. FRS Series 2013-7R2A, Class A1B2 4.19% (3 ML+1.40%) due 10/15/2027*(2)	890,000	887,325
American Tower Trust I Series 13, Class 2A 3.07% due 03/15/2048*	630,000	621,757
AREIT Trust FRS Series 2018-CRE2, Class A 3.49% (1 ML+0.98%) due 11/14/2035*(3)	867,000	851,827

Security Description	Principal Amount	Value (Note 2)
Diversified Financial Services (continued)
Bancorp Commercial Mtg. Trust FRS Series 2018-CRE4, Class A 3.41% (1 ML+0.90%) due 09/15/2035*(3)	$658,678	$657,674
Bayview Financial Revolving Mtg. Loan Trust FRS Series 2005-E, Class M1 4.10% (1 ML+1.60%) due 12/28/2040*	256,068	233,216
BDS, Ltd. FRS Series 2018-FL2, Class B 3.91% (1 ML+1.14%) due 08/15/2035*(3)	843,000	824,886
Chesapeake Funding II LLC Series 2018-1A, Class A1 3.04% due 04/15/2030*	312,861	312,962
Chesapeake Funding II LLC FRS Series 2016-2A, Class A2 3.51% (3 ML+1.00%) due 06/15/2028*	229,560	229,995
COMM Mtg. Trust Series 2015-LC21, Class A4 3.71% due 07/10/2048(3)	821,121	838,817
CSAIL Commercial Mtg. Trust Series 2015-C2, Class A4 3.50% due 06/15/2057(3)	467,518	471,982
Cutwater, Ltd. FRS Series 2015-1A, Class AR 4.01% (3 ML+1.22%) due 01/15/2029*(2)	890,000	886,104
Dryden 55 CLO, Ltd. FRS Series 2018-55A, Class A1 3.81% (3 ML+1.02%) due 04/15/2031*(2)	882,000	871,552
Dryden Senior Loan Fund FRS Series 2013-26A, Class AR 3.69% (3 ML+0.90%) due 04/15/2029*(2)	412,000	407,880
Figueroa CLO, Ltd. FRS Series 2014-1A, Class BR 4.29% (3 ML+1.50%) due 01/15/2027*(2)	270,000	267,865
Ford Credit Auto Owner Trust Series 2014-1, Class A 2.26% due 11/15/2025*	347,000	346,272
Ford Credit Auto Owner Trust Series 2014-2, Class A 2.31% due 04/15/2026*	268,000	266,823
FORT CRE LLC FRS Series 2018-1A, Class A1 3.48% (1 ML+1.35%) due 10/21/2023*	325,000	322,232
GMAC Mtg. Corp. Loan Trust VRS Series 2006-HE3, Class A3 5.81% due 10/25/2036(4)	73,505	76,884
GS Mtg. Securities Corp. II Series 2015-GC30, Class A4 3.38% due 05/10/2050(3)	879,375	884,663
JPMBB Commercial Mtg. Securities Trust Series 2015-C28, Class A4 3.23% due 10/15/2048(3)	635,131	631,967

301

SunAmerica Series Trust SA MFS Total Return Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Principal Amount	Value (Note 2)
ASSET BACKED SECURITIES (continued)
Diversified Financial Services (continued)
JPMBB Commercial Mtg. Securities Trust Series 2014-C26, Class A4 3.49% due 01/15/2048(3)	$1,010,000	$1,022,136
KREF, Ltd. FRS Series 2018-FL1, Class A 3.44% (1 ML+1.10%) due 06/15/2036*	433,500	429,165
Morgan Stanley Bank of America Merrill Lynch Trust Series 2017-C34, Class A4 3.54% due 11/15/2052(3)	324,355	324,245
Morgan Stanley Capital I Trust Series 2017-H1, Class A5 3.53% due 06/15/2050(3)	294,880	295,079
Mountain Hawk III CLO, Ltd. FRS Series 2014-3A, Class BR 4.58% (3 ML+1.80%) due 04/18/2025*(2)	905,390	907,279
Navistar Financial Dealer Note Master Owner Trust II FRS Series 2018-1, Class A 3.76% (1 ML+0.63%) due 09/25/2023*	528,000	527,841
Neuberger Berman CLO XX, Ltd. FRS Series 2015-20A, Class AR 3.59% (3 ML+0.80%) due 01/15/2028*(2)	385,000	381,593
Residential Funding Mtg. Securities II, Inc. VRS Series 2005-HS2, Class AI3 5.32% due 12/25/2035(4)	128,913	124,906
Wells Fargo Commercial Mtg. Trust Series 2015-C28, Class A4 3.54% due 05/15/2048(3)	893,749	903,088

Total Asset Backed Securities (cost $16,522,035)		16,320,391

U.S. CORPORATE BONDS & NOTES — 9.1%
Aerospace/Defense-Equipment — 0.2%
L3 Technologies, Inc. Company Guar. Notes 3.85% due 06/15/2023	537,000	542,598
United Technologies Corp. Senior Notes 4.63% due 11/16/2048	350,000	359,875

		902,473

Applications Software — 0.1%
Microsoft Corp. Senior Notes 4.25% due 02/06/2047	458,000	497,540

Auto-Cars/Light Trucks — 0.3%
Daimler Finance North America LLC Company Guar. Notes 3.35% due 05/04/2021*	494,000	493,166
General Motors Co. Senior Notes 5.15% due 04/01/2038	146,000	128,667
General Motors Co. Senior Notes 6.75% due 04/01/2046	234,000	240,231

Security Description	Principal Amount	Value (Note 2)
Auto-Cars/Light Trucks (continued)
General Motors Financial Co., Inc. Company Guar. Notes 3.20% due 07/06/2021	$483,000	$475,140
General Motors Financial Co., Inc. Company Guar. Notes 4.35% due 04/09/2025	220,000	212,781

		1,549,985

Auto/Truck Parts & Equipment-Original — 0.1%
Lear Corp. Senior Notes 3.80% due 09/15/2027	500,000	462,297

Banks-Commercial — 0.1%
PNC Bank NA Senior Notes 2.30% due 06/01/2020	413,000	409,717

Banks-Fiduciary — 0.1%
Bank of New York Mellon Corp. Senior Notes 2.60% due 08/17/2020	635,000	632,438

Banks-Super Regional — 0.1%
Wells Fargo & Co. Senior Notes 3.75% due 01/24/2024	342,000	347,968

Beverages-Wine/Spirits — 0.1%
Constellation Brands, Inc. Company Guar. Notes 3.50% due 05/09/2027	665,000	634,296

Brewery — 0.1%
Anheuser-Busch InBev Worldwide, Inc. Company Guar. Notes 8.00% due 11/15/2039	464,000	595,282

Broadcast Services/Program — 0.1%
Fox Corp. Company Guar. Notes 4.03% due 01/25/2024*	526,000	536,549

Building Products-Cement — 0.1%
CRH America Finance, Inc. Company Guar. Notes 4.50% due 04/04/2048*	223,000	197,177
Martin Marietta Materials, Inc. Senior Notes 3.50% due 12/15/2027	182,000	167,360

		364,537

Building Products-Wood — 0.1%
Masco Corp. Senior Notes 4.38% due 04/01/2026	381,000	380,928

Cable/Satellite TV — 0.3%
Charter Communications Operating LLC/Charter Communications Operating Capital Senior Sec. Notes 4.91% due 07/23/2025	449,000	461,592
Time Warner Entertainment Co. LP Senior Sec. Notes 8.38% due 07/15/2033	700,000	878,204

		1,339,796

302

SunAmerica Series Trust SA MFS Total Return Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Principal Amount	Value (Note 2)
U.S. CORPORATE BONDS & NOTES (continued)
Chemicals-Diversified — 0.1%
SASOL Financing USA LLC Company Guar. Notes 5.88% due 03/27/2024	$313,000	$322,856

Coatings/Paint — 0.1%
Sherwin-Williams Co. Senior Notes 2.25% due 05/15/2020	212,000	209,716
Sherwin-Williams Co. Senior Notes 4.50% due 06/01/2047	250,000	235,513

		445,229

Computers — 0.2%
Apple, Inc. Senior Notes 2.85% due 02/23/2023	740,000	742,314
Apple, Inc. Senior Notes 3.35% due 02/09/2027	250,000	250,819
Apple, Inc. Senior Notes 3.85% due 05/04/2043	228,000	222,257

		1,215,390

Data Processing/Management — 0.1%
Fidelity National Information Services, Inc. Senior Notes 4.50% due 08/15/2046	131,000	119,096
Fidelity National Information Services, Inc. Senior Notes 4.75% due 05/15/2048	312,000	296,221

		415,317

Diagnostic Equipment — 0.2%
Thermo Fisher Scientific, Inc. Senior Notes 2.95% due 09/19/2026	527,000	499,103
Thermo Fisher Scientific, Inc. Senior Notes 3.20% due 08/15/2027	553,000	527,428

		1,026,531

Diversified Banking Institutions — 1.5%
Bank of America Corp. Senior Notes 3.00% due 12/20/2023	334,000	329,738
Bank of America Corp. Senior Notes 3.37% due 01/23/2026	363,000	357,580
Bank of America Corp. Senior Notes 3.50% due 04/19/2026	357,000	353,816
Bank of America Corp. Senior Notes 4.10% due 07/24/2023	800,000	829,093
Bank of America Corp. Senior Notes 4.13% due 01/22/2024	898,000	932,630
Goldman Sachs Group, Inc. Senior Notes 3.85% due 01/26/2027	325,000	320,681

Security Description	Principal Amount	Value (Note 2)
Diversified Banking Institutions (continued)
JPMorgan Chase & Co. Senior Notes 3.20% due 01/25/2023	$1,084,000	$1,091,364
JPMorgan Chase & Co. Senior Notes 3.78% due 02/01/2028	1,137,000	1,132,474
JPMorgan Chase & Co. Senior Notes 3.90% due 01/23/2049	246,000	229,512
Morgan Stanley Senior Notes 3.13% due 01/23/2023	74,000	73,489
Morgan Stanley Senior Notes 3.63% due 01/20/2027	1,047,000	1,029,149
Morgan Stanley Senior Notes 3.88% due 04/29/2024	338,000	344,567
Morgan Stanley Senior Notes 4.00% due 07/23/2025	248,000	254,016

		7,278,109

E-Commerce/Services — 0.1%
Priceline Group, Inc. Senior Notes 2.75% due 03/15/2023	855,000	833,660

Electric-Integrated — 0.5%
Duke Energy Corp. Senior Notes 2.65% due 09/01/2026	82,000	76,455
Exelon Corp. Senior Notes 3.40% due 04/15/2026	707,000	683,137
Midamerican Energy Holdings Co. Senior Notes 3.75% due 11/15/2023	410,000	419,080
PPL Capital Funding, Inc. Company Guar. Notes 3.40% due 06/01/2023	530,000	523,348
PPL Capital Funding, Inc. Company Guar. Notes 5.00% due 03/15/2044	180,000	186,667
Progress Energy, Inc. Senior Notes 3.15% due 04/01/2022	672,000	668,175

		2,556,862

Electric-Transmission — 0.1%
Oncor Electric Delivery Co. LLC Senior Sec. Notes 5.75% due 03/15/2029	495,000	581,167

Electronic Components-Semiconductors — 0.1%
Broadcom Corp./Broadcom Cayman Finance, Ltd. Company Guar. Notes 3.50% due 01/15/2028	525,000	466,444
Broadcom Corp./Broadcom Cayman Finance, Ltd. Company Guar. Notes 3.88% due 01/15/2027	220,000	202,146

		668,590

303

SunAmerica Series Trust SA MFS Total Return Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Principal Amount	Value (Note 2)
U.S. CORPORATE BONDS & NOTES (continued)
Finance-Credit Card — 0.3%
Capital One Financial Corp. Senior Notes 2.50% due 05/12/2020	$425,000	$422,007
Capital One Financial Corp. Senior Notes 3.75% due 03/09/2027	515,000	497,364
Visa, Inc. Senior Notes 3.15% due 12/14/2025	617,000	621,335

		1,540,706

Finance-Investment Banker/Broker — 0.2%
Charles Schwab Corp. Senior Notes 3.20% due 01/25/2028	545,000	530,545
E*TRADE Financial Corp. Senior Notes 2.95% due 08/24/2022	211,000	205,316
E*TRADE Financial Corp. Senior Notes 3.80% due 08/24/2027	214,000	201,805
E*TRADE Financial Corp. Senior Notes 4.50% due 06/20/2028	220,000	217,721

		1,155,387

Finance-Other Services — 0.2%
Intercontinental Exchange, Inc. Company Guar. Notes 2.35% due 09/15/2022	304,000	295,132
Intercontinental Exchange, Inc. Company Guar. Notes 2.75% due 12/01/2020	188,000	187,442
Intercontinental Exchange, Inc. Company Guar. Notes 4.00% due 10/15/2023	519,000	538,945

		1,021,519

Food-Misc./Diversified — 0.1%
Conagra Brands, Inc. Senior Notes 5.30% due 11/01/2038	97,000	93,171
Conagra Brands, Inc. Senior Notes 5.40% due 11/01/2048	193,000	181,381
Kraft Heinz Foods Co. Company Guar. Notes 5.00% due 07/15/2035	156,000	149,394

		423,946

Gas-Distribution — 0.0%
NiSource, Inc. Senior Notes 5.65% due 02/01/2045	110,000	121,913

Hotels/Motels — 0.1%
Marriott International, Inc. Senior Notes 4.00% due 04/15/2028	427,000	415,130

Insurance Brokers — 0.1%
Marsh & McLennan Cos., Inc. Senior Notes 4.75% due 03/15/2039	188,000	195,512

Security Description	Principal Amount	Value (Note 2)
Insurance Brokers (continued)
Marsh & McLennan Cos., Inc. Senior Notes 4.80% due 07/15/2021	$570,000	$585,920

		781,432

Insurance-Mutual — 0.1%
Liberty Mutual Group, Inc. Company Guar. Notes 4.85% due 08/01/2044*(1)	297,000	292,197

Insurance-Property/Casualty — 0.1%
Berkshire Hathaway, Inc. Senior Notes 3.13% due 03/15/2026	245,000	243,905

Investment Management/Advisor Services — 0.1%
Raymond James Financial, Inc. Senior Notes 4.95% due 07/15/2046(1)	487,000	483,048

Machinery-Farming — 0.1%
CNH Industrial Capital LLC Company Guar. Notes 4.20% due 01/15/2024	422,000	421,124

Machinery-General Industrial — 0.1%
Roper Technologies, Inc. Senior Notes 4.20% due 09/15/2028	174,000	175,435
Wabtec Corp. Company Guar. Notes 4.70% due 09/15/2028	405,000	385,434

		560,869

Medical Instruments — 0.1%
Medtronic, Inc. Company Guar. Notes 4.38% due 03/15/2035	600,000	631,861

Medical Labs & Testing Services — 0.1%
Laboratory Corp. of America Holdings Senior Notes 3.20% due 02/01/2022	133,000	132,682
Laboratory Corp. of America Holdings Senior Notes 4.70% due 02/01/2045	431,000	403,604

		536,286

Medical Products — 0.4%
Abbott Laboratories Senior Notes 4.90% due 11/30/2046	468,000	521,015
Becton Dickinson and Co. Senior Notes 3.13% due 11/08/2021	212,000	209,919
Becton Dickinson and Co. Senior Notes 4.67% due 06/06/2047	448,000	448,359
Zimmer Biomet Holdings, Inc. FRS Senior Notes 3.55% (3 ML + 0.75%) due 03/19/2021	193,000	192,260
Zimmer Holdings, Inc. Senior Notes 3.55% due 04/01/2025	603,000	583,612

		1,955,165

304

SunAmerica Series Trust SA MFS Total Return Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Principal Amount	Value (Note 2)
U.S. CORPORATE BONDS & NOTES (continued)
Medical-Biomedical/Gene — 0.1%
Celgene Corp. Senior Notes 2.88% due 08/15/2020	$320,000	$319,404

Medical-Hospitals — 0.1%
Northwell Healthcare, Inc. Sec. Notes 3.98% due 11/01/2046	35,000	32,058
Northwell Healthcare, Inc. Sec. Notes 4.26% due 11/01/2047	279,000	267,647

		299,705

Metal-Diversified — 0.1%
Glencore Funding LLC Company Guar. Notes 4.13% due 05/30/2023*	427,000	427,953

Non-Hazardous Waste Disposal — 0.1%
Republic Services, Inc. Senior Notes 3.95% due 05/15/2028	277,000	281,752

Oil Refining & Marketing — 0.3%
Marathon Petroleum Corp. Senior Notes 3.63% due 09/15/2024	529,000	521,728
Marathon Petroleum Corp. Senior Notes 4.75% due 09/15/2044	357,000	331,380
Valero Energy Corp. Senior Notes 4.90% due 03/15/2045	563,000	565,202

		1,418,310

Pharmacy Services — 0.1%
Cigna Corp. Company Guar. Notes 4.13% due 11/15/2025*	516,000	526,457

Pipelines — 0.4%
Kinder Morgan Energy Partners LP Company Guar. Notes 4.15% due 02/01/2024	520,000	528,822
MPLX LP Senior Notes 4.50% due 04/15/2038	183,000	167,985
ONEOK, Inc. Company Guar. Notes 4.95% due 07/13/2047	542,000	513,405
Sabine Pass Liquefaction LLC Senior Sec. Notes 5.00% due 03/15/2027	678,000	700,829

		1,911,041

Real Estate Investment Trusts — 0.3%
American Tower Corp. Senior Notes 3.00% due 06/15/2023	253,000	247,282
American Tower Corp. Senior Notes 3.60% due 01/15/2028	253,000	243,238
Crown Castle International Corp. Senior Notes 3.65% due 09/01/2027	633,000	608,619

Security Description	Principal Amount	Value (Note 2)
Real Estate Investment Trusts (continued)
GLP Capital LP/GLP Financing II, Inc. Company Guar. Notes 5.30% due 01/15/2029	$360,000	$363,953

		1,463,092

Rental Auto/Equipment — 0.2%
ERAC USA Finance LLC Company Guar. Notes 7.00% due 10/15/2037*	711,000	878,684

Retail-Apparel/Shoe — 0.1%
Coach, Inc. Senior Notes 4.13% due 07/15/2027	357,000	335,082

Retail-Building Products — 0.1%
Home Depot, Inc. Senior Notes 3.90% due 06/15/2047	296,000	285,568

Retail-Consumer Electronics — 0.0%
Best Buy Co., Inc. Senior Notes 4.45% due 10/01/2028	254,000	241,657

Retail-Discount — 0.1%
Dollar Tree, Inc. Senior Notes 4.00% due 05/15/2025	213,000	208,964
Dollar Tree, Inc. Senior Notes 4.20% due 05/15/2028	93,000	88,143

		297,107

Shipbuilding — 0.0%
Huntington Ingalls Industries, Inc. Company Guar. Notes 3.48% due 12/01/2027	150,000	144,030

Telephone-Integrated — 0.2%
AT&T, Inc. Senior Notes 3.00% due 06/30/2022	523,000	518,891
AT&T, Inc. Senior Notes 5.45% due 03/01/2047	344,000	352,497

		871,388

Total U.S. Corporate Bonds & Notes (cost $44,585,947)		44,283,235

FOREIGN CORPORATE BONDS & NOTES — 2.3%
Banks-Commercial — 0.3%
ABN AMRO Bank NV Sub. Notes 4.80% due 04/18/2026*	400,000	407,329
Banco de Credito del Peru Senior Notes 5.38% due 09/16/2020	522,000	539,095
Bank of Tokyo-Mitsubishi UFJ, Ltd. Senior Notes 4.10% due 09/09/2023*	530,000	545,601

		1,492,025

Banks-Special Purpose — 0.2%
KFW Government Guar. Notes 4.88% due 06/17/2019	840,000	846,973

305

SunAmerica Series Trust SA MFS Total Return Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Principal Amount	Value (Note 2)
FOREIGN CORPORATE BONDS & NOTES (continued)
Commercial Services-Finance — 0.2%
Experian Finance PLC Company Guar. Notes 4.25% due 02/01/2029*	$336,000	$338,844
IHS Markit, Ltd. Company Guar. Notes 4.00% due 03/01/2026*	439,000	419,157

		758,001

Diversified Banking Institutions — 0.3%
Royal Bank of Scotland Group PLC Senior Notes 3.88% due 09/12/2023	694,000	681,711
UBS Group Funding Switzerland AG Company Guar. Notes 3.49% due 05/23/2023*	500,000	495,940
UBS Group Funding Switzerland AG Company Guar. Notes 4.13% due 04/15/2026*	523,000	526,199

		1,703,850

Electric-Distribution — 0.1%
State Grid Overseas Investment, Ltd. Company Guar. Notes 2.75% due 05/07/2019*	561,000	560,721

Electric-Integrated — 0.1%
Enel Finance International NV Company Guar. Notes 4.88% due 06/14/2029*	437,000	428,242

Finance-Leasing Companies — 0.1%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust Company Guar. Notes 3.65% due 07/21/2027	350,000	314,833
AerCap Ireland Capital DAC/AerCap Global Aviation Trust Company Guar. Notes 4.88% due 01/16/2024	150,000	152,462

		467,295

Food-Dairy Products — 0.1%
Danone SA Senior Notes 2.95% due 11/02/2026*	694,000	650,884

Investment Companies — 0.2%
Temasek Financial I, Ltd. Company Guar. Notes 2.38% due 01/23/2023*	1,110,000	1,082,394

Oil Companies-Integrated — 0.1%
BP Capital Markets PLC Company Guar. Notes 4.50% due 10/01/2020	193,000	197,737
Eni SpA Senior Notes 4.75% due 09/12/2028*	418,000	422,380

		620,117

Paper & Related Products — 0.1%
Suzano Austria GmbH Company Guar. Notes 6.00% due 01/15/2029*	329,000	344,216

Security Description	Principal Amount	Value (Note 2)
Pipelines — 0.2%
APT Pipelines, Ltd. Company Guar. Notes 4.20% due 03/23/2025*	$774,000	$776,287
APT Pipelines, Ltd. Company Guar. Notes 4.25% due 07/15/2027*	58,000	57,047

		833,334

Soap & Cleaning Preparation — 0.2%
Reckitt Benckiser Treasury Services PLC Company Guar. Notes 2.75% due 06/26/2024*	219,000	211,632
Reckitt Benckiser Treasury Services PLC Company Guar. Notes 3.63% due 09/21/2023*	650,000	650,792

		862,424

Tobacco — 0.1%
Imperial Brands Finance PLC Company Guar. Notes 2.95% due 07/21/2020*	517,000	511,737

Total Foreign Corporate Bonds & Notes (cost $11,157,571)		11,162,213

U.S. GOVERNMENT AGENCIES — 12.4%
Federal Home Loan Mtg. Corp. — 4.4%
3.00% due 01/01/2038	505,552	503,000
3.00% due 03/01/2043	315,584	311,873
3.00% due 04/01/2043	723,991	715,391
3.00% due 05/01/2043	636,406	628,879
3.00% due 05/01/2046	317,499	312,895
3.00% due 10/01/2046	596,445	587,797
3.00% due 11/01/2046	795,101	783,572
3.00% due 12/01/2046	97,482	95,828
3.00% due 03/01/2048	422,731	415,552
3.50% due 11/01/2037	342,673	347,421
3.50% due 05/01/2038	118,169	120,114
3.50% due 02/01/2042	301,996	306,011
3.50% due 04/01/2042	207,092	209,865
3.50% due 12/01/2042	492,470	499,067
3.50% due 04/01/2043	141,993	143,894
3.50% due 07/01/2043	26,008	26,353
3.50% due 08/01/2043	309,355	313,403
3.50% due 12/01/2045	385,394	389,005
3.50% due 11/01/2046	250,356	252,343
3.50% due 12/01/2046	1,066,279	1,074,897
3.50% due 01/01/2047	890,733	897,805
4.00% due 08/01/2037	67,442	69,867
4.00% due 11/01/2040	370,920	383,368
4.00% due 01/01/2041	776,720	802,786
4.00% due 04/01/2044	253,054	260,139
4.00% due 08/01/2047	672,504	690,598
4.50% due 03/01/2019	73	75
4.50% due 08/01/2019	279	284
4.50% due 02/01/2020	1,100	1,118
4.50% due 08/01/2024	89,476	92,222
4.50% due 04/01/2035	20,322	21,225
4.50% due 07/01/2039	155,052	162,826
4.50% due 09/01/2039	68,529	72,069
4.50% due 10/01/2039	39,370	41,399
4.50% due 12/01/2039	60,130	63,240
4.50% due 05/01/2042	107,634	113,193
5.00% due 02/01/2019	236	237
5.00% due 09/01/2033	83,166	88,868

306

SunAmerica Series Trust SA MFS Total Return Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Principal Amount	Value (Note 2)
U.S. GOVERNMENT AGENCIES (continued)
Federal Home Loan Mtg. Corp. (continued)
5.00% due 03/01/2034	$32,398	$34,751
5.00% due 04/01/2034	14,875	15,897
5.00% due 08/01/2035	21,037	22,470
5.00% due 10/01/2035	46,374	49,539
5.00% due 11/01/2035	143,245	152,987
5.00% due 12/01/2036	26,039	27,823
5.00% due 07/01/2039	201,042	213,753
5.50% due 04/01/2019	78	78
5.50% due 06/01/2019	137	137
5.50% due 12/01/2033	63,264	68,708
5.50% due 01/01/2034	86,082	93,489
5.50% due 04/01/2034	12,329	13,061
5.50% due 11/01/2034	9,422	10,215
5.50% due 05/01/2035	13,502	14,359
5.50% due 09/01/2035	17,282	18,482
5.50% due 10/01/2035	15,307	16,396
6.00% due 08/01/2019	2,635	2,639
6.00% due 09/01/2019	356	356
6.00% due 11/01/2019	1,411	1,414
6.00% due 05/01/2021	2,435	2,466
6.00% due 10/01/2021	17,581	17,841
6.00% due 04/01/2034	53,064	58,039
6.00% due 07/01/2034	40,263	44,031
6.00% due 08/01/2034	94,476	103,339
6.00% due 09/01/2034	4,924	5,317
6.00% due 07/01/2035	26,504	29,060
6.00% due 08/01/2035	23,023	25,242
6.00% due 11/01/2035	34,994	38,411
6.00% due 03/01/2036	10,327	11,150
6.00% due 07/01/2036	14,106	15,232
6.00% due 10/01/2036	24,980	27,330
6.00% due 01/01/2037	29,396	32,255
6.00% due 03/01/2037	8,006	8,644
6.00% due 05/01/2037	51,162	56,064
6.00% due 06/01/2037	24,502	26,884
6.50% due 05/01/2034	6,859	7,480
6.50% due 06/01/2034	33,417	36,743
6.50% due 08/01/2034	38,330	41,804
6.50% due 10/01/2034	24,253	27,396
6.50% due 11/01/2034	1,336	1,457
6.50% due 05/01/2037	35,664	40,412
6.50% due 07/01/2037	20,929	22,953
Series K712, Class A2 1.87% due 11/25/2019(3)	192,551	191,144
Series K503, Class A2 2.46% due 08/25/2019(3)	104,351	104,011
Series K026, Class A2 2.51% due 11/25/2022(3)	308,000	304,722
Series K042, Class A2 2.67% due 12/25/2024(3)	320,000	315,275
Series K055, Class A2 2.67% due 03/25/2026(3)	232,000	227,140
Series K720, Class A2 2.72% due 06/25/2022(3)	218,832	217,962
Series K718, Class A2 2.79% due 01/25/2022(3)	299,000	298,538
Series K028, Class A2 3.11% due 02/25/2023(3)	439,000	443,627
Series K066, Class A2 3.12% due 06/25/2027(3)	220,000	219,065

Security Description	Principal Amount	Value (Note 2)
Federal Home Loan Mtg. Corp. (continued)
Series K052, Class A2 3.15% due 11/25/2025(3)	$198,000	$199,336
Series K041, Class A2 3.17% due 10/25/2024(3)	267,000	270,450
Series K067, Class A2 3.19% due 07/25/2027(3)	242,000	241,885
Series K064, Class A2 3.22% due 03/25/2027(3)	204,000	205,216
Series K068, Class A2 3.24% due 08/25/2027(3)	155,000	155,476
Series K071, Class A2 3.29% due 11/25/2027(3)	494,000	496,481
Series K062, Class A2 3.41% due 12/25/2026(3)	154,000	156,731
Series K076, Class A2 3.90% due 04/25/2028(3)	330,000	347,620
Series K003, Class A5 5.09% due 03/25/2019(3)	117,708	117,553
Federal Home Loan Mtg. Corp. Multifamily Structured Pass Through Certs. VRS
Series K071, Class XAM 0.20% due 11/25/2027(3)(4)(6)	3,192,000	58,098
Series K070, Class XAM 0.24% due 12/25/2027(3)(4)(6)	1,984,000	43,580
Series K721, Class XAM 0.28% due 11/25/2024(3)(4)(6)	3,013,000	49,539
Series K069, Class XAM 0.28% due 09/25/2027(3)(4)(6)	2,042,000	49,582
Series K072, Class XAM 0.29% due 12/25/2027(3)(4)(6)	2,208,000	55,659
Series K071, Class X1 0.29% due 11/25/2027(3)(4)(6)	2,285,248	52,412
Series K154, Class X1 0.31% due 11/25/2032(3)(4)(6)	1,757,229	55,473
Series K728, Class XAM 0.31due 08/25/2024(3)(4)(6)	2,996,000	56,785
Series K070, Class X1 0.33% due 11/25/2027(3)(4)(6)	2,064,409	54,027
Series K068, Class XAM 0.33% due 08/25/2027(3)(4)(6)	1,898,000	52,779
Series K729, Class X1 0.37% due 10/25/2024(3)(4)(6)	4,026,747	71,908
Series K069, Class X1 0.37% due 09/25/2027(3)(4)(6)	1,711,548	49,299
Series K072, Class X1 0.37% due 12/25/2027(3)(4)(6)	3,540,054	102,161
Series K728, Class X1 0.42% due 08/25/2024(3)(4)(6)	5,553,044	110,598
Series K068, Class X1 0.44% due 08/25/2027(3)(4)(6)	1,333,169	43,011
Series K727, Class XAM 0.51% due 07/25/2024(3)(4)(6)	2,786,000	75,426
Series K067, Class X1 0.58% due 07/25/2027(3)(4)(6)	2,371,958	100,628
Series K727, Class X1 0.62% due 07/25/2024(3)(4)(6)	1,010,561	27,648
Series K066, Class XAM 0.64% due 06/25/2027(3)(4)(6)	2,696,000	134,040
Series K066, Class X1 0.75% due 06/25/2027(3)(4)(6)	913,346	47,914
Series K726, Class X1 0.88% due 04/25/2024(3)(4)(6)	1,229,085	45,694

307

SunAmerica Series Trust SA MFS Total Return Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Principal Amount	Value (Note 2)
U.S. GOVERNMENT AGENCIES (continued)
Federal Home Loan Mtg. Corp. (continued)
Series K033, Class A2 3.06% due 07/25/2023(3)(4)	$135,000	$136,223
Series K728, Class A2 3.06due 08/25/2024(3)(4)	156,000	157,055
Series K069, Class A2 3.19% due 09/25/2027(3)(4)	148,000	147,791
Series K030, Class A2 3.25% due 04/25/2023(3)(4)	507,000	514,641
Series K070, Class A2 3.30% due 11/25/2027(3)(4)	53,000	53,420
Series K029, Class A2 3.32% due 02/25/2023(3)(4)	143,000	145,808
Series K063, Class A2 3.43% due 01/25/2027(3)(4)	151,200	154,373
Series K035, Class A2 3.46% due 08/25/2023(3)(4)	523,000	536,334
Series K075, Class A2 3.65% due 02/25/2028(3)(4)	177,000	182,819
Federal Home Loan Mtg. Corp. Multifamily Structured Pass-Through Certs. Series K049, Class A2 3.01% due 07/25/2025(3)	83,000	83,085

		21,194,625

Federal National Mtg. Assoc. — 5.4%
2.28% due 11/01/2026	96,183	91,417
2.41% due 05/01/2023	98,521	97,464
2.50% due March 15 TBA	625,000	614,654
2.55% due 05/01/2023	90,197	89,714
2.59% due 05/01/2023	92,570	92,216
2.70% due 07/01/2025	75,000	73,753
3.00% due 12/01/2031	722,737	724,203
3.00% due 09/01/2032	582,615	583,447
3.00% due 03/01/2033	117,384	117,551
3.00% due 11/01/2033	50,000	50,071
3.00% due 07/01/2037	150,534	150,052
3.00% due 11/01/2037	294,619	292,991
3.00% due 09/01/2046	120,464	118,659
3.00% due 10/01/2046	484,137	476,886
3.00% due 11/01/2046	612,526	603,351
3.50% due 04/01/2038	283,142	287,526
3.50% due 11/01/2041	26,202	26,450
3.50% due 01/01/2042	377,075	381,508
3.50% due 01/01/2043	133,523	135,067
3.50% due 04/01/2043	456,739	462,021
3.50% due 05/01/2043	594,149	601,021
3.50% due 07/01/2043	669,833	677,372
3.50% due 08/01/2043	227,349	229,978
3.50% due 09/01/2043	915,138	925,509
3.50% due 02/01/2045	663,223	671,509
3.50% due 09/01/2045	787,968	795,740
3.50% due 10/01/2045	526,640	532,219
3.50% due 01/01/2046	166,614	168,459
3.50% due 05/01/2046	245,503	247,626
3.50% due 07/01/2046	691,447	697,519
3.50% due 10/01/2046	215,320	216,989
3.50% due 12/01/2046	577,594	581,832
3.50% due 01/01/2047	88,568	89,159
4.00% due 09/01/2040	667,203	688,777
4.00% due 11/01/2040	154,076	159,058
4.00% due 12/01/2040	149,858	154,704
4.00% due 12/01/2040	212,226	219,088

Security Description	Principal Amount	Value (Note 2)
Federal National Mtg. Assoc. (continued)
4.00% due 02/01/2041	$411,881	$425,349
4.00% due 06/01/2041	411,100	424,378
4.00% due 11/01/2041	137,738	142,192
4.00% due 01/01/2042	926,048	956,000
4.00% due 04/01/2042	127,042	131,150
4.00% due 10/01/2042	107,267	110,735
4.00% due 12/01/2042	120,788	124,692
4.00% due 01/01/2043	192,818	199,202
4.00% due 04/01/2043	30,327	31,307
4.00% due 05/01/2043	396,417	409,756
4.00% due 06/01/2043	179,262	185,054
4.00% due 07/01/2043	164,134	168,977
4.00% due 01/01/2044	76,322	79,030
4.00% due 04/01/2044	82,764	85,438
4.00% due 05/01/2044	300,923	310,624
4.00% due 11/01/2044	149,274	153,362
4.00% due 02/01/2045	242,467	251,177
4.00% due 06/01/2047	631,530	648,283
4.00% due 10/01/2048	981,637	1,005,037
4.50% due 03/01/2019	162	164
4.50% due 04/01/2020	5,078	5,161
4.50% due 07/01/2020	1,386	1,409
4.50% due 08/01/2033	86,848	90,587
4.50% due 03/01/2034	268,422	280,394
4.50% due 01/01/2040	85,191	89,515
4.50% due 02/01/2041	173,222	182,075
4.50% due 04/01/2041	243,169	255,598
4.50% due 01/01/2043	180,941	190,183
4.50% due 04/01/2044	1,063,518	1,117,839
4.50% due 06/01/2044	118,355	124,397
4.60% due 09/01/2019	76,476	77,075
5.00% due 07/01/2019	1,158	1,176
5.00% due 11/01/2019	3,755	3,817
5.00% due 03/01/2020	4,171	4,239
5.00% due 07/01/2020	2,173	2,209
5.00% due 08/01/2020	3,132	3,187
5.00% due 12/01/2020	7,005	7,119
5.00% due 03/01/2026	51,087	55,771
5.00% due 11/01/2033	46,104	49,380
5.00% due 03/01/2034	36,065	38,694
5.00% due 05/01/2034	14,890	15,947
5.00% due 08/01/2034	14,847	15,902
5.00% due 09/01/2034	40,984	43,894
5.00% due 06/01/2035	61,122	65,422
5.00% due 07/01/2035	135,512	145,065
5.00% due 08/01/2035	30,614	32,784
5.00% due 09/01/2035	21,654	23,203
5.00% due 10/01/2035	114,076	122,210
5.00% due 10/01/2039	40,679	43,059
5.00% due 11/01/2039	68,358	73,007
5.00% due 11/01/2040	44,603	47,499
5.00% due 01/01/2041	3,836	4,039
5.00% due 03/01/2041	28,584	30,468
5.50% due 07/01/2019	3,956	3,958
5.50% due 08/01/2019	500	499
5.50% due 09/01/2019	4,295	4,296
5.50% due 01/01/2021	8,555	8,632
5.50% due 03/01/2021	3,799	3,833
5.50% due 05/01/2022	7,314	7,466
5.50% due 02/01/2033	36,457	39,706
5.50% due 06/01/2033	55,118	59,968
5.50% due 07/01/2033	183,866	199,725
5.50% due 11/01/2033	60,257	65,480

308

SunAmerica Series Trust SA MFS Total Return Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Principal Amount	Value (Note 2)
U.S. GOVERNMENT AGENCIES (continued)
Federal National Mtg. Assoc. (continued)
5.50% due 12/01/2033	$7,595	$8,060
5.50% due 01/01/2034	48,786	52,283
5.50% due 02/01/2034	91,436	98,940
5.50% due 03/01/2034	18,290	19,716
5.50% due 04/01/2034	24,947	26,536
5.50% due 05/01/2034	124,335	135,095
5.50% due 06/01/2034	11,680	12,669
5.50% due 07/01/2034	134,576	145,910
5.50% due 09/01/2034	134,505	143,771
5.50% due 10/01/2034	255,630	276,765
5.50% due 11/01/2034	257,266	276,795
5.50% due 12/01/2034	118,838	129,335
5.50% due 01/01/2035	207,206	225,572
5.50% due 04/01/2035	25,484	27,746
5.50% due 09/01/2035	106,223	115,669
5.50% due 06/01/2036	60,897	64,622
5.50% due 03/01/2037	17,529	18,660
6.00% due 01/01/2021	7,096	7,167
6.00% due 05/01/2021	3,227	3,269
6.00% due 07/01/2021	13,836	14,014
6.00% due 04/01/2034	68,246	74,962
6.00% due 05/01/2034	33,752	36,405
6.00% due 06/01/2034	175,950	192,376
6.00% due 07/01/2034	80,019	87,476
6.00% due 08/01/2034	35,636	38,585
6.00% due 10/01/2034	97,657	106,340
6.00% due 11/01/2034	14,081	15,193
6.00% due 12/01/2034	4,105	4,428
6.00% due 08/01/2035	14,142	15,272
6.00% due 09/01/2035	41,664	45,987
6.00% due 10/01/2035	33,485	36,542
6.00% due 11/01/2035	5,207	5,616
6.00% due 12/01/2035	87,452	96,000
6.00% due 02/01/2036	74,111	79,964
6.00% due 03/01/2036	7,593	8,255
6.00% due 04/01/2036	22,876	25,016
6.00% due 06/01/2036	5,025	5,545
6.00% due 12/01/2036	15,690	17,170
6.00% due 07/01/2037	28,885	31,779
6.50% due 06/01/2031	20,087	22,516
6.50% due 07/01/2031	686	744
6.50% due 09/01/2031	15,180	16,467
6.50% due 07/01/2032	57,523	64,859
6.50% due 08/01/2032	35,482	40,034
6.50% due 01/01/2033	30,422	34,148
6.50% due 04/01/2034	8,680	9,885
6.50% due 06/01/2034	12,481	13,613
6.50% due 08/01/2034	23,828	25,824
6.50% due 05/01/2036	20,067	21,748
6.50% due 01/01/2037	7,345	7,961
6.50% due 02/01/2037	47,522	52,630
6.50% due 05/01/2037	18,633	20,339
6.50% due 07/01/2037	24,586	26,916
Federal National Mtg. Assoc. Multifamily REMIC Trust FRS Series 2015-M12, Class FA 2.81% (1 ML+0.34%) due 04/25/2020(3)	11,287	11,274
Federal National Mtg. Assoc. REMIC
Series 2015-61, Class PA 2.00% due 05/25/2044(5)	110,493	107,033
Series 2014-7, Class VA 3.50% due 05/25/2025(5)	150,320	153,041

Security Description	Principal Amount	Value (Note 2)
Federal National Mtg. Assoc. (continued)
Federal National Mtg. Assoc. REMIC VRS Series 2017-M4, Class A2 2.60% due 12/25/2026(3)(4)	$316,000	$303,252

		26,261,143

Government National Mtg. Assoc. — 2.5%
3.00% due 11/20/2047	1,532,024	1,521,150
3.00% due 01/20/2048	2,775,011	2,755,169
3.00% due 03/20/2048	390,240	387,449
3.50% due 12/15/2041	202,169	205,769
3.50% due 02/15/2042	63,628	64,755
3.50% due 06/20/2043	373,999	380,637
3.50% due 07/20/2043	483,980	492,571
3.50% due 11/20/2047	485,167	491,740
3.50% due 03/20/2048	1,651,399	1,673,423
3.50% due 08/20/2048	487,097	493,529
3.50% due 12/20/2048	149,605	151,555
4.00% due 01/20/2041	453,850	470,979
4.00% due 02/20/2041	113,079	117,345
4.00% due 04/20/2041	86,413	89,672
4.00% due 02/20/2042	120,362	124,896
4.00% due February 30 TBA	800,000	823,094
4.50% due 07/20/2033	8,092	8,475
4.50% due 09/20/2033	53,508	56,030
4.50% due 12/20/2034	18,644	19,484
4.50% due 11/15/2039	132,680	139,244
4.50% due 03/15/2040	152,805	162,303
4.50% due 04/15/2040	159,720	167,646
4.50% due 06/15/2040	60,202	63,249
4.50% due 01/20/2041	107,700	113,389
4.50% due 01/20/2049	200,000	207,827
5.00% due 07/20/2033	11,184	11,921
5.00% due 06/15/2034	56,479	60,630
5.00% due 10/15/2034	24,101	25,867
5.50% due 11/15/2032	87,335	93,638
5.50% due 05/15/2033	213,147	233,903
5.50% due 12/15/2033	61,321	67,263
5.50% due 10/15/2035	1,329	1,422
6.00% due 09/15/2032	57,850	63,956
6.00% due 04/15/2033	82,495	91,205
6.00% due 02/15/2034	93,105	100,915
6.00% due 07/15/2034	33,930	37,487
6.00% due 09/15/2034	14,391	15,462
6.00% due 01/20/2035	16,181	17,758
6.00% due 02/20/2035	22,418	24,951
6.00% due 04/20/2035	13,643	14,981
6.00% due 01/15/2038	88,013	97,252
Government National Mtg. Assoc. REMIC Series 2013-169, Class KV 2.50% due 07/20/2032(5)	75,000	69,819
Government National Mtg. Assoc. REMIC VRS Series 2017-94, Class IO 0.66% due 02/16/2059(3)(4)(6)	1,448,639	87,918

		12,297,728

Small Business Administration — 0.1%
Series 2003-20G, Class 1 4.35% due 07/01/2023	7,389	7,583
Series 2004-20D, Class 1 4.77% due 04/01/2024	30,602	31,502

309

SunAmerica Series Trust SA MFS Total Return Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Principal Amount	Value (Note 2)
U.S. GOVERNMENT AGENCIES (continued)
Small Business Administration (continued)
Series 2005-20C, Class 1 4.95% due 03/01/2025	$77,546	$80,135
Series 2004-20I, Class 1 4.99% due 09/01/2024	47,689	49,353
Series 2004-20E, Class 1 5.18% due 05/01/2024	45,389	46,769
Series 2004-20F, Class 1 5.52% due 06/01/2024	48,463	50,442

		265,784

Total U.S. Government Agencies (cost $60,082,437)		60,019,280

U.S. GOVERNMENT TREASURIES — 11.2%
United States Treasury Bonds — 5.2%
2.00% due 11/15/2026	1,150,000	1,103,775
2.50% due 02/15/2045	4,616,000	4,196,774
2.88% due 05/15/2043	4,855,200	4,760,182
2.88% due 11/15/2046	2,075,000	2,025,395
3.00% due 02/15/2048	913,000	910,611
3.13% due 05/15/2021	7,914,000	8,029,309
3.50% due 02/15/2039	369,000	405,453
4.50% due 08/15/2039	1,911,400	2,393,282
5.00% due 05/15/2037	16,000	21,103
5.25% due 02/15/2029	1,000	1,227
6.00% due 02/15/2026	170,000	207,832
6.25% due 08/15/2023	128,000	148,645
6.75% due 08/15/2026	377,000	485,564
8.00% due 11/15/2021	318,000	365,091

		25,054,243

United States Treasury Notes — 6.0%
1.38% due 02/29/2020	497,000	490,788
1.75% due 11/30/2021	15,128,000	14,842,577
1.75% due 09/30/2022	566,000	552,469
2.25% due 08/15/2027	560,000	544,928
2.50% due 08/15/2023	7,746,000	7,762,339
3.50% due 05/15/2020	4,702,000	4,759,489

		28,952,590

Total U.S. Government Treasuries (cost $53,813,334)		54,006,833

MUNICIPAL BONDS & NOTES — 0.2%
New Jersey Turnpike Authority Revenue Bonds Series F 7.41% due 01/01/2040 (cost $702,617)	675,000	976,077

Total Long-Term Investment Securities (cost $416,502,451)		475,767,907

SHORT-TERM INVESTMENT SECURITIES — 1.6%
U.S. Government Agencies — 1.6%
Federal Home Loan Bank Disc. Notes 2.23% due 02/01/2019 (cost $7,920,000)	7,920,000	7,920,000

TOTAL INVESTMENTS (cost $424,422,451)(7)	99.9%	483,687,907
Other assets less liabilities	0.1	389,022

NET ASSETS	100.0%	$484,076,929

†	Non-income producing security
*	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Portfolio has no right to demand registration of these securities. At January 31, 2019, the aggregate value of these securities was $23,071,971 representing 4.8% of net assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(1)	Illiquid security. At January 31, 2019, the aggregate value of these securities was $775,245 representing 0.2% of net assets.
(2)	Collateralized Loan Obligation
(3)	Commercial Mortgage Backed Security
(4)	Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(5)	Collateralized Mortgage Obligation
(6)	Interest Only
(7)	See Note 3 for cost of investments on a tax basis.

ADR — American Depositary Receipt

CLO — Collateralized Loan Obligation

REMIC — Real Estate Mortgage Investment Conduit

TBA — Securities purchased on a forward commitment basis with an approximate principal amount and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement date.

FRS — Floating Rate Security

VRS — Variable Rate Security

The rates shown on FRS and VRS are the current rates as of January 31, 2019 and unless noted otherwise, the dates shown are the original maturity dates.

Index Legend

1ML — 1 Month USD LIBOR

3ML — 3 Month USD LIBOR

310

SunAmerica Series Trust SA MFS Total Return Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

The following is a summary of the inputs used to value the Portfolio’s net assets as of January 31, 2019 (see Note 2):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs		Level 3 - Significant Unobservable Inputs	Total
ASSETS:
Investments at Value:*
Common Stocks	$266,334,409	$21,236,099	**	$—	$287,570,508
Convertible Preferred Securities	885,608	—		—	885,608
Preferred Securities/Capital Securities	—	543,762		—	543,762
Asset Backed Securities	—	16,320,391		—	16,320,391
U.S. Corporate Bonds & Notes	—	44,283,235		—	44,283,235
Foreign Corporate Bonds & Notes	—	11,162,213		—	11,162,213
U.S. Government Agencies	—	60,019,280		—	60,019,280
U.S. Government Treasuries	—	54,006,833		—	54,006,833
Municipal Bonds & Notes	—	976,077		—	976,077
Short-Term Investment Securities	—	7,920,000		—	7,920,000

Total Investments at Value	$267,220,017	$216,467,890		$—	$483,687,907

*	For a detailed presentation of investments, please refer to the Portfolio of Investments.
**	Represents foreign equity securities that have been fair valued in accordance with pricing procedures approved by the Board (see Note 2).

See Notes to Financial Statements

311

SunAmerica Series Trust SA Mid Cap Index Portfolio

PORTFOLIO PROFILE — January 31, 2019 — (unaudited)

Industry Allocation*

Repurchase Agreements	16.6%
Real Estate Investment Trusts	9.1
Banks-Commercial	7.1
Gas-Distribution	2.7
Retail-Restaurants	2.1
Medical Products	1.9
Electric-Integrated	1.9
Chemicals-Specialty	1.8
Oil Companies-Exploration & Production	1.7
Computer Services	1.7
Insurance-Property/Casualty	1.7
Commercial Services-Finance	1.5
Machinery-General Industrial	1.4
Enterprise Software/Service	1.3
Steel-Producers	1.3
Food-Misc./Diversified	1.3
Medical Instruments	1.2
Medical-Biomedical/Gene	1.2
Insurance-Multi-line	1.2
Electronic Parts Distribution	1.1
Diversified Manufacturing Operations	1.1
Transport-Truck	1.1
Building-Residential/Commercial	1.1
Medical Labs & Testing Services	1.0
Insurance-Reinsurance	1.0
Investment Management/Advisor Services	1.0
Electronic Components-Misc.	1.0
Applications Software	0.9
Aerospace/Defense	0.9
Electronic Components-Semiconductors	0.9
Data Processing/Management	0.9
Electronic Measurement Instruments	0.9
U.S. Government Treasuries	0.9
Semiconductor Components-Integrated Circuits	0.8
Savings & Loans/Thrifts	0.7
Human Resources	0.7
Theaters	0.7
Oil & Gas Drilling	0.7
Semiconductor Equipment	0.6
Distribution/Wholesale	0.6
Office Automation & Equipment	0.6
Commercial Services	0.6
Containers-Paper/Plastic	0.6
Oil-Field Services	0.6
Disposable Medical Products	0.6
Medical-Drugs	0.6
Lighting Products & Systems	0.5
Recreational Vehicles	0.5
Garden Products	0.5
Hotels/Motels	0.5
Retail-Misc./Diversified	0.5
Television	0.5
Machine Tools & Related Products	0.5
Real Estate Management/Services	0.5
Building Products-Cement	0.5
Multimedia	0.5
Building Products-Air & Heating	0.5
Medical-HMO	0.5
Auto/Truck Parts & Equipment-Original	0.5
Resorts/Theme Parks	0.5
Industrial Automated/Robotic	0.5

Insurance-Life/Health	0.5%
Funeral Services & Related Items	0.5
Coatings/Paint	0.4
Apparel Manufacturers	0.4
Finance-Investment Banker/Broker	0.4
Machinery-Construction & Mining	0.4
Finance-Consumer Loans	0.4
Machinery-Pumps	0.4
Engineering/R&D Services	0.4
Racetracks	0.4
Hazardous Waste Disposal	0.4
Building-Heavy Construction	0.4
Batteries/Battery Systems	0.4
Physical Therapy/Rehabilitation Centers	0.4
Oil Refining & Marketing	0.4
Telecommunication Equipment	0.4
Medical Information Systems	0.4
Insurance Brokers	0.4
Containers-Metal/Glass	0.4
Water	0.4
Miscellaneous Manufacturing	0.4
Finance-Other Services	0.4
Patient Monitoring Equipment	0.4
Filtration/Separation Products	0.4
Retail-Apparel/Shoe	0.4
Power Converter/Supply Equipment	0.4
Wireless Equipment	0.4
Schools	0.3
Gold Mining	0.3
Airlines	0.3
Telecom Equipment-Fiber Optics	0.3
Retail-Discount	0.3
Rental Auto/Equipment	0.3
Instruments-Controls	0.3
Computers-Integrated Systems	0.3
Aerospace/Defense-Equipment	0.3
Medical-Outpatient/Home Medical	0.3
Networking Products	0.3
Retail-Convenience Store	0.3
Transport-Rail	0.3
Oil Companies-Integrated	0.3
Electric Products-Misc.	0.3
Casino Services	0.3
Cable/Satellite TV	0.3
Retail-Mail Order	0.3
Medical-Hospitals	0.3
Pipelines	0.2
Machinery-Farming	0.2
Transport-Marine	0.2
Chemicals-Diversified	0.2
Energy-Alternate Sources	0.2
Retail-Catalog Shopping	0.2
Building & Construction-Misc.	0.2
Security Services	0.2
Office Furnishings-Original	0.2
Multilevel Direct Selling	0.2
Footwear & Related Apparel	0.2
Publishing-Newspapers	0.2
Food-Baking	0.2
Computers-Other	0.2
Computer Software	0.2

312

SunAmerica Series Trust SA Mid Cap Index Portfolio

PORTFOLIO PROFILE — January 31, 2019 — (unaudited) — (continued)

Industry Allocation* (continued)

Steel-Specialty	0.2%
Building & Construction Products-Misc.	0.2
Transactional Software	0.2
Health Care Cost Containment	0.2
Telephone-Integrated	0.2
Machinery-Electrical	0.2
Building-Mobile Home/Manufactured Housing	0.2
Transport-Services	0.2
Consumer Products-Misc.	0.2
Food-Retail	0.2
Paper & Related Products	0.2
Metal Processors & Fabrication	0.2
Lasers-System/Components	0.2
Steel Pipe & Tube	0.2
Transport-Equipment & Leasing	0.2
Internet Content-Information/News	0.2
Electronic Security Devices	0.2
Retail-Sporting Goods	0.2
Chemicals-Plastics	0.2
Poultry	0.1
Home Furnishings	0.1
Publishing-Books	0.1
Retail-Automobile	0.1
Casino Hotels	0.1
Finance-Mortgage Loan/Banker	0.1
Printing-Commercial	0.1
Publishing-Periodicals	0.1
Wire & Cable Products	0.1
Brewery	0.1
Cosmetics & Toiletries	0.1
Retail-Bedding	0.1
Dental Supplies & Equipment	0.1
Quarrying	0.1
E-Commerce/Services	0.1
Retail-Petroleum Products	0.1
Metal Products-Distribution	0.1
Oil Field Machinery & Equipment	0.1
Auction Houses/Art Dealers	0.1
Housewares	0.1
Retail-Jewelry	0.1
Retail-Arts & Crafts	0.1
Retail-Regional Department Stores	0.1

114.2%

*	Calculated as a percentage of net assets

313

SunAmerica Series Trust SA Mid Cap Index Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019

Security Description	Shares	Value (Note 2)
COMMON STOCKS — 96.7%
Aerospace/Defense — 0.9%
Esterline Technologies Corp.†	3,866	$470,492
MSA Safety, Inc.	5,094	510,317
Teledyne Technologies, Inc.†	5,251	1,177,379

		2,158,188

Aerospace/Defense-Equipment — 0.3%
Curtiss-Wright Corp.	6,372	723,349

Airlines — 0.3%
JetBlue Airways Corp.†	44,352	797,892

Apparel Manufacturers — 0.4%
Carter’s, Inc.	6,671	553,026
Deckers Outdoor Corp.†	4,237	544,243

		1,097,269

Applications Software — 0.9%
CDK Global, Inc.	18,739	916,525
PTC, Inc.†	15,542	1,317,806

		2,234,331

Auction Houses/Art Dealers — 0.1%
Sotheby’s†	4,789	193,428

Auto/Truck Parts & Equipment-Original — 0.5%
Adient PLC	12,640	249,513
Dana, Inc.	21,051	370,919
Delphi Technologies PLC	12,877	230,627
Visteon Corp.†	4,207	323,476

		1,174,535

Banks-Commercial — 7.1%
Associated Banc-Corp.	24,125	522,306
BancorpSouth Bank	13,199	385,147
Bank of Hawaii Corp.	6,075	469,780
Bank OZK	17,591	533,711
Cathay General Bancorp	11,208	416,041
Chemical Financial Corp.	10,397	462,251
Commerce Bancshares, Inc.	14,445	863,811
Cullen/Frost Bankers, Inc.	9,305	905,190
East West Bancorp, Inc.	21,094	1,061,450
First Horizon National Corp.	47,140	692,015
FNB Corp.	47,191	549,775
Fulton Financial Corp.	25,625	411,281
Hancock Whitney Corp.†	12,393	509,104
Home BancShares, Inc.	23,152	423,913
International Bancshares Corp.	7,990	283,405
MB Financial, Inc.	12,259	544,054
PacWest Bancorp	17,720	683,815
Pinnacle Financial Partners, Inc.	10,654	572,866
Prosperity Bancshares, Inc.	9,654	686,786
Signature Bank	7,768	988,944
Synovus Financial Corp.	24,123	854,437
TCF Financial Corp.	24,274	537,912
Texas Capital Bancshares, Inc.†	7,302	425,488
Trustmark Corp.	9,762	307,796
UMB Financial Corp.	6,532	420,400
Umpqua Holdings Corp.	32,049	566,626
United Bankshares, Inc.	15,016	531,116
Valley National Bancorp	48,238	487,686
Webster Financial Corp.	13,422	723,177
Wintrust Financial Corp.	8,206	583,775

		17,404,058

Security Description	Shares	Value (Note 2)
Batteries/Battery Systems — 0.4%
Energizer Holdings, Inc.	9,271	$439,445
EnerSys	6,134	522,985

		962,430

Brewery — 0.1%
Boston Beer Co., Inc., Class A†	1,252	311,948

Building & Construction Products-Misc. — 0.2%
Louisiana-Pacific Corp.	20,544	500,863

Building & Construction-Misc. — 0.2%
EMCOR Group, Inc.	8,376	546,366

Building Products-Air & Heating — 0.5%
Lennox International, Inc.	5,275	1,209,452

Building Products-Cement — 0.5%
Eagle Materials, Inc.	6,823	484,433
MDU Resources Group, Inc.	28,525	733,378

		1,217,811

Building-Heavy Construction — 0.4%
Arcosa, Inc.	1	30
Dycom Industries, Inc.†	4,554	264,360
Granite Construction, Inc.	6,824	294,933
MasTec, Inc.†	9,274	411,580

		970,903

Building-Mobile Home/Manufactured Housing — 0.2%
Thor Industries, Inc.	7,300	475,376

Building-Residential/Commercial — 1.1%
KB Home	12,543	268,546
NVR, Inc.†	498	1,324,680
Toll Brothers, Inc.	19,728	728,752
TRI Pointe Group, Inc.†	20,693	278,321

		2,600,299

Cable/Satellite TV — 0.3%
Cable One, Inc.	722	638,493

Casino Hotels — 0.1%
Boyd Gaming Corp.	11,757	321,201

Casino Services — 0.3%
Eldorado Resorts, Inc.†	9,459	440,979
Scientific Games Corp.†	8,006	200,630

		641,609

Chemicals-Diversified — 0.2%
Olin Corp.	24,277	573,180

Chemicals-Plastics — 0.2%
PolyOne Corp.	11,615	375,978

Chemicals-Specialty — 1.8%
Ashland Global Holdings, Inc.	9,093	690,159
Cabot Corp.	8,735	409,584
Chemours Co.	24,896	890,032
Minerals Technologies, Inc.	5,131	300,523
NewMarket Corp.	1,294	519,010
Sensient Technologies Corp.	6,152	386,222
Valvoline, Inc.	27,381	605,394
Versum Materials, Inc.	15,866	583,393

		4,384,317

Coatings/Paint — 0.4%
RPM International, Inc.	19,312	1,103,874

314

SunAmerica Series Trust SA Mid Cap Index Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Shares	Value (Note 2)
COMMON STOCKS (continued)
Commercial Services — 0.6%
CoreLogic, Inc.†	11,723	$425,545
Healthcare Services Group, Inc.	10,738	468,392
LiveRamp Holdings, Inc.†	9,898	429,969
Weight Watchers International, Inc.†	5,641	180,512

		1,504,418

Commercial Services-Finance — 1.5%
Green Dot Corp., Class A†	6,902	510,886
MarketAxess Holdings, Inc.	5,470	1,174,792
Sabre Corp.	40,063	920,648
WEX, Inc.†	6,273	1,012,023

		3,618,349

Computer Services — 1.7%
CACI International, Inc., Class A†	3,616	604,523
Leidos Holdings, Inc.	21,792	1,263,936
MAXIMUS, Inc.	9,333	654,523
Perspecta, Inc.	20,583	412,689
Science Applications International Corp.	7,405	497,172
Teradata Corp.†	17,200	763,336

		4,196,179

Computer Software — 0.2%
j2 Global, Inc.	6,814	512,140

Computers-Integrated Systems — 0.3%
NCR Corp.†	17,200	460,100
NetScout Systems, Inc.†	10,177	263,890

		723,990

Computers-Other — 0.2%
Lumentum Holdings, Inc.†	10,717	524,168

Consumer Products-Misc. — 0.2%
Helen of Troy, Ltd.†	3,842	445,826

Containers-Metal/Glass — 0.4%
Greif, Inc., Class A	3,775	147,225
Owens-Illinois, Inc.	23,094	463,497
Silgan Holdings, Inc.	11,268	311,222

		921,944

Containers-Paper/Plastic — 0.6%
Bemis Co., Inc.	13,245	646,886
Sonoco Products Co.	14,524	836,292

		1,483,178

Cosmetics & Toiletries — 0.1%
Edgewell Personal Care Co.†	7,864	310,235

Data Processing/Management — 0.9%
CommVault Systems, Inc.†	5,658	373,824
Dun & Bradstreet Corp.	5,403	782,030
Fair Isaac Corp.†	4,214	948,993

		2,104,847

Dental Supplies & Equipment — 0.1%
Patterson Cos., Inc.	12,021	267,948

Disposable Medical Products — 0.6%
STERIS PLC	12,296	1,402,482

Distribution/Wholesale — 0.6%
Pool Corp.	5,859	878,323

Security Description	Shares	Value (Note 2)
Distribution/Wholesale (continued)
Watsco, Inc.	4,673	$689,174

		1,567,497

Diversified Manufacturing Operations — 1.1%
Carlisle Cos., Inc.	8,665	933,480
Crane Co.	7,353	608,534
ITT, Inc.	12,748	670,035
Trinity Industries, Inc.	21,289	497,737

		2,709,786

E-Commerce/Services — 0.1%
Cars.com, Inc.†	9,180	250,706

Electric Products-Misc. — 0.3%
Littelfuse, Inc.	3,661	643,311

Electric-Integrated — 1.9%
ALLETE, Inc.	7,484	575,819
Black Hills Corp.	7,855	533,276
Hawaiian Electric Industries, Inc.	15,844	589,238
IDACORP, Inc.	7,333	714,968
NorthWestern Corp.	7,322	467,949
OGE Energy Corp.	29,065	1,190,212
PNM Resources, Inc.	11,592	493,703

		4,565,165

Electronic Components-Misc. — 1.0%
Gentex Corp.	38,143	807,869
Jabil, Inc.	20,921	557,545
nVent Electric PLC	23,760	594,475
Vishay Intertechnology, Inc.	19,225	374,887

		2,334,776

Electronic Components-Semiconductors — 0.9%
Cree, Inc.†	14,925	752,668
Monolithic Power Systems, Inc.	5,678	718,608
Silicon Laboratories, Inc.†	6,279	480,343
Synaptics, Inc.†	5,038	200,512

		2,152,131

Electronic Measurement Instruments — 0.9%
National Instruments Corp.	16,380	724,324
Trimble, Inc.†	36,547	1,376,360

		2,100,684

Electronic Parts Distribution — 1.1%
Arrow Electronics, Inc.†	12,686	963,502
Avnet, Inc.	16,185	666,822
SYNNEX Corp.	6,031	583,560
Tech Data Corp.†	5,431	519,366

		2,733,250

Electronic Security Devices — 0.2%
Resideo Technologies, Inc.†	17,894	392,415

Energy-Alternate Sources — 0.2%
First Solar, Inc.†	10,982	555,579

Engineering/R&D Services — 0.4%
AECOM†	22,752	696,439
KBR, Inc.	20,501	352,617

		1,049,056

Enterprise Software/Service — 1.3%
Blackbaud, Inc.	7,068	506,069
Manhattan Associates, Inc.†	9,514	463,998
Tyler Technologies, Inc.†	5,649	1,068,734

315

SunAmerica Series Trust SA Mid Cap Index Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Shares	Value (Note 2)
COMMON STOCKS (continued)
Enterprise Software/Service (continued)
Ultimate Software Group, Inc.†	4,550	$1,242,468

		3,281,269

Filtration/Separation Products — 0.4%
Donaldson Co., Inc.	18,611	879,928

Finance-Consumer Loans — 0.4%
Navient Corp.	33,410	380,874
SLM Corp.†	63,396	678,971

		1,059,845

Finance-Investment Banker/Broker — 0.4%
Evercore, Inc., Class A	5,889	526,771
Interactive Brokers Group, Inc., Class A	10,926	550,670

		1,077,441

Finance-Mortgage Loan/Banker — 0.1%
LendingTree, Inc.†	1,083	320,936

Finance-Other Services — 0.4%
SEI Investments Co.	19,013	903,878

Food-Baking — 0.2%
Flowers Foods, Inc.	26,699	524,902

Food-Confectionery — 0.0%
Tootsie Roll Industries, Inc.	2,697	93,451

Food-Misc./Diversified — 1.3%
Hain Celestial Group, Inc.†	13,024	238,730
Ingredion, Inc.	10,289	1,018,611
Lancaster Colony Corp.	2,840	451,759
Post Holdings, Inc.†	9,703	900,632
TreeHouse Foods, Inc.†	8,149	475,576

		3,085,308

Food-Retail — 0.2%
Sprouts Farmers Market, Inc.†	18,569	445,285

Footwear & Related Apparel — 0.2%
Skechers U.S.A., Inc., Class A†	19,483	529,353

Funeral Services & Related Items — 0.5%
Service Corp. International	26,331	1,130,127

Garden Products — 0.5%
Scotts Miracle-Gro Co.	5,716	424,985
Toro Co.	15,307	910,766

		1,335,751

Gas-Distribution — 2.7%
Atmos Energy Corp.	17,005	1,660,198
National Fuel Gas Co.	12,509	716,766
New Jersey Resources Corp.	12,879	624,631
ONE Gas, Inc.	7,644	627,955
Southwest Gas Holdings, Inc.	7,712	604,004
UGI Corp.	25,298	1,442,745
Vectren Corp.	12,090	875,074

		6,551,373

Gold Mining — 0.3%
Royal Gold, Inc.	9,533	832,898

Hazardous Waste Disposal — 0.4%
Clean Harbors, Inc.†	7,416	439,101
Stericycle, Inc.†	12,393	546,284

		985,385

Security Description	Shares	Value (Note 2)
Health Care Cost Containment — 0.2%
HealthEquity, Inc.†	7,898	$492,361

Home Furnishings — 0.1%
Tempur Sealy International, Inc.†	6,661	353,166

Hotels/Motels — 0.5%
Wyndham Destinations, Inc.	14,181	597,587
Wyndham Hotels & Resorts, Inc.	14,433	708,516

		1,306,103

Housewares — 0.1%
Tupperware Brands Corp.	7,070	192,799

Human Resources — 0.7%
ASGN, Inc.†	7,636	480,992
Insperity, Inc.	5,536	590,580
ManpowerGroup, Inc.	8,997	711,033

		1,782,605

Industrial Automated/Robotic — 0.5%
Cognex Corp.	25,057	1,140,093

Instruments-Controls — 0.3%
Woodward, Inc.	8,091	735,067

Insurance Brokers — 0.4%
Brown & Brown, Inc.	34,130	926,971

Insurance-Life/Health — 0.5%
CNO Financial Group, Inc.	23,960	428,405
Primerica, Inc.	6,248	702,088

		1,130,493

Insurance-Multi-line — 1.2%
American Financial Group, Inc.	10,260	978,701
Genworth Financial, Inc., Class A†	72,870	352,691
Kemper Corp.	8,857	665,869
Old Republic International Corp.	41,398	834,170

		2,831,431

Insurance-Property/Casualty — 1.7%
Alleghany Corp.	2,160	1,364,170
First American Financial Corp.	16,267	814,651
Hanover Insurance Group, Inc.	6,160	702,486
Mercury General Corp.	3,945	203,957
WR Berkley Corp.	14,039	1,079,459

		4,164,723

Insurance-Reinsurance — 1.0%
Aspen Insurance Holdings, Ltd.	8,687	362,508
Reinsurance Group of America, Inc.	9,135	1,319,551
RenaissanceRe Holdings, Ltd.	5,859	808,718

		2,490,777

Internet Content-Information/News — 0.2%
Yelp, Inc.†	11,123	405,100

Investment Management/Advisor Services — 1.0%
Eaton Vance Corp.	16,957	653,184
Federated Investors, Inc., Class B	13,892	362,998
Janus Henderson Group PLC	24,280	530,032
Legg Mason, Inc.	12,446	370,891
Stifel Financial Corp.	10,479	501,630

		2,418,735

Lasers-System/Components — 0.2%
Coherent, Inc.†	3,548	419,374

316

SunAmerica Series Trust SA Mid Cap Index Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Shares	Value (Note 2)
COMMON STOCKS (continued)
Lighting Products & Systems — 0.5%
Acuity Brands, Inc.	5,834	$705,389
Universal Display Corp.	6,168	640,423

		1,345,812

Machine Tools & Related Products — 0.5%
Kennametal, Inc.	11,948	449,006
Lincoln Electric Holdings, Inc.	9,379	810,721

		1,259,727

Machinery-Construction & Mining — 0.4%
Oshkosh Corp.	10,462	785,173
Terex Corp.	9,438	289,841

		1,075,014

Machinery-Electrical — 0.2%
Regal Beloit Corp.	6,278	481,899

Machinery-Farming — 0.2%
AGCO Corp.	9,569	614,330

Machinery-General Industrial — 1.4%
IDEX Corp.	11,163	1,538,931
Nordson Corp.	7,615	987,209
Wabtec Corp.	12,513	865,399

		3,391,539

Machinery-Pumps — 0.4%
Graco, Inc.	24,220	1,049,453

Medical Information Systems — 0.4%
Allscripts Healthcare Solutions, Inc.†	25,424	299,749
Medidata Solutions, Inc.†	8,904	631,828

		931,577

Medical Instruments — 1.2%
Bio-Techne Corp.	5,495	958,658
Cantel Medical Corp.	5,282	430,060
Integra LifeSciences Holdings Corp.†	10,288	487,240
LivaNova PLC†	7,085	654,087
NuVasive, Inc.†	7,482	375,147

		2,905,192

Medical Labs & Testing Services — 1.0%
Catalent, Inc.†	21,154	781,217
Charles River Laboratories International, Inc.†	6,999	862,207
MEDNAX, Inc.†	13,012	469,863
Syneos Health, Inc.†	8,862	452,317

		2,565,604

Medical Products — 1.9%
Avanos Medical, Inc.†	6,901	314,341
Globus Medical, Inc., Class A†	11,063	498,388
Haemonetics Corp.†	7,521	743,902
Hill-Rom Holdings, Inc.	9,791	979,296
ICU Medical, Inc.†	2,415	600,852
Inogen, Inc.†	2,568	388,307
West Pharmaceutical Services, Inc.	10,779	1,167,042

		4,692,128

Medical-Biomedical/Gene — 1.2%
Bio-Rad Laboratories, Inc., Class A†	2,931	732,369
Exelixis, Inc.†	43,508	1,025,484
Ligand Pharmaceuticals, Inc.†	3,092	365,165

Security Description	Shares	Value (Note 2)
Medical-Biomedical/Gene (continued)
United Therapeutics Corp.†	6,342	$731,423

		2,854,441

Medical-Drugs — 0.6%
Mallinckrodt PLC†	12,123	265,009
PRA Health Sciences, Inc.†	8,509	901,698
Prestige Consumer Healthcare, Inc.†	7,528	210,182

		1,376,889

Medical-HMO — 0.5%
Molina Healthcare, Inc.†	9,079	1,207,325

Medical-Hospitals — 0.3%
Acadia Healthcare Co., Inc.†	12,843	351,385
Tenet Healthcare Corp.†	12,081	265,661

		617,046

Medical-Outpatient/Home Medical — 0.3%
Chemed Corp.	2,330	694,200

Metal Processors & Fabrication — 0.2%
Timken Co.	10,067	428,754

Metal Products-Distribution — 0.1%
Worthington Industries, Inc.	5,854	220,871

Miscellaneous Manufacturing — 0.4%
AptarGroup, Inc.	9,140	905,957

Multilevel Direct Selling — 0.2%
Nu Skin Enterprises, Inc., Class A	8,083	530,649

Multimedia — 0.5%
FactSet Research Systems, Inc.	5,535	1,210,117

Networking Products — 0.3%
LogMeIn, Inc.	7,445	692,534

Office Automation & Equipment — 0.6%
Pitney Bowes, Inc.	27,303	196,855
Zebra Technologies Corp., Class A†	7,830	1,359,288

		1,556,143

Office Furnishings-Original — 0.2%
Herman Miller, Inc.	8,635	295,576
HNI Corp.	6,377	247,874

		543,450

Oil & Gas Drilling — 0.7%
Diamond Offshore Drilling, Inc.†	9,400	102,742
Ensco PLC, Class A	63,606	279,866
Patterson-UTI Energy, Inc.	31,638	383,769
Rowan Cos. PLC, Class A†	18,492	225,418
Transocean, Ltd.†	73,625	630,966

		1,622,761

Oil Companies-Exploration & Production — 1.7%
Callon Petroleum Co.†	33,117	269,572
Chesapeake Energy Corp.†	132,963	378,945
CNX Resources Corp.†	29,627	359,672
EQT Corp.	37,024	720,857
Matador Resources Co.†	15,066	293,787
Oasis Petroleum, Inc.†	38,924	234,322
QEP Resources, Inc.†	34,455	284,943
Range Resources Corp.	30,135	332,389
SM Energy Co.	15,013	294,555
Southwestern Energy Co.†	84,587	369,645
WPX Energy, Inc.†	57,491	704,840

		4,243,527

317

SunAmerica Series Trust SA Mid Cap Index Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Shares	Value (Note 2)
COMMON STOCKS (continued)
Oil Companies-Integrated — 0.3%
Murphy Oil Corp.	23,671	$647,402

Oil Field Machinery & Equipment — 0.1%
Dril-Quip, Inc.†	5,206	194,913

Oil Refining & Marketing — 0.4%
Murphy USA, Inc.†	4,363	320,899
PBF Energy, Inc., Class A	17,446	638,872

		959,771

Oil-Field Services — 0.6%
Apergy Corp.†	11,255	378,393
Core Laboratories NV	6,434	434,037
McDermott International, Inc.†	26,278	231,772
NOW, Inc.†	15,777	213,463
Oceaneering International, Inc.†	14,339	224,979

		1,482,644

Paper & Related Products — 0.2%
Domtar Corp.	9,154	429,323

Patient Monitoring Equipment — 0.4%
Masimo Corp.†	7,095	882,547

Physical Therapy/Rehabilitation Centers — 0.4%
Encompass Health Corp.	14,396	962,229

Pipelines — 0.2%
Equitrans Midstream Corp.†	29,601	616,293

Poultry — 0.1%
Sanderson Farms, Inc.	2,925	360,067

Power Converter/Supply Equipment — 0.4%
Hubbell, Inc.	7,960	870,267

Printing-Commercial — 0.1%
Deluxe Corp.	6,738	316,484

Publishing-Books — 0.1%
John Wiley & Sons, Inc., Class A	6,582	340,816

Publishing-Newspapers — 0.2%
New York Times Co., Class A	20,542	528,135

Publishing-Periodicals — 0.1%
Meredith Corp.	5,803	314,929

Quarrying — 0.1%
Compass Minerals International, Inc.	4,927	257,436

Racetracks — 0.4%
Churchill Downs, Inc.	5,212	479,400
International Speedway Corp., Class A	3,557	154,552
Penn National Gaming, Inc.†	15,740	381,537

		1,015,489

Real Estate Investment Trusts — 9.1%
Alexander & Baldwin, Inc.†	9,853	227,013
American Campus Communities, Inc.	19,941	917,685
Camden Property Trust	13,553	1,313,963
CoreCivic, Inc.	17,271	343,175
CoreSite Realty Corp.	5,340	527,539
Corporate Office Properties Trust	15,840	391,090
Cousins Properties, Inc.	61,174	541,390
CyrusOne, Inc.	15,400	834,680
Douglas Emmett, Inc.	23,493	888,740
EPR Properties	10,818	790,363
First Industrial Realty Trust, Inc.	18,380	601,394
GEO Group, Inc.	17,724	399,676

Security Description	Shares	Value (Note 2)
Real Estate Investment Trusts (continued)
Healthcare Realty Trust, Inc.	18,225	$588,485
Highwoods Properties, Inc.	15,060	667,459
Hospitality Properties Trust	23,930	637,974
JBG SMITH Properties	15,836	612,061
Kilroy Realty Corp.	14,660	1,032,944
Lamar Advertising Co., Class A	12,381	921,765
Liberty Property Trust	21,511	1,014,029
Life Storage, Inc.	6,782	666,467
Mack-Cali Realty Corp.	13,143	270,746
Medical Properties Trust, Inc.	53,106	966,529
National Retail Properties, Inc.	23,158	1,220,658
Omega Healthcare Investors, Inc.	29,205	1,173,749
Pebblebrook Hotel Trust	18,629	597,059
PotlatchDeltic Corp.	9,833	362,641
Rayonier, Inc.	18,840	573,490
Sabra Health Care REIT, Inc.	25,944	532,890
Senior Housing Properties Trust	34,595	476,373
Tanger Factory Outlet Centers, Inc.	13,666	310,901
Taubman Centers, Inc.	8,886	442,523
Uniti Group, Inc.†	26,045	518,556
Urban Edge Properties	16,634	339,666
Weingarten Realty Investors	17,366	498,231

		22,201,904

Real Estate Management/Services — 0.5%
Jones Lang LaSalle, Inc.	6,630	950,808
Realogy Holdings Corp.	17,194	305,194

		1,256,002

Recreational Vehicles — 0.5%
Brunswick Corp.	12,622	635,139
Polaris Industries, Inc.	8,451	708,870

		1,344,009

Rental Auto/Equipment — 0.3%
Aaron’s, Inc.	9,982	499,699
Avis Budget Group, Inc.†	9,454	251,854

		751,553

Resorts/Theme Parks — 0.5%
Marriott Vacations Worldwide Corp.	5,955	527,255
Six Flags Entertainment Corp.	10,442	643,123

		1,170,378

Retail-Apparel/Shoe — 0.4%
American Eagle Outfitters, Inc.	24,520	517,862
Urban Outfitters, Inc.†	10,965	354,170

		872,032

Retail-Arts & Crafts — 0.1%
Michaels Cos., Inc.†	13,081	181,303

Retail-Automobile — 0.1%
AutoNation, Inc.†	8,375	324,531

Retail-Bedding — 0.1%
Bed Bath & Beyond, Inc.	20,089	303,143

Retail-Catalog Shopping — 0.2%
MSC Industrial Direct Co., Inc., Class A	6,608	551,702

Retail-Convenience Store — 0.3%
Casey’s General Stores, Inc.	5,326	685,350

Retail-Discount — 0.3%
Big Lots, Inc.	5,870	185,140

318

SunAmerica Series Trust SA Mid Cap Index Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Shares	Value (Note 2)
COMMON STOCKS (continued)
Retail-Discount (continued)
Ollie’s Bargain Outlet Holdings, Inc.†	7,503	$586,509

		771,649

Retail-Jewelry — 0.1%
Signet Jewelers, Ltd.	7,554	184,015

Retail-Mail Order — 0.3%
Williams-Sonoma, Inc.	11,664	634,872

Retail-Misc./Diversified — 0.5%
Five Below, Inc.†	8,114	1,003,945
Sally Beauty Holdings, Inc.†	17,483	301,057

		1,305,002

Retail-Petroleum Products — 0.1%
World Fuel Services Corp.	9,783	243,499

Retail-Regional Department Stores — 0.1%
Dillard’s, Inc., Class A	2,689	179,598

Retail-Restaurants — 2.1%
Brinker International, Inc.	5,617	227,601
Cheesecake Factory, Inc.	6,069	272,377
Cracker Barrel Old Country Store, Inc.	3,497	584,978
Domino’s Pizza, Inc.	6,053	1,717,417
Dunkin’ Brands Group, Inc.	12,019	821,979
Jack in the Box, Inc.	3,745	303,158
Papa John’s International, Inc.	3,259	137,823
Texas Roadhouse, Inc.	9,683	589,114
Wendy’s Co.	27,219	471,433

		5,125,880

Retail-Sporting Goods — 0.2%
Dick’s Sporting Goods, Inc.	10,734	379,018

Savings & Loans/Thrifts — 0.7%
New York Community Bancorp, Inc.	71,353	829,122
Sterling Bancorp	32,659	628,359
Washington Federal, Inc.	11,859	344,978

		1,802,459

Schools — 0.3%
Adtalem Global Education, Inc.†	8,549	418,046
Graham Holdings Co., Class B	631	419,615

		837,661

Security Services — 0.2%
Brink’s Co.	7,366	545,452

Semiconductor Components-Integrated Circuits — 0.8%
Cirrus Logic, Inc.†	8,708	323,502
Cypress Semiconductor Corp.	52,670	730,533
Integrated Device Technology, Inc.†	18,777	917,257

		1,971,292

Semiconductor Equipment — 0.6%
MKS Instruments, Inc.	7,856	641,285
Teradyne, Inc.	26,084	938,763

		1,580,048

Steel Pipe & Tube — 0.2%
Valmont Industries, Inc.	3,214	414,606

Steel-Producers — 1.3%
Carpenter Technology Corp.	6,894	325,811
Commercial Metals Co.	17,118	298,709
Reliance Steel & Aluminum Co.	10,249	839,188

Security Description	Shares	Value (Note 2)
Steel-Producers (continued)
Steel Dynamics, Inc.	33,404	$1,222,252
United States Steel Corp.	25,796	581,442

		3,267,402

Steel-Specialty — 0.2%
Allegheny Technologies, Inc.†	18,289	500,936

Telecom Equipment-Fiber Optics — 0.3%
Ciena Corp.†	20,660	786,939

Telecommunication Equipment — 0.4%
ARRIS International PLC†	23,782	746,517
Plantronics, Inc.	4,807	186,463

		932,980

Telephone-Integrated — 0.2%
Telephone & Data Systems, Inc.	13,527	489,948

Television — 0.5%
AMC Networks, Inc., Class A†	6,555	412,572
TEGNA, Inc.	31,330	367,814
World Wrestling Entertainment, Inc., Class A	6,317	520,142

		1,300,528

Theaters — 0.7%
Cinemark Holdings, Inc.	15,470	633,033
Live Nation Entertainment, Inc.†	20,126	1,076,942

		1,709,975

Transactional Software — 0.2%
ACI Worldwide, Inc.†	16,877	498,884

Transport-Equipment & Leasing — 0.2%
GATX Corp.	5,472	414,121

Transport-Marine — 0.2%
Kirby Corp.†	7,840	587,294

Transport-Rail — 0.3%
Genesee & Wyoming, Inc., Class A†	8,497	667,184

Transport-Services — 0.2%
Ryder System, Inc.	7,726	447,413

Transport-Truck — 1.1%
Knight-Swift Transportation Holdings, Inc.	18,287	580,612
Landstar System, Inc.	5,983	607,753
Old Dominion Freight Line, Inc.	9,516	1,293,510
Werner Enterprises, Inc.	6,423	211,445

		2,693,320

Water — 0.4%
Aqua America, Inc.	25,893	907,550

Wire & Cable Products — 0.1%
Belden, Inc.	5,865	314,423

Wireless Equipment — 0.4%
InterDigital, Inc.	4,924	358,516
ViaSat, Inc.†	8,159	511,488

		870,004

Total Long-Term Investment Securities (cost $238,770,361)		236,715,681

319

SunAmerica Series Trust SA Mid Cap Index Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Principal Amount	Value (Note 2)
SHORT-TERM INVESTMENT SECURITIES — 0.9%
U.S. Government Treasuries — 0.9%
United States Treasury Bills
2.23% due 02/07/2019(1)	$50,000	$49,981
2.35% due 03/28/2019(1)	120,000	119,564
2.36% due 02/12/2019(1)	520,000	519,633
2.36% due 03/07/2019(1)	50,000	49,889
2.36% due 04/04/2019(1)	100,000	99,593
2.40% due 05/16/2019(1)	100,000	99,312
2.40% due 06/20/2019(1)	100,000	99,080
2.41% due 05/09/2019(1)	100,000	99,359
2.45% due 05/23/2019(1)	100,000	99,269
2.49% due 07/18/2019(1)	450,000	444,959
2.50% due 07/18/2019(1)	315,000	311,471
2.54% due 08/15/2019(1)	70,000	69,084

Total Short-Term Investment Securities (cost $2,060,824)		2,061,194

Security Description	Principal Amount	Value (Note 2)
REPURCHASE AGREEMENTS — 16.6%
Agreement with Fixed Income Clearing Corp., bearing interest at 0.5%, dated 01/31/2019, to be repurchased 02/01/2019 in the amount of $40,672,565 collateralized by $40,575,000 of United States Treasury Notes, bearing interest at 2.88% due 05/31/2025 and having an approximate value of $41,490,210 (cost $40,672,000)	$40,672,000	$40,672,000

TOTAL INVESTMENTS (cost $281,503,185)(2)	114.2%	279,448,875
Liabilities in excess of other assets	(14.2)	(34,717,253)

NET ASSETS	100.0%	$244,731,622

†	Non-income producing security
(1)	The security or a portion thereof was pledged as collateral to cover margin requirements for open futures contracts.
(2)	See Note 3 for cost of investments on a tax basis.

Futures Contracts

Number of Contracts	Type	Description	Expiration Month	Notional Basis*	Notional Value*	Unrealized Appreciation (Depreciation)

40	Long	S&P 400 E-Mini Index	March 2019	$7,048,634	$7,344,400	$295,766

*	Notional basis refers to the contractual amount agreed upon at inception of the open contract; notional value represents the current value of the open contract.

The following is a summary of the inputs used to value the Portfolio’s net assets as of January 31, 2019 (see Note 2):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ASSETS:
Investments at Value:*
Common Stocks	$236,715,681	$—	$—	$236,715,681
Short-Term Investment Securities	—	2,061,194	—	2,061,194
Repurchase Agreements	—	40,672,000	—	40,672,000

Total Investments at Value	$236,715,681	$42,733,194	$—	$279,448,875

Other Financial Instruments:†
Futures Contracts	$295,766	$—	$—	$295,766

*	For a detailed presentation of investments, please refer to the Portfolio of Investments.
†	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forward, swap and written option contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

See Notes to Financial Statements

320

SunAmerica Series Trust SA Morgan Stanley International Equities Portfolio

PORTFOLIO PROFILE — January 31, 2019 — (unaudited)

Industry Allocation*

Medical-Drugs	13.8%
Cosmetics & Toiletries	10.9
Soap & Cleaning Preparation	6.8
Insurance-Life/Health	6.7
Brewery	6.2
Enterprise Software/Service	5.5
Tobacco	4.1
Commercial Services	3.8
Oil Companies-Integrated	3.8
Banks-Commercial	3.0
Beverages-Wine/Spirits	3.0
Aerospace/Defense-Equipment	2.8
Dialysis Centers	2.7
Industrial Automated/Robotic	2.3
Diversified Banking Institutions	2.3
Internet Application Software	2.0
Gold Mining	1.9
Building Products-Cement	1.8
Commercial Services-Finance	1.7
Transport-Services	1.6
Oil Refining & Marketing	1.3
Insurance-Multi-line	1.2
Telephone-Integrated	1.1
Investment Management/Advisor Services	1.1
Electronics-Military	1.0
Chemicals-Diversified	0.8
Auto-Cars/Light Trucks	0.8
Rental Auto/Equipment	0.7
Retail-Automobile	0.7
Rubber-Tires	0.7
Auto/Truck Parts & Equipment-Original	0.6
Non-Ferrous Metals	0.6
Distribution/Wholesale	0.6
Insurance-Property/Casualty	0.4
Internet Content-Entertainment	0.3

98.6%

Country Allocation*

United Kingdom	22.6%
France	15.1
Germany	14.2
Japan	13.6
Netherlands	7.9
Switzerland	5.0
Canada	4.9
Hong Kong	2.7
Cayman Islands	2.6
Jersey	2.3
South Korea	2.1
China	1.9
Finland	1.3
Spain	1.1
Ireland	0.8
Denmark	0.5

98.6%

*	Calculated as a percentage of net assets

321

SunAmerica Series Trust SA Morgan Stanley International Equities Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019

Security Description	Shares	Value (Note 2)
COMMON STOCKS — 98.6%
Canada — 4.9%
Barrick Gold Corp.	648,483	$8,681,317
Cameco Corp.	214,004	2,592,902
Constellation Software, Inc.	14,626	10,915,596

		22,189,815

Cayman Islands — 2.6%
Minth Group, Ltd.	778,000	2,710,363
Tencent Holdings, Ltd.	206,100	9,273,018

		11,983,381

China — 1.9%
China Petroleum & Chemical Corp.	10,420,000	8,691,934

Denmark — 0.5%
Danske Bank A/S	130,042	2,406,168

Finland — 1.3%
Neste Oyj	65,419	5,997,161

France — 15.1%
AXA SA	239,242	5,551,677
L’Oreal SA	39,349	9,479,770
Pernod Ricard SA	81,666	13,564,685
Safran SA	98,828	12,987,128
Sanofi	165,509	14,382,115
Thales SA	42,551	4,718,053
TOTAL SA	155,799	8,549,118

		69,232,546

Germany — 14.2%
Bayer AG	152,638	11,564,165
Continental AG	19,002	2,993,799
Deutsche Post AG	251,468	7,414,720
Fresenius SE & Co. KGaA	236,097	12,231,358
HeidelbergCement AG	63,441	4,383,684
Henkel AG & Co. KGaA (Preference Shares)	121,014	11,759,957
SAP SE	139,720	14,431,388

		64,779,071

Hong Kong — 2.7%
AIA Group, Ltd.	1,395,000	12,536,366

Ireland — 0.8%
CRH PLC	130,173	3,748,052

Japan — 13.6%
FANUC Corp.	33,400	5,633,745
Keyence Corp.	9,500	4,880,517
Kirin Holdings Co., Ltd.	719,100	17,114,692
Lion Corp.	222,500	4,626,888
Mizuho Financial Group, Inc.	2,080,500	3,436,370
Nitto Denko Corp.	67,100	3,785,106
Shiseido Co., Ltd.	157,500	9,368,793
Sumitomo Mitsui Financial Group, Inc.	182,900	6,800,470
Toyota Motor Corp.	57,200	3,514,892
USS Co., Ltd.	171,500	2,999,515

		62,160,988

Jersey — 2.3%
Experian PLC	319,014	7,997,938
Ferguson PLC	37,757	2,525,928

		10,523,866

Security Description	Shares	Value (Note 2)
Netherlands — 7.9%
Heineken NV	129,887	$11,674,610
ING Groep NV	546,391	6,470,660
Unilever NV CVA	340,272	18,178,496

		36,323,766

South Korea — 2.1%
LG Household & Health Care, Ltd.	7,175	8,198,798
NCSoft Corp.	3,791	1,597,094

		9,795,892

Spain — 1.1%
Banco Bilbao Vizcaya Argentaria SA	816,518	4,837,351

Switzerland — 5.0%
Novartis AG	176,855	15,434,808
Roche Holding AG	27,967	7,428,677

		22,863,485

United Kingdom — 22.6%
Admiral Group PLC	70,039	1,904,138
Aggreko PLC	216,873	1,971,276
Ashtead Group PLC	121,836	3,087,752
Aviva PLC	1,306,123	7,101,905
British American Tobacco PLC	319,540	11,274,158
BT Group PLC	1,717,878	5,239,360
GlaxoSmithKline PLC	756,262	14,691,730
Imperial Brands PLC	214,539	7,108,772
Man Group PLC	2,617,221	4,902,966
Prudential PLC	580,033	11,316,722
Reckitt Benckiser Group PLC	249,146	19,175,935
RELX PLC	292,748	6,480,355
RELX PLC	415,367	9,196,556

		103,451,625

TOTAL INVESTMENTS — (cost $461,120,473)(1)	98.6%	451,521,467
Other assets less liabilities	1.4	6,510,066

NET ASSETS —	100.0%	$458,031,533

†	Non-income producing security
(1)	See Note 3 for cost of investments on a tax basis.

CVA — Certification Van Aandelen (Dutch Cert.)

322

SunAmerica Series Trust SA Morgan Stanley International Equities Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 —(continued)

The following is a summary of the inputs used to value the Portfolio’s net assets as of January 31, 2019 (see Note 2):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs		Level 3 - Signifcant Unobservable Inputs	Total
ASSETS:
Investments at Value:*
Common Stocks	$22,189,815	$429,331,652	**	$—	$451,521,467

*	For a detailed presentation of investments, please refer to the Portfolio of Investments.
**	Represents foreign equity securities that have been fair valued in accordance with pricing procedures approved by the Board (see Note 2).

See Notes to Financial Statements

323

SunAmerica Series Trust SA Oppenheimer Main Street Large Cap Portfolio

PORTFOLIO PROFILE — January 31, 2019 — (unaudited)

Industry Allocation*

Applications Software	6.9%
Internet Content-Entertainment	3.9
Medical-Drugs	3.9
Diversified Banking Institutions	3.8
E-Commerce/Products	3.6
Medical-HMO	3.6
Insurance-Property/Casualty	3.4
Computer Services	2.8
Real Estate Investment Trusts	2.8
Wireless Equipment	2.7
Aerospace/Defense	2.5
Oil Companies-Integrated	2.4
Transport-Rail	2.2
Tobacco	2.2
Retail-Building Products	2.1
Pipelines	2.0
Electronic Measurement Instruments	2.0
Repurchase Agreements	2.0
Insurance-Life/Health	1.9
Finance-Other Services	1.9
Commercial Services	1.8
Telephone-Integrated	1.8
Retail-Consumer Electronics	1.8
Banks-Super Regional	1.7
Cosmetics & Toiletries	1.6
Banks-Fiduciary	1.6
Commercial Services-Finance	1.5
Diversified Manufacturing Operations	1.5
Electric-Integrated	1.5
Distribution/Wholesale	1.5
Semiconductor Equipment	1.4
Computers-Memory Devices	1.3
Computers	1.3
Retail-Restaurants	1.2
Retail-Auto Parts	1.2
Soap & Cleaning Preparation	1.2
Non-Hazardous Waste Disposal	1.2
Food-Misc./Diversified	1.2
Medical-Biomedical/Gene	1.2
Medical Instruments	1.1
Finance-Credit Card	1.0
E-Commerce/Services	1.0
Oil-Field Services	1.0
Medical Products	0.9
Electronic Components-Semiconductors	0.9
Gas-Distribution	0.8
Data Processing/Management	0.8
Retail-Perfume & Cosmetics	0.8
Insurance Brokers	0.7
Medical Information Systems	0.7
Beverages-Wine/Spirits	0.6
Banks-Commercial	0.5
Auto-Cars/Light Trucks	0.5
Veterinary Diagnostics	0.5
Chemicals-Diversified	0.5
Medical Labs & Testing Services	0.4
Dental Supplies & Equipment	0.4
Dialysis Centers	0.4

99.6%

*	Calculated as a percentage of net assets

324

SunAmerica Series Trust SA Oppenheimer Main Street Large Cap Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019

Security Description	Shares	Value (Note 2)
COMMON STOCKS — 97.6%
Aerospace/Defense — 2.5%
Lockheed Martin Corp.	35,008	$10,141,468

Applications Software — 6.9%
Microsoft Corp.	237,140	24,764,530
ServiceNow, Inc.†	13,610	2,994,472

		27,759,002

Auto-Cars/Light Trucks — 0.5%
General Motors Co.	53,460	2,086,009

Banks-Commercial — 0.5%
SVB Financial Group†	9,100	2,123,758

Banks-Fiduciary — 1.6%
Bank of New York Mellon Corp.	120,328	6,295,561

Banks-Super Regional — 1.7%
SunTrust Banks, Inc.	93,470	5,553,987
Wells Fargo & Co.	29,270	1,431,596

		6,985,583

Beverages-Wine/Spirits — 0.6%
Constellation Brands, Inc., Class A	14,000	2,431,240

Chemicals-Diversified — 0.5%
PPG Industries, Inc.	17,075	1,800,388

Commercial Services — 1.8%
Ecolab, Inc.	32,560	5,150,015
Nielsen Holdings PLC	88,971	2,284,775

		7,434,790

Commercial Services-Finance — 1.5%
S&P Global, Inc.	32,000	6,132,800

Computer Services — 2.8%
Amdocs, Ltd.	110,675	6,184,519
DXC Technology Co.	82,470	5,287,976

		11,472,495

Computers — 1.3%
Apple, Inc.	31,456	5,235,537

Computers-Memory Devices — 1.3%
NetApp, Inc.	51,200	3,265,024
Western Digital Corp.	47,778	2,149,532

		5,414,556

Cosmetics & Toiletries — 1.6%
Procter & Gamble Co.	65,480	6,316,856

Data Processing/Management — 0.8%
First Data Corp., Class A†	131,240	3,235,066

Dental Supplies & Equipment — 0.4%
Align Technology, Inc.†	6,810	1,695,350

Dialysis Centers — 0.4%
DaVita, Inc.†	28,560	1,603,073

Distribution/Wholesale — 1.5%
Fastenal Co.	96,340	5,824,716

Diversified Banking Institutions — 3.8%
JPMorgan Chase & Co.	149,100	15,431,850

Diversified Manufacturing Operations — 1.5%
Illinois Tool Works, Inc.	43,570	5,982,597

E-Commerce/Products — 3.6%
Amazon.com, Inc.†	8,554	14,702,016

Security Description	Shares	Value (Note 2)
E-Commerce/Services — 1.0%
Booking Holdings, Inc.†	2,270	$4,160,479

Electric-Integrated — 1.5%
Duke Energy Corp.	67,610	5,934,806

Electronic Components-Semiconductors — 0.9%
Texas Instruments, Inc.	35,160	3,539,909

Electronic Measurement Instruments — 2.0%
Agilent Technologies, Inc.	106,230	8,078,791

Finance-Credit Card — 1.0%
Visa, Inc., Class A	31,070	4,194,761

Finance-Other Services — 1.9%
CME Group, Inc.	15,629	2,848,854
Intercontinental Exchange, Inc.	60,300	4,628,628

		7,477,482

Food-Misc./Diversified — 1.2%
Kraft Heinz Co.	97,062	4,664,800

Gas-Distribution — 0.8%
National Grid PLC	304,995	3,315,645

Insurance Brokers — 0.7%
Marsh & McLennan Cos., Inc.	31,574	2,784,511

Insurance-Life/Health — 1.9%
AXA Equitable Holdings, Inc.	406,869	7,543,351

Insurance-Property/Casualty — 3.4%
Berkshire Hathaway, Inc., Class B†	42,735	8,783,752
Progressive Corp.	75,050	5,050,114

		13,833,866

Internet Content-Entertainment — 3.9%
Facebook, Inc., Class A†	95,498	15,918,562

Medical Information Systems — 0.7%
Cerner Corp.†	50,060	2,748,795

Medical Instruments — 1.1%
Boston Scientific Corp.†	117,806	4,494,299

Medical Labs & Testing Services — 0.4%
Laboratory Corp. of America Holdings†	12,650	1,762,778

Medical Products — 0.9%
Zimmer Biomet Holdings, Inc.	34,690	3,800,636

Medical-Biomedical/Gene — 1.2%
Gilead Sciences, Inc.	66,450	4,652,164

Medical-Drugs — 3.9%
AstraZeneca PLC ADR	50,070	1,831,561
Merck & Co., Inc.	188,975	14,065,409

		15,896,970

Medical-HMO — 3.6%
UnitedHealth Group, Inc.	53,351	14,415,440

Non-Hazardous Waste Disposal — 1.2%
Republic Services, Inc.	63,480	4,869,551

Oil Companies-Integrated — 2.4%
Suncor Energy, Inc.	294,192	9,508,285

Oil-Field Services — 1.0%
Schlumberger, Ltd.	92,720	4,099,151

Pipelines — 2.0%
Magellan Midstream Partners LP	133,211	8,185,816

325

SunAmerica Series Trust SA Oppenheimer Main Street Large Cap Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Shares	Value (Note 2)
COMMON STOCKS (continued)
Real Estate Investment Trusts — 2.8%
Prologis, Inc.	162,046	$11,207,101

Retail-Auto Parts — 1.2%
O’Reilly Automotive, Inc.†	14,390	4,959,657

Retail-Building Products — 2.1%
Lowe’s Cos., Inc.	88,460	8,506,314

Retail-Consumer Electronics — 1.8%
Best Buy Co., Inc.	121,440	7,194,106

Retail-Perfume & Cosmetics — 0.8%
Ulta Beauty, Inc.†	10,800	3,152,736

Retail-Restaurants — 1.2%
Starbucks Corp.	72,940	4,970,132

Semiconductor Equipment — 1.4%
Applied Materials, Inc.	145,457	5,684,460

Soap & Cleaning Preparation — 1.2%
Church & Dwight Co., Inc.	76,750	4,958,817

Telephone-Integrated — 1.8%
Verizon Communications, Inc.	134,415	7,400,890

Tobacco — 2.2%
Philip Morris International, Inc.	116,370	8,927,906

Transport-Rail — 2.2%
Union Pacific Corp.	56,170	8,934,962

Security Description	Shares/ Principal Amount	Value (Note 2)
Veterinary Diagnostics — 0.5%
Elanco Animal Health, Inc.†	64,440	$1,880,359

Wireless Equipment — 2.7%
Motorola Solutions, Inc.	91,970	10,752,213

Total Long-Term Investment Securities (cost $366,601,322)		394,515,212

REPURCHASE AGREEMENTS — 2.0%
Agreement with Fixed Income Clearing Corp., bearing interest at 0.50%, dated 01/31/2019, to be repurchased 02/01/2019 in the amount $8,052,112 collateralized by $8,035,000 of United States Treasury Notes, bearing interest at 2.88% due 5/31/2025 and having an approximate value of $8,216,237 (cost $8,052,000)	$8,052,000	8,052,000

TOTAL INVESTMENTS (cost $374,653,322)(1)	99.6%	402,567,212
Other assets less liabilities	0.4	1,698,495

NET ASSETS	100.0%	$404,265,707

†	Non-income producing security
(1)	See Note 3 for cost of investments on a tax basis.

The following is a summary of the inputs used to value the Portfolio’s net assets as of January 31, 2019 (see Note 2):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs		Level 3 - Significant Unobservable Inputs	Total
ASSETS:
Investments at Value:*
Common Stocks	$391,199,567	$3,315,645	**	$—	$394,515,212
Repurchase Agreements	—	8,052,000		—	8,052,000

Total Investments at Value	$391,199,567	$11,367,645		$—	$402,567,212

*	For a detailed presentation of investments, please refer to the Portfolio of Investments.
**	Represents foreign equity securities that have been fair valued in accordance with pricing procedures approved by the Board (see Note 2).

See Notes to Financial Statements

326

SunAmerica Series Trust SA PIMCO VCP Tactical Balanced Portfolio

PORTFOLIO PROFILE — January 31, 2019 — (unaudited)

Industry Allocation*

Repurchase Agreements	78.8%
United States Treasury Notes	21.8
Federal National Mtg. Assoc.	16.4
United States Treasury Bonds	4.2
Diversified Financial Services	3.9
Diversified Banking Institutions	3.2
Banks-Commercial	1.5
Real Estate Investment Trusts	0.9
Electric-Integrated	0.8
Sovereign	0.8
Insurance-Life/Health	0.7
Federal Home Loan Mtg. Corp.	0.7
Government National Mtg. Assoc.	0.6
Auto-Cars/Light Trucks	0.6
Telephone-Integrated	0.6
Cable/Satellite TV	0.5
Pipelines	0.5
Medical-Drugs	0.5
Options Purchased	0.4
Airlines	0.3
Banks-Super Regional	0.3
Computers	0.2
Commercial Paper	0.2
Regional Agencies	0.2
Finance-Leasing Companies	0.2
Cellular Telecom	0.2
Certificates of Deposit	0.2
Oil & Gas Drilling	0.2
Insurance-Multi-line	0.1
Oil Companies-Exploration & Production	0.1
Tobacco	0.1
Transport-Rail	0.1
Retail-Drug Store	0.1
Soap & Cleaning Preparation	0.1
Machinery-General Industrial	0.1
Electric-Distribution	0.1
Building & Construction Products-Misc.	0.1
Gas-Distribution	0.1
Pharmacy Services	0.1
Medical-Hospitals	0.1
Brewery	0.1
Chemicals-Specialty	0.1
Applications Software	0.1
Trucking/Leasing	0.1
Electronic Components-Semiconductors	0.1
Oil Companies-Integrated	0.1
Retail-Restaurants	0.1
Diversified Manufacturing Operations	0.1
Commercial Services-Finance	0.1
Finance-Other Services	0.1
Enterprise Software/Service	0.1
Electronic Parts Distribution	0.1
Medical-Generic Drugs	0.1
Medical Instruments	0.1
Investment Management/Advisor Services	0.1

142.1%

Credit Quality#†

Aaa	71.5%
Aa	2.4
A	6.8
Baa	12.5
Ba	0.9
Caa	0.1
Ca	0.1
Not Rated@	5.7

100.0%

*	Calculated as a percentage of net assets.
#	Calculated as percentage of total debt issues, excluding short-term securities.
†	Source: Moody’s
@	Represents debt issues that either have no rating, or the rating is unavailable from the data source.

327

SunAmerica Series Trust SA PIMCO VCP Tactical Balanced Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019

Security Description		Principal Amount**	Value (Note 2)
ASSET BACKED SECURITIES — 3.9%
Diversified Financial Services — 3.9%
ALBA PLC FRS Series 2005-1, Class A3 1.08% (3 ML GBP+0.19%) due 11/25/2042(1)	GBP	549,939	$671,083
ALBA PLC FRS Series 2015-1, Class A 1.98% (3 ML GBP+1.25%) due 04/24/2049(1)	GBP	391,850	513,847
Banco La Hipotecaria SA Series 2016-1A, Class A 3.36% due 01/15/2046*(1)(2)	$	1,242,113	1,234,317
Bayview Opportunity Master Fund Trust Series 2018-RN8, Class A1 4.07% due 09/28/2033*		358,029	358,213
BX Trust FRS Series 2017-APPL, Class A 3.39% (1 ML+0.88%) due 07/15/2034*(3)		3,510,349	3,486,126
Citigroup Commercial Mtg. Trust Series 2019-SMRT, Class A 4.15% due 01/10/2024*(3)		2,400,000	2,486,592
Citigroup Mtg. Loan Trust, Inc. FRS Series 2007-AMC1, Class A1 2.67% (1 ML+0.16%) due 12/25/2036*		1,483,778	930,587
COMM Mtg. Trust VRS Series 2018-HOME, Class A 3.82% due 04/10/2033*(3)(4)		1,100,000	1,113,055
Crown Point CLO 5, Ltd. FRS Series 2018-5A, Class A 3.71% (3 ML+0.94%) due 07/17/2028*(5)		1,600,000	1,581,426
CVP Cascade, Ltd. FRS Series 2013-CLO1, Class A1R 3.93% (3 ML+1.15%) due 01/16/2026*(5)		1,813,334	1,813,365
DBUBS Mtg. Trust Series 2017-BRBK, Class A 3.45% due 10/10/2034*(3)		2,400,000	2,419,519
Dryden Senior Loan Fund FRS Series 2012-25A, Class ARR 3.69% (3 ML+0.90%) due 10/15/2027*(5)		1,500,000	1,493,607
Eurosail PLC FRS Series 2006-4X, Class A3C 1.07% (3 ML GBP+0.16%) due 12/10/2044(1)	GBP	234,028	302,462
Eurosail PLC FRS Series 2007-3A, Class A3C 1.85% (3 ML GBP+0.95%) due 06/13/2045*(1)	GBP	645,101	830,667
Eurosail PLC FRS Series 2007-3X, Class A3A 1.85% (3 ML GBP+0.95%) due 06/13/2045(1)	GBP	571,870	739,722

Security Description		Principal Amount**	Value (Note 2)
Diversified Financial Services (continued)
Eurosail PLC FRS Series 2007-3X, Class A3C 1.85% (3 ML GBP+0.95%) due 06/13/2045(1)	GBP	762,392	$981,697
Figueroa CLO, Ltd. FRS Series 2013-2A, Class A1RR 3.64% (3 ML+0.85%) due 06/20/2027*(5)	$	800,000	792,823
Flagship CLO VIII, Ltd. FRS Series 2014-8A, Class ARR 3.63% (3 ML+0.85%) due 01/16/2026*(5)		700,000	695,698
Flagship VII, Ltd. FRS Series 2013-7A, Class A1R 3.88% (3 ML+1.12%) due 01/20/2026*(5)		602,328	601,590
Ford Credit Auto Owner Trust Series 2016-2, Class A 2.03% due 12/15/2027*		2,100,000	2,054,390
Gallatin CLO IX, Ltd. FRS Series 2018-1A, Class A 3.81% (3 ML + 1.05%) due 01/21/2028*(5)		900,000	894,334
Halcyon Loan Advisors Funding, Ltd. FRS Series 2014-3A, Class AR 3.86% (3 ML+1.10%) due 10/22/2025*(5)		1,494,492	1,492,185
Independence Plaza Trust Series 2018-INDP, Class A 3.76% due 07/10/2035*(3)		1,600,000	1,624,348
Ludgate Funding PLC FRS Series 2006-1X, Class A2A 1.08% (3 ML GBP+0.19%) due 12/01/2060(1)	GBP	729,026	898,587
Ludgate Funding PLC FRS Series 2008-W1X, Class A1 1.51% (3 ML GBP+0.60%) due 01/01/2061(1)	GBP	1,090,874	1,364,191
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C25, Class A4 3.37% due 10/15/2048(3)		1,800,000	1,802,332
MortgageIT Trust FRS Series 2005-2, Class 1A1 3.03% (1 ML+0.52%) due 05/25/2035(1)		93,314	93,077
Mountain View CLO 2014-1, Ltd. FRS Series 2014-1A, Class ARR 3.59% (3 ML+0.8%) due 10/15/2026*(5)		1,255,737	1,247,047
Palmer Square Loan Funding 2018-4, Ltd. FRS Series 2018-4A, Class A1 3.15% (3 ML+0.90%) due 11/15/2026*(5)		1,200,000	1,192,850
Park Avenue Mtg. Trust FRS Series 2017-280P, Class A 3.39% (1 ML+0.88%) due 09/15/2034*(3)		1,400,000	1,391,218

328

SunAmerica Series Trust SA PIMCO VCP Tactical Balanced Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description		Principal Amount**	Value (Note 2)
ASSET BACKED SECURITIES (continued)
Diversified Financial Services (continued)
PHEAA Student Loan Trust FRS Series 2016-2A, Class A 3.46% (1 ML+0.95%) due 11/25/2065*	$	568,097	$570,939
SMB Private Education Loan Trust FRS Series 2016-B, Class A2B 3.96% (1 ML+1.45%) due 02/17/2032*		1,394,570	1,420,371
SpringCastle America Funding LLC Series 2016-AA, Class A 3.05% due 04/25/2029*		737,812	733,496
TICP CLO II-2, Ltd. FRS Series 2018-IIA, Class A1 3.60% (3 ML+0.84%) due 04/20/2028*(5)		2,500,000	2,467,710
Uropa Securities PLC FRS Series 2008-1, Class A 1.11% (3 ML GBP+0.20%) due 06/10/2059(1)	GBP	764,233	950,855
Uropa Securities PLC FRS Series 2007-1, Class A3A 1.12% (3 ML GBP+0.20%) due 10/10/2040(1)	GBP	399,461	486,388
Uropa Securities PLC FRS Series 2008-1, Class M1 1.26% (3 ML GBP+0.35%) due 06/10/2059(1)	GBP	176,783	215,294
Uropa Securities PLC FRS Series 2008-1, Class M2 1.46% (3 ML GBP+0.55%) due 06/10/2059(1)	GBP	138,088	168,185
Uropa Securities PLC FRS Series 2008-1, Class B 1.66% (3 ML GBP+0.75%) due 06/10/2059(1)	GBP	147,193	177,283
WaMu Mtg. Pass-Through Certs. Trust FRS Series 2005-AR19, Class A1A1 3.05% (1 ML+0.27%) due 12/25/2045(1)		496,853	491,645
Worldwide Plaza Trust Series 2017-WWP, Class A 3.53% due 11/10/2036*(3)		2,100,000	2,084,026
Zais CLO, Ltd. FRS Series 2014-1A, Class A1AR 3.94% (3 ML+1.15%) due 04/15/2028*(5)		1,300,000	1,292,884

Total Asset Backed Securities (cost $48,117,922)			48,160,031

U.S. CORPORATE BONDS & NOTES — 8.7%
Aerospace/Defense-Equipment — 0.0%
Spirit AeroSystems, Inc. Company Guar. Notes 3.85% due 06/15/2026		300,000	282,668

Security Description		Principal Amount**	Value (Note 2)
Airlines — 0.2%
American Airlines Pass-Through Trust Pass-Through Certs. Series 2016-3, Class A 3.00% due 04/15/2030	$	645,521	$613,265
American Airlines Pass-Through Trust Pass-Through Certs. 3.25% due 04/15/2030		184,314	173,918
American Airlines Pass-Through Trust Pass-Through Certs. 4.00% due 01/15/2027		300,813	298,406
United Airlines Pass-Through Trust Pass-Through Certs. Series 2016-2, Class AA 2.88% due 04/07/2030		947,138	876,197
United Airlines Pass-Through Trust Pass-Through Certs. Series 2016-2, Class A 3.10% due 04/07/2030		947,138	876,103

			2,837,889

Applications Software — 0.1%
Microsoft Corp. Senior Notes 4.10% due 02/06/2037		1,000,000	1,053,720

Auto-Cars/Light Trucks — 0.6%
Daimler Finance North America LLC Company Guar. Notes 2.25% due 03/02/2020*		200,000	198,193
Ford Motor Credit Co. LLC Senior Notes 3.47% due 04/05/2021		200,000	194,503
Ford Motor Credit Co. LLC FRS Senior Notes 3.61% (3 ML+0.81%) due 04/05/2021		200,000	193,571
Ford Motor Credit Co. LLC FRS Senior Notes 3.75% (3 ML+0.93%) due 09/24/2020		1,500,000	1,476,671
Ford Motor Credit Co., LLC Senior Notes 5.75% due 02/01/2021		200,000	203,301
General Motors Financial Co., Inc. Company Guar. Notes 3.20% due 07/13/2020		146,000	145,583
General Motors Financial Co., Inc. FRS Company Guar. Notes 3.65% (3 ML+0.85%) due 04/09/2021		100,000	98,683
General Motors Financial Co., Inc. FRS Senior Notes 3.69% (3 ML+1.10%) due 11/06/2021		200,000	195,679
General Motors Financial Co., Inc. Company Guar. Notes 3.70% due 11/24/2020		1,070,000	1,070,269

329

SunAmerica Series Trust SA PIMCO VCP Tactical Balanced Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description		Principal Amount**	Value (Note 2)
U.S. CORPORATE BONDS & NOTES (continued)
Auto-Cars/Light Trucks (continued)
Hyundai Capital America Senior Notes 2.50% due 03/18/2019*	$	1,200,000	$1,199,245
Volkswagen Group of America Finance LLC Company Guar. Notes 2.13% due 05/23/2019*		2,200,000	2,193,352

			7,169,050

Banks-Commercial — 0.1%
HSBC USA, Inc. Senior Notes 2.38% due 11/13/2019		150,000	149,465
HSBC USA, Inc. Senior Notes 2.75% due 08/07/2020		880,000	876,430
HSBC USA, Inc. FRS Senior Notes 3.23% (3 ML+0.61%) due 11/13/2019		200,000	200,811
Manufacturers & Traders Trust Co. Senior Notes 2.25% due 07/25/2019		250,000	249,451

			1,476,157

Banks-Fiduciary — 0.0%
Bank of New York Mellon Corp. Senior Notes 3.00% due 02/24/2025		200,000	196,461

Banks-Super Regional — 0.3%
Wells Fargo & Co. Senior Notes 2.55% due 12/07/2020		110,000	109,182
Wells Fargo & Co. Senior Notes 3.00% due 02/19/2025		50,000	48,769
Wells Fargo & Co. FRS Senior Notes 3.97% (3 ML+1.23%) due 10/31/2023		1,900,000	1,919,975
Wells Fargo Bank NA Senior Notes 3.55% due 08/14/2023		1,600,000	1,623,073

			3,700,999

Brewery — 0.1%
Anheuser-Busch InBev Worldwide, Inc. Company Guar. Notes 4.38% due 04/15/2038		900,000	822,714
Anheuser-Busch InBev Worldwide, Inc. Company Guar. Notes 5.55% due 01/23/2049		300,000	313,266

			1,135,980

Broadcast Services/Program — 0.0%
Discovery Communications LLC Company Guar. Notes 3.45% due 03/15/2025		10,000	9,550

Security Description		Principal Amount**	Value (Note 2)
Building & Construction Products-Misc. — 0.1%
Fortune Brands Home & Security, Inc. Senior Notes 4.00% due 09/21/2023	$	1,300,000	$1,298,794
Fortune Brands Home & Security, Inc. Senior Notes 4.00% due 06/15/2025		60,000	59,939
Owens Corning Senior Notes 4.20% due 12/01/2024		20,000	19,750

			1,378,483

Building Products-Wood — 0.0%
Masco Corp. Senior Notes 4.45% due 04/01/2025		10,000	10,093

Building-Residential/Commercial — 0.0%
D.R. Horton, Inc. Company Guar. Notes 2.55% due 12/01/2020		200,000	196,565

Cable/Satellite TV — 0.5%
Charter Communications Operating LLC/Charter Communications Operating Capital Senior Sec. Notes 3.58% due 07/23/2020		450,000	451,162
Charter Communications Operating LLC/Charter Communications Operating Capital FRS Senior Sec. Notes 4.19% (3 ML+1.65%) due 02/01/2024		1,900,000	1,881,025
Charter Communications Operating LLC/Charter Communications Operating Capital Senior Sec. Notes 4.46% due 07/23/2022		450,000	459,005
Charter Communications Operating LLC/Charter Communications Operating Capital Senior Sec. Notes 5.38% due 05/01/2047		1,000,000	951,526
Comcast Corp. FRS Company Guar. Notes 3.42% (3 ML+0.63%) due 04/15/2024		2,500,000	2,464,775
Comcast Corp. Company Guar. Notes 4.40% due 08/15/2035		20,000	20,100

			6,227,593

Cellular Telecom — 0.2%
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC Senior Sec. Notes 4.74% due 09/20/2029*		900,000	898,875
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC Senior Sec. Notes 5.15% due 09/20/2029*		1,000,000	1,007,180

			1,906,055

330

SunAmerica Series Trust SA PIMCO VCP Tactical Balanced Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description		Principal Amount**	Value (Note 2)
U.S. CORPORATE BONDS & NOTES (continued)
Chemicals-Specialty — 0.1%
International Flavors & Fragrances, Inc. Senior Notes 3.40% due 09/25/2020	$	1,100,000	$1,104,065

Commercial Services-Finance — 0.1%
Equifax, Inc. Senior Notes 3.25% due 06/01/2026		800,000	735,514
S&P Global, Inc. Company Guar. Notes 4.40% due 02/15/2026		50,000	52,067

			787,581

Computers — 0.2%
Apple, Inc. FRS Senior Notes 2.89% (3 ML+0.30%) due 05/06/2019		200,000	200,146
Apple, Inc. Senior Notes 2.90% due 09/12/2027		300,000	289,752
Apple, Inc. Senior Notes 3.35% due 02/09/2027		200,000	200,655
Apple, Inc. Senior Notes 3.75% due 09/12/2047		500,000	474,407
Apple, Inc. Senior Notes 4.65% due 02/23/2046		500,000	548,102
Diamond 1 Finance Corp./Diamond 2 Finance Corp. Senior Sec. Notes 8.10% due 07/15/2036*		1,100,000	1,266,868

			2,979,930

Data Processing/Management — 0.0%
Fidelity National Information Services, Inc. Senior Notes 4.50% due 10/15/2022		489,000	504,648

Diagnostic Equipment — 0.0%
Thermo Fisher Scientific, Inc. Senior Notes 3.30% due 02/15/2022		30,000	30,101

Diversified Banking Institutions — 0.6%
Bank of America Corp. Senior Notes 2.63% due 10/19/2020		600,000	597,260
Bank of America Corp. Senior Notes 3.71% due 04/24/2028		700,000	690,180
Bank of America Corp. FRS Senior Notes 3.92% (3 ML+1.16%) due 01/20/2023		200,000	201,576
Citigroup, Inc. FRS Senior Notes 3.75% (3 ML+1.19%) due 08/02/2021		1,000,000	1,014,206

Security Description		Principal Amount**	Value (Note 2)
Diversified Banking Institutions (continued)
Citigroup, Inc. Senior Notes 4.04% due 06/01/2024	$	1,200,000	$1,225,531
Citigroup, Inc. Sub. Notes 4.40% due 06/10/2025		750,000	765,253
Goldman Sachs Group, Inc. Senior Notes 3.75% due 05/22/2025		30,000	29,890
Goldman Sachs Group, Inc. Senior Notes 3.85% due 07/08/2024		1,300,000	1,315,962
Goldman Sachs Group, Inc. FRS Senior Notes 4.31% (3 ML+1.60%) due 11/29/2023		100,000	101,694
JPMorgan Chase & Co. FRS Senior Notes 3.67% (3 ML+0.90%) due 04/25/2023		600,000	598,173
Morgan Stanley Senior Notes 3.74% due 04/24/2024		900,000	910,236
Morgan Stanley Senior Notes 4.00% due 07/23/2025		60,000	61,455

			7,511,416

Diversified Manufacturing Operations — 0.1%
General Electric Capital Corp. Senior Notes 3.10% due 01/09/2023		400,000	389,664
General Electric Co. Senior Notes 5.55% due 01/05/2026		400,000	401,235

			790,899

Electric-Integrated — 0.8%
AEP Texas, Inc. Senior Notes 3.95% due 06/01/2028		1,300,000	1,310,946
Appalachian Power Co. Senior Notes 3.40% due 06/01/2025		550,000	547,027
Cleco Corporate Holdings LLC Senior Sec. Notes 3.74% due 05/01/2026		1,600,000	1,531,930
DTE Electric Co General Refunding Mtg. 3.70% due 06/01/2046		1,700,000	1,601,328
Duke Energy Corp. Senior Notes 2.65% due 09/01/2026		1,000,000	932,380
Duke Energy Corp. Senior Notes 3.75% due 04/15/2024		100,000	101,677
Duke Energy Florida LLC 1st Mtg. Notes 3.80% due 07/15/2028		1,400,000	1,427,779
Entergy Mississippi, Inc. 1st Mtg. Notes 2.85% due 06/01/2028		1,900,000	1,774,417

331

SunAmerica Series Trust SA PIMCO VCP Tactical Balanced Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description		Principal Amount**	Value (Note 2)
U.S. CORPORATE BONDS & NOTES (continued)
Electric-Integrated (continued)
IPALCO Enterprises, Inc. Senior Sec. Notes 3.70% due 09/01/2024	$	700,000	$687,396
Pacific Gas & Electric Co. Senior Notes 3.50% due 06/15/2025(13)		30,000	24,522
Pacific Gas & Electric Co. Senior Notes 4.25% due 08/01/2023*(13)		400,000	337,080

			10,276,482

Electronic Components-Semiconductors — 0.1%
Broadcom Corp./Broadcom Cayman Finance, Ltd. Company Guar. Notes 3.88% due 01/15/2027		1,000,000	918,843

Electronic Parts Distribution — 0.1%
Arrow Electronics, Inc. Senior Notes 3.25% due 09/08/2024		700,000	655,868

Enterprise Software/Service — 0.1%
Oracle Corp. Senior Notes 2.95% due 05/15/2025		700,000	689,996

Finance-Consumer Loans — 0.0%
Synchrony Financial Senior Notes 2.70% due 02/03/2020		12,000	11,874

Finance-Credit Card — 0.0%
American Express Credit Corp. FRS Senior Notes 3.11% (3 ML+0.49%) due 08/15/2019		300,000	300,446

Finance-Investment Banker/Broker — 0.0%
Lazard Group LLC Senior Notes 3.75% due 02/13/2025		25,000	24,557

Finance-Leasing Companies — 0.1%
Air Lease Corp. Senior Notes 4.25% due 02/01/2024		1,000,000	999,215

Finance-Other Services — 0.1%
BGC Partners, Inc. Senior Notes 5.13% due 05/27/2021		700,000	709,895
Intercontinental Exchange, Inc. Company Guar. Notes 2.75% due 12/01/2020		50,000	49,852

			759,747

Food-Misc./Diversified — 0.0%
Kraft Heinz Foods Co. Company Guar. Notes 3.50% due 07/15/2022		20,000	20,020
Kraft Heinz Foods Co. Company Guar. Notes 4.38% due 06/01/2046		550,000	473,837

			493,857

Security Description		Principal Amount**	Value (Note 2)
Gas-Distribution — 0.1%
Southern California Gas Co. 1st Mtg. Notes 4.13% due 06/01/2048	$	1,400,000	$1,375,514

Insurance Brokers — 0.0%
Marsh & McLennan Cos., Inc. Senior Notes 3.75% due 03/14/2026		20,000	19,934

Insurance-Life/Health — 0.6%
Great-West Lifeco Finance 2018 LP Company Guar. Notes 4.05% due 05/17/2028*		500,000	513,230
Jackson National Life Global Funding Senior Sec. Notes 2.30% due 04/16/2019*		200,000	199,825
Jackson National Life Global Funding Senior Sec. Notes 2.60% due 12/09/2020*		1,090,000	1,077,376
Pacific Life Insurance Co. Sub. Notes 4.30% due 10/24/2067*		2,300,000	2,003,691
Pricoa Global Funding I Sec. Notes 2.55% due 11/24/2020*		1,070,000	1,055,416
Principal Life Global Funding II Senior Sec. Notes 2.20% due 04/08/2020*		400,000	397,008
Protective Life Global Funding Sec. Notes 2.70% due 11/25/2020*		1,070,000	1,061,039
Teachers Insurance & Annuity Association of America Sub. Notes 4.27% due 05/15/2047*		1,600,000	1,553,077

			7,860,662

Insurance-Multi-line — 0.1%
MetLife, Inc. Senior Notes 4.05% due 03/01/2045		10,000	9,678
Metropolitan Life Global Funding I Sec. Notes 2.00% due 04/14/2020*		150,000	148,519
Metropolitan Life Global Funding I Sec. Notes 2.30% due 04/10/2019*		200,000	199,879
Metropolitan Life Global Funding I Sec. Notes 2.50% due 12/03/2020*		1,230,000	1,218,795

			1,576,871

Insurance-Property/Casualty — 0.0%
ACE INA Holdings, Inc. Company Guar. Notes 3.35% due 05/03/2026		50,000	49,909
First American Financial Corp. Senior Notes 4.60% due 11/15/2024		20,000	20,312

			70,221

332

SunAmerica Series Trust SA PIMCO VCP Tactical Balanced Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description		Principal Amount**	Value (Note 2)
U.S. CORPORATE BONDS & NOTES (continued)
Machinery-General Industrial — 0.1%
Wabtec Corp. Company Guar. Notes 4.15% due 03/15/2024	$	1,600,000	$1,556,058

Medical Instruments — 0.1%
Boston Scientific Corp. Senior Notes 3.38% due 05/15/2022		550,000	548,051

Medical Products — 0.0%
Zimmer Holdings, Inc. Senior Notes 2.70% due 04/01/2020		10,000	9,950
Zimmer Holdings, Inc. Senior Notes 3.15% due 04/01/2022		30,000	29,627
Zimmer Holdings, Inc. Senior Notes 3.55% due 04/01/2025		30,000	29,036

			68,613

Medical-Biomedical/Gene — 0.0%
Baxalta, Inc. Company Guar. Notes 3.60% due 06/23/2022		6,000	5,983

Medical-Drugs — 0.3%
AbbVie, Inc. Senior Notes 4.25% due 11/14/2028		1,600,000	1,591,538
Bayer US Finance II LLC FRS Company Guar. Notes 3.80% (3 ML+1.01%) due 12/15/2023*		200,000	195,373
Zoetis, Inc. Senior Notes 3.90% due 08/20/2028		1,200,000	1,196,813

			2,983,724

Medical-Generic Drugs — 0.1%
Mylan, Inc. Company Guar. Notes 4.55% due 04/15/2028		600,000	576,155

Medical-HMO — 0.0%
Aetna, Inc. Senior Notes 3.50% due 11/15/2024		20,000	19,802
UnitedHealth Group, Inc. Senior Notes 2.88% due 12/15/2021		310,000	310,128

			329,930

Medical-Hospitals — 0.1%
HCA, Inc. Company Guar. Notes 5.38% due 09/01/2026		400,000	409,376
HCA, Inc. Company Guar. Notes 5.88% due 02/01/2029		200,000	209,500
Northwell Healthcare, Inc. Sec. Notes 3.98% due 11/01/2046		700,000	641,165

			1,260,041

Security Description		Principal Amount**	Value (Note 2)
Non-Hazardous Waste Disposal — 0.0%
Republic Services, Inc. Senior Notes 3.55% due 06/01/2022	$	200,000	$203,037

Oil & Gas Drilling — 0.1%
Patterson-UTI Energy, Inc. Company Guar. Notes 3.95% due 02/01/2028		1,200,000	1,082,575

Pharmacy Services — 0.1%
CVS Health Corp. Senior Notes 4.10% due 03/25/2025		250,000	254,531
CVS Health Corp. Senior Notes 4.30% due 03/25/2028		950,000	963,208
CVS Health Corp. Senior Notes 4.78% due 03/25/2038		150,000	150,146

			1,367,885

Pipelines — 0.5%
Energy Transfer Partners LP Company Guar. Notes 4.05% due 03/15/2025		100,000	98,782
Energy Transfer Partners LP Company Guar. Notes 4.75% due 01/15/2026		40,000	40,157
Energy Transfer Partners LP Company Guar. Notes 6.05% due 06/01/2041		1,200,000	1,225,884
Enterprise Products Operating LLC Company Guar. Notes 4.80% due 02/01/2049		1,300,000	1,320,000
EQT Midstream Partners LP Senior Notes 4.13% due 12/01/2026		700,000	647,032
Sabine Pass Liquefaction LLC Senior Sec. Notes 5.63% due 04/15/2023		600,000	634,669
Sabine Pass Liquefaction LLC Senior Sec. Notes 5.75% due 05/15/2024		1,600,000	1,720,059

			5,686,583

Real Estate Investment Trusts — 0.8%
Alexandria Real Estate Equities, Inc. Company Guar. Notes 4.50% due 07/30/2029		100,000	101,105
American Tower Corp. Senior Notes 2.25% due 01/15/2022		1,200,000	1,157,054
American Tower Corp. Senior Notes 3.38% due 10/15/2026		1,200,000	1,144,127
American Tower Corp. Senior Notes 4.00% due 06/01/2025		690,000	693,022
Brixmor Operating Partnership LP FRS Senior Notes 3.59% (3 ML+1.05%) due 02/01/2022		1,400,000	1,391,270

333

SunAmerica Series Trust SA PIMCO VCP Tactical Balanced Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description		Principal Amount**	Value (Note 2)
U.S. CORPORATE BONDS & NOTES (continued)
Real Estate Investment Trusts (continued)
Crown Castle International Corp. Senior Notes 4.45% due 02/15/2026	$	290,000	$296,851
Crown Castle International Corp. Senior Notes 4.88% due 04/15/2022		900,000	932,413
Crown Castle International Corp. Senior Notes 5.25% due 01/15/2023		800,000	842,816
Digital Realty Trust LP Company Guar. Notes 3.95% due 07/01/2022		810,000	818,878
Goodman US Finance Three LLC Company Guar. Notes 3.70% due 03/15/2028*		1,200,000	1,139,798
Prologis LP Company Guar. Notes 3.75% due 11/01/2025		30,000	30,674
VEREIT Operating Partnership LP Company Guar. Notes 4.63% due 11/01/2025		1,300,000	1,310,266
Welltower, Inc. Senior Notes 3.95% due 09/01/2023		300,000	302,326
Welltower, Inc. Senior Notes 4.95% due 09/01/2048		1,000,000	1,006,146
WP Carey, Inc. Senior Notes 4.60% due 04/01/2024		500,000	511,488

			11,678,234

Rental Auto/Equipment — 0.0%
ERAC USA Finance LLC Company Guar. Notes 4.50% due 02/15/2045*		12,000	11,293

Retail-Drug Store — 0.1%
Walgreens Boots Alliance, Inc. Senior Notes 3.45% due 06/01/2026		1,700,000	1,635,328

Retail-Restaurants — 0.1%
McDonald’s Corp. Senior Notes 3.80% due 04/01/2028		900,000	902,426

Telephone-Integrated — 0.6%
AT&T, Inc. Senior Notes 3.40% due 05/15/2025		50,000	48,911
AT&T, Inc. FRS Senior Notes 3.73% (3 ML+0.93%) due 06/30/2020		90,000	90,742
AT&T, Inc. FRS Senior Notes 3.96% (3 ML+1.18%) due 06/12/2024		3,800,000	3,762,278
AT&T, Inc. Senior Notes 4.30% due 02/15/2030		204,000	202,139

Security Description		Principal Amount**	Value (Note 2)
Telephone-Integrated (continued)
AT&T, Inc. Senior Notes 5.25% due 03/01/2037	$	1,200,000	$1,221,664
Verizon Communications, Inc. Senior Notes 3.38% due 02/15/2025		104,000	103,853
Verizon Communications, Inc. Senior Notes 4.33% due 09/21/2028		1,435,000	1,484,603

			6,914,190

Tobacco — 0.1%
BAT Capital Corp. Company Guar. Notes 4.39% due 08/15/2037		1,800,000	1,533,784
Reynolds American, Inc. Company Guar. Notes 4.00% due 06/12/2022		20,000	20,150
Reynolds American, Inc. Company Guar. Notes 4.85% due 09/15/2023		100,000	104,216

			1,658,150

Transport-Rail — 0.1%
Burlington Northern Santa Fe LLC Senior Notes 4.13% due 06/15/2047		1,700,000	1,692,239

Trucking/Leasing — 0.1%
Penske Truck Leasing Co. LP/PTL Finance Corp. Senior Notes 3.95% due 03/10/2025*		1,000,000	987,078

Water — 0.0%
American Water Capital Corp. Senior Notes 3.40% due 03/01/2025		20,000	19,920

Total U.S. Corporate Bonds & Notes (cost $110,249,480)			108,491,483

FOREIGN CORPORATE BONDS & NOTES — 4.8%
Airlines — 0.1%
British Airways Pass-Through Trust Pass-Through Certs. Series 2018-1, Class AA 3.80% due 03/20/2033*		599,441	594,345
WestJet Airlines, Ltd. Senior Notes 3.50% due 06/16/2021*		1,000,000	970,261

			1,564,606

Airport Development/Maintenance — 0.0%
Sydney Airport Finance Co. Pty, Ltd. Senior Sec. Notes 3.38% due 04/30/2025*		20,000	19,364

Auto/Truck Parts & Equipment-Original — 0.0%
Aptiv PLC Company Guar. Notes 3.15% due 11/19/2020		200,000	199,383

334

SunAmerica Series Trust SA PIMCO VCP Tactical Balanced Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description		Principal Amount**	Value (Note 2)
FOREIGN CORPORATE BONDS & NOTES (continued)
Banks-Commercial — 1.3%
AIB Group PLC Senior Notes 4.75% due 10/12/2023*	$	1,000,000	$1,002,055
Bank of China, Ltd. FRS Senior Notes 3.79% (3 ML+1.05%) due 03/01/2019		600,000	600,307
Bank of Ireland Group PLC Senior Notes 4.50% due 11/25/2023*		1,300,000	1,288,069
Bank of Montreal Notes 1.75% due 06/15/2021*		1,500,000	1,462,572
Bank of Tokyo-Mitsubishi UFJ, Ltd. Senior Notes 2.30% due 03/05/2020*		200,000	198,202
BPCE SA FRS Senior Notes 4.02% (3 ML+1.24%) due 09/12/2023*		2,200,000	2,167,183
Dexia Credit Local SA Government Guar. Notes 1.88% due 09/15/2021*		2,700,000	2,637,805
ING Groep NV FRS Senior Notes 3.80% (3 ML+1.00%) due 10/02/2023		2,500,000	2,468,434
Mizuho Bank, Ltd. Company Guar. Notes 3.60% due 09/25/2024*		200,000	200,554
Santander UK Group Holdings PLC Senior Notes 2.88% due 10/16/2020		990,000	981,014
Santander UK Group Holdings PLC Senior Notes 3.13% due 01/08/2021		140,000	138,805
Santander UK Group Holdings PLC Senior Notes 3.57% due 01/10/2023		200,000	195,856
Santander UK PLC FRS Senior Notes 3.28% (3 ML+0.66%) due 11/15/2021		1,200,000	1,193,041
Sumitomo Mitsui Banking Corp. Company Guar. Notes 2.65% due 07/23/2020		850,000	844,902
Swedbank AB Senior Notes 2.20% due 03/04/2020*		370,000	366,316

			15,745,115

Banks-Fiduciary — 0.0%
Mitsubishi UFJ Trust & Banking Corp. Senior Notes 2.65% due 10/19/2020*		200,000	198,381

Casino Hotels — 0.0%
Sands China, Ltd. Senior Notes 5.40% due 08/08/2028		200,000	197,523

Security Description		Principal Amount**	Value (Note 2)
Diversified Banking Institutions — 2.5%
Barclays PLC Senior Notes 3.25% due 02/12/2027	GBP	700,000	$901,164
Barclays PLC Senior Notes 3.65% due 03/16/2025	$	950,000	907,475
Barclays PLC Senior Notes 4.61% due 02/15/2023		1,000,000	1,004,612
Barclays PLC FRS Senior Notes 4.73% (3 ML+2.11%) due 08/10/2021		1,900,000	1,932,900
BNP Paribas SA Senior Notes 3.38% due 01/09/2025*		2,200,000	2,118,902
Credit Suisse Group AG Senior Bonds 3.87% due 01/12/2029*		900,000	859,210
Credit Suisse Group Funding Guernsey, Ltd. Company Guar. Notes 3.75% due 03/26/2025		250,000	244,021
Credit Suisse Group Funding Guernsey, Ltd. Company Guar. Notes 3.80% due 06/09/2023		1,500,000	1,489,618
Deutsche Bank AG FRS Senior Notes 3.77% (3 ML+1.29%) due 02/04/2021		1,800,000	1,767,960
Deutsche Bank NY Senior Notes 4.25% due 10/14/2021		2,300,000	2,276,634
HSBC Holdings PLC FRS Senior Notes 4.16% (3 ML+1.38%) due 09/12/2026		1,000,000	1,000,280
HSBC Holdings PLC FRS Senior Notes 4.30% (3 ML+1.50%) due 01/05/2022		300,000	306,462
HSBC Holdings PLC Senior Notes 4.30% due 03/08/2026		550,000	561,348
Lloyds Banking Group PLC Senior Notes 4.05% due 08/16/2023		2,400,000	2,418,926
Lloyds Banking Group PLC Senior Notes 4.38% due 03/22/2028		600,000	597,434
Mitsubishi UFJ Financial Group, Inc. FRS Senior Notes 3.62% (3 ML+0.86%) due 07/26/2023		2,200,000	2,191,353
Mizuho Financial Group, Inc. FRS Senior Notes 3.77% (3 ML+1.00%) due 09/11/2024		800,000	801,842

335

SunAmerica Series Trust SA PIMCO VCP Tactical Balanced Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description		Principal Amount**	Value (Note 2)
FOREIGN CORPORATE BONDS & NOTES (continued)
Diversified Banking Institutions (continued)
Royal Bank of Scotland Group PLC Senior Notes 3.88% due 09/12/2023	$	800,000	$785,834
Royal Bank of Scotland Group PLC Senior Notes 4.89% due 05/18/2029		1,100,000	1,093,936
Royal Bank of Scotland Group PLC Senior Notes 5.08% due 01/27/2030		900,000	907,517
Sumitomo Mitsui Financial Group, Inc. Senior Notes 2.06% due 07/14/2021		1,000,000	973,822
UBS Group Funding Switzerland AG Company Guar. Notes 2.65% due 02/01/2022*		1,600,000	1,564,587
UBS Group Funding Switzerland AG FRS Company Guar. Notes 4.07% (3 ML+1.53%) due 02/01/2022*		900,000	913,550
UBS Group Funding Switzerland AG Company Guar. Notes 4.13% due 04/15/2026*		550,000	553,364
UniCredit SpA Senior Notes 6.57% due 01/14/2022*		900,000	919,416
UniCredit SpA Senior Notes 7.83% due 12/04/2023*		1,300,000	1,382,043

			30,474,210

Electronic Components-Misc. — 0.0%
Flex, Ltd. Senior Notes 4.75% due 06/15/2025		20,000	20,433

Finance-Leasing Companies — 0.1%
ORIX Corp. Senior Notes 3.25% due 12/04/2024		1,400,000	1,364,856

Insurance-Multi-line — 0.0%
XLIT, Ltd. Company Guar. Notes 4.45% due 03/31/2025		10,000	10,211

Medical-Drugs — 0.2%
Shire Acquisitions Investments Ireland DAC Company Guar. Notes 1.90% due 09/23/2019		1,000,000	992,220
Shire Acquisitions Investments Ireland DAC Company Guar. Notes 2.88% due 09/23/2023		400,000	384,482
Shire Acquisitions Investments Ireland DAC Company Guar. Notes 3.20% due 09/23/2026		500,000	465,573

			1,842,275

Security Description		Principal Amount**	Value (Note 2)
Oil & Gas Drilling — 0.1%
Odebrecht Drilling Norbe, Ltd. Senior Sec. Notes 6.35% due 12/01/2021	$	620,000	$601,400

Oil Companies-Exploration & Production — 0.1%
Sinopec Group Overseas Development 2018, Ltd. Company Guar. Notes 4.13% due 09/12/2025*		1,600,000	1,626,968
Woodside Finance, Ltd. Company Guar. Notes 3.65% due 03/05/2025*		10,000	9,664
Woodside Finance, Ltd. Company Guar. Notes 3.70% due 03/15/2028*		200,000	186,119

			1,822,751

Oil Companies-Integrated — 0.1%
Eni SpA Senior Notes 4.75% due 09/12/2028*		900,000	909,430

Regional Agencies — 0.2%
Japan Finance Organization for Municipalities Senior Notes 2.13% due 10/25/2023*		2,700,000	2,597,168

Soap & Cleaning Preparation — 0.1%
Reckitt Benckiser Treasury Services PLC Company Guar. Notes 2.75% due 06/26/2024*		700,000	676,451
Reckitt Benckiser Treasury Services PLC Company Guar. Notes 3.00% due 06/26/2027*		1,000,000	946,642

			1,623,093

Tobacco — 0.0%
BAT International Finance PLC Company Guar. Notes 3.50% due 06/15/2022*		20,000	19,893
BAT International Finance PLC Company Guar. Notes 3.95% due 06/15/2025*		40,000	39,240

			59,133

Transport-Marine — 0.0%
AP Moller - Maersk A/S Senior Notes 3.75% due 09/22/2024*		600,000	584,214

Total Foreign Corporate Bonds & Notes (cost $60,501,819)			59,833,546

U.S. GOVERNMENT AGENCIES — 17.7%
Federal Home Loan Mtg. Corp. — 0.7%
2.38% due 01/13/2022		200,000	199,491
4.50% due 08/01/2048		3,595,189	3,761,225
Federal Home Loan Mtg. Corp. STRIPS FRS 3.38% (5.89%-1 ML) due 09/15/2043(1)(6)(7)		2,007,979	324,472
Federal Home Loan Mtg. Corp. Multifamily Structured Pass Through Certs. VRS Series W5FX, Class AFX 3.34% due 04/25/2028(3)(4)		2,700,000	2,712,030

336

SunAmerica Series Trust SA PIMCO VCP Tactical Balanced Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description		Principal Amount**	Value (Note 2)
U.S. GOVERNMENT AGENCIES (continued)
Federal Home Loan Mtg. Corp. (continued)
Federal Home Loan Mtg. Corp. REMIC FRS Series 4579, Class FD 2.70% (1 ML+0.35%) due 01/15/2038(1)	$	1,336,070	$1,329,027
Federal Home Loan Mtg. Corp. REMIC VRS Series 4579, Class SD 1.58% due 01/15/2038(1)(4)(6)		1,336,070	72,013

			8,398,258

Federal National Mtg. Assoc. — 16.4%
3.50% due March TBA		66,100,000	66,371,791
3.50% due April TBA		90,000,000	90,320,844
3.70% due 09/01/2034		928,868	947,578
4.00% due 07/01/2045		1,956,463	2,010,029
4.00% due 07/01/2045		1,299,337	1,334,911
4.00% due 02/01/2046		2,909,402	2,988,915
4.00% due 09/01/2046		2,939,406	3,019,886
4.00% due March TBA		15,500,000	15,849,961
4.50% due March TBA		14,600,000	15,156,055
5.50% due March TBA		800,000	848,125
Federal National Mtg. Assoc. REMIC Series 2013-17, Class TI 3.00% due 03/25/2028(1)(6)		1,237,597	104,167
Federal National Mtg. Assoc. REMIC FRS Series 2012-113, Class PF 2.86% (1 ML+0.35%) due 10/25/2040(1)		761,566	764,948
Series 2007-85, Class FL 3.05% (1 ML+0.54%) due 09/25/2037(1)		2,605,130	2,631,335
Series 2012-21, Class FQ 3.06% (1 ML+0.55%) due 02/25/2041(1)		789,372	791,502

			203,140,047

Government National Mtg. Assoc. — 0.7%
Government National Mtg. Assoc. REMIC FRS
Series 2016-H10, Class FJ 2.95% (1 ML+0.60%) due 04/20/2066(1)		255,285	255,622
Series 2014-H02, Class FB 3.00% (1 ML+0.65%) due 12/20/2063(1)		863,528	868,544
Series 2016-H11, Class F 3.15% (1 ML+0.80%) due 05/20/2066(1)		2,458,849	2,487,674
Series 2016-H14, Class FA 3.15% (1 ML+0.80%) due 06/20/2066(1)		1,433,985	1,451,107
Series 2016-H17, Class FC 3.18% (1 ML+0.83%) due 08/20/2066(1)		3,230,450	3,273,533

			8,336,480

Total U.S. Government Agencies (cost $219,150,756)			219,874,785

Security Description		Principal Amount**	Value (Note 2)
U.S. GOVERNMENT TREASURIES — 26.0%
United States Treasury Bonds — 4.2%
1.00% due 02/15/2046 TIPS(8)	$	3,191,460	$3,119,902
1.00% due 02/15/2048 TIPS(8)		2,351,014	2,298,147
2.75% due 08/15/2047		1,560,000	1,481,817
2.75% due 11/15/2047		100,000	94,906
2.88% due 05/15/2043		300,000	294,129
2.88% due 11/15/2046		290,000	283,067
3.00% due 02/15/2048		4,320,000	4,308,694
3.00% due 08/15/2048(14)		1,900,000	1,895,176
3.13% due 02/15/2042		250,000	256,953
3.13% due 05/15/2048		1,320,000	1,349,030
3.38% due 11/15/2048		200,000	214,500
4.25% due 05/15/2039		5,900,000	7,155,824
4.25% due 11/15/2040		600,000	728,578
4.38% due 11/15/2039		6,800,000	8,378,609
4.38% due 05/15/2040		5,190,000	6,401,338
4.38% due 05/15/2041		5,500,000	6,795,723
4.50% due 08/15/2039		1,750,000	2,191,191
6.25% due 05/15/2030		3,660,000	4,926,131

			52,173,715

United States Treasury Notes — 21.8%
0.13% due 04/15/2022 TIPS(8)		1,140,117	1,116,053
0.50% due 01/15/2028 TIPS(8)		9,503,577	9,263,389
0.75% due 07/15/2028 TIPS(8)		4,016,720	4,016,772
1.50% due 03/31/2023		6,640,000	6,393,075
1.63% due 05/15/2026(15)		4,559,000	4,281,898
1.75% due 02/28/2022(15)		2,500,000	2,449,316
1.88% due 03/31/2022(14)		47,600,000	46,804,188
1.88% due 04/30/2022		9,500,000	9,333,750
1.88% due 07/31/2022(15)		3,200,000	3,140,125
1.88% due 08/31/2022(14)		38,800,000	38,054,313
2.00% due 12/31/2021(15)		2,600,000	2,569,024
2.00% due 11/15/2026		7,635,000	7,328,109
2.13% due 12/31/2022		5,600,000	5,534,375
2.13% due 05/15/2025		2,370,000	2,316,675
2.25% due 04/30/2021(15)		1,100,000	1,094,801
2.25% due 02/15/2027(14)		65,500,000	63,918,789
2.25% due 08/15/2027		48,880,000	47,564,441
2.38% due 05/15/2027(14)		1,000,000	984,531
2.50% due 05/15/2024		7,300,000	7,311,691
2.75% due 04/30/2023		3,400,000	3,441,703
2.88% due 05/15/2028		2,570,000	2,621,701

			269,538,719

Total U.S. Government Treasuries (cost $321,481,126)			321,712,434

FOREIGN GOVERNMENT OBLIGATIONS — 0.8%
Sovereign — 0.8%
Emirate of Abu Dhabi Senior Notes 3.13% due 10/11/2027*		500,000	488,300
Kingdom of Saudi Arabia Senior Notes 4.00% due 04/17/2025*		3,000,000	3,033,000
Republic of Indonesia Senior Notes 4.45% due 02/11/2024		2,200,000	2,251,865

337

SunAmerica Series Trust SA PIMCO VCP Tactical Balanced Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description		Shares/ Principal Amount**	Value (Note 2)
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Sovereign (continued)
Republic of Peru Senior Notes 5.94% due 02/12/2029*	PEN	2,900,000	$890,682
State of Kuwait Senior Bonds 3.50% due 03/20/2027*	$	1,000,000	1,001,900
Tokyo Metropolitan Government Senior Notes 2.00% due 05/17/2021*		2,400,000	2,346,315

Total Foreign Government Obligations (cost $9,915,479)			10,012,062

MUNICIPAL BONDS & NOTES — 0.0%
County of Miami-Dade Florida Revenue Bonds Series C 3.86% due 10/01/2029 (cost $400,000)		400,000	407,752

PREFERRED SECURITIES/CAPITAL SECURITIES — 0.4%
Banks-Commercial — 0.1%
Stichting AK Rabobank Certificaten 6.50% due 03/29/2167(9)	EUR	900,000	1,168,384

Diversified Banking Institutions — 0.1%
HSBC Holdings PLC 5.88% due 09/28/2026(9)	GBP	500,000	650,927

Electric-Distribution — 0.1%
CenterPoint Energy, Inc. Series A 6.13% due 09/01/2023(9)		1,500,000	1,500,000

Insurance-Life/Health — 0.1%
Meiji Yasuda Life Insurance Co. 5.10% due 04/26/2048*		1,500,000	1,526,250

Insurance-Multi-line — 0.0%
Voya Financial, Inc. Company Guar. Notes 4.70% due 01/23/2048		400,000	332,000

Investment Management/Advisor Services — 0.0%
Brighthouse Holdings LLC Series A 6.50% due 07/27/2037*(9)		500,000	440,000

Total Preferred Securities/Capital Securities (cost $5,602,190)			5,617,561

OPTIONS - PURCHASED(10) — 0.4%
Exchange-Traded Put Options — Purchased		305,022,480	2,859,480
Over the Counter Purchased Call Options on Interest Rate Swap Contracts		489,000,000	2,603,438
Over the Counter Purchased Put Options on Interest Rate Swap Contracts		37,700,000	35,628

Total Options - Purchased (cost $9,471,972)			5,498,546

Total Long-Term Investment Securities (cost $784,890,744)			779,608,200

Security Description		Principal Amount**	Value (Note 2)
SHORT-TERM INVESTMENT SECURITIES — 0.4%
Certificates of Deposit — 0.2%
Barclays Bank PLC FRS 2.89% (3 ML+0.40%) due 10/25/2019	$	600,000	$600,254
Lloyds Bank Corporate Markets PLC FRS 2.91% (3 ML+0.50%) due 10/26/2020		1,300,000	1,299,998

			1,900,252

Commercial Paper — 0.2%
American Electric Power Co., Inc. 2.90% due 02/19/2019*		600,000	599,107
Arrow Electronics, Inc. 3.10% due 02/26/2019*		400,000	399,111
Arrow Electronics, Inc. 3.20% due 02/11/2019*		400,000	399,629
Arrow Electronics, Inc. 3.20% due 02/14/2019*		900,000	898,932
Royal Caribbean Cruises, Ltd. 3.10% due 03/08/2019*		400,000	398,848

			2,695,627

Total Short-Term Investment Securities (cost $4,595,738)			4,595,879

REPURCHASE AGREEMENTS — 78.8%
Agreement with Barclays Bank PLC, bearing interest at 2.65%, dated 01/31/2019, to be repurchased 02/01/2019 in the amount of $139,010,232 and collateralized by $138,154,000 of United States Treasury Notes, bearing interest at 2.88% due 10/31/2023 and having an approximate value of $142,946,485		139,000,000	139,000,000
Agreement with J.P. Morgan Chase, bearing interest at 2.54%, dated 01/31/2019, to be repurchased 02/01/2019 in the amount of $277,019,544 and collateralized by $301,653,000 of United States Treasury Notes, bearing interest at 1.63% due 05/15/2026 and having an approximate value of $285,833,730		277,000,000	277,000,000
Agreement with J.P. Morgan Chase, bearing interest at 2.62%, dated 01/31/2019, to be repurchased 02/04/2019 in the amount of $277,060,478 and collateralized by $272,014,000 of United States Treasury Notes, bearing interest at 3.13% due 08/15/2044 having an approximate value of $285,491,351		277,000,000	277,000,000

338

SunAmerica Series Trust SA PIMCO VCP Tactical Balanced Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description		Principal Amount**	Value (Note 2)
REPURCHASE AGREEMENTS (continued)
Agreement with Toronto-Dominion Bank, bearing interest at 2.68%, dated 01/31/2019, to be repurchased 02/01/2019 in the amount of $283,421,098 and collateralized by $285,975,000 of United States Treasury Notes, bearing interest at 2.75% due 05/31/2023 and having an approximate value of $292,542,506	$	283,400,000	$283,400,000

Total Repurchase Agreements (cost $976,400,000)			976,400,000

TOTAL INVESTMENTS (cost $1,765,886,482)(11)		142.1%	1,760,604,079
Liabilities in excess of other assets		(42.1)	(521,804,830)

NET ASSETS		100.0%	$1,238,799,249

FORWARD SALES CONTRACTS — (0.9)%
U.S. Government Agencies. — (0.9)%
Federal National Mtg. Assoc. 3.50% due February TBA
Total Forward Sales Contracts (proceeds $(11,400,000))		(11,400,000)	(11,458,345)

REVERSE REPURCHASE AGREEMENTS(12) (6.0%)			(74,513,488)

*	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Portfolio has no right to demand registration of these securities. At January 31, 2019, the aggregate value of these securities was $96,599,615 representing 7.8% of net assets. Unless otherwise indicated, these securities are not considered to be illiquid.
**	Denominated in United States Dollars unless otherwise indicated.
(1)	Collateralized Mortgage Obligation
(2)	Securities classified as Level 3 (see Note 2).
(3)	Commercial Mortgage Backed Security
(4)	Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(5)	Collateralized Loan Obligation
(6)	Interest Only
(7)	Inverse Floating Rate Security that pays interest that varies inversely to changes in the market interest rates. The interest rate shown is the current interest rate at January 31, 2019.
(8)	Principal amount of security is adjusted for inflation.
(9)	Perpetual maturity — maturity date reflects the next call date.

(10)	Options — Purchased

Exchange-Traded Put Options — Purchased

Issue	Expiration Month	Strike Price	Number of Contracts	Notional Amount*	Premiums Paid	Value at January 31, 2019	Unrealized Appreciation/ (Depreciation)
S&P 500 Index	December 2019	$1,725	376	$101,674,160	$1,102,688	$362,840	$(739,848)
S&P 500 Index	December 2019	1,975	376	101,674,160	2,178,181	814,040	(1,364,141)
S&P 500 Index	December 2019	2,225	376	101,674,160	4,051,037	1,682,600	(2,368,437)

					$7,331,906	$2,859,480	$(4,472,426)

*	Notional amount is calculated by multiplying the number of contracts by the multiplier by the market value of the underlying security or index.

Over the Counter Purchased Call Options on Interest Rate Swap Contracts

Issue	Counterparty	Expiration Month	Strike Rate	Notional Amount (000’s)	Premiums Paid	Value at January 31, 2019	Unrealized Appreciation/ (Depreciation)
Call option to enter into an interest rate swap for the right to receive a fixed rate of 2.15% versus U.S. Treasury Bonds maturing on 01/31/2019	Goldman Sachs Bank USA	January 2019	2.15%	$73,000	$76,650	$7	$(76,643)
Call option to enter into an interest rate swap for the right to receive a fixed rate of 3.04% versus U.S. Treasury Bonds maturing on 06/22/2020	Morgan Stanley Capital Services, LLC	June 2020	3.04	238,600	863,732	1,496,618	632,886
Call option to enter into an interest rate swap for the right to receive a fixed rate of 3.04% versus U.S. Treasury Bonds maturing on 06/22/2020	Goldman Sachs Bank USA	June 2020	3.04	69,600	252,829	436,566	183,737
Call option to enter into an interest rate swap for the right to receive a fixed rate of 3.02% versus U.S. Treasury Bonds maturing on 07/09/2020	Citibank N.A.	July 2020	3.02	107,800	388,080	670,247	282,167

					$1,581,291	$2,603,438	$1,022,147

339

SunAmerica Series Trust SA PIMCO VCP Tactical Balanced Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Over the Counter Purchased Put Options on Interest Rate Swap Contracts

Issue	Counterparty	Expiration Month	Strike Rate	Notional Amount (000’s)	Premiums Paid	Value at January 31, 2019	Unrealized Appreciation/ (Depreciation)
Put option to enter into an interest rate swap for the right to pay a fixed rate of 3.40% versus U.S. Treasury Bonds maturing on 05/16/2019	Bank of America	May 2019	3.40%	$24,500	$312,375	$5,385	$(306,990)
Put option to enter into an interest rate swap for the right to pay a fixed rate of 3.60% versus U.S. Treasury Bonds maturing on 10/01/2019	Bank of America	October 2019	3.60	13,200	246,400	30,243	(216,157)

					$558,775	$35,628	$(523,147)

(11)	See Note 3 for cost of investments on a tax basis.
(12)	Reverse Repurchase Agreements:

Counterparty	Borrowing Rate	Settlement Date	Maturity Date	Amount Borrowed	Amount Payable
NatWest Markets Securities	2.57%	1/30/2019	2/4/2019	$(2,746,500)	$(2,746,892)
NatWest Markets Securities	2.54	11/13/2018	2/13/2019	(6,256,250)	(6,291,563)
NatWest Markets Securities	2.55	1/17/2019	2/7/2019	(23,753,250)	(23,778,488)
J.P. Morgan Securities LLC	2.50	1/22/2019	4/22/2019	(1,219,238)	(1,220,085)
NatWest Markets Securities	2.54	11/14/2018	2/14/2019	(40,538,250)	(40,764,163)

				$(74,513,488)	$(74,801,191)

(13)	Security in default of interest.
(14)	The security or portion thereof was pledged as collateral for reverse repurchase agreements.
(15)	The security or portion thereof was pledged as collateral to cover margin requirements for open derivative contracts.

CLO — Collateralized Loan Obligation

FRS — Floating Rate Security

VRS — Variable Rate Security

The rates shown on FRS and VRS are the current interest rates at January 31, 2019 and unless noted otherwise, the dates shown are the original maturity dates.

REMIC — Real Estate Mortgage Investment Conduit

STRIPS — Separate Trading of Registered Interest and Principal Securities

TBA — Securities purchased on a forward commitment basis with an approximate principal amount and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement date.

TIPS — Treasury Inflation Protected Securities

Index Legend

1 ML — 1 Month USD LIBOR

3 ML — 3 Month USD LIBOR

3 ML GBP — 3 Month British Pound Sterling LIBOR

Over the Counter Written Call Options on Interest Rate Swap Contracts

Issue	Counterparty	Expiration Month	Strike Rate	Notional Amount (000’s)	Premiums Received	Value at January 31, 2019	Unrealized Appreciation/ (Depreciation)
Call option to enter into an interest rate swap for the right to receive a fixed rate of 3.02% versus U.S. Treasury Bonds maturing on 06/21/2021	Morgan Stanley Capital Services, LLC	June 2021	3.02%	$238,600	$1,121,420	$1,776,735	$(655,315)
Call option to enter into an interest rate swap for the right to receive a fixed rate of 3.02% versus U.S. Treasury Bonds maturing on 06/21/2021	Goldman Sachs Bank USA	June 2021	3.02	69,600	337,978	516,453	(178,475)
Call option to enter into an interest rate swap for the right to receive a fixed rate of 2.96% versus U.S. Treasury Bonds maturing on 07/09/2021	Citibank N.A.	July 2021	2.96	107,800	501,943	765,886	(263,943)

					$1,961,341	$3,059,074	$(1,097,733)

340

SunAmerica Series Trust SA PIMCO VCP Tactical Balanced Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Over the Counter Written Put Options on Interest Rate Swap Contracts

Issue	Counterparty	Expiration Month	Strike Rate	Notional Amount (000’s)	Premiums Received	Value at January 31, 2019	Unrealized Appreciation/ (Depreciation)
Put option to enter into an interest rate swap for the right to receive a fixed rate of 0.95% versus CDX Investment Grade Index maturing on 02/20/2019	Citibank N.A.	February 2019	0.95%	$6,100	$12,261	$226	$12,035
Put option to enter into an interest rate swap for the right to receive a fixed rate of 1.20% versus CDX Investment Grade Index maturing on 03/20/2019	Citibank N.A.	March 2019	1.20	9,500	10,450	402	10,048
Put option to enter into an interest rate swap for the right to receive a fixed rate of 3.60% versus U.S. Treasury Bonds maturing on 10/01/2019	Bank of America	October 2019	3.60	54,000	241,463	11,156	230,307

					$264,174	$11,784	$252,390

Futures Contracts

Number of Contracts	Type	Description	Expiration Month	Notional Basis*	Notional Value*	Unrealized Appreciation (Depreciation)

365	Long	90 Day Euro Dollar	June 2019	88,530,443	88,854,687	$324,244

1,069	Long	90 Day Euro Dollar	December 2019	258,865,833	260,274,775	1,408,942

4,092	Long	S&P 500 E-Mini Index	March 2019	526,162,158	553,340,700	27,178,542

338	Long	U.S. Treasury 5 Year Notes	March 2019	38,133,688	38,822,469	688,781

259	Long	U.S. Treasury Ultra Long Bonds	March 2019	40,775,867	41,731,375	955,508

181	Long	U.S. Treasury 10 Year Notes	March 2019	21,560,446	22,166,844	606,398

829	Long	Russell 2000 E-Mini Index	March 2019	58,473,848	62,183,290	3,709,442

10	Short	Euro-Bund	March 2019	9,263,099	9,451,737	(188,638)

54	Short	Euro-OAT	March 2019	1,852,054	1,896,258	(44,204)

365	Short	90 Day Euro Dollar	June 2020	88,407,477	88,996,125	(588,648)

1,069	Short	90 Day Euro Dollar	December 2020	258,799,759	260,742,462	(1,942,703)

485	Short	U.S. Treasury Long Bonds	March 2019	67,576,782	71,143,437	(3,566,655)

285	Short	U.S. Treasury Ultra Long Bonds	March 2019	35,883,020	37,245,937	(1,362,917)

						$27,178,092

*	Notional basis refers to the contractual amount agreed upon at inception of the open contract; notional value represents the current value of the open contract.

Open Forward Foreign Currency Contracts

Counterparty	Contract to Deliver		In Exchange For		Delivery Date	Unrealized Appreciation	Unrealized (Depreciation)
Bank of America, N.A.	USD	2,234,054	RUB	151,385,980	03/15/2019	$66,614	$—

Citibank N.A.	EUR	112,000	USD	127,140	02/04/2019	—	(1,055)
	JPY	47,100,000	USD	423,579	02/15/2019	—	(9,197)
	MXN	50,556,000	USD	2,636,558	03/11/2019	6,370	—
	USD	1,296,863	EUR	1,122,000	02/04/2019	—	(12,623)
	USD	495,169	COP	1,567,530,300	02/19/2019	9,353	—
	USD	2,591,685	MXN	50,556,000	03/11/2019	38,503	—
	USD	2,572,275	MXN	50,556,000	08/14/2019	—	(4,046)

						54,226	(26,921)

341

SunAmerica Series Trust SA PIMCO VCP Tactical Balanced Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Open Forward Foreign Currency Contracts — (continued)

Counterparty	Contract to Deliver		In Exchange For		Delivery Date	Unrealized Appreciation	Unrealized (Depreciation)
Goldman Sachs Bank USA	GBP	6,364,000	USD	8,134,749	02/04/2019	$—	$(212,268)
	GBP	6,364,000	USD	8,360,905	03/04/2019	1,923	—
	JPY	24,200,000	USD	219,074	02/15/2019	—	(3,286)
	MXN	50,556,000	USD	2,572,571	08/14/2019	4,343	—
	USD	8,349,043	GBP	6,364,000	02/04/2019	—	(2,026)
	USD	540,023	IDR	7,938,337,200	03/20/2019	27,321	—
	USD	530,719	INR	37,919,874	03/20/2019	802	—

						34,389	(217,580)

Net Unrealized Appreciation/(Depreciation)						$155,229	$(244,501)

COP	— Colombian Peso	IDR	— Indonesian Rupiah	PEN	— Peruvian Sol
EUR	— Euro Currency	INR	— Indian Rupee	RUB	— New Russian Ruble
GBP	— British Pound Sterling	MXN	— Mexican Peso	USD	— United States Dollar

Over the Counter Total Return Swap Contracts@
					Value
Counterparty	Notional Amount (000’s)	Termination Date	Fixed Payments Received (Paid) by the Portfolio	Total Return Received or Paid by Portfolio	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)

Citibank	126,637	05/23/2019	(3 Month USD LIBOR-BBA minus 10 bps)	MSCI EAFE Index	$—	$1,746,719

Centrally Cleared Interest Rate Swap Contracts
			Rates Exchanged		Value
	Notional Amount (000’s)	Maturity Date	Payments Received (Paid) by the Portfolio / Frequency	Payments Made by the Portfolio / Frequency	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)

EUR	6,600	02/03/2037	2.050%/Annually	6 Month USD EURIBOR-BBA/Annually	$—	$229,635

JPY	740,000	03/20/2038	6 Month JPY LIBOR-BBA/Semi-annually	0.750%/Semi-annually	98,541	(434,878)

GBP	2,500	02/01/2037	6 Month GBP LIBOR-BBA/Semi-annually	2.040%/Semi-annually	676	(94,357)

GBP	3,500	02/01/2037	6 Month GBP LIBOR-BBA/Semi-annually	2.050%/Semi-annually	—	(138,151)

GBP	14,100	03/20/2029	6 Month GBP LIBOR-BBA/Semi-annually	1.500%/Semi-annually	218,572	(371,887)

USD	5,800	08/20/2019	3 Month USD LIBOR-BBA/Quarterly	2.910%/Semi-annually	—	(7,550)

USD	700	12/16/2019	3 Month USD LIBOR-BBA/Quarterly	2.000%/Semi-annually	(627)	4,748

USD	600	12/21/2026	3 Month USD LIBOR-BBA/Quarterly	1.750%/Semi-annually	28,456	8,611

USD	1,100	12/21/2026	3 Month USD LIBOR-BBA/Quarterly	1.750%/Semi-annually	(21,086)	88,194

USD	23,700	06/21/2027	3 Month USD LIBOR-BBA/Quarterly	1.500%/Semi-annually	1,552,972	472,673

USD	2,300	12/20/2027	3 Month USD LIBOR-BBA/Quarterly	2.500%/Semi-annually	(56,262)	82,435

USD	97,100	06/20/2028	3 Month USD LIBOR-BBA/Quarterly	2.250%/Semi-annually	5,773,837	(2,576,104)

USD	7,400	06/20/2028	3 Month USD LIBOR-BBA/Quarterly	2.250%/Semi-annually	462,515	(208,598)

USD	500	03/23/2048	3 Month USD LIBOR-BBA/Quarterly	2.540%/Semi-annually	—	30,186

				Total	$8,057,594	$(2,915,043)

342

SunAmerica Series Trust SA PIMCO VCP Tactical Balanced Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Centrally Cleared Credit Default Swaps on Credit Indices — Sell Protection(4)
					Value(3)
Reference Obligation	Fixed Deal Receive Rate / Payment Frequency	Maturity Date	Implied Credit Spread at January 31, 2019(1)	Notional Amount(2) (000’s)	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
CDX ITRAXX Investment Grade Index	1.000%/Quarterly	12/20/2023	0.6625%	$45,000	$(530,298)	$(157,212)

@	Illiquid security. At January 31, 2019, the aggregate value of these securities was $1,746,719 representing 0.1% of net assets
(1)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging market country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(2)	The maximum potential amount the Portfolio could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(3)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement have been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(4)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

BBA — British Banking Association

EUR — Euro Currency

EURIBOR — Euro Interbank Offered Rate

LIBOR — London Interbank Offered Rate

USD — United States Dollar

The following is a summary of the inputs used to value the Portfolio’s net assets as of January 31, 2019 (see Note 2):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ASSETS:
Investments at Value:*
Asset Backed Securities:
Diversified Financial Services	$—	$46,925,714	$1,234,317	$48,160,031
U.S. Corporate Bonds & Notes	—	108,491,483	—	108,491,483
Foreign Corporate Bonds & Notes	—	59,833,546	—	59,833,546
U.S. Government Agencies	—	219,874,785	—	219,874,785
U.S. Government Treasuries	—	321,712,434	—	321,712,434
Foreign Government Obligations	—	10,012,062	—	10,012,062
Municipal Bonds & Notes	—	407,752	—	407,752
Exchange-Traded Put Options - Purchased	2,859,480	—	—	2,859,480
Over the Counter Purchased Call Options on Interest Rate Swap Contracts	—	2,603,438	—	2,603,438
Over the Counter Purchased Put Options on Interest Rate Swap Contracts	—	35,628	—	35,628
Preferred Securities/Capital Securities	—	5,617,561	—	5,617,561
Short-Term Investment Securities	—	4,595,879	—	4,595,879
Repurchase Agreements	—	976,400,000	—	976,400,000

Total Investments at Value	$2,859,480	$1,756,510,282	$1,234,317	$1,760,604,079

343

SunAmerica Series Trust SA PIMCO VCP Tactical Balanced Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Other Financial Instruments:+
Over the Counter Written Put Options on Interest Rate Swap Contracts	$—	$252,390	$—	$252,390
Futures Contracts	34,871,857	—	—	34,871,857
Forward Foreign Currency Contracts	—	155,229	—	155,229
Over the Counter Total Return Swap Contracts	—	1,746,719	—	1,746,719
Centrally Cleared Interest Rate Swap Contracts	—	916,482	—	916,482

Total Other Financial Instruments	$34,871,857	$3,070,820	$—	$37,942,677

LIABILITIES:
Investments at Value:*
Forward Sales Contracts	$—	$11,458,345	$—	$11,458,345
Reverse Repurchase Agreements	—	74,513,488	—	74,513,488

Total Investments at Value	$—	$85,971,833	$—	$85,971,833

Other Financial Instruments:+
Over the Counter Written Call Options on Interest Rate Swap Contracts	$—	$1,097,733	$—	$1,097,733
Futures Contracts	7,693,765	—	—	7,693,765
Forward Foreign Currency Contracts	—	244,501	—	244,501
Centrally Cleared Interest Rate Swap Contracts	—	3,831,525	—	3,831,525
Centrally Cleared Credit Default Swaps on Credit Indices - Sell Protection	—	157,212	—	157,212

Total Other Financial Instruments	$7,693,765	$5,330,971	$—	$13,024,736

*	For a detailed presentation of investments, please refer to the Portfolio of Investments.
+	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forward, swap and written option contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

At the beginning and end of the reporting period, Level 3 investments in securities were not considered a material portion of the Portfolio. There were no Level 3 transfers during the reporting period.

See Notes to Portfolio of Investments

344

SunAmerica Series Trust SA PineBridge High-Yield Bond Portfolio

PORTFOLIO PROFILE — January 31, 2019 — (unaudited)

Industry Allocation*

Cable/Satellite TV	5.9%
Real Estate Investment Trusts	5.7
Registered Investment Companies	5.4
Oil Companies-Exploration & Production	5.0
Pipelines	4.1
Cellular Telecom	3.4
Satellite Telecom	2.9
Finance-Consumer Loans	2.5
Oil-Field Services	2.5
Telephone-Integrated	2.0
Real Estate Management/Services	1.8
Television	1.7
Oil & Gas Drilling	1.6
Medical-Hospitals	1.5
Building-Heavy Construction	1.3
Computers	1.2
Oil Field Machinery & Equipment	1.2
Metal-Copper	1.2
Security Services	1.1
Hotels/Motels	1.1
Chemicals-Diversified	1.1
Agricultural Chemicals	1.1
Medical-Drugs	1.0
Containers-Paper/Plastic	1.0
Batteries/Battery Systems	1.0
Cosmetics & Toiletries	1.0
Steel-Producers	1.0
Building & Construction-Misc.	1.0
Retail-Office Supplies	0.9
Auto-Heavy Duty Trucks	0.9
Rental Auto/Equipment	0.9
Containers-Metal/Glass	0.9
Computers-Integrated Systems	0.9
Gambling (Non-Hotel)	0.8
Computer Services	0.8
Retail-Restaurants	0.8
Building-Residential/Commercial	0.8
Poultry	0.7
Electronic Parts Distribution	0.7
Food-Meat Products	0.7
Broadcast Services/Program	0.7
Finance-Credit Card	0.7
Food-Retail	0.7
Finance-Mortgage Loan/Banker	0.7
Commercial Services-Finance	0.7
Energy-Alternate Sources	0.7
Metal-Iron	0.7
Building & Construction Products-Misc.	0.7
Coal	0.7
Chemicals-Specialty	0.7
Finance-Investment Banker/Broker	0.7
Enterprise Software/Service	0.6
Casino Services	0.6
Retail-Appliances	0.6
Metal Processors & Fabrication	0.6

Chemicals-Fibers	0.6%
Medical Labs & Testing Services	0.6
Aerospace/Defense-Equipment	0.6
Real Estate Operations & Development	0.6
Diagnostic Equipment	0.5
Insurance-Property/Casualty	0.5
Internet Content-Entertainment	0.5
Transport-Equipment & Leasing	0.5
Computers-Memory Devices	0.5
Retail-Automobile	0.5
Dialysis Centers	0.5
Retail-Pawn Shops	0.5
Multimedia	0.5
Machinery-Thermal Process	0.5
Consumer Products-Misc.	0.5
Internet Connectivity Services	0.5
Machinery-Construction & Mining	0.5
Investment Companies	0.5
Applications Software	0.5
Retail-Leisure Products	0.5
Radio	0.5
Distribution/Wholesale	0.5
Retail-Vitamins & Nutrition Supplements	0.5
Auto/Truck Parts & Equipment-Original	0.5
Food-Dairy Products	0.4
Human Resources	0.4
Airlines	0.4
E-Commerce/Services	0.4
Publishing-Books	0.4
Computer Software	0.4
Paper & Related Products	0.4
Diversified Minerals	0.4
Telecommunication Equipment	0.3
Printing-Commercial	0.3
Oil Refining & Marketing	0.2
Semiconductor Equipment	0.2
Machine Tools & Related Products	0.2
Medical-Nursing Homes	0.1

98.1%

Credit Quality#†

Baa	2.6%
Ba	29.8
B	52.3
Caa	12.2
Not Rated@	3.1

100.0%

*	Calculated as a percentage of net assets.
#	Calculated as a percentage of total debt issues, excluding short-term securities.
†	Source: Moody's
@	Represents debt issues that either have no rating, or the rating is unavailable from the data source.

345

SunAmerica Series Trust SA PineBridge High-Yield Bond Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019

Security Description	Principal Amount	Value (Note 2)
U.S. CORPORATE BONDS & NOTES — 73.3%
Aerospace/Defense-Equipment — 0.6%
Triumph Group, Inc. Company Guar. Notes 4.88% due 04/01/2021	$2,024,000	$1,872,200

Airlines — 0.4%
Atlas Air, Inc. Pass-Through Certs. Series 1999-1, Class B 7.63% due 01/02/2019(1)	67,224	67,614
United Airlines Pass-Through Trust Pass-Through Certs. Series 2014-2, Class B 4.63% due 03/03/2024	1,365,338	1,363,837

		1,431,451

Applications Software — 0.5%
CDK Global, Inc. Senior Notes 5.88% due 06/15/2026	1,563,000	1,600,590

Auto-Heavy Duty Trucks — 0.9%
Allison Transmission, Inc. Senior Notes 5.00% due 10/01/2024*	1,595,000	1,569,081
JB Poindexter & Co., Inc. Senior Notes 7.13% due 04/15/2026*	1,607,000	1,558,790

		3,127,871

Batteries/Battery Systems — 1.0%
Energizer Holdings, Inc. Company Guar. Notes 6.38% due 07/15/2026*	1,700,000	1,653,250
EnerSys Company Guar. Notes 5.00% due 04/30/2023*	1,666,000	1,653,505

		3,306,755

Broadcast Services/Program — 0.7%
Univision Communications, Inc. Senior Sec. Notes 5.13% due 05/15/2023*	2,605,000	2,435,675

Building & Construction Products-Misc. — 0.7%
Standard Industries, Inc. Senior Notes 6.00% due 10/15/2025*	2,275,000	2,286,375

Building & Construction-Misc. — 1.0%
Frontdoor, Inc. Senior Notes 6.75% due 08/15/2026*	1,654,000	1,641,595
Weekley Homes LLC/Weekley Finance Corp. Senior Notes 6.00% due 02/01/2023	1,665,000	1,548,450

		3,190,045

Building-Heavy Construction — 1.3%
Great Lakes Dredge & Dock Corp. Company Guar. Notes 8.00% due 05/15/2022	1,610,000	1,658,300
Tutor Perini Corp. Company Guar. Notes 6.88% due 05/01/2025*	2,571,000	2,542,770

		4,201,070

Security Description	Principal Amount	Value (Note 2)
Building-Residential/Commercial — 0.2%
William Lyon Homes, Inc. Company Guar. Notes 6.00% due 09/01/2023	$661,000	$603,163

Cable/Satellite TV — 3.3%
Block Communications, Inc. Senior Notes 6.88% due 02/15/2025*	1,875,000	1,921,875
CCO Holdings LLC/CCO Holdings Capital Corp. Senior Notes 5.00% due 02/01/2028*	1,161,000	1,102,950
CCO Holdings LLC/CCO Holdings Capital Corp. Senior Notes 5.38% due 05/01/2025*	830,000	834,399
CCO Holdings LLC/CCO Holdings Capital Corp. Senior Notes 5.88% due 04/01/2024*	581,000	595,665
CSC Holdings LLC Company Guar. Notes 5.50% due 04/15/2027*	5,155,000	5,038,909
DISH DBS Corp. Company Guar. Notes 5.00% due 03/15/2023	1,810,000	1,574,700

		11,068,498

Casino Services — 0.6%
Eldorado Resorts, Inc. Company Guar. Notes 6.00% due 09/15/2026*	2,180,000	2,174,550

Cellular Telecom — 2.9%
Sprint Corp. Company Guar. Notes 7.88% due 09/15/2023	9,092,000	9,660,250

Chemicals-Fibers — 0.6%
Rayonier AM Products, Inc. Company Guar. Notes 5.50% due 06/01/2024*	2,150,000	1,943,707

Chemicals-Specialty — 0.7%
Kraton Polymers LLC/Kraton Polymers Capital Corp. Company Guar. Notes 7.00% due 04/15/2025*	2,250,000	2,193,750

Coal — 0.7%
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp. Company Guar. Notes 7.50% due 06/15/2025*	2,268,000	2,199,960

Commercial Services-Finance — 0.7%
Refinitiv US Holdings, Inc. Company Guar. Notes 8.25% due 11/15/2026*	2,516,000	2,358,750

Computer Services — 0.8%
Harland Clarke Holdings Corp. Senior Sec. Notes 8.38% due 08/15/2022*	2,830,000	2,653,125

Computer Software — 0.4%
Rackspace Hosting, Inc. Company Guar. Notes 8.63% due 11/15/2024*	1,640,000	1,377,600

346

SunAmerica Series Trust SA PineBridge High-Yield Bond Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Principal Amount	Value (Note 2)
U.S. CORPORATE BONDS & NOTES (continued)
Computers — 1.2%
Diamond 1 Finance Corp./Diamond 2 Finance Corp. Senior Sec. Notes 6.02% due 06/15/2026*	$3,890,000	$4,068,793

Computers-Integrated Systems — 0.9%
Diebold Nixdorf, Inc. Company Guar. Notes 8.50% due 04/15/2024	2,264,000	1,443,300
Everi Payments, Inc. Company Guar. Notes 7.50% due 12/15/2025*	1,595,000	1,574,584

		3,017,884

Consumer Products-Misc. — 0.5%
Central Garden & Pet Co. Company Guar. Notes 5.13% due 02/01/2028	1,761,000	1,642,133

Containers-Metal/Glass — 0.9%
Crown Cork & Seal Co., Inc. Company Guar. Notes 7.38% due 12/15/2026	1,295,000	1,413,169
Owens-Brockway Glass Container, Inc. Company Guar. Notes 5.38% due 01/15/2025*	1,673,000	1,666,726

		3,079,895

Containers-Paper/Plastic — 0.5%
Multi-Color Corp. Company Guar. Notes 4.88% due 11/01/2025*	1,725,000	1,638,750

Cosmetics & Toiletries — 1.0%
Coty, Inc. Company Guar. Notes 6.50% due 04/15/2026*	1,700,000	1,530,000
First Quality Finance Co., Inc. Company Guar. Notes 5.00% due 07/01/2025*	1,761,000	1,699,365

		3,229,365

Diagnostic Equipment — 0.5%
Ortho-Clinical Diagnostics, Inc. Senior Notes 6.63% due 05/15/2022*	1,890,000	1,823,850

Dialysis Centers — 0.5%
DaVita HealthCare Partners, Inc. Company Guar. Notes 5.13% due 07/15/2024	1,675,000	1,654,565

Distribution/Wholesale — 0.5%
H&E Equipment Services, Inc. Company Guar. Notes 5.63% due 09/01/2025	1,610,000	1,573,775

Electronic Parts Distribution — 0.7%
Ingram Micro, Inc. Senior Notes 5.45% due 12/15/2024	2,556,000	2,495,097

Energy-Alternate Sources — 0.7%
Pattern Energy Group, Inc. Company Guar. Notes 5.88% due 02/01/2024*	2,373,000	2,319,607

Security Description	Principal Amount	Value (Note 2)
Enterprise Software/Service — 0.6%
Donnelley Financial Solutions, Inc. Company Guar. Notes 8.25% due 10/15/2024	$2,200,000	$2,180,750

Finance-Consumer Loans — 2.5%
Enova International, Inc. Company Guar. Notes 8.50% due 09/01/2024*	2,329,000	2,113,567
Enova International, Inc. Company Guar. Notes 8.50% due 09/15/2025*	1,175,000	1,031,063
SLM Corp. Senior Notes 5.63% due 08/01/2033	3,076,000	2,345,450
Springleaf Finance Corp. Company Guar. Notes 6.88% due 03/15/2025	2,425,000	2,318,906
Springleaf Finance Corp. Company Guar. Notes 7.13% due 03/15/2026	714,000	680,085

		8,489,071

Finance-Credit Card — 0.7%
Alliance Data Systems Corp. Company Guar. Notes 5.88% due 11/01/2021*	2,400,000	2,418,000

Finance-Investment Banker/Broker — 0.7%
LPL Holdings, Inc. Company Guar. Notes 5.75% due 09/15/2025*	2,220,000	2,182,926

Finance-Mortgage Loan/Banker — 0.7%
Quicken Loans, Inc. Company Guar. Notes 5.75% due 05/01/2025*	2,500,000	2,412,500

Food-Retail — 0.7%
Albertsons Cos. LLC/Safeway, Inc./New Albertsons LP/Albertson’s LLC Company Guar. Notes 5.75% due 03/15/2025	2,579,000	2,414,589

Gambling (Non-Hotel) — 0.5%
Scientific Games International, Inc. Senior Sec. Notes 5.00% due 10/15/2025*	1,745,000	1,653,911
Waterford Gaming LLC/Waterford Gaming Financial Corp. Escrow Notes 8.63% due 09/15/2014†*(1)(2)	569,536	10,593

		1,664,504

Hotels/Motels — 1.1%
Hilton Grand Vacations Borrower LLC/Hilton Grand Vacations Borrower, Inc. Company Guar. Notes 6.13% due 12/01/2024	952,000	963,900
Wyndham Worldwide Corp. Senior Sec. Notes 5.40% due 04/01/2024	1,280,000	1,238,400
Wyndham Worldwide Corp. Senior Sec. Notes 5.75% due 04/01/2027	1,520,000	1,451,600

		3,653,900

347

SunAmerica Series Trust SA PineBridge High-Yield Bond Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Principal Amount	Value (Note 2)
U.S. CORPORATE BONDS & NOTES (continued)
Insurance-Property/Casualty — 0.5%
AmWINS Group, Inc. Company Guar. Notes 7.75% due 07/01/2026*	$1,715,000	$1,710,713

Internet Connectivity Services — 0.5%
Cogent Communications Group, Inc. Senior Sec. Notes 5.38% due 03/01/2022*	1,598,000	1,623,568

Internet Content-Entertainment — 0.5%
Netflix, Inc. Senior Notes 5.88% due 02/15/2025	1,642,000	1,701,030

Investment Companies — 0.5%
FS Energy & Power Fund Senior Sec. Notes 7.50% due 08/15/2023*	1,621,000	1,610,869

Machine Tools & Related Products — 0.2%
CFX Escrow Corp. Senior Notes 6.00% due 02/15/2024*	531,000	531,000

Machinery-Construction & Mining — 0.5%
Terex Corp. Company Guar. Notes 5.63% due 02/01/2025*	1,672,000	1,617,660

Machinery-Thermal Process — 0.5%
Cleaver-Brooks, Inc. Senior Sec. Notes 7.88% due 03/01/2023*	1,660,000	1,643,400

Medical Labs & Testing Services — 0.6%
MEDNAX, Inc. Company Guar. Notes 5.25% due 12/01/2023*	1,891,000	1,895,727

Medical-Hospitals — 1.5%
HCA, Inc. Senior Sec. Notes 5.25% due 06/15/2026	1,205,000	1,264,497
HCA, Inc. Company Guar. Notes 5.38% due 02/01/2025	3,175,000	3,277,203
Tenet Healthcare Corp. Sec. Notes 6.25% due 02/01/2027*	625,000	628,906

		5,170,606

Metal Processors & Fabrication — 0.6%
Novelis Corp. Company Guar. Notes 6.25% due 08/15/2024*	1,957,000	1,969,231

Metal-Copper — 0.6%
Freeport-McMoRan Copper & Gold, Inc. Company Guar. Notes 3.88% due 03/15/2023	1,956,000	1,870,425

Metal-Iron — 0.7%
Cleveland-Cliffs, Inc. Company Guar. Notes 5.75% due 03/01/2025	2,386,000	2,308,455

Security Description	Principal Amount	Value (Note 2)
Multimedia — 0.5%
E.W. Scripps Co. Company Guar. Notes 5.13% due 05/15/2025*	$1,727,000	$1,649,285

Oil Companies-Exploration & Production — 4.3%
Callon Petroleum Co. Company Guar. Notes 6.38% due 07/01/2026	1,705,000	1,709,263
Chaparral Energy, Inc. Senior Notes 8.75% due 07/15/2023*	1,900,000	1,463,000
Extraction Oil & Gas, Inc. Company Guar. Notes 5.63% due 02/01/2026*	2,150,000	1,763,000
Hilcorp Energy I LP/Hilcorp Finance Co. Senior Notes 5.00% due 12/01/2024*	2,563,000	2,434,850
Lonestar Resources America, Inc. Company Guar. Notes 11.25% due 01/01/2023*	1,685,000	1,617,600
QEP Resources, Inc. Senior Notes 5.63% due 03/01/2026	1,716,000	1,647,360
Sanchez Energy Corp. Company Guar. Notes 6.13% due 01/15/2023	1,115,000	195,125
Southwestern Energy Co. Company Guar. Notes 7.50% due 04/01/2026	1,600,000	1,644,000
WildHorse Resource Development Corp. Company Guar. Notes 6.88% due 02/01/2025(2)	1,915,000	1,938,554

		14,412,752

Oil Field Machinery & Equipment — 1.2%
Forum Energy Technologies, Inc. Company Guar. Notes 6.25% due 10/01/2021	1,815,000	1,606,275
Hi-Crush Partners LP Senior Notes 9.50% due 08/01/2026*	2,901,000	2,291,790

		3,898,065

Oil Refining & Marketing — 0.2%
Murphy Oil USA, Inc. Company Guar. Notes 5.63% due 05/01/2027	382,000	376,270
PBF Holding Co. LLC/PBF Finance Corp. Company Guar. Notes 7.25% due 06/15/2025	458,000	455,710

		831,980

Oil-Field Services — 1.9%
Apergy Corp. Company Guar. Notes 6.38% due 05/01/2026	1,269,000	1,248,379
Calfrac Holdings LP Senior Notes 8.50% due 06/15/2026*	1,740,000	1,305,000
Nine Energy Service, Inc. Senior Notes 8.75% due 11/01/2023*	937,000	939,342

348

SunAmerica Series Trust SA PineBridge High-Yield Bond Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Principal Amount	Value (Note 2)
U.S. CORPORATE BONDS & NOTES (continued)
Oil-Field Services (continued)
Pioneer Energy Services Corp. Company Guar. Notes 6.13% due 03/15/2022	$2,056,000	$1,243,880
USA Compression Partners LP/USA Compression Finance Corp. Company Guar. Notes 6.88% due 04/01/2026	1,550,000	1,550,000

		6,286,601

Pipelines — 4.1%
Cheniere Corpus Christi Holdings LLC Senior Sec. Notes 7.00% due 06/30/2024	2,625,000	2,877,656
Energy Transfer Equity LP Senior Sec. Notes 4.25% due 03/15/2023	1,925,000	1,939,438
Genesis Energy LP/Genesis Energy Finance Corp. Company Guar. Notes 6.00% due 05/15/2023	2,600,000	2,496,000
Holly Energy Partners LP/Holly Energy Finance Corp. Company Guar. Notes 6.00% due 08/01/2024*	1,644,000	1,656,330
SemGroup Corp./Rose Rock Finance Corp. Company Guar. Notes 5.63% due 07/15/2022	2,609,000	2,478,550
SemGroup Corp./Rose Rock Finance Corp. Company Guar. Notes 5.63% due 11/15/2023	362,000	336,660
Summit Midstream Holdings LLC/Summit Midstream Finance Corp. Company Guar. Notes 5.50% due 08/15/2022	2,131,000	2,056,415

		13,841,049

Poultry — 0.7%
Pilgrim’s Pride Corp. Company Guar. Notes 5.88% due 09/30/2027*	2,600,000	2,509,000

Publishing-Books — 0.4%
McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance Senior Notes 7.88% due 05/15/2024*	1,850,000	1,378,250

Radio — 0.5%
Sirius XM Radio, Inc. Company Guar. Notes 5.38% due 07/15/2026*	1,590,000	1,576,088

Real Estate Investment Trusts — 5.7%
CTR Partnership LP/CareTrust Capital Corp. Company Guar. Notes 5.25% due 06/01/2025	1,716,000	1,673,100
ESH Hospitality, Inc. Company Guar. Notes 5.25% due 05/01/2025*	2,640,000	2,609,904

Security Description	Principal Amount	Value (Note 2)
Real Estate Investment Trusts (continued)
GEO Group, Inc. Company Guar. Notes 5.13% due 04/01/2023	$1,775,000	$1,619,688
GEO Group, Inc. Company Guar. Notes 5.88% due 10/15/2024	830,000	751,150
GLP Capital LP/GLP Financing II, Inc. Company Guar. Notes 5.38% due 04/15/2026	1,390,000	1,419,649
Iron Mountain, Inc. Company Guar. Notes 4.88% due 09/15/2027*	1,860,000	1,714,687
iStar, Inc. Senior Notes 5.25% due 09/15/2022	1,064,000	1,047,508
iStar, Inc. Senior Notes 6.00% due 04/01/2022	898,000	895,755
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc. Company Guar. Notes 5.75% due 02/01/2027*	709,000	715,097
MPT Operating Partnership LP/MPT Finance Corp. Company Guar. Notes 5.00% due 10/15/2027	2,293,000	2,232,235
Sabra Health Care LP Company Guar. Notes 5.13% due 08/15/2026	2,075,000	1,949,584
Starwood Property Trust, Inc. Senior Notes 4.75% due 03/15/2025	2,373,000	2,278,080

		18,906,437

Real Estate Management/Services — 1.8%
Kennedy-Wilson, Inc. Company Guar. Notes 5.88% due 04/01/2024	2,830,000	2,767,174
Newmark Group, Inc. Senior Notes 6.13% due 11/15/2023*	1,609,000	1,605,532
Realogy Group LLC/Realogy Co-Issuer Corp. Company Guar. Notes 4.88% due 06/01/2023*	1,979,000	1,786,048

		6,158,754

Real Estate Operations & Development — 0.6%
Greystar Real Estate Partners LLC Senior Sec. Notes 5.75% due 12/01/2025*	1,870,000	1,855,975

Rental Auto/Equipment — 0.9%
Ahern Rentals, Inc. Sec. Notes 7.38% due 05/15/2023*	1,735,000	1,509,450
Jurassic Holdings III, Inc. Sec. Notes 6.88% due 02/15/2021*	1,728,000	1,572,480

		3,081,930

349

SunAmerica Series Trust SA PineBridge High-Yield Bond Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Principal Amount	Value (Note 2)
U.S. CORPORATE BONDS & NOTES (continued)
Retail-Appliances — 0.6%
Conn’s, Inc. Company Guar. Notes 7.25% due 07/15/2022	$2,174,000	$2,054,430

Retail-Automobile — 0.5%
Lithia Motors, Inc. Company Guar. Notes 5.25% due 08/01/2025*	1,725,000	1,664,625

Retail-Leisure Products — 0.5%
Party City Holdings, Inc. Company Guar. Notes 6.63% due 08/01/2026*	1,622,000	1,577,395

Retail-Office Supplies — 0.9%
Staples, Inc. Company Guar. Notes 8.50% due 09/15/2025*	3,262,000	3,131,520

Retail-Pawn Shops — 0.5%
FirstCash, Inc. Company Guar. Notes 5.38% due 06/01/2024*	1,650,000	1,650,000

Retail-Restaurants — 0.8%
Brinker International, Inc. Company Guar. Notes 5.00% due 10/01/2024*	1,011,000	965,505
Golden Nugget, Inc. Company Guar. Notes 8.75% due 10/01/2025*	1,555,000	1,593,875

		2,559,380

Rubber/Plastic Products — 0.0%
Venture Holdings Co. LLC Company Guar. Notes 11.00% due 01/01/2007†(1)(2)(3)(4)	750,000	0

Satellite Telecom — 0.5%
Hughes Satellite Systems Corp. Company Guar. Notes 6.63% due 08/01/2026	1,675,000	1,612,188

Security Services — 0.6%
ADT Corp. Senior Sec. Notes 4.13% due 06/15/2023	2,246,000	2,161,775

Semiconductor Equipment — 0.2%
Entegris, Inc. Company Guar. Notes 4.63% due 02/10/2026*	680,000	659,600

Steel-Producers — 1.0%
Commercial Metals Co. Senior Notes 5.75% due 04/15/2026	1,429,000	1,353,978
United States Steel Corp. Senior Notes 6.88% due 08/15/2025	1,975,000	1,871,312

		3,225,290

Telecommunication Equipment — 0.3%
Anixter, Inc. Company Guar. Notes 6.00% due 12/01/2025*	1,114,000	1,141,850

Security Description	Principal Amount	Value (Note 2)
Telephone-Integrated — 2.0%
CenturyLink, Inc. Senior Notes 6.75% due 12/01/2023	$3,792,000	$3,815,700
Citizens Communications Co. Senior Notes 9.00% due 08/15/2031	2,590,000	1,418,025
Frontier Communications Corp. Senior Notes 7.63% due 04/15/2024	2,660,000	1,443,050

		6,676,775

Television — 1.5%
Belo Corp. Company Guar. Notes 7.75% due 06/01/2027	1,905,000	2,028,825
Gray Television, Inc. Company Guar. Notes 5.13% due 10/15/2024*	1,399,000	1,359,653
Gray Television, Inc. Company Guar. Notes 5.88% due 07/15/2026*	325,000	319,313
Gray Television, Inc. Senior Notes 7.00% due 05/15/2027*	1,135,000	1,175,179

		4,882,970

Total U.S. Corporate Bonds & Notes (cost $255,524,933)		244,681,987

FOREIGN CORPORATE BONDS & NOTES — 17.4%
Agricultural Chemicals — 1.1%
Consolidated Energy Finance SA Senior Notes 6.88% due 06/15/2025*	2,070,000	2,038,950
OCI NV Senior Sec. Notes 6.63% due 04/15/2023*	1,544,000	1,586,460

		3,625,410

Auto/Truck Parts & Equipment-Original — 0.5%
Delphi Jersey Holdings PLC Company Guar. Notes 5.00% due 10/01/2025*	1,765,000	1,513,488

Building-Residential/Commercial — 0.6%
Mattamy Group Corp. Senior Notes 6.50% due 10/01/2025*	2,064,000	1,914,360

Cable/Satellite TV — 2.6%
Altice Financing SA Senior Sec. Notes 7.50% due 05/15/2026*	2,580,000	2,444,550
Altice France SA Senior Sec. Notes 8.13% due 02/01/2027*	550,000	540,320
Altice Luxembourg SA Company Guar. Notes 7.63% due 02/15/2025*	3,000,000	2,550,000
Numericable-SFR SA Senior Sec. Notes 7.38% due 05/01/2026*	1,707,000	1,645,104
UPCB Finance IV, Ltd. Senior Sec. Notes 5.38% due 01/15/2025*	1,600,000	1,540,000

		8,719,974

350

SunAmerica Series Trust SA PineBridge High-Yield Bond Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Principal Amount	Value (Note 2)
FOREIGN CORPORATE BONDS & NOTES (continued)
Cellular Telecom — 0.5%
C&W Senior Financing Designated Activity Co. Senior Notes 6.88% due 09/15/2027*	$1,760,000	$1,676,400

Chemicals-Diversified — 1.1%
NOVA Chemicals Corp. Senior Notes 5.00% due 05/01/2025*	2,300,000	2,116,000
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc. Company Guar. Notes 5.38% due 09/01/2025*	1,690,000	1,529,957

		3,645,957

Computers-Memory Devices — 0.5%
Seagate HDD Cayman Company Guar. Notes 4.75% due 01/01/2025	1,765,000	1,669,874

Containers-Paper/Plastic — 0.5%
Intertape Polymer Group, Inc. Senior Notes 7.00% due 10/15/2026*	1,675,000	1,675,000

Diversified Minerals — 0.4%
FMG Resources August 2006 Pty, Ltd. Company Guar. Notes 5.13% due 03/15/2023*	1,300,000	1,293,500

Food-Meat Products — 0.7%
JBS USA LUX SA/JBS USA Finance, Inc. Company Guar. Notes 5.75% due 06/15/2025*	602,000	600,495
JBS USA LUX SA/JBS USA Finance, Inc. Company Guar. Notes 5.88% due 07/15/2024*	1,860,000	1,878,600

		2,479,095

Gambling (Non-Hotel) — 0.3%
Cirsa Finance International SARL Senior Sec. Notes 7.88% due 12/20/2023*	1,085,000	1,101,004

Medical-Drugs — 1.0%
Bausch Health Cos., Inc. Company Guar. Notes 5.88% due 05/15/2023*	3,503,000	3,428,561

Metal-Copper — 0.6%
First Quantum Minerals, Ltd. Company Guar. Notes 6.50% due 03/01/2024*	916,000	838,140
First Quantum Minerals, Ltd. Company Guar. Notes 7.25% due 04/01/2023*	1,182,000	1,131,777

		1,969,917

Oil & Gas Drilling — 1.6%
Noble Holding International, Ltd. Company Guar. Notes 7.88% due 02/01/2026*	1,407,000	1,301,475
Shelf Drilling Holdings, Ltd. Company Guar. Notes 8.25% due 02/15/2025*	1,700,000	1,542,750
Trinidad Drilling, Ltd. Company Guar. Notes 6.63% due 02/15/2025*	2,400,000	2,424,000

		5,268,225

Security Description	Principal Amount	Value (Note 2)
Oil Companies-Exploration & Production — 0.7%
MEG Energy Corp. Sec. Notes 6.50% due 01/15/2025*	$2,526,000	$2,481,795

Oil-Field Services — 0.6%
KCA Deutag UK Finance PLC Senior Sec. Notes 9.88% due 04/01/2022*	2,393,000	1,854,575

Paper & Related Products — 0.4%
Cascades, Inc. Company Guar. Notes 5.50% due 07/15/2022*	1,003,000	997,985
Cascades, Inc. Company Guar. Notes 5.75% due 07/15/2023*	360,000	350,100

		1,348,085

Printing-Commercial — 0.3%
Cimpress NV Company Guar. Notes 7.00% due 06/15/2026*	1,083,000	1,055,925

Satellite Telecom — 2.4%
Inmarsat Finance PLC Company Guar. Notes 6.50% due 10/01/2024*	1,695,000	1,644,150
Intelsat Jackson Holdings SA Company Guar. Notes 5.50% due 08/01/2023	3,695,000	3,362,450
Intelsat Jackson Holdings SA Company Guar. Notes 8.50% due 10/15/2024*	1,128,000	1,139,618
Telesat Canada/Telesat LLC Company Guar. Notes 8.88% due 11/15/2024*	1,868,000	1,959,065

		8,105,283

Security Services — 0.5%
Garda World Security Corp. Senior Notes 8.75% due 05/15/2025*	1,610,000	1,493,275

Special Purpose Entity — 0.0%
Hellas Telecommunications Luxembourg II SCA Sub. Notes 6.03% due 01/15/2015†*(1)(2)(3)(4)	1,210,000	0

Transport-Equipment & Leasing — 0.5%
Avolon Holdings Funding, Ltd. Company Guar. Notes 5.13% due 10/01/2023*	1,675,000	1,700,460

Total Foreign Corporate Bonds & Notes (cost $61,282,037)		58,020,163

LOANS(6)(7)(8) — 1.4%
Building-Residential/Commercial — 0.0%
TOUSA, Inc. Escrow Loans 12.25% due 08/15/2013†(1)(2)	2,037,810	0

E-Commerce/Services — 0.4%
RentPath LLC FRS 2nd Lien 11.50% (1 ML+9.00%) due 12/17/2022	2,913,240	1,378,924

351

SunAmerica Series Trust SA PineBridge High-Yield Bond Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Shares/ Principal Amount	Value (Note 2)
LOANS (continued)
Human Resources — 0.4%
Team Health Holdings, Inc. FRS 1st Lien 5.25% (1 ML+2.75%) due 02/06/2024	$1,610,901	$1,445,784

Medical-Nursing Homes — 0.1%
Kindred Healthcare LLC FRS 1st Lien 7.50% (1 ML+5.00%) due 07/02/2025	152,158	145,311

Retail-Vitamins & Nutrition Supplements — 0.5%
JP Intermediate B LLC FRS BTL 8.24% (3 ML+5.50%) due 11/20/2025	1,639,658	1,557,675

Total Loans (cost $6,160,321)		4,527,694

COMMON STOCKS — 0.2%
Television — 0.2%
ION Media Networks, Inc.†(1)(2)(5) (cost $8)	822	650,246

PREFERRED SECURITIES/CAPITAL SECURITIES — 0.4%
Food-Dairy Products — 0.4%
Land O’Lakes Capital Trust I 7.45% due 03/15/2028* (cost $1,473,267)	1,410,000	1,484,025

Total Long-Term Investment Securities (cost $324,440,566)		309,364,115

SHORT-TERM INVESTMENT SECURITIES — 5.4%
Registered Investment Companies — 5.4%
State Street Institutional U.S. Government Money Market Fund, Premier Class 2.32%(9) (cost $17,873,482)	17,873,482	17,873,482

TOTAL INVESTMENTS (cost $342,314,048)(10)	98.1%	327,237,597
Other assets less liabilities	1.9	6,409,219

NET ASSETS	100.0%	$333,646,816

*	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Portfolio has no right to demand registration of these securities. At January 31, 2019, the aggregate value of these securities was $184,774,677 representing 55.4% of net assets. Unless otherwise indicated, these securities are not considered to be illiquid.
†	Non-income producing security
(1)	Securities classified as Level 3 (see Note 2).
(2)	Illiquid security. At January 31, 2019, the aggregate value of these securities was $2,599,393 representing 0.8% of net assets.
(3)	Security in default of interest and principal at maturity.
(4)	Company has filed for bankruptcy protection.
(5)	Denotes a restricted security that: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933, as amended (the “1933 Act”); (b) is subject to a contractual restriction on public sales; or (c) is otherwise subject to a restriction on sales by operation of applicable law. Restricted securities are valued pursuant to Note 2. Certain restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the 1933 Act. The Portfolio has no right to demand registration of these securities. The risk of investing in certain restricted securities is greater than the risk of investing in the securities of widely held, publicly traded companies. To the extent applicable, lack of a secondary market and resale restrictions may result in the inability of a Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, certain restricted securities may exhibit greater price volatility than securities for which secondary markets exist. As of January 31, 2019, the Portfolio held the following restricted securities:

Description	Acquisition Date	Shares	Acquisition Cost	Value	Value Per Share	% of Net Assets
Common Stocks
ION Media Networks, Inc	03/05/2014	822	$8	$650,246	$791.05	0.19%

(6)	The Portfolio invests in senior loans which generally pay interest at rates which are periodically re-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major United States banks, or the certificate of deposit rate. Senior loans are generally considered to be restrictive in that the Portfolio is ordinarily contractually obligated to receive approval from the Agent Bank and/or borrower prior to the disposition of a senior loan.
(7)	Senior loans in the Portfolio are generally subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments may occur. As a result, the actual remaining maturity may be substantially less than the stated maturities shown.
(8)	All loans in the portfolio were purchased through assignment agreements unless otherwise indicated.
(9)	The rate shown is the 7-day yield as of January 31, 2019.
(10)	See Note 3 for cost of investments on a tax basis.

FRS — Floating Rate Security

The rates shown on FRS are the current interest rates at January 31, 2019 and unless noted otherwise, the dates shown are the original maturity dates.

Index Legend

1 ML — 1 Month USD LIBOR

3 ML — 3 Month USD LIBOR

352

SunAmerica Series Trust SA PineBridge High-Yield Bond Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

The following is a summary of the inputs used to value the Portfolio’s net assets as of January 31, 2019 (see Note 2):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ASSETS:
Investments at Value:*
U.S. Corporate Bonds & Notes:
Airlines	$—	$1,363,837	$67,614	$1,431,451
Gambling (Non-Hotel)	—	1,653,911	10,593	1,664,504
Rubber/Plastic Products	—	—	0	0
Other Industries	—	241,586,032	—	241,586,032
Foreign Corporate Bonds & Notes:
Special Purpose Entity	—	—	0	0
Other Industries	—	58,020,163	—	58,020,163
Loans:
Building-Residential/Commercial	—	—	0	0
Other Industries	—	4,527,694	—	4,527,694
Common Stocks	—	—	650,246	650,246
Preferred Securities/Capital Securities	—	1,484,025	—	1,484,025
Short-Term Investment Securities	17,873,482	—	—	17,873,482

Total Investments at Value	$17,873,482	$308,635,662	$728,453	$327,237,597

*	For a detailed presentation of investments, please refer to the Portfolio of Investments.

At the beginning and end of the reporting period, Level 3 investments in securities were not considered a material portion of the Portfolio. There were no Level 3 transfers during the reporting period.

See Notes to Financial Statements

353

SunAmerica Series Trust SA Putnam International Growth and Income Portfolio

PORTFOLIO PROFILE — January 31, 2019 — (unaudited)

Industry Allocation*

Banks-Commercial	9.5%
Medical-Drugs	8.8
Oil Companies-Integrated	7.9
Diversified Banking Institutions	7.0
Insurance-Life/Health	5.0
Insurance-Multi-line	4.6
Import/Export	3.8
Metal-Diversified	3.1
Telephone-Integrated	3.1
Cellular Telecom	3.0
Electronic Components-Misc.	2.8
Building-Heavy Construction	2.5
Electronic Components-Semiconductors	2.4
Food-Retail	2.3
Electric-Integrated	2.1
Building Products-Cement	1.9
Diversified Manufacturing Operations	1.9
Cosmetics & Toiletries	1.8
Audio/Video Products	1.7
Food-Misc./Diversified	1.5
Water	1.4
Airlines	1.4
Aerospace/Defense	1.3
Private Equity	1.2
Tobacco	1.2
Distribution/Wholesale	1.1
Finance-Leasing Companies	1.1
Building Products-Doors & Windows	1.1
Investment Management/Advisor Services	1.0
Auto/Truck Parts & Equipment-Original	1.0
Hotels/Motels	1.0
Insurance-Property/Casualty	1.0
Telecom Services	0.9
Rental Auto/Equipment	0.9
Airport Development/Maintenance	0.8
Metal Processors & Fabrication	0.8
Building & Construction Products-Misc.	0.7
Motorcycle/Motor Scooter	0.7
Oil Companies-Exploration & Production	0.7
Machinery-General Industrial	0.6
Machinery-Material Handling	0.6
Toys	0.5
Auto-Cars/Light Trucks	0.5
Repurchase Agreements	0.3
U.S. Government Treasuries	0.2
Insurance-Reinsurance	0.1
Real Estate Investment Trusts	0.1

98.9%

Country Allocation*

Japan	21.4%
United Kingdom	18.0
France	14.4
Switzerland	6.8
Netherlands	6.0
Australia	4.9
Canada	4.9
Germany	4.8
Ireland	4.0
Hong Kong	2.2
Jersey	2.1
Sweden	1.8
South Korea	1.8
Spain	1.3
Norway	1.0
Finland	1.0
Singapore	0.8
Italy	0.6
Taiwan	0.6
United States	0.5

98.9%

*	Calculated as a percentage of net assets

354

SunAmerica Series Trust SA Putnam International Growth and Income Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019

Security Description	Shares	Value (Note 2)
COMMON STOCKS — 98.4%
Australia — 4.9%
Australia & New Zealand Banking Group, Ltd.	288,257	$5,256,369
Boral, Ltd.	289,911	1,045,393
Challenger, Ltd.	347,375	1,832,790
QBE Insurance Group, Ltd.	302,018	2,361,063
Telstra Corp., Ltd.	635,259	1,437,978
Vicinity Centres	129,648	246,605

		12,180,198

Canada — 4.9%
BCE, Inc.	54,900	2,387,029
Encana Corp.	252,900	1,736,107
Magna International, Inc.	45,812	2,424,572
Suncor Energy, Inc.	173,851	5,607,372

		12,155,080

Finland — 1.0%
Fortum Oyj	103,425	2,347,417

France — 14.4%
AXA SA	185,129	4,295,970
Cie de Saint-Gobain	51,720	1,786,780
Eurazeo SE	38,624	2,873,305
Natixis SA	386,072	1,981,068
Sanofi	85,163	7,400,347
SCOR SE	5,975	251,310
Societe Generale SA	114,613	3,567,879
TOTAL SA	67,137	3,683,991
Veolia Environnement SA	162,193	3,424,729
Vinci SA	70,190	6,187,880

		35,453,259

Germany — 4.8%
Allianz SE	14,858	3,144,756
Bayer AG	32,867	2,490,071
KION Group AG	26,287	1,517,229
Siemens AG	43,245	4,741,318

		11,893,374

Hong Kong — 2.2%
AIA Group, Ltd.	611,400	5,494,433

Ireland — 4.0%
Bank of Ireland Group PLC	284,609	1,706,526
CRH PLC	74,247	2,137,783
Dalata Hotel Group PLC	365,762	2,392,902
Kerry Group PLC, Class A (ISE)	26,082	2,666,130
Kerry Group PLC, Class A (LSE)	9,593	986,565

		9,889,906

Italy — 0.6%
Telecom Italia SpA (RSP)	2,822,412	1,380,522

Japan — 21.4%
Hoya Corp.	63,700	3,688,342
ITOCHU Corp.	175,700	3,214,052
Japan Airlines Co., Ltd.	93,400	3,400,775
KDDI Corp.	64,400	1,611,521
Kyocera Corp.	24,000	1,347,913
Mitsubishi Corp.	211,000	6,164,901
Mizuho Financial Group, Inc.	1,394,600	2,303,466
Nintendo Co., Ltd.	4,300	1,336,434
Nippon Telegraph & Telephone Corp.	102,900	4,416,559
Nissan Motor Co., Ltd.	153,800	1,309,124
NSK, Ltd.	194,600	1,893,005
ORIX Corp.	176,500	2,658,586
Panasonic Corp.	185,400	1,810,543
Sanwa Holdings Corp.	226,400	2,599,578

Security Description	Shares	Value (Note 2)
Japan (continued)
SCREEN Holdings Co., Ltd.	46,900	$2,000,089
Seven & i Holdings Co., Ltd.	55,200	2,402,718
Shiseido Co., Ltd.	25,700	1,528,749
Sony Corp.	48,100	2,419,298
Sumitomo Mitsui Financial Group, Inc.	132,600	4,930,248
Yamaha Motor Co., Ltd.	83,300	1,779,962

		52,815,863

Jersey — 2.1%
Ferguson PLC	40,317	2,697,191
Glencore PLC	598,268	2,431,938

		5,129,129

Netherlands — 6.0%
ING Groep NV	717,337	8,495,095
Koninklijke Ahold Delhaize NV	125,439	3,308,090
Unilever NV CVA	57,416	3,067,360

		14,870,545

Norway — 1.0%
DNB ASA	134,026	2,378,143

Singapore — 0.8%
DBS Group Holdings, Ltd.	112,900	2,009,179

South Korea — 1.8%
Samsung Electronics Co., Ltd.	106,159	4,435,636

Spain — 1.3%
Aena SME SA*	11,893	2,053,833
CaixaBank SA	320,147	1,209,958

		3,263,791

Sweden — 1.8%
Skandinaviska Enskilda Banken AB, Class A	223,984	2,348,496
Tele2 AB, Class B	172,631	2,155,675

		4,504,171

Switzerland — 6.8%
Chubb, Ltd.	29,406	3,912,468
Credit Suisse Group AG	118,775	1,439,556
LafargeHolcim, Ltd.	36,779	1,729,924
Novartis AG	72,180	6,299,423
SIG Combibloc Group AG†	155,568	1,581,273
UBS Group AG	135,501	1,756,272

		16,718,916

Taiwan — 0.6%
Sino-American Silicon Products, Inc.	615,000	1,342,318

United Kingdom — 18.0%
Ashtead Group PLC	84,169	2,133,138
AstraZeneca PLC	75,524	5,471,138
BAE Systems PLC	499,469	3,355,429
Imperial Brands PLC	86,598	2,869,434
Lloyds Banking Group PLC	1,496,604	1,139,103
Prudential PLC	267,956	5,227,950
Quilter PLC*	1,576,629	2,542,705
Rio Tinto PLC	95,266	5,268,821
Royal Dutch Shell PLC, Class A	207,722	6,431,366
Royal Dutch Shell PLC, Class B	116,216	3,615,118
SSE PLC	177,745	2,729,685
Vodafone Group PLC	2,020,339	3,680,057

		44,463,944

Total Long-Term Investment Securities (cost $245,445,735)		242,725,824

355

SunAmerica Series Trust SA Putnam International Growth and Income Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Principal Amount	Value (Note 2)
SHORT-TERM INVESTMENT SECURITIES — 0.2%
United States Treasury Bills
2.31% due 02/14/2019	$112,000	$111,906
2.34% due 02/14/2019	250,000	249,792
2.35% due 02/14/2019	126,000	125,895

Total Short-Term Investment Securities (cost $487,591)		487,593

REPURCHASE AGREEMENTS — 0.3%
Agreement with Bank of America NA, bearing interest at 2.54%, dated 01/31/2019, to be repurchased 02/01/2019 in the amount of $750,053 and collateralized by $580,000 of United States Treasury Bonds, bearing interest at 7.63%, due 02/15/2025 and having an approximate value of $787,186 (cost $750,000)	750,000	750,000

TOTAL INVESTMENTS (cost $246,683,326)(1)	98.9%	243,963,417
Other assets less liabilities	1.1	2,654,943

NET ASSETS	100.0%	$246,618,360

†	Non-income producing security
*	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Portfolio has no right to demand registration of these securities. At January 31, 2019, the aggregate value of these securities was $4,596,538 representing 1.9% of net assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(1)	See Note 3 for cost of investments on a tax basis.

CVA — Certification Van Aandelen (Dutch Cert.)

ISE — Irish Stock Exchange

LSE — London Stock Exchange

RSP — Risparmio Shares-Savings Shares on the Italian Stock Exchange

Forward Foreign Currency Contracts

Counterparty	Contract to Deliver		In Exchange For		Delivery Date	Unrealized Appreciation	Unrealized Depreciation
Bank of America N.A.	CAD	2,627,600	USD	1,933,096	04/17/2019	$—	$(70,251)
	EUR	600,700	USD	689,171	03/20/2019	—	(1,000)
	GBP	682,400	USD	874,179	03/20/2019	—	(22,892)
	USD	4,198,937	HKD	32,825,400	02/20/2019	—	(12,806)
	USD	3,400,188	JPY	371,505,200	02/20/2019	14,687	—
	USD	1,426,064	EUR	1,243,400	03/20/2019	2,533	—
	USD	2,005,989	GBP	1,563,400	03/20/2019	49,230	—
	USD	120,446	CAD	161,200	04/17/2019	2,457	—

						68,907	(106,949)

Barclays Bank PLC	CHF	7,269,900	USD	7,362,093	03/20/2019	20,429	—
	GBP	2,035,100	USD	2,592,466	03/20/2019	—	(82,842)
	USD	4,679,454	GBP	3,652,000	03/20/2019	121,403	—

						141,832	(82,842)

Citibank N.A.	CAD	4,350,600	USD	3,234,629	04/17/2019	—	(82,376)
	EUR	2,976,800	USD	3,410,398	03/20/2019	—	(9,778)
	JPY	88,398,000	USD	816,942	02/20/2019	4,388	—
	USD	3,410,411	JPY	381,348,100	02/20/2019	94,940	—
	USD	945,764	DKK	6,145,800	03/20/2019	308	—
	USD	2,086,484	EUR	1,823,700	03/20/2019	8,845	—
	USD	547,595	GBP	427,500	03/20/2019	14,389	—

						122,870	(92,154)

Goldman Sachs International	CAD	77,300	USD	57,069	04/17/2019	—	(1,867)
	EUR	445,600	USD	513,294	03/20/2019	1,324	—
	TWD	44,714,500	USD	1,466,095	02/20/2019	8,637	—
	USD	423,169	TWD	12,962,000	02/20/2019	—	(676)
	USD	594,048	NZD	890,000	04/17/2019	22,019	—

						31,980	(2,543)

HSBC Bank USA N.A.	EUR	5,844,400	USD	6,712,102	03/20/2019	—	(2,785)
	USD	6,469,956	EUR	5,651,900	03/20/2019	23,759	—

						23,759	(2,785)

356

SunAmerica Series Trust SA Putnam International Growth and Income Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Forward Foreign Currency Contracts — (continued)

Counterparty	Contract to Deliver		In Exchange For		Delivery Date	Unrealized Appreciation	Unrealized Depreciation
JPMorgan Chase Bank N.A.	CAD	1,542,500	USD	1,138,788	04/17/2019	$—	$(37,252)
	EUR	928,400	USD	1,064,476	03/20/2019	—	(2,204)
	GBP	1,595,300	USD	2,024,614	03/20/2019	—	(72,539)
	JPY	119,237,100	USD	1,070,694	02/20/2019	—	(25,334)
	KRW	4,873,087,900	USD	4,338,477	02/20/2019	—	(42,221)
	NOK	1,033,600	USD	122,578	03/20/2019	—	(222)
	SEK	7,908,400	USD	889,064	03/20/2019	11,960	—
	SGD	572,900	USD	418,062	02/20/2019	—	(7,642)
	USD	2,585,930	JPY	289,147,000	02/20/2019	71,909	—
	USD	203,506	KRW	229,493,700	02/20/2019	2,799	—
	USD	1,475,549	SGD	2,027,700	02/20/2019	31,170	—
	USD	6,035,894	CHF	5,945,500	03/20/2019	—	(31,704)
	USD	4,135,211	GBP	3,235,100	03/20/2019	117,596	—
	USD	1,876,158	AUD	2,674,400	04/17/2019	69,831	—

						305,265	(219,118)

State Street Bank and Trust Co.	CAD	1,931,400	USD	1,426,313	04/17/2019	—	(46,235)
	JPY	192,923,300	USD	1,718,834	02/20/2019	—	(54,516)
	USD	3,195,232	JPY	357,215,400	02/20/2019	88,291	—
	USD	997,323	SEK	8,973,700	03/20/2019	—	(2,070)
	USD	2,783,098	AUD	3,966,900	04/17/2019	103,361	—
	USD	1,423,195	ILS	5,284,700	04/17/2019	37,523	—

						229,175	(102,821)

UBS AG	CAD	2,561,300	USD	1,902,855	04/17/2019	—	(49,944)

Westpac Banking Corp.	CAD	2,261,400	USD	1,669,608	04/17/2019	—	(54,540)

Net Unrealized Appreciation/(Depreciation)						$923,788	$(713,696)

AUD	— Australian Dollar	HKD	— Hong Kong Dollar	SEK	— Swedish Krona
CAD	— Canadian Dollar	ILS	— Israeli Shekel	SGD	— Singapore Dollar
CHF	— Swiss Franc	JPY	— Japanese Yen	TWD	— New Taiwan Dollar
DKK	— Danish Krone	KRW	— South Korean Won	USD	— United States Dollar
EUR	— Euro Currency	NOK	— Norweigian Krone
GBP	— Pound Sterling	NZD	— New Zealand Dollar

The following is a summary of the inputs used to value the Portfolio’s net assets as of January 31, 2019 (see Note 2):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs		Level 3 - Significant Unobservable Inputs	Total
ASSETS:
Investments at Value:*

Common Stocks	$16,067,548	$226,658,276	**	$—	$242,725,824
Short-Term Investment Securities	—	487,593		—	487,593
Repurchase Agreements	—	750,000		—	750,000

Total Investments at Value	$16,067,548	$227,895,869		$—	$243,963,417

Other Financial Instruments:†

Forward Foreign Currency Contracts	$—	$923,788		$—	$923,788

LIABILITIES:
Other Financial Instruments:†

Forward Foreign Currency Contracts	$—	$713,696		$—	$713,696

*	For a detailed presentation of investments, please refer to the Portfolio of Investments.
**	Represents foreign equity securities that have been fair valued in accordance with pricing procedures approved by the Board (see Note 2).
†	Other financial instruments are derivative instruments, not reflected in the Portfolio of Investments, such as futures, forward, swap and written option contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

See Notes to Financial Statements

357

SunAmerica Series Trust SA Schroders VCP Global Allocation Portfolio

PORTFOLIO PROFILE — January 31, 2019 — (unaudited)

Industry Allocation*

Registered Investment Companies	40.0%
Exchange-Traded Funds	6.2
Diversified Banking Institutions	5.6
Banks-Commercial	3.7
Medical-Drugs	3.0
Pipelines	2.2
Telephone-Integrated	1.5
Oil Companies-Exploration & Production	1.4
Real Estate Investment Trusts	1.4
Banks-Super Regional	1.4
Oil Companies-Integrated	1.4
Insurance-Life/Health	1.1
Finance-Credit Card	1.0
Food-Misc./Diversified	1.0
Tobacco	1.0
Applications Software	0.9
Cable/Satellite TV	0.9
Computers	0.7
Transport-Rail	0.7
Semiconductor Components-Integrated Circuits	0.7
Diversified Financial Services	0.6
Diversified Manufacturing Operations	0.6
Chemicals-Diversified	0.6
Medical Products	0.5
Retail-Restaurants	0.5
Electric-Integrated	0.5
Cosmetics & Toiletries	0.5
Chemicals-Specialty	0.5
Medical-Biomedical/Gene	0.5
Gold Mining	0.4
Electronic Components-Semiconductors	0.4
Beverages-Non-alcoholic	0.4
Pharmacy Services	0.4
Machinery-General Industrial	0.4
Web Portals/ISP	0.4
Wireless Equipment	0.4
E-Commerce/Products	0.4
Electric-Distribution	0.4
Investment Management/Advisor Services	0.4
Computer Services	0.4
Electronic Measurement Instruments	0.3
Insurance-Multi-line	0.3
Retail-Discount	0.3
Beverages-Wine/Spirits	0.3
Insurance-Property/Casualty	0.3
Commercial Services-Finance	0.3
Oil Refining & Marketing	0.3
Medical-HMO	0.3
Brewery	0.3
Telecom Services	0.3
Food-Retail	0.2
Auto-Cars/Light Trucks	0.2
Advanced Materials	0.2
Enterprise Software/Service	0.2
Aerospace/Defense-Equipment	0.2
Coatings/Paint	0.2
Building Products-Cement	0.2
Networking Products	0.2
Hotels/Motels	0.2
Food-Baking	0.2
Home Decoration Products	0.2
Containers-Paper/Plastic	0.2
Steel-Producers	0.2

Electronic Connectors	0.2%
Electronic Components-Misc.	0.2
Real Estate Operations & Development	0.2
Commercial Services	0.2
Metal-Diversified	0.2
Consumer Products-Misc.	0.2
Electronic Security Devices	0.2
Retail-Building Products	0.2
Data Processing/Management	0.2
Import/Export	0.2
Auto/Truck Parts & Equipment-Original	0.1
Finance-Other Services	0.1
Multimedia	0.1
Cellular Telecom	0.1
Electric Products-Misc.	0.1
Power Converter/Supply Equipment	0.1
Internet Content-Entertainment	0.1
Machinery-Construction & Mining	0.1
Medical Instruments	0.1
Retail-Apparel/Shoe	0.1
Finance-Consumer Loans	0.1
Aerospace/Defense	0.1
Banks-Fiduciary	0.1
Medical Labs & Testing Services	0.1
Rubber-Tires	0.1
Industrial Automated/Robotic	0.1
Instruments-Controls	0.1
Agricultural Chemicals	0.1
Airport Development/Maintenance	0.1
Electronic Forms	0.1
Computers-Memory Devices	0.1
Textile-Apparel	0.1
Athletic Footwear	0.1
Consulting Services	0.1
Metal Processors & Fabrication	0.1
Retail-Catalog Shopping	0.1
Advertising Agencies	0.1
Electric-Transmission	0.1
Food-Confectionery	0.1
Advertising Services	0.1
Casino Hotels	0.1
Medical Information Systems	0.1
Options Purchased	0.1
Tools-Hand Held	0.1
Computer Data Security	0.1
Building & Construction-Misc.	0.1
Paper & Related Products	0.1

96.3%

Country Allocation*

United States	83.2%
United Kingdom	2.2
Canada	1.8
Japan	1.6
France	1.0
Switzerland	1.0
Ireland	0.9
Spain	0.7
Netherlands	0.7
Australia	0.4

358

SunAmerica Series Trust SA Schroders VCP Global Allocation Portfolio

PORTFOLIO PROFILE — January 31, 2019 — (unaudited) — (continued)

Country Allocation* (continued)

Germany	0.5%
Sweden	0.3
Mexico	0.3
Cayman Islands	0.2
Italy	0.2
Norway	0.2
Hong Kong	0.1
Denmark	0.1
Singapore	0.1
Bermuda	0.1
Israel	0.1
South Korea	0.1
Guernsey	0.1
Portugal	0.1
Finland	0.1
South Africa	0.1
Jersey	0.1

96.3%

Credit Quality#†

Aaa	3.2%
Aa	0.3
A	21.7
Baa	68.8
Ba	5.4
Not Rated@	0.6

100.0%

*	Calculated as a percentage of net assets.
#	Calculated as a percentage of total debt issues, excluding short-term securities.
†	Source: Moody's
@	Represents debt issues that either have no rating, or the rating is unavailable from the data source.

359

SunAmerica Series Trust SA Schroders VCP Global Allocation Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019

Security Description	Principal Amount	Value (Note 2)
ASSET BACKED SECURITIES — 0.6%
United States — 0.6%
Flagstar Mtg. Trust VRS Series 2017-2, Class A5 3.50% due 10/25/2047*(1)(2)	$1,246,243	$1,247,275
JP Morgan Mtg. Trust VRS Series 2017-4, Class A5 3.50% due 11/25/2048*(1)(2)	1,339,856	1,334,132
Towd Point Mtg. Trust VRS Series 2017-1, Class A1 2.75% due 10/25/2056*(2)	1,067,314	1,044,525

Total Asset Backed Securities (cost $3,703,944)		3,625,932

FOREIGN CORPORATE BONDS & NOTES — 4.0%
Australia — 0.2%
Boral Finance Pty, Ltd. Company Guar. Notes 3.00% due 11/01/2022*	1,290,000	1,250,523

Canada — 1.0%
Canadian Natural Resources, Ltd. Senior Notes 2.95% due 01/15/2023	153,000	149,507
Canadian Natural Resources, Ltd. Senior Notes 4.95% due 06/01/2047	1,815,000	1,892,774
Cenovus Energy, Inc. Senior Notes 5.40% due 06/15/2047	1,532,000	1,459,334
TransCanada PipeLines, Ltd. Senior Notes 5.10% due 03/15/2049	2,001,000	2,095,371

		5,596,986

France — 0.4%
BPCE SA Company Guar. Notes 3.00% due 05/22/2022*	2,250,000	2,196,776

Germany — 0.2%
Deutsche Bank AG Senior Notes 3.95% due 02/27/2023	975,000	931,899

Ireland — 0.7%
Bank of Ireland Group PLC Senior Notes 4.50% due 11/25/2023*	1,708,000	1,692,324
Johnson Controls International PLC Senior Notes 3.75% due 12/01/2021	150,000	151,607
Johnson Controls International PLC Senior Notes 4.50% due 02/15/2047	250,000	228,345
Shire Acquisitions Investments Ireland DAC Company Guar. Notes 2.40% due 09/23/2021	2,225,000	2,165,475

		4,237,751

Netherlands — 0.3%
Enel Finance International NV Company Guar. Notes 4.63% due 09/14/2025*	1,044,000	1,030,939

Security Description	Principal Amount	Value (Note 2)
Netherlands (continued)
Teva Pharmaceutical Finance Netherlands III BV Company Guar. Notes 2.20% due 07/21/2021	$850,000	$803,449

		1,834,388

Spain — 0.5%
Banco Santander SA Senior Notes 3.13% due 02/23/2023	1,800,000	1,748,972
Banco Santander SA Senior Notes 3.92% due 04/12/2023	200,000	197,498
Telefonica Emisiones SAU Company Guar. Notes 5.21% due 03/08/2047	1,107,000	1,072,342

		3,018,812

United Kingdom — 0.7%
Barclays Bank PLC Sub. Notes 10.18% due 06/12/2021*	325,000	367,986
HSBC Holdings PLC Senior Notes 3.26% due 03/13/2023	959,000	952,032
Royal Bank of Scotland Group PLC Senior Notes 3.88% due 09/12/2023	930,000	913,532
Standard Chartered PLC Senior Notes 3.89% due 03/15/2024*	2,094,000	2,060,321

		4,293,871

Total Foreign Corporate Bonds & Notes (cost $23,669,463)		23,361,006

U.S. CORPORATE BONDS & NOTES — 23.8%
United States — 23.8%
AbbVie, Inc. Senior Notes 4.25% due 11/14/2028	333,000	331,239
Allstate Corp. Senior Notes 3.23% due 03/29/2021	250,000	248,497
Altria Group, Inc. Company Guar. Notes 3.88% due 09/16/2046	395,000	306,434
American Tower Corp. Senior Notes 3.38% due 10/15/2026	1,544,000	1,472,110
Amgen, Inc. Senior Notes 2.65% due 05/11/2022	500,000	493,062
Amphenol Corp. Senior Notes 3.20% due 04/01/2024	372,000	361,707
Anadarko Petroleum Corp. Senior Notes 4.50% due 07/15/2044	101,000	91,307
Anadarko Petroleum Corp. Senior Notes 5.55% due 03/15/2026	750,000	804,279

360

SunAmerica Series Trust SA Schroders VCP Global Allocation Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Principal Amount	Value (Note 2)
U.S. CORPORATE BONDS & NOTES (continued)
United States (continued)
Analog Devices, Inc. Senior Notes 2.95% due 01/12/2021	$612,000	$608,911
Analog Devices, Inc. Senior Notes 3.13% due 12/05/2023	1,565,000	1,525,347
Anheuser-Busch InBev Finance, Inc. Company Guar. Notes 3.30% due 02/01/2023	451,000	449,957
Anheuser-Busch InBev Worldwide, Inc. Company Guar. Notes 3.54% due 01/12/2024	445,000	433,846
Anheuser-Busch InBev Worldwide, Inc. Company Guar. Notes 3.75% due 07/15/2042	380,000	311,420
AT&T, Inc. Senior Notes 3.00% due 06/30/2022	2,560,000	2,539,887
AT&T, Inc. Senior Notes 4.30% due 12/15/2042	79,000	70,321
AT&T, Inc. Senior Notes 4.75% due 05/15/2046	477,000	446,226
AXA Equitable Holdings, Inc. Senior Notes 4.35% due 04/20/2028	302,000	295,622
AXA Equitable Holdings, Inc. Senior Notes 5.00% due 04/20/2048	731,000	679,670
Bank of America Corp. Senior Notes 2.82% due 07/21/2023	1,545,000	1,519,552
Bank of America Corp. Senior Notes 3.00% due 12/20/2023	192,000	189,550
Bank of America Corp. Senior Notes 3.30% due 01/11/2023	320,000	321,616
Bank of America Corp. Senior Notes 3.37% due 01/23/2026	1,414,000	1,392,889
Barrick North America Finance LLC Company Guar. Notes 5.75% due 05/01/2043	2,300,000	2,584,895
BAT Capital Corp. Company Guar. Notes 3.22% due 08/15/2024	2,961,000	2,831,978
Bayer US Finance II LLC Company Guar. Notes 4.25% due 12/15/2025*	603,000	600,389
Bayer US Finance II LLC Company Guar. Notes 4.63% due 06/25/2038*	1,050,000	976,381
BB&T Corp Senior Notes 2.85% due 10/26/2024	1,885,000	1,846,466
Becton Dickinson and Co. Senior Notes 3.36% due 06/06/2024	2,280,000	2,234,298

Security Description	Principal Amount	Value (Note 2)
United States (continued)
Campbell Soup Co. Senior Notes 4.80% due 03/15/2048	$557,000	$492,284
Capital One Bank USA NA Sub. Notes 3.38% due 02/15/2023	478,000	468,635
Capital One Financial Corp. Senior Notes 3.05% due 03/09/2022	1,815,000	1,791,628
Charter Communications Operating LLC/Charter Communications Operating Capital Senior Sec. Notes 4.46% due 07/23/2022	615,000	627,307
Citigroup, Inc. Senior Notes 3.30% due 04/27/2025	1,000,000	975,991
Citigroup, Inc. Senior Notes 3.89% due 01/10/2028	1,550,000	1,545,273
Citigroup, Inc. Senior Notes 4.04% due 06/01/2024	2,450,000	2,502,127
Comcast Corp. Company Guar. Notes 4.60% due 10/15/2038	1,584,000	1,637,285
Comcast Corp. Company Guar. Notes 4.70% due 10/15/2048	457,000	477,253
Comcast Corp. Company Guar. Notes 4.95% due 10/15/2058	592,000	625,117
Comerica, Inc. Senior Notes 3.70% due 07/31/2023	640,000	645,974
Compass Bank Senior Notes 3.50% due 06/11/2021	1,500,000	1,502,382
Conagra Brands, Inc. Senior Notes 3.80% due 10/22/2021	1,287,000	1,291,928
Conagra Brands, Inc. Senior Notes 4.30% due 05/01/2024	824,000	829,080
Concho Resources, Inc. Company Guar. Notes 3.75% due 10/01/2027	1,443,000	1,400,020
Constellation Brands, Inc. Company Guar. Notes 3.20% due 02/15/2023	745,000	732,559
Constellation Brands, Inc. Company Guar. Notes 3.21% due 11/15/2021	1,045,000	1,041,247
Continental Resources, Inc. Company Guar. Notes 4.38% due 01/15/2028	275,000	273,600
Cox Communications, Inc. Senior Notes 4.60% due 08/15/2047*	1,000,000	902,787
Crown Castle International Corp. Senior Notes 3.20% due 09/01/2024	450,000	431,186

361

SunAmerica Series Trust SA Schroders VCP Global Allocation Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Principal Amount	Value (Note 2)
U.S. CORPORATE BONDS & NOTES (continued)
United States (continued)
Crown Castle International Corp. Senior Notes 3.70% due 06/15/2026	$1,500,000	$1,455,949
CVS Health Corp. Senior Notes 5.05% due 03/25/2048	1,875,000	1,924,775
Devon Energy Corp. Senior Notes 5.00% due 06/15/2045	1,500,000	1,434,801
Devon Energy Corp. Senior Notes 5.85% due 12/15/2025	650,000	708,267
Digital Realty Trust LP Company Guar. Notes 3.70% due 08/15/2027	3,008,000	2,887,396
Discover Financial Services Senior Notes 4.50% due 01/30/2026	1,747,000	1,765,534
Dollar Tree, Inc. Senior Notes 3.47% due 04/17/2020	1,210,000	1,205,104
DowDuPont, Inc. Senior Notes 4.21% due 11/15/2023	1,236,000	1,281,141
Duke Energy Indiana LLC 1st Mtg. Notes 3.75% due 05/15/2046	500,000	463,573
Duke Energy Ohio, Inc. 1st Mtg. Notes 3.70% due 06/15/2046	80,000	73,981
Energy Transfer Partners LP Company Guar. Notes 4.05% due 03/15/2025	460,000	454,399
Energy Transfer Partners LP Company Guar. Notes 5.15% due 03/15/2045	1,000,000	908,672
EnLink Midstream Partners LP Senior Notes 4.85% due 07/15/2026	81,000	75,938
EQT Corp. Senior Notes 3.90% due 10/01/2027	2,005,000	1,815,917
Equifax, Inc. Senior Notes 3.95% due 06/15/2023	485,000	487,954
Fifth Third Bancorp Senior Notes 3.65% due 01/25/2024	1,413,000	1,423,782
First Republic Bank Sub. Notes 4.63% due 02/13/2047(6)	1,020,000	1,006,104
Fortive Corp. Senior Notes 2.35% due 06/15/2021	1,020,000	996,340
General Electric Co. Senior Notes 4.13% due 10/09/2042	593,000	490,354
General Mills, Inc. Senior Notes 3.78% due 10/17/2023	645,000	641,463

Security Description	Principal Amount	Value (Note 2)
United States (continued)
General Mills, Inc. Senior Notes 4.00% due 04/17/2025	$594,000	$599,639
General Motors Co. Senior Notes 5.95% due 04/01/2049	318,000	296,849
Goldman Sachs Group, Inc. Senior Notes 2.91% due 07/24/2023	1,874,000	1,833,898
Hewlett Packard Enterprise Co. Senior Notes 3.60% due 10/15/2020	1,915,000	1,926,903
Hexcel Corp. Senior Notes 3.95% due 02/15/2027	1,465,000	1,444,607
High Street Funding Trust II Sec. Notes 4.68% due 02/15/2048*	395,000	381,187
Ingersoll-Rand Global Holding Co., Ltd. Company Guar. Notes 2.90% due 02/21/2021	725,000	718,319
International Flavors & Fragrances, Inc. Senior Notes 5.00% due 09/26/2048	1,242,000	1,276,818
JPMorgan Chase & Co. Senior Notes 2.95% due 10/01/2026	271,000	258,881
JPMorgan Chase & Co. Senior Notes 3.50% due 04/23/2024	4,020,000	3,970,638
JPMorgan Chase & Co. Senior Notes 4.02% due 12/05/2024	907,000	929,345
Kansas City Southern Company Guar. Notes 4.70% due 05/01/2048	1,650,000	1,629,416
Keurig Dr Pepper, Inc. Company Guar. Notes 4.06% due 05/25/2023*	810,000	818,190
KeyBank NA Senior Notes 3.38% due 03/07/2023	1,000,000	1,006,125
Keysight Technologies, Inc. Senior Notes 4.60% due 04/06/2027	801,000	808,815
Kroger Co. Senior Notes 3.88% due 10/15/2046	254,000	205,110
Kroger Co. Senior Notes 4.45% due 02/01/2047	1,357,000	1,200,032
Kroger Co. Senior Notes 5.15% due 08/01/2043	205,000	195,313
Manufacturers & Traders Trust Co. Sub. Notes 3.40% due 08/17/2027	1,500,000	1,485,123
Maple Escrow Subsidiary, Inc. Company Guar. Notes 3.55% due 05/25/2021*	810,000	813,496

362

SunAmerica Series Trust SA Schroders VCP Global Allocation Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Principal Amount	Value (Note 2)
U.S. CORPORATE BONDS & NOTES (continued)
United States (continued)
Marathon Petroleum Corp. Senior Notes 4.50% due 04/01/2048*	$1,029,000	$901,475
Marriott International, Inc. Senior Notes 3.23% due 12/01/2020	1,084,000	1,081,514
McDonald’s Corp. Senior Notes 4.45% due 09/01/2048	2,758,000	2,724,253
Microsoft Corp. Senior Notes 4.10% due 02/06/2037	1,500,000	1,580,580
Morgan Stanley Senior Notes 3.88% due 01/27/2026	1,371,000	1,378,265
Morgan Stanley Senior Notes 4.43% due 01/23/2030	2,804,000	2,913,257
Mosaic Co. Senior Notes 3.25% due 11/15/2022	486,000	480,142
Motorola Solutions, Inc. Senior Notes 4.60% due 02/23/2028	2,374,000	2,316,377
MPLX LP Senior Notes 4.50% due 04/15/2038	2,106,000	1,933,207
Newell Brands, Inc. Senior Notes 4.20% due 04/01/2026	487,000	467,995
Newell Rubbermaid, Inc. Senior Notes 3.85% due 04/01/2023	660,000	649,101
Noble Energy, Inc. Senior Notes 3.85% due 01/15/2028	345,000	326,099
Noble Energy, Inc. Senior Notes 5.05% due 11/15/2044	197,000	182,296
Norfolk Southern Corp. Senior Notes 3.00% due 04/01/2022	500,000	498,605
Nucor Corp. Senior Notes 4.40% due 05/01/2048	1,025,000	997,302
Packaging Corp. of America Senior Notes 2.45% due 12/15/2020	490,000	483,214
PNC Bank NA Sub. Notes 2.70% due 11/01/2022	790,000	773,555
PNC Bank NA Senior Notes 2.95% due 02/23/2025	595,000	583,443
PNC Bank NA Senior Notes 3.25% due 06/01/2025	1,500,000	1,495,108
Regions Financial Corp. Senior Notes 2.75% due 08/14/2022	1,500,000	1,463,617

Security Description	Principal Amount	Value (Note 2)
United States (continued)
Regions Financial Corp. Senior Notes 3.20% due 02/08/2021	$500,000	$499,903
Roper Technologies, Inc. Senior Notes 3.65% due 09/15/2023	1,973,000	1,974,041
Sabine Pass Liquefaction LLC Senior Sec. Notes 4.20% due 03/15/2028	2,250,000	2,208,177
Sabine Pass Liquefaction LLC Senior Sec. Notes 5.63% due 03/01/2025	340,000	366,400
Sempra Energy Senior Notes 3.55% due 06/15/2024	1,000,000	976,319
Sempra Energy Senior Notes 3.80% due 02/01/2038	1,145,000	1,003,302
Sherwin-Williams Co. Senior Notes 2.75% due 06/01/2022	1,197,000	1,174,360
Southern California Edison Co. 1st Mtg. Notes 4.13% due 03/01/2048	777,000	700,303
SunTrust Banks, Inc. Senior Notes 2.70% due 01/27/2022	1,811,000	1,779,928
Synchrony Financial Senior Notes 3.95% due 12/01/2027	511,000	467,769
Target Corp. Senior Notes 3.90% due 11/15/2047	820,000	787,269
Texas Instruments, Inc. Senior Notes 4.15% due 05/15/2048	798,000	823,145
The Dow Chemical Co. Senior Notes 9.40% due 05/15/2039	363,000	535,868
United Technologies Corp. Senior Notes 2.80% due 05/04/2024	319,000	308,741
United Technologies Corp. Senior Notes 3.95% due 08/16/2025	676,000	691,640
United Technologies Corp. Senior Notes 4.45% due 11/16/2038	178,000	178,839
UnitedHealth Group, Inc. Senior Notes 4.45% due 12/15/2048	444,000	476,164
Ventas Realty LP Company Guar. Notes 3.50% due 02/01/2025	750,000	732,883
Verizon Communications, Inc. Senior Notes 3.85% due 11/01/2042	807,000	723,358
Verizon Communications, Inc. Senior Notes 4.27% due 01/15/2036	2,558,000	2,489,761

363

SunAmerica Series Trust SA Schroders VCP Global Allocation Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Shares/ Principal Amount	Value (Note 2)
U.S. CORPORATE BONDS & NOTES (continued)
United States (continued)
Volkswagen Group of America Finance LLC Company Guar. Notes 4.25% due 11/13/2023*	$750,000	$758,572
Vornado Realty LP Senior Notes 3.50% due 01/15/2025	1,010,000	975,089
Walmart, Inc. Senior Notes 4.05% due 06/29/2048	33,000	33,910
Wells Fargo & Co. Senior Notes 3.75% due 01/24/2024	1,124,000	1,143,613
Williams Partners LP Senior Notes 4.00% due 09/15/2025	2,120,000	2,118,119
Williams Partners LP Senior Notes 4.85% due 03/01/2048	345,000	334,013
ZB NA Senior Notes 3.50% due 08/27/2021	595,000	595,990

Total U.S. Corporate Bonds & Notes (cost $139,216,750)		137,548,548

COMMON STOCKS — 19.9%
Australia — 0.2%
AGL Energy, Ltd.	7,069	110,071
ASX, Ltd.	1,702	78,944
BHP Group, Ltd.	2,685	68,379
carsales.com, Ltd.	11,137	102,313
Coca-Cola Amatil, Ltd.	4,794	29,323
Cochlear, Ltd.	448	62,996
Computershare, Ltd.	13,571	175,604
DuluxGroup, Ltd.	17,336	86,424
IPH, Ltd.	5,963	23,745
Perseus Mining, Ltd.†	58,058	17,625
Platinum Asset Management, Ltd.	9,303	30,502
Rio Tinto, Ltd.	6,685	423,899
Santos, Ltd.	15,513	73,157

		1,282,982

Austria — 0.0%
OMV AG	2,400	119,131

Belgium — 0.0%
Ageas	1,589	73,821

Bermuda — 0.1%
Athene Holding, Ltd., Class A†	4,000	171,600
Axis Capital Holdings, Ltd.	700	37,485
Essent Group, Ltd.†	1,400	55,650
Everest Re Group, Ltd.	539	118,068
Invesco, Ltd.	9,500	173,090
Kerry Properties, Ltd.	9,500	39,570

		595,463

Brazil — 0.0%
AMBEV SA	13,000	62,412
Cielo SA	25,800	84,463
Multiplus SA	1,900	13,545

		160,420

Security Description	Shares	Value (Note 2)
British Virgin Islands — 0.0%
Capri Holdings, Ltd.†	1,700	$72,216

Canada — 0.6%
BCE, Inc.	5,000	217,398
Bonavista Energy Corp.	19,400	18,013
Canadian National Railway Co.	5,000	417,253
Canadian Natural Resources, Ltd.	8,200	220,110
Cenovus Energy, Inc.	7,900	61,687
Centerra Gold, Inc.†	14,700	74,510
CGI Group, Inc., Class A†	1,722	113,848
CI Financial Corp.	16,500	222,143
Eldorado Gold Corp.†	1,820	6,815
Genworth MI Canada, Inc.	4,879	166,019
Goldcorp, Inc.	5,200	58,176
Husky Energy, Inc.	4,300	51,019
Imperial Oil, Ltd.	3,900	110,653
Linamar Corp.	1,400	54,276
Magna International, Inc.	2,700	142,896
Manulife Financial Corp.	13,500	216,892
Medical Facilities Corp.	3,000	39,454
Methanex Corp.	800	43,594
Norbord, Inc.	3,400	98,329
Parex Resources, Inc.†	2,900	43,480
Precision Drilling Corp.†	27,900	61,365
Suncor Energy, Inc.	7,000	225,777
Surge Energy, Inc.	31,400	32,262
Teck Resources, Ltd., Class B	2,645	64,416
TransAlta Renewables, Inc.	4,200	37,271
Transcontinental, Inc., Class A	8,500	135,397
West Fraser Timber Co., Ltd.	1,700	101,266
Westshore Terminals Investment Corp.	3,800	63,191
Yamana Gold, Inc.	27,500	77,438

		3,174,948

Cayman Islands — 0.2%
AAC Technologies Holdings, Inc.	14,000	88,215
China Conch Venture Holdings, Ltd.	6,500	21,673
CK Asset Holdings, Ltd.	43,000	364,771
FGL Holdings†	4,600	36,386
Hengan International Group Co., Ltd.	12,000	94,711
Lifestyle International Holdings, Ltd.	42,000	63,304
Sands China, Ltd.	59,600	284,937
Want Want China Holdings, Ltd.	62,000	50,587
Wharf Real Estate Investment Co., Ltd.	16,000	110,337
Xinyi Glass Holdings, Ltd.	58,000	70,277

		1,185,198

Chile — 0.0%
Enel Americas SA ADR	4,496	46,489
Sociedad Quimica y Minera de Chile SA ADR	1,600	68,256

		114,745

China — 0.0%
Bank of China, Ltd.	209,000	97,210
China Construction Bank Corp.	105,000	94,832
China Petroleum & Chemical Corp.	48,000	40,040
Great Wall Motor Co., Ltd.	47,000	31,833

		263,915

364

SunAmerica Series Trust SA Schroders VCP Global Allocation Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Shares	Value (Note 2)
COMMON STOCKS (continued)
Curacao — 0.0%
Schlumberger, Ltd.	6,200	$274,102

Denmark — 0.1%
Novo Nordisk A/S, Class B	9,993	468,651
Novozymes A/S, Class B	2,259	94,348
Pandora A/S	2,050	88,929
Spar Nord Bank A/S	3,105	26,233
William Demant Holding A/S†	2,142	67,638

		745,799

Finland — 0.1%
Nokian Renkaat Oyj	4,648	154,399
UPM-Kymmene Oyj	5,834	168,688

		323,087

France — 0.6%
AXA SA	4,763	110,527
BNP Paribas SA	6,624	311,297
Bureau Veritas SA	6,069	135,055
Dassault Systemes SE	1,222	153,701
Gaztransport Et Technigaz SA	1,674	141,451
Hermes International	128	76,978
L’Oreal SA	155	37,342
LVMH Moet Hennessy Louis Vuitton SE	1,219	391,518
Metropole Television SA	5,607	85,742
Publicis Groupe SA	4,606	281,228
Sanofi	3,597	312,566
Schneider Electric SE	6,115	435,659
Societe BIC SA	1,485	148,935
Societe Generale SA	5,692	177,191
TOTAL SA	12,595	691,122

		3,490,312

Germany — 0.3%
BASF SE	3,762	274,851
Bayer AG	1,402	106,219
Continental AG	758	119,424
Covestro AG*	4,368	240,904
Deutsche Bank AG	5,765	51,096
Porsche Automobil Holding SE (Preference Shares)	895	58,188
ProSiebenSat.1 Media SE	5,375	96,089
SAP SE	5,020	518,505
Schaeffler AG (Preference Shares)	11,711	103,743

		1,569,019

Guernsey — 0.1%
Amdocs, Ltd.	6,773	378,475

Hong Kong — 0.1%
China Mobile, Ltd.	9,500	99,872
CLP Holdings, Ltd.	8,500	98,890
Dah Sing Financial Holdings, Ltd.	3,200	17,662
Guangdong Investment, Ltd.	56,000	106,916
Hang Lung Group, Ltd.	10,000	29,320
Hang Lung Properties, Ltd.	19,000	41,432
Hang Seng Bank, Ltd.	5,200	120,113
Sun Hung Kai Properties, Ltd.	15,000	253,437

		767,642

India — 0.0%
Infosys, Ltd. ADR	5,900	63,720

Security Description	Shares	Value (Note 2)
Indonesia — 0.0%
Telekomunikasi Indonesia Persero Tbk PT	561,100	$156,325

Ireland — 0.2%
Accenture PLC, Class A	800	122,840
Allegion PLC	2,900	248,994
Eaton Corp. PLC	1,400	106,750
Medtronic PLC	7,600	671,764
Seagate Technology PLC	2,900	128,412

		1,278,760

Isle of Man — 0.0%
Playtech PLC	6,748	34,304

Israel — 0.1%
Bank Hapoalim B.M.	9,672	65,552
Bank Leumi Le-Israel B.M.	29,775	196,678
Check Point Software Technologies, Ltd.†	1,800	201,456
Ituran Location and Control, Ltd.	1,900	62,605
Phoenix Holdings Ltd.	6,869	38,597

		564,888

Italy — 0.2%
ASTM SpA	5,036	120,825
Cerved Group SpA	4,575	40,280
Enel SpA	30,274	182,567
Eni SpA	10,324	174,857
Interpump Group SpA	1,995	64,248
Mediobanca Banca di Credito Finanziario SpA	6,523	56,754
Moncler SpA	4,631	174,425
Recordati SpA	5,385	195,047
UniCredit SpA	11,572	133,748

		1,142,751

Japan — 1.6%
ABC-Mart, Inc.	3,300	189,065
Aica Kogyo Co., Ltd.	2,600	91,138
Astellas Pharma, Inc.	42,400	627,185
Awa Bank, Ltd.	400	11,077
Bank of Kyoto, Ltd.	900	38,272
Bridgestone Corp.	5,200	200,008
Brother Industries, Ltd.	2,500	42,080
Central Japan Railway Co.	2,200	474,799
Chiba Bank, Ltd.	16,000	97,286
Chugai Pharmaceutical Co., Ltd.	1,200	70,757
Daicel Corp.	14,100	147,716
Daiwa House Industry Co., Ltd.	2,700	87,519
Daiwa Securities Group, Inc.	22,000	109,833
Ebara Corp.	1,500	41,261
FANUC Corp.	800	134,940
Hachijuni Bank, Ltd.	14,000	61,975
Haseko Corp.	3,100	34,344
Hitachi, Ltd.	4,500	141,241
HORIBA, Ltd.	1,600	78,431
Hoya Corp.	3,400	196,866
ITOCHU Corp.	13,000	237,807
Japan Exchange Group, Inc.	6,300	110,592
Japan Petroleum Exploration Co., Ltd.	2,400	44,881
Japan Post Bank Co., Ltd.	3,400	39,560
JXTG Holdings, Inc.	13,300	72,045
Kajima Corp.	10,500	149,217
Kakaku.com, Inc.	3,900	68,284

365

SunAmerica Series Trust SA Schroders VCP Global Allocation Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Shares	Value (Note 2)
COMMON STOCKS (continued)
Japan (continued)
KDDI Corp.	20,000	$500,473
Keyence Corp.	200	102,748
KOMEDA Holdings Co., Ltd.	1,900	36,315
Kyokuto Kaihatsu Kogyo Co., Ltd.	1,300	18,328
Mazda Motor Corp.	5,300	58,426
Mitsubishi Chemical Holdings Corp.	20,200	173,134
Mitsubishi Gas Chemical Co., Inc.	1,500	23,631
Mitsubishi UFJ Financial Group, Inc.	9,500	51,119
Mitsui Sugar Co., Ltd.	2,700	73,167
Mixi, Inc.	3,500	88,844
Mizuho Financial Group, Inc.	94,700	156,416
Nikon Corp.	7,700	131,959
Nippon Telegraph & Telephone Corp.	10,200	437,793
Noevir Holdings Co., Ltd.	600	25,626
Nomura Holdings, Inc.	32,600	132,452
Nomura Real Estate Holdings, Inc.	1,400	27,169
Nomura Research Institute, Ltd.	2,100	85,656
NTT DOCOMO, Inc.	26,200	627,361
OBIC Co., Ltd.	600	56,666
Oracle Corp. Japan	1,600	116,471
ORIX Corp.	2,300	34,644
Seino Holdings Co., Ltd.	2,500	34,481
Seven Bank, Ltd.	36,800	109,575
Shin-Etsu Chemical Co., Ltd.	3,800	320,694
Shinsei Bank, Ltd.	4,600	62,193
Shizuoka Bank, Ltd.	12,700	106,380
Sony Corp.	500	25,149
Stanley Electric Co., Ltd.	4,500	130,524
Subaru Corp.	4,800	112,515
Sumitomo Chemical Co., Ltd.	13,000	67,655
Sumitomo Corp.	11,200	172,989
Sumitomo Heavy Industries, Ltd.	1,600	54,024
Sumitomo Mitsui Financial Group, Inc.	5,400	200,779
Sumitomo Seika Chemicals Co., Ltd	400	15,847
Suzuki Motor Corp.	1,800	93,804
Taisei Corp.	700	32,857
Teikoku Piston Ring Co., Ltd.	2,100	44,760
Tocalo Co., Ltd.	5,400	46,146
Tosoh Corp.	3,700	52,440
Toyo Ink SC Holdings Co., Ltd.	800	18,121
Toyota Boshoku Corp.	5,600	90,906
Trend Micro, Inc.†	900	47,825
TS Tech Co., Ltd.	1,100	32,943
Ube Industries, Ltd.	2,600	58,612
Ulvac Inc	1,700	55,867
Unicharm Corp.	3,400	104,822
Unipres Corp.	2,000	38,647
USS Co., Ltd.	4,400	76,955
Wakita & Co., Ltd.	7,800	82,825
Yamaha Motor Co., Ltd.	1,700	36,326
Yuasa Trading Co., Ltd.	600	17,567
Zeon Corp.	11,300	115,641

		9,016,446

Jersey — 0.1%
Centamin PLC	38,089	58,807
Delphi Technologies PLC	2,600	46,566
WPP PLC	16,296	186,091

		291,464

Security Description	Shares	Value (Note 2)
Luxembourg — 0.0%
APERAM SA	541	$16,599
RTL Group SA	1,400	76,552

		93,151

Malaysia — 0.0%
Petronas Chemicals Group Bhd	41,700	86,452

Marshall Islands — 0.0%
International Seaways, Inc.†	3,400	61,608

Mexico — 0.1%
Grupo Aeroportuario del Centro Norte SAB de CV	21,500	120,091
Grupo Aeroportuario del Pacifico SAB de CV ADR	1,300	117,182
Wal-Mart de Mexico SAB de CV	33,400	87,735

		325,008

Netherlands — 0.2%
ASR Nederland NV	2,505	105,902
Euronext NV*	1,099	67,843
Intertrust NV*	1,852	30,160
Mylan NV†	4,400	131,780
NN Group NV	4,793	202,981
Unilever NV CVA	10,174	543,530

		1,082,196

Norway — 0.2%
DNO International ASA	35,412	67,920
Equinor ASA†	22,286	508,433
Salmar ASA	1,985	103,907
Telenor ASA	12,709	240,441
TGS NOPEC Geophysical Co. ASA	4,775	141,252

		1,061,953

Poland — 0.0%
Polski Koncern Naftowy Orlen SA	1,382	38,848

Portugal — 0.1%
Galp Energia SGPS SA	22,164	345,700

Russia — 0.0%
Novatek PJSC GDR	416	76,336

Singapore — 0.1%
Jardine Cycle & Carriage, Ltd.	2,300	64,603
Singapore Exchange, Ltd.	31,400	178,370
Singapore Telecommunications, Ltd.	195,700	436,265
UOL Group, Ltd.	13,000	64,153

		743,391

South Africa — 0.1%
MMI Holdings, Ltd.†	23,718	30,220
Tiger Brands, Ltd.	5,325	111,399
Truworths International, Ltd.	12,741	77,104
Vodacom Group, Ltd.	10,568	96,461

		315,184

South Korea — 0.1%
Hankook Tire Co., Ltd.†	1,687	63,514
Hyundai Mobis Co., Ltd.†	456	92,307
Samsung Electronics Co., Ltd.	3,676	153,594
SK Hynix, Inc.	1,076	71,803
SK Telecom Co., Ltd.	289	66,838

		448,056

366

SunAmerica Series Trust SA Schroders VCP Global Allocation Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Shares	Value (Note 2)
COMMON STOCKS (continued)
Spain — 0.2%
Aena SME SA*	579	$99,989
Bolsas y Mercados Espanoles	2,798	84,529
Mapfre SA	32,093	89,258
Mediaset Espana Comunicacion SA	18,016	126,953
Red Electrica Corp. SA	15,624	359,584
Repsol SA	14,995	263,382
Zardoya Otis SA	21,558	170,745

		1,194,440

Sweden — 0.3%
Assa Abloy AB, Class B	15,293	284,967
Atlas Copco AB, Class A	16,538	430,235
Epiroc AB, Class A†	11,450	110,150
Sandvik AB	8,337	132,915
SKF AB, Class B	19,159	321,420
Swedish Match AB	1,886	84,470
Tethys Oil AB	4,264	32,629
Thule Group AB*	3,175	64,872

		1,461,658

Switzerland — 1.0%
Credit Suisse Group AG	8,852	107,287
dormakaba Holding AG	256	168,481
Flughafen Zurich AG	501	88,471
Garmin, Ltd.	6,346	439,016
Geberit AG	211	82,484
Kuehne & Nagel International AG	979	132,550
Nestle SA	11,740	1,022,559
Novartis AG	12,651	1,104,101
Oriflame Holding AG	1,337	29,774
Roche Holding AG	4,375	1,162,100
SGS SA	147	354,804
Sonova Holding AG	283	53,034
TE Connectivity, Ltd.	5,300	429,035
UBS Group AG	18,743	242,934
Zurich Insurance Group AG	842	264,480

		5,681,110

Taiwan — 0.0%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	3,400	127,908

Thailand — 0.0%
PTT PCL NVDR	38,300	59,434

Turkey — 0.0%
Eregli Demir ve Celik Fabrikalari TAS	13,630	22,431

United Kingdom — 1.5%
Acacia Mining PLC†	28,833	73,824
Anglo American PLC	5,748	146,686
Barclays PLC	118,416	245,969
Barratt Developments PLC	9,558	67,532
Berkeley Group Holdings PLC	2,420	119,235
BHP Group PLC	6,887	152,858
British American Tobacco PLC	14,414	508,561
Burberry Group PLC	5,697	134,825
Close Brothers Group PLC	3,521	68,643
Diageo PLC	5,342	203,698
Dialog Semiconductor PLC†	4,119	120,509
EMIS Group PLC	3,080	36,199
Ferrexpo PLC	11,963	40,582
GlaxoSmithKline PLC	40,615	789,018
Greggs PLC	4,654	94,626

Security Description	Shares	Value (Note 2)
United Kingdom (continued)
Halma PLC	2,771	$50,936
HSBC Holdings PLC	9,754	81,836
IG Group Holdings PLC	13,669	113,915
IMI PLC	14,992	188,327
Imperial Brands PLC	7,324	242,681
Intertek Group PLC	2,710	174,576
Legal & General Group PLC	122,766	418,127
Next PLC	2,041	129,769
Noble Corp. PLC†	11,100	36,630
Persimmon PLC	3,407	106,241
Prudential PLC	5,449	106,313
RELX PLC	15,553	344,286
Rio Tinto PLC	7,487	414,079
Royal Bank of Scotland Group PLC	84,951	268,719
Royal Dutch Shell PLC, Class A (TRQX)	16,664	516,878
Royal Dutch Shell PLC, Class A (EN Amsterdam)	9,053	280,294
Royal Dutch Shell PLC, Class B	14,066	437,549
Royal Mail PLC	11,032	38,831
RWS Holdings PLC	4,190	25,751
Sage Group PLC	39,273	322,424
Smith & Nephew PLC	8,433	158,851
Smiths Group PLC	22,849	433,385
Spectris PLC	1,613	55,073
Standard Chartered PLC	25,853	208,469
Tullow Oil PLC†	24,992	66,980
Unilever PLC	9,306	487,538
Victrex PLC	6,277	188,225
Yule Catto & Co. PLC	17,136	80,628

		8,780,076

United States — 11.4%
3M Co.	3,200	640,960
AbbVie, Inc.	10,700	859,103
Adobe, Inc.†	1,660	411,381
Affiliated Managers Group, Inc.	2,900	304,355
Aflac, Inc.	8,700	414,990
Air Products & Chemicals, Inc.	1,100	180,829
Allison Transmission Holdings, Inc.	8,944	435,304
Alphabet, Inc., Class A†	1,050	1,182,185
Alphabet, Inc., Class C†	1,050	1,172,189
Altria Group, Inc.	12,300	607,005
Amazon.com, Inc.†	972	1,670,606
AMC Networks, Inc., Class A†	2,100	132,174
American Equity Investment Life Holding Co.	763	23,897
American Financial Group, Inc.	1,400	133,546
American National Insurance Co.	323	44,958
AMETEK, Inc.	2,400	174,960
Amgen, Inc.	4,700	879,417
Amphenol Corp., Class A	2,400	211,008
Analog Devices, Inc.	2,400	237,264
ANSYS, Inc.†	800	131,480
Antero Resources Corp.†	2,100	21,126
Apple Hospitality REIT, Inc.	6,000	98,460
Apple, Inc.	14,800	2,463,312
Applied Materials, Inc.	3,800	148,504
Argonaut Gold, Inc.†	10,300	13,875
AT&T, Inc.	6,093	183,156
Automatic Data Processing, Inc.	2,200	307,648
AutoZone, Inc.†	200	169,468
Bank of America Corp.	36,100	1,027,767
Bank of Hawaii Corp.	600	46,398

367

SunAmerica Series Trust SA Schroders VCP Global Allocation Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Shares	Value (Note 2)
COMMON STOCKS (continued)
United States (continued)
BB&T Corp.	5,100	$248,880
Berkshire Hathaway, Inc., Class B†	1,500	308,310
Biogen, Inc.†	1,300	433,914
Boeing Co.	100	38,562
BOK Financial Corp.	500	41,555
BorgWarner, Inc.	4,300	175,870
Bristol-Myers Squibb Co.	15,500	765,235
Broadridge Financial Solutions, Inc.	1,600	161,328
Buckle, Inc.	4,400	76,428
Capital One Financial Corp.	2,300	185,357
CARBO Ceramics, Inc.†	2,700	10,881
Caterpillar, Inc.	500	66,580
CBL & Associates Properties, Inc.	12,300	30,627
Celanese Corp.	2,000	191,520
Cerner Corp.†	4,400	241,604
Chemed Corp.	200	59,588
Chemours Co.	1,700	60,775
Chevron Corp.	2,700	309,555
Choice Hotels International, Inc.	1,200	94,992
Cigna Corp.	2,508	501,123
Cisco Systems, Inc.	26,200	1,238,998
Citigroup, Inc.	8,700	560,802
Clorox Co.	1,600	237,408
CNA Financial Corp.	1,000	45,860
Coca-Cola Co.	6,100	293,593
Cognizant Technology Solutions Corp., Class A	8,100	564,408
Colgate-Palmolive Co.	6,400	413,952
Comcast Corp., Class A	8,700	318,159
Comerica, Inc.	2,200	173,228
Contango Oil & Gas Co.†	1,700	6,426
Cummins, Inc.	1,200	176,532
Curtiss-Wright Corp.	600	68,112
CVS Health Corp.	2,600	170,430
Deluxe Corp.	3,000	140,910
Diamond Offshore Drilling, Inc.†	4,900	53,557
Discover Financial Services	2,900	195,721
Discovery, Inc., Class A†	4,000	113,520
Donaldson Co., Inc.	2,600	122,928
Dover Corp.	1,200	105,396
Eaton Vance Corp.	4,000	154,080
eBay, Inc.†	10,700	360,055
Eli Lilly & Co.	5,700	683,202
Emerson Electric Co.	9,700	635,059
Ennis, Inc.	1,000	19,840
Estee Lauder Cos., Inc., Class A	200	27,284
Expeditors International of Washington, Inc.	2,300	159,390
Exxon Mobil Corp.	15,800	1,157,824
Facebook, Inc., Class A†	4,700	783,443
FactSet Research Systems, Inc.	800	174,904
Fair Isaac Corp.†	200	45,040
Fastenal Co.	2,600	157,196
Federated Investors, Inc., Class B	4,937	129,004
Fifth Third Bancorp	8,600	230,652
Fiserv, Inc.†	2,900	240,497
FleetCor Technologies, Inc.†	778	157,008
FLIR Systems, Inc.	2,600	127,088
Fortive Corp.	2,900	217,471
Franklin Resources, Inc.	11,900	352,359
FTS International, Inc.†	2,423	19,747

Security Description	Shares	Value (Note 2)
United States (continued)
Generac Holdings, Inc.†	3,600	$190,548
General Dynamics Corp.	1,300	222,521
Gentex Corp.	9,187	194,581
Gilead Sciences, Inc.	6,300	441,063
Goldman Sachs Group, Inc.	2,700	534,627
Graco, Inc.	4,200	181,986
GrafTech International, Ltd.	2,700	35,667
Gray Television, Inc.†	3,100	51,801
H&R Block, Inc.	9,000	212,310
Hasbro, Inc.	1,400	126,784
HEICO Corp.	700	59,150
Hershey Co.	2,700	286,470
Hewlett Packard Enterprise Co.	5,500	85,745
HollyFrontier Corp.	600	33,804
Home Depot, Inc.	2,500	458,825
Honeywell International, Inc.	3,000	430,890
Hubbell, Inc.	2,000	218,660
IDEX Corp.	1,800	248,148
IDEXX Laboratories, Inc.†	500	106,390
Illinois Tool Works, Inc.	4,700	645,357
Ingredion, Inc.	1,000	99,000
Intel Corp.	25,200	1,187,424
International Business Machines Corp.	1,900	255,398
International Flavors & Fragrances, Inc.	1,800	255,204
Intuit, Inc.	1,500	323,730
Johnson & Johnson	12,100	1,610,268
JPMorgan Chase & Co.	14,900	1,542,150
Kellogg Co.	4,700	277,347
KeyCorp	16,800	276,696
Kimberly-Clark Corp.	5,000	556,900
KLA-Tencor Corp.	1,400	149,198
Lam Research Corp.	900	152,622
Lear Corp.	1,200	184,716
Leggett & Platt, Inc.	2,700	110,592
Liberty Oilfield Services, Inc., Class A	1,900	28,899
Lincoln National Corp.	6,300	368,487
Lockheed Martin Corp.	300	86,907
Louisiana-Pacific Corp.	6,000	146,280
Lowe’s Cos., Inc.	3,000	288,480
M&T Bank Corp.	600	98,724
Mammoth Energy Services, Inc.	1,000	22,130
Marathon Petroleum Corp.	4,100	271,666
Mastercard, Inc., Class A	3,400	717,842
Maxim Integrated Products, Inc.	4,700	255,069
McDonald’s Corp.	1,000	178,780
MEDNAX, Inc.†	3,300	119,163
Merck & Co., Inc.	12,200	908,046
Mettler-Toledo International, Inc.†	100	63,816
Michaels Cos., Inc.†	1,900	26,334
Micron Technology, Inc.†	4,300	164,346
Microsoft Corp.	23,300	2,433,219
MKS Instruments, Inc.	700	57,141
Morgan Stanley	8,900	376,470
MSC Industrial Direct Co., Inc., Class A	4,400	367,356
National Western Life Group, Inc., Class A	100	30,330
Natural Health Trends Corp.	900	14,751
NetApp, Inc.	600	38,262
NIKE, Inc., Class B	4,600	376,648
Norfolk Southern Corp.	1,900	318,706
Omnicom Group, Inc.	2,300	179,124

368

SunAmerica Series Trust SA Schroders VCP Global Allocation Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Shares	Value (Note 2)
COMMON STOCKS (continued)
United States (continued)
ON Semiconductor Corp.†	4,000	$80,160
Oracle Corp.	15,300	768,519
Packaging Corp. of America	4,500	424,440
Park Hotels & Resorts, Inc.	5,400	162,378
Parker-Hannifin Corp.	200	32,962
Parsley Energy, Inc., Class A†	3,000	55,740
Paychex, Inc.	3,800	269,040
PayPal Holdings, Inc.†	700	62,132
PepsiCo, Inc.	7,100	799,957
Pfizer, Inc.	28,100	1,192,845
Philip Morris International, Inc.	7,400	567,728
PNC Financial Services Group, Inc.	3,500	429,345
Principal Financial Group, Inc.	8,827	441,968
Procter & Gamble Co.	8,967	865,047
PulteGroup, Inc.	1,900	52,839
QUALCOMM, Inc.	9,100	450,632
Quest Diagnostics, Inc.	5,200	454,220
Raymond James Financial, Inc.	2,800	225,400
Raytheon Co.	1,400	230,664
ResMed, Inc.	700	66,619
RLJ Lodging Trust	3,700	68,635
Rockwell Automation, Inc.	1,700	288,184
Ross Stores, Inc.	2,000	184,240
Sally Beauty Holdings, Inc.†	5,843	100,616
Snap-on, Inc.	1,500	248,985
Sonoco Products Co.	2,660	153,163
State Street Corp.	1,300	92,170
Stryker Corp.	1,700	301,869
Synchrony Financial	4,000	120,160
T. Rowe Price Group, Inc.	1,800	168,228
Tanger Factory Outlet Centers, Inc.	1,500	34,125
Tenneco, Inc.	1,200	41,616
Texas Instruments, Inc.	2,100	211,428
Thermo Fisher Scientific, Inc.	200	49,134
Thor Industries, Inc.	2,700	175,824
Tiffany & Co.	1,500	133,095
TJX Cos., Inc.	2,200	109,406
Toll Brothers, Inc.	1,300	48,022
Toro Co.	3,500	208,250
Total System Services, Inc.	3,800	340,518
Tupperware Brands Corp.	1,800	49,086
United Therapeutics Corp.†	300	34,599
UnitedHealth Group, Inc.	3,200	864,640
Unum Group	4,700	163,372
US Bancorp	6,200	317,192
Valero Energy Corp.	800	70,256
Varian Medical Systems, Inc.†	700	92,421
Verisk Analytics, Inc.†	2,000	234,820
Verizon Communications, Inc.	14,200	781,852
Viacom, Inc., Class B	3,100	91,202
Visa, Inc., Class A	6,500	877,565
VMware, Inc., Class A	1,300	196,391
Walgreens Boots Alliance, Inc.	1,100	79,486
Walt Disney Co.	6,200	691,424
Waters Corp.†	700	161,854
Watsco, Inc.	400	58,992
Wells Fargo & Co.	18,600	909,726
Western Digital Corp.	5,300	238,447
Whiting Petroleum Corp.†	2,300	65,849
Xilinx, Inc.	1,300	145,522

		65,679,639

Total Common Stocks (cost $118,454,003)		114,824,512

Security Description	Principal Amount/ Shares	Value (Note 2)
PREFERRED SECURITIES/CAPITAL SECURITIES — 1.7%
Canada — 0.2%
Bank of Nova Scotia 4.65% due 12/31/2099(3)	$430,000	$386,282
Enbridge, Inc. Series 16-A 6.00% due 01/15/2077	920,000	878,627

		1,264,909

Mexico — 0.2%
Grupo Bimbo SAB de CV 5.95% due 04/17/2023*(3)	1,140,000	1,127,118

Netherlands — 0.2%
Cooperatieve Rabobank UA 11.00% due 06/30/2019*(3)	1,230,000	1,268,437

United States — 1.1%
Enterprise Products Operating LLC Company Guar. Notes 5.38% due 02/15/2078	548,000	476,088
General Electric Co. Series D 5.00% due 01/21/2021(3)	324,000	283,500
General Motors Financial Co., Inc. Series A 5.75% due 09/30/2027(3)	251,000	215,232
M&T Bank Corp. Series F 5.13% due 11/01/2026(3)	617,000	603,117
MetLife, Inc. 6.40% due 12/15/2066	485,000	518,950
Progressive Corp. Series B 5.38% due 03/15/2023(3)	1,420,000	1,382,725
Prudential Financial, Inc. 4.50% due 09/15/2047	1,714,000	1,578,594
State Street Corp 5.63% due 12/15/2023(3)	497,000	486,439
Voya Financial, Inc. Company Guar. Notes 4.70% due 01/23/2048	633,000	525,390

		6,070,035

Total Preferred Securities/Capital Securities (cost $10,254,396)		9,730,499

EXCHANGE-TRADED FUNDS — 6.2%
iShares Core S&P 500 ETF	100,908	27,401,567
SPDR Barclays Capital High Yield Bond ETF	244,605	8,646,787

Total Exchange-Traded Funds (cost $36,862,160)		36,048,354

OPTIONS - PURCHASED — 0.1%
Exchange-Traded Put Options-Purchased(7) (cost 1,288,628)	914	265,335

Total Long-Term Investment Securities (cost $333,449,344)		325,404,186

369

SunAmerica Series Trust SA Schroders VCP Global Allocation Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Principal Amount	Value (Note 2)
SHORT-TERM INVESTMENT SECURITIES — 40.0%
Registered Investment Companies — 40.0%
State Street Institutional Liquid Reserves Fund, Premier Class 2.56%(4) (cost $231,689,941)	$231,678,034	$231,701,202

TOTAL INVESTMENTS (cost $565,139,285)(5)	96.3%	557,105,388
Other assets less liabilities	3.7	21,495,889

NET ASSETS	100.0%	$578,601,277

*	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Portfolio has no right to demand registration of these securities. At January 31, 2019, the aggregate value of these securities was $21,276,601 representing 3.7% of net assets. Unless otherwise indicated, these securities are not considered to be illiquid.
†	Non-income producing security
(1)	Collateralized Mortgage Obligation
(2)	Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(3)	Perpetual maturity — maturity date reflects the next call date.
(4)	The rate shown is the 7-day yield as of January 31, 2019.
(5)	See Note 3 for cost of investments on a tax basis.
(6)	Illiquid security. At January 31, 2019, the aggregate value of these securities was $1,006,104 representing 0.2% of net assets.

(7)	Options — Purchased

Exchange-Traded Put Options - Purchased

Issue	Expiration Month	Strike Price	Number of Contracts	Notional Amount*	Premiums Paid	Value at January 31, 2019	Unrealized Appreciation/ (Depreciation)
S&P 500 Index	March 2019	$2,250	23	$6,219,430	$15,037	$6,037	$(9,000)
S&P 500 Index	February 2019	2,050	244	65,980,040	395,307	4,880	(390,427)
S&P 500 Index	March 2019	2,125	212	57,326,920	394,791	32,330	(362,461)
S&P 500 Index	March 2019	2,090	40	10,816,400	68,952	5,400	(63,552)
S&P 500 Index	March 2019	2,220	19	5,137,790	12,612	4,323	(8,289)
S&P 500 Index	February 2019	2,220	61	16,495,010	14,632	2,440	(12,192)
S&P 500 Index	April 2019	2,250	270	73,010,700	333,126	182,250	(150,876)
S&P 500 Index	April 2019	2,230	45	12,168,450	54,171	27,675	(26,496)

					$1,288,628	$265,335	$(1,023,293)

*	Notional amount is calculated by multiplying the number of contracts by the multiplier by the market value of the underlying security or index.

ADR — American Depositary Receipt

CVA — Certification Van Aandelen (Dutch Cert.)

EN Amsterdam — Euronext Amsterdam Stock Exchange

ETF — Exchange-Traded Fund

GDR — Global Depositary Receipt

NVDR — Non-Voting Depositary Receipt

TRQX — Turquoise Stock Exchange

VRS — Variable Rate Security

The rates shown on VRS are the current interest rates at January 31, 2019 and unless noted otherwise, the dates shown are the original maturity dates.

Futures Contracts

Number of Contracts	Type	Description	Expiration Month	Notional Basis*	Notional Value*	Unrealized Appreciation (Depreciation)

87	Long	SPI 200 Index	March 2019	$8,771,629	$9,193,015	$421,386

59	Long	S&P/Toronto Stock Exchange 60 Index	March 2019	7,876,898	8,332,159	455,261

840	Long	Euro Stoxx 50 Index	March 2019	29,452,131	30,324,183	872,052

127	Long	Topix Index	March 2019	18,507,450	18,291,755	(215,695)

74	Long	FTSE 100 Index	March 2019	6,603,767	6,703,257	99,490

48	Long	KOSPI 200 Index	March 2019	2,938,898	3,114,249	175,351

845	Long	S&P 500 E-Mini Index	March 2019	110,818,434	114,265,125	3,446,691

31	Long	U.S. Treasury 2 Year Notes	March 2019	6,543,380	6,582,172	38,792

300	Long	U.S. Treasury 10 Year Notes	March 2019	36,228,686	36,740,625	511,939

31	Long	U.S. Treasury Long Bonds	March 2019	4,501,403	4,547,313	45,910

370

SunAmerica Series Trust SA Schroders VCP Global Allocation Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Futures Contracts

Number of Contracts	Type	Description	Expiration Month	Notional Basis*	Notional Value*	Unrealized Appreciation (Depreciation)

199	Long	MSCI Emerging Markets Index	March 2019	$9,743,284	$10,592,770	$849,486

318	Long	E-Mini Russell 2000 Index	March 2019	22,767,929	23,853,180	1,085,251

141	Short	Euro Stoxx 50 Index	March 2019	4,910,481	5,090,131	(179,650)

9	Short	Topix Index	March 2019	1,251,948	1,296,266	(44,318)

106	Short	S&P 500 E-Mini Index	March 2019	13,629,653	14,333,850	(704,197)

30	Short	U.S. Treasury 5 Year Notes	March 2019	3,431,230	3,445,781	(14,551)

93	Short	U.S. Treasury 10 Year Notes	March 2019	11,368,596	11,389,593	(20,997)

80	Short	MSCI Taiwan Index	February 2019	2,951,474	2,973,600	(22,126)

						$6,800,075

*	Notional basis refers to the contractual amount agreed upon at inception of the open contract; notional value represents the current value of the open contract.

Forward Foreign Currency Contracts

Counterparty	Contract to Deliver		In Exchange For		Delivery Date	Unrealized Appreciation	Unrealized (Depreciation)
Bank of America, N.A.	EUR	20,558,089	GBP	18,154,355	02/27/2019	$262,933	$—
	EUR	11,360,325	JPY	1,412,077,000	02/27/2019	—	(41,336)
	NZD	16,720,000	AUD	15,756,728	02/27/2019	—	(105,526)

						262,933	(146,862)

Barclays Bank PLC	TWD	88,088,000	USD	2,855,550	02/27/2019	—	(17,061)
	USD	2,841,805	CNY	19,295,000	02/27/2019	38,892	—
	USD	1,149,891	DKK	7,533,000	02/27/2019	7,457	—

						46,349	(17,061)

Citibank N.A.	USD	14,211,848	JPY	1,551,520,534	02/27/2019	57,474	—

Morgan Stanley and Co. International PLC	GBP	8,382,949	EUR	9,581,000	02/27/2019	—	(20,373)
	SGD	16,473,000	USD	12,114,103	02/27/2019	—	(128,643)
	USD	2,920,379	IDR	41,758,499,000	02/27/2019	71,657	—
	USD	2,663,320	SEK	23,965,000	02/27/2019	—	(9,971)
	USD	2,894,236	ZAR	40,484,000	02/27/2019	149,971	—

						221,628	(158,987)

UBS AG London	AUD	16,978,186	SGD	16,473,000	02/27/2019	—	(102,990)
	BRL	22,626,000	USD	6,125,944	02/04/2019	—	(77,718)
	GBP	977,421	USD	1,263,072	02/27/2019	—	(20,421)
	KRW	2,471,126,000	USD	2,186,342	02/27/2019	—	(35,934)
	USD	5,979,068	BRL	22,626,000	02/04/2019	224,595	—
	USD	17,953,299	AUD	25,169,352	02/27/2019	348,668	—
	USD	8,500,561	CAD	11,322,577	02/27/2019	121,763	—
	USD	5,693,411	CHF	5,659,000	02/27/2019	9,564	—
	USD	47,589,985	EUR	41,774,000	02/27/2019	317,088	—
	USD	2,839,732	INR	203,481,000	02/27/2019	20,414	—
	USD	2,877,556	PHP	151,158,000	02/27/2019	17,584	—
	USD	2,923,275	RUB	195,475,000	02/27/2019	57,344	—
	USD	2,803,968	TRY	15,326,000	02/27/2019	119,253	—
	USD	3,022,603	BRL	11,313,000	03/06/2019	74,261	—

						1,310,534	(237,063)

Net Unrealized Appreciation/(Depreciation)						$1,898,918	$(559,973)

AUD	— Australian Dollar	GBP	— British Pound Sterling	RUB	— New Russian Ruble
BRL	— Brazilian Real	IDR	— Indonesian Rupiah	SEK	— Swedish Krona
CAD	— Canadian Dollar	INR	— Indian Rupee	SGD	— Singapore Dollar
CHF	— Swiss Franc	JPY	— Japanese Yen	TRY	— Turkish Lira
CNY	—Yuan Renminbi	KRW	— South Korean Won	TWD	— New Taiwan Dollar
DKK	— Danish Krone	NZD	— New Zealand Dollar	USD	— United States Dollar
EUR	— Euro Dollar	PHP	— Philippine Peso	ZAR	— South African Rand

371

SunAmerica Series Trust SA Schroders VCP Global Allocation Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

The following is a summary of the inputs used to value the Portfolio’s net assets as of January 31, 2019 (see Note 2):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs		Level 3 - Significant Unobservable Inputs	Total
ASSETS:
Investments at Value:*
Asset Backed Securities	$—	$3,625,932		$—	$3,625,932
Foreign Corporate Bonds & Notes	—	23,361,006		—	23,361,006
U.S. Corporate Bonds & Notes	—	137,548,548		—	137,548,548
Common Stocks	73,727,251	41,097,261	**	—	114,824,512
Preferred Securities/Capital Securities	—	9,730,499		—	9,730,499
Exchange-Traded Funds	36,048,354	—		—	36,048,354
Options-Purchased	265,335	—		—	265,335
Short-Term Investment Securities	231,701,202	—		—	231,701,202

Total Investments at Value	$341,742,142	$215,363,246		$—	$557,105,388

Other Financial Instruments:†
Futures Contracts	$6,433,330	$1,568,279	**	$—	$8,001,609
Forward Foreign Currency Contracts	—	1,898,918		—	1,898,918

Total Other Financial Instruments	$6,433,330	$3,467,197		$—	$9,900,527

LIABILITIES:
Other Financial Instruments:†
Futures Contracts	$761,870	$439,664	**	$—	$1,201,534
Forward Foreign Currency Contracts	—	559,973		—	559,973

Total Other Financial Instruments	$761,870	$999,637		$—	$1,761,507

*	For a detailed presentation of investments, please refer to the Portfolio of Investments.
**	Represents foreign equity/index futures and securities that have been fair valued in accordance with pricing procedures approved by the Board (see Note 2).
†	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forward, and swap contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

See Notes to Financial Statements

372

SunAmerica Series Trust SA Small Cap Index Portfolio

PORTFOLIO PROFILE — January 31, 2019 — (unaudited)

Industry Allocation*

Repurchase Agreements	15.9%
Banks-Commercial	7.4
Real Estate Investment Trusts	6.4
Medical-Biomedical/Gene	4.0
Medical-Drugs	1.9
Medical Products	1.8
Enterprise Software/Service	1.5
Electric-Integrated	1.3
Retail-Restaurants	1.2
Savings & Loans/Thrifts	1.2
Oil Companies-Exploration & Production	1.1
Insurance-Property/Casualty	1.0
U.S. Government Treasuries	1.0
Chemicals-Specialty	1.0
Electronic Components-Semiconductors	1.0
Computer Services	1.0
Gas-Distribution	0.9
Human Resources	0.9
Computer Software	0.8
Applications Software	0.8
Oil-Field Services	0.8
Building & Construction Products-Misc.	0.7
Electronic Components-Misc.	0.7
Retail-Apparel/Shoe	0.7
Commercial Services	0.7
Investment Management/Advisor Services	0.7
Distribution/Wholesale	0.6
Auto/Truck Parts & Equipment-Original	0.6
E-Commerce/Services	0.6
Insurance-Life/Health	0.6
Semiconductor Equipment	0.6
Building-Residential/Commercial	0.6
Television	0.6
Aerospace/Defense-Equipment	0.5
Schools	0.5
Telecom Equipment-Fiber Optics	0.5
Food-Misc./Diversified	0.5
Retail-Misc./Diversified	0.5
Commercial Services-Finance	0.5
Medical Labs & Testing Services	0.5
Semiconductor Components-Integrated Circuits	0.5
Metal Processors & Fabrication	0.5
Financial Guarantee Insurance	0.4
Diversified Manufacturing Operations	0.4
Aerospace/Defense	0.4
Airlines	0.4
Machinery-General Industrial	0.4
Medical Information Systems	0.4
Insurance-Multi-line	0.4
Medical Instruments	0.4
Computers-Integrated Systems	0.4
Building-Heavy Construction	0.4
Finance-Investment Banker/Broker	0.4
Transport-Marine	0.4
Building & Construction-Misc.	0.4
Water	0.4
Finance-Mortgage Loan/Banker	0.4
Rental Auto/Equipment	0.4
Computer Data Security	0.3
Energy-Alternate Sources	0.3
Footwear & Related Apparel	0.3

Consumer Products-Misc.	0.3%
Medical-Outpatient/Home Medical	0.3
Consulting Services	0.3
Electronic Parts Distribution	0.3
Food-Wholesale/Distribution	0.3
Coal	0.3
Retail-Automobile	0.3
Instruments-Controls	0.3
Insurance-Reinsurance	0.3
Office Furnishings-Original	0.3
Therapeutics	0.3
E-Commerce/Products	0.3
Wireless Equipment	0.3
Rubber/Plastic Products	0.3
Chemicals-Diversified	0.3
Retail-Discount	0.3
Machinery-Pumps	0.3
Racetracks	0.3
Diagnostic Equipment	0.3
Real Estate Management/Services	0.3
Electronic Measurement Instruments	0.3
Computers-Other	0.3
Transport-Truck	0.3
Engineering/R&D Services	0.3
Oil Refining & Marketing	0.3
Data Processing/Management	0.3
Finance-Consumer Loans	0.3
Transport-Services	0.2
Steel-Producers	0.2
Retail-Building Products	0.2
Printing-Commercial	0.2
Telecom Services	0.2
Miscellaneous Manufacturing	0.2
Recreational Centers	0.2
Apparel Manufacturers	0.2
Diagnostic Kits	0.2
Building Products-Doors & Windows	0.2
Medical-Generic Drugs	0.2
Disposable Medical Products	0.2
Retail-Home Furnishings	0.2
Non-Hazardous Waste Disposal	0.2
Advertising Services	0.2
Resorts/Theme Parks	0.2
Building-Mobile Home/Manufactured Housing	0.2
Power Converter/Supply Equipment	0.2
Publishing-Newspapers	0.2
Oil Field Machinery & Equipment	0.2
Firearms & Ammunition	0.2
Casino Services	0.2
Transport-Equipment & Leasing	0.2
Hotels/Motels	0.2
Medical-Hospitals	0.2
Paper & Related Products	0.2
Internet Content-Information/News	0.2
Retail-Pawn Shops	0.2
Machine Tools & Related Products	0.2
Health Care Cost Containment	0.2
Satellite Telecom	0.2
Networking Products	0.2
Web Hosting/Design	0.2
Security Services	0.2

373

SunAmerica Series Trust SA Small Cap Index Portfolio

PORTFOLIO PROFILE — January 31, 2019 — (unaudited) — (continued)

Industry Allocation* (continued)

Veterinary Diagnostics	0.2%
Cosmetics & Toiletries	0.1
Wire & Cable Products	0.1
Batteries/Battery Systems	0.1
Transactional Software	0.1
Steel-Specialty	0.1
Athletic Equipment	0.1
Drug Delivery Systems	0.1
Medical-Nursing Homes	0.1
Lasers-System/Components	0.1
Internet Security	0.1
Banks-Super Regional	0.1
Tobacco	0.1
Metal-Iron	0.1
Telecommunication Equipment	0.1
Internet Connectivity Services	0.1
Oil & Gas Drilling	0.1
Environmental Consulting & Engineering	0.1
Cable/Satellite TV	0.1
Chemicals-Plastics	0.1
Electric Products-Misc.	0.1
Medical-HMO	0.1
Telephone-Integrated	0.1
Building Products-Wood	0.1
Cellular Telecom	0.1
Audio/Video Products	0.1
Real Estate Operations & Development	0.1
Transport-Air Freight	0.1
Building-Maintenance & Services	0.1
Gambling (Non-Hotel)	0.1
Appliances	0.1
Golf	0.1
Electric-Generation	0.1
Beverages-Non-alcoholic	0.1
Internet Content-Entertainment	0.1
Poultry	0.1
Electronic Security Devices	0.1
Private Equity	0.1
Publishing-Books	0.1
Casino Hotels	0.1
Auto/Truck Parts & Equipment-Replacement	0.1
Multimedia	0.1
Auto Repair Centers	0.1
Brewery	0.1
Banks-Mortgage	0.1
Machinery-Electrical	0.1
Healthcare Safety Devices	0.1
Precious Metals	0.1
Home Furnishings	0.1
Publishing-Periodicals	0.1
Auto-Heavy Duty Trucks	0.1
Identification Systems	0.1
Linen Supply & Related Items	0.1
Communications Software	0.1
Metal-Aluminum	0.1
Retail-Bedding	0.1
Agricultural Operations	0.1
Retail-Vision Service Center	0.1
E-Marketing/Info	0.1
Retail-Pet Food & Supplies	0.1
Steel Pipe & Tube	0.1

Dental Supplies & Equipment	0.1%
Vitamins & Nutrition Products	0.1
Rubber-Tires	0.1
Quarrying	0.1
Hazardous Waste Disposal	0.1
Retail-Jewelry	0.1
Metal Products-Distribution	0.1
Food-Confectionery	0.1
Machinery-Farming	0.1
Funeral Services & Related Items	0.1
Recreational Vehicles	0.1
Storage/Warehousing	0.1
Retail-Petroleum Products	0.1
Filtration/Separation Products	0.1
Independent Power Producers	0.1
Retail-Office Supplies	0.1
Optical Supplies	0.1
Broadcast Services/Program	0.1
Finance-Commercial	0.1
Theaters	0.1
Machinery-Construction & Mining	0.1
Building Products-Cement	0.1
Internet Application Software	0.1
X-Ray Equipment	0.1
Insurance Brokers	0.1
Building Products-Air & Heating	0.1
Retirement/Aged Care	0.1
Computers-Periphery Equipment	0.1
Circuit Boards	0.1
Water Treatment Systems	0.1
Metal Products-Fasteners	0.1
Motion Pictures & Services	0.1
Housewares	0.1
Auction Houses/Art Dealers	0.1
Investment Companies	0.1
Non-Ferrous Metals	0.1
Gold Mining	0.1
Office Automation & Equipment	0.1
Physical Therapy/Rehabilitation Centers	0.1
Finance-Leasing Companies	0.1
Pipelines	0.1
Medical-Wholesale Drug Distribution	0.1
Educational Software	0.1
Finance-Other Services	0.1
Containers-Metal/Glass	0.1
Computers-Voice Recognition	0.1
Food-Retail	0.1

99.8%

*	Calculated as a percentage of net assets

374

SunAmerica Series Trust SA Small Cap Index Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019

Security Description	Shares	Value (Note 2)
COMMON STOCKS — 81.3%
Advanced Materials — 0.0%
Haynes International, Inc.	1,159	$38,015

Advertising Agencies — 0.0%
MDC Partners, Inc., Class A†	5,215	15,488
Telaria, Inc.†	4,098	13,073

		28,561

Advertising Sales — 0.0%
Boston Omaha Corp., Class A†	471	11,911
Clear Channel Outdoor Holdings, Inc., Class A†	3,461	19,278

		31,189

Advertising Services — 0.2%
Fluent, Inc.†	3,042	14,358
Trade Desk, Inc., Class A†	3,111	443,878

		458,236

Aerospace/Defense — 0.4%
AeroVironment, Inc.†	1,980	153,767
Esterline Technologies Corp.†	2,443	297,313
Kratos Defense & Security Solutions, Inc.†	8,225	127,405
MSA Safety, Inc.	3,184	318,973
National Presto Industries, Inc.	463	55,384
Wesco Aircraft Holdings, Inc.†	5,059	44,216

		997,058

Aerospace/Defense-Equipment — 0.5%
AAR Corp.	3,069	115,640
Aerojet Rocketdyne Holdings, Inc.†	6,767	267,094
Astronics Corp.†	1,995	61,187
Barnes Group, Inc.	4,463	263,674
Ducommun, Inc.†	993	39,094
Kaman Corp.	2,578	152,411
Moog, Inc., Class A	2,997	268,142
Triumph Group, Inc.	4,551	81,235

		1,248,477

Agricultural Biotech — 0.0%
Calyxt, Inc.†	555	7,365

Agricultural Chemicals — 0.0%
Intrepid Potash, Inc.†	8,919	27,738
Marrone Bio Innovations, Inc.†	5,093	7,792

		35,530

Agricultural Operations — 0.1%
Alico, Inc.	307	9,087
Andersons, Inc.	2,541	89,062
Cadiz, Inc.†	2,111	21,743
Limoneira Co.	1,388	30,578
Tejon Ranch Co.†	1,964	36,963

		187,433

Airlines — 0.4%
Allegiant Travel Co.	1,204	156,520
Hawaiian Holdings, Inc.	4,580	146,652
Mesa Air Group, Inc.†	1,044	9,135
SkyWest, Inc.	4,758	242,420
Spirit Airlines, Inc.†	6,408	376,918

		931,645

Security Description	Shares	Value (Note 2)
Apparel Manufacturers — 0.2%
Deckers Outdoor Corp.†	2,730	$350,668
Oxford Industries, Inc.	1,563	119,695
Superior Group of Cos., Inc.	846	15,033

		485,396

Appliances — 0.1%
Hamilton Beach Brands Holding Co., Class A	601	15,710
iRobot Corp.†	2,518	226,091

		241,801

Applications Software — 0.8%
Appfolio, Inc., Class A†	1,458	92,306
Brightcove, Inc.†	3,370	27,028
Ebix, Inc.	2,247	128,349
Five9, Inc.†	5,355	273,801
HubSpot, Inc.†	3,457	547,278
Immersion Corp.†	2,419	22,956
MINDBODY, Inc., Class A†	4,069	148,356
New Relic, Inc.†	4,212	428,150
Park City Group, Inc.†	1,243	10,764
PDF Solutions, Inc.†	2,585	27,168
Telenav, Inc.†	2,891	12,807
Upland Software, Inc.†	1,468	45,860

		1,764,823

Athletic Equipment — 0.1%
Clarus Corp.	1,952	21,843
Fox Factory Holding Corp.†	3,369	199,883
Nautilus, Inc.†	2,790	20,953
Vista Outdoor, Inc.†	5,330	53,193
YETI Holdings, Inc.†	1,594	27,114

		322,986

Auction Houses/Art Dealers — 0.1%
Sotheby’s†	3,293	133,004

Audio/Video Products — 0.1%
Daktronics, Inc.	3,357	25,278
Roku, Inc.†	4,047	181,913
Sonos, Inc.†	1,497	17,769
Universal Electronics, Inc.†	1,258	35,438

		260,398

Auto Repair Centers — 0.1%
Monro, Inc.	2,973	213,045

Auto-Heavy Duty Trucks — 0.1%
Blue Bird Corp.†	1,277	25,374
Navistar International Corp.†	4,595	150,900
REV Group, Inc.	2,738	22,753

		199,027

Auto-Truck Trailers — 0.0%
Wabash National Corp.	5,172	72,098

Auto/Truck Parts & Equipment-Original — 0.6%
Altra Industrial Motion Corp.	5,605	171,569
American Axle & Manufacturing Holdings, Inc.†	10,406	153,801
Cooper-Standard Holdings, Inc.†	1,655	126,541
Dana, Inc.	13,659	240,672
Gentherm, Inc.†	3,254	138,490
Meritor, Inc.†	7,597	157,106
Methode Electronics, Inc.	3,365	86,649
Miller Industries, Inc.	1,031	30,982

375

SunAmerica Series Trust SA Small Cap Index Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Shares	Value (Note 2)
COMMON STOCKS (continued)
Auto/Truck Parts & Equipment-Original (continued)
Modine Manufacturing Co.†	4,626	$67,678
Spartan Motors, Inc.	3,186	26,826
Superior Industries International, Inc.	2,295	11,819
Tenneco, Inc.	4,750	164,730
Titan International, Inc.	4,691	26,363
Tower International, Inc.	1,851	53,846

		1,457,072

Auto/Truck Parts & Equipment-Replacement — 0.1%
Commercial Vehicle Group, Inc.†	2,823	21,088
Douglas Dynamics, Inc.	2,074	73,420
Motorcar Parts of America, Inc.†	1,777	35,540
Standard Motor Products, Inc.	1,983	97,484

		227,532

B2B/E-Commerce — 0.0%
ePlus, Inc.†	1,249	98,946

Banks-Commercial — 7.4%
1st Constitution Bancorp	685	13,303
1st Source Corp.	1,465	66,511
Access National Corp.	1,437	33,928
ACNB Corp.	638	23,223
Allegiance Bancshares, Inc.†	1,099	39,476
Amalgamated Bank, Class A	1,104	19,806
American National Bankshares, Inc.	770	25,164
Ameris Bancorp	3,958	150,206
Ames National Corp.	804	20,213
Arrow Financial Corp.	1,140	36,309
Atlantic Capital Bancshares, Inc.†	2,382	43,067
Auburn National Bancorporation, Inc.	221	7,196
BancFirst Corp.	1,683	90,343
Bancorp, Inc.†	4,707	39,915
BancorpSouth Bank	8,795	256,638
Bank of Commerce Holdings	1,449	15,490
Bank of Marin Bancorp	1,270	53,264
Bank of N.T. Butterfield & Son, Ltd.	5,098	178,685
Bank of Princeton	539	15,922
Bank7 Corp.†	320	4,989
Bankwell Financial Group, Inc.	577	16,675
Banner Corp.	2,993	163,238
Bar Harbor Bankshares	1,424	34,076
Baycom Corp.†	955	20,628
BCB Bancorp, Inc.	1,265	14,851
Blue Hills Bancorp, Inc.	2,147	50,755
Bridge Bancorp, Inc.	1,549	47,694
Bridgewater Bancshares, Inc.†	2,164	24,129
Bryn Mawr Bank Corp.	1,862	68,875
Business First Bancshares	995	22,955
Byline Bancorp, Inc.†	1,522	28,751
C&F Financial Corp.	309	15,444
Cadence BanCorp	11,231	210,581
Cambridge Bancorp	345	26,254
Camden National Corp.	1,437	58,227
Capital Bancorp, Inc.†	594	6,979
Capital City Bank Group, Inc.	1,067	25,608
Capstar Financial Holdings, Inc.	737	11,755
Carolina Financial Corp.	1,962	67,924
Cathay General Bancorp	7,223	268,118
CB Financial Services, Inc.	436	10,529
CBTX, Inc.	1,740	56,115
CenterState Bank Corp.	8,559	212,263
Central Pacific Financial Corp.	2,645	75,726

Security Description	Shares	Value (Note 2)
Banks-Commercial (continued)
Central Valley Community Bancorp	1,076	$21,273
Century Bancorp, Inc., Class A	268	20,805
Chemical Financial Corp.	6,662	296,192
Chemung Financial Corp.	306	12,828
Citizens & Northern Corp.	1,107	27,752
City Holding Co.	1,480	106,086
Civista Bancshares, Inc.	1,285	24,068
CNB Financial Corp.	1,356	34,266
Coastal Financial Corp.†	595	8,848
Codorus Valley Bancorp, Inc.	850	18,785
Columbia Banking System, Inc.	6,829	250,966
Community Bank System, Inc.	4,690	281,165
Community Financial Corp.	452	13,357
Community Trust Bancorp, Inc.	1,447	58,763
ConnectOne Bancorp, Inc.	2,821	56,420
County Bancorp, Inc.	478	8,179
Customers Bancorp, Inc.†	2,739	53,876
CVB Financial Corp.	10,451	228,981
Eagle Bancorp, Inc.†	2,979	163,487
Enterprise Bancorp, Inc.	900	29,115
Enterprise Financial Services Corp.	2,125	93,776
Equity Bancshares, Inc., Class A†	1,248	39,624
Esquire Financial Holdings, Inc.†	557	12,104
Evans Bancorp, Inc.	436	15,260
Farmers & Merchants Bancorp, Inc.	834	26,296
Farmers National Banc Corp.	2,366	30,687
FB Financial Corp.	1,527	50,513
Fidelity D&D Bancorp, Inc.	261	15,402
Fidelity Southern Corp.	2,047	62,352
Financial Institutions, Inc.	1,434	38,460
First Bancorp, Inc./Maine	948	24,525
First Bancorp, Inc./North Carolina	2,733	100,492
First BanCorp./Puerto Rico	19,961	212,585
First Bancshares, Inc.	1,156	37,466
First Bank	1,524	17,130
First Busey Corp.	4,082	101,070
First Business Financial Services, Inc.	775	15,996
First Choice Bancorp	838	18,109
First Commonwealth Financial Corp.	9,322	126,779
First Community Bancshares, Inc.	1,482	50,833
First Community Corp.	670	13,735
First Financial Bancorp	8,918	234,811
First Financial Bankshares, Inc.	6,068	370,755
First Financial Corp.	1,112	46,115
First Foundation, Inc.†	3,557	51,683
First Guaranty Bancshares, Inc.	449	9,757
First Internet Bancorp	912	18,240
First Interstate BancSystem, Inc., Class A	3,072	119,562
First Merchants Corp.	4,612	168,938
First Mid-Illinois Bancshares, Inc.	1,185	38,607
First Midwest Bancorp, Inc.	9,873	217,403
First Northwest Bancorp	890	13,590
First of Long Island Corp.	2,292	47,490
First United Corp.	638	10,336
Franklin Financial Network, Inc.†	1,194	38,053
Fulton Financial Corp.	16,093	258,293
FVCBankcorp, Inc.†	174	3,045
German American Bancorp, Inc.	1,965	57,476
Glacier Bancorp, Inc.	7,930	334,487
Great Southern Bancorp, Inc.	1,031	54,994
Great Western Bancorp, Inc.	5,532	195,224
Guaranty Bancshares, Inc.	718	21,540

376

SunAmerica Series Trust SA Small Cap Index Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Shares	Value (Note 2)
COMMON STOCKS (continued)
Banks-Commercial (continued)
Hancock Whitney Corp.†	7,949	$326,545
Hanmi Financial Corp.	2,980	65,351
HarborOne Bancorp, Inc.†	1,356	20,584
Heartland Financial USA, Inc.	2,742	124,377
Heritage Commerce Corp.	3,731	49,510
Heritage Financial Corp.	3,413	105,735
Hilltop Holdings, Inc.	6,720	123,715
Home BancShares, Inc.	14,880	272,453
HomeStreet, Inc.†	2,327	56,942
Hope Bancorp, Inc.	11,629	166,411
Horizon Bancorp	3,457	55,796
Howard Bancorp, Inc.†	1,220	15,653
IBERIABANK Corp.	5,184	383,046
Independent Bank Corp./Massachusetts	2,541	202,721
Independent Bank Corp./Michigan	2,051	45,450
International Bancshares Corp.	5,164	183,167
Investar Holding Corp.	829	19,117
Kearny Financial Corp.	8,526	109,474
Lakeland Bancorp, Inc.	4,202	65,761
Lakeland Financial Corp.	2,278	102,578
LCNB Corp.	840	13,860
LegacyTexas Financial Group, Inc.	4,442	176,969
Level One Bancorp, Inc.	482	11,713
Live Oak Bancshares, Inc.	2,377	33,040
Luther Burbank Corp.	1,903	17,983
Macatawa Bank Corp.	2,429	23,707
MB Financial, Inc.	7,755	344,167
MBT Financial Corp.	1,670	16,717
Mercantile Bank Corp.	1,515	50,298
Merchants Bancorp	1,504	29,433
Metropolitan Bank Holding Corp.†	609	21,315
Mid Penn Bancorp, Inc.	439	10,163
Middlefield Banc Corp.	284	12,144
Midland States Bancorp, Inc.	1,970	47,497
MidSouth Bancorp, Inc.	1,396	15,942
MidWestOne Financial Group, Inc.	1,042	28,874
MVB Financial Corp.	800	13,472
National Bankshares, Inc.	631	21,915
National Commerce Corp.†	1,665	67,790
NBT Bancorp, Inc.	3,980	141,768
Nicolet Bankshares, Inc.†	777	42,494
Northeast Bancorp	706	13,922
Northrim BanCorp, Inc.	634	21,004
Norwood Financial Corp.	537	15,745
Oak Valley Bancorp	647	11,420
OFG Bancorp	4,044	78,373
Ohio Valley Banc Corp.	383	13,742
Old Line Bancshares, Inc.	1,463	39,516
Old National Bancorp	14,112	227,768
Old Second Bancorp, Inc.	2,711	38,035
OP Bancorp†	1,179	10,729
Opus Bank	1,841	38,477
Origin Bancorp, Inc.	1,630	55,534
Orrstown Financial Services, Inc.	694	13,068
Pacific City Financial Corp.	1,107	18,210
Pacific Mercantile Bancorp†	1,451	11,405
Park National Corp.	1,282	120,534
PCSB Financial Corp.	1,548	31,440
Peapack Gladstone Financial Corp.	1,711	45,667
Penns Woods Bancorp, Inc.	427	15,086
People’s Utah Bancorp	1,436	42,218

Security Description	Shares	Value (Note 2)
Banks-Commercial (continued)
Peoples Bancorp of North Carolina, Inc.	433	$11,258
Peoples Bancorp, Inc.	1,650	52,800
Peoples Financial Services Corp.	643	26,517
Preferred Bank	1,301	60,575
Premier Financial Bancorp, Inc.	1,106	15,783
Provident Bancorp, Inc.†	403	9,112
QCR Holdings, Inc.	1,221	41,831
RBB Bancorp	1,296	24,170
Reliant Bancorp, Inc.	943	20,274
Renasant Corp.	4,501	159,876
Republic Bancorp, Inc., Class A	897	37,396
Republic First Bancorp, Inc.†	4,107	24,231
S&T Bancorp, Inc.	3,215	123,520
Sandy Spring Bancorp, Inc.	3,235	105,493
SB One Bancorp	667	14,607
Seacoast Banking Corp. of Florida†	4,293	118,143
Select Bancorp, Inc.†	1,446	17,497
ServisFirst Bancshares, Inc.	4,344	146,610
Shore Bancshares, Inc.	1,176	17,522
Sierra Bancorp	1,317	35,032
Simmons First National Corp., Class A	8,453	209,127
SmartFinancial, Inc.†	1,061	20,477
South State Corp.	3,413	226,453
Southern First Bancshares, Inc.†	641	23,070
Southern National Bancorp of Virginia, Inc.	1,825	27,521
Southside Bancshares, Inc.	3,102	102,335
Spirit of Texas Bancshares, Inc.†	857	18,871
Sterling Bancorp, Inc.	2,043	17,570
Stock Yards Bancorp, Inc.	2,012	69,555
Summit Financial Group, Inc.	1,030	24,236
Tompkins Financial Corp.	1,377	101,265
Towne Bank	6,154	159,758
TriCo Bancshares	2,383	89,887
TriState Capital Holdings, Inc.†	2,291	46,645
Triumph Bancorp, Inc.†	2,240	68,230
TrustCo Bank Corp.	8,742	67,838
Trustmark Corp.	6,230	196,432
UMB Financial Corp.	4,233	272,436
Union Bankshares Corp.	6,116	193,021
United Bankshares, Inc.	9,334	330,144
United Community Banks, Inc.	7,324	188,373
United Security Bancshares	1,225	12,568
Unity Bancorp, Inc.	721	14,283
Univest Corp. of Pennsylvania	2,693	63,259
Valley National Bancorp	30,140	304,715
Veritex Holdings, Inc.†	4,122	109,068
Washington Trust Bancorp, Inc.	1,406	73,168
WesBanco, Inc.	4,880	198,177
West Bancorporation, Inc.	1,483	31,944
Westamerica Bancorporation	2,406	150,760
Western New England Bancorp, Inc.	2,462	22,773

		16,794,349

Banks-Fiduciary — 0.0%
Parke Bancorp, Inc.	646	12,674
Union Bankshares, Inc.	364	17,345

		30,019

Banks-Mortgage — 0.1%
Flagstar Bancorp, Inc.†	2,759	85,115
Walker & Dunlop, Inc.	2,584	124,213

		209,328

377

SunAmerica Series Trust SA Small Cap Index Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Shares	Value (Note 2)
COMMON STOCKS (continued)
Banks-Super Regional — 0.1%
Independent Bank Group, Inc.	3,051	$160,971
Meta Financial Group, Inc.	2,608	61,418
National Bank Holdings Corp., Class A	2,685	85,813

		308,202

Batteries/Battery Systems — 0.1%
EnerSys	3,933	335,328

Beverages-Non-alcoholic — 0.1%
Celsius Holdings, Inc.†	2,133	8,724
Coca-Cola Consolidated, Inc.	439	94,736
National Beverage Corp.	1,098	92,056
Primo Water Corp.†	3,061	39,885

		235,401

Beverages-Wine/Spirits — 0.0%
MGP Ingredients, Inc.	1,235	88,661

Brewery — 0.1%
Boston Beer Co., Inc., Class A†	771	192,102
Craft Brew Alliance, Inc.†	1,189	19,571

		211,673

Broadcast Services/Program — 0.1%
Hemisphere Media Group, Inc.†	1,692	22,436
MSG Networks, Inc., Class A†	5,526	123,782

		146,218

Building & Construction Products-Misc. — 0.7%
American Woodmark Corp.†	1,319	92,264
Armstrong Flooring, Inc.†	1,985	26,837
Builders FirstSource, Inc.†	10,553	139,511
Caesarstone, Ltd.	2,140	32,913
Forterra, Inc.†	1,762	9,039
Gibraltar Industries, Inc.†	2,982	106,308
Louisiana-Pacific Corp.	13,263	323,352
NCI Building Systems, Inc.†	3,980	32,477
Patrick Industries, Inc.†	2,155	85,985
Simpson Manufacturing Co., Inc.	3,870	237,541
Summit Materials, Inc., Class A†	10,471	159,787
Trex Co., Inc.†	5,520	385,075

		1,631,089

Building & Construction-Misc. — 0.4%
Comfort Systems USA, Inc.	3,422	164,153
EMCOR Group, Inc.	5,345	348,654
IES Holdings, Inc.†	779	13,041
MYR Group, Inc.†	1,503	45,796
NV5 Global, Inc.†	875	61,924
TopBuild Corp.†	3,312	174,907
Willscot Corp.†	3,331	34,143

		842,618

Building Products-Air & Heating — 0.1%
AAON, Inc.	3,853	142,330

Building Products-Cement — 0.1%
Continental Building Products, Inc.†	3,471	91,426
US Concrete, Inc.†	1,502	53,471

		144,897

Building Products-Doors & Windows — 0.2%
Apogee Enterprises, Inc.	2,585	88,071
Griffon Corp.	3,231	51,405
JELD-WEN Holding, Inc.†	6,347	113,230

Security Description	Shares	Value (Note 2)
Building Products-Doors & Windows (continued)
Masonite International Corp.†	2,458	$140,598
PGT Innovations, Inc.†	5,289	88,009

		481,313

Building Products-Wood — 0.1%
Boise Cascade Co.	3,630	99,716
Universal Forest Products, Inc.	5,599	172,561

		272,277

Building-Heavy Construction — 0.4%
Aegion Corp.†	2,995	54,359
Dycom Industries, Inc.†	2,820	163,701
Granite Construction, Inc.	4,105	177,418
Great Lakes Dredge & Dock Corp.†	5,329	37,676
MasTec, Inc.†	5,922	262,818
Orion Group Holdings, Inc.†	2,627	11,086
Primoris Services Corp.	3,904	77,885
Sterling Construction Co., Inc.†	2,490	32,968
Tutor Perini Corp.†	3,495	60,149

		878,060

Building-Maintenance & Services — 0.1%
ABM Industries, Inc.	6,179	211,260
Brightview Holdings, Inc.†	2,308	34,181

		245,441

Building-Mobile Home/Manufactured Housing — 0.2%
Cavco Industries, Inc.†	799	132,866
LCI Industries	2,282	188,128
Skyline Champion Corp.	2,694	48,654
Winnebago Industries, Inc.	2,889	82,625

		452,273

Building-Residential/Commercial — 0.6%
Beazer Homes USA, Inc.†	2,935	36,776
Century Communities, Inc.†	2,443	57,313
Green Brick Partners, Inc.†	2,290	19,373
Hovnanian Enterprises, Inc., Class A†	11,326	7,997
Installed Building Products, Inc.†	2,051	86,368
KB Home	8,023	171,772
LGI Homes, Inc.†	1,727	102,411
M/I Homes, Inc.†	2,528	66,967
MDC Holdings, Inc.	4,233	139,393
Meritage Homes Corp.†	3,558	160,395
New Home Co., Inc.†	1,209	8,366
Taylor Morrison Home Corp., Class A†	10,927	206,520
TRI Pointe Group, Inc.†	13,232	177,970
William Lyon Homes, Class A†	2,983	39,555

		1,281,176

Cable/Satellite TV — 0.1%
Liberty Latin America, Ltd., Class A†	4,057	70,734
Liberty Latin America, Ltd., Class C†	10,617	185,585
WideOpenWest, Inc.†	2,765	20,903

		277,222

Capacitors — 0.0%
KEMET Corp.	5,268	93,349

Casino Hotels — 0.1%
Boyd Gaming Corp.	7,690	210,091
Century Casinos, Inc.†	2,523	19,351

		229,442

378

SunAmerica Series Trust SA Small Cap Index Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Shares	Value (Note 2)
COMMON STOCKS (continued)
Casino Services — 0.2%
Eldorado Resorts, Inc.†	6,149	$286,667
Scientific Games Corp.†	5,187	129,986

		416,653

Cellular Telecom — 0.1%
8x8, Inc.†	8,777	154,563
ATN International, Inc.	975	72,716
NII Holdings, Inc.†	8,292	40,216

		267,495

Chemicals-Diversified — 0.3%
AdvanSix, Inc.†	2,802	88,655
Codexis, Inc.†	4,754	89,471
Innophos Holdings, Inc.	1,818	54,358
Innospec, Inc.	2,263	159,021
Koppers Holdings, Inc.†	1,923	43,825
Quaker Chemical Corp.	1,220	249,441

		684,771

Chemicals-Fibers — 0.0%
Rayonier Advanced Materials, Inc.	4,731	68,505

Chemicals-Other — 0.0%
American Vanguard Corp.	2,720	47,654

Chemicals-Plastics — 0.1%
A. Schulman, Inc. CVR†(1)(2)	1,986	2,890
Landec Corp.†	2,531	32,118
PolyOne Corp.	7,458	241,415

		276,423

Chemicals-Specialty — 1.0%
AgroFresh Solutions, Inc.†	2,944	11,835
Balchem Corp.	2,995	248,645
Ferro Corp.†	7,768	129,493
GCP Applied Technologies, Inc.†	6,715	169,218
H.B. Fuller Co.	4,729	233,565
Hawkins, Inc.	904	37,507
Ingevity Corp.†	3,959	372,423
Kraton Corp.†	2,894	81,611
Minerals Technologies, Inc.	3,305	193,574
Oil-Dri Corp. of America	469	12,447
OMNOVA Solutions, Inc.†	4,088	36,424
PQ Group Holdings, Inc.†	3,417	51,426
Rogers Corp.†	1,714	217,524
Sensient Technologies Corp.	3,973	249,425
Stepan Co.	1,893	166,451
Tronox, Ltd., Class A	8,743	76,589
Valhi, Inc.	2,359	7,855

		2,296,012

Circuit Boards — 0.1%
Park Electrochemical Corp.	1,797	40,936
TTM Technologies, Inc.†	8,761	100,576

		141,512

Coal — 0.3%
Advanced Emissions Solutions, Inc.	1,726	19,556
Arch Coal, Inc., Class A	1,633	143,916
Cloud Peak Energy, Inc.†	6,915	2,580
CONSOL Energy, Inc.†	2,623	93,195
Hallador Energy Co.	1,550	8,781
NACCO Industries, Inc., Class A	352	11,996
Peabody Energy Corp.	7,315	261,146

Security Description	Shares	Value (Note 2)
Coal (continued)
Ramaco Resources, Inc.†	558	$3,382
SunCoke Energy, Inc.†	6,068	68,204
Warrior Met Coal, Inc.	4,032	115,839

		728,595

Coatings/Paint — 0.0%
Kronos Worldwide, Inc.	2,116	27,868

Coffee — 0.0%
Farmer Bros. Co.†	938	23,075

Commercial Services — 0.7%
Acacia Research Corp.†	4,520	13,741
Care.com, Inc.†	1,838	43,689
Emerald Expositions Events, Inc.	2,316	32,887
Forrester Research, Inc.	958	43,024
Healthcare Services Group, Inc.	6,918	301,763
HMS Holdings Corp.†	7,737	232,033
LiveRamp Holdings, Inc.†	7,313	317,677
Medifast, Inc.	1,091	138,819
National Research Corp.	1,030	41,179
Nutrisystem, Inc.	2,755	119,594
PFSweb, Inc.†	1,419	8,642
ServiceSource International, Inc.†	7,223	8,668
SP Plus Corp.†	2,113	69,940
Team, Inc.†	2,763	39,621
Weight Watchers International, Inc.†	3,599	115,168

		1,526,445

Commercial Services-Finance — 0.5%
Avalara, Inc.†	813	32,414
Cardtronics PLC, Class A†	3,705	100,294
Cass Information Systems, Inc.	1,339	65,732
CBIZ, Inc.†	4,818	94,433
Everi Holdings, Inc.†	6,091	40,505
EVERTEC, Inc.	5,690	157,442
Evo Payments, Inc., Class A†	2,238	56,286
Green Dot Corp., Class A†	4,512	333,978
I3 Verticals, Inc., Class A†	721	17,830
MoneyGram International, Inc.†	2,883	6,141
PRGX Global, Inc.†	1,956	17,917
Travelport Worldwide, Ltd.	11,719	183,520

		1,106,492

Communications Software — 0.1%
Avaya Holdings Corp.†	9,777	165,329
Digi International, Inc.†	2,508	29,745

		195,074

Computer Aided Design — 0.0%
Altair Engineering, Inc., Class A†	2,329	75,413

Computer Data Security — 0.3%
Carbon Black, Inc.†	3,591	55,625
ForeScout Technologies, Inc.†	2,805	85,552
OneSpan, Inc.†	2,943	42,938
Qualys, Inc.†	3,181	275,252
Rapid7, Inc.†	3,445	138,420
Tenable Holdings, Inc.†	1,176	32,552
Varonis Systems, Inc.†	2,636	155,735

		786,074

Computer Graphics — 0.0%
Monotype Imaging Holdings, Inc.	3,811	63,263

379

SunAmerica Series Trust SA Small Cap Index Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Shares	Value (Note 2)
COMMON STOCKS (continued)
Computer Services — 1.0%
CACI International, Inc., Class A†	2,294	$383,511
Carbonite, Inc.†	3,012	86,264
ExlService Holdings, Inc.†	3,117	179,227
Information Services Group, Inc.†	3,188	13,166
Insight Enterprises, Inc.†	3,281	150,664
KeyW Holding Corp.†	4,543	32,619
MAXIMUS, Inc.	5,965	418,325
Perspecta, Inc.	13,417	269,011
Presidio, Inc.	3,425	54,560
Rimini Street, Inc.†	967	5,125
Science Applications International Corp.	4,719	316,834
Sykes Enterprises, Inc.†	3,693	101,816
TTEC Holdings, Inc.	1,321	44,161
Unisys Corp.†	4,713	61,646
Virtusa Corp.†	2,654	128,772

		2,245,701

Computer Software — 0.8%
Avid Technology, Inc.†	2,565	12,209
Box, Inc., Class A†	11,524	241,082
Cision, Ltd.†	6,255	77,562
Cloudera, Inc.†	18,728	252,828
Cornerstone OnDemand, Inc.†	5,079	291,230
Envestnet, Inc.†	4,171	226,277
j2 Global, Inc.	4,375	328,825
Remark Holdings, Inc.†	2,545	5,090
SecureWorks Corp., Class A†	802	18,382
SendGrid, Inc.†	2,756	149,045
Simulations Plus, Inc.	1,074	20,685
TiVo Corp.	11,276	125,502
Veritone, Inc.†	793	4,227
Yext, Inc.†	7,772	121,165

		1,874,109

Computers-Integrated Systems — 0.4%
Agilysys, Inc.†	1,447	25,612
Cray, Inc.†	3,774	82,802
Cubic Corp.	2,364	151,934
Diebold Nixdorf, Inc.	7,122	30,268
Maxwell Technologies, Inc.†	3,824	11,396
Mercury Systems, Inc.†	4,388	257,268
MTS Systems Corp.	1,669	83,550
NetScout Systems, Inc.†	7,004	181,614
PAR Technology Corp.†	1,063	26,501
USA Technologies, Inc.†	5,320	31,441

		882,386

Computers-Other — 0.3%
3D Systems Corp.†	10,195	130,088
Lumentum Holdings, Inc.†	6,929	338,897
PlayAGS, Inc.†	2,051	51,398
Stratasys, Ltd.†	4,731	120,783

		641,166

Computers-Periphery Equipment — 0.1%
Electronics For Imaging, Inc.†	4,086	107,911
Mitek Systems, Inc.†	3,055	33,697

		141,608

Computers-Voice Recognition — 0.1%
Vocera Communications, Inc.†	2,818	115,031

Security Description	Shares	Value (Note 2)
Consulting Services — 0.3%
CRA International, Inc.	733	$30,596
Franklin Covey Co.†	912	22,216
FTI Consulting, Inc.†	3,548	242,399
Hackett Group, Inc.	2,250	40,478
Huron Consulting Group, Inc.†	2,064	99,794
ICF International, Inc.	1,688	111,273
Kelly Services, Inc., Class A	2,920	65,408
Navigant Consulting, Inc.	3,947	102,306
Vectrus, Inc.†	1,041	26,223

		740,693

Consumer Products-Misc. — 0.3%
Central Garden & Pet Co.†	970	38,034
Central Garden & Pet Co., Class A†	3,781	134,679
Helen of Troy, Ltd.†	2,473	286,967
Quanex Building Products Corp.	3,260	51,019
Rosetta Stone, Inc.†	1,841	27,910
WD-40 Co.	1,274	231,549

		770,158

Containers-Metal/Glass — 0.1%
Greif, Inc., Class A	2,388	93,132
Greif, Inc., Class B	520	23,478

		116,610

Containers-Paper/Plastic — 0.0%
Multi-Color Corp.	1,295	60,282
UFP Technologies, Inc.†	618	20,394

		80,676

Cosmetics & Toiletries — 0.1%
e.l.f. Beauty, Inc.†	2,080	17,472
Edgewell Personal Care Co.†	5,039	198,789
Inter Parfums, Inc.	1,625	107,997
Revlon, Inc., Class A†	760	19,912

		344,170

Cruise Lines — 0.0%
Lindblad Expeditions Holdings, Inc.†	1,989	24,445

Data Processing/Management — 0.3%
Amber Road, Inc.†	2,187	19,049
Bottomline Technologies, Inc.†	3,945	203,759
CommVault Systems, Inc.†	3,736	246,837
CSG Systems International, Inc.	3,103	112,298

		581,943

Dental Supplies & Equipment — 0.1%
Patterson Cos., Inc.	7,657	170,675

Diagnostic Equipment — 0.3%
Accelerate Diagnostics, Inc.†	2,434	44,323
BioTelemetry, Inc.†	3,078	221,062
GenMark Diagnostics, Inc.†	4,841	32,144
OPKO Health, Inc.†	30,032	110,518
Oxford Immunotec Global PLC†	2,369	34,445
Quanterix Corp.†	788	16,595
Repligen Corp.†	3,650	208,087

		667,174

Diagnostic Kits — 0.2%
Celcuity, Inc.†	543	12,065
Genomic Health, Inc.†	1,957	148,360
Meridian Bioscience, Inc.	3,879	63,577
OraSure Technologies, Inc.†	5,618	72,191
Quidel Corp.†	3,192	185,232

		481,425

380

SunAmerica Series Trust SA Small Cap Index Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Shares	Value (Note 2)
COMMON STOCKS (continued)
Dialysis Centers — 0.0%
American Renal Associates Holdings, Inc.†	1,221	$14,799

Direct Marketing — 0.0%
Quotient Technology, Inc.†	7,446	74,460

Disposable Medical Products — 0.2%
CONMED Corp.	2,355	165,674
Merit Medical Systems, Inc.†	4,977	281,350
Utah Medical Products, Inc.	321	30,155

		477,179

Distribution/Wholesale — 0.6%
Anixter International, Inc.†	2,752	167,074
BlueLinx Holdings, Inc.†	832	24,253
Core-Mark Holding Co., Inc.	4,263	118,852
Dorman Products, Inc.†	2,508	215,563
Essendant, Inc.	3,483	44,582
EVI Industries, Inc.	358	12,494
Fossil Group, Inc.†	4,260	72,250
G-III Apparel Group, Ltd.†	4,060	141,572
H&E Equipment Services, Inc.	2,971	79,534
Nexeo Solutions, Inc.†	3,061	28,773
ScanSource, Inc.†	2,352	90,105
SiteOne Landscape Supply, Inc.†	3,789	201,954
Systemax, Inc.	1,141	26,631
Titan Machinery, Inc.†	1,760	32,982
Triton International, Ltd.	4,824	173,423
Veritiv Corp.†	1,074	36,677

		1,466,719

Diversified Manufacturing Operations — 0.4%
Actuant Corp., Class A	5,692	130,290
Chase Corp.	677	68,255
EnPro Industries, Inc.	1,909	126,089
Fabrinet†	3,366	191,323
Federal Signal Corp.	5,548	121,945
GP Strategies Corp.†	1,158	17,416
Harsco Corp.†	7,515	160,070
LSB Industries, Inc.†	2,015	15,012
Lydall, Inc.†	1,580	41,902
NL Industries, Inc.†	780	2,956
Standex International Corp.	1,188	88,601
Synalloy Corp.	772	12,198
Tredegar Corp.	2,416	39,405

		1,015,462

Diversified Minerals — 0.0%
Covia Holdings Corp.†	2,901	13,577
Livent Corp.†	2,167	27,434
United States Lime & Minerals, Inc.	186	12,836

		53,847

Diversified Operations/Commercial Services — 0.0%
Viad Corp.	1,900	100,130

Drug Delivery Systems — 0.1%
Antares Pharma, Inc.†	13,478	40,704
Assertio Therapeutics, Inc.†	5,496	24,512
Heron Therapeutics, Inc.†	6,435	173,101
Revance Therapeutics, Inc.†	3,064	52,915
Senseonics Holdings, Inc.†	7,956	19,970
Xeris Pharmaceuticals, Inc.†	624	8,661

		319,863

Security Description	Shares	Value (Note 2)
E-Commerce/Products — 0.3%
1-800-flowers.com, Inc., Class A†	2,506	$39,971
Etsy, Inc.†	11,157	609,730
Lands’ End, Inc.†	981	17,560
Overstock.com, Inc.†	2,152	37,337

		704,598

E-Commerce/Services — 0.6%
Cargurus, Inc.†	4,672	199,821
Cars.com, Inc.†	6,459	176,395
ChannelAdvisor Corp.†	2,423	26,047
Groupon, Inc.†	41,630	156,945
Leaf Group, Ltd.†	1,542	11,843
Liberty Expedia Holdings, Inc., Class A†	5,087	208,516
Shutterfly, Inc.†	3,125	143,625
Shutterstock, Inc.	1,757	70,298
Stamps.com, Inc.†	1,642	305,543
Travelzoo, Inc.†	435	5,350
TrueCar, Inc.†	8,636	81,006
Upwork, Inc.†	1,176	22,709

		1,408,098

E-Marketing/Info — 0.1%
Cardlytics, Inc.†	555	9,707
Liquidity Services, Inc.†	2,436	20,389
New Media Investment Group, Inc.	5,568	76,115
QuinStreet, Inc.†	4,159	79,187

		185,398

E-Services/Consulting — 0.0%
Perficient, Inc.†	3,018	76,989

Educational Software — 0.1%
Instructure, Inc.†	2,967	117,286

Electric Products-Misc. — 0.1%
Graham Corp.	895	20,048
nLight, Inc.†	2,122	41,485
Novanta, Inc.†	3,058	213,082

		274,615

Electric-Distribution — 0.0%
Spark Energy, Inc., Class A	1,077	8,939
Unitil Corp.	1,359	71,293

		80,232

Electric-Generation — 0.1%
Atlantic Power Corp.†	10,134	25,436
Ormat Technologies, Inc.	3,717	214,508

		239,944

Electric-Integrated — 1.3%
ALLETE, Inc.	4,812	370,235
Ameresco, Inc., Class A†	1,766	26,366
Avista Corp.	6,122	256,206
Black Hills Corp.	5,003	339,654
El Paso Electric Co.	3,782	198,631
IDACORP, Inc.	4,715	459,712
MGE Energy, Inc.	3,261	209,715
NorthWestern Corp.	4,720	301,655
Otter Tail Corp.	3,679	178,248
PNM Resources, Inc.	7,434	316,614
Portland General Electric Co.	8,354	403,665

		3,060,701

381

SunAmerica Series Trust SA Small Cap Index Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Shares	Value (Note 2)
COMMON STOCKS (continued)
Electronic Components-Misc. — 0.7%
Advanced Energy Industries, Inc.†	3,582	$183,721
Applied Optoelectronics, Inc.†	1,752	30,450
Atkore International Group, Inc.†	3,644	84,504
AVX Corp.	4,358	77,355
Bel Fuse, Inc., Class B	901	20,795
Benchmark Electronics, Inc.	4,101	104,247
Comtech Telecommunications Corp.	2,147	53,611
IntriCon Corp.†	710	18,403
Kimball Electronics, Inc.†	2,419	39,115
Knowles Corp.†	8,159	127,280
NVE Corp.	445	42,404
OSI Systems, Inc.†	1,569	140,724
Plexus Corp.†	2,913	163,478
Sanmina Corp.†	6,330	197,623
Sparton Corp.†	896	16,477
Vishay Intertechnology, Inc.	12,375	241,312
Vishay Precision Group, Inc.†	965	32,260
ZAGG, Inc.†	2,552	28,633

		1,602,392

Electronic Components-Semiconductors — 1.0%
Adesto Technologies Corp.†	2,305	11,364
Alpha & Omega Semiconductor, Ltd.†	1,852	22,057
Amkor Technology, Inc.†	9,556	76,448
AXT, Inc.†	3,552	14,599
CEVA, Inc.†	2,060	58,586
Cree, Inc.†	9,402	474,143
CTS Corp.	3,054	86,642
Diodes, Inc.†	3,751	126,146
Impinj, Inc.†	1,525	23,363
Inphi Corp.†	4,056	159,969
Kopin Corp.†	5,516	7,612
Lattice Semiconductor Corp.†	10,933	85,277
MACOM Technology Solutions Holdings, Inc.†	4,231	76,285
Photronics, Inc.†	6,204	66,321
Rambus, Inc.†	9,952	89,767
Rudolph Technologies, Inc.†	2,942	63,900
Semtech Corp.†	6,078	295,148
Silicon Laboratories, Inc.†	4,010	306,765
SMART Global Holdings, Inc.†	950	23,570
Synaptics, Inc.†	3,238	128,872
Xperi Corp.	4,574	98,021

		2,294,855

Electronic Measurement Instruments — 0.3%
Badger Meter, Inc.	2,667	140,791
FARO Technologies, Inc.†	1,597	67,904
Fitbit, Inc., Class A†	19,974	123,240
Itron, Inc.†	3,166	172,959
Mesa Laboratories, Inc.	314	71,130
Stoneridge, Inc.†	2,565	66,972

		642,996

Electronic Parts Distribution — 0.3%
Digimarc Corp.†	1,047	20,406
SYNNEX Corp.	3,883	375,719
Tech Data Corp.†	3,571	341,495

		737,620

Electronic Security Devices — 0.1%
Alarm.com Holdings, Inc.†	2,921	183,818
Napco Security Technologies, Inc.†	1,107	17,391

Security Description	Shares	Value (Note 2)
Electronic Security Devices (continued)
ShotSpotter, Inc.†	685	$32,990

		234,199

Energy-Alternate Sources — 0.3%
Amyris, Inc.†	2,904	9,845
Clean Energy Fuels Corp.†	12,811	24,341
Enphase Energy, Inc.†	8,077	58,397
FuelCell Energy, Inc.†	8,701	4,465
FutureFuel Corp.	2,411	44,145
Green Plains, Inc.	3,679	52,279
Pattern Energy Group, Inc., Class A	7,552	160,707
Plug Power, Inc.†	19,960	27,345
Renewable Energy Group, Inc.†	3,447	99,618
REX American Resources Corp.†	523	38,142
Sunrun, Inc.†	9,026	120,046
TerraForm Power, Inc., Class A	6,830	81,140
TPI Composites, Inc.†	1,360	41,167
Vivint Solar, Inc.†	2,943	12,920

		774,557

Engineering/R&D Services — 0.3%
Argan, Inc.	1,367	57,715
Exponent, Inc.	4,819	240,757
Infrastructure and Energy Alternatives, Inc.†	1,600	13,264
Iteris, Inc.†	2,374	9,140
KBR, Inc.	13,171	226,541
Mistras Group, Inc.†	1,635	24,051
VSE Corp.	809	26,398

		597,866

Engines-Internal Combustion — 0.0%
Briggs & Stratton Corp.	3,875	49,910

Enterprise Software/Service — 1.5%
Alteryx, Inc., Class A†	2,731	194,311
American Software, Inc., Class A	2,669	29,519
Asure Software, Inc.†	1,172	6,223
Benefitfocus, Inc.†	2,093	117,103
Blackbaud, Inc.	4,506	322,630
Blackline, Inc.†	3,432	163,295
Coupa Software, Inc.†	5,092	442,800
Daily Journal Corp.†	105	23,217
Domo, Inc., Class B†	750	20,250
Donnelley Financial Solutions, Inc.†	3,144	46,028
eGain Corp.†	1,650	11,814
Everbridge, Inc.†	2,506	155,021
Evolent Health, Inc., Class A†	6,364	112,516
Exela Technologies, Inc.†	4,426	17,438
LivePerson, Inc.†	5,502	129,132
Majesco†	523	4,445
ManTech International Corp., Class A	2,471	139,290
MicroStrategy, Inc., Class A†	887	112,551
MobileIron, Inc.†	6,949	33,703
Model N, Inc.†	2,409	34,955
Omnicell, Inc.†	3,617	235,575
Progress Software Corp.	4,178	151,369
PROS Holdings, Inc.†	2,956	102,278
QAD, Inc., Class A	970	40,895
SailPoint Technologies Holding, Inc.†	6,521	186,175
SPS Commerce, Inc.†	1,604	142,211
SVMK, Inc.†	1,649	21,453
Verint Systems, Inc.†	6,029	291,623
Workiva, Inc.†	2,660	111,454

		3,399,274

382

SunAmerica Series Trust SA Small Cap Index Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Shares	Value (Note 2)
COMMON STOCKS (continued)
Entertainment Software — 0.0%
Glu Mobile, Inc.†	10,418	$101,471

Environmental Consulting & Engineering — 0.1%
Tetra Tech, Inc.	5,176	285,663

Filtration/Separation Products — 0.1%
ESCO Technologies, Inc.	2,377	154,766

Finance-Commercial — 0.1%
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	4,822	108,929
NewStar Financial, Inc. CVR†(1)(2)	2,250	1,215
On Deck Capital, Inc.†	4,768	35,855

		145,999

Finance-Consumer Loans — 0.3%
Curo Group Holdings Corp.†	1,094	13,675
Elevate Credit, Inc.†	1,924	8,562
Encore Capital Group, Inc.†	2,428	71,723
Enova International, Inc.†	3,145	72,492
LendingClub Corp.†	29,981	95,640
Nelnet, Inc., Class A	1,737	91,366
Ocwen Financial Corp.†	10,972	18,433
PRA Group, Inc.†	4,167	122,968
Regional Management Corp.†	870	23,908
World Acceptance Corp.†	573	59,414

		578,181

Finance-Investment Banker/Broker — 0.4%
Arlington Asset Investment Corp., Class A	2,779	23,955
Cowen, Inc.†	2,586	41,816
Diamond Hill Investment Group, Inc.	305	47,275
GAIN Capital Holdings, Inc.	2,554	16,524
Greenhill & Co., Inc.	1,651	41,374
Houlihan Lokey, Inc.	3,160	139,798
INTL. FCStone, Inc.†	1,432	54,745
Investment Technology Group, Inc.	3,043	92,081
Ladenburg Thalmann Financial Services, Inc.	9,504	27,372
Moelis & Co., Class A	4,164	182,175
Oppenheimer Holdings, Inc., Class A	902	24,291
Piper Jaffray Cos.	1,338	92,362
PJT Partners, Inc., Class A	1,862	80,960
Siebert Financial Corp.†	692	7,654

		872,382

Finance-Leasing Companies — 0.1%
Aircastle, Ltd.	5,075	105,763
Marlin Business Services Corp.	810	17,974

		123,737

Finance-Mortgage Loan/Banker — 0.4%
Ellie Mae, Inc.†	3,237	245,365
Federal Agricultural Mtg. Corp., Class C	838	59,288
Granite Point Mtg. Trust, Inc.	4,007	78,217
Impac Mtg. Holdings, Inc.†	916	3,215
LendingTree, Inc.†	744	220,477
Mr. Cooper Group, Inc.†	6,947	106,914
PennyMac Financial Services, Inc.	1,851	38,279
TPG RE Finance Trust, Inc.	3,282	65,082

		816,837

Security Description	Shares	Value (Note 2)
Finance-Other Services — 0.1%
WageWorks, Inc.†	3,705	$116,893

Financial Guarantee Insurance — 0.4%
MBIA, Inc.†	8,264	79,417
MGIC Investment Corp.†	33,784	421,624
NMI Holdings, Inc., Class A†	5,876	129,272
Radian Group, Inc.	20,178	388,225

		1,018,538

Firearms & Ammunition — 0.2%
American Outdoor Brands Corp.†	5,016	60,543
Axon Enterprise, Inc.†	5,367	273,771
Sturm Ruger & Co., Inc.	1,570	85,533

		419,847

Food-Baking — 0.0%
Hostess Brands, Inc.†	9,217	105,903

Food-Canned — 0.0%
Seneca Foods Corp., Class A†	677	19,362

Food-Confectionery — 0.1%
Simply Good Foods Co.†	5,631	111,437
Tootsie Roll Industries, Inc.	1,527	52,911

		164,348

Food-Dairy Products — 0.0%
Dean Foods Co.	8,518	35,520

Food-Meat Products — 0.0%
Nathan’s Famous, Inc.	267	18,023

Food-Misc./Diversified — 0.5%
B&G Foods, Inc.	6,137	163,612
Cal-Maine Foods, Inc.	2,913	122,870
Darling Ingredients, Inc.†	15,306	325,559
J&J Snack Foods Corp.	1,404	216,707
John B. Sanfilippo & Son, Inc.	802	54,737
Lancaster Colony Corp.	1,764	280,600

		1,164,085

Food-Retail — 0.1%
Ingles Markets, Inc., Class A	1,317	37,587
Smart & Final Stores, Inc.†	2,152	12,977
Village Super Market, Inc., Class A	767	20,625
Weis Markets, Inc.	891	43,231

		114,420

Food-Wholesale/Distribution — 0.3%
Calavo Growers, Inc.	1,481	120,494
Chefs’ Warehouse, Inc.†	2,030	65,204
Fresh Del Monte Produce, Inc.	2,842	90,887
Performance Food Group Co.†	9,512	324,930
SpartanNash Co.	3,326	69,015
United Natural Foods, Inc.†	4,792	62,775

		733,305

Footwear & Related Apparel — 0.3%
Crocs, Inc.†	6,182	177,547
Rocky Brands, Inc.	638	17,105
Steven Madden, Ltd.	8,135	265,608
Weyco Group, Inc.	570	15,316
Wolverine World Wide, Inc.	8,623	295,855

		771,431

Funeral Services & Related Items — 0.1%
Carriage Services, Inc.	1,644	31,976

383

SunAmerica Series Trust SA Small Cap Index Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Shares	Value (Note 2)
COMMON STOCKS (continued)
Funeral Services & Related Items (continued)
Matthews International Corp., Class A	2,914	$129,644

		161,620

Gambling (Non-Hotel) — 0.1%
Golden Entertainment, Inc.†	1,696	31,715
Monarch Casino & Resort, Inc.†	1,056	45,662
Red Rock Resorts, Inc., Class A	6,492	164,767

		242,144

Gas-Distribution — 0.9%
Chesapeake Utilities Corp.	1,477	133,772
New Jersey Resources Corp.	8,146	395,081
Northwest Natural Holding Co.	2,673	167,330
ONE Gas, Inc.	4,868	399,906
RGC Resources, Inc.	690	19,409
South Jersey Industries, Inc.	8,013	238,627
Southwest Gas Holdings, Inc.	4,581	358,784
Spire, Inc.	4,602	365,261

		2,078,170

Gold Mining — 0.1%
Gold Resource Corp.	4,915	22,068
Tahoe Resources, Inc.†	29,003	109,922

		131,990

Golf — 0.1%
Acushnet Holdings Corp.	3,232	74,304
Callaway Golf Co.	8,775	142,945
Drive Shack, Inc.†	5,645	23,765

		241,014

Hazardous Waste Disposal — 0.1%
Heritage-Crystal Clean, Inc.†	1,383	35,405
US Ecology, Inc.	2,046	130,269

		165,674

Health Care Cost Containment — 0.2%
CorVel Corp.†	848	52,975
HealthEquity, Inc.†	5,056	315,191

		368,166

Healthcare Safety Devices — 0.1%
Tandem Diabetes Care, Inc.†	4,760	206,965

Home Furnishings — 0.1%
Ethan Allen Interiors, Inc.	2,233	42,382
Flexsteel Industries, Inc.	685	17,104
Hooker Furniture Corp.	1,080	31,072
Purple Innovation, Inc.†	407	2,328
Sleep Number Corp.†	3,048	109,728

		202,614

Hotels/Motels — 0.2%
BBX Capital Corp.	6,128	37,810
Belmond, Ltd., Class A†	8,366	208,481
Bluegreen Vacations Corp.	696	9,326
Marcus Corp.	1,801	80,271
Red Lion Hotels Corp.†	1,485	13,736
St. Joe Co.†	3,256	50,663

		400,287

Housewares — 0.1%
Lifetime Brands, Inc.	1,099	10,693
Tupperware Brands Corp.	4,553	124,161

		134,854

Security Description	Shares	Value (Note 2)
Human Resources — 0.9%
AMN Healthcare Services, Inc.†	4,317	$279,698
ASGN, Inc.†	4,738	298,447
Barrett Business Services, Inc.	663	41,537
BG Staffing, Inc.	784	20,204
Cross Country Healthcare, Inc.†	3,313	31,904
Heidrick & Struggles International, Inc.	1,744	57,639
Insperity, Inc.	3,579	381,808
Kforce, Inc.	2,152	70,607
Korn Ferry	5,361	244,462
Paylocity Holding Corp.†	2,706	192,207
Resources Connection, Inc.	2,783	46,504
TriNet Group, Inc.†	4,073	185,973
TrueBlue, Inc.†	3,760	91,706
Willdan Group, Inc.†	905	30,453

		1,973,149

Identification Systems — 0.1%
Brady Corp., Class A	4,450	198,959

Import/Export — 0.0%
Castle Brands, Inc.†	8,609	7,277

Independent Power Producers — 0.1%
Clearway Energy, Inc., Class A	3,252	47,805
Clearway Energy, Inc., Class C	6,870	103,668

		151,473

Industrial Audio & Video Products — 0.0%
GoPro, Inc., Class A†	10,729	52,894
Turtle Beach Corp.†	734	10,929

		63,823

Industrial Automated/Robotic — 0.0%
Hurco Cos., Inc.	580	22,243
Ichor Holdings, Ltd.†	2,105	43,300

		65,543

Instruments-Controls — 0.3%
Allied Motion Technologies, Inc.	652	27,488
Control4 Corp.†	2,430	48,284
Watts Water Technologies, Inc., Class A	2,594	194,213
Woodward, Inc.	5,005	454,704

		724,689

Instruments-Scientific — 0.0%
Fluidigm Corp.†	2,451	21,201

Insurance Brokers — 0.1%
Crawford & Co., Class B	1,091	10,528
eHealth, Inc.†	1,751	107,091
Goosehead Insurance, Inc., Class A†	911	26,182

		143,801

Insurance-Life/Health — 0.6%
American Equity Investment Life Holding Co.	8,365	261,992
CNO Financial Group, Inc.	15,346	274,387
FBL Financial Group, Inc., Class A	923	64,813
FGL Holdings†	13,685	108,248
Health Insurance Innovations, Inc., Class A†	1,206	46,238
Independence Holding Co.	436	15,591
National Western Life Group, Inc., Class A	213	64,603
Primerica, Inc.	4,028	452,627

384

SunAmerica Series Trust SA Small Cap Index Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Shares	Value (Note 2)
COMMON STOCKS (continued)
Insurance-Life/Health (continued)
Tiptree, Inc.	2,478	$14,744
Trupanion, Inc.†	2,353	62,472

		1,365,715

Insurance-Multi-line — 0.4%
Citizens, Inc.†	4,620	32,756
Genworth Financial, Inc., Class A†	47,081	227,872
Horace Mann Educators Corp.	3,842	160,019
Kemper Corp.	4,924	370,186
United Fire Group, Inc.	1,964	102,128

		892,961

Insurance-Property/Casualty — 1.0%
Ambac Financial Group, Inc.†	4,230	80,032
AMERISAFE, Inc.	1,784	105,987
Donegal Group, Inc., Class A	875	11,524
Employers Holdings, Inc.	3,010	127,534
Enstar Group, Ltd.†	1,125	200,250
FedNat Holding Co.	1,073	19,432
Hallmark Financial Services, Inc.†	1,217	11,805
HCI Group, Inc.	683	32,361
Heritage Insurance Holdings, Inc.	1,870	27,152
Investors Title Co.	129	22,282
James River Group Holdings, Ltd.	2,422	93,416
Kingstone Cos., Inc.	866	14,246
Kinsale Capital Group, Inc.	1,823	105,734
National General Holdings Corp.	6,036	145,769
Navigators Group, Inc.	1,934	134,993
NI Holdings, Inc.†	907	13,605
ProAssurance Corp.	4,958	211,508
Protective Insurance Corp., Class B	895	16,495
RLI Corp.	3,663	241,795
Safety Insurance Group, Inc.	1,370	112,765
Selective Insurance Group, Inc.	5,420	330,186
State Auto Financial Corp.	1,560	53,040
Stewart Information Services Corp.	2,185	97,123
United Insurance Holdings Corp.	1,919	31,318
Universal Insurance Holdings, Inc.	2,954	111,425

		2,351,777

Insurance-Reinsurance — 0.3%
Argo Group International Holdings, Ltd.†	3,027	202,022
EMC Insurance Group, Inc.	863	28,375
Essent Group, Ltd.†	8,969	356,518
Global Indemnity, Ltd.	785	25,827
Greenlight Capital Re, Ltd., Class A†	2,684	27,833
Maiden Holdings, Ltd.	6,362	8,207
Third Point Reinsurance, Ltd.†	6,939	72,929

		721,711

Internet Application Software — 0.1%
Anaplan, Inc.†	1,680	52,735
Tucows, Inc., Class A†	888	65,375
VirnetX Holding Corp.†	5,135	26,188

		144,298

Internet Connectivity Services — 0.1%
Boingo Wireless, Inc.†	3,831	92,403
Cogent Communications Holdings, Inc.	3,911	189,488
Internap Corp.†	2,263	12,243

		294,134

Security Description	Shares	Value (Note 2)
Internet Content-Entertainment — 0.1%
Limelight Networks, Inc.†	10,202	$31,830
Pandora Media LLC†	24,229	203,039

		234,869

Internet Content-Information/News — 0.2%
HealthStream, Inc.	2,419	60,862
LiveXLive Media, Inc.†	2,749	16,741
TechTarget, Inc.†	1,897	27,507
Yelp, Inc.†	7,575	275,881

		380,991

Internet Security — 0.1%
Zix Corp.†	4,878	34,731
Zscaler, Inc.†	5,676	274,548

		309,279

Investment Companies — 0.1%
B. Riley Financial, Inc.	1,910	29,127
BrightSphere Investment Group PLC	7,514	92,948
PDL Community Bancorp†	821	10,616

		132,691

Investment Management/Advisor Services — 0.7%
Altisource Portfolio Solutions SA†	919	21,762
Artisan Partners Asset Management, Inc., Class A	4,487	104,637
Ashford, Inc.†	62	4,030
Associated Capital Group, Inc., Class A	218	9,241
Blucora, Inc.†	4,444	131,142
Boston Private Financial Holdings, Inc.	7,780	90,248
Cohen & Steers, Inc.	2,083	78,383
Columbia Financial, Inc.†	4,638	68,689
Federated Investors, Inc., Class B	9,045	236,346
Focus Financial Partners, Inc. Class A†	1,757	49,407
FRP Holdings, Inc.†	661	33,526
GAMCO Investors, Inc., Class A	440	8,778
Hamilton Lane, Inc., Class A	1,559	56,545
Pzena Investment Management, Inc., Class A	1,632	14,296
Silvercrest Asset Management Group, Inc., Class A	777	10,350
Stifel Financial Corp.	6,481	310,245
Virtus Investment Partners, Inc.	647	58,211
Waddell & Reed Financial, Inc., Class A	7,263	124,343
Westwood Holdings Group, Inc.	773	28,307
WisdomTree Investments, Inc.	10,920	73,164

		1,511,650

Lasers-System/Components — 0.1%
Electro Scientific Industries, Inc.†	3,017	90,510
II-VI, Inc.†	5,868	222,749

		313,259

Leisure Products — 0.0%
Escalade, Inc.	995	11,104
Johnson Outdoors, Inc., Class A	455	28,506
Marine Products Corp.	702	9,968

		49,578

Linen Supply & Related Items — 0.1%
UniFirst Corp.	1,425	197,263

Machine Tools & Related Products — 0.2%
Kennametal, Inc.	7,608	285,909

385

SunAmerica Series Trust SA Small Cap Index Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Shares	Value (Note 2)
COMMON STOCKS (continued)
Machine Tools & Related Products (continued)
Milacron Holdings Corp.†	6,475	$89,743

		375,652

Machinery-Construction & Mining — 0.1%
Astec Industries, Inc.	2,112	78,186
Hyster-Yale Materials Handling, Inc.	968	67,363

		145,549

Machinery-Electrical — 0.1%
Babcock & Wilcox Enterprises, Inc.†	2,992	1,757
Franklin Electric Co., Inc.	4,331	206,935

		208,692

Machinery-Farming — 0.1%
Alamo Group, Inc.	900	77,517
Lindsay Corp.	1,002	86,052

		163,569

Machinery-General Industrial — 0.4%
Albany International Corp., Class A	2,681	184,077
Applied Industrial Technologies, Inc.	3,564	210,312
Chart Industries, Inc.†	2,877	214,912
DXP Enterprises, Inc.†	1,487	48,937
Gencor Industries, Inc.†	822	11,393
Kadant, Inc.	1,021	87,091
Manitex International, Inc.†	1,357	9,512
Manitowoc Co, Inc.†	3,299	50,211
Tennant Co.	1,667	97,903
Twin Disc, Inc.†	880	15,946

		930,294

Machinery-Material Handling — 0.0%
Columbus McKinnon Corp.	2,085	75,477

Machinery-Print Trade — 0.0%
Eastman Kodak Co.†	1,579	4,595

Machinery-Pumps — 0.3%
Cactus, Inc., Class A†	3,548	116,445
CSW Industrials, Inc.†	1,450	74,893
Gorman-Rupp Co.	1,648	56,938
Mueller Water Products, Inc., Class A	14,445	142,717
NN, Inc.	3,932	35,899
SPX Corp.†	4,020	119,595
SPX FLOW, Inc.†	3,936	128,983

		675,470

Marine Services — 0.0%
SEACOR Marine Holdings, Inc.†	1,542	20,431

Medical Imaging Systems — 0.0%
Lantheus Holdings, Inc.†	3,468	58,332

Medical Information Systems — 0.4%
Allscripts Healthcare Solutions, Inc.†	16,272	191,847
Castlight Health, Inc., Class B†	7,332	21,776
Computer Programs & Systems, Inc.	1,075	28,208
Inovalon Holdings, Inc., Class A†	6,432	91,913
Medidata Solutions, Inc.†	5,391	382,545
NantHealth, Inc.†	1,909	1,012
NextGen Healthcare, Inc.†	5,038	89,072
Tabula Rasa HealthCare, Inc.†	1,653	99,643

		906,016

Security Description	Shares	Value (Note 2)
Medical Instruments — 0.4%
AngioDynamics, Inc.†	3,402	$71,782
Endologix, Inc.†	9,560	7,242
LivaNova PLC†	4,547	419,779
Natus Medical, Inc.†	3,053	103,008
NuVasive, Inc.†	4,801	240,722
TransEnterix, Inc.†	14,918	40,577

		883,110

Medical Labs & Testing Services — 0.5%
Cellular Biomedicine Group, Inc.†	1,083	19,245
Evolus, Inc.†	869	14,208
Invitae Corp.†	6,125	86,240
Medpace Holdings, Inc.†	2,029	130,668
Miragen Therapeutics, Inc.†	2,427	6,941
Natera, Inc.†	3,073	41,762
Neuronetics, Inc.†	596	10,204
R1 RCM, Inc.†	9,610	78,033
SI-BONE, Inc.†	780	14,024
Syneos Health, Inc.†	5,790	295,522
Teladoc Health, Inc.†	6,257	401,699
Vapotherm, Inc.†	433	7,287

		1,105,833

Medical Laser Systems — 0.0%
Cutera, Inc.†	1,268	18,208

Medical Products — 1.8%
Accuray, Inc.†	7,808	34,355
AtriCure, Inc.†	3,442	106,530
Atrion Corp.	133	99,197
Avanos Medical, Inc.†	4,377	199,372
AxoGen, Inc.†	3,166	52,239
Axonics Modulation Technologies, Inc.†	647	9,446
Cardiovascular Systems, Inc.†	3,163	98,464
Cerus Corp.†	12,391	73,850
CryoLife, Inc.†	3,321	92,689
CytoSorbents Corp.†	2,777	20,800
FONAR Corp.†	575	12,707
Glaukos Corp.†	3,181	202,916
Globus Medical, Inc., Class A†	6,789	305,844
Haemonetics Corp.†	4,852	479,911
Inogen, Inc.†	1,670	252,521
Inspire Medical Systems, Inc.†	1,109	59,476
Integer Holdings Corp.†	2,905	235,276
Intersect ENT, Inc.†	2,795	82,928
Invacare Corp.	3,076	15,811
iRadimed Corp.†	327	8,966
iRhythm Technologies, Inc.†	2,251	191,335
LeMaitre Vascular, Inc.	1,491	35,545
Luminex Corp.	3,871	107,962
NanoString Technologies, Inc.†	2,348	52,220
Nevro Corp.†	2,718	131,986
Novocure, Ltd.†	6,871	336,679
Nuvectra Corp.†	1,616	22,624
NxStage Medical, Inc.†	6,157	178,984
Orthofix Medical, Inc.†	1,633	88,362
OrthoPediatrics Corp.†	647	23,467
Pulse Biosciences, Inc.†	992	13,253
Rockwell Medical, Inc.†	4,436	13,840
SeaSpine Holdings Corp.†	1,383	21,146
Sientra, Inc.†	2,167	24,097
Surmodics, Inc.†	1,211	69,354
T2 Biosystems, Inc.†	2,900	10,150

386

SunAmerica Series Trust SA Small Cap Index Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Shares	Value (Note 2)
COMMON STOCKS (continued)
Medical Products (continued)
Tactile Systems Technology, Inc.†	1,641	$109,258
Wright Medical Group NV†	11,609	346,413

		4,219,973

Medical-Biomedical/Gene — 4.0%
Abeona Therapeutics, Inc.†	2,918	19,813
ACADIA Pharmaceuticals, Inc.†	9,189	209,325
Acceleron Pharma, Inc.†	3,613	153,191
Achillion Pharmaceuticals, Inc.†	12,694	27,800
Acorda Therapeutics, Inc.†	4,069	67,667
ADMA Biologics, Inc.†	1,806	5,328
Aduro Biotech, Inc.†	5,989	17,847
Adverum Biotechnologies, Inc.†	5,083	16,164
Agenus, Inc.†	8,130	27,398
AgeX Therapeutics, Inc.†	836	3,235
Albireo Pharma, Inc.†	850	22,100
Alder Biopharmaceuticals, Inc.†	5,439	76,581
Aldeyra Therapeutics, Inc.†	1,972	17,373
Allakos, Inc.†	784	31,321
Allena Pharmaceuticals, Inc.†	1,082	7,585
Allogene Therapeutics, Inc.†	1,996	60,539
AMAG Pharmaceuticals, Inc.†	3,204	52,449
Amicus Therapeutics, Inc.†	17,673	212,783
AnaptysBio, Inc.†	1,972	130,783
ANI Pharmaceuticals, Inc.†	746	40,090
Aptinyx, Inc.†	1,243	6,638
Aratana Therapeutics, Inc.†	4,327	19,169
Arbutus Biopharma Corp.†	3,296	12,162
Arcus Biosciences, Inc.†	2,930	29,798
Ardelyx, Inc.†	4,081	8,570
Arena Pharmaceuticals, Inc.†	4,635	213,071
ArQule, Inc.†	10,124	37,459
Arrowhead Pharmaceuticals, Inc.†	8,126	114,739
Arsanis, Inc.†	486	1,327
Arvinas, Inc.†	726	12,640
Assembly Biosciences, Inc.†	1,963	44,717
Atara Biotherapeutics, Inc.†	3,916	148,808
Audentes Therapeutics, Inc.†	3,473	86,130
AVEO Pharmaceuticals, Inc.†	10,006	6,998
Avid Bioservices, Inc.†	4,731	18,214
Avrobio, Inc.†	569	7,090
BioCryst Pharmaceuticals, Inc.†	10,187	88,423
Biohaven Pharmaceutical Holding Co., Ltd.†	2,653	101,053
BioTime, Inc.†	8,360	11,788
Blueprint Medicines Corp.†	3,860	278,267
Calithera Biosciences, Inc.†	2,900	12,934
Cambrex Corp.†	3,129	136,581
Cara Therapeutics, Inc.†	3,041	46,375
CASI Pharmaceuticals, Inc.†	4,659	16,120
ChemoCentryx, Inc.†	2,097	25,667
ChromaDex Corp.†	3,593	11,965
Clearside Biomedical, Inc.†	2,610	3,080
Cohbar, Inc.†	2,214	7,262
Constellation Pharmaceuticals, Inc.†	377	2,726
Crinetics Pharmaceuticals, Inc.†	650	17,082
Cue Biopharma, Inc.†	1,650	8,431
Cymabay Therapeutics, Inc.†	5,501	47,859
CytomX Therapeutics, Inc.†	4,155	70,552
Deciphera Pharmaceuticals, Inc.†	821	22,060
Denali Therapeutics, Inc.†	4,254	81,081
Dicerna Pharmaceuticals, Inc.†	5,021	51,766

Security Description	Shares	Value (Note 2)
Medical-Biomedical/Gene (continued)
Dynavax Technologies Corp.†	5,821	$64,147
Editas Medicine, Inc.†	4,316	93,787
Eidos Therapeutics, Inc.†	677	8,266
ElectroCore LLC†	563	3,761
Emergent BioSolutions, Inc.†	4,247	264,970
Enzo Biochem, Inc.†	4,112	15,461
Epizyme, Inc.†	5,562	56,844
Equillium, Inc.†	482	4,237
Esperion Therapeutics, Inc.†	2,136	99,217
Evelo Biosciences, Inc.†	1,287	11,557
Fate Therapeutics, Inc.†	5,663	85,738
FibroGen, Inc.†	7,101	402,982
Five Prime Therapeutics, Inc.†	3,131	35,224
Fortress Biotech, Inc.†	3,266	6,761
Forty Seven, Inc.†	762	11,194
Geron Corp.†	15,771	18,137
GlycoMimetics, Inc.†	3,180	35,616
GTx, Inc.†	473	516
Guardant Health, Inc.†	1,355	54,661
Halozyme Therapeutics, Inc.†	11,649	188,481
Harvard Bioscience, Inc.†	3,400	11,662
Helius Medical Technologies, Inc.†	1,668	12,276
Homology Medicines, Inc.†	1,604	32,513
Idera Pharmaceuticals, Inc.†	1,782	4,508
ImmunoGen, Inc.†	13,402	70,360
Immunomedics, Inc.†	13,738	203,185
Innovate Biopharmaceuticals, Inc.†	1,923	4,519
Innoviva, Inc.†	6,436	110,056
Inovio Pharmaceuticals, Inc.†	7,741	38,782
Insmed, Inc.†	7,149	173,792
Intercept Pharmaceuticals, Inc.†	2,045	246,791
Intrexon Corp.†	6,874	52,655
Iovance Biotherapeutics, Inc.†	9,884	90,439
Karyopharm Therapeutics, Inc.†	4,526	38,335
Kezar Life Sciences, Inc.†	481	8,615
Kindred Biosciences, Inc.†	2,895	28,516
Kiniksa Pharmaceuticals, Ltd., Class A†	606	10,605
Lexicon Pharmaceuticals, Inc.†	4,034	19,081
Ligand Pharmaceuticals, Inc.†	1,953	230,649
Liquidia Technologies, Inc.†	455	6,547
LogicBio Therapeutics, Inc.†	759	6,710
Loxo Oncology, Inc.†	2,511	589,081
MacroGenics, Inc.†	3,660	42,932
Magenta Therapeutics, Inc.†	361	2,531
Medicines Co.†	6,427	148,528
MeiraGTx Holdings PLC†	345	4,271
Menlo Therapeutics, Inc.†	898	4,804
Molecular Templates, Inc.†	1,138	5,394
Mustang Bio, Inc.†	1,507	5,606
Myriad Genetics, Inc.†	6,551	184,673
NantKwest, Inc.†	2,633	2,844
NeoGenomics, Inc.†	6,029	100,202
Neon Therapeutics, Inc.†	589	2,497
NewLink Genetics Corp.†	2,718	4,050
Novavax, Inc.†	35,590	83,281
Nymox Pharmaceutical Corp.†	3,023	6,681
Omeros Corp.†	4,278	58,352
Organovo Holdings, Inc.†	10,650	10,756
Osmotica Pharmaceuticals PLC†	910	7,134
Ovid therapeutics, Inc.†	1,230	3,481
Pacific Biosciences of California, Inc.†	12,775	88,403
Palatin Technologies, Inc.†	18,921	13,088

387

SunAmerica Series Trust SA Small Cap Index Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Shares	Value (Note 2)
COMMON STOCKS (continued)
Medical-Biomedical/Gene (continued)
PDL BioPharma, Inc.†	13,384	$42,561
Pfenex, Inc.†	2,657	10,469
Pieris Pharmaceuticals, Inc.†	4,848	13,914
PolarityTE, Inc.†	933	16,533
Prothena Corp. PLC†	3,751	44,074
PTC Therapeutics, Inc.†	4,227	131,586
Puma Biotechnology, Inc.†	2,719	75,806
Radius Health, Inc.†	3,778	69,024
REGENXBIO, Inc.†	2,995	131,660
Replimune Group, Inc.†	698	8,453
resTORbio, Inc.†	718	6,376
Retrophin, Inc.†	3,854	83,092
Rigel Pharmaceuticals, Inc.†	15,674	33,856
RTI Surgical, Inc.†	5,309	23,306
Rubius Therapeutics, Inc.†	1,136	15,552
Sangamo Therapeutics, Inc.†	9,468	110,681
Savara, Inc.†	2,675	20,303
Scholar Rock Holding Corp.†	581	8,779
Selecta Biosciences, Inc.†	1,681	2,639
Sienna Biopharmaceuticals, Inc.†	1,439	3,857
Solid Biosciences, Inc.†	1,138	28,643
Spark Therapeutics, Inc.†	2,936	140,400
Spectrum Pharmaceuticals, Inc.†	9,414	105,437
Stemline Therapeutics, Inc.†	2,640	29,198
Surface Oncology, Inc.†	1,055	6,066
Syndax Pharmaceuticals, Inc.†	1,308	7,325
Synlogic, Inc.†	1,438	11,619
Theravance Biopharma, Inc.†	4,041	105,268
Tocagen, Inc.†	1,664	18,737
Translate Bio, Inc.†	915	5,197
Twist Bioscience Corp.†	471	10,894
Tyme Technologies, Inc.†	9,707	26,112
Ultragenyx Pharmaceutical, Inc.†	4,461	220,016
UNITY Biotechnology, Inc.†	2,324	26,587
Unum Therapeutics, Inc.†	1,777	7,677
Veracyte, Inc.†	2,641	48,040
Verastem, Inc.†	6,415	21,041
Vericel Corp.†	4,011	68,989
Viking Therapeutics, Inc.†	5,599	45,688
WaVe Life Sciences, Ltd.†	1,646	61,313
XOMA Corp.†	594	7,170
Y-mAbs Therapeutics, Inc.†	650	13,377
ZIOPHARM Oncology, Inc.†	12,284	27,516
Zomedica Pharmaceuticals Corp.†	3,849	3,078

		9,136,625

Medical-Drugs — 1.9%
Achaogen, Inc.†	2,931	4,426
Aclaris Therapeutics, Inc.†	3,305	23,036
Adamas Pharmaceuticals, Inc.†	2,078	18,702
Aeglea BioTherapeutics, Inc.†	1,538	14,057
Aerie Pharmaceuticals, Inc.†	3,321	156,153
Aimmune Therapeutics, Inc.†	4,087	96,126
Akcea Therapeutics, Inc.†	1,191	31,657
Akorn, Inc.†	8,718	32,780
Ampio Pharmaceuticals, Inc.†	9,140	4,570
Apellis Pharmaceuticals, Inc.†	3,372	47,208
Aquestive Therapeutics, Inc.†	488	2,991
Array BioPharma, Inc.†	19,256	359,510
Athenex, Inc.†	4,104	48,222
Athersys, Inc.†	10,587	16,833
Bellicum Pharmaceuticals, Inc.†	3,760	12,408

Security Description	Shares	Value (Note 2)
Medical-Drugs (continued)
BioSpecifics Technologies Corp.†	537	$34,894
Catalyst Biosciences, Inc.†	1,109	9,748
Catalyst Pharmaceuticals, Inc.†	9,005	22,693
Chimerix, Inc.†	4,114	9,586
Clovis Oncology, Inc.†	4,445	112,725
Coherus Biosciences, Inc.†	4,846	65,227
Collegium Pharmaceutical, Inc.†	2,740	43,867
Concert Pharmaceuticals, Inc.†	1,988	28,130
Corbus Pharmaceuticals Holdings, Inc.†	4,657	35,207
Corcept Therapeutics, Inc.†	9,119	101,950
Corium International, Inc.†(1)(2)	2,517	453
Corvus Pharmaceuticals, Inc.†	1,295	5,167
CTI Biopharma Corp.†	4,769	5,675
Cytokinetics, Inc.†	4,293	30,180
Dova Pharmaceuticals, Inc.†	1,100	8,448
Durect Corp.†	14,634	8,857
Eagle Pharmaceuticals, Inc.†	986	41,668
Eloxx Pharmaceuticals Inc†	2,094	25,254
Enanta Pharmaceuticals, Inc.†	1,564	124,229
Global Blood Therapeutics, Inc.†	4,665	223,500
Gritstone Oncology, Inc.†	646	8,269
Horizon Pharma PLC†	15,680	336,963
Immune Design Corp.†	3,146	4,908
Insys Therapeutics, Inc.†	2,510	8,685
Intellia Therapeutics, Inc.†	3,102	43,862
Intra-Cellular Therapies, Inc.†	4,182	50,351
Ironwood Pharmaceuticals, Inc.†	13,134	179,410
Jounce Therapeutics, Inc.†	1,472	6,168
Kadmon Holdings, Inc.†	9,309	22,435
Kala Pharmaceuticals, Inc.†	1,470	8,129
Kura Oncology, Inc.†	2,641	41,992
Lannett Co., Inc.†	2,778	20,724
Madrigal Pharmaceuticals, Inc.†	648	75,013
Mallinckrodt PLC†	7,685	167,994
Marinus Pharmaceuticals, Inc.†	3,399	11,285
MediciNova, Inc.†	3,721	33,787
Melinta Therapeutics, Inc.†	3,242	2,737
Minerva Neurosciences, Inc.†	2,858	18,806
MyoKardia, Inc.†	3,176	131,423
Neos Therapeutics, Inc.†	4,370	9,352
Ocular Therapeutix, Inc.†	3,117	11,782
Odonate Therapeutics, Inc.†	633	10,489
Optinose, Inc.†	1,792	11,541
Pacira Pharmaceuticals, Inc.†	3,725	151,533
Paratek Pharmaceuticals, Inc.†	2,940	19,830
Phibro Animal Health Corp., Class A	1,901	59,349
Prestige Consumer Healthcare, Inc.†	4,858	135,635
Principia Biopharma, Inc.†	533	16,155
Progenics Pharmaceuticals, Inc.†	7,876	34,891
Ra Pharmaceuticals, Inc.†	1,349	27,695
Reata Pharmaceuticals, Inc., Class A†	1,746	139,278
Rhythm Pharmaceuticals, Inc.†	1,421	37,799
Rocket Pharmaceuticals, Inc.†	1,948	28,012
scPharmaceuticals, Inc.†	635	2,477
Seres Therapeutics, Inc.†	1,922	11,840
SIGA Technologies, Inc.†	4,846	32,856
Sorrento Therapeutics, Inc.†	10,207	21,026
Spero Therapeutics, Inc.†	787	8,279
Spring Bank Pharmaceuticals, Inc.†	1,293	14,003
Supernus Pharmaceuticals, Inc.†	4,572	174,330
Sutro Biopharma, Inc.†	597	6,316
Synergy Pharmaceuticals, Inc.†	23,206	7,435

388

SunAmerica Series Trust SA Small Cap Index Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Shares	Value (Note 2)
COMMON STOCKS (continued)
Medical-Drugs (continued)
Syros Pharmaceuticals, Inc.†	2,362	$14,148
Tetraphase Pharmaceuticals, Inc.†	4,930	6,064
TG Therapeutics, Inc.†	5,864	24,042
TherapeuticsMD, Inc.†	17,056	89,544
Tricida, Inc.†	1,090	23,915
Vanda Pharmaceuticals, Inc.†	4,794	130,061
Verrica Pharmaceuticals, Inc.†	542	6,488
Voyager Therapeutics, Inc.†	2,003	21,011
Zogenix, Inc.†	3,918	171,413

		4,437,667

Medical-Generic Drugs — 0.2%
Amneal Pharmaceuticals, Inc.†	8,115	99,652
Amphastar Pharmaceuticals, Inc.†	3,319	75,540
Endo International PLC†	20,920	203,970
Kodiak Sciences, Inc.†	886	6,805
Momenta Pharmaceuticals, Inc.†	7,253	86,021
Teligent, Inc.†	3,840	6,528

		478,516

Medical-HMO — 0.1%
Magellan Health, Inc.†	2,298	149,737
Tivity Health, Inc.†	3,734	83,119
Triple-S Management Corp., Class B†	2,062	41,570

		274,426

Medical-Hospitals — 0.2%
Community Health Systems, Inc.†	7,999	31,516
Quorum Health Corp.†	2,734	8,010
Select Medical Holdings Corp.†	10,124	158,137
Surgery Partners, Inc.†	1,738	22,733
Tenet Healthcare Corp.†	7,815	171,852

		392,248

Medical-Nursing Homes — 0.1%
Capital Senior Living Corp.†	2,297	16,010
Ensign Group, Inc.	4,648	202,513
Genesis Healthcare, Inc.†	5,331	8,370
National HealthCare Corp.	1,133	91,014

		317,907

Medical-Outpatient/Home Medical — 0.3%
Addus HomeCare Corp.†	906	54,496
Amedisys, Inc.†	2,497	327,506
Civitas Solutions, Inc.†	1,500	26,595
LHC Group, Inc.†	2,753	291,075
Providence Service Corp.†	1,041	66,770

		766,442

Medical-Wholesale Drug Distribution — 0.1%
Diplomat Pharmacy, Inc.†	5,300	76,850
Owens & Minor, Inc.	5,703	43,172

		120,022

Metal Processors & Fabrication — 0.5%
AZZ, Inc.	2,417	108,161
CIRCOR International, Inc.†	1,518	41,973
Global Brass & Copper Holdings, Inc.	2,031	61,417
Lawson Products, Inc.†	624	18,470
LB Foster Co., Class A†	930	16,619
Mueller Industries, Inc.	5,294	137,168
Park-Ohio Holdings Corp.	835	27,121
RBC Bearings, Inc.†	2,231	311,046

Security Description	Shares	Value (Note 2)
Metal Processors & Fabrication (continued)
Rexnord Corp.†	9,762	$255,276
Sun Hydraulics Corp.	2,701	95,669

		1,072,920

Metal Products-Distribution — 0.1%
Olympic Steel, Inc.	860	16,572
Worthington Industries, Inc.	3,921	147,940

		164,512

Metal Products-Fasteners — 0.1%
Eastern Co.	509	13,835
TriMas Corp.†	4,280	124,077

		137,912

Metal-Aluminum — 0.1%
Century Aluminum Co.†	4,664	42,909
Kaiser Aluminum Corp.	1,505	151,057

		193,966

Metal-Iron — 0.1%
Cleveland-Cliffs, Inc.	27,806	297,802

Miscellaneous Manufacturing — 0.2%
FreightCar America, Inc.†	1,115	7,939
Hillenbrand, Inc.	5,863	248,591
John Bean Technologies Corp.	2,924	232,283

		488,813

Motion Pictures & Services — 0.1%
Eros International PLC†	3,339	31,821
IMAX Corp.†	5,008	104,016

		135,837

MRI/Medical Diagnostic Imaging — 0.0%
RadNet, Inc.†	3,701	50,519

Multimedia — 0.1%
E.W. Scripps Co., Class A	4,259	79,984
Entravision Communications Corp., Class A	6,013	23,691
Liberty Media Corp. — Liberty Braves, Series A†	928	25,186
Liberty Media Corp. — Liberty Braves, Series C†	3,328	89,723

		218,584

Networking Products — 0.2%
A10 Networks, Inc.†	4,867	33,047
Calix, Inc.†	4,176	45,435
Extreme Networks, Inc.†	10,933	82,653
Infinera Corp.†	14,084	61,970
NeoPhotonics Corp.†	3,281	23,689
NETGEAR, Inc.†	2,917	115,542

		362,336

Night Clubs — 0.0%
RCI Hospitality Holdings, Inc.	846	18,874

Non-Ferrous Metals — 0.1%
Energy Fuels, Inc.†	7,951	22,740
Materion Corp.	1,878	88,135
Uranium Energy Corp.†	16,264	21,143

		132,018

Non-Hazardous Waste Disposal — 0.2%
Advanced Disposal Services, Inc.†	6,767	170,528

389

SunAmerica Series Trust SA Small Cap Index Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Shares	Value (Note 2)
COMMON STOCKS (continued)
Non-Hazardous Waste Disposal (continued)
Casella Waste Systems, Inc., Class A†	3,722	$112,107
Charah Solutions, Inc.†	671	4,804
Covanta Holding Corp.	10,979	176,762

		464,201

Office Automation & Equipment — 0.1%
Pitney Bowes, Inc.	17,571	126,687

Office Furnishings-Original — 0.3%
CompX International, Inc.	154	2,196
Herman Miller, Inc.	5,554	190,113
HNI Corp.	4,054	157,579
Interface, Inc.	5,515	90,501
Kimball International, Inc., Class B	3,376	47,703
Knoll, Inc.	4,521	91,143
Steelcase, Inc., Class A	7,923	130,730

		709,965

Office Supplies & Forms — 0.0%
ACCO Brands Corp.	9,665	85,342

Oil & Gas Drilling — 0.1%
Diamond Offshore Drilling, Inc.†	6,051	66,137
Noble Corp. PLC†	23,036	76,019
Quintana Energy Services, Inc.†	581	2,812
Rowan Cos. PLC, Class A†	11,903	145,098

		290,066

Oil Companies-Exploration & Production — 1.1%
Abraxas Petroleum Corp.†	14,842	17,662
Alta Mesa Resources, Inc., Class A†	9,467	9,069
Approach Resources, Inc.†	4,205	4,051
Berry Petroleum Corp.	1,229	14,490
Bonanza Creek Energy, Inc.†	1,760	40,568
California Resources Corp.†	4,219	85,013
Callon Petroleum Co.†	21,324	173,577
Carrizo Oil & Gas, Inc.†	8,163	100,242
Chesapeake Energy Corp.†	15,266	46,944
Denbury Resources, Inc.†	42,924	87,136
Earthstone Energy, Inc., Class A†	1,763	10,631
Eclipse Resources Corp.†	8,217	9,450
EP Energy Corp., Class A†	3,865	2,665
Evolution Petroleum Corp.	2,378	17,764
Goodrich Petroleum Corp.†	828	11,327
Gulfport Energy Corp.†	16,312	136,858
Halcon Resources Corp.†	12,460	20,434
HighPoint Resources Corp.†	10,154	28,431
Isramco, Inc.†	69	7,680
Jagged Peak Energy, Inc.†	5,995	63,127
Laredo Petroleum, Inc.†	14,525	55,195
Lilis Energy, Inc.†	4,153	9,012
Mammoth Energy Services, Inc.	1,167	25,826
Matador Resources Co.†	9,841	191,899
Midstates Petroleum Co., Inc.†	1,399	13,542
Northern Oil and Gas, Inc.†	18,157	45,937
Oasis Petroleum, Inc.†	25,165	151,493
Panhandle Oil and Gas, Inc., Class A	1,472	23,552
PDC Energy, Inc.†	6,189	201,576
Penn Virginia Corp.†	1,159	60,801
Resolute Energy Corp.†	2,039	66,736
Ring Energy, Inc.†	5,345	31,429
Rosehill Resources, Inc.†	211	734
Sanchez Energy Corp.†	7,354	1,927
SandRidge Energy, Inc.†	2,862	23,726

Security Description	Shares	Value (Note 2)
Oil Companies-Exploration & Production (continued)
SilverBow Resources, Inc.†	662	$16,093
Southwestern Energy Co.†	55,064	240,630
SRC Energy, Inc.†	22,591	111,148
Talos Energy, Inc.†	1,881	35,927
Tellurian, Inc.†	7,949	79,490
Ultra Petroleum Corp.†	14,866	10,704
Unit Corp.†	4,887	77,996
W&T Offshore, Inc.†	8,682	43,757
Zion Oil & Gas, Inc.†	5,089	2,476

		2,408,725

Oil Field Machinery & Equipment — 0.2%
Dril-Quip, Inc.†	3,335	124,862
Exterran Corp.†	3,025	52,514
Flotek Industries, Inc.†	5,138	13,153
Forum Energy Technologies, Inc.†	7,566	37,149
Natural Gas Services Group, Inc.†	1,165	19,234
Profire Energy, Inc.†	2,233	3,729
Smart Sand, Inc.†	2,077	5,276
Thermon Group Holdings, Inc.†	3,026	69,780
US Silica Holdings, Inc.	7,313	98,579

		424,276

Oil Refining & Marketing — 0.3%
Adams Resources & Energy, Inc.	202	8,005
CVR Energy, Inc.	1,705	68,456
Delek US Holdings, Inc.	7,611	247,434
Murphy USA, Inc.†	2,809	206,602
Par Pacific Holdings, Inc.†	2,904	47,219
Trecora Resources†	1,936	16,785

		594,501

Oil-Field Services — 0.8%
Archrock, Inc.	11,875	112,100
Basic Energy Services, Inc.†	1,791	8,507
Bristow Group, Inc.†	3,072	10,107
C&J Energy Services, Inc.†	5,929	95,279
CARBO Ceramics, Inc.†	1,924	7,754
DMC Global, Inc.	1,333	46,015
Era Group, Inc.†	1,884	17,747
Frank’s International NV†	6,836	38,897
FTS International, Inc.†	3,038	24,760
Helix Energy Solutions Group, Inc.†	13,139	89,739
Independence Contract Drilling, Inc.†	4,550	15,561
ION Geophysical Corp.†	993	8,907
Keane Group, Inc.†	4,844	48,828
Key Energy Services, Inc.†	954	1,593
KLX Energy Services Holdings, Inc.†	1,878	48,941
Liberty Oilfield Services, Inc., Class A	4,136	62,909
Matrix Service Co.†	2,472	53,024
McDermott International, Inc.†	16,754	147,770
MRC Global, Inc.†	7,848	122,586
NCS Multistage Holdings, Inc.†	913	5,168
Newpark Resources, Inc.†	8,324	69,172
Nine Energy Service, Inc.†	1,387	33,260
NOW, Inc.†	10,074	136,301
Nuverra Environmental Solutions, Inc.†	119	1,606
Oceaneering International, Inc.†	9,233	144,866
Oil States International, Inc.†	5,567	95,864
PHI, Inc.†	1,094	3,588
Pioneer Energy Services Corp.†	7,122	10,541
ProPetro Holding Corp.†	6,620	108,171
Select Energy Services, Inc., Class A†	4,216	35,836

390

SunAmerica Series Trust SA Small Cap Index Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Shares	Value (Note 2)
COMMON STOCKS (continued)
Oil-Field Services (continued)
Solaris Oilfield Infrastructure, Inc., Class A	2,503	$37,645
Superior Energy Services, Inc.†	14,322	55,999
TETRA Technologies, Inc.†	11,367	24,212

		1,723,253

Optical Supplies — 0.1%
STAAR Surgical Co.†	4,104	146,636

Paper & Related Products — 0.2%
Clearwater Paper Corp.†	1,509	50,884
Neenah, Inc.	1,557	108,476
P.H. Glatfelter Co.	4,057	51,848
Schweitzer-Mauduit International, Inc.	2,869	91,980
Verso Corp., Class A†	3,219	79,413

		382,601

Patient Monitoring Equipment — 0.0%
CareDx, Inc.†	3,277	91,854

Pharmacy Services — 0.0%
BioScrip, Inc.†	11,814	42,885

Photo Equipment & Supplies — 0.0%
Ambarella, Inc.†	2,895	110,010

Physical Therapy/Rehabilitation Centers — 0.1%
AAC Holdings, Inc.†	1,229	2,974
U.S. Physical Therapy, Inc.	1,164	123,256

		126,230

Physicians Practice Management — 0.0%
Apollo Medical Holdings, Inc.†	310	6,054

Pipelines — 0.1%
NextDecade Corp.†	730	2,664
SemGroup Corp., Class A	7,388	118,356

		121,020

Pollution Control — 0.0%
CECO Environmental Corp.†	2,832	19,484

Poultry — 0.1%
Sanderson Farms, Inc.	1,907	234,752

Power Converter/Supply Equipment — 0.2%
Energous Corp.†	2,175	16,225
Generac Holdings, Inc.†	5,664	299,796
Powell Industries, Inc.	825	23,026
SunPower Corp.†	5,752	33,419
Vicor Corp.†	1,631	64,245

		436,711

Precious Metals — 0.1%
Coeur Mining, Inc.†	17,321	89,203
Hecla Mining Co.	42,793	115,541

		204,744

Printing-Commercial — 0.2%
Cimpress NV†	2,057	171,081
Deluxe Corp.	4,316	202,723
Ennis, Inc.	2,393	47,477
LSC Communications, Inc.	3,061	24,274
Quad/Graphics, Inc.	2,918	39,422
RR Donnelley & Sons Co.	6,595	33,634

		518,611

Security Description	Shares	Value (Note 2)
Private Equity — 0.1%
Kennedy-Wilson Holdings, Inc.	11,701	$233,903

Publishing-Books — 0.1%
Houghton Mifflin Harcourt Co.†	9,663	101,171
Scholastic Corp.	2,658	110,812
Tribune Publishing Co.†	1,609	19,260

		231,243

Publishing-Newspapers — 0.2%
Gannett Co., Inc.	10,579	117,321
New York Times Co., Class A	12,268	315,410

		432,731

Publishing-Periodicals — 0.1%
Meredith Corp.	3,683	199,876
Value Line, Inc.	101	2,167

		202,043

Quarrying — 0.1%
Compass Minerals International, Inc.	3,183	166,312

Racetracks — 0.3%
Churchill Downs, Inc.	3,300	303,534
Empire Resorts, Inc.†	329	3,948
International Speedway Corp., Class A	2,262	98,284
Penn National Gaming, Inc.†	10,265	248,823
Speedway Motorsports, Inc.	1,069	17,254

		671,843

Radio — 0.0%
Beasley Broadcast Group, Inc., Class A	744	3,363
Entercom Communications Corp., Class A	11,955	87,630
Saga Communications, Inc., Class A	356	12,040

		103,033

Real Estate Investment Trusts — 6.4%
Acadia Realty Trust	7,523	216,136
AG Mtg. Investment Trust, Inc.	2,624	47,284
Agree Realty Corp.	3,130	206,674
Alexander & Baldwin, Inc.†	6,378	146,949
Alexander’s, Inc.	199	66,279
American Assets Trust, Inc.	3,595	154,369
Americold Realty Trust	8,060	236,319
Anworth Mtg. Asset Corp.	9,094	40,650
Apollo Commercial Real Estate Finance, Inc.	11,517	209,609
Arbor Realty Trust, Inc.	6,151	73,566
Ares Commercial Real Estate Corp.	2,502	36,029
Armada Hoffler Properties, Inc.	4,610	69,242
ARMOUR Residential REIT, Inc.	3,926	82,524
Ashford Hospitality Trust, Inc.	8,128	40,234
Blackstone Mtg. Trust, Inc., Class A	10,442	360,145
Bluerock Residential Growth REIT, Inc.	2,231	23,158
Braemar Hotels & Resorts, Inc.	2,732	30,380
BRT Apartments Corp.	843	10,967
Capstead Mtg. Corp.	8,452	62,291
CareTrust REIT, Inc.	7,774	170,872
CatchMark Timber Trust, Inc., Class A	4,586	42,145
CBL & Associates Properties, Inc.	15,814	39,377
Cedar Realty Trust, Inc.	8,260	28,827
Chatham Lodging Trust	4,284	86,580
Cherry Hill Mtg. Investment Corp.	1,479	27,361
Chesapeake Lodging Trust	5,540	157,779
City Office REIT, Inc.	3,626	41,917

391

SunAmerica Series Trust SA Small Cap Index Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Shares	Value (Note 2)
COMMON STOCKS (continued)
Real Estate Investment Trusts (continued)
Clipper Realty, Inc.	1,388	$17,975
Colony Credit Real Estate, Inc.	7,842	131,040
Community Healthcare Trust, Inc.	1,627	53,724
CoreCivic, Inc.	11,092	220,398
CorEnergy Infrastructure Trust, Inc.	1,111	39,785
CorePoint Lodging, Inc.†	3,864	47,295
Cousins Properties, Inc.	39,273	347,566
DiamondRock Hospitality Co.	19,361	196,708
Dynex Capital, Inc.	5,402	32,520
Easterly Government Properties, Inc.	5,653	101,528
EastGroup Properties, Inc.	3,285	339,866
Essential Properties Realty Trust, Inc.	3,324	52,852
Exantas Capital Corp.	2,835	29,966
First Industrial Realty Trust, Inc.	11,633	380,632
Four Corners Property Trust, Inc.	6,326	178,646
Franklin Street Properties Corp.	9,736	72,241
Front Yard Residential Corp.	4,605	49,826
GEO Group, Inc.	11,224	253,101
Getty Realty Corp.	3,059	98,072
Gladstone Commercial Corp.	2,677	53,406
Gladstone Land Corp.	1,220	14,738
Global Medical REIT, Inc.	1,768	16,955
Global Net Lease, Inc.	6,776	131,387
Great Ajax Corp.	1,501	19,378
Healthcare Realty Trust, Inc.	11,580	373,918
Hersha Hospitality Trust	3,325	61,612
Independence Realty Trust, Inc.	8,146	85,126
Industrial Logistics Properties Trust	6,035	129,692
InfraREIT, Inc.†	4,129	87,122
Innovative Industrial Properties, Inc.	864	53,499
Invesco Mtg. Capital, Inc.	10,493	168,937
Investors Real Estate Trust	1,119	65,876
iStar, Inc.	6,077	58,278
Jernigan Capital, Inc.	1,679	36,401
Kite Realty Group Trust	7,727	128,500
KKR Real Estate Finance Trust, Inc.	2,006	41,364
Ladder Capital Corp.	8,689	150,407
Lexington Realty Trust	19,810	190,374
LTC Properties, Inc.	3,674	174,295
Mack-Cali Realty Corp.	8,450	174,070
MedEquities Realty Trust, Inc.	2,672	30,915
Monmouth Real Estate Investment Corp.	8,148	111,953
National Health Investors, Inc.	3,819	317,970
National Storage Affiliates Trust	5,287	153,852
New Senior Investment Group, Inc.	6,969	37,772
New York Mortgage Trust, Inc.	14,521	91,192
NexPoint Residential Trust, Inc.	1,719	64,308
NorthStar Realty Europe Corp.	4,172	70,048
Office Properties Income Trust	4,451	142,565
One Liberty Properties, Inc.	1,398	38,026
Orchid Island Capital, Inc.	4,887	33,916
Pebblebrook Hotel Trust	12,743	408,413
Pennsylvania Real Estate Investment Trust	6,425	47,352
PennyMac Mtg. Investment Trust	5,596	113,263
Physicians Realty Trust	17,060	308,957
Piedmont Office Realty Trust, Inc., Class A	11,968	231,700
PotlatchDeltic Corp.	6,192	228,361
Preferred Apartment Communities, Inc., Class A	3,730	59,307

Security Description	Shares	Value (Note 2)
Real Estate Investment Trusts (continued)
PS Business Parks, Inc.	1,859	$269,908
QTS Realty Trust, Inc., Class A	4,758	200,359
Ready Capital Corp.	1,649	25,790
Redwood Trust, Inc.	7,674	123,782
Retail Opportunity Investments Corp.	10,491	184,327
Rexford Industrial Realty, Inc.	8,618	289,565
RLJ Lodging Trust	16,240	301,252
RPT Realty	7,409	96,984
Ryman Hospitality Properties, Inc.	4,177	335,622
Sabra Health Care REIT, Inc.	16,615	341,272
Saul Centers, Inc.	1,102	58,362
Seritage Growth Properties, Class A	3,050	122,640
Spirit MTA REIT	4,019	31,429
STAG Industrial, Inc.	9,139	251,962
Summit Hotel Properties, Inc.	9,657	107,869
Sunstone Hotel Investors, Inc.	21,313	304,776
Tanger Factory Outlet Centers, Inc.	8,582	195,240
Terreno Realty Corp.	5,428	218,965
Tier REIT, Inc.	5,009	117,711
UMH Properties, Inc.	3,152	44,223
Universal Health Realty Income Trust	1,197	83,455
Urban Edge Properties	10,217	208,631
Urstadt Biddle Properties, Inc., Class A	2,761	59,141
Washington Prime Group, Inc.	17,456	99,150
Washington Real Estate Investment Trust	7,473	189,441
Western Asset Mtg. Capital Corp.	4,368	41,758
Whitestone REIT	3,564	50,537
Xenia Hotels & Resorts, Inc.	10,523	197,517

		14,608,277

Real Estate Management/Services — 0.3%
Farmland Partners, Inc.	2,813	15,781
HFF, Inc., Class A	3,506	145,218
Marcus & Millichap, Inc.†	1,816	71,914
Maui Land & Pineapple Co., Inc.†	633	7,558
Newmark Group, Inc., Class A	13,949	145,767
RE/MAX Holdings, Inc., Class A	1,665	69,464
Redfin Corp.†	7,393	132,261
RMR Group, Inc., Class A	658	43,434
Safety Income and Growth, Inc.	739	13,036

		644,433

Real Estate Operations & Development — 0.1%
American Realty Investors, Inc.†	193	2,524
Consolidated-Tomoka Land Co.	358	21,863
Cushman & Wakefield PLC†	4,390	75,684
Forestar Group, Inc.†	985	15,770
Griffin Industrial Realty, Inc.	78	2,623
McGrath RentCorp	2,251	113,450
Stratus Properties, Inc.†	548	12,988
Transcontinental Realty Investors, Inc.†	156	5,234
Trinity Place Holdings, Inc.†	1,638	6,798

		256,934

Recreational Centers — 0.2%
Planet Fitness, Inc., Class A†	8,260	478,419
Town Sports International Holdings, Inc.†	1,352	8,153

		486,572

Recreational Vehicles — 0.1%
Camping World Holdings, Inc., Class A	3,027	42,923

392

SunAmerica Series Trust SA Small Cap Index Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Shares	Value (Note 2)
COMMON STOCKS (continued)
Recreational Vehicles (continued)
Malibu Boats, Inc., Class A†	1,911	$77,491
MasterCraft Boat Holdings, Inc.†	1,721	37,569

		157,983

Rental Auto/Equipment — 0.4%
Aaron’s, Inc.	6,465	323,638
Avis Budget Group, Inc.†	6,234	166,074
CAI International, Inc.†	1,607	39,886
Herc Holdings, Inc.†	2,243	83,103
Hertz Global Holdings, Inc.†	5,120	84,941
Rent-A-Center, Inc.†	4,143	72,502
Textainer Group Holdings, Ltd.†	2,546	33,149

		803,293

Resorts/Theme Parks — 0.2%
Marriott Vacations Worldwide Corp.	3,634	321,754
SeaWorld Entertainment, Inc.†	5,128	133,585

		455,339

Retail-Apparel/Shoe — 0.7%
Abercrombie & Fitch Co., Class A	6,248	135,394
American Eagle Outfitters, Inc.	15,064	318,152
Ascena Retail Group, Inc.†	16,351	40,060
Boot Barn Holdings, Inc.†	2,614	61,246
Buckle, Inc.	2,690	46,725
Caleres, Inc.	3,931	117,301
Cato Corp., Class A	2,077	30,843
Chico’s FAS, Inc.	11,613	67,355
Children’s Place, Inc.	1,487	143,882
DSW, Inc., Class A	6,414	174,782
Duluth Holdings, Inc., Class B†	770	18,388
Express, Inc.†	6,692	35,468
Francesca’s Holdings Corp.†	3,252	2,872
Genesco, Inc.†	1,840	83,131
Guess?, Inc.	5,378	104,925
J. Jill, Inc.†	1,534	9,127
RTW RetailWinds, Inc.†	2,731	8,466
Shoe Carnival, Inc.	991	36,548
Tailored Brands, Inc.	4,638	58,578
Tilly’s, Inc., Class A	1,915	23,191
Vera Bradley, Inc.†	2,117	18,947
Winmark Corp.	232	35,763

		1,571,144

Retail-Appliances — 0.0%
Conn’s, Inc.†	1,835	38,425

Retail-Automobile — 0.3%
America’s Car-Mart, Inc.†	547	38,268
Asbury Automotive Group, Inc.†	1,812	128,018
Carvana Co.†	3,023	112,304
Group 1 Automotive, Inc.	1,724	105,216
Lithia Motors, Inc., Class A	2,076	184,660
Rush Enterprises, Inc., Class A	2,807	107,368
Rush Enterprises, Inc., Class B	415	16,152
Sonic Automotive, Inc., Class A	2,239	34,257

		726,243

Retail-Bedding — 0.1%
Bed Bath & Beyond, Inc.	12,559	189,515

Retail-Bookstores — 0.0%
Barnes & Noble Education, Inc.†	3,585	20,506
Barnes & Noble, Inc.	5,567	33,569

		54,075

Security Description	Shares	Value (Note 2)
Retail-Building Products — 0.2%
At Home Group, Inc.†	4,192	$92,392
Beacon Roofing Supply, Inc.†	6,367	231,313
BMC Stock Holdings, Inc.†	6,294	108,005
Foundation Building Materials, Inc.†	1,377	12,586
GMS, Inc.†	3,041	57,566
Tile Shop Holdings, Inc.	3,754	28,493

		530,355

Retail-Computer Equipment — 0.0%
PC Connection, Inc.	1,077	35,681

Retail-Discount — 0.3%
Big Lots, Inc.	3,750	118,275
BJ’s Wholesale Club Holdings, Inc.†	6,795	178,776
Citi Trends, Inc.	1,120	22,949
Ollie’s Bargain Outlet Holdings, Inc.†	4,642	362,865

		682,865

Retail-Drug Store — 0.0%
Rite Aid Corp.†	98,280	78,948

Retail-Floor Coverings — 0.0%
Lumber Liquidators Holdings, Inc.†	2,657	31,937

Retail-Hair Salons — 0.0%
Regis Corp.†	3,166	59,046

Retail-Home Furnishings — 0.2%
Bassett Furniture Industries, Inc.	943	17,983
Haverty Furniture Cos., Inc.	1,734	35,322
Kirkland’s, Inc.†	1,447	14,788
La-Z-Boy, Inc.	4,359	129,114
Lovesac Co.†	531	12,680
Pier 1 Imports, Inc.	7,631	6,225
RH†	1,860	252,718

		468,830

Retail-Jewelry — 0.1%
Movado Group, Inc.	1,469	46,934
Signet Jewelers, Ltd.	4,849	118,122

		165,056

Retail-Leisure Products — 0.0%
MarineMax, Inc.†	1,894	33,675
Party City Holdco, Inc.†	5,293	58,435

		92,110

Retail-Major Department Stores — 0.0%
J.C. Penney Co., Inc.†	29,318	38,700

Retail-Misc./Diversified — 0.5%
Container Store Group, Inc.†	1,490	10,668
Five Below, Inc.†	5,102	631,271
Gaia, Inc.†	1,051	12,360
GameStop Corp., Class A	9,363	106,177
Hudson, Ltd., Class A†	3,715	47,849
PriceSmart, Inc.	2,065	126,481
Sally Beauty Holdings, Inc.†	11,256	193,828

		1,128,634

Retail-Office Supplies — 0.1%
Office Depot, Inc.	50,875	150,081

Retail-Pawn Shops — 0.2%
EZCORP, Inc., Class A†	4,676	43,580
FirstCash, Inc.	4,059	334,584

		378,164

393

SunAmerica Series Trust SA Small Cap Index Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Shares	Value (Note 2)
COMMON STOCKS (continued)
Retail-Pet Food & Supplies — 0.1%
Freshpet, Inc.†	2,450	$88,126
PetIQ, Inc.†	1,471	44,748
PetMed Express, Inc.	1,864	44,140

		177,014

Retail-Petroleum Products — 0.1%
World Fuel Services Corp.	6,257	155,737

Retail-Regional Department Stores — 0.0%
Dillard’s, Inc., Class A	1,087	72,601

Retail-Restaurants — 1.2%
Biglari Holdings, Inc., Class A†	9	5,850
Biglari Holdings, Inc., Class B†	88	11,521
BJ’s Restaurants, Inc.	1,930	96,172
Bloomin’ Brands, Inc.	7,746	142,759
Brinker International, Inc.	3,607	146,156
Cannae Holdings, Inc.†	6,438	124,511
Carrols Restaurant Group, Inc.†	3,243	27,987
Cheesecake Factory, Inc.	3,949	177,231
Chuy’s Holdings, Inc.†	1,563	35,511
Cracker Barrel Old Country Store, Inc.	1,798	300,769
Dave & Buster’s Entertainment, Inc.	3,721	191,445
Del Frisco’s Restaurant Group, Inc.†	3,089	24,465
Del Taco Restaurants, Inc.†	2,849	29,601
Denny’s Corp.†	5,700	100,833
Dine Brands Global, Inc.	1,565	119,363
El Pollo Loco Holdings, Inc.†	2,002	33,013
Fiesta Restaurant Group, Inc.†	2,217	32,945
Habit Restaurants, Inc., Class A†	1,904	19,459
J Alexander’s Holdings, Inc.†	1,199	10,311
Jack in the Box, Inc.	2,539	205,532
Noodles & Co.†	1,308	9,418
Papa John’s International, Inc.	2,073	87,667
Potbelly Corp.†	2,138	18,536
Red Robin Gourmet Burgers, Inc.†	1,213	38,792
Ruth’s Hospitality Group, Inc.	2,697	62,301
Shake Shack, Inc., Class A†	2,302	109,943
Texas Roadhouse, Inc.	6,333	385,300
Wingstop, Inc.	2,712	178,043

		2,725,434

Retail-Sporting Goods — 0.0%
Big 5 Sporting Goods Corp.	1,874	6,447
Hibbett Sports, Inc.†	1,771	28,938
Sportsman’s Warehouse Holdings, Inc.†	3,468	17,825
Zumiez, Inc.†	1,733	44,036

		97,246

Retail-Vision Service Center — 0.1%
National Vision Holdings, Inc.†	5,867	186,336

Retail-Vitamins & Nutrition Supplements — 0.0%
GNC Holdings, Inc., Class A†	7,667	23,384

Retirement/Aged Care — 0.1%
Brookdale Senior Living, Inc.†	17,458	142,283

Rubber-Tires — 0.1%
Cooper Tire & Rubber Co.	4,737	166,742

Rubber/Plastic Products — 0.3%
Myers Industries, Inc.	3,287	53,447
Proto Labs, Inc.†	2,531	314,224
Raven Industries, Inc.	3,348	123,842

Security Description	Shares	Value (Note 2)
Rubber/Plastic Products (continued)
Trinseo SA	4,001	$196,249

		687,762

Satellite Telecom — 0.2%
Gogo, Inc.†	5,387	22,248
Intelsat SA†	5,203	126,589
Iridium Communications, Inc.†	8,964	173,723
Loral Space & Communications, Inc.†	1,199	43,296

		365,856

Savings & Loans/Thrifts — 1.2%
Axos Financial, Inc.†	5,527	167,800
Banc of California, Inc.	4,018	58,582
BankFinancial Corp.	1,231	18,465
Beneficial Bancorp, Inc.	6,372	99,340
Berkshire Hills Bancorp, Inc.	3,803	103,632
Brookline Bancorp, Inc.	7,378	109,711
BSB Bancorp, Inc.†	786	25,356
Capitol Federal Financial, Inc.	12,032	154,852
Community Bankers Trust Corp.†	2,005	14,957
Dime Community Bancshares, Inc.	2,939	57,957
Entegra Financial Corp.†	627	14,647
ESSA Bancorp, Inc.	888	13,373
First Defiance Financial Corp.	1,862	52,471
First Financial Northwest, Inc.	778	11,787
First Savings Financial Group, Inc.	170	8,522
Flushing Financial Corp.	2,560	56,781
FS Bancorp, Inc.	353	17,138
Greene County Bancorp, Inc.	284	8,653
Hingham Institution for Savings	124	22,928
Home Bancorp, Inc.	731	25,848
HomeTrust Bancshares, Inc.	1,635	44,145
Investors Bancorp, Inc.	22,597	274,328
Malvern Bancorp, Inc.†	705	14,749
Meridian Bancorp, Inc.	4,488	71,068
MutualFirst Financial, Inc.	546	15,834
Northfield Bancorp, Inc.	4,056	58,041
Northwest Bancshares, Inc.	8,934	157,596
OceanFirst Financial Corp.	4,435	106,484
Oconee Federal Financial Corp.	169	4,419
Oritani Financial Corp.	3,748	63,191
Pacific Premier Bancorp, Inc.†	4,256	126,616
Provident Financial Services, Inc.	5,792	143,120
Prudential Bancorp, Inc.	829	15,121
Riverview Bancorp, Inc.	1,980	14,751
SI Financial Group, Inc.	1,036	13,344
Southern Missouri Bancorp, Inc.	662	23,309
Territorial Bancorp, Inc.	727	20,051
Timberland Bancorp, Inc.	609	17,125
United Community Financial Corp.	4,528	42,925
United Financial Bancorp, Inc.	4,735	70,125
Washington Federal, Inc.	7,797	226,815
Waterstone Financial, Inc.	2,380	37,366
WSFS Financial Corp.	2,816	118,751

		2,722,074

Schools — 0.5%
Adtalem Global Education, Inc.†	5,454	266,701
American Public Education, Inc.†	1,496	44,267
Career Education Corp.†	6,346	81,927
Chegg, Inc.†	10,125	356,602
K12, Inc.†	3,491	110,001
Laureate Education, Inc., Class A†	8,852	141,632
Strategic Education, Inc.	1,951	213,439

		1,214,569

394

SunAmerica Series Trust SA Small Cap Index Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Shares	Value (Note 2)
COMMON STOCKS (continued)
Security Services — 0.2%
Brink’s Co.	4,695	$347,665

Seismic Data Collection — 0.0%
Dawson Geophysical Co.†	1,971	7,707

Semiconductor Components-Integrated Circuits — 0.5%
Cirrus Logic, Inc.†	5,612	208,486
Integrated Device Technology, Inc.†	12,106	591,378
MaxLinear, Inc.†	5,910	115,954
Power Integrations, Inc.	2,675	176,550

		1,092,368

Semiconductor Equipment — 0.6%
ACM Research, Inc., Class A†	781	7,271
Aquantia Corp.†	2,011	17,717
Axcelis Technologies, Inc.†	2,992	62,323
Brooks Automation, Inc.	6,490	202,034
Cabot Microelectronics Corp.	2,653	270,314
Cohu, Inc.	3,700	64,898
Entegris, Inc.	13,257	438,144
FormFactor, Inc.†	6,905	103,713
Nanometrics, Inc.†	2,127	65,065
Ultra Clean Holdings, Inc.†	3,589	42,566
Veeco Instruments, Inc.†	4,431	43,468

		1,317,513

Steel Pipe & Tube — 0.1%
Advanced Drainage Systems, Inc.	3,380	86,190
Northwest Pipe Co.†	892	20,552
Omega Flex, Inc.	272	17,217
TimkenSteel Corp.†	3,734	47,534

		171,493

Steel-Producers — 0.2%
AK Steel Holding Corp.†	29,416	86,777
Carpenter Technology Corp.	4,356	205,865
Commercial Metals Co.	10,875	189,769
Ryerson Holding Corp.†	1,487	10,454
Schnitzer Steel Industries, Inc., Class A	2,446	59,193
Shiloh Industries, Inc.†	1,377	8,248

		560,306

Steel-Specialty — 0.1%
Allegheny Technologies, Inc.†	11,724	321,121
Universal Stainless & Alloy Products, Inc.†	783	14,039

		335,160

Storage/Warehousing — 0.1%
Mobile Mini, Inc.	4,149	156,791

SupraNational Banks — 0.0%
Banco Latinoamericano de Comercio Exterior SA, Class E	2,857	53,654

Telecom Equipment-Fiber Optics — 0.5%
Acacia Communications, Inc.†	2,555	111,168
Ciena Corp.†	13,384	509,796
Clearfield, Inc.†	1,049	12,347
Finisar Corp.†	10,958	249,623
Harmonic, Inc.†	7,772	41,114
KVH Industries, Inc.†	1,511	16,893
Viavi Solutions, Inc.†	21,231	236,089

		1,177,030

Security Description	Shares	Value (Note 2)
Telecom Services — 0.2%
Consolidated Communications Holdings, Inc.	6,552	$69,976
Fusion Connect, Inc.†	1,995	3,990
GTT Communications, Inc.†	3,962	101,427
HC2 Holdings, Inc.†	3,971	13,541
Ooma, Inc.†	1,732	26,171
ORBCOMM, Inc.†	6,831	55,604
RigNet, Inc.†	1,312	17,528
Spok Holdings, Inc.	1,709	23,653
Vonage Holdings Corp.†	20,648	188,103

		499,993

Telecommunication Equipment — 0.1%
ADTRAN, Inc.	4,473	65,217
Aerohive Networks, Inc.†	3,099	11,838
Casa Systems, Inc.†	2,423	28,204
DASAN Zhone Solutions, Inc.†	548	7,321
Plantronics, Inc.	3,096	120,094
Preformed Line Products Co.	286	15,873
Quantenna Communications, Inc.†	3,196	47,748

		296,295

Telephone-Integrated — 0.1%
Cincinnati Bell, Inc.†	4,282	35,712
Frontier Communications Corp.†	9,741	19,482
Shenandoah Telecommunications Co.	4,359	207,619
Windstream Holdings, Inc.†	3,809	11,465

		274,278

Television — 0.6%
Central European Media Enterprises, Ltd., Class A†	8,149	24,528
Gray Television, Inc.†	7,460	124,657
Nexstar Media Group, Inc., Class A	4,181	348,988
Sinclair Broadcast Group, Inc., Class A	6,313	194,504
TEGNA, Inc.	20,248	237,711
World Wrestling Entertainment, Inc., Class A	4,018	330,842

		1,261,230

Textile-Apparel — 0.0%
Unifi, Inc.†	1,459	31,208

Textile-Products — 0.0%
Culp, Inc.	1,042	19,902

Theaters — 0.1%
AMC Entertainment Holdings, Inc., Class A	4,853	71,097
National CineMedia, Inc.	7,203	49,773
Reading International, Inc., Class A†	1,568	24,774

		145,644

Therapeutics — 0.3%
Akebia Therapeutics, Inc.†	8,010	44,135
Anika Therapeutics, Inc.†	1,296	49,235
Fennec Pharmaceuticals, Inc.†	1,083	7,245
Flexion Therapeutics, Inc.†	3,136	46,068
G1 Therapeutics, Inc.†	2,128	45,518
La Jolla Pharmaceutical Co.†	2,002	12,092
MannKind Corp.†	13,077	16,477
Mersana Therapeutics, Inc.†	1,176	5,386
Mirati Therapeutics, Inc.†	1,883	124,429
Portola Pharmaceuticals, Inc.†	6,079	164,741
Proteostasis Therapeutics, Inc.†	3,201	9,667

395

SunAmerica Series Trust SA Small Cap Index Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Shares	Value (Note 2)
COMMON STOCKS (continued)
Therapeutics (continued)
Recro Pharma, Inc.†	1,646	$13,645
Vital Therapies, Inc.†	2,838	625
Xencor, Inc.†	4,362	157,468
Zafgen, Inc.†	2,846	12,636

		709,367

Tobacco — 0.1%
22nd Century Group, Inc.†	10,848	24,299
Pyxus International, Inc.†	783	12,708
Turning Point Brands, Inc.	739	26,168
Universal Corp.	2,307	133,114
Vector Group, Ltd.	9,564	105,204

		301,493

Toys — 0.0%
Funko, Inc., Class A†	980	17,003

Traffic Management Sys — 0.0%
Arlo Technologies, Inc.†	6,883	49,489

Transactional Software — 0.1%
ACI Worldwide, Inc.†	10,715	316,736
InnerWorkings, Inc.†	4,019	18,447

		335,183

Transport-Air Freight — 0.1%
Air Transport Services Group, Inc.†	5,450	129,438
Atlas Air Worldwide Holdings, Inc.†	2,211	117,669

		247,107

Transport-Equipment & Leasing — 0.2%
GATX Corp.	3,510	265,637
General Finance Corp.†	1,031	9,959
Greenbrier Cos., Inc.	2,955	125,321
Willis Lease Finance Corp.†	288	11,025

		411,942

Transport-Marine — 0.4%
Ardmore Shipping Corp.†	3,119	17,685
Costamare, Inc.	4,554	23,134
DHT Holdings, Inc.	8,581	34,753
Dorian LPG, Ltd.†	2,588	14,182
Eagle Bulk Shipping, Inc.†	4,454	18,306
Frontline, Ltd.†	7,182	36,987
GasLog, Ltd.	3,804	68,206
Genco Shipping & Trading, Ltd.†	911	6,714
Golar LNG, Ltd.	8,835	196,756
International Seaways, Inc.†	2,031	36,802
Nordic American Tankers, Ltd.	13,097	26,849
Overseas Shipholding Group, Inc., Class A†	5,322	9,633
Safe Bulkers, Inc.†	4,748	7,359
Scorpio Bulkers, Inc.	5,433	24,557
Scorpio Tankers, Inc.	4,265	79,883
SEACOR Holdings, Inc.†	1,598	66,141
Ship Finance International, Ltd.	7,578	92,149
Teekay Corp.	6,398	22,457
Teekay Tankers, Ltd., Class A	17,848	17,848
Tidewater, Inc.†	2,636	56,727

		857,128

Transport-Services — 0.2%
CryoPort, Inc.†	2,410	25,281
Daseke, Inc.†	3,830	15,971

Security Description	Shares	Value (Note 2)
Transport-Services (continued)
Echo Global Logistics, Inc.†	2,612	$62,061
Forward Air Corp.	2,740	160,372
Hub Group, Inc., Class A†	3,052	135,844
Matson, Inc.	3,956	132,566
Radiant Logistics, Inc.†	3,633	17,947
Universal Logistics Holdings, Inc.	776	15,815

		565,857

Transport-Truck — 0.3%
ArcBest Corp.	2,397	90,175
Covenant Transportation Group, Inc., Class A†	1,152	27,164
Heartland Express, Inc.	4,365	87,344
Marten Transport, Ltd.	3,652	70,666
P.A.M. Transportation Services, Inc.†	200	9,830
Saia, Inc.†	2,394	143,568
US Xpress Enterprises, Inc. Class A†	1,957	14,443
USA Truck, Inc.†	739	13,199
Werner Enterprises, Inc.	4,397	144,749
YRC Worldwide, Inc.†	3,100	19,344

		620,482

Travel Services — 0.0%
Liberty TripAdvisor Holdings, Inc., Class A†	6,781	112,971

Venture Capital — 0.0%
Safeguard Scientifics, Inc.†	1,801	17,091

Veterinary Diagnostics — 0.2%
Heska Corp.†	622	61,329
Neogen Corp.†	4,695	285,973

		347,302

Virtual Reality Products — 0.0%
Vuzix Corp.†	2,199	9,302

Vitamins & Nutrition Products — 0.1%
Natural Grocers by Vitamin Cottage, Inc.†	842	11,502
Natural Health Trends Corp.	688	11,276
Nature’s Sunshine Products, Inc.†	796	6,368
USANA Health Sciences, Inc.†	1,183	138,529

		167,675

Water — 0.4%
American States Water Co.	3,417	231,399
Artesian Resources Corp., Class A	740	26,189
California Water Service Group	4,485	222,097
Connecticut Water Service, Inc.	1,125	76,320
Consolidated Water Co., Ltd.	1,374	17,931
Global Water Resources, Inc.	1,010	9,726
Middlesex Water Co.	1,487	83,569
PICO Holdings, Inc.†	1,886	18,313
SJW Group	1,609	96,460
York Water Co.	1,202	39,546

		821,550

Water Treatment Systems — 0.1%
AquaVenture Holdings, Ltd.†	1,018	21,409
Energy Recovery, Inc.†	3,364	25,566
Evoqua Water Technologies Corp.†	7,068	76,405
Pure Cycle Corp.†	1,597	16,242

		139,622

396

SunAmerica Series Trust SA Small Cap Index Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Shares	Value (Note 2)
COMMON STOCKS (continued)
Web Hosting/Design — 0.2%
Endurance International Group Holdings, Inc.†	6,554	$53,087
NIC, Inc.	6,010	98,564
Q2 Holdings, Inc.†	3,493	207,589

		359,240

Web Portals/ISP — 0.0%
Meet Group, Inc.†	6,505	37,599

Wire & Cable Products — 0.1%
Belden, Inc.	3,774	202,324
Encore Wire Corp.	1,902	102,518
Insteel Industries, Inc.	1,702	37,597

		342,439

Wireless Equipment — 0.3%
CalAmp Corp.†	3,159	45,521
InterDigital, Inc.	3,232	235,322
Maxar Technologies, Inc.	5,290	29,730
pdvWireless, Inc.†	874	35,257
Ribbon Communications, Inc.†	5,036	28,101
ViaSat, Inc.†	5,170	324,107

		698,038

Wound, Burn & Skin Care — 0.0%
Dermira, Inc.†	3,251	21,457

X-Ray Equipment — 0.1%
Varex Imaging Corp.†	3,564	101,539
ViewRay, Inc.†	5,896	42,392

		143,931

Total Common Stocks (cost $189,726,539)		185,677,932

EXCHANGE-TRADED FUNDS — 1.6%
iShares Russell 2000 ETF (cost $3,303,383)	24,000	3,577,440

Total Long-Term Investment Securities (cost $193,029,922)		189,255,372

Security Description	Principal Amount	Value (Note 2)
SHORT-TERM INVESTMENT SECURITIES — 1.0%
U.S. Government Treasuries — 1.0%
United States Treasury Bills
2.23% due 02/07/2019(3)	$200,000	$199,924
2.30% due 04/25/2019(3)	100,000	99,460
2.35% due 03/28/2019(3)	170,000	169,382
2.36% due 02/12/2019(3)	100,000	99,929
2.36% due 03/07/2019(3)	800,000	798,224
2.40% due 05/09/2019(3)	100,000	99,359
2.49% due 07/18/2019(3)	750,000	741,598
2.50% due 07/18/2019(3)	45,000	44,496
2.54% due 08/15/2019(3)	100,000	98,692

Total Short-Term Investment Securities (cost $2,350,723)		2,351,064

REPURCHASE AGREEMENTS — 15.9%
Agreement with Fixed Income Clearing Corp., bearing interest at 0.50%, dated 01/31/2019, to be repurchased 02/01/2019 in the amount of $36,291,504 and collateralized by $36,205,000 of United States Treasury Notes, bearing interest at 2.88% due 05/31/2025 and having an approximate value of $37,021,640 (cost $36,291,000)	36,291,000	36,291,000

TOTAL INVESTMENTS (cost $231,671,645)(4)	99.8%	227,897,436
Other assets less liabilities	0.2	346,166

NET ASSETS	100.0%	$228,243,602

†	Non-income producing security
(1)	Securities classified as Level 3 (see Note 2).
(2)	Illiquid security. At January 31, 2019, the aggregate value was $4,558 representing 0.0% of net assets.
(3)	The security or a portion thereof was pledged as collateral to cover margin requirements for open futures contracts.
(4)	See Note 3 for cost of investments on a tax basis.
CVR	— Contingent Value Rights
ETF	— Exchange-Traded Fund

Futures Contracts

Number of Contracts	Type	Description	Expiration Month	Notional Basis*	Notional Value*	Unrealized Appreciation (Depreciation)

514	Long	Russell 2000 Mini Index	March 2019	36,445,424	38,555,140	2,109,716

*	Notional basis refers to the contractual amount agreed upon at inception of the open contract; notional value represents the current value of the open contract.

397

SunAmerica Series Trust SA Small Cap Index Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

The following is a summary of the inputs used to value the Portfolio’s net assets as of January 31, 2019 (see Note 2):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ASSETS:
Investments at Value:*
Common Stocks:
Chemicals-Plastics	$273,533	$—	$2,890	$276,423
Finance-Commercial	144,784	—	1,215	145,999
Medical-Drugs	4,437,214	—	453	4,437,667
Other Industries	180,817,843	—	—	180,817,843
Exchange-Traded Funds	3,577,440	—	—	3,577,440
Short-Term Securities	—	2,351,064	—	2,351,064
Repurchase Agreements	—	36,291,000	—	36,291,000

Total Investments at Value	$189,250,814	$38,642,064	$4,558	$227,897,436

Other Financial Instruments:†
Futures Contracts	$2,109,716	$—	$—	$2,109,716

*	For a detailed presentation of investments, please refer to the Portfolio of Investments.
†	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forward, swap and written option contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

At the beginning and end of the reporting period, Level 3 investments in securities were not considered a material portion of the Portfolio. There were no Level 3 transfers during the reporting period.

See Notes to Financial Statements

398

SunAmerica Series Trust SA T. Rowe Price Asset Allocation Growth Portfolio

PORTFOLIO PROFILE — January 31, 2019 — (unaudited)

Industry Allocation*

United States Treasury Notes	7.7%
Medical-Drugs	4.2
United States Treasury Bonds	3.8
Applications Software	3.4
Diversified Banking Institutions	3.2
E-Commerce/Products	2.6
Medical Products	2.4
Real Estate Investment Trusts	2.4
Banks-Commercial	2.3
Aerospace/Defense	2.1
Electric-Integrated	2.1
Medical-HMO	2.0
Finance-Credit Card	1.9
Oil Companies-Integrated	1.7
Banks-Super Regional	1.7
Internet Content-Entertainment	1.6
Telephone-Integrated	1.6
Electronic Components-Semiconductors	1.5
Insurance-Multi-line	1.5
Web Portals/ISP	1.4
Diagnostic Equipment	1.4
Food-Misc./Diversified	1.2
Commercial Services-Finance	1.2
Medical-Biomedical/Gene	1.2
Oil Companies-Exploration & Production	1.2
Pharmacy Services	1.1
Insurance Brokers	1.1
Diversified Manufacturing Operations	1.0
Medical Instruments	1.0
Registered Investment Companies	1.0
Cosmetics & Toiletries	0.9
Auto-Cars/Light Trucks	0.9
Computers	0.9
Finance-Investment Banker/Broker	0.9
Insurance-Life/Health	0.9
Retail-Restaurants	0.8
Retail-Discount	0.8
Insurance-Property/Casualty	0.8
Chemicals-Diversified	0.8
Cable/Satellite TV	0.8
Electronic Measurement Instruments	0.7
Pipelines	0.7
Semiconductor Components-Integrated Circuits	0.7
Networking Products	0.7
Electric-Distribution	0.7
E-Commerce/Services	0.7
Gas-Distribution	0.7
Auto/Truck Parts & Equipment-Original	0.6
Transport-Rail	0.6
Retail-Apparel/Shoe	0.6
Beverages-Non-alcoholic	0.5
Machinery-General Industrial	0.5
Diversified Financial Services	0.5
Data Processing/Management	0.5
Tobacco	0.5
Instruments-Controls	0.5
Hotels/Motels	0.5
Computer Services	0.5
Industrial Gases	0.5
Internet Application Software	0.5
Food-Meat Products	0.4

Multimedia	0.4%
Enterprise Software/Service	0.4
Airlines	0.4
Retail-Building Products	0.4
Finance-Other Services	0.4
Apparel Manufacturers	0.4
Containers-Metal/Glass	0.4
Municipal Bonds & Notes	0.4
Semiconductor Equipment	0.4
Machinery-Electrical	0.3
Cellular Telecom	0.3
Non-Hazardous Waste Disposal	0.3
Electric-Generation	0.3
Import/Export	0.3
Electronic Components-Misc.	0.3
Insurance-Reinsurance	0.3
Commercial Services	0.3
Coatings/Paint	0.3
Banks-Fiduciary	0.3
Casino Hotels	0.3
Beverages-Wine/Spirits	0.3
Chemicals-Specialty	0.3
Aerospace/Defense-Equipment	0.3
Oil-Field Services	0.2
Food-Retail	0.2
Diversified Minerals	0.2
Consumer Products-Misc.	0.2
Containers-Paper/Plastic	0.2
Industrial Automated/Robotic	0.2
Computer Software	0.2
Medical-Hospitals	0.2
Transport-Services	0.2
Federal National Mtg. Assoc.	0.2
Building-Residential/Commercial	0.2
Paper & Related Products	0.2
Investment Management/Advisor Services	0.2
Audio/Video Products	0.2
Computer Aided Design	0.2
Oil Refining & Marketing	0.2
Athletic Footwear	0.2
Software Tools	0.2
Electronic Connectors	0.2
Regional Authority	0.2
Retail-Auto Parts	0.2
Brewery	0.2
Machinery-Construction & Mining	0.2
Advertising Agencies	0.1
Auto-Heavy Duty Trucks	0.1
Government National Mtg. Assoc.	0.1
Cruise Lines	0.1
Schools	0.1
Dialysis Centers	0.1
Water	0.1
Diversified Operations	0.1
Real Estate Operations & Development	0.1
Food-Catering	0.1
Human Resources	0.1
Power Converter/Supply Equipment	0.1
Entertainment Software	0.1
Wireless Equipment	0.1
Distribution/Wholesale	0.1

399

SunAmerica Series Trust SA T. Rowe Price Asset Allocation Growth Portfolio

PORTFOLIO PROFILE — January 31, 2019 — (unaudited) — (continued)

Industry Allocation* (continued)

Metal-Diversified	0.1%
Photo Equipment & Supplies	0.1
Internet Security	0.1
Steel-Producers	0.1
Transport-Equipment & Leasing	0.1
Satellite Telecom	0.1
Transport-Truck	0.1
Savings & Loans/Thrifts	0.1
Metal-Copper	0.1
Electric Products-Misc.	0.1
Rental Auto/Equipment	0.1
Consulting Services	0.1
Finance-Leasing Companies	0.1
Finance-Auto Loans	0.1
Miscellaneous Manufacturing	0.1
Non-Ferrous Metals	0.1
Wire & Cable Products	0.1
Electronic Parts Distribution	0.1
Investment Companies	0.1
Tools-Hand Held	0.1
Private Equity	0.1
Advertising Sales	0.1
Medical Labs & Testing Services	0.1
Retail-Mail Order	0.1
Rubber-Tires	0.1
Finance-Consumer Loans	0.1
Telecom Equipment-Fiber Optics	0.1
Retail-Catalog Shopping	0.1
Funeral Services & Related Items	0.1
Retail-Gardening Products	0.1
Web Hosting/Design	0.1
Insurance-Mutual	0.1

100.2%

*	Calculated as a percentage of net assets

400

SunAmerica Series Trust SA T. Rowe Price Asset Allocation Growth Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019

Security Description	Shares	Value (Note 2)
COMMON STOCKS — 79.4%
Advertising Agencies — 0.1%
Omnicom Group, Inc.	545	$42,444
WPP PLC	11,103	126,790

		169,234

Advertising Sales — 0.1%
Stroeer SE & Co. KGaA	1,194	66,821

Aerospace/Defense — 2.0%
Boeing Co.	3,916	1,510,088
Meggitt PLC	22,050	149,328
Northrop Grumman Corp.	2,185	602,077
Spirit AeroSystems Holdings, Inc., Class A	475	39,615
Teledyne Technologies, Inc.†	180	40,359

		2,341,467

Aerospace/Defense-Equipment — 0.2%
Harris Corp.	955	146,287
HEICO Corp.	60	5,070
HEICO Corp., Class A	373	26,121
L3 Technologies, Inc.	152	29,926
United Technologies Corp.	248	29,281

		236,685

Agricultural Chemicals — 0.0%
CF Industries Holdings, Inc.	174	7,595

Agricultural Operations — 0.0%
Bunge, Ltd.	832	45,818
Cadiz, Inc.†	970	9,991

		55,809

Airlines — 0.4%
Alaska Air Group, Inc.	2,219	141,905
Allegiant Travel Co.	117	15,210
American Airlines Group, Inc.	392	14,022
Delta Air Lines, Inc.	2,322	114,776
Hawaiian Holdings, Inc.	540	17,291
United Continental Holdings, Inc.†	1,693	147,748

		450,952

Apparel Manufacturers — 0.4%
Burberry Group PLC	5,633	133,311
Kering SA	254	127,665
Moncler SpA	3,163	119,133
Oxford Industries, Inc.	180	13,785
Samsonite International SA*	19,800	58,222

		452,116

Appliances — 0.0%
iRobot Corp.†	197	17,689

Applications Software — 3.4%
CDK Global, Inc.	580	28,368
Intuit, Inc.	1,547	333,874
Microsoft Corp.	26,439	2,761,025
Nuance Communications, Inc.†	1,950	30,946
Red Hat, Inc.†	336	59,754
salesforce.com, Inc.†	2,794	424,604
ServiceNow, Inc.†	1,835	403,737
Upland Software, Inc.†	430	13,433

		4,055,741

Athletic Footwear — 0.2%
NIKE, Inc., Class B	2,356	192,909

Security Description	Shares	Value (Note 2)
Audio/Video Products — 0.2%
Panasonic Corp.	12,400	$121,093
Sony Corp.	1,600	80,476

		201,569

Auto-Cars/Light Trucks — 0.7%
Bayerische Motoren Werke AG	1,138	95,685
Ferrari NV	159	20,082
Honda Motor Co., Ltd.	2,300	68,643
Suzuki Motor Corp.	2,400	125,072
Tesla, Inc.†	695	213,379
Toyota Motor Corp.	4,400	270,376

		793,237

Auto-Heavy Duty Trucks — 0.1%
PACCAR, Inc.	2,582	169,173

Auto/Truck Parts & Equipment-Original — 0.6%
Aisin Seiki Co., Ltd.	1,400	55,170
Aptiv PLC	1,934	153,037
Autoliv, Inc.	432	34,495
Autoliv, Inc. SDR	1,108	88,492
Garrett Motion, Inc.†	68	1,086
Lear Corp.	286	44,024
Magna International, Inc.	4,670	247,090
Stanley Electric Co., Ltd.	2,700	78,314
Tenneco, Inc.	500	17,340
Veoneer, Inc.†	412	12,282
Veoneer, Inc. SDR†	1,255	37,507

		768,837

Auto/Truck Parts & Equipment-Replacement — 0.0%
Standard Motor Products, Inc.	460	22,614

Banks-Commercial — 2.1%
ABN AMRO Group NV CVA*	6,632	165,294
Australia & New Zealand Banking Group, Ltd.	8,796	160,395
BankUnited, Inc.	930	31,443
Commerzbank AG†	4,207	30,144
Danske Bank A/S	4,341	80,322
DBS Group Holdings, Ltd.	9,300	165,504
DNB ASA	11,870	210,620
Erste Group Bank AG	1,205	41,970
Farmers & Merchants Bancorp, Inc.	760	23,963
First Interstate BancSystem, Inc., Class A	710	27,633
First Republic Bank	1,959	189,298
FNB Corp.	2,630	30,640
Hilltop Holdings, Inc.	1,330	24,485
Home BancShares, Inc.	1,570	28,747
ING Groep NV	16,557	196,077
Intesa Sanpaolo SpA	38,951	89,007
LegacyTexas Financial Group, Inc.	680	27,091
National Bank of Canada	3,447	162,125
Nordea Bank Abp	12,858	116,809
PacWest Bancorp	870	33,573
Park National Corp.	280	26,326
Popular, Inc.	650	35,497
Prosperity Bancshares, Inc.	490	34,859
Signature Bank	294	37,429
Standard Chartered PLC	12,158	98,037
Sumitomo Mitsui Trust Holdings, Inc.	2,900	109,922
Svenska Handelsbanken AB, Class A	15,067	163,624
TCF Financial Corp.	1,380	30,581
United Bankshares, Inc.	830	29,357
United Overseas Bank, Ltd.	5,000	93,707

401

SunAmerica Series Trust SA T. Rowe Price Asset Allocation Growth Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Shares	Value (Note 2)
COMMON STOCKS (continued)
Banks-Commercial (continued)
Webster Financial Corp.	210	$11,315
Western Alliance Bancorp†	750	33,210

		2,539,004

Banks-Fiduciary — 0.3%
Bank of New York Mellon Corp.	3,085	161,407
State Street Corp.	2,222	157,540

		318,947

Banks-Super Regional — 1.5%
Fifth Third Bancorp	8,811	236,311
KeyCorp	1,542	25,397
Meta Financial Group, Inc.	1,172	27,601
PNC Financial Services Group, Inc.	2,153	264,108
US Bancorp	5,122	262,041
Wells Fargo & Co.	18,888	923,812

		1,739,270

Batteries/Battery Systems — 0.0%
Energizer Holdings, Inc.	470	22,278
EnerSys	330	28,136

		50,414

Beverages-Non-alcoholic — 0.5%
Coca-Cola Co.	3,463	166,674
Keurig Dr Pepper, Inc.	2,418	65,818
National Beverage Corp.	165	13,834
New Age Beverages Corp.†	2,300	16,353
PepsiCo, Inc.	3,367	379,360
Primo Water Corp.†	710	9,251

		651,290

Beverages-Wine/Spirits — 0.3%
Constellation Brands, Inc., Class A	114	19,797
Diageo PLC	7,130	271,877
MGP Ingredients, Inc.	270	19,383

		311,057

Brewery — 0.1%
Kirin Holdings Co., Ltd.	2,900	69,020

Broadcast Services/Program — 0.0%
Liberty Media Corp. - Liberty Formula One, Series C†	230	7,215
MSG Networks, Inc., Class A†	1,040	23,296

		30,511

Building & Construction Products-Misc. — 0.0%
Fortune Brands Home & Security, Inc.	560	25,368
NCI Building Systems, Inc.†	920	7,507

		32,875

Building & Construction-Misc. — 0.0%
TopBuild Corp.†	450	23,765

Building Products-Cement — 0.0%
MDU Resources Group, Inc.	1,160	29,824

Building Products-Doors & Windows — 0.0%
Apogee Enterprises, Inc.	360	12,265
Griffon Corp.	810	12,887
Masonite International Corp.†	510	29,172

		54,324

Security Description	Shares	Value (Note 2)
Building-Heavy Construction — 0.0%
Aegion Corp.†	1,220	$22,143
Dycom Industries, Inc.†	401	23,278
Goldfield Corp.†	1,300	3,549

		48,970

Building-Residential/Commercial — 0.2%
Green Brick Partners, Inc.†	1,300	10,998
NVR, Inc.†	29	77,140
Persimmon PLC	4,120	128,474

		216,612

Cable/Satellite TV — 0.6%
Altice USA, Inc., Class A	541	10,625
Cable One, Inc.	28	24,761
Charter Communications, Inc., Class A†	134	44,361
Comcast Corp., Class A	12,882	471,095
Liberty Broadband Corp., Class C†	1,068	90,801
Liberty Global PLC, Class A†	288	7,027
Liberty Global PLC, Class C†	878	20,686

		669,356

Capacitors — 0.0%
KEMET Corp.	480	8,506

Casino Hotels — 0.3%
Las Vegas Sands Corp.	2,823	164,750
MGM Resorts International	4,629	136,278
Wynn Resorts, Ltd.	91	11,194

		312,222

Casino Services — 0.0%
Eldorado Resorts, Inc.†	490	22,844
Scientific Games Corp.†	350	8,771

		31,615

Cellular Telecom — 0.2%
8x8, Inc.†	1,280	22,541
Sprint Corp.†	1,250	7,800
T-Mobile US, Inc.†	505	35,158
Telstra Corp., Ltd.	9,922	22,460
Vodafone Group PLC ADR	10,076	183,786

		271,745

Chemicals-Diversified — 0.8%
AdvanSix, Inc.†	380	12,023
Asahi Kasei Corp.	12,500	136,873
BASF SE	2,066	150,941
Covestro AG*	1,470	81,073
DowDuPont, Inc.	5,614	302,089
Johnson Matthey PLC	3,255	129,924
PPG Industries, Inc.	709	74,757
Tosoh Corp.	1,500	21,260

		908,940

Chemicals-Specialty — 0.3%
Chemours Co.	820	29,315
Minerals Technologies, Inc.	498	29,168
NewMarket Corp.	77	30,884
Platform Specialty Products Co.†	2,020	22,705
Rogers Corp.†	183	23,224
Sensient Technologies Corp.	438	27,498
Umicore SA	2,440	102,955
Valvoline, Inc.	1,787	39,511

		305,260

402

SunAmerica Series Trust SA T. Rowe Price Asset Allocation Growth Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Shares	Value (Note 2)
COMMON STOCKS (continued)
Circuit Boards — 0.0%
TTM Technologies, Inc.†	1,360	$15,613

Coal — 0.0%
Arch Coal, Inc., Class A	178	15,687
CONSOL Energy, Inc.†	310	11,014

		26,701

Coatings/Paint — 0.3%
Axalta Coating Systems, Ltd.†	1,240	31,769
RPM International, Inc.	2,965	169,479
Sherwin-Williams Co.	296	124,770

		326,018

Commercial Services — 0.2%
Cintas Corp.	84	15,751
CoStar Group, Inc.†	151	59,002
Ecolab, Inc.	172	27,205
LiveRamp Holdings, Inc.†	460	19,982
Macquarie Infrastructure Corp.	397	17,139
Nielsen Holdings PLC	4,753	122,057
TechnoPro Holdings, Inc.	300	15,734

		276,870

Commercial Services-Finance — 1.2%
Automatic Data Processing, Inc.	1,053	147,252
Equifax, Inc.	1,279	136,879
Euronet Worldwide, Inc.†	309	35,538
FleetCor Technologies, Inc.†	137	27,648
Global Payments, Inc.	1,717	192,785
Green Dot Corp., Class A†	330	24,427
IHS Markit, Ltd.†	130	6,750
MarketAxess Holdings, Inc.	180	38,659
PayPal Holdings, Inc.†	3,915	347,495
S&P Global, Inc.	1,010	193,566
Square, Inc., Class A†	361	25,757
TransUnion	943	57,353
Worldpay, Inc., Class A†	2,086	174,139

		1,408,248

Computer Aided Design — 0.2%
Synopsys, Inc.†	2,129	198,742

Computer Services — 0.5%
Accenture PLC, Class A	2,437	374,201
Conduent, Inc.†	1,560	19,890
Infosys, Ltd. ADR	8,684	93,787
Presidio, Inc.	1,350	21,506
Science Applications International Corp.	310	20,813
Sykes Enterprises, Inc.†	870	23,986

		554,183

Computer Software — 0.2%
Cloudera, Inc.†	1,820	24,570
j2 Global, Inc.	360	27,057
Splunk, Inc.†	1,252	156,300
Veritone, Inc.†	530	2,825
Yext, Inc.†	1,010	15,746

		226,498

Computers — 0.8%
Apple, Inc.	5,420	902,105
Dell Technologies, Inc., Class C†	731	35,519
Hewlett Packard Enterprise Co.	412	6,423

		944,047

Security Description	Shares	Value (Note 2)
Computers-Integrated Systems — 0.0%
NCR Corp.†	1,070	$28,622
NetScout Systems, Inc.†	850	22,041

		50,663

Computers-Other — 0.0%
3D Systems Corp.†	1,030	13,143
Lumentum Holdings, Inc.†	406	19,857

		33,000

Computers-Periphery Equipment — 0.0%
Qualstar Corp.†	700	3,920
Qumu Corp.†	2,300	5,405

		9,325

Consulting Services — 0.1%
Booz Allen Hamilton Holding Corp.	737	36,209
FTI Consulting, Inc.†	340	23,228
Gartner, Inc.†	247	33,565

		93,002

Consumer Products-Misc. — 0.2%
Kimberly-Clark Corp.	2,011	223,985
Spectrum Brands Holdings, Inc.	229	12,797

		236,782

Containers-Metal/Glass — 0.4%
Ball Corp.	8,028	419,704
Greif, Inc., Class B	370	16,705

		436,409

Containers-Paper/Plastic — 0.2%
Amcor, Ltd.	8,979	89,225
Bemis Co., Inc.	610	29,792
Sealed Air Corp.	591	23,345
Sonoco Products Co.	650	37,427

		179,789

Cosmetics & Toiletries — 0.8%
Colgate-Palmolive Co.	390	25,225
Edgewell Personal Care Co.†	424	16,727
L’Oreal SA	799	192,491
Pola Orbis Holdings, Inc.	1,700	50,673
Procter & Gamble Co.	2,860	275,904
Unilever PLC	8,186	428,862
Veru, Inc.†	4,100	6,294

		996,176

Cruise Lines — 0.1%
Carnival Corp.	509	29,308
Norwegian Cruise Line Holdings, Ltd.†	477	24,532
Royal Caribbean Cruises, Ltd.	1,013	121,611

		175,451

Data Processing/Management — 0.5%
CSG Systems International, Inc.	520	18,819
Dun & Bradstreet Corp.	217	31,408
Fidelity National Information Services, Inc.	3,396	354,984
First Data Corp., Class A†	1,900	46,835
Fiserv, Inc.†	1,732	143,635

		595,681

Dental Supplies & Equipment — 0.0%
Align Technology, Inc.†	75	18,671

403

SunAmerica Series Trust SA T. Rowe Price Asset Allocation Growth Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Shares	Value (Note 2)
COMMON STOCKS (continued)
Diagnostic Equipment — 1.4%
Accelerate Diagnostics, Inc.†	480	$8,741
Danaher Corp.	6,953	771,227
Repligen Corp.†	440	25,084
Thermo Fisher Scientific, Inc.	3,422	840,683

		1,645,735

Dialysis Centers — 0.1%
Fresenius SE & Co. KGaA	3,174	164,434

Distribution/Wholesale — 0.1%
Dorman Products, Inc.†	285	24,496
EVI Industries, Inc.	330	11,517
HD Supply Holdings, Inc.†	950	39,843
SiteOne Landscape Supply, Inc.†	320	17,056
Systemax, Inc.	490	11,436
WESCO International, Inc.†	490	25,676

		130,024

Diversified Banking Institutions — 2.2%
Bank of America Corp.	8,616	245,298
Barclays PLC ADR	2,647	22,129
BNP Paribas SA	4,229	198,743
Citigroup, Inc.	3,041	196,023
Goldman Sachs Group, Inc.	20	3,960
JPMorgan Chase & Co.	10,232	1,059,012
Lloyds Banking Group PLC	206,614	157,259
Macquarie Group, Ltd.	1,766	149,912
Mitsubishi UFJ Financial Group, Inc.	33,700	181,338
Morgan Stanley	8,631	365,091

		2,578,765

Diversified Financial Services — 0.0%
ANT International Co., Ltd., Class C†(1)(2)(3)	1,708	9,582

Diversified Manufacturing Operations — 0.9%
Actuant Corp., Class A	570	13,047
Carlisle Cos., Inc.	314	33,827
Fabrinet†	320	18,189
General Electric Co.	43,560	442,570
Illinois Tool Works, Inc.	1,745	239,606
Siemens AG	3,008	329,793
Textron, Inc.	705	37,527

		1,114,559

Diversified Minerals — 0.2%
BHP Group PLC	6,058	134,458
BHP Group, Ltd.	1,356	34,533
Sumitomo Metal Mining Co., Ltd.	2,500	72,023

		241,014

Diversified Operations — 0.1%
CK Hutchison Holdings, Ltd.	16,000	162,588

Drug Delivery Systems — 0.0%
DexCom, Inc.†	280	39,488
Heron Therapeutics, Inc.†	430	11,567

		51,055

E-Commerce/Products — 2.5%
Alibaba Group Holding, Ltd. ADR†	4,161	701,087
Amazon.com, Inc.†	1,356	2,330,598

		3,031,685

Security Description	Shares	Value (Note 2)
E-Commerce/Services — 0.6%
Booking Holdings, Inc.†	289	$529,682
Ctrip.com International, Ltd. ADR†	12	400
GrubHub, Inc.†	420	33,768
IAC/InterActiveCorp†	518	109,443
TrueCar, Inc.†	1,230	11,537
Zillow Group, Inc., Class A†	70	2,437
Zillow Group, Inc., Class C†	430	15,089

		702,356

E-Marketing/Info — 0.0%
CyberAgent, Inc.	1,600	51,788

E-Services/Consulting — 0.0%
CDW Corp.	614	51,128

Electric Products-Misc. — 0.1%
Legrand SA	1,303	77,339
Novanta, Inc.†	340	23,691

		101,030

Electric-Distribution — 0.5%
Sempra Energy	4,947	578,700
Spark Energy, Inc., Class A	730	6,059

		584,759

Electric-Generation — 0.3%
E.ON SE	4,841	53,648
Electric Power Development Co., Ltd.	4,100	102,359
Engie SA	12,144	194,731
Sembcorp Industries, Ltd.	12,600	24,235

		374,973

Electric-Integrated — 1.6%
DTE Energy Co.	682	80,305
Duke Energy Corp.	4,246	372,714
Entergy Corp.	2,513	224,134
Evergy, Inc.	1,891	108,392
Eversource Energy	268	18,602
NextEra Energy, Inc.	3,757	672,428
NorthWestern Corp.	500	31,955
OGE Energy Corp.	985	40,336
PG&E Corp.†	476	6,188
Southern Co.	5,943	288,830
SSE PLC	2,264	34,769

		1,878,653

Electronic Components-Misc. — 0.3%
Applied Optoelectronics, Inc.†	190	3,302
Atkore International Group, Inc.†	640	14,842
Corning, Inc.	3,568	118,672
Knowles Corp.†	1,020	15,912
Murata Manufacturing Co., Ltd.	600	85,012
Omron Corp.	1,900	77,677
Sensata Technologies Holding PLC†	1,095	52,012

		367,429

Electronic Components-Semiconductors — 1.5%
Amkor Technology, Inc.†	1,780	14,240
Broadcom, Inc.	1,450	388,962
EMCORE Corp.†	640	2,810
GSI Technology, Inc.†	980	7,556
Hamamatsu Photonics KK	1,500	53,605
Impinj, Inc.†	260	3,983
Inphi Corp.†	420	16,565
Intel Corp.	554	26,104

404

SunAmerica Series Trust SA T. Rowe Price Asset Allocation Growth Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Shares	Value (Note 2)
COMMON STOCKS (continued)
Electronic Components-Semiconductors (continued)
MACOM Technology Solutions Holdings, Inc.†	680	$12,260
Microchip Technology, Inc.	1,849	148,604
Micron Technology, Inc.†	2,725	104,149
NVIDIA Corp.	1,005	144,469
QuickLogic Corp.†	5,500	4,621
Samsung Electronics Co., Ltd.	6,502	271,673
Texas Instruments, Inc.	5,381	541,759
Xilinx, Inc.	675	75,560

		1,816,920

Electronic Connectors — 0.2%
Amphenol Corp., Class A	695	61,104
TE Connectivity, Ltd.	1,441	116,649

		177,753

Electronic Measurement Instruments — 0.7%
Agilent Technologies, Inc.	4,244	322,756
Fortive Corp.	5,002	375,100
Keysight Technologies, Inc.†	2,241	165,879

		863,735

Electronic Parts Distribution — 0.1%
Avnet, Inc.	640	26,368
SYNNEX Corp.	304	29,415
Tech Data Corp.†	214	20,465

		76,248

Electronic Security Devices — 0.0%
Identiv, Inc.†	800	4,240
Resideo Technologies, Inc.†	125	2,741

		6,981

Energy-Alternate Sources — 0.0%
REX American Resources Corp.†	217	15,826
Sunworks, Inc.†	4,000	1,485

		17,311

Engineering/R&D Services — 0.0%
Argan, Inc.	330	13,933

Enterprise Software/Service — 0.4%
Asure Software, Inc.†	480	2,549
Benefitfocus, Inc.†	210	11,750
Black Knight, Inc.†	476	23,414
Coupa Software, Inc.†	390	33,914
Evolent Health, Inc., Class A†	680	12,022
Manhattan Associates, Inc.†	580	28,287
Oracle Corp.	953	47,869
Ultimate Software Group, Inc.†	152	41,507
Veeva Systems, Inc., Class A†	178	19,413
Workday, Inc., Class A†	1,495	271,387

		492,112

Entertainment Software — 0.1%
Activision Blizzard, Inc.	1,000	47,240
Electronic Arts, Inc.†	900	83,016
Take-Two Interactive Software, Inc.†	70	7,389

		137,645

Finance-Auto Loans — 0.1%
Ally Financial, Inc.	2,166	56,446
Credit Acceptance Corp.†	72	28,657

		85,103

Security Description	Shares	Value (Note 2)
Finance-Consumer Loans — 0.1%
SLM Corp.†	2,890	$30,952
Synchrony Financial	1,026	30,821

		61,773

Finance-Credit Card — 1.7%
American Express Co.	683	70,144
Capital One Financial Corp.	347	27,965
Mastercard, Inc., Class A	3,189	673,293
Visa, Inc., Class A	9,105	1,229,266

		2,000,668

Finance-Investment Banker/Broker — 0.9%
Charles Schwab Corp.	10,398	486,315
Close Brothers Group PLC	1,220	23,784
Piper Jaffray Cos.	340	23,470
TD Ameritrade Holding Corp.	9,258	517,985

		1,051,554

Finance-Leasing Companies — 0.1%
Mitsubishi UFJ Lease & Finance Co., Ltd.	12,400	63,373

Finance-Mortgage Loan/Banker — 0.0%
Ellie Mae, Inc.†	342	25,924
LendingTree, Inc.†	57	16,891

		42,815

Finance-Other Services — 0.3%
Cboe Global Markets, Inc.	321	29,940
CME Group, Inc.	118	21,509
Intercontinental Exchange, Inc.	4,164	319,629
WageWorks, Inc.†	330	10,411

		381,489

Financial Guarantee Insurance — 0.0%
Assured Guaranty, Ltd.	130	5,273

Firearms & Ammunition — 0.0%
Sturm Ruger & Co., Inc.	80	4,358

Food-Baking — 0.0%
Hostess Brands, Inc.†	990	11,375

Food-Catering — 0.1%
Aramark	1,050	34,597
Compass Group PLC	5,476	117,161

		151,758

Food-Meat Products — 0.4%
Tyson Foods, Inc., Class A	8,608	533,007

Food-Misc./Diversified — 1.2%
Conagra Brands, Inc.	6,726	145,551
Ingredion, Inc.	286	28,314
Kraft Heinz Co.	1,283	61,661
McCormick & Co., Inc.	484	59,842
Mondelez International, Inc., Class A	5,965	275,941
Nestle SA	8,134	708,475
Wilmar International, Ltd.	37,500	92,956

		1,372,740

Food-Retail — 0.2%
Kroger Co.	3,409	96,577
Seven & i Holdings Co., Ltd.	3,700	161,052

		257,629

405

SunAmerica Series Trust SA T. Rowe Price Asset Allocation Growth Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Shares	Value (Note 2)
COMMON STOCKS (continued)
Food-Wholesale/Distribution — 0.0%
US Foods Holding Corp.†	840	$28,325

Footwear & Related Apparel — 0.0%
Skechers U.S.A., Inc., Class A†	910	24,725

Funeral Services & Related Items — 0.1%
Matthews International Corp., Class A	500	22,245
Service Corp. International	875	37,555

		59,800

Garden Products — 0.0%
Toro Co.	560	33,320

Gas-Distribution — 0.6%
Atmos Energy Corp.	2,467	240,853
Beijing Enterprises Holdings, Ltd.	11,500	65,566
National Grid PLC	12,011	130,573
NiSource, Inc.	6,193	168,945
ONE Gas, Inc.	437	35,900
UGI Corp.	740	42,202

		684,039

Golf — 0.0%
Acushnet Holdings Corp.	1,010	23,220

Hazardous Waste Disposal — 0.0%
Stericycle, Inc.†	760	33,501

Hotels/Motels — 0.5%
Hilton Worldwide Holdings, Inc.	2,615	194,765
Marcus Corp.	520	23,176
Marriott International, Inc., Class A	2,288	262,045
Playa Hotels & Resorts NV†	1,550	12,214
St. Joe Co.†	1,650	25,674
Wyndham Destinations, Inc.†	730	30,762
Wyndham Hotels & Resorts, Inc.	700	34,363

		582,999

Human Resources — 0.1%
Barrett Business Services, Inc.	200	12,530
ManpowerGroup, Inc.	397	31,375
Recruit Holdings Co., Ltd.	3,900	104,369

		148,274

Import/Export — 0.3%
Castle Brands, Inc.†	4,600	3,888
Mitsubishi Corp.	4,900	143,166
Sumitomo Corp.	14,400	222,415

		369,469

Industrial Automated/Robotic — 0.2%
Ichor Holdings, Ltd.†	470	9,668
SMC Corp.	300	98,491
THK Co., Ltd.	5,100	120,969

		229,128

Industrial Gases — 0.5%
Air Liquide SA	1,037	125,972
Air Products & Chemicals, Inc.	2,143	352,288
Linde PLC	385	62,759

		541,019

Instruments-Controls — 0.5%
Honeywell International, Inc.	4,065	583,856

Insurance Brokers — 1.0%
Aon PLC	1,075	167,947

Security Description	Shares	Value (Note 2)
Insurance Brokers (continued)
Marsh & McLennan Cos., Inc.	5,778	$509,562
Willis Towers Watson PLC	2,858	465,254

		1,142,763

Insurance-Life/Health — 0.8%
AIA Group, Ltd.	15,000	134,800
Aviva PLC	21,194	115,240
AXA Equitable Holdings, Inc.	1,933	35,838
Brighthouse Financial, Inc.†	109	4,070
Challenger, Ltd.	18,082	95,403
Health Insurance Innovations, Inc., Class A†	350	13,419
Prudential Financial, Inc.	938	86,427
Prudential PLC	11,216	218,830
Sun Life Financial, Inc.	4,951	178,604
Trupanion, Inc.†	610	16,195

		898,826

Insurance-Multi-line — 1.5%
American Financial Group, Inc.	383	36,534
AXA SA	9,167	212,723
Chubb, Ltd.	5,628	748,805
CNA Financial Corp.	164	7,521
Direct Line Insurance Group PLC	33,736	149,095
Loews Corp.	128	6,131
MetLife, Inc.	1,415	64,623
Ping An Insurance Group Co. of China, Ltd.	14,000	136,819
Storebrand ASA	16,841	129,086
Voya Financial, Inc.	1,560	72,431
Zurich Insurance Group AG	538	168,991

		1,732,759

Insurance-Property/Casualty — 0.7%
Alleghany Corp.	72	45,472
American National Insurance Co.	184	25,611
Arch Capital Group, Ltd.†	1,585	46,520
Berkshire Hathaway, Inc., Class B†	866	177,998
Fidelity National Financial, Inc.	1,415	51,166
James River Group Holdings, Ltd.	540	20,828
Markel Corp.†	28	29,498
Mercury General Corp.	320	16,544
Progressive Corp.	2,869	193,055
RSA Insurance Group PLC	9,085	61,172
Tokio Marine Holdings, Inc.	3,900	190,398
White Mountains Insurance Group, Ltd.	29	25,914

		884,176

Insurance-Reinsurance — 0.3%
Argo Group International Holdings, Ltd.†	379	25,294
Axis Capital Holdings, Ltd.	570	30,524
Muenchener Rueckversicherungs-Gesellschaft AG	982	218,524
Reinsurance Group of America, Inc.	285	41,168
RenaissanceRe Holdings, Ltd.	255	35,198

		350,708

Internet Application Software — 0.5%
Okta, Inc.†	450	37,094
Tencent Holdings, Ltd.	11,100	499,420

		536,514

406

SunAmerica Series Trust SA T. Rowe Price Asset Allocation Growth Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Shares	Value (Note 2)
COMMON STOCKS (continued)
Internet Content-Entertainment — 1.6%
Facebook, Inc., Class A†	8,535	$1,422,699
Netflix, Inc.†	1,208	410,116
Pandora Media LLC†	2,250	18,855
YY, Inc., ADR†	1,339	92,967

		1,944,637

Internet Security — 0.1%
Palo Alto Networks, Inc.†	168	36,090
Symantec Corp.	4,154	87,317

		123,407

Investment Companies — 0.1%
Melrose Industries PLC	34,181	75,786

Investment Management/Advisor Services — 0.2%
Ameriprise Financial, Inc.	1,121	141,919
Franklin Resources, Inc.	453	13,413
GAM Holding AG	3,273	14,312
Raymond James Financial, Inc.	441	35,500

		205,144

Lasers-System/Components — 0.0%
Coherent, Inc.†	131	15,484

Lighting Products & Systems — 0.0%
Universal Display Corp.	166	17,236

Machinery-Construction & Mining — 0.1%
Caterpillar, Inc.	179	23,835
Oshkosh Corp.	437	32,797

		56,632

Machinery-Electrical — 0.3%
ABB, Ltd.	7,658	146,333
BWX Technologies, Inc.	540	25,067
Mitsubishi Electric Corp.	17,700	222,045

		393,445

Machinery-General Industrial — 0.5%
Middleby Corp.†	305	35,874
Roper Technologies, Inc.	1,823	516,383
Tennant Co.	440	25,841
Wabtec Corp.	681	47,098

		625,196

Machinery-Pumps — 0.0%
Flowserve Corp.	627	27,613
Xylem, Inc.	158	11,259

		38,872

Medical Imaging Systems — 0.0%
Lantheus Holdings, Inc.†	615	10,344

Medical Information Systems — 0.0%
athenahealth, Inc.†	180	24,253
Medical Transcription Billing Corp.†	1,100	4,532

		28,785

Medical Instruments — 1.0%
Boston Scientific Corp.†	2,873	109,605
Elekta AB, Series B	6,989	93,442
Intuitive Surgical, Inc.†	793	415,246
Medtronic PLC	5,496	485,791
NuVasive, Inc.†	470	23,566
TransEnterix, Inc.†	2,700	7,344

		1,134,994

Security Description	Shares	Value (Note 2)
Medical Labs & Testing Services — 0.1%
MEDNAX, Inc.†	810	$29,249
Miraca Holdings, Inc.	1,500	37,067

		66,316

Medical Products — 2.3%
Abbott Laboratories	1,290	94,144
Becton Dickinson and Co.	4,302	1,073,177
Cooper Cos., Inc.	87	24,252
Glaukos Corp.†	250	15,948
GN Store Nord A/S	2,451	105,659
Hologic, Inc.†	1,371	60,872
Inogen, Inc.†	148	22,379
Koninklijke Philips NV	8,205	322,942
Nuvectra Corp.†	1,660	23,240
Penumbra, Inc.†	205	29,830
Pulse Biosciences, Inc.†	400	5,344
Siemens Healthineers AG†*	1,947	76,717
Stryker Corp.	4,406	782,373
Tactile Systems Technology, Inc.†	440	29,295
West Pharmaceutical Services, Inc.	350	37,895
Zimmer Biomet Holdings, Inc.	758	83,047

		2,787,114

Medical-Biomedical/Gene — 1.1%
Aldeyra Therapeutics, Inc.†	710	6,255
Alexion Pharmaceuticals, Inc.†	1,117	137,346
Alnylam Pharmaceuticals, Inc.†	340	28,400
Amgen, Inc.	315	58,940
Anavex Life Sciences Corp.†	2,200	4,070
BioCryst Pharmaceuticals, Inc.†	1,300	11,284
Biogen, Inc.†	137	45,728
BioMarin Pharmaceutical, Inc.†	532	52,226
Bluebird Bio, Inc.†	140	18,680
Cara Therapeutics, Inc.†	470	7,168
Celgene Corp.†	956	84,568
ChemoCentryx, Inc.†	930	11,383
Cleveland BioLabs, Inc.†	2,200	3,586
CSL, Ltd.	435	61,806
Exact Sciences Corp.†	390	35,131
Exelixis, Inc.†	1,010	23,806
Five Prime Therapeutics, Inc.†	650	7,313
Gilead Sciences, Inc.	782	54,748
Illumina, Inc.†	18	5,036
Immunomedics, Inc.†	900	13,311
Incyte Corp.†	117	9,429
Intercept Pharmaceuticals, Inc.†	251	30,291
Lexicon Pharmaceuticals, Inc.†	1,040	4,919
Loxo Oncology, Inc.†	138	32,375
Medicines Co.†	630	14,559
Ovid therapeutics, Inc.†	1,861	5,267
PolarityTE, Inc.†	460	8,151
Puma Biotechnology, Inc.†	192	5,353
Radius Health, Inc.†	400	7,308
Regeneron Pharmaceuticals, Inc.†	34	14,595
Rexahn Pharmaceuticals, Inc.†	1,900	1,222
Savara, Inc.†	960	7,286
Seattle Genetics, Inc.†	500	38,215
Selecta Biosciences, Inc.†	1,310	2,057
Spectrum Pharmaceuticals, Inc.†	1,130	12,656
Theravance Biopharma, Inc.†	480	12,504
United Therapeutics Corp.†	256	29,524
Vertex Pharmaceuticals, Inc.†	1,982	378,384
WaVe Life Sciences, Ltd.†	180	6,705

407

SunAmerica Series Trust SA T. Rowe Price Asset Allocation Growth Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Shares	Value (Note 2)
COMMON STOCKS (continued)
Medical-Biomedical/Gene (continued)
ZIOPHARM Oncology, Inc.†	1,400	$3,136

		1,294,721

Medical-Drugs — 4.2%
AbbVie, Inc.	226	18,146
Achaogen, Inc.†	910	1,374
Aclaris Therapeutics, Inc.†	560	3,903
Aimmune Therapeutics, Inc.†	510	11,995
Alkermes PLC†	720	23,666
Allergan PLC	294	42,330
Astellas Pharma, Inc.	16,100	238,153
Bayer AG	3,734	282,895
Corbus Pharmaceuticals Holdings, Inc.†	910	6,880
Eagle Pharmaceuticals, Inc.†	180	7,607
Eli Lilly & Co.	3,180	381,155
GlaxoSmithKline PLC ADR	5,531	216,815
Horizon Pharma PLC†	740	15,903
Johnson & Johnson	3,422	455,400
Jounce Therapeutics, Inc.†	760	3,184
Merck & Co., Inc.	8,125	604,744
Novartis AG	5,132	447,889
Novo Nordisk A/S, Class B	1,649	77,335
Pacira Pharmaceuticals, Inc.†	300	12,204
Pfizer, Inc.	30,202	1,282,075
Prestige Consumer Healthcare, Inc.†	740	20,661
Progenics Pharmaceuticals, Inc.†	1,440	6,379
Ra Pharmaceuticals, Inc.†	340	6,980
Roche Holding AG	1,522	404,278
Sanofi	2,499	217,154
Syros Pharmaceuticals, Inc.†	1,080	6,469
Takeda Pharmaceutical Co., Ltd. ADR	2,965	59,211
TherapeuticsMD, Inc.†	1,700	8,925
Zoetis, Inc.	1,898	163,532

		5,027,242

Medical-Generic Drugs — 0.0%
Momenta Pharmaceuticals, Inc.†	560	6,641
Perrigo Co. PLC	397	18,441
Teligent, Inc.†	1,620	2,754

		27,836

Medical-HMO — 1.8%
Anthem, Inc.	1,606	486,618
Centene Corp.†	1,020	133,182
Humana, Inc.	373	115,253
Molina Healthcare, Inc.†	219	29,123
UnitedHealth Group, Inc.	4,905	1,325,331
WellCare Health Plans, Inc.†	430	118,886

		2,208,393

Medical-Hospitals — 0.1%
HCA Healthcare, Inc.	717	99,971
Tenet Healthcare Corp.†	660	14,514

		114,485

Medical-Outpatient/Home Medical — 0.0%
LHC Group, Inc.†	274	28,970

Medical-Wholesale Drug Distribution — 0.0%
Diplomat Pharmacy, Inc.†	880	12,760

Metal Products-Distribution — 0.0%
Worthington Industries, Inc.	580	21,883

Security Description	Shares	Value (Note 2)
Metal-Copper — 0.1%
Antofagasta PLC	8,245	$94,256
Southern Copper Corp.	254	8,540

		102,796

Metal-Diversified — 0.1%
Rio Tinto, Ltd.	937	59,416
South32, Ltd.	26,247	67,544

		126,960

Metal-Iron — 0.0%
Cleveland-Cliffs, Inc.	1,670	17,886

Miscellaneous Manufacturing — 0.1%
Knorr-Bremse AG†	856	84,579

Multimedia — 0.4%
E.W. Scripps Co., Class A	270	5,071
Twenty-First Century Fox, Inc., Class A	3,043	150,050
Twenty-First Century Fox, Inc., Class B	2,240	109,894
Walt Disney Co.	2,053	228,951

		493,966

Networking Products — 0.7%
Cisco Systems, Inc.	15,738	744,250
Infinera Corp.†	950	4,180
Lantronix, Inc.†	1,000	2,680
Telefonaktiebolaget LM Ericsson, Class B	9,266	82,529

		833,639

Non-Ferrous Metals — 0.1%
Independence Group NL	25,354	81,009

Non-Hazardous Waste Disposal — 0.3%
Covanta Holding Corp.	1,150	18,515
Republic Services, Inc.	1,006	77,170
Waste Connections, Inc.	3,033	253,438

		349,123

Office Automation & Equipment — 0.0%
Pitney Bowes, Inc.	1,600	11,536

Office Furnishings-Original — 0.0%
HNI Corp.	550	21,379
Steelcase, Inc., Class A	830	13,695

		35,074

Oil & Gas Drilling — 0.0%
Patterson-UTI Energy, Inc.	1,640	19,893
Transocean, Ltd.†	2,270	19,454

		39,347

Oil Companies-Exploration & Production — 0.9%
Cabot Oil & Gas Corp.	2,335	58,258
Callon Petroleum Co.†	1,880	15,303
CNX Resources Corp.†	1,800	21,852
Concho Resources, Inc.†	835	100,067
ConocoPhillips	1,179	79,807
Continental Resources, Inc.†	370	17,083
Diamondback Energy, Inc.	126	12,993
EOG Resources, Inc.	2,576	255,539
Hess Corp.	564	30,456
Mammoth Energy Services, Inc.	570	12,614
Occidental Petroleum Corp.	5,568	371,831
Parsley Energy, Inc., Class A†	1,410	26,198
Resolute Energy Corp.†	330	10,801
Tellurian, Inc.†	1,120	11,200

408

SunAmerica Series Trust SA T. Rowe Price Asset Allocation Growth Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Shares	Value (Note 2)
COMMON STOCKS (continued)
Oil Companies-Exploration & Production (continued)
Torchlight Energy Resources, Inc.†	10,100	$9,898
WPX Energy, Inc.†	1,940	23,784
Zion Oil & Gas, Inc.†	4,800	2,335

		1,060,019

Oil Companies-Integrated — 1.5%
BP PLC ADR	3,141	129,158
Chevron Corp.	1,168	133,911
Equinor ASA†	4,802	109,553
Exxon Mobil Corp.	6,640	486,579
Royal Dutch Shell PLC, Class B ADR	3,731	234,307
TOTAL SA	6,181	339,168
TOTAL SA ADR	6,549	358,427

		1,791,103

Oil Refining & Marketing — 0.2%
DCC PLC	1,522	124,395
Marathon Petroleum Corp.	1,042	69,043

		193,438

Oil-Field Services — 0.2%
C&J Energy Services, Inc.†	890	14,302
Halliburton Co.	1,288	40,392
MRC Global, Inc.†	1,040	16,245
Schlumberger, Ltd.	2,007	88,730
WorleyParsons, Ltd.	8,614	87,221

		246,890

Paper & Related Products — 0.2%
International Paper Co.	2,103	99,745
Stora Enso Oyj, Class R	8,479	113,509

		213,254

Pharmacy Services — 0.9%
Cigna Corp.	3,819	763,074
CVS Health Corp.	5,634	369,309

		1,132,383

Photo Equipment & Supplies — 0.1%
Largan Precision Co., Ltd.	1,000	126,307

Pipelines — 0.4%
Cheniere Energy, Inc.†	595	39,062
NextDecade Corp.†	3,080	11,242
Targa Resources Corp.	750	32,257
TransCanada Corp.	10,528	447,651

		530,212

Pollution Control — 0.0%
Hudson Technologies, Inc.†	2,760	3,229

Poultry — 0.0%
Pilgrim’s Pride Corp.†	1,200	24,312

Power Converter/Supply Equipment — 0.1%
Hubbell, Inc.	1,232	134,695
SunPower Corp.†	710	4,125

		138,820

Private Equity — 0.1%
Brookfield Asset Management, Inc., Class A	186	8,007
KKR & Co, Inc. Class A	2,633	59,111

		67,118

Security Description	Shares	Value (Note 2)
Publishing-Books — 0.0%
Houghton Mifflin Harcourt Co.†	1,340	$14,030
John Wiley & Sons, Inc., Class A	500	25,890

		39,920

Publishing-Periodicals — 0.0%
Meredith Corp.	220	11,939

Quarrying — 0.0%
Compass Minerals International, Inc.	440	22,990

Radio — 0.0%
Beasley Broadcast Group, Inc., Class A	110	497
Liberty Media Corp. - Liberty SiriusXM, Series C†	370	14,785

		15,282

Real Estate Investment Trusts — 2.0%
American Tower Corp.	1,539	266,001
Annaly Capital Management, Inc.	4,350	45,414
Apple Hospitality REIT, Inc.	1,780	29,210
AvalonBay Communities, Inc.	139	26,816
CIM Commercial Trust Corp.	1,200	21,240
Colony Capital, Inc.	2,050	12,444
CoreCivic, Inc.	1,000	19,870
CoreSite Realty Corp.	297	29,341
Crown Castle International Corp.	2,473	289,489
CubeSmart	1,090	33,735
EPR Properties	442	32,293
Equity Residential	1,408	102,164
Great Portland Estates PLC	6,132	58,886
Healthcare Trust of America, Inc., Class A	1,120	31,830
Hospitality Properties Trust	1,110	29,593
Hudson Pacific Properties, Inc.	1,040	33,769
JBG SMITH Properties	1,002	38,727
Kilroy Realty Corp.	495	34,878
Lamar Advertising Co., Class A	470	34,991
LTC Properties, Inc.	570	27,041
Medical Properties Trust, Inc.	1,930	35,126
National Retail Properties, Inc.	760	40,060
Omega Healthcare Investors, Inc.	930	37,377
Orchid Island Capital, Inc.	2,260	15,684
Outfront Media, Inc.	1,170	24,277
Paramount Group, Inc.	1,920	27,802
Park Hotels & Resorts, Inc.	1,210	36,385
Physicians Realty Trust	1,580	28,614
Piedmont Office Realty Trust, Inc., Class A	1,480	28,653
Prologis, Inc.	2,618	181,061
Public Storage	429	91,171
Regency Centers Corp.	303	19,695
RLJ Lodging Trust	1,550	28,752
Sabra Health Care REIT, Inc.	1,190	24,443
Scentre Group	29,028	83,963
Senior Housing Properties Trust	2,080	28,642
Simon Property Group, Inc.	152	27,682
SL Green Realty Corp.	281	25,973
Starwood Property Trust, Inc.	1,480	32,678
Summit Hotel Properties, Inc.	1,950	21,782
Unibail-Rodamco-Westfield (Euronext Amsterdam)	480	86,569
Unibail-Rodamco-Westfield† (Euronext Paris)(2)	4	719
Ventas, Inc.	1,010	65,135
VEREIT, Inc.	4,850	39,188

409

SunAmerica Series Trust SA T. Rowe Price Asset Allocation Growth Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Shares	Value (Note 2)
COMMON STOCKS (continued)
Real Estate Investment Trusts (continued)
Vornado Realty Trust	350	$24,468
Weyerhaeuser Co.	3,692	96,878

		2,350,509

Real Estate Management/Services — 0.0%
Maui Land & Pineapple Co., Inc.†	620	7,403
Redfin Corp.†	1,080	19,321
RMR Group, Inc., Class A	200	13,202

		39,926

Real Estate Operations & Development — 0.1%
Howard Hughes Corp.†	293	32,535
Mitsui Fudosan Co., Ltd.	4,400	106,637
Transcontinental Realty Investors, Inc.†	500	16,775

		155,947

Rental Auto/Equipment — 0.1%
Element Fleet Management Corp.	17,579	94,722

Resort/Theme Parks — 0.0%
Vail Resorts, Inc.	178	33,510

Retail-Apparel/Shoe — 0.6%
Burlington Stores, Inc.†	240	41,210
Caleres, Inc.	670	19,993
Lojas Renner SA	4,700	58,634
Lululemon Athletica, Inc.†	220	32,518
Ross Stores, Inc.	4,680	431,122
Tapestry, Inc.	579	22,413
Zalando SE†*	1,587	48,424

		654,314

Retail-Arts & Crafts — 0.0%
Michaels Cos., Inc.†	950	13,167

Retail-Auto Parts — 0.1%
AutoZone, Inc.†	39	33,046
O’Reilly Automotive, Inc.†	124	42,738

		75,784

Retail-Automobile — 0.0%
Penske Automotive Group, Inc.	430	20,158

Retail-Building Products — 0.4%
Foundation Building Materials, Inc.†	1,010	9,231
Home Depot, Inc.	1,636	300,255
Kingfisher PLC	40,882	119,424
Lowe’s Cos., Inc.	380	36,541

		465,451

Retail-Catalog Shopping — 0.1%
MSC Industrial Direct Co., Inc., Class A	327	27,301
Qurate Retail, Inc.†	1,570	34,148

		61,449

Retail-Convenience Store — 0.0%
Casey’s General Stores, Inc.	191	24,578

Retail-Discount — 0.8%
Costco Wholesale Corp.	631	135,431
Dollar General Corp.	3,652	421,550
Dollar Tree, Inc.†	1,632	158,027
Ollie’s Bargain Outlet Holdings, Inc.†	370	28,923
Walmart, Inc.	1,919	183,898

		927,829

Security Description	Shares	Value (Note 2)
Retail-Floor Coverings — 0.0%
Floor & Decor Holdings, Inc., Class A†	360	$12,344

Retail-Gardening Products — 0.1%
Tractor Supply Co.	654	55,852

Retail-Home Furnishings — 0.0%
La-Z-Boy, Inc.	710	21,030

Retail-Major Department Stores — 0.0%
TJX Cos., Inc.	1,064	52,913

Retail-Office Supplies — 0.0%
Office Depot, Inc.	3,600	10,620

Retail-Perfume & Cosmetics — 0.0%
Ulta Beauty, Inc.†	154	44,956

Retail-Pet Food & Supplies — 0.0%
PetMed Express, Inc.	440	10,419

Retail-Restaurants — 0.8%
Darden Restaurants, Inc.	182	19,097
Domino’s Pizza, Inc.	291	82,565
Jack in the Box, Inc.	199	16,109
McDonald’s Corp.	2,892	517,032
Papa John’s International, Inc.	290	12,264
Restaurant Brands International, Inc.	1,418	88,838
Starbucks Corp.	535	36,455
Yum! Brands, Inc.	2,402	225,740

		998,100

Rubber-Tires — 0.1%
Cooper Tire & Rubber Co.	560	19,712
Sumitomo Rubber Industries, Ltd.	3,100	42,965

		62,677

Satellite Telecom — 0.1%
Eutelsat Communications SA	3,907	82,817
Globalstar, Inc.†	21,400	14,073
Gogo, Inc.†	2,550	10,531

		107,421

Savings & Loans/Thrifts — 0.1%
Beneficial Bancorp, Inc.	1,640	25,567
Capitol Federal Financial, Inc.	1,970	25,354
Investors Bancorp, Inc.	2,450	29,743
TFS Financial Corp.	1,460	23,813

		104,477

Schools — 0.1%
2U, Inc.†	470	26,719
Bright Horizons Family Solutions, Inc.†	320	37,053
Grand Canyon Education, Inc.†	339	31,507
Strategic Education, Inc.	251	27,459

		122,738

Semiconductor Components-Integrated Circuits — 0.7%
Cirrus Logic, Inc.†	470	17,461
Marvell Technology Group, Ltd.	2,778	51,476
Maxim Integrated Products, Inc.	1,609	87,320
MaxLinear, Inc.†	660	12,949
NXP Semiconductors NV	2,993	260,481
Power Integrations, Inc.	402	26,532
QUALCOMM, Inc.	2,027	100,377
Renesas Electronics Corp.†	7,400	42,470
Taiwan Semiconductor Manufacturing Co., Ltd.	36,000	266,790

		865,856

410

SunAmerica Series Trust SA T. Rowe Price Asset Allocation Growth Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Shares	Value (Note 2)
COMMON STOCKS (continued)
Semiconductor Equipment — 0.4%
Aehr Test Systems†	1,500	$1,875
Applied Materials, Inc.	744	29,076
ASML Holding NV (Euronext Amsterdam)	746	131,349
ASML Holding NV (NASDAQ)	125	21,879
Brooks Automation, Inc.	680	21,168
KLA-Tencor Corp.	382	40,710
Lam Research Corp.	299	50,704
MKS Instruments, Inc.	294	23,999
Tokyo Electron, Ltd.	800	115,067

		435,827

Software Tools — 0.2%
VMware, Inc., Class A	1,186	179,169

Steel Pipe & Tube — 0.0%
TimkenSteel Corp.†	790	10,057

Steel-Producers — 0.1%
AK Steel Holding Corp.†	2,900	8,555
Commercial Metals Co.	1,100	19,195
Reliance Steel & Aluminum Co.	367	30,050
Ryerson Holding Corp.†	1,140	8,014
Shiloh Industries, Inc.†	720	4,313
United States Steel Corp.	610	13,749

		83,876

Telecom Equipment-Fiber Optics — 0.1%
Ciena Corp.†	620	23,616
Finisar Corp.†	720	16,401
Viavi Solutions, Inc.†	1,940	21,573

		61,590

Telecom Services — 0.0%
Aviat Networks, Inc.†	260	3,497

Telecommunication Equipment — 0.0%
ARRIS International PLC†	710	22,287
Juniper Networks, Inc.	749	19,429
Quantenna Communications, Inc.†	740	11,056

		52,772

Telephone-Integrated — 1.4%
AT&T, Inc.	13,502	405,870
GCI Liberty, Inc., Class A†	516	26,264
KT Corp.†	2,385	61,226
Nippon Telegraph & Telephone Corp.	7,900	339,075
SoftBank Group Corp.	1,000	78,468
Telecom Italia SpA	99,252	48,547
Telefonica Deutschland Holding AG	33,686	118,010
Telefonica SA	10,944	93,974
Telephone & Data Systems, Inc.	700	25,354
Verizon Communications, Inc.	8,746	481,555

		1,678,343

Television — 0.0%
Nexstar Media Group, Inc., Class A	170	14,190
Sinclair Broadcast Group, Inc., Class A	300	9,243
TEGNA, Inc.	1,100	12,914

		36,347

Textile-Products — 0.0%
Culp, Inc.	920	17,572

Theaters — 0.0%
Cinemark Holdings, Inc.	590	24,143

Security Description	Shares	Value (Note 2)
Therapeutics — 0.0%
Mirati Therapeutics, Inc.†	300	$19,824
Xencor, Inc.†	370	13,357

		33,181

Tobacco — 0.5%
Altria Group, Inc.	1,794	88,534
Philip Morris International, Inc.	6,084	466,764
Vector Group, Ltd.	346	3,806

		559,104

Tools-Hand Held — 0.1%
Stanley Black & Decker, Inc.	548	69,289

Transport-Marine — 0.0%
Kirby Corp.†	410	30,713

Transport-Rail — 0.5%
Canadian Pacific Railway, Ltd.	284	58,192
Central Japan Railway Co.	600	129,491
CSX Corp.	969	63,663
Kansas City Southern	1,322	139,801
Norfolk Southern Corp.	63	10,568
Union Pacific Corp.	1,297	206,314

		608,029

Transport-Services — 0.2%
C.H. Robinson Worldwide, Inc.	528	45,814
FedEx Corp.	279	49,542
Hub Group, Inc., Class A†	570	25,371
United Parcel Service, Inc., Class B	937	98,760

		219,487

Transport-Truck — 0.1%
JB Hunt Transport Services, Inc.	774	82,849
XPO Logistics, Inc.†	370	22,489

		105,338

Vitamins & Nutrition Products — 0.0%
Natural Health Trends Corp.	350	5,737
USANA Health Sciences, Inc.†	180	21,078

		26,815

Water — 0.1%
American Water Works Co., Inc.	1,710	163,596

Web Hosting/Design — 0.1%
Endurance International Group Holdings, Inc.†	960	7,776
NIC, Inc.	1,620	26,568
VeriSign, Inc.†	127	21,497

		55,841

Web Portals/ISP — 1.4%
Alphabet, Inc., Class A†	430	484,132
Alphabet, Inc., Class C†	970	1,082,879
Baidu, Inc. ADR†	395	68,189
NAVER Corp.	344	42,104
Yahoo Japan Corp.	16,500	44,581

		1,721,885

Wire & Cable Products — 0.1%
Prysmian SpA	3,634	77,870

Wireless Equipment — 0.1%
InterDigital, Inc.	379	27,595
Motorola Solutions, Inc.	552	64,534
Ubiquiti Networks, Inc.	170	18,396

411

SunAmerica Series Trust SA T. Rowe Price Asset Allocation Growth Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Shares/ Principal Amount	Value (Note 2)
COMMON STOCKS (continued)
Wireless Equipment (continued)
ViaSat, Inc.†	350	$21,942

		132,467

Wound, Burn & Skin Care — 0.0%
Dermira, Inc.†	460	3,036

Total Common Stocks (cost $95,204,923)		95,011,779

CONVERTIBLE PREFERRED SECURITIES — 0.1%
Electric-Distribution — 0.0%
Sempra Energy Series A 6.00%	234	23,477
Sempra Energy Series B 6.75%	165	16,832

		40,309

Electric-Integrated — 0.1%
NextEra Energy, Inc. 6.12%	1,127	66,842

Electronic Measurement Instruments — 0.0%
Fortive Corp. Series A 5.00%	18	17,692

Medical Products — 0.0%
Becton Dickinson and Co. Series A 6.13%	462	28,413

Total Convertible Preferred Securities (cost $151,178)		153,256

ASSET BACKED SECURITIES — 0.5%
Diversified Financial Services — 0.5%
BBCMS Trust FRS Series 2018-CBM, Class A 3.51% (1 ML+1.00%) due 07/15/2037*(4)	$55,000	54,500
Enterprise Fleet Financing LLC Series 2018-2, Class A2 3.14% due 02/20/2024*	100,000	100,109
Homeward Opportunities Fund Trust VRS Series 2018-1, Class A1 3.77% due 06/25/2048*(5)(6)	85,856	86,001
Planet Fitness Master Issuer LLC Series 2018-1A, Class A2I 4.26% due 09/05/2048*	94,763	95,309
Sequoia Mtg. Trust VRS Series 2018-CH3, Class A2 4.00% due 08/25/2048*(5)(6)	86,222	86,883
SMB Private Education Loan Trust Series 2016-A, Class A2A 2.70% due 05/15/2031*	75,716	74,913
SMB Private Education Loan Trust Series 2017-A, Class A2A 2.88% due 09/15/2034*	100,000	98,097
World Omni Automobile Lease Securitization Trust Series 2018-A, Class B 3.06% due 05/15/2023	40,000	39,887

Total Asset Backed Securities (cost $633,262)		635,699

Security Description	Principal Amount	Value (Note 2)
U.S. CORPORATE BONDS & NOTES — 6.0%
Advertising Agencies — 0.0%
Interpublic Group of Cos., Inc. Senior Notes 3.50% due 10/01/2020	$5,000	$5,026
Omnicom Group, Inc. Senior Notes 3.65% due 11/01/2024	50,000	49,280

		54,306

Aerospace/Defense — 0.1%
General Dynamics Corp. Company Guar. Notes 2.88% due 05/11/2020	85,000	85,191
Lockheed Martin Corp. Senior Notes 4.70% due 05/15/2046	25,000	27,316
Northrop Grumman Corp. Senior Notes 3.85% due 04/15/2045	50,000	46,311

		158,818

Aerospace/Defense-Equipment — 0.1%
United Technologies Corp. Senior Notes 3.35% due 08/16/2021	15,000	15,136
United Technologies Corp. Senior Notes 4.45% due 11/16/2038	50,000	50,236

		65,372

Agricultural Operations — 0.0%
Bunge, Ltd. Finance Corp. Company Guar. Notes 3.00% due 09/25/2022	25,000	24,046

Airlines — 0.0%
Delta Air Lines, Inc. Senior Notes 2.60% due 12/04/2020	30,000	29,617
Delta Air Lines, Inc. Senior Notes 3.80% due 04/19/2023	20,000	19,509

		49,126

Applications Software — 0.0%
Microsoft Corp. Senior Notes 3.13% due 11/03/2025	25,000	25,312

Auto-Cars/Light Trucks — 0.2%
BMW US Capital LLC Company Guar. Notes 3.25% due 08/14/2020*	50,000	50,329
General Motors Financial Co., Inc. Company Guar. Notes 3.15% due 01/15/2020	25,000	25,002
General Motors Financial Co., Inc. Senior Notes 4.20% due 11/06/2021	50,000	50,324
Harley-Davidson Financial Services, Inc. Company Guar. Notes 3.55% due 05/21/2021*	25,000	24,873
Hyundai Capital America Senior Notes 3.45% due 03/12/2021*	25,000	24,868

412

SunAmerica Series Trust SA T. Rowe Price Asset Allocation Growth Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Principal Amount	Value (Note 2)
U.S. CORPORATE BONDS & NOTES (continued)
Auto-Cars/Light Trucks (continued)
Nissan Motor Acceptance Corp. Senior Notes 3.65% due 09/21/2021*	$35,000	$35,022
Toyota Motor Credit Corp. Senior Notes 2.95% due 04/13/2021	35,000	35,109

		245,527

Auto-Heavy Duty Trucks — 0.0%
PACCAR Financial Corp. Senior Notes 3.10% due 05/10/2021	30,000	30,150

Banks-Commercial — 0.1%
M&T Bank Corp. Senior Notes 3.55% due 07/26/2023	60,000	60,956
SunTrust Bank Senior Notes 3.50% due 08/02/2022	65,000	65,134

		126,090

Banks-Super Regional — 0.2%
Wells Fargo & Co. Senior Notes 3.07% due 01/24/2023	125,000	124,317
Wells Fargo & Co. Senior Notes 3.50% due 03/08/2022	50,000	50,564

		174,881

Beverages-Non-alcoholic — 0.0%
Maple Escrow Subsidiary, Inc. Company Guar. Notes 3.55% due 05/25/2021*	40,000	40,173

Brewery — 0.1%
Anheuser-Busch InBev Finance, Inc. Company Guar. Notes 2.65% due 02/01/2021	62,000	61,745

Broadcast Services/Program — 0.0%
Fox Corp. Company Guar. Notes 4.03% due 01/25/2024*	15,000	15,301

Building Products-Cement — 0.0%
Martin Marietta Materials, Inc. Senior Notes 4.25% due 12/15/2047	50,000	40,830

Cable/Satellite TV — 0.2%
Charter Communications Operating LLC/Charter Communications Operating Capital Senior Sec. Notes 3.75% due 02/15/2028	25,000	23,165
Charter Communications Operating LLC/Charter Communications Operating Capital Senior Sec. Notes 4.50% due 02/01/2024	25,000	25,467
Comcast Corp. Company Guar. Notes 3.13% due 07/15/2022	75,000	75,252

Security Description	Principal Amount	Value (Note 2)
Cable/Satellite TV (continued)
Comcast Corp. Company Guar. Notes 3.90% due 03/01/2038	$15,000	$14,255
Comcast Corp. Company Guar. Notes 3.95% due 10/15/2025	85,000	87,964

		226,103

Cellular Telecom — 0.0%
Crown Castle Towers LLC Senior Sec. Notes 3.72% due 07/15/2043*	25,000	24,922

Commercial Services — 0.1%
Ecolab, Inc. Senior Notes 3.25% due 12/01/2027	50,000	49,197
RELX Capital, Inc. Company Guar. Notes 3.50% due 03/16/2023	10,000	9,946

		59,143

Computers — 0.1%
Apple, Inc. Senior Notes 3.20% due 05/11/2027	75,000	74,323
Apple, Inc. Senior Notes 3.75% due 09/12/2047	50,000	47,441

		121,764

Containers-Paper/Plastic — 0.0%
Packaging Corp. of America Senior Notes 2.45% due 12/15/2020	5,000	4,931
Packaging Corp. of America Senior Notes 3.65% due 09/15/2024	50,000	49,429

		54,360

Cosmetics & Toiletries — 0.1%
Unilever Capital Corp. Company Guar. Notes 3.00% due 03/07/2022	110,000	110,114

Data Processing/Management — 0.0%
Fidelity National Information Services, Inc. Senior Notes 4.25% due 05/15/2028	25,000	25,026

Diversified Banking Institutions — 0.8%
Bank of America Corp. FRS Senior Notes 3.47% (3 ML+0.65%) due 06/25/2022	50,000	49,914
Bank of America Corp. Senior Notes 3.82% due 01/20/2028	150,000	149,517
Citigroup, Inc. Senior Notes 2.35% due 08/02/2021	50,000	49,107
Citigroup, Inc. Senior Notes 3.89% due 01/10/2028	125,000	124,619

413

SunAmerica Series Trust SA T. Rowe Price Asset Allocation Growth Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Principal Amount	Value (Note 2)
U.S. CORPORATE BONDS & NOTES (continued)
Diversified Banking Institutions (continued)
Citigroup, Inc. Senior Notes 4.65% due 07/23/2048	$25,000	$25,992
Goldman Sachs Group, Inc. Senior Notes 3.00% due 04/26/2022	75,000	74,180
Goldman Sachs Group, Inc. Sub. Notes 4.25% due 10/21/2025	50,000	50,464
Goldman Sachs Group, Inc. Senior Notes 4.41% due 04/23/2039	25,000	24,658
Goldman Sachs Group, Inc. Senior Notes 5.75% due 01/24/2022	50,000	53,652
JPMorgan Chase & Co. Sub. Notes 3.38% due 05/01/2023	20,000	19,978
JPMorgan Chase & Co. Senior Notes 3.88% due 07/24/2038	125,000	119,214
JPMorgan Chase & Co. Senior Notes 3.90% due 01/23/2049	25,000	23,324
JPMorgan Chase & Co. Senior Notes 4.50% due 01/24/2022	50,000	52,095
Morgan Stanley Senior Notes 3.13% due 07/27/2026	50,000	47,956
Morgan Stanley Senior Notes 3.59% due 07/22/2028	75,000	73,199
Morgan Stanley Sub. Notes 4.10% due 05/22/2023	25,000	25,536

		963,405

Diversified Manufacturing Operations — 0.1%
General Electric Capital Corp. Senior Notes 3.10% due 01/09/2023	40,000	38,966
General Electric Co. Senior Notes 2.70% due 10/09/2022	75,000	71,856

		110,822

E-Commerce/Products — 0.1%
Amazon.com, Inc. Senior Notes 2.80% due 08/22/2024	25,000	24,821
Amazon.com, Inc. Senior Notes 4.95% due 12/05/2044	65,000	74,666

		99,487

E-Commerce/Services — 0.1%
Expedia, Inc. Company Guar. Notes 5.00% due 02/15/2026	50,000	51,198
Priceline Group, Inc. Senior Notes 3.60% due 06/01/2026	25,000	24,579

		75,777

Security Description	Principal Amount	Value (Note 2)
Electric-Distribution — 0.2%
CenterPoint Energy, Inc. Senior Notes 3.60% due 11/01/2021	$30,000	$30,246
Commonwealth Edison Co. 1st Mtg. Bonds 4.35% due 11/15/2045	25,000	25,580
Metropolitan Edison Co. Senior Notes 4.30% due 01/15/2029*	100,000	101,764
Sempra Energy Senior Notes 2.90% due 02/01/2023	35,000	34,002

		191,592

Electric-Integrated — 0.4%
American Electric Power Co., Inc. Senior Notes 3.65% due 12/01/2021	5,000	5,068
Appalachian Power Co. Senior Notes 4.40% due 05/15/2044	50,000	49,327
Berkshire Hathaway Energy Co. Senior Notes 3.80% due 07/15/2048	25,000	22,939
Dominion Resources, Inc. Senior Notes 2.75% due 09/15/2022	25,000	24,298
Duke Energy Corp. Senior Notes 2.65% due 09/01/2026	50,000	46,619
Eversource Energy Senior Notes 3.30% due 01/15/2028	30,000	29,057
Eversource Energy Senior Notes 3.80% due 12/01/2023	20,000	20,317
Exelon Corp. Senior Notes 3.40% due 04/15/2026	25,000	24,156
FirstEnergy Transmission LLC Senior Notes 4.35% due 01/15/2025*	25,000	25,446
Florida Power & Light Co. 1st Mtg. Bonds 4.13% due 06/01/2048	25,000	25,346
Mississippi Power Co. Senior Notes 3.95% due 03/30/2028	30,000	29,556
NextEra Energy Capital Holdings, Inc. Company Guar. Notes 3.34% due 09/01/2020	80,000	80,383
PacifiCorp 1st Mtg. Notes 4.13% due 01/15/2049	25,000	24,754
Southern Co. Senior Notes 4.40% due 07/01/2046	25,000	24,175

		431,441

Electric-Transmission — 0.0%
Oncor Electric Delivery Co. LLC Senior Sec. Notes 4.10% due 11/15/2048	50,000	49,972

414

SunAmerica Series Trust SA T. Rowe Price Asset Allocation Growth Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Principal Amount	Value (Note 2)
U.S. CORPORATE BONDS & NOTES (continued)
Electronic Components-Semiconductors — 0.0%
Broadcom Corp./Broadcom Cayman Finance, Ltd. Company Guar. Notes 2.20% due 01/15/2021	$10,000	$9,755
Broadcom Corp./Broadcom Cayman Finance, Ltd. Company Guar. Notes 3.00% due 01/15/2022	30,000	29,367
Microchip Technology, Inc. Senior Sec. Notes 3.92% due 06/01/2021*	10,000	9,896

		49,018

Electronic Measurement Instruments — 0.0%
Keysight Technologies, Inc. Senior Notes 4.55% due 10/30/2024	25,000	25,600

Enterprise Software/Service — 0.0%
Oracle Corp. Senior Notes 2.40% due 09/15/2023	25,000	24,368

Finance-Credit Card — 0.2%
American Express Co. Senior Notes 2.20% due 10/30/2020	35,000	34,584
American Express Co. Senior Notes 3.70% due 11/05/2021	60,000	60,939
Capital One Financial Corp. Senior Notes 3.20% due 01/30/2023	85,000	83,575
Capital One Financial Corp. Senior Notes 3.90% due 01/29/2024	25,000	25,178
Discover Financial Services Senior Notes 3.85% due 11/21/2022	68,000	68,071

		272,347

Finance-Leasing Companies — 0.0%
Air Lease Corp. Senior Notes 2.50% due 03/01/2021	15,000	14,659
Air Lease Corp. Senior Notes 3.50% due 01/15/2022	15,000	14,880

		29,539

Finance-Other Services — 0.1%
Intercontinental Exchange, Inc. Senior Notes 3.45% due 09/21/2023	60,000	60,483
National Rural Utilities Cooperative Finance Corp. Senior Notes 2.90% due 03/15/2021	20,000	19,973

		80,456

Food-Misc./Diversified — 0.0%
Kraft Heinz Foods Co. Company Guar. Notes 4.00% due 06/15/2023	50,000	50,902

Security Description	Principal Amount	Value (Note 2)
Gas-Distribution — 0.1%
NiSource, Inc. Senior Notes 3.65% due 06/15/2023	$20,000	$20,130
NiSource, Inc. Senior Notes 3.95% due 03/30/2048	25,000	22,420
Southern California Gas Co. 1st Mtg. Notes 4.13% due 06/01/2048	25,000	24,563

		67,113

Insurance Brokers — 0.1%
Marsh & McLennan Cos., Inc. Senior Notes 3.50% due 06/03/2024	30,000	29,942
Willis North America, Inc. Company Guar. Notes 4.50% due 09/15/2028	50,000	50,343

		80,285

Insurance-Life/Health — 0.1%
Aflac, Inc. Senior Notes 4.75% due 01/15/2049	55,000	58,927
AXA Equitable Holdings, Inc. Senior Notes 3.90% due 04/20/2023	10,000	10,003
Lincoln National Corp. Senior Notes 4.35% due 03/01/2048	25,000	23,014
Principal Financial Group, Inc. Company Guar. Notes 4.30% due 11/15/2046	25,000	23,445
Teachers Insurance & Annuity Association of America Sub. Notes 4.27% due 05/15/2047*	25,000	24,267

		139,656

Insurance-Multi-line — 0.0%
Voya Financial, Inc. Company Guar. Notes 3.13% due 07/15/2024	30,000	28,620

Insurance-Mutual — 0.1%
Liberty Mutual Group, Inc. Company Guar. Notes 4.25% due 06/15/2023*	25,000	25,395
New York Life Global Funding Sec. Notes 3.25% due 08/06/2021*	30,000	30,129

		55,524

Insurance-Property/Casualty — 0.1%
ACE INA Holdings, Inc. Company Guar. Notes 3.35% due 05/15/2024	25,000	25,168
Fidelity National Financial, Inc. Senior Notes 4.50% due 08/15/2028*	55,000	54,640

		79,808

415

SunAmerica Series Trust SA T. Rowe Price Asset Allocation Growth Portfolio
PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Principal Amount	Value (Note 2)
U.S. CORPORATE BONDS & NOTES (continued)
Machinery-Construction & Mining — 0.1%
Caterpillar Financial Services Corp. Senior Notes 3.15% due 09/07/2021	$60,000	$60,321

Machinery-Farming — 0.0%
John Deere Capital Corp. Senior Notes 2.35% due 01/08/2021	15,000	14,846

Machinery-General Industrial — 0.0%
Roper Technologies, Inc. Senior Notes 3.80% due 12/15/2026	25,000	24,579

Medical Products — 0.1%
Abbott Laboratories Senior Notes 3.40% due 11/30/2023	17,000	17,214
Becton Dickinson and Co. Senior Notes 3.70% due 06/06/2027	50,000	48,764

		65,978

Medical-Biomedical/Gene — 0.1%
Celgene Corp. Senior Notes 3.88% due 08/15/2025	75,000	75,335

Medical-Drugs — 0.0%
AbbVie, Inc. Senior Notes 2.30% due 05/14/2021	25,000	24,553

Medical-HMO — 0.2%
Anthem, Inc. Senior Notes 2.50% due 11/21/2020	25,000	24,747
Anthem, Inc. Senior Notes 4.55% due 03/01/2048	15,000	14,778
Cigna Corp. Company Guar. Notes 3.25% due 04/15/2025	50,000	48,833
Cigna Corp. Company Guar. Notes 3.88% due 10/15/2047	50,000	43,992
UnitedHealth Group, Inc. Senior Notes 4.63% due 11/15/2041	25,000	26,590
UnitedHealth Group, Inc. Senior Notes 4.75% due 07/15/2045	25,000	27,766

		186,706

Medical-Hospitals — 0.1%
Centra Health, Inc. Notes 4.70% due 01/01/2048	45,000	44,695
Stanford Health Care Notes 3.80% due 11/15/2048	10,000	9,669
West Virginia United Health System Obligated Group Sec. Notes 4.92% due 06/01/2048	50,000	52,374

		106,738

Security Description	Principal Amount	Value (Note 2)
Medical-Wholesale Drug Distribution — 0.0%
McKesson Corp. Senior Notes 3.65% due 11/30/2020	$30,000	$30,200

Multimedia — 0.0%
21st Century Fox America, Inc. Company Guar. Notes 5.65% due 08/15/2020	25,000	25,787

Non-Hazardous Waste Disposal — 0.0%
Republic Services, Inc. Senior Notes 3.38% due 11/15/2027	30,000	29,194

Oil Companies-Exploration & Production — 0.2%
ConocoPhillips Co. Company Guar. Notes 4.95% due 03/15/2026	50,000	54,700
EOG Resources, Inc. Senior Notes 2.63% due 03/15/2023	100,000	98,236
Hess Corp. Senior Notes 4.30% due 04/01/2027	25,000	24,125
Marathon Oil Corp. Senior Notes 4.40% due 07/15/2027	25,000	25,085

		202,146

Oil Companies-Integrated — 0.0%
BP Capital Markets America, Inc. Company Guar. Notes 2.52% due 09/19/2022	25,000	24,525

Oil-Field Services — 0.0%
Schlumberger Holdings Corp. Senior Notes 3.75% due 05/01/2024*	25,000	25,125

Pharmacy Services — 0.2%
Cigna Corp. Company Guar. Notes 3.75% due 07/15/2023*	35,000	35,468
CVS Health Corp. Senior Notes 3.13% due 03/09/2020	45,000	45,036
CVS Health Corp. Senior Notes 3.88% due 07/20/2025	50,000	50,169
CVS Health Corp. Senior Notes 5.05% due 03/25/2048	20,000	20,531
Express Scripts Holding Co. Company Guar. Notes 3.00% due 07/15/2023	25,000	24,466
Express Scripts Holding Co. Company Guar. Notes 4.80% due 07/15/2046	25,000	24,875

		200,545

Pipelines — 0.2%
Boardwalk Pipelines LP Company Guar. Notes 4.95% due 12/15/2024	50,000	50,628
Enbridge Energy Partners LP Senior Notes 7.38% due 10/15/2045	45,000	59,929

416

SunAmerica Series Trust SA T. Rowe Price Asset Allocation Growth Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Principal Amount	Value (Note 2)
U.S. CORPORATE BONDS & NOTES (continued)
Pipelines (continued)
Enterprise Products Operating LLC Company Guar. Notes 3.50% due 02/01/2022	$85,000	$85,821
Florida Gas Transmission Co. LLC Senior Notes 4.35% due 07/15/2025*	50,000	51,605
Plains All American Pipeline LP/PAA Finance Corp. Senior Notes 4.50% due 12/15/2026	25,000	24,777
Transcontinental Gas Pipe Line Co. LLC Senior Notes 4.60% due 03/15/2048	20,000	19,100

		291,860

Real Estate Investment Trusts — 0.4%
Alexandria Real Estate Equities, Inc. Company Guar. Notes 4.00% due 01/15/2024	5,000	5,072
American Campus Communities Operating Partnership LP Company Guar. Notes 3.63% due 11/15/2027	55,000	52,351
Brixmor Operating Partnership LP Senior Notes 3.25% due 09/15/2023	25,000	24,192
Duke Realty LP Senior Notes 4.00% due 09/15/2028	70,000	70,296
Essex Portfolio LP Company Guar. Notes 4.50% due 03/15/2048	15,000	14,509
Healthcare Realty Trust, Inc. Senior Notes 3.63% due 01/15/2028	55,000	51,988
Kilroy Realty LP Company Guar. Notes 3.45% due 12/15/2024	30,000	29,010
National Retail Properties, Inc. Senior Notes 4.80% due 10/15/2048	50,000	50,055
Simon Property Group LP Senior Notes 2.75% due 02/01/2023	50,000	49,003
VEREIT Operating Partnership LP Company Guar. Notes 3.95% due 08/15/2027	25,000	23,740
VEREIT Operating Partnership LP Company Guar. Notes 4.63% due 11/01/2025	60,000	60,474

		430,690

Retail-Auto Parts — 0.1%
AutoZone, Inc. Senior Notes 3.13% due 04/21/2026	50,000	47,173
O’Reilly Automotive, Inc. Senior Notes 3.60% due 09/01/2027	25,000	24,178

		71,351

Security Description	Principal Amount	Value (Note 2)
Retail-Discount — 0.0%
Walmart, Inc. Senior Notes 3.40% due 06/26/2023	$50,000	$51,240

Retail-Mail Order — 0.1%
QVC, Inc. Senior Sec. Notes 4.38% due 03/15/2023	65,000	64,797

Schools — 0.0%
Georgetown University Notes 4.32% due 04/01/2049	50,000	51,493

Steel-Producers — 0.0%
Nucor Corp. Senior Notes 3.95% due 05/01/2028	35,000	35,302

Telephone-Integrated — 0.2%
AT&T, Inc. Senior Notes 3.00% due 06/30/2022	100,000	99,215
Verizon Communications, Inc. Senior Notes 5.15% due 09/15/2023	100,000	108,644
Verizon Communications, Inc. Senior Notes 5.50% due 03/16/2047	25,000	27,974

		235,833

Tobacco — 0.0%
BAT Capital Corp. Company Guar. Notes 2.76% due 08/15/2022	50,000	48,602

Transport-Equipment & Leasing — 0.1%
GATX Corp. Senior Notes 2.60% due 03/30/2020	50,000	49,682
GATX Corp. Senior Notes 4.35% due 02/15/2024	60,000	60,917

		110,599

Transport-Rail — 0.1%
Burlington Northern Santa Fe LLC Senior Notes 4.15% due 04/01/2045	25,000	25,135
Burlington Northern Santa Fe LLC Senior Notes 4.15% due 12/15/2048	25,000	25,500
CSX Corp. Senior Notes 4.30% due 03/01/2048	25,000	24,339

		74,974

Total U.S. Corporate Bonds & Notes (cost $7,171,595)		7,202,160

FOREIGN CORPORATE BONDS & NOTES — 0.8%
Advertising Services — 0.0%
WPP Finance 2010 Company Guar. Notes 3.75% due 09/19/2024	25,000	23,861

417

SunAmerica Series Trust SA T. Rowe Price Asset Allocation Growth Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Principal Amount	Value (Note 2)
FOREIGN CORPORATE BONDS & NOTES (continued)
Auto-Cars/Light Trucks — 0.0%
Toyota Motor Corp. Senior Notes 3.18% due 07/20/2021	$30,000	$30,227

Auto/Truck Parts & Equipment-Original — 0.0%
Aptiv PLC Company Guar. Notes 3.15% due 11/19/2020	25,000	24,923

Banks-Commercial — 0.1%
Bank of Montreal Senior Notes 3.10% due 04/13/2021	35,000	35,140
Svenska Handelsbanken AB Senior Notes 3.35% due 05/24/2021	25,000	25,114
Toronto-Dominion Bank Senior Notes 2.50% due 12/14/2020	50,000	49,703

		109,957

Banks-Special Purpose — 0.0%
KFW Government Guar. Notes 2.75% due 07/15/2020	37,000	37,078

Building Products-Cement — 0.0%
Boral Finance Pty, Ltd. Company Guar. Notes 3.00% due 11/01/2022*	2,000	1,939

Cellular Telecom — 0.1%
Rogers Communications, Inc. Company Guar. Notes 4.30% due 02/15/2048	25,000	24,103
Vodafone Group PLC Senior Notes 3.75% due 01/16/2024	60,000	59,954

		84,057

Chemicals-Diversified — 0.0%
LYB International Finance II BV Company Guar. Notes 3.50% due 03/02/2027	50,000	47,530

Diversified Banking Institutions — 0.2%
Bank of Nova Scotia Senior Notes 3.13% due 04/20/2021	35,000	35,174
HSBC Holdings PLC Senior Notes 5.10% due 04/05/2021	50,000	52,118
Mitsubishi UFJ Financial Group, Inc. Senior Notes 3.54% due 07/26/2021	55,000	55,454
Sumitomo Mitsui Financial Group, Inc. Senior Notes 3.75% due 07/19/2023	55,000	55,799

		198,545

Insurance Brokers — 0.0%
Trinity Acquisition PLC Company Guar. Notes 3.50% due 09/15/2021	25,000	24,968

Security Description	Principal Amount	Value (Note 2)
Medical-Drugs — 0.0%
Shire Acquisitions Investments Ireland DAC Company Guar. Notes 2.88% due 09/23/2023	$50,000	$48,060

Oil Companies-Exploration & Production — 0.1%
Canadian Natural Resources, Ltd. Senior Notes 2.95% due 01/15/2023	25,000	24,429
Canadian Natural Resources, Ltd. Senior Notes 6.25% due 03/15/2038	25,000	28,913
Woodside Finance, Ltd. Company Guar. Notes 3.70% due 03/15/2028*	25,000	23,265

		76,607

Oil Companies-Integrated — 0.2%
BP Capital Markets PLC Company Guar. Notes 3.28% due 09/19/2027	25,000	24,472
BP Capital Markets PLC Company Guar. Notes 3.28% due 09/19/2027	50,000	48,943
Petroleos Mexicanos Company Guar. Notes 5.38% due 03/13/2022	50,000	49,370
Petroleos Mexicanos Company Guar. Notes 5.50% due 06/27/2044	40,000	31,600
Shell International Finance BV Company Guar. Notes 3.25% due 05/11/2025	25,000	25,243
Suncor Energy, Inc. Senior Notes 3.60% due 12/01/2024	25,000	25,158
Suncor Energy, Inc. Senior Notes 3.60% due 12/01/2024	10,000	10,063

		214,849

Pipelines — 0.1%
Enbridge, Inc. Senior Notes 4.00% due 10/01/2023	25,000	25,351
Enbridge, Inc. Senior Notes 5.50% due 12/01/2046	13,000	14,731
TransCanada PipeLines, Ltd. Senior Notes 2.50% due 08/01/2022	25,000	24,342

		64,424

Total Foreign Corporate Bonds & Notes (cost $988,352)		987,025

U.S. GOVERNMENT AGENCIES — 0.3%
Federal National Mtg. Assoc. — 0.2%
Federal National Mtg. Assoc. 1.25% due 08/17/2021	175,000	169,805
Federal National Mtg. Assoc. Connecticut Avenue Securities FRS Series 2018-C05, Class 1M1 3.23% (1 ML+0.72%) due 01/25/2031(5)	47,626	47,557

		217,362

418

SunAmerica Series Trust SA T. Rowe Price Asset Allocation Growth Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Principal Amount	Value (Note 2)
U.S. GOVERNMENT AGENCIES (continued)
Government National Mtg. Assoc. — 0.1%
3.00% due 11/20/2047	$2,772	$2,753
3.50% due 04/20/2046	44,973	45,600
4.00% due 04/20/2047	8,337	8,590
4.00% due 08/20/2048	13,042	13,425
4.00% due 10/20/2048	19,864	20,446
4.50% due 02/20/2046	12,377	13,021
4.50% due 08/20/2048	4,922	5,114
4.50% due 01/20/2049	26,000	27,017
5.00% due 09/20/2048	13,849	14,496
5.00% due 10/20/2048	34,774	36,386
5.00% due 12/20/2048	3,995	4,184

		191,032

Total U.S. Government Agencies (cost $409,128)		408,394

U.S. GOVERNMENT TREASURIES — 11.5%
United States Treasury Bonds — 3.8%
2.25% due 08/15/2046	107,000	91,769
2.50% due 02/15/2045	99,500	90,463
2.50% due 02/15/2046	108,000	97,837
2.50% due 05/15/2046	50,200	45,441
2.75% due 08/15/2042	48,000	46,164
2.75% due 11/15/2042	25,000	24,013
2.75% due 08/15/2047(9)	1,002,000	951,783
2.75% due 11/15/2047	97,300	92,344
2.88% due 05/15/2043	60,000	58,826
2.88% due 08/15/2045	52,000	50,830
2.88% due 11/15/2046	59,000	57,590
3.00% due 05/15/2042	128,000	128,700
3.00% due 11/15/2044	85,000	85,159
3.00% due 05/15/2045	86,000	86,151
3.00% due 11/15/2045	77,500	77,591
3.00% due 02/15/2047	56,000	56,011
3.00% due 05/15/2047	73,200	73,109
3.00% due 02/15/2048	98,000	97,744
3.00% due 08/15/2048	205,500	204,978
3.13% due 11/15/2041	406,000	417,450
3.13% due 02/15/2042	34,000	34,946
3.13% due 02/15/2043	58,000	59,416
3.13% due 08/15/2044	55,000	56,315
3.13% due 05/15/2048	93,500	95,556
3.38% due 05/15/2044	67,000	71,575
3.38% due 11/15/2048	40,000	42,900
3.50% due 02/15/2039	772,000	848,265
3.63% due 08/15/2043	46,000	51,110
3.63% due 02/15/2044	61,000	67,815
3.75% due 11/15/2043	29,000	32,867
3.88% due 08/15/2040	15,000	17,300
4.25% due 05/15/2039	5,000	6,064
4.25% due 11/15/2040	15,000	18,214
4.38% due 11/15/2039	34,000	41,893
4.38% due 05/15/2040	15,000	18,501
4.38% due 05/15/2041	30,000	37,068
4.50% due 05/15/2038	120,000	150,164
4.50% due 08/15/2039	10,000	12,521
4.63% due 02/15/2040	35,000	44,569
4.75% due 02/15/2041	25,000	32,426

		4,573,438

United States Treasury Notes — 7.7%
0.88% due 06/15/2019	11,300	11,235
1.38% due 12/15/2019	50,000	49,496

Security Description	Principal Amount	Value (Note 2)
United States Treasury Notes (continued)
1.38% due 04/30/2020	$855,000	$843,177
1.38% due 09/15/2020	170,000	167,025
1.63% due 08/31/2022	150,000	145,852
1.88% due 09/30/2022	45,000	44,133
2.00% due 01/15/2021	250,000	247,754
2.00% due 02/15/2023	85,000	83,559
2.13% due 12/31/2022	205,000	202,598
2.25% due 11/15/2024	225,000	222,117
2.25% due 08/15/2027	40,000	38,923
2.25% due 11/15/2027	20,000	19,428
2.50% due 12/31/2020	32,000	32,017
2.50% due 01/31/2024	440,000	441,427
2.63% due 07/31/2020	10,000	10,018
2.63% due 08/15/2020	1,385,000	1,387,543
2.63% due 02/28/2023	475,000	478,396
2.75% due 07/31/2023	150,000	151,951
2.75% due 08/31/2023	1,210,000	1,226,401
2.75% due 02/15/2028	30,000	30,309
2.88% due 11/15/2021	40,000	40,461
2.88% due 04/30/2025	1,515,000	1,547,253
2.88% due 05/15/2028	1,045,000	1,066,022
2.88% due 08/15/2028	30,000	30,604
3.13% due 05/15/2021	625,000	634,106

		9,151,805

Total U.S. Government Treasuries (cost $13,496,336)		13,725,243

MUNICIPAL BONDS & NOTES — 0.4%
County of Miami-Dade, FL Transit System Revenue Bonds 5.62% due 07/01/2040	25,000	30,096
County of Washoe NV Revenue Bonds 7.97% due 02/01/2040	40,000	55,974
Denver Schools Certificate Participation Series B 4.24% due 12/15/2037	25,000	26,232
Illinois Municipal Electric Agency Revenue Bonds 6.83% due 02/01/2035	30,000	37,041
Los Angeles County Public Works Financing Authority Revenue Bonds 7.49% due 08/01/2033	50,000	65,403
Municipal Electric Authority of Georgia Revenue Bonds 6.66% due 04/01/2057	50,000	56,987
Rutgers The State University of New Jersey Revenue Bonds 5.67% due 05/01/2040	50,000	59,155
San Jose Redevelopment Agency Successor Agency Tax Allocation Series A-T 3.38% due 08/01/2034	5,000	4,771
State of California General Obligation Bonds 7.63% due 03/01/2040	50,000	73,203

419

SunAmerica Series Trust SA T. Rowe Price Asset Allocation Growth Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Shares/ Principal Amount	Value (Note 2)
MUNICIPAL BONDS & NOTES (continued)
Virginia Commonwealth University Health System Authority Revenue Bonds 4.96% due 01/01/2044	$25,000	$27,478

Total Municipal Bonds & Notes (cost $446,660)		436,340

FOREIGN GOVERNMENT OBLIGATIONS — 0.2%
Regional Authority — 0.2%
Province of Alberta, Canada Senior Notes 2.20% due 07/26/2022	75,000	73,421
Province of New Brunswick, Canada Senior Notes 3.63% due 02/24/2028	25,000	25,800
Province of Ontario, Canada Senior Notes 2.20% due 10/03/2022	75,000	73,320

Total Foreign Government Obligations (cost $174,876)		172,541

REGISTERED INVESTMENT COMPANIES — 0.1%
Altaba, Inc.† (cost $62,566)	919	62,961

Total Long-Term Investment Securities (cost $118,738,876)		118,795,398

SHORT-TERM INVESTMENT SECURITIES — 0.9%
Registered Investment Companies — 0.9%
State Street Institutional U.S. Government Money Market Fund, Premier Class 2.32%(7)	1,048,913	1,048,913
T. Rowe Price Treasury Reserve Fund 2.46%(7)	1,020	1,020

Total Short-Term Investment Securities (cost $1,049,933)		1,049,933

TOTAL INVESTMENTS (cost $119,788,809)(8)	100.2%	119,845,331
Liabilities in excess of other assets	(0.2)	(192,488)

NET ASSETS	100.0%	$119,652,843

†	Non-income producing security
*	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Portfolio has no right to demand registration of these securities. At January 31, 2019, the aggregate value of these securities was $1,649,969 representing 1.4% of net assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(1)	Securities classified as Level 3 (see Note 2).
(2)	Illiquid security. At January 31, 2019, the aggregate value of these securities was $10,301 representing 0.0% of net assets.

(3)	Denotes a restricted security that: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933, as amended (the “1933 Act”); (b) is subject to a contractual restriction on public sales; or (c) is otherwise subject to a restriction on sales by operation of applicable law. Restricted securities are valued pursuant to Note 2. Certain restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the 1933 Act. The Portfolio has no right to demand registration of these securities. The risk of investing in certain restricted securities is greater than the risk of investing in the securities of widely held, publicly traded companies. To the extent applicable, lack of a secondary market and resale restrictions may result in the inability of a Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, certain restricted securities may exhibit greater price volatility than securities for which secondary markets exist. As of January 31, 2019, the Portfolio held the following restricted securities:

Description	Acquisition Date	Shares	Acquisition Cost	Value	Value Per Share	% of Net Assets
Common Stocks

ANT International Co., Ltd., Class C	06/07/2018	1,708	$9,582	$9,582	$5.61	0.01%

(4)	Commercial Mortgage Backed Security
(5)	Collateralized Mortgage Obligation
(6)	Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(7)	The rate shown is the 7-day yield as of January 31, 2019.
(8)	See Note 3 for cost of investments on a tax basis.
(9)	The security or a portion thereof was pledged as collateral to cover margin requirements for open futures contracts.

ADR — American Depositary Receipt

CVA — Certification Van Aandelen (Dutch Cert.)

Euronext Amsterdam — Euronext Stock Exchange, Amsterdam

Euronext Paris — Euronext Stock Exchange, Paris

NASDAQ — National Association of Securities Dealers Automated Quotations

SDR — Swedish Depositary Receipt

FRS — Floating Rate Security

VRS — Variable Rate Security

The rates shown on FRS and VRS are the current interest rates at January 31, 2019 and unless noted otherwise, the dates shown are the original maturity dates.

Index Legend

1 ML — 1 Month USD LIBOR

3 ML — 3 Month USD LIBOR

420

SunAmerica Series Trust SA T. Rowe Price Asset Allocation Growth Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Futures Contracts

Number of Contracts	Type	Description	Expiration Month	Notional Basis*	Notional Value*	Unrealized Appreciation (Depreciation)

1	Short	U.S. Treasury 10 Year Notes	March 2019	$121,827	$122,469	$(642)

1	Short	U.S. Treasury 2 Year Notes	March 2019	212,350	212,328	22

1	Long	U.S. Treasury 5 Year Notes	March 2019	114,403	114,859	456

1	Long	U.S. Treasury Long Bonds	March 2019	139,174	146,688	7,514

1	Long	U.S. Treasury Ultra 10 Year Notes	March 2019	130,799	130,688	(111)

						$7,239

*	Notional basis refers to the contractual amount agreed upon at inception of the open contract; notional value represents the current value of the open contract.

The following is a summary of the inputs used to value the Portfolio’s net assets as of January 31, 2019 (see Note 2):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs		Level 3 - Significant Unobservable Inputs	Total
ASSETS:
Investments at Value:*
Common Stocks:
Diversified Financial Services	$—	$—		$9,582	$9,582
Other Industries	76,054,079	18,948,118	**	—	95,002,197
Convertible Preferred Securities:
Electric-Distribution	23,477	16,832		—	40,309
Other Industries	112,947	—		—	112,947
Asset Backed Securities	—	635,699		—	635,699
U.S. Corporate Bonds & Notes	—	7,202,160		—	7,202,160
Foreign Corporate Bonds & Notes	—	987,025		—	987,025
U.S. Government Agencies	—	408,394		—	408,394
U.S. Government Treasuries	—	13,725,243		—	13,725,243
Municipal Bonds & Notes	—	436,340		—	436,340
Foreign Government Obligations	—	172,541		—	172,541
Registered Investment Companies	62,961	—		—	62,961
Short-Term Investment Securities	1,049,933	—		—	1,049,933

Total Investments at Value	$77,303,397	$42,532,352		$9,582	$119,845,331

Other Financial Instruments:+
Futures Contracts	$7,992	$—		$—	$7,992

LIABILITIES:
Other Financial Instruments:+
Futures Contracts	$753	$—		$—	$753

*	For a detailed presentation of investments, please refer to the Portfolio of Investments.
**	Represents foreign equity securities that have been fair valued in accordance with pricing procedures approved by the Board (see Note 2).
+	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forward, swap and written option contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

At the end of the reporting period, Level 3 investments in securities were not considered a material portion of the Portfolio. There were no Level 3 transfers during the reporting period.

See Notes to Financial Statements

421

SunAmerica Series Trust SA T. Rowe Price VCP Balanced Portfolio

PORTFOLIO PROFILE — January 31, 2019 — (unaudited)

Industry Allocation*

Registered Investment Companies	10.9%
Federal National Mtg. Assoc.	5.3
Medical-Drugs	3.8
United States Treasury Notes	3.3
Banks-Commercial	3.2
Diversified Banking Institutions	3.1
Applications Software	2.8
E-Commerce/Products	2.7
United States Treasury Bonds	2.5
Government National Mtg. Assoc.	2.4
Diversified Financial Services	2.2
Aerospace/Defense	1.9
Electric-Integrated	1.9
Medical Products	1.8
Real Estate Investment Trusts	1.7
Internet Content-Entertainment	1.6
Oil Companies-Integrated	1.6
Telephone-Integrated	1.5
Medical-HMO	1.5
Web Portals/ISP	1.4
Finance-Credit Card	1.4
Insurance-Multi-line	1.3
Electronic Components-Semiconductors	1.3
Banks-Super Regional	1.3
Insurance-Life/Health	1.1
Food-Misc./Diversified	1.1
Auto-Cars/Light Trucks	1.0
Oil Companies-Exploration & Production	1.0
Pharmacy Services	1.0
Medical Instruments	0.9
Cosmetics & Toiletries	0.8
Diagnostic Equipment	0.8
Chemicals-Diversified	0.8
Medical-Biomedical/Gene	0.8
Commercial Services-Finance	0.7
Diversified Manufacturing Operations	0.7
Finance-Investment Banker/Broker	0.7
Retail-Restaurants	0.6
Semiconductor Components-Integrated Circuits	0.6
Insurance Brokers	0.6
E-Commerce/Services	0.6
Cable/Satellite TV	0.6
Networking Products	0.6
Auto/Truck Parts & Equipment-Original	0.6
Computers	0.6
Electric-Distribution	0.5
Municipal Bonds & Notes	0.5
Retail-Discount	0.5
Internet Application Software	0.5
Airlines	0.5
Electronic Measurement Instruments	0.4
Pipelines	0.4
Insurance-Property/Casualty	0.4
Gas-Distribution	0.4
Regional Authority	0.4
Transport-Rail	0.4
Medical-Hospitals	0.4
Apparel Manufacturers	0.4
Food-Meat Products	0.4
Finance-Other Services	0.4
Cellular Telecom	0.4

Tobacco	0.3%
Retail-Apparel/Shoe	0.3
Semiconductor Equipment	0.3
Electric-Generation	0.3
Machinery-Electrical	0.3
Import/Export	0.3
Machinery-General Industrial	0.3
Diversified Minerals	0.3
Instruments-Controls	0.3
Electronic Components-Misc.	0.3
Industrial Gases	0.3
Computer Services	0.3
Beverages-Non-alcoholic	0.3
Paper & Related Products	0.3
Federal Home Loan Mtg. Corp.	0.3
Containers-Metal/Glass	0.3
Finance-Leasing Companies	0.3
Data Processing/Management	0.2
Food-Retail	0.2
Retail-Building Products	0.2
Enterprise Software/Service	0.2
Metal-Diversified	0.2
Hotels/Motels	0.2
Commercial Services	0.2
Chemicals-Specialty	0.2
Insurance-Reinsurance	0.2
Investment Management/Advisor Services	0.2
Retail-Auto Parts	0.2
Industrial Automated/Robotic	0.2
Gold Mining	0.2
Beverages-Wine/Spirits	0.2
Oil Refining & Marketing	0.2
Audio/Video Products	0.2
Auto-Heavy Duty Trucks	0.2
Metal-Copper	0.2
Multimedia	0.2
Containers-Paper/Plastic	0.2
Computer Aided Design	0.2
Oil-Field Services	0.2
Satellite Telecom	0.2
Steel-Producers	0.2
Agricultural Chemicals	0.2
Advertising Agencies	0.1
Diversified Operations	0.1
Building-Residential/Commercial	0.1
Dialysis Centers	0.1
Aerospace/Defense-Equipment	0.1
Real Estate Operations & Development	0.1
Non-Hazardous Waste Disposal	0.1
Casino Hotels	0.1
Software Tools	0.1
Cruise Lines	0.1
Telecom Services	0.1
Consumer Products-Misc.	0.1
Options Purchased	0.1
Entertainment Software	0.1
Insurance-Mutual	0.1
Sovereign	0.1
Food-Catering	0.1
Banks-Special Purpose	0.1
Transport-Services	0.1

422

SunAmerica Series Trust SA T. Rowe Price VCP Balanced Portfolio

PORTFOLIO PROFILE — January 31, 2019 — (unaudited) — (continued)

Industry Allocation* (continued)

Brewery	0.1%
Medical Labs & Testing Services	0.1
Human Resources	0.1
Computer Software	0.1
Athletic Footwear	0.1
Rental Auto/Equipment	0.1
Transport-Equipment & Leasing	0.1
Coatings/Paint	0.1
Non-Ferrous Metals	0.1
Miscellaneous Manufacturing	0.1
Wire & Cable Products	0.1
Electric Products-Misc.	0.1
Internet Security	0.1
Coal	0.1
Investment Companies	0.1
Machinery-Construction & Mining	0.1
Photo Equipment & Supplies	0.1
Advertising Sales	0.1
Wireless Equipment	0.1
Electric-Transmission	0.1
Retail-Mail Order	0.1
Toys	0.1
Distribution/Wholesale	0.1

99.8%

Country Allocation*

United States	73.0%
Japan	4.2
United Kingdom	3.4
Canada	2.2
France	2.2
Switzerland	1.9
Cayman Islands	2.0
Germany	1.7
Netherlands	1.7
Australia	1.3
Ireland	1.1
Sweden	0.4
Singapore	0.5
Norway	0.4
Denmark	0.5
South Korea	0.3
Italy	0.3
Taiwan	0.3
Jersey	0.2
Luxembourg	0.4
Mexico	0.3
Finland	0.2
Hong Kong	0.2
China	0.1
SupraNational	0.1
Spain	0.2
Belgium	0.1
Liberia	0.1
India	0.1
British Virgin Islands	0.1
Brazil	0.1
New Zealand	0.1
Curacao	0.1

99.8%

*	Calculated as a percentage of net assets

423

SunAmerica Series Trust SA T. Rowe Price VCP Balanced Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019

Security Description	Shares	Value (Note 2)
COMMON STOCKS — 59.1%
Advertising Agencies — 0.1%
WPP PLC	137,488	$1,570,032

Advertising Sales — 0.1%
Stroeer SE & Co. KGaA	14,872	832,302

Aerospace/Defense — 1.7%
Boeing Co.	40,912	15,776,485
Meggitt PLC	268,766	1,820,149
Northrop Grumman Corp.	19,198	5,290,009

		22,886,643

Aerospace/Defense-Equipment — 0.1%
Harris Corp.	10,698	1,638,720
L3 Technologies, Inc.	1,641	323,080

		1,961,800

Agricultural Biotech — 0.0%
Calyxt, Inc.†	257	3,410

Agricultural Chemicals — 0.0%
CF Industries Holdings, Inc.	3,085	134,660
Incitec Pivot, Ltd.	8,492	20,470
Yara International ASA	831	34,357

		189,487

Agricultural Operations — 0.0%
Bunge, Ltd.	2,857	157,335

Airlines — 0.3%
Alaska Air Group, Inc.	14,166	905,916
American Airlines Group, Inc.	4,066	145,441
Delta Air Lines, Inc.	25,931	1,281,769
United Continental Holdings, Inc.†	18,980	1,656,384

		3,989,510

Apparel Manufacturers — 0.4%
Burberry Group PLC	68,242	1,615,014
Kering SA	3,118	1,567,168
Moncler SpA	39,030	1,470,052
Samsonite International SA*	263,100	773,651

		5,425,885

Applications Software — 2.7%
Intuit, Inc.	17,391	3,753,326
Microsoft Corp.	230,602	24,081,767
Red Hat, Inc.†	3,708	659,431
salesforce.com, Inc.†	31,573	4,798,149
ServiceNow, Inc.†	16,377	3,603,267

		36,895,940

Athletic Footwear — 0.1%
NIKE, Inc., Class B	15,663	1,282,486

Audio/Video Products — 0.2%
Panasonic Corp.	149,700	1,461,911
Sony Corp.	20,500	1,031,094

		2,493,005

Auto-Cars/Light Trucks — 0.6%
Bayerische Motoren Werke AG	13,866	1,165,873
Ferrari NV	1,627	205,490
Honda Motor Co., Ltd.	27,900	832,672
Suzuki Motor Corp.	29,400	1,532,129
Tesla, Inc.†	4,838	1,485,363
Toyota Motor Corp.	53,200	3,269,095

		8,490,622

Security Description	Shares	Value (Note 2)
Auto-Heavy Duty Trucks — 0.1%
PACCAR, Inc.	19,387	$1,270,236

Auto/Truck Parts & Equipment-Original — 0.6%
Aisin Seiki Co., Ltd.	18,200	717,207
Aptiv PLC	21,971	1,738,565
Autoliv, Inc. SDR	14,175	1,132,110
Garrett Motion, Inc.†	807	12,888
Magna International, Inc.	55,547	2,938,992
Stanley Electric Co., Ltd.	33,800	980,381
Veoneer, Inc. SDR†	16,746	500,471

		8,020,614

Banks-Commercial — 1.8%
ABN AMRO Group NV CVA*	83,864	2,090,203
Australia & New Zealand Banking Group, Ltd.	108,549	1,979,392
Commerzbank AG†	48,670	348,727
Danske Bank A/S	56,341	1,042,478
DBS Group Holdings, Ltd.	114,500	2,037,653
DNB ASA	146,487	2,599,249
Erste Group Bank AG	15,573	542,401
First Republic Bank	13,333	1,288,368
ING Groep NV	204,375	2,420,320
Intesa Sanpaolo SpA	501,800	1,146,669
National Bank of Canada	40,500	1,904,867
Nordea Bank Abp	160,567	1,458,680
Standard Chartered PLC	153,403	1,236,983
Sumitomo Mitsui Trust Holdings, Inc.	35,600	1,349,383
Svenska Handelsbanken AB, Class A	183,317	1,990,781
United Overseas Bank, Ltd.	61,600	1,154,475

		24,590,629

Banks-Fiduciary — 0.0%
State Street Corp.	5,558	394,062

Banks-Super Regional — 1.0%
Fifth Third Bancorp	97,823	2,623,613
KeyCorp	17,006	280,089
PNC Financial Services Group, Inc.	24,120	2,958,800
US Bancorp	4,030	206,175
Wells Fargo & Co.	150,207	7,346,624

		13,415,301

Beverages-Non-alcoholic — 0.2%
Coca-Cola Co.	20,096	967,220
Keurig Dr Pepper, Inc.	9,116	248,138
PepsiCo, Inc.	14,254	1,605,998

		2,821,356

Beverages-Wine/Spirits — 0.2%
Constellation Brands, Inc., Class A	1,272	220,896
Diageo PLC	60,136	2,293,065

		2,513,961

Brewery — 0.1%
Kirin Holdings Co., Ltd.	38,200	909,166

Building & Construction Products-Misc. — 0.0%
Fortune Brands Home & Security, Inc.	6,172	279,592

Building-Residential/Commercial — 0.1%
NVR, Inc.†	162	430,920

424

SunAmerica Series Trust SA T. Rowe Price VCP Balanced Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Shares	Value (Note 2)
COMMON STOCKS (continued)
Building-Residential/Commercial (continued)
Persimmon PLC	50,504	$1,574,868

		2,005,788

Cable/Satellite TV — 0.3%
Altice USA, Inc., Class A	5,945	116,760
Charter Communications, Inc., Class A†	1,485	491,609
Comcast Corp., Class A	85,839	3,139,132
Liberty Broadband Corp., Class C†	8,042	683,731

		4,431,232

Casino Hotels — 0.1%
Las Vegas Sands Corp.	22,101	1,289,814
MGM Resorts International	12,310	362,407
Wynn Resorts, Ltd.	1,037	127,561

		1,779,782

Cellular Telecom — 0.2%
Telstra Corp., Ltd.	134,238	303,862
Vodafone Group PLC ADR	120,750	2,202,480

		2,506,342

Chemicals-Diversified — 0.8%
Asahi Kasei Corp.	154,800	1,695,031
BASF SE	25,968	1,897,215
Covestro AG*	18,144	1,000,679
Croda International PLC	724	45,840
DowDuPont, Inc.	63,490	3,416,397
Johnson Matthey PLC	40,328	1,609,697
Koninklijke DSM NV	429	40,191
Orion Engineered Carbons SA	615	16,968
PPG Industries, Inc.	5,026	529,941
Quaker Chemical Corp.	131	26,784
Symrise AG	357	29,670
Tosoh Corp.	20,400	289,131

		10,597,544

Chemicals-Specialty — 0.1%
SGL Carbon AG†	909	7,462
Umicore SA	32,724	1,380,784
Valvoline, Inc.	3,483	77,009
Victrex PLC	671	20,121

		1,485,376

Coatings/Paint — 0.1%
Akzo Nobel NV	446	38,569
RPM International, Inc.	4,813	275,111
Sherwin-Williams Co.	1,862	784,870

		1,098,550

Commercial Services — 0.1%
Cintas Corp.	1,025	192,198
CoStar Group, Inc.†	356	139,103
Nielsen Holdings PLC	53,939	1,385,153
TechnoPro Holdings, Inc.	6,900	361,892

		2,078,346

Commercial Services-Finance — 0.7%
Automatic Data Processing, Inc.	1,447	202,349
Equifax, Inc.	2,295	245,611
FleetCor Technologies, Inc.†	1,494	301,504
Global Payments, Inc.	19,330	2,170,372
IHS Markit, Ltd.†	1,510	78,399

Security Description	Shares	Value (Note 2)
Commercial Services-Finance (continued)
PayPal Holdings, Inc.†	43,841	$3,891,327
S&P Global, Inc.	5,755	1,102,946
TransUnion	1,648	100,231
Worldpay, Inc., Class A†	17,243	1,439,446

		9,532,185

Computer Aided Design — 0.2%
Synopsys, Inc.†	23,689	2,211,368

Computer Services — 0.2%
Accenture PLC, Class A	7,883	1,210,435
Infosys, Ltd. ADR	108,600	1,172,880

		2,383,315

Computer Software — 0.1%
Splunk, Inc.†	10,315	1,287,725

Computers — 0.5%
Apple, Inc.	40,410	6,725,840
Hewlett Packard Enterprise Co.	4,494	70,062

		6,795,902

Consulting Services — 0.0%
Gartner, Inc.†	2,727	370,572

Consumer Products-Misc. — 0.1%
Kimberly-Clark Corp.	14,347	1,597,969

Containers-Metal/Glass — 0.2%
Ball Corp.	42,265	2,209,614
Vidrala SA	269	24,670

		2,234,284

Containers-Paper/Plastic — 0.1%
Amcor, Ltd.	116,509	1,157,755
Orora, Ltd.	9,815	22,564
Sealed Air Corp.	6,520	257,540

		1,437,859

Cosmetics & Toiletries — 0.8%
L’Oreal SA	9,863	2,376,146
Pola Orbis Holdings, Inc.	21,600	643,848
Procter & Gamble Co.	31,602	3,048,645
Unilever PLC	100,710	5,276,162

		11,344,801

Cruise Lines — 0.1%
Norwegian Cruise Line Holdings, Ltd.†	5,145	264,607
Royal Caribbean Cruises, Ltd.	11,272	1,353,204

		1,617,811

Data Processing/Management — 0.2%
Fidelity National Information Services, Inc.	15,782	1,649,692
Fiserv, Inc.†	19,444	1,612,491

		3,262,183

Dental Supplies & Equipment — 0.0%
Align Technology, Inc.†	833	207,375

Diagnostic Equipment — 0.7%
Danaher Corp.	39,115	4,338,636
Thermo Fisher Scientific, Inc.	23,711	5,825,081

		10,163,717

425

SunAmerica Series Trust SA T. Rowe Price VCP Balanced Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Shares	Value (Note 2)
COMMON STOCKS (continued)
Dialysis Centers — 0.1%
Fresenius SE & Co. KGaA	38,502	$1,994,654

Diamonds/Precious Stones — 0.0%
Lucara Diamond Corp.	12,560	15,964
Petra Diamonds, Ltd.†	53,428	23,107

		39,071

Diversified Banking Institutions — 1.7%
Bank of America Corp.	95,710	2,724,864
Barclays PLC ADR	33,600	280,896
BNP Paribas SA	51,815	2,435,066
Citigroup, Inc.	33,356	2,150,128
Goldman Sachs Group, Inc.	235	46,532
JPMorgan Chase & Co.	61,669	6,382,741
Lloyds Banking Group PLC	2,518,348	1,916,778
Macquarie Group, Ltd.	21,579	1,831,793
Mitsubishi UFJ Financial Group, Inc.	415,500	2,235,785
Morgan Stanley	89,115	3,769,564

		23,774,147

Diversified Financial Services — 0.0%
ANT International Co., Ltd., Class C†(1)(2)(15)	57,396	321,992

Diversified Manufacturing Operations — 0.7%
ALS, Ltd.	4,923	26,012
General Electric Co.	390,313	3,965,580
Illinois Tool Works, Inc.	6,388	877,136
Siemens AG	37,136	4,071,536
Textron, Inc.	7,774	413,810
Wartsila Oyj Abp	1,866	30,371

		9,384,445

Diversified Minerals — 0.3%
Anglo American PLC	8,757	223,474
BHP Group PLC	72,661	1,612,724
BHP Group, Ltd.	42,432	1,080,617
Lundin Mining Corp.	11,235	51,303
NMDC, Ltd.	19,020	25,970
Sumitomo Metal Mining Co., Ltd.	31,400	904,603
Teck Resources, Ltd., Class B	6,130	149,327
Western Areas, Ltd.	13,466	23,077

		4,071,095

Diversified Operations — 0.1%
CK Hutchison Holdings, Ltd.	200,000	2,032,348

E-Commerce/Products — 2.5%
Alibaba Group Holding, Ltd. ADR†	47,525	8,007,487
Amazon.com, Inc.†	15,296	26,289,694

		34,297,181

E-Commerce/Services — 0.5%
Booking Holdings, Inc.†	3,258	5,971,295
Ctrip.com International, Ltd. ADR†	285	9,491
IAC/InterActiveCorp†	3,323	702,083

		6,682,869

E-Marketing/Info — 0.0%
CyberAgent, Inc.	18,800	608,509

Electric Products-Misc. — 0.1%
Legrand SA	16,303	967,652

Electric-Distribution — 0.3%
Sempra Energy	41,425	4,845,897

Security Description	Shares	Value (Note 2)
Electric-Generation — 0.3%
E.ON SE	61,457	$681,066
Electric Power Development Co., Ltd.	50,600	1,263,257
Engie SA	149,877	2,403,304
Sembcorp Industries, Ltd.	163,600	314,677

		4,662,304

Electric-Integrated — 1.2%
American Electric Power Co., Inc.	616	48,738
CMS Energy Corp.	290	15,121
Duke Energy Corp.	38,560	3,384,797
Entergy Corp.	28,128	2,508,736
Evergy, Inc.	21,766	1,247,627
Eversource Energy	3,044	211,284
NextEra Energy, Inc.	29,287	5,241,787
PG&E Corp.†	5,346	69,498
Southern Co.	66,256	3,220,042
SSE PLC	26,686	409,825
Xcel Energy, Inc.	400	20,944

		16,378,399

Electronic Components-Misc. — 0.3%
Corning, Inc.	41,777	1,389,503
Murata Manufacturing Co., Ltd.	7,500	1,062,645
Omron Corp.	24,200	989,365
Sensata Technologies Holding PLC†	3,690	175,275

		3,616,788

Electronic Components-Semiconductors — 1.2%
Broadcom, Inc.	16,885	4,529,401
Hamamatsu Photonics KK	19,700	704,008
Intel Corp.	6,096	287,244
Microchip Technology, Inc.	7,616	612,098
Micron Technology, Inc.†	30,234	1,155,544
NVIDIA Corp.	11,167	1,605,256
Samsung Electronics Co., Ltd.	80,240	3,352,664
Texas Instruments, Inc.	36,496	3,674,417
Xilinx, Inc.	7,492	838,654

		16,759,286

Electronic Connectors — 0.0%
Amphenol Corp., Class A	7,653	672,852

Electronic Measurement Instruments — 0.4%
Agilent Technologies, Inc.	20,462	1,556,135
Fortive Corp.	34,195	2,564,283
Keysight Technologies, Inc.†	23,600	1,746,872

		5,867,290

Electronic Security Devices — 0.0%
Resideo Technologies, Inc.†	1,326	29,079

Engineering/R&D Services — 0.0%
Jacobs Engineering Group, Inc.	387	25,078

Enterprise Software/Service — 0.2%
Black Knight, Inc.†	5,251	258,297
Oracle Corp.	10,505	527,666
Workday, Inc., Class A†	13,213	2,398,556

		3,184,519

Entertainment Software — 0.1%
Activision Blizzard, Inc.	11,208	529,466
Electronic Arts, Inc.†	10,083	930,056
Take-Two Interactive Software, Inc.†	774	81,696

		1,541,218

426

SunAmerica Series Trust SA T. Rowe Price VCP Balanced Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Shares	Value (Note 2)
COMMON STOCKS (continued)
Finance-Auto Loans — 0.0%
Ally Financial, Inc.	7,233	$188,492

Finance-Consumer Loans — 0.0%
Synchrony Financial	11,313	339,843

Finance-Credit Card — 1.2%
Capital One Financial Corp.	3,819	307,773
Mastercard, Inc., Class A	35,942	7,588,434
Visa, Inc., Class A	65,277	8,813,048

		16,709,255

Finance-Investment Banker/Broker — 0.7%
Charles Schwab Corp.	108,897	5,093,112
Close Brothers Group PLC	16,681	325,203
TD Ameritrade Holding Corp.	65,165	3,645,982

		9,064,297

Finance-Leasing Companies — 0.1%
Mitsubishi UFJ Lease & Finance Co., Ltd.	157,000	802,386

Finance-Other Services — 0.3%
Cboe Global Markets, Inc.	3,531	329,336
CME Group, Inc.	1,300	236,964
Intercontinental Exchange, Inc.	46,401	3,561,741

		4,128,041

Food-Catering — 0.1%
Compass Group PLC	68,063	1,456,232

Food-Meat Products — 0.4%
Tyson Foods, Inc., Class A	86,685	5,367,535

Food-Misc./Diversified — 0.9%
Cal-Maine Foods, Inc.	589	24,844
Conagra Brands, Inc.	75,757	1,639,381
Kraft Heinz Co.	14,229	683,846
Mondelez International, Inc., Class A	20,106	930,104
Nestle SA	85,840	7,476,701
Wilmar International, Ltd.	457,700	1,134,566

		11,889,442

Food-Retail — 0.2%
Kroger Co.	37,703	1,068,126
Seven & i Holdings Co., Ltd.	45,100	1,963,090

		3,031,216

Garden Products — 0.0%
Toro Co.	400	23,800

Gas-Distribution — 0.3%
Atmos Energy Corp.	1,722	168,119
Beijing Enterprises Holdings, Ltd.	144,000	821,002
National Grid PLC	144,996	1,576,272
NiSource, Inc.	70,581	1,925,450

		4,490,843

Gold Mining — 0.2%
Alamos Gold, Inc., Class A	3,824	17,025
B2Gold Corp.†	26,400	83,583
Barrick Gold Corp.	10,760	144,045
Barrick Gold Corp.	21,754	287,157
Centamin PLC	67,112	103,617
Centerra Gold, Inc.†	2,825	14,319
Cia de Minas Buenaventura SAA ADR	2,600	40,690

Security Description	Shares	Value (Note 2)
Gold Mining (continued)
Detour Gold Corp.†	1,830	$18,329
Dundee Precious Metals, Inc.†	4,900	15,849
Evolution Mining, Ltd.	65,940	193,096
Franco-Nevada Corp.	3,842	298,044
Guyana Goldfields, Inc.†	5,200	6,807
Highland Gold Mining, Ltd.	8,962	19,340
Kirkland Lake Gold, Ltd.	9,616	309,348
New Gold, Inc.†	6,149	7,133
Northern Star Resources, Ltd.	36,043	230,496
Osisko Gold Royalties, Ltd.	2,503	24,498
Regis Resources, Ltd.	21,917	83,132
Royal Gold, Inc.	244	21,318
Saracen Mineral Holdings, Ltd.†	60,456	149,101
SEMAFO, Inc.†	13,269	29,993

		2,096,920

Hazardous Waste Disposal — 0.0%
Stericycle, Inc.†	8,387	369,699

Hotels/Motels — 0.2%
Hilton Worldwide Holdings, Inc.	16,168	1,204,193
Marriott International, Inc., Class A	13,559	1,552,912

		2,757,105

Human Resources — 0.1%
Recruit Holdings Co., Ltd.	48,300	1,292,575

Import/Export — 0.3%
Mitsubishi Corp.	61,100	1,785,192
Sumitomo Corp.	175,700	2,713,766

		4,498,958

Industrial Automated/Robotic — 0.2%
SMC Corp.	3,200	1,050,576
THK Co., Ltd.	62,200	1,475,348

		2,525,924

Industrial Gases — 0.3%
Air Liquide SA	13,127	1,594,642
Air Products & Chemicals, Inc.	11,793	1,938,651
Linde PLC	352	57,380

		3,590,673

Instruments-Controls — 0.3%
Honeywell International, Inc.	26,719	3,837,650

Insurance Brokers — 0.5%
Marsh & McLennan Cos., Inc.	31,178	2,749,588
Willis Towers Watson PLC	23,483	3,822,797

		6,572,385

Insurance-Life/Health — 0.8%
AIA Group, Ltd.	186,200	1,673,313
Aviva PLC	261,540	1,422,096
AXA Equitable Holdings, Inc.	21,311	395,106
Brighthouse Financial, Inc.†	1,247	46,563
Challenger, Ltd.	226,272	1,193,837
Prudential Financial, Inc.	10,634	979,817
Prudential PLC	136,880	2,670,594
Sun Life Financial, Inc.	60,597	2,186,002

		10,567,328

Insurance-Multi-line — 1.2%
AXA SA	113,789	2,640,505
Chubb, Ltd.	27,383	3,643,308
CNA Financial Corp.	1,808	82,915

427

SunAmerica Series Trust SA T. Rowe Price VCP Balanced Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Shares	Value (Note 2)
COMMON STOCKS (continued)
Insurance-Multi-line (continued)
Direct Line Insurance Group PLC	409,075	$1,807,897
Hartford Financial Services Group, Inc.	35,547	1,667,865
Loews Corp.	1,457	69,790
MetLife, Inc.	15,603	712,589
Ping An Insurance Group Co. of China, Ltd.	174,000	1,700,463
Storebrand ASA	209,206	1,603,555
Voya Financial, Inc.	8,273	384,116
Zurich Insurance Group AG	6,592	2,070,607

		16,383,610

Insurance-Property/Casualty — 0.4%
Berkshire Hathaway, Inc., Class B†	9,548	1,962,496
Fidelity National Financial, Inc.	2,740	99,078
Progressive Corp.	9,008	606,148
RSA Insurance Group PLC	120,334	810,240
Tokio Marine Holdings, Inc.	48,000	2,343,359

		5,821,321

Insurance-Reinsurance — 0.2%
Muenchener Rueckversicherungs-Gesellschaft AG	12,047	2,680,811

Internet Application Software — 0.4%
Tencent Holdings, Ltd.	130,600	5,876,061

Internet Content-Entertainment — 1.6%
Facebook, Inc., Class A†	95,921	15,989,071
Netflix, Inc.†	13,501	4,583,590
YY, Inc., ADR†	15,748	1,093,384

		21,666,045

Internet Security — 0.1%
Symantec Corp.	45,762	961,917

Investment Companies — 0.1%
Melrose Industries PLC	421,923	935,489

Investment Management/Advisor Services — 0.2%
Ameriprise Financial, Inc.	12,585	1,593,261
Franklin Resources, Inc.	4,987	147,665
GAM Holding AG	44,950	196,549
Raymond James Financial, Inc.	4,658	374,969

		2,312,444

Machinery-Construction & Mining — 0.0%
Caterpillar, Inc.	1,975	262,991
Sandvik AB	1,422	22,671

		285,662

Machinery-Electrical — 0.3%
ABB, Ltd.	94,534	1,806,412
Mitsubishi Electric Corp.	218,000	2,734,788

		4,541,200

Machinery-Farming — 0.0%
AGCO Corp.	326	20,929

Machinery-General Industrial — 0.2%
Roper Technologies, Inc.	10,586	2,998,591
Wabtec Corp.	2,427	167,851

		3,166,442

Machinery-Pumps — 0.0%
Flowserve Corp.	7,321	322,417

Security Description	Shares	Value (Note 2)
Machinery-Pumps (continued)
Xylem, Inc.	2,244	$159,907

		482,324

Medical Instruments — 0.8%
Boston Scientific Corp.†	31,929	1,218,091
Elekta AB, Series B	87,044	1,163,762
Intuitive Surgical, Inc.†	8,932	4,677,153
Medtronic PLC	38,493	3,402,396

		10,461,402

Medical Labs & Testing Services — 0.0%
Miraca Holdings, Inc.	18,500	457,154

Medical Products — 1.7%
Abbott Laboratories	14,335	1,046,168
Becton Dickinson and Co.	31,163	7,773,922
Cooper Cos., Inc.	1,010	281,548
GN Store Nord A/S	30,521	1,315,717
Hologic, Inc.†	15,266	677,810
Koninklijke Philips NV	101,275	3,986,103
Siemens Healthineers AG†*	24,064	948,186
Stryker Corp.	35,196	6,249,754
Zimmer Biomet Holdings, Inc.	8,601	942,326

		23,221,534

Medical-Biomedical/Gene — 0.7%
Alexion Pharmaceuticals, Inc.†	12,563	1,544,746
Amgen, Inc.	3,472	649,646
Biogen, Inc.†	1,497	499,669
BioMarin Pharmaceutical, Inc.†	1,887	185,247
Celgene Corp.†	10,660	942,984
CSL, Ltd.	5,738	815,274
Gilead Sciences, Inc.	8,621	603,556
Illumina, Inc.†	209	58,476
Incyte Corp.†	1,290	103,961
Regeneron Pharmaceuticals, Inc.†	381	163,552
Vertex Pharmaceuticals, Inc.†	22,295	4,256,338

		9,823,449

Medical-Drugs — 3.5%
AbbVie, Inc.	2,491	200,002
Allergan PLC	3,249	467,791
Astellas Pharma, Inc.	198,300	2,933,275
Bayer AG	46,415	3,516,495
Eli Lilly & Co.	35,371	4,239,568
GlaxoSmithKline PLC ADR	66,005	2,587,396
Johnson & Johnson	21,015	2,796,676
Merck & Co., Inc.	75,664	5,631,672
Novartis AG	62,824	5,482,889
Novo Nordisk A/S, Class B	21,031	986,309
Pfizer, Inc.	243,793	10,349,013
Roche Holding AG	18,784	4,989,462
Sanofi	30,709	2,668,498
Takeda Pharmaceutical Co., Ltd. ADR	39,350	785,819
Zoetis, Inc.	1,610	138,718

		47,773,583

Medical-Generic Drugs — 0.0%
Perrigo Co. PLC	4,209	195,508

Medical-HMO — 1.4%
Anthem, Inc.	17,993	5,451,879
Centene Corp.†	11,609	1,515,787
Humana, Inc.	4,169	1,288,179

428

SunAmerica Series Trust SA T. Rowe Price VCP Balanced Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Shares	Value (Note 2)
COMMON STOCKS (continued)
Medical-HMO (continued)
UnitedHealth Group, Inc.	33,791	$9,130,328
WellCare Health Plans, Inc.†	4,864	1,344,799

		18,730,972

Medical-Hospitals — 0.1%
HCA Healthcare, Inc.	8,016	1,117,671

Metal Processors & Fabrication — 0.0%
Aurubis AG	370	20,214

Metal-Aluminum — 0.0%
Alumina, Ltd.	42,232	74,612
Norsk Hydro ASA	11,727	54,158

		128,770

Metal-Copper — 0.1%
Antofagasta PLC	109,980	1,257,285
First Quantum Minerals, Ltd.	5,138	59,476
Freeport-McMoRan, Inc.	7,500	87,300
OZ Minerals, Ltd.	6,004	42,695
Southern Copper Corp.	3,836	128,966

		1,575,722

Metal-Diversified — 0.2%
Boliden AB	6,488	162,607
Glencore PLC	73,244	297,734
Hindustan Zinc, Ltd.	7,669	28,257
Rio Tinto PLC	9,884	546,649
Rio Tinto, Ltd.	11,769	746,278
Sandfire Resources NL	3,512	17,888
South32, Ltd.	410,757	1,057,040

		2,856,453

Metal-Iron — 0.0%
Fortescue Metals Group, Ltd.	20,178	82,885
Labrador Iron Ore Royalty Corp.	1,007	23,252
Vale SA	11,818	147,433

		253,570

Miscellaneous Manufacturing — 0.1%
Knorr-Bremse AG†	10,424	1,029,972

Multimedia — 0.2%
Twenty-First Century Fox, Inc., Class A	5,315	262,083
Twenty-First Century Fox, Inc., Class B	24,899	1,221,545
Walt Disney Co.	6,889	768,261

		2,251,889

Networking Products — 0.6%
Cisco Systems, Inc.	142,818	6,753,863
Telefonaktiebolaget LM Ericsson, Class B	116,864	1,040,862

		7,794,725

Non-Ferrous Metals — 0.1%
Independence Group NL	338,772	1,082,411

Non-Hazardous Waste Disposal — 0.1%
Republic Services, Inc.	11,153	855,547
Waste Connections, Inc.	8,733	729,729

		1,585,276

Office Supplies & Forms — 0.0%
Avery Dennison Corp.	235	24,546

Security Description	Shares	Value (Note 2)
Oil Companies-Exploration & Production — 0.6%
Cabot Oil & Gas Corp.	27,792	$693,410
Cairn Energy PLC†	9,827	24,079
Centennial Resource Development, Inc., Class A†	2,737	36,046
Concho Resources, Inc.†	10,523	1,261,076
ConocoPhillips	13,568	918,418
Continental Resources, Inc.†	926	42,753
Diamondback Energy, Inc.	2,289	236,042
Encana Corp.	2,777	19,106
EOG Resources, Inc.	24,525	2,432,880
Hess Corp.	6,219	335,826
Jagged Peak Energy, Inc.†	2,049	21,576
Kelt Exploration, Ltd.†	2,350	8,066
Kosmos Energy, Ltd.†	5,750	29,497
Lundin Petroleum AB	1,016	32,463
Magnolia Oil & Gas Corp.†	1,400	16,856
Noble Energy, Inc.	837	18,699
Occidental Petroleum Corp.	33,422	2,231,921
Pioneer Natural Resources Co.	390	55,505
Seven Generations Energy, Ltd., Class A†	3,523	27,349
Tullow Oil PLC†	5,408	14,494
Venture Global LNG, Inc., Series C†(1)(2)(15)	3	15,600
WPX Energy, Inc.†	1,600	19,616

		8,491,278

Oil Companies-Integrated — 1.4%
BP PLC	19,647	133,895
BP PLC ADR	35,192	1,447,095
Chevron Corp.	13,759	1,577,469
Equinor ASA†	61,388	1,400,506
Exxon Mobil Corp.	40,713	2,983,449
Galp Energia SGPS SA	3,045	47,494
Royal Dutch Shell PLC, Class B ADR	45,270	2,842,956
Suncor Energy, Inc.	1,029	33,257
TOTAL SA	79,853	4,381,753
TOTAL SA ADR	73,675	4,032,233

		18,880,107

Oil Field Machinery & Equipment — 0.0%
Dril-Quip, Inc.†	506	18,945

Oil Refining & Marketing — 0.2%
DCC PLC	19,128	1,563,360
Marathon Petroleum Corp.	12,185	807,378
Phillips 66	420	40,072
Valero Energy Corp.	1,020	89,576

		2,500,386

Oil-Field Services — 0.2%
Baker Hughes a GE Co., LLC	1,093	25,762
Halliburton Co.	14,720	461,619
Oil States International, Inc.†	1,022	17,599
Schlumberger, Ltd.	11,501	508,459
WorleyParsons, Ltd.	109,598	1,109,739

		2,123,178

Paper & Related Products — 0.2%
International Paper Co.	24,314	1,153,213
Mondi PLC	961	23,220
Stora Enso Oyj, Class R	102,039	1,366,003

		2,542,436

429

SunAmerica Series Trust SA T. Rowe Price VCP Balanced Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Shares	Value (Note 2)
COMMON STOCKS (continued)
Pharmacy Services — 0.7%
Cigna Corp.	35,750	$7,143,207
CVS Health Corp.	39,710	2,602,991

		9,746,198

Photo Equipment & Supplies — 0.1%
Largan Precision Co., Ltd.	7,000	884,149

Pipelines — 0.3%
Enbridge, Inc.	793	29,040
Koninklijke Vopak NV	846	43,094
Plains GP Holdings LP, Class A	1,365	31,177
TransCanada Corp.	84,333	3,585,839

		3,689,150

Poultry — 0.0%
Sanderson Farms, Inc.	300	36,930

Power Converter/Supply Equipment — 0.0%
Hubbell, Inc.	2,532	276,824

Private Equity — 0.0%
Brookfield Asset Management, Inc., Class A	2,103	90,534
KKR & Co, Inc. Class A	5,870	131,782

		222,316

Real Estate Investment Trusts — 1.3%
Acadia Realty Trust	5,186	148,994
Alexander & Baldwin, Inc.†	2,229	51,356
Alexandria Real Estate Equities, Inc.	1,073	141,325
Allied Properties Real Estate Investment Trust	1,150	41,311
American Campus Communities, Inc.	3,342	153,799
American Tower Corp.	3,193	551,878
AvalonBay Communities, Inc.	3,543	683,516
Boston Properties, Inc.	1,147	151,255
Camden Property Trust	1,929	187,016
Canadian Apartment Properties REIT	1,337	47,621
CapitaLand Commercial Trust	24,800	34,655
CapitaLand Mall Trust	31,600	56,364
Charter Hall Retail REIT	11,094	36,735
Concentradora Fibra Danhos SA de CV	22,910	32,839
Crown Castle International Corp.	9,976	1,167,791
CubeSmart	2,829	87,557
Derwent London PLC	1,695	72,047
Douglas Emmett, Inc.	5,947	224,975
Duke Realty Corp.	900	26,316
EastGroup Properties, Inc.	683	70,663
Equity Residential	11,207	813,180
Essex Property Trust, Inc.	1,043	282,862
Federal Realty Investment Trust	1,182	156,698
First Industrial Realty Trust, Inc.	1,219	39,886
Gecina SA	448	65,847
Goodman Group	6,121	51,931
Great Portland Estates PLC	86,224	828,020
Healthcare Realty Trust, Inc.	3,605	116,405
Highwoods Properties, Inc.	1,118	49,550
Hoshino Resorts REIT, Inc.	6	29,528
Host Hotels & Resorts, Inc.	4,601	83,094
Hudson Pacific Properties, Inc.	2,693	87,442
Inmobiliaria Colonial SA	5,229	53,490

Security Description	Shares	Value (Note 2)
Real Estate Investment Trusts (continued)
JBG SMITH Properties	5,284	$204,227
Kilroy Realty Corp.	1,571	110,693
Kimco Realty Corp.	4,233	72,003
Macerich Co.	4,319	199,365
Mitsui Fudosan Logistics Park, Inc.	19	60,271
National Storage REIT	19,199	25,059
Nippon Accommodations Fund, Inc.	16	85,082
Nippon Prologis REIT, Inc.	19	41,445
Paramount Group, Inc.	2,747	39,777
Pebblebrook Hotel Trust	1,290	41,344
Prologis, Inc.	36,802	2,545,226
PS Business Parks, Inc.	361	52,414
Public Storage	5,801	1,232,828
Rayonier, Inc.	1,578	48,034
Regency Centers Corp.	6,036	392,340
Scentre Group	403,544	1,167,243
Shaftesbury PLC	4,994	57,792
Simon Property Group, Inc.	3,708	675,301
SL Green Realty Corp.	5,888	544,228
Sunstone Hotel Investors, Inc.	7,883	112,727
Terreno Realty Corp.	3,199	129,048
Unibail-Rodamco-Westfield (Euronext Amsterdam)	6,481	1,168,868
Unibail-Rodamco-Westfield† (Euronext Paris)(15)	68	12,227
UNITE Group PLC	5,125	61,225
Urban Edge Properties	5,787	118,170
Ventas, Inc.	11,347	731,768
Vornado Realty Trust	6,652	465,041
Weyerhaeuser Co.	44,459	1,166,604

		18,186,296

Real Estate Management/Services — 0.0%
Hufvudstaden AB, Class A	3,998	66,487
Mitsubishi Estate Co., Ltd.	5,400	95,496
PSP Swiss Property AG	874	89,853

		251,836

Real Estate Operations & Development — 0.1%
ADO Properties SA*	755	45,258
Hang Lung Properties, Ltd.	25,000	54,516
Hongkong Land Holdings, Ltd.	12,400	89,042
Hysan Development Co., Ltd.	12,000	62,718
Iguatemi Empresa de Shopping Centers SA	2,320	28,338
Kojamo Oyj†	3,759	38,734
Mitsui Fudosan Co., Ltd.	59,200	1,434,754
Shurgard Self Storage SA†	900	28,070
Sun Hung Kai Properties, Ltd.	7,500	126,719

		1,908,149

Rental Auto/Equipment — 0.1%
Element Fleet Management Corp.	219,833	1,184,533

Retail-Apparel/Shoe — 0.3%
Lojas Renner SA	62,208	776,065
Ross Stores, Inc.	32,839	3,025,129
Tapestry, Inc.	6,389	247,318
Zalando SE†*	19,895	607,049

		4,655,561

Retail-Auto Parts — 0.1%
AutoZone, Inc.†	431	365,204
O’Reilly Automotive, Inc.†	1,373	473,218

		838,422

430

SunAmerica Series Trust SA T. Rowe Price VCP Balanced Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Shares	Value (Note 2)
COMMON STOCKS (continued)
Retail-Building Products — 0.2%
Home Depot, Inc.	7,866	$1,443,647
Kingfisher PLC	504,530	1,473,829
Lowe’s Cos., Inc.	4,181	402,045

		3,319,521

Retail-Discount — 0.5%
Costco Wholesale Corp.	3,887	834,267
Dollar General Corp.	19,972	2,305,368
Dollar Tree, Inc.†	18,531	1,794,357
Walmart, Inc.	21,255	2,036,866

		6,970,858

Retail-Major Department Stores — 0.0%
TJX Cos., Inc.	11,734	583,532

Retail-Perfume & Cosmetics — 0.0%
Ulta Beauty, Inc.†	1,638	478,165

Retail-Restaurants — 0.5%
Darden Restaurants, Inc.	1,998	209,650
Domino’s Pizza, Inc.	1,396	396,087
McDonald’s Corp.	23,830	4,260,328
Restaurant Brands International, Inc.	15,636	979,595
Starbucks Corp.	5,891	401,413
Yum! Brands, Inc.	12,380	1,163,472

		7,410,545

Rubber-Tires — 0.0%
Sumitomo Rubber Industries, Ltd.	39,700	550,225

Satellite Telecom — 0.1%
Eutelsat Communications SA	49,841	1,056,484

Semiconductor Components-Integrated Circuits — 0.6%
Marvell Technology Group, Ltd.	5,785	107,196
Maxim Integrated Products, Inc.	18,302	993,249
NXP Semiconductors NV	34,920	3,039,088
QUALCOMM, Inc.	22,325	1,105,534
Renesas Electronics Corp.†	100,400	576,217
Taiwan Semiconductor Manufacturing Co., Ltd.	427,000	3,164,424

		8,985,708

Semiconductor Equipment — 0.3%
Applied Materials, Inc.	8,208	320,769
ASML Holding NV	9,209	1,621,439
ASML Holding NV	1,406	246,092
KLA-Tencor Corp.	4,202	447,807
Lam Research Corp.	3,309	561,140
Tokyo Electron, Ltd.	10,300	1,481,487

		4,678,734

Silver Mining — 0.0%
First Majestic Silver Corp.†	3,092	18,920
Fortuna Silver Mines, Inc.†	14,651	58,985
Silvercorp Metals, Inc.	4,186	9,781

		87,686

Soap & Cleaning Preparation — 0.0%
Henkel AG & Co. KGaA (Preference Shares)	178	17,298

Software Tools — 0.1%
VMware, Inc., Class A	10,928	1,650,893

Security Description	Shares	Value (Note 2)
Steel Pipe & Tube — 0.0%
Tenaris SA	2,389	$29,902
Valmont Industries, Inc.	102	13,158

		43,060

Steel-Producers — 0.1%
Acerinox SA	3,163	34,410
ArcelorMittal	3,824	88,778
BlueScope Steel, Ltd.	3,469	31,516
Nippon Steel & Sumitomo Metal Corp.	4,500	83,166
Nucor Corp.	2,340	143,302
POSCO	586	142,682
Reliance Steel & Aluminum Co.	429	35,127
Salzgitter AG	559	16,843
SSAB AB, Class A	7,113	28,130
Steel Dynamics, Inc.	1,972	72,155
Ternium SA ADR	1,164	35,409
voestalpine AG	605	19,308

		730,826

Steel-Specialty — 0.0%
APERAM SA	606	18,593
Topy Industries, Ltd.	800	17,159

		35,752

Telecommunication Equipment — 0.0%
Juniper Networks, Inc.	8,258	214,213

Telephone-Integrated — 1.3%
AT&T, Inc.	89,104	2,678,466
KT Corp.	30,886	792,880
Nippon Telegraph & Telephone Corp.	96,500	4,141,865
SoftBank Group Corp.	13,100	1,027,936
Telecom Italia SpA	1,236,077	604,601
Telefonica Deutschland Holding AG	420,306	1,472,432
Telefonica SA	139,603	1,198,741
Verizon Communications, Inc.	97,820	5,385,969

		17,302,890

Tobacco — 0.3%
Altria Group, Inc.	19,776	975,945
Philip Morris International, Inc.	48,015	3,683,711

		4,659,656

Transport-Rail — 0.4%
Canadian Pacific Railway, Ltd.	3,296	675,351
Central Japan Railway Co.	7,700	1,661,798
CSX Corp.	11,514	756,470
Kansas City Southern	14,879	1,573,454
Norfolk Southern Corp.	710	119,095
Union Pacific Corp.	2,922	464,803

		5,250,971

Transport-Services — 0.1%
FedEx Corp.	3,077	546,383
United Parcel Service, Inc., Class B	5,319	560,623

		1,107,006

Transport-Truck — 0.0%
JB Hunt Transport Services, Inc.	591	63,261

Water — 0.0%
American Water Works Co., Inc.	6,026	576,507

431

SunAmerica Series Trust SA T. Rowe Price VCP Balanced Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Shares/ Principal Amount	Value (Note 2)
COMMON STOCKS (continued)
Water Treatment Systems — 0.0%
Pentair PLC	585	$24,096

Web Hosting/Design — 0.0%
VeriSign, Inc.†	1,405	237,824

Web Portals/ISP — 1.4%
Alphabet, Inc., Class A†	4,823	5,430,167
Alphabet, Inc., Class C†	10,923	12,194,110
Baidu, Inc. ADR†	4,908	847,268
NAVER Corp.	4,135	506,103
Yahoo Japan Corp.	196,700	531,458

		19,509,106

Wire & Cable Products — 0.1%
Prysmian SpA	45,683	978,899

Wireless Equipment — 0.1%
Motorola Solutions, Inc.	6,020	703,798

Total Common Stocks (cost $747,923,844)		817,363,956

CONVERTIBLE PREFERRED SECURITIES — 0.1%
Chemicals-Specialty — 0.0%
International Flavors & Fragrances, Inc. 6.00%	278	15,043

E-Commerce/Services — 0.0%
Farmers Business Network, Inc.(1)(2)(15)	563	11,846

Electric-Distribution — 0.0%
Sempra Energy Series A 6.00%	2,933	294,268
Sempra Energy Series B 6.75%	1,663	169,642

		463,910

Electric-Integrated — 0.1%
DTE Energy Co. 6.50%	330	17,975
NextEra Energy, Inc. 6.12%	12,635	749,382

		767,357

Electronic Measurement Instruments — 0.0%
Fortive Corp. Series A 5.00%	238	233,928

Medical Products — 0.0%
Becton Dickinson and Co. Series A 6.13%	6,259	384,928

Total Convertible Preferred Securities (cost $1,735,485)		1,877,012

PREFERRED SECURITIES — 0.0%
Pipelines — 0.0%
Crestwood Equity Partners LP 9.25% (cost $218,325)	23,000	207,000

Security Description	Principal Amount	Value (Note 2)
PREFERRED SECURITIES/CAPITAL SECURITIES — 0.0%
Pipelines — 0.0%
Enbridge, Inc. Series 16-A 6.00% due 01/15/2077 (cost $160,000)	$160,000	$152,805

ASSET BACKED SECURITIES — 2.2%
Diversified Financial Services — 2.2%
Allegro CLO, Ltd. FRS Series 2015-1A, Class AR 3.61% (3 ML+0.84%) due 07/25/2027*(3)	1,100,000	1,094,184
Ally Auto Receivables Trust Series 2016-1, Class C 2.29% due 06/15/2021	95,000	94,710
Ally Auto Receivables Trust Series 2015-2, Class D 3.01% due 03/15/2022*	50,000	49,762
American Express Credit Account Master Trust FRS Series 2017-5, Class B 3.09% (1 ML+0.58%) due 02/18/2025	320,000	320,930
AmeriCredit Automobile Receivables Trust Series 2017-1, Class A3 1.87% due 08/18/2021	106,176	105,711
AmeriCredit Automobile Receivables Trust Series 2016-3, Class D 2.71% due 09/08/2022	475,000	470,157
AmeriCredit Automobile Receivables Trust Series 2014-4, Class D 3.07% due 11/09/2020	700,000	699,889
Ascentium Equipment Receivables Trust Series 2016-2A, ClassA3 1.65% due 05/10/2022*	266,075	265,053
Atrium Hotel Portfolio Trust FRS Series 2017-ATRM, Class A 3.44% (1 ML+0.93%) due 12/15/2036*(4)	680,000	674,241
Avis Budget Rental Car Funding AESOP LLC Series 2013-2A, Class A 2.97% due 02/20/2020*	33,333	33,327
Betony CLO 2, Ltd. FRS Series 2018-1A, Class A1 3.83% (3 ML+1.08%) due 04/30/2031*(3)	535,000	528,018
BMW Vehicle Lease Trust Series 2017-2, Class A3 2.07% due 10/20/2020	180,000	178,828
BX Trust FRS Series 2018-GW, Class A 3.31% (1 ML+0.80%) due 05/15/2035*(4)	385,000	380,632
Capital Auto Receivables Asset Trust Series 2016-3, Class A3 1.54% due 08/20/2020	14,739	14,714

432

SunAmerica Series Trust SA T. Rowe Price VCP Balanced Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Principal Amount	Value (Note 2)
ASSET BACKED SECURITIES (continued)
Diversified Financial Services (continued)
Capital Auto Receivables Asset Trust Series 2016-1, Class A4 1.98% due 10/20/2020	$73,612	$73,411
CarMax Auto Owner Trust Series 2016-1, Class A4 1.88% due 06/15/2021	10,000	9,903
CarMax Auto Owner Trust Series 2017-4, Class A3 2.11% due 10/17/2022	130,000	128,444
CCG Receivables Trust Series 2016-1, Class A2 1.69% due 09/14/2022*	17,549	17,498
CD Commercial Mtg. Trust VRS Series 2016-CD2, Class A4 3.53% due 11/10/2049(4)(6)	520,000	523,700
CGGS Commercial Mtg. Trust FRS Series 2018-WSS, Class A 3.41% (1 ML+0.90%) due 02/15/2037*(4)	705,000	694,530
Chase Issuance Trust Series 2016-A2, Class A 1.37% due 06/15/2021	245,000	243,705
CIFC Funding, Ltd. FRS Series 2015-5A, Class A1R 3.63% (3 ML+0.86%) due 10/25/2027*(3)	660,000	656,012
Citigroup Commercial Mtg. Trust Series 2016-GC36, Class A5 3.62% due 02/10/2049(4)	250,000	253,775
Citigroup Commercial Mtg. Trust Series 2015-GC33, Class A4 3.78% due 09/10/2058(4)	50,000	51,187
CNH Equipment Trust Series 2016-C, Class A3 1.44% due 12/15/2021	102,890	101,956
CNH Equipment Trust Series 2016-A, Class A4 1.79% due 09/15/2021	25,000	24,692
CNH Equipment Trust Series 2017-C, Class A3 2.08% due 02/15/2023	260,000	257,041
COLT Mtg. Loan Trust VRS Series 2017-1, Class A1 2.61% due 05/27/2047*(4)(5)(6)	99,013	98,441
COLT Mtg. Loan Trust VRS Series 2018-1, Class A1 2.93% due 02/25/2048*(5)(6)	171,252	169,522
COMM Mtg. Trust Series 2017-PANW, Class A 3.24% due 10/10/2029*(4)	645,000	636,114
COMM Mtg. Trust Series 2015-CR26, Class A4 3.63% due 10/10/2048(4)	345,000	350,209
COMM Mtg. Trust Series 2015-CR24, Class A6 3.70% due 08/10/2048(4)	250,000	254,999
COMM Mtg. Trust Series 2015-PC1, Class A5 3.90% due 07/10/2050(4)	165,000	169,960

Security Description	Principal Amount	Value (Note 2)
Diversified Financial Services (continued)
CSAIL Commercial Mtg. Trust Series 2016-C6, Class A5 3.09% due 01/15/2049(4)	$245,000	$239,847
Deephaven Residential Mtg. Trust VRS Series 2018-1A, Class A1 2.98% due 12/25/2057*(5)(6)	257,756	255,449
Discover Card Execution Note Trust Series 2016-A4, Class A4 1.39% due 03/15/2022	455,000	451,190
Driven Brands Funding LLC Series 2018-1A, Class A2 4.74% due 04/20/2048*	173,688	176,038
Elara HGV Timeshare Issuer Series 2017-A, Class A 2.69% due 03/25/2030*	158,182	155,911
Enterprise Fleet Financing LLC Series 2017-1, Class A2 2.13% due 07/20/2022*	99,350	98,858
Galaxy XXIX CLO, Ltd. FRS Series 2018-29A, Class A 3.41% (3 ML+0.79%) due 11/15/2026*(3)	720,000	715,853
Galton Funding Mtg. Trust VRS Series 2018-1, Class A23 3.50% due 11/25/2057*(5)(6)	291,981	288,197
GM Financial Automobile Leasing Trust Series 2016-3, Class A3 1.61% due 12/20/2019	10,422	10,414
GM Financial Consumer Automobile Receivables Trust Series 2018-2, Class A3 2.81% due 12/16/2022	515,000	514,370
GMF Floorplan Owner Revolving Trust Series 2017-1, Class A1 2.22% due 01/18/2022*	390,000	387,489
GreatAmerica Leasing Receivables Funding LLC Series 2017-1, Class A3 2.06% due 06/22/2020*	131,061	130,558
GreatAmerica Leasing Receivables Funding LLC Series 2018-1, Class A3 2.60% due 06/15/2021*	110,000	109,366
GS Mtg. Securities Trust Series 2015-GC32, Class A4 3.76% due 07/10/2048(4)	25,000	25,697
GS Mtg. Securities Trust VRS Series 2018-GS9, Class A4 3.99% due 03/10/2051(4)(6)	275,000	284,205
Hardee’s Funding LLC Series 2018-1A, Class AI 4.25% due 06/20/2048*	229,425	231,075
Hardee’s Funding LLC Series 2018-1A, Class AII 4.96% due 06/20/2048*	568,575	575,307
Homeward Opportunities Fund Trust VRS Series 2018-1, Class A1 3.77% due 06/25/2048*(5)(6)	390,645	391,302

433

SunAmerica Series Trust SA T. Rowe Price VCP Balanced Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Principal Amount	Value (Note 2)
ASSET BACKED SECURITIES (continued)
Diversified Financial Services (continued)
Huntington Auto Trust Series 2016-1, Class A3 1.59% due 11/16/2020	$118,911	$118,485
Hyundai Auto Receivables Trust Series 2018-A, Class A3 2.79% due 07/15/2022	260,000	260,017
Jimmy Johns Funding LLC Series 2017-1A, Class A2I 3.61% due 07/30/2047*	231,475	231,151
John Deere Owner Trust Series 2016-A, Class A4 1.64% due 01/17/2023	15,000	14,932
JPMCC Commercial Mtg. Securities Trust Series 2017-JP5, Class A5 3.72% due 03/15/2050(4)	910,000	926,340
JPMDB Commercial Mtg. Securities Trust Series 2016-C2, Class A4 3.14% due 06/15/2049(4)	50,000	49,225
Mercedes-Benz Auto Lease Trust Series 2016-B, Class A4 1.52% due 06/15/2022	146,190	146,035
Mill City Mtg. Loan Trust VRS Series 2016-1, Class A1 2.50% due 04/25/2057*(6)	51,446	50,460
Mill City Mtg. Loan Trust VRS Series 2017-2, Class A1 2.75% due 07/25/2059*(6)	193,319	189,588
Mill City Mtg. Loan Trust VRS Series 2018-1, Class A1 3.25% due 05/25/2062*(6)	481,753	473,940
MMAF Equipment Finance LLC Series 2016-AA, Class A4 1.76% due 01/17/2023*	100,000	98,260
MMAF Equipment Finance LLC Series 2017-B, Class A3 2.21% due 10/17/2022*	380,000	374,652
Morgan Stanley Bank of America Merrill Lynch Trust Series 2016-C30, Class A5 2.86% due 09/15/2049(4)	110,000	105,279
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C25, Class A5 3.64% due 10/15/2048(4)	250,000	253,871
Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C17, Class A5 3.74% due 08/15/2047(4)	115,000	117,923
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C27, Class AS 4.07% due 12/15/2047(4)	410,000	422,796
Octagon Investment Partners XXIII, Ltd. FRS Series 2015-1A, Class A1-R 3.64% (3 ML+ 0.85%) due 07/15/2027*(3)	365,000	363,279

Security Description	Principal Amount	Value (Note 2)
Diversified Financial Services (continued)
OZLM, Ltd. FRS Series 2014-8A, Class A1RR 3.63% (3 ML+1.17%) due 10/17/2029*(3)	$595,000	$591,443
OZLM, Ltd. FRS Series 2014-8A, Class A2RR 4.26% (3 ML+1.80%) due 10/17/2029*(3)	395,000	393,377
Planet Fitness Master Issuer LLC Series 2018-1A, Class A2I 4.26% due 09/05/2048*	982,538	988,207
RETL FRS Series 2018-RVP, Class A 3.61% (1 ML+1.10%) due 03/15/2033*(4)	225,264	223,281
Santander Drive Auto Receivables Trust Series 2015-2, Class C 2.44% due 04/15/2021	103,018	102,938
Santander Drive Auto Receivables Trust Series 2018-2, Class A4 3.03% due 09/15/2022	355,000	354,814
Seasoned Credit Risk Transfer Trust VRS Series 2016-1, Class M1 3.00% due 09/25/2055*(5)(6)	75,000	71,555
Sequoia Mtg. Trust VRS Series 2018-CH1, Class A11 3.50% due 02/25/2048*(5)(6)	440,852	442,202
Sequoia Mtg. Trust VRS Series 2018-CH2, Class A3 4.00% due 06/25/2048*(5)(6)	761,037	768,761
Sequoia Mtg. Trust VRS Series 2018-CH4, Class A11 4.00% due 10/25/2048*(5)(6)	1,120,668	1,133,308
SLM Student Loan Trust FRS Series 2010-1, Class A 2.60% (1 ML+0.40%) due 03/25/2025	287,923	280,990
SLM Student Loan Trust FRS Series 2008-9, Class A 4.27% (3 ML+1.50%) due 04/25/2023	67,633	68,172
SLM Student Loan Trust FRS Series 2008-5, Class A4 4.42% (3 ML+1.70%) due 07/25/2023	67,371	68,485
SLM Student Loan Trust FRS Series 2007-7, Class A4 4.47% (3 ML+0.33%) due 01/25/2022	785,532	770,768
Sonic Capital LLC Series 2018-1A, Class A2 4.03% due 02/20/2048*	69,883	68,713
Synchrony Credit Card Master Note Trust Series 2017-2, Class A 2.62% due 10/15/2025	275,000	270,940

434

SunAmerica Series Trust SA T. Rowe Price VCP Balanced Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Principal Amount	Value (Note 2)
ASSET BACKED SECURITIES (continued)
Diversified Financial Services (continued)
Towd Point Mtg. Trust VRS Series 2016-3, Class A1 2.25% due 04/25/2056*(6)	$81,001	$79,220
Towd Point Mtg. Trust VRS Series 2016-1, Class A1B 2.75% due 02/25/2055*(6)	38,123	37,611
Towd Point Mtg. Trust Series 2016-2, Class A1A 2.75% due 08/25/2055*(6)	54,847	53,879
Towd Point Mtg. Trust VRS Series 2017-1, Class A1 2.75% due 10/25/2056*(6)	185,898	181,929
Towd Point Mtg. Trust VRS Series 2017-4, Class A1 2.75% due 06/25/2057*(6)	1,158,776	1,132,412
Towd Point Mtg. Trust VRS Series 2017-3, Class A1 2.75% due 07/25/2057*(6)	364,150	355,348
Towd Point Mtg. Trust VRS Series 2017-6, Class A1 2.75% due 10/25/2057*(6)	655,777	638,104
Towd Point Mtg. Trust VRS Series 2018-1, Class A1 3.00% due 01/25/2058*	195,290	191,707
Verus Securitization Trust VRS Series 2018-INV1, Class A1 3.63% due 03/25/2058*(5)(6)	368,390	367,805
Volvo Financial Equipment LLC Series 2017-1A, Class A3 1.92% due 03/15/2021*	125,992	125,223
Wells Fargo Commercial Mtg. Trust Series 2016-C34, Class A4 3.10% due 06/15/2049(4)	120,000	117,411
Wendys Funding LLC Series 2018-1A, Class A2I 3.57% due 03/15/2048*	247,500	241,322
WF-RBS Commercial Mtg. Trust Series 2014-L14, Class A5 4.05% due 03/15/2047(4)	25,000	25,948
Wheels SPV 2 LLC Series 2016-1A, Class A2 1.59% due 05/20/2025*	21,606	21,561
World Omni Auto Receivables Trust Series 2016-A, Class A3 1.77% due 09/15/2021	46,347	46,088
World Omni Auto Receivables Trust Series 2018-A, Class A2 2.19% due 05/17/2021	274,464	273,634
World Omni Auto Receivables Trust Series 2017-B, Class B 2.37% due 05/15/2024	710,000	696,055
Worldwide Plaza Trust Series 2017-WWP, Class A 3.53% due 11/10/2036*(4)	640,000	635,132

Total Asset Backed Securities (cost $31,030,202)		30,680,957

Security Description	Principal Amount	Value (Note 2)
U.S. CORPORATE BONDS & NOTES — 8.8%
Advertising Agencies — 0.0%
Interpublic Group of Cos., Inc. Senior Notes 4.00% due 03/15/2022	$175,000	$175,649
Omnicom Group, Inc. Senior Notes 3.60% due 04/15/2026	40,000	38,849
Omnicom Group, Inc. Senior Notes 3.65% due 11/01/2024	75,000	73,920

		288,418

Aerospace/Defense — 0.2%
General Dynamics Corp. Company Guar. Notes 2.88% due 05/11/2020	990,000	992,225
Lockheed Martin Corp. Senior Notes 3.55% due 01/15/2026	400,000	405,200
Lockheed Martin Corp. Senior Notes 3.80% due 03/01/2045	350,000	333,097
Lockheed Martin Corp. Senior Notes 4.50% due 05/15/2036	200,000	209,610
Rockwell Collins, Inc. Senior Notes 3.20% due 03/15/2024	665,000	649,092

		2,589,224

Agricultural Chemicals — 0.1%
CVR Partners LP/CVR Nitrogen Finance Corp. Sec. Notes 9.25% due 06/15/2023*	550,000	574,750

Airlines — 0.2%
American Airlines Pass-Through Trust Pass-Through Certs. Series 2016-2, Class A 3.65% due 12/15/2029	116,935	111,346
American Airlines Pass-Through Trust Pass-Through Certs. Series 2014-1, Class A 3.70% due 04/01/2028	124,439	121,654
American Airlines Pass-Through Trust Pass-Through Certs. Series 2017-1B, Class B 4.95% due 08/15/2026	469,463	471,511
American Airlines Pass-Through Trust Pass-Through Certs. Series 2016-1, Class B 5.25% due 07/15/2025	411,632	419,530
Delta Air Lines, Inc. Senior Notes 2.88% due 03/13/2020	780,000	775,579
United Airlines Pass-Through Trust Pass-Through Certs. Series 2016-2, Class A 3.10% due 04/07/2030	369,384	341,680

435

SunAmerica Series Trust SA T. Rowe Price VCP Balanced Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Principal Amount	Value (Note 2)
U.S. CORPORATE BONDS & NOTES (continued)
Airlines (continued)
United Airlines Pass-Through Trust Pass-Through Certs. Series 2016-1, Class A 3.45% due 01/07/2030	$174,962	$167,160

		2,408,460

Applications Software — 0.1%
Microsoft Corp. Senior Notes 1.85% due 02/06/2020	900,000	893,372
Microsoft Corp. Senior Notes 4.20% due 11/03/2035	150,000	160,440

		1,053,812

Auto-Cars/Light Trucks — 0.4%
BMW US Capital LLC Company Guar. Notes 1.45% due 09/13/2019*	250,000	247,623
BMW US Capital LLC Company Guar. Notes 3.25% due 08/14/2020*	850,000	855,600
Daimler Finance North America LLC Company Guar. Notes 2.30% due 02/12/2021*	575,000	564,225
General Motors Co. Senior Notes 4.00% due 04/01/2025(7)(8)	550,000	525,449
General Motors Financial Co., Inc. Company Guar. Notes 3.15% due 01/15/2020	50,000	50,003
Hyundai Capital America Senior Notes 3.45% due 03/12/2021*	890,000	885,290
Toyota Motor Credit Corp. Senior Notes 1.40% due 05/20/2019	330,000	328,753
Toyota Motor Credit Corp. Senior Notes 2.95% due 04/13/2021	750,000	752,334
Volkswagen Group of America Finance LLC Company Guar. Notes 4.00% due 11/12/2021*	805,000	814,719

		5,023,996

Auto-Heavy Duty Trucks — 0.1%
PACCAR Financial Corp. Senior Notes 1.30% due 05/10/2019	160,000	159,422
PACCAR Financial Corp. Senior Notes 1.95% due 02/27/2020	430,000	426,319
PACCAR Financial Corp. Senior Notes 3.10% due 05/10/2021	625,000	628,123

		1,213,864

Banks-Commercial — 0.4%
Branch Banking & Trust Co Senior Notes 1.45% due 05/10/2019	250,000	249,184

Security Description	Principal Amount	Value (Note 2)
Banks-Commercial (continued)
Capital One NA Senior Notes 1.85% due 09/13/2019	$350,000	$347,822
Capital One NA Senior Notes 2.35% due 01/31/2020	600,000	596,190
Citizens Bank NA Senior Bonds 2.25% due 03/02/2020	500,000	495,825
Citizens Bank NA Senior Notes 2.55% due 05/13/2021	250,000	246,502
Citizens Financial Group, Inc. Senior Notes 2.38% due 07/28/2021	40,000	39,106
Citizens Financial Group, Inc. Sub. Notes 4.30% due 12/03/2025	220,000	218,781
Fifth Third Bank Senior Notes 3.35% due 07/26/2021	805,000	810,150
KeyBank NA Senior Notes 1.60% due 08/22/2019	250,000	248,543
KeyBank NA Senior Notes 3.35% due 06/15/2021	770,000	774,861
Manufacturers & Traders Trust Co. Sub. Notes 3.40% due 08/17/2027	250,000	247,521
PNC Bank NA Senior Notes 1.45% due 07/29/2019	250,000	248,498
PNC Bank NA Senior Notes 3.50% due 06/08/2023	380,000	385,030
SunTrust Bank Senior Notes 3.50% due 08/02/2022	840,000	841,730

		5,749,743

Banks-Fiduciary — 0.0%
State Street Corp. Senior Notes 1.95% due 05/19/2021	250,000	244,278

Banks-Super Regional — 0.3%
Citibank NA Senior Notes 2.13% due 10/20/2020	650,000	640,981
Citibank NA Senior Notes 3.40% due 07/23/2021	600,000	606,091
PNC Funding Corp. Senior Notes 3.30% due 03/08/2022	545,000	548,381
Wells Fargo & Co. Senior Notes 2.50% due 03/04/2021	975,000	964,890
Wells Fargo & Co. Senior Notes 3.07% due 01/24/2023	765,000	760,822

436

SunAmerica Series Trust SA T. Rowe Price VCP Balanced Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Principal Amount	Value (Note 2)
U.S. CORPORATE BONDS & NOTES (continued)
Banks-Super Regional (continued)
Wells Fargo Bank NA Senior Notes 3.33% due 07/23/2021	$600,000	$601,969

		4,123,134

Beverages-Non-alcoholic — 0.1%
Dr Pepper Snapple Group, Inc. Company Guar. Notes 2.55% due 09/15/2026	310,000	276,331
Maple Escrow Subsidiary, Inc. Company Guar. Notes 3.55% due 05/25/2021*	390,000	391,683

		668,014

Brewery — 0.0%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. Company Guar. Notes 3.65% due 02/01/2026*	475,000	466,689

Broadcast Services/Program — 0.0%
Univision Communications, Inc. Senior Sec. Notes 5.13% due 02/15/2025*	420,000	382,725

Building Products-Cement — 0.0%
Martin Marietta Materials, Inc. Senior Notes 4.25% due 07/02/2024	11,000	11,136
Vulcan Materials Co. Senior Notes 4.50% due 06/15/2047	130,000	110,614

		121,750

Building-Heavy Construction — 0.0%
New Enterprise Stone & Lime Co., Inc. Senior Notes 10.13% due 04/01/2022*	530,000	530,000

Building-Mobile Home/Manufactured Housing — 0.0%
Williams Scotsman International, Inc. Senior Sec. Notes 6.88% due 08/15/2023*	540,000	528,687

Cable/Satellite TV — 0.2%
Charter Communications Operating LLC/Charter Communications Operating Capital Senior Sec. Notes 4.50% due 02/01/2024	1,225,000	1,247,877
CSC Holdings LLC Senior Notes 7.75% due 07/15/2025*	350,000	366,625
DISH DBS Corp. Company Guar. Notes 7.75% due 07/01/2026	575,000	494,500
Radiate Holdco LLC/Radiate Finance, Inc. Senior Notes 6.63% due 02/15/2025*	750,000	695,625
Time Warner Cable LLC Senior Sec. Notes 6.55% due 05/01/2037	480,000	504,369

		3,308,996

Security Description	Principal Amount	Value (Note 2)
Cellular Telecom — 0.1%
Crown Castle Towers LLC Senior Sec. Notes 3.72% due 07/15/2043*	$195,000	$194,393
Sprint Corp. Company Guar. Notes 7.13% due 06/15/2024	375,000	383,672

		578,065

Chemicals-Specialty — 0.0%
Kraton Polymers LLC/Kraton Polymers Capital Corp. Company Guar. Notes 7.00% due 04/15/2025*	200,000	195,000
PQ Corp. Company Guar. Notes 5.75% due 12/15/2025*	375,000	358,125

		553,125

Coal — 0.1%
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp. Company Guar. Notes 7.50% due 06/15/2025*	510,000	494,700
Warrior Met Coal, Inc. Senior Sec. Notes 8.00% due 11/01/2024*	460,000	464,140

		958,840

Commercial Services — 0.1%
Weight Watchers International, Inc. Company Guar. Notes 8.63% due 12/01/2025*	760,000	748,600

Commercial Services-Finance — 0.0%
Refinitiv US Holdings, Inc. Company Guar. Notes 8.25% due 11/15/2026*	390,000	365,625

Computer Services — 0.1%
Banff Merger Sub, Inc. Senior Notes 9.75% due 09/01/2026*	195,000	185,737
DXC Technology Co. Senior Notes 2.88% due 03/27/2020	345,000	342,918
GCI LLC Senior Notes 6.88% due 04/15/2025	600,000	595,500

		1,124,155

Computers — 0.1%
Apple, Inc. Senior Notes 1.10% due 08/02/2019	250,000	248,061
Apple, Inc. Senior Notes 1.90% due 02/07/2020	400,000	397,578
Apple, Inc. Senior Notes 3.25% due 02/23/2026	265,000	265,022
Hewlett Packard Enterprise Co. Senior Notes 2.10% due 10/04/2019*	350,000	347,767

		1,258,428

437

SunAmerica Series Trust SA T. Rowe Price VCP Balanced Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Principal Amount	Value (Note 2)
U.S. CORPORATE BONDS & NOTES (continued)
Containers-Metal/Glass — 0.0%
BWAY Holding Co. Senior Notes 7.25% due 04/15/2025*	$500,000	$461,250

Containers-Paper/Plastic — 0.1%
Flex Acquisition Co., Inc. Senior Notes 6.88% due 01/15/2025*	430,000	402,050
Packaging Corp. of America Senior Notes 2.45% due 12/15/2020	385,000	379,668

		781,718

Cosmetics & Toiletries — 0.0%
Avon International Operations, Inc. Senior Sec. Notes 7.88% due 08/15/2022*	450,000	454,500

Data Processing/Management — 0.0%
Fidelity National Information Services, Inc. Senior Notes 4.25% due 05/15/2028	555,000	555,583

Diagnostic Equipment — 0.1%
Ortho-Clinical Diagnostics, Inc. Senior Notes 6.63% due 05/15/2022*	570,000	550,050
Thermo Fisher Scientific, Inc. Senior Notes 2.95% due 09/19/2026	300,000	284,120
Thermo Fisher Scientific, Inc. Senior Notes 3.00% due 04/15/2023	70,000	69,007

		903,177

Distribution/Wholesale — 0.1%
CD&R Waterworks Merger Sub LLC Senior Notes 6.13% due 08/15/2025*	600,000	571,500

Diversified Banking Institutions — 0.8%
Bank of America Corp. Senior Notes 2.65% due 04/01/2019	150,000	150,000
Bank of America Corp. FRS Senior Notes 3.47% (3 ML+0.65%) due 06/25/2022	850,000	848,531
Bank of America Corp. Senior Notes 3.50% due 04/19/2026	150,000	148,662
Bank of America Corp. Sub. Notes 4.45% due 03/03/2026	350,000	358,924
Citigroup, Inc. Senior Notes 2.35% due 08/02/2021	250,000	245,536
Citigroup, Inc. Senior Notes 2.90% due 12/08/2021	500,000	496,862
Citigroup, Inc. Senior Notes 3.89% due 01/10/2028	505,000	503,460

Security Description	Principal Amount	Value (Note 2)
Diversified Banking Institutions (continued)
Citigroup, Inc. Sub. Notes 4.60% due 03/09/2026	$175,000	$178,786
Goldman Sachs Group, Inc. Senior Notes 2.00% due 04/25/2019	325,000	324,305
Goldman Sachs Group, Inc. Senior Notes 2.35% due 11/15/2021	500,000	488,840
Goldman Sachs Group, Inc. Senior Notes 3.00% due 04/26/2022	980,000	969,279
Goldman Sachs Group, Inc. Senior Notes 3.75% due 05/22/2025	125,000	124,542
Goldman Sachs Group, Inc. Sub. Notes 4.25% due 10/21/2025	640,000	645,941
JPMorgan Chase & Co. Senior Notes 2.55% due 03/01/2021	140,000	138,959
JPMorgan Chase & Co. Senior Notes 2.78% due 04/25/2023	500,000	492,876
JPMorgan Chase & Co. Senior Notes 3.13% due 01/23/2025	1,140,000	1,118,057
JPMorgan Chase & Co. Senior Notes 3.20% due 06/15/2026	200,000	194,223
JPMorgan Chase & Co. Senior Notes 3.78% due 02/01/2028	445,000	443,229
JPMorgan Chase & Co. Senior Notes 3.88% due 07/24/2038	545,000	519,772
JPMorgan Chase & Co. Sub. Notes 4.25% due 10/01/2027	25,000	25,369
Morgan Stanley Senior Notes 2.38% due 07/23/2019	300,000	299,470
Morgan Stanley Senior Notes 3.13% due 07/27/2026	550,000	527,519
Morgan Stanley Senior Notes 3.97% due 07/22/2038	970,000	923,687
Morgan Stanley Sub. Notes 4.10% due 05/22/2023	795,000	812,048
Morgan Stanley Senior Notes 4.30% due 01/27/2045	25,000	24,604

		11,003,481

Diversified Manufacturing Operations — 0.0%
General Electric Capital Corp. Senior Notes 2.20% due 01/09/2020	150,000	148,619
General Electric Capital Corp. Senior Notes 3.15% due 09/07/2022	100,000	97,597

		246,216

438

SunAmerica Series Trust SA T. Rowe Price VCP Balanced Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Principal Amount	Value (Note 2)
U.S. CORPORATE BONDS & NOTES (continued)
E-Commerce/Products — 0.1%
Amazon.com, Inc. Senior Notes 2.80% due 08/22/2024	$245,000	$243,251
Amazon.com, Inc. Senior Notes 3.30% due 12/05/2021	50,000	50,916
Amazon.com, Inc. Senior Notes 3.88% due 08/22/2037	385,000	386,436
Amazon.com, Inc. Senior Notes 5.20% due 12/03/2025	405,000	456,034

		1,136,637

E-Commerce/Services — 0.1%
Expedia, Inc. Company Guar. Notes 5.00% due 02/15/2026	205,000	209,912
Priceline Group, Inc. Senior Notes 3.60% due 06/01/2026	850,000	835,690
Uber Technologies, Inc. Senior Notes 8.00% due 11/01/2026*	710,000	721,537

		1,767,139

Electric-Distribution — 0.1%
Sempra Energy Senior Notes 2.40% due 02/01/2020	1,005,000	995,448

Electric-Integrated — 0.5%
Alabama Power Co. Senior Notes 3.75% due 03/01/2045	170,000	158,890
Berkshire Hathaway Energy Co. Senior Notes 3.80% due 07/15/2048	780,000	715,710
CMS Energy Corp. Senior Notes 3.00% due 05/15/2026	195,000	184,030
Dominion Energy, Inc. Junior Sub. Notes 2.58% due 07/01/2020	160,000	158,597
Duke Energy Corp. Senior Notes 2.65% due 09/01/2026	45,000	41,957
Duke Energy Corp. Senior Notes 3.75% due 09/01/2046	40,000	35,878
Duke Energy Progress LLC 1st Mtg. Bonds 3.70% due 10/15/2046	225,000	207,513
Eversource Energy Senior Notes 3.30% due 01/15/2028	170,000	164,659
Exelon Corp. Senior Notes 3.40% due 04/15/2026	245,000	236,731
Exelon Generation Co. LLC Senior Notes 2.95% due 01/15/2020	120,000	119,700

Security Description	Principal Amount	Value (Note 2)
Electric-Integrated (continued)
FirstEnergy Corp. Senior Notes 7.38% due 11/15/2031	$410,000	$523,445
FirstEnergy Transmission LLC Senior Notes 4.35% due 01/15/2025*	550,000	559,808
Florida Power & Light Co. 1st Mtg. Bonds 4.13% due 06/01/2048	700,000	709,686
Georgia Power Co. Senior Notes 2.00% due 09/08/2020	900,000	886,853
Ohio Power Co. Senior Notes 5.38% due 10/01/2021	450,000	476,134
Ohio Power Co. Senior Notes 6.60% due 03/01/2033	255,000	321,540
Progress Energy, Inc. Senior Notes 7.05% due 03/15/2019	600,000	602,940
Virginia Electric & Power Co. Senior Notes 4.00% due 01/15/2043	400,000	382,551

		6,486,622

Electric-Transmission — 0.1%
ITC Holdings Corp. Senior Notes 2.70% due 11/15/2022	640,000	619,241

Electronic Components-Semiconductors — 0.1%
Broadcom Corp./Broadcom Cayman Finance, Ltd. Company Guar. Notes 3.00% due 01/15/2022	800,000	783,107
Microchip Technology, Inc. Senior Sec. Notes 3.92% due 06/01/2021*	190,000	188,029

		971,136

Electronic Measurement Instruments — 0.0%
Agilent Technologies, Inc. Senior Notes 3.88% due 07/15/2023	75,000	75,878
Keysight Technologies, Inc. Senior Notes 3.30% due 10/30/2019	450,000	449,557

		525,435

Electronic Parts Distribution — 0.0%
Avnet, Inc. Senior Notes 4.63% due 04/15/2026	255,000	250,916

Finance-Credit Card — 0.2%
American Express Co. Senior Notes 3.70% due 11/05/2021	425,000	431,653
American Express Credit Corp. Senior Notes 2.20% due 03/03/2020	825,000	819,689
Discover Financial Services Senior Notes 3.75% due 03/04/2025	600,000	585,785

439

SunAmerica Series Trust SA T. Rowe Price VCP Balanced Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Principal Amount	Value (Note 2)
U.S. CORPORATE BONDS & NOTES (continued)
Finance-Credit Card (continued)
Discover Financial Services Senior Notes 3.85% due 11/21/2022	$380,000	$380,395
Visa, Inc. Senior Notes 2.15% due 09/15/2022	740,000	723,839
Visa, Inc. Senior Notes 4.15% due 12/14/2035	90,000	95,354

		3,036,715

Finance-Leasing Companies — 0.1%
Air Lease Corp. Senior Notes 2.50% due 03/01/2021	365,000	356,692
Air Lease Corp. Senior Notes 3.63% due 04/01/2027	535,000	490,874

		847,566

Finance-Other Services — 0.1%
Intercontinental Exchange, Inc. Company Guar. Notes 2.75% due 12/01/2020	45,000	44,867
National Rural Utilities Cooperative Finance Corp. Senior Notes 2.90% due 03/15/2021	900,000	898,775

		943,642

Food-Dairy Products — 0.0%
Chobani LLC/Chobani Finance Corp., Inc. Company Guar. Notes 7.50% due 04/15/2025*	210,000	179,550

Food-Misc./Diversified — 0.1%
Kraft Heinz Foods Co. Company Guar. Notes 4.00% due 06/15/2023	600,000	610,829

Food-Retail — 0.0%
Albertsons Cos. LLC/Safeway, Inc./New Albertsons LP/Albertson’s LLC Company Guar. Notes 7.50% due 03/15/2026*	350,000	350,875

Gambling (Non-Hotel) — 0.0%
Caesars Resort Collection LLC/CRC Finco, Inc. Company Guar. Notes 5.25% due 10/15/2025*	375,000	351,094

Gas-Distribution — 0.1%
AmeriGas Partners LP/AmeriGas Finance Corp. Senior Notes 5.50% due 05/20/2025	340,000	333,200
NiSource, Inc. Senior Notes 3.49% due 05/15/2027	620,000	599,376
NiSource, Inc. Senior Notes 3.95% due 03/30/2048	425,000	381,151

		1,313,727

Security Description	Principal Amount	Value (Note 2)
Hotels/Motels — 0.0%
Marriott Ownership Resorts, Inc. Company Guar. Notes 6.50% due 09/15/2026*	$155,000	$156,938

Insurance Brokers — 0.1%
HUB International, Ltd. Senior Notes 7.00% due 05/01/2026*	465,000	451,050
Marsh & McLennan Cos., Inc. Senior Notes 3.30% due 03/14/2023	110,000	108,577
USIS Merger Sub, Inc. Senior Notes 6.88% due 05/01/2025*	350,000	336,000
Willis North America, Inc. Company Guar. Notes 3.60% due 05/15/2024	395,000	387,072
Willis North America, Inc. Company Guar. Notes 4.50% due 09/15/2028	430,000	432,954

		1,715,653

Insurance-Life/Health — 0.3%
Aflac, Inc. Senior Notes 4.00% due 10/15/2046	540,000	500,826
Aflac, Inc. Senior Notes 4.75% due 01/15/2049	435,000	466,061
Lincoln National Corp. Senior Notes 3.80% due 03/01/2028	795,000	781,588
Pricoa Global Funding I Sec. Notes 1.45% due 09/13/2019*	225,000	222,819
Pricoa Global Funding I Sec. Notes 2.45% due 09/21/2022*	700,000	681,210
Principal Financial Group, Inc. Company Guar. Notes 3.40% due 05/15/2025	375,000	368,935
Teachers Insurance & Annuity Association of America Sub. Notes 4.27% due 05/15/2047*	1,000,000	970,673
Unum Group Senior Notes 3.00% due 05/15/2021	55,000	54,316

		4,046,428

Insurance-Multi-line — 0.1%
Acrisure LLC/Acrisure Finance, Inc. Senior Sec. Notes 8.13% due 02/15/2024*	195,000	198,412
Metropolitan Life Global Funding I Sec. Notes 2.05% due 06/12/2020*	240,000	237,106
Metropolitan Life Global Funding I Sec. Notes 3.45% due 10/09/2021*	610,000	613,617
Voya Financial, Inc. Company Guar. Notes 3.13% due 07/15/2024	575,000	548,555

		1,597,690

440

SunAmerica Series Trust SA T. Rowe Price VCP Balanced Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Principal Amount	Value (Note 2)
U.S. CORPORATE BONDS & NOTES (continued)
Insurance-Mutual — 0.1%
Liberty Mutual Group, Inc. Company Guar. Notes 4.25% due 06/15/2023*	$115,000	$116,817
Liberty Mutual Group, Inc. Company Guar. Notes 4.85% due 08/01/2044*(15)	510,000	501,753
MassMutual Global Funding II Sec. Notes 1.95% due 09/22/2020*	630,000	619,347
New York Life Global Funding Sec. Notes 1.50% due 10/24/2019*	305,000	302,160

		1,540,077

Insurance-Property/Casualty — 0.0%
ACE INA Holdings, Inc. Company Guar. Notes 4.35% due 11/03/2045	75,000	79,359
Berkshire Hathaway, Inc. Senior Notes 2.75% due 03/15/2023	200,000	198,667

		278,026

Investment Management/Advisor Services — 0.0%
Ameriprise Financial, Inc. Senior Notes 2.88% due 09/15/2026	285,000	269,779
Raymond James Financial, Inc. Senior Notes 3.63% due 09/15/2026	30,000	28,536

		298,315

Machinery-Construction & Mining — 0.1%
Caterpillar Financial Services Corp. Senior Notes 3.15% due 09/07/2021	630,000	633,366

Machinery-Farming — 0.0%
John Deere Capital Corp. Senior Notes 2.35% due 01/08/2021	525,000	519,610

Machinery-General Industrial — 0.1%
Roper Technologies, Inc. Senior Notes 3.00% due 12/15/2020	120,000	119,658
Roper Technologies, Inc. Senior Notes 3.80% due 12/15/2026	745,000	732,465
Wabtec Corp. Company Guar. Notes 3.45% due 11/15/2026	405,000	359,237

		1,211,360

Machinery-Material Handling — 0.0%
Cloud Crane LLC Sec. Notes 10.13% due 08/01/2024*	355,000	378,075

Medical Instruments — 0.0%
Medtronic, Inc. Company Guar. Notes 4.63% due 03/15/2045	150,000	163,846

Security Description	Principal Amount	Value (Note 2)
Medical Labs & Testing Services — 0.0%
Envision Healthcare Corp. Company Guar. Notes 8.75% due 10/15/2026*	$460,000	$419,463

Medical Products — 0.1%
Abbott Laboratories Senior Notes 3.40% due 11/30/2023	207,000	209,607
Abbott Laboratories Senior Notes 4.75% due 11/30/2036	395,000	424,915
Becton Dickinson and Co. Senior Notes 3.70% due 06/06/2027	635,000	619,302

		1,253,824

Medical-Biomedical/Gene — 0.1%
Baxalta, Inc. Company Guar. Notes 2.88% due 06/23/2020	14,000	13,907
Celgene Corp. Senior Notes 3.55% due 08/15/2022	570,000	573,589
Celgene Corp. Senior Notes 3.88% due 08/15/2025	70,000	70,313
Gilead Sciences, Inc. Senior Notes 1.85% due 09/20/2019	350,000	348,088
Gilead Sciences, Inc. Senior Notes 3.25% due 09/01/2022	50,000	50,365

		1,056,262

Medical-Drugs — 0.1%
AbbVie, Inc. Senior Notes 2.30% due 05/14/2021	65,000	63,837
AbbVie, Inc. Senior Notes 3.20% due 05/14/2026	100,000	94,409
AbbVie, Inc. Senior Notes 3.60% due 05/14/2025	415,000	409,200
AbbVie, Inc. Senior Notes 4.50% due 05/14/2035	50,000	47,219
Bausch Health Cos, Inc. Company Guar. Notes 9.25% due 04/01/2026*	715,000	768,625
Bayer US Finance II LLC Company Guar. Notes 3.50% due 06/25/2021*	335,000	334,079

		1,717,369

Medical-HMO — 0.1%
Anthem, Inc. Senior Notes 2.50% due 11/21/2020	240,000	237,573
Humana, Inc. Senior Notes 2.63% due 10/01/2019	50,000	49,879
MPH Acquisition Holdings LLC Company Guar. Notes 7.13% due 06/01/2024*	595,000	590,835

441

SunAmerica Series Trust SA T. Rowe Price VCP Balanced Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Principal Amount	Value (Note 2)
U.S. CORPORATE BONDS & NOTES (continued)
Medical-HMO (continued)
UnitedHealth Group, Inc. Senior Notes 4.70% due 02/15/2021	$25,000	$25,786
WellPoint, Inc. Senior Notes 3.13% due 05/15/2022	100,000	99,724

		1,003,797

Medical-Hospitals — 0.3%
Baylor Scott & White Holdings Sec. Notes 3.97% due 11/15/2046	100,000	96,104
Centra Health, Inc. Notes 4.70% due 01/01/2048	900,000	893,891
Northwell Healthcare, Inc. Sec. Notes 3.98% due 11/01/2046	500,000	457,975
Providence St Joseph Health Obligated Group Notes 3.93% due 10/01/2048	1,375,000	1,312,347
Stanford Health Care Notes 3.80% due 11/15/2048	420,000	406,117
Tenet Healthcare Corp. Senior Notes 7.00% due 08/01/2025	475,000	459,563
West Virginia United Health System Obligated Group Sec. Notes 4.92% due 06/01/2048	700,000	733,232

		4,359,229

Medical-Outpatient/Home Medical — 0.0%
Hadrian Merger Sub, Inc. Senior Notes 8.50% due 05/01/2026*	400,000	374,000

Metal-Aluminum — 0.0%
Aleris International, Inc. Sec. Notes 10.75% due 07/15/2023*	185,000	191,475

Networking Products — 0.0%
Cisco Systems, Inc. Senior Notes 1.40% due 09/20/2019	500,000	496,280

Non-Hazardous Waste Disposal — 0.0%
Republic Services, Inc. Senior Notes 3.38% due 11/15/2027	270,000	262,745

Oil & Gas Drilling — 0.0%
Nabors Industries, Inc. Company Guar. Notes 5.50% due 01/15/2023	100,000	90,000

Oil Companies-Exploration & Production — 0.3%
Bruin E&P Partners LLC Senior Notes 8.88% due 08/01/2023*	382,000	363,618
California Resources Corp. Sec. Notes 8.00% due 12/15/2022*	108,000	87,143

Security Description	Principal Amount	Value (Note 2)
Oil Companies-Exploration & Production (continued)
Chaparral Energy, Inc. Senior Notes 8.75% due 07/15/2023*	$313,000	$241,010
Chesapeake Energy Corp. Company Guar. Notes 8.00% due 06/15/2027	580,000	555,350
Cimarex Energy Co. Senior Notes 4.38% due 06/01/2024	15,000	15,206
Concho Resources, Inc. Company Guar. Notes 3.75% due 10/01/2027	155,000	150,383
Denbury Resources, Inc. Sec. Notes 9.00% due 05/15/2021*	350,000	346,500
Hess Corp. Senior Notes 4.30% due 04/01/2027	185,000	178,525
Laredo Petroleum, Inc. Company Guar. Notes 5.63% due 01/15/2022	355,000	342,575
Northern Oil and Gas, Inc. Sec. Notes 9.50% due 05/15/2023(9)	350,000	357,875
Oasis Petroleum, Inc. Company Guar. Notes 6.25% due 05/01/2026*	410,000	388,988
Occidental Petroleum Corp. Senior Notes 3.00% due 02/15/2027	425,000	412,980
Occidental Petroleum Corp. Senior Notes 3.40% due 04/15/2026	50,000	50,023

		3,490,176

Paper & Related Products — 0.1%
International Paper Co. Senior Notes 4.80% due 06/15/2044	165,000	156,127
International Paper Co. Senior Notes 5.00% due 09/15/2035	500,000	500,357

		656,484

Pharmacy Services — 0.3%
Cigna Corp. Company Guar. Notes 3.75% due 07/15/2023*	1,080,000	1,094,454
CVS Health Corp. Senior Notes 3.50% due 07/20/2022	600,000	605,826
CVS Health Corp. Senior Notes 5.05% due 03/25/2048	565,000	579,999
Express Scripts Holding Co. Company Guar. Notes 2.60% due 11/30/2020	675,000	667,183
Express Scripts Holding Co. Company Guar. Notes 3.00% due 07/15/2023	500,000	489,316
Express Scripts Holding Co. Company Guar. Notes 3.30% due 02/25/2021	50,000	50,048

		3,486,826

442

SunAmerica Series Trust SA T. Rowe Price VCP Balanced Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Principal Amount	Value (Note 2)
U.S. CORPORATE BONDS & NOTES (continued)
Pipelines — 0.1%
Boardwalk Pipelines LP Company Guar. Notes 4.45% due 07/15/2027	$85,000	$80,083
Magellan Midstream Partners LP Senior Notes 4.25% due 09/15/2046	45,000	41,537
Sabine Pass Liquefaction LLC Senior Sec. Notes 4.20% due 03/15/2028	610,000	598,661
Spectra Energy Partners LP Senior Notes 3.38% due 10/15/2026	185,000	176,504
Targa Resources Partners LP/Targa Resources Partners Finance Corp. Company Guar. Notes 0.01% due 01/15/2029*	335,000	348,594
Targa Resources Partners LP/Targa Resources Partners Finance Corp. Company Guar. Notes 6.50% due 07/15/2027*	45,000	46,406
Western Gas Partners LP Senior Notes 5.45% due 04/01/2044	140,000	126,483
Williams Partners LP Senior Notes 5.10% due 09/15/2045	405,000	407,136

		1,825,404

Radio — 0.0%
CBS Radio, Inc. Company Guar. Notes 7.25% due 11/01/2024*	400,000	377,000

Real Estate Investment Trusts — 0.4%
Alexandria Real Estate Equities, Inc. Company Guar. Notes 3.45% due 04/30/2025	1,035,000	1,011,476
Alexandria Real Estate Equities, Inc. Company Guar. Notes 3.95% due 01/15/2027	45,000	43,991
Alexandria Real Estate Equities, Inc. Company Guar. Notes 3.95% due 01/15/2028	350,000	340,075
Brixmor Operating Partnership LP Senior Notes 3.25% due 09/15/2023	235,000	227,403
Brixmor Operating Partnership LP Senior Notes 3.90% due 03/15/2027	280,000	267,106
Brixmor Operating Partnership LP Senior Notes 4.13% due 06/15/2026	115,000	111,857
Crown Castle International Corp. Senior Notes 3.40% due 02/15/2021	35,000	35,015
Crown Castle International Corp. Senior Notes 3.70% due 06/15/2026	150,000	145,595
Crown Castle International Corp. Senior Notes 4.45% due 02/15/2026	350,000	358,268

Security Description	Principal Amount	Value (Note 2)
Real Estate Investment Trusts (continued)
Crown Castle International Corp. Senior Notes 4.75% due 05/15/2047	$145,000	$137,408
Essex Portfolio LP Company Guar. Notes 3.38% due 04/15/2026	635,000	611,522
Federal Realty Investment Trust Senior Notes 2.75% due 06/01/2023	35,000	33,852
Highwoods Realty LP Senior Notes 3.63% due 01/15/2023	280,000	277,054
Kilroy Realty LP Company Guar. Notes 3.45% due 12/15/2024	350,000	338,456
Kilroy Realty LP Company Guar. Notes 4.38% due 10/01/2025	15,000	15,154
Kimco Realty Corp. Senior Notes 3.30% due 02/01/2025	265,000	256,373
Regency Centers LP Company Guar. Notes 3.60% due 02/01/2027	140,000	134,645
SBA Tower Trust Mtg. Notes Series 2016-1 2.88% due 07/15/2046*	175,000	172,086
SBA Tower Trust Mtg. Notes Series 2014-1C 2.90% due 10/15/2044*	50,000	49,827
Ventas Realty LP Company Guar. Notes 3.25% due 10/15/2026	270,000	253,899
VEREIT Operating Partnership LP Company Guar. Notes 3.95% due 08/15/2027	345,000	327,621

		5,148,683

Retail-Apparel/Shoe — 0.0%
The Men’s Wearhouse, Inc. Company Guar. Notes 7.00% due 07/01/2022	555,000	557,081

Retail-Auto Parts — 0.1%
AutoZone, Inc. Senior Notes 1.63% due 04/21/2019	325,000	324,179
AutoZone, Inc. Senior Notes 3.13% due 04/21/2026	50,000	47,173
AutoZone, Inc. Senior Notes 3.75% due 06/01/2027	1,000,000	984,324
O’Reilly Automotive, Inc. Senior Notes 3.60% due 09/01/2027	430,000	415,851

		1,771,527

Retail-Leisure Products — 0.0%
Party City Holdings, Inc. Company Guar. Notes 6.63% due 08/01/2026*	395,000	384,138

443

SunAmerica Series Trust SA T. Rowe Price VCP Balanced Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Principal Amount	Value (Note 2)
U.S. CORPORATE BONDS & NOTES (continued)
Retail-Mail Order — 0.1%
QVC, Inc. Senior Sec. Notes 3.13% due 04/01/2019	$400,000	$399,498
QVC, Inc. Senior Sec. Notes 4.45% due 02/15/2025	120,000	115,387
QVC, Inc. Senior Sec. Notes 4.85% due 04/01/2024	75,000	74,884

		589,769

Retail-Restaurants — 0.1%
Golden Nugget, Inc. Company Guar. Notes 8.75% due 10/01/2025*	750,000	768,750
IRB Holding Corp. Company Guar. Notes 6.75% due 02/15/2026*	450,000	420,750
PF Chang’s China Bistro, Inc. Company Guar. Notes 10.25% due 06/30/2020*	290,000	290,580

		1,480,080

Schools — 0.0%
George Washington University Notes 3.55% due 09/15/2046	45,000	40,859

Steel-Producers — 0.1%
Carpenter Technology Corp. Senior Notes 5.20% due 07/15/2021	150,000	151,195
Nucor Corp. Senior Notes 3.95% due 05/01/2028	595,000	600,133

		751,328

Telecom Services — 0.0%
GTT Communications, Inc. Company Guar. Notes 7.88% due 12/31/2024*	600,000	528,000

Telephone-Integrated — 0.2%
CB Escrow Corp. Senior Notes 8.00% due 10/15/2025*	575,000	498,813
CenturyLink, Inc. Senior Notes 7.50% due 04/01/2024	465,000	471,975
Frontier Communications Corp. Senior Notes 10.50% due 09/15/2022	240,000	171,900
Verizon Communications, Inc. Senior Notes 4.27% due 01/15/2036	740,000	720,259
Verizon Communications, Inc. Senior Notes 5.15% due 09/15/2023	725,000	787,669

		2,650,616

Security Description	Principal Amount	Value (Note 2)
Television — 0.0%
Gray Television, Inc. Senior Notes 7.00% due 05/15/2027*	$450,000	$465,930

Tobacco — 0.0%
BAT Capital Corp. Company Guar. Notes 2.76% due 08/15/2022	510,000	495,742

Toys — 0.1%
Mattel, Inc. Company Guar. Notes 6.75% due 12/31/2025*	610,000	576,450

Transport-Equipment & Leasing — 0.1%
GATX Corp. Senior Notes 2.60% due 03/30/2020	50,000	49,682
GATX Corp. Senior Notes 3.25% due 09/15/2026	375,000	347,702
GATX Corp. Senior Notes 3.50% due 03/15/2028	605,000	556,453

		953,837

Transport-Rail — 0.0%
Burlington Northern Santa Fe LLC Senior Notes 4.15% due 12/15/2048	260,000	265,197

Veterinary Diagnostics — 0.0%
Elanco Animal Health, Inc. Senior Notes 3.91% due 08/27/2021*	120,000	120,155
NVA Holdings, Inc. Company Guar. Notes 6.88% due 04/01/2026*	400,000	381,880

		502,035

Vitamins & Nutrition Products — 0.0%
HLF Financing SARL LLC/Herbalife International, Inc. Company Guar. Notes 7.25% due 08/15/2026*	385,000	390,294
Mead Johnson Nutrition Co. Company Guar. Notes 4.60% due 06/01/2044	50,000	50,493

		440,787

Total U.S. Corporate Bonds & Notes (cost $123,865,310)		121,429,152

FOREIGN CORPORATE BONDS & NOTES — 3.7%
Advertising Agencies — 0.0%
MDC Partners, Inc. Company Guar. Notes 6.50% due 05/01/2024*	405,000	368,672

Advertising Services — 0.0%
WPP Finance 2010 Company Guar. Notes 3.75% due 09/19/2024	100,000	95,442

Aerospace/Defense — 0.0%
Bombardier, Inc. Senior Notes 8.75% due 12/01/2021*	370,000	392,774

444

SunAmerica Series Trust SA T. Rowe Price VCP Balanced Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Principal Amount	Value (Note 2)
FOREIGN CORPORATE BONDS & NOTES (continued)
Agricultural Chemicals — 0.1%
Nutrien, Ltd. Senior Notes 4.00% due 12/15/2026	$110,000	$106,970
Syngenta Finance NV Company Guar. Notes 3.70% due 04/24/2020*	515,000	513,339

		620,309

Auto-Cars/Light Trucks — 0.0%
Toyota Motor Corp. Senior Notes 3.18% due 07/20/2021	465,000	468,510

Auto/Truck Parts & Equipment-Original — 0.0%
Aptiv PLC Company Guar. Notes 3.15% due 11/19/2020	50,000	49,846

Banks-Commercial — 1.0%
ABN AMRO Bank NV Sub. Notes 4.75% due 07/28/2025*	500,000	508,693
ANZ New Zealand International, Ltd. Company Guar. Notes 2.20% due 07/17/2020*	285,000	281,201
ANZ New Zealand International, Ltd. Company Guar. Notes 2.75% due 01/22/2021*	675,000	668,889
Bank of Montreal Senior Notes 1.50% due 07/18/2019	385,000	382,971
Bank of Montreal Senior Notes 3.10% due 04/13/2021	800,000	803,207
Barclays Bank PLC Senior Notes 2.65% due 01/11/2021	850,000	841,040
BPCE SA Company Guar. Notes 3.00% due 05/22/2022*	250,000	244,086
BPCE SA Sub. Notes 4.50% due 03/15/2025*	300,000	297,697
BPCE SA Sub. Notes 4.88% due 04/01/2026*	400,000	402,674
Commonwealth Bank of Australia Sub. Notes 4.50% due 12/09/2025*	750,000	756,792
Cooperatieve Rabobank UA Senior Notes 3.13% due 04/26/2021	505,000	505,692
Danske Bank A/S Senior Notes 2.20% due 03/02/2020*	570,000	559,533
ING Groep NV Senior Notes 3.15% due 03/29/2022	265,000	263,044
Intesa Sanpaolo SpA Senior Notes 3.13% due 07/14/2022*	415,000	389,976
Intesa Sanpaolo SpA Senior Notes 3.38% due 01/12/2023*	200,000	186,460

Security Description	Principal Amount	Value (Note 2)
Banks-Commercial (continued)
Nordea Bank AB Senior Notes 2.13% due 05/29/2020*	$400,000	$395,462
Royal Bank of Canada Senior Notes 1.50% due 07/29/2019	250,000	248,531
Santander UK Group Holdings PLC Senior Notes 2.88% due 08/05/2021	445,000	435,899
Santander UK PLC Senior Notes 2.35% due 09/10/2019	25,000	24,913
Santander UK PLC Senior Notes 3.75% due 11/15/2021	420,000	424,352
Skandinaviska Enskilda Banken AB Senior Notes 1.50% due 09/13/2019	500,000	495,785
Standard Chartered PLC FRS Senior Notes 3.77% (3 ML+1.13%) due 08/19/2019*	325,000	326,699
Sumitomo Mitsui Trust Bank, Ltd. Senior Notes 2.05% due 03/06/2019*	437,000	436,786
Svenska Handelsbanken AB Senior Notes 3.35% due 05/24/2021	520,000	522,375
Toronto-Dominion Bank Senior Notes 3.50% due 07/19/2023	750,000	764,306
Toronto-Dominion Bank Sub. Notes 3.63% due 09/15/2031	55,000	53,003
United Overseas Bank, Ltd. Senior Notes 3.20% due 04/23/2021*	1,000,000	1,003,005
Westpac Banking Corp. Senior Notes 2.15% due 03/06/2020	1,100,000	1,090,885

		13,313,956

Banks-Money Center — 0.0%
BBVA Bancomer SA Senior Notes 4.38% due 04/10/2024*	600,000	597,000

Banks-Special Purpose — 0.1%
KFW Government Guar. Notes 2.13% due 03/07/2022	800,000	789,748
KFW Government Guar. Notes 2.75% due 07/15/2020	632,000	633,339

		1,423,087

Building Products-Cement — 0.0%
Boral Finance Pty, Ltd. Company Guar. Notes 3.00% due 11/01/2022*	55,000	53,317

Cable/Satellite TV — 0.1%
Ziggo Bond Finance BV Senior Notes 6.00% due 01/15/2027*	700,000	644,875

445

SunAmerica Series Trust SA T. Rowe Price VCP Balanced Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Principal Amount	Value (Note 2)
FOREIGN CORPORATE BONDS & NOTES (continued)
Cellular Telecom — 0.1%
C&W Senior Financing DAC Senior Notes 7.50% due 10/15/2026*	$320,000	$317,699
C&W Senior Financing Designated Activity Co. Senior Notes 6.88% due 09/15/2027*	550,000	523,875
Digicel, Ltd. Senior Notes 6.00% due 04/15/2021*	400,000	370,000

		1,211,574

Chemicals-Diversified — 0.0%
LYB International Finance II BV Company Guar. Notes 3.50% due 03/02/2027	400,000	380,240

Chemicals-Specialty — 0.1%
Alpha 2 BV Senior Notes 8.75% due 06/01/2023*	400,000	387,000
Starfruit Finco BV/Starfruit US Holdco LLC Senior Notes 8.00% due 10/01/2026*	360,000	359,100

		746,100

Containers-Metal/Glass — 0.1%
ARD Finance SA Senior Sec. Notes 7.13% due 09/15/2023	750,000	723,750

Diversified Banking Institutions — 0.6%
Banco Santander SA Senior Notes 3.13% due 02/23/2023	600,000	582,991
Bank of Nova Scotia Senior Notes 3.13% due 04/20/2021	740,000	743,682
Barclays PLC Senior Notes 3.25% due 01/12/2021	205,000	202,794
Barclays PLC Senior Notes 3.68% due 01/10/2023	315,000	308,165
Credit Agricole SA Senior Notes 3.75% due 04/24/2023*	600,000	595,959
Credit Agricole SA FRS Senior Notes 4.21% (3 ML+1.43%) due 01/10/2022*	275,000	277,115
Credit Suisse Group AG Senior Notes 3.00% due 12/14/2023*	320,000	308,011
HSBC Holdings PLC Senior Notes 2.65% due 01/05/2022	350,000	344,853
HSBC Holdings PLC Senior Notes 3.26% due 03/13/2023	325,000	322,639
HSBC Holdings PLC Sub. Notes 4.38% due 11/23/2026	500,000	501,597

Security Description	Principal Amount	Value (Note 2)
Diversified Banking Institutions (continued)
Mitsubishi UFJ Financial Group, Inc. Senior Notes 3.54% due 07/26/2021	$1,035,000	$1,043,533
Royal Bank of Scotland Group PLC Senior Notes 4.52% due 06/25/2024	900,000	901,107
Sumitomo Mitsui Financial Group, Inc. Senior Notes 3.75% due 07/19/2023	1,235,000	1,252,945
UBS Group Funding Switzerland AG Company Guar. Notes 3.00% due 04/15/2021*	200,000	198,860
UBS Group Funding Switzerland AG Company Guar. Notes 3.49% due 05/23/2023*	335,000	332,280
UBS Group Funding Switzerland AG Company Guar. Notes 4.13% due 09/24/2025*	200,000	202,382

		8,118,913

Diversified Manufacturing Operations — 0.0%
Siemens Financieringsmaatschappij NV Company Guar. Notes 1.30% due 09/13/2019*	500,000	495,458

E-Commerce/Products — 0.1%
Alibaba Group Holding, Ltd. Senior Notes 4.00% due 12/06/2037	650,000	609,985
Alibaba Group Holding, Ltd. Senior Notes 4.00% due 12/06/2037	315,000	295,608

		905,593

Electric-Distribution — 0.1%
Ausgrid Finance Pty, Ltd. Senior Sec. Notes 3.85% due 05/01/2023*	480,000	482,813
State Grid Overseas Investment, Ltd. Company Guar. Notes 2.25% due 05/04/2020*	445,000	439,731
State Grid Overseas Investment, Ltd. Company Guar. Notes 3.75% due 05/02/2023*	510,000	516,832

		1,439,376

Electric-Integrated — 0.1%
Enel Finance International NV Company Guar. Notes 2.75% due 04/06/2023*	900,000	850,822

Finance-Leasing Companies — 0.1%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust Company Guar. Notes 3.50% due 05/26/2022	150,000	146,828
AerCap Ireland Capital DAC/AerCap Global Aviation Trust Company Guar. Notes 4.13% due 07/03/2023	740,000	730,023

		876,851

446

SunAmerica Series Trust SA T. Rowe Price VCP Balanced Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Principal Amount	Value (Note 2)
FOREIGN CORPORATE BONDS & NOTES (continued)
Food-Dairy Products — 0.0%
Danone SA Senior Notes 2.95% due 11/02/2026*	$450,000	$422,043
FAGE International SA/FAGE USA Dairy Industry, Inc. Company Guar. Notes 5.63% due 08/15/2026*	210,000	181,125

		603,168

Food-Misc./Diversified — 0.1%
Sigma Holdco BV Company Guar. Notes 7.88% due 05/15/2026*	725,000	643,981

Gambling (Non-Hotel) — 0.0%
Stars Group Holdings BV/Stars Group US Co-Borrower LLC Company Guar. Notes 7.00% due 07/15/2026*	361,000	366,523

Gold Mining — 0.0%
Goldcorp, Inc. Senior Notes 3.63% due 06/09/2021	424,000	425,019

Hazardous Waste Disposal — 0.0%
GFL Environmental, Inc. Senior Notes 5.38% due 03/01/2023*	271,000	253,385
GFL Environmental, Inc. Senior Notes 5.63% due 05/01/2022*	195,000	187,383

		440,768

Insurance Brokers — 0.0%
Aon PLC Company Guar. Notes 3.88% due 12/15/2025	35,000	35,136
Aon PLC Company Guar. Notes 4.75% due 05/15/2045	350,000	351,984
Trinity Acquisition PLC Company Guar. Notes 3.50% due 09/15/2021	25,000	24,969

		412,089

Internet Application Software — 0.1%
Tencent Holdings, Ltd. Senior Notes 2.99% due 01/19/2023*	265,000	259,443
Tencent Holdings, Ltd. Senior Notes 3.60% due 01/19/2028*	645,000	627,366

		886,809

Medical Instruments — 0.1%
Medtronic Global Holdings SCA Company Guar. Notes 1.70% due 03/28/2019	650,000	649,149

Medical-Drugs — 0.2%
Endo, Ltd./Endo Finance LLC/Endo Finco, Inc. Company Guar. Notes 6.00% due 07/15/2023	400,000	326,848

Security Description	Principal Amount	Value (Note 2)
Medical-Drugs (continued)
Endo, Ltd./Endo Finance LLC/Endo Finco, Inc. Company Guar. Notes 6.00% due 02/01/2025	$200,000	$154,500
Shire Acquisitions Investments Ireland DAC Company Guar. Notes 2.88% due 09/23/2023	430,000	413,319
Shire Acquisitions Investments Ireland DAC Company Guar. Notes 2.88% due 09/23/2023	350,000	336,422
Teva Pharmaceutical Finance Netherlands III BV Company Guar. Notes 1.70% due 07/19/2019	1,190,000	1,173,641

		2,404,730

Medical-Generic Drugs — 0.0%
Teva Pharmaceutical Finance IV BV Company Guar. Notes 3.65% due 11/10/2021	330,000	318,745

Metal-Copper — 0.1%
First Quantum Minerals, Ltd. Company Guar. Notes 7.00% due 02/15/2021*	205,000	204,487
First Quantum Minerals, Ltd. Company Guar. Notes 7.50% due 04/01/2025*	475,000	442,641
HudBay Minerals, Inc. Company Guar. Notes 7.63% due 01/15/2025*	195,000	200,363

		847,491

Metal-Diversified — 0.0%
Rio Tinto Finance USA, Ltd. Company Guar. Notes 3.75% due 06/15/2025	300,000	308,285

Multimedia — 0.0%
Thomson Reuters Corp. Senior Notes 3.35% due 05/15/2026	30,000	28,187

Oil & Gas Drilling — 0.0%
Transocean, Inc. Company Guar. Notes 9.00% due 07/15/2023*	180,000	187,817

Oil Companies-Exploration & Production — 0.1%
Canadian Natural Resources, Ltd. Senior Notes 2.95% due 01/15/2023	775,000	757,306
CNOOC Finance 2013, Ltd. Company Guar. Notes 3.00% due 05/09/2023	200,000	194,821
Woodside Finance, Ltd. Company Guar. Notes 3.70% due 09/15/2026*	101,000	96,124
Woodside Finance, Ltd. Company Guar. Notes 3.70% due 03/15/2028*	470,000	437,380

		1,485,631

447

SunAmerica Series Trust SA T. Rowe Price VCP Balanced Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Principal Amount	Value (Note 2)
FOREIGN CORPORATE BONDS & NOTES (continued)
Oil Companies-Integrated — 0.2%
BP Capital Markets PLC Company Guar. Notes 1.77% due 09/19/2019	$365,000	$362,632
Petroleos Mexicanos Company Guar. Notes 5.38% due 03/13/2022	610,000	602,314
Petroleos Mexicanos Company Guar. Notes 5.50% due 06/27/2044	805,000	635,950
Petroleos Mexicanos Company Guar. Notes 6.38% due 02/04/2021	250,000	253,250
Shell International Finance BV Company Guar. Notes 1.38% due 05/10/2019	200,000	199,372
Shell International Finance BV Company Guar. Notes 3.25% due 05/11/2025	250,000	252,425
Shell International Finance BV Company Guar. Notes 4.38% due 05/11/2045	40,000	42,459

		2,348,402

Paper & Related Products — 0.0%
Celulosa Arauco y Constitucion SA Senior Notes 3.88% due 11/02/2027	260,000	246,324

Pipelines — 0.0%
APT Pipelines, Ltd. Company Guar. Notes 4.25% due 07/15/2027*	240,000	236,057
Enbridge, Inc. Senior Notes 4.00% due 10/01/2023	90,000	91,262
Enbridge, Inc. Senior Notes 4.25% due 12/01/2026	115,000	118,012
TransCanada PipeLines, Ltd. Senior Notes 4.88% due 01/15/2026	15,000	15,914

		461,245

Printing-Commercial — 0.0%
Cimpress NV Company Guar. Notes 7.00% due 06/15/2026*	400,000	390,000

Public Thoroughfares — 0.0%
Transurban Finance Co. Pty., Ltd. Senior Sec. Notes 3.38% due 03/22/2027*	90,000	83,773

Satellite Telecom — 0.1%
Intelsat Jackson Holdings SA Company Guar. Notes 8.50% due 10/15/2024*	790,000	798,137

Security Services — 0.0%
Garda World Security Corp. Senior Notes 8.75% due 05/15/2025*	400,000	371,000

Security Description	Principal Amount	Value (Note 2)
Telecom Services — 0.1%
DKT Finance APS Senior Sec. Notes 9.38% due 06/17/2023*	$1,025,000	$1,078,813

Tobacco — 0.0%
Imperial Brands Finance PLC Company Guar. Notes 2.95% due 07/21/2020*	600,000	593,892

Transport-Equipment & Leasing — 0.0%
SMBC Aviation Capital Finance DAC Company Guar. Notes 4.13% due 07/15/2023*	200,000	202,072

Transport-Services — 0.0%
Autoridad del Canal de Panama Senior Notes 4.95% due 07/29/2035*	300,000	306,375

Web Portals/ISP — 0.0%
Baidu, Inc. Senior Notes 3.88% due 09/29/2023	615,000	613,977

Total Foreign Corporate Bonds & Notes (cost $52,037,323)		51,278,867

U.S. GOVERNMENT AGENCIES — 8.0%
Federal Home Loan Mtg. Corp. — 0.3%
1.38% due 08/15/2019	895,000	889,728
3.00% due 12/01/2046	902,120	887,083
3.50% due 09/01/2042	32,803	33,132
3.50% due 11/01/2042	98,894	99,878
3.50% due 03/01/2044	99,959	100,958
3.50% due 03/01/2046	136,961	138,689
4.00% due 09/01/2045	12,544	12,885
Federal Home Loan Mtg. Corp. Multifamily Structured Pass Through Certs.
Series K057, Class A1 2.21% due 06/25/2025(4)	166,076	161,917
Series K068, Class A1 2.95% due 02/25/2027(4)	327,448	330,102
Federal Home Loan Mtg. Corp. REMIC FRS
Series 4604, Class FH 3.01% (1 ML+0.50%) due 08/15/2046(5)	18,909	19,103
Series 4621, Class FK 3.01% (1 ML+0.50%) due 10/15/2046(5)	82,691	83,126
Series 4623, Class MF 3.01% (1 ML+0.50%) due 10/15/2046(5)	51,320	51,662
Federal Home Loan Mtg. Corp. Structured Agency Credit Risk VRS Series 2018-SPI2, Class M1 3.82% due 05/25/2048*(5)(6)	437,177	436,969
Federal Home Loan Mtg. Corp. Structured Agency Credit Risk FRS
Series 2016-HQA3, Class M1 3.31% (1 ML+0.80%) due 03/25/2029(5)	20,588	20,588

448

SunAmerica Series Trust SA T. Rowe Price VCP Balanced Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Principal Amount	Value (Note 2)
U.S. GOVERNMENT AGENCIES (continued)
Federal Home Loan Mtg. Corp. (continued)
Series 2016-DNA3, Class M2 4.51% (1 ML+2.00%) due 12/25/2028(5)	$169,083	$170,606

		3,436,426

Federal National Mtg. Assoc. — 5.3%
1.25% due 08/17/2021	870,000	844,177
1.50% due 02/28/2020	790,000	781,660
2.50% due 11/01/2031	204,977	201,761
2.50% due 02/01/2032	341,197	335,844
2.50% due 05/01/2032	783,999	771,838
2.50% due 02/19/2034	880,000	866,035
2.50% due 05/01/2043	156,626	150,232
2.50% due 08/01/2046	391,708	374,131
2.50% due 10/01/2046	379,311	362,291
3.00% due 01/01/2031	17,122	17,157
3.00% due 10/01/2032	1,187,113	1,189,520
3.00% due 11/01/2036	375,819	374,523
3.00% due 12/01/2036	99,569	99,250
3.00% due 10/01/2037	918,348	913,274
3.00% due 03/01/2038	409,835	407,571
3.00% due 05/01/2043	22,503	22,227
3.00% due 08/01/2043	27,793	27,445
3.00% due 01/01/2044	765,307	755,822
3.00% due 09/01/2045	309,712	305,193
3.00% due 03/01/2046	714,648	703,269
3.00% due 10/01/2046	2,107,347	2,073,330
3.00% due 11/01/2046	4,572,075	4,498,660
3.00% due 12/01/2046	2,500,669	2,459,678
3.00% due 01/01/2047	268,153	264,134
3.00% due 02/01/2047	590,001	579,879
3.00% due 08/01/2047	941,467	927,362
3.00% due 11/01/2047	1,637,773	1,611,156
3.50% due 11/01/2031	798,019	815,857
3.50% due 11/01/2032	282,306	288,083
3.50% due 05/01/2033	560,825	571,385
3.50% due 02/01/2035	27,701	28,115
3.50% due 01/01/2036	245,973	250,863
3.50% due 06/01/2038	271,964	276,030
3.50% due 10/01/2041	34,673	35,073
3.50% due 07/01/2042	100,880	102,043
3.50% due 09/01/2042	99,706	100,546
3.50% due 10/01/2042	220,135	221,992
3.50% due 07/01/2043	21,461	21,729
3.50% due 10/01/2043	96,636	97,454
3.50% due 01/01/2044	2,644,721	2,667,057
3.50% due 07/01/2044	416,559	421,311
3.50% due 04/01/2045	442,913	447,426
3.50% due 05/01/2045	182,125	184,006
3.50% due 06/01/2045	223,248	225,554
3.50% due 07/01/2045	972,806	982,702
3.50% due 08/01/2045	785,009	792,995
3.50% due 11/01/2045	641,251	647,181
3.50% due 12/01/2045	678,917	685,908
3.50% due 01/01/2046	884,039	891,882
3.50% due 03/01/2046	2,904,359	2,929,564
3.50% due 04/01/2046	919,110	926,897
3.50% due 06/01/2046	1,224,739	1,239,618
3.50% due 09/01/2046	1,134,027	1,142,347
3.50% due 02/01/2047	302,215	304,371
3.50% due 03/01/2047	2,087,473	2,103,525
3.50% due 04/01/2047	2,800,231	2,819,627

Security Description	Principal Amount	Value (Note 2)
Federal National Mtg. Assoc. (continued)
3.50% due 12/01/2047	$22,255	$22,368
3.50% due 01/01/2048	696,068	700,401
3.50% due 02/13/2049	1,720,000	1,728,499
4.00% due 11/01/2040	575,035	593,049
4.00% due 12/01/2040	17,856	18,434
4.00% due 02/01/2041	723,794	747,080
4.00% due 03/01/2042	1,865,140	1,930,394
4.00% due 07/01/2044	1,076,946	1,106,441
4.00% due 06/01/2045	548,847	563,859
4.00% due 07/01/2045	804,066	826,081
4.00% due 09/01/2045	674,849	693,327
4.00% due 10/01/2045	339,523	348,820
4.00% due 11/01/2045	26,113	26,828
4.00% due 12/01/2045	528,977	547,589
4.00% due 03/01/2046	183,479	188,503
4.00% due 09/01/2046	27,522	28,275
4.00% due 01/01/2047	225,539	231,540
4.00% due 02/01/2047	211,622	217,403
4.00% due 03/01/2047	1,678,326	1,723,001
4.00% due 04/01/2047	1,750,284	1,796,848
4.00% due 05/01/2047	1,500,614	1,541,315
4.00% due 08/01/2047	2,974,052	3,055,081
4.50% due 01/01/2044	187,322	195,731
4.50% due 03/01/2046	1,377,475	1,439,279
4.50% due 11/01/2047	572,862	603,483
4.50% due 05/01/2048	2,845,514	2,980,381
4.50% due 09/01/2048	1,034,079	1,074,793
5.00% due 10/01/2033	17,801	19,066
5.00% due 07/01/2035	1,320,019	1,413,749
5.00% due 05/01/2040	97,657	104,089
5.00% due 06/01/2048	178,559	189,181
5.00% due 08/01/2048	722,322	760,550
5.50% due 10/01/2035	18,693	20,361
5.50% due 05/01/2036	56,503	61,548
5.50% due 08/01/2037	1,357,297	1,478,866
5.50% due 05/01/2044	1,275,139	1,387,281
5.50% due 01/01/2047	535,340	581,988
6.00% due 09/01/2037	82,408	90,326
6.00% due 07/01/2041	614,407	685,730
Federal National Mtg. Assoc. Connecticut Avenue Securities FRS
Series 2018-C03, Class 1M1 3.19% (1 ML+0.68%) due 10/25/2030(5)	318,588	317,961
Series 2016-C04, Class 1M1 3.96% (1 ML+1.45%) due 01/25/2029(5)	28,977	29,085
Series 2016-C03, Class 1M1 4.51% (1 ML+2.00%) due 10/25/2028(5)	15,876	15,996
Federal National Mtg. Assoc. REMIC Series 2018-44, Class PC 4.00% due 06/25/2044(5)	326,701	335,676

		76,558,816

Government National Mtg. Assoc. — 2.4%
2.50% due 09/20/2046	787,977	761,591
3.00% due 03/20/2045	1,043,434	1,039,604
3.00% due 04/20/2046	122,507	121,855
3.00% due 06/20/2046	823,069	818,184
3.00% due 08/20/2046	2,317,703	2,303,941
3.00% due 09/20/2046	1,481,019	1,472,904

449

SunAmerica Series Trust SA T. Rowe Price VCP Balanced Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Principal Amount	Value (Note 2)
U.S. GOVERNMENT AGENCIES (continued)
Government National Mtg. Assoc. (continued)
3.00% due 10/20/2046	$105,364	$104,706
3.00% due 11/20/2046	711,468	706,914
3.00% due 12/20/2046	299,324	297,361
3.00% due 01/20/2047	240,738	239,148
3.00% due 04/20/2047	777,557	772,342
3.00% due 07/20/2047	304,293	302,208
3.50% due 08/20/2042	689,861	702,139
3.50% due 09/20/2042	92,154	93,794
3.50% due 05/20/2043	17,288	17,596
3.50% due 10/20/2044	14,054	14,264
3.50% due 05/20/2045	14,891	15,094
3.50% due 02/20/2046	94,538	95,864
3.50% due 10/20/2046	973,403	986,621
3.50% due 02/20/2047	781,081	791,634
3.50% due 02/20/2048	2,203,001	2,227,910
4.00% due 09/20/2045	417,735	431,719
4.00% due 05/20/2046	116,398	120,202
4.00% due 05/20/2047	2,150,024	2,212,679
4.00% due 07/20/2047	1,493,602	1,538,064
4.00% due 08/20/2047	1,040,790	1,071,136
4.00% due 03/20/2048	422,899	436,013
4.00% due 11/20/2048	268,777	276,632
4.50% due 04/20/2041	16,388	17,255
4.50% due 07/20/2045	175,120	183,370
4.50% due 09/15/2045	88,045	92,434
4.50% due 12/20/2045	8,832	9,290
4.50% due 01/20/2046	109,768	115,484
4.50% due 07/20/2047	915,633	951,250
4.50% due 08/20/2047	1,772,376	1,841,319
4.50% due 09/20/2047	506,780	526,493
4.50% due 07/20/2048	128,305	133,296
4.50% due 09/20/2048	392,844	409,598
4.50% due 02/21/2049	640,000	664,500
5.00% due 08/20/2042	84,871	89,840
5.00% due 07/20/2047	740,865	774,265
5.00% due 08/20/2047	118,119	123,444
5.00% due 09/20/2047	867,568	906,680
5.00% due 10/20/2047	41,908	43,797
5.00% due 11/20/2047	248,954	261,479
5.00% due 12/20/2047	894,974	935,322
5.00% due 01/20/2048	1,224,424	1,279,624
5.00% due 02/20/2048	217,124	226,912
5.00% due 05/20/2048	102,057	107,834
5.00% due 06/20/2048	118,494	125,199
5.00% due 07/20/2048	265,172	281,991
5.00% due 08/20/2048	187,035	195,584
5.00% due 09/20/2048	1,139,696	1,195,162
5.00% due 01/20/2049	245,000	256,488
5.00% due 02/21/2049	425,000	443,813
5.50% due 05/20/2048	824,837	868,642
Government National Mtg. Assoc. REMIC
Series 2018-8, Class DA 3.00% due 11/20/2047(5)	256,284	255,242
Series 2017-184, Class JH 3.00% due 12/20/2047(5)	315,189	315,462

		33,603,188

Total U.S. Government Agencies (cost $114,400,184)		113,598,430

Security Description	Principal Amount	Value (Note 2)
U.S. GOVERNMENT TREASURIES — 5.8%
United States Treasury Bonds — 2.5%
United States Treasury Bonds
0.38% due 01/15/2027 TIPS(10)	$71,062	$68,899
0.63% due 02/15/2043 TIPS(10)	50,433	45,502
0.75% due 02/15/2042 TIPS(10)	139,330	130,090
0.75% due 02/15/2045 TIPS(10)	19,268	17,767
0.88% due 02/15/2047 TIPS(10)	45,528	43,126
1.00% due 02/15/2046 TIPS(10)	157,658	154,123
1.00% due 02/15/2048 TIPS(10)	16,355	15,987
1.38% due 02/15/2044 TIPS(10)	24,876	26,426
1.75% due 01/15/2028 TIPS(10)	23,703	25,645
2.13% due 02/15/2040 TIPS(10)	50,147	60,404
2.13% due 02/15/2041 TIPS(10)	49,494	59,926
2.25% due 08/15/2046	1,445,000	1,239,313
2.50% due 01/15/2029 TIPS(10)	88,053	102,271
2.50% due 02/15/2046	1,545,000	1,399,613
2.75% due 08/15/2047	2,740,000	2,602,679
2.88% due 11/15/2046	1,875,000	1,830,176
3.00% due 11/15/2045	1,025,000	1,026,201
3.00% due 05/15/2047	3,535,000	3,530,581
3.00% due 02/15/2048	2,000,000	1,994,766
3.00% due 08/15/2048	1,650,000	1,645,811
3.13% due 11/15/2041	5,480,000	5,634,553
3.13% due 02/15/2043	320,000	327,813
3.50% due 02/15/2039	820,000	901,007
3.88% due 04/15/2029 TIPS(10)	105,952	137,354
3.88% due 08/15/2040	1,900,000	2,191,309
4.50% due 05/15/2038(13)	6,225,000	7,789,761
4.75% due 02/15/2037	50,000	64,023
5.38% due 02/15/2031	860,000	1,096,130

		34,161,256

United States Treasury Notes — 3.3%
United States Treasury Notes
0.13% due 04/15/2021 TIPS(10)	22,866	22,484
0.13% due 01/15/2022 TIPS(10)	191,219	187,705
0.13% due 04/15/2022 TIPS(10)	286,688	280,637
0.13% due 07/15/2022 TIPS(10)	344,179	338,468
0.13% due 07/15/2024 TIPS(10)	144,374	140,460
0.13% due 07/15/2026 TIPS(10)	181,911	174,239
0.25% due 01/15/2025 TIPS(10)	510,506	496,650
0.38% due 07/15/2025 TIPS(10)	58,461	57,383
0.38% due 07/15/2027 TIPS(10)	147,353	143,022
0.50% due 01/15/2028 TIPS(10)	147,152.00	143,433.00
0.63% due 07/15/2021 TIPS(10)	197,953	198,000
0.63% due 01/15/2024 TIPS(10)	21,714	21,652
0.63% due 01/15/2026 TIPS(10)	565,528	560,933
0.75% due 07/15/2028 TIPS(10)	186,777	186,780
1.25% due 07/15/2020 TIPS(10)	161,813	163,087
1.38% due 01/15/2020	9,325	9,339
2.25% due 08/15/2027(13)	5,490,000	5,342,242
2.50% due 01/31/2024	225,000	225,624
2.63% due 07/31/2020	300,000	300,527
2.75% due 08/31/2023	15,575,000	15,786,114
2.75% due 02/15/2024(13)	7,000,000	7,097,070
2.75% due 02/15/2028	8,720,000	8,809,925
2.88% due 08/15/2028	4,400,000	4,488,516
3.13% due 11/15/2028	50,500	52,619

		45,226,909

Total U.S. Government Treasuries (cost $79,104,641)		79,388,165

450

SunAmerica Series Trust SA T. Rowe Price VCP Balanced Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Principal Amount	Value (Note 2)
MUNICIPAL BONDS & NOTES — 0.5%
Municipal Bonds & Notes — 0.5%
Bay Area Toll Authority Revenue Bonds 6.91% due 10/01/2050	$600,000	$863,802
California State Public Works Board Revenue Bonds 7.80% due 03/01/2035	300,000	406,062
Chicago Transit Authority Revenue Bonds Series A 6.90% due 12/01/2040	500,000	639,045
Detroit City School District General Obligation Bonds 6.65% due 05/01/2029	295,000	359,785
Florida State Board of Administration Finance Corp. Revenue Bonds Series A 2.64% due 07/01/2021	50,000	49,675
Metropolitan Water Reclamation District of Greater Chicago General Obligation Bonds 5.72% due 12/01/2038	375,000	452,576
Municipal Electric Authority of Georgia Revenue Bonds 6.66% due 04/01/2057	1,098,000	1,251,435
New York State Dormitory Authority Revenue Bonds Series B 3.88% due 07/01/2046	200,000	192,840
Northern California Power Agency Revenue Bonds 7.31% due 06/01/2040	300,000	395,061
San Jose Redevelopment Agency Successor Agency Tax Allocation Series A-T 3.38% due 08/01/2034	285,000	271,938
South Carolina Public Service Authority Revenue Bonds Series D 2.39% due 12/01/2023	145,000	138,511
State of California General Obligation Bonds 7.63% due 03/01/2040	620,000	907,723
State of California General Obligation Bonds 7.50% due 04/01/2034	300,000	420,780
State of Wisconsin Revenue Bonds 3.95% due 05/01/2036	850,000	843,260

Total Municipal Bonds & Notes (cost $7,306,047)		7,192,493

FOREIGN GOVERNMENT OBLIGATIONS — 0.5%
Regional Authority — 0.4%
Province of Alberta, Canada Senior Notes 1.90% due 12/06/2019	550,000	546,204
Province of Alberta, Canada Senior Notes 2.20% due 07/26/2022	850,000	832,099

Security Description	Principal Amount	Value (Note 2)
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Regional Authority (continued)
Province of Alberta, Canada Senior Notes 3.30% due 03/15/2028	$555,000	$563,113
Province of Manitoba, Canada Senior Notes 3.05% due 05/14/2024	150,000	151,233
Province of Ontario, Canada Senior Notes 2.40% due 02/08/2022	1,000,000	988,412
Province of Ontario, Canada Senior Notes 2.55% due 02/12/2021	1,505,000	1,499,355
Province of Quebec, Canada Senior Notes 2.88% due 10/16/2024	25,000	25,038
Province of Quebec, Canada Notes 3.50% due 07/29/2020	1,100,000	1,113,096

		5,718,550

Sovereign — 0.1%
Government of Bermuda Senior Notes 4.85% due 02/06/2024*	296,000	310,735
Republic of Indonesia Senior Notes 4.88% due 05/05/2021	200,000	206,051
Republic of Poland Senior Notes 3.25% due 04/06/2026	110,000	109,193
United Mexican States Senior Bonds 4.13% due 01/21/2026	850,000	844,347

		1,470,326

Total Foreign Government Obligations (cost $7,276,259)		7,188,876

LOANS(7)(8)(14) — 0.1%
Commercial Services-Finance — 0.0%
Financial & Risk US Holdings, Inc. FRS BTL-B 6.25% (1 ML+3.75%) due 10/01/2025	405,000	388,655

Medical Labs & Testing Services — 0.1%
Envision Healthcare Corp. FRS 1st Lien 6.25% (1 ML+3.75%) due 10/10/2025	480,000	451,440

Oil Companies-Exploration & Production — 0.0%
California Resources Corp. FRS 1st Lien 7.25% (1 ML+4.75%) due 12/31/2022	375,000	365,313

Retail-Major Department Stores — 0.0%
Neiman Marcus Group, Ltd. LLC FRS BTL-B 5.76% (1 ML+3.25%) due 10/25/2020	213,874	189,279

451

SunAmerica Series Trust SA T. Rowe Price VCP Balanced Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Principal Amount	Value (Note 2)
LOANS (continued)
Retail-Restaurants — 0.0%
PF Chang’s China Bistro, Inc. FRS BTL-B 7.67% (3 ML+5.00%) due 09/01/2022	$196,989	$196,373

Telephone-Integrated — 0.0%
Frontier Communications Corp. FRS BTL-B1 6.25% (1 ML+3.75%) due 06/15/2024	200,722	191,522

Total Loans (cost $1,859,774)		1,782,582

OPTIONS - PURCHASED(16) — 0.1%
Exchange-Traded Put Options-Purchased (cost $3,553,763)	1,709	1,597,915

REGISTERED INVESTMENT COMPANIES — 0.1%
Altaba, Inc.† (cost $523,125)	10,126	693,732

Total Long-Term Investment Securities (cost $1,170,994,282)		1,234,431,942

SHORT-TERM INVESTMENT SECURITIES — 10.8%
Registered Investment Companies — 10.8%
State Street Institutional U.S. Government Money Market Fund, Premier Class 2.32%(11) (cost $148,920,098)	148,920,098	148,920,098

TOTAL INVESTMENTS (cost $1,319,914,380) (12)	100.0%	1,383,352,040
Liabilities in excess of other assets	(0.0)	(581,298)

NET ASSETS	100.0%	$1,382,770,742

FORWARD SALES CONTRACTS — (0.2)%
U.S. Government Agencies — (0.2)%
Federal National Mortage Assoc. 3.50% due February 28 TBA (proceeds $(2,828,730))	$(2,830,000)	$(2,843,984)

†	Non-income producing security
*	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Portfolio has no right to demand registration of these securities. At January 31, 2019, the aggregate value of these securities was $81,592,646 representing 6.2% of net assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(1)	Securities classified as Level 3 (see Note 2).
(2)	Denotes a restricted security that: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933, as amended (the “1933 Act”); (b) is subject to a contractual restriction on public sales; or (c) is otherwise subject to a restriction on sales by operation of applicable law. Restricted securities are valued pursuant to Note 2. Certain restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the 1933 Act. The Portfolio has no right to demand registration of these securities. The risk of investing in certain restricted securities is greater than the risk of investing in the securities of widely held, publicly traded companies. To the extent applicable, lack of a secondary market and resale restrictions may result in the inability of a Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, certain restricted securities may exhibit greater price volatility than securities for which secondary markets exist. As of January 31, 2019, the Portfolio held the following restricted securities:

Description	Acquisition Date	Shares	Acquisition Cost	Value	Value Per Share	% of Net Assets
Common Stocks
ANT International Co., Ltd. Class C	6/8/2018	57,396	$321,992	$321,992	$5.61	0.02%
Venture Global LNG, Inc. Series C	10/16/2017	3	11,313	15,600	5,200.00	0.00%

Convertible Preferred Securities
Farmers Business Network, Inc. Series D	11/3/2017	563	10,395	11,846	21.04	0.00%

				$349,438		0.02%

(3)	Collateralized Loan Obligation
(4)	Commercial Mortgage Backed Security
(5)	Collateralized Mortgage Obligation
(6)	Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(7)	Senior loans in the Fund/Portfolio are generally subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments may occur. As a result, the actual remaining maturity may be substantially less than the stated maturities shown.
(8)	The Portfolio invests in senior loans which generally pay interest at rates which are periodically re-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the London Inter-Bank Offer Rate (“LIBOR”) or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. Senior loans are generally considered to be restrictive in that the Portfolio is ordinarily contractually obligated to receive approval from the Agent Bank and/or borrower prior to the disposition of a senior loan.
(9)	PIK (“Payment-in-Kind”) security — Income may be paid in additional securities or cash at the discretion of the issuer. The security is currently paying interest in cash at the coupon rate listed.
(10)	Principal amount of security is adjusted for inflation.
(11)	The rate shown is the 7-day yield as of January 31, 2019.
(12)	See Note 3 for cost of investments on a tax basis.
(13)	The security or a portion thereof was pledged as collateral to cover margin requirements for open futures contracts.
(14)	All loans in the Portfolio were purchased through assignment agreements unless otherwise indicated.
(15)	Illiquid security. At January 31, 2019, the aggregate value of these securities was $863,418 representing 0.1% of net assets.
(16)	Purchased Options:

452

SunAmerica Series Trust SA T. Rowe Price VCP Balanced Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Exchanged Traded Put Options - Purchased

Issue	Expiration Month	Strike Price	Number of Contracts	Notional Amount*	Premiums Paid	Value at 01/31/2019	Unrealized Appreciation (Depreciation)
S&P 500 Index	March 2019	$2,475	1,709	$462,130,690	$3,553,763	$1,597,915	$(1,955,848)

*	Notional amount is calculated by multiplying the number of contracts by the multiplier by the market value of the underlying security or index.

ADR — American Depositary Receipt

BTL — Bank Term Loan

CLO — Collateralized Loan Obligation

CVA — Certification Van Aandelen (Dutch Cert.)

CVR — Contingent Value Rights

REMIC — Real Estate Mortgage Investment Conduit

SDR — Swedish Depositary Receipt

TIPS — Treasury Inflation Protected Securities

FRS — Floating Rate Security

VRS — Variable Rate Security

The rates shown on FRS and VRS are the current interest rates at January 31, 2019 and unless noted otherwise, the dates shown are the original maturity dates.

Index Legend

1 ML — 1 Month USD LIBOR

3 ML — 3 Month USD LIBOR

Futures Contracts

Number of Contracts	Type	Description	Expiration Month	Notional Basis*	Notional Value*	Unrealized Appreciation (Depreciation)

847	Long	MSCI EAFE Index	March 2019	$75,804,925	$77,420,035	$1,615,110

1762	Long	S&P 500 E-Mini Index	March 2019	230,752,107	238,266,450	7,514,343

362	Short	U.S. Treasury 5 Year Notes	March 2019	40,840,506	41,579,093	(738,587)

138	Short	U.S. Treasury 2 Year Notes	March 2019	29,117,319	29,301,281	(183,962)

396	Short	U.S. Treasury 10 Year Notes	March 2019	47,248,719	48,497,625	(1,248,906)

66	Short	U.S. Treasury Long Bonds	March 2019	9,184,739	9,681,375	(496,636)

82	Short	U.S. Ultra Long Bond	March 2019	12,500,661	13,212,250	(711,589)

						$5,749,773

*	Notional Basis refers to the contractual amount agreed upon at inception of the open contract; notional value represents the current value of the open contract.

Forward Foreign Currency Contracts

Counterparty	Contract to Deliver		In Exchange For		Delivery Date	Unrealized Appreciation	Unrealized (Depreciation)
Bank of America, N.A.	USD	2,869	JPY	313,986	02/04/2019	$14	$—

Net Unrealized Appreciation/(Depreciation)						$14	$—

JPY	— Japanese Yen
USD	— United States Dollar

453

SunAmerica Series Trust SA T. Rowe Price VCP Balanced Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

The following is a summary of the inputs used to value the Portfolio’s net assets as of January 31, 2019 (see Note 2):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs		Level 3 - Significant Unobservable Inputs	Total
ASSETS:
Investments at Value:*
Common Stocks:
Diversified Financial Services	$—	$—		$321,992	$321,992
Oil Companies-Exploration & Production	8,475,678	—		15,600	8,491,278
Other Industries	570,336,478	238,214,208	**	—	808,550,686
Convertible Preferred Securities:
E-Commerce/Services	—	—		11,846	11,846
Other Industries	1,695,524	169,642		—	1,865,166
Preferred Securities	207,000	—		—	207,000
Preferred Securities/Capital Securities	—	152,805		—	152,805
Asset Backed Securities	—	30,680,957		—	30,680,957
U.S. Corporate Bonds & Notes	—	121,429,152		—	121,429,152
Foreign Corporate Bonds & Notes	—	51,278,867		—	51,278,867
U.S. Government Agencies	—	113,598,430		—	113,598,430
U.S. Government Treasuries	—	79,388,165		—	79,388,165
Municipal Bonds & Notes	—	7,192,493		—	7,192,493
Foreign Government Obligations	—	7,188,876		—	7,188,876
Loans	—	1,782,582		—	1,782,582
Exchange-Traded Put Options — Purchased	1,597,915	—		—	1,597,915
Registered Investment Companies	693,732	—		—	693,732
Short-Term Investment Securities	148,920,098	—		—	148,920,098

Total Investments at Value	$731,926,425	$651,076,177		$349,438	$1,383,352,040

Other Financial Instruments:†
Futures Contracts	$9,129,453	$—		$—	$9,129,453
Forward Foreign Currency Contracts	—	14		—	14

Total Other Financial Instruments	$9,129,453	$14		$—	$9,129,467

LIABILITIES:
Forward Sales Contracts:
U.S. Government Agencies	$—	$2,843,984		$—	$2,843,984

Other Financial Instruments:†
Futures Contracts	$3,379,680	$—		$—	$3,379,680

*	For a detailed presentation of investments, please refer to the Portfolio of Investments.
**	Represents foreign equity securities that have been fair valued in accordance with pricing procedures approved by the Board. (See Note 1).
†	Other Financial Instruments are derivative instruments, not reflected in the Portfolio of Investments, such as futures, forward, swap and written option contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

At the beginning and at the end of the reporting period, Level 3 investments in securities were not considered a material portion of the Portfolio. There were no material Level 3 transfers during the reporting period.

See Notes to Financial Statements

454

SunAmerica Series Trust SA Templeton Foreign Value Portfolio#

PORTFOLIO PROFILE — January 31, 2019 — (unaudited)

Industry Allocation*

Medical-Drugs	12.1%
Oil Companies-Integrated	10.2
Diversified Banking Institutions	8.3
Banks-Commercial	7.2
Electronic Components-Semiconductors	4.0
Telecom Services	3.4
Cellular Telecom	3.2
Diversified Financial Services	2.9
Semiconductor Components-Integrated Circuits	2.7
Telephone-Integrated	2.3
Real Estate Operations & Development	2.2
Building Products-Cement	2.1
Medical-Generic Drugs	1.9
Satellite Telecom	1.8
Diversified Operations	1.8
Energy-Alternate Sources	1.7
Electric-Generation	1.7
Insurance-Multi-line	1.7
Diversified Manufacturing Operations	1.6
Rubber-Tires	1.5
Web Portals/ISP	1.5
Water	1.5
Insurance-Life/Health	1.5
Beverages-Non-alcoholic	1.2
Food-Retail	1.2
Retail-Building Products	1.2
Agricultural Chemicals	1.2
Transport-Marine	1.2
Food-Confectionery	1.1
Building & Construction Products-Misc.	1.1
Audio/Video Products	1.1
Medical-Wholesale Drug Distribution	1.0
Chemicals-Diversified	1.0
Gold Mining	1.0
Brewery	0.9
Repurchase Agreements	0.9
Oil-Field Services	0.9
Dialysis Centers	0.8
Precious Metals	0.7
Aerospace/Defense-Equipment	0.6
Retail-Drug Store	0.6
Coatings/Paint	0.6
Aerospace/Defense	0.5
Diagnostic Kits	0.5
Diversified Minerals	0.5
Oil Companies-Exploration & Production	0.4
Steel Pipe & Tube	0.2
Retail-Misc./Diversified	0.2
Chemicals-Specialty	0.1

99.5%

Country Allocation*

United Kingdom	12.9%
Japan	12.8
Germany	11.8
France	11.6
South Korea	5.7
Switzerland	5.4
China	5.1
Netherlands	5.0
Cayman Islands	4.3
Ireland	3.4
Denmark	3.0
Italy	2.9
Canada	2.4
Hong Kong	2.1
Luxembourg	2.0
Israel	1.9
Thailand	1.9
Singapore	1.4
Taiwan	1.4
Norway	1.2
United States	0.9
Bermuda	0.4

99.5%

*	Calculated as a percentage of net assets
#	See Note 1

455

SunAmerica Series Trust SA Templeton Foreign Value Portfolio#

PORTFOLIO OF INVESTMENTS — January 31, 2019

Security Description	Shares	Value (Note 2)
COMMON STOCKS — 98.6%
Bermuda — 0.4%
Kunlun Energy Co., Ltd.	2,875,300	$3,078,280

Canada — 2.4%
Goldcorp, Inc.	641,800	7,180,228
Husky Energy, Inc.	463,800	5,502,981
Wheaton Precious Metals Corp.	262,200	5,523,571

		18,206,780

Cayman Islands — 4.3%
Baidu, Inc. ADR†	66,830	11,536,863
CK Asset Holdings, Ltd.	1,205,284	10,224,489
CK Hutchison Holdings, Ltd.	1,127,784	11,460,246

		33,221,598

China — 5.1%
China Life Insurance Co., Ltd.	4,579,000	11,349,905
China Telecom Corp., Ltd.	28,541,383	15,526,153
Shanghai Pharmaceuticals Holding Co., Ltd.	2,088,000	4,451,657
Sinopharm Group Co., Ltd.	1,791,200	8,064,312

		39,392,027

Denmark — 3.0%
AP Moller - Maersk A/S, Series B	6,675	8,884,844
Novozymes A/S, Class B	25,424	1,061,847
Vestas Wind Systems A/S	163,739	13,506,115

		23,452,806

France — 11.6%
AXA SA	545,073	12,648,569
BNP Paribas SA	390,568	18,354,891
Cie de Saint-Gobain	253,272	8,749,835
Cie Generale des Etablissements Michelin SCA	72,731	7,914,650
Sanofi	179,756	15,620,126
TOTAL SA	270,902	14,865,136
Veolia Environnement SA	537,808	11,355,896

		89,509,103

Germany — 11.8%
Bayer AG	157,349	11,921,080
Deutsche Telekom AG	679,666	11,040,844
E.ON SE	1,183,384	13,114,255
Fresenius Medical Care AG & Co. KGaA	81,442	6,005,738
Infineon Technologies AG	411,402	9,142,148
LANXESS AG	139,269	7,654,192
Merck KGaA	123,522	12,949,921
Siemens AG	109,344	11,988,314
Telefonica Deutschland Holding AG	2,068,736	7,247,275

		91,063,767

Hong Kong — 2.1%
China Mobile, Ltd.	1,349,000	14,181,885
Swire Pacific, Ltd., Class A	196,000	2,316,747

		16,498,632

Ireland — 3.4%
Bank of Ireland Group PLC	1,658,731	9,945,811
CRH PLC	577,445	16,626,290

		26,572,101

Security Description	Shares	Value (Note 2)
Israel — 1.9%
Teva Pharmaceutical Industries, Ltd. ADR†	747,142	$14,830,769

Italy — 2.9%
Eni SpA	958,168	16,228,452
UniCredit SpA	520,201	6,012,442

		22,240,894

Japan — 12.8%
Astellas Pharma, Inc.	919,100	13,595,425
Ezaki Glico Co., Ltd.	176,800	8,784,621
IHI Corp.	146,200	4,618,156
Kirin Holdings Co., Ltd.	303,100	7,213,827
Mitsui Fudosan Co., Ltd.	293,000	7,101,062
Panasonic Corp.	846,800	8,269,513
Ryohin Keikaku Co., Ltd.	7,100	1,682,527
Seven & i Holdings Co., Ltd.	216,700	9,432,408
Sumitomo Metal Mining Co., Ltd.	120,900	3,483,011
Sumitomo Mitsui Financial Group, Inc.	216,100	8,034,891
Sumitomo Rubber Industries, Ltd.	269,700	3,737,929
Suntory Beverage & Food, Ltd.	214,000	9,465,317
Takeda Pharmaceutical Co., Ltd.	330,402	13,330,426

		98,749,113

Luxembourg — 2.0%
SES SA FDR	681,459	13,904,646
Tenaris SA	150,600	1,884,986

		15,789,632

Netherlands — 5.0%
Akzo Nobel NV	50,564	4,370,416
ING Groep NV	1,119,466	13,257,326
NXP Semiconductors NV	120,700	10,504,521
QIAGEN NV†	104,385	3,848,675
SBM Offshore NV	422,942	6,972,124

		38,953,062

Norway — 1.2%
Yara International ASA	218,344	9,027,195

Singapore — 1.4%
Singapore Telecommunications, Ltd.	4,832,300	10,857,175

South Korea — 5.7%
Hana Financial Group, Inc.	309,174	11,146,346
KB Financial Group, Inc. ADR†	272,236	11,627,200
Samsung Electronics Co., Ltd. GDR*(2)	20,813	21,416,577

		44,190,123

Switzerland — 5.4%
Novartis AG	86,270	7,529,110
Roche Holding AG	71,715	19,049,151
UBS Group AG	1,174,228	15,219,545

		41,797,806

Taiwan — 1.4%
Taiwan Semiconductor Manufacturing Co., Ltd.	1,450,000	10,745,701

Thailand — 1.9%
Bangkok Bank PCL	2,028,500	14,376,876

United Kingdom — 12.9%
BAE Systems PLC	601,537	4,041,121
BP PLC	3,256,291	22,191,769
HSBC Holdings PLC ADR	369,497	15,566,909

456

SunAmerica Series Trust SA Templeton Foreign Value Portfolio#

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Shares/ Principal Amount	Value (Note 2)
COMMON STOCKS (continued)
United Kingdom (continued)
Kingfisher PLC	3,195,157	$9,333,665
Royal Dutch Shell PLC, Class B ADR	320,032	20,098,009
Standard Chartered PLC	2,246,486	18,114,799
Vodafone Group PLC	5,921,071	10,785,257

		100,131,529

Total Long-Term Investment Securities (cost $741,053,790)		762,684,969

REPURCHASE AGREEMENTS — 0.9%
Agreement with Fixed Income Clearing Corp., bearing interest at 0.5%, dated 01/31/2019, to be repurchased 02/01/2019 in the amount of $7,072,098 collateralized by $7,055,000 of United States Treasury Notes, bearing interest at 2.88% due 05/31/2025 and having an approximate value of $7,214,133 (cost $7,072,000)	$7,072,000	7,072,000

TOTAL INVESTMENTS — (cost $748,125,790)(1)	99.5%	769,756,969
Other assets less liabilities	0.5	3,622,199

NET ASSETS —	100.0%	$773,379,168

#	See Note 1
†	Non-income producing security
*	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Portfolio has no right to demand registration of these securities. At January 31, 2019, the aggregate value of these securities was $21,416,577 representing 2.8% of net assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(1)	See Note 3 for cost of investments on a tax basis.
(2)	Illiquid security. At January 31, 2019, the aggregate value of these securities was $21,416,577 representing 2.8% of net assets.

ADR — American Depositary Receipt

FDR — Fiduciary Depositary Receipt

GDR — Global Depositary Receipt

The following is a summary of the inputs used to value the Portfolio’s net assets as of January 31, 2019 (see Note 2):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs		Level 3 - Significant Unobservable Inputs	Total
ASSETS:
Investments at Value:*
Common Stocks	$123,787,627	$638,897,342	**	$—	$762,684,969
Repurchase Agreements	—	7,072,000		—	7,072,000

Total Investments at Value	$123,787,627	$645,969,342		$—	$769,756,969

*	For a detailed presentation of investments, please refer to the Portfolio of Investments.
**	Represents foreign equity securities that have been fair valued in accordance with pricing procedures approved by the Board (see Note 2).

See Notes to Financial Statements

457

SunAmerica Series Trust SA VCP Dynamic Allocation Portfolio

PORTFOLIO PROFILE — January 31, 2019 — (unaudited)

Industry Allocation*

Domestic Equity Investment Companies	46.1%
Domestic Fixed Income Investment Companies	24.7
United States Treasury Notes	14.9
International Equity Investment Companies	9.9
Registered Investment Companies	3.1
Options Purchased	0.7
United States Treasury Bonds	0.6
International Fixed Income Investment Companies	0.3

100.3%

*	Calculated as a percentage of net assets

458

SunAmerica Series Trust SA VCP Dynamic Allocation Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019

Security Description	Shares	Value (Note 2)
AFFILIATED REGISTERED INVESTMENT COMPANIES@# — 81.0%
Domestic Equity Investment Companies — 46.1%
Anchor Series Trust SA Wellington Capital Appreciation Portfolio, Class 1	6,545,507	$298,213,276
Seasons Series Trust SA Columbia Focused Value Portfolio, Class 1	10,307,668	178,631,885
Seasons Series Trust SA Multi-Managed Large Cap Growth Portfolio, Class 1	14,607,501	196,470,889
Seasons Series Trust SA Multi-Managed Large Cap Value Portfolio, Class 1	23,695,206	342,395,722
Seasons Series Trust SA Multi-Managed Mid Cap Growth Portfolio, Class 1	5,154,248	90,766,308
Seasons Series Trust SA Multi-Managed Mid Cap Value Portfolio, Class 1	8,802,423	133,532,759
Seasons Series Trust SA Multi-Managed Small Cap Portfolio, Class 1	6,999,828	89,737,801
Seasons Series Trust SA T. Rowe Price Growth Stock Portfolio, Class 1	14,167,768	307,723,913
SunAmerica Series Trust SA AB Growth Portfolio, Class 1†	8,059,563	349,623,830
SunAmerica Series Trust SA Fidelity Institutional AM Real Estate Portfolio, Class 1	2,218,861	27,979,840
SunAmerica Series Trust SA Franklin Small Company Value Portfolio, Class 1	4,670,387	89,764,845
SunAmerica Series Trust SA Invesco Growth Opportunities Portfolio, Class 1	12,445,239	109,642,558
SunAmerica Series Trust SA Janus Focused Growth Portfolio, Class 1	6,153,606	85,412,050
SunAmerica Series Trust SA JPMorgan Equity-Income Portfolio, Class 1	11,791,903	394,557,079
SunAmerica Series Trust SA JPMorgan Mid Cap Growth Portfolio, Class 1	5,345,830	92,055,201
SunAmerica Series Trust SA Large Cap Growth Index Portfolio, Class 1	8,834,906	136,499,291
SunAmerica Series Trust SA Large Cap Index Portfolio, Class 1	47,540,232	1,026,869,009
SunAmerica Series Trust SA Large Cap Value Index Portfolio, Class 1	9,347,469	139,651,183
SunAmerica Series Trust SA Legg Mason BW Large Cap Value Portfolio, Class 1	12,267,370	244,488,678
SunAmerica Series Trust SA MFS Blue Chip Growth, Class 1	28,674,050	360,146,073
SunAmerica Series Trust SA MFS Massachusetts Investors Trust Portfolio, Class 1	14,368,944	321,864,337
SunAmerica Series Trust SA Mid Cap Index Portfolio, Class 1	8,221,053	86,156,635
SunAmerica Series Trust SA Small Cap Index Portfolio, Class 1	8,194,715	87,109,818

Security Description	Shares	Value (Note 2)
Domestic Equity Investment Companies (continued)
SunAmerica Series Trust SA WellsCap Aggressive Growth Portfolio, Class 1	2,204,944	$44,341,429

Total Domestic Equity Investment Companies (cost $5,201,652,733)		5,233,634,409

Domestic Fixed Income Investment Companies — 24.7%
Anchor Series Trust SA Wellington Government & Quality Bond Portfolio, Class 1	33,362,390	495,097,863
Seasons Series Trust SA Multi-Managed Diversified Fixed Income Portfolio, Class 1	58,409,322	665,866,268
Seasons Series Trust SA Wellington Real Return Portfolio, Class 1	22,193,204	208,616,113
SunAmerica Series Trust SA DFA Ultra Short Bond Portfolio, Class 1	10,952,669	116,536,396
SunAmerica Series Trust SA Federated Corporate Bond Portfolio, Class 1	29,448,009	376,934,512
SunAmerica Series Trust SA Fixed Income Index Portfolio, Class 1	16,494,361	164,613,719
SunAmerica Series Trust SA Fixed Income Intermediate Index Portfolio, Class 1	13,360,999	131,739,450
SunAmerica Series Trust SA JPMorgan MFS Core Bond Portfolio, Class 1	64,865,385	570,166,738
SunAmerica Series Trust SA PineBridge High-Yield Bond Portfolio, Class 1	13,161,941	70,942,864

Total Domestic Fixed Income Investment Companies (cost $2,870,477,741)		2,800,513,923

International Equity Investment Companies — 9.9%
Seasons Series Trust SA Multi-Managed International Equity Portfolio, Class 1	25,052,055	217,952,881
SunAmerica Series Trust SA Emerging Markets Equity Index, Class 1	3,085,657	43,353,476
SunAmerica Series Trust SA International Index Portfolio, Class 1	13,146,710	135,542,585
SunAmerica Series Trust SA JPMorgan Emerging Markets Portfolio, Class 1	6,860,263	55,019,307
SunAmerica Series Trust SA JPMorgan Global Equities Portfolio, Class 1	13,937,414	263,556,499
SunAmerica Series Trust SA Morgan Stanley International Equities Portfolio, Class 1	23,649,747	225,382,086
SunAmerica Series Trust SA Templeton Foreign Value Portfolio, Class 1	12,869,286	181,070,849

Total International Equity Investment Companies (cost $1,114,843,607)		1,121,877,683

459

SunAmerica Series Trust SA VCP Dynamic Allocation Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Shares/ Principal Amount	Value (Note 2)
AFFILIATED REGISTERED INVESTMENT COMPANIES@# (continued)
International Fixed Income Investment Companies — 0.3%
SunAmerica Series Trust SA Goldman Sachs Global Bond Portfolio, Class 1 (cost $40,333,166)	3,642,548	$38,902,411

Total Affiliated Registered Investment Companies (cost $9,227,307,247)		9,194,928,426

U.S. GOVERNMENT TREASURIES — 15.5%
United States Treasury Bonds — 0.06%
6.13% due 11/15/2027	$17,066,000	21,735,817
6.38% due 08/15/2027	17,421,000	22,439,065
6.75% due 08/15/2026	16,457,000	21,196,102

		65,370,984

United States Treasury Notes — 14.9%
1.50% due 08/15/2026(1)	166,655,600	154,625,149
1.63% due 02/15/2026(1)	69,938,200	65,840,259
1.63% due 05/15/2026	160,749,500	150,978,944
2.00% due 11/15/2026	182,591,700	175,252,370
2.25% due 02/15/2027	182,615,500	178,207,049
2.25% due 08/15/2027(1)	138,794,500	135,058,977
2.25% due 11/15/2027	135,271,300	131,403,386
2.38% due 05/15/2027	148,582,000	146,283,622
2.75% due 02/15/2028	101,222,300	102,266,155
2.88% due 05/15/2028	154,664,500	157,775,915
2.88% due 08/15/2028	155,184,000	158,305,866
3.13% due 11/15/2028	135,786,000	141,482,646

		1,697,480,338

Total U.S. Government Treasuries (cost $1,774,385,309)		1,762,851,322

Security Description	Shares	Value (Note 2)
OPTIONS - PURCHASED — 0.7%
Over the Counter Put Options - Purchased(4) (cost $138,409,569)	2,870,000	$75,786,521

Total Long-Term Investment Securities (cost $11,140,102,125)		11,033,566,269

SHORT-TERM INVESTMENT SECURITIES — 3.1%
Registered Investment Companies — 3.1%
AllianceBernstein Government STIF Portfolio, Class AB 2.45%(3) (cost $355,270,235)	355,270,235	355,270,235

TOTAL INVESTMENTS (cost $11,495,372,360)(2)	100.3%	11,388,836,504
Liabilities in excess of other assets	(0.3)	(34,832,999)

NET ASSETS	100.0%	$11,354,003,505

†	Non-income producing security
@	The SunAmerica Series Trust SA VCP Dynamic Allocation Portfolio invests in Class 1 shares of the underlying Portfolios, which are Portfolios of the SunAmerica Series Trust, Anchor Series Trust, and the Seasons Series Trust, some of which are not presented in this report. Additional information on the underlying Portfolios, including such portfolios’ prospectuses and shareholder reports are available on our website, www.aig.com/getprospectus.
#	See Note 8

STIF — Short-Term Index Fund

(1)	The security or a portion thereof was pledged as collateral to cover margin requirements for open futures contracts.
(2)	See Note 3 for cost of investments on a tax basis.
(3)	The rate shown is the 7-day yield as of January 31, 2019.

(4)	Purchased Options:

Over the Counter Put Options — Purchased

Issue	Counterparty	Expiration Month	Strike Price	Number of Contracts	Notional Amount*	Premiums Paid	Value at January 31, 2019	Unrealized Appreciation/ (Depreciation)
S&P 500 Index	Goldman Sachs International	June 2019	$2,400	420,000	$1,135,722,000	$17,179,428	$13,147,815	$(4,031,613)
S&P 500 Index	CitiBank N.A.	June 2019	2,400	110,000	297,451,000	8,391,119	3,443,475	(4,947,644)
S&P 500 Index	CitiBank N.A.	June 2019	2,400	180,000	486,738,000	12,302,550	5,634,778	(6,667,772)
S&P 500 Index	Goldman Sachs International	June 2019	2,400	440,000	1,189,804,000	28,768,608	13,773,902	(14,994,706)
S&P 500 Index	UBS AG	June 2019	2,150	400,000	1,081,640,000	19,826,600	4,982,976	(14,843,624)
S&P 500 Index	UBS AG	June 2019	2,150	140,000	378,574,000	6,535,508	1,744,042	(4,791,466)
S&P 500 Index	CitiBank N.A.	June 2019	2,150	110,000	297,451,000	2,962,982	1,370,318	(1,592,664)
S&P 500 Index	CitiBank N.A.	June 2019	2,150	130,000	351,533,000	3,308,214	1,619,467	(1,688,747)
S&P 500 Index	UBS AG	September 2019(5)	2,225	500,000	1,352,050,000	22,000,000	16,022,752	(5,977,248)
S&P 500 Index	CitiBank N.A.	September 2019(5)	2,225	290,000	784,189,000	12,200,445	9,293,196	(2,907,249)
S&P 500 Index	CitiBank N.A.	September 2019(5)	2,225	150,000	405,615,000	4,934,115	4,753,800	(180,315)

						$138,409,569	$75,786,521	$(62,623,048)

*	Notional amount is calculated by multiplying the number of contracts by the multiplier by the market value of the underlying security or index.
(5)	Illiquid security. At January 31, 2019, the aggregate value of these securities was $30,069,748 representing 0.3% of net assets.

460

SunAmerica Series Trust SA VCP Dynamic Allocation Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Futures Contracts

Number of Contracts	Type	Description	Expiration Month	Notional Basis*	Notional Value*	Unrealized Appreciation (Depreciation)

17,700	Long	S&P 500 E-Mini Index	March 2019	$2,239,628,646	$2,393,482,500	$153,853,854

*	Notional basis refers to the contractual amount agreed upon at inception of the open contract; notional value represents the current value of the open contract.

The following is a summary of the inputs used to value the Portfolio’s net assets as of January 31, 2019 (see Note 2):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ASSETS:
Investments at Value:*
Affiliated Registered Investment Companies	$9,194,928,426	$—	$—	$9,194,928,426
U.S. Government Treasuries	—	1,762,851,322	—	1,762,851,322
Options-Purchased	—	75,786,521	—	75,786,521
Short-Term Investment securities	355,270,235	—	—	355,270,235

Total Investments at Value	$9,550,198,661	$1,838,637,843	$—	$11,388,836,504

Other Financial Instruments:†
Futures Contracts	$153,853,854	$—	$—	$153,853,854

*	For a detailed presentation of investments, please refer to the Portfolio of Investments.
†	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forward, swap and written option contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

See Notes to Financial Statements

461

SunAmerica Series Trust SA VCP Dynamic Strategy Portfolio

PORTFOLIO PROFILE — January 31, 2019 — (unaudited)

Industry Allocation*

Domestic Equity Investment Companies	54.1%
Domestic Fixed Income Investment Companies	15.9
United States Treasury Notes	15.3
International Equity Investment Companies	10.0
Registered Investment Companies	2.8
International Fixed Income Investment Companies	0.8
Options Purchased	0.7
United States Treasury Bonds	0.7

100.3%

*	Calculated as a percentage of net assets

462

SunAmerica Series Trust SA VCP Dynamic Strategy Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019

Security Description	Shares	Value (Note 2)
AFFILIATED REGISTERED INVESTMENT COMPANIES #@ — 80.8%
Domestic Equity Investment Companies — 54.1%
Anchor Series Trust SA Wellington Capital Appreciation Portfolio, Class 1	731,174	$33,312,310
Seasons Series Trust SA Columbia Focused Value Portfolio, Class 1	5,482,987	95,020,159
Seasons Series Trust SA Multi-Managed Large Cap Growth Portfolio, Class 1	11,507,116	154,770,710
Seasons Series Trust SA Multi-Managed Large Cap Value Portfolio, Class 1	17,668,968	255,316,594
Seasons Series Trust SA Multi-Managed Mid Cap Growth Portfolio, Class 1	4,086,204	71,958,049
Seasons Series Trust SA Multi-Managed Mid Cap Value Portfolio, Class 1	2,791,849	42,352,356
Seasons Series Trust SA Multi-Managed Small Cap Portfolio, Class 1	10,406,746	133,414,482
SunAmerica Series Trust SA AB Growth Portfolio, Class 1	4,627,947	200,760,323
SunAmerica Series Trust SA AB Small & Mid Cap Value Portfolio, Class 1	5,820,988	80,737,104
SunAmerica Series Trust SA Dogs of Wall Street Portfolio, Class 1	11,330,845	151,040,158
SunAmerica Series Trust SA Fidelity Institutional AM Real Estate Portfolio, Class 1	2,231,808	28,143,098
SunAmerica Series Trust SA Franklin Small Company Value Portfolio, Class 1	1,775,085	34,117,129
SunAmerica Series Trust SA Invesco Growth Opportunities Portfolio, Class 1	2,656,065	23,399,929
SunAmerica Series Trust SA Janus Focused Growth Portfolio, Class 1	9,476,773	131,537,604
SunAmerica Series Trust SA JPMorgan Equity-Income Portfolio, Class 1	6,678,006	223,446,087
SunAmerica Series Trust SA JPMorgan Mid Cap Growth Portfolio, Class 1	3,464,375	59,656,537
SunAmerica Series Trust SA Large Cap Growth Index Portfolio, Class 1	5,855,883	90,473,390
SunAmerica Series Trust SA Large Cap Index Portfolio, Class 1	21,569,131	465,893,229
SunAmerica Series Trust SA Large Cap Value Index Portfolio, Class 1	5,034,047	75,208,655
SunAmerica Series Trust SA Legg Mason BW Large Cap Value Portfolio, Class 1	8,530,507	170,013,011
SunAmerica Series Trust SA MFS Blue Chip Growth, Class 1	11,868,663	149,070,402
SunAmerica Series Trust SA MFS Massachusetts Investors Trust Portfolio, Class 1	10,811,992	242,188,613
SunAmerica Series Trust SA Mid Cap Index Portfolio, Class 1	4,480,267	46,953,201
SunAmerica Series Trust SA Oppenheimer Main Street Large Cap Portfolio, Class 1	11,377,977	240,075,322

Security Description	Shares	Value (Note 2)
Domestic Equity Investment Companies (continued)
SunAmerica Series Trust SA Small Cap Index Portfolio, Class 1	4,351,895	$46,260,646

Total Domestic Equity Investment Companies (cost $3,220,872,781)		3,245,119,098

Domestic Fixed Income Investment Companies — 15.9%
Anchor Series Trust SA Wellington Government & Quality Bond Portfolio, Class 1	10,128,921	150,313,188
Seasons Series Trust SA Multi-Managed Diversified Fixed Income Portfolio, Class 1	11,055,671	126,034,647
Seasons Series Trust SA Wellington Real Return Portfolio, Class 1	8,026,688	75,450,868
SunAmerica Series Trust SA DFA Ultra Short Bond Portfolio, Class 1	3,793,607	40,363,973
SunAmerica Series Trust SA Federated Corporate Bond Portfolio, Class 1	10,410,176	133,250,253
SunAmerica Series Trust SA Fixed Income Index Portfolio, Class 1	8,298,683	82,820,858
SunAmerica Series Trust SA Fixed Income Intermediate Index Portfolio, Class 1	6,644,511	65,514,880
SunAmerica Series Trust SA JPMorgan MFS Core Bond Portfolio, Class 1	28,494,858	250,469,799
SunAmerica Series Trust SA PineBridge High-Yield Bond Portfolio, Class 1	5,597,024	30,167,959

Total Domestic Fixed Income Investment Companies (cost $976,630,569)		954,386,425

International Equity Investment Companies — 10.0%
Seasons Series Trust SA Multi-Managed International Equity Portfolio, Class 1	13,470,074	117,189,641
SunAmerica Series Trust SA Emerging Markets Equity Index, Class 1	2,065,077	29,014,332
SunAmerica Series Trust SA International Index Portfolio, Class 1	6,753,373	69,627,273
SunAmerica Series Trust SA JPMorgan Emerging Markets Portfolio, Class 1	2,872,843	23,040,198
SunAmerica Series Trust SA JPMorgan Global Equities Portfolio, Class 1	6,284,154	118,833,352
SunAmerica Series Trust SA Morgan Stanley International Equities Portfolio, Class 1	3,952,103	37,663,538
SunAmerica Series Trust SA Putnam International Growth and Income Portfolio, Class 1	8,828,117	83,425,706
SunAmerica Series Trust SA Templeton Foreign Value Portfolio, Class 1	8,594,307	120,921,896

Total International Equity Investment Companies (cost $612,618,244)		599,715,936

463

SunAmerica Series Trust SA VCP Dynamic Strategy Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Shares/ Principal Amount	Value (Note 2)
AFFILIATED REGISTERED INVESTMENT COMPANIES (continued)
International Fixed Income Investment Companies — 0.8%
SunAmerica Series Trust SA Goldman Sachs Global Bond Portfolio, Class 1 (cost $53,813,312)	4,721,627	$50,426,974

Total Affiliated Registered Investment Companies (cost $4,863,934,906)		4,849,648,433

U.S. GOVERNMENT TREASURIES — 16.0%
United States Treasury Bonds — 0.7%
6.13% due 11/15/2027	$9,218,000	11,740,347
6.38% due 08/15/2027	9,410,000	12,120,521
6.63% due 02/15/2027	1,467,700	1,898,665
6.75% due 08/15/2026	11,180,000	14,399,491

		40,159,024

United States Treasury Notes — 15.3%
1.50% due 08/15/2026(3)	112,296,400	104,190,004
1.63% due 02/15/2026(3)	21,926,600	20,641,838
1.63% due 05/15/2026	83,231,100	78,172,210
2.00% due 11/15/2026	95,980,800	92,122,822
2.25% due 02/15/2027(3)	101,353,000	98,906,276
2.25% due 08/15/2027	66,322,900	64,537,881
2.25% due 11/15/2027	72,909,000	70,824,258
2.38% due 05/15/2027	78,917,000	77,696,253
2.75% due 02/15/2028	84,621,800	85,494,462
2.88% due 05/15/2028	60,698,700	61,919,787
2.88% due 08/15/2028	83,861,300	85,548,354
3.13% due 11/15/2028	73,789,000	76,884,679

		916,938,824

Total U.S. Government Treasuries (cost $962,587,714)		957,097,848

Security Description	Shares	Value (Note 2)
OPTIONS - PURCHASED — 0.7%
Over the Counter Put Options - Purchased(4) (cost $72,412,639)	1,520,000	$40,227,305

Total Long-Term Investment Securities (cost $5,898,935,259)		5,846,973,586

SHORT-TERM INVESTMENT SECURITIES — 2.8%
Registered Investment Companies — 2.8%
AllianceBernstein Government STIF Portfolio, Class AB 2.45%(1) (cost $168,911,851)	168,911,851	168,911,851

TOTAL INVESTMENTS (cost $6,067,847,110)(2)	100.3%	6,015,885,437
Liabilities in excess of other assets	(0.3)	(16,401,697)

NET ASSETS	100.0%	$5,999,483,740

@	The SunAmerica Series Trust SA VCP Dynamic Strategy Portfolio invests in Class 1 shares of the underlying Portfolios, which are Portfolios of the SunAmerica Series Trust, Anchor Series Trust, and Seasons Series Trust, some of which are not presented in this report. Additional information on the underlying Portfolios, including such portfolios’ prospectuses and shareholder reports are available on our website, www.aig.com/getprospectus.
#	See Note 8
STIF	— Short-Term Investment Fund
(1)	The rate shown is the 7-day yield as of January 31, 2019.
(2)	See Note 3 for cost of investments on a tax basis.
(3)	The security or a portion thereof was pledged as collateral to cover margin requirements for open futures contracts.

(4)	Options — Purchased:

Over the Counter Put Options - Purchased

Issue	Counterparty	Expiration Month	Strike Price	Number of Contracts	Notional Amount*	Premiums Paid	Value at January 31, 2019	Unrealized Appreciation (Depreciation)
S&P 500 Index	Citibank, N.A.	June 2019	$2,400	60,000	$162,246,000	$4,576,974	$1,878,259	$(2,698,715)
S&P 500 Index	Citibank, N.A.	June 2019	2,400	90,000	243,369,000	6,151,275	2,817,389	(3,333,886)
S&P 500 Index	Citibank, N.A.	June 2019	2,150	50,000	135,205,000	1,346,810	622,872	(723,938)
S&P 500 Index	Citibank, N.A.	June 2019	2,150	70,000	189,287,000	1,781,346	872,021	(909,325)
S&P 500 Index	Citibank, N.A.	September 2019(5)	2,225	150,000	405,615,000	6,310,575	4,806,826	(1,503,749)
S&P 500 Index	Citibank, N.A.	September 2019(5)	2,225	80,000	216,328,000	2,631,528	2,535,360	(96,168)
S&P 500 Index	Goldman Sachs International	June 2019	2,400	230,000	621,943,000	9,407,782	7,199,994	(2,207,788)
S&P 500 Index	Goldman Sachs International	June 2019	2,400	190,000	513,779,000	12,422,808	5,947,821	(6,474,987)
S&P 500 Index	UBS AG	June 2019	2,150	210,000	567,861,000	10,408,965	2,616,062	(7,792,903)
S&P 500 Index	UBS AG	June 2019	2,150	80,000	216,328,000	3,734,576	996,595	(2,737,981)
S&P 500 Index	UBS AG	September 2019(5)	2,225	310,000	838,271,000	13,640,000	9,934,106	(3,705,894)

						$72,412,639	$40,227,305	$(32,185,334)

*	Notional amount is calculated by multiplying the number of contracts by the multiplier by the market value of the underlying security or index.

(5)	Illiquid security. At January 31, 2019, the aggregate value of these securities was $17,276,292 representing 0.3% of net assets.

464

SunAmerica Series Trust SA VCP Dynamic Strategy Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Futures Contracts

Number of Contracts	Type	Description	Expiration Month	Notional Basis*	Notional Value*	Unrealized Appreciation (Depreciation)

5,800	Long	S&P 500 E-Mini Index	March 2019	$726,841,532	$784,305,000	$57,463,468

*	Notional basis refers to the contractual amount agreed upon at inception of the open contract; notional value represents the current value of the open contract.

The following is a summary of the inputs used to value the Portfolio’s net assets as of January 31, 2019 (see Note 2):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ASSETS:
Investments at Value:*
Affiliated Registered Investment Companies	$4,849,648,433	$—	$—	$4,849,648,433
U.S. Government Treasuries	—	957,097,848	—	957,097,848
Options—Purchased	—	40,227,305	—	40,227,305
Short-Term Investment Securities	168,911,851	—	—	168,911,851

Total Investments at Value	$5,018,560,284	$997,325,153	$—	$6,015,885,437

Other Financial Instruments:†
Futures Contracts	$57,463,468	$—	$—	$57,463,468

*	For a detailed presentation of investments, please refer to the Portfolio of Investments.
†	Other financial instruments are derivative instruments, not reflected in the Portfolio of Investments, such as futures, forward, swap and written option contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

See Notes to Financial Statements

465

SunAmerica Series Trust SA VCP Index Allocation Portfolio

PORTFOLIO PROFILE — January 31, 2019 — (unaudited)

Industry Allocation*

Domestic Equity Investment Companies	49.9%
Domestic Fixed Income Investment Companies	22.1
Registered Investment Companies	16.4
International Equity Investment Companies	9.9
U.S. Government Treasuries	1.4
Options Purchased	0.1

99.8%

*	Calculated as a percentage of net assets

466

SunAmerica Series Trust SA VCP Index Allocation Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019

Security Description	Shares	Value (Note 2)
AFFILIATED REGISTERED INVESTMENT COMPANIES@# — 81.9%
Domestic Equity Investment Companies — 49.9%
SunAmerica Series Trust SA Large Cap Index Portfolio, Class 1	3,991,681	$86,220,306
SunAmerica Series Trust SA Mid Cap Index Portfolio, Class 1	1,438,859	15,079,247
SunAmerica Series Trust SA Small Cap Index Portfolio, Class 1	1,100,312	11,696,315

Total Domestic Equity Investment Companies (cost $120,881,363)		112,995,868

Domestic Fixed Income Investment Companies — 22.1%
SunAmerica Series Trust SA Fixed Income Index Portfolio, Class 1	3,077,564	30,714,090
SunAmerica Series Trust SA Fixed Income Intermediate Index Portfolio, Class 1	1,965,836	19,383,142

Total Domestic Equity Investment Companies (cost $50,154,921)		50,097,232

International Equity Investment Companies — 9.9%
SunAmerica Series Trust SA International Index Portfolio, Class 1 (cost $23,759,222)	2,162,724	22,297,681

Total Affiliated Registered Investment Companies (cost $194,795,506)		185,390,781

OPTIONS - PURCHASED — 0.1%
Exchanged-Traded Put Options-Purchased(1) (cost $962,024)	328	188,600

Total Long-Term Investment Securities (cost $195,757,530)		185,579,381

Security Description	Shares/ Principal Amount	Value (Note 2)
SHORT-TERM INVESTMENT SECURITIES — 17.8%
Registered Investment Companies — 16.4%
State Street Institutional U.S. Government Money Market Fund, Premier Class 2.32%(2)	37,169,309	$37,169,309
T. Rowe Price Treasury Reserve Fund 2.22%(2)	1,021	1,021

		37,170,330

U.S. Government Treasuries — 1.4%
United States Treasury Bills 2.32% due 03/07/2019(3)	$680,000	678,491
2.33% due 03/07/2019(3)	2,370,000	2,364,740
2.49% due 06/13/2019(3)	238,000	235,919

		3,279,150

Total Short-Term Investment Securities (cost $40,449,533)		40,449,480

TOTAL INVESTMENTS (cost $236,207,063)(4)	99.8%	226,028,861
Other assets less liabilities	0.2	342,451

NET ASSETS	100.0%	$226,371,312

@	The SunAmerica Series Trust SA VCP Index Allocation Portfolio invests in Class 1 shares of the underlying Portfolios, which are Portfolios of the SunAmerica Series Trust. Additional information on the underlying Portfolios, including such portfolios’ prospectuses and shareholder reports are available on our website, www.aig.com/get prospectus.
#	See Note 8
(1)	Options — Purchased

Exchanged-Traded Put Options - Purchased

Issue	Expiration Month	Strike Price	Number of Contracts	Notional Amount*	Premiums Paid	Value at January 31, 2019	Unrealized Appreciation (Depreciation)
S&P 500 Index	June 2019	$1,950	328	$88,694,480	$962,024	$188,600	$(773,424)

*	Notional amount is calculated by multiplying the number of contracts by the multiplier by the market value of the underlying security or index.

(2)	The rate shown is the 7-day yield as of January 31, 2019.
(3)	The security or a portion thereof was pledged as collateral to cover margin requirements for open futures contracts.

467

SunAmerica Series Trust SA VCP Index Allocation Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

(4)	See Note 3 for cost of investments on a tax basis.

Futures Contracts

Number of Contracts	Type	Description	Expiration Month	Notional Basis#	Notional Value#	Unrealized Appreciation (Depreciation)

75	Long	MSCI EAFE Index	March 2019	$6,632,264	$6,855,375	$223,111

46	Long	E-Mini Russell 2000 Index	March 2019	3,308,171	3,450,460	142,289

24	Long	S&P 400 E-Mini Index	March 2019	4,252,445	4,406,640	154,195

225	Long	S&P 500 E-Mini Index	March 2019	29,664,990	30,425,625	760,635

2	Short	U.S. Treasury 2 Year Notes	March 2019	424,184	424,656	(472)

2	Short	U.S. Treasury 5 Year Notes	March 2019	229,076	229,719	(643)

2	Short	U.S. Treasury 10 Year Notes	March 2019	243,903	244,937	(1,034)

						$1,278,081

#	Notional basis refers to the contractual amount agreed upon at inception of the open contract; notional value represents the current value of the open contract.

The following is a summary of the inputs used to value the Portfolio’s net assets as of January 31, 2019 (see Note 2):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ASSETS:
Investments at Value:*
Affiliated Registered Investment Companies	$185,390,781	$—	$—	$185,390,781
Options-Purchased	188,600	—	—	188,600
Short-Term Investment Securities:
Registered Investment Companies	37,170,330	—	—	37,170,330
U.S. Government Treasuries	—	3,279,150	—	3,279,150

Total Investments at Value	$222,749,711	$3,279,150	$—	$226,028,861

Other Financial Instruments:†
Futures Contracts	$1,280,230	$—	$—	$1,280,230

LIABILITIES:
Other Financial Instruments:†
Futures Contracts	$2,149	$—	$—	$2,149

*	For a detailed presentation of investments, please refer to the Portfolio of Investments.
†	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forward, swap and written option contracts, which are valued at the unrealized appreciation(depreciation) on the instrument.

See Notes to Financial Statements

468

SunAmerica Series Trust SA WellsCap Aggressive Growth Portfolio

PORTFOLIO PROFILE — January 31, 2019 — (unaudited)

Industry Allocation*

Medical Products	5.9%
Medical-Biomedical/Gene	5.7
Commercial Services-Finance	5.7
Enterprise Software/Service	5.5
Schools	4.4
Non-Hazardous Waste Disposal	4.2
Computer Services	4.0
Chemicals-Specialty	3.9
E-Commerce/Services	3.0
Therapeutics	2.7
Retail-Restaurants	2.6
Medical-HMO	2.3
Computers-Integrated Systems	2.3
Electric Products-Misc.	1.9
Web Hosting/Design	1.8
Casino Services	1.8
Office Automation & Equipment	1.8
Television	1.8
Retail-Apparel/Shoe	1.8
Aerospace/Defense	1.6
Entertainment Software	1.5
Resorts/Theme Parks	1.5
Commercial Services	1.5
Consulting Services	1.5
Wireless Equipment	1.5
Repurchase Agreements	1.4
Security Services	1.4
Aerospace/Defense-Equipment	1.4
Drug Delivery Systems	1.4
Internet Telephone	1.3
Hotels/Motels	1.2
Investment Management/Advisor Services	1.2
Transport-Truck	1.2
Finance-Consumer Loans	1.2
Electronic Components-Semiconductors	1.1
Patient Monitoring Equipment	1.1
Food-Misc./Diversified	1.0
Medical-Drugs	1.0
Beverages-Non-alcoholic	1.0
Computer Software	1.0
Building & Construction-Misc.	1.0
Diversified Manufacturing Operations	1.0
Oil Companies-Exploration & Production	0.9
Health Care Cost Containment	0.9
Building Products-Cement	0.9
Building-Mobile Home/Manufactured Housing	0.9
E-Commerce/Products	0.9
Distribution/Wholesale	0.8
Data Processing/Management	0.7
Finance-Credit Card	0.7
Veterinary Diagnostics	0.7

99.5%

*	Calculated as a percentage of net assets

469

SunAmerica Series Trust SA WellsCap Aggressive Growth Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019

Security Description	Shares	Value (Note 2)
COMMON STOCKS — 98.1%
Aerospace/Defense — 1.6%
Teledyne Technologies, Inc.†	8,000	$1,793,760

Aerospace/Defense-Equipment — 1.4%
Curtiss-Wright Corp.	13,643	1,548,753

Beverages-Non-alcoholic — 1.0%
National Beverage Corp.	13,904	1,165,711

Building & Construction-Misc. — 1.0%
Willscot Corp.†	109,497	1,122,344

Building Products-Cement — 0.9%
Vulcan Materials Co.	9,910	1,007,352

Building-Mobile Home/Manufactured Housing — 0.9%
Skyline Champion Corp.	55,020	993,661

Casino Services — 1.8%
Eldorado Resorts, Inc.†	44,370	2,068,529

Chemicals-Specialty — 3.9%
Ingevity Corp.†	20,780	1,954,774
Rogers Corp.†	8,782	1,114,524
Univar, Inc.†	65,269	1,359,553

		4,428,851

Commercial Services — 1.5%
Cintas Corp.	9,330	1,749,468

Commercial Services-Finance — 5.7%
Euronet Worldwide, Inc.†	14,290	1,643,493
MarketAxess Holdings, Inc.	4,720	1,013,714
Total System Services, Inc.	17,590	1,576,240
WEX, Inc.†	13,857	2,235,550

		6,468,997

Computer Services — 4.0%
EPAM Systems, Inc.†	14,998	2,121,917
Globant SA†	21,550	1,456,780
WNS Holdings, Ltd. ADR†	20,840	1,016,784

		4,595,481

Computer Software — 1.0%
Envestnet, Inc.†	21,390	1,160,408

Computers-Integrated Systems — 2.3%
Mercury Systems, Inc.†	26,050	1,527,311
NCR Corp.†	39,230	1,049,403

		2,576,714

Consulting Services — 1.5%
Gartner, Inc.†	12,470	1,694,548

Data Processing/Management — 0.7%
First Data Corp., Class A†	33,940	836,621

Distribution/Wholesale — 0.8%
SiteOne Landscape Supply, Inc.†	17,646	940,532

Diversified Manufacturing Operations — 1.0%
A.O. Smith Corp.	23,336	1,116,861

Drug Delivery Systems — 1.4%
DexCom, Inc.†	10,960	1,545,689

E-Commerce/Products — 0.9%
Wayfair, Inc., Class A†	9,025	987,877

E-Commerce/Services — 3.0%
Match Group, Inc.	30,340	1,622,887
MercadoLibre, Inc.†	5,058	1,841,112

		3,463,999

Security Description	Shares	Value (Note 2)
Electric Products-Misc. — 1.9%
Littelfuse, Inc.	6,295	$1,106,158
Novanta, Inc.†	15,480	1,078,646

		2,184,804

Electronic Components-Semiconductors — 1.1%
Advanced Micro Devices, Inc.†	53,110	1,296,415

Enterprise Software/Service — 5.5%
Black Knight, Inc.†	46,690	2,296,681
Ultimate Software Group, Inc.†	5,690	1,553,768
Veeva Systems, Inc., Class A†	22,900	2,497,474

		6,347,923

Entertainment Software — 1.5%
Take-Two Interactive Software, Inc.†	16,769	1,769,968

Finance-Consumer Loans — 1.2%
SLM Corp.†	123,660	1,324,399

Finance-Credit Card — 0.7%
Pagseguro Digital, Ltd., Class A†	37,760	814,483

Food-Misc./Diversified — 1.0%
Lamb Weston Holdings, Inc.	16,620	1,201,626

Health Care Cost Containment — 0.9%
HealthEquity, Inc.†	16,682	1,039,956

Hotels/Motels — 1.2%
Hilton Grand Vacations, Inc.†	46,150	1,400,191

Internet Telephone — 1.3%
Twilio, Inc., Class A†	13,390	1,490,575

Investment Management/Advisor Services — 1.2%
Raymond James Financial, Inc.	17,165	1,381,783

Medical Products — 5.9%
Avanos Medical, Inc.†	27,110	1,234,860
Haemonetics Corp.†	15,880	1,570,691
ICU Medical, Inc.†	7,490	1,863,512
iRhythm Technologies, Inc.†	17,910	1,522,350
Penumbra, Inc.†	4,200	611,142

		6,802,555

Medical-Biomedical/Gene — 5.7%
AnaptysBio, Inc.†	7,860	521,275
Bio-Rad Laboratories, Inc., Class A†	4,930	1,231,859
CRISPR Therapeutics AG†	13,915	451,263
Exact Sciences Corp.†	26,350	2,373,608
Guardant Health, Inc.†	12,296	496,021
Immunomedics, Inc.†	35,050	518,389
Intercept Pharmaceuticals, Inc.†	2,060	248,601
WaVe Life Sciences, Ltd.†	10,130	377,343
Zai Lab, Ltd. ADR†	10,690	288,523

		6,506,882

Medical-Drugs — 1.0%
Array BioPharma, Inc.†	62,636	1,169,414

Medical-HMO — 2.3%
WellCare Health Plans, Inc.†	9,630	2,662,502

Non-Hazardous Waste Disposal — 4.2%
Casella Waste Systems, Inc., Class A†	46,392	1,397,327
Waste Connections, Inc.	40,721	3,402,647

		4,799,974

Office Automation & Equipment — 1.8%
Zebra Technologies Corp., Class A†	11,830	2,053,688

470

SunAmerica Series Trust SA WellsCap Aggressive Growth Portfolio

PORTFOLIO OF INVESTMENTS — January 31, 2019 — (continued)

Security Description	Shares/ Principal Amount	Value (Note 2)
COMMON STOCKS (continued)
Oil Companies-Exploration & Production — 0.9%
Viper Energy Partners LP	33,320	$1,056,577

Patient Monitoring Equipment — 1.1%
Insulet Corp.†	15,430	1,252,762

Resort/Theme Parks — 1.5%
Vail Resorts, Inc.	9,392	1,768,138

Retail-Apparel/Shoe — 1.8%
Burlington Stores, Inc.†	11,765	2,020,168

Retail-Restaurants — 2.6%
Chipotle Mexican Grill, Inc.†	3,220	1,705,344
Domino’s Pizza, Inc.	4,430	1,256,924

		2,962,268

Schools — 4.4%
2U, Inc.†	24,250	1,378,613
Adtalem Global Education, Inc.†	33,500	1,638,150
Bright Horizons Family Solutions, Inc.†	17,851	2,066,967

		5,083,730

Security Services — 1.4%
Brink’s Co.	21,010	1,555,790

Television — 1.8%
World Wrestling Entertainment, Inc., Class A	24,820	2,043,679

Therapeutics — 2.7%
Flexion Therapeutics, Inc.†	38,640	567,622
GW Pharmaceuticals PLC ADR†	6,260	893,615
Mirati Therapeutics, Inc.†	9,730	642,958
Sarepta Therapeutics, Inc.†	7,170	1,001,721

		3,105,916

Security Description	Shares/ Principal Amount	Value (Note 2)
Transport-Truck — 1.2%
Saia, Inc.†	22,600	$1,355,322

Veterinary Diagnostics — 0.7%
Elanco Animal Health, Inc.†	26,928	785,759

Web Hosting/Design — 1.8%
Shopify, Inc., Class A†	12,540	2,112,614

Wireless Equipment — 1.5%
Motorola Solutions, Inc.	14,270	1,668,306

Total Long-Term Investment Securities (cost $94,040,193)		112,284,323

REPURCHASE AGREEMENTS — 1.4%
Agreement with Fixed Income Clearing Corp., bearing interest at 0.42% dated 01/31/2019, to be repurchased 02/01/2019 in the amount of $1,640,023 and collateralized by $1,640,000 of United States Treasury Notes, bearing interest at 2.88% due 05/31/2025 and having an approximate value of $1,676,992. (cost $1,640,000)	$1,640,000	1,640,000

TOTAL INVESTMENTS (cost $95,680,193)(1)	99.5%	113,924,323
Other assets less liabilities	0.5	565,691

NET ASSETS	100.0%	$114,490,014

†	Non-income producing security
(1)	See Note 3 for cost of investments on a tax basis.

ADR — American Depositary Receipt

The following is a summary of the inputs used to value the Portfolio’s net assets as of January 31, 2019 (see Note 2):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ASSETS:
Investments at Value:*
Common Stocks	$112,284,323	$—	$—	$112,284,323
Repurchase Agreements	—	1,640,000	—	1,640,000

Total Investments at Value	$112,284,323	$1,640,000	$—	$113,924,323

*	For a detailed presentation of investments, please refer to the Portfolio of Investments.

See Notes to Financial Statements

471

SUNAMERICA SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

January 31, 2019

	SA AB Growth	SA AB Small & Mid Cap Value	SA BlackRock VCP Global Multi Asset	SA Columbia Technology	SA DFA Ultra Short Bond
ASSETS:
Investments at value (unaffiliated)*	$1,427,375,554	$520,138,342	$585,229,442	$67,191,310	$410,696,654
Investments at value (affiliated)*	—	—	—	—	—
Repurchase agreements (cost approximates value)	—	—	—	1,969,000	—
Cash	113,838,949	3,653,603	136,772,829	952	—
Foreign cash*	—	—	1,802,800	—	—
Cash collateral for futures contracts	—	—	—	—	—
Cash collateral for centrally cleared swap contracts	—	—	—	—	—
Due from broker	—	—	10,943,381	—	—
Receivable for:
Fund shares sold	18,169	139,862	829,860	30	69,230
Dividends and interest	266,662	271,329	2,822,728	44	1,934,057
Investments sold	2,848,140	3,010,439	—	363,314	503,152
Investments sold on an extended settlement basis	—	—	—	—	—
Written options	—	—	—	—	—
Receipts on swap contracts	—	—	—	—	—
Prepaid expenses and other assets	68,308	20,531	6,196	6,207	7,878
Due from investment adviser for expense reimbursements/fee waivers	48,154	—	21,495	10,817	—
Deferred offering costs	—	—	—	—	—
Variation margin on futures contracts	—	—	1,309,344	—	—
Unrealized appreciation on forward foreign currency contracts	—	—	485,825	—	—
Swap premiums paid	—	—	—	—	—
Unrealized appreciation on swap contracts	—	—	—	—	—

Total assets	1,544,463,936	527,234,106	740,223,900	69,541,674	413,210,971

LIABILITIES:
Payable for:
Fund shares redeemed	540,110	297,647	190,282	26,665	1,428,303
Investments purchased	—	945,895	—	539,150	2,514,377
Investments purchased on an extended settlement basis	—	—	—	—	—
Reverse repurchase agreement	—	—	—	—	—
Payments on swap contracts	—	—	—	—	—
Interest on forward sales contracts	—	—	—	—	—
Investment advisory and management fees	761,764	397,431	522,120	54,386	158,190
Service fees — Class 2	9,345	1,374	—	529	1,901
Service fees — Class 3	83,947	88,661	152,840	10,111	39,058
Transfer agent fees	696	375	208	458	1,083
Trustees’ fees and expenses	6,872	4,286	6,051	—	3,223
Other accrued expenses	284,753	113,911	161,281	54,393	96,407
Accrued foreign tax on capital gains	—	—	—	—	—
Variation margin on futures contracts	—	—	—	—	—
Due to investment adviser from expense recoupment	—	—	—	—	—
Due to custodian	—	—	—	—	—
Due to broker	—	—	—	—	—
Forward sales contracts, at value#	—	—	—	—	—
Call and put options written, at value@	—	—	—	—	—
Unrealized depreciation on forward foreign currency contracts	—	—	367,015	—	—
Swap premiums received	—	—	—	—	—
Unrealized depreciation on swap contracts	—	—	—	—	—

Total liabilities	1,687,487	1,849,580	1,399,797	685,692	4,242,542

Net Assets	$1,542,776,449	$525,384,526	$738,824,103	$68,855,982	$408,968,429

* Cost
Investments (unaffiliated)	$1,268,865,186	$501,721,939	$583,613,734	$56,306,024	$410,857,687

Investments (affiliated)	$—	$—	$—	$—	$—

Foreign cash	$—	$—	$1,786,742	$—	$—

# Proceeds from forward sales contracts	$—	$—	$—	$—	$—

@ Premiums received on options written	$—	$—	$—	$—	$—

See Notes to Financial Statements

472

SUNAMERICA SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES (continued)

January 31, 2019

	SA AB Growth	SA AB Small & Mid Cap Value	SA BlackRock VCP Global Multi Asset	SA Columbia Technology	SA DFA Ultra Short Bond
NET ASSETS REPRESENTED BY:
Paid-in capital	$1,298,299,528	$501,916,755	$753,660,697	$49,585,488	$409,588,201
Total distributable earnings (loss)	244,476,921	23,467,771	(14,836,594)	19,270,494	(619,772)

Net Assets	$1,542,776,449	$525,384,526	$738,824,103	$68,855,982	$408,968,429

Class 1 (unlimited shares authorized):
Net assets	$1,054,211,704	$80,717,850	$121,354	$13,143,380	$208,490,288
Shares of beneficial interest issued and outstanding	24,303,859	5,820,988	11,594	2,093,270	19,601,017
Net asset value, offering and redemption price per share	$43.38	$13.87	$10.47	$6.28	$10.64

Class 2 (unlimited shares authorized):
Net assets	$76,459,974	$11,091,378	$—	$4,453,705	$15,715,294
Shares of beneficial interest issued and outstanding	1,777,113	799,289	—	733,081	1,495,545
Net asset value, offering and redemption price per share	$43.02	$13.88	$—	$6.08	$10.51

Class 3 (unlimited shares authorized):
Net assets	$412,104,771	$433,575,298	$738,702,749	$51,258,897	$184,762,847
Shares of beneficial interest issued and outstanding	9,707,070	31,523,047	70,467,309	8,617,924	17,731,532
Net asset value, offering and redemption price per share	$42.45	$13.75	$10.48	$5.95	$10.42

See Notes to Financial Statements

473

SUNAMERICA SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

January 31, 2019

	SA Dogs of Wall Street	SA Emerging Markets Equity Index†	SA Federated Corporate Bond	SA Fidelity Institutional AMSM Real Estate†	SA Fixed Income Index
ASSETS:
Investments at value (unaffiliated)*	$345,715,587	$78,947,986	$1,421,004,239	$267,952,972	$412,681,584
Investments at value (affiliated)*	—	—	—	—	—
Repurchase agreements (cost approximates value)	1,217,000	—	—	—	9,255,000
Cash	732	7,934,357	7,404,501	2,937,843	356
Foreign cash*	—	600,597	—	—	—
Cash collateral for futures contracts	—	—	—	—	—
Cash collateral for centrally cleared swap contracts	—	—	—	—	—
Due from broker	—	37	—	—	—
Receivable for:
Fund shares sold	49,741	26,284	29,385	12,437	453,335
Dividends and interest	758,562	136,978	18,044,463	83,976	3,196,934
Investments sold	—	—	2,438,324	815,682	—
Investments sold on an extended settlement basis	—	—	—	—	—
Written options	—	—	—	—	—
Receipts on swap contracts	—	—	—	—	—
Prepaid expenses and other assets	5,293	8	71,809	8,366	1,198
Due from investment adviser for expense reimbursements/fee waivers	—	39,304	—	—	27,095
Deferred offering costs	—	10,095	—	—	—
Variation margin on futures contracts	—	77,740	10,000	—	—
Unrealized appreciation on forward foreign currency contracts	—	—	—	—	—
Swap premiums paid	—	—	—	—	—
Unrealized appreciation on swap contracts	—	—	—	—	—

Total assets	347,746,915	87,773,386	1,449,002,721	271,811,276	425,615,502

LIABILITIES:
Payable for:
Fund shares redeemed	206,574	26,095	782,736	166,678	103,501
Investments purchased	—	6,906	489,244	725,732	2,049,310
Investments purchased on an extended settlement basis	—	1,080	3,225,156	—	—
Reverse repurchase agreement	—	—	—	—	—
Payments on swap contracts	—	—	—	—	—
Interest on forward sales contracts	—	—	—	—	—
Investment advisory and management fees	171,174	31,561	626,822	166,058	107,199
Service fees — Class 2	757	—	2,252	580	—
Service fees — Class 3	32,071	133	162,324	36,751	1,869
Transfer agent fees	542	184	792	500	688
Trustees’ fees and expenses	2,857	650	12,039	2,152	3,238
Other accrued expenses	77,628	178,102	265,558	76,240	137,492
Accrued foreign tax on capital gains	—	—	—	—	—
Variation margin on futures contracts	—	—	—	—	—
Due to investment adviser from expense recoupment	—	—	—	—	—
Due to custodian	—	—	—	—	—
Due to broker	—	—	37,517	—	—
Forward sales contracts, at value#	—	—	—	—	—
Call and put options written, at value@	—	—	—	—	—
Unrealized depreciation on forward foreign currency contracts	—	—	—	—	—
Swap premiums received	—	—	—	—	—
Unrealized depreciation on swap contracts	—	—	—	—	—

Total liabilities	491,603	244,711	5,604,440	1,174,691	2,403,297

Net Assets	$347,255,312	$87,528,675	$1,443,398,281	$270,636,585	$423,212,205

* Cost
Investments (unaffiliated)	$316,550,885	$82,408,627	$1,432,452,302	$253,654,407	$414,454,873

Investments (affiliated)	$—	$—	$—	$—	$—

Foreign cash	$—	$586,514	$—	$—	$—

# Proceeds from forward sales contracts	$—	$—	$—	$—	$—

@ Premiums received on options written	$—	$—	$—	$—	$—

†	See Note 1

See Notes to Financial Statements

474

SUNAMERICA SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES (continued)

January 31, 2019

	SA Dogs of Wall Street	SA Emerging Markets Equity Index†	SA Federated Corporate Bond	SA Fidelity Institutional AMSM Real Estate†	SA Fixed Income Index
NET ASSETS REPRESENTED BY:
Paid-in capital	$288,769,500	$93,218,663	$1,395,990,025	$253,719,595	$424,966,248
Total distributable earnings (loss)	58,485,812	(5,689,988)	47,408,256	16,916,990	(1,754,043)

Net Assets	$347,255,312	$87,528,675	$1,443,398,281	$270,636,585	$423,212,205

Class 1 (unlimited shares authorized):
Net assets	$184,706,308	$86,851,343	$651,912,126	$81,477,580	$413,643,557
Shares of beneficial interest issued and outstanding	13,858,756	6,183,762	50,940,882	6,461,822	41,461,885
Net asset value, offering and redemption price per share	$13.33	$14.05	$12.80	$12.61	$9.98

Class 2 (unlimited shares authorized):
Net assets	$6,108,665	$—	$17,851,762	$4,776,742	$—
Shares of beneficial interest issued and outstanding	459,251	—	1,395,478	379,859	—
Net asset value, offering and redemption price per share	$13.30	$—	$12.79	$12.58	$—

Class 3 (unlimited shares authorized):
Net assets	$156,440,339	$677,332	$773,634,393	$184,382,263	$9,568,648
Shares of beneficial interest issued and outstanding	11,863,539	48,247	60,873,597	14,775,477	959,702
Net asset value, offering and redemption price per share	$13.19	$14.04	$12.71	$12.48	$9.97

†	See Note 1

See Notes to Financial Statements

475

SUNAMERICA SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

January 31, 2019

	SA Fixed Income Intermediate Index	SA Franklin Small Company Value	SA Global Index Allocation 60/40†	SA Global Index Allocation 75/25†	SA Global Index Allocation 90/10†
ASSETS:
Investments at value (unaffiliated)*	$279,837,176	$322,848,929	$—	$—	$—
Investments at value (affiliated)*	—	—	16,379,551	21,231,840	73,891,321
Repurchase agreements (cost approximates value)	4,391,000	1,613,000	—	—	—
Cash	704	977	—	—	—
Foreign cash*	—	74,422	—	—	—
Cash collateral for futures contracts	—	—	—	—	—
Cash collateral for centrally cleared swap contracts	—	—	—	—	—
Due from broker	—	—	—	—	—
Receivable for:
Fund shares sold	277,318	53,771	1,030	368,117	123,102
Dividends and interest	1,780,542	196,830	—	—	—
Investments sold	—	9,044,058	—	—	—
Investments sold on an extended settlement basis	—	—	—	—	—
Written options	—	—	—	—	—
Receipts on swap contracts	—	—	—	—	—
Prepaid expenses and other assets	867	5,306	—	—	—
Due from investment adviser for expense reimbursements/fee waivers	61,114	26,290	16,667	15,418	14,535
Deferred offering costs	—	—	6,096	6,096	6,096
Variation margin on futures contracts	—	—	—	—	—
Unrealized appreciation on forward foreign currency contracts	—	—	—	—	—
Swap premiums paid	—	—	—	—	—
Unrealized appreciation on swap contracts	—	—	—	—	—

Total assets	286,348,721	333,863,583	16,403,344	21,621,471	74,035,054

LIABILITIES:
Payable for:
Fund shares redeemed	74,781	112,911	764	2,495	1,134
Investments purchased	—	5,777,623	266	365,622	121,968
Investments purchased on an extended settlement basis	—	—	—	—	—
Reverse repurchase agreement	—	—	—	—	—
Payments on swap contracts	—	—	—	—	—
Interest on forward sales contracts	—	—	—	—	—
Investment advisory and management fees	72,449	259,488	1,229	1,588	5,809
Service fees — Class 2	—	—	—	—	—
Service fees — Class 3	2,111	39,627	3,051	3,947	14,499
Transfer agent fees	673	500	89	78	113
Trustees’ fees and expenses	2,511	2,750	188	410	423
Other accrued expenses	95,769	87,309	54,038	53,556	50,339
Accrued foreign tax on capital gains	—	—	—	—	—
Variation margin on futures contracts	—	—	—	—	—
Due to investment adviser from expense recoupment	—	—	—	—	—
Due to custodian	—	—	—	—	—
Due to broker	—	—	—	—	—
Forward sales contracts, at value#	—	—	—	—	—
Call and put options written, at value@	—	—	—	—	—
Unrealized depreciation on forward foreign currency contracts	—	—	—	—	—
Swap premiums received	—	—	—	—	—
Unrealized depreciation on swap contracts	—	—	—	—	—

Total liabilities	248,294	6,280,208	59,625	427,696	194,285

Net Assets	$286,100,427	$327,583,375	$16,343,719	$21,193,775	$73,840,769

* Cost
Investments (unaffiliated)	$282,277,598	$312,783,325	$—	$—	$—

Investments (affiliated)	$—	$—	$16,875,705	$22,029,928	$77,980,247

Foreign cash	$—	$74,527	$—	$—	$—

# Proceeds from forward sales contracts	$—	$—	$—	$—	$—

@ Premiums received on options written	$—	$—	$—	$—	$—

†	See Note 1

See Notes to Financial Statements

476

SUNAMERICA SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES (continued)

January 31, 2019

	SA Fixed Income Intermediate Index	SA Franklin Small Company Value	SA Global Index Allocation 60/40†	SA Global Index Allocation 75/25†	SA Global Index Allocation 90/10†
NET ASSETS REPRESENTED BY:
Paid-in capital	$289,115,309	$268,532,933	$16,874,195	$22,046,321	$77,590,955
Total distributable earnings (loss)	(3,014,882)	59,050,442	(530,476)	(852,546)	(3,750,186)

Net Assets	$286,100,427	$327,583,375	$16,343,719	$21,193,775	$73,840,769

Class 1 (unlimited shares authorized):
Net assets	$275,674,608	$133,393,844	$99,270	$113,976	$114,172
Shares of beneficial interest issued and outstanding	27,955,577	6,939,864	6,884	7,979	8,089
Net asset value, offering and redemption price per share	$9.86	$19.22	$14.42	$14.28	$14.11

Class 2 (unlimited shares authorized):
Net assets	$—	$—	$—	$—	$—
Shares of beneficial interest issued and outstanding	—	—	—	—	—
Net asset value, offering and redemption price per share	$—	$—	$—	$—	$—

Class 3 (unlimited shares authorized):
Net assets	$10,425,819	$194,189,531	$16,244,449	$21,079,799	$73,726,597
Shares of beneficial interest issued and outstanding	1,057,642	10,205,375	1,124,961	1,473,157	5,215,801
Net asset value, offering and redemption price per share	$9.86	$19.03	$14.44	$14.31	$14.14

†	See Note 1

See Notes to Financial Statements

477

SUNAMERICA SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

January 31, 2019

	SA Goldman Sachs Global Bond	SA Goldman Sachs Multi-Asset Insights	SA Index Allocation 60/40	SA Index Allocation 80/20	SA Index Allocation 90/10
ASSETS:
Investments at value (unaffiliated)*	$388,748,762	$21,587,901	$—	$—	$—
Investments at value (affiliated)*	—	—	82,193,142	167,865,169	459,516,229
Repurchase agreements (cost approximates value)	—	—	—	—	—
Cash	8,197	14,068	—	—	—
Foreign cash*	72,300	84,192	—	—	—
Cash collateral for futures contracts	—	—	—	—	—
Cash collateral for centrally cleared swap contracts	440,000	—	—	—	—
Due from broker	4,699,786	495,703	—	—	—
Receivable for:
Fund shares sold	69,762	—	299,072	1,627,719	589,344
Dividends and interest	2,226,937	30,941	—	—	—
Investments sold	—	127	—	—	—
Investments sold on an extended settlement basis	58,546	30,631	—	—	—
Written options	—	—	—	—	—
Receipts on swap contracts	31,687	8,206	—	—	—
Prepaid expenses and other assets	5,709	358	336	341	315
Due from investment adviser for expense reimbursements/fee waivers	—	10,975	—	—	—
Deferred offering costs	—	—	—	—	—
Variation margin on futures contracts	234,427	51,227	—	—	—
Unrealized appreciation on forward foreign currency contracts	2,234,402	44	—	—	—
Swap premiums paid	1,577,008	—	—	—	—
Unrealized appreciation on swap contracts	2,202,477	—	—	—	—

Total assets	402,610,000	22,314,373	82,492,550	169,493,229	460,105,888

LIABILITIES:
Payable for:
Fund shares redeemed	199,221	822	1,427	22,452	462,769
Investments purchased	1,255,575	51,660	297,645	1,605,267	126,575
Investments purchased on an extended settlement basis	248,653	33,395	—	—	—
Reverse repurchase agreement	—	—	—	—	—
Payments on swap contracts	40,641	—	—	—	—
Interest on forward sales contracts	—	—	—	—	—
Investment advisory and management fees	203,944	11,865	6,616	13,412	37,217
Service fees — Class 2	677	—	—	—	—
Service fees — Class 3	56,887	4,215	16,510	33,304	92,688
Transfer agent fees	625	250	226	184	178
Trustees’ fees and expenses	3,339	938	573	1,158	3,281
Other accrued expenses	305,228	46,810	39,861	43,475	56,748
Accrued foreign tax on capital gains	—	—	—	—	—
Variation margin on futures contracts	166,471	60	—	—	—
Due to investment adviser from expense recoupment	—	—	4,833	8,160	—
Due to custodian	—	—	—	—	—
Due to broker	—	—	—	—	—
Forward sales contracts, at value#	—	—	—	—	—
Call and put options written, at value@	254,548	—	—	—	—
Unrealized depreciation on forward foreign currency contracts	3,180,019	—	—	—	—
Swap premiums received	984,677	56,491	—	—	—
Unrealized depreciation on swap contracts	2,002,823	14,511	—	—	—

Total liabilities	8,903,328	221,017	367,691	1,727,412	779,456

Net Assets	$393,706,672	$22,093,356	$82,124,859	$167,765,817	$459,326,432

* Cost
Investments (unaffiliated)	$383,616,188	$21,543,277	$—	$—	$—

Investments (affiliated)	$—	$—	$84,618,782	$173,725,066	$479,371,129

Foreign cash	$69,156	$83,537	$—	$—	$—

# Proceeds from forward sales contracts	$—	$—	$—	$—	$—

@ Premiums received on options written	$157,218	$—	$—	$—	$—

See Notes to Financial Statements

478

SUNAMERICA SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES (continued)

January 31, 2019

	SA Goldman Sachs Global Bond	SA Goldman Sachs Multi-Asset Insights	SA Index Allocation 60/40	SA Index Allocation 80/20	SA Index Allocation 90/10
NET ASSETS REPRESENTED BY:
Paid-in capital	$421,016,739	$22,582,702	$83,901,028	$171,764,541	$473,391,077
Total distributable earnings (loss)	(27,310,067)	(489,346)	(1,776,169)	(3,998,724)	(14,064,645)

Net Assets	$393,706,672	$22,093,356	$82,124,859	$167,765,817	$459,326,432

Class 1 (unlimited shares authorized):
Net assets	$118,670,757	$108,387	$148,001	$1,099,116	$1,736,829
Shares of beneficial interest issued and outstanding	11,113,585	11,013	14,004	102,076	160,078
Net asset value, offering and redemption price per share	$10.68	$9.84	$10.57	$10.77	$10.85

Class 2 (unlimited shares authorized):
Net assets	$5,335,972	$—	$—	$—	$—
Shares of beneficial interest issued and outstanding	504,288	—	—	—	—
Net asset value, offering and redemption price per share	$10.58	$—	$—	$—	$—

Class 3 (unlimited shares authorized):
Net assets	$269,699,943	$21,984,969	$81,976,858	$166,666,701	$457,589,603
Shares of beneficial interest issued and outstanding	25,755,263	2,234,142	7,741,334	15,446,008	42,067,769
Net asset value, offering and redemption price per share	$10.47	$9.84	$10.59	$10.79	$10.88

See Notes to Financial Statements

479

SUNAMERICA SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

January 31, 2019

	SA International Index	SA Invesco Growth Opportunities	SA Invesco VCP Equity-Income	SA Janus Focused Growth	SA JPMorgan Diversified Balanced†
ASSETS:
Investments at value (unaffiliated)*	$328,534,745	$290,240,206	$1,384,376,310	$379,756,260	$253,555,110
Investments at value (affiliated)*	—	—	—	—	—
Repurchase agreements (cost approximates value)	75,011,000	—	—	—	—
Cash	14	12,010,167	97,377,507	36,343	4,223,118
Foreign cash*	1,229,999	—	142,190	—	213,816
Cash collateral for futures contracts	—	—	—	—	299,000
Cash collateral for centrally cleared swap contracts	—	—	—	—	—
Due from broker	6	—	—	—	402,199
Receivable for:
Fund shares sold	539,928	1,388	740,640	27,186	6,478
Dividends and interest	1,235,633	37,130	3,657,694	177,962	733,111
Investments sold	173	4,000,219	3,415,767	—	4,762,031
Investments sold on an extended settlement basis	23,533	—	—	—	3,799,358
Written options	—	—	—	—	—
Receipts on swap contracts	—	—	—	—	—
Prepaid expenses and other assets	1,298	6,615	13,739	5,626	10,620
Due from investment adviser for expense reimbursements/fee waivers	10,724	—	121,828	59,083	27,106
Deferred offering costs	—	—	—	—	—
Variation margin on futures contracts	17,560	—	445,500	—	429,720
Unrealized appreciation on forward foreign currency contracts	—	—	445,566	—	—
Swap premiums paid	—	—	—	—	—
Unrealized appreciation on swap contracts	—	—	—	—	—

Total assets	406,604,613	306,295,725	1,490,736,741	380,062,460	268,461,667

LIABILITIES:
Payable for:
Fund shares redeemed	77,620	207,488	229,947	127,025	106,276
Investments purchased	—	1,079,671	3,193,770	7,465,244	3,471,332
Investments purchased on an extended settlement basis	—	—	—	—	4,416,668
Reverse repurchase agreement	—	—	—	—	—
Payments on swap contracts	—	—	—	—	—
Interest on forward sales contracts	—	—	—	—	—
Investment advisory and management fees	132,853	182,355	1,045,401	255,699	136,940
Service fees — Class 2	—	371	—	1,068	1,383
Service fees — Class 3	310	30,335	306,755	25,163	36,521
Transfer agent fees	660	662	250	542	625
Trustees’ fees and expenses	2,984	2,475	12,232	3,016	1,940
Other accrued expenses	185,604	72,916	238,949	88,600	192,473
Accrued foreign tax on capital gains	—	—	—	—	—
Variation margin on futures contracts	—	—	—	—	120,340
Due to investment adviser from expense recoupment	—	—	—	—	—
Due to custodian	—	—	—	—	—
Due to broker	—	—	—	—	—
Forward sales contracts, at value#	—	—	—	—	—
Call and put options written, at value@	—	—	—	—	—
Unrealized depreciation on forward foreign currency contracts	—	—	1,469,371	—	—
Swap premiums received	—	—	—	—	—
Unrealized depreciation on swap contracts	—	—	—	—	—

Total liabilities	400,031	1,576,273	6,496,675	7,966,357	8,484,498

Net Assets	$406,204,582	$304,719,452	$1,484,240,066	$372,096,103	$259,977,169

* Cost
Investments (unaffiliated)	$327,601,172	$257,527,717	$1,323,284,808	$305,459,510	$257,159,432

Investments (affiliated)	$—	$—	$—	$—	$—

Foreign cash	$1,209,670	$—	$141,740	$—	$211,231

# Proceeds from forward sales contracts	$—	$—	$—	$—	$—

@ Premiums received on options written	$—	$—	$—	$—	$—

†	See Note 1

See Notes to Financial Statements

480

SUNAMERICA SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES (continued)

January 31, 2019

	SA International Index	SA Invesco Growth Opportunities	SA Invesco VCP Equity-Income	SA Janus Focused Growth	SA JPMorgan Diversified Balanced†
NET ASSETS REPRESENTED BY:
Paid-in capital	$408,613,678	$232,016,869	$1,423,098,237	$277,114,299	$244,936,201
Total distributable earnings (loss)	(2,409,096)	72,702,583	61,141,829	94,981,804	15,040,968

Net Assets	$406,204,582	$304,719,452	$1,484,240,066	$372,096,103	$259,977,169

Class 1 (unlimited shares authorized):
Net assets	$404,611,287	$151,041,795	$130,407	$240,132,360	$71,181,118
Shares of beneficial interest issued and outstanding	39,227,787	17,153,853	10,662	17,308,117	3,870,413
Net asset value, offering and redemption price per share	$10.31	$8.81	$12.23	$13.87	$18.39

Class 2 (unlimited shares authorized):
Net assets	$—	$2,977,190	$—	$8,689,418	$11,097,811
Shares of beneficial interest issued and outstanding	—	353,752	—	641,869	604,756
Net asset value, offering and redemption price per share	$—	$8.42	$—	$13.54	$18.35

Class 3 (unlimited shares authorized):
Net assets	$1,593,295	$150,700,467	$1,484,109,659	$123,274,325	$177,698,240
Shares of beneficial interest issued and outstanding	154,560	18,409,848	121,116,036	9,271,674	9,728,296
Net asset value, offering and redemption price per share	$10.31	$8.19	$12.25	$13.30	$18.27

†	See Note 1

See Notes to Financial Statements

481

SUNAMERICA SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

January 31, 2019

	SA JPMorgan Emerging Markets	SA JPMorgan Equity- Income	SA JPMorgan Global Equities	SA JPMorgan MFS Core Bond	SA JPMorgan Mid-Cap Growth
ASSETS:
Investments at value (unaffiliated)*	$253,604,637	$1,028,024,640	$458,396,556	$1,783,611,558	$362,522,853
Investments at value (affiliated)*	—	—	—	—	—
Repurchase agreements (cost approximates value)	—	—	6,051,000	—	10,108,000
Cash	1,392,966	3,475,355	208	753,229	586
Foreign cash*	844,174	—	146,810	—	—
Cash collateral for futures contracts	—	—	—	—	—
Cash collateral for centrally cleared swap contracts	—	—	—	—	—
Due from broker	—	—	—	42	—
Receivable for:
Fund shares sold	2,252	75,464	1,672	33,590	146,667
Dividends and interest	412,073	1,426,430	524,149	10,181,216	5,549
Investments sold	1,006,814	3,545,592	—	159,395	141,180
Investments sold on an extended settlement basis	—	—	—	2,021,311	—
Written options	—	—	—	—	—
Receipts on swap contracts	—	—	—	—	—
Prepaid expenses and other assets	6,570	9,204	6,912	10,277	9,407
Due from investment adviser for expense reimbursements/fee waivers	45,908	—	—	306,956	—
Deferred offering costs	—	—	—	—	—
Variation margin on futures contracts	—	—	—	194,899	—
Unrealized appreciation on forward foreign currency contracts	—	—	—	—	—
Swap premiums paid	—	—	—	—	—
Unrealized appreciation on swap contracts	—	—	—	—	—

Total assets	257,315,394	1,036,556,685	465,127,307	1,797,272,473	372,934,242

LIABILITIES:
Payable for:
Fund shares redeemed	104,365	334,342	137,995	475,932	181,843
Investments purchased	1,049,865	1,661,895	—	3,478,797	1,283,460
Investments purchased on an extended settlement basis	36,770	—	—	12,511,951	—
Reverse repurchase agreement	—	—	—	—	—
Payments on swap contracts	—	—	—	—	—
Interest on forward sales contracts	—	—	—	—	—
Investment advisory and management fees	228,406	467,999	277,193	902,183	227,488
Service fees — Class 2	396	1,212	466	964	1,709
Service fees — Class 3	26,794	45,046	7,015	177,560	29,617
Transfer agent fees	708	792	583	791	844
Trustees’ fees and expenses	2,003	8,629	3,912	15,054	2,977
Other accrued expenses	428,407	158,481	110,340	373,366	94,156
Accrued foreign tax on capital gains	190,547	—	—	—	—
Variation margin on futures contracts	—	—	—	118,922	—
Due to investment adviser from expense recoupment	—	—	—	—	—
Due to custodian	—	—	—	—	—
Due to broker	—	—	—	—	—
Forward sales contracts, at value#	—	—	—	—	—
Call and put options written, at value@	—	—	—	—	—
Unrealized depreciation on forward foreign currency contracts	—	—	—	—	—
Swap premiums received	—	—	—	—	—
Unrealized depreciation on swap contracts	—	—	—	—	—

Total liabilities	2,068,261	2,678,396	537,504	18,055,520	1,822,094

Net Assets	$255,247,133	$1,033,878,289	$464,589,803	$1,779,216,953	$371,112,148

* Cost
Investments (unaffiliated)	$222,638,332	$833,985,074	$417,897,451	$1,811,379,618	$308,523,317

Investments (affiliated)	$—	$—	$—	$—	$—

Foreign cash	$869,763	$—	$146,729	$—	$—

# Proceeds from forward sales contracts	$—	$—	$—	$—	$—

@ Premiums received on options written	$—	$—	$—	$—	$—

See Notes to Financial Statements

482

SUNAMERICA SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES (continued)

January 31, 2019

	SA JPMorgan Emerging Markets	SA JPMorgan Equity- Income	SA JPMorgan Global Equities	SA JPMorgan MFS Core Bond	SA JPMorgan Mid-Cap Growth
NET ASSETS REPRESENTED BY:
Paid-in capital	$269,926,492	$743,225,722	$387,728,467	$1,796,606,058	$285,171,435
Total distributable earnings (loss)	(14,679,359)	290,652,567	76,861,336	(17,389,105)	85,940,713

Net Assets	$255,247,133	$1,033,878,289	$464,589,803	$1,779,216,953	$371,112,148

Class 1 (unlimited shares authorized):
Net assets	$118,832,120	$805,291,413	$426,557,982	$931,053,638	$209,125,883
Shares of beneficial interest issued and outstanding	14,823,219	24,063,681	22,562,652	105,902,823	12,143,325
Net asset value, offering and redemption price per share	$8.02	$33.47	$18.91	$8.79	$17.22

Class 2 (unlimited shares authorized):
Net assets	$3,271,795	$9,761,063	$3,743,499	$7,626,488	$14,191,947
Shares of beneficial interest issued and outstanding	410,078	292,030	198,522	870,520	856,815
Net asset value, offering and redemption price per share	$7.98	$33.42	$18.86	$8.76	$16.56

Class 3 (unlimited shares authorized):
Net assets	$133,143,218	$218,825,813	$34,288,322	$840,536,827	$147,794,318
Shares of beneficial interest issued and outstanding	16,826,963	6,578,889	1,829,565	96,609,751	9,141,222
Net asset value, offering and redemption price per share	$7.91	$33.26	$18.74	$8.70	$16.17

See Notes to Financial Statements

483

SUNAMERICA SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

January 31, 2019

	SA Large Cap Growth Index†	SA Large Cap Index	SA Large Cap Value Index†	SA Legg Mason BW Large Cap Value	SA Legg Mason Tactical Opportunities
ASSETS:
Investments at value (unaffiliated)*	$247,014,326	$2,012,422,539	$235,173,234	$1,356,533,371	$34,626,197
Investments at value (affiliated)*	—	3,276,229	813,545	—	—
Repurchase agreements (cost approximates value)	—	61,257,000	—	—	—
Cash	—	618	—	—	12,837
Foreign cash*	—	—	—	—	7,148
Cash collateral for futures contracts	—	—	—	—	—
Cash collateral for centrally cleared swap contracts	—	—	—	—	—
Due from broker	11,588	2,018,625	—	—	61,719
Receivable for:
Fund shares sold	1,562	1,534,477	3,023	11,130	4,055
Dividends and interest	200,430	2,069,360	292,320	2,162,193	109,080
Investments sold	395,827	—	357,721	41,102,443	587,284
Investments sold on an extended settlement basis	—	—	—	—	38,308
Written options	—	—	—	—	—
Receipts on swap contracts	—	—	—	—	—
Prepaid expenses and other assets	19	3,415	23	20,662	380
Due from investment adviser for expense reimbursements/fee waivers	32,732	369,939	31,904	118,038	31,313
Deferred offering costs	8,535	—	8,537	—	—
Variation margin on futures contracts	3,300	564,300	4,400	—	1,100
Unrealized appreciation on forward foreign currency contracts	—	—	—	—	—
Swap premiums paid	—	—	—	—	—
Unrealized appreciation on swap contracts	—	—	—	—	—

Total assets	247,668,319	2,083,516,502	236,684,707	1,399,947,837	35,479,421

LIABILITIES:
Payable for:
Fund shares redeemed	91,523	518,428	77,460	512,393	225,422
Investments purchased	—	—	—	41,280,137	667,376
Investments purchased on an extended settlement basis	—	—	—	—	43,887
Reverse repurchase agreement	—	—	—	—	—
Payments on swap contracts	—	—	—	—	—
Interest on forward sales contracts	—	—	—	—	—
Investment advisory and management fees	60,671	674,824	57,706	806,817	19,710
Service fees — Class 2	—	—	—	5,442	—
Service fees — Class 3	96	2,388	223	100,826	7,012
Transfer agent fees	168	665	165	875	238
Trustees’ fees and expenses	2,011	16,685	1,925	—	1,140
Other accrued expenses	115,603	321,295	107,653	239,654	70,569
Accrued foreign tax on capital gains	—	—	—	—	—
Variation margin on futures contracts	—	—	—	—	469
Due to investment adviser from expense recoupment	—	—	—	—	—
Due to custodian	158,655	—	59,499	—	—
Due to broker	11,590	2,018,671	3	—	—
Forward sales contracts, at value#	—	—	—	—	—
Call and put options written, at value@	—	—	—	—	—
Unrealized depreciation on forward foreign currency contracts	—	—	—	—	—
Swap premiums received	—	—	—	—	—
Unrealized depreciation on swap contracts	—	—	—	—	—

Total liabilities	440,317	3,552,956	304,634	42,946,144	1,035,823

Net Assets	$247,228,002	$2,079,963,546	$236,380,073	$1,357,001,693	$34,443,598

* Cost
Investments (unaffiliated)	$233,256,662	$1,451,979,961	$233,684,629	$1,204,827,313	$34,887,482

Investments (affiliated)	$—	$4,095,838	$1,059,856	$—	$—

Foreign cash	$—	$—	$—	$—	$7,070

# Proceeds from forward sales contracts	$—	$—	$—	$—	$—

@ Premiums received on options written	$—	$—	$—	$—	$—

†	See Note 1

See Notes to Financial Statements

484

SUNAMERICA SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES (continued)

January 31, 2019

	SA Large Cap Growth Index†	SA Large Cap Index	SA Large Cap Value Index†	SA Legg Mason BW Large Cap Value	SA Legg Mason Tactical Opportunities
NET ASSETS REPRESENTED BY:
Paid-in capital	$243,582,469	$1,517,245,558	$236,500,183	$1,064,457,665	$34,771,152
Total distributable earnings (loss)	3,645,533	562,717,988	(120,110)	292,544,028	(327,554)

Net Assets	$247,228,002	$2,079,963,546	$236,380,073	$1,357,001,693	$34,443,598

Class 1 (unlimited shares authorized):
Net assets	$246,648,803	$2,068,135,172	$235,084,199	$823,084,334	$132,787
Shares of beneficial interest issued and outstanding	15,967,836	95,764,953	15,735,374	41,300,410	13,200
Net asset value, offering and redemption price per share	$15.45	$21.60	$14.94	$19.93	$10.06

Class 2 (unlimited shares authorized):
Net assets	$—	$—	$—	$44,026,791	$—
Shares of beneficial interest issued and outstanding	—	—	—	2,208,792	—
Net asset value, offering and redemption price per share	$—	$—	$—	$19.93	$—

Class 3 (unlimited shares authorized):
Net assets	$579,199	$11,828,374	$1,295,874	$489,890,568	$34,310,811
Shares of beneficial interest issued and outstanding	37,496	547,259	86,620	24,722,585	3,411,717
Net asset value, offering and redemption price per share	$15.45	$21.61	$14.96	$19.82	$10.06

†	See Note 1

See Notes to Financial Statements

485

SUNAMERICA SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

January 31, 2019

	SA MFS Blue Chip Growth	SA MFS Massachusetts Investors Trust	SA MFS Total Return	SA Mid Cap Index	SA Morgan Stanley International Equities
ASSETS:
Investments at value (unaffiliated)*	$682,447,122	$988,311,107	$483,687,907	$238,776,875	$451,521,467
Investments at value (affiliated)*	—	—	—	—	—
Repurchase agreements (cost approximates value)	—	—	—	40,672,000	—
Cash	711	937	6,634	76	5,536,281
Foreign cash*	—	—	65	—	102
Cash collateral for futures contracts	—	—	—	—	—
Cash collateral for centrally cleared swap contracts	—	—	—	—	—
Due from broker	—	—	—	108,271	—
Receivable for:
Fund shares sold	4,017	57,092	39,996	308,543	3,299
Dividends and interest	270,781	647,437	1,603,868	99,611	1,475,393
Investments sold	—	—	220,956	11,010,475	129,620
Investments sold on an extended settlement basis	—	—	1,587,747	—	—
Written options	—	—	—	—	—
Receipts on swap contracts	—	—	—	—	—
Prepaid expenses and other assets	6,022	7,890	6,341	795	5,966
Due from investment adviser for expense reimbursements/fee waivers	—	—	—	—	—
Deferred offering costs	—	—	—	—	—
Variation margin on futures contracts	—	—	—	32,800	—
Unrealized appreciation on forward foreign currency contracts	—	—	—	—	—
Swap premiums paid	—	—	—	—	—
Unrealized appreciation on swap contracts	—	—	—	—	—

Total assets	682,728,653	989,024,463	487,153,514	291,009,446	458,672,128

LIABILITIES:
Payable for:
Fund shares redeemed	272,332	402,535	165,287	50,681	139,892
Investments purchased	—	—	51,010	46,093,782	—
Investments purchased on an extended settlement basis	—	—	2,386,935	—	—
Reverse repurchase agreement	—	—	—	—	—
Payments on swap contracts	—	—	—	—	—
Interest on forward sales contracts	—	—	—	—	—
Investment advisory and management fees	363,562	549,317	262,467	58,925	312,683
Service fees — Class 2	393	992	2,986	—	1,128
Service fees — Class 3	25,171	74,278	61,842	523	26,513
Transfer agent fees	708	625	625	648	792
Trustees’ fees and expenses	5,726	8,166	4,002	1,812	3,828
Other accrued expenses	116,906	158,234	141,431	68,329	155,759
Accrued foreign tax on capital gains	—	—	—	—	—
Variation margin on futures contracts	—	—	—	—	—
Due to investment adviser from expense recoupment	—	—	—	3,124	—
Due to custodian	—	—	—	—	—
Due to broker	—	—	—	—	—
Forward sales contracts, at value#	—	—	—	—	—
Call and put options written, at value@	—	—	—	—	—
Unrealized depreciation on forward foreign currency contracts	—	—	—	—	—
Swap premiums received	—	—	—	—	—
Unrealized depreciation on swap contracts	—	—	—	—	—

Total liabilities	784,798	1,194,147	3,076,585	46,277,824	640,595

Net Assets	$681,943,855	$987,830,316	$484,076,929	$244,731,622	$458,031,533

* Cost
Investments (unaffiliated)	$608,097,390	$751,586,250	$424,422,451	$240,831,185	$461,120,473

Investments (affiliated)	$—	$—	$—	$—	$—

Foreign cash	$—	$—	$65	$—	$107

# Proceeds from forward sales contracts	$—	$—	$—	$—	$—

@ Premiums received on options written	$—	$—	$—	$—	$—

See Notes to Financial Statements

486

SUNAMERICA SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES (continued)

January 31, 2019

	SA MFS Blue Chip Growth	SA MFS Massachusetts Investors Trust	SA MFS Total Return	SA Mid Cap Index	SA Morgan Stanley International Equities
NET ASSETS REPRESENTED BY:
Paid-in capital	$531,889,307	$630,045,605	$402,617,385	$246,335,405	$442,676,012
Total distributable earnings (loss)	150,054,548	357,784,711	81,459,544	(1,603,783)	15,355,521

Net Assets	$681,943,855	$987,830,316	$484,076,929	$244,731,622	$458,031,533

Class 1 (unlimited shares authorized):
Net assets	$554,507,328	$615,763,797	$160,673,858	$242,066,702	$320,376,117
Shares of beneficial interest issued and outstanding	44,149,023	27,486,403	9,020,675	23,096,988	33,609,788
Net asset value, offering and redemption price per share	$12.56	$22.40	$17.81	$10.48	$9.53

Class 2 (unlimited shares authorized):
Net assets	$3,208,412	$8,074,750	$24,003,254	$—	$9,073,096
Shares of beneficial interest issued and outstanding	256,438	360,230	1,346,475	—	955,829
Net asset value, offering and redemption price per share	$12.51	$22.42	$17.83	$—	$9.49

Class 3 (unlimited shares authorized):
Net assets	$124,228,115	$363,991,769	$299,399,817	$2,664,920	$128,582,320
Shares of beneficial interest issued and outstanding	9,997,878	16,326,318	16,852,655	254,417	13,574,267
Net asset value, offering and redemption price per share	$12.43	$22.29	$17.77	$10.47	$9.47

See Notes to Financial Statements

487

SUNAMERICA SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

January 31, 2019

	SA Oppenheimer Main Street Large Cap	SA PIMCO VCP Tactical Balanced	SA PineBridge High-Yield Bond	SA Putnam International Growth and Income	SA Schroders VCP Global Allocation
ASSETS:
Investments at value (unaffiliated)*	$394,515,212	$784,204,079	$327,237,597	$243,213,417	$557,105,388
Investments at value (affiliated)*	—	—	—	—	—
Repurchase agreements (cost approximates value)	8,052,000	976,400,000	—	750,000
Cash	185	21,171,485	—	71	245,820
Foreign cash*	—	1,475,395	—	634,503	115,622
Cash collateral for futures contracts	—	29,070,000	—	—	—
Cash collateral for centrally cleared swap contracts	—	721,000	—	—	—
Due from broker	—	686,374	—	—	15,149,469
Receivable for:
Fund shares sold	47,972	274,898	11,977	53,238	23,694
Dividends and interest	249,939	4,544,152	6,038,940	661,091	2,032,468
Investments sold	3,150,990	4,728,396	3,168,765	1,545,273	3,674,186
Investments sold on an extended settlement basis	—	288,777,497	1,234,918	—	—
Written options	—	—	—	—	—
Receipts on swap contracts	—	474,504	—	—	—
Prepaid expenses and other assets	5,532	7,741	81,090	7,491	42,045
Due from investment adviser for expense reimbursements/fee waivers	—	—	—	20,223	54,297
Deferred offering costs	—	—	—	—	—
Variation margin on futures contracts	—	5,758,648	—	—	1,428,594
Unrealized appreciation on forward foreign currency contracts	—	155,229	—	923,788	1,898,918
Swap premiums paid	—	8,135,569	—	—	—
Unrealized appreciation on swap contracts	—	2,663,201	—	—	—

Total assets	406,021,830	2,129,248,168	337,773,287	247,809,095	581,770,501

LIABILITIES:
Payable for:
Fund shares redeemed	181,500	519,631	117,552	164,556	313,933
Investments purchased	1,218,146	287,196,188	1,313,794	—	1,275,395
Investments purchased on an extended settlement basis	—	497,658,552	2,379,000	—	2,932
Reverse repurchase agreement	—	74,801,191	—	—	—
Payments on swap contracts	—	1,065,421	—	—	—
Interest on forward sales contracts	—	—	—	—	—
Investment advisory and management fees	243,128	879,175	171,855	197,217	399,415
Service fees — Class 2	438	—	999	570	—
Service fees — Class 3	19,299	256,684	31,820	22,812	119,640
Transfer agent fees	749	188	791	845	188
Trustees’ fees and expenses	3,401	10,257	2,679	2,061	6,146
Other accrued expenses	89,462	228,643	107,981	88,978	184,088
Accrued foreign tax on capital gains	—	—	—	—	—
Variation margin on futures contracts	—	973,689	—	—	307,514
Due to investment adviser from expense recoupment	—	—	—	—	—
Due to custodian	—	—	—	—	—
Due to broker	—	7,488,586	—	—	—
Forward sales contracts, at value#	—	11,458,345	—	—	—
Call and put options written, at value@	—	3,070,858	—	—	—
Unrealized depreciation on forward foreign currency contracts	—	244,501	—	713,696	559,973
Swap premiums received	—	608,273	—	—	—
Unrealized depreciation on swap contracts	—	3,988,737	—	—	—

Total liabilities	1,756,123	890,448,919	4,126,471	1,190,735	3,169,224

Net Assets	$404,265,707	$1,238,799,249	$333,646,816	$246,618,360	$578,601,277

* Cost
Investments (unaffiliated)	$366,601,322	$789,486,482	$342,314,048	$245,933,326	$565,139,285

Investments (affiliated)	$—	$—	$—	$—	$—

Foreign cash	$—	$1,447,688	$—	$634,000	$131,585

# Proceeds from forward sales contracts	$—	$11,458,348	$—	$—	$—

@ Premiums received on options written	$—	$2,225,515	$—	$—	$—

See Notes to Financial Statements

488

SUNAMERICA SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES (continued)

January 31, 2019

	SA Oppenheimer Main Street Large Cap	SA PIMCO VCP Tactical Balanced	SA PineBridge High-Yield Bond	SA Putnam International Growth and Income	SA Schroders VCP Global Allocation
NET ASSETS REPRESENTED BY:
Paid-in capital	$326,546,803	$1,319,866,409	$348,058,862	$234,189,099	$600,112,613
Total distributable earnings (loss)	77,718,904	(81,067,160)	(14,412,046)	12,429,261	(21,511,336)

Net Assets	$404,265,707	$1,238,799,249	$333,646,816	$246,618,360	$578,601,277

Class 1 (unlimited shares authorized):
Net assets	$305,770,974	$114,069	$172,042,753	$132,404,820	$183,097
Shares of beneficial interest issued and outstanding	14,493,741	11,494	31,946,206	14,012,206	17,516
Net asset value, offering and redemption price per share	$21.10	$9.92	$5.39	$9.45	$10.45

Class 2 (unlimited shares authorized):
Net assets	$3,732,239	$—	$7,944,024	$4,517,327	$—
Shares of beneficial interest issued and outstanding	176,940	—	1,475,771	475,497	—
Net asset value, offering and redemption price per share	$21.09	$—	$5.38	$9.50	$—

Class 3 (unlimited shares authorized):
Net assets	$94,762,494	$1,238,685,180	$153,660,039	$109,696,213	$578,418,180
Shares of beneficial interest issued and outstanding	4,512,519	125,250,633	28,726,658	11,575,541	55,295,723
Net asset value, offering and redemption price per share	$21.00	$9.89	$5.35	$9.48	$10.46

See Notes to Financial Statements

489

SUNAMERICA SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

January 31, 2019

	SA Small Cap Index	SA T. Rowe Price Asset Allocation Growth	SA T. Rowe Price VCP Balanced	SA Templeton Foreign Value†	SA VCP Dynamic Allocation
ASSETS:
Investments at value (unaffiliated)*	$191,606,436	$119,845,331	$1,383,352,040	$762,684,969	$2,193,908,078
Investments at value (affiliated)*	—	—	—	—	9,194,928,426
Repurchase agreements (cost approximates value)	36,291,000	—	—	7,072,000	—
Cash	—	1,988	191,460	969	28,513
Foreign cash*	—	220	87,065	21	—
Cash collateral for futures contracts	—	—	—	—	—
Cash collateral for centrally cleared swap contracts	—	—	—	—	—
Due from broker	38	—	—	—	—
Receivable for:
Fund shares sold	272,709	268,327	1,046,085	25,127	756,979
Dividends and interest	50,733	302,788	4,736,226	1,850,690	14,886,935
Investments sold	10	643,074	3,484,199	1,657,413	2,252,237
Investments sold on an extended settlement basis	—	44,290	11,696,994	1,651,926	6,295,662
Written options	—	—	—	—	—
Receipts on swap contracts	—	—	—	—	—
Prepaid expenses and other assets	766	6,928	16,723	11,716	12,790
Due from investment adviser for expense reimbursements/fee waivers	—	77,252	—	—	80,083
Deferred offering costs	—	—	—	—	—
Variation margin on futures contracts	298,120	1,296	1,955,140	—	18,701,262
Unrealized appreciation on forward foreign currency contracts	—	—	14	—	—
Swap premiums paid	—	—	—	—	—
Unrealized appreciation on swap contracts	—	—	—	—	—

Total assets	228,519,812	121,191,494	1,406,565,946	774,954,831	11,431,850,965

LIABILITIES:
Payable for:
Fund shares redeemed	56,057	2,361	16,746	305,154	3,572,275
Investments purchased	—	1,209,306	4,264,045	433,124	4,934,115
Investments purchased on an extended settlement basis	—	117,901	14,712,981	—	—
Reverse repurchase agreement	—	—	—	—	—
Payments on swap contracts	—	—	—	—	—
Interest on forward sales contracts	—	—	3,302	—	—
Investment advisory and management fees	64,383	65,092	864,667	510,995	1,966,268
Service fees — Class 2	—	—	—	1,348	—
Service fees — Class 3	517	23,210	282,523	94,985	2,346,322
Transfer agent fees	623	266	250	416	333
Trustees’ fees and expenses	1,756	783	10,939	6,456	94,321
Other accrued expenses	135,689	119,152	279,298	223,185	633,808
Accrued foreign tax on capital gains	—	—	—	—	—
Variation margin on futures contracts	—	580	491,656	—	—
Due to investment adviser from expense recoupment	16,557	—	—	—	—
Due to custodian	628	—	—	—	—
Due to broker	—	—	24,813	—	64,300,018
Forward sales contracts, at value#	—	—	2,843,984	—	—
Call and put options written, at value@	—	—	—	—	—
Unrealized depreciation on forward foreign currency contracts	—	—	—	—	—
Swap premiums received	—	—	—	—	—
Unrealized depreciation on swap contracts	—	—	—	—	—

Total liabilities	276,210	1,538,651	23,795,204	1,575,663	77,847,460

Net Assets	$228,243,602	$119,652,843	$1,382,770,742	$773,379,168	$11,354,003,505

* Cost
Investments (unaffiliated)	$195,380,645	$119,788,809	$1,319,914,380	$741,053,790	$2,268,065,113

Investments (affiliated)	$—	$—	$—	$—	$9,227,307,247

Foreign cash	$—	$220	$87,102	$21	$—

# Proceeds from forward sales contracts	$—	$—	$2,828,730	$—	$—

@ Premiums received on options written	$—	$—	$—	$—	$—

†	See Note 1

See Notes to Financial Statements

490

SUNAMERICA SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES (continued)

January 31, 2019

	SA Small Cap Index	SA T. Rowe Price Asset Allocation Growth	SA T. Rowe Price VCP Balanced	SA Templeton Foreign Value†	SA VCP Dynamic Allocation
NET ASSETS REPRESENTED BY:
Paid-in capital	$232,464,902	$120,618,794	$1,364,217,598	$754,269,733	$11,133,664,388
Total distributable earnings (loss)	(4,221,300)	(965,951)	18,553,144	19,109,435	220,339,117

Net Assets	$228,243,602	$119,652,843	$1,382,770,742	$773,379,168	$11,354,003,505

Class 1 (unlimited shares authorized):
Net assets	$225,538,403	$185,045	$183,853	$301,984,848	$196,158
Shares of beneficial interest issued and outstanding	21,219,742	18,074	16,242	21,463,592	16,521
Net asset value, offering and redemption price per share	$10.63	$10.24	$11.32	$14.07	$11.87

Class 2 (unlimited shares authorized):
Net assets	$—	$—	$—	$10,868,776	$—
Shares of beneficial interest issued and outstanding	—	—	—	771,115	—
Net asset value, offering and redemption price per share	$—	$—	$—	$14.09	$—

Class 3 (unlimited shares authorized):
Net assets	$2,705,199	$119,467,798	$1,382,586,889	$460,525,544	$11,353,807,347
Shares of beneficial interest issued and outstanding	254,620	11,643,885	121,942,367	32,737,992	954,426,911
Net asset value, offering and redemption price per share	$10.62	$10.26	$11.34	$14.07	$11.90

†	See Note 1

See Notes to Financial Statements

491

SUNAMERICA SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

January 31, 2019

	SA VCP Dynamic Strategy	SA VCP Index Allocation	SA WellsCap Aggressive Growth
ASSETS:
Investments at value (unaffiliated)*	$1,166,237,004	$40,638,080	$112,284,323
Investments at value (affiliated)*	4,849,648,433	185,390,781	—
Repurchase agreements (cost approximates value)	—	—	1,640,000
Cash	—	—	878
Foreign cash*	553	—	—
Cash collateral for futures contracts	—	—	—
Cash collateral for centrally cleared swap contracts	—	—	—
Due from broker	—	—	—
Receivable for:
Fund shares sold	286,309	1,009,192	3,284
Dividends and interest	8,328,651	68,080	8,481
Investments sold	2,418,694	—	1,034,450
Investments sold on an extended settlement basis	3,892,547	—	—
Written options	—	—	—
Receipts on swap contracts	—	—	—
Prepaid expenses and other assets	5,129	340	5,639
Due from investment adviser for expense reimbursements/fee waivers	28,421	—	—
Deferred offering costs	—	—	—
Variation margin on futures contracts	5,906,405	295,360	—
Unrealized appreciation on forward foreign currency contracts	—	—	—
Swap premiums paid	—	—	—
Unrealized appreciation on swap contracts	—	—	—

Total assets	6,036,752,146	227,401,833	114,977,055

LIABILITIES:
Payable for:
Fund shares redeemed	3,309,676	4,451	43,581
Investments purchased	2,631,528	870,874	306,105
Investments purchased on an extended settlement basis	—	—	—
Reverse repurchase agreement	—	—	—
Payments on swap contracts	—	—	—
Interest on forward sales contracts	—	—	—
Investment advisory and management fees	1,083,281	35,967	68,108
Service fees — Class 2	—	—	353
Service fees — Class 3	1,242,588	44,938	5,587
Transfer agent fees	292	208	666
Trustees’ fees and expenses	50,027	1,452	954
Other accrued expenses	340,969	70,089	61,687
Accrued foreign tax on capital gains	—	—	—
Variation margin on futures contracts	—	1,969	—
Due to investment adviser from expense recoupment	—	568	—
Due to custodian	—	—	—
Due to broker	28,610,045	5	—
Forward sales contracts, at value#	—	—	—
Call and put options written, at value@	—	—	—
Unrealized depreciation on forward foreign currency contracts	—	—	—
Swap premiums received	—	—	—
Unrealized depreciation on swap contracts	—	—	—

Total liabilities	37,268,406	1,030,521	487,041

Net Assets	$5,999,483,740	$226,371,312	$114,490,014

* Cost
Investments (unaffiliated)	$1,203,912,204	$41,411,557	$94,040,193

Investments (affiliated)	$4,863,934,906	$194,795,506	$—

Foreign cash	$563	$—	$—

# Proceeds from forward sales contracts	$—	$—	$—

@ Premiums received on options written	$—	$—	$—

See Notes to Financial Statements

492

SUNAMERICA SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES (continued)

January 31, 2019

	SA VCP Dynamic Strategy	SA VCP Index Allocation	SA WellsCap Aggressive Growth
NET ASSETS REPRESENTED BY:
Paid-in capital	$5,911,537,853	$240,881,215	$88,567,166
Total distributable earnings (loss)	87,945,887	(14,509,903)	25,922,848

Net Assets	$5,999,483,740	$226,371,312	$114,490,014

Class 1 (unlimited shares authorized):
Net assets	$195,671	$102,803	$83,558,232
Shares of beneficial interest issued and outstanding	16,260	10,412	4,155,684
Net asset value, offering and redemption price per share	$12.03	$9.87	$20.11

Class 2 (unlimited shares authorized):
Net assets	$—	$—	$2,952,839
Shares of beneficial interest issued and outstanding	—	—	149,943
Net asset value, offering and redemption price per share	$—	$—	$19.69

Class 3 (unlimited shares authorized):
Net assets	$5,999,288,069	$226,268,509	$27,978,943
Shares of beneficial interest issued and outstanding	497,238,789	22,860,176	1,444,311
Net asset value, offering and redemption price per share	$12.07	$9.90	$19.37

See Notes to Financial Statements

493

SUNAMERICA SERIES TRUST

STATEMENT OF OPERATIONS

For the Year Ended January 31, 2019

	SA AB Growth	SA AB Small & Mid Cap Value	SA BlackRock VCP Global Multi Asset	SA Columbia Technology	SA DFA Ultra Short Bond
INVESTMENT INCOME:
Dividends (unaffiliated)	$5,478,509	$7,476,478	$7,977,465	$778,530	$—
Dividends (affiliated)	—	—	—	—	—
Interest (unaffiliated)	309,558	11,589	5,978,262	7,528	8,818,349
Interest (affiliated)	—	—	—	—	—

Total investment income*	5,788,067	7,488,067	13,955,727	786,058	8,818,349

EXPENSES:
Investment advisory and management fees	5,280,849	5,152,570	6,377,033	728,871	1,866,489
Services fees:
Class 2	55,597	19,158	—	7,303	21,569
Class 3	521,017	1,153,615	1,867,867	133,871	437,244
Transfer agent fees	2,899	1,324	735	1,619	3,812
Custodian and accounting fees	67,089	64,239	185,851	26,527	53,125
Reports to shareholders	92,433	64,345	103,395	7,038	45,471
Audit and tax fees	36,933	37,018	45,386	36,780	43,021
Legal fees	7,627	17,727	10,614	16,241	4,650
Trustees’ fees and expenses	22,971	17,786	23,509	2,317	12,485
Deferred offering costs	—	—	—	—	—
Interest expense	—	1,540	—	135	—
Interest expense on forward sales contracts	—	—	—	—	—
License fee	—	—	—	—	—
Other expenses	20,127	18,198	31,395	11,022	7,329

Total expenses before fee waivers, expense reimbursements, expense recoupments and fees paid indirectly	6,107,542	6,547,520	8,645,785	971,724	2,495,195
Net (fees waived and expenses reimbursed)/ recouped by investment advisor (Note 4)	—	—	22,202	(72,887)	—
Fees paid indirectly (Note 5)	(10,905)	(35,934)	—	(5,148)	—

Net expenses	6,096,637	6,511,586	8,667,987	893,689	2,495,195

Net investment income (loss)	(308,570)	976,481	5,287,740	(107,631)	6,323,154

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on:
Investments (unaffiliated)**	137,457,896	63,058,706	(1,676,522)	8,722,770	(907,842)
Investments (affiliated)	—	—	—	—	—
Futures contracts	—	—	(18,059,786)	—	—
Forward contracts	—	—	331,204	—	—
Swap contracts	—	—	—	—	—
Written option contracts	—	—	—	—	—
Net realized foreign exchange gain (loss) on other assets and liabilities	454	—	(270,613)	(2,763)	—
Net realized gain (loss) on forward sales contacts	—	—	—	—	—
Net realized gain (loss) on capital gain distributions received from underlying funds (affiliated)	—	—	—	—	—
Net realized gain (loss) on disposal of investments in violation of investments restrictions (Note 4)	—	—	—	—	—
Net increase from reimbursement of investment violation (Note 4)	—	—	—	—	—
Net increase from payment by affiliates (Note 4)	—	—	—	—	—

Net realized gain (loss) on investments and foreign currencies	137,458,350	63,058,706	(19,675,717)	8,720,007	(907,842)

Change in unrealized appreciation (depreciation) on:
Investments (unaffiliated)**	(87,958,369)	(107,613,256)	(21,696,225)	(10,900,939)	1,510,092
Investments (affiliated)	—	—	—	—	—
Futures contracts	—	—	3,193,746	—	—
Forward contracts	—	—	593,601	—	—
Swap contracts	—	—	—	—	—
Written option contracts	—	—	—	—	—
Change in net unrealized foreign exchange gain (loss) on other assets and liabilities	34	—	(215,474)	7	—
Change in unrealized appreciation (depreciation) on forward sales contracts	—	—	—	—	—
Change in accrued capital gains tax on unrealized appreciation (depreciation)	—	—	—	—	—

Net unrealized gain (loss) on investments and foreign currencies	(87,958,335)	(107,613,256)	(18,124,352)	(10,900,932)	1,510,092

Net realized and unrealized gain (loss) on investments and foreign currencies	49,500,015	(44,554,550)	(37,800,069)	(2,180,925)	602,250

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$49,191,445	$(43,578,069)	$(32,512,329)	$(2,288,556)	$6,925,404

* Net of foreign withholding taxes on interest and dividends of	$(1,400)	$28,724	$465,099	$1,352	$—

** Net of foreign withholding taxes on capital gains of	$—	$—	$—	$—	$—

See Notes to Financial Statements

494

SUNAMERICA SERIES TRUST

STATEMENT OF OPERATIONS (continued)

For the Year Ended January 31, 2019

	SA Dogs of Wall Street	SA Emerging Markets Equity Index†	SA Federated Corporate Bond	SA Fidelity Institutional AMSM Real Estate†	SA Fixed Income Index
INVESTMENT INCOME:
Dividends (unaffiliated)	$10,724,899	$1,399,647	$60,908	$8,137,342	$374,489
Dividends (affiliated)	—	—	—	—	—
Interest (unaffiliated)	6,297	19,550	71,866,154	3,857	9,701,183
Interest (affiliated)	—	—	—	—	—

Total investment income*	10,731,196	1,419,197	71,927,062	8,141,199	10,075,672

EXPENSES:
Investment advisory and management fees	2,116,278	287,908	7,902,591	2,112,614	1,124,035
Services fees:
Class 2	9,886	—	29,062	7,291	—
Class 3	406,955	728	2,103,844	474,652	12,794
Transfer agent fees	1,912	1,121	2,912	1,764	2,333
Custodian and accounting fees	38,074	151,290	233,903	36,804	49,349
Reports to shareholders	40,695	355	180,751	30,573	39,502
Audit and tax fees	36,931	51,013	48,621	36,935	37,291
Legal fees	7,160	4,791	7,075	7,400	6,283
Trustees’ fees and expenses	11,163	1,671	48,440	8,610	8,615
Deferred offering costs	—	31,305	—	—	—
Interest expense	4,182	—	15,336	2,273	—
Interest expense on forward sales contracts	—	—	—	—	—
License fee	—	7,998	—	—	74,936
Other expenses	13,472	11,374	13,203	13,977	68,647

Total expenses before fee waivers, expense reimbursements, expense recoupments and fees paid indirectly	2,686,708	549,554	10,585,738	2,732,893	1,423,785
Net (fees waived and expenses reimbursed)/ recouped by investment advisor (Note 4)	—	(177,744)	—	—	(137,083)
Fees paid indirectly (Note 5)	—	—	—	(4,268)	—

Net expenses	2,686,708	371,810	10,585,738	2,728,625	1,286,702

Net investment income (loss)	8,044,488	1,047,387	61,341,324	5,412,574	8,788,970

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on:
Investments (unaffiliated)**	21,954,291	(44,726)	(2,937,016)	1,227,455	(688,827)
Investments (affiliated)	—	—	—	—	—
Futures contracts	—	(2,987,563)	697,949	—	—
Forward contracts	—	—	—	—	—
Swap contracts	—	—	—	—	—
Written option contracts	—	—	—	—	—
Net realized foreign exchange gain (loss) on other assets and liabilities	—	(61,679)	—	(266)	—
Net realized gain (loss) on forward sales contacts	—	—	—	—	—
Net realized gain (loss) on capital gain distributions received from underlying funds (affiliated)	—	—	—	—	—
Net realized gain (loss) on disposal of investments in violation of investments restrictions (Note 4)	—	—	—	—	—
Net increase from reimbursement of investment violation (Note 4)	—	—	—	—	—
Net increase from payment by affiliates (Note 4)	—	—	—	—	69,728

Net realized gain (loss) on investments and foreign currencies	21,954,291	(3,093,968)	(2,239,067)	1,227,189	(619,099)

Change in unrealized appreciation (depreciation) on:
Investments (unaffiliated)**	(24,565,330)	(3,460,641)	(55,737,900)	15,523,103	(137,411)
Investments (affiliated)	—	—	—	—	—
Futures contracts	—	837,395	(89,431)	—	—
Forward contracts	—	—	—	—	—
Swap contracts	—	—	—	—	—
Written option contracts	—	—	—	—	—
Change in net unrealized foreign exchange gain (loss) on other assets and liabilities	—	17,340	—	65	—
Change in unrealized appreciation (depreciation) on forward sales contracts	—	—	—	—	—
Change in accrued capital gains tax on unrealized appreciation (depreciation)	—	—	—	—	—

Net unrealized gain (loss) on investments and foreign currencies	(24,565,330)	(2,605,906)	(55,827,331)	15,523,168	(137,411)

Net realized and unrealized gain (loss) on investments and foreign currencies	(2,611,039)	(5,699,874)	(58,066,398)	16,750,357	(756,510)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$5,433,449	$(4,652,487)	$3,274,926	$22,162,931	$8,032,460

* Net of foreign withholding taxes on interest and dividends of	$—	$176,283	$—	$—	$—

** Net of foreign withholding taxes on capital gains of	$—		$—	$—	$—

†	See Note 1

See Notes to Financial Statements

495

SUNAMERICA SERIES TRUST

STATEMENT OF OPERATIONS (continued)

For the Year Ended January 31, 2019

	SA Fixed Income Intermediate Index	SA Franklin Small Company Value	SA Global Index Allocation 60/40†	SA Global Index Allocation 75/25†	SA Global Index Allocation 90/10†
INVESTMENT INCOME:
Dividends (unaffiliated)	$297,374	$5,689,589	$—	$—	$—
Dividends (affiliated)	—	—	360,879	437,974	1,493,619
Interest (unaffiliated)	6,435,273	586,918	—	—	—
Interest (affiliated)	—	—	—	—	—

Total investment income*	6,732,647	6,276,507	360,879	437,974	1,493,619

EXPENSES:
Investment advisory and management fees	858,301	3,365,111	6,516	7,816	30,167
Services fees:
Class 2	—	—	—	—	—
Class 3	12,861	513,529	16,100	19,351	75,178
Transfer agent fees	2,164	1,829	458	446	576
Custodian and accounting fees	38,159	63,216	9,000	9,000	9,000
Reports to shareholders	24,726	38,727	78	29	1,268
Audit and tax fees	35,836	37,081	29,407	29,407	29,407
Legal fees	6,181	5,103	3,857	3,857	3,857
Trustees’ fees and expenses	6,755	10,985	267	505	805
Deferred offering costs	43,465	—	18,904	18,904	18,904
Interest expense	—	—	—	—	—
Interest expense on forward sales contracts	—	—	—	—	—
License fee	64,357	—	—	—	—
Other expenses	33,796	15,312	7,859	7,542	12,979

Total expenses before fee waivers, expense reimbursements, expense recoupments and fees paid indirectly	1,126,601	4,050,893	92,446	96,857	182,141
Net (fees waived and expenses reimbursed)/ recouped by investment advisor (Note 4)	(141,000)	(174,191)	(64,619)	(63,437)	(52,663)
Fees paid indirectly (Note 5)	—	—	—	—	—

Net expenses	985,601	3,876,702	27,827	33,420	129,478

Net investment income (loss)	5,747,046	2,399,805	333,052	404,554	1,364,141

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on:
Investments (unaffiliated)**	(877,433)	47,647,898	—	—	—
Investments (affiliated)	—	—	(112,431)	(183,311)	(232,818)
Futures contracts	—	—	—	—	—
Forward contracts	—	—	—	—	—
Swap contracts	—	—	—	—	—
Written option contracts	—	—	—	—	—
Net realized foreign exchange gain (loss) on other assets and liabilities	—	(3,591)	—	—	—
Net realized gain (loss) on forward sales contacts	—	—	—	—	—
Net realized gain (loss) on capital gain distributions received from underlying funds (affiliated)	—	—	136,110	219,812	932,513
Net realized gain (loss) on disposal of investments in violation of investments restrictions (Note 4)	—	—	—	—	—
Net increase from reimbursement of investment violation (Note 4)	—	—	—	—	—
Net increase from payment by affiliates (Note 4)	—	—	—	—	—

Net realized gain (loss) on investments and foreign currencies	(877,433)	47,644,307	23,679	36,501	699,695

Change in unrealized appreciation (depreciation) on:
Investments (unaffiliated)**	1,741,944	(67,583,809)	—	—	—
Investments (affiliated)	—	—	(496,154)	(798,088)	(4,088,926)
Futures contracts	—	—	—	—	—
Forward contracts	—	—	—	—	—
Swap contracts	—	—	—	—	—
Written option contracts	—	—	—	—	—
Change in net unrealized foreign exchange gain (loss) on other assets and liabilities	—	(4,367)	—	—	—
Change in unrealized appreciation (depreciation) on forward sales contracts	—	—	—	—	—
Change in accrued capital gains tax on unrealized appreciation (depreciation)	—	—	—	—	—

Net unrealized gain (loss) on investments and foreign currencies	1,741,944	(67,588,176)	(496,154)	(798,088)	(4,088,926)

Net realized and unrealized gain (loss) on investments and foreign currencies	864,511	(19,943,869)	(472,475)	(761,587)	(3,389,231)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$6,611,557	$(17,544,064)	$(139,423)	$(357,033)	$(2,025,090)

* Net of foreign withholding taxes on interest and dividends of	$—	$25,863	$—	$—	$—

** Net of foreign withholding taxes on capital gains of	$—	$—	$—	$—	$—

†	See Note 1

See Notes to Financial Statements

496

SUNAMERICA SERIES TRUST

STATEMENT OF OPERATIONS (continued)

For the Year Ended January 31, 2019

	SA Goldman Sachs Global Bond	SA Goldman Sachs Multi-Asset Insights	SA Index Allocation 60/40	SA Index Allocation 80/20	SA Index Allocation 90/10
INVESTMENT INCOME:
Dividends (unaffiliated)	$—	$152,683	$—	$—	$—
Dividends (affiliated)	—	—	2,092,086	4,046,626	11,173,550
Interest (unaffiliated)	6,871,339	142,434	—	—	—
Interest (affiliated)	—	—	—	—	—

Total investment income*	6,871,339	295,117	2,092,086	4,046,626	11,173,550

EXPENSES:
Investment advisory and management fees	2,586,870	115,743	60,963	124,795	347,311
Services fees:
Class 2	8,515	—	—	—	—
Class 3	739,299	41,061	152,038	310,385	864,849
Transfer agent fees	2,206	797	667	529	539
Custodian and accounting fees	410,799	25,118	12,000	12,000	12,000
Reports to shareholders	48,571	674	6,139	14,399	43,036
Audit and tax fees	59,544	27,836	29,315	29,315	29,315
Legal fees	27,447	6,637	5,594	5,501	6,086
Trustees’ fees and expenses	13,349	215	624	2,320	8,332
Deferred offering costs	—	39,083	—	—	—
Interest expense	19,053	—	—	—	—
Interest expense on forward sales contracts	—	—	—	—	—
License fee	—	—	—	—	—
Other expenses	15,553	10,950	6,766	9,672	17,169

Total expenses before fee waivers, expense reimbursements, expense recoupments and fees paid indirectly	3,931,206	268,114	274,106	508,916	1,328,637
Net (fees waived and expenses reimbursed)/ recouped by investment advisor (Note 4)	—	(93,122)	(12,334)	26,100	5,679
Fees paid indirectly (Note 5)	—	—	—	—	—

Net expenses	3,931,206	174,992	261,772	535,016	1,334,316

Net investment income (loss)	2,940,133	120,125	1,830,314	3,511,610	9,839,234

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on:
Investments (unaffiliated)**	(1,413,721)	(243,949)	—	—	—
Investments (affiliated)	—	—	367,984	958,683	2,851,250
Futures contracts	586,931	(467,636)	—	—	—
Forward contracts	(4,581,098)	480	—	—	—
Swap contracts	308,654	38,771	—	—	—
Written option contracts	102,666	—	—	—	—
Net realized foreign exchange gain (loss) on other assets and liabilities	192,060	364	—	—	—
Net realized gain (loss) on forward sales contacts	—	—	—	—	—
Net realized gain (loss) on capital gain distributions received from underlying funds (affiliated)	—	—	1,189,634	3,096,768	9,262,226
Net realized gain (loss) on disposal of investments in violation of investments restrictions (Note 4)	—	—	—	—	—
Net increase from reimbursement of investment violation (Note 4)	—	—	—	—	—
Net increase from payment by affiliates (Note 4)	—	—	—	—	—

Net realized gain (loss) on investments and foreign currencies	(4,804,508)	(671,970)	1,557,618	4,055,451	12,113,476

Change in unrealized appreciation (depreciation) on:
Investments (unaffiliated)**	(10,273,491)	(316,731)	—	—	—
Investments (affiliated)	—	—	(4,351,556)	(11,986,874)	(38,083,388)
Futures contracts	1,402,515	228,120	—	—	—
Forward contracts	(1,980,669)	44	—	—	—
Swap contracts	1,275,422	(49,398)	—	—	—
Written option contracts	(99,421)	—	—	—	—
Change in net unrealized foreign exchange gain (loss) on other assets and liabilities	(64,994)	687	—	—	—
Change in unrealized appreciation (depreciation) on forward sales contracts	—	—	—	—	—
Change in accrued capital gains tax on unrealized appreciation (depreciation)	—	—	—	—	—

Net unrealized gain (loss) on investments and foreign currencies	(9,740,638)	(137,278)	(4,351,556)	(11,986,874)	(38,083,388)

Net realized and unrealized gain (loss) on investments and foreign currencies	(14,545,146)	(809,248)	(2,793,938)	(7,931,423)	(25,969,912)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(11,605,013)	$(689,123)	$(963,624)	$(4,419,813)	$(16,130,678)

* Net of foreign withholding taxes on interest and dividends of	$—	$3,520	$—	$—	$—

** Net of foreign withholding taxes on capital gains of	$—	$—	$—	$—	$—

†	See Note 1

See Notes to Financial Statements

497

SUNAMERICA SERIES TRUST

STATEMENT OF OPERATIONS (continued)

For the Year Ended January 31, 2019

	SA International Index	SA Invesco Growth Opportunities	SA Invesco VCP Equity-Income	SA Janus Focused Growth	SA JPMorgan Diversified Balanced†
INVESTMENT INCOME:
Dividends (unaffiliated)	$10,763,041	$1,241,203	$24,734,316	$3,013,776	$3,898,800
Dividends (affiliated)	—	—	—	—	—
Interest (unaffiliated)	172,573	13,672	12,345,255	179,239	3,130,752
Interest (affiliated)	—	—	—	—	—

Total investment income*	10,935,614	1,254,875	37,079,571	3,193,015	7,029,552

EXPENSES:
Investment advisory and management fees	1,517,511	2,223,223	12,998,847	2,968,355	1,670,063
Services fees:
Class 2	—	4,741	—	13,971	17,529
Class 3	2,790	395,048	3,827,444	326,352	434,586
Transfer agent fees	2,059	2,513	898	1,912	2,206
Custodian and accounting fees	48,004	32,537	237,978	40,320	202,846
Reports to shareholders	40,765	34,494	177,154	41,066	37,169
Audit and tax fees	47,767	36,946	43,093	36,955	40,372
Legal fees	7,115	6,494	16,145	21,154	12,785
Trustees’ fees and expenses	8,577	9,374	48,500	11,052	8,063
Deferred offering costs	—	—	—	—	—
Interest expense	—	328	813	253	170
Interest expense on forward sales contracts	—	—	—	—	—
License fee	143,813	—	—	—	—
Other expenses	68,791	12,771	26,626	18,631	20,222

Total expenses before fee waivers, expense reimbursements, expense recoupments and fees paid indirectly	1,887,192	2,758,469	17,377,498	3,480,021	2,446,011
Net (fees waived and expenses reimbursed)/ recouped by investment advisor (Note 4)	88,365	—	(765,553)	(349,218)	(165,091)
Fees paid indirectly (Note 5)	—	(4,585)	(18,409)	(2,267)	(2,660)

Net expenses	1,975,557	2,753,884	16,593,536	3,128,536	2,278,260

Net investment income (loss)	8,960,057	(1,499,009)	20,486,035	64,479	4,751,292

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on:
Investments (unaffiliated)**	844,827	41,063,426	47,831,646	20,993,769	16,497,854
Investments (affiliated)	—	—	—	—	—
Futures contracts	(6,847,712)	—	(16,013,108)	—	(3,677,092)
Forward contracts	—	—	8,094,961	—	—
Swap contracts	—	—	—	—	—
Written option contracts	—	—	—	—	2,726
Net realized foreign exchange gain (loss) on other assets and liabilities	(56,994)	—	(1,218,817)	803	(39,266)
Net realized gain (loss) on forward sales contacts	—	—	—	—	—
Net realized gain (loss) on capital gain distributions received from underlying funds (affiliated)	—	—	—	—	—
Net realized gain (loss) on disposal of investments in violation of investments restrictions (Note 4)	—	—	—	—	—
Net increase from reimbursement of investment violation (Note 4)	—	—	—	—	—
Net increase from payment by affiliates (Note 4)	—	—	—	—	—

Net realized gain (loss) on investments and foreign currencies	(6,059,879)	41,063,426	38,694,682	20,994,572	12,784,222

Change in unrealized appreciation (depreciation) on:
Investments (unaffiliated)**	(56,920,471)	(32,708,003)	(188,537,103)	(18,444,686)	(33,366,216)
Investments (affiliated)	—	—	—	—	—
Futures contracts	3,194,216	—	941,302	—	1,669,719
Forward contracts	—	—	849,090	—	—
Swap contracts	—	—	—	—	—
Written option contracts	—	—	—	—	—
Change in net unrealized foreign exchange gain (loss) on other assets and liabilities	(45,315)	—	(86,418)	(2,227)	4,046
Change in unrealized appreciation (depreciation) on forward sales contracts	—	—	—	—	—
Change in accrued capital gains tax on unrealized appreciation (depreciation)	—	—	—	—	—

Net unrealized gain (loss) on investments and foreign currencies	(53,771,570)	(32,708,003)	(186,833,129)	(18,446,913)	(31,692,451)

Net realized and unrealized gain (loss) on investments and foreign currencies	(59,831,449)	8,355,423	(148,138,447)	2,547,659	(18,908,229)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(50,871,392)	$6,856,414	$(127,652,412)	$2,612,138	$(14,156,937)

* Net of foreign withholding taxes on interest and dividends of	$1,004,076	$5,378	$424,224	$13,102	$77,117

** Net of foreign withholding taxes on capital gains of	$—	$—	$—	$—	$—

See Notes to Financial Statements

498

SUNAMERICA SERIES TRUST

STATEMENT OF OPERATIONS (continued)

For the Year Ended January 31, 2019

	SA JPMorgan Emerging Markets	SA JPMorgan Equity- Income	SA JPMorgan Global Equities	SA JPMorgan MFS Core Bond	SA JPMorgan Mid-Cap Growth
INVESTMENT INCOME:
Dividends (unaffiliated)	$9,804,589	$31,146,470	$12,213,161	$249,154	$2,116,184
Dividends (affiliated)	—	—	—	—	—
Interest (unaffiliated)	8,412	19,910	13,921	59,224,368	36,941
Interest (affiliated)	—	—	—	—	—

Total investment income*	9,813,001	31,166,380	12,227,082	59,473,522	2,153,125

EXPENSES:
Investment advisory and management fees	3,233,428	5,967,848	3,669,007	11,383,236	2,821,721
Services fees:
Class 2	5,395	15,539	6,310	12,415	22,208
Class 3	347,027	581,543	92,161	2,305,973	377,319
Transfer agent fees	2,504	2,899	2,046	2,880	3,059
Custodian and accounting fees	295,575	118,430	102,472	365,332	59,946
Reports to shareholders	31,282	130,297	59,337	224,436	42,363
Audit and tax fees	49,840	36,942	68,859	76,312	36,927
Legal fees	17,312	7,205	11,592	13,859	6,174
Trustees’ fees and expenses	9,481	34,864	16,412	59,668	11,723
Deferred offering costs	—	—	—	—	—
Interest expense	8,949	335	3,770	3,206	—
Interest expense on forward sales contracts	—	—	—	—	—
License fee	—	—	—	—	—
Other expenses	12,431	21,651	15,617	16,967	10,660

Total expenses before fee waivers, expense reimbursements, expense recoupments and fees paid indirectly	4,013,224	6,917,553	4,047,583	14,464,284	3,392,100
Net (fees waived and expenses reimbursed)/ recouped by investment advisor (Note 4)	(301,083)	(4,718)	(824)	(1,909,536)	(4,456)
Fees paid indirectly (Note 5)	(4,803)	(3,888)	(2,257)	—	(7,804)

Net expenses	3,707,338	6,908,947	4,044,502	12,554,748	3,379,840

Net investment income (loss)	6,105,663	24,257,433	8,182,580	46,918,774	(1,226,715)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on:
Investments (unaffiliated)**	13,898,698	74,195,255	30,614,745	(12,669,417)	34,992,031
Investments (affiliated)	—	—	—	—	—
Futures contracts	6,347	—	—	(207,064)	—
Forward contracts		—	2,413	—	—
Swap contracts	—	—	—	(421,909)	—
Written option contracts	—	—	—	—	—
Net realized foreign exchange gain (loss) on other assets and liabilities	(153,061)	—	(23,765)	—	(56)
Net realized gain (loss) on forward sales contacts	—	—	—	—	—
Net realized gain (loss) on capital gain distributions received from underlying funds (affiliated)	—	—	—	—	—
Net realized gain (loss) on disposal of investments in violation of investments restrictions (Note 4)	—	—	—	—	—
Net increase from reimbursement of investment violation (Note 4)	—	—	—	—	—
Net increase from payment by affiliates (Note 4)	—	—	—	—	—

Net realized gain (loss) on investments and foreign currencies	13,751,984	74,195,255	30,593,393	(13,298,390)	34,991,975

Change in unrealized appreciation (depreciation) on:
Investments (unaffiliated)**	(87,869,104)	(136,449,363)	(85,627,503)	(6,149,498)	(34,544,305)
Investments (affiliated)	—	—	—	—	—
Futures contracts	—	—	—	(76,492)	—
Forward contracts	—	—	—	—	—
Swap contracts	—	—	—	—	—
Written option contracts	—	—	—	—	—
Change in net unrealized foreign exchange gain (loss) on other assets and liabilities	(7,187)	—	(28,079)	—	—
Change in unrealized appreciation (depreciation) on forward sales contracts	—	—	—	—	—
Change in accrued capital gains tax on unrealized appreciation (depreciation)	395,639	—	—	—	—

Net unrealized gain (loss) on investments and foreign currencies	(87,480,652)	(136,449,363)	(85,655,582)	(6,225,990)	(34,544,305)

Net realized and unrealized gain (loss) on investments and foreign currencies	(73,728,668)	(62,254,108)	(55,062,189)	(19,524,380)	447,670

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(67,623,005)	$(37,996,675)	$(46,879,609)	$27,394,394	$(779,045)

* Net of foreign withholding taxes on interest and dividends of	$1,321,228	$—	$885,519	$(137)	$16,264

** Net of foreign withholding taxes on capital gains of	$220,834	$—	$—	$—	$—

†	See Note 1

See Notes to Financial Statements

499

SUNAMERICA SERIES TRUST

STATEMENT OF OPERATIONS (continued)

For the Year Ended January 31, 2019

	SA Large Cap Growth Index†	SA Large Cap Index	SA Large Cap Value Index†	SA Legg Mason BW Large Cap Value	SA Legg Mason Tactical Opportunities
INVESTMENT INCOME:
Dividends (unaffiliated)	$2,598,342	$42,130,217	$5,329,490	$36,268,969	$402,201
Dividends (affiliated)	—	97,072	18,848	—	—
Interest (unaffiliated)	1,298	218,543	1,298	118,660	240,462
Interest (affiliated)	—	—	—	—	—

Total investment income*	2,599,640	42,445,832	5,349,636	36,387,629	642,663

EXPENSES:
Investment advisory and management fees	526,600	8,189,219	539,466	10,394,991	174,462
Services fees:
Class 2	—	—	—	70,810	—
Class 3	602	23,799	763	1,285,416	61,971
Transfer agent fees	892	2,679	936	3,206	797
Custodian and accounting fees	36,000	237,846	31,500	161,669	88,424
Reports to shareholders	15,816	247,684	15,249	203,381	328
Audit and tax fees	41,115	38,747	41,115	36,583	32,201
Legal fees	5,041	52,545	5,030	7,516	7,058
Trustees’ fees and expenses	4,771	65,461	4,798	45,656	556
Deferred offering costs	26,465	—	26,465	—	101,469
Interest expense	1,610	—	1,212	1,824	—
Interest expense on forward sales contracts	—	—	—	—	—
License fee	35,107	204,730	35,964	—	—
Other expenses	17,524	41,386	18,622	19,155	29,702

Total expenses before fee waivers, expense reimbursements, expense recoupments and fees paid indirectly	711,543	9,104,096	721,120	12,230,207	496,968
Net (fees waived and expenses reimbursed)/ recouped by investment advisor (Note 4)	(96,136)	(2,252,035)	(90,981)	(732,642)	(233,119)
Fees paid indirectly (Note 5)	—	—	—	(22,000)	(103)

Net expenses	615,407	6,852,061	630,139	11,475,565	263,746

Net investment income (loss)	1,984,233	35,593,771	4,719,497	24,912,064	378,917

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on:
Investments (unaffiliated)**	(9,562,760)	28,670,859	(917,954)	117,041,988	(49,016)
Investments (affiliated)	—	3,251	(14,216)	—	—
Futures contracts	(25,394)	(3,408,642)	(33,851)	—	25,634
Forward contracts	—	—	—	—	—
Swap contracts	—	—	—	—	—
Written option contracts	—	—	—	—	—
Net realized foreign exchange gain (loss) on other assets and liabilities	—	—	—	207	(1,406)
Net realized gain (loss) on forward sales contacts	—	—	—	—	—
Net realized gain (loss) on capital gain distributions received from underlying funds (affiliated)	—	—	—	—	—
Net realized gain (loss) on disposal of investments in violation of investments restrictions (Note 4)	—	—	—	—	—
Net increase from reimbursement of investment violation (Note 4)	—	—	—	—	—
Net increase from payment by affiliates (Note 4)	—	—	—	—	—

Net realized gain (loss) on investments and foreign currencies	(9,588,154)	25,265,468	(966,021)	117,042,195	(24,788)

Change in unrealized appreciation (depreciation) on:
Investments (unaffiliated)**	13,757,665	(122,106,246)	1,488,605	(240,541,996)	(949,413)
Investments (affiliated)	—	(1,568,659)	(246,311)	—	—
Futures contracts	14,888	504,685	19,842	—	(34,814)
Forward contracts	—	—	—	—	—
Swap contracts	—	—	—	—	—
Written option contracts	—	—	—	—	—
Change in net unrealized foreign exchange gain (loss) on other assets and liabilities	—	2,615	—	(360)	141
Change in unrealized appreciation (depreciation) on forward sales contracts	—	—	—	—	—
Change in accrued capital gains tax on unrealized appreciation (depreciation)	—	—	—	—	—

Net unrealized gain (loss) on investments and foreign currencies	13,772,553	(123,167,605)	1,262,136	(240,542,356)	(984,086)

Net realized and unrealized gain (loss) on investments and foreign currencies	4,184,399	(97,902,137)	296,115	(123,500,161)	(1,008,874)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$6,168,632	$(62,308,366)	$5,015,612	$(98,588,097)	$(629,957)

* Net of foreign withholding taxes on interest and dividends of	$2	$31	$5	$(111)	$14,510

** Net of foreign withholding taxes on capital gains of	$—	$—	$—	$—	$—

†	See Note 1

See Notes to Financial Statements

500

SUNAMERICA SERIES TRUST

STATEMENT OF OPERATIONS (continued)

For the Year Ended January 31, 2019

	SA MFS Blue Chip Growth	SA MFS Massachusetts Investors Trust	SA MFS Total Return	SA Mid Cap Index	SA Morgan Stanley International Equities
INVESTMENT INCOME:
Dividends (unaffiliated)	$8,409,654	$16,021,918	$7,764,965	$2,849,952	$14,901,632
Dividends (affiliated)	—	—	—	—	—
Interest (unaffiliated)	53,838	131,582	5,969,407	93,653	169
Interest (affiliated)	—	—	—	—	—

Total investment income*	8,463,492	16,153,500	13,734,372	2,943,605	14,901,801

EXPENSES:
Investment advisory and management fees	4,366,102	7,173,326	3,327,486	625,244	4,198,673
Services fees:
Class 2	5,254	13,152	38,559	—	15,596
Class 3	321,905	965,264	774,831	3,803	347,583
Transfer agent fees	2,636	2,206	2,193	2,059	2,931
Custodian and accounting fees	80,163	127,414	128,662	25,831	150,615
Reports to shareholders	80,017	125,313	59,148	21,542	58,246
Audit and tax fees	36,962	49,416	41,928	49,790	81,938
Legal fees	5,966	6,828	10,518	6,151	12,264
Trustees’ fees and expenses	21,554	33,838	16,109	4,376	16,376
Deferred offering costs	—	—	—	—	—
Interest expense	1,287	2,698	429	—	—
Interest expense on forward sales contracts	—	—	—	—	—
License fee	—	—	—	41,683	—
Other expenses	22,601	23,604	25,368	35,122	10,771

Total expenses before fee waivers, expense reimbursements, expense recoupments and fees paid indirectly	4,944,447	8,523,059	4,425,231	815,601	4,894,993
Net (fees waived and expenses reimbursed)/ recouped by investment advisor (Note 4)	—	—	—	20,286	—
Fees paid indirectly (Note 5)	—	—	—	—	—

Net expenses	4,944,447	8,523,059	4,425,231	835,887	4,894,993

Net investment income (loss)	3,519,045	7,630,441	9,309,141	2,107,718	10,006,808

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on:
Investments (unaffiliated)**	72,479,584	114,247,099	16,129,805	7,845,742	16,429,797
Investments (affiliated)	—	—	—	—	—
Futures contracts	—	—	—	(800,876)	—
Forward contracts	—	—	—	—	(1,121,549)
Swap contracts	—	—	—	—	—
Written option contracts	—	—	—	—	—
Net realized foreign exchange gain (loss) on other assets and liabilities	—	6,415	3,558	—	(133,262)
Net realized gain (loss) on forward sales contacts	—	—	—	—	—
Net realized gain (loss) on capital gain distributions received from underlying funds (affiliated)	—	—	—	—	—
Net realized gain (loss) on disposal of investments in violation of investments restrictions (Note 4)	(7,371)	—	—	—	—
Net increase from reimbursement of investment violation (Note 4)	7,371	—	—	—	—
Net increase from payment by affiliates (Note 4)	—	—	—	—	—

Net realized gain (loss) on investments and foreign currencies	72,479,584	114,253,514	16,133,363	7,044,866	15,174,986

Change in unrealized appreciation (depreciation) on:
Investments (unaffiliated)**	(101,864,254)	(158,357,340)	(43,369,322)	(21,056,033)	(95,939,539)
Investments (affiliated)	—	—	—	—	—
Futures contracts	—	—	—	278,808	—
Forward contracts	—	—	—	—	1,349,409
Swap contracts	—	—	—	—	—
Written option contracts	—	—	—	—	—
Change in net unrealized foreign exchange gain (loss) on other assets and liabilities	—	—	(6,383)	—	(46,154)
Change in unrealized appreciation (depreciation) on forward sales contracts	—	—	—	—	—
Change in accrued capital gains tax on unrealized appreciation (depreciation)	—	—	—	—	—

Net unrealized gain (loss) on investments and foreign currencies	(101,864,254)	(158,357,340)	(43,375,705)	(20,777,225)	(94,636,284)

Net realized and unrealized gain (loss) on investments and foreign currencies	(29,384,670)	(44,103,826)	(27,242,342)	(13,732,359)	(79,461,298)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(25,865,625)	$(36,473,385)	$(17,933,201)	$(11,624,641)	$(69,454,490)

* Net of foreign withholding taxes on interest and dividends of	$—	$188,481	$108,055	$1,614	$1,434,915

** Net of foreign withholding taxes on capital gains of	$—	$—	$—	$—	$—

See Notes to Financial Statements

501

SUNAMERICA SERIES TRUST

STATEMENT OF OPERATIONS (continued)

For the Year Ended January 31, 2019

	SA Oppenheimer Main Street Large Cap	SA PIMCO VCP Tactical Balanced	SA PineBridge High-Yield Bond	SA Putnam International Growth and Income	SA Schroders VCP Global Allocation
INVESTMENT INCOME:
Dividends (unaffiliated)	$7,998,233	$—	$81,921	$9,633,380	$9,488,980
Dividends (affiliated)	—	—	—	—	—
Interest (unaffiliated)	25,119	30,002,943	22,417,729	68,617	7,875,177
Interest (affiliated)	—	—	—	—	—

Total investment income*	8,023,352	30,002,943	22,499,650	9,701,997	17,364,157

EXPENSES:
Investment advisory and management fees	3,167,874	11,014,490	2,107,257	2,617,191	4,980,492
Services fees:
Class 2	5,684	—	13,111	7,875	—
Class 3	246,819	3,217,207	407,124	303,674	1,496,692
Transfer agent fees	2,756	687	2,795	3,059	696
Custodian and accounting fees	56,119	235,101	49,986	71,997	227,058
Reports to shareholders	50,007	149,129	39,080	30,958	82,834
Audit and tax fees	36,947	51,759	61,819	80,840	54,376
Legal fees	17,021	18,614	4,870	15,678	12,322
Trustees’ fees and expenses	13,849	40,769	10,706	8,863	19,018
Deferred offering costs	—	—	—	—	—
Interest expense	1,559	—	12	707	—
Interest expense on forward sales contracts	—	—	—	—	—
License fee	—	—	—	—	—
Other expenses	15,380	27,701	13,575	12,604	38,260

Total expenses before fee waivers, expense reimbursements, expense recoupments and fees paid indirectly	3,614,015	14,755,457	2,710,335	3,153,446	6,911,748
Net (fees waived and expenses reimbursed)/ recouped by investment advisor (Note 4)	—	—	—	(137,134)	(25,889)
Fees paid indirectly (Note 5)	—	—	—	(2,151)	—

Net expenses	3,614,015	14,755,457	2,710,335	3,014,161	6,885,859

Net investment income (loss)	4,409,337	15,247,486	19,789,315	6,687,836	10,478,298

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on:
Investments (unaffiliated)**	45,861,804	(7,151,828)	(1,594,687)	10,814,301	7,677,323
Investments (affiliated)	—	—	—	—	—
Futures contracts	—	(35,597,076)	—	—	(22,738,467)
Forward contracts	—	138,559	—	(85,116)	(3,162,885)
Swap contracts	—	(11,249,977)	—	—	(3,803,734)
Written option contracts	—	(1,659,017)	—	—	—
Net realized foreign exchange gain (loss) on other assets and liabilities	(26,060)	(424,185)	—	(52,917)	(78,478)
Net realized gain (loss) on forward sales contacts	—		—	—	—
Net realized gain (loss) on capital gain distributions received from underlying funds (affiliated)	—	—	—	—	—
Net realized gain (loss) on disposal of investments in violation of investments restrictions (Note 4)	—	—	—	—	(36,184)
Net increase from reimbursement of investment violation (Note 4)	—	—	—	—	36,184
Net increase from payment by affiliates (Note 4)	—	—	—	—	—

Net realized gain (loss) on investments and foreign currencies	45,835,744	(55,943,524)	(1,594,687)	10,676,268	(22,106,241)

Change in unrealized appreciation (depreciation) on:
Investments (unaffiliated)**	(68,887,499)	5,404,225	(18,739,432)	(69,762,373)	(33,233,202)
Investments (affiliated)	—	—	—	—	—
Futures contracts	—	(27,242,439)	—	—	957,792
Forward contracts	—	474,491	—	(686,547)	390,978
Swap contracts	—	(22,706,635)	—	—	—
Written option contracts	—	97,054	—	—	—
Change in net unrealized foreign exchange gain (loss) on other assets and liabilities	4,390	(16,061)	—	(30,532)	10,989
Change in unrealized appreciation (depreciation) on forward sales contracts	—	—	—	—	—
Change in accrued capital gains tax on unrealized appreciation (depreciation)	—	—	—	—	—

Net unrealized gain (loss) on investments and foreign currencies	(68,883,109)	(43,989,365)	(18,739,432)	(70,479,452)	(31,873,443)

Net realized and unrealized gain (loss) on investments and foreign currencies	(23,047,365)	(99,932,889)	(20,334,119)	(59,803,184)	(53,979,684)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(18,638,028)	$(84,685,403)	$(544,804)	$(53,115,348)	$(43,501,386)

* Net of foreign withholding taxes on interest and dividends of	$50,479	$2,528	$—	$1,106,277	$243,933

** Net of foreign withholding taxes on capital gains of	$—	$—	$—	$—	$—

See Notes to Financial Statements

502

SUNAMERICA SERIES TRUST

STATEMENT OF OPERATIONS (continued)

For the Year Ended January 31, 2019

	SA Small Cap Index	SA T. Rowe Price Asset Allocation Growth	SA T. Rowe Price VCP Balanced	SA Templeton Foreign Value†	SA VCP Dynamic Allocation
INVESTMENT INCOME:
Dividends (unaffiliated)	$2,087,449	$1,060,933	$17,581,620	$27,455,207	$—
Dividends (affiliated)	—	—	—	—	191,027,536
Interest (unaffiliated)	113,239	453,031	16,928,651	54,444	50,546,267
Interest (affiliated)	—	450	—	—	—

Total investment income*	2,200,688	1,514,414	34,510,271	27,509,651	241,573,803

EXPENSES:
Investment advisory and management fees	701,599	452,379	10,117,981	7,031,821	24,914,157
Services fees:
Class 2	—	—	—	17,848	—
Class 3	4,072	161,178	3,305,577	1,240,117	29,829,500
Transfer agent fees	1,915	924	879	1,471	1,177
Custodian and accounting fees	62,856	273,133	345,669	255,442	235,334
Reports to shareholders	21,100	5,474	172,038	100,213	1,410,450
Audit and tax fees	50,914	28,961	45,355	65,892	30,089
Legal fees	6,492	17,019	17,933	18,868	52,507
Trustees’ fees and expenses	4,232	776	41,395	28,500	379,083
Deferred offering costs	—	27,092	—	—	—
Interest expense	—	—	13,241	—	5,609
Interest expense on forward sales contracts	—	—	—	—	—
License fee	54,684	—	—	—	—
Other expenses	20,823	15,953	37,207	16,006	90,695

Total expenses before fee waivers, expense reimbursements, expense recoupments and fees paid indirectly	928,687	982,889	14,097,275	8,776,178	56,948,601
Net (fees waived and expenses reimbursed)/ recouped by investment advisor (Note 4)	(22,559)	(298,245)	—	—	(927,468)
Fees paid indirectly (Note 5)	—	—	—	(4,630)	—

Net expenses	906,128	684,644	14,097,275	8,771,548	56,021,133

Net investment income (loss)	1,294,560	829,770	20,412,996	18,738,103	185,552,670

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on:
Investments (unaffiliated)**	9,050,085	(707,030)	7,419,360	38,485,726	28,081,739
Investments (affiliated)	—	—	—	—	296,847,875
Futures contracts	(3,369,327)	(1,034)	(13,249,678)	—	(453,790,483)
Forward contracts	—	(34)	—	(941)	—
Swap contracts	—	—	—	—	—
Written option contracts	—	—	(28,800)	—	124,055,146
Net realized foreign exchange gain (loss) on other assets and liabilities	(23)	(8,021)	(220,265)	(192,944)	—
Net realized gain (loss) on forward sales contacts	—	—	—	—	—
Net realized gain (loss) on capital gain distributions received from underlying funds (affiliated)	—	—	—	—	627,655,993
Net realized gain (loss) on disposal of investments in violation of investments restrictions (Note 4)	—	(84)	—	—	—
Net increase from reimbursement of investment violation (Note 4)	—	—	—	—	—
Net increase from payment by affiliates (Note 4)	—	—	—	—	—

Net realized gain (loss) on investments and foreign currencies	5,680,735	(716,203)	(6,079,383)	38,291,841	622,850,270

Change in unrealized appreciation (depreciation) on:
Investments (unaffiliated)**	(20,492,502)	(973,291)	(75,219,021)	(197,876,725)	(12,301,060)
Investments (affiliated)	—	—	—	—	(1,373,475,501)
Futures contracts	2,055,970	7,239	(13,227,969)	—	(183,458,451)
Forward contracts	—	—	14	—	—
Swap contracts	—	—	—	—	—
Written option contracts	—	—	1,818	—	311,736
Change in net unrealized foreign exchange gain (loss) on other assets and liabilities	—	42	(19,971)	(98,031)	—
Change in unrealized appreciation (depreciation) on forward sales contracts	—	—	(15,254)	—	—
Change in accrued capital gains tax on unrealized appreciation (depreciation)	—	—	—	338,424	—

Net unrealized gain (loss) on investments and foreign currencies	(18,436,532)	(966,010)	(88,480,383)	(197,636,332)	(1,568,923,276)

Net realized and unrealized gain (loss) on investments and foreign currencies	(12,755,797)	(1,682,213)	(94,559,766)	(159,344,491)	(946,073,006)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(11,461,237)	$(852,443)	$(74,146,770)	$(140,606,388)	$(760,520,336)

* Net of foreign withholding taxes on interest and dividends of	$761	$32,816	$863,134	$3,056,856	$—

** Net of foreign withholding taxes on capital gains of	$—	$—	$—	$166,644	$—

See Notes to Financial Statements

503

SUNAMERICA SERIES TRUST

STATEMENT OF OPERATIONS (continued)

For the Year Ended January 31, 2019

	SA VCP Dynamic Strategy	SA VCP Index Allocation	SA WellsCap Aggressive Growth
INVESTMENT INCOME:
Dividends (unaffiliated)	$—	$—	$440,829
Dividends (affiliated)	97,358,222	4,494,107	—
Interest (unaffiliated)	26,961,945	437,862	13,910
Interest (affiliated)	—	—	—

Total investment income*	124,320,167	4,931,969	454,739

EXPENSES:
Investment advisory and management fees	13,737,449	222,925	824,404
Services fees:
Class 2	—	—	4,659
Class 3	15,858,621	278,392	72,316
Transfer agent fees	1,030	673	2,353
Custodian and accounting fees	135,281	25,838	25,483
Reports to shareholders	748,503	13,511	11,737
Audit and tax fees	30,088	27,796	36,969
Legal fees	31,387	8,091	5,823
Trustees’ fees and expenses	201,539	2,142	3,500
Deferred offering costs	—	33,285	—
Interest expense	3,177	—	—
Interest expense on forward sales contracts	—	—	—
License fee	—	11,146	—
Other expenses	50,534	4,175	12,489

Total expenses before fee waivers, expense reimbursements, expense recoupments and fees paid indirectly	30,797,609	627,974	999,733
Net (fees waived and expenses reimbursed)/recouped by investment advisor (Note 4)	(411,757)	(37,487)	—
Fees paid indirectly (Note 5)	—	—	(9,591)

Net expenses	30,385,852	590,487	990,142

Net investment income (loss)	93,934,315	4,341,482	(535,403)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on:
Investments (unaffiliated)**	13,248,429	(426,272)	8,279,774
Investments (affiliated)	112,344,959	(278,731)	—
Futures contracts	(223,139,433)	(6,378,922)	—
Forward contracts	—	—	—
Swap contracts	—	—	—
Written option contracts	66,461,621	—	—
Net realized foreign exchange gain (loss) on other assets and liabilities	—	—	(17)
Net realized gain (loss) on forward sales contacts	—	—	—
Net realized gain (loss) on capital gain distributions received from underlying funds (affiliated)	319,835,480	2,954,347	—
Net realized gain (loss) on disposal of investments in violation of investments restrictions (Note 4)	—	—	—
Net increase from reimbursement of investment violation (Note 4)	—	—	—
Net increase from payment by affiliates (Note 4)	—	—	—

Net realized gain (loss) on investments and foreign currencies	288,751,056	(4,129,578)	8,279,757

Change in unrealized appreciation (depreciation) on:
Investments (unaffiliated)**	(5,162,067)	(738,371)	(9,868,752)
Investments (affiliated)	(713,842,243)	(10,097,929)	—
Futures contracts	(86,817,117)	810,109	—
Forward contracts	—	—	—
Swap contracts	—	—	—
Written option contracts	(615,120)	—	—
Change in net unrealized foreign exchange gain (loss) on other assets and liabilities	(47)	—	—
Change in unrealized appreciation (depreciation) on forward sales contracts	—	—	—
Change in accrued capital gains tax on unrealized appreciation (depreciation)	—	—	—

Net unrealized gain (loss) on investments and foreign currencies	(806,436,594)	(10,026,191)	(9,868,752)

Net realized and unrealized gain (loss) on investments and foreign currencies	(517,685,538)	(14,155,769)	(1,588,995)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(423,751,223)	$(9,814,287)	$(2,124,398)

* Net of foreign withholding taxes on interest and dividends of	$—	$—	$3,433

** Net of foreign withholding taxes on capital gains of	$—	$—	$—

†	See Note 1

See Notes to Financial Statements

504

SUNAMERICA SERIES TRUST

STATEMENT OF CHANGES IN NET ASSETS

	SA AB Growth		SA AB Small & Mid Cap Value		SA BlackRock VCP Global Multi Asset
	For the year ended January 31, 2019	For the year ended January 31, 2018	For the year ended January 31, 2019	For the year ended January 31, 2018	For the year ended January 31, 2019	For the year ended January 31, 2018
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$(308,570)	$16,005	$976,481	$906,441	$5,287,740	$2,171,017
Net realized gain (loss) on investments and foreign currencies	137,458,350	66,513,052	63,058,706	66,908,213	(19,675,717)	54,282,797
Net unrealized gain (loss) on investments and foreign currencies	(87,958,335)	109,137,305	(107,613,256)	12,955,214	(18,124,352)	22,173,120

Net increase (decrease) in net assets resulting from operations	49,191,445	175,666,362	(43,578,069)	80,769,868	(32,512,329)	78,626,934

DISTRIBUTIONS TO SHAREHOLDERS FROM(1):
Distributable earnings — Class 1	(47,415,976)	(30,643,386)	(20,044,304)	(8,292,307)	(10,648)	(438)
Distributable earnings — Class 2	(2,765,815)	(1,471,380)	(2,782,974)	(1,299,007)	—	—
Distributable earnings — Class 3	(16,344,205)	(8,878,166)	(102,072,158)	(46,985,841)	(61,876,536)	(2,428,070)
Return of Capital — Class 1	—	—	—	—	—	—
Return of Capital — Class 2	—	—	—	—	—	—
Return of Capital — Class 3	—	—	—	—	—	—

Total distributions to shareholders	(66,525,996)	(40,992,932)	(124,899,436)	(56,577,155)	(61,887,184)	(2,428,508)

Net increase (decrease) in net assets resulting from Capital share transactions (Note 7)	908,942,329	15,698,658	77,609,822	(29,431,115)	85,019,030	187,176,068

TOTAL INCREASE (DECREASE) IN NET ASSETS	891,607,778	150,372,088	(90,867,683)	(5,238,402)	(9,380,483)	263,374,494

NET ASSETS:
Beginning of period	651,168,671	500,796,583	616,252,209	621,490,611	748,204,586	484,830,092

End of period	$1,542,776,449	$651,168,671	$525,384,526	$616,252,209	$738,824,103	$748,204,586

(1)	The prior year amounts have been restated to reflect the adoption of amendments to Rule 6-09.3 of Regulation S-X. Below are the amounts as stated in the January 31, 2018 annual report.

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income — Class 1	$(158,638)	$(328,789)	$(67)
Net investment income — Class 2	—	(30,914)	—
Net investment income — Class 3	—	(687,457)	(73,636)
Net realized gain on securities — Class 1	(30,484,748)	(7,963,518)	(371)
Net realized gain on securities — Class 2	(1,471,380)	(1,268,093)	—
Net realized gain on securities — Class 3	(8,878,166)	(46,298,384)	(2,354,434)

Total distributions to shareholders	$(40,992,932)	$(56,577,155)	$(2,428,508)

See Notes to Financial Statements

505

SUNAMERICA SERIES TRUST

STATEMENT OF CHANGES IN NET ASSETS (continued)

	SA Columbia Technology		SA DFA Ultra Short Bond		SA Dogs of Wall Street
	For the year ended January 31, 2019	For the year ended January 31, 2018	For the year ended January 31, 2019	For the year ended January 31, 2018	For the year ended January 31, 2019	For the year ended January 31, 2018
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$(107,631)	$(269,115)	$6,323,154	$4,014,262	$8,044,488	$8,241,430
Net realized gain (loss) on investments and foreign currencies	8,720,007	10,303,266	(907,842)	(647,652)	21,954,291	40,776,254
Net unrealized gain (loss) on investments and foreign currencies	(10,900,932)	9,636,457	1,510,092	(753,863)	(24,565,330)	28,032,162

Net increase (decrease) in net assets resulting from operations	(2,288,556)	19,670,608	6,925,404	2,612,747	5,433,449	77,049,846

DISTRIBUTIONS TO SHAREHOLDERS FROM(1):
Distributable earnings — Class 1	(1,903,807)	(1,816,239)	(2,381,157)	(692,074)	(26,133,008)	(20,012,779)
Distributable earnings — Class 2	(674,241)	(585,427)	(154,375)	(18,300)	(886,281)	(727,814)
Distributable earnings — Class 3	(7,514,699)	(6,501,119)	(1,478,730)	(55,484)	(22,252,091)	(17,109,793)
Return of Capital — Class 1	—	—	—	—	—	—
Return of Capital — Class 2	—	—	—	—	—	—
Return of Capital — Class 3	—	—	—	—	—	—

Total distributions to shareholders	(10,092,747)	(8,902,785)	(4,014,262)	(765,858)	(49,271,380)	(37,850,386)

Net increase (decrease) in net assets resulting from Capital share transactions (Note 7)	4,667,230	5,932,699	890,346	(118,115,296)	13,052,248	(15,053,959)

TOTAL INCREASE (DECREASE) IN NET ASSETS:	(7,714,073)	16,700,522	3,801,488	(116,268,407)	(30,785,683)	24,145,501

NET ASSETS:
Beginning of period	76,570,055	59,869,533	405,166,941	521,435,348	378,040,995	353,895,494

End of period	$68,855,982	$76,570,055	$408,968,429	$405,166,941	$347,255,312	$378,040,995

(1)	The prior year amounts have been restated to reflect the adoption of amendments to Rule 6-09.3 of Regulation S-X. Below are the amounts as stated in the January 31, 2018 annual report.

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income — Class 1	$—	$(692,074)	$(4,481,679)
Net investment income — Class 2	—	(18,300)	(154,791)
Net investment income — Class 3	—	(55,484)	(3,549,192)
Net realized gain on securities — Class 1	(1,816,239)	—	(15,531,100)
Net realized gain on securities — Class 2	(585,427)	—	(573,023)
Net realized gain on securities — Class 3	(6,501,119)	—	(13,560,601)

Total distributions to shareholders	$(8,902,785)	$(765,858)	$(37,850,386)

See Notes to Financial Statements

506

SUNAMERICA SERIES TRUST

STATEMENT OF CHANGES IN NET ASSETS (continued)

	SA Emerging Markets Equity Index†	SA Federated Corporate Bond		SA Fidelity Institutional AMSM Real Estate†
	For the period May 1, 2018@ through January 31, 2019	For the year ended January 31, 2019	For the year ended January 31, 2018	For the year ended January 31, 2019	For the year ended January 31, 2018
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$1,047,387	$61,341,324	$62,397,043	$5,412,574	$5,811,646
Net realized gain (loss) on investments and foreign currencies	(3,093,968)	(2,239,067)	11,840,359	1,227,189	17,618,302
Net unrealized gain (loss) on investments and foreign currencies	(2,605,906)	(55,827,331)	5,827,239	15,523,168	(15,315,243)

Net increase (decrease) in net assets resulting from operations	(4,652,487)	3,274,926	80,064,641	22,162,931	8,114,705

DISTRIBUTIONS TO SHAREHOLDERS FROM(1):
Distributable earnings — Class 1	(1,030,092)	(32,950,825)	(34,180,829)	(7,435,522)	(18,085,906)
Distributable earnings — Class 2	—	(919,111)	(1,018,486)	(437,798)	(916,907)
Distributable earnings — Class 3	(7,517)	(40,284,302)	(42,810,070)	(16,894,617)	(34,796,953)
Return of Capital — Class 1	(69,192)	—	—	—	—
Return of Capital — Class 2	—	—	—	—	—
Return of Capital — Class 3	(579)	—	—	—	—

Total distributions to shareholders	(1,107,380)	(74,154,238)	(78,009,385)	(24,767,937)	(53,799,766)

Net increase (decrease) in net assets resulting from Capital share transactions (Note 7)	93,288,542	(106,709,402)	(12,021,410)	(18,829,260)	(64,431,714)

TOTAL INCREASE (DECREASE) IN NET ASSETS	87,528,675	(177,588,714)	(9,966,154)	(21,434,266)	(110,116,775)

NET ASSETS:
Beginning of period	—	1,620,986,995	1,630,953,149	292,070,851	402,188,626

End of period	$87,528,675	$1,443,398,281	$1,620,986,995	$270,636,585	$292,071,851

†	See Note 1
@	Commencement of operations

(1)	The prior year amounts have been restated to reflect the adoption of amendments to Rule 6-09.3 of Regulation S-X. Below are the amounts as stated in the January 31, 2018 annual report.

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income — Class 1	$(31,024,482)	$(3,188,078)
Net investment income — Class 2	(921,032)	(153,001)
Net investment income — Class 3	(38,660,525)	(5,664,163)
Net realized gain on securities — Class 1	(3,156,347)	(14,897,828)
Net realized gain on securities — Class 2	(97,454)	(763,906)
Net realized gain on securities — Class 3	(4,149,545)	(29,132,790)

Total distributions to shareholders	$(78,009,385)	$(53,799,766)

See Notes to Financial Statements

507

SUNAMERICA SERIES TRUST

STATEMENT OF CHANGES IN NET ASSETS (continued)

	SA Fixed Income Index		SA Fixed Income Intermediate Index		SA Franklin Small Company Value
	For the year ended January 31, 2019	For the period February 6, 2017@ through January 31, 2018	For the year ended January 31, 2019	For the period October 6, 2017@ through January 31, 2018	For the year ended January 31, 2019	For the year ended January 31, 2018
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$8,788,970	$5,788,770	$5,747,046	$1,150,847	$2,399,805	$2,877,333
Net realized gain (loss) on investments and foreign currencies	(619,099)	(204,525)	(877,433)	(181,462)	47,644,307	46,737,209
Net unrealized gain (loss) on investments and foreign currencies	(137,411)	(1,635,878)	1,741,944	(4,182,366)	(67,588,176)	(13,686,562)

Net increase (decrease) in net assets resulting from operations	8,032,460	3,948,367	6,611,557	(3,212,981)	(17,544,064)	35,927,980

DISTRIBUTIONS TO SHAREHOLDERS FROM(1):
Distributable earnings — Class 1	(13,519,944)	—	(6,233,579)	—	(21,149,989)	(17,737,563)
Distributable earnings — Class 2	—	—	—	—	—	—
Distributable earnings — Class 3	(214,988)	—	(180,112)	—	(29,281,961)	(27,969,253)
Return of Capital — Class 1	—	—	—	—	—	—
Return of Capital — Class 2	—	—	—	—	—	—
Return of Capital — Class 3	—	—	—	—	—	—

Total distributions to shareholders	(13,734,932)	—	(6,413,691)	—	(50,431,950)	(45,706,816)

Net increase (decrease) in net assets resulting from Capital share transactions (Note 7)	124,343,114	300,623,196	46,392,789	242,722,753	23,241,461	(55,885,437)

TOTAL INCREASE (DECREASE) IN NET ASSETS	118,640,642	304,571,563	46,590,655	239,509,772	(44,734,553)	(65,664,273)

NET ASSETS:
Beginning of period	304,571,563	—	239,509,772	—	372,317,928	437,982,201

End of period	$423,212,205	$304,571,563	$286,100,427	$239,509,772	$327,583,375	$372,317,928

@	Commencement of operations

(1)	The prior year amounts have been restated to reflect the adoption of amendments to Rule 6-09.3 of Regulation S-X. Below are the amounts as stated in the January 31, 2018 annual report.

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income — Class 1	$—	$—	$(879,535)
Net investment income — Class 2	—	—	—
Net investment income — Class 3	—	—	(864,649)
Net realized gain on securities — Class 1	—	—	(16,858,028)
Net realized gain on securities — Class 2	—	—	—
Net realized gain on securities — Class 3	—	—	(27,104,604)

Total distributions to shareholders	$—	$—	$(45,706,816)

See Notes to Financial Statements

508

SUNAMERICA SERIES TRUST

STATEMENT OF CHANGES IN NET ASSETS (continued)

	SA Global Index Allocation 60/40†	SA Global Index Allocation 75/25†	SA Global Index Allocation 90/10†
	For the period May 1, 2018@ through January 31, 2019	For the period May 1, 2018@ through January 31, 2019	For the period May 1, 2018@ through January 31, 2019
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$333,052	$404,554	$1,364,141
Net realized gain (loss) on investments and foreign currencies	23,679	36,501	699,695
Net unrealized gain (loss) on investments and foreign currencies	(496,154)	(798,088)	(4,088,926)

Net increase (decrease) in net assets resulting from operations	(139,423)	(357,033)	(2,025,090)

DISTRIBUTIONS TO SHAREHOLDERS FROM(1):
Distributable earnings — Class 1	(3,069)	(2,878)	(3,324)
Distributable earnings — Class 2	—	—	—
Distributable earnings — Class 3	(389,771)	(494,201)	(1,728,818)
Return of Capital — Class 1	—	—	—
Return of Capital — Class 2	—	—	—
Return of Capital — Class 3	—	—	—

Total distributions to shareholders	(392,840)	(497,079)	(1,732,142)

Net increase (decrease) in net assets resulting from Capital share transactions (Note 7)	16,875,982	22,047,887	77,598,001

TOTAL INCREASE (DECREASE) IN NET ASSETS	16,343,719	21,193,775	73,840,769

NET ASSETS:
Beginning of period	—	—	—

End of period	$16,343,719	$21,193,775	$73,840,769

†	See Note 1
@	Commencement of operations

See	Notes to Financial Statements

509

SUNAMERICA SERIES TRUST

STATEMENT OF CHANGES IN NET ASSETS (continued)

	SA Goldman Sachs Global Bond		SA Goldman Sachs Multi-Asset Insights		SA Index Allocation 60/40
	For the year ended January 31, 2019	For the year ended January 31, 2018	For the year ended January 31, 2019	For the period October 6, 2017@ through January 31, 2018	For the year ended January 31, 2019	For the period February 6, 2017@ through January 31, 2018
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$2,940,133	$3,344,261	$120,125	$14,180	$1,830,314	$136,238
Net realized gain (loss) on investments and foreign currencies	(4,804,508)	(95,170)	(671,970)	155,617	1,557,618	244,627
Net unrealized gain (loss) on investments and foreign currencies	(9,740,638)	27,797,476	(137,278)	481,523	(4,351,556)	1,925,916

Net increase (decrease) in net assets resulting from operations	(11,605,013)	31,046,567	(689,123)	651,320	(963,624)	2,306,781

DISTRIBUTIONS TO SHAREHOLDERS FROM(1):
Distributable earnings — Class 1	(4,737,596)	(3,651,779)	(2,463)	(610)	(5,736)	(2,366)
Distributable earnings — Class 2	(211,537)	(172,439)	—	—	—	—
Distributable earnings — Class 3	(11,200,887)	(8,599,560)	(396,349)	(58,997)	(2,727,434)	(385,814)
Return of Capital — Class 1	—	—	—	—	—	—
Return of Capital — Class 2	—	—	—	—	—	—
Return of Capital — Class 3	—	—	—	—	—	—

Total distributions to shareholders	(16,150,020)	(12,423,778)	(398,812)	(59,607)	(2,733,170)	(388,180)

Net increase (decrease) in net assets resulting from Capital share transactions (Note 7)	(33,652,691)	(47,365,431)	11,471,815	11,117,763	50,719,296	33,183,756

TOTAL INCREASE (DECREASE) IN NET ASSETS	(61,407,724)	(28,742,642)	10,383,880	11,709,476	47,022,502	35,102,357

NET ASSETS:
Beginning of period	455,114,396	483,857,038	11,709,476	—	35,102,357	—

End of period	$393,706,672	$455,114,396	$22,093,356	$11,709,476	$82,124,859	$35,102,357

@	Commencement of operations

(1)	The prior year amounts have been restated to reflect the adoption of amendments to Rule 6-09.3 of Regulation S-X. Below are the amounts as stated in the January 31, 2018 annual report.

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income — Class 1	$(3,651,779)	$(299)	$(1,328)
Net investment income — Class 2	(172,439)	—	—
Net investment income — Class 3	(8,599,560)	(26,004)	(190,967)
Net realized gain on securities — Class 1	—	(311)	(1,038)
Net realized gain on securities — Class 2	—	—	—
Net realized gain on securities — Class 3	—	(32,993)	(194,847)

Total distributions to shareholders	$(12,423,778)	$(59,607)	$(388,180)

See Notes to Financial Statements

510

SUNAMERICA SERIES TRUST

STATEMENT OF CHANGES IN NET ASSETS (continued)

	SA Index Allocation 80/20		SA Index Allocation 90/10		SA International Index
	For the year ended January 31, 2019	For the period February 6, 2017@ through January 31, 2018	For the year ended January 31, 2019	For the period February 6, 2017@ through January 31, 2018	For the year ended January 31, 2019	For the period February 6, 2017@ through January 31, 2018
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$3,511,610	$522,674	$9,839,234	$1,586,584	$8,960,057	$6,208,478
Net realized gain (loss) on investments and foreign currencies	4,055,451	519,164	12,113,476	1,376,825	(6,059,879)	1,481,371
Net unrealized gain (loss) on investments and foreign currencies	(11,986,874)	6,126,977	(38,083,388)	18,228,488	(53,771,570)	58,232,072

Net increase (decrease) in net assets resulting from operations	(4,419,813)	7,168,815	(16,130,678)	21,191,897	(50,871,392)	65,921,921

DISTRIBUTIONS TO SHAREHOLDERS FROM(1):
Distributable earnings — Class 1	(48,819)	(1,940)	(70,498)	(2,176)	(9,284,634)	(8,136,302)
Distributable earnings — Class 2	—	—	—	—	—	—
Distributable earnings — Class 3	(5,641,634)	(1,057,680)	(16,040,017)	(3,018,159)	(33,465)	(5,286)
Return of Capital — Class 1	—	—	—	—	—	—
Return of Capital — Class 2	—	—	—	—	—	—
Return of Capital — Class 3	—	—	—	—	—	—

Total distributions to shareholders	(5,690,453)	(1,059,620)	(16,110,515)	(3,020,335)	(9,318,099)	(8,141,588)

Net increase (decrease) in net assets resulting from Capital share transactions (Note 7)	98,066,983	73,699,905	269,066,833	204,329,230	76,638,787	331,974,953

TOTAL INCREASE (DECREASE) IN NET ASSETS	87,956,717	79,809,100	236,825,640	222,500,792	16,449,296	389,755,286

NET ASSETS:
Beginning of period	79,809,100	—	222,500,792	—	389,755,286	—

End of period	$167,765,817	$79,809,100	$459,326,432	$222,500,792	$406,204,582	$389,755,286

@	Commencement of operations

(1)	The prior year amounts have been restated to reflect the adoption of amendments to Rule 6-09.3 of Regulation S-X. Below are the amounts as stated in the January 31, 2018 annual report.

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income — Class 1	$(1,349)	$(1,566)	$(7,220,080)
Net investment income — Class 2	—	—	—
Net investment income — Class 3	(690,373)	(2,066,383)	(4,632)
Net realized gain on securities — Class 1	(591)	(610)	(916,222)
Net realized gain on securities — Class 2	—	—	—
Net realized gain on securities — Class 3	(367,307)	(951,776)	(654)

Total distributions to shareholders	$(1,059,620)	$(3,020,335)	$(8,141,588)

See Notes to Financial Statements

511

SUNAMERICA SERIES TRUST

STATEMENT OF CHANGES IN NET ASSETS (continued)

	SA Invesco Growth Opportunities		SA Invesco VCP Equity-Income		SA Janus Focused Growth
	For the year ended January 31, 2019	For the year ended January 31, 2018	For the year ended January 31, 2019	For the year ended January 31, 2018	For the year ended January 31, 2019	For the year ended January 31, 2018
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$(1,499,009)	$(1,472,952)	$20,486,035	$17,675,697	$64,479	$(160,008)
Net realized gain (loss) on investments and foreign currencies	41,063,426	34,363,751	38,694,682	19,214,778	20,994,572	27,882,666
Net unrealized gain (loss) on investments and foreign currencies	(32,708,003)	31,553,538	(186,833,129)	147,389,033	(18,446,913)	62,826,474

Net increase (decrease) in net assets resulting from operations	6,856,414	64,444,337	(127,652,412)	184,279,508	2,612,138	90,549,132

DISTRIBUTIONS TO SHAREHOLDERS FROM(1):
Distributable earnings — Class 1	(16,435,682)	(3,757,883)	(8,016)	(1,009)	(17,410,994)	(13,381,605)
Distributable earnings — Class 2	(354,746)	(100,847)	—	—	(681,504)	(706,080)
Distributable earnings — Class 3	(16,387,072)	(5,812,279)	(80,168,388)	(12,211,891)	(9,407,994)	(10,307,401)
Return of Capital — Class 1	—	—	—	—	—	—
Return of Capital — Class 2	—	—	—	—	—	—
Return of Capital — Class 3	—	—	—	—	—	—

Total distributions to shareholders	(33,177,500)	(9,671,009)	(80,176,404)	(12,212,900)	(27,500,492)	(24,395,086)

Net increase (decrease) in net assets resulting from Capital share transactions (Note 7)	33,034,434	(31,990,626)	81,862,580	255,027,844	51,127,234	26,980,272

TOTAL INCREASE (DECREASE) IN NET ASSETS	6,713,348	22,782,702	(125,966,236)	427,094,452	26,238,880	93,134,318

NET ASSETS:
Beginning of period	298,006,104	275,223,402	1,610,206,302	1,183,111,850	345,857,223	252,722,905

End of period	$304,719,452	$298,006,104	$1,484,240,066	$1,610,206,302	$372,096,103	$345,857,223

(1)	The prior year amounts have been restated to reflect the adoption of amendments to Rule 6-09.3 of Regulation S-X. Below are the amounts as stated in the January 31, 2018 annual report.

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income — Class 1	$—	$(1,009)	$—
Net investment income — Class 2	—	—	—
Net investment income — Class 3	—	(12,211,891)	—
Net realized gain on securities — Class 1	(3,757,883)	—	(13,381,605)
Net realized gain on securities — Class 2	(100,847)	—	(706,080)
Net realized gain on securities — Class 3	(5,812,279)	—	(10,307,401)

Total distributions to shareholders	$(9,671,009)	$(12,212,900)	$(24,395,086)

See Notes to Financial Statements

512

SUNAMERICA SERIES TRUST

STATEMENT OF CHANGES IN NET ASSETS (continued)

	SA JPMorgan Diversified Balanced†		SA JPMorgan Emerging Markets		SA JPMorgan Equity-Income
	For the year ended January 31, 2019	For the year ended January 31, 2018	For the year ended January 31, 2019	For the year ended January 31, 2018	For the year ended January 31, 2019	For the year ended January 31, 2018
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$4,751,292	$3,110,260	$6,105,663	$4,975,391	$24,257,433	$22,069,348
Net realized gain (loss) on investments and foreign currencies	12,784,222	17,382,628	13,751,984	45,759,447	74,195,255	65,431,975
Net unrealized gain (loss) on investments and foreign currencies	(31,692,451)	16,751,825	(87,480,652)	74,859,746	(136,449,363)	149,533,056

Net increase (decrease) in net assets resulting from operations	(14,156,937)	37,244,713	(67,623,005)	125,594,584	(37,996,675)	237,034,379

DISTRIBUTIONS TO SHAREHOLDERS FROM(1):
Distributable earnings — Class 1	(5,707,970)	(5,115,767)	(2,775,964)	(3,299,274)	(69,301,924)	(62,700,614)
Distributable earnings — Class 2	(880,320)	(726,733)	(70,169)	(71,832)	(832,165)	(728,192)
Distributable earnings — Class 3	(13,593,640)	(9,721,322)	(2,789,986)	(2,556,536)	(18,410,530)	(16,377,301)
Return of Capital — Class 1	—	—	—	—	—	—
Return of Capital — Class 2	—	—	—	—	—	—
Return of Capital — Class 3	—	—	—	—	—	—

Total distributions to shareholders	(20,181,930)	(15,563,822)	(5,636,119)	(5,927,642)	(88,544,619)	(79,806,107)

Net increase (decrease) in net assets resulting from Capital share transactions (Note 7)	28,256,249	15,431,479	(45,170,865)	(65,099,682)	(54,460,517)	(79,707,427)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(6,082,618)	37,112,370	(118,429,989)	54,567,260	(181,001,811)	77,520,845

NET ASSETS:
Beginning of period	266,059,787	228,947,417	373,677,122	319,109,862	1,214,880,100	1,137,359,255

End of period	$259,977,169	$266,059,787	$255,247,133	$373,677,122	$1,033,878,289	$1,214,880,100

†	See Note 1

(1)	The prior year amounts have been restated to reflect the adoption of amendments to Rule 6-09.3 of Regulation S-X. Below are the amounts as stated in the January 31, 2018 annual report.

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income — Class 1	$(1,275,767)	$(3,299,274)	$(18,733,862)
Net investment income — Class 2	(169,541)	(71,832)	(206,255)
Net investment income — Class 3	(2,174,254)	(2,556,536)	(4,514,640)
Net realized gain on securities — Class 1	(3,840,000)	—	(43,966,752)
Net realized gain on securities — Class 2	(557,192)	—	(521,937)
Net realized gain on securities — Class 3	(7,547,068)	—	(11,862,661)

Total distributions to shareholders	$(15,563,822)	$(5,927,642)	$(79,806,107)

See Notes to Financial Statements

513

SUNAMERICA SERIES TRUST

STATEMENT OF CHANGES IN NET ASSETS (continued)

	SA JPMorgan Global Equities		SA JPMorgan MFS Core Bond		SA JPMorgan Mid-Cap Growth
	For the year ended January 31, 2019	For the year ended January 31, 2018	For the year ended January 31, 2019	For the year ended January 31, 2018	For the year ended January 31, 2019	For the year ended January 31, 2018
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$8,182,580	$7,188,629	$46,918,774	$40,210,204	$(1,226,715)	$(1,165,348)
Net realized gain (loss) on investments and foreign currencies	30,593,393	71,602,794	(13,298,390)	427,125	34,991,975	47,033,235
Net unrealized gain (loss) on investments and foreign currencies	(85,655,582)	56,670,464	(6,225,990)	4,592,085	(34,544,305)	54,088,983

Net increase (decrease) in net assets resulting from operations	(46,879,609)	135,461,887	27,394,394	45,229,414	(779,045)	99,956,870

DISTRIBUTIONS TO SHAREHOLDERS FROM(1):
Distributable earnings — Class 1	(69,421,642)	(8,941,782)	(23,493,719)	(22,317,964)	(25,662,610)	(10,899,038)
Distributable earnings — Class 2	(614,722)	(73,484)	(191,320)	(200,747)	(1,814,770)	(827,541)
Distributable earnings — Class 3	(5,480,120)	(585,059)	(20,604,251)	(21,171,667)	(18,545,657)	(8,639,096)
Return of Capital — Class 1	—	—	—	—	—	—
Return of Capital — Class 2	—	—	—	—	—	—
Return of Capital — Class 3	—	—	—	—	—	—

Total distributions to shareholders	(75,516,484)	(9,600,325)	(44,289,290)	(43,690,378)	(46,023,037)	(20,365,675)

Net increase (decrease) in net assets resulting from Capital share transactions (Note 7)	3,635,932	(99,736,150)	(153,399,022)	15,132,732	35,600,205	(39,411,784)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(118,760,161)	26,125,412	(170,293,918)	16,671,768	(11,201,877)	40,179,411

NET ASSETS:
Beginning of period	583,349,964	557,224,552	1,949,510,871	1,932,839,103	382,314,025	342,134,614

End of period	$464,589,803	$583,349,964	$1,779,216,953	$1,949,510,871	$371,112,148	$382,314,025

(1)	The prior year amounts have been restated to reflect the adoption of amendments to Rule 6-09.3 of Regulation S-X. Below are the amounts as stated in the January 31, 2018 annual report.

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income — Class 1	$(8,941,782)	$(22,317,964)	$—
Net investment income — Class 2	(73,484)	(200,747)	—
Net investment income — Class 3	(585,059)	(21,171,667)	—
Net realized gain on securities — Class 1	—	—	(10,899,038)
Net realized gain on securities — Class 2	—	—	(827,541)
Net realized gain on securities — Class 3	—	—	(8,639,096)

Total distributions to shareholders	$(9,600,325)	$(43,690,378)	$(20,365,675)

See Notes to Financial Statements

514

SUNAMERICA SERIES TRUST

STATEMENT OF CHANGES IN NET ASSETS (continued)

	SA Large Cap Growth Index†	SA Large Cap Index		SA Large Cap Value Index†
	For the period May 1, 2018@ through January 31, 2019	For the year ended January 31, 2019	For the year ended January 31, 2018	For the period May 1, 2018@ through January 31, 2019
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$1,984,233	$35,593,771	$31,065,433	$4,719,497
Net realized gain (loss) on investments and foreign currencies	(9,588,154)	25,265,468	35,354,166	(966,021)
Net unrealized gain (loss) on investments and foreign currencies	13,772,553	(123,167,605)	378,538,537	1,262,136

Net increase (decrease) in net assets resulting from operations	6,168,632	(62,308,366)	444,958,136	5,015,612

DISTRIBUTIONS TO SHAREHOLDERS FROM(1):
Distributable earnings — Class 1	(2,519,442)	(123,477,582)	(51,229,133)	(5,124,958)
Distributable earnings — Class 2	—	—	—	—
Distributable earnings — Class 3	(3,760)	(712,771)	—	(10,888)
Return of Capital — Class 1	—	—	—	—
Return of Capital — Class 2	—	—	—	—
Return of Capital — Class 3	—	—	—	—

Total distributions to shareholders	(2,523,202)	(124,190,353)	(51,229,133)	(5,135,846)

Net increase (decrease) in net assets resulting from Capital share transactions (Note 7)	243,582,572	91,186,761	71,957,655	236,500,307

TOTAL INCREASE (DECREASE) IN NET ASSETS	247,228,002	(95,311,958)	465,686,658	236,380,073

NET ASSETS:
Beginning of period	—	2,175,275,504	1,709,588,846	—

End of period	$247,228,002	$2,079,963,546	$2,175,275,504	$236,380,073

† See	Note 1

@	Commencement of operations

(1)	The prior year amounts have been restated to reflect the adoption of amendments to Rule 6-09.3 of Regulation S-X. Below are the amounts as stated in the January 31, 2018 annual report.

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income — Class 1	$(29,539,231)
Net investment income — Class 2	—
Net investment income — Class 3	—
Net realized gain on securities — Class 1	(21,689,902)
Net realized gain on securities — Class 2	—
Net realized gain on securities — Class 3	—

Total distributions to shareholders	$(51,229,133)

See Notes to Financial Statements

515

SUNAMERICA SERIES TRUST

STATEMENT OF CHANGES IN NET ASSETS (continued)

	SA Legg Mason BW Large Cap Value		SA Legg Mason Tactical Opportunities		SA MFS Blue Chip Growth
	For the year ended January 31, 2019	For the year ended January 31, 2018	For the year ended January 31, 2019	For the period October 6, 2017@ through January 31, 2018	For the year ended January 31, 2019	For the year ended January 31, 2018
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$24,912,064	$23,118,577	$378,917	$26,541	$3,519,045	$2,469,753
Net realized gain (loss) on investments and foreign currencies	117,042,195	118,637,540	(24,788)	11,991	72,479,584	51,910,031
Net unrealized gain (loss) on investments and foreign currencies	(240,542,356)	199,245,050	(984,086)	723,389	(101,864,254)	108,138,340

Net increase (decrease) in net assets resulting from operations	(98,588,097)	341,001,167	(629,957)	761,921	(25,865,625)	162,518,124

DISTRIBUTIONS TO SHAREHOLDERS FROM(1):
Distributable earnings — Class 1	(87,837,299)	(45,866,937)	(2,064)	(459)	(44,647,902)	(12,678,251)
Distributable earnings — Class 2	(4,596,884)	(2,576,062)	—	—	(258,559)	(90,690)
Distributable earnings — Class 3	(49,186,944)	(27,293,060)	(423,964)	(39,865)	(9,472,582)	(3,235,734)
Return of Capital — Class 1	—	—	(218)	—	—	—
Return of Capital — Class 2	—	—	—	—	—	—
Return of Capital — Class 3	—	—	(54,160)	—	—	—

Total distributions to shareholders	(141,621,127)	(75,736,059)	(480,406)	(40,324)	(54,379,043)	(16,004,675)

Net increase (decrease) in net assets resulting from Capital share transactions (Note 7)	(4,463,827)	(146,052,298)	21,011,094	13,821,270	70,290,556	32,003,363

TOTAL INCREASE (DECREASE) IN NET ASSETS	(244,673,051)	119,212,810	19,900,731	14,542,867	(9,954,112)	178,516,812

NET ASSETS:
Beginning of period	1,601,674,744	1,482,461,934	14,542,867	—	691,897,967	513,381,155

End of period	$1,357,001,693	$1,601,674,744	$34,443,598	$14,542,867	$681,943,855	$691,897,967

@	Commencement of operations

(1)	The prior year amounts have been restated to reflect the adoption of amendments to Rule 6-09.3 of Regulation S-X. Below are the amounts as stated in the January 31, 2018 annual report.

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income — Class 1	$(15,550,001)	$(459)	$(3,124,263)
Net investment income — Class 2	(821,683)	—	(18,526)
Net investment income — Class 3	(8,380,514)	(39,865)	(587,406)
Net realized gain on securities — Class 1	(30,316,936)	—	(9,553,988)
Net realized gain on securities — Class 2	(1,754,379)	—	(72,164)
Net realized gain on securities — Class 3	(18,912,546)	—	(2,648,328)

Total distributions to shareholders	$(75,736,059)	$(40,324)	$(16,004,675)

See Notes to Financial Statements

516

SUNAMERICA SERIES TRUST

STATEMENT OF CHANGES IN NET ASSETS (continued)

	SA MFS Massachusetts Investors Trust		SA MFS Total Return		SA Mid Cap Index
	For the year ended January 31, 2019	For the year ended January 31, 2018	For the year ended January 31, 2019	For the year ended January 31, 2018	For the year ended January 31, 2019	For the period February 6, 2017@ through January 31, 2018
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$7,630,441	$7,438,747	$9,309,141	$9,086,342	$2,107,718	$1,394,551
Net realized gain (loss) on investments and foreign currencies	114,253,514	90,887,753	16,133,363	30,200,357	7,044,866	1,179,525
Net unrealized gain (loss) on investments and foreign currencies	(158,357,340)	175,318,890	(43,375,705)	29,232,539	(20,777,225)	19,018,681

Net increase (decrease) in net assets resulting from operations	(36,473,385)	273,645,390	(17,933,201)	68,519,238	(11,624,641)	21,592,757

DISTRIBUTIONS TO SHAREHOLDERS FROM(1):
Distributable earnings — Class 1	(61,916,654)	(26,047,381)	(13,161,473)	(14,859,373)	(8,967,054)	(2,508,215)
Distributable earnings — Class 2	(810,908)	(314,470)	(1,934,430)	(2,226,809)	—	—
Distributable earnings — Class 3	(35,219,651)	(13,636,070)	(23,501,842)	(24,608,435)	(92,951)	(3,742)
Return of Capital — Class 1	—	—	—	—	—	—
Return of Capital — Class 2	—	—	—	—	—	—
Return of Capital — Class 3	—	—	—	—	—	—

Total distributions to shareholders	(97,947,213)	(39,997,921)	(38,597,745)	(41,694,617)	(9,060,005)	(2,511,957)

Net increase (decrease) in net assets resulting from Capital share transactions (Note 7)	(101,770,308)	(101,339,819)	(14,067,963)	(6,775,022)	89,939,092	156,396,376

TOTAL INCREASE (DECREASE) IN NET ASSETS	(236,190,906)	132,307,650	(70,598,909)	20,049,599	69,254,446	175,477,176

NET ASSETS:
Beginning of period	1,224,021,222	1,091,713,572	554,675,838	534,626,239	175,477,176	—

End of period	$987,830,316	$1,224,021,222	$484,076,929	$554,675,838	$244,731,622	$175,477,176

@	Commencement of operations

(1)	The prior year amounts have been restated to reflect the adoption of amendments to Rule 6-09.3 of Regulation S-X. Below are the amounts as stated in the January 31, 2018 annual report.

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income — Class 1	$(7,490,676)	$(4,692,036)	$(1,358,989)
Net investment income — Class 2	(80,678)	(671,062)	—
Net investment income — Class 3	(3,240,990)	(7,246,503)	(1,757)
Net realized gain on securities — Class 1	(18,556,705)	(10,167,337)	(1,149,226)
Net realized gain on securities — Class 2	(233,792)	(1,555,747)	—
Net realized gain on securities — Class 3	(10,395,080)	(17,361,932)	(1,985)

Total distributions to shareholders	$(39,997,921)	$(41,694,617)	$(2,511,957)

See Notes to Financial Statements

517

SUNAMERICA SERIES TRUST

STATEMENT OF CHANGES IN NET ASSETS (continued)

	SA Morgan Stanley International Equities		SA Oppenheimer Main Street Large Cap		SA PIMCO VCP Tactical Return Balanced
	For the year ended January 31, 2019	For the year ended January 31, 2018	For the year ended January 31, 2019	For the year ended January 31, 2018	For the year ended January 31, 2019	For the year ended January 31, 2018
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$10,006,808	$6,761,822	$4,409,337	$4,484,553	$15,247,486	$5,039,537
Net realized gain (loss) on investments and foreign currencies	15,174,986	21,549,009	45,835,744	26,132,689	(55,943,524)	153,654,934
Net unrealized gain (loss) on investments and foreign currencies	(94,636,284)	88,332,438	(68,883,109)	48,537,407	(43,989,365)	56,397,302

Net increase (decrease) in net assets resulting from operations	(69,454,490)	116,643,269	(18,638,028)	79,154,649	(84,685,403)	215,091,773

DISTRIBUTIONS TO SHAREHOLDERS FROM(1):
Distributable earnings — Class 1	(12,670,243)	(4,130,347)	(22,939,099)	(11,800,747)	(20,174)	(5,673)
Distributable earnings — Class 2	(350,212)	(117,165)	(257,893)	(139,093)	—	—
Distributable earnings — Class 3	(4,629,355)	(1,463,267)	(6,719,142)	(3,233,758)	(218,204,998)	(63,395,993)
Return of Capital — Class 1	—	—	—	—	—	—
Return of Capital — Class 2	—	—	—	—	—	—
Return of Capital — Class 3	—	—	—	—	—	—

Total distributions to shareholders	(17,649,810)	(5,710,779)	(29,916,134)	(15,173,598)	(218,225,172)	(63,401,666)

Net increase (decrease) in net assets resulting from Capital share transactions (Note 7)	(45,523,220)	16,604,027	(23,806,995)	11,663,779	176,971,806	142,996,003

TOTAL INCREASE (DECREASE) IN NET ASSETS	(132,627,520)	127,536,517	(72,361,157)	75,644,830	(125,938,769)	294,686,110

NET ASSETS:
Beginning of period	590,659,053	463,122,536	476,626,864	400,982,034	1,364,738,018	1,070,051,908

End of period	$458,031,533	$590,659,053	$404,265,707	$476,626,864	$1,238,799,249	$1,364,738,018

(1)	The prior year amounts have been restated to reflect the adoption of amendments to Rule 6-09.3 of Regulation S-X. Below are the amounts as stated in the January 31, 2018 annual report.

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income — Class 1	$(4,130,347)	$(3,559,948)	$(269)
Net investment income — Class 2	(117,165)	(36,650)	—
Net investment income — Class 3	(1,463,267)	(820,958)	(2,193,741)
Net realized gain on securities — Class 1	—	(8,240,799)	(5,404)
Net realized gain on securities — Class 2	—	(102,443)	—
Net realized gain on securities — Class 3	—	(2,412,800)	(61,202,252)

Total distributions to shareholders	$(5,710,779)	$(15,173,598)	$(63,401,666)

See Notes to Financial Statements

518

SUNAMERICA SERIES TRUST

STATEMENT OF CHANGES IN NET ASSETS (continued)

	SA PineBridge High-Yield Bond		SA Putnam International Growth and Income		SA Schroders VCP Global Allocation
	For the year ended January 31, 2019	For the year ended January 31, 2018	For the year ended January 31, 2019	For the year ended January 31, 2018	For the year ended January 31, 2019	For the year ended January 31, 2018
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$19,789,315	$22,487,819	$6,687,836	$6,687,202	$10,478,298	$5,772,387
Net realized gain (loss) on investments and foreign currencies	(1,594,687)	23,128,476	10,676,268	14,867,121	(22,106,241)	44,359,905
Net unrealized gain (loss) on investments and foreign currencies	(18,739,432)	(14,069,478)	(70,479,452)	59,316,604	(31,873,443)	27,880,823

Net increase (decrease) in net assets resulting from operations	(544,804)	31,546,817	(53,115,348)	80,870,927	(43,501,386)	78,013,115

DISTRIBUTIONS TO SHAREHOLDERS FROM(1):
Distributable earnings — Class 1	(11,384,353)	(16,545,044)	(4,615,788)	(2,888,400)	(11,763)	(1,195)
Distributable earnings — Class 2	(565,607)	(887,189)	(147,410)	(79,535)	—	—
Distributable earnings — Class 3	(10,537,859)	(15,705,790)	(3,389,861)	(1,719,144)	(57,890,989)	(6,187,420)
Return of Capital — Class 1	—	—	—	—	—	—
Return of Capital — Class 2	—	—	—	—	—	—
Return of Capital — Class 3	—	—	—	—	—	—

Total distributions to shareholders	(22,487,819)	(33,138,023)	(8,153,059)	(4,687,079)	(57,902,752)	(6,188,615)

Net increase (decrease) in net assets resulting from Capital share transactions (Note 7)	(20,934,345)	(109,777,219)	(29,670,354)	(79,592,907)	54,147,888	146,421,882

TOTAL INCREASE (DECREASE) IN NET ASSETS	(43,966,968)	(111,368,425)	(90,938,761)	(3,409,059)	(47,256,250)	218,246,382

NET ASSETS:
Beginning of period	377,613,784	488,982,209	337,557,121	340,966,180	625,857,527	407,611,145

End of period	$333,646,816	$377,613,784	$246,618,360	$337,557,121	$578,601,277	$625,857,527

(1)	The prior year amounts have been restated to reflect the adoption of amendments to Rule 6-09.3 of Regulation S-X. Below are the amounts as stated in the January 31, 2018 annual report.

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income — Class 1	$(16,545,044)	$(2,888,400)	$—
Net investment income — Class 2	(887,189)	(79,535)	—
Net investment income — Class 3	(15,705,790)	(1,719,144)	—
Net realized gain on securities — Class 1	—	—	(1,195)
Net realized gain on securities — Class 2	—	—	—
Net realized gain on securities — Class 3	—	—	(6,187,420)

Total distributions to shareholders	$(33,138,023)	$(4,687,079)	$(6,188,615)

See Notes to Financial Statements

519

SUNAMERICA SERIES TRUST

STATEMENT OF CHANGES IN NET ASSETS (continued)

	SA Small Cap Index		SA T. Rowe Price Asset Allocation Growth		SA T. Rowe Price VCP Balanced
	For the year ended January 31, 2019	For the period February 6, 2017@ through January 31, 2018	For the year ended January 31, 2019	For the period October 6, 2017@ through January 31, 2018	For the year ended January 31, 2019	For the year ended January 31, 2018
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$1,294,560	$876,453	$829,770	$19,513	$20,412,996	$9,487,577
Net realized gain (loss) on investments and foreign currencies	5,680,735	1,402,236	(716,203)	14,253	(6,079,383)	54,065,673
Net unrealized gain (loss) on investments and foreign currencies	(18,436,532)	16,772,039	(966,010)	1,029,628	(88,480,383)	134,805,565

Net increase (decrease) in net assets resulting from operations	(11,461,237)	19,050,728	(852,443)	1,063,394	(74,146,770)	198,358,815

DISTRIBUTIONS TO SHAREHOLDERS FROM(1):
Distributable earnings — Class 1	(9,775,596)	(2,024,545)	(2,584)	(347)	(17,568)	(455)
Distributable earnings — Class 2	—	—	—	—	—	—
Distributable earnings — Class 3	(106,865)	(1,908)	(1,140,111)	(41,222)	(124,193,799)	(3,857,041)
Return of Capital — Class 1	—	—	—	—	(396)	—
Return of Capital — Class 2	—	—	—	—	—	—
Return of Capital — Class 3	—	—	—	—	(2,978,391)	—

Total distributions to shareholders	(9,882,461)	(2,026,453)	(1,142,695)	(41,569)	(127,190,154)	(3,857,496)

Net increase (decrease) in net assets resulting from Capital share transactions (Note 7)	79,493,151	153,069,874	100,778,925	19,847,231	315,252,907	387,995,610

TOTAL INCREASE (DECREASE) IN NET ASSETS	58,149,453	170,094,149	98,783,787	20,869,056	113,915,983	582,496,929

NET ASSETS:
Beginning of period	170,094,149	—	20,869,056	—	1,268,854,759	686,357,830

End of period	$228,243,602	$170,094,149	$119,652,843	$20,869,056	$1,382,770,742	$1,268,854,759

@	Commencement of operations

(1)	The prior year amounts have been restated to reflect the adoption of amendments to Rule 6-09.3 of Regulation S-X. Below are the amounts as stated in the January 31, 2018 annual report.

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income — Class 1	$(1,003,103)	$(323)	$(82)
Net investment income — Class 2	—	—	—
Net investment income — Class 3	(757)	(37,889)	(315,214)
Net realized gain on securities — Class 1	(1,021,442)	(24)	(373)
Net realized gain on securities — Class 2	—	—	—
Net realized gain on securities — Class 3	(1,151)	(3,333)	(3,541,827)

Total distributions to shareholders	$(2,026,453)	$(41,569)	$(3,857,496)

See Notes to Financial Statements

520

SUNAMERICA SERIES TRUST

STATEMENT OF CHANGES IN NET ASSETS (continued)

	SA Templeton Foreign Value†		SA VCP Dynamic Allocation		SA VCP Dynamic Strategy
	For the year ended January 31, 2019	For the year ended January 31, 2018	For the year ended January 31, 2019	For the year ended January 31, 2018	For the year ended January 31, 2019	For the year ended January 31, 2018
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$18,738,103	$18,379,452	$185,552,670	$141,001,032	$93,934,315	$74,557,721
Net realized gain (loss) on investments and foreign currencies	38,291,841	59,346,492	622,850,270	1,019,645,133	288,751,056	444,519,644
Net unrealized gain (loss) on investments and foreign currencies	(197,636,332)	132,665,820	(1,568,923,276)	1,372,170,706	(806,436,594)	759,280,391

Net increase (decrease) in net assets resulting from operations	(140,606,388)	210,391,764	(760,520,336)	2,532,816,871	(423,751,223)	1,278,357,756

DISTRIBUTIONS TO SHAREHOLDERS FROM(1):
Distributable earnings — Class 1	(22,949,397)	(12,933,643)	(49,385)	(4,717)	(43,005)	(4,589)
Distributable earnings — Class 2	(774,431)	(335,261)	—	—	—	—
Distributable earnings — Class 3	(31,681,313)	(13,171,778)	(1,743,798,539)	(381,316,444)	(801,640,615)	(199,393,802)
Return of Capital — Class 1	(148,295)	—	—	—	—	—
Return of Capital — Class 2	(5,223)	—	—	—	—	—
Return of Capital — Class 3	(220,053)	—	—	—	—	—

Total distributions to shareholders	(55,778,712)	(26,440,682)	(1,743,847,924)	(381,321,161)	(801,683,620)	(199,398,391)

Net increase (decrease) in net assets resulting from Capital share transactions (Note 7)	(126,893,551)	(187,362,728)	793,536,378	(418,903,066)	252,895,794	(255,329,814)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(323,278,651)	(3,411,646)	(1,710,831,882)	1,732,592,644	(972,539,049)	823,629,551

NET ASSETS:
Beginning of period	1,096,657,819	1,100,069,465	13,064,835,387	11,332,242,743	6,972,022,789	6,148,393,238

End of period	$773,379,168	$1,096,657,819	$11,354,003,505	$13,064,835,387	$5,999,483,740	$6,972,022,789

† See	Note 1

(1)	The prior year amounts have been restated to reflect the adoption of amendments to Rule 6-09.3 of Regulation S-X. Below are the amounts as stated in the January 31, 2018 annual report.

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income — Class 1	$(12,933,643)	$(1,705)	$(1,659)
Net investment income — Class 2	(335,261)	—	—
Net investment income — Class 3	(13,171,778)	(131,551,990)	(68,675,992)
Net realized gain on securities — Class 1	—	(3,012)	(2,930)
Net realized gain on securities — Class 2	—	—	—
Net realized gain on securities — Class 3	—	(249,764,454)	(130,717,810)

Total distributions to shareholders	$(26,440,682)	$(381,321,161)	$(199,398,391)

See Notes to Financial Statements

521

SUNAMERICA SERIES TRUST

STATEMENT OF CHANGES IN NET ASSETS (continued)

	SA VCP Index Allocation		SA WellsCap Aggressive Growth
	For the year ended January 31, 2019	For the period October 6, 2017@ through January 31, 2018	For the year ended January 31, 2019	For the year ended January 31, 2018
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$4,341,482	$31,480	$(535,403)	$(512,353)
Net realized gain (loss) on investments and foreign currencies	(4,129,578)	110,977	8,279,757	17,647,712
Net unrealized gain (loss) on investments and foreign currencies	(10,026,191)	1,126,070	(9,868,752)	11,020,743

Net increase (decrease) in net assets resulting from operations	(9,814,287)	1,268,527	(2,124,398)	28,156,102

DISTRIBUTIONS TO SHAREHOLDERS FROM(1):
Distributable earnings — Class 1	(3,372)	(531)	(12,113,752)	—
Distributable earnings — Class 2	—	—	(428,588)	—
Distributable earnings — Class 3	(5,898,661)	(67,849)	(4,040,393)	—
Return of Capital — Class 1	—	—	—	—
Return of Capital — Class 2	—	—	—	—
Return of Capital — Class 3	—	—	—	—

Total distributions to shareholders	(5,902,033)	(68,380)	(16,582,733)	—

Net increase (decrease) in net assets resulting from Capital share transactions (Note 7)	217,930,446	22,957,039	23,259,007	(10,828,161)

TOTAL INCREASE (DECREASE) IN NET ASSETS	202,214,126	24,157,186	4,551,876	17,327,941

NET ASSETS:
Beginning of period	24,157,186	—	109,938,138	92,610,197

End of period	$226,371,312	$24,157,186	$114,490,014	$109,938,138

@	Commencement of operations

(1)	The prior year amounts have been restated to reflect the adoption of amendments to Rule 6-09.3 of Regulation S-X. Below are the amounts as stated in the January 31, 2018 annual report.

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income — Class 1	$(389)	$—
Net investment income — Class 2	—	—
Net investment income — Class 3	(47,676)	—
Net realized gain on securities — Class 1	(142)	—
Net realized gain on securities — Class 2	—	—
Net realized gain on securities — Class 3	(20,173)	—

Total distributions to shareholders	$(68,380)	$—

See Notes to Financial Statements

522

SUNAMERICA SERIES TRUST

NOTES TO FINANCIAL STATEMENTS

January 31, 2019

Note 1.  Description of Business and Basis of Presentation

SunAmerica Series Trust (the “Trust”), organized as a Massachusetts business trust on September 11, 1992, is an open-end management investment company. The Trust is comprised of fifty-eight separate investment series, five of which are included in this report. The five Portfolios of the Trust not included in this report are the SA American Funds® Asset Allocation Portfolio, SA American Funds® Global Growth Portfolio, SA American Funds® Growth Portfolio, SA American Funds® Growth-Income Portfolio and SA American Funds® VCP Managed Asset Allocation Portfolio (collectively, the “Feeder Funds”). The Feeder Funds attempt to achieve their investment goals by investing all or substantially all of their assets in shares of another mutual fund (“Master Fund”) advised by Capital Research and Management Company. SunAmerica Asset Management, LLC (“SAAMCo” or the “Adviser”), an indirect wholly-owned subsidiary of American International Group, Inc., a Delaware Corporation (“AIG”), serves as investment adviser for all the Portfolios of the Trust. Shares of the Trust are issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life policies. Shares of the Trust are held by separate accounts of American General Life Insurance Company (“AGL”), a Texas life insurer, The Variable Annuity Life Insurance Company (“VALIC”), a Texas life insurer, and The United States Life Insurance Company in the City of New York, a New York life insurer (“USL”). AGL, VALIC and USL are wholly-owned subsidiaries of AIG. Each of the life insurance companies listed above are collectively referred to as the “Life Companies.”

The Trust issues separate series of shares (the “Portfolios”), each of which represents a separate managed portfolio of securities with its own investment objectives. All shares may be purchased or redeemed at net asset value without any sales or redemption charges.

Class 1 shares, Class 2 shares and Class 3 shares of each Portfolio may be offered only in connection with certain variable contracts. Class 2 and 3 shares of a given Portfolio are identical in all respects to Class 1 shares of the same Portfolio, except that (i) each class may bear differing amounts of certain class-specific expenses; (ii) Class 2 shares and Class 3 shares are subject to service fees while Class 1 shares are not; and (iii) Class 2 shares and Class 3 shares have voting rights on matters that pertain to the Rule 12b-1 plan adopted with respect to Class 2 shares and Class 3 shares. Class 2 and Class 3 shares of each Portfolio pay service fees at an annual rate of 0.15% and 0.25%, respectively, of each class’s average daily net assets. The Board of Trustees may establish additional portfolios or classes in the future.

Effective May 1, 2018, the SA Emerging Markets Equity Index Portfolio, SA Global Index Allocation 60/40 Portfolio, SA Global Index Allocation 75/25 Portfolio, SA Global Index Allocation 90/10 Portfolio, SA Large Cap Growth Index Portfolio and SA Large Cap Value Index Portfolio commenced operations.

Effective May 1, 2018, the names of the SA Pyramis Real Estate Portfolio, SA JPMorgan Balanced and SA Franklin Foreign Value Portfolio were changed to SA Fidelity Institutional AMSM Portfolio, SA JPMorgan Diversified Balanced Portfolio and SA Templeton Foreign Value Portfolio, respectively.

The investment goals for each of the Portfolios included in this report are as follows:

The SA AB Growth Portfolio seeks long-term growth of capital. Its strategy is to invest primarily in equity securities of a limited number of large, carefully selected, high quality U.S. companies that are judged likely to achieve superior long-term earnings growth.

The SA AB Small & Mid Cap Value Portfolio seeks long-term growth of capital. Its strategy is to invest under normal circumstances at least 80% of net assets in equity securities of companies with small and medium market capitalizations that the subadviser determines to be undervalued.

The SA BlackRock VCP Global Multi Asset Portfolio seeks capital appreciation and income while managing portfolio volatility. Its strategy is to invest tactically allocating its assets to various equity and fixed income asset classes. Under normal market conditions, the Portfolio targets an allocation of approximately 55% of its net assets to equity exposure and approximately 45% of its net assets to fixed income exposure.

The SA Columbia Technology Portfolio seeks capital appreciation. Its strategy is to invest, under normal circumstances, at least 80% of net assets in equity securities that demonstrate the potential for capital appreciation, issued by companies the subadviser believes are positioned to benefit from involvement in technology and technology-related industries worldwide.

The SA DFA Ultra Short Bond Portfolio seeks current income consistent with liquidity and preservation of capital. Its strategy is to invest, under normal circumstances, at least 80% of net assets in bonds.

The SA Dogs of Wall Street Portfolio seeks total return (including capital appreciation and current income). Its strategy is to invest in 30 high dividend yielding common stocks selected quarterly from the Dow Jones Industrial Average and the broader market.

The SA Emerging Markets Equity Index Portfolio seeks to provide investment results that correspond with the performance of the MSCI Emerging Market Index (the “MSCI Emerging Markets ). Its strategy is to invest, under normal circumstances, at least 80% of its net assets in securities included in the MSCI Emerging Market Index.

523

The SA Federated Corporate Bond Portfolio seeks high total return with only moderate price risk. Its strategy is to invest, under normal conditions, at least 80% of net assets in corporate bonds, which includes any corporate fixed income security. The Portfolio invests primarily in investment grade fixed income securities; but may invest up to 35% in fixed income securities rated below investment grade or “junk bonds.”

The SA Fidelity Institutional AMSM Real Estate Portfolio seeks total return through a combination of growth and income. Its strategy is to invest, under normal circumstances, at least 80% of its net assets in securities of companies principally engaged in the real estate industry and other real estate related investments.

The SA Fixed Income Portfolio seeks to provide investment results that correspond with the performance of the Bloomberg Barclays US Government/Credit Bond Index (the “Bloomberg Barclays US Government/Credit Bond”). Its strategy is to invest, under normal circumstances, at least 80% of its net assets in securities included in the Bloomberg Barclays US Government/Credit Bond Index.

The SA Fixed Income Intermediate Index Portfolio seeks to provide investment results that correspond with the performance of the Bloomberg Barclays US Government/Credit Bond Index (the “Bloomberg Barclays US Government/Credit Bond”). Its strategy is to invest, under normal circumstances, at least 80% of its net assets in securities included in the Bloomberg Barclays US Government/ Credit Bond Index or that have economic characteristics comparable to securities included in the index.

The SA Franklin Small Company Value Portfolio seeks long-term growth of capital. Its strategy is to invest, under normal circumstances, at least 80% of net assets in a diversified portfolio of equity securities of small companies.

The SA Global Index Allocation 60/40 Portfolio seeks growth of capital, and secondarily, current income. Its strategy is to invest under normal circumstances, in mutual funds (“Underlying Portfolios”) allocating 60% of assets (with a range of 50% to 70%) in Underlying Portfolios investing primarily in equity securities (“Underlying Equity Portfolios”) and 40% of its assets (with a range of 30% to 50%) Underlying Portfolios investing primarily in fixed income securities (“Underlying Fixed Income Portfolios”).

The SA Global Index Allocation 75/25 Portfolio seeks growth of capital, and secondarily, current income. Its strategy is to invest under normal circumstances, in mutual funds (“Underlying Portfolios”) allocating 75% of assets (with a range of 70% to 90% in equity securities (“Underlying Equity Portfolios”) and 25% of its assets (with a range of 10% to 30%) to Underlying Portfolios investing primarily fixed income securities (“Underlying Fixed Income Portfolios”).

The SA Global Index Allocation 90/10 Portfolio seeks growth of capital. Its strategy is to invest under normal circumstances, in mutual funds (“Underlying Portfolios”) allocating 90% of assets (with a range of 80% to 100%) in Underlying Portfolios investing primarily in equity securities (“Underlying Equity Portfolios”) and 10% of its assets (with a range of 0% to 20%) to Underlying Portfolios investing primarily in fixed income securities (“Underlying Fixed Income Portfolios”).

The SA Goldman Sachs Global Bond Portfolio seeks high total return, emphasizing current income and, to a lesser extent, capital appreciation. Its strategy is to invest, under normal circumstances, at least 80% of net assets in high quality fixed income securities of U.S. and foreign issuers, including issuers of emerging markets.

The SA Goldman Sachs Multi-Asset Insights Portfolio seeks capital appreciation and income. Its strategy is to invest, under normal circumstances, approximately 70% (with a range of 60% to 80%) of net assets in equity exposure and approximately 30% (with a range of 20% to 40%) of its net assets in fixed income exposure.

The SA Index Allocation 60/40 Portfolio seeks growth of capital, and secondarily, current income. Its strategy is to invest under normal circumstances, in mutual funds (“Underlying Portfolios”) allocating 60% of assets (with a range of 50% to 70%) in Underlying Portfolios investing primarily in equity securities (“Underlying Equity Portfolios”) and 40% of its assets (with a range of 30% to 50%) to Underlying Portfolios investing primarily in fixed income securities (“Underlying Fixed Income Portfolios”).

The SA Index Allocation 80/20 Portfolio seeks growth of capital, and secondarily, current income. Its strategy is to invest under normal circumstances, in mutual funds (“Underlying Portfolios”) allocating 80% of assets (with a range of 70% to 90% in equity securities (“Underlying Equity Portfolios”) and 20% of its assets (with a range of 10% to 30%) to Underlying Portfolios investing primarily in fixed income securities (“Underlying Fixed Income Portfolios”).

The SA Index Allocation 90/10 Portfolio seeks growth of capital. Its strategy is to invest under normal circumstances, in mutual funds (“Underlying Portfolios”) allocating 90% of assets (with a range of 80% to 100%) in Underlying Portfolios investing primarily in equity securities (“Underlying Equity Portfolios”) and 10% of its assets (with a range of 0% to 20%) to Underlying Portfolios investing primarily in fixed income securities (“Underlying Fixed Income Portfolios”).

The SA International Index Portfolio seeks investment results that correspond with the performance of the MSCI EAFE Index (the “MSCI EAFE”). Its strategy is to invest, under normal circumstances, at least 80% of net assets in securities included in the MSCI EAFE or in securities that have economic characteristics comparable to securities included in the index.

The SA Invesco Growth Opportunities Portfolio seeks capital appreciation. Its strategy is to invest in equity securities that demonstrate the potential for capital appreciation, issued generally by small-cap companies.

The SA Invesco VCP Equity-Income Portfolio seeks current income and moderate capital appreciation while managing portfolio volatility. Its strategy is to invest, under normal circumstances, at least 65% of its net assets in income-producing equity securities.

524

The SA Janus Focused Growth Portfolio seeks long-term growth of capital. Its strategy is to invest, under normal market conditions, at least 65% of its assets in equity securities of companies selected for their long term growth potential with a general core position of 30 to 40 common stocks.

The SA JPMorgan Diversified Balanced Portfolio seeks total return. Its strategy is to invest, under normal circumstances, in a balanced portfolio of common stocks and bonds, with at least 25% invested in equity securities and in fixed income securities.

The SA JPMorgan Emerging Markets Portfolio seeks long-term capital appreciation. Its strategy is to invest, under normal circumstances, at least 80% of its net assets in common stocks, depository receipts and other equity securities of companies primarily in emerging markets outside the U.S., which the subadviser believes, when compared to developed markets, have above-average growth prospects.

The SA JPMorgan Equity-Income Portfolio seeks growth of capital and income. Its strategy is to invest primarily in common stocks (principally large-cap and mid-cap) or securities that demonstrate the potential for appreciation and/or dividends.

The SA JPMorgan Global Equities Portfolio seeks long-term growth of capital. Its strategy is to invest primarily in common stocks or securities with common stock characteristics of U.S. and foreign issuers, that demonstrate the potential for appreciation and engages in transactions in foreign currencies. Under normal circumstances, at least 80% of net assets of the Portfolio will be invested in equity securities.

The SA JPMorgan MFS Core Bond Portfolio seeks maximum total return consistent with preservation of capital and prudent investment management. Its strategy is to invest under normal circumstances at least 80% of its net assets in a diversified portfolio of bonds including U.S. and foreign fixed income investments with varying maturities.

The SA JPMorgan Mid-Cap Growth Portfolio seeks long-term growth of capital. Its strategy is to invest, under normal circumstances, at least 80% of its net assets in equity securities of medium-sized companies that its subadviser believes have above-average growth potential.

The SA Large Cap Growth Index Portfolio seeks investment results that correspond with the performance of the Standard & Poor’s 500® Growth Index (“S&P 500 Growth ”). Its strategy is to invest, under normal circumstances, at least 90% of net assets in common stocks included in the S&P 500 or in securities that have economic characteristics comparable to securities included in the index.

The SA Large Cap Index Portfolio seeks investment results that correspond with the performance of the Standard & Poor’s 500® Composite Stock Price Index (“S&P 500®”). Its strategy is to invest, under normal circumstances, at least 90% of net assets in common stocks included in the S&P 500 or in securities that have economic characteristics comparable to securities included in the index.

SA Large Cap Value Index Portfolio seeks investment results that correspond with the performance of the Standard & Poor’s 500® Value Index (“S&P 500 Value ”). Its strategy is to invest, under normal circumstances, at least 90% of net assets in common stocks included in the S&P 500 or in securities that have economic characteristics comparable to securities included in the index.

The SA Legg Mason BW Large Cap Value Portfolio seeks growth of capital. Its strategy is to invest, under normal circumstances, at least 80% of its net assets in equity securities of large capitalization companies.

The SA Legg Mason Tactical Opportunities Portfolio seeks growth of capital appreciation and income. Its strategy is to invest, under normal circumstances, approximately 70% (with a range of 60% to 80%) of net assets in equity strategies and approximately 30% (with a range of 20% to 40%) of its net assets in fixed income strategies.

The SA MFS Blue Chip Growth Portfolio seeks capital appreciation. Its strategy is to invest, under normal circumstances, at least 80% of its net assets in common stocks that demonstrate the potential for capital appreciation, issued by large-cap companies.

The SA MFS Massachusetts Investors Trust Portfolio seeks reasonable growth of income and long-term growth and appreciation. Its strategy is to invest primarily, under normal market conditions, at least 65% of its assets in equity securities.

The SA MFS Total Return Portfolio seeks reasonable current income, long-term capital growth and conservation of capital. Its strategy is to invest in a combination of equity and fixed income securities.

The SA Mid Cap Index Portfolio seeks investment results that correspond with the performance of the S&P MidCap 400 Index (“S&P MidCap 400”). Its strategy is to invest, under normal circumstances, at least 80% of its net assets in securities included in S&P MidCap 400 or in securities that have economic characteristics comparable to securities included in the index.

The SA Morgan Stanley International Equities Portfolio seeks long-term capital appreciation. Its strategy is to invest primarily in a diversified portfolio of equity securities of non-U.S. issuers based on fundamental analysis and individual stock selection. Under normal circumstances, at least 80% of net assets of the Portfolio will be invested in equity securities that may include convertible securities.

The SA Oppenheimer Main Street Large Cap Portfolio seeks long-term capital appreciation. Its strategy is to invest under normal circumstances, at least 80% of its net assets in equity investments selected by their potential to achieve capital appreciation over the long-term.

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The SA PIMCO VCP Tactical Balanced Portfolio seeks capital appreciation and income while managing portfolio volatility. Its strategy is to invest in a combination of fixed-income instruments and derivatives.

The SA PineBridge High-Yield Bond Portfolio seeks high current income and, secondarily, capital appreciation. Its strategy is to invest, under normal circumstances, at least 80% of net assets in intermediate and long-term corporate obligations, emphasizing high-yield, high-risk fixed income securities (junk bonds) with a primary focus on “B” rated high-yield securities.

The SA Putnam International Growth and Income Portfolio seeks growth of capital and, secondarily, current income. Its strategy is to invest primarily in common stocks of companies outside the U.S. that the subadviser considers undervalued by the market and offer a potential for income.

The SA Schroders VCP Global Allocation Portfolio seeks capital appreciation and income while managing portfolio volatility. Its strategy is to invest through flexible asset allocation driven by tactical and thematic ideas. Under normal market conditions, the Portfolio targets an allocation of approximately 60% of its net assets to equity exposure and approximately 40% of its net assets to fixed income exposure.

The SA Small Cap Index Portfolio seeks investment results that correspond with the performance of the Russell 2000 Index (“Russell 2000”). Its strategy is to invest, under normal circumstances, at least 80% of its net assets in securities included in securities included in Russell 2000 or in securities that have economic characteristics comparable to securities included in the index.

The SA T. Rowe Price Asset Allocation Growth Portfolio seeks capital appreciation and income. Its strategy is to invest, under normal circumstances, approximately 80% (with a range of 70% to 90%) of net assets in equity strategies and approximately 20% (with a range of 10% to 30%) of its net assets in fixed income strategies.

The SA T. Rowe Price VCP Balanced Portfolio seeks capital appreciation and income while managing portfolio volatility. Its strategy is to invest approximately 65% of its total assets in common stocks and 35% of its total assets in fixed income securities. The Portfolio invests in securities of both U.S. and foreign corporate and governmental issuers, including emerging market issuers.

The SA Templeton Foreign Value Portfolio seeks long-term growth of capital. Its strategy is to invest, under normal circumstances, at least 80% of net assets in equity and debt securities of companies and governments outside the U.S., including emerging markets.

The SA VCP Dynamic Allocation Portfolio seeks capital appreciation and current income while managing net equity exposure. Its strategy is to invest under normal conditions approximately 70% to 90% of its assets in certain Trust portfolios, Anchor Series Trust and Seasons Series Trust portfolios (Fund-of-Funds Component) and 10% to 30% of its assets in a portfolio of derivative instruments, fixed-income securities and short-term investments (Overlay Component).

The SA VCP Dynamic Strategy Portfolio seeks capital appreciation and current income while managing net equity exposure. Its strategy is to invest under normal conditions approximately 70% to 90% of its assets in certain Trust portfolios, Anchor Series Trust and Seasons Series Trust portfolios (Fund-to-Funds Component) and 10% to 30% of its assets in a portfolio of derivative instruments, fixed-income securities and short-term investments (Overlay Component).

The SA VCP Index Allocation Portfolio seeks capital appreciation and income. Its strategy is to invest, under normal circumstances, approximately 80% (with a range of 70% to 90%) of net assets in equity strategies and approximately 20% (with a range of 10% to 30%) of its net assets in fixed income strategies.

The SA WellsCap Aggressive Growth Portfolio seeks capital appreciation. Its strategy is to invest primarily in common and preferred stocks of U.S. companies.

Indemnifications: The Trust’s organizational documents provide current and former officers and trustees with a limited indemnification against liabilities arising out of the performance of their duties to the Trust. In addition, pursuant to Indemnification Agreements between the Trust and each of the current (and certain former) trustees who is not an “interested person,” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), of the Trust (collectively, the “Disinterested Trustees”), the Trust provides the Disinterested Trustees with a limited indemnification against liabilities arising out of the performance of their duties to the Trust, whether such liabilities are asserted during or after their service as trustees. In addition, in the normal course of business the Trust enters into contracts that contain the obligation to indemnify others. The Trust’s maximum exposure under these arrangements is unknown. Currently, however, the Trust expects the risk of loss to be remote.

Note 2.  Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and those differences could be significant. The Portfolios are considered investment companies

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under U.S. GAAP and follow the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies consistently followed by the Trust, in the preparation of its financial statements:

Security Valuation

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Portfolios disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. In accordance with GAAP, fair value is defined as the price that the Portfolios would receive upon selling an asset or transferring a liability in a timely transaction to an independent third party in the principal or most advantageous market. GAAP establishes a three-tier hierarchy to provide more transparency around the inputs used to measure fair value and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tiers are as follows:

Level 1 — Unadjusted quoted prices in active markets for identical securities

Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board of Trustees (the “Board”), etc.)

Level 3 — Significant unobservable inputs (includes inputs that reflect the Portfolios’ own assumptions about the assumptions market participants would use in pricing the security, developed based on the best information available under the circumstances)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. The methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is recently issued and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The summary of the Portfolios’ assets and liabilities classified in the fair value hierarchy as of January 31, 2019, is reported on a schedule following at the end of each Portfolio’s Portfolio of Investments.

Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges on which the securities are principally traded and are generally categorized as Level 1. Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.

As of the close of regular trading on the New York Stock Exchange (“NYSE”), securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security’s price is available from more than one exchange, the Portfolios use the exchange that is the primary market for the security. Such securities are generally categorized as Level 1. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price a Portfolio’s shares, and the Portfolio may determine that certain closing prices do not reflect the fair value of the security. This determination will be based on the review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If a Portfolio determines that closing prices do not reflect the fair value of the securities, the Portfolio will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the NYSE. The Portfolios may also fair value securities in other situations, for example, when a particular foreign market is closed but a Portfolio is open. For foreign equity securities and foreign equity futures contracts, the Portfolios use an outside pricing service to provide it with closing market prices and information used for adjusting those prices, and when so adjusted, such securities and futures are generally categorized as Level 2.

Bonds, debentures, and other debt securities are valued at evaluated bid prices obtained for the day of valuation from a Board-approved pricing service and are generally categorized as Level 2. The pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate, maturity date, option adjusted spread models, prepayments projections, interest rate spreads, and yield curves to determine current value. If a price is unavailable from a Board-approved pricing service, the securities may be priced at the mean of two independent quotes obtained from brokers.

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Senior floating rate loans (“Loans”) are valued at the average of available bids in the market for such Loans, as provided by a Board-approved loan pricing service, and are generally categorized as Level 2.

Investments in registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. Investments in registered investment companies are generally categorized as Level 1.

Futures contracts traded on national securities exchanges are valued at the quoted daily settlement price established by the exchange on which they trade reported by a Board-approved pricing service, and are generally categorized as Level 1. Swap contracts traded on national securities exchanges are valued at the closing price of the exchange on which they are traded or if a closing price of the exchange is not available, the swap will be valued using a mid valuation provided by a Board-approved pricing service, and are generally categorized as Level 2. Swap contracts traded in the over-the-counter (“OTC”) market are valued at a mid valuation provided by a Board-approved pricing service, and are generally categorized as Level 2. Option contracts traded on national securities exchanges are valued at the mean of the last bid and ask price reported by a Board-approved pricing service as of the close of the exchange on which they are traded, and are generally categorized as Level 1. Option contracts traded in the over-the-counter (“OTC”) market are valued at the mid valuation provided by a Board-approved pricing service, and are generally categorized as Level 2. Forward foreign currency contracts (“forward contracts”) are valued at the 4:00 p.m. Eastern Time forward rate and are generally categorized as Level 2.

Other securities are valued on the basis of last sale or bid price (if a last sale price is not available) which is, in the opinion of the Adviser, the broadest and most representative market, that may be either a securities exchange or OTC market, and are generally categorized as Level 1 or Level 2.

The Board is responsible for the share valuation process and has adopted policies and procedures (the “PRC Procedures”) for valuing the securities and other assets held by the Portfolios, including procedures for the fair valuation of securities and other assets for which market quotations are not readily available or are unreliable. The PRC Procedures provide for the establishment of a pricing review committee, which is responsible for, among other things, making certain determinations in connection with the Trust’s fair valuation procedures. Securities for which market quotations are not readily available or the values of which may be significantly impacted by the occurrence of developments or significant events are generally categorized as Level 3. There is no single standard for making fair value determinations, which may result in prices that vary from those of other funds.

Derivative Instruments

Forward Foreign Currency Contracts:    During the period, the SA BlackRock VCP Global Multi Asset, SA Goldman Sachs Global Bond, SA Goldman Sachs Multi-Asset Insights, SA Invesco VCP Equity-Income, SA JPMorgan Diversified Balanced, SA JPMorgan Global Equities, SA Morgan Stanley International Equities, SA Putnam International Growth and Income, SA Schroders VCP Global Allocation, SA T. Rowe Asset Allocation Growth and SA T. Rowe Price VCP Balanced Portfolios used forward currency contracts to attempt to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. In addition, the SA BlackRock VCP Global Multi Asset, SA Goldman Sachs Global Bond, SA PIMCO VCP Tactical Balanced and SA Schroders VCP Global Allocation Portfolios also used forward currency contracts to enhance returns.

A forward contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the forward rate and the cumulative change in market value is recorded by a Portfolio as unrealized appreciation or depreciation. On the settlement date, a Portfolio records either realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Risks to a Portfolio of entering into forward contracts include counterparty risk, market risk and illiquidity risk. Counterparty risk arises upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. If the counterparty defaults, a Portfolio’s loss will generally consist of the net amount of contractual payments that the Portfolio has not yet received though the Portfolio’s maximum exposure due to counterparty risk could extend to the notional amount of the contract. Market risk is the risk that the value of the forward contract will depreciate due to unfavorable changes in the exchange rates. These contracts may involve market risk in excess of the unrealized appreciation or depreciation reported on the Statement of Assets and Liabilities. Illiquidity risk arises because the secondary market for forwards may have less liquidity relative to markets for other securities. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments.

Forward foreign currency contracts outstanding at the end of the period, if any, are reported on a schedule at the end of each Portfolio’s Portfolio of Investments.

Futures:    During the period, the SA Federated Corporate Bond and SA Goldman Sachs Global Bond Portfolios used futures contracts to manage duration and yield curve positioning. The SA Goldman Sachs Multi-Asset Insights Portfolio used equity index futures contracts to passively replicate exposure to global developed large cap equities, U.S. small cap equities and emerging market equities. In addition, the SA Goldman Sachs Multi-Asset Insights Portfolio used treasury futures to passively replicate exposure to U.S. Treasury bonds, U.S.

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investment grade credit and U.S. long duration corporate bonds. The SA JPMorgan Emerging Markets and the SA JPMorgan MFS Core Bond Portfolios used futures contracts to increase or decrease exposure to bond markets, to manage duration and yield curve positioning, and hedge against changes in interest rates. The SA BlackRock VCP Global Multi Asset, SA JPMorgan Diversified Balanced, SA PIMCO VCP Tactical Balanced, SA Schroders VCP Global Allocation, SA T. Rowe Price Asset Allocation Growth and SA T. Rowe Price VCP Balanced Portfolios used futures contracts to increase or decrease exposure to equity and bond markets and to hedge against changes in interest rates, and prices of bonds. The SA Emerging Markets Equity Index, SA International Index, SA Invesco VCP Equity-Income, SA Large Cap Growth Index, SA Large Cap Index, SA Large Cap Value Index, SA Mid Cap Index, SA Small Cap Index, SA VCP Dynamic Allocation, SA VCP Dynamic Strategy and SA VCP Index Allocation Portfolios used futures contracts to increase or decrease exposure to equity markets. The SA BlackRock VCP Global Multi Asset Portfolio also used futures contracts to control currency exposure. The SA Legg Mason Tactical Opportunities Portfolio used futures contracts to increase or decrease exposure to equity and bond markets for tactical and risk management purposes. In addition, the SA Schroders VCP Global Allocation Portfolio used futures contracts to manage duration.

A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into a futures transaction, a portfolio will be required to segregate an initial margin payment of cash or other liquid securities with the futures commission merchant (the “broker”). Subsequent payments are made or received by the Portfolio as a result of changes in the value of the contract and/or changes in the value of the initial margin requirement. Such receipts or payments are recorded in the Statements of Assets and Liabilities as variation margin for changes in the value of the contracts and as cash collateral for futures contracts for the changes in the value of the initial margin requirement. When a contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The primary risk to a Portfolio of entering into futures contracts is market risk. Market risk is the risk that there will be an unfavorable change in the interest rate, value or currency rate of the underlying security or securities. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities. There may also be trading restrictions or limitations imposed by an exchange, and government regulations may restrict trading in futures contracts. While a Portfolio will generally only purchase exchange-traded futures, due to market conditions, there may not always be a liquid secondary market for a futures contract and, as a result, the Portfolio may be unable to close out its futures contracts at a time which is advantageous. In addition, if a Portfolio has insufficient cash to meet margin requirements, the Portfolio may need to sell other investments, including at disadvantageous times. There is generally minimal counterparty risk to a Portfolio since the futures contracts are generally exchange-traded.

Futures contracts outstanding at the end of the period, if any, are reported on a schedule at the end of each Portfolio’s Portfolio of Investments.

Options:    During the period, the SA BlackRock VCP Global Multi Asset, SA Invesco VCP-Equity Income, SA JPMorgan MFS Core Bond, SA PIMCO VCP Tactical Balanced, SA Schroders VCP Global Allocation, SA T. Rowe Price VCP Balanced, SA VCP Dynamic Allocation, SA VCP Dynamic Strategy and SA VCP Index Allocation Portfolios used options contracts to seek protection against a decline in the value of a Portfolio’s securities or an increase in prices of securities that may be purchased or to generate income. The SA Goldman Sachs Global Bond Portfolio used options contracts to manage exposure to fluctuations in interest rates and to express active views to enhance returns.

An option is a contract conveying a right to buy or sell a financial instrument at a specified price during a stipulated period. When a Portfolio writes a call or a put option, it receives a premium which is equal to the current market value of the option written. The premiums on written options are recorded as a liability on the Statement of Assets and Liabilities. If a Portfolio purchases a call or a put option, it pays a premium which reflects the current market value of the option and which is included on the Portfolio’s Statement of Assets and Liabilities as an investment. The option position is marked to market daily and its value fluctuates based upon the value of the underlying financial instrument, time to expiration, cost of borrowing funds, and volatility of the value of the underlying financial instrument. If an option which a Portfolio has written either expires on its stipulated expiration date, or if the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such options is extinguished. If a call option which a Portfolio has written is exercised, the Portfolio realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a put option which a Portfolio has written is exercised, the amount of the premium originally received reduces the cost of the security which the Portfolio purchased upon exercise of the option. Options may be traded on a national securities exchange or in the OTC market.

Risks to a Portfolio of entering into option contracts include counterparty risk, market risk and, with respect to OTC options, illiquidity risk. Counterparty risk arises from the potential inability of counterparties to meet the terms of their contracts. If the counterparty defaults, a Portfolio’s loss will consist of the net amount of contractual payments that the Portfolio has not yet received. Market risk is the risk that there will be an unfavorable change in the value of the underlying securities, and for written options, may result in excess of the amounts shown on the statement of assets and liabilities. There is also the risk a Portfolio may not be able to enter into a closing transaction because of an illiquid market. In addition, unlisted options are not traded on an exchange and may not be as actively traded as listed options, making the valuation of such securities more difficult. An unlisted option also entails a greater risk that the party on the other side of the option transaction may default, which would make it impossible to close out an unlisted option position in some cases, and profits related to the transaction lost thereby.

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Option contracts outstanding at the end of the period, if any, are reported on a schedule at the end of each Portfolio’s Portfolio of Investments.

Swap Contracts:    Certain Portfolios may enter into credit default, interest rate, equity and/or total return swap contracts. Swap contracts are privately negotiated in the OTC market and may be entered into as a bilateral contract or a centrally cleared contract (“centrally cleared swaps”). In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and a Portfolio faces the CCP through a broker. Upon entering into a centrally cleared swap, a Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Portfolio of Investments and cash deposited is recorded on the Statement of Assets and Liabilities as cash collateral for centrally cleared swap contracts. Unlike a bilateral swap contract, for centrally cleared swaps, a Portfolio has no credit exposure to the counterparty as the CCP stands between the Portfolio and the counterparty. Swaps are marked-to-market daily and the changes in value are recorded as an unrealized gain (loss). The daily change in valuation of swap contracts, if any, is recorded as unrealized appreciation (depreciation) on swap contracts. When the swap is terminated, a Portfolio will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolios’s basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid. Upfront payments and receipts on swap contracts are amortized on a daily basis. Net periodic payments made or received by a Portfolio are included as part of realized gain (loss).

Credit Default Swap Agreements:    During the period, the SA Goldman Sachs Global Bond Portfolio and the JPMorgan MFS Core Bond Portfolio used credit default swaps to manage credit risk and to express active credit views to enhance return. The SA Goldman Sachs Multi-Asset Insights Portfolio used credit default swaps to passively replicate exposure to U.S. investment grade credit and U.S. long duration corporate bonds. The SA PIMCO VCP Tactical Balanced Portfolio also used credit default swaps as a substitute for physical securities.

Credit default swaps are generally contracts in which one party makes periodic fixed-rate payments or a one time premium payment (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified payment in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swaps, a Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. If a Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. As a buyer of protection on credit default swaps, a Portfolio will make periodic payments, similar to an insurance premium and the seller of protection agrees to compensate the Portfolio for future potential losses as a result of a credit event on the reference bond or other asset. A Portfolio effectively transfers the credit event risk of the reference bond or asset from it to the seller of protection. If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swaps on corporate issues or sovereign issues of an emerging market country are contracts in which the buyer of protection makes periodic fixed payments or a one time premium payment to the seller of protection in exchange for the right to receive a specified payment in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). A Portfolio may use credit default swaps on corporate issues or sovereign issues of an emerging market country to provide a measure of protection against defaults of the issuers (i.e., to reduce credit risk where the Portfolio owns or has exposure to the referenced obligation) or to take a speculative credit position with an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swaps on asset-backed securities are contracts in which the buyer of protection makes periodic fixed-rate payments or a one time premium payment to the seller of protection in exchange for the right to receive a specified payment in the event of a default or other credit event. Unlike credit default swaps on corporate issues or sovereign issues of an emerging market country, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. A Portfolio may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation

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or to take a speculative credit position with an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swaps on credit indices are generally contracts in which the buyer of protection makes periodic fixed-rate payments or a one time premium payment to the seller of protection in exchange for the right to receive a specified payment in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds which is less expensive than it would be to enter into many credit default swaps to achieve a similar effect. Credit-default swaps on indices are used for protecting investors owning bonds against default, and also to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swaps on corporate issues or sovereign issues of an emerging market country as of period end are reported on a schedule following each Portfolio’s Portfolio of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-based securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The maximum potential amount of future payments (undiscounted) that a Portfolio as a seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swaps outstanding at the end of the period, for which a Portfolio is the seller of protection, if any, are disclosed on a schedule following each Portfolio’s Portfolio of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swaps entered into by a Portfolio for the same referenced entity or entities.

Credit default swap contracts outstanding at the end of the period, if any, are reported on a schedule at the end of each Portfolio’s Portfolio of Investments.

Equity Swap Agreements:    During the period, the SA PIMCO VCP Tactical Balanced Portfolio used equity swaps to gain exposure to a security or market index and to enhance total return.

Equity swaps, a type of total return swaps, are contracts that are typically entered into for the purpose of investing in a security or index without owning or taking physical custody of securities. Total return swaps are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

The counterparty to an equity swap will typically be a bank, investment banking firm or broker/dealer. Equity swaps may be structured in different ways. The counterparty will generally agree to pay the Portfolio the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Portfolio may agree to pay to the counterparty a floating rate of interest on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks.

Therefore, the return to the Portfolio on any equity swap should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Portfolio on the notional amount. In other cases, the counterparty and the Portfolio may agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).

The Portfolio will generally enter into equity swaps only on a net basis, which means that the two payment streams are netted against each other, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps normally do not involve the delivery of securities or other underlying assets.

Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that the Portfolio is contractually obligated to make. If the counterparty to an equity swap defaults, the Portfolio’s risk of loss consists of the net discounted amount of payments that the Portfolio is contractually entitled to receive, if any. In addition, the value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates.

531

Equity swap contracts outstanding at the end of the period, if any, are reported on a schedule at the end of each Portfolio’s Portfolio of Investments.

Interest Rate Swap Agreements:    During the period, the SA Goldman Sachs Global Bond Portfolio used interest rate swap agreements, to manage exposure to fluctuations in interest rates and/or express inflation views to enhance returns. The SA PIMCO VCP Tactical Balanced Portfolio used interest rate swap agreements to manage exposure to fluctuations in interest rates.

Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Since interest rate swaps are individually negotiated, a Portfolio expects to achieve an acceptable degree of correlation between their respective portfolio investments and their interest rate positions. A Portfolio will enter into interest rate swaps only on a net basis, which means that the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments.

Interest rate swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that a Portfolio is contractually obligated to make. If the other party to an interest rate swap defaults, a Portfolio’s risk of loss consists of the net discounted amount of interest payments that the Portfolio is contractually entitled to receive, if any. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

Interest rate swap contracts outstanding at the end of the period, if any, are reported on a schedule at the end of each Portfolio’s Portfolio of Investments.

Risks of Entering into Swap Agreements:    Risks to a Portfolio of entering into credit default swaps, equity swaps and interest rate swaps, include credit risk, market risk, counterparty risk, liquidity risk and documentation risk. By entering into swap agreements, a Portfolio may be exposed to risk of potential loss due to unfavorable changes in interest rates, the price of the underlying security or index, or the underlying referenced asset’s perceived or actual credit, that the counterparty may default on its obligation to perform or the possibility that there is no liquid market for these agreements. There is also the risk that the parties may disagree as to the meaning of contractual terms in the swap agreement. In addition, to the extent that a subadviser does not accurately analyze and predict the underlying economic factors influencing the value of the swap, a Portfolio may suffer a loss, which may be in excess of the amount reflected on the statement of assets and liabilities.

Master Agreements:    Certain Portfolios that hold derivative instruments and other financial instruments may be a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements or similar agreements (“Master Agreements”) with certain counterparties that govern such instruments. Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. Collateral can be in the form of cash or securities as agreed to by a Portfolio and applicable counterparty. Collateral requirements are generally determined based on a Portfolio’s net position with each counterparty. Master Agreements may also include certain provisions that require a Portfolio to post additional collateral upon the occurrence of certain events, such as when a Portfolio’s net assets fall below a specified level. In addition, Master Agreements typically specify certain standard termination events, such as failure of a party to pay or deliver, credit support defaults and other events of default. Termination events applicable to a Portfolio may also occur upon a decline in a Portfolio’s net assets below a specified level over a certain period of time. Additional termination events applicable to counterparties may occur upon a decline in a counterparty’s long-term and short-term credit ratings below a specified level, or upon a decline in the ratings of a counterparty’s credit support provider. Upon the occurrence of a termination event, the other party may elect to terminate early and cause settlement of all instruments outstanding pursuant to a particular Master Agreement, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of a Portfolio’s counterparties to elect early termination could cause the Portfolio to accelerate the payment of liabilities, which settlement amounts could be in excess of the amount of assets that are already posted as collateral. Typically, the Master Agreement will permit a single net payment in the event of default. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. As a result, the early termination with respect to derivative instruments subject to Master Agreements that are in a net liability position could be material to a Portfolio’s financial statements. The Portfolios do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

532

The following tables represent the value of derivatives held as of January 31, 2019, by their primary underlying risk exposure and the respective location on the Statement of Assets and Liabilities and the effect of derivatives on the Statement of Operations for the period ended January 31, 2019. For a detailed presentation of derivatives held as of January 31, 2019, please refer to the Portfolio of Investments.

	Asset Derivatives
	Interest Rate Contracts			Equity Contracts			Credit Contracts		Foreign Exchange Contracts
Portfolio	Futures Contracts(1)(8)	Swap Contracts(2)	Options Purchased(3)	Futures Contracts(1)(8)	Swap Contracts(2)	Options Purchased(3)	Swap Contracts(2)	Options Purchased(3)	Foreign Forward Exchange Contracts(4)	Total
SA BlackRock VCP Global Multi Asset	$124,844	$—	$—	$1,184,500	$—	$1,354,000	$—	$—	$485,825	$3,149,169
SA Emerging Markets Equity Index	—	—	—	77,740	—	—	—	—	—	77,740
SA Federated Corporate Bond	10,000	—	—	—	—	—	—	—	—	10,000
SA Goldman Sachs Global Bond	234,427	2,120,255	308,252	—	—	—	82,222	—	2,234,402	4,979,558
SA Goldman Sachs Multi-Asset Insights	28,047	—	—	23,180	—	—	—	—	44	51,271
SA International Index	—	—	—	17,560	—	—	—	—	—	17,560
SA Invesco VCP Equity-Income	—	—	—	445,500	—	2,998,000	—	—	445,566	3,889,066
SA JPMorgan Diversified Balanced	147,945	—	—	284,775	—	—	—	—	—	429,720
SA JPMorgan Global Equities	—	—	—	—	—	—	—	—	—	—
SA JPMorgan MFS Core Bond	194,899	—	—	—	—	—	—	—	—	194,899
SA Large Cap Growth Index	—	—	—	3,300	—	—	—	—	—	3,300
SA Large Cap Index	—	—	—	564,300	—	—	—	—	—	564,300
SA Large Cap Value Index	—	—	—	4,400	—	—	—	—	—	4,400
SA Legg Mason Tactical Opportunities	—	—	—	1,100	—	—	—	—	—	1,100
SA Mid Cap Index	—	—	—	32,800	—	—	—	—	—	32,800
SA Morgan Stanley International Equities	—	—	—	—	—	—	—	—	—	—
SA PIMCO VCP Tactical Balanced	776,628	916,482	2,639,066	4,982,020	1,746,719	2,859,480	—	—	155,229	14,075,624
SA Putnam International Growth and Income	—	—	—	—	—	—	—	—	923,788	923,788
SA Schroders VCP Global Allocation	179,194	—	—	1,249,400	—	265,335	—	—	1,898,918	3,592,847
SA Small Cap Index	—	—	—	298,120	—	—	—	—	—	298,120
SA T. Rowe Price Asset Allocation Growth	1,296	—	—	—	—	—	—	—	—	1,296
SA T. Rowe Price VCP Balanced	—	—	—	1,955,140	—	1,597,915	—	—	14	3,553,069
SA VCP Dynamic Allocation	—	—	—	18,701,262	—	75,786,521	—	—	—	94,487,783
SA VCP Dynamic Strategy	—	—	—	5,906,405	—	40,227,305	—	—	—	46,133,710
SA VCP Index Allocation	—	—	—	295,360	—	188,600	—	—	—	483,960

	Liability Derivatives
	Interest Rate Contracts			Equity Contracts			Credit Contracts		Foreign Exchange Contracts
Portfolio	Futures Contracts(1)(8)	Swap Contracts(5)	Options Written(6)	Futures Contracts(1)(8)	Swap Contracts(5)	Options Written(6)	Swap Contracts(5)	Options Written(6)	Foreign Forward Exchange Contracts(7)	Total
SA BlackRock VCP Global Multi Asset	$—	$—	$—	$—	$—	$—	$—	$—	$367,015	$367,015
SA Emerging Markets Equity Index	—	—	—	—	—	—	—	—	—	—
SA Federated Corporate Bond	—	—	—	—	—	—	—	—	—	—
SA Goldman Sachs Global Bond	166,471	1,535,742	254,548	—	—	—	467,081	—	3,180,019	5,603,861
SA Goldman Sachs Multi-Asset Insights	—	—	—	60	—	—	14,511	—	—	14,571
SA International Index	—	—	—	—	—	—	—	—	—	—
SA Invesco VCP Equity-Income	—	—	—	—	—	—	—	—	1,469,371	1,469,371
SA JPMorgan Diversified Balanced	53,419	—	—	66,921	—	—	—	—	—	120,340
SA JPMorgan Global Equities	—	—	—	—	—	—	—	—	—	—
SA JPMorgan MFS Core Bond	118,922	—	—	—	—	—	—	—	—	118,922
SA Large Cap Growth Index	—	—	—	—	—	—	—	—	—	—

533

	Liability Derivatives (continued)
	Interest Rate Contracts			Equity Contracts			Credit Contracts		Foreign Exchange Contracts
Portfolio	Futures Contracts(1)(8)	Swap Contracts(5)	Options Written(6)	Futures Contracts(1)(8)	Swap Contracts(5)	Options Written(6)	Swap Contracts(5)	Options Written(6)	Foreign Forward Exchange Contracts(7)	Total
SA Large Cap Index	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
SA Large Cap Value Index	—	—	—	—	—	—	—	—	—	—
SA Legg Mason Tactical Opportunities	469	—	—	—	—	—	—	—	—	469
SA Mid Cap Index	—	—	—	—	—	—	—	—	—	—
SA Morgan Stanley International Equities	—	—	—	—	—	—	—	—	—	—
SA PIMCO VCP Tactical Balanced	973,689	3,831,525	3,070,858	—	—	—	157,212	—	244,501	8,277,785
SA Putnam International Growth and Income	—	—	—	—	—	—	—	—	713,696	713,696
SA Schroders VCP Global Allocation	42,593	—	—	264,921	—	—	—	—	559,973	867,487
SA Small Cap Index	—	—	—	—	—	—	—	—	—	—
SA T. Rowe Price Asset Allocation Growth	580	—	—	—	—	—	—	—	—	580
SA T. Rowe Price VCP Balanced	491,656	—	—	—	—	—	—	—	—	491,656
SA VCP Dynamic Allocation	—	—	—	—	—	—	—	—	—	—
SA VCP Dynamic Strategy	—	—	—	—	—	—	—	—	—	—
SA VCP Index Allocation	1,969	—	—	—	—	—	—	—	—	1,969

Statement of Assets and Liabilities Location:

(1)	Variation margin on futures contracts
(2)	Unrealized appreciation on swap contracts
(3)	Investments at value (unaffiliated)
(4)	Unrealized appreciation on forward foreign currency contracts
(5)	Unrealized depreciation on swap contracts
(6)	Call and put options written, at value
(7)	Unrealized depreciation on forward foreign currency contracts
(8)	The variation margin on futures contracts is included in the cumulative appreciation (depreciation) as reported on each Portfolio's Portfolio of Investments in the following amounts:

Portfolio	Cumulative Appreciation/ (Depreciation)	Portfolio	Cumulative Appreciation/ (Depreciation)
SA Blackrock VCP Global Multi Asset	$8,230,362	SA Large Cap Value Index	$19,842
SA Emerging Markets Equity Index	837,395	SA Legg Mason Tactical Opportunities	361
SA Federated Corporate Bond	73,024	SA Mid Cap Index	295,766
SA Goldman Sachs Global Bond	353,559	SA PIMCO VCP Tactical Balanced	27,178,092
SA Goldman Sachs Multi-Asset Insights	313,401	SA Schroders VCP Global Allocation	6,800,075
SA International Index	3,512,084	SA Small Cap Index Portfolio	2,109,716
SA Invesco VCP Equity-Income	3,411,678	SA T. Rowe Price Asset Allocation Growth	7,239
SA JPMorgan Diversified Balanced	1,707,341	SA T. Rowe Price VCP Balanced	5,749,773
SA JPMorgan MFS Core Bond	423,051	SA VCP Dynamic Allocation	153,853,854
SA Large Cap Growth Index	14,882	SA VCP Dynamic Strategy	57,463,468
SA Large Cap Index	2,581,935	SA VCP Index Allocation	1,278,081

	Realized Gain (Loss) on Derivatives Recognized in Statement of Operations
	Interest Rate Contracts			Equity Contracts			Credit Contracts	Foreign Exchange Contracts
Portfolio	Futures Contracts(1)	Swap Contracts(2)	Options*	Futures Contracts(1)	Swap Contracts(2)	Options*	Swap Contracts(2)	Options*	Foreign Forward Exchange Contracts(3)	Total
SA BlackRock VCP Global Multi Asset	$(271,451)	$—	$—	$(17,788,335)	$—	$3,490,103	$—	$—	$331,204	$(14,238,479)
SA Emerging Markets Equity Index	—	—	—	(2,987,563)	—	—	—	—	—	(2,987,563)
SA Federated Corporate Bond	697,949	—	—	—	—	—	—	—	—	697,949
SA Goldman Sachs Global Bond	586,931	666,669	28,393	—	—	—	(358,015)	—	(4,581,098)	(3,657,120)
SA Goldman Sachs Multi-Asset Insights	(209,857)	—	—	(257,779)	—	—	38,771	—	480	(428,385)
SA International Index	—	—	—	(6,847,712)	—	—	—	—	—	(6,847,712)

534

	Realized Gain (Loss) on Derivatives Recognized in Statement of Operations (continued)
	Interest Rate Contracts			Equity Contracts			Credit Contracts	Foreign Exchange Contracts
Portfolio	Futures Contracts(1)	Swap Contracts(2)	Options*	Futures Contracts(1)	Swap Contracts(2)	Options*	Swap Contracts(2)	Options*	Foreign Forward Exchange Contracts(3)	Total
SA Invesco VCP Equity-Income	$—	$—	$—	$(16,013,108)	$—	$5,203,831	$—	$—	$8,094,961	$(2,714,316)
SA JPMorgan Diversified Balanced	(322,523)	—	(84)	(3,354,569)	—	—	—	—	—	(3,677,176)
SA JPMorgan Emerging Markets	—	—	—	6,347	—	—	—	—	—	6,347
SA JPMorgan Global Equities	—	—	—	—	—	—	—	—	2,413	2,413
SA JPMorgan MFS Core Bond	(207,064)	—	(323,054)	—	—	—	(421,909)	—	—	(952,027)
SA Large Cap Growth Index	—	—	—	(25,394)	—	—	—	—	—	(25,394)
SA Large Cap Index	—	—	—	(3,408,642)	—	—	—	—	—	(3,408,642)
SA Large Cap Value Index	—	—	—	(33,851)	—	—	—	—	—	(33,851)
SA Legg Mason Tactical Opportunities	15,942	—	—	9,692	—	—	—	—	—	25,634
SA Mid Cap Index	—	—	—	(800,876)	—	—	—	—	—	(800,876)
SA Morgan Stanley International Equities	—	—	—	—	—	—	—	—	(1,121,549)	(1,121,549)
SA PIMCO VCP Tactical Balanced	5,203,270	5,938,787	(678,916)	(40,800,346)	(17,231,557)	1,291,561	42,793	29,317	138,559	(46,066,532)
SA Putnam International Growth and Income	—	—	—	—	—	—	—	—	(85,116)	(85,116)
SA Schroders VCP Global Allocation	(2,044,632)	—	—	(20,693,835)	(3,803,734)	(1,279,865)	—	—	(3,162,885)	(30,984,951)
SA Small Cap Index	—	—	—	(3,369,327)	—	—	—	—	—	(3,369,327)
SA T. Rowe Price Asset Allocation Growth	(1,034)	—	—	—	—	—	—	—	(34)	(1,068)
SA T. Rowe Price VCP Balanced	3,593,052	—	(35,200)	(16,842,730)	—	(10,337,971)	—	—	—	(23,622,849)
SA VCP Dynamic Allocation	—	—	—	(453,790,483)	—	187,140,194	—	—	—	(266,650,289)
SA VCP Dynamic Strategy	—	—	—	(223,139,433)	—	99,222,011	—	—	—	(123,917,422)
SA VCP Index Allocation	(115,605)	—	—	(6,263,317)	—	(426,272)	—	—	—	(6,805,194)

	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statement of Operations
	Interest Rate Contracts			Equity Contracts			Credit Contracts	Foreign Exchange Contracts
Portfolio	Futures Contracts(4)	Swap Contracts(5)	Options*	Futures Contracts(4)	Swap Contracts(5)	Options*	Swap Contracts(5)	Options*	Foreign Forward Exchange Contracts(6)	Total
SA BlackRock VCP Global Multi Asset	$3,653,655	$—	$—	$(459,909)	$—	$(1,504,687)	$—		$593,601	$2,282,660
SA Emerging Markets Equity Index	—	—	—	837,395	—	—	—	—	—	837,395
SA Federated Corporate Bond	(89,431)	—	—	—	—	—	—	—	—	(89,431)
SA Goldman Sachs Global Bond	1,402,515	747,544	52,522	—	—	—	527,878	—	(1,980,669)	749,790
SA Goldman Sachs Multi-Asset Insights	282,858	—	—	(54,738)	—	—	(49,398)	—	44	178,766
SA International Index	—	—	—	3,194,216	—	—	—	—	—	3,194,216
SA Invesco VCP Equity-Income	—	—	—	941,302	—	(4,879,094)	—	—	849,090	(3,088,702)
SA JPMorgan Diversified Balanced	83,628	—	—	1,586,091	—	—	—	—	—	1,669,719
SA JPMorgan Global Equities	—	—	—	—	—	—	—	—	—	—
SA JPMorgan MFS Core Bond	(76,492)	—	—	—	—	—	—	—	—	(76,492)
SA Large Cap Growth Index	—	—	—	14,888	—	—	—	—	—	14,888
SA Large Cap Index	—	—	—	504,685	—	—	—	—	—	504,685
SA Large Cap Value Index	—	—	—	19,842	—	—	—	—	—	19,842
SA Legg Mason Tactical Opportunities	(11,447)	—	—	(23,367)	—	—	—	—	—	(34,814)
SA Mid Cap Index	—	—	—	278,808	—	—	—	—	—	278,808
SA Morgan Stanley International Equities	—	—	—	—	—	—	—	—	1,349,409	1,349,409
SA PIMCO VCP Tactical Balanced	(4,594,164)	(9,460,906)	466,551	(22,648,275)	(13,052,793)	(2,132,058)	(192,936)	43,992	474,491	(51,096,098)
SA Putnam International Growth and Income	—	—	—	—	—	—	—	—	(686,547)	(686,547)

535

	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statement of Operations (continued)
	Interest Rate Contracts			Equity Contracts			Credit Contracts	Foreign Exchange Contracts
Portfolio	Futures Contracts(4)	Swap Contracts(5)	Options*	Futures Contracts(4)	Swap Contracts(5)	Options*	Swap Contracts(5)	Options*	Foreign Forward Exchange Contracts(6)	Total
SA Schroders VCP Global Allocation	$553,642	$—	$—	$404,150	$—	$(623,248)	$—	$—	$390,978	$725,522
SA Small Cap Index	—	—	—	2,055,970	—	—	—	—	—	2,055,970
SA T. Rowe Price Asset Allocation Growth	7,239	—	—	—	—	—	—	—	—	7,239
SA T. Rowe Price VCP Balanced	(5,418,200)	—	2,842	(7,809,769)	—	2,127,244	—	—	14	(11,097,869)
SA VCP Dynamic Allocation	—	—	—	(183,458,451)	—	(73,589,120)	—	—	—	(257,047,571)
SA VCP Dynamic Strategy	—	—	—	(86,817,117)	—	(39,142,937)	—	—	—	(125,960,054)
SA VCP Index Allocation	(51,364)	—	—	861,473	—	(738,352)	—	—	—	71,757

*	Includes amounts relating to purchased and written call and put options as follows:

	Realized Gain (Loss) on Derivatives Recognized in Statement of Operations
	Interest Rate Contracts		Equity Contracts		Credit Contracts		Foreign Exchange Contracts
	Options Purchased(7)	Options Written(8)	Options Purchased(7)	Options Written(8)	Options Purchased(7)	Options Written(8)	Options Written(8)
SA BlackRock VCP Global Multi Asset	$—	$—	$3,490,103	$—	$—	$—	$—
SA Goldman Sachs Global Bond	(74,273)	102,666	—	—	—	—	—
SA Invesco VCP Equity-Income	—	—	5,203,831	—	—	—	—
SA JPMorgan Diversified Balanced	(2,810)	2,726	—	—	—	—	—
SA JPMorgan MFS Core Bond	(323,054)	—	—	—	—	—	—
SA PIMCO VCP Tactical Balanced	1,121,445	(1,800,361)	1,179,534	112,027	—	—	29,317
SA Schroders VCP Global Allocation	—	—	(1,279,865)	—	—	—	—
SA T.Rowe Price VCP Balanced	(6,400)	(28,800)	(10,337,971)	—	—	—	—
SA VCP Dynamic Allocation	—	—	63,085,048	124,055,146	—	—	—
SA VCP Dynamic Strategy	—	—	32,760,390	66,461,621	—	—	—
SA VCP Index Allocation	—	—	(426,272)	—	—	—	—

	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statement of Operations
	Interest Rate Contracts		Equity Contracts		Credit Contracts		Foreign Exchange Contracts
	Options Purchased(9)	Options Written(10)	Options Purchased(9)	Options Written(10)	Options Purchased(9)	Options Written(10)	Options Written(10)
SA BlackRock VCP Global Multi Asset	$—	$—	$(1,504,687)	$—	—	—	—
SA Goldman Sachs Global Bond	151,943	(99,421)	—	—	—	—	—
SA Invesco VCP Equity-Income	—	—	(4,879,094)	—	—	—	—
SA JPMorgan Diversified Balanced	—	—	—	—	—	—	—
SA JPMorgan MFS Core Bond	—	—	—	—	—	—	—
SA PIMCO VCP Tactical Balanced	413,489	53,062	(2,132,058)	—	—	—	43,992
SA Schroders VCP Global Allocation	—	—	(623,248)	—	—	—	—
SA T.Rowe Price VCP Balanced	1,024	1,818	2,127,244	—	—	—	—
SA VCP Dynamic Allocation	—	—	(73,900,856)	311,736	—	—	—
SA VCP Dynamic Strategy	—	—	(38,527,817)	(615,120)	—	—	—
SA VCP Index Allocation	—	—	(738,352)	—	—	—	—

Statement of Operations Location:

(1)	Net realized gain (loss) on futures contracts
(2)	Net realized gain (loss) on swap contracts
(3)	Net realized gain (loss) on forward contracts
(4)	Change in unrealized appreciation (depreciation) on futures contracts
(5)	Change in unrealized appreciation (depreciation) on swap contracts
(6)	Change in unrealized appreciation (depreciation) on forward contracts
(7)	Net realized gain (loss) on investments
(8)	Net realized gain (loss) on written options contracts
(9)	Change in unrealized appreciation (depreciation) on investments
(10)	Change in unrealized appreciation (depreciation) on written options contracts

536

The following table represents the average monthly balances of derivatives held during the year ended January 31, 2019.

	Average Amount Outstanding During the Period
Portfolio	Futures Contracts(1)	Foreign Exchange Contracts(2)	Purchased Call Options Contracts(1)	Purchased Put Options Contracts(1)	Interest Rate Swap Contracts(2)	Credit Swap Contracts(2)	Total Return Swap Contracts(2)	Written Call Option Contracts(1)	Written Put Option Contracts(1)
SA BlackRock VCP Global Multi Asset	$347,751,204	$82,232,566	$—	$2,100,108	$—	$—	$—	$—	$—
SA Emerging Markets Equity Index	10,929,661	—	—	—	—	—	—	—	—
SA Federated Corporate Bond	7,164,720	—	—	—	—	—	—	—	—
SA Goldman Sachs Global Bond	297,049,249	432,678,813	111,211	40,954	652,544,634	63,465,004	—	93,144	42,441
SA Goldman Sachs Multi-Asset Insights	7,982,525	2,012	—	—	—	5,237,500	—	—	—
SA International Index	42,378,413	—	—	—	—	—	—	—	—
SA Invesco VCP Equity-Income	142,852,565	93,788,433	—	4,661,764	—	—	—	—	—
SA JPMorgan Diversified Balanced	99,514,871	—	—	—	—	—	—	—	—
SA JPMorgan Global Equities	—	—	—	—	—	—	—	—	—
SA JPMorgan MFS Core Bond	110,551,538	—	—	24,208	—	1,165,000	—	—	—
SA Large Cap Growth Index	367,315	—	—	—	—	—	—	—	—
SA Large Cap Index	45,966,818	—	—	—	—	—	—	—	—
SA Large Cap Value Index	489,753	—	—	—	—	—	—	—	—
SA Legg Mason Tactical Opportunities	796,172	—	—	—	—	—	—	—	—
SA Mid Cap Index	17,380,988	—	—	—	—	—	—	—	—
SA Morgan Stanley International Equities	—	12,957,560	—	—	—	—	—	—	—
SA PIMCO VCP Tactical Balanced	1,724,740,796	57,458,666	1,203,145	6,480,830	186,087,275	27,033,333	191,508,046	1,587,493	1,870,455
SA Putnam International Growth and Income	—	104,745,202	—	—	—	—	—	—	—
SA Schroders VCP Global Allocation	366,024,707	148,841,792	—	634,360	—	—	4,178,071	—	—
SA Small Cap Index	24,842,112	—	—	—	—	—	—	—	—
SA T. Rowe Price Asset Allocation Growth	112,059	3,408	—	—	—	—	—	—	—
SA T. Rowe Price VCP Balanced	450,511,805	9,724	101	4,576,072	—	—	—	—	3,956
SA VCP Dynamic Allocation	4,334,840,625	—	—	74,001,043	—	—	—	16,723,641	—
SA VCP Dynamic Strategy	1,794,992,917	—	—	39,435,105	—	—	—	8,878,419	—
SA VCP Index Allocation	46,319,247	—	—	173,633	—	—	—	—	—

(1)	Amounts represent values in US dollars.
(2)	Amounts represent notional amounts in US dollars.

537

The following tables set forth the Portfolios’ derivative assets and liabilities by counterparty, net of amounts available for offset under Master Agreements and net of the related collateral pledged (received) as of January 31, 2019. The repurchase agreements held by the Portfolios as of January 31, 2019, are also subject to Master Agreements but are not included in the following tables. See the Portfolio of Investments and the Notes to the Financial Statements for more information about the Portfolios’ holdings in repurchase agreements.

	SA BlackRock VCP Global Multi Asset Portfolio
	Derivative Assets(1)				Derivative Liabilities(1)
Counterparty	Forward Foreign Currency Contracts	OTC Swaps	Options Purchased	Total	Forward Foreign Currency Contracts	OTC Swaps	Options Written	Total	Net Derivative Assets (Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount(3)
Citibank N.A.	$320,983	$—	$—	$320,983	$8,293	$—	$—	$8,293	$312,690	$—	$312,690
Deutsche Bank AG	10,364	—	—	10,364	199,387	—	—	199,387	(189,023)	—	(189,023)
JPMorgan Chase Bank	143,719	—	—	143,719	89,163	—	—	89,163	54,556	—	54,556
Morgan Stanley and Co.	10,759	—	—	10,759	69,221	—	—	69,221	(58,462)	—	(58,462)
UBS AG	—	—	—	—	951	—	—	951	(951)	—	(951)

Total	$485,825	$—	$—	$485,825	$367,015	$—	$—	$367,015	$118,810	$—	$118,810

(1)	Gross amounts of recognized assets and liabilities not offset in the Statement of Assets and Liabilities.
(2)	For each respective counterparty, collateral pledged or (received) is limited to an amount not to exceed 100% of the derivative asset/liability in the table above.
(3)	Net amount represents the net amount due (to)/from counterparty in the event of a default based on the contractual set-off rights under the agreement.

	SA Goldman Sachs Global Bond Portfolio
	Derivative Assets(1)				Derivative Liabilities(1)
Counterparty	Forward Foreign Currency Contracts	OTC Swaps	Options Purchased	Total	Forward Foreign Currency Contracts	OTC Swaps	Options Written	Total	Net Derivative Assets (Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount(3)
Citibank N.A.	$—	$—	$308,252	$308,252	$—	$208,689	$254,548	$463,237	$(154,985)	$154,985	$—
Deutsche Bank AG	—	—	—	—	—	4,112	—	4,112	(4,112)	—	(4,112)
JPMorgan Chase Bank N.A.	—	—	—	—	—	1,371	—	1,371	(1,371)	—	(1,371)
Morgan Stanley & Co.	2,234,402	—	—	2,234,402	3,180,019	201,835	—	3,381,854	(1,147,452)	250,000	(897,452)

Total	$2,234,402	$—	$308,252	$2,542,654	$3,180,019	$416,007	$254,548	$3,850,574	$(1,307,920)	$404,985	$(902,935)

(1)	Gross amounts of recognized assets and liabilities not offset in the Statement of Assets and Liabilities.
(2)	For each respective counterparty, collateral pledged or (received) is limited to an amount not to exceed 100% of the derivative asset/liability in the table above.
(3)	Net amount represents the net amount due (to)/from counterparty in the event of a default based on the contractual set-off rights under the agreement.

	SA Goldman Sachs Multi-Asset Insights Allocation Portfolio
	Derivative Assets(1)				Derivative Liabilities(1)
Counterparty	Forward Foreign Currency Contracts	OTC Swaps	Options Purchased	Total	Forward Foreign Currency Contracts	OTC Swaps	Options Written	Total	Net Derivative Assets (Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount(3)
Morgan Stanley and Co. Inc.	$44	$—	$—	$44	$—	$—	$—	$—	$44	$—	$44

(1)	Gross amounts of recognized assets and liabilities not offset in the Statement of Assets and Liabilities.
(2)	For each respective counterparty, collateral pledged or (received) is limited to an amount not to exceed 100% of the derivative asset/liability in the table above.
(3)	Net amount represents the net amount due (to)/from counterparty in the event of a default based on the contractual set-off rights under the agreement.

538

	SA Invesco VCP Equity-Income Portfolio
	Derivative Assets(1)				Derivative Liabilities(1)
Counterparty	Forward Foreign Currency Contracts	OTC Swaps	Options Purchased	Total	Forward Foreign Currency Contracts	OTC Swaps	Options Written	Total	Net Derivative Assets (Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount(3)
Bank of New York	$191,919	$—	$—	$191,919	$785,797	$—	$—	$785,797	$(593,878)	$—	$(593,878)
State Street Bank and Trust Co.	253,647	—	—	253,647	683,574	—	—	683,574	(429,927)	—	(429,927)

Total	$445,566	$—	$—	$445,566	$1,469,371	$—	$—	$1,469,371	$(1,023,805)	$—	$(1,023,805)

(1)	Gross amounts of recognized assets and liabilities not offset in the Statement of Assets and Liabilities.
(2)	For each respective counterparty, collateral pledged or (received) is limited to an amount not to exceed 100% of the derivative asset/liability in the table above.
(3)	Net amount represents the net amount due (to)/from counterparty in the event of a default based on the contractual set-off rights under the agreement.

	SA PIMCO VCP Tactical Balanced Portfolio
	Derivative Assets(1)				Derivative Liabilities(1)
Counterparty	Forward Foreign Currency Contracts	OTC Swaps	Options Purchased	Total	Forward Foreign Currency Contracts	OTC Swaps	Options Written	Total	Net Derivative Assets (Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount(3)
Bank of America N.A.	$66,614	$—	$35,628	$102,242	$—	$—	$11,156	$11,156	$91,086	$(30,000)	$61,086
Citibank N.A.	54,226	1,746,719	670,247	2,471,192	26,921	—	766,514	793,435	1,677,757	—	1,677,757
Goldman Sachs Bank USA	34,389	—	436,573	470,962	217,580	—	516,453	734,033	(263,071)	263,071	—
Morgan Stanley Capital Services LLC	—	—	1,496,618	1,496,618	—	—	1,776,735	1,776,735	(280,117)	280,117	—

Total	$155,229	$1,746,719	$2,639,066	$4,541,014	$244,501	$—	$3,070,858	$3,315,359	$1,225,655	$513,188	$1,738,843

(1)	Gross amounts of recognized assets and liabilities not offset in the Statement of Assets and Liabilities.
(2)	For each respective counterparty, collateral pledged or (received) is limited to an amount not to exceed 100% of the derivative asset/liability in the table above.
(3)	Net amount represents the net amount due (to)/from counterparty in the event of a default based on the contractual set-off rights under the agreement.

	SA Putnam International Growth and Income Portfolio
	Derivative Assets(1)				Derivative Liabilities(1)
Counterparty	Forward Foreign Currency Contracts	OTC Swaps	Options Purchased	Total	Forward Foreign Currency Contracts	OTC Swaps	Options Written	Total	Net Derivative Assets (Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount(3)
Bank of America N.A.	$68,907	$—	$—	$68,907	$106,949	$—	$—	$106,949	$(38,042)	$—	$(38,042)
Barclays Bank PLC	141,832	—	—	141,832	82,842	—	—	82,842	58,990	—	58,990
Citibank N.A.	122,870	—	—	122,870	92,154	—	—	92,154	30,716	—	30,716
Goldman Sachs International	31,980	—	—	31,980	2,543	—	—	2,543	29,437	—	29,437
HSBC Bank USA N.A.	23,759	—	—	23,759	2,785	—	—	2,785	20,974	—	20,974
JPMorgan Chase Bank N.A.	305,265	—	—	305,265	219,118	—	—	219,118	86,147	—	86,147
State Street Bank and Trust Co.	229,175	—	—	229,175	102,821	—	—	102,821	126,354	—	126,354
UBS AG	—	—	—	—	49,944	—	—	49,944	(49,944)	—	(49,944)
Westpac Banking Corp.	—	—	—	—	54,540	—	—	54,540	(54,540)	—	(54,540)

Total	$923,788	$—	$—	$923,788	$713,696	$—	$—	$713,696	$210,092	$—	$210,092

(1)	Gross amounts of recognized assets and liabilities not offset in the Statement of Assets and Liabilities.
(2)	For each respective counterparty, collateral pledged or (received) is limited to an amount not to exceed 100% of the derivative asset/liability in the table above.
(3)	Net amount represents the net amount due (to)/from counterparty in the event of a default based on the contractual set-off rights under the agreement.

539

	SA Schroders VCP Global Allocation Portfolio
	Derivative Assets(1)				Derivative Liabilities(1)
Counterparty	Forward Foreign Currency Contracts	OTC Swaps	Options Purchased	Total	Forward Foreign Currency Contracts	OTC Swaps	Options Written	Total	Net Derivative Assets (Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount(3)
Bank of America, N.A.	$262,933	$—	$—	$262,933	$146,862	$—	$—	$146,862	$116,071	$—	$116,071
Barclays Bank PLC	46,349			46,349	17,061			17,061	29,288	—	29,288
Citibank N.A.	57,474	—	—	57,474	—	—	—	—	57,474	—	57,474
Morgan Stanley and Co. International PLC	221,628	—	—	221,628	158,987			158,987	62,641	—	62,641
Goldman Sachs International		—	—	—		—	—	—	—	—	—
UBS AG London	1,310,534	—	—	1,310,534	237,063	—	—	237,063	1,073,471	—	1,073,471

Total	$1,898,918	$—	$—	$1,898,918	$559,973	$—	$—	$559,973	$1,338,945	$—	$1,338,945

(1)	Gross amounts of recognized assets and liabilities not offset in the Statement of Assets and Liabilities.
(2)	For each respective counterparty, collateral pledged or (received) is limited to an amount not to exceed 100% of the derivative asset/liability in the table above.
(3)	Net amount represents the net amount due (to)/from counterparty in the event of a default based on the contractual set-off rights under the agreement.

	SA T. Rowe Price VCP Balanced Portfolio
	Derivative Assets(1)				Derivative Liabilities(1)
Counterparty	Forward Foreign Currency Contracts	OTC Swaps	Options Purchased	Total	Forward Foreign Currency Contracts	OTC Swaps	Options Written	Total	Net Derivative Assets (Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount(3)
Bank of America N.A.	$14	$—	$	$14	$—	$—	$	$—	$14	$—	$14

(1)	Gross amounts of recognized assets and liabilities not offset in the Statement of Assets and Liabilities.
(2)	For each respective counterparty, collateral pledged or (received) is limited to an amount not to exceed 100% of the derivative asset/liability in the table above.
(3)	Net amount represents the net amount due (to)/from counterparty in the event of a default based on the contractual set-off rights under the agreement.

	SA VCP Dynamic Allocation Portfolio
	Derivative Assets(1)				Derivative Liabilities(1)
Counterparty	Forward Foreign Currency Contracts	OTC Swaps	Options Purchased	Total	Forward Foreign Currency Contracts	OTC Swaps	Options Written	Total	Net Derivative Assets (Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount(3)
CitiBank N.A.	$—	$—	$26,115,034	$26,115,034	$—	$—	$—	$—	$26,115,034	$—	$26,115,034
Goldman Sachs International	—	—	26,921,717	26,921,717	—	—	—	—	26,921,717	—	26,921,717
UBS AG	—	—	22,749,770	22,749,770	—	—	—	—	22,749,770	—	22,749,770

Total	$—	$—	$75,786,521	$75,786,521	$—	$—	$—	$—	$75,786,521	$—	$75,786,521

(1)	Gross amounts of recognized assets and liabilities not offset in the Statement of Assets and Liabilities.
(2)	For each respective counterparty, collateral pledged or (received) is limited to an amount not to exceed 100% of the derivative asset/liability in the table above.
(3)	Net amount represents the net amount due (to)/from counterparty in the event of a default based on the contractual set-off rights under the agreement.

	SA VCP Dynamic Strategy Portfolio
	Derivative Assets(1)				Derivative Liabilities(1)
Counterparty	Forward Foreign Currency Contracts	OTC Swaps	Options Purchased	Total	Forward Foreign Currency Contracts	OTC Swaps	Options Written	Total	Net Derivative Assets (Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount(3)
Citibank, N.A.	$—	$—	$13,532,727	$13,532,727	$—	$—	$—	$—	$13,532,727	$—	$13,532,727
Goldman Sachs International	—	—	13,147,815	13,147,815	—	—	—	—	13,147,815	—	13,147,815
UBS AG	—	—	13,546,763	13,546,763	—	—	—	—	13,546,763	—	13,546,763

Total	$—	$—	$40,227,305	$40,227,305	$—	$—	$—	$—	$40,227,305	$—	$40,227,305

(1)	Gross amounts of recognized assets and liabilities not offset in the Statement of Assets and Liabilities.
(2)	For each respective counterparty, collateral pledged or (received) is limited to an amount not to exceed 100% of the derivative asset/liability in the table above.
(3)	Net amount represents the net amount due (to)/from counterparty in the event of a default based on the contractual set-off rights under the agreement.

540

Structured Notes:    A credit linked note (“CLN”) is a type of hybrid instrument in which a special purpose entity issues a structured note (the “Note Issuer”) that is intended to replicate a corporate bond or a portfolio of corporate bonds. The purchaser of the CLN (the “Note Purchaser”) invests a par amount and receives a payment during the term of the CLN that equals a fixed- or floating-rate of interest equivalent to a high-rated funded asset (such as a bank certificate of deposit) plus an additional premium that relates to taking on the credit risk of an identified bond (the “Reference Bond”). Upon maturity of the CLN, the Note Purchaser will receive a payment equal to (i) the original par amount paid to the Note Issuer, if there is neither a designated event of default (an “Event of Default”) with respect to the Reference Bond nor a restructuring of the issuer of the Reference Bond (a “Restructuring Event”) or (ii) the value of the Reference Bond, if an Event of Default or a Restructuring Event has occurred. Depending upon the terms of the CLN, it is also possible that the Note Purchaser may be required to take physical delivery of the Reference Bond in the event of an Event of Default or a Restructuring Event.

Inflation-Indexed Bonds:    Certain Portfolios may purchase inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation. Two structures are common. The U.S. Treasury and certain other issuers use a structure that reflects inflation in the principal value of the bond. Other issuers pay out any inflation related accruals as part of a semiannual coupon. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e., nominal interest rates minus inflation) might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. There can be no assurance, however, that the value of inflation-indexed bonds will be directly correlated to changes in nominal interest rates, and short-term increases in inflation may lead to a decline in their value. Coupon payments received from inflation-indexed bonds are recorded in the Statement of Operations as interest income. In addition, any increase or decrease in the principal amount of an inflation-indexed bond will be recorded in the Statement of Operations as an increase or decrease to interest income, even though principal is not paid until maturity.

Repurchase Agreements:    The Portfolios, along with other affiliated registered investment companies, pursuant to procedures adopted by the Board and applicable guidance from the Securities and Exchange Commission (“SEC”), may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. In a repurchase agreement, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repurchase agreements and joint repurchase agreements, the Trust’s custodian takes possession of the collateral pledged for investments in such repurchase agreements (“repo” or collectively “repos”). The underlying collateral is valued daily on a mark to market basis, plus accrued interest to ensure that the value, at the time the agreement is entered into, is equal to at least 102% of the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, a Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by a Portfolio may be delayed or limited.

Reverse Repurchase Agreements:    Certain Portfolios may enter into reverse repurchase agreements with brokers, dealers, domestic and foreign banks or other financial institutions that have been determined by the Adviser or Subadviser to be creditworthy. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Portfolio. The Portfolio’s investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. A Portfolio will enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is expected to be greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. In order to minimize any risk involved, the Portfolio will segregate cash or other liquid securities in an amount at least equal to its purchase obligations under these agreements (including accrued interest). In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Portfolio’s repurchase obligation, and the Portfolio’s use of proceeds of the agreement may effectively be restricted pending such decision.

Stripped Mortgage-Backed Securities:    Stripped Mortgage-Backed Securities (“SMBS”) are multiple-class mortgage-backed securities. SMBS are often structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. SMBS have greater market volatility than other types of U.S. government securities in which a Portfolio invests. A common type of SMBS has one class receiving some of the interest and all or most of the principal (the “principal only” class) from the mortgage pool, while the other class will receive all or most of the interest (the “interest only” class). The yield to maturity on an interest only class is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments, including principal prepayments, on the underlying pool of mortgage assets, and a rapid rate of principal payment may have a material adverse effect on a Portfolio‘s yield.

541

Mortgage-Backed Dollar Rolls:    Certain Portfolios may enter into dollar rolls using “to be announced” (“TBA”) mortgage-backed securities (“TBA Rolls”). TBA Roll transactions involve the sale of mortgage or other asset backed securities with the commitment to purchase substantially similar securities on a specified future date. The Portfolios’ policy is to record the components of TBA Rolls as purchase/sale transactions. Any difference between the purchase and sale price is recorded as a realized gain or loss on the date the transaction is entered into. TBA Roll transactions involve the risk that the market value of the securities held by a Portfolio may decline below the price of the securities that the Portfolio has sold but is obligated to repurchase under the agreement. In the event that the buyer of securities in a TBA Roll transaction files bankruptcy or becomes insolvent, a Portfolio’s use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio’s obligation to repurchase the securities. Mortgage-Backed Dollar Rolls outstanding at the end of the period, if any, are included in investments purchased/sold on an extended settlement basis in the Statement of Assets and Liabilities.

When-Issued Securities and Forward Commitments:    Certain Portfolios may purchase or sell when-issued securities, including TBA securities that have been authorized, but not yet issued in the market. In addition, a Portfolio may purchase or sell securities on a forward commitment basis. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The Portfolios may engage in when-issued or forward commitment transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a when-issued or forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Securities purchased or sold on a when-issued or forward commitment basis outstanding at the end of the period, if any, are included in investments purchased/sold on an extended settlement basis in the Statement of Assets and Liabilities.

Loans:    Certain Portfolios invests in senior loans which generally consist of direct debt obligations of companies (collectively, “Borrowers”), primarily U.S. companies and their affiliates, undertaken to finance the growth of the Borrower’s business internally and externally, or to finance a capital restructuring. Transactions in senior loans may settle on a delayed basis. Unsettled loans at the end of the period, if any, are included in investments purchased/sold on an extended settlement basis in the Statement of Assets and Liabilities.

Foreign Currency Translation:    The books and records of the Portfolios are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation.

The Portfolios do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at the end of the period. Similarly, the Portfolios do not isolate the effect of changes in foreign exchange rates from the changes in the market prices of portfolio securities sold during the period.

Realized foreign exchange gains and losses on other assets and liabilities and change in unrealized foreign exchange gains and losses on other assets and liabilities located in the Statements of Operations include realized foreign exchange gains and losses from currency gains or losses between the trade and the settlement dates of securities transactions, the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Portfolios’ books and the U.S. dollar equivalent amounts actually received or paid and changes in the unrealized foreign exchange gains and losses relating to the other assets and liabilities arising as a result of changes in the exchange rates.

Securities Transactions, Investment Income, Expenses, Dividends and Distributions to Shareholders:    Security transactions are recorded on a trade date basis. Interest income is accrued daily from settlement date except when collection is not expected. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed after the ex-dividend date. Paydown gains and losses on mortgage and asset-backed securities are recorded as components of interest income on the Statement of Operations. For any fund of fund portfolios including the SA VCP Dynamic Allocation, SA VCP Dynamic Strategy and SA VCP Index Allocation Portfolios, distributions from income from the Underlying Portfolios, if any, are recorded to income on the ex-dividend date. Distributions from net realized capital gains from the underlying Portfolios, if any, are recorded to realized gains on the ex-dividend date.

Realized gains and losses on the sale of investments are calculated on the identified cost basis. Portfolios which earn foreign income and capital gains may be subject to foreign withholding taxes and capital gains taxes at various rates. Under applicable foreign law, a withholding of tax may be imposed on interest, dividends, and capital gains from the sale of foreign securities at various rates. India, Thailand, and certain other countries’ tax regulations require that taxes be paid on capital gains realized by a Portfolio.

For financial statement purposes, the Portfolios amortize all premiums and accrete all discounts on fixed income securities.

Distributions received from Real Estate Investment Trust (“REIT”) investments are recharacterized based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The amount recharacterized as ordinary income is recorded as dividend income and the amount

542

recharacterized as capital gain is recorded as realized gain in the Statement of Operations. The amount recharacterized as return of capital is recorded as a reduction to the cost of investments in the Statement of Assets and Liabilities. These recharacterizations are reflected in the accompanying financial statements.

Net investment income, expenses other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for current capital share activity of the respective class).

Expenses common to all Portfolios, not directly related to individual Portfolios are allocated among the Portfolios based upon relative net assets or other appropriate allocation methods. In all other respects, expenses are charged to each Portfolio as incurred on a specific identification basis. For any fund of fund portfolios including the SA VCP Dynamic Allocation, SA VCP Dynamic Strategy and SA VCP Index Allocation Portfolios, the expenses included in the accompanying financial statements reflect the expenses of any fund of fund portfolios including the SA VCP Dynamic Allocation, SA VCP Dynamic Strategy and SA VCP Index Allocation Portfolios and do not include indirect expenses borne by each Underlying Portfolio in connection with its investment in the Underlying Portfolio.

Dividends from net investment income and capital gain distributions, if any, are paid annually. The Portfolios record dividends and distributions to their shareholders on the ex-dividend date.

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts at fiscal year end based on their federal tax-basis treatment; temporary differences do not require reclassification. Net assets are not affected by these reclassifications.

Each Portfolio is considered a separate entity for tax purposes and intends to comply with the requirements of the Internal Revenue Code, as amended, applicable to regulated investment companies and distribute all of its taxable income, including any net capital gains on investments, to its shareholders. Each Portfolio also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. Therefore, no federal income tax or excise tax provision is required.

The Portfolios recognize the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities. Management has analyzed each Portfolio’s tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2015 — 2017 or expected to be taken in each Portfolio’s 2018 tax return. The Portfolios are not aware of any tax provisions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Portfolios file U.S. federal and certain state income tax returns. With few exceptions, the Portfolios are no longer subject to U.S. federal and state tax examinations by tax authorities for tax returns ending before 2015.

Organization and Offering Costs:    Organization costs incurred in connection with the commencement of the SA Emerging Markets Equity Index, SA Fixed Income Intermediate Index, SA Global Index Allocation 60/40, SA Global Index Allocation 75/25, SA Global Index Allocation 90/10, SA Goldman Sachs Multi-Asset Insights, SA Large Cap Growth Index, SA Large Cap Value Index, SA Legg Mason Tactical Opportunities, SA T. Rowe Price Asset Allocation Growth and SA VCP Index Allocation Portfolios are expensed in the current period, while offering costs are reflected as “Deferred offering costs” in the Statement of Assets and Liabilities of the Portfolio, and amortized over 12-month period.

New Accounting Pronouncements:    In August 2018, the SEC adopted amendments to certain financial statement disclosure requirements of Regulation S-X to conform them to GAAP for investment companies. The final rule became effective on November 5, 2018. All required changes have been made in accordance with Regulation S-X.

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13 “Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement”. The ASU eliminates, modifies, and adds disclosure requirements for fair value measurements and is for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The ASU allows for early adoption of either the entire standard or only the provisions that eliminate or modify the requirements. Management has elected to early adopt the provisions that eliminate disclosure requirements and is still evaluating the impact of applying the rest of the ASU.

543

Note 3.  Federal Income Taxes

The following details the tax basis of distributions as well as the components of distributable earnings. The tax basis components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences primarily arising from wash sales, post October capital losses, investments in passive foreign investment companies, straddle loss deferrals, foreign taxes payable, contingent payment debt securities, inflation securities, late year ordinary losses, investments in partnerships, treatment of defaulted securities and derivative transactions.

	Distributable Earnings			Tax Distributions
	For the year ended January 31, 2019
Portfolio	Ordinary Income	Long-term Gains/Capital Loss Carryover	Unrealized Appreciation (Depreciation)*	Ordinary Income	Long-Term Capital Gains	Return of Capital
SA AB Growth	$5,311,384	$83,060,304 †	$156,105,235	$5,532,552	$60,993,444	$—
SA AB Small & Mid Cap Value	212,853	7,547,056	16,812,121	6,892,040	118,007,396	—
SA BlackRock VCP Global Multi Asset	1,486,557	(3,113,979)	1,068,786	53,041,591	8,845,593	—
SA Columbia Technology	814,552	7,762,676	10,693,270	2,101,966	7,990,781	—
SA DFA Ultra Short Bond	6,323,154	(6,781,894)	(161,032)	4,014,262	—	—
SA Dogs of Wall Street	20,870,253	9,653,072	27,962,484	20,287,832	28,983,548	—
SA Emerging Markets Equity Index	—	(2,194,893)	(3,468,956)	1,037,609	—	69,771
SA Federated Corporate Bond	61,463,354	(2,305,306)	(11,749,789)	62,397,083	11,757,155	—
SA Fidelity Institutional AMSM Real Estate	5,326,162	630,815	10,960,017	6,776,599	17,991,338	—
SA Fixed Income Index	842,870	(400,476)	(1,783,048)	13,734,932	—	—
SA Fixed Income Intermediate Index	484,435	(1,005,185)	(2,440,422)	6,413,691	—	—
SA Franklin Small Company Value	2,479,565	47,170,677	9,400,196	7,082,884	43,349,066	—
SA Global Index Allocation 60/40	1,305	88,088	(614,607)	392,840	—	—
SA Global Index Allocation 75/25	938	143,915	(990,595)	497,079	—	—
SA Global Index Allocation 90/10	4,554	603,323	(4,333,104)	1,732,142	—	—
SA Goldman Sachs Global Bond	—	(22,735,702)	5,671,999	16,150,020	—	—
SA Goldman Sachs Multi-Asset Insights	115,634	(481,606)	40,241	329,945	68,867	—
SA Index Allocation 60/40	265	830,855	(2,578,870)	2,424,484	308,686	—
SA Index Allocation 80/20	679	2,090,659	(6,032,616)	5,000,602	689,851	—
SA Index Allocation 90/10	8,406	6,198,008	(20,130,912)	13,746,345	2,364,170	—
SA International Index	408,402	(2,792,927)	22,521	9,119,131	198,968	—
SA Invesco Growth Opportunities	—	40,641,006	32,411,054	4,936,261	28,241,239	—
SA Invesco VCP Equity-Income	1,710,753	6,926	64,689,032	38,752,020	41,424,384	—
SA Janus Focused Growth	65,282	21,109,952	73,806,569	4,377,064	23,123,428	—
SA JPMorgan Diversified Balanced	5,219,456	14,644,048	(4,701,443)	7,278,499	12,903,431	—
SA JPMorgan Emerging Markets	5,703,709	(49,362,178)	29,057,261	5,636,119	—	—
SA JPMorgan Equity-Income	24,257,433	74,116,740	192,278,394	22,069,348	66,475,271	—
SA JPMorgan Global Equities	7,566,148	29,545,540	39,749,644	23,350,903	52,165,581	—
SA JPMorgan MFS Core Bond	49,650,502	(36,694,369)	(28,928,425)	44,289,290	—	—
SA JPMorgan Mid-Cap Growth	—	34,128,113	52,072,556	9,929,659	36,093,378	—
SA Large Cap Growth Index	103,322	54,022	13,293,224	2,523,202	—	—
SA Large Cap Index	1,087,341	4,439,638	557,362,928	87,199,593	36,990,760	—
SA Large Cap Value Index	159,569	100,848	1,170,475	5,113,093	22,753	—
SA Legg Mason BW Large Cap Value	24,912,179	117,599,457	150,032,396	28,061,881	113,559,246	—
SA Legg Mason Tactical Opportunities	—	(11,961)	(302,598)	397,937	28,091	54,378
SA MFS Blue Chip Growth	4,994,812	71,621,137	73,438,597	7,034,793	47,344,250	—
SA MFS Massachusetts Investors Trust	7,055,556	113,937,593	236,791,559	8,327,065	89,620,148	—
SA MFS Total Return	9,944,438	15,071,983	56,443,120	11,254,358	27,343,387	—
SA Mid Cap Index	—	504,752	(2,108,535)	3,815,118	5,244,887	—
SA Morgan Stanley International Equities	10,112,225	17,364,136	(12,087,334)	5,898,007	11,751,803	—
SA Oppenheimer Main Street Large Cap	6,459,055	43,907,542	27,352,308	8,137,883	21,778,251	—
SA PIMCO VCP Tactical Balanced	—	(35,638,760)	(15,587,033)	121,727,955	96,497,216	—
SA PineBridge High-Yield Bond	19,789,315	(18,934,072)	(15,267,289)	22,487,819	—	—
SA Putnam International Growth and Income	5,452,468	10,777,776	(3,758,435)	8,153,059	—	—
SA Schroders VCP Global Allocation	2,556,537	(7,134,689)	(6,742,052)	40,112,023	17,790,729	—
SA Small Cap Index	—	—	(3,933,655)	4,031,272	5,851,189	—
SA T.Rowe Price Asset Allocation Growth	66,955	1,323	(781,904)	1,120,727	21,968	—
SA T.Rowe Price VCP Balanced	—	—	58,578,062	86,620,764	37,590,603	2,978,787
SA Templeton Foreign Value	—	—	21,205,331	37,418,669	17,986,473	373,570

544

	Distributable Earnings			Tax Distributions
	For the year ended January 31, 2019
Portfolio	Ordinary Income	Long-term Gains/Capital Loss Carryover	Unrealized Appreciation (Depreciation)*	Ordinary Income	Long-Term Capital Gains	Return of Capital
SA VCP Dynamic Allocation	$240,657,606	$201,446,624	$(133,642,004)	$936,588,038	$807,259,884	$—
SA VCP Dynamic Strategy	128,365,023	68,554,793	(68,049,475)	409,115,295	392,568,325	—
SA VCP Index Allocation	46,433	(2,876,788)	(9,921,275)	5,569,706	332,327	—
SA WellsCap Aggressive Growth	—	7,884,037	18,105,569	2,316,807	14,265,926	—

*	Unrealized appreciation (depreciation) includes amounts for derivatives and other assets and liabilities denominated in foreign currency.
†	Includes $10,320,272 of capital loss carryforward that was subject to limitations on their use pursuant to applicable U.S. Federal Income Tax Laws. The capital loss carryforward amount is available to offset against future gains recognized by the Fund.

	Tax Distributions
	For the year ended January 31, 2018
	Ordinary Income	Long-Term Capital Gains
SA AB Growth	$158,638	$40,834,294
SA AB Small & Mid Cap Value	6,052,794	50,524,361
SA BlackRock VCP Global Multi Asset	2,428,508	—
SA Columbia Technology	349,271	8,553,514
SA DFA Ultra Short Bond	765,858	—
SA Dogs of Wall Street	25,641,684	12,208,702
SA Emerging Markets Equity Index	—	—
SA Federated Corporate Bond	73,297,935	4,711,450
SA Fidelity Institutional AMSM Real Estate	20,063,728	33,736,036
SA Fixed Income Index	—	—
SA Fixed Income Intermediate Index	—	—
SA Frankin Small Company Value	2,691,144	43,015,672
SA Global Index Allocation 60/40	—	—
SA Global Index Allocation 75/25	—	—
SA Global Index Allocation 90/10	—	—
SA Goldman Sachs Global Bond	12,423,778	—
SA Goldman Sachs Multi-Asset Insights	39,018	20,589
SA Index Allocation 60/40	322,845	65,335
SA Index Allocation 80/20	854,720	204,900
SA Index Allocation 90/10	2,448,835	571,500
SA International Index	8,141,588	—
SA Invesco Growth Opportunities	—	9,671,009
SA Invesco VCP Equity-Income	12,212,900	—
SA Janus Focused Growth	—	24,395,085
SA JPMorgan Diversified Balanced	5,229,939	10,333,883
SA JPMorgan Emerging Markets	5,927,642	—
SA JPMorgan Equity-Income	24,386,264	55,419,843
SA JPMorgan Global Equities	9,600,324	—
SA JPMorgan MFS Core Bond	43,690,378	—
SA JPMorgan Mid-Cap Growth	—	20,365,675
SA Large Cap Growth Index	—	—
SA Large Cap Index	34,261,878	16,967,255
SA Large Cap Value Index	—	—
SA Legg Mason BW Large Cap Value	24,752,198	50,983,861
SA Legg Mason Tactical Opportunities	40,324	—
SA MFS Blue Chip Growth	3,730,195	12,274,480
SA MFS Massachusetts Investors Trust	10,812,344	29,185,577
SA MFS Total Return	13,953,559	27,741,058
SA Mid Cap Index	2,454,493	57,464
SA Morgan Stanley International Equities	5,710,779	—
SA Oppenheimer Main Street Large Cap	6,130,459	9,043,139
SA PIMCO VCP Tactical Balanced	32,010,509	31,391,156
SA PineBridge High-Yield Bond	33,138,023	—
SA Putnam International Growth and Income	4,687,079	—
SA Schroders VCP Global Allocation	3,590,578	2,598,037
SA Small Cap Index	2,002,094	24,359
SA T. Rowe Price Asset Allocation Growth	41,569	—
SA T. Rowe Price VCP Balanced	3,563,580	293,916

545

	Tax Distributions
	For the year ended January 31, 2018
	Ordinary Income	Long-Term Capital Gains
SA Templeton Foreign Value	$26,440,682	$—
SA VCP Dynamic Allocation	235,374,611	145,946,550
SA VCP Dynamic Strategy	91,729,355	107,669,036
SA VCP Index Allocation	56,198	12,182
SAWellsCap Aggressive Growth	—	—

As of January 31, 2019, for Federal income tax purposes, the Portfolios indicated below have capital loss carryforwards, which expire in the year indicated, which are available to offset future capital gains, if any:

Portfolio	Unlimited
	ST	LT
SA AB Growth	$—	$10,320,272
SA AB Small & Mid Cap Value	—	—
SA BlackRock VCP Global Multi Asset	—	3,113,979
SA Columbia Technology	—	—
SA DFA Ultra Short Bond	939,571	5,842,323
SA Dogs of Wall Street	—	—
SA Emerging Markets Equity Index	904,792	1,290,101
SA Federated Corporate Bond	188,643	2,116,663
SA Fidelity Institutional AMSM Real Estate	—	—
SA Fixed Income Index	185,363	215,113
SA Fixed Income Intermediate Index	471,009	534,176
SA Franklin Small Company Value	—	—
SA Global Index Allocation 60/40	—	—
SA Global Index Allocation 75/25	—	—
SA Global Index Allocation 90/10	—	—
SA Goldman Sachs Global Bond	10,670,657	12,065,045
SA Goldman Sachs Multi-Asset Insights	122,355	359,251
SA Index Allocation 60/40	—	—
SA Index Allocation 80/20	—	—
SA Index Allocation 90/10	—	—
SA International Index	1,159,038	1,633,889
SA Invesco Growth Opportunities	—	—
SA Invesco VCP Equity-Income	—	—
SA Janus Focused Growth	—	—
SA JPMorgan Diversified Balanced	—	—
SA JPMorgan Emerging Markets	49,362,178	—
SA JPMorgan Equity-Income	—	—
SA JPMorgan Global Equities	—	—
SA JPMorgan MFS Core Bond	14,547,086	22,147,283
SA JPMorgan Mid-Cap Growth	—	—
SA Large Cap Growth Index	—	—
SA Large Cap Index	—	—
SA Large Cap Value Index	—	—
SA Legg Mason BW Large Cap Value	—	—
SA Legg Mason Tactical Opportunities	—	11,961
SA MFS Blue Chip Growth	—	—
SA MFS Massachusetts Investors Trust	—	—
SA MFS Total Return	—	—
SA Mid Cap Index	—	—
SA Morgan Stanley International Equities	—	—
SA Oppenheimer Main Street Large Cap	—	—
SA PIMCO VCP Tactical Balanced	10,863,788	24,774,972
SA PineBridge High-Yield Bond	1,338,489	17,595,583
SA Putnam International Growth and Income	—	—
SA Schroders VCP Global Allocation	7,134,689	—
SA Small Cap Index	—	—
SA T.Rowe Price Asset Allocation Growth	—	—
SA T.Rowe Price VCP Balanced	—	—

546

Portfolio	Unlimited
	ST	LT
SA Templeton Foreign Value	$—	$—
SA VCP Dynamic Allocation	—	—
SA VCP Dynamic Strategy	—	—
SA VCP Index Allocation	1,038,377	1,838,411
SA WellsCap Aggressive Growth	—	—

The Portfolio’s indicated below, utilized capital loss carryforwards, which offset net realized taxable gains and had expired capital loss carryforwards in the year ended January 31, 2019.

Portfolio	Capital Loss Carryforward Utilized
SA AB Growth	$39,443,188
SA AB Small & Mid Cap Value	—
SA BlackRock VCP Global Multi Asset	—
SA Columbia Technology	—
SA DFA Ultra Short Bond	—
SA Dogs of Wall Street	—
SA Emerging Markets Equity Index	—
SA Federated Corporate Bond	—
SA Fidelity Institutional AMSM Real Estate	—
SA Fixed Income Index	9,403
SA Fixed Income Intermediate Index	—
SA Franklin Small Company Value	—
SA Global Index Allocation 60/40	—
SA Global Index Allocation 75/25	—
SA Global Index Allocation 90/10	—
SA Goldman Sachs Global Bond	—
SA Goldman Sachs Multi-Asset Insights	—
SA Index Allocation 60/40	—
SA Index Allocation 80/20	—
SA Index Allocation 90/10	—
SA International Index	—
SA Invesco Growth Opportunities	—
SA Invesco VCP Equity-Income	—
SA Janus Focused Growth	—
SA JPMorgan Diversified Balanced	—
SA JPMorgan Emerging Markets	24,132,415
SA JPMorgan Equity-Income	—
SA JPMorgan Global Equities	—
SA JPMorgan MFS Core Bond	209,818
SA JPMorgan Mid-Cap Growth	—
SA Large Cap Growth Index	—
SA Large Cap Index	—
SA Large Cap Value Index	—
SA Legg Mason BW Large Cap Value	—
SA Legg Mason Tactical Opportunities	—
SA MFS Blue Chip Growth	—
SA MFS Massachusetts Investors Trust	—
SA MFS Total Return	—
SA Mid Cap Index	—
SA Morgan Stanley International Equities	—
SA Oppenheimer Main Street Large Cap	—
SA PIMCO VCP Tactical Balanced	—
SA PineBridge High-Yield Bond	—
SA Putnam International Growth and Income	—
SA Schroders VCP Global Allocation	—
SA Small Cap Index	—
SA T.Rowe Price Asset Allocation Growth	—
SA T.Rowe Price VCP Balanced	—
SA Templeton Foreign Value	20,992,064

547

Portfolio	Capital Loss Carryforward Utilized
SA VCP Dynamic Allocation	$—
SA VCP Dynamic Strategy	—
SA VCP Index Allocation	—
SA WellsCap Aggressive Growth	—

Under the current law, capital losses realized after October 31 and specified ordinary losses may be deferred and treated as occurring on the first day of the following year. For the fiscal year ended January 31, 2019, the Portfolios elected to defer late year ordinary losses and post October capital losses as follows:

Portfolio	Deferred Late Year Ordinary Loss	Deferred Post-October Short-Term Capital Loss	Deferred Post-October Long-Term Capital Loss
SA AB Growth	$—	$—	$—
SA AB Small & Mid Cap Value	36,758	1,067,502	—
SA BlackRock VCP Global Multi Asset	—	11,086,109	(2,509,317)
SA Columbia Technology	—	—	—
SA DFA Ultra Short Bond	—	—	—
SA Dogs of Wall Street	—	—	—
SA Emerging Markets Equity Index	—	—	—
SA Federated Corporate Bond	—	—	—
SA Fidelity Institutional AMSM Real Estate	—	—	—
SA Fixed Income Index	—	204,910	208,479
SA Fixed Income Intermediate Index	—	—	53,710
SA Franklin Small Company Value	—	—	—
SA Global Index Allocation 60/40	5,263	—	—
SA Global Index Allocation 75/25	6,805	—	—
SA Global Index Allocation 90/10	24,957	—	—
SA Goldman Sachs Global Bond	—	—	—
SA Goldman Sachs Multi-Asset Insights	—	377,137	(213,522)
SA Index Allocation 60/40	28,419	—	—
SA Index Allocation 80/20	57,446	—	—
SA Index Allocation 90/10	140,147	—	—
SA International Index	—	—	—
SA Invesco Growth Opportunities	349,477	—	—
SA Invesco VCP Equity-Income	633,734	3,927,008	704,138
SA Janus Focused Growth	—	—	—
SA JPMorgan Diversified Balanced	—	—	—
SA JPMorgan Emerging Markets	—	—	—
SA JPMorgan Equity-Income	—	—	—
SA JPMorgan Global Equities	—	—	—
SA JPMorgan MFS Core Bond	—	—	—
SA JPMorgan Mid-Cap Growth	259,958	—	—
SA Large Cap Growth Index	—	9,807,976	(3,377)
SA Large Cap Index	—	171,915	—
SA Large Cap Value Index	—	1,564,598	(13,595)
SA Legg Mason BW Large Cap Value	—	—	—
SA Legg Mason Tactical Opportunities	—	34,542	(34,150)
SA MFS Blue Chip Growth	—	—	—
SA MFS Massachusetts Investors Trust	—	—	—
SA MFS Total Return	—	—	—
SA Mid Cap Index	—	—	—
SA Morgan Stanley International Equities	—	—	—
SA Oppenheimer Main Street Large Cap	—	—	—
SA PIMCO VCP Tactical Balanced	8,176,890	4,165,341	15,083,863
SA PineBridge High-Yield Bond	—	—	—
SA Putnam International Growth and Income	—	—	—
SA Schroders VCP Global Allocation	—	6,964,997	3,160,852
SA Small Cap Index	—	101,324	186,320
SA T.Rowe Price Asset Allocation Growth	424	220,993	26,304
SA T.Rowe Price VCP Balanced	—	2,074,921	8,866,095

548

Portfolio	Deferred Late Year Ordinary Loss	Deferred Post- October Short-Term Capital Loss	Deferred Post- October Long-Term Capital Loss
SA Templeton Foreign Value	$—	$70,453	$1,831,570
SA VCP Dynamic Allocation	359,854	—	—
SA VCP Dynamic Strategy	203,451	—	—
SA VCP Index Allocation	22,219	1,290,737	(120,594)
SA WellsCap Aggressive Growth	66,758	—	—

For the year ended January 31, 2019, the reclassifications arising from book/tax differences resulted in increases (decreases) that were primarily due to net investment losses, treatment of foreign currency, derivative transactions, investments in partnerships, investments in passive foreign investment companies, paydown losses, investments in regulated investment companies, dividend redesignations, non-deductible expenses, investments in real estate investment trusts and expiration of capital loss carryforwards, to the components of net assets as follows:

Portfolio	Accumulated Undistributed Net Investment Income (Loss)	Accumulated Undistributed Net Realized Gain (Loss)	Paid-in Capital
SA AB Growth	$316,957	$(50,374,255)	$50,057,298
SA AB Small & Mid Cap Value	312,139	(312,139)	—
SA BlackRock VCP Global Multi Asset	188,241	(188,241)	—
SA Columbia Technology	170,711	(170,711)	—
SA DFA Ultra Short Bond	—	—	—
SA Dogs of Wall Street	—	—	—
SA Emerging Markets Equity Index	(61,571)	61,679	(108)
SA Federated Corporate Bond	—	—	—
SA Fidelity Institutional AMSM Real Estate	87,425	(87,425)	—
SA Fixed Income Index	—	—	—
SA Fixed Income Intermediate Index	—	—	—
SA Franklin Small Company Value	(3,593)	3,593	—
SA Global Index Allocation 60/40	49,809	(48,022)	(1,787)
SA Global Index Allocation 75/25	77,463	(75,897)	(1,566)
SA Global Index Allocation 90/10	333,085	(326,039)	(7,046)
SA Goldman Sachs Global Bond	5,510,714	1,081,261	(6,591,975)
SA Goldman Sachs Multi-Asset Insights	201,230	(200,755)	(475)
SA Index Allocation 60/40	413,150	(413,150)	—
SA Index Allocation 80/20	1,075,948	(1,075,948)	—
SA Index Allocation 90/10	3,237,008	(3,237,008)	—
SA International Index	(22,754)	22,754	—
SA Invesco Growth Opportunities	1,149,532	—	(1,149,532)
SA Invesco VCP Equity-Income	7,158,691	(7,070,933)	(87,758)
SA Janus Focused Growth	803	(803)	—
SA JPMorgan Diversified Balanced	292,507	(292,507)	—
SA JPMorgan Emerging Markets	(373,299)	373,299	—
SA JPMorgan Equity-Income	—	—	—
SA JPMorgan Global Equities	862,563	(862,563)	—
SA JPMorgan MFS Core Bond	2,731,727	(2,731,727)	—
SA JPMorgan Mid-Cap Growth	966,757	50,444	(1,017,201)
SA Large Cap Growth Index	(226)	329	(103)
SA Large Cap Index	229,304	(229,304)	—
SA Large Cap Value Index	59,863	(59,739)	(124)
SA Legg Mason BW Large Cap Value	115	(115)	—
SA Legg Mason Tactical Opportunities	(13,585)	13,585	—
SA MFS Blue Chip Growth	—	—	—
SA MFS Massachusetts Investors Trust	(1,633,421)	1,633,421	—
SA MFS Total Return	644,153	(642,806)	(1,347)
SA Mid Cap Index	101,112	(101,112)	—
SA Morgan Stanley International Equities	(1,254,811)	1,254,811	—
SA Oppenheimer Main Street Large Cap	(737,547)	737,547	—
SA PIMCO VCP Tactical Balanced	(10,636,113)	21,554,788	(10,918,675)
SA PineBridge High-Yield Bond	—	—	—
SA Putnam International Growth and Income	(120,393)	120,393	—
SA Schroders VCP Global Allocation	(6,717,393)	6,256,172	461,221

549

Portfolio	Accumulated Undistributed Net Investment Income (Loss)	Accumulated Undistributed Net Realized Gain (Loss)	Paid-in Capital
SA Small Cap Index	$317,585	$(219,525)	$(98,060)
SA T.Rowe Price Asset Allocation Growth	(856)	856	—
SA T.Rowe Price VCP Balanced	574,959	(574,959)	—
SA Templeton Foreign Value	1,231,121	(1,231,121)	—
SA VCP Dynamic Allocation	80,208,404	(80,208,404)	—
SA VCP Dynamic Strategy	44,706,153	(44,706,153)	—
SA VCP Index Allocation	1,071,076	(1,070,879)	(197)
SA WellsCap Aggressive Growth	566,890	(373,815)	(193,075)

The amounts of aggregate unrealized gain (loss) and the cost of investment securities for Federal tax purposes, including short-term securities and repurchase agreements, were as follows:

	Aggregate Unrealized Gain	Aggregate Unrealized Loss	Net Unrealized Gain/(Loss)	Cost of Investments
SA AB Growth	$171,510,208	$(15,405,007)	$156,105,201	$1,271,270,353
SA AB Small & Mid Cap Value	58,143,684	(41,331,563)	16,812,121	503,326,221
SA BlackRock VCP Global Multi Asset	16,027,455	(14,973,728)	1,053,727	585,968,791
SA Columbia Technology	13,864,786	(3,171,516)	10,693,270	58,467,040
SA DFA Ultra Short Bond	405,728	(566,761)	(161,033)	410,857,687
SA Dogs of Wall Street	36,782,226	(8,819,742)	27,962,484	318,970,103
SA Emerging Markets Equity Index	3,833,153	(7,319,449)	(3,486,296)	82,434,282
SA Federated Corporate Bond	27,447,433	(39,197,222)	(11,749,789)	1,432,754,028
SA Fidelity Institutional AMSM Real Estate	22,677,980	(11,717,963)	10,960,017	256,992,955
SA Fixed Income Index	2,586,379	(4,369,427)	(1,783,048)	423,719,632
SA Fixed Income Intermediate Index	957,896	(3,398,318)	(2,440,422)	286,668,598
SA Frankin Small Company Value	26,447,584	(17,048,068)	9,399,516	315,062,413
SA Global Index Allocation 60/40	19,859	(634,466)	(614,607)	16,994,158
SA Global Index Allocation 75/25	35,586	(1,026,181)	(990,595)	22,222,435
SA Global Index Allocation 90/10	76,622	(4,409,727)	(4,333,105)	78,224,426
SA Goldman Sachs Global Bond	11,448,383	(5,788,521)	5,659,862	385,461,484
SA Goldman Sachs Multi-Asset Insights	548,989	(509,435)	39,554	21,548,347
SA Index Allocation 60/40	25,252	(2,604,122)	(2,578,870)	84,772,012
SA Index Allocation 80/20	29,897	(6,062,513)	(6,032,616)	173,897,785
SA Index Allocation 90/10	23,936	(20,154,848)	(20,130,912)	479,647,141
SA International Index	28,611,679	(28,603,764)	7,915	403,537,830
SA Invesco Growth Opportunities	49,366,851	(16,955,797)	32,411,054	257,829,152
SA Invesco VCP Equity-Income	127,501,901	(62,808,389)	64,693,512	1,324,890,122
SA Janus Focused Growth	84,662,407	(10,855,838)	73,806,569	305,949,691
SA JPMorgan Diversified Balanced	7,022,852	(11,725,620)	(4,702,768)	258,097,876
SA JPMorgan Emerging Markets	43,601,618	(14,350,554)	29,251,064	224,353,573
SA JPMorgan Equity-Income	210,805,541	(18,527,147)	192,278,394	835,746,246
SA JPMorgan Global Equities	60,292,756	(20,538,448)	39,754,308	424,693,248
SA JPMorgan MFS Core Bond	9,491,230	(38,419,655)	(28,928,425)	1,812,539,982
SA JPMorgan Mid-Cap Growth	65,138,920	(13,066,364)	52,072,556	320,558,297
SA Large Cap Growth Index	17,856,692	(4,563,474)	13,293,218	233,721,108
SA Large Cap Index	643,601,715	(86,238,787)	557,362,928	1,519,592,840
SA Large Cap Value Index	13,814,830	(12,644,355)	1,170,475	234,816,304
SA Legg Mason BW Large Cap Value	191,717,589	(41,684,833)	150,032,756	1,206,500,615
SA Legg Mason Tactical Opportunities	1,042,454	(1,345,289)	(302,835)	34,929,032
SA MFS Blue Chip Growth	97,256,859	(23,818,262)	73,438,597	609,008,525
SA MFS Massachusetts Investors Trust	271,057,470	(34,265,911)	236,791,559	751,519,548
SA MFS Total Return	69,321,320	(12,877,877)	56,443,443	427,244,464
SA Mid Cap Index	15,509,834	(17,618,367)	(2,108,533)	281,557,411
SA Morgan Stanley International Equities	39,784,233	(51,876,514)	(12,092,281)	463,613,748
SA Oppenheimer Main Street Large Cap	47,188,595	(19,836,287)	27,352,308	375,214,904
SA PIMCO VCP Tactical Balanced	7,377,995	(22,980,153)	(15,602,158)	1,785,081,167
SA PineBridge High-Yield Bond	2,979,182	(18,246,471)	(15,267,289)	342,504,886
SA Putnam International Growth and Income	26,513,782	(30,272,334)	(3,758,552)	247,740,960
SA Schroders VCP Global Allocation	11,373,460	(18,097,885)	(6,724,425)	565,695,739

550

	Aggregate Unrealized Gain	Aggregate Unrealized Loss	Net Unrealized Gain/(Loss)	Cost of Investments
SA Small Cap Index	$19,812,051	$(23,745,706)	$(3,933,655)	$231,831,091
SA T. Rowe Price Asset Allocation Growth	3,948,786	(4,730,547)	(781,761)	120,627,091
SA T. Rowe Price VCP Balanced	107,065,142	(48,463,775)	58,601,367	1,326,691,266
SA Templeton Foreign Value	78,535,341	(56,919,966)	21,615,375	748,141,594
SA VCP Dynamic Allocation	319,372,601	(453,014,606)	(133,642,005)	11,522,478,509
SA VCP Dynamic Strategy	153,878,640	(221,928,105)	(68,049,465)	6,083,934,902
SA VCP Index Allocation	813,943	(10,735,218)	(9,921,275)	236,723,561
SA WellsCap Aggressive Growth	23,817,396	(5,711,827)	18,105,569	95,818,754

On December 22, 2017, the Tax Cuts and Jobs Act (the “Act”) was signed into law. Certain provisions of the Act were effective upon enactment with the remainder becoming effective for tax years beginning after December 31, 2017. All required changes have been made in accordance with the Act.

Note 4.  Investment Advisory and Management Agreement, and Service Plan (12b-1 Plan)

The Trust, on behalf of each Portfolio, has entered into an Investment Advisory and Management Agreement, as amended, (the “Agreement”) with SAAMCo to handle the Trust’s day-to-day affairs. It is the responsibility of the Adviser and, for certain Portfolios pursuant to Subadvisory Agreements, the subadvisers, to make investment decisions for the Portfolios and to place the purchase and sale orders for the portfolio transactions. Such orders may be directed to any broker including, in the manner and to the extent permitted by applicable law, affiliates of the Adviser or subadviser. The Agreement provides that SAAMCo shall administer the Trust’s business affairs; furnish offices, necessary facilities and equipment; provide clerical, bookkeeping and administrative services; and permit any of its officers or employees to serve, without compensation, as trustees or officers of the Trust, if duly elected to such positions. There are no subadvisers for the SA Dogs of Wall Street, SA Emerging Markets Equity Index, SA Fixed Income Index, SA Fixed Income Intermediate Index, SA Global Index Allocation 60/40, SA Global Index Allocation 75/25, SA Global Index Allocation 90/10, SA Index Allocation 60/40, SA Index Allocation 80/20, SA Index Allocation 90/10, SA Large Cap Growth Index, SA Large Cap Index, SA Large Cap Value Index, SA Mid Cap Index, SA International Index and SA Small Cap Index Portfolios, therefore, SAAMCo performs all investment advisory services for these Portfolios. The term “Assets,” as used in the following tables, means the average daily net assets of the Portfolios.

The Trust pays SAAMCo a monthly fee calculated daily at the following annual percentages of each Portfolio’s Assets:

Portfolio	Assets	Management Fees
SA AB Growth	$0-$50 million	0.700%
	> $50 million	0.650%
	> $150 million	0.600%
SA AB Small & Mid Cap Value	$0-$250 million	0.950%
	> $250 million	0.900%
SA BlackRock VCP Global Multi Asset	$0-$500 million	0.860%
	> $500 million	0.840%
	> $3 billion	0.790%
SA Columbia Technology(2)	$0-$250 million	1.000%
	> $250 million	0.950%
	> $500 million	0.900%
SA DFA Ultra Short Bond	$0-$100 million	0.475%
	> $100 million	0.450%
	> $500 million	0.425%
	> $1 billion	0.400%
SA Dogs of Wall Street	> $0	0.600%
SA Emerging Markets Equity Index	> $0	0.450%
SA Federated Corporate Bond	$0-$50 million	0.700%
	> $50 million	0.600%
	> $150 million	0.550%
	> $250 million	0.500%
SA Fidelity Institutional AMSM Real Estate	$0-$100 million	0.800%
	> $100 million	0.750%
	> $500 million	0.700%

Portfolio	Assets	Management Fees
SA Fixed Income Index	> $0	0.300%
SA Fixed Income Intermediate Index	> $0	0.300%
SA Franklin Small Company Value(11)	$0-$200 million	1.000%
	> $200 million	0.920%
	> $500 million	0.900%
SA Global Index Allocation 60/40	> $0	0.100%
SA Global Index Allocation 75/25	> $0	0.100%
SA Global Index Allocation 90/10	> $0	0.100%
SA Goldman Sachs Global Bond	$0-$50 million	0.750%
	> $50 million	0.650%
	> $150 million	0.600%
	> $250 million	0.550%
SA Goldman Sachs Multi-Asset Insights	$0-$500 million	0.700%
	> $500 million	0.675%
	> $1 billion	0.665%
SA Index Allocation 60/40	> $0	0.100%
SA Index Allocation 80/20	> $0	0.100%
SA Index Allocation 90/10	> $0	0.100%
SA International Index	> $0	0.400%
SA Invesco Growth Opportunities	$0-$250 million	0.750%
	> $250 million	0.700%
	> $500 million	0.650%

551

Portfolio	Assets	Management Fees
SA Invesco VCP Equity-Income(9)	$0-$250 million	0.925%
	> $250 million	0.900%
	> $500 million	0.875%
	> $750 million	0.800%
SA Janus Focused Growth(7)	> $0	0.850%
SA JPMorgan Diversified Balanced(10)(12)	$0-$50 million	0.700%
	> $50 million	0.650%
	> $150 million	0.600%
	> $300 million	0.550%
	> $500 million	0.500%
SA JPMorgan Emerging Markets(3)(10)	$0-$100 million	1.150%
	> $100 million	1.100%
	> $200 million	1.050%
SA JPMorgan Equity-Income(10)	$0-$50 million	0.700%
	> $50 million	0.650%
	> $150 million	0.600%
	> $300 million	0.550%
	> $500 million	0.500%
SA JPMorgan Global Equities(10)	$0-$50 million	0.900%
	> $50 million	0.800%
	> $150 million	0.700%
	> $300 million	0.650%
SA JPMorgan MFS Core Bond(4)(10)	> $0	0.600%
SA JPMorgan Mid-Cap Growth(10)	$0-$100 million	0.800%
	> $100 million	0.750%
SA Large Cap Growth Index	> $0	0.300%
SA Large Cap Index(5)	> $0	0.400%
SA Large Cap Value Index	> $0	0.300%
SA Legg Mason BW Large Cap Value(6)	$0-$100 million	0.800%
	> $100 million	0.750%
	> $500 million	0.700%
SA Legg Mason Tactical Opportunities	$0-$500 million	0.700%
	> $500 million	0.675%
	> $1 billion	0.650%
	> $2 billion	0.625%
SA MFS Blue Chip Growth	$0-$250 million	0.700%
	> $250 million	0.650%
	> $500 million	0.600%
SA MFS Massachusetts Investors Trust	$0-$600 million	0.700%
	> $600 million	0.650%
	> $1.5 billion	0.600%
SA MFS Total Return	$0-$50 million	0.700%
	> $50 million	0.650%
	> $500 million	0.625%
	> $750 million	0.595%
	> $1 billion	0.575%
SA Mid Cap Index	> $0	0.300%

Portfolio	Assets	Management Fees
SA Morgan Stanley International Equities	$0-$250 million	0.850%
	> $250 million	0.800%
	> $500 million	0.750%
SA Oppenheimer Main Street Large Cap	$0-$50 million	0.800%
	> $50 million	0.750%
	> $250 million	0.700%
SA PIMCO VCP Tactical Balanced	$0-$750 million	0.860%
	> $750 million	0.850%
	> $1.5 billion	0.820%
SA PineBridge High-Yield Bond	$0-$50 million	0.700%
	> $50 million	0.650%
	> $150 million	0.600%
	> $250 million	0.550%
SA Putnam International Growth and Income(1)	$0-$150 million	1.000%
	> $150 million	0.900%
	> $300 million	0.800%
SA Schroders VCP Global Allocation	$0-$250 million	0.850%
	> $250 million	0.830%
	> $500 million	0.790%
	> $1.5 billion	0.770%
SA Small Cap Index	> $0	0.350%
SA T. Rowe Price Asset Allocation Growth	$0-$400 million	0.700%
	> $400 million	0.685%
	> $900 million	0.660%
	> $1.9 billion	0.635%
SA T. Rowe Price VCP Balanced	< $200 million	0.850%
	Reset at $200 million	0.820%
	> $200 million	0.820%
	Reset at $500 million	0.800%
	> $500 million	0.800%
	Reset at $1 billion	0.770%
	> $1 billion	0.750%
	Reset at $2 billion	0.750%
	> $2 billion	0.750%
SA Templeton Foreign Value	$0-$50 million	1.025%
	> $50 million	0.865%
	> $200 million	0.775%
	> $500 million	0.750%
SA VCP Dynamic Allocation(8)(13)	$0-$1.5 billion	0.250%
	> $1.5 billion	0.220%
	> $3 billion	0.200%
SA VCP Dynamic Strategy(8)	$0-$1.5 billion	0.250%
	> $1.5 billion	0.220%
	> $3 billion	0.200%
SA VCP Index Allocation	$0-$500 million	0.200%
	> $500 million	0.175%
SA WellsCap Aggressive Growth	$0-$100 million	0.750%
	> $100 million	0.675%
	> $250 million	0.625%
	> $500 million	0.600%

552

(1)	The Advisor voluntarily agreed, until further notice, to waive 0.05% of the investment advisory fees for the SA Putnam International Growth and Income Portfolio.
(2)	The Advisor voluntarily agreed, until further notice, to waive 0.10% of the investment advisory fees for the SA Columbia Technology Portfolio.
(3)	The Advisor is contractually obligated to waive its advisory fee with respect to the SA JPMorgan Emerging Markets Portfolio so that the advisory fee payable by the Portfolio to SAAMCo under the agreement equals 1.00% of average daily net assets.
(4)	The Advisor contractually agreed to waive 0.10% of the investment advisory fees for SA JPMorgan MFS Core Bond Portfolio through April 30, 2019.
(5)	The Advisor contractually agreed to waive 0.11% of the investment advisory fees for SA Large Cap Index Portfolio through April 30, 2019.
(6)	The Advisor is contractually obligated to waive its advisory fee with respect to the SA Legg Mason BW Large Cap Value Portfolio so that the advisory fee payable by the Portfolio to SAAMCo under the agreement equals 0.67% of average daily net assets.
(7)	The Advisor contractually agreed to waive its advisory fee with respect to the SA Janus Focused Growth Portfolio through April 30, 2019 so that the advisory fee payable by the Portfolio to the Advisor under the agreement equals 0.75% of average daily net assets.
(8)	The Advisor has voluntarily agreed, until further notice, to waive a portion of its advisory fee in an amount equal to the amount of any advisory fees voluntarily waived by the Portfolio’s Subadviser, AllianceBernstein L.P. (“AB”), in connection with the Portfolio’s investments in the AB Government Money Market Portfolio, a series of AB Fixed-Income Shares, Inc. managed by AB (the “AB Portfolio Waiver”). The AB Portfolio Waiver may be terminated at any time by the Advisor.
(9)	The Advisor voluntarily agreed until further notice to waive 0.05% of the investment advisory fee for the SA Invesco VCP Equity-Income Portfolio.
(10)	The Adviser has agreed to waive a portion of its advisory fee in an amount equal to the amount of any advisory fees waived by the Portfolio’s Subadviser, J.P. Morgan Investment Management, Inc., in connection with those shares of the Portfolio beneficially owned by qualified employer-sponsored retirement plans and IRAs (the “Plans”) that are held through separate accounts of AGL and USL under variable insurance contracts sold to the Plans by an affiliated broker-dealer of the Subadviser, who is the broker-dealer of record for such shares (“the JPM Portfolio Waiver”). Effective November 19, 2018, this arrangement was terminated.
(11)	The Advisor contractually agreed to waive 0.05% of the investment advisory fee for the SA Franklin Small Company Value Portfolio through April 30, 2019.
(12)	The Advisor has voluntarily agreed, until further notice, to waive a portion of its Advisory fee in an amount equal to the amount of any Subadvisory fees voluntarily waived by the Portfolio’s Subadviser, J. P. Morgan Investment Management, Inc (“JPM”), in connection with the Portfolio’s investments in the JPM underlying Portfolios (the “JP Morgan Fee Waiver”). The JPMorgan Fee Waiver may be modified or terminated at any time by the SubAdvisor.
(13)	Effective December 1, 2018, the Advisor voluntarily agreed, until further notice to waive 0.01% of assets over $8 billion for SA VCP Dynamic Allocation Portfolio.

For the period ended January 31, 2019, SAAMCo waived advisory fees as follows:

Portfolio	Amount
SA Columbia Technology	$72,887
SA Franklin Small Company Value	174,191
SA Invesco VCP Equity-Income	765,553
SA Janus Focused Growth	349,218
SA JPMorgan Diversified Balanced	165,091
SA JPMorgan Emerging Markets	301,083
SA JPMorgan Equity-Income	4,718
SA JPMorgan Global Equities	824
SA JPMorgan MFS Core Bond	1,909,536
SA JPMorgan Mid-Cap Growth	4,456
SA Large Cap Index	2,252,035
SA Legg Mason BW Large Cap Value	732,642
SA Putnam International Growth and Income	137,134
SA VCP Dynamic Allocation	927,468
SA VCP Dynamic Strategy	411,757

The organizations described below act as subadvisers to the Trust and certain of its Portfolios pursuant to Subadvisory Agreements with SAAMCo. Under the Subadvisory Agreements, the subadvisers manage the investment and reinvestment of the assets of the respective Portfolios for which they are responsible.

553

Each of the subadvisers is independent of SAAMCo and discharges its responsibilities subject to the policies of the Trust’s Trustees and the oversight and supervision of SAAMCo, which pays the subadvisers’ fees.

Subadviser	Portfolio
AllianceBernstein L.P.	SA AB Growth SA AB Small & Mid Cap Value SA VCP Dynamic Allocation (Subadviser for a portion of the Portfolio) SA VCP Dynamic Strategy (Subadviser for a portion of the Portfolio)

BlackRock Investment, LLC	SA BlackRock VCP Global Multi Asset

Brandywine Global Investment Management, LLC	SA Legg Mason BW Large Cap Value

Columbia Management Investment Advisers, LLC	SA Columbia Technology

Dimensional Fund Advisers, L.P	SA DFA Ultra Short Bond

Federated Investment Management Company	SA Federated Corporate Bond

FIAM, LLC	SA Fidelity Institutional AMSM Real Estate

Franklin Advisory Services, LLC	SA Franklin Small Company Value

Goldman Sachs Asset Management International	SA Goldman Sachs Global Bond SA Goldman Sachs Multi-Asset Insights

Invesco Advisers, Inc. (“Invesco”)	SA Invesco Growth Opportunities SA Invesco VCP Equity-Income

Janus Capital Management, LLC	SA Janus Focused Growth

J.P. Morgan Investment Management Inc.

SA JPMorgan Diversified Balanced

SA JPMorgan Emerging Markets

SA JPMorgan Equity-Income

SA JPMorgan Global Equities

SA JPMorgan MFS Core Bond (Subadviser for a portion of the Portfolio)

SA JPMorgan Mid-Cap Growth

Massachusetts Financial Services Company (“MFS”)	SA JPMorgan MFS Core Bond (Subadviser for a portion of the Portfolio) SA MFS Blue Chip Growth SA MFS Massachusetts Investors Trust SA MFS Total Return

Morgan Stanley Investment Management, Inc.	SA Morgan Stanley International Equities

OppenheimerFunds, Inc.	SA Oppenheimer Main Street Large Cap

Pacific Investment Management Company, LLC (“PIMCO”)	SA PIMCO VCP Tactical Balanced

PineBridge Investments, LLC	SA PineBridge High-Yield Bond

Putnam Investment Management, LLC	SA Putnam International Growth and Income
QS Investors, LLC	SA Legg Mason Tactical Opportunities

Schroders Investment Management North America, Inc.	SA Schroders VCP Global Allocation

T. Rowe Price Associates, Inc.	SA T. Rowe Price Asset Allocation Growth
SA T. Rowe Price VCP Balanced
SA VCP Index Allocation (Subadviser for a portion of the Portfolio)

Templeton Investment Counsel, LLC	SA Templeton Foreign Value

Wells Capital Management Incorporated	SA WellsCap Aggressive Growth

554

The Adviser has contractually agreed to reimburse expenses, if necessary, to keep annual operating expenses at or below the following percentages of the following Portfolios’ average net assets through April 30, 2019. The contractual fee reimbursements may be modified or terminated only with the approval of the Board of Trustees, including a majority of the Independent Trustees. For purposes of the waived fees and reimbursed expense calculations, annual Portfolio operating expenses shall not include extraordinary expenses (i.e., expenses that are unusual in nature and infrequent in occurrence such as litigation), or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees, and other expenses not incurred in the ordinary course of the Portfolio’s business.

Portfolio	Class 1	Class 3
SA BlackRock VCP Global Multi Asset	0.91%	1.16%
SA Emerging Markets Equity Index	0.58%	0.83%
SA Fixed Income Index	0.34%	0.59%
SA Fixed Income Intermediate Index	0.34%	0.59%
SA Global Index Allocation 60/40	0.18%	0.43%
SA Global Index Allocation 75/25	0.18%	0.43%
SA Global Index Allocation 90/10	0.18%	0.43%
SA Goldman Sachs Multi-Asset Insights	0.81%	1.06%
SA Index Allocation 60/40	0.18%	0.43%
SA Index Allocation 80/20	0.18%	0.43%
SA Index Allocation 90/10	0.18%	0.43%
SA International Index	0.52%	0.77%
SA Invesco VCP Equity-Income	0.98%	1.23%
SA Large Cap Growth Index	0.35%	0.60%
SA Large Cap Value Index	0.35%	0.60%
SA Legg Mason Tactical Opportunities	0.81%	1.06%
SA Mid Cap Index	0.40%	0.65%
SA PIMCO VCP Tactical Balanced	0.91%	1.16%
SA Schroders VCP Global Allocation	0.90%	1.15%
SA Small Cap Index	0.45%	0.70%
SA T. Rowe Price Asset Allocation Growth	0.81%	1.06%
SA T. Rowe Price VCP Balanced	0.90%	1.15%
SA VCP Index Allocation	0.28%	0.53%

The Adviser also may voluntarily reimburse additional amounts to increase the investment return to a Portfolio’s investors. The Adviser may terminate all such voluntary waivers and/or reimbursements at any time. Waivers or reimbursements made by the Adviser with respect to a Portfolio, with the exception of management fee waivers, are subject to recoupment from that Portfolio within the following two years, provided that the Portfolio is able to effect such payment to the Adviser without exceeding the applicable expense limitations in effect at the time such waivers and/or reimbursements occurred.

For the period ended January 31, 2019, pursuant to the contractual expense limitations referred to above, SAAMCo has agreed to reimburse expenses as follows:

Portfolio	Amount
SA BlackRock VCP Global Multi Asset	$21,495
SA Emerging Markets Equity Index	177,744
SA Fixed Income Index	137,083
SA Fixed Income Intermediate Index	141,000
SA Global Index Allocation 60/40	64,619
SA Global Index Allocation 75/25	63,437
SA Global Index Allocation 90/10	52,663
SA Goldman Sachs Multi-Asset Insights	93,122
SA Index Allocation 60/40	21,821
SA Index Allocation 80/20	874
SA Index Allocation 90/10	—
SA International Index	11,590
SA Invesco VCP Equity-Income	—
SA Large Cap Growth Index	96,136
SA Large Cap Value Index	90,981
SA Legg Mason Tactical Opportunities	233,119
SA Mid Cap Index	1,267
SA PIMCO VCP Tactical Balanced	—
SA Schroders VCP Global Allocation	85,257

555

Portfolio	Amount
SA Small Cap Index	$55,188
SA T. Rowe Price Asset Allocation Growth	298,245
SA T. Rowe Price VCP Balanced	—
SA VCP Index Allocation	47,290

For the period ended January 31, 2019, the amounts repaid to the Adviser which are included in the Statement of Operations along with the remaining balance subject to recoupment are as follows:

	Amount Recouped	Balance Subject to Recoupment
Portfolio	January 31, 2019	January 31, 2020	January 31, 2021
SA BlackRock VCP Global Multi Asset	$43,697	$18,288	$21,495
SA Emerging Markets Equity Index	—	—	177,744
SA Fixed Income Index	—	99,608	137,083
SA Fixed Income Intermediate Index	—	63,445	141,000
SA Global Index Allocation 60/40	—	—	64,619
SA Global Index Allocation 75/25	—	—	63,437
SA Global Index Allocation 90/10	—	—	52,663
SA Goldman Sachs Multi-Asset Insights	—	72,828	93,122
SA Index Allocation 60/40	9,487	47,329	21,821
SA Index Allocation 80/20	26,974	16,624	874
SA Index Allocation 90/10	5,679	—	—
SA International Index	99,955	48,763	11,590
SA Invesco VCP Equity-Income	—	—	—
SA Large Cap Growth Index	—	—	82,765
SA Large Cap Value Index	—	—	96,136
SA Legg Mason Tactical Opportunities	—	115,372	233,119
SA Mid Cap Index	21,553	—	—
SA PIMCO VCP Tactical Balanced	—	—	—
SA Schroders VCP Global Allocation	59,368	80,210	85,257
SA Small Cap Index	32,629	100,761	55,188
SA T. Rowe Price Asset Allocation Growth	—	103,392	298,245
SA T. Rowe Price VCP Balanced	—	—	—
SA VCP Index Allocation	9,803	63,211	47,290

The Trust has entered into a Master Transfer Agency and Service Agreement with VALIC Retirement Services Company (“VRSCO”), a wholly-owned subsidiary of VALIC, which is an affiliate of the Adviser. Under the agreement, VRSCO provides services, which include the issuance and redemption of shares, payment of dividends between the Trust and their “institutional” shareholders and certain shareholder reporting services including confirmation of transactions, statements of account and tax reporting. The Trust, and certain other mutual funds advised by SAAMCo pay VRSCO, on an annual basis, a fee in the aggregate amount of $150,000 for transfer agency services provided pursuant to the agreement. Accordingly, for the period ended January 31, 2019, transfer agent fees were paid (see Statement of Operations) based on the aforementioned agreement.

Class 2 and Class 3 shares of each Portfolio are subject to Rule 12b-1 plans that provide for service fees payable at the annual rate of 0.15% and 0.25%, respectively, of the average daily net assets of Class 2 and Class 3 shares. The service fees will be used to compensate the Life Companies for expenditures made to financial intermediaries for providing services to contract holders who are the indirect beneficial owners of the Portfolios’ Class 2 and Class 3 shares. Accordingly, for the period ended January 31, 2019, service fees were paid (see Statement of Operations) based on the aforementioned rates.

On June 12, 2018, the SA Schroders VCP Global Allocation Portfolio purchased shares of iShares Core S&P 500 ETF causing the Portfolio to exceed its limitation of not investing more than 5% of its total assets in a single registered investment company as defined under Section 12(d)(1)(a) of the Investment Company Act of 1940. The error was corrected on June 26, 2018, when the Portfolio sold shares of the iShares Core S&P 500 ETF resulting in a loss of $36,184 to the Portfolio which was reimbursed by the subadviser.

On March 21, 2018 and June 20, 2018 the SA T. Rowe Price Asset Allocation Growth Portfolio purchased 25,000 and 20,000 principal par, respectively of AIG Global Funding senior secured notes. The Fund is prohibited from acquiring securities issued by AIG or its affiliates. The error was corrected on September 27, 2018, when the Portfolio sold shares of AIG Global Funding senior secured notes resulting in a loss of $84 to the Portfolio which was reimbursed by the subadviser.

On August 2, 2018, the SA MFS Blue Chip Growth Portfolio purchased additional shares of Apple Inc., causing the Portfolio to breach its registration statement limitation of investing more than 5% of the value of the Portfolio’s assets in any one issuer as applied to 75% of the value of the Portfolio’s total assets. The error was corrected on August 8, 2018, when the Portfolio sold shares of Apple Inc. resulting in a loss of $7,371 to the Portfolio which was reimbursed by the subadviser.

556

On May 9, 2018, the SA Fixed Income Index Portfolio was reimbursed $69,728 by the Adviser for incorrect commission fees charged during the initial startup of the Portfolio.

Note 5.  Expense Reductions

Through expense offset arrangements resulting from broker commission recapture, a portion of the expenses of certain Portfolios have been reduced. For the period ended January 31, 2019, the amount of expense reductions received by each Portfolio used to offset non-affiliated expenses are reflected as “Fees paid indirectly” in the Statement of Operations.

Note 6.  Purchases and Sales of Investment Securities

The cost of purchases and proceeds from sales and maturities of long-term investments during the period ended January 31, 2019 were as follows:

Portfolio	Purchases of portfolio securities (excluding U.S. government securities)	Sales of portfolio securities (excluding U.S. government securities)	Purchases of U.S. government securities	Sales of U.S. government securities
SA AB Growth	$1,005,475,167	$463,735,421	$—	$—
SA AB Small & Mid Cap Value	237,258,220	265,481,067	—	—
SA BlackRock VCP Global Multi Asset	714,799,879	709,545,349	302,832,993	144,145,085
SA Columbia Technology	25,018,984	30,042,302	—	—
SA DFA Ultra Short Bond	277,627,350	266,196,216	59,923,845	64,625,084
SA Dogs of Wall Street	261,799,090	289,934,270	—	—
SA Fidelity Institutional AMSM Real Estate	143,654,572	179,834,603	—	—
SA Federated Corporate Bond	163,286,806	256,502,148	—	—
SA Emerging Market Equity Index	82,124,871	206,453	—	—
SA Fixed Income Index	55,988,036	13,592,560	102,428,413	28,033,379
SA Fixed Income Intermediate Index	33,976,044	18,239,616	79,130,571	45,516,047
SA Franklin Small Company Value	188,466,611	198,122,075	—	—
SA Global Index Allocation 60/40	18,749,253	2,258,106	—	—
SA Global Index Allocation 75/25	24,312,011	2,756,558	—	—
SA Global Index Allocation 90/10	80,587,631	4,800,698	—	—
SA Goldman Sachs Global Bond	310,957,256	351,287,345	198,874,235	196,295,001
SA Goldman Sachs Multi-Asset Insights	22,220,080	14,374,068	—	—
SA Index Allocation 60/40	59,965,265	12,217,007	—	—
SA Index Allocation 80/20	111,554,205	19,674,362	—	—
SA Index Allocation 90/10	300,723,218	49,020,838	—	—
SA International Index	29,743,991	26,291,304	—	—
SA Invesco Growth Opportunities	198,285,074	200,408,538	—	—
SA Invesco VCP Equity-Income	376,519,455	366,457,073	1,754,661,743	1,764,026,166
SA Janus Focused Growth	199,320,286	172,995,210	—	—
SA JPMorgan Diversified Balanced	304,975,889	287,886,815	90,824,058	96,019,613
SA JPMorgan Emerging Markets	210,806,122	251,064,808	—	—
SA JPMorgan Equity-Income	211,556,056	306,962,571	—	—
SA JPMorgan Global Equities	310,896,837	373,427,150	—	—
SA JPMorgan MFS Core Bond	323,661,383	333,747,400	336,411,611	418,103,753
SA JPMorgan Mid-Cap Growth	206,198,613	214,931,916	—	—
SA Large Cap Growth Index	315,665,499	71,567,226	—	—
SA Large Cap Index	218,549,601	231,377,004	—	—
SA Large Cap Value Index	312,065,162	73,409,824	—	—
SA Legg Mason BW Large Cap Value	695,281,527	802,322,309	—	—
SA Legg Mason Tactical Opportunities	26,125,491	8,556,563	4,861,065	1,957,196
SA MFS Blue Chip Growth	461,234,754	441,263,859	—	—
SA MFS Massachusetts	123,003,622	305,105,815	—	—
SA MFS Total Return	86,471,970	110,731,103	65,308,882	84,780,271
SA Mid Cap Index	129,706,082	48,031,489	—	—
SA Morgan Stanley International Equities	148,003,023	201,990,475	—	—
SA Oppenheimer Main Street Large Cap	274,953,837	325,270,818	—	—
SA PIMCO VCP Tactical Balanced	109,166,954	67,834,670	2,190,029,716	2,208,246,057
SA PineBridge High Yield Bond	244,805,924	277,498,456	—	—
SA Putnam International Growth and Income	57,040,711	85,621,262	—	—
SA Schroders VCP Global Allocation	314,894,280	406,475,042	14,783,585	21,940,062
SA Small Cap Index	78,492,095	36,482,105	—	—

557

Portfolio	Purchases of portfolio securities (excluding U.S. government securities)	Sales of portfolio securities (excluding U.S. government securities)	Purchases of U.S. government securities	Sales of U.S. government securities
SA T. Rowe Price Asset Allocation Growth	$105,150,632	$16,195,892	$19,466,625	$8,059,705
SA T. Rowe Price VCP Balanced	626,346,442	426,358,964	215,947,867	230,635,969
SA Templeton Foreign Value	246,744,287	392,556,295	—	—
SA VCP Dynamic Allocation	1,184,229,995	1,944,488,261	888,338,361	825,224,796
SA VCP Dynamic Strategy	582,936,314	1,117,611,751	535,994,498	497,663,491
SA VCP Index Allocation	187,691,940	18,428,335	—	—
SA WellsCap Aggressive Growth	83,102,396	77,754,077	—	—

Note 7.  Capital Share Transactions

Transactions in capital shares of each class of each Portfolio were as follows:

	SA AB Growth Portfolio
	Class 1				Class 2
	For the year ended January 31, 2019		For the year ended January 31, 2018		For the year ended January 31, 2019		For the year ended January 31, 2018
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	196,380	$8,576,417	1,090,577	$46,921,818	125,194	$5,301,209	27,823	$1,193,067

Shares issued in merger@	16,301,225	689,996,301	—	—	1,346,094	56,539,894	—	—

Reinvested dividends	1,124,134	47,415,976	719,148	30,643,386	66,089	2,765,815	34,713	1,471,380

Shares redeemed	(3,600,445)	(171,948,103)	(1,119,929)	(48,153,620)	(252,758)	(10,747,596)	(89,108)	(3,801,622)

Net increase (decrease)	14,021,294	$574,040,591	689,796	$29,411,584	1,284,619	$53,859,322	(26,572)	$(1,137,175)

	Class 3
	For the year ended January 31, 2019		For the year ended January 31, 2018
	Shares	Amount	Shares	Amount

Shares sold	405,956	$17,615,784	189,264	$8,058,401

Shares issued in merger@	7,127,980	295,504,829	—	—

Reinvested dividends	395,648	16,344,205	211,649	8,878,166

Shares redeemed	(1,128,599)	(48,422,402)	(697,058)	(29,512,318)

Net increase (decrease)	6,800,985	$281,042,416	(296,145)	$(12,575,751)

	SA AB Small & Mid Cap Value Portfolio
	Class 1				Class 2
	For the year ended January 31, 2019		For the year ended January 31, 2018		For the year ended January 31, 2019		For the year ended January 31, 2018
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	807,610	$15,281,584	2,763	$52,733	26,011	$375,878	23,118	$442,356

Reinvested dividends	1,381,343	20,044,304	451,061	8,292,307	190,911	2,782,974	70,721	1,299,007

Shares redeemed	(1,010,074)	(19,068,627)	(1,353,471)	(26,160,831)	(150,193)	(2,725,224)	(135,205)	(2,586,637)

Net increase (decrease)	1,178,879	$16,257,261	(899,647)	$(17,815,791)	66,729	$433,628	(41,366)	$(845,274)

	Class 3
	For the year ended January 31, 2019		For the year ended January 31, 2018
	Shares	Amount	Shares	Amount

Shares sold	3,189,142	$46,212,695	1,840,233	$34,969,861

Reinvested dividends	7,073,230	102,072,158	2,577,337	46,985,841

Shares redeemed	(4,817,703)	(87,365,920)	(4,860,898)	(92,725,752)

Net increase (decrease)	5,444,669	$60,918,933	(443,328)	$(10,770,050)

@	See Note 13

558

	SA BlackRock VCP Global Multi Portfolio
	Class 1				Class 3
	For the year ended January 31, 2019		For the year ended January 31, 2018		For the year ended January 31, 2019		For the year ended January 31, 2018
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	592	$6,735	522	$6,230	7,366,906	$84,241,846	18,474,914	$205,195,325

Reinvested dividends	1,010	10,648	38	438	5,867,996	61,876,536	211,832	2,428,070

Shares redeemed	(27)	(291)	—	—	(5,542,726)	(61,116,444)	(1,810,605)	(20,453,995)

Net increase (decrease)	1,575	$17,092	560	$6,668	7,692,176	$85,001,938	16,876,141	$187,169,400

	SA Columbia Technology Portfolio
	Class 1				Class 2
	For the year ended January 31, 2019		For the year ended January 31, 2018		For the year ended January 31, 2019		For the year ended January 31, 2018
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	178,769	$1,333,151	257,893	$1,813,695	93,838	$674,006	40,103	$274,357

Reinvested dividends	308,559	1,903,807	257,781	1,816,239	112,938	674,241	85,314	585,427

Shares redeemed	(505,339)	(3,503,485)	(334,303)	(2,397,034)	(167,190)	(1,107,416)	(72,696)	(511,948)

Net increase (decrease)	(18,011)	$(266,527)	181,371	$1,232,900	39,586	$240,831	52,721	$347,836

	Class 3
	For the year ended January 31, 2019		For the year ended January 31, 2018
	Shares	Amount	Shares	Amount

Shares sold	1,866,687	$12,572,122	1,749,474	$11,939,643

Reinvested dividends	1,284,564	7,514,699	963,647	6,501,119

Shares redeemed	(2,333,947)	(15,393,895)	(2,051,425)	(14,088,799)

Net increase (decrease)	817,304	$4,692,926	661,696	$4,351,963

	SA DFA Ultra Short Bond Portfolio
	Class 1				Class 2
	For the year ended January 31, 2019		For the year ended January 31, 2018		For the year ended January 31, 2019		For the year ended January 31, 2018
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	3,747,342	$39,687,964	7,226,247	$76,271,852	892,480	$9,349,125	542,775	$5,665,598

Reinvested dividends	225,702	2,381,157	65,480	692,074	14,815	154,375	1,752	18,300

Shares redeemed	(4,736,696)	(50,254,974)	(15,809,077)	(167,467,394)	(772,754)	(8,085,531)	(707,714)	(7,386,121)

Net increase (decrease)	(763,652)	$(8,185,853)	(8,517,350)	$(90,503,468)	134,541	$1,417,969	(163,187)	$(1,702,223)

	Class 3
	For the year ended January 31, 2019		For the year ended January 31, 2018
	Shares	Amount	Shares	Amount

Shares sold	10,498,392	$108,964,591	7,682,677	$79,481,268

Reinvested dividends	143,011	1,478,730	5,356	55,484

Shares redeemed	(9,902,774)	(102,785,091)	(10,192,367)	(105,446,357)

Net increase (decrease)	738,629	$7,658,230	(2,504,334)	$(25,909,605)

	SA Dogs of Wall Street Portfolio
	Class 1				Class 2
	For the year ended January 31, 2019		For the year ended January 31, 2018		For the year ended January 31, 2019		For the year ended January 31, 2018
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	1,043,672	$15,424,724	64,771	$926,543	16,762	$234,678	15,182	$212,402

Reinvested dividends	1,924,375	26,133,008	1,454,752	20,012,779	65,360	886,281	52,985	727,814

Shares redeemed	(1,816,110)	(26,530,585)	(2,465,107)	(35,164,352)	(130,135)	(1,845,769)	(95,894)	(1,368,197)

Net increase (decrease)	1,151,937	$15,027,147	(945,584)	$(14,225,030)	(48,013)	$(724,810)	(27,727)	$(427,981)

559

	Class 3
	For the year ended January 31, 2019		For the year ended January 31, 2018
	Shares	Amount	Shares	Amount

Shares sold	820,454	$11,453,387	1,163,036	$16,445,520

Reinvested dividends	1,654,431	22,252,091	1,254,577	17,109,793

Shares redeemed	(2,476,585)	(34,955,567)	(2,378,078)	(33,956,261)

Net increase (decrease)	(1,700)	$(1,250,089)	39,535	$(400,948)

	SA Emerging Markets Equity Index Portfolio
	Class 1		Class 3
	For the period May 1, 2018* to January 31, 2019		For the period May 1, 2018* to January 31, 2019
	Shares	Amount	Shares	Amount

Shares sold	6,603,043	$98,482,364	60,020	$829,396

Reinvested dividends	86,354	1,099,284	636	8,096

Shares redeemed	(505,635)	(6,969,091)	(12,409)	(161,507)

Net increase (decrease)	6,183,762	$92,612,557	48,247	$675,985

	SA Federated Corporate Bond Portfolio
	Class 1				Class 2
	For the year ended January 31, 2019		For the year ended January 31, 2018		For the year ended January 31, 2019		For the year ended January 31, 2018
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	4,368,451	$57,340,577	5,533,882	$76,895,036	36,787	$480,690	123,891	$1,680,584

Reinvested dividends	2,642,408	32,950,825	2,547,559	34,180,829	73,705	919,111	75,931	1,018,486

Shares redeemed	(7,934,653)	(103,889,254)	(10,039,781)	(137,453,721)	(303,743)	(3,938,889)	(373,866)	(5,119,471)

Net increase (decrease)	(923,794)	$(13,597,852)	(1,958,340)	$(26,377,856)	(193,251)	$(2,539,088)	(174,044)	$(2,420,401)

	Class 3
	For the year ended January 31, 2019		For the year ended January 31, 2018
	Shares	Amount	Shares	Amount

Shares sold	3,418,857	$44,674,617	7,198,179	$97,797,913

Reinvested dividends	3,251,356	40,284,302	3,210,536	42,810,070

Shares redeemed	(13,708,785)	(175,531,381)	(9,112,120)	(123,831,136)

Net increase (decrease)	(7,038,572)	$(90,572,462)	1,296,595	$16,776,847

	SA Fidelity Institutional AMSM Real Estate Portfolio
	Class 1				Class 2
	For the year ended January 31, 2019		For the year ended January 31, 2018		For the year ended January 31, 2019		For the year ended January 31, 2018
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	92,153	$1,125,952	1,274,031	$19,690,343	3,955	$48,086	15,088	$213,158

Reinvested dividends	608,970	7,435,522	1,383,932	18,085,906	35,944	437,798	70,328	916,907

Shares redeemed	(827,928)	(10,429,610)	(7,891,973)	(117,815,199)	(68,761)	(868,018)	(101,982)	(1,509,230)

Net increase (decrease)	(126,805)	$(1,868,136)	(5,234,010)	$(80,038,950)	(28,862)	$(382,134)	(16,566)	$(379,165)

*	Commencement of operations

560

	SA Fidelity Institutional AMSM Real Estate Portfolio
	Class 3
	For the year ended January 31, 2019		For the year ended January 31, 2018
	Shares	Amount	Shares	Amount

Shares sold	1,187,461	$14,711,102	1,375,203	$20,176,671

Reinvested dividends	1,397,404	16,894,617	2,687,065	34,796,953

Shares redeemed	(3,825,226)	(48,184,709)	(2,663,540)	(38,987,223)

Net increase (decrease)	(1,240,361)	$(16,578,990)	1,398,728	$15,986,401

	SA Fixed Income Index Portfolio
	Class 1				Class 3
	For the year ended January 31, 2019		For the period February 6, 2017* to January 31, 2018		For the year ended January 31, 2019		For the period February 6, 2017* to January 31, 2018
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	15,414,791	$154,647,323	35,742,561	$359,073,313	961,940	$9,591,293	181,185	$1,847,472

Reinvested dividends	1,375,967	13,519,944	—	—	21,910	214,988	—	—

Shares redeemed	(5,201,464)	(51,936,102)	(5,869,970)	(59,936,198)	(169,822)	(1,694,332)	(35,511)	(361,391)

Net increase (decrease)	11,589,294	$116,231,165	29,872,591	$299,137,115	814,028	$8,111,949	145,674	$1,486,081

	SA Fixed Income Intermediate Index Portfolio
	Class 1				Class 3
	For the year ended January 31, 2019		For the period October 6, 2017* to January 31, 2018		For the year ended January 31, 2019		For the period October 6, 2017* to January 31, 2018
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	11,681,185	$114,893,951	24,758,382	$247,447,701	985,703	$9,663,189	148,925	$1,479,535

Reinvested dividends	640,062	6,233,579	—	—	18,508	180,112	—	—

Shares redeemed	(8,506,028)	(83,698,063)	(618,024)	(6,149,003)	(89,870)	(879,979)	(5,624)	(55,480)

Net increase (decrease)	3,815,219	$37,429,467	24,140,358	$241,298,698	914,341	$8,963,322	143,301	$1,424,055

	SA Franklin Small Company Value Portfolio
	Class 1				Class 3
	For the year ended January 31, 2019		For the year ended January 31, 2018		For the year ended January 31, 2019		For the year ended January 31, 2018
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	232,808	$5,328,825	249,793	$5,985,481	947,262	$19,066,369	748,247	$18,243,128

Reinvested dividends	1,075,241	21,149,989	782,148	17,737,563	1,503,181	29,281,961	1,244,305	27,969,253

Shares redeemed	(608,861)	(13,715,327)	(3,368,031)	(83,190,714)	(1,668,113)	(37,870,356)	(1,762,095)	(42,630,148)

Net increase (decrease)	699,188	$12,763,487	(2,336,090)	$(59,467,670)	782,330	$10,477,974	230,457	$3,582,233

	SA Global Index Allocation 60/40 Portfolio
	Class 1		Class 3
	For the period May 1, 2018* to January 31, 2019		For the period May 1, 2018* to January 31, 2019
	Shares	Amount	Shares	Amount

Shares sold	10,473	$150,822	1,191,062	$17,702,703

Reinvested dividends	225	3,069	28,575	389,771

Shares redeemed	(3,814)	(52,260)	(94,676)	(1,318,123)

Net increase (decrease)	6,884	$101,631	1,124,961	$16,774,351

*	Commencement of operations

561

	SA Global Index Allocation 75/25 Portfolio
	Class 1		Class 3
	For the period May 1, 2018* to January 31, 2019		For the period May 1, 2018* to January 31, 2019
	Shares	Amount	Shares	Amount

Shares sold	7,763	$115,032	1,581,220	$23,450,089

Reinvested dividends	216	2,878	37,018	494,201

Shares redeemed	(0)	(4)	(145,081)	(2,014,309)

Net increase (decrease)	7,979	$117,906	1,473,157	$21,929,981

	SA Global Index Allocation 90/10 Portfolio
	Class 1		Class 3
	For the period May 1, 2018* to January 31, 2019		For the period May 1, 2018* to January 31, 2019
	Shares	Amount	Shares	Amount

Shares sold	9,392	$141,198	5,295,990	$78,759,049

Reinvested dividends	255	3,324	132,570	1,728,818

Shares redeemed	(1,558)	(22,977)	(212,759)	(3,011,411)

Net increase (decrease)	8,089	$121,545	5,215,801	$77,476,456

	SA Goldman Sachs Global Bond Portfolio
	Class 1				Class 2
	For the year ended January 31, 2019		For the year ended January 31, 2018		For the year ended January 31, 2019		For the year ended January 31, 2018
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	370,787	$4,119,617	1,131,736	$12,861,871	32,473	$353,181	66,891	$741,161

Reinvested dividends	463,561	4,737,596	330,990	3,651,779	20,882	211,537	15,764	172,439

Shares redeemed	(1,415,927)	(15,449,798)	(6,132,646)	(67,661,523)	(88,247)	(944,732)	(120,970)	(1,347,173)

Net increase (decrease)	(581,579)	$(6,592,585)	(4,669,920)	$(51,147,873)	(34,892)	$(380,014)	(38,315)	$(433,573)

	Class 3
	For the year ended January 31, 2019		For the year ended January 31, 2018
	Shares	Amount	Shares	Amount

Shares sold	3,963,128	$42,687,241	3,918,344	$43,156,113

Reinvested dividends	1,117,853	11,200,887	793,750	8,599,560

Shares redeemed	(7,596,060)	(80,568,220)	(4,323,282)	(47,539,658)

Net increase (decrease)	(2,515,079)	$(26,680,092)	388,812	$4,216,015

	SA Goldman Sachs Multi-Asset Insights Portfolio
	Class 1				Class 3
	For the year ended January 31, 2019		For the period October 6, 2017* to January 31, 2018		For the year ended January 31, 2019		For the period October 6, 2017* to January 31, 2018
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	1,568	$16,098	10,162	$101,710	1,173,069	$11,848,538	1,094,365	$10,969,984

Reinvested dividends	256	2,463	60	610	41,071	396,349	5,767	58,997

Shares redeemed	(1,033)	(10,703)	—	—	(78,808)	(780,930)	(1,322)	(13,538)

Net increase (decrease)	791	$7,858	10,222	$102,320	1,135,332	$11,463,957	1,098,810	$11,015,443

*	Commencement of operations

562

	SA Index Allocation 60/40 Portfolio
	Class 1				Class 3
	For the year ended January 31, 2019		For the period February 6, 2017* to January 31, 2018		For the year ended January 31, 2019		For the period February 6, 2017* to January 31, 2018
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	24	$240	13,282	$136,291	4,764,548	$52,171,825	3,223,377	$34,384,213

Reinvested dividends	576	5,736	216	2,366	273,758	2,727,434	35,173	385,814

Shares redeemed	(86)	(960)	(8)	(87)	(393,253)	(4,184,979)	(162,269)	(1,724,841)

Net increase (decrease)	514	$5,016	13,490	$138,570	4,645,053	$50,714,280	3,096,281	$33,045,186

	SA Index Allocation 80/20 Portfolio
	Class 1				Class 3
	For the year ended January 31, 2019		For the period February 6, 2017* to January 31, 2018		For the year ended January 31, 2019		For the period February 6, 2017* to January 31, 2018
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	99,470	$1,139,693	10,000	$100,001	8,702,167	$98,212,360	6,781,903	$73,380,951

Reinvested dividends	4,887	48,819	172	1,940	565,086	5,641,634	93,834	1,057,680

Shares redeemed	(12,453)	(126,567)	—	—	(620,341)	(6,848,956)	(76,641)	(840,667)

Net increase (decrease)	91,904	$1,061,945	10,172	$101,941	8,646,912	$97,005,038	6,799,096	$73,597,964

	SA Index Allocation 90/10 Portfolio
	Class 1				Class 3
	For the year ended January 31, 2019		For the period February 6, 2017* to January 31, 2018		For the year ended January 31, 2019		For the period February 6, 2017* to January 31, 2018
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	146,113	$1,669,783	52,235	$573,463	22,980,158	$264,061,359	18,559,060	$203,544,057

Reinvested dividends	7,047	70,498	190	2,176	1,605,084	16,040,017	264,216	3,018,159

Shares redeemed	(15,512)	(161,856)	(29,995)	(340,190)	(1,119,307)	(12,612,968)	(221,442)	(2,468,435)

Net increase (decrease)	137,648	$1,578,425	22,430	$235,449	23,465,935	$267,488,408	18,601,834	$204,093,781

	SA International Index Portfolio
	Class 1				Class 3
	For the year ended January 31, 2019		For the period February 6, 2017* to January 31, 2018		For the year ended January 31, 2019		For the period February 6, 2017* to January 31, 2018
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	13,893,694	$152,816,171	33,269,295	$344,384,681	203,781	$2,278,192	36,897	$417,436

Reinvested dividends	941,298	9,284,634	707,884	8,136,302	3,393	33,465	460	5,286

Shares redeemed	(7,710,370)	(86,823,014)	(1,874,014)	(20,918,003)	(85,779)	(950,661)	(4,192)	(50,749)

Net increase (decrease)	7,124,622	$75,277,791	32,103,165	$331,602,980	121,395	$1,360,996	33,165	$371,973

	SA Invesco Growth Opportunities Portfolio
	Class 1				Class 2
	For the year ended January 31, 2019		For the year ended January 31, 2018		For the year ended January 31, 2019		For the year ended January 31, 2018
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	5,024,099	$52,091,010	812,062	$7,108,615	44,540	$437,427	26,921	$226,281

Reinvested dividends	1,796,250	16,435,682	424,897	3,757,883	40,543	354,746	11,850	100,847

Shares redeemed	(2,338,964)	(23,293,699)	(1,896,785)	(16,588,182)	(70,649)	(645,130)	(96,367)	(818,001)

Net increase (decrease)	4,481,385	$45,232,993	(659,826)	$(5,721,684)	14,434	$147,043	(57,596)	$(490,873)

*	Commencement of operations

563

	Class 3
	For the year ended January 31, 2019		For the year ended January 31, 2018
	Shares	Amount	Shares	Amount

Shares sold	2,399,084	$19,017,647	582,455	$4,744,095

Reinvested dividends	1,925,625	16,387,072	699,149	5,812,279

Shares redeemed	(5,110,627)	(47,750,321)	(4,452,924)	(36,334,443)

Net increase (decrease)	(785,918)	$(12,345,602)	(3,171,320)	$(25,778,069)

	SA Invesco VCP Equity-Income Portfolio
	Class 1				Class 3
	For the year ended January 31, 2019		For the year ended January 31, 2018		For the year ended January 31, 2019		For the year ended January 31, 2018
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	2,026	$27,691	121	$1,710	11,207,972	$146,753,089	22,563,219	$292,092,659

Reinvested dividends	659	8,016	76	1,009	6,622,674	80,168,388	920,030	12,211,891

Shares redeemed	(769)	(10,421)	—	—	(10,857,014)	(145,084,183)	(3,717,876)	(49,279,425)

Net increase (decrease)	1,916	$25,286	197	$2,719	6,973,632	$81,837,294	19,765,373	$255,025,125

	SA Janus Focused Growth Portfolio
	Class 1				Class 2
	For the year ended January 31, 2019		For the year ended January 31, 2018		For the year ended January 31, 2019		For the year ended January 31, 2018
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	5,490,757	$83,818,270	3,910,903	$50,689,574	4,461	$67,682	11,951	$161,872

Reinvested dividends	1,240,099	17,410,994	1,016,884	13,381,605	49,709	681,504	54,789	706,080

Shares redeemed	(2,382,397)	(34,935,752)	(1,579,674)	(21,790,709)	(112,661)	(1,594,768)	(130,608)	(1,690,427)

Net increase (decrease)	4,348,459	$66,293,512	3,348,113	$42,280,470	(58,491)	$(845,582)	(63,868)	$(822,475)

	Class 3
	For the year ended January 31, 2019		For the year ended January 31, 2018
	Shares	Amount	Shares	Amount

Shares sold	650,890	$8,639,456	431,884	$5,489,615

Reinvested dividends	698,441	9,407,994	812,258	10,307,401

Shares redeemed	(2,290,799)	(32,368,146)	(2,369,777)	(30,274,739)

Net increase (decrease)	(941,468)	$(14,320,696)	(1,125,635)	$(14,477,723)

	SA JPMorgan Diversified Balanced Portfolio
	Class 1				Class 2
	For the year ended January 31, 2019		For the year ended January 31, 2018		For the year ended January 31, 2019		For the year ended January 31, 2018
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	217,196	$4,297,779	168,642	$3,397,287	49,254	$988,463	125,246	$2,540,804
Reinvested dividends	310,892	5,707,970	259,653	5,115,767	48,052	880,320	36,945	726,733
Shares redeemed	(621,213)	(12,248,167)	(590,875)	(11,879,716)	(99,740)	(1,965,486)	(116,413)	(2,351,227)

Net increase (decrease)	(93,125)	$(2,242,418)	(162,580)	$(3,366,662)	(2,434)	$(96,703)	45,778	$916,310

	Class 3
	For the year ended January 31, 2019		For the year ended January 31, 2018
	Shares	Amount	Shares	Amount

Shares sold	2,156,497	$42,851,737	2,751,119	$54,930,532

Reinvested dividends	745,265	13,593,641	496,009	9,721,322

Shares redeemed	(1,314,823)	(25,850,008)	(2,345,723)	(46,770,023)

Net increase (decrease)	1,586,939	$30,595,370	901,405	$17,881,831

564

	SA JPMorgan Emerging Markets Portfolio
	Class 1				Class 2
	For the year ended January 31, 2019		For the year ended January 31, 2018		For the year ended January 31, 2019		For the year ended January 31, 2018
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	3,709,507	$35,176,224	962,547	$8,028,404	25,957	$209,512	26,667	$228,047
Reinvested dividends	365,740	2,775,964	366,647	3,299,274	9,282	70,169	8,020	71,832
Shares redeemed	(9,194,300)	(80,968,640)	(5,202,277)	(44,128,137)	(72,836)	(609,888)	(106,306)	(894,127)

Net increase (decrease)	(5,119,053)	$(43,016,452)	(3,873,083)	$(32,800,459)	(37,597)	$(330,207)	(71,619)	$(594,248)

	Class 3
	For the year ended January 31, 2019		For the year ended January 31, 2018
	Shares	Amount	Shares	Amount

Shares sold	2,827,166	$23,434,648	1,313,375	$10,927,535

Reinvested dividends	371,998	2,789,986	287,690	2,556,536

Shares redeemed	(3,302,549)	(28,048,840)	(5,461,882)	(45,189,046)

Net increase (decrease)	(103,385)	$(1,824,206)	(3,860,817)	$(31,704,975)

	SA JPMorgan Equity-Income Portfolio
	Class 1				Class 2
	For the year ended January 31, 2019		For the year ended January 31, 2018		For the year ended January 31, 2019		For the year ended January 31, 2018
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	618,520	$22,298,796	1,498,698	$52,179,386	24,528	$848,179	6,360	$224,591
Reinvested dividends	2,011,667	69,301,924	1,820,284	62,700,614	24,177	832,165	21,157	728,192
Shares redeemed	(3,876,454)	(137,754,740)	(5,371,017)	(185,916,090)	(59,254)	(2,103,376)	(53,393)	(1,865,038)

Net increase (decrease)	(1,246,267)	$(46,154,020)	(2,052,035)	$(71,036,090)	(10,549)	$(423,032)	(25,876)	$(912,255)

	Class 3
	For the year ended January 31, 2019		For the year ended January 31, 2018
	Shares	Amount	Shares	Amount

Shares sold	325,784	$11,490,781	368,535	$12,634,118

Reinvested dividends	537,377	18,410,530	477,852	16,377,300

Shares redeemed	(1,059,845)	(37,784,776)	(1,058,473)	(36,770,500)

Net increase (decrease)	(196,684)	$(7,883,465)	(212,086)	$(7,759,082)

	SA JPMorgan Global Equities Portfolio
	Class 1				Class 2
	For the year ended January 31, 2019		For the year ended January 31, 2018		For the year ended January 31, 2019		For the year ended January 31, 2018
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	554,530	$11,380,845	64,160	$1,425,700	11,856	$254,348	4,019	$86,607

Reinvested dividends	3,580,281	69,421,642	399,322	8,941,782	31,785	614,722	3,288	73,484

Shares redeemed	(3,496,558)	(80,004,357)	(4,958,712)	(105,598,519)	(39,745)	(889,419)	(32,002)	(689,124)

Net increase (decrease)	638,253	$798,130	(4,495,230)	$(95,231,037)	3,896	$(20,349)	(24,695)	$(529,033)

	Class 3
	For the year ended January 31, 2019		For the year ended January 31, 2018
	Shares	Amount	Shares	Amount

Shares sold	206,375	$4,356,259	149,097	$3,213,845

Reinvested dividends	284,977	5,480,120	26,308	585,059

Shares redeemed	(313,666)	(6,978,228)	(361,362)	(7,774,984)

Net increase (decrease)	177,686	$2,858,151	(185,957)	$(3,976,080)

565

	SA JP Morgan MFS Core Bond Portfolio
	Class 1				Class 2
	For the year ended January 31, 2019		For the year ended January 31, 2018		For the year ended January 31, 2019		For the year ended January 31, 2018
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	10,618,331	$93,619,895	12,769,597	$115,537,707	102,409	$896,091	123,371	$1,102,016
Reinvested dividends	2,763,967	23,493,719	2,506,624	22,317,964	22,588	191,320	22,620	200,747
Shares redeemed	(16,622,579)	(145,116,019)	(15,209,219)	(135,831,838)	(230,491)	(1,997,719)	(250,733)	(2,239,221)

Net increase (decrease)	(3,240,281)	$(28,002,405)	67,002	$2,023,833	(105,494)	$(910,308)	(104,742)	$(936,458)

	Class 3
	For the year ended January 31, 2019		For the year ended January 31, 2018
	Shares	Amount	Shares	Amount

Shares sold	7,397,658	$64,243,305	13,633,137	$121,526,651

Reinvested dividends	2,447,061	20,604,251	2,401,042	21,171,667

Shares redeemed	(24,236,130)	(209,333,865)	(14,468,814)	(128,652,961)

Net increase (decrease)	(14,391,411)	$(124,486,309)	1,565,365	$14,045,357

	SA JPMorgan Mid-Cap Growth Portfolio
	Class 1				Class 2
	For the year ended January 31, 2019		For the year ended January 31, 2018		For the year ended January 31, 2019		For the year ended January 31, 2018
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	1,917,230	$38,080,514	1,699,625	$29,138,537	27,027	$482,608	37,412	$619,394
Reinvested dividends	1,493,749	25,662,610	610,525	10,899,038	109,786	1,814,770	47,877	827,541
Shares redeemed	(1,665,816)	(31,626,599)	(3,638,950)	(63,631,589)	(112,520)	(2,053,545)	(159,916)	(2,703,689)

Net increase (decrease)	1,745,163	$32,116,525	(1,328,800)	$(23,594,014)	24,293	$243,833	(74,627)	$(1,256,754)

	Class 3
	For the year ended January 31, 2019		For the year ended January 31, 2018
	Shares	Amount	Shares	Amount

Shares sold	1,049,897	$17,634,841	727,160	$11,923,003

Reinvested dividends	1,149,049	18,545,657	509,845	8,639,096

Shares redeemed	(1,822,880)	(32,940,651)	(2,110,476)	(35,123,115)

Net increase (decrease)	376,066	$3,239,847	(873,471)	$(14,561,016)

	SA Large Cap Growth Index Portfolio
	Class 1		Class 3
	For the period May 1, 2018* to January 31, 2019		For the period May 1, 2018* to January 31, 2019
	Shares	Amount	Shares	Amount

Shares sold	17,360,233	$265,342,106	44,758	$693,349

Reinvested dividends	172,093	2,519,442	257	3,760

Shares redeemed	(1,564,490)	(24,868,493)	(7,519)	(107,592)

Net increase (decrease)	15,967,836	$242,993,055	37,496	$589,517

	SA Large Cap Index Portfolio
	Class 1				Class 3
	For the year ended January 31, 2019		For the year ended January 31, 2018		For the year ended January 31, 2019		For the period October 6, 2017* to January 31, 2018
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	16,110,686	$368,098,318	16,189,143	$343,548,115	402,488	$9,259,559	286,248	$6,415,634

Reinvested dividends	5,690,194	123,477,582	2,425,628	51,229,133	32,761	712,771	—	—
Shares redeemed	(17,887,432)	(406,706,347)	(15,570,274)	(329,142,200)	(170,288)	(3,655,122)	(3,950)	(93,027)

Net increase (decrease)	3,913,448	$84,869,553	3,044,497	$65,635,048	264,961	$6,317,208	282,298	$6,322,607

*	Commencement of operations

566

	SA Large Cap Value Index Portfolio
	Class 1		Class 3
	For the period May 1, 2018* to January 31, 2019		For the period May 1, 2018* to January 31, 2019
	Shares	Amount	Shares	Amount

Shares sold	16,466,933	$246,914,898	96,289	$1,416,126

Reinvested dividends	368,298	5,124,958	781	10,888

Shares redeemed	(1,099,857)	(16,818,557)	(10,450)	(148,006)

Net increase (decrease)	15,735,374	$235,221,299	86,620	$1,279,008

	SA Legg Mason BW Large Cap Value Portfolio
	Class 1				Class 2
	For the year ended January 31, 2019		For the year ended January 31, 2018		For the year ended January 31, 2019		For the year ended January 31, 2018
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	543,381	$11,854,023	3,808,302	$86,138,058	23,192	$478,362	31,376	$681,354
Shares issued in merger@	690,557	14,152,232	—	—	82,408	1,689,873	—	—
Reinvested dividends	4,222,947	87,837,299	2,118,022	45,866,937	220,898	4,596,884	118,913	2,576,062
Shares redeemed	(5,483,624)	(120,243,333)	(9,925,780)	(213,810,867)	(369,579)	(8,081,661)	(494,202)	(10,605,601)

Net increase (decrease)	(26,739)	$(6,399,779)	(3,999,456)	$(81,805,872)	(43,081)	$(1,316,542)	(343,913)	$(7,348,185)

	Class 3
	For the year ended January 31, 2019		For the year ended January 31, 2018
	Shares	Amount	Shares	Amount

Shares sold	1,048,361	$21,300,653	530,056	$11,157,688

Shares issued in merger@	1,192,667	24,319,938	—	—

Reinvested dividends	2,376,181	49,186,944	1,266,376	27,293,059

Shares redeemed	(4,165,579)	(91,555,041)	(4,443,432)	(95,348,988)

Net increase (decrease)	451,630	$3,252,494	(2,647,000)	$(56,898,241)

	SA Legg Mason Tactical Opportunities Portfolio
	Class 1				Class 3
	For the year ended January 31, 2019		For the period October 6, 2017* to January 31, 2018		For the year ended January 31, 2019		For the period October 6, 2017* to January 31, 2018
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	1,578	$16,237	12,478	$125,563	2,118,886	$21,725,225	1,358,730	$13,684,699
Reinvested dividends	235	2,282	45	459	49,413	478,124	3,880	39,865
Shares redeemed	(1,133)	(11,704)	(3)	(27)	(116,434)	(1,199,070)	(2,758)	(29,289)

Net increase (decrease)	680	$6,815	12,520	$125,995	2,051,865	$21,004,279	1,359,852	$13,695,275

	SA MFS Blue Chip Growth Portfolio
	Class 1				Class 2
	For the year ended January 31, 2019		For the year ended January 31, 2018		For the year ended January 31, 2019		For the year ended January 31, 2018
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	9,486,350	$135,041,835	6,748,525	$85,229,705	14,890	$203,374	11,679	$134,753

Reinvested dividends	3,442,398	44,647,902	1,018,262	12,678,251	20,012	258,559	7,307	90,690

Shares redeemed	(7,795,923)	(107,069,046)	(4,166,912)	(52,826,543)	(46,802)	(645,059)	(51,163)	(627,190)

Net increase (decrease)	5,132,825	$72,620,691	3,599,875	$45,081,413	(11,900)	$(183,126)	(32,177)	$(401,747)

*	Commencement of operations
@	See Note 13

567

	Class 3
	For the year ended January 31, 2019		For the year ended January 31, 2018
	Shares	Amount	Shares	Amount

Shares sold	1,183,984	$14,885,010	789,943	$9,535,700

Reinvested dividends	737,740	9,472,582	262,327	3,235,734

Shares redeemed	(1,941,857)	(26,504,601)	(2,097,077)	(25,447,737)

Net increase (decrease)	(20,133)	$(2,147,009)	(1,044,807)	$(12,676,303)

	SA MFS Massachusetts Investors Portfolio
	Class 1				Class 2
	For the year ended January 31, 2019		For the year ended January 31, 2018		For the year ended January 31, 2019		For the year ended January 31, 2018
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	298,962	$7,222,285	405,713	$9,374,999	23,274	$573,326	22,164	$527,655
Reinvested dividends	2,712,074	61,916,654	1,124,642	26,047,382	35,488	810,908	13,567	314,470
Shares redeemed	(6,259,886)	(152,447,229)	(3,645,979)	(84,399,799)	(90,146)	(2,221,959)	(81,131)	(1,871,955)

Net increase (decrease)	(3,248,850)	$(83,308,290)	(2,115,624)	$(48,977,418)	(31,384)	$(837,725)	(45,400)	$(1,029,830)

	Class 3
	For the year ended January 31, 2019		For the year ended January 31, 2018
	Shares	Amount	Shares	Amount

Shares sold	590,752	$12,817,825	406,562	$9,166,476

Reinvested dividends	1,549,479	35,219,651	591,078	13,636,070

Shares redeemed	(2,695,269)	(65,661,769)	(3,243,911)	(74,135,117)

Net increase (decrease)	(555,038)	$(17,624,293)	(2,246,271)	$(51,332,571)

	SA MFS Total Return Portfolio
	Class 1				Class 2
	For the year ended January 31, 2019		For the year ended January 31, 2018		For the year ended January 31, 2019		For the year ended January 31, 2018
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	121,103	$2,243,361	194,926	$3,817,528	7,202	$133,470	29,121	$563,978
Reinvested dividends	739,409	13,161,473	779,215	14,859,373	108,554	1,934,430	116,665	2,226,809
Shares redeemed	(1,501,677)	(28,230,421)	(1,458,169)	(28,798,988)	(230,458)	(4,327,892)	(245,700)	(4,830,813)

Net increase (decrease)	(641,165)	$(12,825,587)	(484,028)	$(10,122,087)	(114,702)	$(2,259,992)	(99,914)	$(2,040,026)

	Class 3
	For the year ended January 31, 2019		For the year ended January 31, 2018
	Shares	Amount	Shares	Amount

Shares sold	1,410,229	$26,507,664	1,551,761	$30,540,953
Reinvested dividends	1,323,302	23,501,842	1,292,805	24,608,435
Shares redeemed	(2,616,266)	(48,991,890)	(2,535,464)	(49,762,297)

Net increase (decrease)	117,265	$1,017,616	309,102	$5,387,091

	SA Mid Cap Index Portfolio
	Class 1				Class 3
	For the year ended January 31, 2019		For the period February 6, 2017* to January 31, 2018		For the year ended January 31, 2019		For the period February 6, 2017* to January 31, 2018
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	8,474,861	$95,173,970	16,170,743	$166,158,755	258,096	$2,950,711	43,851	$484,967
Reinvested dividends	925,250	8,967,054	223,479	2,508,215	9,596	92,951	333	3,742
Shares redeemed	(1,506,243)	(16,778,445)	(1,191,102)	(12,609,561)	(44,401)	(467,149)	(13,058)	(149,742)

Net increase (decrease)	7,893,868	$87,362,579	15,203,120	$156,057,409	223,291	$2,576,513	31,126	$338,967

*	Commencement of operations

568

	SA Morgan Stanley International Equities Portfolio
	Class 1				Class 2
	For the year ended January 31, 2019		For the year ended January 31, 2018		For the year ended January 31, 2019		For the year ended January 31, 2018
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	1,999,776	$20,896,453	7,986,111	$84,995,678	55,286	$578,633	66,006	$670,325
Reinvested dividends	1,302,183	12,670,243	389,344	4,130,347	36,142	350,212	11,088	117,165
Shares redeemed	(6,694,460)	(70,907,357)	(4,874,148)	(47,840,291)	(197,392)	(2,034,986)	(224,350)	(2,284,785)

Net increase (decrease)	(3,392,501)	$(37,340,661)	3,501,307	$41,285,734	(105,964)	$(1,106,141)	(147,256)	$(1,497,295)

	Class 3
	For the year ended January 31, 2019		For the year ended January 31, 2018
	Shares	Amount	Shares	Amount

Shares sold	1,213,869	$12,199,777	699,226	$7,135,117
Reinvested dividends	478,734	4,629,355	138,741	1,463,267
Shares redeemed	(2,302,815)	(23,905,550)	(3,123,541)	(31,782,796)

Net increase (decrease)	(610,212)	$(7,076,418)	(2,285,574)	$(23,184,412)

	SA Oppenheimer Main Street Large Cap Portfolio
	Class 1				Class 2
	For the year ended January 31, 2019		For the year ended January 31, 2018		For the year ended January 31, 2019		For the year ended January 31, 2018
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	164,121	$3,594,337	1,532,584	$34,578,279	12,325	$260,009	2,581	$58,519
Reinvested dividends	1,053,218	22,939,099	532,603	11,800,747	11,835	257,893	6,278	139,093
Shares redeemed	(2,144,016)	(48,547,299)	(1,323,055)	(29,289,387)	(30,001)	(676,563)	(53,979)	(1,194,132)

Net increase (decrease)	(926,677)	$(22,013,863)	742,132	$17,089,639	(5,841)	$(158,661)	(45,120)	$(996,520)

	Class 3
	For the year ended January 31, 2019		For the year ended January 31, 2018
	Shares	Amount	Shares	Amount

Shares sold	309,209	$6,501,830	262,201	$5,740,749

Reinvested dividends	309,638	6,719,142	146,500	3,233,758

Shares redeemed	(660,842)	(14,855,443)	(609,020)	(13,403,847)

Net increase (decrease)	(41,995)	$(1,634,471)	(200,319)	$(4,429,340)

	SA PIMCO VCP Tactical Balanced Portfolio
	Class 1				Class 3
	For the year ended January 31, 2019		For the year ended January 31, 2018		For the year ended January 31, 2019		For the year ended January 31, 2018
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	—	$—	—	$—	5,466,394	$62,298,332	10,642,018	$126,094,500

Reinvested dividends	1,997	20,174	475	5,673	21,668,818	218,204,998	5,317,577	63,395,993

Shares redeemed	—	—	—	—	(8,896,586)	(103,551,698)	(3,827,464)	(46,500,163)

Net increase (decrease)	1,997	$20,174	475	$5,673	18,238,626	$176,951,632	12,132,131	$142,990,330

	SA PineBridge High-Yield Bond Portfolio
	Class 1				Class 2
	For the year ended January 31, 2019		For the year ended January 31, 2018		For the year ended January 31, 2019		For the year ended January 31, 2018
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	4,550,153	$25,047,098	2,659,795	$15,731,221	42,939	$246,094	168,803	$1,017,574

Reinvested dividends	2,116,050	11,384,353	2,877,318	16,545,044	105,131	565,607	154,346	887,189

Shares redeemed	(7,355,250)	(41,665,519)	(23,208,026)	(138,394,063)	(300,009)	(1,682,659)	(426,438)	(2,534,100)

Net increase (decrease)	(689,047)	$(5,234,068)	(17,670,913)	$(106,117,798)	(151,939)	$(870,958)	(103,289)	$(629,337)

569

	Class 3
	For the year ended January 31, 2019		For the year ended January 31, 2018
	Shares	Amount	Shares	Amount

Shares sold	3,846,333	$21,382,498	4,222,421	$24,915,888

Reinvested dividends	1,969,693	10,537,859	2,747,894	15,705,790

Shares redeemed	(8,388,409)	(46,749,676)	(7,398,595)	(43,651,762)

Net increase (decrease)	(2,572,383)	$(14,829,319)	(428,280)	$(3,030,084)

	SA Putnam International Growth and Income Portfolio
	Class 1				Class 2
	For the year ended January 31, 2019		For the year ended January 31, 2018		For the year ended January 31, 2019		For the year ended January 31, 2018
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	1,107,677	$11,277,984	1,446,799	$15,697,120	24,048	$235,241	27,191	$305,902
Reinvested dividends	475,364	4,615,788	264,273	2,888,400	15,103	147,410	7,239	79,535
Shares redeemed	(3,316,964)	(35,891,935)	(6,634,023)	(68,400,605)	(102,538)	(1,086,422)	(108,232)	(1,151,641)

Net increase (decrease)	(1,733,923)	$(19,998,163)	(4,922,951)	$(49,815,085)	(63,387)	$(703,771)	(73,802)	$(766,204)

	SA Putnam International Growth and Income Portfolio
	Class 3
	For the year ended January 31, 2019		For the year ended January 31, 2018
	Shares	Amount	Shares	Amount

Shares sold	1,201,307	$12,090,676	330,135	$3,536,345

Reinvested dividends	348,035	3,389,861	156,866	1,719,144

Shares redeemed	(2,297,622)	(24,448,957)	(3,262,246)	(34,267,107)

Net increase (decrease)	(748,280)	$(8,968,420)	(2,775,245)	$(29,011,618)

	SA Schroders VCP Global Allocation Portfolio
	Class 1				Class 3
	For the year ended January 31, 2019		For the year ended January 31, 2018		For the year ended January 31, 2019		For the year ended January 31, 2018
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	6,966	$68,072	13,606	$164,755	4,099,329	$48,261,373	13,937,755	$158,702,710

Reinvested dividends	1,108	11,763	102	1,194	5,452,928	57,890,989	526,966	6,187,420

Shares redeemed	(4)	(45)	(13,606)	(167,886)	(4,514,199)	(52,084,264)	(1,578,318)	(18,466,311)

Net increase (decrease)	8,070	$79,790	102	$(1,937)	5,038,058	$54,068,098	12,886,403	$146,423,819

	SA Small Cap Index Portfolio
	Class 1				Class 3
	For the year ended January 31, 2019		For the period February 6, 2017* to January 31, 2018		For the year ended January 31, 2019		For the period February 6, 2017* to January 31, 2018
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	7,206,304	$84,979,489	15,398,975	$161,527,623	303,582	$3,600,514	35,483	$392,703

Reinvested dividends	997,214	9,775,596	177,074	2,024,545	10,901	106,865	167	1,908

Shares redeemed	(1,559,516)	(17,980,871)	(1,000,309)	(10,796,927)	(88,642)	(988,442)	(6,871)	(79,978)

Net increase (decrease)	6,644,002	$76,774,214	14,575,740	$152,755,241	225,841	$2,718,937	28,779	$314,633

*	Commencement of operations

570

	SA T. Rowe Price Asset Allocation Growth Portfolio
	Class 1				Class 3
	For the year ended January 31, 2019		For the period October 6, 2017* to January 31, 2018		For the year ended January 31, 2019		For the period October 6, 2017* to January 31, 2018
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	9,561	$99,854	10,322	$103,422	9,698,251	$100,662,169	1,948,651	$19,863,023

Reinvested dividends	268	2,584	34	347	117,706	1,140,111	4,006	41,222

Shares redeemed	(2,111)	(22,256)	—	—	(109,115)	(1,103,537)	(15,614)	(160,783)

Net increase (decrease)	7,718	$80,182	10,356	$103,769	9,706,842	$100,698,743	1,937,043	$19,743,462

	SA T. Rowe Price VCP Balanced Portfolio
	Class 1				Class 3
	For the year ended January 31, 2019		For the year ended January 31, 2018		For the year ended January 31, 2019		For the year ended January 31, 2018
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	5,324	$67,042	0	$4	20,957,949	$262,218,811	35,664,431	$419,935,084

Reinvested dividends	1,568	17,964	37	455	11,084,782	127,172,190	313,229	3,857,041

Shares redeemed	(84)	(983)	—	—	(5,972,293)	(74,222,117)	(2,993,948)	(35,796,974)

Net increase (decrease)	6,808	$84,023	37	$459	26,070,438	$315,168,884	32,983,712	$387,995,151

	SA Templeton Foreign Value Portfolio
	Class 1				Class 2
	For the year ended January 31, 2019		For the year ended January 31, 2018		For the year ended January 31, 2019		For the year ended January 31, 2018
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	1,846,077	$30,303,153	22,506	$369,479	35,377	$515,485	11,574	$194,011

Reinvested dividends	1,663,908	23,097,692	776,890	12,933,643	56,143	779,654	20,134	335,261

Shares redeemed	(11,046,206)	(182,049,265)	(8,105,922)	(125,407,333)	(109,603)	(1,757,712)	(136,250)	(2,204,169)

Net increase (decrease)	(7,536,221)	$(128,648,420)	(7,306,526)	$(112,104,211)	(18,083)	$(462,573)	(104,542)	$(1,674,897)

	Class 3
	For the year ended January 31, 2019		For the year ended January 31, 2018
	Shares	Amount	Shares	Amount

Shares sold	2,899,305	$43,581,813	797,938	$12,944,431

Reinvested dividends	2,303,075	31,901,366	793,186	13,171,778

Shares redeemed	(4,620,902)	(73,265,737)	(6,198,466)	(99,699,829)

Net increase (decrease)	581,478	$2,217,442	(4,607,342)	$(73,583,620)

	SA VCP Dynamic Allocation Portfolio
	Class 1				Class 3
	For the year ended January 31, 2019		For the year ended January 31, 2018		For the year ended January 31, 2019		For the year ended January 31, 2018
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	12,113	$173,520	2,347	$32,415	20,478,637	$281,679,454	18,622,689	$254,456,335

Reinvested dividends	4,087	49,385	344	4,717	144,351,280	1,743,798,539	27,889,144	381,316,444

Shares redeemed	(10,554)	(119,478)	(16)	(228)	(90,380,414)	(1,232,045,042)	(77,943,508)	(1,054,712,749)

Net increase (decrease)	5,646	$103,427	2,675	$36,904	74,449,503	$793,432,951	(31,431,675)	$(418,939,970)

*	Commencement of operations

571

	SA VCP Dynamic Strategy Portfolio
	Class 1				Class 3
	For the year ended January 31, 2019		For the year ended January 31, 2018		For the year ended January 31, 2019		For the year ended January 31, 2018
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	11,910	$169,491	2,296	$31,564	12,019,845	$163,472,738	9,082,486	$123,279,227

Reinvested dividends	3,509	43,005	335	4,589	65,372,770	801,640,615	14,602,417	199,393,802

Shares redeemed	(9,961)	(113,584)	(14)	(199)	(52,396,208)	(712,316,471)	(42,718,000)	(578,038,797)

Net increase (decrease)	5,458	$98,912	2,617	$35,954	24,996,407	$252,796,882	(19,033,097)	$(255,365,768)

	SA VCP Index Allocation Portfolio
	Class 1				Class 3
	For the year ended January 31, 2019		For the period October 6, 2017* to January 31, 2018		For the year ended January 31, 2019		For the period October 6, 2017* to January 31, 2018
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	—	$—	10,000	$100,000	20,921,434	$220,647,446	2,217,094	$22,941,548

Reinvested dividends	361	3,372	51	531	631,530	5,898,661	6,525	67,849

Shares redeemed	—	—	—	—	(901,786)	(8,619,033)	(14,621)	(152,889)

Net increase (decrease)	361	$3,372	10,051	$100,531	20,651,178	$217,927,074	2,208,998	$22,856,508

	SA WellsCap Aggressive Growth Portfolio
	Class 1				Class 2
	For the year ended January 31, 2019		For the year ended January 31, 2018		For the year ended January 31, 2019		For the year ended January 31, 2018
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	996,474	$24,463,311	98,214	$1,972,742	3,143	$63,891	2,896	$54,553

Reinvested dividends	595,856	12,113,752	—	—	21,515	428,588	—	—

Shares redeemed	(609,878)	(14,282,633)	(455,395)	(9,198,875)	(16,841)	(393,493)	(29,266)	(595,050)

Net increase (decrease)	982,452	$22,294,430	(357,181)	$(7,226,133)	7,817	$98,986	(26,370)	$(540,497)

	SA WellsCap Aggressive Growth Portfolio
	Class 3
	For the year ended January 31, 2019		For the year ended January 31, 2018
	Shares	Amount	Shares	Amount

Shares sold	203,773	$4,190,856	216,834	$4,197,895

Reinvested dividends	206,143	4,040,393	—	—

Shares redeemed	(332,339)	(7,365,658)	(371,156)	(7,259,426)

Net increase (decrease)	77,577	$865,591	(154,322)	$(3,061,531)

*	Commencement of operations

Note 8.  Transactions with Affiliates

The following Portfolios incurred brokerage commissions with affiliated brokers for the period ended January 31, 2019:

Portfolio	Invesco Capital Markets, Inc.	National Financial Services, LLC	Oppenheimer & Co., Inc.
SA Fidelity Institutional AMSM Real Estate	$—	$25,333	$—
SA Invesco Growth Opportunities	736	—	—
SA Invesco VCP Equity-Income	1,925	—	—
SA Oppenheimer Main Street Large Cap	—	—	3,681

572

As disclosed in the Portfolio of Investments, certain Portfolios owned shares of various SunAmerica Mutual Funds (SunAmerica Series Trust, Anchor Series Trust and Seasons Series Trust) and securities issued by American International Group, Inc. (“AIG”) or an affiliate thereof. For the period ended January 31, 2019, transactions in these securities were as follows:

SA Global Index Allocation 60/40 Portfolio

Security	Income	Capital Gain Distribution Received	Value at January 31, 2018	Cost of Purchases†	Proceeds of Sales	Realized Gain/(Loss)	Change in Unrealized Gain (Loss)	Value at January 31, 2019
SunAmerica Series Trust
SunAmerica Series Trust SA Emerging Markets Equity Index, Class 1	$6,292	$—	$—	$611,678	$63,424	$(8,007)	$14,356	$554,603
SunAmerica Series Trust SA Fixed Income Index Portfolio, Class 1	110,456	—	—	4,302,436	426,492	(5,524)	(6,782)	3,863,638
SunAmerica Series Trust SA Fixed Income Intermediate Index Portfolio, Class 1	45,207	—	—	3,259,993	1,056,841	1,617	5,503	2,210,272
SunAmerica Series Trust SA International Index Portfolio, Class 1	82,995	5,395	—	4,874,579	306,074	(52,745)	(210,679)	4,305,081
SunAmerica Series Trust SA Large Cap Index Portfolio, Class 1	105,113	90,911	—	4,521,531	302,660	(29,522)	(203,226)	3,986,123
SunAmerica Series Trust SA Mid Cap Index Portfolio, Class 1	7,434	22,532	—	1,049,885	68,967	(10,308)	(52,345)	918,265
SunAmerica Series Trust SA Small Cap Index Portfolio, Class 1	3,382	17,272	—	626,140	33,648	(7,942)	(42,981)	541,569

	$360,879	$136,110	$—	$19,246,242	$2,258,106	$(112,431)	$(496,154)	$16,379,551

†	Includes reinvestments of distributions paid.

SA Global Index Allocation 75/25 Portfolio

Security	Income	Capital Gain Distributions Received	Value at January 31, 2018	Cost of Purchases†	Proceeds of Sales	Realized Gain/(Loss)	Change in Unrealized Gain (Loss)	Value at January 31, 2019
SunAmerica Series Trust
SunAmerica Series Trust SA Emerging Markets Equity Index, Class 1	$13,116	$—	$—	$1,247,102	$109,034	$(15,171)	$33,047	$1,155,944
SunAmerica Series Trust SA Fixed Income Index Portfolio, Class 1	80,594	—	—	3,342,242	527,084	(7,089)	(6,472)	2,801,597
SunAmerica Series Trust SA Fixed Income Intemediate Index Portfolio, Class 1	36,013	—	—	2,672,526	912,728	398	2,539	1,762,735
SunAmerica Series Trust SA International Index Portfolio, Class 1	128,143	7,843	—	7,512,964	513,999	(80,293)	(300,188)	6,618,484
SunAmerica Series Trust SA Large Cap Index Portfolio, Class 1	160,437	137,152	—	7,080,679	479,759	(45,076)	(351,194)	6,204,650
SunAmerica Series Trust SA Mid Cap Index Portfolio, Class 1	12,318	37,334	—	1,729,432	120,577	(17,664)	(83,150)	1,508,041
SunAmerica Series Trust SA Small Cap Index Portfolio, Class 1	7,353	37,483	—	1,384,852	93,377	(18,416)	(92,670)	1,180,389

	$437,974	$219,812	$—	$24,969,797	$2,756,558	$(183,311)	$(798,088)	$21,231,840

†	Includes reinvestments of distributions paid.

573

SA Global Index Allocation 90/10 Portfolio

Security	Income	Capital Gain Distribution Received	Value at January 31, 2018	Cost of Purchases†	Proceeds of Sales	Realized Gain/(Loss)	Change in Unrealized Gain (Loss)	Value at January 31, 2019
SunAmerica Series Trust
SunAmerica Series Trust SA Emerging Markets Equity Index Portfolio, Class 1	$46,232	$—	$—	$4,208,777	$239,398	$(24,717)	$73,775	$4,018,437
SunAmerica Series Trust SA Fixed Income Index Portfolio, Class 1	94,754	—	—	4,127,590	1,049,640	(11,123)	(10,972)	3,055,855
SunAmerica Series Trust SA Fixed Income Intermediate Index Portfolio, Class 1	38,437	—	—	3,677,946	1,876,625	1,774	2,846	1,805,941
SunAmerica Series Trust SA International Index Portfolio, Class 1	565,011	37,189	—	31,485,053	890,808	(128,990)	(1,703,223)	28,762,032
SunAmerica Series Trust SA Large Cap Index Portfolio, Class 1	663,550	572,685	—	26,746,532	499,676	(38,123)	(1,532,108)	24,676,625
SunAmerica Series Trust SA Mid Cap Index Portfolio, Class 1	55,287	167,570	—	7,365,062	151,214	(16,653)	(457,563)	6,739,632
SunAmerica Series Trust SA Small Cap Index Portfolio, Class 1	30,348	155,069	—	5,402,803	93,337	(14,986)	(461,681)	4,832,799

	$1,493,619	$932,513	$—	$83,013,763	$4,800,698	$(232,818)	$(4,088,926)	$73,891,321

†	Includes reinvestments of distributions paid.

SA Index Allocation 60/40 Portfolio

Security	Income	Capital Gain Distribution Received	Value at January 31, 2018	Cost of Purchases†	Proceeds of Sales	Realized Gain/(Loss)	Change in Unrealized Gain (Loss)	Value at January 31, 2019
SunAmerica Series Trust
SunAmerica Series Trust SA Fixed Income Index Portfolio, Class 1	$612,660	$—	$6,284,635	$15,214,700	$2,017,313	$(56,429)	$(114,076)	$19,311,517
SunAmerica Series Trust SA Fixed Income Intermediate Index Portfolio, Class 1	245,252	—	5,696,949	9,606,612	4,301,103	(66,844)	90,914	11,026,528
SunAmerica Series Trust SA International Index Portfolio, Class 1	158,364	10,385	4,320,560	5,864,326	1,691,198	93,185	(1,000,528)	7,586,345
SunAmerica Series Trust SA Large Cap Index Portfolio, Class 1	999,416	872,184	15,710,804	24,476,559	3,792,000	384,252	(2,557,904)	34,221,711
SunAmerica Series Trust SA Mid Cap Index Portfolio, Class 1	40,255	122,010	1,391,984	3,748,155	199,161	7,353	(322,908)	4,625,423
SunAmerica Series Trust SA Small Cap Index Portfolio, Class 1	36,139	185,055	1,741,804	4,336,633	216,232	6,467	(447,054)	5,421,618

	$2,092,086	$1,189,634	35,146,736	63,246,985	12,217,007	367,984	(4,351,556)	82,193,142

†	Includes reinvestments of distributions paid.

SA Index Allocation 80/20 Portfolio

Security	Income	Capital Gain Distribution Received	Value at January 31, 2018	Cost of Purchases†	Proceeds of Sales	Realized Gain/(Loss)	Change in Unrealized Gain (Loss)	Value at January 31, 2019
SunAmerica Series Trust
SunAmerica Series Trust SA Fixed Income Index Portfolio, Class 1	$574,175	$—	$6,702,607	$14,674,429	$3,482,434	$(108,473)	$(75,378)	$17,710,751
SunAmerica Series Trust SA Fixed Income Intermediate Index Portfolio, Class 1	226,599	—	5,220,065	9,662,292	4,827,590	(72,917)	95,790	10,077,640
SunAmerica Series Trust SA International Index Portfolio, Class 1	493,729	33,455	13,619,092	16,048,740	3,005,834	175,032	(2,978,168)	23,858,862
SunAmerica Series Trust SA Large Cap Index Portfolio, Class 1	2,516,481	2,196,461	44,373,375	55,551,793	7,755,351	918,752	(6,784,447)	86,304,122
SunAmerica Series Trust SA Mid Cap Index Portfolio, Class 1	162,640	492,946	6,113,508	14,469,793	400,273	29,784	(1,328,551)	18,884,261
SunAmerica Series Trust SA Small Cap Index Portfolio, Class 1	73,002	373,906	3,841,476	8,290,552	202,880	16,505	(916,120)	11,029,533

	$4,046,626	$3,096,768	$79,870,123	$118,697,599	$19,674,362	$958,683	$(11,986,874)	$167,865,169

†	Includes reinvestments of distributions paid.

574

SA Index Allocation 90/10 Portfolio

Security	Income	Capital Gain Distribution Received	Value at January 31, 2018	Cost of Purchases†	Proceeds of Sales	Realized Gain/(Loss)	Change in Unrealized Gain (Loss)	Value at January 31, 2019
SunAmerica Series Trust
SunAmerica Series Trust SA Fixed Income Index Portfolio, Class 1	$693,005	$—	$6,687,453	$22,149,289	$7,511,225	$(189,591)	$(35,777)	$21,100,149
SunAmerica Series Trust SA Fixed Income Intermediate Index Portfolio, Class 1	260,537	—	5,180,037	17,043,293	11,181,899	(51,205)	86,125	11,076,351
SunAmerica Series Trust SA International Index Portfolio, Class 1	1,862,616	127,492	48,809,379	58,123,490	8,372,899	414,744	(10,896,728)	88,077,986
SunAmerica Series Trust SA Large Cap Index Portfolio, Class 1	7,700,614	6,718,622	133,782,393	163,182,196	20,425,411	2,534,289	(20,770,558)	258,302,909
SunAmerica Series Trust SA Mid Cap Index Portfolio, Class 1	453,275	1,373,834	17,481,028	38,288,778	1,024,062	90,940	(3,836,747)	50,999,937
SunAmerica Series Trust SA Small Cap Index Portfolio, Class 1	203,503	1,042,278	10,669,922	22,371,946	505,341	52,073	(2,629,703)	29,958,897

	$11,173,550	$9,262,226	$222,610,212	$321,158,992	$49,020,837	$2,851,250	$(38,083,388)	$459,516,229

†	Includes reinvestments of distributions paid.

SA Large Cap Index Portfolio

Security	Income	Capital Gain Distributions Received	Value at January 31, 2018	Cost of Purchases	Proceeds of Sales	Realized Gain/(Loss)	Change in Unrealized Gain/(Loss)	Value at January 31, 2019
American International Group, Inc. — Common Stock	$97,072	$—	$4,839,959	$24,088	$22,410	$3,251	$(1,568,659)	$3,276,229

SA Large Cap Value Index

Security	Income	Capital Gain Distributions Received	Value at January 31, 2018	Cost of Purchases	Proceeds of Sales	Realized Gain/(Loss)	Change in Unrealized Gain/(Loss)	Value at January 31, 2019
American International Group, Inc. — Common Stock	$18,848	$—	$—	$1,108,573	$34,501	$(14,216)	$(246,311)	$813,545

SA T. Rowe Price Asset Allocation Growth Portfolio

Security	Income	Capital Gain Distribution Received	Value at January 31, 2018	Cost of Purchases	Proceeds of Sales	Realized Gain/Loss	Change in Unrealized Gain/(Loss)	Value at January 31, 2019
AIG Global Funding 2.15% due 07/02/2020	$281	$—	$—	$24,514	$24,529	$15	$—	$—
3.35% due 06/25/2021	169	—	—	19,999	19,900	(99)	—	—

	$450	$—	$—	$44,513	$44,429	$(84)	$—	$—

SunAmerica Dynamic Allocation Portfolio

Security	Income	Capital Gain Distribution Received	Value at January 31, 2018	Cost of Purchases†	Proceeds of Sales	Transactions in Connection with Acquisitions	Realized Gain/(Loss)	Change in Unrealized Gain (Loss)	Value at January 31, 2019
SunAmerica Series Trust
SA AB Growth Portfolio, Class 1	$3,232,932	$155,654,615	$647,150,835	$—	$341,540,745	$167,203,746	$85,345,788	$(208,535,794)	$349,623,830
SA DFA Ultra Short Bond Portfolio, Class 1	1,362,888	—	114,624,739	15,272,013	14,274,853	—	90,367	824,130	116,536,396

575

SunAmerica Dynamic Allocation Portfolio (continued)

Security	Income	Capital Gain Distribution Received	Value at January 31, 2018	Cost of Purchases†	Proceeds of Sales	Transactions in Connection with Acquisitions	Realized Gain/(Loss)	Change in Unrealized Gain (Loss)	Value at January 31, 2019
SA Emerging Markets Equity Index, Class 1	$551,906	$—	$—	$49,724,887	$3,261,856	$—	$(297,504)	$(2,812,051)	$43,353,476
SA Federated Corporate Bond Portfolio, Class 1	16,264,497	2,956,078	374,906,951	58,829,776	39,519,532	—	(2,676,811)	(14,605,872)	376,934,512
SA Fixed Income Index Portfolio, Class 1	5,393,693	—	166,332,699	16,142,835	15,083,791	—	25,677	(2,803,701)	164,613,719
SA Fixed Income Intermediate Index Portfolio, Class 1	2,984,574	—	125,001,771	18,046,429	11,312,842	—	(194,788)	198,880	131,739,450
SA Templeton Foreign Value Portfolio, Class 1	9,557,750	4,276,592	267,763,115	38,479,610	77,554,659	—	(3,604,196)	(44,013,021)	181,070,849
SA Franklin Small Company Value Portfolio, Class 1	958,964	13,260,404	101,663,290	15,746,668	8,379,884	—	(118,452)	(19,146,777)	89,764,845
SA Goldman Sachs Global Bond Portfolio, Class 1	1,539,274	—	41,579,029	3,150,193	3,351,953	—	(188,716)	(2,286,142)	38,902,411
SA International Index Portfolio, Class 1	2,988,690	221,848	163,198,789	8,701,488	12,569,824	—	1,144,835	(24,932,703)	135,542,585
SA Invesco Growth Opportunities Portfolio, Class 1	—	11,864,457	103,831,434	34,278,246	18,577,406	—	1,519,476	(11,409,192)	109,642,558
SA Janus Focused Growth Portfolio, Class 1	—	6,420,798	57,633,452	49,357,426	14,584,986	—	2,625,391	(9,619,233)	85,412,050
SA JPMorgan Emerging Markets Portfolio, Class 1	1,283,671	—	138,218,386	2,967,921	63,927,888	—	10,874,844	(33,113,956)	55,019,307
SA JPMorgan Equity-Income Portfolio, Class 1	8,616,642	25,256,908	479,253,551	40,955,246	76,542,588	—	13,840,034	(62,949,164)	394,557,079
SA JPMorgan Global Equities Portfolio, Class 1	5,053,827	37,711,665	317,224,620	51,347,392	36,139,649	—	10,233,855	(79,109,719)	263,556,499
SA JPMorgan MFS Core Bond Portfolio, Class 1	14,366,370	—	586,451,407	78,030,170	89,279,296	—	(1,180,118)	(3,855,425)	570,166,738
SA JPMorgan Mid-Cap Growth Portfolio, Class 1	—	11,105,642	79,103,845	36,037,605	11,482,434	—	540,188	(12,144,003)	92,055,201

576

SunAmerica Dynamic Allocation Portfolio (continued)

Security	Income	Capital Gain Distribution Received	Value at January 31, 2018	Cost of Purchases†	Proceeds of Sales	Transactions in Connection with Acquisitions	Realized Gain/(Loss)	Change in Unrealized Gain (Loss)	Value at January 31, 2019
SA Large Cap Growth Index Portfolio, Class 1	$1,050,049	$345,769	$—	$150,983,949	$16,948,093	$—	$996,240	$1,467,195	$136,499,291
SA Large Cap Index Portfolio, Class 1	33,430,125	29,521,979	1,272,398,937	81,315,570	228,763,524	—	84,645,839	(182,727,813)	1,026,869,009
SA Large Cap Value Index Portfolio, Class 1	2,771,401	276,333	—	149,566,675	9,785,568	—	203,874	(333,798)	139,651,183
SA Legg Mason BW Large Cap Value Portfolio, Class 1	4,525,711	21,867,994	278,665,293	32,593,778	23,044,675	—	(1,677,097)	(42,048,621)	244,488,678
SA MFS Blue Chip Growth Portfolio	1,484,836	27,579,236	444,845,130	41,468,606	84,983,572	—	23,752,447	(64,936,538)	360,146,073
SA MFS Massachusetts Investors Trust Portfolio, Class 1	2,730,955	29,594,374	388,076,791	37,670,878	59,829,589	—	12,362,237	(56,415,980)	321,864,337
SA Mid Cap Index Portfolio, Class 1	820,725	2,487,560	87,912,337	14,835,585	8,379,882	—	821,774	(9,033,179)	86,156,635
SA Morgan Stanley International Equities Portfolio, Class 1	3,117,018	5,810,928	303,620,564	23,336,866	57,744,601	—	2,797,350	(46,628,093)	225,382,086
SA PineBridge High-Yield Bond Portfolio, Class 1	4,964,193	—	73,035,329	9,109,668	6,284,911	—	(292,646)	(4,624,576)	70,942,864
SA Fidelity Institutional AM Real Estate Portfolio, Class 1	668,867	1,871,348	28,231,246	3,234,672	3,231,921	—	(1,170,033)	915,876	27,979,840
SA Small Cap Index Portfolio, Class 1	630,936	3,233,400	70,502,571	33,096,302	7,482,435	—	997,253	(10,003,873)	87,109,818
SA WellsCap Aggressive Growth Portfolio, Class 1	—	6,458,937	31,593,570	28,827,252	8,292,495	—	2,641,560	(10,428,458)	44,341,429
Seasons Series Trust
SA Columbia Focused Value Portfolio, Class 1	7,805,398	17,334,046	198,889,311	36,194,044	16,759,765	—	4,939,158	(44,630,863)	178,631,885
SA Multi-Managed Diversified Fixed Income Portfolio, Class 1	18,032,677	1,969,386	685,103,777	78,593,163	86,659,178	—	(3,564,045)	(7,607,449)	665,866,268

577

SunAmerica Dynamic Allocation Portfolio (continued)

Security	Income	Capital Gain Distribution Received	Value at January 31, 2018	Cost of Purchases†	Proceeds of Sales	Transactions in Connection with Acquisitions	Realized Gain/(Loss)	Change in Unrealized Gain (Loss)	Value at January 31, 2019
SA Multi-Managed International Equity Portfolio, Class 1	$6,412,294	$—	$346,374,228	$15,116,550	$99,708,644	$—	$10,765,831	$(54,595,084)	$217,952,881
SA Multi-Managed Large Cap Growth Portfolio, Class 1	1,236,188	30,385,108	196,320,085	91,449,752	55,605,307	—	6,198,234	(41,891,875)	196,470,889
SA Multi-Managed Large Cap Value Portfolio, Class 1	7,041,101	41,534,288	435,693,734	54,893,436	72,352,647	—	12,901,943	(88,740,744)	342,395,722
SA Multi Managed Mid Cap Growth Portfolio, Class 1	—	10,122,384	109,229,217	11,649,681	22,379,880	—	5,992,281	(13,724,991)	90,766,308
SA Multi-Managed Mid Cap Value Portfolio, Class 1	1,334,690	9,442,584	153,072,544	13,068,224	12,569,824	—	(2,948,189)	(17,089,996)	133,532,759
SA Multi-Managed Small Cap Portfolio, Class 1	184,217	6,896,959	108,600,434	8,608,477	16,379,883	—	1,900,717	(12,991,944)	89,737,801
SA T. Rowe Price Growth Stock Portfolio, Class 1	—	74,612,670	357,394,143	79,576,396	55,234,619	—	9,437,769	(83,449,776)	307,723,913
SA Wellington Real Return Portfolio, Class 1	7,832,873	—	206,884,053	28,692,933	22,835,743	—	(309,653)	(3,815,477)	208,616,113
Anchor Series Trust
SA Wellington Capital Appreciation Portfolio, Class 1	—	37,399,044	160,204,541	237,760,826	58,852,935	—	9,445,344	(50,344,500)	298,213,276
SA Wellington Government and Quality Bond Portfolio, Class 1	10,797,604	182,659	512,545,044	56,998,587	72,994,384	—	(1,970,183)	518,799	495,097,863

	$191,027,536	$627,655,993	$10,213,130,792	$1,835,709,775	$1,944,488,261	$167,203,746	$296,847,875	$(1,373,475,501)	$9,194,928,426

†	Includes reinvestments of distributions paid.

578

SA VCP Dynamic Strategy Portfolio

Security	Income	Capital Gain Distribution Received	Value at January 31, 2018	Cost of Purchases†	Proceeds of Sales	Realized Gain/(Loss)	Change in Unrealized Gain (Loss)	Value at January 31, 2019
SunAmerica Series Trust
SA AB Growth Portfolio, Class 1	$4,884	$14,462,859	$211,938,371	$111,657,262	$111,315,747	$22,769,803	$(34,289,366)	$200,760,323
SA AB Small & Mid Cap Value Portfolio, Class 1	716,393	19,276,023	91,408,446	35,274,002	18,882,208	(2,592,878)	(24,470,258)	80,737,104
SA Boston Company Capital Growth Portfolio, Class 1	605,900	34,206,033	112,740,125	35,078,920	129,512,224	10,861,854	(29,168,675)	—
SA DFA Ultra Short Bond Portfolio, Class 1	457,894	—	44,686,191	601,384	5,251,294	39,096	288,596	40,363,973
SA Dogs of Wall Street Portfolio, Class 1	3,723,051	17,616,811	154,453,835	35,845,649	20,899,854	2,703,657	(21,063,129)	151,040,158
SA Emerging Markets Equity Index, Class 1	369,077	—	—	33,427,424	2,345,131	(177,779)	(1,890,182)	29,014,332
SA Federated Corporate Bond Portfolio, Class 1	5,867,401	1,066,402	165,550,311	7,409,116	33,217,842	(1,659,631)	(4,831,701)	133,250,253
SA Fidelity Institutional AM Real Estate Portfolio, Class 1	672,246	1,880,802	28,186,805	2,642,729	2,407,059	(365,680)	86,303	28,143,098
SA Fixed Income Index Portfolio, Class 1	2,716,600	—	83,102,106	9,012,550	7,917,395	11,986	(1,388,389)	82,820,858
SA Fixed Income Intermediate Index Portfolio, Class 1	1,486,823	—	67,036,712	4,719,995	6,241,088	(108,804)	108,065	65,514,880
SA Franklin Small Company Value Portfolio, Class 1	365,496	5,054,023	38,394,243	7,130,379	4,003,746	(371,474)	(7,032,273)	34,117,129
SA Goldman Sachs Global Bond Portfolio, Class 1	1,999,390	—	56,355,871	2,178,754	4,814,118	(258,717)	(3,034,816)	50,426,974
SA International Index Portfolio, Class 1	1,540,768	116,977	106,768,424	1,950,773	25,507,907	3,045,075	(16,629,092)	69,627,273
SA Invesco Growth Opportunities Portfolio, Class 1	—	2,601,305	—	29,076,383	1,322,062	(165,908)	(4,188,484)	23,399,929
SA Janus Focused Growth Portfolio, Class 1	—	9,895,087	117,527,404	41,297,396	17,760,669	1,495,961	(11,022,488)	131,537,604
SA JPMorgan Emerging Markets Portfolio, Class 1	539,165	—	—	30,661,147	2,820,065	(387,785)	(4,413,099)	23,040,198

579

SA VCP Dynamic Strategy Portfolio (continued)

Security	Income	Capital Gain Distribution Received	Value at January 31, 2018	Cost of Purchases†	Proceeds of Sales	Realized Gain/(Loss)	Change in Unrealized Gain (Loss)	Value at January 31, 2019
SA JPMorgan Equity-Income Portfolio, Class 1	$4,887,310	$14,325,573	$250,439,801	$30,014,053	$30,014,188	$2,998,263	$(29,991,842)	$223,446,087
SA JPMorgan Global Equities Portfolio, Class 1	2,286,358	17,060,804	167,339,534	21,360,171	38,120,290	10,174,913	(41,920,976)	118,833,352
SA JPMorgan MFS Core Bond Portfolio, Class 1	6,338,857	—	261,582,499	24,735,673	33,727,424	(642,850)	(1,478,099)	250,469,799
SA JPMorgan Mid Cap Growth Portfolio, Class 1	—	7,389,496	60,375,451	17,581,398	10,475,149	1,008,764	(8,833,927)	59,656,537
SA Large Cap Growth Index Portfolio, Class 1	696,290	229,280	—	96,068,246	6,386,885	344,997	447,032	90,473,390
SA Large Cap Index Portfolio, Class 1	15,195,286	13,419,848	589,732,608	30,427,560	109,542,071	35,405,942	(80,130,810)	465,893,229
SA Large Cap Value Index Portfolio, Class 1	1,494,505	149,020	—	80,768,665	5,500,790	108,755	(167,975)	75,208,655
SA Legg Mason BW Large Cap Value Portfolio, Class 1	3,150,455	15,222,829	213,693,879	19,027,392	31,242,569	(8,441,856)	(23,023,835)	170,013,011
SA MFS Blue Chip Growth, Class 1	610,201	11,333,828	49,458,219	129,935,570	10,040,460	400,177	(20,683,104)	149,070,402
SA MFS Massachusetts Investors Trust Portfolio, Class 1	2,058,825	22,310,737	335,923,354	25,362,315	84,217,513	13,392,575	(48,272,118)	242,188,613
SA Mid Cap Index Portfolio, Class 1	447,876	1,357,481	54,216,931	1,984,721	4,814,118	406,809	(4,841,142)	46,953,201
SA Morgan Stanley International Equities Portfolio, Class 1	521,270	971,781	47,381,125	1,659,875	4,153,087	(171,053)	(7,053,322)	37,663,538
SA Oppenheimer Main Street Large Cap Portfolio, Class 1	2,831,232	15,182,531	288,175,539	18,934,563	37,857,319	10,806,600	(39,984,061)	240,075,322
SA PineBridge High-Yield Bond Portfolio, Class 1	2,114,418	—	41,640,228	2,222,036	11,514,368	(284,745)	(1,895,192)	30,167,959
SA Putnam International Growth and Income Portfolio, Class 1	2,928,665	—	123,647,775	8,274,852	27,010,367	265,191	(21,751,745)	83,425,706

580

SA VCP Dynamic Strategy Portfolio (continued)

Security	Income	Capital Gain Distribution Received	Value at January 31, 2018	Cost of Purchases†	Proceeds of Sales	Realized Gain/(Loss)	Change in Unrealized Gain (Loss)	Value at January 31, 2019
SA Small Cap Index Portfolio, Class 1	$335,611	$1,722,992	$52,889,863	$2,237,967	$4,814,118	$484,941	$(4,538,007)	$46,260,646
SA Templeton Foreign Value Portfolio, Class 1	6,392,654	2,860,168	246,241,072	14,910,705	104,364,411	(1,404,100)	(34,461,370)	120,921,896
Seasons Series Trust
SA Columbia Focused Value Portfolio, Class 1	4,157,996	9,234,924	112,351,452	13,751,647	9,628,235	1,612,544	(23,067,249)	95,020,159
SA Multi-Managed Diversified Fixed Income Portfolio, Class 1	3,485,755	380,687	138,450,083	4,314,850	14,535,294	(327,466)	(1,867,526)	126,034,647
SA Multi-Managed International Equity Portfolio, Class 1	3,328,827	—	207,470,981	7,898,123	73,992,684	6,223,401	(30,410,180)	117,189,641
SA Multi-Managed Large Cap Growth Portfolio, Class 1	975,074	23,967,007	198,621,740	25,548,997	44,432,613	4,748,833	(29,716,247)	154,770,710
SA Multi-Managed Large Cap Value Portfolio, Class 1	5,257,099	31,010,756	338,850,099	37,286,171	63,347,163	911,084	(58,383,597)	255,316,594
SA Multi-Managed Mid Cap Growth Portfolio, Class 1	—	8,036,384	73,189,137	16,273,128	10,678,678	1,413,430	(8,238,968)	71,958,049
SA Multi-Managed Mid Cap Value Portfolio, Class 1	424,619	3,004,065	49,978,282	3,608,047	4,814,118	(1,144,311)	(5,275,544)	42,352,356
SA Multi-Managed Small Cap Portfolio, Class 1	269,684	10,096,762	138,391,619	26,139,932	13,357,356	177,663	(17,937,376)	133,414,482
SA Wellington Real Return Portfolio, Class 1	2,836,966	—	84,346,577	3,106,011	10,521,176	(158,447)	(1,322,097)	75,450,868
Anchor Series Trust
SA Wellington Capital Appreciation Portfolio, Class 1	—	4,336,933	—	41,371,230	1,546,954	(260,125)	(6,251,841)	33,312,310
SA Wellington Government & Quality Bond Portfolio, Class 1	3,267,301	55,272	166,090,760	3,860,664	19,242,353	(543,746)	147,863	150,313,188

	$97,358,222	$319,835,480	$5,568,627,452	$1,096,628,425	$1,214,110,160	$112,344,959	$(713,842,243)	$4,849,648,433

†	Includes reinvestments of distributions paid.

581

SA VCP Index Allocation Portfolio

Security	Income	Capital Gain Distribution Received	Value at January 31, 2018	Cost of Purchases†	Proceeds of Sales	Realized Gain/(Loss)	Change in Unrealized Gain (Loss)	Value at January 31, 2019
SunAmerica Series Trust
SunAmerica Series Trust SA Fixed Income Index Portfolio, Class 1	$954,899	$—	$2,566,135	$31,905,249	$3,584,552	$(93,164)	$(79,578)	$30,714,090
SunAmerica Series Trust SA Fixed Income Intermediate Index Portfolio, Class 1	422,396	—	2,213,807	24,662,520	7,541,707	(12,051)	60,573	19,383,142
SunAmerica Series Trust SA International Index Portfolio, Class 1	453,360	29,922	2,812,826	22,928,705	1,770,974	(106,701)	(1,566,175)	22,297,681
SunAmerica Series Trust SA Large Cap Index Portfolio, Class 1	2,457,941	2,141,575	9,411,124	87,638,394	4,576,361	29,928	(6,282,779)	86,220,306
SunAmerica Series Trust SA Mid Cap Index Portfolio, Class 1	128,886	390,642	1,126,172	15,683,683	575,008	(48,784)	(1,106,816)	15,079,247
SunAmerica Series Trust SA Small Cap Index Portfolio, Class 1	76,625	392,208	925,318	12,321,843	379,733	(47,959)	(1,123,154)	11,696,315

	$4,494,107	$2,954,347	$19,055,382	$195,140,394	$18,428,335	$(278,731)	$(10,097,929)	$185,390,781

†	Includes reinvestments of distributions paid.

At January 31, 2019, the following affiliates owned outstanding shares of the following Portfolios:

	Portfolio
Holder	SA AB Growth	SA AB Small & Mid Cap Value	SA BlackRock VCP Global Multi Asset	SA Columbia Technology	SA DFA Ultra Short Bond	SA Dogs of Wall Street	SA Emerging Markets Equity Index	SA Federated Corporate Bond
USL	2.53%	4.04%	9.59%	5.38%	3.69%	2.57%	0.03%	3.11%
AGL	60.06%	80.55%	86.93%	93.88%	56.69%	53.56%	0.74%	58.42%
VALIC	0.09%	0.15%	3.48%	0.74%	0.21%	0.59%	—	0.22%
Seasons Series Trust Allocation Balanced Portfolio	0.24%	—	—	—	0.40%	—	1.15%	0.87%
Seasons Series Trust Allocation Growth Portfolio	0.31%	—	—	—	0.08%	—	2.04%	0.18%
Seasons Series Trust Allocation Moderate Growth Portfolio	0.74%	—	—	—	0.56%	—	4.54%	1.09%
Seasons Series Trust Allocation Moderate Portfolio	0.44%	—	—	—	0.39%	—	2.30%	0.90%
SAST SunAmerica Dynamic Allocation Portfolio	22.52%	—	—	—	28.21%	—	49.52%	26.01%
SAST SunAmerica Dynamic Strategy Portfolio	12.93%	15.26%	—	—	9.77%	43.28%	33.14%	9.20%
SAST SunAmerica Index Allocation 60/40 Portfolio	—	—	—	—	—	—	—	—
SAST SunAmerica Index Allocation 80/20 Portfolio	—	—	—	—	—	—	—	—
SAST SunAmerica Index Allocation 90/10 Portfolio	—	—	—	—	—	—	—	—
SAST SunAmerica Global Index Allocation 60/40 Portfolio	—	—	—	—	—	—	—	—
SAST SunAmerica Global Index Allocation 75/25 Portfolio	—	—	—	—	—	—	0.63%	—
SAST SunAmerica Global Index Allocation 90/10 Portfolio	—	—	—	—	—	—	1.32%	—
SAST SunAmerica VCP Index Allocation Portfolio	—	—	—	—	—	—	4.59%	—

582

	Portfolio
Holder	SA Fidelity Institutional AMSM Real Estate	SA Fixed Income Index	SA Fixed Income Intermediate Index	SA Franklin Small Company Value	SA Global Index Allocation 60/40	SA Global Index Allocation 75/25	SA Global Index Allocation 90/10	SA Goldman Sachs Global Bond
USL	4.11%	0.17%	0.21%	2.84%	6.54%	5.66%	9.38%	5.36%
AGL	75.26%	1.93%	3.36%	57.39%	92.36%	92.41%	89.26%	71.83%
VALIC	0.04%	0.16%	0.07%	0.12%	1.10%	1.93%	1.36%	0.43%
Seasons Series Trust Allocation Balanced Portfolio	—	4.33%	2.01%	0.20%	—	—	—	—
Seasons Series Trust Allocation Growth Portfolio	—	1.73%	0.42%	0.36%	—	—	—	—
Seasons Series Trust Allocation Moderate Growth Portfolio	—	5.40%	2.30%	1.15%	—	—	—	—
Seasons Series Trust Allocation Moderate Portfolio	—	4.55%	2.63%	0.35%	—	—	—	—
SAST SunAmerica Dynamic Allocation Portfolio	10.27%	38.89%	46.06%	27.24%	—	—	—	9.75%
SAST SunAmerica Dynamic Strategy Portfolio	10.32%	19.57%	22.90%	10.35%	—	—	—	12.63%
SAST SunAmerica Index Allocation 60/40 Portfolio	—	4.56%	3.85%	—	—	—	—	—
SAST SunAmerica Index Allocation 80/20 Portfolio	—	4.18%	3.52%	—	—	—	—	—
SAST SunAmerica Index Allocation 90/10 Portfolio	—	4.98%	3.87%	—	—	—	—	—
SAST SunAmerica Global Index Allocation 60/40 Portfolio	—	7.26%	6.78%	—	—	—	—	—
SAST SunAmerica Global Index Allocation 75/25 Portfolio	—	0.91%	0.77%	—	—	—	—	—
SAST SunAmerica Global Index Allocation 90/10 Portfolio	—	0.66%	0.62%	—	—	—	—	—
SAST SunAmerica VCP Index Allocation Portfolio	—	0.72%	0.63%	—	—	—	—	—

	Portfolio
Holder	SA Goldman Sachs Multi- Asset Insights	SA Index Allocation 60/40	SA Index Allocation 80/20	SA Index Allocation 90/10	SA International Index	SA Invesco Growth Opportunities	SA Invesco VCP Equity- Income	SA Janus Focused Growth
USL	6.64%	13.23%	13.05%	7.83%	0.03%	2.67%	10.33%	1.67%
AGL	92.70%	84.06%	83.27%	86.74%	0.34%	52.76%	88.30%	38.30%
VALIC	0.66%	2.71%	3.68%	5.43%	0.02%	0.05%	1.37%	0.10%
Seasons Series Trust Allocation Balanced Portfolio	—	—	—	—	0.35%	0.35%	—	0.28%
Seasons Series Trust Allocation Growth Portfolio	—	—	—	—	1.10%	0.46%	—	0.53%
Seasons Series Trust Allocation Moderate Growth Portfolio	—	—	—	—	2.49%	1.20%	—	1.11%
Seasons Series Trust Allocation Moderate Portfolio	—	—	—	—	0.43%	0.47%	—	0.59%
SAST SunAmerica Dynamic Allocation Portfolio	—	—	—	—	33.39%	34.65%	—	22.61%
SAST SunAmerica Dynamic Strategy Portfolio	—	—	—	—	17.15%	7.39%	—	34.81%
SAST SunAmerica Index Allocation 60/40 Portfolio	—	—	—	—	1.87%	—	—	—
SAST SunAmerica Index Allocation 80/20 Portfolio	—	—	—	—	5.88%	—	—	—
SAST SunAmerica Index Allocation 90/10 Portfolio	—	—	—	—	21.69%	—	—	—
SAST SunAmerica Global Index Allocation 60/40 Portfolio	—	—	—	—	5.49%	—	—	—
SAST SunAmerica Global Index Allocation 75/25 Portfolio	—	—	—	—	1.06%	—	—	—
SAST SunAmerica Global Index Allocation 90/10 Portfolio	—	—	—	—	1.63%	—	—	—
SAST SunAmerica VCP Index Allocation Portfolio	—	—	—	—	7.08%	—	—	—

583

	Portfolio
Holder	SA JPMorgan Diversified Balanced	SA JPMorgan Emerging Markets	SA JPMorgan Equity- Income	SA JPMorgan Global Equities	SA JPMorgan MFS Core Bond	SA JPMorgan Mid-Cap Growth	SA Large Cap Growth Index	SA Large Cap Index
USL	6.30%	3.05%	1.65%	0.70%	2.72%	2.72%	0.03%	0.05%
AGL	93.03%	61.88%	34.46%	17.06%	48.42%	54.26%	0.20%	1.22%
VALIC	0.67%	0.16%	0.13%	0.01%	0.22%	0.07%	0.00%	0.01%
Seasons Series Trust Allocation Balanced Portfolio	—	0.40%	0.53%	—	0.77%	0.44%	1.30%	0.36%
Seasons Series Trust Allocation Growth Portfolio	—	0.93%	0.73%	—	0.16%	0.60%	1.59%	0.50%
Seasons Series Trust Allocation Moderate Growth Portfolio	—	1.99%	1.80%	—	1.01%	1.35%	3.30%	1.37%
Seasons Series Trust Allocation Moderate Portfolio	—	1.23%	0.99%	—	0.80%	0.77%	1.79%	0.71%
SAST SunAmerica Dynamic Allocation Portfolio	—	21.40%	38.12%	56.68%	31.89%	24.14%	55.20%	49.35%
SAST SunAmerica Dynamic Strategy Portfolio	—	8.96%	21.59%	25.55%	14.01%	15.65%	36.59%	22.39%
SAST SunAmerica Index Allocation 60/40 Portfolio	—	—	—	—	—	—	—	1.65%
SAST SunAmerica Index Allocation 80/20 Portfolio	—	—	—	—	—	—	—	4.15%
SAST SunAmerica Index Allocation 90/10 Portfolio	—	—	—	—	—	—	—	12.42%
SAST SunAmerica Global Index Allocation 60/40 Portfolio	—	—	—	—	—	—	—	4.14%
SAST SunAmerica Global Index Allocation 75/25 Portfolio	—	—	—	—	—	—	—	0.19%
SAST SunAmerica Global Index Allocation 90/10 Portfolio	—	—	—	—	—	—	—	0.30%
SAST SunAmerica VCP Index Allocation Portfolio	—	—	—	—	—	—	—	1.19%

	Portfolio
Holder	SA Large Cap Value Index	SA Legg Mason BW Large Cap Value	SA Legg Mason Tactical Opportunities	SA MFS Blue Chip Growth	SA MFS Massachusetts	SA MFS Total Return	SA Mid Cap Index
USL	0.04%	2.47%	3.43%	1.11%	1.77%	2.87%	0.02%
AGL	0.51%	65.56%	96.22%	19.08%	41.09%	96.94%	0.99%
VALIC	0.00%	0.06%	0.35%	0.10%	0.13%	0.19%	0.08%
Seasons Series Trust Allocation Balanced Portfolio	1.38%	0.20%	—	0.69%	—	—	0.45%
Seasons Series Trust Allocation Growth Portfolio	1.75%	0.22%	—	0.87%	—	—	0.94%
Seasons Series Trust Allocation Moderate Growth Portfolio	3.54%	0.58%	—	2.34%	—	—	1.90%
Seasons Series Trust Allocation Moderate Portfolio	1.90%	0.43%	—	1.29%	—	—	0.89%
SAST SunAmerica Dynamic Allocation Portfolio	59.07%	17.98%	—	52.70%	32.53%	—	35.20%
SAST SunAmerica Dynamic Strategy Portfolio	31.81%	12.50%	—	21.82%	24.48%	—	19.18%
SAST SunAmerica Index Allocation 60/40 Portfolio	—	—	—	—	—	—	1.89%
SAST SunAmerica Index Allocation 80/20 Portfolio	—	—	—	—	—	—	7.72%
SAST SunAmerica Index Allocation 90/10 Portfolio	—	—	—	—	—	—	20.83%
SAST SunAmerica Global Index Allocation 60/40 Portfolio	—	—	—	—	—	—	6.16%
SAST SunAmerica Global Index Allocation 75/25 Portfolio	—	—	—	—	—	—	0.38%
SAST SunAmerica Global Index Allocation 90/10 Portfolio	—	—	—	—	—	—	0.62%
SAST SunAmerica VCP Index Allocation Portfolio	—	—	—	—	—	—	2.75%

584

	Portfolio
Holder	SA Morgan Stanley International Equities	SA Oppenheimer Main Street Large Cap	SA PIMCO VCP Tactical Balanced	SA PineBridge High-Yield	SA Putnam International Growth and Income	SA Schroders VCP Global Allocation	SA Small Cap Index	SA T. Rowe Price Asset Allocation Growth
USL	1.72%	1.26%	9.52%	2.69%	2.90%	10.34%	0.02%	4.90%
AGL	35.09%	31.39%	88.55%	59.76%	57.28%	86.91%	1.08%	94.46%
VALIC	0.15%	0.25%	1.93%	0.21%	0.04%	2.75%	0.09%	0.64%
Seasons Series Trust Allocation Balanced Portfolio	0.73%	1.05%	—	1.86%	0.70%	—	1.79%	—
Seasons Series Trust Allocation Growth Portfolio	0.95%	1.36%	—	0.45%	1.39%	—	1.92%	—
Seasons Series Trust Allocation Moderate Growth Portfolio	2.75%	3.35%	—	2.69%	2.67%	—	5.09%	—
Seasons Series Trust Allocation Moderate Portfolio	1.28%	2.02%	—	2.15%	1.15%	—	3.26%	—
SAST SunAmerica Dynamic Allocation Portfolio	49.12%	—	—	21.18%	—	—	38.15%	—
SAST SunAmerica Dynamic Strategy Portfolio	8.21%	59.32%	—	9.01%	33.87%	—	20.27%	—
SAST SunAmerica Index Allocation 60/40 Portfolio	—	—	—	—	—	—	2.38%	—
SAST SunAmerica Index Allocation 80/20 Portfolio	—	—	—	—	—	—	4.83%	—
SAST SunAmerica Index Allocation 90/10 Portfolio	—	—	—	—	—	—	13.12%	—
SAST SunAmerica Global Index Allocation 60/40 Portfolio	—	—	—	—	—	—	5.12%	—
SAST SunAmerica Global Index Allocation 75/25 Portfolio	—	—	—	—	—	—	0.24%	—
SAST SunAmerica Global Index Allocation 90/10 Portfolio	—	—	—	—	—	—	0.52%	—
SAST SunAmerica VCP Index Allocation Portfolio	—	—	—	—	—	—	2.12%	—

Portfolio
Holder	SA T. Rowe Price VCP Balanced	SA Templeton Foreign Value	SA VCP Dynamic Allocation	SA VCP Dynamic Strategy	SA VCP Index Allocation	SA WellCap Aggressive Growth
USL	8.26%	2.59%	7.98%	9.34%	8.97%	3.61%
AGL	89.80%	58.29%	91.43%	89.71%	87.08%	57.80%
VALIC	1.94%	0.08%	0.59%	0.95%	3.95%	0.24%
Seasons Series Trust Allocation Balanced Portfolio	—	—	—	—	—	—
Seasons Series Trust Allocation Growth Portfolio	—	—	—	—	—	—
Seasons Series Trust Allocation Moderate Growth Portfolio	—	—	—	—	—	—
Seasons Series Trust Allocation Moderate Portfolio	—	—	—	—	—	—
SAST SunAmerica Dynamic Allocation Portfolio	—	23.41%	—	—	—	38.35%
SAST SunAmerica Dynamic Strategy Portfolio	—	15.63%	—	—	—	—
SAST SunAmerica Index Allocation 60/40 Portfolio	—	—	—	—	—	—
SAST SunAmerica Index Allocation 80/20 Portfolio	—	—	—	—	—	—
SAST SunAmerica Index Allocation 90/10 Portfolio	—	—	—	—	—	—
SAST SunAmerica Global Index Allocation 60/40 Portfolio	—	—	—	—	—	—
SAST SunAmerica Global Index Allocation 75/25 Portfolio	—	—	—	—	—	—
SAST SunAmerica Global Index Allocation 90/10 Portfolio	—	—	—	—	—	—
SAST SunAmerica VCP Index Allocation Portfolio	—	—	—	—	—	—

Note 9.  Investment Concentration

Certain Portfolios invest internationally, including in “emerging market” countries. Emerging market securities involve risks not typically associated with investing in securities of issuers in more developed markets. The markets of emerging market countries are typically more volatile and potentially less liquid than more developed countries. These securities may be denominated in currencies other than U.S. dollars. While investing internationally may reduce portfolio risk by increasing the diversification of portfolio investments, the value of the investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. These risks are primary risks of the SA Emerging Markets Equity Index, SA Goldman Sachs Global Bond, SA International Index, SA JPMorgan Emerging Markets, SA Morgan Stanley International Equities, SA Putnam International Growth and Income and SA Templeton Foreign Value Portfolios.

585

The SA PineBridge High-Yield Bond Portfolio’s investment in high yield securities, whether rated or unrated, may be considered speculative and subject to greater market fluctuations and risk of loss of income and principal than lower-yielding, higher-rated, fixed-income securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yield securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

Each Portfolio may invest in obligations issued by agencies and instrumentalities of the U.S. Government that may vary in the level of support they receive from the government. The government may choose not to provide financial support to government sponsored agencies or instrumentalities if it is not legally obligated to do so, and if the issuer defaults, a fund holding securities of such issuer might not be able to recover its investment from the U.S. Government. As a result of the SA Fixed Income Index, SA Fixed Income Intermediate Index, SA JP Morgan Diversified Balanced, SA JPMorgan MFS Core Bond, SA MFS Total Return and SA PIMCO VCP Tactical Balanced Portfolios concentration in such investments, these funds may be subject to risks associated with the U.S. Government, its agencies or instrumentalities.

SA Fidelity Institutional AMSM Real Estate Portfolio invests primarily in the real estate industry. A fund that invests primarily in the real estate industry is subject to the risks associated with the direct ownership of real estate and could also be subject to the risks of direct ownership as a result of a default on a debt security it may own. These risks include declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, fluctuations in rental income, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates. If a fund has rental income or income from the disposition of real property, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company.

SA Columbia Technology Portfolio invests primarily in the technology sector. There are numerous risks and uncertainties involved in investing in the technology sector. Historically, the prices of securities in this sector have tended to be volatile. A fund that invests primarily in technology-related issuers bears an additional risk that economic events may affect a substantial portion of its investments. In addition, at times equity securities of technology-related issuers may underperform relative to other sectors. The technology sector includes companies from various industries, including computer hardware, software, semiconductors, telecommunications, electronics, aerospace and defense, health care equipment and biotechnology, among others.

Note 10.  Line of Credit

The Trust has access to a $75 million committed unsecured line of credit and, along with certain other funds managed by the Adviser, a $50 million uncommitted unsecured line of credit. The committed and uncommitted lines of credit are renewable on an annual basis with State Street Bank and Trust Company (“State Street”), the Trust’s custodian. Interest is currently payable on the committed line of credit at the higher of the Federal Funds Rate (but not less than zero) plus 125 basis points or the One-Month London Interbank Offered Rate (but not less than zero) plus 125 basis points and State Street’s discretionary bid rate on the uncommitted line of credit. The Trust, on behalf of each of the Portfolios, has paid State Street for its own account, such Portfolio’s ratable portion of an upfront fee in an amount equal to $25,000 in the aggregate for the uncommitted line of credit made available by State Street to certain other funds managed by the Adviser, which are also party to the uncommitted line of credit. There is also a commitment fee of 25 basis points per annum on the daily unused portion of the committed line of credit. Borrowings under the line of credit will commence when the respective Portfolio’s cash shortfall exceeds $100,000. For the period ended January 31, 2019, the following Portfolios had borrowings:

Portfolio	Days Outstanding	Interest Charges	Average Debt Utilized	Weighted Average Interest
SA AB Small & Mid Cap Value	3	$1,540	$5,532,967	3.34%
SA Columbia Technology	4	135	388,693	3.14
SA Dogs of Wall Street	31	4,182	1,437,377	3.42
SA Federated Corporate Bond	22	15,336	6,022,601	3.62
SA Fidelity Institutional AMSM Real Estate	8	2,273	2,949,679	3.61
SA Goldman Sachs Global Bond	6	7,585	12,084,203	3.77
SA Invesco Growth Opportunities	4	328	883,048	3.34
SA Invesco VCP Equity-Income	1	813	9,358,026	3.13
SA Janus Focused Growth	1	253	2,774,880	3.28
SA JPMorgan Diversified Balanced	1	170	1,731,071	3.53
SA JPMorgan Emerging Markets	12	8,949	8,309,506	3.28
SA JPMorgan Equity-Income	1	335	3,435,667	3.52
SA JPMorgan Global Equities	10	3,770	4,192,443	3.22
SA JPMorgan MFS Core Bond	5	3,206	6,167,121	3.57
SA Large Cap Growth Index	40	1,610	396,719	3.66
SA Large Cap Value Index	31	1,212	383,162	3.68
SA Legg Mason BW Large Cap Value	3	1,824	6,756,309	3.22
SA MFS Blue Chip Growth	6	1,287	2,408,137	3.28
SA MFS Massachusetts Investors Trust	5	2,698	3,678,393	3.35
SA MFS Total Return	6	429	698,288	3.64

586

Portfolio	Days Outstanding	Interest Charges	Average Debt Utilized	Weighted Average Interest
SA Oppenheimer Main Street Large Cap	2	$1,559	$8,420,947	3.33%
SA PineBridge High-Yield Bond	1	12	128,930	3.32
SA Putnam International Growth and Income	17	707	469,012	3.19
SA VCP Dynamic Allocation	5	5,609	11,193,840	3.59
SA VCP Dynamic Strategy	5	3,177	6,343,332	3.59

As of January 31, 2019, there were no outstanding borrowings:

Note 11.  Interfund Lending Agreement

Pursuant to the exemptive relief granted by the SEC, the Portfolios are permitted to participate in an interfund lending program among investment companies advised by SAAMCo or an affiliate. The interfund lending program allows the participating Portfolios to borrow money from and lend money to each other for temporary or emergency purposes. An interfund loan will be made under this facility only if the participating Portfolios receive a more favorable interest rate than would otherwise be available from a typical bank for a comparable transaction. For the period ended January 31, 2019, none of the Portfolios participated in this program.

Note 12.  Security Transactions with Affiliated Portfolios

The Portfolios are permitted to transfer securities by purchasing from and/or selling to other affiliated funds under certain conditions approved by the Board of Trustees. The affiliated funds involved in such transactions must have a common investment adviser or investment advisers which are affiliated persons of each other, common Trustees, and/or common officers in compliance with Rule 17a-7 of the 1940 Act. Pursuant to the Act, such a transaction must be either a purchase or a sale, for no consideration other than cash payment against prompt delivery of the security at the current market price. No brokerage commission or fee (except for customary transfer fees), or other remuneration is paid in connection with such transactions. For the period ended January 31, 2019, the following Portfolios engaged in security transactions with affiliated Portfolios:

Portfolio	Cost of Purchases	Proceeds from Sales	Realized Gain/(Loss)
SA Federated Corporate Bond	$3,126,315	$175,000	$2,340
SA Invesco VCP Equity-Income	90,374	299,341	69,544
SA JPMorgan MFS Core Bond	511,860	—	—
SA MFS Blue Chip Growth	375,931	—	—
SA MFS Massachusetts Investors Trust	—	1,827,113	744,453
SA MFS Total Return	37,720	450,677	(35,250)
SA Oppenheimer Main Street Large Cap	474,395	1,081,651	195,597
SA PIMCO VCP Tactical Balanced	985,750	—	—
SA T. Rowe Price Asset Allocation Growth	5,673	48,167	(6,845)
SA T. Rowe Price VCP Balanced	154,887	889,299	(25,553)

Note 13.  Portfolio Mergers

Pursuant to an Agreement and Plan of Reorganization, all of the assets and liabilities of the SA MFS Telecom Utility Portfolio, a series of SunAmerica Series Trust, were transferred in a tax-free exchange to the SA Legg Mason BW Large Cap Value Portfolio, in exchange for shares of the SA Legg Mason BW Large Cap Value Portfolio. The reorganization was consummated on October 19, 2018. The acquiring portfolio acquired all of the assets and liabilities of the target Portfolio as shown in the table below.

Class 1 shares of the SA MFS Telecom Utility Portfolio were exchanged tax-free for Class 1 shares of the SA Legg Mason BW Large Cap Value Portfolio at an exchange ratio of 0.6345 to 1. Class 2 shares of the SA MFS Telecom Utility Portfolio were exchanged tax-free for Class 2 shares of the SA Legg Mason BW Large Cap Value Portfolio at an exchange ratio of 0.6369 to 1. Class 3 shares of the SA MFS Telecom Utility Portfolio were exchanged tax-free for Class 3 shares of the SA Legg Mason BW Large Cap Value Portfolio at an exchange ratio of 0.6375 to 1. Shares of the SA Legg Mason BW Large Cap Value Portfolio issued in connection with the acquisition of SA MFS Telecom Utility Portfolio were 1,965,633 with the value of $40,162,043. The assets in the investment portfolio of SA MFS Telecom Utility Portfolio with the value of $933,486 and identified cost of $875,765 as of the date of reorganization, were the principal assets acquired by the SA Legg Mason BW Large Cap Value Portfolio. For financial statement purposes, assets received and shares issued by SA Legg Mason BW Large Cap Value Portfolio were recorded at value; however, the cost basis of the investments received from the target portfolio were carried forward to align ongoing reporting of the SA Legg Mason BW Large Cap Value Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

587

The following is a summary of the shares outstanding, net assets, net asset value per share and net unrealized appreciation depreciation) immediately before and after the reorganization:

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation (Depreciation)
Target Portfolio
SA MFS Telecom Utility Portfolio				$57,721
Class 1	1,088,306	$14,152,231	$13.00
Class 2	129,391	1,689,873	13.06
Class 3	1,870,867	24,319,939	13.00

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation (Depreciation)
Acquiring Portfolio SA Legg Mason BW Large Cap Value Portfolio				$242,590,213
Class 1	41,858,157	$857,838,274	$20.49
Class 2	2,219,068	45,504,203	20.51
Class 3	24,022,498	489,848,033	20.39

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation (Depreciation)
Post Reorganization SA Legg Mason BW Large Cap Value Portfolio				$242,647,934
Class 1	42,548,714	$871,990,505	$20.49
Class 2	2,301,476	47,194,076	20.51
Class 3	25,215,165	514,167,972	20.39

Assuming the reorganization had been completed on February 1, 2018, the beginning of the annual reporting period for the acquiring portfolio, the unaudited pro forma results of operations for the period ended January 31, 2019, are as follows:

Net investment income (loss)	$25,977,777
Net realized/unrealized gains (losses)	(119,156,991)

Change in net assets results from operations	$(93,179,214)

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the target fund that have been included in the Statement of Operations since October 19, 2018.

Pursuant to an Agreement and Plan of Reorganization, all of the assets and liabilities of the SunAmerica Series Trust SA Boston Company Capital Growth Portfolio, SunAmerica Series Trust SA WellsCap Fundamental Growth, Anchor Series Trust SA Wellington Growth Portfolio, Anchor Series Trust SA Wellington Growth and Income Portfolio, Anchor Series Trust SA Wellington Natural Resource Portfolio and Season Series Trust SA Columbia Focused Growth Portfolio were transferred in a tax-free exchange to the SunAmerica Series Trust SA AB Growth Portfolio, in exchange for shares of SunAmerica Series Trust SA AB Growth Portfolio. The reorganization was consummated on October 19, 2018. The acquiring portfolio acquired all of the assets and liabilities of the target Portfolio as shown in the table below.

Class 1 shares of SunAmerica Series Trust SA Boston Company Capital Growth Portfolio were exchanged tax-free for Class 1 shares of the SunAmerica Series Trust SA AB Growth Portfolio at an exchange ratio of 0.2741 to 1. Class 2 shares of the SunAmerica Series Trust SA Boston Company Capital Portfolio were exchanged tax-free for Class 2 shares of the SunAmerica Series Trust SA AB Growth Portfolio at an exchange ratio of 0.2704 to 1. Class 3 shares of the of SunAmerica Series Trust SA Boston Company Capital Growth Portfolio were exchanged tax-free for Class 3 shares of SunAmerica Series Trust SA AB Growth Portfolio at an exchange ratio of 0.2698 to 1. Shares of SunAmerica Series Trust SA AB Growth Portfolio issued in connection with the acquisition of the SunAmerica Series Trust SA Boston Company Capital Growth Portfolio were 7,033,812 with the value of $296,635,733. The assets in the investment portfolio of the SunAmerica Series Trust SA Boston Company Capital Growth Portfolio with the value of $98,502,281 and identified cost of $76,183,190 as of the date of reorganization, were the principal assets acquired by the SunAmerica Series Trust SA AB Growth Portfolio Portfolio. For financial statement purposes, assets received and shares issued by the SunAmerica Series Trust SA AB Growth Portfolio were recorded at value; however, the cost basis of the investments received from the target portfolio were carried forward to align ongoing reporting of the SunAmerica Series Trust SA AB Growth Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Class 1 shares of SunAmerica Series Trust SA WellsCap Fundamental Growth Portfolio were exchanged tax-free for Class 1 shares of the SunAmerica Series Trust SA AB Growth Portfolio at an exchange ratio of 0.3428 to 1. Class 2 shares of the SunAmerica Series Trust Trust SA WellsCap Fundamental Growth Portfolio were exchanged tax-free for Class 2 shares of the SunAmerica Series Trust SA AB Growth Portfolio at an exchange ratio of 0.3278 to 1. Class 3 shares of the of SunAmerica Series Trust SA WellsCap Fundamental

588

Growth Portfolio were exchanged tax-free for Class 3 shares of SunAmerica Series Trust SA AB Growth Portfolio at an exchange ratio of 0.3190 to 1. Shares of SunAmerica Series Trust SA AB Growth Portfolio issued in connection with the acquisition of the SunAmerica Series Trust SA WellsCap Fundamental Growth Portfolio were 2,940,740 with the value of $123,139,987. The assets in the investment portfolio of the SunAmerica Series Trust SA WellsCap Fundamental Growth Portfolio with the value of $36,028,261 and identified cost of $23,388,734 as of the date of reorganization, were the principal assets acquired by the SunAmerica Series Trust SA AB Growth Portfolio. For financial statement purposes, assets received and shares issued by the SunAmerica Series Trust SA AB Growth Portfolio were recorded at value; however, the cost basis of the investments received from the target portfolio were carried forward to align ongoing reporting of the SunAmerica Series Trust SA AB Growth Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Class 1 shares of Anchor Series Trust SA Wellington Growth Portfolio were exchanged tax-free for Class 1 shares of the SunAmerica Series Trust SA AB Growth Portfolio at an exchange ratio of 0.4644 to 1. Class 2 shares of the Anchor Series Trust SA Wellington Growth Portfolio were exchanged tax-free for Class 2 shares of the SunAmerica Series Trust SA AB Growth Portfolio at an exchange ratio of 0.4701 to 1. Class 3 shares of the Anchor Series Trust SA Wellington Growth Portfolio were exchanged tax-free for Class 3 shares of SunAmerica Series Trust SA AB Growth Portfolio at an exchange ratio of 0.4750 to 1. Shares of SunAmerica Series Trust SA AB Growth Portfolio issued in connection with the acquisition of the Anchor Series Trust SA Wellington Growth Portfolio were 6,297,157 with the value of $264,477,298. The assets in the investment portfolio of the Anchor Series Trust SA Wellington Growth Portfolio with the value of $38,652,275 and identified cost of $29,469,611 as of the date of reorganization, were the principal assets acquired by the SunAmerica Series Trust SA AB Growth Portfolio. For financial statement purposes, assets received and shares issued by the SunAmerica Series Trust SA AB Growth Portfolio were recorded at value; however, the cost basis of the investments received from the target portfolio were carried forward to align ongoing reporting of the SunAmerica Series Trust SA AB Growth Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Class 1 shares of Anchor Series Trust SA Wellington Growth and Income Portfolio were exchanged tax-free for Class 1 shares of the SunAmerica Series Trust SA AB Growth Portfolio at an exchange ratio of 0.2003 to 1. Shares of SunAmerica Series Trust SA AB Growth Portfolio issued in connection with the acquisition of the Anchor Series Trust SA Wellington Growth and Income Portfolio were 3,598,230 with the value of $152,305,457. The assets in the investment portfolio of the Anchor Series Trust SA Wellington Growth and Income Portfolio with the value of $31,391,295 and identified cost of $22,790,834 as of the date of reorganization, were the principal assets acquired by the SunAmerica Series Trust SA AB Growth Portfolio. For financial statement purposes, assets received and shares issued by the SunAmerica Series Trust SA AB Growth Portfolio were recorded at value; however, the cost basis of the investments received from the target portfolio were carried forward to align ongoing reporting of the SunAmerica Series Trust SA AB Growth Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Class 1 shares of Anchor Series Trust SA Wellington Natural Resource Portfolio were exchanged tax-free for Class 1 shares of the SunAmerica Series Trust SA AB Growth Portfolio at an exchange ratio of 0.4871 to 1. Class 2 shares of the Anchor Series Trust SA Wellington Natural Resource Portfolio were exchanged tax-free for Class 2 shares of the SunAmerica Series Trust SA AB Growth Portfolio at an exchange ratio of 0.4907 to 1. Class 3 shares of the Anchor Series Trust SA Wellington Natural Resource Portfolio were exchanged tax-free for Class 3 shares of SunAmerica Series Trust SA AB Growth Portfolio at an exchange ratio of 0.4951 to 1. Shares of SunAmerica Series Trust SA AB Growth Portfolio issued in connection with the acquisition of the Anchor Series Trust SA Natural Resource were 2,486,968 with the value of $103,763,966. The assets in the investment portfolio of the Anchor Series Trust SA Wellington Natural Resource Portfolio with the value of $0 and identified cost of $0 as of the date of reorganization, were the principal assets acquired by the SunAmerica Series Trust SA AB Growth Portfolio. For financial statement purposes, assets received and shares issued by the SunAmerica Series Trust SA AB Growth Portfolio were recorded at value; however, the cost basis of the investments received from the target portfolio were carried forward to align ongoing reporting of the SunAmerica Series Trust SA AB Growth Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Class 1 shares of Seasons Series Trust SA Columbia Focused Growth Portfolio were exchanged tax-free for Class 1 shares of the SunAmerica Series Trust SA AB Growth Portfolio at an exchange ratio of 0.1732 to 1. Class 2 shares of the Seasons Series Trust SA Columbia Focused Growth Portfolio were exchanged tax-free for Class 2 shares of the SunAmerica Series Trust SA AB Growth Portfolio at an exchange ratio of 0.1624 to 1. Class 3 shares of the Seasons Series Trust SA Columbia Focused Growth Portfolio were exchanged tax-free for Class 3 shares of SunAmerica Series Trust SA AB Growth Portfolio at an exchange ratio of 0.1574 to 1. Shares of SunAmerica Series Trust SA AB Growth Portfolio issued in connection with the acquisition of the Seasons Series Trust SA Columbia Focused Growth Portfolio were 2,418,392 with the value of $101,718,583. The assets in the investment portfolio of the Seasons Series Trust SA Columbia Focused Growth Portfolio with the value of $33,364,175 and identified cost of $23,208,386 as of the date of reorganization, were the principal assets acquired by the SunAmerica Series Trust SA AB Growth Portfolio. For financial statement purposes, assets received and shares issued by the SunAmerica Series Trust SA AB Growth Portfolio were recorded at value; however, the cost basis of the investments received from the target portfolio were carried forward to align ongoing reporting of the SunAmerica Series Trust SA AB Growth Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

589

The following is a summary of the shares outstanding, net assets, net asset value per share and net unrealized appreciation depreciation) immediately before and after the reorganization:

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation (Depreciation)
Target Portfolio
SA Boston Company Capital Growth Portfolio				$22,319,091
Class 1	20,994,933	$243,554,132	$11.60
Class 2	162,257	1,842,685	11.36
Class 3	4,580,849	51,238,916	11.19

SA WellsCap Fundamental Growth Portfolio				$12,639,527
Class 1	3,977,112	$57,700,325	$14.51
Class 2	215,250	2,963,641	13.77
Class 3	4,723,452	62,476,021	13.23

Anchor Series Trust SA Wellington Growth Portfolio				$9,182,664
Class 1	7,905,193	$155,378,625	$19.66
Class 2	853,955	16,861,018	19.74
Class 3	4,684,355	92,237,655	19.69

Anchor Series Trust SA Wellington Growth and Income Portfolio				$8,600,461
Class 1	17,960,297	$152,305,457	$8.48

Anchor Series Trust SA Natural Resource Portfolio				$—
Class 1	1,357,249	$27,981,205	$20.62
Class 2	321,035	6,616,721	20.61
Class 3	3,370,036	69,166,040	20.52

Seasons Series Trust SA Columbia Focused Growth Portfolio				$10,155,789
Class 1	7,239,629	$53,076,557	$7.33
Class 2	4,142,947	28,255,829	6.82
Class 3	3,124,875	20,386,197	6.52

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation (Depreciation)
Acquiring Portfolio
SunAmerica Series Trust SA AB Growth Portfolio				$97,703,392
Class 1	8,818,359	$373,262,433	$42.33
Class 2	514,611	21,615,191	42.00
Class 3	3,034,085	125,784,137	41.46

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation (Depreciation)
Post Reorganization
SunAmerica Series Trust SA AB Growth Portfolio				$160,600,924
Class 1	25,119,584	$1,063,258,734	$42.33
Class 2	1,860,705	78,155,085	42.00
Class 3	10,162,065	421,288,966	41.46

Assuming the reorganization has been completed on February 1, 2018, the beginning of the annual reporting period for the acquiring portfolio, the unaudited pro forma results of operations for the period ended January 31, 2019, are as follows:

Net investment income (loss)	$5,605,720
Net realized/unrealized gains (losses)	155,279,856

Change in net assets results from operations	$160,885,576

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the target fund that have been included in the Statement of Operations since October 19, 2018.

590

SUNAMERICA SERIES TRUST

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period

Period ended	Net Asset Value beginning of period	Net investment income (loss)*	Net realized & unrealized gain (loss) on investments	Total from investment operations	Dividends declared from net investment income	Return of capital	Dividends from net realized gain on investments	Total distributions	Net Asset Value end of period	Total Return**	Net Assets end of period (000’s)	Ratio of expenses to average net assets(1)	Ratio of net investment income (loss) to average net assets(1)	Portfolio turnover

SA AB Growth Portfolio — Class 1
01/31/15	$34.33	$0.08	$5.73	$5.81	$—	$—	$—	$—	$40.14	16.92%	$319,922	0.66%	0.20%	67%
01/31/16	40.14	0.09	2.11	2.20	(0.06)	—	(4.31)	(4.37)	37.97	5.24	352,893	0.65	0.21	65
01/31/17	37.97	0.04	5.15	5.19	(0.09)	—	(5.33)	(5.42)	37.74	14.06	362,019	0.66	0.10	54
01/31/18	37.74	0.03	13.10	13.13	(0.02)	—	(3.08)	(3.10)	47.77	35.78	491,203	0.65	0.06	53
01/31/19	47.77	0.01	1.74	1.75 (2)	(0.00)	—	(6.14)	(6.14)	43.38	4.03	1,054,212	0.64	0.03	56	(3)

SA AB Growth Portfolio — Class 2
01/31/15	34.27	0.02	5.72	5.74	—	—	—	—	40.01	16.75	22,447	0.81	0.06	67
01/31/16	40.01	0.03	2.09	2.12	—	—	(4.31)	(4.31)	37.82	5.06	19,953	0.80	0.07	65
01/31/17	37.82	(0.02)	5.13	5.11	(0.02)	—	(5.33)	(5.35)	37.58	13.89	19,507	0.81	(0.05)	54
01/31/18	37.58	(0.03)	13.03	13.00	—	—	(3.08)	(3.08)	47.50	35.59	23,394	0.80	(0.08)	53
01/31/19	47.50	(0.05)	1.71	1.66 (2)	—	—	(6.14)	(6.14)	43.02	3.85	76,460	0.79	(0.12)	56	(3)

SA AB Growth Portfolio — Class 3
01/31/15	34.11	(0.01)	5.68	5.67	—	—	—	—	39.78	16.62	126,671	0.91	(0.04)	67
01/31/16	39.78	(0.01)	2.09	2.08	—	—	(4.31)	(4.31)	37.55	4.99	119,707	0.90	(0.03)	65
01/31/17	37.55	(0.06)	5.09	5.03	—	—	(5.33)	(5.33)	37.25	13.79	119,270	0.91	(0.15)	54
01/31/18	37.25	(0.08)	12.91	12.83	—	—	(3.08)	(3.08)	47.00	35.44	136,572	0.90	(0.18)	53
01/31/19	47.00	(0.09)	1.68	1.59 (2)	—	—	(6.14)	(6.14)	42.45	3.74	412,105	0.89	(0.22)	56	(3)

SA AB Small & Mid Cap Value Portfolio — Class 1
01/31/15	21.30	0.11	1.40	1.51	(0.20)	—	(3.50)	(3.70)	19.11	8.56	80,714	0.95	0.53	45
01/31/16	19.11	0.07	(1.44)	(1.37)	(0.12)	—	(2.82)	(2.94)	14.80	(8.83)	90,372	0.95	0.37	44
01/31/17	14.80	0.06	5.13	5.19	(0.07)	—	(0.87)	(0.94)	19.05	35.85	105,585	0.95	0.36	57
01/31/18	19.05	0.07	2.56	2.63	(0.08)	—	(1.86)	(1.94)	19.74	14.54	91,640	0.95	0.36	33
01/31/19	19.74	0.07	(1.69)	(1.62)	(0.15)	—	(4.10)	(4.25)	13.87	(7.91)	80,718	0.96	0.39	43

SA AB Small & Mid Cap Value Portfolio — Class 2
01/31/15	21.27	0.10	1.37	1.47	(0.16)	—	(3.50)	(3.66)	19.08	8.36	16,166	1.10	0.42	45
01/31/16	19.08	0.04	(1.44)	(1.40)	(0.08)	—	(2.82)	(2.90)	14.78	(8.97)	12,967	1.10	0.22	44
01/31/17	14.78	0.04	5.12	5.16	(0.04)	—	(0.87)	(0.91)	19.03	35.67	14,727	1.10	0.21	57
01/31/18	19.03	0.04	2.56	2.60	(0.05)	—	(1.86)	(1.91)	19.72	14.37	14,443	1.10	0.21	33
01/31/19	19.72	0.04	(1.69)	(1.65)	(0.09)	—	(4.10)	(4.19)	13.88	(8.07)	11,091	1.11	0.23	43

SA AB Small & Mid Cap Value Portfolio — Class 3
01/31/15	21.17	0.07	1.38	1.45	(0.14)	—	(3.50)	(3.64)	18.98	8.31	530,998	1.20	0.32	45
01/31/16	18.98	0.02	(1.44)	(1.42)	(0.06)	—	(2.82)	(2.88)	14.68	(9.11)	445,890	1.20	0.12	44
01/31/17	14.68	0.02	5.09	5.11	(0.02)	—	(0.87)	(0.89)	18.90	35.57	501,178	1.20	0.11	57
01/31/18	18.90	0.02	2.53	2.55	(0.03)	—	(1.86)	(1.89)	19.56	14.21	510,169	1.20	0.11	33
01/31/19	19.56	0.02	(1.67)	(1.65)	(0.06)	—	(4.10)	(4.16)	13.75	(8.18)	433,575	1.21	0.13	43

*	Calculated based upon average shares outstanding.
**	Total return does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
(1)	Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

Portfolio	1/15	1/16	1/17	1/18	1/19
SA AB Growth Class 1	0.00%	0.00%	0.00%	0.00%	0.00%
SA AB Growth Class 2	0.00	0.00	0.00	0.00	0.00
SA AB Growth Class 3	0.00	0.00	0.00	0.00	0.00
SA AB Small & Mid-Cap Value Class 1	0.02	0.01	0.01	0.01	0.01
SA AB Small & Mid-Cap Value Class 2	0.02	0.01	0.01	0.01	0.01
SA AB Small & Mid-Cap Value Class 3	0.02	0.01	0.01	0.01	0.01
(2)	Includes the effect of a merger.
(3)	Excludes purchases/sales due to merger.

See Notes to Financial Statements

591

SUNAMERICA SERIES TRUST

FINANCIAL HIGHLIGHTS — (continued)

Selected data for a share of beneficial interest outstanding throughout each period

Period ended	Net Asset Value beginning of period	Net investment income (loss)*	Net realized & unrealized gain (loss) on investments	Total from investment operations	Dividends declared from net investment income	Return of capital	Dividends from net realized gain on investments	Total distributions	Net Asset Value end of period	Total Return**	Net Assets end of period (000’s)	Ratio of expenses to average net assets(1)		Ratio of net investment income to average net assets(1)		Portfolio turnover

SA BlackRock VCP Global Multi Asset Portfolio — Class 1
09/26/16#- 01/31/17	$10.67	$0.01	$(0.01)	$0.00	$(0.01)	$—	$(0.09)	$(0.10)	$10.57	0.00%	$100	0.91	%†	0.21	%†	161%
01/31/18	10.57	0.07	1.36	1.43	(0.01)	—	(0.04)	(0.05)	11.95	13.51	120	0.91		0.62		160
01/31/19	11.95	0.11	(0.59)	(0.48)	(0.19)	—	(0.81)	(1.00)	10.47	(3.95)	121	0.91		0.96		166

SA BlackRock VCP Global Multi Asset Portfolio — Class 3
01/25/16#-01/31/16	10.00	(0.00)	0.19	0.19	—	—	—	—	10.19	1.90	12,290	1.16	†	(0.15	)†	0
01/31/17	10.19	0.01	0.46	0.47	(0.01)	—	(0.09)	(0.10)	10.56	4.58	484,730	1.16		0.12		161
01/31/18	10.56	0.04	1.36	1.40	(0.00)	—	(0.04)	(0.04)	11.92	13.28	748,085	1.16		0.34		160
01/31/19	11.92	0.08	(0.59)	(0.51)	(0.12)	—	(0.81)	(0.93)	10.48	(4.24)	738,703	1.16		0.71		166

*	Calculated based upon average shares outstanding.
**	Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
†	Annualized
#	Commencement of operations.
(1)	During the below stated periods, the investment adviser either waived fees or reimbursed expenses for the Portfolios or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

	Expenses						Net Investment Income (Loss)
Portfolio	1/16		1/17		1/18	1/19	1/16		1/17		1/18	1/19
SA BlackRock VCP Global Multi Asset Class 1	—%		0.98	%†	0.91%	0.91%	—%		0.14	%†	0.62%	0.96%
SA BlackRock VCP Global Multi Asset Class 3	12.00	†	1.28		1.16	1.16	(10.99	)†	0.00		0.34	0.71

See Notes to Financial Statements

592

SUNAMERICA SERIES TRUST

FINANCIAL HIGHLIGHTS — (continued)

Selected data for a share of beneficial interest outstanding throughout each period

Period ended	Net Asset Value beginning of period	Net investment income (loss)*	Net realized & unrealized gain (loss) on investments	Total from investment operations	Dividends declared from net investment income	Return of capital	Dividends from net realized gain on investments	Total distributions	Net Asset Value end of period	Total Return**		Net Assets end of period (000s)	Ratio of expenses to average net assets(1)(2)	Ratio of net investment income (loss) to average net assets(1)(2)	Portfolio turnover

SA Columbia Technology Portfolio — Class 1
01/31/15	$3.67	$(0.02)	$0.90	$0.88	$—	$—	$—	$—	$4.55	23.98	%(3)	$11,742	1.12%	(0.40)%	88%
01/31/16	4.55	(0.01)	0.09	0.08	—	—	—	—	4.63	1.76		10,516	1.08	(0.20)	59
01/31/17	4.63	(0.01)	1.72	1.71	—	—	—	—	6.34	36.93	(3)	12,239	1.06	(0.22)	56
01/31/18	6.34	(0.01)	2.07	2.06	—	—	(0.93)	(0.93)	7.47	33.42		15,771	1.04	(0.22)	56
01/31/19	7.47	0.00	(0.19)	(0.19)	—	—	(1.00)	(1.00)	6.28	(2.36)		13,143	1.04	0.04	35

SA Columbia Technology Portfolio — Class 2
01/31/15	3.61	(0.02)	0.88	0.86	—	—	—	—	4.47	23.82	(3)	3,261	1.27	(0.54)	88
01/31/16	4.47	(0.02)	0.09	0.07	—	—	—	—	4.54	1.57		3,258	1.23	(0.35)	59
01/31/17	4.54	(0.02)	1.68	1.66	—	—	—	—	6.20	36.56	(3)	3,975	1.21	(0.37)	56
01/31/18	6.20	(0.02)	2.02	2.00	—	—	(0.93)	(0.93)	7.27	33.21		5,043	1.20	(0.37)	56
01/31/19	7.27	(0.01)	(0.18)	(0.19)	—	—	(1.00)	(1.00)	6.08	(2.42)		4,454	1.19	(0.11)	35

SA Columbia Technology Portfolio — Class 3
01/31/15	3.57	(0.03)	0.87	0.84	—	—	—	—	4.41	23.53	(3)	33,661	1.38	(0.65)	88
01/31/16	4.41	(0.02)	0.09	0.07	—	—	—	—	4.48	1.59		36,051	1.33	(0.45)	59
01/31/17	4.48	(0.02)	1.66	1.64	—	—	—	—	6.12	36.61	(3)	43,656	1.31	(0.47)	56
01/31/18	6.12	(0.03)	1.99	1.96	—	—	(0.93)	(0.93)	7.15	32.98		55,756	1.30	(0.47)	56
01/31/19	7.15	(0.01)	(0.19)	(0.20)	—	—	(1.00)	(1.00)	5.95	(2.62)		51,259	1.29	(0.21)	35

*	Calculated based upon average shares outstanding.
**	Total return does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
(1)	During the below stated periods, the investment adviser either waived fees or reimbursed expenses for the Portfolio or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. If all fees and expenses had been incurred by the Portfolio, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

	Expenses					Net Investment Income (Loss)
Portfolio	1/15(2)	1/16(2)	1/17(2)	1/18(2)	1/19(2)	1/15(2)	1/16(2)	1/17(2)	1/18(2)	1/19(2)
SA Columbia Technology Class 1	1.22%	1.18%	1.16%	1.14%	1.14%	(0.50)%	(0.30)%	(0.32)%	(0.32)%	(0.06)%
SA Columbia Technology Class 2	1.37	1.33	1.31	1.30	1.29	(0.64)	(0.45)	(0.47)	(0.47)	(0.21)
SA Columbia Technology Class 3	1.48	1.43	1.41	1.40	1.39	(0.75)	(0.55)	(0.57)	(0.57)	(0.31)
(2)	Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

Portfolio	1/15	1/16	1/17	1/18	1/19
SA Columbia Technology Class 1	0.03%	0.03%	0.02%	0.02%	0.01%
SA Columbia Technology Class 2	0.03	0.03	0.02	0.02	0.01
SA Columbia Technology Class 3	0.03	0.03	0.02	0.02	0.01
(3)	The Portfolio’s performance figure was increased by less than 0.01% from gains on the disposal of investments in violation of investment restrictions.

See Notes to Financial Statements

593

SUNAMERICA SERIES TRUST

FINANCIAL HIGHLIGHTS — (continued)

Selected data for a share of beneficial interest outstanding throughout each period

Period ended	Net Asset Value beginning of period	Net investment income (loss)*	Net realized & unrealized gain (loss) on investments	Total from investment operations		Dividends declared from net investment income	Return of capital	Dividends from net realized gain on investments	Total distributions	Net Asset Value end of period	Total Return**	Net Assets end of period (000’s)	Ratio of expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover

SA DFA Ultra Short Bond Portfolio — Class 1
01/31/15	$10.58	$(0.03)	$0.01	$(0.02)		$—	$—	$—	$—	$10.56	(0.19)%	$72,581	0.45	%(1)	(0.28	)%(1)	—%
01/31/16	10.56	(0.02)	0.00	(0.02	)(2)	—	—	—	—	10.54	(0.19)	63,380	0.45	(1)	(0.19	)(1)	—
01/31/17	10.54	0.04	(0.04)	0.00		—	—	—	—	10.54	0.00	304,376	0.50	(1)	0.41	(1)	126
01/31/18	10.54	0.09	(0.04)	0.05		(0.03)	—	—	(0.03)	10.56	0.51	215,125	0.50		0.89		105
01/31/19	10.56	0.18	0.02	0.20		(0.12)	—	—	(0.12)	10.64	1.90	208,490	0.50		1.65		86

SA DFA Ultra Short Bond Portfolio — Class 2
01/31/15	10.50	(0.04)	0.00	(0.04)		—	—	—	—	10.46	(0.38)	13,803	0.60	(1)	(0.43	)(1)	—
01/31/16	10.46	(0.04)	0.00	(0.04	)(2)	—	—	—	—	10.42	(0.38)	20,166	0.60	(1)	(0.34	)(1)	—
01/31/17	10.42	0.01	(0.02)	(0.01)		—	—	—	—	10.41	(0.10)	15,865	0.65	(1)	0.14	(1)	126
01/31/18	10.41	0.08	(0.04)	0.04		(0.01)	—	—	(0.01)	10.44	0.42	14,206	0.65		0.76		105
01/31/19	10.44	0.16	0.01	0.17		(0.10)	—	—	(0.10)	10.51	1.68	15,715	0.65		1.52		86

SA DFA Ultra Short Bond Portfolio — Class 3
01/31/15	10.44	(0.05)	0.00	(0.05)		—	—	—	—	10.39	(0.48)	169,945	0.70	(1)	(0.53	)(1)	—
01/31/16	10.39	(0.04)	(0.01)	(0.05	)(2)	—	—	—	—	10.34	(0.48)	249,970	0.70	(1)	(0.44	)(1)	—
01/31/17	10.34	0.00	(0.02)	(0.02)		—	—	—	—	10.32	(0.19)	201,194	0.75	(1)	0.03	(1)	126
01/31/18	10.32	0.07	(0.04)	0.03		(0.00)	—	—	(0.00)	10.35	0.32	175,836	0.75		0.66		105
01/31/19	10.35	0.15	0.01	0.16		(0.09)	—	—	(0.09)	10.42	1.56	184,763	0.75		1.41		86

*	Calculated based upon average shares outstanding.
**	Total return does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
(1)	During the below stated periods, the investment adviser either waived fees or reimbursed expenses for the Portfolio or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. If all fees and expenses had been incurred by the Portfolio, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

	Expenses			Net Investment Income (Loss)
Portfolio	1/15	1/16	1/17	1/15	1/16	1/17
SA DFA Ultra Short Bond Class 1	0.50%	0.53%	0.51%	(0.33)%	(0.27)%	0.40%
SA DFA Ultra Short Bond Class 2	0.65	0.67	0.67	(0.48)	(0.42)	0.11
SA DFA Ultra Short Bond Class 3	0.75	0.78	0.77	(0.58)	(0.51)	0.01

(2)	Includes the effect of a merger.

See Notes to Financial Statements

594

SUNAMERICA SERIES TRUST

FINANCIAL HIGHLIGHTS — (continued)

Selected data for a share of beneficial interest outstanding throughout each period

Period ended	Net Asset Value beginning of period	Net investment income (loss)*	Net realized & unrealized gain (loss) on investments	Total from investment operations	Dividends declared from net investment income	Return of capital	Dividends from net realized gain on investments	Total distributions	Net Asset Value end of period	Total Return**	Net Assets end of period (000s)	Ratio of expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover

SA Dogs of Wall Street Portfolio — Class 1
01/31/15	$12.29	$0.32	$1.11	$1.43	$(0.19)	$—	$(0.55)	$(0.74)	$12.98	11.84%	$156,928	0.66%		2.42%		46%
01/31/16	12.98	0.31	(0.00)	0.31	(0.26)	—	(0.91)	(1.17)	12.12	2.38	183,901	0.64		2.43		68
01/31/17	12.12	0.34	2.23	2.57	(0.31)	—	(0.72)	(1.03)	13.66	21.56	186,426	0.64		2.51		61
01/31/18	13.66	0.34	2.70	3.04	(0.35)	—	(1.21)	(1.56)	15.14	23.41	192,395	0.64		2.37		56
01/31/19	15.14	0.34	(0.02)	0.32	(0.37)	—	(1.76)	(2.13)	13.33	1.89	184,706	0.64		2.40		75

SA Dogs of Wall Street Portfolio — Class 2
01/31/15	12.27	0.30	1.10	1.40	(0.17)	—	(0.55)	(0.72)	12.95	11.60	7,347	0.81		2.28		46
01/31/16	12.95	0.30	(0.00)	0.30	(0.24)	—	(0.91)	(1.15)	12.10	2.28	6,464	0.79		2.30		68
01/31/17	12.10	0.32	2.22	2.54	(0.29)	—	(0.72)	(1.01)	13.63	21.32	7,293	0.79		2.36		61
01/31/18	13.63	0.32	2.70	3.02	(0.33)	—	(1.21)	(1.54)	15.11	23.28	7,666	0.79		2.22		56
01/31/19	15.11	0.32	(0.02)	0.30	(0.35)	—	(1.76)	(2.11)	13.30	1.72	6,109	0.79		2.25		75

SA Dogs of Wall Street Portfolio — Class 3
01/31/15	12.23	0.28	1.10	1.38	(0.17)	—	(0.55)	(0.72)	12.89	11.46	126,193	0.91		2.17		46
01/31/16	12.89	0.28	0.01	0.29	(0.23)	—	(0.91)	(1.14)	12.04	2.23	123,619	0.89		2.19		68
01/31/17	12.04	0.30	2.20	2.50	(0.28)	—	(0.72)	(1.00)	13.54	21.09	160,177	0.89		2.25		61
01/31/18	13.54	0.30	2.69	2.99	(0.32)	—	(1.21)	(1.53)	15.00	23.20	177,980	0.89		2.12		56
01/31/19	15.00	0.30	(0.02)	0.28	(0.33)	—	(1.76)	(2.09)	13.19	1.64	156,440	0.89		2.15		75

SA Emerging Markets Equity Index Portfolio — Class 1
05/01/18#- 01/31/19	15.00	0.17	(0.94)	(0.77)	(0.17)	(0.01)	—	(0.18)	14.05	(5.01)	86,851	0.58	†(1)	1.64	†(1)	0

SA Emerging Markets Equity Index Portfolio — Class 3
05/01/18#- 01/31/19	15.00	0.10	(0.90)	(0.80)	(0.15)	(0.01)	—	(0.16)	14.04	(5.24)	677	0.83	†(1)	1.07	†(1)	0

*	Calculated based upon average shares outstanding.
**	Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
†	Annualized
#	Commencement of operations.
(1)	During the below stated periods, the investment adviser either waived fees and assumed expenses for the Portfolios or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

	Expenses		Net Investment Income (Loss)
Portfolio	1/19		1/19
SA Emerging Markets Equity Index Class 1	0.86	%†	1.36	%†
SA Emerging Markets Equity Index Class 3	1.28	†	0.63	†

See Notes to Financial Statements

595

SUNAMERICA SERIES TRUST

FINANCIAL HIGHLIGHTS — (continued)

Selected data for a share of beneficial interest outstanding throughout each period

Period ended	Net Asset Value beginning of period	Net investment income (loss)*	Net realized & unrealized gain (loss) on investments	Total from investment operations	Dividends declared from net investment income	Return of capital	Dividends from net realized gain on investments	Total distributions	Net Asset Value end of period	Total Return**	Net Assets end of period (000s)	Ratio of expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover

SA Federated Corporate Bond Portfolio — Class 1
01/31/15	$13.49	$0.59	$0.27	$0.86	$(0.50)	$—	$(0.04)	$(0.54)	$13.81	6.47%	$831,572	0.55%		4.31%		12%
01/31/16	13.81	0.57	(1.02)	(0.45)	(0.53)	—	(0.04)	(0.57)	12.79	(3.32)	962,298	0.54		4.27		18
01/31/17	12.79	0.58	0.66	1.24	(0.64)	—	—	(0.64)	13.39	9.67	720,862	0.54		4.23		22
01/31/18	13.39	0.55	0.16	0.71	(0.63)	—	(0.06)	(0.69)	13.41	5.30	695,388	0.54		4.01		17
01/31/19	13.41	0.54	(0.48)	0.06	(0.57)	—	(0.10)	(0.67)	12.80	0.62	651,912	0.55		4.15		11

SA Federated Corporate Bond Portfolio — Class 2
01/31/15	13.47	0.58	0.26	0.84	(0.48)	—	(0.04)	(0.52)	13.79	6.29	28,786	0.70		4.19		12
01/31/16	13.79	0.56	(1.02)	(0.46)	(0.51)	—	(0.04)	(0.55)	12.78	(3.43)	24,136	0.69		4.12		18
01/31/17	12.78	0.55	0.67	1.22	(0.62)	—	—	(0.62)	13.38	9.50	23,588	0.69		4.06		22
01/31/18	13.38	0.53	0.15	0.68	(0.60)	—	(0.06)	(0.66)	13.40	5.12	21,287	0.69		3.86		17
01/31/19	13.40	0.52	(0.48)	0.04	(0.55)	—	(0.10)	(0.65)	12.79	0.43	17,852	0.70		4.00		11

SA Federated Corporate Bond Portfolio — Class 3
01/31/15	13.41	0.56	0.26	0.82	(0.47)	—	(0.04)	(0.51)	13.72	6.17	900,946	0.80		4.08		12
01/31/16	13.72	0.54	(1.02)	(0.48)	(0.49)	—	(0.04)	(0.53)	12.71	(3.54)	819,716	0.79		4.02		18
01/31/17	12.71	0.53	0.67	1.20	(0.60)	—	—	(0.60)	13.31	9.45	886,503	0.79		3.96		22
01/31/18	13.31	0.51	0.15	0.66	(0.59)	—	(0.06)	(0.65)	13.32	5.01	904,313	0.79		3.76		17
01/31/19	13.32	0.51	(0.48)	0.03	(0.54)	—	(0.10)	(0.64)	12.71	0.34	773,634	0.80		3.90		11

SA Fidelity Institutional AMSM Real Estate Portfolio — Class 1@
01/31/15	14.67	0.29	4.32	4.61	(0.23)	—	(1.37)	(1.60)	17.68	33.52	219,872	0.81	(1)	1.83	(1)	79
01/31/16	17.68	0.33	(1.71)	(1.38)	(0.30)	—	(1.56)	(1.86)	14.44	(7.86)	197,728	0.80	(1)	2.09	(1)	75
01/31/17	14.44	0.37	1.39	1.76	(0.37)	—	(0.79)	(1.16)	15.04	12.01	177,817	0.80	(1)	2.36	(1)	77
01/31/18	15.04	0.28	0.03	0.31	(0.45)	—	(2.12)	(2.57)	12.78	1.71	84,195	0.81	(1)	1.81	(1)	47
01/31/19	12.78	0.27	0.80	1.07	(0.33)	—	(0.91)	(1.24)	12.61	8.66	81,478	0.82	(1)	2.14	(1)	53

SA Fidelity Institutional AMSM Real Estate Portfolio — Class 2@
01/31/15	14.63	0.27	4.30	4.57	(0.20)	—	(1.37)	(1.57)	17.63	33.32	8,962	0.96	(1)	1.64	(1)	79
01/31/16	17.63	0.31	(1.71)	(1.40)	(0.27)	—	(1.56)	(1.83)	14.40	(7.99)	6,760	0.95	(1)	1.93	(1)	75
01/31/17	14.40	0.33	1.41	1.74	(0.35)	—	(0.79)	(1.14)	15.00	11.87	6,379	0.95	(1)	2.13	(1)	77
01/31/18	15.00	0.25	0.03	0.28	(0.42)	—	(2.12)	(2.54)	12.74	1.51	5,208	0.96	(1)	1.66	(1)	47
01/31/19	12.74	0.25	0.80	1.05	(0.30)	—	(0.91)	(1.21)	12.58	8.57	4,777	0.97	(1)	1.99	(1)	53

SA Fidelity Institutional AMSM Real Estate Portfolio — Class 3@
01/31/15	14.57	0.25	4.27	4.52	(0.18)	—	(1.37)	(1.55)	17.54	33.12	277,581	1.06	(1)	1.56	(1)	79
01/31/16	17.54	0.29	(1.70)	(1.41)	(0.25)	—	(1.56)	(1.81)	14.32	(8.08)	219,487	1.05	(1)	1.84	(1)	75
01/31/17	14.32	0.31	1.40	1.71	(0.33)	—	(0.79)	(1.12)	14.91	11.72	217,992	1.05	(1)	2.01	(1)	77
01/31/18	14.91	0.23	0.04	0.27	(0.41)	—	(2.12)	(2.53)	12.65	1.44	202,667	1.06	(1)	1.56	(1)	47
01/31/19	12.65	0.24	0.79	1.03	(0.29)	—	(0.91)	(1.20)	12.48	8.43	184,382	1.07	(1)	1.89	(1)	53

*	Calculated based upon average shares outstanding.
**	Total return does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
@	See Note 1
(1)	Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

Portfolio	1/15	1/16	1/17	1/18	1/19
SA Fidelity Institutional AMSM Real Estate Class 1	0.00%	0.01%	0.00%	0.00%	0.00%
SA Fidelity Institutional AMSM Real Estate Class 2	0.00	0.01	0.00	0.00	0.00
SA Fidelity Institutional AMSM Real Estate Class 3	0.00	0.01	0.00	0.00	0.00

See Notes to Financial Statements

596

SUNAMERICA SERIES TRUST

FINANCIAL HIGHLIGHTS — (continued)

Selected data for a share of beneficial interest outstanding throughout each period

Period ended	Net Asset Value beginning of period	Net investment income (loss)*	Net realized & unrealized gain (loss) on investments	Total from investment operations	Dividends declared from net investment income	Return of capital	Dividends from net realized gain on investments	Total distributions	Net Asset Value end of period	Total Return**	Net Assets end of period (000’s)	Ratio of expenses to average net assets(1)		Ratio of net investment income to average net assets(1)		Portfolio turnover

SA Fixed Income Index Portfolio — Class 1
02/06/17#- 01/31/18	$10.00	$0.20	$(0.05)	$0.15	$—	$—	$—	$—	$10.15	1.50%	$303,097	0.34	%†	2.03	%†	19%
01/31/19	10.15	0.23	(0.07)	0.16	(0.33)	—	—	(0.33)	9.98	1.66 (2)	413,644	0.34		2.35		12

SA Fixed Income Index Portfolio — Class 3
02/06/17#- 01/31/18	10.00	0.16	(0.04)	0.12	—	—	—	—	10.12	1.20	1,474	0.59	†	1.79	†	19
01/31/19	10.12	0.20	(0.06)	0.14	(0.29)	—	—	(0.29)	9.97	1.41 (2)	9,569	0.59		2.12		12

SA Fixed Income Intermediate Index Portfolio — Class 1
10/06/17#- 01/31/18	10.00	0.05	(0.19)	(0.14)	—	—	—	—	9.86	(1.40)	238,098	0.34	†	1.58	†	8
01/31/19	9.86	0.20	0.03	0.23	(0.23)	—	—	(0.23)	9.86	2.32	275,675	0.34		2.01		23

SA Fixed Income Intermediate Index Portfolio — Class 3
10/06/17#- 01/31/18	10.00	0.04	(0.18)	(0.14)	—	—	—	—	9.86	(1.40)	1,412	0.59	†	1.37	†	8
01/31/19	9.86	0.17	0.03	0.20	(0.20)	—	—	(0.20)	9.86	2.03	10,426	0.59		1.80		23

*	Calculated based upon average shares outstanding.
**	Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
†	Annualized
#	Commencement of operations.
(1)	During the below stated periods, the investment adviser either waived fees and assumed expenses for the Portfolios or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

	Expenses		Net Investment Income (Loss)
Portfolio	1/18†	1/19	1/18†	1/19
SA Fixed Income Index Class 1	0.37%	0.38%	1.99%	2.31%
SA Fixed Income Index Class 3	0.69	0.63	1.70	2.08
SA Fixed Income Intermediate Index Class 1	0.43	0.39	1.49	1.96
SA Fixed Income Intermediate Index Class 3	1.34	0.65	0.62	1.74

(2)	The Portfolio’s performance figure was increased by less than 0.01% from payment by an affiliate (Note 4).

See Notes to Financial Statements

597

SUNAMERICA SERIES TRUST

FINANCIAL HIGHLIGHTS — (continued)

Selected data for a share of beneficial interest outstanding throughout each period

Period ended	Net Asset Value beginning of period	Net investment income (loss)*	Net realized & unrealized gain (loss) on investments	Total from investment operations	Dividends declared from net investment income	Return of capital	Dividends from net realized gain on investments	Total distributions	Net Asset Value end of period	Total Return**	Net Assets end of period (000’s)	Ratio of expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover

SA Franklin Small Company Value Portfolio — Class 1
01/31/15	$24.56	$0.08	$(0.29)	$(0.21)	$(0.08)	$—	$(0.82)	$(0.90)	$23.45	(0.69)%	$260,770	1.00%		0.32%		22%
01/31/16	23.45	0.14	(1.56)	(1.42)	(0.08)	—	(1.72)	(1.80)	20.23	(6.66)	235,150	0.99		0.60		41
01/31/17	20.23	0.12	7.18	7.30	(0.17)	—	(2.60)	(2.77)	24.76	37.51	212,319	0.99		0.52		27
01/31/18	24.76	0.24	2.22	2.46	(0.16)	—	(3.15)	(3.31)	23.91	10.66	149,189	0.99	(1)	0.96	(1)	31
01/31/19	23.91	0.19	(1.36)	(1.17)	(0.24)	—	(3.28)	(3.52)	19.22	(5.24)	133,394	0.97	(1)	0.84	(1)	57

SA Franklin Small Company Value Portfolio — Class 3
01/31/15	24.38	0.02	(0.28)	(0.26)	(0.02)	—	(0.82)	(0.84)	23.28	(0.93)	230,544	1.25		0.08		22
01/31/16	23.28	0.08	(1.55)	(1.47)	(0.01)	—	(1.72)	(1.73)	20.08	(6.88)	203,532	1.24		0.35		41
01/31/17	20.08	0.06	7.12	7.18	(0.11)	—	(2.60)	(2.71)	24.55	37.12	225,663	1.24		0.26		27
01/31/18	24.55	0.15	2.23	2.38	(0.10)	—	(3.15)	(3.25)	23.68	10.38	223,129	1.24	(1)	0.63	(1)	31
01/31/19	23.68	0.13	(1.33)	(1.20)	(0.17)	—	(3.28)	(3.45)	19.03	(5.39)	194,190	1.21	(1)	0.59	(1)	57

*	Calculated based upon average shares outstanding.
**	Total return does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
(1)	During the below stated periods, the investment adviser either waived fees and assumed expenses for the Portfolios or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

	Expenses		Net Investment Income (Loss)
Portfolio	1/18	1/19	1/18	1/19
SA Franklin Small Company Value Class 1	1.00%	1.02%	0.94%	0.79%
SA Franklin Small Company Value Class 3	1.25	1.26	0.62	0.54

See Notes to Financial Statements

598

SUNAMERICA SERIES TRUST

FINANCIAL HIGHLIGHTS — (continued)

Selected data for a share of beneficial interest outstanding throughout each period

Period ended	Net Asset Value beginning of period	Net investment income (loss)*	Net realized & unrealized gain (loss) on investments	Total from investment operations	Dividends declared from net investment income	Return of capital	Dividends from net realized gain on investments	Total distributions	Net Asset Value end of period	Total Return**	Net Assets end of period (000’s)	Ratio of expenses to average net assets(1)		Ratio of net investment income to average net assets(1)		Portfolio turnover

SA Global Index Allocation 60/40 Portfolio — Class 1
05/01/18#- 01/31/19	$15.00	$0.25	$(0.39)	$(0.14)	$(0.44)	$—	$(0.00)	$(0.44)	$14.42	(0.73)%	$99	0.18	%†	2.35	%†	24%

SA Global Index Allocation 60/40 Portfolio — Class 3
05/01/18#- 01/31/19	15.00	0.51	(0.68)	(0.17)	(0.39)	—	(0.00)	(0.39)	14.44	(0.94)	16,244	0.43	†	5.14	†	24

SA Global Index Allocation 75/25 Portfolio — Class 1
05/01/18#- 01/31/19	15.00	0.33	(0.62)	(0.29)	(0.42)	—	(0.01)	(0.43)	14.28	(1.72)	114	0.18	†	2.97	†	24

SA Global Index Allocation 75/25 Portfolio — Class 3
05/01/18#- 01/31/19	15.00	0.51	(0.81)	(0.30)	(0.38)	—	(0.01)	(0.39)	14.31	(1.86)	21,080	0.43	†	5.20	†	24

SA Global Index Allocation 90/10 Portfolio — Class 1
05/01/18#- 01/31/19	15.00	0.30	(0.77)	(0.47)	(0.42)	—	(0.00)	(0.42)	14.11	(2.87)	114	0.18	†	2.73	†	11

SA Global Index Allocation 90/10 Portfolio — Class 3
05/01/18#- 01/31/19	15.00	0.44	(0.93)	(0.49)	(0.37)	—	(0.00)	(0.37)	14.14	(3.01)	73,727	0.43	†	4.53	†	11

*	Calculated based upon average shares outstanding.
**	Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
†	Annualized
#	Commencement of operations.
(1)	During the below stated periods, the investment adviser either waived fees or reimbursed expenses for the Portfolios or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

	Expenses	Net Investment Income (Loss)
Portfolio	1/19†	1/19†
SA Global Index Allocation 60/40 Class 1	2.14%	0.39%
SA Global Index Allocation 60/40 Class 3	1.41	4.16
SA Global Index Allocation 75/25 Class 1	2.26	0.89
SA Global Index Allocation 75/25 Class 3	1.23	4.40
SA Global Index Allocation 90/10 Class 1	0.92	1.99
SA Global Index Allocation 90/10 Class 3	0.60	4.35

See Notes to Financial Statements

599

SUNAMERICA SERIES TRUST

FINANCIAL HIGHLIGHTS — (continued)

Selected data for a share of beneficial interest outstanding throughout each period

Period ended	Net Asset Value beginning of period	Net investment income (loss)*	Net realized & unrealized gain (loss) on investments	Total from investment operations	Dividends declared from net investment income	Return of capital	Dividends from net realized gain on investments	Total distributions	Net Asset Value end of period	Total Return**	Net Assets end of period (000’s)	Ratio of expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover

SA Goldman Sachs Global Bond Portfolio — Class 1
01/31/15	$11.27	$0.14	$(0.38)	$(0.24)	$—	$—	$—	$—	$11.03	(2.13)%	$189,565	0.70%		1.25%		69%
01/31/16	11.03	0.11	(0.25)	(0.14)	—	—	(0.05)	(0.05)	10.84	(1.28)	224,593	0.69		0.99		99
01/31/17	10.84	0.08	0.03	0.11	(0.03)	—	—	(0.03)	10.92	1.03	178,675	0.68		0.71		115
01/31/18	10.92	0.11	0.70	0.81	(0.34)	—	—	(0.34)	11.39	7.53	133,158	0.71		0.93		125
01/31/19	11.39	0.09	(0.37)	(0.28)	(0.43)	—	—	(0.43)	10.68	(2.27)	118,671	0.75		0.87		135

SA Goldman Sachs Global Bond Portfolio — Class 2
01/31/15	11.20	0.13	(0.38)	(0.25)	—	—	—	—	10.95	(2.23)	8,839	0.85		1.12		69
01/31/16	10.95	0.09	(0.25)	(0.16)	—	—	(0.05)	(0.05)	10.74	(1.48)	7,169	0.84		0.85		99
01/31/17	10.74	0.06	0.03	0.09	(0.01)	—	—	(0.01)	10.82	0.87	6,249	0.83		0.57		115
01/31/18	10.82	0.09	0.69	0.78	(0.32)	—	—	(0.32)	11.28	7.31	6,084	0.86		0.78		125
01/31/19	11.28	0.08	(0.37)	(0.29)	(0.41)	—	—	(0.41)	10.58	(2.37)	5,336	0.90		0.72		135

SA Goldman Sachs Global Bond Portfolio — Class 3
01/31/15	11.13	0.11	(0.38)	(0.27)	—	—	—	—	10.86	(2.43)	274,670	0.95		1.01		69
01/31/16	10.86	0.08	(0.24)	(0.16)	—	—	(0.05)	(0.05)	10.65	(1.49)	262,904	0.94		0.75		99
01/31/17	10.65	0.05	0.03	0.08	(0.01)	—	—	(0.01)	10.72	0.73	298,933	0.93		0.46		115
01/31/18	10.72	0.07	0.69	0.76	(0.31)	—	—	(0.31)	11.17	7.23	315,873	0.96		0.68		125
01/31/19	11.17	0.07	(0.37)	(0.30)	(0.40)	—	—	(0.40)	10.47	(2.48)	269,700	1.00		0.62		135

SA Goldman Sachs Multi-Asset Insights Portfolio — Class 1
10/06/17#- 01/31/18	10.00	0.02	0.60	0.62	(0.03)	—	(0.03)	(0.06)	10.56	6.23	108	0.81	†(1)	0.64	†(1)	46
01/31/19	10.56	0.10	(0.60)	(0.50)	(0.12)	—	(0.10)	(0.22)	9.84	(4.60)	108	0.81	(1)	0.96	(1)	167

SA Goldman Sachs Multi-Asset Insights Portfolio — Class 3
10/06/17#- 01/31/18	10.00	0.01	0.60	0.61	(0.02)	—	(0.03)	(0.05)	10.56	6.17	11,601	1.06	†(1)	0.41	†(1)	46
01/31/19	10.56	0.07	(0.59)	(0.52)	(0.10)	—	(0.10)	(0.20)	9.84	(4.86)	21,985	1.06	(1)	0.72	(1)	167

*	Calculated based upon average shares outstanding.
**	Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
†	Annualized
#	Commencement of operations.
(1)	During the below stated periods, the investment adviser either waived fees and assumed expenses for the Portfolios or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

	Expenses		Net Investment Income (Loss)
Portfolio	1/18†	1/19	1/18†	1/19
SA Goldman Sachs Multi-Asset Insights Class 1	2.90%	1.42%	(1.45)%	0.35%
SA Goldman Sachs Multi-Asset Insights Class 3	3.16	1.62	(1.69)	0.16

See Notes to Financial Statements

600

SUNAMERICA SERIES TRUST

FINANCIAL HIGHLIGHTS — (continued)

Selected data for a share of beneficial interest outstanding throughout each period

Period ended	Net Asset Value beginning of period	Net investment income (loss)*	Net realized & unrealized gain (loss) on investments	Total from investment operations	Dividends declared from net investment income	Return of capital	Dividends from net realized gain on investments	Total distributions	Net Asset Value end of period	Total Return**	Net Assets end of period (000’s)	Ratio of expenses to average net assets(1)		Ratio of net investment income to average net assets(1)		Portfolio turnover

SA Index Allocation 60/40 Portfolio — Class 1
02/06/17#- 01/31/18	$10.00	$0.07	$1.40	$1.47	$(0.10)	$—	$(0.08)	$(0.18)	$11.29	14.73%	$152	0.18	%†	0.63	%†	36%
01/31/19	11.29	0.23	(0.53)	(0.30)	(0.36)	—	(0.06)	(0.42)	10.57	(2.36)	148	0.18		2.13		20

SA Index Allocation 60/40 Portfolio — Class 3
02/06/17#- 01/31/18	10.00	0.09	1.36	1.45	(0.08)	—	(0.08)	(0.16)	11.29	14.49	34,950	0.43	†	0.94	†	36
01/31/19	11.29	0.32	(0.65)	(0.33)	(0.31)	—	(0.06)	(0.37)	10.59	(2.64)	81,977	0.43		3.00		20

SA Index Allocation 80/20 Portfolio — Class 1
02/06/17#- 01/31/18	10.00	0.07	1.85	1.92	(0.13)	—	(0.06)	(0.19)	11.73	19.32	119	0.18	†	0.70	†	23
01/31/19	11.73	0.46	(0.96)	(0.50)	(0.38)	—	(0.08)	(0.46)	10.77	(4.00)	1,099	0.18		4.40		16

SA Index Allocation 80/20 Portfolio — Class 3
02/06/17#- 01/31/18	10.00	0.16	1.73	1.89	(0.11)	—	(0.06)	(0.17)	11.72	18.97	79,690	0.43	†	1.62	†	23
01/31/19	11.72	0.31	(0.83)	(0.52)	(0.33)	—	(0.08)	(0.41)	10.79	(4.24)	166,667	0.43		2.81		16

SA Index Allocation 90/10 Portfolio — Class 1
02/06/17#- 01/31/18	10.00	0.15	2.02	2.17	(0.16)	—	(0.06)	(0.22)	11.95	21.78	268	0.18	†	1.36	†	18
01/31/19	11.95	0.33	(0.96)	(0.63)	(0.39)	—	(0.08)	(0.47)	10.85	(4.96)	1,737	0.13		3.09		14

SA Index Allocation 90/10 Portfolio — Class 3
02/06/17#- 01/31/18	10.00	0.19	1.95	2.14	(0.13)	—	(0.06)	(0.19)	11.95	21.53	222,233	0.43	†	1.87	†	18
01/31/19	11.95	0.31	(0.97)	(0.66)	(0.33)	—	(0.08)	(0.41)	10.88	(5.20)	457,590	0.39		2.83		14

*	Calculated based upon average shares outstanding.
**	Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
†	Annualized
#	Commencement of operations.
(1)	During the below stated periods, the investment adviser either waived fees or reimbursed expenses for the Portfolios or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

	Expenses		Net Investment Income (Loss)
Portfolio	01/18†	1/19	01/18†	1/19
SA Index Allocation 60/40 Class 1	1.44%	0.21%	(0.63)%	2.10%
SA Index Allocation 60/40 Class 3	0.82	0.45	0.56	2.98
SA Index Allocation 80/20 Class 1	1.36	0.16	(0.47)	4.42
SA Index Allocation 80/20 Class 3	0.56	0.41	1.49	2.83
SA Index Allocation 90/10 Class 1	0.64	0.13	0.90	3.09
SA Index Allocation 90/10 Class 3	0.44	0.39	1.87	2.83

See Notes to Financial Statements

601

SUNAMERICA SERIES TRUST

FINANCIAL HIGHLIGHTS — (continued)

Selected data for a share of beneficial interest outstanding throughout each period

Period ended	Net Asset Value beginning of period	Net investment income (loss)*	Net realized & unrealized gain (loss) on investments	Total from investment operations	Dividends declared from net investment income	Return of capital	Dividends from net realized gain on investments	Total distributions	Net Asset Value end of period	Total Return**	Net Assets end of period (000s)	Ratio of expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover

SA International Index Portfolio — Class 1
02/06/17#- 01/31/18	$10.00	$0.24	$2.15	$2.39	$(0.23)	$—	$(0.03)	$(0.26)	$12.13	24.09%	$389,353	0.52	%†(1)	2.23	%†(1)	15%
01/31/19	12.13	0.26	(1.83)	(1.57)	(0.23)	—	(0.02)	(0.25)	10.31	(12.86)	404,611	0.52	(1)	2.36	(1)	8

SA International Index Portfolio — Class 3
02/06/17#- 01/31/18	10.00	0.18	2.18	2.36	(0.21)	—	(0.03)	(0.24)	12.12	23.73	402	0.77	†(1)	1.68	†(1)	15
01/31/19	12.12	0.18	(1.77)	(1.59)	(0.20)	—	(0.02)	(0.22)	10.31	(13.03)	1,593	0.77	(1)	1.78	(1)	8

SA Invesco Growth Opportunities Portfolio — Class 1
01/31/15	10.21	(0.04)	0.27	0.23	—	—	(1.32)	(1.32)	9.12	4.15	104,633	0.79	(2)	(0.44	)(2)	82
01/31/16	9.12	(0.04)	(0.79)	(0.83)	—	—	(1.16)	(1.16)	7.13	(10.51)	97,228	0.79	(2)	(0.44	)(2)	60
01/31/17	7.13	(0.02)	1.45	1.43	—	—	(0.66)	(0.66)	7.90	20.62	105,375	0.79	(2)	(0.31	)(2)	57
01/31/18	7.90	(0.03)	2.03	2.00	—	—	(0.30)	(0.30)	9.60	25.64	121,703	0.79	(2)	(0.38	)(2)	38
01/31/19	9.60	(0.03)	0.31	0.28	—	—	(1.07)	(1.07)	8.81	2.50	151,042	0.79	(2)	(0.37	)(2)	69

SA Invesco Growth Opportunities Portfolio — Class 2
01/31/15	10.00	(0.05)	0.25	0.20	—	—	(1.32)	(1.32)	8.88	3.94	3,660	0.94	(2)	(0.58	)(2)	82
01/31/16	8.88	(0.05)	(0.76)	(0.81)	—	—	(1.16)	(1.16)	6.91	(10.57)	2,989	0.94	(2)	(0.58	)(2)	60
01/31/17	6.91	(0.03)	1.40	1.37	—	—	(0.66)	(0.66)	7.62	20.40	3,026	0.94	(2)	(0.46	)(2)	57
01/31/18	7.62	(0.04)	1.96	1.92	—	—	(0.30)	(0.30)	9.24	25.53	3,134	0.94	(2)	(0.52	)(2)	38
01/31/19	9.24	(0.05)	0.30	0.25	—	—	(1.07)	(1.07)	8.42	2.26	2,977	0.94	(2)	(0.52	)(2)	69

SA Invesco Growth Opportunities Portfolio — Class 3
01/31/15	9.87	(0.06)	0.25	0.19	—	—	(1.32)	(1.32)	8.74	3.87	189,902	1.04	(2)	(0.68	)(2)	82
01/31/16	8.74	(0.06)	(0.74)	(0.80)	—	—	(1.16)	(1.16)	6.78	(10.63)	151,349	1.04	(2)	(0.68	)(2)	60
01/31/17	6.78	(0.04)	1.38	1.34	—	—	(0.66)	(0.66)	7.46	20.35	166,823	1.04	(2)	(0.56	)(2)	57
01/31/18	7.46	(0.05)	1.91	1.86	—	—	(0.30)	(0.30)	9.02	25.27	173,168	1.04	(2)	(0.62	)(2)	38
01/31/19	9.02	(0.06)	0.30	0.24	—	—	(1.07)	(1.07)	8.19	2.21	150,700	1.04	(2)	(0.62	)(2)	69

*	Calculated based upon average shares outstanding.
**	Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
†	Annualized
#	Commencement of operations.
(1)	During the below stated periods, the investment adviser either waived fees and assumed expenses for the Portfolios or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

	Expenses		Net Investment Income (Loss)
Portfolio	01/18†	1/19	01/18†	1/19
SA International Index Class 1	0.58%	0.50%	2.17%	2.39%
SA International Index Class 3	1.14	0.75	1.31	1.80

(2)	Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

Portfolio	1/15	1/16	1/17	1/18	1/19
SA Invesco Growth Opportunities Class 1	0.01%	0.01%	0.01%	0.00%	0.00%
SA Invesco Growth Opportunities Class 2	0.01	0.01	0.01	0.00	0.00
SA Invesco Growth Opportunities Class 3	0.01	0.01	0.01	0.00	0.00

See Notes to Financial Statements

602

SUNAMERICA SERIES TRUST

FINANCIAL HIGHLIGHTS — (continued)

Selected data for a share of beneficial interest outstanding throughout each period

Period ended	Net Asset Value beginning of period	Net investment income (loss)*	Net realized & unrealized gain (loss) on investments	Total from investment operations	Dividends declared from net investment income	Return of capital	Dividends from net realized gain on investments	Total distributions	Net Asset Value end of period	Total Return**	Net Assets end of period (000’s)	Ratio of expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover

SA Invesco VCP Equity-Income Portfolio — Class 1
09/26/16#- 01/31/17	$11.70	$0.06	$0.79	$0.85	$—	$—	$—	$—	$12.55	7.26%	$107	0.86	%†(2)	1.31	%†(2)	179%
01/31/18	12.55	0.20	1.51	1.71	(0.12)	—	—	(0.12)	14.14	13.67	124	0.83	(1)(2)	1.50	(1)(2)	151
01/31/19	14.14	0.21	(1.33)	(1.12)	(0.43)	—	(0.36)	(0.79)	12.23	(7.79)	130	0.83	(1)(2)	1.59	(1)(2)	147

SA Invesco VCP Equity-Income Portfolio — Class 3
01/31/15	10.85	0.10	0.74	0.84	(0.11)	—	(0.17)	(0.28)	11.41	7.74	237,408	1.23	(1)(2)	0.89	(1)(2)	114
01/31/16	11.41	0.08	(0.60)	(0.52)	(0.02)	—	—	(0.02)	10.87	(4.56)	718,952	1.23	(1)(2)	0.74	(1)(2)	135
01/31/17	10.87	0.14	1.59	1.73	(0.07)	—	(0.00)	(0.07)	12.53	15.98	1,183,005	1.15	(1)(2)	1.18	(1)(2)	179
01/31/18	12.53	0.16	1.53	1.69	(0.11)	—	—	(0.11)	14.11	13.54	1,610,083	1.08	(1)(2)	1.25	(1)(2)	151
01/31/19	14.11	0.18	(1.34)	(1.16)	(0.34)	—	(0.36)	(0.70)	12.25	(8.09)	1,484,110	1.08	(1)(2)	1.34	(1)(2)	147

*	Calculated based upon average shares outstanding.
**	Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
†	Annualized
#	Commencement of operations.
(1)	During the below stated periods, the investment adviser either waived fees or reimbursed expenses for the Portfolios or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

	Expenses								Net Investment Income (Loss)
Portfolio	1/15		1/16		1/17		1/18(2)	1/19(2)	1/15		1/16		1/17		1/18(2)	1/19(2)
SA Invesco VCP Equity-Income Class 1	—%		—%		—%		0.88%	0.88%	—%		—%		—%		1.45%	1.54%
SA Invesco VCP Equity-Income Class 3	1.27	(2)	1.20	(2)	1.16	(2)	1.13	1.13	0.86	(2)	0.76	(2)	1.17	(2)	1.20	1.29

(2)	Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

Portfolio	1/15	1/16	1/17		1/18	1/19(2)
SA Invesco VCP Equity-Income Class 1	—%	—%	0.00	%†	0.00%	0.00%
SA Invesco VCP Equity-Income Class 3	0.00	0.00	0.00		0.00	0.00

See Notes to Financial Statements

603

SUNAMERICA SERIES TRUST

FINANCIAL HIGHLIGHTS — (continued)

Selected data for a share of beneficial interest outstanding throughout each period

Period ended	Net Asset Value beginning of period	Net investment income (loss)*	Net realized & unrealized gain (loss) on investments	Total from investment operations	Dividends declared from net investment income	Return of capital	Dividends from net realized gain on investments	Total distributions	Net Asset Value end of period	Total Return**	Net Assets end of period (000s)	Ratio of expenses to average net assets(1)		Ratio of net investment income (loss) to average net assets(1)		Portfolio turnover

SA Janus Focused Growth Portfolio — Class 1
01/31/15	$12.48	$(0.00)	$1.39	$1.39	$(0.00)	$—	$(0.84)	$(0.84)	$13.03	11.54%	$187,091	0.89%		(0.02)%		64%
01/31/16	13.03	(0.03)	(0.64)	(0.67)	—	—	(0.62)	(0.62)	11.74	(5.29)	114,577	0.90		(0.24)		70
01/31/17	11.74	(0.00)	1.26	1.26	—	—	(1.16)	(1.16)	11.84	11.16	113,795	0.84	(2)	(0.04	)(2)	126
01/31/18	11.84	0.01	3.93	3.94	—	—	(1.05)	(1.05)	14.73	34.31	190,836	0.80	(2)	0.04	(2)	48
01/31/19	14.73	0.02	0.22	0.24	—	—	(1.10)	(1.10)	13.87	1.55	240,132	0.80	(2)	0.12	(2)	49

SA Janus Focused Growth Portfolio — Class 2
01/31/15	12.35	(0.02)	1.37	1.35	—	—	(0.84)	(0.84)	12.86	11.33	12,586	1.05		(0.17)		64
01/31/16	12.86	(0.05)	(0.62)	(0.67)	—	—	(0.62)	(0.62)	11.57	(5.36)	10,196	1.05		(0.41)		70
01/31/17	11.57	(0.02)	1.24	1.22	—	—	(1.16)	(1.16)	11.63	10.98	8,884	0.99	(2)	(0.19	)(2)	126
01/31/18	11.63	(0.01)	3.84	3.83	—	—	(1.05)	(1.05)	14.41	33.97	10,096	0.95	(2)	(0.07	)(2)	48
01/31/19	14.41	(0.01)	0.24	0.23	—	—	(1.10)	(1.10)	13.54	1.51	8,689	0.95	(2)	(0.04	)(2)	49

SA Janus Focused Growth Portfolio — Class 3
01/31/15	12.25	(0.03)	1.36	1.33	—	—	(0.84)	(0.84)	12.74	11.26	141,944	1.15		(0.27)		64
01/31/16	12.74	(0.07)	(0.61)	(0.68)	—	—	(0.62)	(0.62)	11.44	(5.49)	126,066	1.15		(0.51)		70
01/31/17	11.44	(0.03)	1.22	1.19	—	—	(1.16)	(1.16)	11.47	10.84	130,043	1.09	(2)	(0.29	)(2)	126
01/31/18	11.47	(0.02)	3.79	3.77	—	—	(1.05)	(1.05)	14.19	33.92	144,926	1.05	(2)	(0.17	)(2)	48
01/31/19	14.19	(0.02)	0.23	0.21	—	—	(1.10)	(1.10)	13.30	1.39	123,274	1.05	(2)	(0.14	)(2)	49

*	Calculated based upon average shares outstanding.
**	Total return does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
(1)	Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

Portfolio	1/15	1/16	1/17	1/18	1/19
SA Janus Focused Growth Class 1	0.00%	0.00%	0.00%	0.00%	0.00%
SA Janus Focused Growth Class 2	0.00	0.00	0.00	0.00	0.00
SA Janus Focused Growth Class 3	0.00	0.00	0.00	0.00	0.00

(2)	During the below stated periods, the investment adviser either waived fees or reimbursed expenses for the Portfolio or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. If all fees and expenses had been incurred by the Portfolio, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

	Expenses			Net Investment Income (Loss)
Portfolio	1/17(1)	1/18(1)	1/19(1)	1/17(1)	1/18(1)	1/19(1)
SA Janus Focused Growth Class 1	0.90%	0.90%	0.90%	(0.10)%	(0.06)%	0.02%
SA Janus Focused Growth Class 2	1.05	1.05	1.05	(0.25)	(0.17)	(0.14)
SA Janus Focused Growth Class 3	1.15	1.15	1.15	(0.35)	(0.27)	(0.24)

See Notes to Financial Statements

604

SUNAMERICA SERIES TRUST

FINANCIAL HIGHLIGHTS — (continued)

Selected data for a share of beneficial interest outstanding throughout each period

Period ended	Net Asset Value beginning of period	Net investment income (loss)*	Net realized & unrealized gain (loss) on investments	Total from investment operations	Dividends declared from net investment income	Return of capital	Dividends from net realized gain on investments	Total distributions	Net Asset Value end of period	Total Return**	Net Assets end of period (000’s)	Ratio of expenses to average net assets(1)		Ratio of net investment income to average net assets(1)		Portfolio turnover

SA JPMorgan Diversified Balanced Portfolio — Class 1@
01/31/15	$18.67	$0.34	$1.85	$2.19	$(0.28)	$—	$—	$(0.28)	$20.58	11.83%	$87,892	0.73%		1.71%		68%
01/31/16	20.58	0.30	(0.72)	(0.42)	(0.37)	—	(1.58)	(1.95)	18.21	(2.29)	77,857	0.73		1.46		82
01/31/17	18.21	0.27	1.95	2.22	(0.32)	—	(0.85)	(1.17)	19.26	12.49	79,458	0.73		1.40		99
01/31/18	19.26	0.29	2.80	3.09	(0.33)	—	(1.01)	(1.34)	21.01	16.50	83,279	0.73	(2)	1.45	(2)	108
01/31/19	21.01	0.39	(1.45)	(1.06)	(0.31)	—	(1.25)	(1.56)	18.39	(5.04)	71,181	0.70	(2)	1.98	(2)	149

SA JPMorgan Diversified Balanced Portfolio — Class 2@
01/31/15	18.64	0.31	1.85	2.16	(0.26)	—	—	(0.26)	20.54	11.64	11,458	0.88		1.57		68
01/31/16	20.54	0.27	(0.72)	(0.45)	(0.34)	—	(1.58)	(1.92)	18.17	(2.47)	9,780	0.88		1.32		82
01/31/17	18.17	0.24	1.95	2.19	(0.29)	—	(0.85)	(1.14)	19.22	12.34	10,792	0.88		1.25		99
01/31/18	19.22	0.26	2.81	3.07	(0.31)	—	(1.01)	(1.32)	20.97	16.38	12,732	0.88	(2)	1.29	(2)	108
01/31/19	20.97	0.36	(1.45)	(1.09)	(0.28)	—	(1.25)	(1.53)	18.35	(5.19)	11,098	0.85	(2)	1.83	(2)	149

SA JPMorgan Diversified Balanced Portfolio — Class 3@
01/31/15	18.60	0.29	1.84	2.13	(0.24)	—	—	(0.24)	20.49	11.53	125,451	0.98		1.47		68
01/31/16	20.49	0.24	(0.71)	(0.47)	(0.32)	—	(1.58)	(1.90)	18.12	(2.53)	123,752	0.98		1.21		82
01/31/17	18.12	0.22	1.95	2.17	(0.28)	—	(0.85)	(1.13)	19.16	12.23	138,697	0.98		1.14		99
01/31/18	19.16	0.24	2.79	3.03	(0.29)	—	(1.01)	(1.30)	20.89	16.23	170,049	0.98	(2)	1.19	(2)	108
01/31/19	20.89	0.34	(1.44)	(1.10)	(0.27)	—	(1.25)	(1.52)	18.27	(5.27)	177,698	0.95	(2)	1.74	(2)	149

*	Calculated based upon average shares outstanding.
**	Total return does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
@	See Note 1
(1)	Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income to average net assets would have been higher by the following:

Portfolio	1/15	1/16	1/17	1/18	1/19
SA JPMorgan Diversified Balanced Class 1	0.00%	0.00%	0.00%	0.00%	0.00%
SA JPMorgan Diversified Balanced Class 2	0.00	0.00	0.00	0.00	0.00
SA JPMorgan Diversified Balanced Class 3	0.00	0.00	0.00	0.00	0.00

(2)	During the below stated periods, the investment adviser either waived fees and assumed expenses for the Portfolios or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

	Expenses		Net Investment Income (Loss)
Portfolio	1/18(1)	1/19(1)	1/18(1)	1/19(1)
SA JPMorgan Diversified Balanced Class 1	0.74%	0.76%	1.44%	1.92%
SA JPMorgan Diversified Balanced Class 2	0.89	0.91	1.28	1.77
SA JPMorgan Diversified Balanced Class 3	0.99	1.01	1.18	1.68

See Notes to Financial Statements

605

SUNAMERICA SERIES TRUST

FINANCIAL HIGHLIGHTS — (continued)

Selected data for a share of beneficial interest outstanding throughout each period

Period ended	Net Asset Value beginning of period	Net investment income (loss)*	Net realized & unrealized gain (loss) on investments	Total from investment operations	Dividends declared from net investment income	Return of capital	Dividends from net realized gain on investments	Total distributions	Net Asset Value end of period	Total Return**	Net Assets end of period (000’s)	Ratio of expenses to average net assets(1)(2)	Ratio of net investment income (loss) to average net assets(1)(2)	Portfolio turnover

SA JPMorgan Emerging Markets Portfolio — Class 1
01/31/15	$7.25	$0.15	$0.02	$0.17	$(0.10)	$—	$—	$(0.10)	$7.32	2.31%	$234,473	1.12%	1.92%	54%
01/31/16	7.32	0.12	(1.55)	(1.43)	(0.12)	—	—	(0.12)	5.77	(19.68)	237,213	1.13	1.79	59
01/31/17	5.77	0.13	1.35	1.48	(0.14)	—	—	(0.14)	7.11	25.63	169,400	1.15	1.88	67
01/31/18	7.11	0.13	2.99	3.12	(0.16)	—	—	(0.16)	10.07	44.22	200,885	1.12	1.56	49
01/31/19	10.07	0.19	(2.05)	(1.86)	(0.19)	—	—	(0.19)	8.02	(18.39)	118,832	1.14	2.24	72

SA JPMorgan Emerging Markets Portfolio — Class 2
01/31/15	7.20	0.14	0.02	0.16	(0.09)	—	—	(0.09)	7.27	2.14	5,035	1.27	1.78	54
01/31/16	7.27	0.11	(1.53)	(1.42)	(0.11)	—	—	(0.11)	5.74	(19.70)	3,553	1.28	1.56	59
01/31/17	5.74	0.10	1.36	1.46	(0.12)	—	—	(0.12)	7.08	25.42	3,676	1.30	1.46	67
01/31/18	7.08	0.12	2.97	3.09	(0.15)	—	—	(0.15)	10.02	43.94	4,487	1.27	1.40	49
01/31/19	10.02	0.17	(2.04)	(1.87)	(0.17)	—	—	(0.17)	7.98	(18.54)	3,272	1.30	2.04	72

SA JPMorgan Emerging Markets Portfolio — Class 3
01/31/15	7.15	0.13	0.02	0.15	(0.08)	—	—	(0.08)	7.22	2.07	159,734	1.37	1.70	54
01/31/16	7.22	0.10	(1.52)	(1.42)	(0.11)	—	—	(0.11)	5.69	(19.91)	129,174	1.38	1.47	59
01/31/17	5.69	0.09	1.35	1.44	(0.11)	—	—	(0.11)	7.02	25.36	146,034	1.40	1.33	67
01/31/18	7.02	0.11	2.96	3.07	(0.15)	—	—	(0.15)	9.94	43.91	168,305	1.37	1.31	49
01/31/19	9.94	0.16	(2.03)	(1.87)	(0.16)	—	—	(0.16)	7.91	(18.67)	133,143	1.40	1.90	72

*	Calculated based upon average shares outstanding.
**	Total return does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense deductions.
(1)	Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

Portfolio	1/15	1/16	1/17	1/18	1/19
SA JPMorgan Emerging Markets Class 1	0.00%	0.00%	0.00%	0.00%	0.00%
SA JPMorgan Emerging Markets Class 2	0.00	0.00	0.00	0.00	0.00
SA JPMorgan Emerging Markets Class 3	0.00	0.00	0.00	0.00	0.00

(2)	During the below stated periods, the investment adviser either waived fees or reimbursed expenses for the Portfolio or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. If all fees and expenses had been incurred by the Portfolio, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

	Expenses					Net Investment Income (Loss)
Portfolio	1/15(1)	1/16(1)	1/17(1)	1/18(1)	1/19(1)	1/15(1)	1/16(1)	1/17(1)	1/18(1)	1/19(1)
SA JPMorgan Emerging Markets Class 1	1.20%	1.22%	1.24%	1.22%	1.24%	1.83%	1.70%	1.79%	1.46%	2.14%
SA JPMorgan Emerging Markets Class 2	1.35	1.37	1.40	1.37	1.40	1.69	1.48	1.36	1.30	1.94
SA JPMorgan Emerging Markets Class 3	1.45	1.47	1.50	1.47	1.50	1.61	1.39	1.23	1.21	1.80

See Notes to Financial Statements

606

SUNAMERICA SERIES TRUST

FINANCIAL HIGHLIGHTS — (continued)

Selected data for a share of beneficial interest outstanding throughout each period

Period ended	Net Asset Value beginning of period	Net investment income (loss)*	Net realized & unrealized gain (loss) on investments	Total from investment operations	Dividends declared from net investment income	Return of capital	Dividends from net realized gain on investments	Total distributions	Net Asset Value end of period	Total Return**	Net Assets end of period (000s)	Ratio of expenses to average net assets(1)		Ratio of net investment income to average net assets(1)		Portfolio turnover

SA JPMorgan Equity-Income Portfolio — Class 1
01/31/15	$28.67	$0.68	$3.51	$4.19	$(0.40)	$—	$(1.19)	$(1.59)	$31.27	14.94%	$727,505	0.60%		2.20%		20%
01/31/16	31.27	0.68	(1.48)	(0.80)	(0.57)	—	(1.22)	(1.79)	28.68	(2.69)	764,330	0.58		2.19		23
01/31/17	28.68	0.68	5.16	5.84	(0.62)	—	(1.07)	(1.69)	32.83	20.77	898,336	0.57		2.19		26
01/31/18	32.83	0.70	6.60	7.30	(0.77)	—	(1.80)	(2.57)	37.56	22.93	950,519	0.57	(2)	2.00	(2)	14
01/31/19	37.56	0.81	(1.83)	(1.02)	(0.78)	—	(2.29)	(3.07)	33.47	(2.95)	805,291	0.58	(2)	2.27	(2)	19

SA JPMorgan Equity-Income Portfolio — Class 2
01/31/15	28.63	0.65	3.49	4.14	(0.35)	—	(1.19)	(1.54)	31.23	14.78	11,573	0.75		2.06		20
01/31/16	31.23	0.64	(1.49)	(0.85)	(0.52)	—	(1.22)	(1.74)	28.64	(2.86)	10,342	0.73		2.06		23
01/31/17	28.64	0.64	5.15	5.79	(0.57)	—	(1.07)	(1.64)	32.79	20.61	10,771	0.72		2.05		26
01/31/18	32.79	0.65	6.58	7.23	(0.71)	—	(1.80)	(2.51)	37.51	22.74	11,350	0.72	(2)	1.86	(2)	14
01/31/19	37.51	0.76	(1.84)	(1.08)	(0.72)	—	(2.29)	(3.01)	33.42	(3.11)	9,761	0.73	(2)	2.13	(2)	19

SA JPMorgan Equity-Income Portfolio — Class 3
01/31/15	28.57	0.61	3.49	4.10	(0.35)	—	(1.19)	(1.54)	31.13	14.65	201,697	0.85		1.96		20
01/31/16	31.13	0.61	(1.48)	(0.87)	(0.50)	—	(1.22)	(1.72)	28.54	(2.93)	198,631	0.83		1.95		23
01/31/17	28.54	0.61	5.13	5.74	(0.54)	—	(1.07)	(1.61)	32.67	20.51	228,252	0.82		1.95		26
01/31/18	32.67	0.61	6.54	7.15	(0.68)	—	(1.80)	(2.48)	37.34	22.58	253,011	0.82	(2)	1.76	(2)	14
01/31/19	37.34	0.72	(1.82)	(1.10)	(0.69)	—	(2.29)	(2.98)	33.26	(3.19)	218,826	0.83	(2)	2.03	(2)	19

*	Calculated based upon average shares outstanding.
**	Total return does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
(1)	Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

Portfolio	1/15	1/16	1/17	1/18	1/19
SA JPMorgan Equity-Income Class 1	0.00%	0.00%	0.00%	0.00%	0.00%
SA JPMorgan Equity-Income Class 2	0.00	0.00	0.00	0.00	0.00
SA JPMorgan Equity-Income Class 3	0.00	0.00	0.00	0.00	0.00

(2)	During the below stated periods, the investment adviser either waived fees and assumed expenses for the Portfolios or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

	Expenses		Net Investment Income (Loss)
Portfolio	1/18(1)	1/19(1)	1/18(1)	1/19(1)
SA JPMorgan Equity-Income Class 1	0.57%	0.58%	2.00%	2.27%
SA JPMorgan Equity-Income Class 2	0.72	0.73	1.86	2.13
SA JPMorgan Equity-Income Class 3	0.82	0.83	1.76	2.03

See Notes to Financial Statements

607

SUNAMERICA SERIES TRUST

FINANCIAL HIGHLIGHTS — (continued)

Selected data for a share of beneficial interest outstanding throughout each period

Period ended	Net Asset Value beginning of period	Net investment income (loss)*	Net realized & unrealized gain (loss) on investments	Total from investment operations	Dividends declared from net investment income	Return of capital	Dividends from net realized gain on investments	Total distributions	Net Asset Value end of period	Total Return**	Net Assets end of period (000s)	Ratio of expenses to average net assets(1)		Ratio of net investment income (loss) to average net assets(1)		Portfolio turnover

SA JPMorgan Global Equities Portfolio — Class 1
01/31/15	$17.56	$0.34	$0.78	$1.12	$(0.13)	$—	$—	$(0.13)	$18.55	6.42%	$476,334	0.79%		1.81%		85%
01/31/16	18.55	0.26	(1.33)	(1.07)	(0.28)	—	(0.04)	(0.32)	17.16	(5.89)	521,970	0.76		1.39		60
01/31/17	17.16	0.29	2.39	2.68	(0.26)	—	—	(0.26)	19.58	15.72	517,220	0.76		1.58		92
01/31/18	19.58	0.29	5.08	5.37	(0.40)	—	—	(0.40)	24.55	27.61	538,327	0.76	(2)	1.32	(2)	88
01/31/19	24.55	0.36	(2.38)	(2.02)	(0.43)	—	(3.19)	(3.62)	18.91	(8.58)	426,558	0.77	(2)	1.62	(2)	61

SA JPMorgan Global Equities Portfolio — Class 2
01/31/15	17.51	0.33	0.76	1.09	(0.10)	—	—	(0.10)	18.50	6.26	5,296	0.94		1.79		85
01/31/16	18.50	0.24	(1.34)	(1.10)	(0.24)	—	(0.04)	(0.28)	17.12	(6.01)	4,392	0.91		1.28		60
01/31/17	17.12	0.26	2.38	2.64	(0.23)	—	—	(0.23)	19.53	15.50	4,284	0.91		1.43		92
01/31/18	19.53	0.25	5.09	5.34	(0.37)	—	—	(0.37)	24.50	27.50	4,768	0.91	(2)	1.17	(2)	88
01/31/19	24.50	0.33	(2.39)	(2.06)	(0.39)	—	(3.19)	(3.58)	18.86	(8.76)	3,743	0.93	(2)	1.47	(2)	61

SA JPMorgan Global Equities Portfolio — Class 3
01/31/15	17.44	0.31	0.75	1.06	(0.09)	—	—	(0.09)	18.41	6.10	39,092	1.04		1.66		85
01/31/16	18.41	0.22	(1.32)	(1.10)	(0.23)	—	(0.04)	(0.27)	17.04	(6.07)	33,857	1.01		1.17		60
01/31/17	17.04	0.24	2.37	2.61	(0.21)	—	—	(0.21)	19.44	15.39	35,721	1.01		1.31		92
01/31/18	19.44	0.23	5.05	5.28	(0.35)	—	—	(0.35)	24.37	27.31	40,255	1.01	(2)	1.06	(2)	88
01/31/19	24.37	0.30	(2.37)	(2.07)	(0.37)	—	(3.19)	(3.56)	18.74	(8.86)	34,288	1.02	(2)	1.36	(2)	61

*	Calculated based upon average shares outstanding.
**	Total return does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
(1)	Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

Portfolio	1/15	1/16	1/17	1/18	1/19
SA JPMorgan Global Equities Class 1	0.00%	0.00%	0.00%	0.00%	0.00%
SA JPMorgan Global Equities Class 2	0.00	0.00	0.00	0.00	0.00
SA JPMorgan Global Equities Class 3	0.00	0.00	0.00	0.00	0.00

(2)	During the below stated periods, the investment adviser either waived fees or reimbursed expenses for the Portfolio or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. If all fees and expenses had been incurred by the Portfolio, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

	Expenses		Net Investment Income (Loss)
Portfolio	1/18(1)	1/19(1)	1/18(1)	1/19(1)
SA JPMorgan Global Equities Class 1	0.76%	0.77%	1.32%	1.62%
SA JPMorgan Global Equities Class 2	0.91	0.93	1.17	1.47
SA JPMorgan Global Equities Class 3	1.01	1.02	1.06	1.36

See Notes to Financial Statements

608

SUNAMERICA SERIES TRUST

FINANCIAL HIGHLIGHTS — (continued)

Selected data for a share of beneficial interest outstanding throughout each period

Period ended	Net Asset Value beginning of period	Net investment income (loss)*	Net realized & unrealized gain (loss) on investments	Total from investment operations	Dividends declared from net investment income	Return of capital	Dividends from net realized gain on investments	Total distributions	Net Asset Value end of period	Total Return**	Net Assets end of period (000s)	Ratio of expenses to average net assets(1)	Ratio of net investment income to average net assets(1)	Portfolio turnover

SA JPMorgan MFS Core Bond Portfolio — Class 1
01/31/15	$8.84	$0.14	$0.34	$0.48	$(0.12)	$—	$—	$(0.12)	$9.20	5.43%	$852,919	0.64%	1.56%	305%
01/31/16	9.20	0.16	(0.23)	(0.07)	(0.11)	—	(0.22)	(0.33)	8.80	(0.78)	1,065,054	0.54	1.76	65
01/31/17	8.80	0.19	0.03	0.22	(0.17)	—	—	(0.17)	8.85	2.52	965,033	0.53	2.13	33
01/31/18	8.85	0.20	0.03	0.23	(0.22)	—	—	(0.22)	8.86	2.55	967,278	0.53	2.25	33
01/31/19	8.86	0.23	(0.08)	0.15	(0.22)	—	—	(0.22)	8.79	1.76	931,054	0.54	2.60	35

SA JPMorgan MFS Core Bond Portfolio — Class 2
01/31/15	8.79	0.13	0.34	0.47	(0.10)	—	—	(0.10)	9.16	5.37	15,129	0.79	1.49	305
01/31/16	9.16	0.14	(0.22)	(0.08)	(0.09)	—	(0.22)	(0.31)	8.77	(0.90)	10,651	0.69	1.57	65
01/31/17	8.77	0.18	0.02	0.20	(0.16)	—	—	(0.16)	8.81	2.21	9,526	0.68	1.98	33
01/31/18	8.81	0.19	0.03	0.22	(0.20)	—	—	(0.20)	8.83	2.50	8,619	0.68	2.10	33
01/31/19	8.83	0.21	(0.08)	0.13	(0.20)	—	—	(0.20)	8.76	1.59	7,626	0.69	2.44	35

SA JPMorgan MFS Core Bond Portfolio — Class 3
01/31/15	8.75	0.12	0.34	0.46	(0.10)	—	—	(0.10)	9.11	5.23	1,004,578	0.89	1.36	305
01/31/16	9.11	0.13	(0.21)	(0.08)	(0.09)	—	(0.22)	(0.31)	8.72	(0.95)	935,363	0.79	1.49	65
01/31/17	8.72	0.17	0.02	0.19	(0.15)	—	—	(0.15)	8.76	2.16	958,280	0.78	1.88	33
01/31/18	8.76	0.18	0.03	0.21	(0.20)	—	—	(0.20)	8.77	2.33	973,614	0.78	2.00	33
01/31/19	8.77	0.20	(0.07)	0.13	(0.20)	—	—	(0.20)	8.70	1.50	840,537	0.79	2.35	35

*	Calculated based upon average shares outstanding.
**	Total return does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
(1)	During the below stated periods, the investment adviser either waived fees or reimbursed expenses for the Portfolio or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. If all fees and expenses had been incurred by the Portfolio, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

	Expenses					Net Investment Income (Loss)
Portfolio	1/15	1/16	1/17	1/18	1/19	1/15	1/16	1/17	1/18	1/19
SA JPMorgan MFS Core Bond Class 1	0.64%	0.64%	0.63%	0.63%	0.64%	1.56%	1.67%	2.03%	2.15%	2.49%
SA JPMorgan MFS Core Bond Class 2	0.79	0.79	0.78	0.78	0.79	1.49	1.48	1.88	2.00	2.34
SA JPMorgan MFS Core Bond Class 3	0.89	0.89	0.88	0.88	0.89	1.36	1.40	1.78	1.90	2.24

See Notes to Financial Statements

609

SUNAMERICA SERIES TRUST

FINANCIAL HIGHLIGHTS — (continued)

Selected data for a share of beneficial interest outstanding throughout each period

Period ended	Net Asset Value beginning of period	Net investment income (loss)*	Net realized & unrealized gain (loss) on investments	Total from investment operations	Dividends declared from net investment income	Return of capital	Dividends from net realized gain on investments	Total distributions	Net Asset Value end of period	Total Return**	Net Assets end of period (000’s)	Ratio of expenses to average net assets(1)		Ratio of net investment income (loss) to average net assets(1)		Portfolio turnover

SA JPMorgan Mid-Cap Growth Portfolio — Class 1
01/31/15	$17.47	$(0.06)	$1.75	$1.69	$—	$—	$(1.55)	$(1.55)	$17.61	10.46%	$174,081	0.81%		(0.31)%		53%
01/31/16	17.61	(0.05)	(1.00)	(1.05)	—	—	(1.42)	(1.42)	15.14	(6.88)	223,093	0.80		(0.29)		58
01/31/17	15.14	(0.01)	2.59	2.58	—	—	(2.03)	(2.03)	15.69	17.61	184,053	0.81		(0.08)		43
01/31/18	15.69	(0.04)	4.94	4.90	—	—	(1.00)	(1.00)	19.59	31.83	203,680	0.80	(2)	(0.21	)(2)	47
01/31/19	19.59	(0.04)	0.04	(0.00)	—	—	(2.37)	(2.37)	17.22	0.05	209,126	0.81	(2)	(0.23	)(2)	57

SA JPMorgan Mid-Cap Growth Portfolio — Class 2
01/31/15	17.16	(0.08)	1.72	1.64	—	—	(1.55)	(1.55)	17.25	10.36	17,671	0.96		(0.45)		53
01/31/16	17.25	(0.08)	(0.98)	(1.06)	—	—	(1.42)	(1.42)	14.77	(7.09)	14,163	0.95		(0.43)		58
01/31/17	14.77	(0.04)	2.54	2.50	—	—	(2.03)	(2.03)	15.24	17.50	13,824	0.96		(0.24)		43
01/31/18	15.24	(0.06)	4.78	4.72	—	—	(1.00)	(1.00)	18.96	31.59	15,783	0.95	(2)	(0.37	)(2)	47
01/31/19	18.96	(0.07)	0.04	(0.03)	—	—	(2.37)	(2.37)	16.56	(0.11)	14,192	0.96	(2)	(0.37	)(2)	57

SA JPMorgan Mid-Cap Growth Portfolio — Class 3
01/31/15	16.98	(0.10)	1.70	1.60	—	—	(1.55)	(1.55)	17.03	10.22	151,864	1.06		(0.55)		53
01/31/16	17.03	(0.09)	(0.97)	(1.06)	—	—	(1.42)	(1.42)	14.55	(7.18)	128,135	1.05		(0.53)		58
01/31/17	14.55	(0.05)	2.50	2.45	—	—	(2.03)	(2.03)	14.97	17.42	144,257	1.06		(0.35)		43
01/31/18	14.97	(0.08)	4.69	4.61	—	—	(1.00)	(1.00)	18.58	31.42	162,852	1.05	(2)	(0.46	)(2)	47
01/31/19	18.58	(0.08)	0.04	(0.04)	—	—	(2.37)	(2.37)	16.17	(0.17)	147,794	1.06	(2)	(0.47	)(2)	57

*	Calculated based upon average shares outstanding.
**	Total return does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
(1)	Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

Portfolio	1/14	1/15	1/16	1/17	1/18	1/19
SA JPMorgan Mid-Cap Growth Class 1	0.01%	0.00%	0.00%	0.00%	0.00%	0.00%
SA JPMorgan Mid-Cap Growth Class 2	0.01	0.00	0.00	0.00	0.00	0.00
SA JPMorgan Mid-Cap Growth Class 3	0.01	0.00	0.00	0.00	0.00	0.00

(2)	During the below stated periods, the investment adviser either waived fees and assumed expenses for the Portfolios or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

	Expenses		Net Investment Income (Loss)
Portfolio	1/18(1)	1/19(1)	1/18(1)	1/19(1)
SA JPMorgan Mid-Cap Growth Class 1	0.80%	0.81%	(0.21)%	(0.23)%
SA JPMorgan Mid-Cap Growth Class 2	0.95	0.96	(0.37)	(0.37)
SA JPMorgan Mid-Cap Growth Class 3	1.05	1.06	(0.46)	(0.47)

See Notes to Financial Statements

610

SUNAMERICA SERIES TRUST

FINANCIAL HIGHLIGHTS — (continued)

Selected data for a share of beneficial interest outstanding throughout each period

Period ended	Net Asset Value beginning of period	Net investment income (loss)*	Net realized & unrealized gain (loss) on investments	Total from investment operations	Dividends declared from net investment income	Return of capital	Dividends from net realized gain on investments	Total distributions	Net Asset Value end of period	Total Return**	Net Assets end of period (000s)	Ratio of expenses to average net assets(1)		Ratio of net investment income to average net assets(1)		Portfolio turnover

SA Large Cap Growth Index Portfolio — Class 1
05/01/18#- 01/31/19	$15.00	$0.13	$0.48	$0.61	$(0.12)	$—	$(0.04)	$(0.16)	$15.45	4.11%	$246,649	0.35	%†	1.13	%†	30%

SA Large Cap Growth Index Portfolio — Class 3
05/01/18#- 01/31/19	15.00	0.09	0.49	0.58	(0.09)	—	(0.04)	(0.13)	15.45	3.92	579	0.60	†	0.86	†	30

SA Large Cap Index Portfolio — Class 1
01/31/15	15.27	0.25	1.82	2.07	(0.11)	—	(0.13)	(0.24)	17.10	13.62	1,174,316	0.44		1.50		38
01/31/16	17.10	0.29	(0.47)	(0.18)	(0.19)	—	(0.26)	(0.45)	16.47	(1.08)	1,320,094	0.38		1.68		23
01/31/17	16.47	0.33	2.87	3.20	(0.25)	—	(0.17)	(0.42)	19.25	19.62	1,709,589	0.33		1.81		7
01/31/18	19.25	0.35	4.58	4.93	(0.33)	—	(0.24)	(0.57)	23.61	25.93	2,168,616	0.33		1.66		16
01/31/19	23.61	0.39	(1.04)	(0.65)	(0.72)	—	(0.64)	(1.36)	21.60	(2.66)	2,068,135	0.33		1.74		11

SA Large Cap Index Portfolio — Class 3
10/06/17#- 01/31/18	21.24	0.03	2.32	2.35	—	—	—	—	23.59	11.06	6,660	0.59	%†	0.57	%†	16
01/31/19	23.59	0.33	(1.03)	(0.70)	(0.64)	—	(0.64)	(1.28)	21.61	(2.93)	11,828	0.59		1.50		11

SA Large Cap Value Index Portfolio — Class 1
05/01/18#- 01/31/19	15.00	0.30	(0.03)	0.27	(0.30)	—	(0.03)	(0.33)	14.94	1.97	235,084	0.35	†	2.63	†	31

SA Large Cap Value Index Portfolio — Class 3
05/01/18#- 01/31/19	15.00	0.21	0.03	0.24	(0.25)	—	(0.03)	(0.28)	14.96	1.75	1,296	0.60	†	2.11		31

*	Calculated based upon average shares outstanding.
**	Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
†	Annualized
#	Commencement of operations.
(1)	During the below stated periods, the investment adviser either waived fees or reimbursed expenses for the Portfolio or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. If all fees and expenses had been incurred by the Portfolio, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

	Expenses							Net Investment Income (Loss)
Portfolio	1/15	1/16	1/17	1/18		1/19		1/15	1/16	1/17	1/18		1/19
SA Large Cap Growth Index Class 1	—%	—%	—%	—%		0.40	%†	—%	—%	—%	—%		1.08	%†
SA Large Cap Growth Index Class 3	—	—	—	—		0.76	†	—	—	—	—		0.70	†
SA Large Cap Index Class 1	0.45	0.44	0.44	0.44		0.44		1.54	1.62	1.70	1.55		1.63
SA Large Cap Index Class 3	—	—	—	0.70	†	0.70		—	—	—	0.46	†	1.39
SA Large Cap Value Index Class 1	—	—	—	—		0.40	†	—	—	—	—		2.57	†
SA Large Cap Value Index Class 3	—	—	—	—		0.74	†	—	—	—	—		1.97	†

See Notes to Financial Statements

611

SUNAMERICA SERIES TRUST

FINANCIAL HIGHLIGHTS — (continued)

Selected data for a share of beneficial interest outstanding throughout each period

Period ended	Net Asset Value beginning of period	Net investment income (loss)*	Net realized & unrealized gain (loss) on investments	Total from investment operations		Dividends declared from net investment income	Return of capital	Dividends from net realized gain on investments	Total distributions	Net Asset Value end of period	Total Return**	Net Assets end of period (000s)	Ratio of expenses to average net assets(1)		Ratio of net investment income to average net assets(1)		Portfolio turnover

SA Legg Mason BW Large Cap Value Portfolio — Class 1
01/31/15	$27.47	$0.14	$1.83	$1.97		$(0.19)	$—	$(2.68)	$(2.87)	$26.57	7.52%	$688,896	0.75%		0.49%		28%
01/31/16	26.57	0.26	(0.41)	(0.15)		(0.14)	—	(4.41)	(4.55)	21.87	(1.55)	666,660	0.74	(2)	0.98	(2)	126
01/31/17	21.87	0.40	4.05	4.45		(0.22)	—	(6.26)	(6.48)	19.84	23.05	899,493	0.70	(2)	1.89	(2)	51
01/31/18	19.84	0.36	4.62	4.98		(0.40)	—	(0.77)	(1.17)	23.65	25.65	977,480	0.70	(2)	1.66	(2)	47
01/31/19	23.65	0.40	(1.79)	(1.39	)(4)	(0.40)	—	(1.93)	(2.33)	19.93	(6.30)	823,084	0.70	(2)	1.82	(2)	48	(5)

SA Legg Mason BW Large Cap Value Portfolio — Class 2
01/31/15	27.44	0.10	1.83	1.93		(0.14)	—	(2.68)	(2.82)	26.55	7.38	61,129	0.90		0.35		28
01/31/16	26.55	0.22	(0.40)	(0.18)		(0.10)	—	(4.41)	(4.51)	21.86	(1.69)	51,134	0.89	(2)	0.82	(2)	126
01/31/17	21.86	0.38	4.04	4.42		(0.18)	—	(6.26)	(6.44)	19.84	22.87	51,509	0.85	(2)	1.78	(2)	51
01/31/18	19.84	0.32	4.62	4.94		(0.36)	—	(0.77)	(1.13)	23.65	25.46	53,260	0.85	(2)	1.50	(2)	47
01/31/19	23.65	0.37	(1.80)	(1.43	)(4)	(0.36)	—	(1.93)	(2.29)	19.93	(6.46)	44,027	0.85	(2)	1.67	(2)	48	(5)

SA Legg Mason BW Large Cap Value Portfolio — Class 3
01/31/15	27.36	0.07	1.82	1.89		(0.11)	—	(2.68)	(2.79)	26.46	7.26	583,624	1.00		0.25		28
01/31/16	26.46	0.19	(0.39)	(0.20)		(0.07)	—	(4.41)	(4.48)	21.78	(1.77)	502,927	0.99	(2)	0.72	(2)	126
01/31/17	21.78	0.36	4.01	4.37		(0.15)	—	(6.26)	(6.41)	19.74	22.74	531,460	0.95	(2)	1.67	(2)	51
01/31/18	19.74	0.30	4.59	4.89		(0.34)	—	(0.77)	(1.11)	23.52	25.33	570,935	0.95	(2)	1.40	(2)	47
01/31/19	23.52	0.34	(1.78)	(1.44	)(4)	(0.33)	—	(1.93)	(2.26)	19.82	(6.52)	489,891	0.95	(2)	1.57	(2)	48	(5)

SA Legg Mason Tactical Opportunities Portfolio — Class 1
10/06/17#-01/31/18	10.00	0.03	0.61	0.64		(0.04)	—	—	(0.04)	10.60	6.38 (3)	133	0.81	†(2)	0.93	†(2)	5
01/31/19	10.60	0.18	(0.54)	(0.36)		(0.14)	(0.02)	(0.02)	(0.18)	10.06	(3.38)	133	0.81	(2)	1.80	(2)	45

SA Legg Mason Tactical Opportunities Portfolio — Class 3
10/06/17#-01/31/18	10.00	0.02	0.61	0.63		(0.03)	—	—	(0.03)	10.60	6.33 (3)	14,410	1.06	†(2)	0.69	†(2)	5
01/31/19	10.60	0.15	(0.54)	(0.39)		(0.11)	(0.02)	(0.02)	(0.15)	10.06	(3.63)	34,311	1.06	(2)	1.52	(2)	45

*	Calculated based upon average shares outstanding.
**	Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
†	Annualized
#	Commencement of operations.
(1)	Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

Portfolio	1/15	1/16	1/17	1/18	1/19
SA Legg Mason BW Large Cap Value Class 1	0.00%	0.00%	0.00%	0.00%	0.00%
SA Legg Mason BW Large Cap Value Class 2	0.00	0.00	0.00	0.00	0.00
SA Legg Mason BW Large Cap Value Class 3	0.00	0.00	0.00	0.00	0.00
SA Legg Mason Tactical Opportunities Class 1	—	—	—	0.00	0.00
SA Legg Mason Tactical Opportunities Class 3	—	—	—	0.00	0.00

(2)	During the below stated periods, the investment adviser either waived fees or reimbursed expenses for the Portfolio or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. If all fees and expenses had been incurred by the Portfolio, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

	Expenses					Net Investment Income (Loss)
Portfolio	1/16(1)	1/17(1)	1/18(1)		1/19(1)	1/16(1)	1/17(1)	1/18(1)		1/19(1)
SA Legg Mason BW Large Cap Value Class 1	0.76%	0.75%	0.75%		0.75%	0.96%	1.84%	1.61%		1.77%
SA Legg Mason BW Large Cap Value Class 2	0.91	0.91	0.90		0.90	0.80	1.73	1.45		1.62
SA Legg Mason BW Large Cap Value Class 3	1.01	1.00	1.00		1.00	0.70	1.62	1.35		1.52
SA Legg Mason Tactical Opportunities Class 1	—	—	3.81	†	1.84	—	—	(2.07	)†	0.77
SA Legg Mason Tactical Opportunities Class 3	—	—	4.07	†	1.99	—	—	(2.32	)†	0.58

(3)	The Portfolio’s performance figure was decreased by less than 0.01% from losses on the disposal of investments in violation of investment restrictions.
(4)	Includes the effect of a merger
(5)	Excludes purchases/sales due to merger

See Notes to Financial Statements

612

SUNAMERICA SERIES TRUST

FINANCIAL HIGHLIGHTS — (continued)

Selected data for a share of beneficial interest outstanding throughout each period

Period ended	Net Asset Value beginning of period	Net investment income (loss)*	Net realized & unrealized gain (loss) on investments	Total from investment operations	Dividends declared from net investment income	Return of capital	Dividends from net realized gain on investments	Total distributions	Net Asset Value end of period	Total Return**		Net Assets end of period (000s)	Ratio of expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover

SA MFS Blue Chip Growth Portfolio — Class 1
01/31/15	$9.26	$0.06	$1.09	$1.15	$(0.00)	$—	$(0.47)	$(0.47)	$9.94	12.79%		$306,990	0.73%		0.65%		44%
01/31/16	9.94	0.07	(0.08)	(0.01)	(0.04)	—	(0.18)	(0.22)	9.71	(0.18)		364,443	0.72		0.64		48
01/31/17	9.71	0.08	1.60	1.68	(0.06)	—	(0.33)	(0.39)	11.00	17.51		389,551	0.71	(1)	0.73	(1)	59
01/31/18	11.00	0.06	3.35	3.41	(0.09)	—	(0.26)	(0.35)	14.06	31.36		548,669	0.70		0.48		66
01/31/19	14.06	0.08	(0.48)	(0.40)	(0.06)	—	(1.04)	(1.10)	12.56	(3.12	)(2)	554,507	0.69		0.59		66

SA MFS Blue Chip Growth Portfolio — Class 2
01/31/15	9.24	0.06	1.07	1.13	—	—	(0.47)	(0.47)	9.90	12.54		3,768	0.89		0.61		44
01/31/16	9.90	0.05	(0.07)	(0.02)	(0.03)	—	(0.18)	(0.21)	9.67	(0.33)		3,407	0.87		0.50		48
01/31/17	9.67	0.06	1.61	1.67	(0.05)	—	(0.33)	(0.38)	10.96	17.38		3,294	0.86	(1)	0.59	(1)	59
01/31/18	10.96	0.04	3.34	3.38	(0.07)	—	(0.26)	(0.33)	14.01	31.19		3,760	0.85		0.35		66
01/31/19	14.01	0.06	(0.49)	(0.43)	(0.03)	—	(1.04)	(1.07)	12.51	(3.29	)(2)	3,208	0.84		0.44		66

SA MFS Blue Chip Growth Portfolio — Class 3
01/31/15	9.21	0.05	1.06	1.11	—	—	(0.47)	(0.47)	9.85	12.36		100,954	0.99		0.51		44
01/31/16	9.85	0.04	(0.07)	(0.03)	(0.02)	—	(0.18)	(0.20)	9.62	(0.40)		102,594	0.97		0.40		48
01/31/17	9.62	0.05	1.60	1.65	(0.04)	—	(0.33)	(0.37)	10.90	17.29		120,537	0.96	(1)	0.48	(1)	59
01/31/18	10.90	0.03	3.31	3.34	(0.06)	—	(0.26)	(0.32)	13.92	31.00		139,469	0.95		0.25		66
01/31/19	13.92	0.05	(0.48)	(0.43)	(0.02)	—	(1.04)	(1.06)	12.43	(3.33	)(2)	124,228	0.94		0.34		66

*	Calculated based upon average shares outstanding.
**	Total return does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
(1)	Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

Portfolio	1/17
SA MFS Blue Chip Growth Class 1	0.00%
SA MFS Blue Chip Growth Class 2	0.00
SA MFS Blue Chip Growth Class 3	0.00
(2)	The Portfolio’s performance figure was increased by less than 0.01% from reimbursement of losses on the disposal of investments in violation of investment restrictions. (Note 4)

613

SUNAMERICA SERIES TRUST

FINANCIAL HIGHLIGHTS — (continued)

Selected data for a share of beneficial interest outstanding throughout each period

Period ended	Net Asset Value beginning of period	Net investment income (loss)*	Net realized & unrealized gain (loss) on investments	Total from investment operations	Dividends declared from net investment income	Return of capital	Dividends from net realized gain on investments	Total distributions	Net Asset Value end of period	Total Return**	Net Assets end of period (000s)	Ratio of expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover

SA MFS Massachusetts Investors Trust Portfolio — Class 1
01/31/15	$19.99	$0.20	$1.79	$1.99	$(0.13)	$—	$(0.85)	$(0.98)	$21.00	10.18%	$738,358	0.72	%(1)	0.92	%(1)	18%
01/31/16	21.00	0.18	(0.18)	0.00	(0.19)	—	(1.07)	(1.26)	19.74	(0.23)	644,192	0.71	(1)	0.83	(1)	23
01/31/17	19.74	0.18	3.00	3.18	(0.19)	—	(1.87)	(2.06)	20.86	16.74	685,288	0.70	(1)	0.88	(1)	18
01/31/18	20.86	0.17	5.35	5.52	(0.24)	—	(0.60)	(0.84)	25.54	26.91	784,894	0.70	(1)	0.74	(1)	14
01/31/19	25.54	0.20	(0.90)	(0.70)	(0.21)	—	(2.23)	(2.44)	22.40	(2.91)	615,764	0.71		0.81		12

SA MFS Massachusetts Investors Trust Portfolio — Class 2
01/31/15	19.98	0.18	1.77	1.95	(0.09)	—	(0.85)	(0.94)	20.99	10.00	11,725	0.87	(1)	0.79	(1)	18
01/31/16	20.99	0.15	(0.18)	(0.03)	(0.15)	—	(1.07)	(1.22)	19.74	(0.36)	9,167	0.86	(1)	0.68	(1)	23
01/31/17	19.74	0.15	3.00	3.15	(0.15)	—	(1.87)	(2.02)	20.87	16.56	9,120	0.85	(1)	0.74	(1)	18
01/31/18	20.87	0.14	5.35	5.49	(0.21)	—	(0.60)	(0.81)	25.55	26.71	10,005	0.85	(1)	0.59	(1)	14
01/31/19	25.55	0.16	(0.89)	(0.73)	(0.17)	—	(2.23)	(2.40)	22.42	(3.03)	8,075	0.86		0.67		12

SA MFS Massachusetts Investors Trust Portfolio — Class 3
01/31/15	19.92	0.16	1.76	1.92	(0.08)	—	(0.85)	(0.93)	20.91	9.86	393,514	0.97	(1)	0.68	(1)	18
01/31/16	20.91	0.12	(0.17)	(0.05)	(0.13)	—	(1.07)	(1.20)	19.66	(0.44)	364,196	0.96	(1)	0.58	(1)	23
01/31/17	19.66	0.13	2.99	3.12	(0.14)	—	(1.87)	(2.01)	20.77	16.44	397,306	0.95	(1)	0.63	(1)	18
01/31/18	20.77	0.11	5.33	5.44	(0.19)	—	(0.60)	(0.79)	25.42	26.58	429,122	0.95	(1)	0.49	(1)	14
01/31/19	25.42	0.14	(0.90)	(0.76)	(0.14)	—	(2.23)	(2.37)	22.29	(3.16)	363,992	0.96		0.56		12

*	Calculated based upon average shares outstanding.
**	Total return does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
(1)	Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

Portfolio	1/15	1/16	1/17	1/18
SA MFS Massachusetts Investors Trust Class 1	0.00%	0.00%	0.00%	0.00%
SA MFS Massachusetts Investors Trust Class 2	0.00	0.00	0.00	0.00
SA MFS Massachusetts Investors Trust Class 3	0.00	0.00	0.00	0.00

See Notes to Financial Statements

614

SUNAMERICA SERIES TRUST

FINANCIAL HIGHLIGHTS — (continued)

Selected data for a share of beneficial interest outstanding throughout each period

Period ended	Net Asset Value beginning of period	Net investment income (loss)*	Net realized & unrealized gain (loss) on investments	Total from investment operations	Dividends declared from net investment income	Return of capital	Dividends from net realized gain on investments	Total distributions	Net Asset Value end of period	Total Return**	Net Assets end of period (000’s)	Ratio of expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover

SA MFS Total Return Portfolio — Class 1
01/31/15	$17.89	$0.42	$1.17	$1.59	$(0.41)	$—	$—	$(0.41)	$19.07	8.96%	$233,620	0.69	%(1)	2.21	%(1)	31%
01/31/16	19.07	0.40	(0.64)	(0.24)	(0.48)	—	—	(0.48)	18.35	(1.31)	197,724	0.69	(1)	2.05	(1)	38
01/31/17	18.35	0.41	1.89	2.30	(0.46)	—	(1.16)	(1.62)	19.03	12.74	193,053	0.70	(1)	2.15	(1)	32
01/31/18	19.03	0.36	2.17	2.53	(0.51)	—	(1.11)	(1.62)	19.94	13.67	192,656	0.70	(1)	1.84	(1)	31
01/31/19	19.94	0.38	(0.98)	(0.60)	(0.42)	—	(1.11)	(1.53)	17.81	(3.01)	160,674	0.71		1.99		30

SA MFS Total Return Portfolio — Class 2
01/31/15	17.88	0.39	1.17	1.56	(0.38)	—	—	(0.38)	19.06	8.78	37,921	0.84	(1)	2.06	(1)	31
01/31/16	19.06	0.37	(0.63)	(0.26)	(0.45)	—	—	(0.45)	18.35	(1.44)	31,255	0.84	(1)	1.90	(1)	38
01/31/17	18.35	0.39	1.87	2.26	(0.42)	—	(1.16)	(1.58)	19.03	12.54	29,714	0.85	(1)	2.00	(1)	32
01/31/18	19.03	0.33	2.18	2.51	(0.48)	—	(1.11)	(1.59)	19.95	13.54	29,151	0.85	(1)	1.69	(1)	31
01/31/19	19.95	0.35	(0.98)	(0.63)	(0.38)	—	(1.11)	(1.49)	17.83	(3.13)	24,003	0.86		1.84		30

SA MFS Total Return Portfolio — Class 3
01/31/15	17.84	0.37	1.17	1.54	(0.36)	—	—	(0.36)	19.02	8.70	339,088	0.94	(1)	1.95	(1)	31
01/31/16	19.02	0.35	(0.63)	(0.28)	(0.43)	—	—	(0.43)	18.31	(1.54)	296,540	0.94	(1)	1.80	(1)	38
01/31/17	18.31	0.36	1.89	2.25	(0.41)	—	(1.16)	(1.57)	18.99	12.47	311,860	0.95	(1)	1.90	(1)	32
01/31/18	18.99	0.31	2.16	2.47	(0.46)	—	(1.11)	(1.57)	19.89	13.38	332,869	0.95	(1)	1.59	(1)	31
01/31/19	19.89	0.33	(0.97)	(0.64)	(0.37)	—	(1.11)	(1.48)	17.77	(3.22)	299,400	0.96		1.74		30

*	Calculated based upon average shares outstanding.
**	Total return does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
(1)	Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income to average net assets would have been higher by the following:

Portfolio	1/15	1/16	1/17	1/18
SA MFS Total Return Class 1	0.00%	0.00%	0.00%	0.00%
SA MFS Total Return Class 2	0.00	0.00	0.00	0.00
SA MFS Total Return Class 3	0.00	0.00	0.00	0.00

See Notes to Financial Statements

615

SUNAMERICA SERIES TRUST

FINANCIAL HIGHLIGHTS — (continued)

Selected data for a share of beneficial interest outstanding throughout each period

Period ended	Net Asset Value beginning of period	Net investment income (loss)*	Net realized & unrealized gain (loss) on investments	Total from investment operations	Dividends declared from net investment income	Return of capital	Dividends from net realized gain on investments	Total distributions	Net Asset Value end of period	Total Return**	Net Assets end of period (000’s)	Ratio of expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover

SA Mid Cap Index Portfolio — Class 1
02/06/17#- 01/31/18	$10.00	$0.11	$1.57	$1.68	$(0.09)	$—	$(0.07)	$(0.16)	$11.52	16.94%	$175,119	0.40	(1)%†	1.08	(1)%†	23%
01/31/19	11.52	0.11	(0.74)	(0.63)	(0.10)	—	(0.31)	(0.41)	10.48	(5.13)	242,067	0.40	(1)	1.01	(1)	25

SA Mid Cap Index Portfolio — Class 3
02/06/17#- 01/31/18	10.00	0.08	1.57	1.65	(0.07)	—	(0.07)	(0.14)	11.51	16.60	358	0.65	(1)†	0.83	(1)†	23
01/31/19	11.51	0.08	(0.74)	(0.66)	(0.07)	—	(0.31)	(0.38)	10.47	(5.39)	2,665	0.65	(1)	0.79	(1)	25

SA Morgan Stanley International Equities Portfolio — Class 1
01/31/15	9.89	0.23	(0.45)	(0.22)	(0.16)	—	—	(0.16)	9.51	(2.16)	67,362	0.93	(2)	2.31	(2)	99
01/31/16	9.51	0.12	(0.66)	(0.54)	(0.20)	—	—	(0.20)	8.77	(5.81)	240,105	0.90	(2)	1.30	(2)	27
01/31/17	8.77	0.16	0.26	0.42	(0.12)	—	—	(0.12)	9.07	4.73	303,787	0.89	(2)	1.80	(2)	33
01/31/18	9.07	0.14	2.24	2.38	(0.12)	—	—	(0.12)	11.33	26.39	419,078	0.87	(2)	1.37	(2)	33
01/31/19	11.33	0.21	(1.63)	(1.42)	(0.13)	—	(0.25)	(0.38)	9.53	(12.56)	320,376	0.89		2.04		29

SA Morgan Stanley International Equities Portfolio — Class 2
01/31/15	9.84	0.22	(0.45)	(0.23)	(0.15)	—	—	(0.15)	9.46	(2.36)	15,454	1.08	(2)	2.20	(2)	99
01/31/16	9.46	0.16	(0.71)	(0.55)	(0.18)	—	—	(0.18)	8.73	(5.91)	12,593	1.06	(2)	1.68	(2)	27
01/31/17	8.73	0.17	0.23	0.40	(0.10)	—	—	(0.10)	9.03	4.55	10,917	1.04	(2)	1.87	(2)	33
01/31/18	9.03	0.14	2.22	2.36	(0.11)	—	—	(0.11)	11.28	26.20	11,974	1.02	(2)	1.35	(2)	33
01/31/19	11.28	0.19	(1.61)	(1.42)	(0.12)	—	(0.25)	(0.37)	9.49	(12.68)	9,073	1.04		1.87		29

SA Morgan Stanley International Equities Portfolio — Class 3
01/31/15	9.82	0.21	(0.45)	(0.24)	(0.14)	—	—	(0.14)	9.44	(2.45)	169,194	1.18	(2)	2.07	(2)	99
01/31/16	9.44	0.15	(0.71)	(0.56)	(0.17)	—	—	(0.17)	8.71	(6.01)	145,583	1.16	(2)	1.55	(2)	27
01/31/17	8.71	0.15	0.24	0.39	(0.09)	—	—	(0.09)	9.01	4.47	148,419	1.14	(2)	1.69	(2)	33
01/31/18	9.01	0.13	2.21	2.34	(0.10)	—	—	(0.10)	11.25	26.05	159,607	1.12	(2)	1.25	(2)	33
01/31/19	11.25	0.18	(1.61)	(1.43)	(0.10)	—	(0.25)	(0.35)	9.47	(12.73)	128,582	1.14		1.75		29

*	Calculated based upon average shares outstanding.
**	Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense deductions.
†	Annualized
#	Commencement of operations.
(1)	During the below stated periods, the investment adviser either waived fees and assumed expenses for the Portfolios or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

	Expenses		Net Investment Income (Loss)
Portfolio	01/18†	1/19	01/18†	1/19
SA Mid Cap Index Class 1	0.42%	0.39%	1.07%	1.02%
SA Mid Cap Index Class 3	0.84	0.64	0.64	0.80

(2)	Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

Portfolio	1/15	1/16	1/17	1/18
SA Morgan Stanley International Equities Class 1	0.00%	0.01%	0.00%	0.00%
SA Morgan Stanley International Equities Class 2	0.00	0.01	0.00	0.00
SA Morgan Stanley International Equities Class 3	0.00	0.01	0.00	0.00

See Notes to Financial Statements

616

SUNAMERICA SERIES TRUST

FINANCIAL HIGHLIGHTS — (continued)

Selected data for a share of beneficial interest outstanding throughout each period

Period ended	Net Asset Value beginning of period	Net investment income (loss)*	Net realized & unrealized gain (loss) on investments	Total from investment operations	Dividends declared from net investment income	Return of capital	Dividends from net realized gain on investments	Total distributions	Net Asset Value end of period	Total Return**	Net Assets end of period (000s)	Ratio of expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover

SA Oppenheimer Main Street Large Cap Portfolio — Class 1
01/31/15	$16.82	$0.15	$1.65	$1.80	$(0.07)	$—	$—	$(0.07)	$18.55	10.74%	$170,420	0.82%		0.81%		54%
01/31/16	18.55	0.20	0.03	0.23	(0.12)	—	(0.86)	(0.98)	17.80	1.05	225,320	0.80		1.08		52
01/31/17	17.80	0.23	3.16	3.39	(0.15)	—	(0.63)	(0.78)	20.41	19.34	299,651	0.78		1.19		32
01/31/18	20.41	0.24	3.79	4.03	(0.23)	—	(0.54)	(0.77)	23.67	20.02	364,981	0.77		1.09		43
01/31/19	23.67	0.27	(1.17)	(0.90)	(0.26)	—	(1.41)	(1.67)	21.10	(4.03)	305,771	0.78		1.08		65

SA Oppenheimer Main Street Large Cap Portfolio — Class 2
01/31/15	16.80	0.12	1.65	1.77	(0.05)	—	—	(0.05)	18.52	10.55	5,759	0.97		0.66		54
01/31/16	18.52	0.18	0.02	0.20	(0.08)	—	(0.86)	(0.94)	17.78	0.93	5,128	0.95		0.92		52
01/31/17	17.78	0.21	3.16	3.37	(0.12)	—	(0.63)	(0.75)	20.40	19.21	4,649	0.93		1.05		32
01/31/18	20.40	0.21	3.78	3.99	(0.19)	—	(0.54)	(0.73)	23.66	19.82	4,324	0.92		0.97		43
01/31/19	23.66	0.23	(1.17)	(0.94)	(0.22)	—	(1.41)	(1.63)	21.09	(4.21)	3,732	0.93		0.93		65

SA Oppenheimer Main Street Large Cap Portfolio — Class 3
01/31/15	16.77	0.10	1.65	1.75	(0.04)	—	—	(0.04)	18.48	10.42	79,979	1.07		0.56		54
01/31/16	18.48	0.16	0.02	0.18	(0.07)	—	(0.86)	(0.93)	17.73	0.83	79,840	1.05		0.82		52
01/31/17	17.73	0.18	3.16	3.34	(0.11)	—	(0.63)	(0.74)	20.33	19.08	96,682	1.03		0.95		32
01/31/18	20.33	0.19	3.76	3.95	(0.18)	—	(0.54)	(0.72)	23.56	19.69	107,322	1.02		0.85		43
01/31/19	23.56	0.21	(1.16)	(0.95)	(0.20)	—	(1.41)	(1.61)	21.00	(4.26)	94,762	1.03		0.83		65

SA PIMCO VCP Tactical Balanced Portfolio — Class 1
09/26/16#- 01/31/17	11.08	0.00	0.21	0.21	—	—	—	—	11.29	1.90	102	0.91	†	0.06	†	150
01/31/18	11.29	0.08	2.05	2.13	(0.03)	—	(0.60)	(0.63)	12.79	19.25	121	0.89		0.66		458
01/31/19	12.79	0.17	(0.92)	(0.75)	(0.38)	—	(1.74)	(2.12)	9.92	(6.13)	114	0.90		1.44		292

SA PIMCO VCP Tactical Balanced Portfolio — Class 3
01/31/15	10.34	(0.05)	0.72	0.67	—	—	(0.39)	(0.39)	10.62	6.46	222,442	1.16	(1)	(0.49	)(1)	55
01/31/16	10.62	(0.04)	(0.49)	(0.53)	—	—	(0.00)	(0.00)	10.09	(4.97)	572,776	1.16	(1)	(0.42	)(1)	66
01/31/17	10.09	(0.01)	1.20	1.19	—	—	—	—	11.28	11.79	1,069,950	1.16	(1)	(0.12	)(1)	150
01/31/18	11.28	0.05	2.04	2.09	(0.02)	—	(0.60)	(0.62)	12.75	18.91	1,364,617	1.14	(1)	0.41	(1)	458
01/31/19	12.75	0.14	(0.91)	(0.77)	(0.35)	—	(1.74)	(2.09)	9.89	(6.30)	1,238,685	1.15		1.18		292

*	Calculated based upon average shares outstanding.
**	Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
†	Annualized
#	Commencement of operations.
(1)	During the below stated periods, the investment adviser either waived fees or reimbursed expenses for the Portfolios or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

	Expenses				Net Investment Income (Loss)
Portfolio	1/15	1/16	1/17	1/18	1/15	1/16	1/17	1/18
SA PIMCO VCP Tactical Balanced Class 3	1.22%	1.16%	1.15%	1.14%	(0.54)%	(0.42)%	(0.11)%	0.41%

See Notes to Financial Statements

617

SUNAMERICA SERIES TRUST

FINANCIAL HIGHLIGHTS — (continued)

Selected data for a share of beneficial interest outstanding throughout each period

Period ended	Net Asset Value beginning of period	Net investment income (loss)*	Net realized & unrealized gain (loss) on investments	Total from investment operations	Dividends declared from net investment income	Return of capital	Dividends from net realized gain on investments	Total distributions	Net Asset Value end of period	Total Return**	Net Assets end of period (000s)	Ratio of expenses to average net assets	Ratio of net investment income to average net assets	Portfolio turnover

SA PineBridge High-Yield Bond Portfolio — Class 1
01/31/15	$6.04	$0.35	$(0.29)	$0.06	$(0.31)	$—	$—	$(0.31)	$5.79	0.99%	$288,427	0.65%	5.82%	71%
01/31/16	5.79	0.35	(0.72)	(0.37)	(0.31)	—	—	(0.31)	5.11	(6.69)	307,191	0.64	6.13	78
01/31/17	5.11	0.37	0.76	1.13	(0.39)	—	—	(0.39)	5.85	22.47	294,382	0.64	6.67	108
01/31/18	5.85	0.35	0.13	0.48	(0.55)	—	—	(0.55)	5.78	8.30	188,572	0.65	5.75	99
01/31/19	5.78	0.33	(0.32)	0.01	(0.40)	—	—	(0.40)	5.39	0.14	172,043	0.67	5.91	74

SA PineBridge High-Yield Bond Portfolio — Class 2
01/31/15	6.03	0.35	(0.30)	0.05	(0.30)	—	—	(0.30)	5.78	0.81	12,841	0.80	5.68	71
01/31/16	5.78	0.34	(0.72)	(0.38)	(0.30)	—	—	(0.30)	5.10	(6.89)	10,267	0.79	5.97	78
01/31/17	5.10	0.36	0.77	1.13	(0.38)	—	—	(0.38)	5.85	22.51	10,121	0.79	6.51	108
01/31/18	5.85	0.33	0.13	0.46	(0.54)	—	—	(0.54)	5.77	7.94	9,398	0.80	5.54	99
01/31/19	5.77	0.33	(0.33)	(0.00)	(0.39)	—	—	(0.39)	5.38	(0.05)	7,944	0.82	5.75	74

SA PineBridge High-Yield Bond Portfolio — Class 3
01/31/15	6.00	0.34	(0.29)	0.05	(0.30)	—	—	(0.30)	5.75	0.73	190,077	0.90	5.57	71
01/31/16	5.75	0.33	(0.70)	(0.37)	(0.30)	—	—	(0.30)	5.08	(6.82)	191,653	0.89	5.88	78
01/31/17	5.08	0.36	0.74	1.10	(0.37)	—	—	(0.37)	5.81	22.08	184,479	0.88	6.42	108
01/31/18	5.81	0.32	0.15	0.47	(0.54)	—	—	(0.54)	5.74	8.05	179,644	0.90	5.45	99
01/31/19	5.74	0.32	(0.33)	(0.01)	(0.38)	—	—	(0.38)	5.35	(0.15)	153,660	0.92	5.65	74

*	Calculated based upon average shares outstanding.
**	Total return does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.

See Notes to Financial Statements

618

SUNAMERICA SERIES TRUST

FINANCIAL HIGHLIGHTS — (continued)

Selected data for a share of beneficial interest outstanding throughout each period

Period ended	Net Asset Value beginning of period	Net investment income (loss)*	Net realized & unrealized gain (loss) on investments	Total from investment operations	Dividends declared from net investment income	Return of capital	Dividends from net realized gain on investments	Total distributions	Net Asset Value end of period	Total Return**	Net Assets end of period (000s)	Ratio of expenses to average net assets(1)(2)	Ratio of net investment income (loss) to average net assets(1)(2)	Portfolio turnover

SA Putnam International Growth and Income Portfolio — Class 1
01/31/15	$10.32	$0.31	$(0.92)	$(0.61)	$(0.19)	$—	$—	$(0.19)	$9.52	(5.88)%	$210,646	0.93%	2.97%	53%
01/31/16	9.52	0.17	(0.71)	(0.54)	(0.26)	—	—	(0.26)	8.72	(5.91)	192,684	0.94	1.78	31
01/31/17	8.72	0.19	0.62	0.81	(0.17)	—	—	(0.17)	9.36	9.34	193,538	0.94	2.12	24
01/31/18	9.36	0.22	2.37	2.59	(0.16)	—	—	(0.16)	11.79	27.84	185,609	0.95	2.10	14
01/31/19	11.79	0.27	(2.27)	(2.00)	(0.34)	—	—	(0.34)	9.45	(17.07)	132,405	0.99	2.55	21

SA Putnam International Growth and Income Portfolio — Class 2
01/31/15	10.36	0.34	(0.97)	(0.63)	(0.18)	—	—	(0.18)	9.55	(6.13)	7,428	1.08	3.22	53
01/31/16	9.55	0.17	(0.73)	(0.56)	(0.24)	—	—	(0.24)	8.75	(6.07)	5,928	1.08	1.70	31
01/31/17	8.75	0.18	0.63	0.81	(0.15)	—	—	(0.15)	9.41	9.34	5,764	1.09	1.98	24
01/31/18	9.41	0.21	2.37	2.58	(0.15)	—	—	(0.15)	11.84	27.50	6,383	1.10	1.99	14
01/31/19	11.84	0.26	(2.28)	(2.02)	(0.32)	—	—	(0.32)	9.50	(17.16)	4,517	1.14	2.43	21

SA Putnam International Growth and Income Portfolio — Class 3
01/31/15	10.33	0.32	(0.96)	(0.64)	(0.16)	—	—	(0.16)	9.53	(6.18)	172,174	1.18	3.10	53
01/31/16	9.53	0.16	(0.73)	(0.57)	(0.23)	—	—	(0.23)	8.73	(6.18)	142,252	1.18	1.59	31
01/31/17	8.73	0.17	0.62	0.79	(0.14)	—	—	(0.14)	9.38	9.14	141,664	1.19	1.87	24
01/31/18	9.38	0.20	2.37	2.57	(0.14)	—	—	(0.14)	11.81	27.46	145,565	1.20	1.90	14
01/31/19	11.81	0.24	(2.27)	(2.03)	(0.30)	—	—	(0.30)	9.48	(17.22)	109,696	1.24	2.30	21

*	Calculated based upon average shares outstanding.
**	Total return does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
(1)	Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

Portfolio	1/15	1/16	1/17	1/18	1/19
SA Putnam International Growth and Income Class 1	0.00%	0.00%	0.00%	0.00%	0.00%
SA Putnam International Growth and Income Class 2	0.00	0.00	0.00	0.00	0.00
SA Putnam International Growth and Income Class 3	0.00	0.00	0.00	0.00	0.00

(2)	During the below stated periods, the investment adviser either waived fees or reimbursed expenses for the Portfolio or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. If all fees and expenses had been incurred by the Portfolio, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

	Expenses					Net Investment Income (Loss)
Portfolio	1/15(1)	1/16(1)	1/17(1)	1/18(1)	1/19(1)	1/15(1)	1/16(1)	1/17(1)	1/18(1)	1/19(1)
SA Putnam International Growth and Income Class 1	0.98%	0.99%	0.99%	1.00%	1.04%	2.92%	1.73%	2.07%	2.05%	2.50%
SA Putnam International Growth and Income Class 2	1.13	1.13	1.14	1.15	1.19	3.17	1.65	1.93	1.94	2.38
SA Putnam International Growth and Income Class 3	1.23	1.23	1.24	1.25	1.29	3.05	1.54	1.82	1.85	2.25

See Notes to Financial Statements

619

SUNAMERICA SERIES TRUST

FINANCIAL HIGHLIGHTS — (continued)

Selected data for a share of beneficial interest outstanding throughout each period

Period ended	Net Asset Value beginning of period	Net investment income (loss)*	Net realized & unrealized gain (loss) on investments	Total from investment operations	Dividends declared from net investment income	Return of capital	Dividends from net realized gain on investments	Total distributions	Net Asset Value end of period	Total Return**		Net Assets end of period (000’s)	Ratio of expenses to average net assets(1)		Ratio of net investment income to average net assets(1)		Portfolio turnover

SA Schroders VCP Global Allocation Portfolio — Class 1
09/26/16#- 01/31/17	$10.85	$0.03	$0.19	$0.22	$—	$—	$(0.16)	$(0.16)	$10.91	1.97%		$102	0.90	%†	0.82	%†	110%
01/31/18	10.91	0.15	1.57	1.72	—	—	(0.13)	(0.13)	12.50	15.82		118	0.90		1.31		108
01/31/19	12.50	0.23	(1.06)	(0.83)	(0.32)	—	(0.90)	(1.22)	10.45	(6.75	)(2)	183	0.90		2.07		85

SA Schroders VCP Global Allocation Portfolio — Class 3
01/25/16#-01/31/16	10.00	(0.00)	0.15	0.15	—	—	—	—	10.15	1.50		12,374	1.15	†	(0.73	)†	0
01/31/17	10.15	0.05	0.86	0.91	—	—	(0.16)	(0.16)	10.90	8.95		407,509	1.15		0.46		110
01/31/18	10.90	0.12	1.56	1.68	—	—	(0.13)	(0.13)	12.45	15.46		625,739	1.15		1.08		108
01/31/19	12.45	0.20	(1.05)	(0.85)	(0.24)	—	(0.90)	(1.14)	10.46	(6.91	)(2)	578,418	1.15		1.75		85

SA Small Cap Index Portfolio — Class 1
02/06/17#- 01/31/18	10.00	0.08	1.71	1.79	(0.07)	—	(0.07)	(0.14)	11.65	17.94		169,759	0.45	†	0.76	†	14
01/31/19	11.65	0.07	(0.60)	(0.53)	(0.08)	—	(0.41)	(0.49)	10.63	(4.19)		225,538	0.45		0.65		21

SA Small Cap Index Portfolio — Class 3
02/06/17#- 01/31/18	10.00	0.04	1.72	1.76	(0.05)	—	(0.07)	(0.12)	11.64	17.61		335	0.70	†	0.40	†	14
01/31/19	11.64	0.05	(0.61)	(0.56)	(0.05)	—	(0.41)	(0.46)	10.62	(4.44)		2,705	0.70		0.41		21

*	Calculated based upon average shares outstanding.
**	Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
†	Annualized
#	Commencement of operations.
(1)	During the below stated periods, the investment adviser either waived fees or reimbursed expenses for the Portfolios or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

	Expenses						Net Investment Income (Loss)
Portfolio	1/16		1/17		1/18	1/19	1/16		1/17		1/18	1/19
SA Schroders VCP Global Allocation Class 1	—%		0.94	%†	0.90%	0.91%	—%		0.78	%†	1.31%	2.06%
SA Schroders VCP Global Allocation Class 3	12.10	†	1.24		1.15	1.15	11.68	†	0.37		1.08	1.75
SA Small Cap Index Class 1	—		—		0.56	0.46	—		—		0.64	0.64
SA Small Cap Index Class 3	—		—		0.95	0.70	—		—		0.15	0.41
(2)	The Portfolio’s performance figure was increased by less than 0.01% from reimbursement of losses on the disposal of investments in violation of investment restrictions (Note 4).

See Notes to Financial Statements

620

SUNAMERICA SERIES TRUST

FINANCIAL HIGHLIGHTS — (continued)

Selected data for a share of beneficial interest outstanding throughout each period

Period ended	Net Asset Value beginning of period	Net investment income (loss)*	Net realized & unrealized gain (loss) on investments	Total from investment operations	Dividends declared from net investment income	Return of capital	Dividends from net realized gain on investments	Total distributions	Net Asset Value end of period	Total Return**		Net Assets end of period (000’s)	Ratio of expenses to average net assets(1)		Ratio of net investment income to average net assets(1)		Portfolio turnover

SA T. Rowe Price Asset Allocation Growth Portfolio — Class 1
10/06/17#- 01/31/18	$10.00	$0.02	$0.73	$0.75	$(0.03)	$—	$—	$(0.03)	$10.72	7.56%		$111	0.81	%†	0.69	%†	13%
01/31/19	10.72	0.16	(0.48)	(0.32)	(0.12)	—	(0.04)	(0.16)	10.24	(2.93	)(3)	185	0.81		1.60		38

SA T. Rowe Price Asset Allocation Growth Portfolio — Class 3
10/06/17#- 01/31/18	10.00	0.01	0.74	0.75	(0.03)	—	—	(0.03)	10.72	7.51		20,758	1.06	†	0.44	†	13
01/31/19	10.72	0.12	(0.47)	(0.35)	(0.07)	—	(0.04)	(0.11)	10.26	(3.20	)(3)	119,468	1.06		1.28		38

SA T. Rowe Price VCP Balanced Portfolio — Class 1
09/26/16#- 01/31/17	10.68	0.03	0.25	0.28	(0.04)	—	—	(0.04)	10.92	2.65		103	0.90	†	0.82	†	45
01/31/18	10.92	0.15	2.25	2.40	(0.01)	—	(0.04)	(0.05)	13.27	22.00		125	0.88	(2)	1.24	(2)	50
01/31/19	13.27	0.22	(0.95)	(0.73)	(0.34)	(0.03)	(0.85)	(1.22)	11.32	(5.37)		184	0.82		1.79		56

SA T. Rowe Price VCP Balanced Portfolio — Class 3
01/25/16#- 01/31/2016	10.00	0.00	0.08	0.08	—	—	—	—	10.08	0.80		13,572	1.15	†	(0.09	)†	1
01/31/17	10.08	0.07	0.80	0.87	(0.04)	—	—	(0.04)	10.91	8.62		686,255	1.15		0.67		45
01/31/18	10.91	0.11	2.25	2.36	(0.00)	—	(0.04)	(0.04)	13.23	21.69		1,268,730	1.12	(2)	0.96	(2)	50
01/31/19	13.23	0.19	(0.93)	(0.74)	(0.27)	(0.03)	(0.85)	(1.15)	11.34	(5.55)		1,382,587	1.07		1.54		56

*	Calculated based upon average shares outstanding.
**	Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
†	Annualized
#	Commencement of operations.
(1)	During the below stated periods, the investment adviser either waived fees or reimbursed expenses for the Portfolios or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

	Expenses							Net Investment Income (Loss)
Portfolio	1/16		1/17		1/18		1/19	1/16		1/17		1/18		1/19
SA T. Rowe Price Asset Allocation Growth Class 1	—%		—%		3.13	%†	1.30%	—%		—%		(1.63	)%†	1.11%
SA T. Rowe Price Asset Allocation Growth Class 3	—		—		3.42	†	1.52	—		—		(1.91	)†	0.82
SA T. Rowe Price VCP Balanced Class 1	—		0.92	†	0.83	(2)	—	—		0.80	†	1.28	(2)	—
SA T. Rowe Price VCP Balanced Class 3	15.65	†	1.27		1.08	(2)	—	(14.58	)†	0.55		1.00	(2)	—

(2)	Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

Portfolio	1/18
SA T. Rowe Price VCP Balanced Class 1	0.00%
SA T. Rowe Price VCP Balanced Class 3	0.00

(3)	The Portfolio’s performance figure was increased by less than 0.01% from reimbursement of losses on the disposal of investments in violation of investment restrictions (Note 4).

See Notes to Financial Statements

621

SUNAMERICA SERIES TRUST

FINANCIAL HIGHLIGHTS — (continued)

Selected data for a share of beneficial interest outstanding throughout each period

Period ended	Net Asset Value beginning of period	Net investment income (loss)*	Net realized & unrealized gain (loss) on investments	Total from investment operations	Dividends declared from net investment income	Return of capital	Dividends from net realized gain on investments	Total distributions	Net Asset Value end of period	Total Return**	Net Assets end of period (000’s)	Ratio of expenses to average net assets(1)	Ratio of net investment income (loss) to average net assets(1)	Portfolio turnover

SA Templeton Foreign Value Portfolio — Class 1@
01/31/15	$16.42	$0.35	$(0.88)	$(0.53)	$(0.21)	$—	$—	$(0.21)	$15.68	(3.20)%	$528,744	0.83%	2.20%	8%
01/31/16	15.68	0.27	(1.95)	(1.68)	(0.35)	—	—	(0.35)	13.65	(11.01)	613,167	0.83	1.73	18
01/31/17	13.65	0.36	1.45	1.81	(0.28)	—	(0.28)	(0.56)	14.90	13.53	540,797	0.83	2.54	19
01/31/18	14.90	0.30	2.98	3.28	(0.45)	—	—	(0.45)	17.73	22.20	514,253	0.83	1.86	16
01/31/19	17.73	0.38	(2.91)	(2.53)	(0.77)	(0.01)	(0.35)	(1.13)	14.07	(14.07)	301,985	0.85	2.34	28

SA Templeton Foreign Value Portfolio — Class 2@
01/31/15	16.39	0.47	(1.02)	(0.55)	(0.18)	—	—	(0.18)	15.66	(3.33)	18,748	0.98	2.79	8
01/31/16	15.66	0.27	(1.97)	(1.70)	(0.32)	—	—	(0.32)	13.64	(11.13)	14,146	0.98	1.69	18
01/31/17	13.64	0.32	1.46	1.78	(0.25)	—	(0.28)	(0.53)	14.89	13.31	13,310	0.98	2.25	19
01/31/18	14.89	0.28	2.98	3.26	(0.42)	—	—	(0.42)	17.73	22.10	13,992	0.98	1.73	16
01/31/19	17.73	0.33	(2.89)	(2.56)	(0.72)	(0.01)	(0.35)	(1.08)	14.09	(14.25)	10,869	1.00	2.06	28

SA Templeton Foreign Value Portfolio — Class 3@
01/31/15	16.36	0.43	(0.99)	(0.56)	(0.17)	—	—	(0.17)	15.63	(3.42)	613,752	1.08	2.59	8
01/31/16	15.63	0.25	(1.98)	(1.73)	(0.30)	—	—	(0.30)	13.60	(11.29)	506,615	1.08	1.56	18
01/31/17	13.60	0.29	1.48	1.77	(0.24)	—	(0.28)	(0.52)	14.85	13.26	545,963	1.08	2.09	19
01/31/18	14.85	0.27	2.97	3.24	(0.41)	—	—	(0.41)	17.68	21.98	568,413	1.08	1.64	16
01/31/19	17.68	0.31	(2.87)	(2.56)	(0.69)	(0.01)	(0.35)	(1.05)	14.07	(14.30)	460,526	1.10	1.94	28

*	Calculated based upon average shares outstanding.
**	Total return does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
@	See Note 1
(1)	Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

Portfolio	1/15	1/16	1/17	1/18	1/19
SA Templeton Foreign Value Class 1	0.00%	0.00%	0.00%	0.00%	0.00%
SA Templeton Foreign Value Class 2	0.00	0.00	0.00	0.00	0.00
SA Templeton Foreign Value Class 3	0.00	0.00	0.00	0.00	0.00

See Notes to Financial Statements

622

SUNAMERICA SERIES TRUST

FINANCIAL HIGHLIGHTS — (continued)

Selected data for a share of beneficial interest outstanding throughout each period

Period ended	Net Asset Value beginning of period	Net investment income (loss)*	Net realized & unrealized gain (loss) on investments	Total from investment operations	Dividends declared from net investment income	Return of capital	Dividends from net realized gain on investments	Total distributions	Net Asset Value end of period	Total Return**	Net Assets end of period (000’s)	Ratio of expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover

SA VCP Dynamic Allocation Portfolio — Class 1
09/26/16#- 01/31/17	$12.20	$0.13	$0.11	$0.24	$—	$—	$—	$—	$12.44	1.97%	$102	0.21	%†(1)	3.16	%†(1)	20%
01/31/18	12.44	0.27	2.63	2.90	(0.16)	—	(0.29)	(0.45)	14.89	23.63	162	0.21	(1)	1.97	(1)	18
01/31/19	14.89	0.40	(1.26)	(0.86)	(0.58)	—	(1.58)	(2.16)	11.87	(5.68)	196	0.22	%(1)	2.95	(1)	18

SA VCP Dynamic Allocation Portfolio — Class 3
01/31/15	12.09	0.12	0.59	0.71	(0.07)	—	(0.09)	(0.16)	12.64	5.87	9,425,867	0.48		0.86		13
01/31/16	12.64	0.13	(1.13)	(1.00)	(0.12)	—	(0.10)	(0.22)	11.42	(7.99)	10,695,122	0.47		1.03		10
01/31/17	11.42	0.12	1.07	1.19	(0.18)	—	—	(0.18)	12.43	10.43	11,332,141	0.47	(1)	1.01	(1)	20
01/31/18	12.43	0.16	2.70	2.86	(0.15)	—	(0.29)	(0.44)	14.85	23.30	13,064,674	0.46	(1)	1.17	(1)	18
01/31/19	14.85	0.21	(1.09)	(0.88)	(0.49)	—	(1.58)	(2.07)	11.90	(5.87)	11,353,807	0.47	%(1)	1.56	(1)	18

SA VCP Dynamic Strategy Portfolio — Class 1
09/26/16#- 01/31/17	12.22	0.10	0.21	0.31	—	—	—	—	12.53	2.54	103	0.22	†(1)	2.32	†(1)	14
01/31/18	12.53	0.28	2.43	2.71	(0.16)	—	(0.28)	(0.44)	14.80	21.90	160	0.22	%(1)	2.04	%(1)	20
01/31/19	14.80	0.27	(1.16)	(0.89)	(0.61)	—	(1.27)	(1.88)	12.03	(5.98)	196	0.23	%(1)	2.00	%(1)	18

SA VCP Dynamic Strategy Portfolio — Class 3
01/31/15	11.93	0.10	0.56	0.66	(0.05)	—	(0.00)	(0.05)	12.54	5.55	4,943,613	0.50		0.82		8
01/31/16	12.54	0.12	(1.06)	(0.94)	(0.09)	—	(0.01)	(0.10)	11.50	(7.49)	5,866,925	0.48		0.99		12
01/31/17	11.50	0.12	1.06	1.18	(0.17)	—	—	(0.17)	12.51	10.32	6,148,291	0.47	(1)	0.98	(1)	14
01/31/18	12.51	0.16	2.52	2.68	(0.15)	—	(0.28)	(0.43)	14.76	21.67	6,971,863	0.47	%(1)	1.15	%(1)	20
01/31/19	14.76	0.20	(1.11)	(0.91)	(0.51)	—	(1.27)	(1.78)	12.07	(6.11)	5,999,288	0.48	%(1)	1.48	%(1)	18

SA VCP Index Allocation Portfolio — Class 1
10/06/17#- 01/31/2018	10.00	0.03	0.91	0.94	(0.04)	—	(0.01)	(0.05)	10.89	9.46	109	0.28	%†(1)	0.79	%†(1)	2
01/31/19	10.89	0.23	(0.92)	(0.69)	(0.31)	—	(0.02)	(0.33)	9.87	(6.12)	103	0.28	%(1)	2.21	%(1)	20

SA VCP Index Allocation Portfolio — Class 3
10/06/17#- 01/31/2018	10.00	0.02	0.91	0.93	(0.03)	—	(0.01)	(0.04)	10.89	9.40	24,048	0.53	%†(1)	0.78	%†(1)	2
01/31/19	10.89	0.37	(1.08)	(0.71)	(0.26)	—	(0.02)	(0.28)	9.90	(6.32)	226,269	0.53	%(1)	3.90	%(1)	20

*	Calculated based upon average shares outstanding.
**	Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
†	Annualized
#	Commencement of operations.
(1)	During the below stated periods, the investment adviser either waived fees or reimbursed expenses for the Portfolios or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

	Expenses					Net Investment Income (Loss)
Portfolio	1/17		1/18		1/19	1/17		1/18		1/19
SA VCP Dynamic Allocation Class 1	0.22	%†	0.22%		0.23%	3.15	%†	1.96%		2.94%
SA VCP Dynamic Allocation Class 3	0.47		0.47		0.48	1.00		1.16		1.55
SA VCP Dynamic Strategy Class 1	0.23	†	0.23		0.24	2.31	†	2.03		2.00
SA VCP Dynamic Strategy Class 3	0.48		0.48		0.49	0.98		1.14		1.47
SA VCP Index Allocation Class 1	—		2.53	†	0.38	—		(1.46	)†	2.10
SA VCP Index Allocation Class 3	—		2.34	†	0.56	—		(1.03	)†	3.86

See Notes to Financial Statements

623

SUNAMERICA SERIES TRUST

FINANCIAL HIGHLIGHTS — (continued)

Selected data for a share of beneficial interest outstanding throughout each period

Period ended	Net Asset Value beginning of period	Net investment income (loss)*	Net realized & unrealized gain (loss) on investments	Total from investment operations	Dividends declared from net investment income	Return of capital	Dividends from net realized gain on investments	Total distributions	Net Asset Value end of period	Total Return**	Net Assets end of period (000’s)	Ratio of expenses to average net assets(1)	Ratio of net investment income (loss) to average net assets(1)	Portfolio turnover

SA WellsCap Aggressive Growth Portfolio — Class 1
01/31/15	$15.70	$(0.06)	$0.33	$0.27	$—	$—	$—	$—	$15.97	1.72%	$106,196	0.81%	(0.37)%	80%
01/31/16	15.97	(0.07)	(1.38)	(1.45)	—	—	—	—	14.52	(9.08)	105,081	0.80	(0.45)	89
01/31/17	14.52	(0.04)	3.41	3.37	—	—	—	—	17.89	23.21	63,155	0.83	(0.25)	75
01/31/18	17.89	(0.09)	5.89	5.80	—	—	—	—	23.69	32.42	75,184	0.84	(0.44)	73
01/31/19	23.69	(0.09)	(0.15)	(0.24)	—	—	(3.34)	(3.34)	20.11	(1.16)	83,558	0.83	(0.42)	72

SA WellsCap Aggressive Growth Portfolio — Class 2
01/31/15	15.54	(0.08)	0.32	0.24	—	—	—	—	15.78	1.54	3,322	0.96	(0.54)	80
01/31/16	15.78	(0.10)	(1.35)	(1.45)	—	—	—	—	14.33	(9.19)	2,918	0.95	(0.60)	89
01/31/17	14.33	(0.06)	3.35	3.29	—	—	—	—	17.62	22.96	2,970	0.98	(0.43)	75
01/31/18	17.62	(0.12)	5.81	5.69	—	—	—	—	23.31	32.29	3,313	0.99	(0.59)	73
01/31/19	23.31	(0.13)	(0.15)	(0.28)	—	—	(3.34)	(3.34)	19.69	(1.36)	2,953	0.98	(0.58)	72

SA WellsCap Aggressive Growth Portfolio — Class 3
01/31/15	15.39	(0.10)	0.33	0.23	—	—	—	—	15.62	1.49	28,865	1.06	(0.63)	80
01/31/16	15.62	(0.11)	(1.34)	(1.45)	—	—	—	—	14.17	(9.28)	24,872	1.04	(0.69)	89
01/31/17	14.17	(0.08)	3.32	3.24	—	—	—	—	17.41	22.87	26,485	1.08	(0.53)	75
01/31/18	17.41	(0.14)	5.73	5.59	—	—	—	—	23.00	32.11	31,441	1.09	(0.69)	73
01/31/19	23.00	(0.15)	(0.14)	(0.29)	—	—	(3.34)	(3.34)	19.37	(1.43)	27,979	1.08	(0.67)	72

*	Calculated based upon average shares outstanding.
**	Total return does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
(1)	Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

Portfolio	1/15	1/16	1/17	1/18	1/19
SA WellsCap Aggressive Growth Class 1	0.01%	0.01%	0.02%	0.00%	0.01%
SA WellsCap Aggressive Growth Class 2	0.01	0.01	0.02	0.00	0.01
SA WellsCap Aggressive Growth Class 3	0.01	0.01	0.02	0.00	0.01

See Notes to Financial Statements

624

SUNAMERICA SERIES TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of SunAmerica Series Trust and Shareholders of each of the fifty-three funds listed in the table below

Opinions on the Financial Statements

We have audited the financial statements and financial highlights of each of the funds listed in the table below (constituting SunAmerica Series Trust, hereafter collectively referred to as the “Portfolios”) as of the date listed in the table below and for the periods listed in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of the date listed in the table below, the results of each of their operations, the changes in each of their net assets and each of the financial highlights for each of the periods listed in the table below in conformity with accounting principles generally accepted in the United States of America.

SunAmerica Series Trust
SA AB Growth Portfolio(1)
SA AB Small & Mid Cap Value Portfolio(1)
SA BlackRock VCP Global Multi Asset Portfolio(2)
SA Columbia Technology Portfolio(1)
SA DFA Ultra Short Bond Portfolio(1)
SA Dogs of Wall Street Portfolio(1)
SA Emerging Markets Equity Index Portfolio(5)
SA Federated Corporate Bond Portfolio(1)
SA Fidelity Institutional AMSM Real Estate Portfolio (formerly SA Pyramis® Real Estate Portfolio)(1)
SA Fixed Income Index Portfolio(3)
SA Fixed Income Intermediate Index Portfolio(4)
SA Franklin Small Company Value Portfolio(1)
SA Global Index Allocation 60/40 Portfolio(5)
SA Global Index Allocation 75/25 Portfolio(5)
SA Global Index Allocation 90/10 Portfolio(5)
SA Goldman Sachs Global Bond Portfolio(1)
SA Goldman Sachs Multi-Asset Insights Allocation Portfolio(4)
SA Index Allocation 60/40 Portfolio(3)
SA Index Allocation 80/20 Portfolio(3)
SA Index Allocation 90/10 Portfolio(3)
SA International Index Portfolio(3)
SA Invesco Growth Opportunities Portfolio(1)
SA Invesco VCP Equity-Income Portfolio(2)
SA Janus Focused Growth Portfolio(1)
SA JPMorgan Diversified Balanced Portfolio (formerly SA JPMorgan Balanced Portfolio)(1)
SA JPMorgan Emerging Markets Portfolio(1)
SA JPMorgan Equity-Income Portfolio(1)
SA JPMorgan Global Equities Portfolio(1)
SA JPMorgan MFS Core Bond Portfolio(1)
SA JPMorgan Mid-Cap Growth Portfolio(1)
SA Large Cap Growth Index Portfolio(5)
SA Large Cap Index Portfolio(2)
SA Large Cap Value Index Portfolio(5)
SA Legg Mason BW Large Cap Value Portfolio(1)
SA Legg Mason Tactical Opportunities Portfolio(4)
SA MFS Blue Chip Growth Portfolio(1)
SA MFS Massachusetts Investors Trust Portfolio(1)
SA MFS Total Return Portfolio(1)
SA Mid Cap Index Portfolio(3)
SA Morgan Stanley International Equities Portfolio(1)
SA Oppenheimer Main Street Large Cap Portfolio(1)

625

SUNAMERICA SERIES TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (continued)

SA PIMCO VCP Tactical Balanced Portfolio(2)
SA PineBridge High-Yield Bond Portfolio(1)
SA Putnam International Growth and Income Portfolio(1)
SA Schroders VCP Global Allocation Portfolio(2)
SA Small Cap Index Portfolio(3)
SA T. Rowe Price Asset Allocation Growth Portfolio(4)
SA T. Rowe Price VCP Balanced Portfolio(2)
SA Templeton Foreign Value Portfolio (formerly SA Franklin Foreign Value Portfolio)(1)
SA VCP Dynamic Allocation Portfolio(2)
SA VCP Dynamic Strategy Portfolio(2)
SA VCP Index Allocation Portfolio(4)
SA WellsCap Aggressive Growth Portfolio(1)

(1)	The statements of assets and liabilities, including the portfolios of investments, as of January 31, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period ended January 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended January 31, 2019
(2)	The statements of assets and liabilities, including the portfolios of investments, as of January 31, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period ended January 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein
(3)	The statements of assets and liabilities, including the portfolios of investments, as of January 31, 2019, the related statements of operations for the year then ended, the statement of changes in net assets, including the related notes, and the financial highlights for the year ended January 31, 2019 and for the period February 6, 2017 (commencement of operations) through January 31, 2018
(4)	The statements of assets and liabilities, including the portfolios of investments, as of January 31, 2019, the related statements of operations for the year then ended, the statement of changes in net assets, including the related notes, and the financial highlights for the year ended January 31, 2019 and for the period October 6, 2017 (commencement of operations) through January 31, 2018
(5)	The statements of assets and liabilities, including the portfolios of investments, as of January 31, 2019, the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period May 1, 2018 (commencement of operations) through January 31, 2019

Basis for Opinions

These financial statements are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios’ in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2019 by correspondence with the custodian, transfer agent, brokers and selling or agent banks; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Houston, Texas

April 1, 2019

We have served as the auditor of one or more investment companies in the SunAmerica annuity family of funds since at least 1986. We have not been able to determine the specific year we began serving as auditor.

626

SUNAMERICA SERIES TRUST

APPROVAL OF ADVISORY AGREEMENT

January 31, 2019 (unaudited)

At a meeting held on October 10, 2018, the Board of Trustees (the “Board”), including the Trustees that are not interested persons of SunAmerica Series Trust (the “Trust”), as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), approved with respect to each Portfolio the continuation of the Investment Management and Advisory Agreement between SunAmerica Asset Management, LLC (“SAAMCo” or the “Adviser”) and the Trust (the “Advisory Agreement”) and the continuation of each Subadvisory Agreement between SAAMCo and each of the following subadvisers (the “Subadvisory Agreements”): AllianceBernstein, L.P. (“AB”), BlackRock Investment Management, LLC (“BlackRock”), Brandywine Global Investment Management, LLC (“Brandywine”), Columbia Management Investment Advisers, LLC (“Columbia”), Dimensional Fund Advisors LP (“DFA”), Federated Investment Management Company (“Federated”), FIAM LLC (“FIAM”), Franklin Advisory Services, LLC (“Franklin”), Goldman Sachs Asset Management, L.P. (“GSAM”), Goldman Sachs Asset Management International (“GSAMI”), Invesco Advisers, Inc. (“Invesco”), J.P. Morgan Investment Management Inc. (“JPMorgan”), Janus Capital Management, LLC (“Janus”), Massachusetts Financial Services Company (“MFS”), Morgan Stanley Investment Management Inc. (“MSIM”), OppenheimerFunds, Inc. (“Oppenheimer”), Pacific Investment Management Company, LLC (“PIMCO”), PineBridge Investments, LLC (“PineBridge”), Putnam Investment Management, LLC (“Putnam”), QS Investors, LLC (“QS Investors”), Schroder Investment Management North America Inc. (“SIMNA”), Templeton Investment Counsel, LLC (“Templeton”), T. Rowe Price Associates, Inc. (“T. Rowe Price”), and Wells Capital Management Incorporated (“WellsCap”) (collectively referred to as the “Subadvisers” and each a “Subadviser”). The Advisory Agreement and Subadvisory Agreements are collectively referred to as the “Advisory Contracts.”

In connection with the approval of the Advisory Contracts, the Board received materials related to certain factors used in its consideration whether to renew or approve the Advisory Contracts. Those factors included:

(1)	the requirements of the Trust in the areas of investment supervisory and administrative services;

(2)	the nature, extent and quality of the investment advisory, administrative, operational and compliance services provided by SAAMCo, including a review of the investment performance of the Portfolios and oversight of the Subadvisers;

(3)	the size and structure of the investment advisory fee and any other material payments to the Adviser and Subadvisers and, in connection therewith, a review of the costs of services provided and the profits realized by the Adviser and its affiliates from the relationship with the Trust;

(4)	the expenses paid by each of the Portfolios, including their total operating expenses and any applicable expense limitation;

(5)	the extent to which the Adviser realizes economies of scale and shares them with the Trust;

(6)	the organizational capability, resources, personnel and financial condition of the Adviser and Subadvisers and their affiliates; and

(7)	the fees paid by the Adviser to the Subadvisers for managing the Portfolios of the Trust.

In addition, the Board considered (a) the historical relationship between the Trust and SAAMCo; (b) the possibility that services of the type required by the Trust might be better obtained from other organizations; (c) the conditions and trends prevailing in the economy, the securities markets and the investment company industry; and (d) the reasonableness of the amount of the fee retained by the Adviser in light of the services provided by the Adviser and the Subadvisers.

The Independent Trustees were separately represented by counsel that is independent of SAAMCo in connection with their consideration of approval of the Advisory Contracts. The matters discussed below were also considered separately by the Independent Trustees in executive sessions during which their independent counsel provided guidance to the Independent Trustees.

The Board received information regarding the Trust’s advisory and subadvisory fees compared to advisory and subadvisory fee rates of a group of funds with similar investment strategies and/or objectives, as applicable (respectively, the “Expense Group/Universe” and the “Subadvised Expense Group/Universe”), as selected and prepared by an independent third-party provider of investment company data. The Board also received performance data and expense information prepared by management. In addition, the Board considered the expenses and performance of SAAMCo and the Subadvisers with respect to accounts and mutual funds managed by each that have comparable investment objectives and strategies to each of the Portfolios that they manage.

Nature, Extent and Quality of Services.

The Board, including the Independent Trustees, considered the nature, quality and extent of services provided by SAAMCo and each of the Subadvisers. In making its evaluation, the Board considered that SAAMCo acts as adviser for each Portfolio, manages the investment of portions of certain Portfolios’ assets, manages the daily business affairs of the Trust, obtains and evaluates economic, statistical and financial information to formulate and implement investment policies, and provides oversight with respect to the daily

627

management of certain Portfolios’ assets, or a portion thereof, allocated to the Subadvisers, subject to the Trustees’ oversight and control. It was also noted that SAAMCo’s advisory fees compensate SAAMCo for services such as monitoring Portfolio performance, selecting and replacing Subadvisers, determining asset allocations among Portfolios with multiple Subadvisers and ensuring that the Subadvisers’ styles adhere to the prospectus and statement of additional information as well as other administrative, compliance and legal services.

The Board noted that SAAMCo is responsible for overseeing the performance of services by the Trust’s custodian, transfer agent and dividend disbursing agent. The Board also noted that SAAMCo is responsible for the financial, legal and accounting records required to be maintained by each Portfolio and for the administration of the Trust’s business affairs, including providing such office space, bookkeeping, accounting, clerical, secretarial and administrative services (exclusive of, and in addition to, any such service provided by any others retained by the Trust or any Portfolio) and such executive and other personnel as may be necessary for the operations of each Portfolio. The Board considered that SAAMCo monitors and reviews the activities of third-party service providers that may provide additional administrative services.

In addition, the Board considered the key personnel of SAAMCo that are involved in the investment management, administration, compliance and risk management activities with respect to the Portfolios. The Board also considered the compensation program for SAAMCo’s investment professionals.

With respect to the Subadvisers, the Board noted that the Subadvisers are responsible for providing investment management services on a day-to-day basis. In such role, each Subadviser (i) determines the securities to be purchased or sold and executes such documents on behalf of the Portfolios they manage as may be necessary in connection therewith; (ii) provides SAAMCo with records concerning their activities; and (iii) renders regular reports to SAAMCo and to officers and Trustees of the Trust concerning their discharge of the foregoing responsibilities. The Board reviewed each Subadviser’s history, structure and size, and investment experience. The Board considered each Subadviser’s personnel that are involved in the investment management, administration, compliance and risk management activities with respect to the Portfolios, as well as current and projected staffing levels and compensation practices. The Board was informed that in management’s judgment, each of the Subadvisers has the size, viability and resources to attract and retain highly qualified investment professionals.

The Board reviewed the qualifications, background and responsibilities of SAAMCo’s staff and each of the Subadviser’s staff who is responsible for providing investment management services to the Portfolios and other key personnel of SAAMCo in addition to current and projected staffing levels and compensation practices.

The Board considered SAAMCo’s reputation and long-standing relationship with the Portfolios and considered the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of types of mutual funds and shareholder services. The Board also considered the Trust’s relationship with affiliated life insurance companies that offer the Portfolios through variable annuity and variable life insurance products. The Board considered SAAMCo’s experience in providing management and investment advisory and administrative services to advisory clients. The Board also considered SAAMCo’s code of ethics and its risk management process, and that SAAMCo has developed internal procedures, adopted by the Board, for monitoring compliance with the investment objectives, policies and restrictions of the Portfolios as set forth in the Portfolios’ registration statement.

The Board also reviewed and considered SAAMCo’s and each Subadviser’s compliance and regulatory history, including information about whether any were involved in any litigation, regulatory actions or investigations that could impair their ability to serve as an adviser or subadviser to the Portfolios. The Board considered SAAMCo’s and the Subadvisers’ risk assessment and risk management processes. The Board concluded that there was no information provided that would have a material adverse effect on SAAMCo’s or the Subadvisers’ ability to provide services to the Trust.

The Board concluded that it was satisfied with the nature, quality and extent of the services provided by or to be provided by SAAMCo and each Subadviser and that there was a reasonable basis on which to conclude that they would provide high quality services to the Trust.

Portfolio Fees and Expenses; Investment Performance.

The Board, including the Independent Trustees, received and reviewed information regarding the Portfolios’ fees (actual or contractual management fees, subadvisory fees, non-management fees, and 12b-1 fees, if applicable), and expense ratios compared against such fees and expense ratios of the Expense Group/Universe for each Portfolio. Such fees and expense ratios were compared both before and after expense waivers, caps and reimbursements, if any. It was noted that with respect to subadvisory fees, SAAMCo negotiates such fees at arm’s length. The Board also considered that the subadvisory fees are paid by SAAMCo out of its advisory fee and not by the Portfolios, and that subadvisory fees may vary widely within a Subadvised Expense Group/Universe for various reasons, including market pricing demands, existing relationships, experience and success, and individual client needs. The Board further considered the amount of subadvisory fees paid by SAAMCo and the amount of the management fees which it retained and determined that these amounts were reasonable in light of the services performed by SAAMCo and the Subadvisers, respectively.

To assist in analyzing the reasonableness of the advisory and subadvisory fees, the Board received a report prepared independently by Broadridge Financial Solutions, Inc. (“Broadridge”) as well as information provided by management. The Board also considered advisory fees received by the Adviser and the Subadvisers with respect to other mutual funds and accounts with similar investment

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strategies to the Portfolios each advises. Based on the information from Broadridge, the Board reviewed detailed information about peer groups of comparable mutual funds based on various factors such as the type of fund (those underlying variable insurance products), comparable investment objectives and strategies, among other factors. Referred to herein are “Expense Groups” and “Performance Groups” that represent those peer groups of funds used to compare expenses and performance, respectively.

The Trustees noted that expense information as a whole was useful in assessing whether SAAMCo and the Subadvisers were providing services at a cost that was competitive with other similar funds. The performance information included annualized returns for the period since inception and the one-, three-, five- and ten-year periods, as applicable, ended June 30, 2018 from Broadridge and performance information as of June 30, 2018 from management. On a quarterly basis, the Board monitors and reviews various materials presented and prepared by management, including but not limited to each Portfolio’s overall performance, performance relative to each Portfolio’s relevant benchmark and Morningstar and/or Broadridge peer groups, as applicable, and each Subadviser’s performance within a Portfolio. The Board considered that management makes particular note of Portfolios that may require closer monitoring or potential corrective action by the Board.

As part of its review of the Portfolios’ fees and expenses and performance, the Board considered information, including but not limited to the following expense and performance information, provided by Broadridge and management in making its determinations. It was noted that actual advisory and subadvisory fees and total expenses were calculated as of each Portfolio’s most recent fiscal year end, which may vary among the Portfolio’s Expense Group/Universe. The Board considered management’s discussion of the Trust’s multi-manager subadvisory management structure and its explanation that the structure results in increased advisory fees and expenses to these Portfolios but noted the potential benefits to this type of multi-manager strategy where the Portfolios have access to the expertise of multiple subadvisers and the varied investment techniques employed by each subadviser in connection with a Portfolio’s investment objectives/strategies.

•	SA AB Growth Portfolio (subadvised by AB). The Board noted that both actual management fees and total expenses were below the medians of its Expense Group.

The Board considered that the Portfolio outperformed its benchmark index for the three-, five- and ten-year periods but performed below that index for the one-year period. The Board further considered that the Portfolio performed above the medians of its Performance Group for three-, five- and ten-year periods but slightly below the median for the one-year period.

•

SA AB Small & Mid Cap Value Portfolio (subadvised by AB). The Board noted that both actual management fees and total expenses were above the medians of its Expense Group. The Board took account of management’s discussion of the Portfolio’s fees and expenses.

The Board considered that the Portfolio outperformed its benchmark index for the one-, three-, five- and ten-year periods. The Board also considered that the Portfolio performed above the medians of its Performance Group for the same periods.

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SA BlackRock VCP Global Multi Asset Portfolio (subadvised by BlackRock). The Board noted that actual management fees and total expenses were slightly above the medians of its Expense Group. The Board further noted that there is an expense limitation of 0.91% and 1.16% on Class 1 and Class 3 shares, respectively. The Board also considered management’s discussion of the Portfolio’s fees.

The Board considered that the Portfolio performed below its benchmark index for the one-year period and the period since the Portfolio’s inception. The Board further considered that the Portfolio performed below the medians of its Performance Group for the same periods. The Board took account of management’s discussion of the Portfolio’s performance.

•

SA Columbia Technology Portfolio (subadvised by Columbia). The Board noted that both actual management fees and total expenses were slightly above the medians of its Expense Group. The Board took account of management’s discussion of the Portfolio’s fees and expenses.

The Board noted that the Portfolio outperformed its benchmark index and the median of its Performance Group for the five-year period but performed below that index and median for the one-, three- and ten-year periods. The Board took account of management’s discussion of the Portfolio’s performance.

•	SA DFA Ultra Short Bond Portfolio (subadvised by DFA). The Board noted that both actual management fees and total expenses were below the medians of its Expense Group.

The Board considered that the Portfolio performed below the medians of its Performance Group for the one-, three-, five- and ten-year periods. The Board noted that in May 2016 the Portfolio was converted to an ultra short bond fund and DFA became the new subadviser. The Board determined that performance prior to May 2016 does not reflect the Portfolio’s current strategy.

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SA Dogs of Wall Street Portfolio (advised by SAAMCo). The Board noted that both actual management fees and total expenses were slightly above the medians of its Expense Group. The Board took account of management’s discussion of the Portfolio’s fees and expenses.

The Board noted that the Portfolio performed at or above its benchmark index for the three-, five- and ten-year periods but performed below that index for the one-year period. The Board also noted that the Portfolio performed above the medians of its

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Performance Group for the three- and ten-year periods but below the median for the one- and five-year periods. The Board took account of management’s discussion of the Portfolio’s performance.

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SA Fidelity Institutional AM Real Estate Portfolio (subadvised by FIAM). The Board noted that actual management fees were slightly above the median of its Expense Group and total expenses were below the median of its Expense Group. The Board took account of management’s discussion of the Portfolio’s fees.

The Board considered that the Portfolio outperformed its benchmark index for the three- and five-year periods but below that index for the one- and ten-year periods. The Board also considered that the Portfolio performed above the medians of its Performance Group for the three- and five-year periods but below the medians for the one- and ten-year periods. The Board noted that FIAM had taken over as subadviser in October 2013.

•

SA Federated Corporate Bond Portfolio (subadvised by Federated). The Board noted that actual management fees were slightly above and total expenses were at the medians of its Expense Group. The Board took account of management’s discussion of the Portfolio’s fees.

The Board considered that the Portfolio outperformed its benchmark index for the one-, three-, five- and ten-year periods. The Board also noted that the Portfolio performed above the medians of its Performance Group for the same periods.

•

SA Fixed Income Intermediate Index Portfolio (advised by SAAMCo). The Board noted that both actual management fees and total expenses were slightly above the medians of its Expense Group. The Board further noted that there is an expense limitation of 0.34% and 0.59% on Class 1 and Class 3 shares, respectively. The Board also considered management’s discussion of the Portfolio’s fees and expenses.

The Board considered that the Portfolio performed below its benchmark index and the median of its Performance Group for the period since inception. The Board took account of management’s discussion of the Portfolio’s performance.

•

SA Franklin Small Company Value Portfolio (subadvised by Franklin). The Board noted that both actual management fees and total expenses were above the medians of its Expense Group. The Board took account of management’s discussion of the Portfolio’s fees and expenses and noted that SAAMCo has contractually agreed to waive 0.05% of its investment advisory fee.

The Board considered that the Portfolio performed below its benchmark index for the one-, three-, five- and ten-year periods. The Board also considered that the Portfolio performed above median of its Performance Group for the three-year period and below the medians for the one-, five- and ten-year periods. The Board took account of management’s discussion of the Portfolio’s performance.

•

SA Fixed Income Index Portfolio (advised by SAAMCo). The Board noted that both actual management fees and total expenses were slightly above the medians of its Expense Group. The Board further noted that there is an expense limitation of 0.34% and 0.59% on Class 1 and Class 3 shares, respectively. The Board also considered management’s discussion of the Portfolio’s fees and expenses.

The Board considered that the Portfolio performed below its benchmark index and the median of its Performance Group for the one-year period and the period since inception. The Board took account of management’s discussion of the Portfolio’s performance.

•

SA Goldman Sachs Global Bond Portfolio (subadvised by GSAMI). The Board noted that actual management fees were at and total expenses were slightly above the medians of its Expense Group. The Board considered management’s discussion of the Portfolio’s expenses.

The Board noted that the Portfolio outperformed its benchmark index for the one- and three-year periods but performed below that index for the five- and ten-year periods. The Board also noted that the Portfolio performed at or above the medians of its Performance Group for the one- and three-year periods but below the median for the five- and ten-year periods. The Board took account of management’s discussion of the Portfolio’s performance.

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SA Goldman Sachs Multi-Asset Insights Portfolio (subadvised by GSAM). The Board noted that actual management fees were above and total expenses were below the medians of its Expense Group. The Board further noted that there is an expense limitation of 0.81% and 1.06% on Class 1 and Class 3 shares, respectively. The Board also considered management’s discussion of the Portfolio’s fees.

The Board noted that the Portfolio performed below its benchmark index and the median of its Performance Group for the period since inception. The Board took account of management’s discussion of the Portfolio’s performance.

•

SA Index Allocation 60/40 Portfolio (advised by SAAMCo). The Board noted that actual management fees were slightly above and total expenses were below the medians of its Expense Group. The Board further noted that there is an expense limitation of 0.18% and 0.43% on Class 1 and Class 3 shares, respectively. The Board also considered management’s discussion of the Portfolio’s fees.

The Board noted that the Portfolio outperformed its benchmark index and the median of its Performance Group for the one-year period and the period since inception.

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•

SA Index Allocation 80/20 Portfolio (advised by SAAMCo). The Board noted that actual management fees were slightly above and total expenses were below the medians of its Expense Group. The Board further noted that there is an expense limitation of 0.18% and 0.43% on Class 1 and Class 3 shares, respectively. The Board also considered management’s discussion of the Portfolio’s fees.

The Board noted that the Portfolio outperformed its benchmark index and the median of its Performance Group for the one-year period and the period since inception.

•

SA Index Allocation 90/10 Portfolio (advised by SAAMCo). The Board noted that both actual management fees and total expenses were below the medians of its Expense Group. The Board further noted that there is an expense limitation of 0.18% and 0.43% on Class 1 and Class 3 shares, respectively.

The Board noted that the Portfolio outperformed its benchmark index for the one-year period but performed slightly below that index for the period since inception. The Board further noted that the Portfolio performed near the median of its Performance Group for the one-year period and the period since inception.

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SA Invesco VCP Equity-Income Portfolio (subadvised by Invesco). The Board noted that actual management fees were at and total expenses were below the medians of its Expense Group. The Board further noted that there is an expense limitation of 0.98% and 1.23% on Class 1 and Class 3 shares, respectively.

The Board considered that the Portfolio performed below its benchmark index for the one-, three- and five-year periods. The Board further considered that the Portfolio performed at the median of its Performance Group for the one-year period and below the median for the three- and five-year periods. The Board took account of management’s discussion of the Portfolio’s performance.

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SA International Index Portfolio (advised by SAAMCo). The Board noted that both actual management fees and total expenses were above the medians of its Expense Group. The Board further noted that there is an expense limitation of 0.52% and 0.77% on Class 1 and Class 3 shares, respectively. The Board also considered management’s discussion of the Portfolio’s fees and expenses.

The Board considered that the Portfolio performed below its benchmark index and the median of its Performance Group for the one-year period and the period since inception. The Board took account of management’s discussion of the Portfolio’s performance.

•	SA Invesco Growth Opportunities Portfolio (subadvised by Invesco). The Board noted that both actual management fees and total expenses were below the medians of its Expense Group.

The Board considered that the Portfolio performed below its benchmark index for the one-, three-, five- and ten-year periods. The Board also considered that the Portfolio performed below the median of its Performance Group for the one-year period but below the medians for the three-, five- and ten-year periods.

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SA Janus Focused Growth Portfolio (subadvised by Janus Capital Management, LLC (“Janus”)). The Board noted that both actual management fees were above and total expenses were at the medians of its Expense Group. The Board noted that SAAMCo has added a contractual management fee cap of 0.75%.

The Board considered that the Portfolio performed below its benchmark index for the one-, three-, five- and ten-year periods. The Board also considered that the Portfolio performed above the median of its Performance Group for the one-year period but below the medians for the three-, five- and ten-year periods. The Board took account of management’s discussion of the Portfolio’s performance and noted that Janus took over as the new subadviser effective June 30, 2016.

•	SA JPMorgan Diversified Balanced Portfolio (subadvised by JPMorgan). The Board considered that actual management fees and total expenses were at the medians of its Expense Group.

The Board noted that the Portfolio outperformed its benchmark index for the five- and ten-year periods but performed below that index for the one- and three-year periods. The Board also noted that the Portfolio performed at or above the median of its Performance Group for the three- and ten-year periods but below the medians for the one- and five-year periods. The Board took account of management’s discussion of the Portfolio’s performance.

•

SA JPMorgan Emerging Markets Portfolio (subadvised by JPMorgan). The Board considered that actual management fees were slightly above and total expenses were below the medians of its Expense Group. The Board considered that SAAMCo has contractually agreed to waive part of its investment advisory fee so that the advisory fee payable by the Portfolio to SAAMCo equals 1.00% of average daily net assets.

The Board considered that the Portfolio outperformed its benchmark index for the one- and three-year periods but performed below that index for the five- and ten-year periods. The Board further considered that the Portfolio performed at or above the medians of its Performance Group for the three- and five-year periods but below the medians for the one- and ten-year periods. The Board took account of management’s discussion of the Portfolio’s performance.

•	SA JPMorgan Equity-Income Portfolio (subadvised by JPMorgan). The Board noted that both actual management fees and total expenses were below the medians of its Expense Group.

The Board considered that the Portfolio outperformed its benchmark index for the one-, three-, five- and ten-year periods. The Board also considered that the Portfolio performed above the medians of its Performance Group for the same periods.

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•	SA JPMorgan Global Equities Portfolio (subadvised by JPMorgan). The Board noted that actual management fees were at the median and total expenses were below the median of its Expense Group.

The Board considered that the Portfolio performed at the medians of its Performance Group for the three- and five-year periods but below the median for the one- and ten-year periods. The Board took account of management’s discussion of the Portfolio’s performance.

•	SA JPMorgan Mid-Cap Growth Portfolio (subadvised by JPMorgan). The Board considered that actual management fees were slightly above and total expenses were below the medians of its Expense Group.

The Board considered that the Portfolio outperformed its benchmark index for the ten-year period but performed below that index for the one-, three- and five-year periods. The Board also noted that the Portfolio performed at the medians of its Performance Group for the one-, three-, five- and ten-year periods. The Board took account of management’s discussion of the Portfolio’s performance.

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SA JPMorgan MFS Core Bond Portfolio (subadvised by JPMorgan and MFS). The Board noted that both actual management fees and total expenses were slightly above the medians of its Expense Group. The Board noted that SAAMCo has contractually agreed to waive 0.10% of its investment advisory fee.

The Board considered that the Portfolio had performed above its benchmark index for the one-, three- and ten-year periods but below that index for the five-year period. The Board also considered that the Portfolio performed at or above the medians of its Performance Group for the one-, three- and ten-year periods but below the median for the five-year period. The Board took account of management’s discussion of the Portfolio’s performance and noted that JPMorgan and MFS took over management of the Portfolio in early 2015.

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SA Large Cap Index Portfolio (advised by SAAMCo). The Board noted that both actual management fees and total expenses were above the medians of its Expense Group. The Board considered management’s discussion of the Portfolio’s fees, and noted that SAAMCo has contractually agreed to waive 0.11% of its investment advisory fee.

The Board noted that the Portfolio performed above its benchmark index for the one-year period but slightly below that index for the three-, five- and ten-year periods. The Board also noted that the Portfolio performed slightly below the medians of its Performance Group for the one-, three-, five- and ten-year periods. The Board took account of management’s discussion of the Portfolio’s performance and noted the narrower range of underperformance respective to the benchmark and medians.

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SA Legg Mason BW Large Cap Value Portfolio (subadvised by Brandywine). The Board noted that actual management fees were slightly above the median and total expenses were at the median of its Expense Group. The Board took account of management’s discussion of the Portfolio’s fees and expenses and noted that SAAMCo has contractually agreed to waive 0.05% of its investment advisory fee.

The Board considered that the Portfolio had outperformed its benchmark index for the one-, three- and five-year periods and slightly below that index for the ten-year period. The Board also noted that the Portfolio had performed above the medians of its Performance Group for the one-, three- and five-year periods and slightly below the median for the ten-year period.

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SA Legg Mason Tactical Opportunities Portfolio (subadvised by Brandywine). The Board noted that both actual management fees and total expenses were above the medians of its Expense Group. The Board further noted that there is an expense limitation of 0.81% and 1.06% on Class 1 and Class 3 shares, respectively. The Board also considered management’s discussion of the Portfolio’s fees and expenses.

The Board considered that the Portfolio had performed below its benchmark index and the medians of its Performance Group for the period since inception. The Board took account of management’s discussion of the Portfolio’s performance.

•	SA MFS Blue Chip Growth Portfolio (subadvised by MFS). The Board considered that actual management fees and total expenses were below the medians of its Expense Group.

The Board noted that the Portfolio performed below its benchmark index for the one-, three-, five- and ten-year periods. The Board also noted that the Portfolio performed below the medians of its Performance Group for the same periods. The Board took account of management’s discussion of the Portfolio’s performance, including the fact that MFS had taken over as subadviser in October 2013.

•	SA MFS Massachusetts Investors Trust Portfolio (subadvised by MFS). The Board noted that both actual management fees and total expenses were below the medians of its Expense Group.

The Board considered that the Portfolio performed above its benchmark index for the ten-year period but below that index for the one-, three- and five-year periods. The Board also considered that the Portfolio performed near the median of its Performance Group for the one-year period and above the medians of its Performance Group for the three-, five- and ten year periods. The Board took account of management’s discussion of the Portfolio’s performance.

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SA MFS Total Return Portfolio (subadvised by MFS). The Board noted that actual management fees were above and total expenses were slightly above the medians of its Expense Group. The Board took account of management’s discussion of the Portfolio’s fees and expenses.

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The Board considered that the Portfolio performed below its benchmark index for the one-year period and outperformed that index for the three-, five- and ten-year periods. The Board further considered that the Portfolio performed at the median of its Performance Group for the ten-year period and below the medians for the one-, three- and five-year periods. The Board took account of management’s discussion of the Portfolio’s performance.

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SA Mid Cap Index Portfolio (advised by SAAMCo). The Board noted that both actual management fees and total expenses were above the medians of its Expense Group. The Board further noted that there is an expense limitation of 0.40% and 0.65% on Class 1 and Class 3 shares, respectively. The Board also considered management’s discussion of the Portfolio’s fees and expenses.

The Board considered that the Portfolio outperformed its benchmark index for the one-year period and the period since inception. The Board further considered that the Portfolio performed slightly below the median of its Performance Group for the same periods. The Board took account of management’s discussion of the Portfolio’s performance and noted the narrower range of underperformance respective to the benchmark and medians.

•

SA Morgan Stanley International Equities Portfolio (subadvised by MSIM). The Board noted that actual management fees were slightly above and total expenses were below the median of its Expense Group. The Board took account of management’s discussion of the Portfolio’s fees.

The Board considered that the Portfolio performed below its benchmark index for the one-, three-, five- and ten-year periods. The Board also considered that the Portfolio performed at the median of its Performance Group for the three-year period and below the medians for the one-, five- and ten-year periods. The Board took account of management’s discussion of the Portfolio’s performance and noted that a new portfolio management team at MSIM had taken over as subadviser in October 2014.

•

SA Oppenheimer Main Street Large Cap Portfolio (subadvised by Oppenheimer). The Board noted that both actual management fees and total expenses were slightly above the medians of its Expense Group. The Board took into consideration management’s discussion of the Portfolio’s fees and expenses.

The Board considered that the Portfolio outperformed its benchmark index for the ten-year period but performed below that index for the one-, three- and five-year periods. The Board also considered that the Portfolio performed below the medians of its Performance Group for the one-, three-, five- and ten-year periods. The Board took account of management’s discussion of the Portfolio’s performance.

•	SA PineBridge High-Yield Bond Portfolio (subadvised by PineBridge). The Board noted that actual management fees and total expenses were below the medians of its Expense Group.

The Board considered that the Portfolio outperformed its benchmark index for the one-, three-, five- and ten-year periods. The Board also considered that the Portfolio performed above the medians of its Performance Group for the one-, three- and five-year periods but below the median for the ten-year period.

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SA PIMCO VCP Tactical Balanced Portfolio (subadvised by PIMCO). The Board noted that actual management fees and total expenses were slightly above the medians of its Expense Group. The Board further noted that there is an expense limitation of 0.91% and 1.16% on Class 1 and Class 3 shares, respectively. The Board also considered management’s discussion of the Portfolio’s fees and expenses.

The Board considered that the Portfolio outperformed its benchmark index for the one-, three- and five-year periods. The Board also considered that the Portfolio performed above the median of its Performance Group for the same periods.

•

SA Putnam International Growth and Income Portfolio (subadvised by Putnam). The Board noted that actual management fees were above and total expenses were slightly above the medians of its Expense Group. The Board took account of management’s discussion of the Portfolio’s fees and expenses and noted that SAAMCo and Putnam each contractually agreed to waive 0.10% of their advisory and subadvisory fees, respectively.

The Board considered that the Portfolio performed slightly below the medians of its Performance Group for the one-, three-, five- and ten-year periods. The Board took account of management’s discussion of the Portfolio’s performance and noted the narrower range of underperformance respective to the benchmark and medians.

•

SA Schroders VCP Global Allocation Portfolio (subadvised by SIMNA). The Board noted that both actual management fees and total expenses were slightly above the medians of its Expense Group. The Board further noted that there is an expense limitation of 0.90% and 1.15% on Class 1 and Class 3 shares, respectively. The Board also considered management’s discussion of the Portfolio’s fees and expenses.

The Board considered that the Portfolio performed below its benchmark index for the one-year period and the period since the Portfolio’s inception. The Board further considered that the Portfolio performed at or above the medians of its Performance Group for the same periods. The Board took account of management’s discussion of the Portfolio’s performance.

•

SA Small Cap Index Portfolio (advised by SAAMCo). The Board considered that both actual management fees and total expenses were above the medians of its Expense Group. The Board took into consideration management’s discussion of the Portfolio’s fees and expenses.

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The Board further noted that the Portfolio outperformed its benchmark index for the one-year period and the period since inception. The Board considered that the Portfolio performed below the median of its Performance Group for the one-year period but above the median for the period since inception.

•

SA T. Rowe Asset Allocation Growth Portfolio (subadvised by T. Rowe Price). The Board noted that both actual management fees and total expenses were above the medians of its Expense Group. The Board further noted that there is an expense limitation of 0.81% and 1.06% on Class 1 and Class 3 shares, respectively. The Board also considered management’s discussion of the Portfolio’s fees and expenses.

The Board considered that the Portfolio outperformed its benchmark index for the period since inception. The Board further considered that the Portfolio performed at the median of its Performance Group for the same period.

•

SA Templeton Foreign Value Portfolio (subadvised by Templeton). The Board considered that both actual management fees and total expenses were slightly above the medians its Expense Group. The Board took into consideration management’s discussion of the Portfolio’s fees and expenses.

The Board considered that the Portfolio performed below the medians of its Performance Group for the one-, three-, five- and ten-year periods. The Board took account of management’s discussion of the Portfolio’s performance.

•

SA T. Rowe Price VCP Balanced Portfolio (subadvised by T. Rowe Price). The Board noted that both actual management fees and total expenses were at the medians of its Expense Group. The Board further noted that there is an expense limitation of 0.90% and 1.15% on Class 1 and Class 3 shares, respectively.

The Board considered that the Portfolio outperformed its benchmark index for the one-year period and performed below that index for the period since the Portfolio’s inception. The Board further considered that the Portfolio performed above the medians of its Performance Group for the one-year period and the period since inception.

•

SA VCP Dynamic Allocation Portfolio (advised/subadvised by SAAMCo and AB). The Board noted that both actual management fees and total expenses were slightly above the medians of its Expense Group. The Board took account of management’s discussion of the Portfolio’s fees and expenses.

The Board considered that the Portfolio outperformed its benchmark index for the one- and three-year periods but performed below that index for the five-year period. The Board also noted that the Portfolio performed at or above the medians of its Performance Group for the one-, three- and five-year periods. The Board took account of management’s discussion of the Portfolio’s performance, including the Portfolio’s volatility control formula.

•

SA VCP Dynamic Strategy Portfolio (advised/subadvised by SAAMCo and AB). The Board noted that both actual management fees and total expenses were above the medians of its Expense Group. The Board took account of management’s discussion of the Portfolio’s fees and expenses.

The Board considered that the Portfolio outperformed its benchmark index for the one-year period but performed below that index for the three- and five-year periods. The Board also considered that the Portfolio performed at or above the median of its Performance Group for the one- and three-year periods and below the median for the five-year period. The Board took account of management’s discussion of the Portfolio’s performance, including the Portfolio’s volatility control formula.

•

SA VCP Index Allocation Portfolio (advised by SAAMCo). The Board noted that actual management fees were at and total expenses were below the medians of its Expense Group. The Board further noted that there is an expense limitation of 0.28% and 0.53% on Class 1 and Class 3 shares, respectively.

The Board considered that the Portfolio performed at or above its benchmark index and the median of its Performance Group for the period since inception.

•

SA WellsCap Aggressive Growth Portfolio (subadvised by WellsCap). The Board noted that both actual management fees and total expenses were slightly above the medians of its Expense Group. The Board took account of management’s discussion of the Portfolio’s fees and expenses.

The Board considered that the Portfolio outperformed its benchmark index for the one-, three- and five-year periods but performed below that index for the ten-year period. The Board also considered that the Portfolio performed above the median of its Performance Group for the three-year period but below the medians for the one-, five- and ten-year periods. The Board took account of management’s discussion of the Portfolio’s performance.

The Trustees noted that expense and performance information as a whole was useful in assessing whether the Subadvisers were providing services at a cost that was competitive with other similar funds.

Cost of Services & Benefits Derived.

With respect to indirect costs and benefits, the Board was informed, based on management’s judgment, that any indirect costs incurred by SAAMCo in connection with rendering investment advisory services to the Trust were inconsequential to the analysis of the adequacy of the advisory fees, and that any collateral benefits derived as a result of providing advisory services to the Trust did not

634

impact the reasonableness of the advisory fee. The Board considered that SAAMCo is paid an administrative services fee of up to 0.04% of the average daily net asset value of the Trust’s Portfolios pursuant to an arrangement between SAAMCo and certain affiliated life insurance companies (the “Life Companies”). The Board considered that the Trust also pays VALIC Retirement Services Company, an affiliate of SAAMCo, a fee for the provision of recordkeeping and shareholder services to contract owners and participants.

In connection with benefits derived from the Trust, the Board considered that the Life Companies may benefit as a result of their direct ownership of the Portfolios’ shares, which amounts may be significant. It was noted that in calculating their corporate income tax liability as insurance companies, the Life Companies, as corporate mutual fund shareholders, may exclude a portion of the ordinary dividends paid by underlying U.S. equities in the Portfolios to the same extent the Portfolios receive certain dividends with respect to shares of stock issued by domestic corporations, subject to applicable tax laws and regulations. In addition, the Life Companies may also rely on foreign tax credits with respect to certain foreign securities held by applicable Portfolios. The Board considered that the Life Companies receive financial support from SAAMCo and certain Subadvisers for distribution-related activities, including administrative, marketing and other servicing activities, including payments to help offset costs for marketing activities and training (including training of registered representatives of AIG Capital Services, Inc., an affiliate of SAAMCo) to support sales of the Portfolios, as well as occasional gifts, entertainment or other compensation as incentives. It was noted that such payments may be derived from 12b-1 (service) fees that are deducted directly from the assets of the Portfolios or from investment management fees received by SAAMCo or the Subadvisers. In addition, the Board considered that, because shares of the Portfolios are offered as investment options through variable annuity or life contracts issued by the Life Companies (the “Variable Contracts”), the investment objectives, strategies and performance of the Portfolios may positively or negatively impact a Life Company’s ability to hedge and the related hedging costs associated with guarantees that the Life Company may provide as the issuer of the Variable Contracts.

The Board concluded that any benefits that SAAMCo and its affiliates could be expected to receive with regard to providing investment advisory and other services to the Portfolios were reasonable.

Profitability and Economies of Scale.

The Board received information related to SAAMCo’s profitability as well as the profitability of certain affiliates with respect to the services they provide to the Trust’s Portfolios. The profitability analysis reflected the relationship between SAAMCo and American General Life Insurance Company (“AGL”) that provides that SAAMCo contributes the profits earned through its management of the Portfolios of the Trust to AGL. The Board also considered that SAAMCo has entered into an agreement with The United States Life Insurance Company in the City of New York (“U.S. Life”) wherein SAAMCo pays U.S. Life a fee to perform certain administrative services for the benefit of certain variable annuity contract owners. Pursuant to additional Administrative Services Agreements between SAAMCo and each of AGL and U.S. Life, SAAMCo pays a fee to each insurer and in return each insurer provides certain administrative, recordkeeping, accounting and similar such services to the Portfolios as they relate to the insurer’s participants owning interest in shares of the Trust. The Board further considered that certain SAAMCo affiliates (i.e., AGL, U.S. Life and The Variable Annuity Life Insurance Company) provide services pursuant to certain agreements with the Trust and the Portfolios’ Rule 12b-1 Plans. The Board determined that the profitability to SAAMCo in connection with its relationship to the Trust was reasonable. In addition, the Board considered the Investment Management Profitability Analysis prepared by an independent information service, Broadridge, and noted that SAAMCo’s profitability was generally in the range of the profitability of companies contained in the report.

It was noted that the subadvisory fees paid pursuant to the Subadvisory Agreements are paid by SAAMCo out of the advisory fees that it receives under the Advisory Agreement. The Trustees also relied on the ability of SAAMCo to negotiate the Subadvisory Agreements and the fees thereunder at arm’s length. It was noted that SAAMCo reviewed a number of factors in determining appropriate subadvisory fees payable to each Subadviser. Such factors include review of (1) style class peers primarily within the variable annuity universe; (2) key competitor analysis; (3) portfolio analysis; and (4) special considerations such as competitor subaccount characteristics, uniqueness of the product and the manager’s prestige. The Board determined that the profitability to each Subadviser in connection with its relationship with the respective Portfolios is therefore not a material factor in their consideration of the Subadvisory Agreements.

The Board also received and considered information regarding the ability of the Portfolios to achieve economies of scale. It was noted that the advisory fees of nearly all Portfolios contain breakpoints that will reduce the fees paid by a Portfolio as its assets increase. The Board also considered that SAAMCo has voluntarily agreed to waive fees in certain instances, which was noted earlier in the discussion of fees. It was noted that as a result of being part of a complex of mutual funds advised or administered by SAAMCo, the Trust is able to share common resources and may share certain expenses, which could result in a Portfolio experiencing lower expenses than it otherwise would achieve if the Trust were a stand-alone entity. The Board considered that management believed that the Portfolios’ existing fee schedules and the fee schedules for those Portfolios for which management proposed reductions or waivers reflect the economies of scale inherent in providing investment advice to a Portfolio in its particular asset category and asset size. The Board concluded that any potential economies of scale are currently being shared between the Trust and SAAMCo in an appropriate manner.

The Board considered that certain Subadvisory Agreements also contain breakpoints in the fee schedules, however, since SAAMCo, and not the Trust, is responsible for the payment of the fees pursuant to the Subadvisory Agreements, the Trust does not directly benefit from any reduction in subadvisory fee rates. For similar reasons as stated above with respect to the Subadvisers’ profitability and the costs of their providing services, the Board concluded that the potential for economies of scale in the Subadvisers’ management of the Portfolios are not a material factor in its consideration at this time.

635

Terms of Advisory Contracts.

The Board, including the Independent Trustees, reviewed the terms of the Advisory Contracts including the duties and responsibilities undertaken by SAAMCo and the Subadvisers as discussed above. The Board considered that SAAMCo pays all of its own expenses in connection with the performance of its duties, as well as the salaries, fees and expenses of the officers of the Trust who are employees of SAAMCo. The Board also reviewed the terms of payment for services rendered and noted that SAAMCo compensates the Subadvisers out of the fees it receives from the Trust. The Board noted that each Subadvisory Agreement provides that the Subadviser will pay all of its own expenses in connection with the performance of its duties as well as the cost of maintaining the staff and personnel as necessary for it to perform its obligations. The Board also considered other terms and conditions of the Advisory Contracts.

Conclusions.

In reaching its decision to recommend the renewal of the Advisory Contracts, the Board did not identify any single factor as being controlling, but based its recommendation on each of the factors it considered and each Trustee attributes different weight to the various factors. Based upon the materials it reviewed, the representations made to it and the considerations described above, and as part of their deliberations, the Board, including the Independent Trustees, concluded that SAAMCo and the Subadvisers possess the capability and resources to perform the duties required of them under their respective Advisory Contracts.

Further, based upon its review of the Advisory Contracts, the materials provided, and the considerations described above, the Board, including the Independent Trustees, concluded that: (1) the terms of the Advisory Contracts are reasonable, fair and in the best interest of the Portfolios and their shareholders, and (2) the advisory fee rates and subadvisory fee rates are fair and reasonable in light of the usual and customary charges made for services of the same nature and quality and the other factors considered.

636

SUNAMERICA SERIES TRUST

RESULTS OF SPECIAL SHAREHOLDER MEETINGS

January 31, 2019 (unaudited)

On September 20, 2018, a Special Meeting of Shareholders was held to consider a proposal to approve an Agreement and Plan of Reorganization pursuant to which the SA Boston Company Capital Growth Portfolio (the “Acquired Fund”), a series of the SunAmerica Series Trust, would transfer all of its assets to the SA AB Growth Portfolio (the “Acquiring Fund”), a series of SunAmerica Series Trust, in exchange solely for the assumption of the Acquired Fund’s liabilities by the Acquiring Fund and Class 1, Class 2 and Class 3 shares of the Acquiring Fund, which shares will be distributed by the Acquired Fund to the holders of its shares in complete liquidation thereof. The proposal was approved and voting results of this Special Meeting were as follows:

For	Against	Abstain
3,008,817	88,651	340,815

On September 20, 2018, a Special Meeting of Shareholders was held to consider a proposal to approve an Agreement and Plan of Reorganization pursuant to which the SA WellsCap Fundamental Growth Portfolio (the “Acquired Fund”), a series of the SunAmerica Series Trust, would transfer all of its assets to the SA AB Growth Portfolio (the “Acquiring Fund”), a series of SunAmerica Series Trust, in exchange solely for the assumption of the Acquired Fund’s liabilities by the Acquiring Fund and Class 1, Class 2 and Class 3 shares of the Acquiring Fund, which shares will be distributed by the Acquired Fund to the holders of its shares in complete liquidation thereof. The proposal was approved and voting results of this Special Meeting were as follows:

For	Against	Abstain
3,765,221	135,614	473,117

On September 20, 2018, a Special Meeting of Shareholders was held to consider a proposal to approve an Agreement and Plan of Reorganization pursuant to which the SA MFS Telecom Utility Portfolio (the “Acquired Fund”), a series of the SunAmerica Series Trust, would transfer all of its assets to the SA Legg Mason BW Large Cap Value Portfolio (the “Acquiring Fund”), a series of SunAmerica Series Trust, in exchange solely for the assumption of the Acquired Fund’s liabilities by the Acquiring Fund and Class 1, Class 2 and Class 3 shares of the Acquiring Fund, which shares will be distributed by the Acquired Fund to the holders of its shares in complete liquidation thereof. The proposal was approved and voting results of this Special Meeting were as follows:

For	Against	Abstain
2,438,043	66,287	188,546

637

SUNAMERICA SERIES TRUST

TRUSTEES AND OFFICERS INFORMATION (unaudited)

The following table contains information regarding the Trustees and Officers that oversee operations of the Portfolios and other investment companies within the Fund complex.

Name, Address and Age†	Position Held With Trust	Term of Office and Length of Time Served(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships Held by Trustee(3)
Disinterested Trustee

Garrett F. Bouton Age: 74	Trustee	2007 – Present	Retired (2003 – Present); Managing Director and CEO, Barclays Global Investors (1996-2003).	77	Chairman/Director, The LECG Company (consulting services) (2006-2010).

Carl D. Covitz Age: 79	Trustee	2001 – Present	Owner and President, Landmark Capital, Inc. (1973 – Present).	77	Director, Arden Realty, Inc. (real estate) (1995-2006).

Jane Jelenko Age: 70	Trustee	2006 – Present	Retired Partner KPMG, LLP and Managing Director Bearingpoint, Inc. (formerly KPMG Consulting). (2003 – Present).	77	Director, Countrywide Bank (2003-2008); and Director, Cathay General Bancorp and Cathay Bank (banking) (2012 – Present).

Gilbert T. Ray Age: 74	Trustee	2001 – Present	Retired Partner, O’Melveny & Myers LLP (law firm) (2000 – Present).	77	Director, Advanced Auto Parts, Inc. (retail, auto and home supply stores) (2002-2016); Director, Watson, Wyatt Worldwide (services — management consulting services) (2000-2009); Director Dine Equity (services — restaurant) (2004 - Present); Director Diamond Rock Hospitality (financial — real estate) (2005 – Present); Director, Towers Watson & Co. (2010-2016).

Allan L. Sher Age: 87	Trustee	1997 – Present	Retired Brokerage Executive (1992 – Present).	77	Director, Bowl America Inc. (1997-Present).

Bruce G. Willison Age: 70	Trustee and Chairman	2001 – Present	Professor of Management, Anderson School at UCLA (1999-2011); Dean, Anderson School at UCLA (1999-2005); co-founder, Grandpoint Capital, Inc (2009-2010).	77	Director, GrandPoint Bank (banking). (2011-Present); Director, Indy Mac Bancorp (banking) (2003-2008); Director, Move, Inc. (internet real estate site) (2003 – Present); Director, Health Net, Inc. (health insurance) (2000-2016).
Interested Trustee

Peter A. Harbeck(2) Age: 65	Trustee	2014 – Present	President (1995-Present), CEO (1997-Present) and Director, (1992-Present), SAAMCo ; Director, AIG Capital Services, Inc. (“ACS”) (1993-Present); Chairman, President and CEO, Advisor Group, Inc. (2004-2016).	150	None.
Officers

John T. Genoy Age: 50	President	2007 – Present	Chief Financial Officer and Director, SAAMCo (2002 to Present); Senior Vice President, SAAMCo (2003 to Present); Chief Operating Officer, SAAMCo (2006 – Present).	N/A	N/A

Kathleen D. Fuentes Age: 49	Chief Legal Officer, Vice President, and Secretary	2015 – Present	Vice President and Deputy General Counsel, SAAMCo (2006 – Present).	N/A	N/A

638

SUNAMERICA SERIES TRUST

TRUSTEES AND OFFICERS INFORMATION (unaudited) — (continued)

Name, Address and Age†	Position Held With Trust	Term of Office and Length of Time Served(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships Held by Trustee(3)

Christopher C. Joe Age: 49	Chief Compliance Officer	2017-Present	Chief Compliance Officer, AIG Funds, Seasons Series Trust, SunAmerica Series Trust, VALIC Company I and VALIC Company II (2017-Present); Chief Compliance Officer, VALIC Retirement Services Company (2017-Present); Chief Compliance Officer, Invesco Powershares (2012-2017); Chief Compliance Officer, Invesco Investment Advisers, LLC (2010-2013); U.S. Compliance Director, Invesco, Ltd (2006-2014); Deputy Chief Compliance Officer, Invesco Advisers, Inc. (2014-2015).	N/A	N/A

Gregory N. Bressler Age: 51	Vice President and Assistant Secretary	2005 – Present	Senior Vice President and General Counsel, SAAMCo (2005 – Present).	N/A	N/A

Gregory R. Kingston Age: 53	Treasurer	2014 – Present	Vice President, SAAMCo (2001-Present); Head of Mutual Fund Administration (2014 – Present); Senior Vice President, SAAMCo (2014 – Present).	N/A	N/A

Shawn Parry Age: 46	Vice President and Assistant Treasurer	2014 – Present	Assistant Vice President, SAAMCo (2005 – 2014); Vice President, SAAMCo (2014 – Present).	N/A	N/A

Donna McManus Age: 58	Vice President and Assistant Treasurer	2014 – Present	Vice President, SAAMCo (2014 – Present); Managing Director, BNY Mellon (2009-2014).	N/A	N/A

Matthew J. Hackethal Age: 47	Anti-Money Laundering Compliance Officer	2006 – Present	Acting Chief Compliance Officer (2016 - 2017); Chief Compliance Officer, SAAMCo (2007 – Present) and Vice President SAAMCO (2011 - Present).	N/A	N/A

†	The business address for each Trustee and Officer is 21650 Oxnard Street, 10th Floor, Woodland Hills, CA 91367.
(1)	The “Fund Complex” consists of all registered investment company portfolios for which SAAMCo serves as investment adviser or administrator. The “Fund Complex” includes the Trust (58 portfolios), the SunAmerica Equity Funds (2 funds), SunAmerica Income Funds (3 funds), SunAmerica Money Market Funds, Inc. (1 fund), SunAmerica Senior Floating Rate Fund, Inc. (1 fund), SunAmerica Series, Inc. (6 funds), Anchor Series Trust (5 portfolios), Seasons Series Trust (19 portfolios), SunAmerica Speciality Series (6 funds), VALIC Company I (34 funds), and VALIC Company II (15 funds).
(2)	Interested Trustee, as defined within the Investment Company Act of 1940, because he serves as President and CEO and Director of SAAMCo, and Director of ACS.
(3)	Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e. “Public Company”) registered under the investment act of 1940.
(4)	Trustees serve until their successors are duly elected and qualified. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his/her successor is duly elected and qualifies.

Additional information concerning the Trustees and Officers is contained in the Statement of Additional Information and is available without charge by calling (800) 445-7862.

639

SUNAMERICA SERIES TRUST

SHAREHOLDERS TAX INFORMATION (unaudited)

Certain tax information regarding the SunAmerica Series Trust Portfolios is required to be provided to the shareholders based upon each Portfolio’s income and capital gain distributions for the taxable year ended January 31, 2019.

During the year ended January 31, 2019, the Portfolios paid the following dividends per share along with the percentage of ordinary income dividends that qualified for the dividends received deductions for corporations.

	Total Dividends	Net Investment Income	Net Short-Term Capital Gains *	Net Long-Term Capital Gains *	Return of Capital	Qualifying % for the Dividends Received Deduction

SA AB Growth Portfolio Class 1	$6.14	$0.00	$0.51	$5.63	$—	71.70%

SA AB Growth Portfolio Class 2	6.14	—	0.51	5.63	—	71.70

SA AB Growth Portfolio Class 3	6.14	—	0.51	5.63	—	71.70

SA AB Small & Mid Cap Value Portfolio Class 1	4.25	0.15	0.15	3.95	—	100.00

SA AB Small & Mid Cap Value Portfolio Class 2	4.19	0.09	0.15	3.95	—	100.00

SA AB Small & Mid Cap Value Portfolio Class 3	4.16	0.06	0.15	3.95	—	100.00

SA BlackRock VCP Global Multi Asset Portfolio Class 1	1.00	0.19	0.68	0.13	—	7.24

SA BlackRock VCP Global Multi Asset Portfolio Class 3	0.93	0.12	0.68	0.13	—	7.24

SA Columbia Technology Portfolio Class 1. . . .	1.00	—	0.21	0.79	—	21.16

SA Columbia Technology Portfolio Class 2. . . .	1.00	—	0.21	0.79	—	21.16

SA Columbia Technology Portfolio Class 3	1.00	—	0.21	0.79	—	21.16

SA DFA Ultra Short Bond Portfolio Class 1	0.12	0.12	—	—	—	—

SA DFA Ultra Short Bond Portfolio Class 2	0.10	0.10	—	—	—	—

SA DFA Ultra Short Bond Portfolio Class 3	0.09	0.09	—	—	—	—

SA Dogs of Wall Street Portfolio Class 1	2.13	0.37	0.52	1.24	—	54.11

SA Dogs of Wall Street Portfolio Class 2	2.11	0.35	0.52	1.24	—	54.11

SA Dogs of Wall Street Portfolio Class 3	2.09	0.33	0.52	1.24	—	54.11

SA Emerging Markets Equity Index Portfolio Class 1	0.18	0.17	—	—	0.01	0.30

SA Emerging Markets Equity Index Portfolio Class 3	0.16	0.15	—	—	0.01	0.30

SA Federated Corporate Bond Portfolio Class 1	0.67	0.57	—	0.10	—	—

SA Federated Corporate Bond Portfolio Class 2	0.65	0.55	—	0.10	—	—

SA Federated Corporate Bond Portfolio Class 3	0.64	0.54	—	0.10	—	—

SA Fidelity Institutional Real Estate AMSM Portfolio Class 1	1.24	0.33	0.03	0.88	—	0.80

SA Fidelity Institutional Real Estate AMSM Portfolio Class 2	1.21	0.30	0.03	0.88	—	0.80

SA Fidelity Institutional Real Estate AMSM Portfolio Class 3	1.20	0.29	0.03	0.88	—	0.80

SA Fixed Income Income Index Class 1	0.33	0.33	—	—	—	—

SA Fixed Income Income Index Class 3	0.29	0.29	—	—	—	—

SA Fixed Income Intermediate Income Index Class 1	0.23	0.23	—	—	—	—

SA Fixed Income Intermediate Income Index Class 3	0.20	0.20	—	—	—	—

SA Franklin Small Company Value Portfolio Class 1	3.52	0.24	0.29	2.99	—	77.99

SA Franklin Small Company Value Portfolio Class 3	3.45	0.17	0.29	2.99	—	77.99

SA Global Index Allocation 60/40 Portfolio Class 1	0.44	0.44	0.00	—	—	28.17

SA Global Index Allocation 60/40 Portfolio Class 3	0.39	0.39	0.00	—	—	28.17

SA Global Index Allocation 75/25 Portfolio Class 1	0.43	0.42	0.01	—	—	34.17

640

SUNAMERICA SERIES TRUST

SHAREHOLDERS TAX INFORMATION (unaudited) — (continued)

	Total Dividends	Net Investment Income	Net Short-Term Capital Gains *	Net Long-Term Capital Gains *	Return of Capital	Qualifying % for the Dividends Received Deduction

SA Global Index Allocation 75/25 Portfolio Class 3	$0.39	$0.38	$0.01	$—	$—	34.17%

SA Global Index Allocation 90/10 Portfolio Class 1	0.42	0.42	0.00	—	—	40.51

SA Global Index Allocation 90/10 Portfolio Class 3	0.37	0.37	0.00	—	—	40.51

SA Goldman Sachs Global Bond Portfolio Class 1	0.43	0.43	—	—	—	—

SA Goldman Sachs Global Bond Portfolio Class 2	0.41	0.41	—	—	—	—

SA Goldman Sachs Global Bond Portfolio Class 3	0.40	0.40	—	—	—	—

SA Goldman Sachs Multi-Asset Insights Portfolio Class 1	0.22	0.12	0.07	0.03	—	17.80

SA Goldman Sachs Multi-Asset Insights Portfolio Class 3	0.20	0.10	0.07	0.03	—	17.80

SA Index Allocation 60/40 Portfolio Class 1	0.42	0.36	0.02	0.04	—	43.99

SA Index Allocation 60/40 Portfolio Class 3	0.37	0.31	0.02	0.04	—	43.99

SA Index Allocation 80/20 Portfolio Class 1	0.46	0.38	0.03	0.05	—	54.04

SA Index Allocation 80/20 Portfolio Class 3	0.41	0.33	0.03	0.05	—	54.04

SA Index Allocation 90/10 Portfolio Class 1	0.47	0.39	0.02	0.06	—	59.38

SA Index Allocation 90/10 Portfolio Class 3	0.41	0.33	0.02	0.06	—	59.38

SA International Index Portfolio Class 1	0.25	0.23	0.01	0.01	—	—

SA International Index Portfolio Class 3	0.22	0.20	0.01	0.01	—	—

SA Invesco Growth Opportunities Portfolio Class 1	1.07	—	0.16	0.91	—	20.28

SA Invesco Growth Opportunities Portfolio Class 2	1.07	—	0.16	0.91	—	20.28

SA Invesco Growth Opportunities Portfolio Class 3	1.07	—	0.16	0.91	—	20.28

SA Invesco VCP Equity-Income Portfolio Class 1	0.79	0.43	—	0.36	—	71.56

SA Invesco VCP Equity-Income Portfolio Class 3	0.70	0.34	—	0.36	—	71.56

SA Janus Focused Growth Portfolio Class 1	1.10	—	0.17	0.93	—	47.77

SA Janus Focused Growth Portfolio Class 2	1.10	—	0.17	0.93	—	47.77

SA Janus Focused Growth Portfolio Class 3	1.10	—	0.17	0.93	—	47.77

SA JPMorgan Diversified Balanced Portfolio Class 1	1.56	0.31	0.27	0.98	—	39.50

SA JPMorgan Diversified Balanced Portfolio Class 2	1.53	0.28	0.27	0.98	—	39.50

SA JPMorgan Diversified Balanced Portfolio Class 3	1.52	0.27	0.27	0.98	—	39.50

SA JPMorgan Emerging Markets Portfolio Class 1	0.19	0.19	—	—	—	0.07

SA JPMorgan Emerging Markets Portfolio Class 2	0.17	0.17	—	—	—	0.07

SA JPMorgan Emerging Markets Portfolio Class 3	0.16	0.16	—	—	—	0.07

SA JPMorgan Equity-Income Portfolio Class 1	3.07	0.78	—	2.29	—	100.00

SA JPMorgan Equity-Income Portfolio Class 2	3.01	0.72	—	2.29	—	100.00

SA JPMorgan Equity-Income Portfolio Class 3	2.98	0.69	—	2.29	—	100.00

SA JPMorgan Global Equities Portfolio Class 1	3.62	0.43	0.69	2.50	—	22.38

SA JPMorgan Global Equities Portfolio Class 2	3.58	0.39	0.69	2.50	—	22.38

SA JPMorgan Global Equities Portfolio Class 3	3.56	0.37	0.69	2.50	—	22.38

SA JPMorgan MFS Core Bond Portfolio Class 1	0.22	0.22	—	—	—	—

SA JPMorgan MFS Core Bond Portfolio Class 2	0.20	0.20	—	—	—	—

SA JPMorgan MFS Core Bond Portfolio Class 3	0.20	0.20	—	—	—	—

SA JPMorgan Mid-Cap Growth Portfolio Class 1	2.37	—	0.51	1.86	—	15.43

SA JPMorgan Mid-Cap Growth Portfolio Class 2	2.37	—	0.51	1.86	—	15.43

SA JPMorgan Mid-Cap Growth Portfolio Class 3	2.37	—	0.51	1.86	—	15.43

641

SUNAMERICA SERIES TRUST

SHAREHOLDERS TAX INFORMATION (unaudited) — (continued)

	Total Dividends	Net Investment Income	Net Short-Term Capital Gains *	Net Long-Term Capital Gains *	Return of Capital	Qualifying % for the Dividends Received Deduction

SA Large Cap Growth Index Portfolio Class 1	$0.16	$0.12	$0.04	$—	$—	81.36%

SA Large Cap Growth Index Portfolio Class 3	0.13	0.09	0.04	—	—	81.36

SA Large Cap Index Portfolio Class 1	1.36	0.72	0.23	0.41	—	76.64

SA Large Cap Index Portfolio Class 3	1.28	0.64	0.23	0.41	—	76.64

SA Large Cap Value Index Portfolio Class 1	0.33	0.30	0.03	0.00	—	79.13

SA Large Cap Value Index Portfolio Class 3	0.28	0.25	0.03	0.00	—	79.13

SA Legg Mason BW Large Cap Value Portfolio Class 1	2.33	0.40	0.08	1.85	—	100.00

SA Legg Mason BW Large Cap Value Portfolio Class 2	2.29	0.36	0.08	1.85	—	100.00

SA Legg Mason BW Large Cap Value Portfolio Class 3	2.26	0.33	0.08	1.85	—	100.00

SA Legg Mason Tactical Opportunities Portfolio Class 1.	0.18	0.16	0.01	0.01	0.02	51.44

SA Legg Mason Tactical Opportunities Portfolio Class 3	0.15	0.13	0.01	0.01	0.02	51.44

SA MFS Blue Chip Growth Portfolio Class 1	1.10	0.06	0.09	0.95	—	85.17

SA MFS Blue Chip Growth Portfolio Class 2	1.07	0.03	0.09	0.95	—	85.17

SA MFS Blue Chip Growth Portfolio Class 3	1.06	0.02	0.09	0.95	—	85.17

SA MFS Massachusetts Investors Trust Portfolio Class 1	2.44	0.21	0.02	2.21	—	100.00

SA MFS Massachusetts Investors Trust Portfolio Class 2	2.40	0.17	0.02	2.21	—	100.00

SA MFS Massachusetts Investors Trust Portfolio Class 3	2.37	0.14	0.02	2.21	—	100.00

SA MFS Total Return Portfolio Class 1	1.53	0.42	0.05	1.06	—	49.48

SA MFS Total Return Portfolio Class 2	1.49	0.38	0.05	1.06	—	49.48

SA MFS Total Return Portfolio Class 3	1.48	0.37	0.05	1.06	—	49.48

SA Mid Cap Index Portfolio Class 1	0.41	0.10	0.09	0.22	—	40.86

SA Mid Cap Index Portfolio Class 3	0.38	0.07	0.09	0.22	—	40.86

SA Morgan Stanley International Equities Portfolio Class 1	0.38	0.13	—	0.25	—	—

SA Morgan Stanley International Equities Portfolio Class 2	0.37	0.12	—	0.25	—	—

SA Morgan Stanley International Equities Portfolio Class 3	0.35	0.10	—	0.25	—	—

SA Oppenheimer Main Street Large Cap Class 1	1.67	0.26	0.20	1.21	—	79.85

SA Oppenheimer Main Street Large Cap Class 2	1.63	0.22	0.20	1.21	—	79.85

SA Oppenheimer Main Street Large Cap Class 3	1.61	0.20	0.20	1.21	—	79.85

SA PIMCO VCP Tactical Balanced Portfolio Class 1	2.12	0.38	0.81	0.93	—	—

SA PIMCO VCP Tactical Balanced Portfolio Class 3	2.09	0.35	0.81	0.93	—	—

SA PineBridge High-Yield Bond Portfolio Class 1	0.40	0.40	—	—	—	—

SA PineBridge High-Yield Bond Portfolio Class 2	0.39	0.39	—	—	—	—

SA PineBridge High-Yield Bond Portfolio Class 3	0.38	0.38	—	—	—	—

SA Putnam International Growth and Income Portfolio Class 1	0.34	0.34	—	—	—	1.26

SA Putnam International Growth and Income Portfolio Class 2	0.32	0.32	—	—	—	1.26

642

SUNAMERICA SERIES TRUST

SHAREHOLDERS TAX INFORMATION (unaudited) — (continued)

	Total Dividends	Net Investment Income	Net Short-Term Capital Gains *	Net Long-Term Capital Gains *	Return of Capital	Qualifying % for the Dividends Received Deduction

SA Putnam International Growth and Income Portfolio Class 3	$0.30	$0.30	$—	$—	$—	1.26%

SA Schroders VCP Global Allocation Portfolio Class 1	1.22	0.32	0.55	0.35	—	7.31

SA Schroders VCP Global Allocation Portfolio Class 3	1.14	0.24	0.55	0.35	—	7.31

SA Small Cap Index Portfolio Class 1	0.49	0.08	0.12	0.29	0.00	39.13

SA Small Cap Index Portfolio Class 3	0.46	0.05	0.12	0.29	0.00	39.13

SA T. Rowe Price Asset Allocation Growth Portfolio Class 1	0.16	0.12	0.04	0.00	—	49.83

SA T. Rowe Price Asset Allocation Growth Portfolio Class 3	0.11	0.07	0.04	0.00	—	49.83

SA T. Rowe Price VCP Balanced Portfolio Class 1	1.22	0.37	0.50	0.35	0.02	14.77

SA T. Rowe Price VCP Balanced Portfolio Class 3	1.15	0.30	0.50	0.35	0.02	14.77

SA Templeton Foreign Value Portfolio Class 1	1.13	0.77	—	0.35	0.01	—

SA Templeton Foreign Value Portfolio Class 2	1.08	0.72	—	0.35	0.01	—

SA Templeton Foreign Value Portfolio Class 3	1.05	0.69	—	0.35	0.01	—

SA VCP Dynamic Allocation Portfolio Class 1	2.16	0.58	0.60	0.98	—	12.17

SA VCP Dynamic Allocation Portfolio Class 3	2.07	0.49	0.60	0.98	—	12.17

SA VCP Dynamic Strategy Portfolio Class 1	1.88	0.61	0.38	0.89	—	19.55

SA VCP Dynamic Strategy Portfolio Class 3	1.78	0.51	0.38	0.89	—	19.55

SA VCP Index Allocation Portfolio Class 1	0.33	0.31	0.01	0.01	—	3.23

SA VCP Index Allocation Portfolio Class 3	0.28	0.26	0.01	0.01	—	3.23

SA WellsCap Aggressive Growth Portfolio Class 1	3.34	—	0.47	2.87	—	15.75

SA WellsCap Aggressive Growth Portfolio Class 2	3.34	—	0.47	2.87	—	15.75

SA WellsCap Aggressive Growth Portfolio Class 3	3.34	—	0.47	2.87	—	15.75

Under the Internal Revenue Code Section 853 portfolios make an election to pass through foreign taxes paid to its shareholders. During the year ended January 31, 2019, foreign source income and foreign taxes passed through to shareholders are as follows:

	Foreign Taxes Passed Through	Foreign Source Income

SA Emerging Markets Equity Index Portfolio	$150,143	$1,456,831

SA International Index Portfolio	752,553	7,480,193

SA JPMorgan Emerging Markets Portfolio	1,028,296	11,125,817

SA Morgan Stanley International Equities Portfolio	1,001,429	8,337,833

SA Putnam International Growth and Income Portfolio	713,575	8,685,391

SA Templeton Foreign Value Portfolio	2,144,323	18,690,458

SA Global Index Allocation 60/40	12,541	73,267

SA Global Index Allocation 75/25	19,464	115,882

SA Global Index Allocation 90/10	86,182	503,130

SA Index Allocation 60/40	22,372	127,355

SA Index Allocation 80/20	70,549	398,854

SA Index Allocation 90/10	267,096	1,506,828

SA VCP Dynamic Allocation	3,194,258	25,938,672

SA VCP Dynamic Strategy	1,944,752	16,880,720

SA VCP Index Allocation	64,188	364,908

643

COMPARISONS: PORTFOLIOS VS. INDEXES

As required by the Securities and Exchange Commission, the following graphs compare the performance of a $10,000 investment in the presented SunAmerica Series Trust Portfolios to a $10,000 investment in a comparable securities index benchmark since the portfolio’s inception. Importantly, such indices represent “paper” portfolios and do not reflect the costs and expenses of actual investing. Following each graph is a discussion of portfolio performance and factors affecting performance over the year ended January 31, 2019.

The following graphs and tables show the performance of the portfolios of the SunAmerica Series Trust and include all trust expenses but no insurance company expenses associated with the variable annuity or variable life policy and no insurance company contingent deferred sales charge. It is assumed that all dividends are reinvested. No expenses are deducted from the performance of the indexes.

Market indices referenced are unmanaged. You cannot invest directly in an index. Investments in stocks and bonds are subject to risk, including stock market and interest-rate fluctuations. Investments in non-U.S. stocks are subject to additional risks, including political and social instability, differing securities regulations and accounting standards, and limited public information. Mortgage-backed securities are subject to prepayment, which can result in reinvestment of principal at lower yields. Money market instruments generally offer stability and income, but an investment in these securities, like investments in other portfolios, is not guaranteed by the U.S. government or any other entity. Lower rated high yield, high-risk securities generally involve more credit risk. These securities may also be subject to greater market price fluctuations than lower yielding, higher rated debt securities. The common stocks of medium-sized companies may be more volatile than those of larger, more established companies. Investing in real estate involves special risks, which may not be associated with investing in stocks, including possible declines in real estate values, adverse economic conditions, and changes in interest rates. Investments in small capitalization and emerging growth companies involve greater than average risk. Such securities may have limited marketability and the issuers may have limited product lines, markets and financial resources. The value of such investments may fluctuate more widely than investments in larger, more established companies. The technology industry can be significantly affected by obsolescence, short product cycles, falling prices and profits, and competition from new market participants. Funding choices that primarily invest in one sector are more volatile than those that diversify across many industry sectors and companies.

644

AllianceBernstein L.P.

SA AB Growth Portfolio — Class 1

SA AB Growth Portfolio
Average Annual Total Returns as of 1/31/19
	Class 1*	Class 2*	Class 3*
1-year	4.03%	3.85%	3.74%
5-year	14.67%	14.49%	14.38%
10-year	17.27%	17.09%	16.97%
Since Inception	10.38%	7.22%	10.07%
*	Inception date for Class 1: 2/9/93; Class 2: 7/9/01; Class 3: 9/30/02.

[1]

The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values.

Note:    The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance data quoted. Please visit www.aig.com/Annuities for performance data current to the most recent month-end.

The SA AB Growth Portfolio — Class 1 shares posted a return of 4.03% for the 12-month period ending January 31, 2019, compared to a 0.24% return for the Russell 1000 Growth Index. The U.S. equity markets were mostly down for the 12-month period ended January 31, 2019. Large cap stocks broadly outperformed small cap stocks, with the Russell 1000 Index and Russell 2000 Index down -2.17% and -3.52%, respectively. By style, growth outperformed value in the period, with the Russell 1000 Growth Index and Russell 1000 Value Index returning 0.24% and -4.81%, respectively.

Overall security selection contributed to performance, mainly due to stock selection in the healthcare, industrials, technology and materials sectors. Stock selection in the communication services sector detracted. Overall sector allocation also had a positive effect on performance for the period. Underweights to the industrials, technology and energy sectors contributed, which were partly offset by the negative effects of an underweight to real estate.

During the 12-month period ending January 31, 2019, the Portfolio’s outperformance was due in part to technology stocks, such as Xilinx, Inc., and healthcare stocks, such as medical equipment company Edwards Lifesciences Corp. and robotic surgery company Intuitive Surgical, Inc. Semiconductor company Xilinx, Inc. reported a strong fiscal third quarter toward the end of January 2019, with robust year over year revenue growth and guidance indicating potential new annual record revenues.

In contrast, the Portfolio’s lack of exposure to Amazon, underweight to Microsoft Corp. and overweight to Facebook, Inc. detracted from performance. Amazon had strong outperformance during the period, as it reported strong quarterly earnings. Microsoft Corp. surpassed market expectations on earnings and revenues during 2018. Facebook, Inc. was beset by scandal and PR crises during 2018, to the detriment of its stock price

645

AllianceBernstein L.P.

SA AB Small & Mid Cap Value Portfolio — Class 2

SA AB Small & Mid Cap Value Portfolio
Average Annual Total Returns as of 1/31/19
	Class 1*	Class 2*	Class 3*
1-year	-7.91%	-8.07%	-8.18%
5-year	7.24%	7.07%	6.95%
10-year	N/A	15.12%	14.99%
Since Inception	11.05%	9.86%	10.39%
*	Inception date for Class 1: 1/23/12; Class 2: 8/1/02; Class 3: 9/30/02.

[1]

The Russell 2500® Value Index measures the performance of small to mid-cap value segment of the U.S. equity universe. It includes Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

Note:    The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance data quoted. Please visit www.aig.com/Annuities for performance data current to the most recent month-end.

The SA AB Small & Mid Cap Value Portfolio — Class 2 shares posted a return of -8.07% for the 12-month period ending January 31, 2019, compared to a -3.78% return for the Russell 2500 Value Index.

The U.S. equity markets were mostly down for the 12-month period ended January 31, 2019. Small and mid- cap value stocks outperformed large cap value stocks, with the Russell 2500 Value Index and Russell 1000 Value Index down -3.78% and -4.81%, respectively, for the period. Within the small- and mid- cap space, growth outperformed value in the period, with the Russell 2500 Growth Index and Russell 2500 Value Index declining -1.37% and -3.78%, respectively. In terms of sector performance within the benchmark, energy was the biggest underperformer for the period, followed by materials and industrials. In contrast, the communication services and utilities sectors were the top performers.

Stock selection in the financials, materials and consumer-discretionary sectors detracted from relative performance, along with underweights to real estate and utilities and overweights to energy and industrials. Stock selection in healthcare and real estate, along with an overweight to technology, contributed.

One of the leading detractors from performance in the period was Signet Jewelers. The company, which operates jewelry chains such as Zales, Kay and Jared, reported disappointing same-store holiday sales due to heightened competition.

The leading contributor to performance in the period was Molina Healthcare, a managed-care company providing healthcare services for Medicaid. Its shares rose sharply after the company reported second quarter 2018 earnings with improved profitability from first quarter 2018 and increased fiscal year 2018 guidance.

646

BlackRock Investment, LLC

SA BlackRock VCP Global Multi Asset Portfolio — Class 3

SA BlackRock VCP Global Multi Asset Portfolio
Average Annual Total Returns as of 1/31/19
	Class 1*	Class 3*
1-year	-3.95%	-4.24%
5-year	N/A	N/A
10-year	N/A	N/A
Since Inception	3.74%	4.92%
*	Inception date for Class 1: 9/26/16; Class 3: 1/25/16.
[1]

The S&P 500® Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

[2]

The MSCI EAFE® Index (net) measures the performance of companies representative of the market structure of 21 countries in Europe, Australasia and the Far East. The net index approximates the minimum possible dividend reinvestment and assumes that the dividend is reinvested after the deduction of withholding tax, applying the rate to nonresident individuals who do not benefit from double taxation treaties.

[3]	The Bloomberg Barclays U.S. Treasury 7-10 year Index measures US dollar-denominated, fixed rate, nominal debt issued by the U.S. Treasury.
[4]	The Blended Index consists 45% Bloomberg Barclays U.S. Treasury 7-10 year Index, 27.5% S&P 500® Index and 27.5% MSCI EAFE Index (net).

Note:    The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance data quoted. Please visit www.aig.com/Annuities for performance data current to the most recent month-end.

The SA BlackRock VCP Global Multi Asset Portfolio — Class 3 shares posted a return of -4.24% for the 12-month period ending January 31, 2019, compared to -2.32% for the S&P 500® Index, -12.51% for the MSCI EAFE Index (net), and 3.90% for the Bloomberg Barclays U.S Treasury 7-10 Year Index. The blended benchmark of 27.5% S&P 500® Index / 27.5% MSCI EAFE Index (net) / 45% Bloomberg Barclays U.S Treasury 7-10 Year Index returned -2.22%.

Active performance was driven by a combination of tactical asset allocation views and volatility control decisions. Tactical asset allocation added to performance over the year. The Portfolio’s fixed income positioning expressed with an underweight to U.S. Treasuries aided results as yields rose over most of the period. Additionally, the Portfolio’s underweight to the euro and overweight to European equities at the beginning of the year boosted returns as the euro depreciated and European equities outperformed their U.S. peers. In terms of detractors, the Portfolio’s overweight to the Australian dollar detracted from performance as the Australian dollar weakened during the period.

Volatility control management overall detracted for the year. Equity exposure of the Portfolio was reduced during December 2018 and the beginning of January 2019 due to the Portfolio’s volatility control process. This detracted from performance after U.S. equities rallied in January.

The Portfolio used derivatives to adjust equity and fixed income risk during the period. Overall, the Portfolio’s use of interest rate futures and put options positively impacted performance, while the use of equity futures detracted from performance.

647

Columbia Management Investment Advisors, LLC

SA Columbia Technology Portfolio — Class 1

SA Columbia Technology Portfolio
Average Annual Total Returns as of 1/31/19
	Class 1*	Class 2*	Class 3*
1-year	-2.36%	-2.42%	-2.62%
5-year	17.61%	17.42%	17.29%
10-year	18.21%	18.08%	17.96%
Since Inception	-1.02%	4.01%	10.59%
*	Inception date for Class 1: 7/5/00; Class 2: 7/9/01; Class 3: 9/30/02.

[1]	The Nasdaq Composite Index includes over 4,000 companies and measures all Nasdaq domestic and international based common type stocks listed on The Nasdaq Stock Market.
[2]	The MSCI World Information Technology Index is a capitalization weighted index that monitors the performance of information technology stocks from around the world.

Note:    The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance data quoted. Please visit www.aig.com/Annuities for performance data current to the most recent month-end.

The SA Columbia Technology Portfolio — Class 1 shares posted a return of -2.36% for the 12-month period ending January 31, 2019, compared to a -2.41% return for the MSCI World Information Technology Index and a -0.68% return for the Nasdaq Composite Index.

Using the GICs Sectors of the S&P 500® and the MSCI EAFE indices as proxies for domestic and international markets, the information technology sector returns were among the better performing sectors relative to other sectors of the market, and outperformed the returns of these broader indices for the measured period.

Allocation decisions more so than security selection was the driver to relative outperformance. From a sector perspective, the Portfolio’s relative underweight to the communication services sector and cash position contributed to relative performance, while security selection within the information technology sector detracted. From an industry perspective, relative underweights in the interactive media & services, entertainment and electronic equipment industries and stock selection in semiconductors and electronic equipment industries contributed to returns; while stock selection in hardware and an underweight in information technology services detracted from relative returns.

Stock positions that were among the top contributors to performance included Integrated Device Technology and Broadcom, both of which posted double digit positive returns, while Western Digital, Applied Materials and Teradyne were among the largest detractors from the Portfolio’s performance as they posted double digit declines for the period. From a country standpoint, a relative underweight to Japan contributed to returns, while an overweight to China and security selection in the United States detracted from relative returns for the period.

648

Dimensional Fund Advisers L.P.

SA DFA Ultra Short Bond Portfolio — Class 1

SA DFA Ultra Short Bond Portfolio
Average Annual Total Returns as of 1/31/19
	Class 1*	Class 2*	Class 3*
1-year	1.90%	1.68%	1.56%
5-year	0.40%	0.24%	0.14%
10-year	0.09%	-0.06%	-0.16%
Since Inception	2.22%	0.88%	0.71%
*	Inception date for Class 1: 2/9/93; Class 2: 7/9/01; Class 3: 9/30/02.

[1]

Effective May 1, 2016, the Portfolio added its benchmark index, the ICE BofA Merrill Lynch 6-Month U.S. Treasury Bill Index. The ICE BofA Merrill Lynch 6-Month U.S. Treasury Bill Index is comprised of a single issue purchased at beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. Performance for periods prior to May 1, 2016 reflects results when the Portfolio was managed as a money market fund. As a result, prior to May 1, 2016, the Portfolio did not have a benchmark index.

[2]

The ICE BofA Merrill Lynch 6-Month U.S. Treasury Bill Index is comprised of a single issue purchased at beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue.

(Note: The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance data quoted. Please visit www.aig.com/Annuities for performance data current to the most recent month-end.

The SA DFA Ultra Short Bond Portfolio — Class 1 shares posted a return of 1.90% for the 12-month period ending January 31, 2019, compared to a 2.04% return for the ICE BofA Merrill Lynch 6-Month U.S. Treasury Bill Index.

The U.S. Treasury yield curve flattened during the period, indicating smaller expected term premiums. As such, the Portfolio modestly shortened its weighted average maturity but still maintained an average maturity longer than that of the benchmark. Realized term premiums were slightly positive along the short end of the yield curve; the 1-Month U.S. Treasury Bill returned 1.90%, while the 6-Month U.S. Treasury Bill returned 2.04% for the period.

Over the course of the period, the Portfolio maintained an allocation to longer-dated securities relative to the 6-Month U.S. Treasury Bill benchmark. In general, the Portfolio’s allocation to longer-dated securities contributed positively to relative performance. Relative to the U.S. Treasury-only benchmark, the Portfolio’s exposure to corporate bonds and floating-rate notes also contributed positively. Conversely, the Portfolio’s exposure to certain securities with less than 6-months to maturity detracted from relative performance during a period of positive realized term premiums.

649

SunAmerica Asset Management, LLC

SA Dogs of Wall Street Portfolio — Class 1

SA Dogs of Wall Street Portfolio
Average Annual Total Returns as of 1/31/19
	Class 1*	Class 2*	Class 3*
1-year	1.89%	1.72%	1.64%
5-year	11.85%	11.67%	11.56%
10-year	16.98%	16.79%	16.68%
Since Inception	7.42%	8.81%	10.10%
*	Inception date for Class 1: 4/1/98; Class 2: 7/9/01; Class 3: 9/30/02.

[1]

The S&P 500® Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

Note:    The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance data quoted. Please visit www.aig.com/Annuities for performance data current to the most recent month-end.

The SA Dogs of Wall Street Portfolio — Class 1 shares posted a return of 1.89% for the 12-month period ending January 31, 2019, compared to a -2.32% return for the S&P 500® Index.

The SA Dogs of Wall Street is a rules-based quantitative fund. Stock selections are based on quantitative methods and reconstituted quarterly. The Portfolio’s quantitative model seeks out high quality individual stocks paying above-market-average dividend yields that meet its capitalization, independent ranking and other criteria.

Factors driving outperformance during the past fiscal year included the Portfolio’s positioning in the consumer staples group, underweight exposure to financials, underweight exposure and stock selection in the telecom group, and sector investments among industrials and materials companies.

While overweight exposure to consumer discretionary was beneficial, it was more than offset by stock selection in the group. The Portfolio’s lack of exposure to the real estate and utilities groups also detracted from performance, as did underweight allocations to technology and healthcare. Not owning Amazon.com, Inc. or Microsoft Corporation also negatively impacted results.

In terms of individual holdings, Hormel Foods Corporation, Fastenal Company, W.W. Grainger, Inc., Automatic Data Processing, Inc., and Pfizer Inc. led the list of top relative performers for the period. On the other hand, notable laggards included Gap, Inc., General Mills, Inc., Lockheed Martin Corporation, CVS Health Corporation, and International Business Machines Corporation.

Currently, the Portfolio maintains overweight exposure to the industrials and consumer staples groups, and is most underweight financials and technology.

At fiscal year-end, the average yield of the Portfolio holdings was 2.94% compared to 1.99% average yield of the S&P 500® constituents.

650

SunAmerica Asset Management, LLC

SA Emerging Markets Equity Index Portfolio@ — Class 1

SA Emerging Markets Equity Index Portfolio
Average Annual Total Returns as of 1/31/19
	Class 1*	Class 3*
1-year	N/A	N/A
5-year	N/A	N/A
10-year	N/A	N/A
Since Inception	-5.01%+	-5.24%	+
*	Inception date for Class 1: 5/1/18; Class 3: 5/1/18
+	Cumulative return. Portfolio in existence for less than one year.

[1]

The MSCI Emerging Markets Index (net) measures the performance of companies representative of the market structure of 24 emerging economies. The MSCI Emerging Markets Index (net) excludes closed markets and those shares in otherwise free markets which are not purchasable by foreigners. The net index approximates the minimum possible dividend reinvestment and assumes that the dividend is reinvested after the deduction of withholding tax, applying the rate to nonresident individuals who do not benefit from double taxation treaties.

Note:    The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance data quoted. Please visit www.aig.com/Annuities for performance data current to the most recent month-end.

The SA Emerging Markets Equity Index Portfolio — Class 1 shares posted a return of -5.01% for the May 1, 2018 (fund inception) to January 31, 2019 period, compared to a -7.98% return for the MSCI Emerging Markets Index (net).

The SA Emerging Markets Equity Index Portfolio was launched on May 1, 2018. The Portfolio is passively managed to match the MSCI Emerging Markets Index (net) before expenses. For the nine-month period from inception through January 31, 2019, domestic stock market outperformed international markets as the S&P 500® and Russell 1000 advanced 3.67% and 3.56%, respectively, while the MSCI All Country World ex-U.S. and MSCI EAFE returned -8.08% and -8.78%, respectively.

In terms of contribution, Alibaba Group Holding Ltd. ADR (China), Banco Bradesco SA Pfd (Brazil), Itau Unibanco Holding SA Pfd (Brazil), LUKOIL PJSC ADR (Russia), and China Mobile Limited (Hong Kong) were top absolute performers during the reporting period. At the other end of the spectrum, Tencent Holdings Ltd. (Hong Kong), Baidu, Inc. Sponsored ADR Class A (China), China Construction Bank Corporation Class H (Hong Kong), Hon Hai Precision Industry Co., Ltd. (Taiwan), and MTN Group Limited (South Africa) were the principal detractors.

The Portfolio utilizes ETFs and index futures to equitize cash. Both are designed to provide returns similar to that of the portfolio’s benchmark. The use of index futures detracted from performance.

@	See Note 1

651

Federated Investment Management Company

SA Federated Corporate Bond Portfolio — Class 1

SA Federated Corporate Bond Portfolio
Average Annual Total Returns as of 1/31/19
	Class 1*	Class 2*	Class 3*
1-year	0.62%	0.43%	0.34%
5-year	3.64%	3.48%	3.39%
10-year	7.53%	7.37%	7.27%
Since Inception	6.10%	6.18%	6.11%
*	Inception date for Class 1: 7/1/93; Class 2: 7/9/01; Class 3: 9/30/02.

[1]

The Bloomberg Barclays U.S. Credit Index is a broad measure of the U.S. investment grade corporate bond market that includes all publicly issued, fixed rate, nonconvertible investment grade, dollar-denominated, SEC-registered corporate debt.

[2]	The Blended Index consists of 75% Bloomberg Barclays U.S. Credit Index and 25% the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index.
[3]

The Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index is an unmanaged index which covers the universe of U.S. dollar denominated, non-convertible, fixed rate, non-investment grade debt. The index limits the maximum exposure to any one issuer to 2%. Index holdings must have at least one year to final maturity, at least $150 million par amount outstanding, and be publicly issued with a rating of Ba1 or lower.

Note:    The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance data quoted. Please visit www.aig.com/Annuities for performance data current to the most recent month-end.

The SA Federated Corporate Bond Portfolio — Class 1 shares posted a return of 0.62% for the 12-month period ending January 31, 2019, compared to a 0.94% return for the Bloomberg Barclays U.S. Credit Index, a 1.73% return for the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index, and a 1.16% return by the blended benchmark (75% Bloomberg Barclays U.S. Credit Index/25% Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index).

Sector allocation was a negative contributor, with most of the negative contribution coming from minimal exposure to the non-corporate sectors of the index. Individual security selection was a slight negative contributor. Negative contributors included positions in British American Tobacco, WPP Plc, Acosta Holdings and Ford Motor Company.

The Portfolio had an overweight position in the high yield asset class, which was a positive contributor to period performance. Positive yield curve positioning contribution was achieved via underweight positions to the short- and long-part of the credit curve. Additional positive contribution was derived from the short duration positioning relative to the benchmark during the period. Positive selection contributors included positions in Petroleos Mexicanos, General Electric, CVS Health Corporation, and Bausch Health Companies.

The use of derivatives as a tool to express the Portfolio’s overall duration and yield curve positioning had a positive absolute contribution to performance.

652

FIAM LLC (f/k/a Pyramis® Global Advisors, LLC)

SA Fidelity Institutional AMSM Real Estate Portfolio@ — Class 1

SA Fidelity Institutional AMSM Real Estate Portfolio
Average Annual Total Returns as of 1/31/19
	Class 1*	Class 2*	Class 3*
1-year	8.66%	8.57%	8.43%
5-year	8.78%	8.63%	8.50%
10-year	13.27%	13.10%	12.98%
Since Inception	8.06%	8.72%	8.99%
*	Inception date for Class 1: 6/2/97; Class 2: 7/9/01; Class 3: 9/30/02.

[1]	The FTSE NAREIT Equity REITs Index is a free-floated adjusted, market capitalization-weighted index of U.S. Equity REITs.

Note:    The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance data quoted. Please visit www.aig.com/Annuities for performance data current to the most recent month-end.

The SA Fidelity Institutional AM® Real Estate Portfolio — Class 1 shares posted a return of 8.66% for the 12-month period ending January 31, 2019, compared to a 11.23% return for the FTSE NAREIT Equity REITs Index.

The fundamental backdrop for REITs has remained generally favorable during a period where the market has remained firm with relatively low inflation. In a steady labor market REIT-owned occupancy rates remain high reaching 94%, while commercial real estate new supply has remained below historical averages.

For the prior twelve months, security selection was negative while sector selection was positive to Portfolio performance. Strong security selection in industrials and apartments along with strong sector selection in free standing boosted these sectors as top relative contributors. Offsetting this was weak security and sector selection in the lodging resorts, data centers and health care sectors.

Among individual stocks, an overweight position in National Retail Properties, Inc., CareTrust REIT, Inc. and Americold Realty Trust were the leading contributors to relative Portfolio performance. An overweight in Equinix, Inc. and Urban Edge Properties along with not owning Realty Income Corp. were the leading detractors from relative Portfolio performance for the period.

@	See Note 1

653

SunAmerica Asset Management, LLC

SA Fixed Income Index Portfolio — Class 1

SA Fixed Income Index Portfolio
Average Annual Total Returns as of 1/31/19
	Class 1*	Class 3*
1-year	1.66%	1.41%
5-year	N/A	N/A
10-year	N/A	N/A
Since Inception	1.59%	1.32%
*	Inception date for Class 1: 2/6/17; Class 3: 2/6/17.

[1]

The Bloomberg Barclays U.S. Government/ Credit Bond Index is a broad-based measure of the non-securitized component of U.S. Aggregate Index that includes investment grade, US denominated, fixed rate Treasuries, government-related and corporate securities.

Note:    The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance data quoted. Please visit www.aig.com/Annuities for performance data current to the most recent month-end.

The SA Fixed Income Index Portfolio — Class 1 shares posted a return of 1.66% for the 12-month period ending January 31, 2019, compared to a 1.93% return for the Bloomberg Barclays U.S. Government/Credit Bond Index.

The Portfolio’s holdings within corporates were concentrated in the short end and the long end of the curve. Across the different sectors within corporates, all the holdings in the 10+year bucket negatively contributed to performance and had a negative return. The industrial sector had the worst performance in the Portfolio, returning 1.02%. Out of the corporate holdings, the financial institution sector had the best return.

The Portfolio’s Treasury holdings returned 3.09% versus the benchmark’s 3.03%. The Portfolio’s holdings in Treasuries were barbelled with the majority of the weight at the front end of the curve and the long end of the curve with the belly having the lowest weights. The position in the 10+ year bucket positively contributed to performance and outperformed the benchmark. The holdings in the front end of the curve, while positively contributing to performance, had the lowest returns out of the Treasury maturity buckets. The Portfolio’s holdings in the one to three year bucket underperformed the benchmark.

The Portfolio was overweight agencies versus the benchmark which positively contributed to performance. The Portfolio was underweight all other sectors held by the benchmark and in aggregate that also positively contributed to performance.

The Portfolio held the majority of its agency positions in the front end of the curve, which positively contributed to performance. Holdings maturing under a year underperformed the benchmark. The Portfolio was overweight in the maturity bucket by 0.67% and having the overweight position in that maturity range detracted from the performance. The 10+ year maturity bucket had the best return within the agency positions and returned 5.06% while also outperforming the benchmark.

The Portfolio does not invest in municipal bonds, foreign sovereign bonds, or supranational bonds. Those three assets have the lowest weight in the benchmark and all had positive returns. The Portfolio detracted from its performance by not investing in those assets as they all had positive returns for the period.

654

SunAmerica Asset Management, LLC

SA Fixed Income Intermediate Index Portfolio — Class 1

SA Fixed Income Intermediate Index Portfolio
Average Annual Total Returns as of 1/31/19
	Class 1*	Class 3*
1-year	2.32%	2.03%
5-year	N/A	N/A
10-year	N/A	N/A
Since Inception	0.67%	0.46%
*	Inception date for Class 1: 10/6/17; Class 3: 10/6/17.

[1]

The Bloomberg Barclays U.S. Intermediate Government/ Credit Bond Index measures the performance of U.S. Dollar denominated U.S. Treasuries, government-related and investment grade U.S. corporate securities that have a remaining maturity of greater than one year and less than ten years.

Note:    The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance data quoted. Please visit www.aig.com/Annuities for performance data current to the most recent month-end.

The SA Fixed Income Intermediate Index Portfolio — Class 1 shares posted a return of 2.32% for the 12-month period ending January 31, 2019, compared to a 2.66% return for the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index.

The Portfolio was overweight agencies and corporates versus the benchmark. While the overweight position in corporates positively contributed to performance, the overweight position in agencies did not. Agencies underperformed the benchmark. The Portfolio was underweight all other assets held by the benchmark.

The Portfolio’s Treasury holdings returned 3.10% versus the benchmark’s 2.99%. The Portfolio’s holdings in Treasuries were mainly in the front end of the curve. The overweight position in the one year maturity bucket positively contributed to performance and outperformed versus the benchmark. The Portfolio was underweight in the remaining maturity buckets. The five to seven and seven to ten maturity buckets underperformed the benchmark.

The Portfolio was overweight corporates for the period. More specifically, the Portfolio was overweight corporates in the industrial sector and that sector underperformed the benchmark. The Portfolio was underweight in the financial institution and utility sectors and both outperformed the benchmark returning 2.81% and 1.70%, respectively. The utility sector, while outperforming had the worst performance in the Portfolio returning 1.70%. The Portfolio held all of its utility positions in the seven to ten year maturity bucket, which caused the Portfolio to be overweight in that maturity bucket versus the benchmark.

The Portfolio held the majority of its agency positions between one and five years. This positioning detracted from performance as those maturity buckets not only underperformed the benchmark but also didn’t perform as well as others. The best performing maturity range within the Portfolio’s agency assets was the five to ten year range. Those holdings outperformed the benchmark and also had the highest returns across the agency holdings.

The Portfolio does not invest in municipal bonds, foreign sovereign bonds, or supranational bonds. Those three assets have the lowest weights in the benchmark and all had positive returns. The Portfolio detracted from its performance by not investing in those assets as they all had substantial returns for the period.

655

Franklin Advisory Services, LLC

SA Franklin Small Company Value Portfolio@ — Class 1

SA Franklin Small Company Value Portfolio
Average Annual Total Returns as of 1/31/19
	Class 1*	Class 3*
1-year	-5.24%	-5.39%
5-year	5.97%	5.73%
10-year	14.14%	13.87%
Since Inception	8.84%	6.53%
*	Inception date for Class 1: 12/14/98; Class 3: 9/13/05.

[1]	The Russell 2000® Value Index measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values.

Note:    The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance data quoted. Please visit www.aig.com/Annuities for performance data current to the most recent month-end.

The SA Franklin Small Company Value Portfolio — Class 1 shares posted a return of -5.24% for the 12-month period ending January 31, 2019, compared to a -4.51% return for the Russell 2000 Value Index.

The global economy generally expanded during the reporting period. Global developed and emerging market stocks were aided at certain points by higher crude oil prices, upbeat economic data, easing trade tensions in some regions, encouraging corporate earnings and the U.S. Federal Reserve’s indications of a cautious approach to its monetary policy decisions. However, various factors hurt global markets overall, including concerns about tighter regulation of technology companies, political uncertainties in the U.S. and the European Union, and major central banks’ interest-rate path and unwinding of monetary stimulus measures. Markets were further pressured by U.S. trade disputes with its allies and China.

Relative to the benchmark, stock selection in the financials sector hurt Portfolio performance. The leading financials sector detractors were First Horizon National and Chemical Financial. An underweight exposure and stock selection in the real estate sector hampered relative results, led by Brandywine Realty Trust. An overweight exposure in the industrials sector, as well as a combination of stock selection and an overweight exposure in the consumer staples sector, detracted. Elsewhere, Astec Industries and Thor Industries were also notable drags on relative performance.

Conversely, stock selection and an overweight in the energy sector aided the Portfolio’s relative performance. Energen was a notable contributor. Stock selection in the materials and health care sectors boosted performance. OceanaGold and STERIS were among the top performers within the two sectors, respectively. Elsewhere, Zebra Technologies, and Esterline Technologies were major contributors to Portfolio performance.

@	See Note 1

656

SunAmerica Asset Management, LLC

SA Global Index Allocation 60/40 Portfolio@ — Class 3

SA Global Index Allocation 60/40 Portfolio
Average Annual Total Returns as of 1/31/19
	Class 1*		Class 3*
1-year	N/A		N/A
5-year	N/A		N/A
10-year	N/A		N/A
Since Inception	-0.73%	+	-0.94%	+
*	Inception date for Class 1: 5/1/18; Class 3: 5/1/18.
+	Cumulative return. Portfolio in existence for less than one year.
[1]

The S&P 500® Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

[2]	The Russell 2000 Index the performance of the 2,000 smallest companies in the Russell 3000® and is widely recognized as representative of small-cap stocks.
[3]

The S&P MidCap 400® Index is an index of the stocks of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index, with each stock’s percentage in the Index in proportion to its market value.

[4]

The MSCI EAFE® Index (net) measures the performance of companies representative of the market structure of 21 countries in Europe, Australasia and the Far East. The net index approximates the minimum possible dividend reinvestment and assumes that the dividend is reinvested after the deduction of withholding tax, applying the rate to nonresident individuals who do not benefit from double taxation treaties.

[5]

The Bloomberg Barclays U.S. Government/ Credit Bond Index is a broad-based measure of the non-securitized component of U.S. Aggregate Index that includes investment grade, US denominated, fixed rate Treasuries, government-related and corporate securities.

[6]

The Bloomberg Barclays U.S. Intermediate Government/ Credit Bond Index measures the performance of U.S. Dollar denominated U.S. Treasuries, government-related and investment grade U.S. corporate securities that have a remaining maturity of greater than one year and less than ten years.

[7]

The MSCI Emerging Markets Index (net) measures the performance of companies representative of the market structure of 24 emerging economies. The MSCI Emerging Markets Index (net) excludes closed markets and those shares in otherwise free markets which are not purchasable by foreigners. The net index approximates the minimum possible dividend reinvestment and assumes that the dividend is reinvested after the deduction of withholding tax, applying the rate to nonresident individuals who do not benefit from double taxation treaties.

[8]

The Blended Index is comprised of 23% S&P 500® Index, 5% S&P MidCap 400 Index, 2% Russell 2000 Index, 27% MSCI EAFE Index (net), 3% MSCI Emerging Markets Index, 20% Bloomberg Barclays U.S. Government / Credit Bond Index and 20% Bloomberg Barclays U.S. Intermediate Government /Credit Bond Index.

@	See Note 1

657

SunAmerica Asset Management, LLC

SA Global Index Allocation 60/40 Portfolio@ — Class 3

Note:    The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance data quoted. Please visit www.aig.com/Annuities for performance data current to the most recent month-end.

The SA Global Index Allocation 60/40 Portfolio — Class 3 shares posted a return of -0.94% for the May 1, 2018 (fund inception) to January 31, 2019 period, compared to a 3.67% return for the S&P 500® Index, a -0.76% for the S&P Midcap 400® Index, a -1.77% for the Russell 2000 Index, -8.78% for the MSCI EAFE Index (net), a -7.98% for the MSCI Emerging Markets Index (net), a 3.25% for the Bloomberg Barclays U.S. Government/Credit Bond Index, a 3.30% for the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index and a -0.37% return for the Blended Index consisting of 23% S&P 500® Index, 5% S&P MidCap 400® Index, 2% Russell 2000 Index, 27% MSCI EAFE Index (net), 3% MSCI Emerging Markets Index (net), 20% Bloomberg Barclays U.S. Government/Credit Bond Index, 20% Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index.

The SA Global Index Allocation 60/40 Portfolio was launched on May 1, 2018 as a fund-of-funds investing in equity and fixed income indexed portfolios.

The Portfolio underperformed the Blended Index due to negative results from asset allocation as well as underperformance of the underlying index portfolios relative to their benchmarks after fees. The Portfolio’s equity and fixed income exposures were close to the benchmarks on average during the period, with a small overweight to equities.

This led to underperformance relative to the Blended Index as equities fell sharply late in 2018 while fixed income markets generally rose. Within equities, the allocations between underlying equity portfolios detracted from performance versus the Blended Index.

@	See Note 1

658

SunAmerica Asset Management, LLC

SA Global Index Allocation 75/25 Portfolio@ — Class 3

SA Global Index Allocation 75/25 Portfolio
Average Annual Total Returns as of 1/31/19
	Class 1*		Class 3*
1-year	N/A		N/A
5-year	N/A		N/A
10-year	N/A		N/A
Since Inception	-1.72%	+	-1.86%	+
*	Inception date for Class 1: 5/1/18; Class 3: 5/1/18.
+	Cumulative return. Portfolio in existence for less than one year.
[1]

The S&P 500® Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

[2]	The Russell 2000 Index the performance of the 2,000 smallest companies in the Russell 3000® and is widely recognized as representative of small-cap stocks.
[3]

The S&P MidCap 400® Index is an index of the stocks of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index, with each stock’s percentage in the Index in proportion to its market value.

[4]

The MSCI EAFE® Index (net) measures the performance of companies representative of the market structure of 21 countries in Europe, Australasia and the Far East. The net index approximates the minimum possible dividend reinvestment and assumes that the dividend is reinvested after the deduction of withholding tax, applying the rate to nonresident individuals who do not benefit from double taxation treaties.

[5]

The Bloomberg Barclays U.S. Government/ Credit Bond Index is a broad-based measure of the non-securitized component of U.S. Aggregate Index that includes investment grade, US denominated, fixed rate Treasuries, government-related and corporate securities.

[6]

The Bloomberg Barclays U.S. Intermediate Government/ Credit Bond Index measures the performance of U.S. Dollar denominated U.S. Treasuries, government-related and investment grade U.S. corporate securities that have a remaining maturity of greater than one year and less than ten years.

[7]

The MSCI Emerging Markets Index (net) measures the performance of companies representative of the market structure of 24 emerging economies. The MSCI Emerging Markets Index (net) excludes closed markets and those shares in otherwise free markets which are not purchasable by foreigners. The net index approximates the minimum possible dividend reinvestment and assumes that the dividend is reinvested after the deduction of withholding tax, applying the rate to nonresident individuals who do not benefit from double taxation treaties.

[8]

The Blended Index is comprised of 28% S&P 500® Index, 6% S&P MidCap 400 Index, 4% Russell 2000 Index, 32% MSCI EAFE Index (net), 5% MSCI Emerging Markets Index, 12.5% Bloomberg Barclays U.S. Government / Credit Bond Index and 12.5% Bloomberg Barclays U.S. Intermediate Government /Credit Bond Index.

@	See Note 1

659

SunAmerica Asset Management, LLC

SA Global Index Allocation 75/25 Portfolio@ — Class 3

Note:    The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance data quoted. Please visit www.aig.com/Annuities for performance data current to the most recent month-end.

The SA Global Index Allocation 75/25 Portfolio — Class 3 shares posted a return of -1.86% for the May 1, 2018 (fund inception) to January 31, 2019 period, compared to a 3.67% return for the S&P 500® Index, a -0.76% for the S&P Midcap 400® Index, a -1.77% for the Russell 2000 Index, -8.78% for the MSCI EAFE Index (net), a -7.98% for the MSCI Emerging Markets Index (net), a 3.25% for the Bloomberg Barclays U.S. Government/Credit Bond Index, a 3.30% for the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index and a -1.35% return for the Blended Index consisting of 28% S&P 500® Index, 6% S&P MidCap 400® Index, 4% Russell 2000 Index, 32% MSCI EAFE Index (net), 5% MSCI Emerging Markets Index (net), 12.5% Bloomberg Barclays U.S. Government/Credit Bond Index, 12.5% Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index.

The SA Global Index Allocation 75/25 Portfolio was launched on May 1, 2018 as a fund-of-funds investing in equity and fixed income indexed portfolios.

The Portfolio underperformed the Blended Index due to negative results from asset allocation as well as underperformance of the underlying index portfolios relative to their benchmarks after fees. The Portfolio’s equity and fixed income exposures were close to the benchmarks on average during the period, with a small overweight to equities.

This led to underperformance relative to the Blended Index as equities fell sharply late in 2018 while fixed income markets generally rose. Within equities, the allocations between underlying equity portfolios detracted from performance versus the Blended Index.

@	See Note 1

660

SunAmerica Asset Management, LLC

SA Global Index Allocation 90/10 Portfolio@ — Class 3

SA Global Index Allocation 90/10 Portfolio
Average Annual Total Returns as of 1/31/19
	Class 1*		Class 3*
1-year	N/A		N/A
5-year	N/A		N/A
10-year	N/A		N/A
Since Inception	-2.87%	+	-3.01%	+
*	Inception date for Class 1: 5/1/18; Class 3: 5/1/18.
+	Cumulative return. Portfolio in existence for less than one year.
[1]

The S&P 500® Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

[2]	The Russell 2000 Index the performance of the 2,000 smallest companies in the Russell 3000® and is widely recognized as representative of small-cap stocks.
[3]

The S&P MidCap 400® Index is an index of the stocks of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index, with each stock’s percentage in the Index in proportion to its market value.

[4]

The MSCI EAFE® Index (net) measures the performance of companies representative of the market structure of 21 countries in Europe, Australasia and the Far East. The net index approximates the minimum possible dividend reinvestment and assumes that the dividend is reinvested after the deduction of withholding tax, applying the rate to nonresident individuals who do not benefit from double taxation treaties.

[5]

The Bloomberg Barclays U.S. Government/ Credit Bond Index is a broad-based measure of the non-securitized component of U.S. Aggregate Index that includes investment grade, US denominated, fixed rate Treasuries, government-related and corporate securities.

[6]

The Bloomberg Barclays U.S. Intermediate Government/ Credit Bond Index measures the performance of U.S. Dollar denominated U.S. Treasuries, government-related and investment grade U.S. corporate securities that have a remaining maturity of greater than one year and less than ten years.

[7]

The MSCI Emerging Markets Index (net) measures the performance of companies representative of the market structure of 24 emerging economies. The MSCI Emerging Markets Index (net) excludes closed markets and those shares in otherwise free markets which are not purchasable by foreigners. The net index approximates the minimum possible dividend reinvestment and assumes that the dividend is reinvested after the deduction of withholding tax, applying the rate to nonresident individuals who do not benefit from double taxation treaties.

[8]

The Blended Index is comprised of 32% S&P 500® Index, 8% S&P MidCap 400 Index, 5% Russell 2000 Index, 40% MSCI EAFE Index (net), 5% MSCI Emerging Markets Index, 5% Bloomberg Barclays U.S. Government / Credit Bond Index and 5% Bloomberg Barclays U.S. Intermediate Government /Credit Bond Index.

Note:    The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance data quoted. Please visit www.aig.com/Annuities for performance data current to the most recent month-end.

@	See Note 1

661

SunAmerica Asset Management, LLC

SA Global Index Allocation 90/10 Portfolio@ — Class 3

The SA Global Index Allocation 90/10 Portfolio — Class 3 shares posted a return of -3.01% for the May 1, 2018 (fund inception) to January 31, 2019 period, compared to a 3.67% return for the S&P 500® Index, a -0.76% for the S&P Midcap 400® Index, a -1.77% for the Russell 2000 Index, -8.78% for the MSCI EAFE Index (net), a -7.98% for the MSCI Emerging Markets Index (net), a 3.25% for the Bloomberg Barclays U.S. Government/Credit Bond Index, a 3.30% for the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index and a -2.50% return for the Blended Index consisting of 32% S&P 500® Index, 8% S&P MidCap 400® Index, 5% Russell 2000 Index, 40% MSCI EAFE Index (net), 5% MSCI Emerging Markets Index (net), 5% Bloomberg Barclays U.S. Government/Credit Bond Index, 5% Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index.

The SA Global Index Allocation 90/10 Portfolio was launched on May 1, 2018 as a fund-of-funds investing in equity and fixed income indexed portfolios.

The Portfolio underperformed the Blended Index due to negative results from asset allocation as well as underperformance of the underlying index portfolios relative to their benchmarks after fees. The Portfolio’s equity and fixed income exposures were close to the benchmarks on average during the period, with a small overweight to equities.

This led to underperformance relative to the Blended Index as equities fell sharply late in 2018 while fixed income markets generally rose. Within equities, the allocations between underlying equity portfolios detracted from performance versus the Blended Index.

@	See Note 1

662

Goldman Sachs Asset Management International

SA Goldman Sachs Global Bond Portfolio — Class 1

SA Goldman Sachs Portfolio
Average Annual Total Returns as of 1/31/19
	Class 1*	Class 2*	Class 3*
1-year	-2.27%	-2.37%	-2.48%
5-year	0.51%	0.36%	0.25%
10-year	2.69%	2.53%	2.42%
Since Inception	4.74%	3.48%	3.29%
*	Inception date for Class 1: 7/1/93; Class 2: 7/9/01; Class 3: 9/30/02.

[1]

The JPMorgan Global Government Bond (unhedged) Index is a total return, market capitalization weighted index, rebalanced monthly consisting of the following countries: Australia, Germany, Spain, Belgium, Italy, Sweden, Canada, Japan, United Kingdom, Denmark, Netherlands, United States and France.

Note:    The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance data quoted. Please visit www.aig.com/Annuities for performance data current to the most recent month-end.

The SA Goldman Sachs Global Bond Portfolio — Class 1 shares posted a return of -2.27% for the 12-month period ending January 31, 2019, compared to a -0.66% return for the JPMorgan Global Government Bond (unhedged) Index.

The Portfolio’s currency strategy was the largest detractor driven by Swedish krona and Argentine peso positions. The Portfolio’s cross-sector strategy (sector selection) also detracted over the period, primarily driven by the Portfolio’s exposures to spread sectors, including emerging market debt and investment grade corporates.

In aggregate, the Portfolio’s bottom-up strategies contributed positively to performance. The government/swap selection strategy contributed to returns driven by a European curve steepener trade. Within other selection strategies, securitized selection performed positively. This was driven by specific asset-backed securities selection. Corporate selection strategy also contributed positively driven by an investment grade Credit Default Swap Index (CDX) versus cash bonds basis trade along with curve exposure to U.S. short and medium maturity corporates.

The Portfolio’s emerging market debt selection strategy detracted mainly due to Argentinian and Chinese external sovereign debt positions. The Portfolio’s country strategy performed positively primarily driven by an overweight euro versus underweight Swedish krona rates view. The Portfolio’s duration strategy also contributed positively to returns.

The Portfolio utilizes derivatives for the purposes of efficient portfolio management and to hedge out undesired risks. For the period, the Portfolio’s use of currency forwards detracted while the use of interest rate futures and interest rate swaps positively impacted performance.

663

Goldman Sachs Asset Management International

SA Goldman Sachs Multi-Asset Insights Portfolio — Class 3

SA Goldman Sachs Multi-Asset Insights Portfolio
Average Annual Total Returns as of 1/31/19
	Class 1*	Class 3*
1-year	-4.60%	-4.86%
5-year	N/A	%
10-year	N/A	%
Since Inception	1.01%	0.77%
*	Inception date for Class 1: 10/6/17; Class 3: 10/6/17.
[1]

The S&P 500® Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

[2]	The Russell 2000 Index the performance of the 2,000 smallest companies in the Russell 3000® and is widely recognized as representative of small-cap stocks.
[3]

The S&P MidCap 400® Index is an index of the stocks of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index, with each stock’s percentage in the Index in proportion to its market value.

[4]

The MSCI EAFE® Index (net) measures the performance of companies representative of the market structure of 21 countries in Europe, Australasia and the Far East. The net index approximates the minimum possible dividend reinvestment and assumes that the dividend is reinvested after the deduction of withholding tax, applying the rate to nonresident individuals who do not benefit from double taxation treaties.

[5]

The Bloomberg Barclays U.S. Government/ Credit Bond Index is a broad-based measure of the non-securitized component of U.S. Aggregate Index that includes investment grade, US denominated, fixed rate Treasuries, government-related and corporate securities.

[6]	The Blended Index is comprised of 38.5% S&P 500® Index, 3.5% S&P MidCap 400 Index, 3.5% Russell 2000 Index, 24.5% MSCI EAFE Index (net) and 30% Bloomberg Barclays U.S. Government / Credit Bond Index.

Note:    The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance data quoted. Please visit www.aig.com/Annuities for performance data current to the most recent month-end.

The SA Goldman Sachs Multi-Asset Insights Portfolio — Class 3 shares posted a return of -4.86% for the 12-month period ending January 31, 2019, compared to -2.32% for the S&P 500® Index, -4.53% for the S&P Midcap 400® Index, -3.52% for the Russell 2000 Index, -12.51% for the MSCI EAFE Index (net), and 1.93% for the Bloomberg Barclays U.S. Government/Credit Bond Index. The blended benchmark of 38.5% S&P 500® Index / 3.5% S&P Midcap 400® Index / 3.5% Russell 2000 Index / 24.5% MSCI EAFE Index (net)/ 30% Bloomberg Barclays U.S. Government/Credit Bond Index returned -3.50%.

Over the fiscal year, both the Portfolio and its blended benchmark posted negative total returns with the Portfolio underperforming the benchmark. Underperformance versus the benchmark was primarily driven by the Portfolio’s strategic asset allocation. Total Portfolio underperformance was partially offset by positive underlying security selection.

664

Goldman Sachs Asset Management International

SA Goldman Sachs Multi-Asset Insights Portfolio — Class 3 — (continued)

Within equities, the primary driver of negative total returns was active global developed all-cap equity holdings. Passive U.S. and international equity holdings across market capitalizations further added to underperformance. A strategic off-benchmark allocation to emerging markets equities further detracted from returns. However, an off-benchmark allocation to U.S. real estate securities contributed to performance partially offsetting negative returns. Fixed income positioning also detracted from performance.

Within security selection, for the period when the Portfolio invested in US all-cap equities, both stock and sector selection contributed positively. Holdings in the financials, industrials and health care sectors contributed the most. The largest individual stock contributor was Insperity, while the largest stock detractor was Western Digital. During the latter part of the fiscal year, when the Portfolio shifted implementation to global developed all-cap equities, both stock and sector selection detracted. Holdings in the materials, health care and consumer staples sectors detracted the most from returns. The largest individual stock detractor was Convestro, while the largest stock contributor was Genomic Health.

The Portfolio utilizes derivatives for the purposes of efficient portfolio management. Within fixed income, the Portfolio’s use of Treasury futures contributed positively to performance. Within equities, the use of index futures detracted from performance.

665

SunAmerica Asset Management, LLC

SA Index Allocation 60/40 Portfolio — Class 3

SA Index Allocation 60/40 Portfolio
Average Annual Total Returns as of 1/31/19
	Class 1*	Class 3*
1-year	-2.36%	-2.64%
5-year	N/A	N/A
10-year	N/A	N/A
Since Inception	5.89%	5.62%
*	Inception date for Class 1: 2/6/17; Class 3: 2/6/17.
[1]

The S&P 500® Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

[2]	The Russell 2000 Index the performance of the 2,000 smallest companies in the Russell 3000® and is widely recognized as representative of small-cap stocks.
[3]

The S&P MidCap 400® Index is an index of the stocks of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index, with each stock’s percentage in the Index in proportion to its market value.

[4]

The MSCI EAFE® Index (net) measures the performance of companies representative of the market structure of 21 countries in Europe, Australasia and the Far East. The net index approximates the minimum possible dividend reinvestment and assumes that the dividend is reinvested after the deduction of withholding tax, applying the rate to nonresident individuals who do not benefit from double taxation treaties.

[5]

The Bloomberg Barclays U.S. Government/ Credit Bond Index is a broad-based measure of the non-securitized component of U.S. Aggregate Index that includes investment grade, US denominated, fixed rate Treasuries, government-related and corporate securities.

[6]	The Blended Index is comprised of 40% S&P 500® Index, 5% S&P MidCap 400 Index, 5% Russell 2000 Index, 10% MSCI EAFE Index (net) and 40% Bloomberg Barclays U.S. Government /Credit Bond Index.

Note:    The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance data quoted. Please visit www.aig.com/Annuities for performance data current to the most recent month-end.

The SA Index Allocation 60/40 Portfolio — Class 3 shares posted a return of -2.64% for the 12-month period ending January 31, 2019, compared to a -2.32% return for the S&P 500® Index, a -3.52% return for the Russell 2000 Index, a -4.53% return for the S&P MidCap 400® Index, a -12.51% return for the MSCI EAFE Index (net), a 1.93% for the Bloomberg Barclays U.S. Government/Credit Bond Index, and a -1.54% return for the Blended Index of 40% S&P 500® Index, 5% S&P Midcap 400® Index, 5% Russell 2000 Index, 10% MSCI EAFE Index, and 40% Bloomberg Barclays U.S. Government/Credit Bond Index.

The Portfolio underperformed the Blended Index primarily due to negative results from asset allocation but also due to underperformance of the underlying index portfolios relative to their benchmarks after fees. The Portfolio was overweight equities on average during the period. This led to underperformance versus the Blended Index late in 2018 as equities fell sharply while fixed income markets generally rose. Within equities, the allocations between underlying equity portfolios detracted from performance versus the Blended Index.

Within fixed income, exposure to the SA Intermediate Fixed Income Index Portfolio slightly boosted results as it outperformed the fixed income component of the Blended Index.

666

SunAmerica Asset Management, LLC

SA Index Allocation 80/20 Portfolio — Class 3

SA Index Allocation 80/20 Portfolio
Average Annual Total Returns as of 1/31/19
	Class 1*	Class 3*
1-year	-4.00%	-4.24%
5-year	N/A	N/A
10-year	N/A	N/A
Since Inception	7.08%	6.78%
*	Inception date for Class 1: 2/6/17; Class 3: 2/6/17.
[1]

The S&P 500® Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

[2]	The Russell 2000 Index represents the performance of the 2,000 smallest companies in the Russell 3000® and is widely recognized as representative of small-cap stocks.
[3]

The S&P MidCap 400® Index is an index of the stocks of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index, with each stock’s percentage in the Index in proportion to its market value.

[4]

The MSCI EAFE® Index (net) measures the performance of companies representative of the market structure of 21 countries in Europe, Australasia and the Far East. The net index approximates the minimum possible dividend reinvestment and assumes that the dividend is reinvested after the deduction of withholding tax, applying the rate to nonresident individuals who do not benefit from double taxation treaties.

[5]

The Bloomberg Barclays U.S. Government/ Credit Bond Index is a broad-based measure of the non-securitized component of U.S. Aggregate Index that includes investment grade, US denominated, fixed rate Treasuries, government-related and corporate securities.

[6]	The Blended Index is comprised of 50% S&P 500® Index, 10% S&P MidCap 400 Index, 5% Russell 2000 Index, 15% MSCI EAFE Index (net) and 20% Bloomberg Barclays U.S. Government /Credit Bond Index.

Note:    The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance data quoted. Please visit www.aig.com/Annuities for performance data current to the most recent month-end.

The SA Index Allocation 80/20 Portfolio — Class 3 shares posted a return of -4.24% for the 12-month period ending January 31, 2019, compared to a -2.32% return for the S&P 500® Index, a -3.52% return for the Russell 2000 Index, a -4.53% return for the S&P MidCap 400® Index, a -12.51% return for the MSCI EAFE Index (net), a 1.93% return for the Bloomberg Barclays U.S. Government/Credit Bond Index, and a -3.09% return for the Blended Index of 50% S&P 500® Index, 10% S&P Midcap 400® Index, 5% Russell 2000 Index, 15% MSCI EAFE Index, and 20% Bloomberg Barclays U.S. Government/Credit Bond Index.

The Portfolio underperformed the Blended Index due to negative results from asset allocation as well as underperformance of the underlying index portfolios relative to their benchmarks after fees. The Portfolio was overweight equities on average during the period. This led to underperformance relative to the blended benchmark late in 2018 as equities fell sharply while fixed income markets generally rose. Within equities, the allocations between underlying equity portfolios detracted from performance versus the Blended Index.

Within fixed income, exposure to the SA Intermediate Fixed Income Index Portfolio slightly boosted results as it outperformed the fixed income component of the Blended Index.

667

SunAmerica Asset Management, LLC

SA Index Allocation 90/10 Portfolio — Class 3

SA Index Allocation 90/10 Portfolio
Average Annual Total Returns as of 1/31/19
	Class 1*	Class 3*
1-year	-4.96%	-5.20%
5-year	N/A	N/A
10-year	N/A	N/A
Since Inception	7.64%	7.39%
*	Inception date for Class 1: 2/6/17; Class 3: 2/6/17.
[1]

The S&P 500® Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

[2]	The Russell 2000 Index represents the performance of the 2,000 smallest companies in the Russell 3000® and is widely recognized as representative of small-cap stocks.
[3]

The S&P MidCap 400® Index is an index of the stocks of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index, with each stock’s percentage in the Index in proportion to its market value.

[4]

The MSCI EAFE® Index (net) measures the performance of companies representative of the market structure of 21 countries in Europe, Australasia and the Far East. The net index approximates the minimum possible dividend reinvestment and assumes that the dividend is reinvested after the deduction of withholding tax, applying the rate to nonresident individuals who do not benefit from double taxation treaties.

[5]

The Bloomberg Barclays U.S. Government/ Credit Bond Index is a broad-based measure of the non-securitized component of U.S. Aggregate Index that includes investment grade, US denominated, fixed rate Treasuries, government-related and corporate securities.

[6]	The Blended Index is comprised of 55% S&P 500® Index, 10% S&P MidCap 400 Index, 5% Russell 2000 Index, 20% MSCI EAFE Index (net) and 10% Bloomberg Barclays U.S. Government /Credit Bond Index.

Note:    The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance data quoted. Please visit www.aig.com/Annuities for performance data current to the most recent month-end.

The SA Index Allocation 90/10 Portfolio — Class 3 shares posted a return of -5.20% for the 12-month period ending January 31, 2019, compared to a -2.32% return for the S&P 500® Index, a -3.52% return for the Russell 2000 Index, a -4.53% return for the S&P MidCap 400® Index, a -12.51% return for the MSCI EAFE Index (net), a 1.93% return for the Bloomberg Barclays U.S. Government/Credit Bond Index, and a -4.11% return for the Blended Index of 55% S&P 500® Index, 10% S&P Midcap 400 Index, 5% Russell 2000 Index, 20% MSCI EAFE Index, and 10% Bloomberg Barclays U.S. Government/Credit Bond Index.

The Portfolio underperformed the Blended Index primarily due to negative results from asset allocation but also due to underperformance of the underlying index portfolios relative to their benchmarks after fees. The Portfolio was overweight equities on average during the period. This led to underperformance versus the Blended Index late in 2018 as equities fell sharply while fixed income markets generally rose. Within equities, the allocations between underlying equity portfolios detracted from performance versus the Blended Index.

Within fixed income, exposure to the SA Intermediate Fixed Income Index Portfolio slightly boosted results as it outperformed the fixed income component of the Blended Index.

668

SunAmerica Asset Management, LLC

SA International Index Portfolio — Class 1

SA International Index Portfolio
Average Annual Total Returns as of 1/31/19
	Class 1*	Class 3*
1-year	-12.86%	-13.03%
5-year	N/A	N/A
10-year	N/A	N/A
Since Inception	4.01%	3.76%
*	Inception date for Class 1: 2/6/17; Class 3: 2/6/17.

[1]

The MSCI EAFE® Index (net) measures the performance of companies representative of the market structure of 21 countries in Europe, Australasia and the Far East. The net index approximates the minimum possible dividend reinvestment and assumes that the dividend is reinvested after the deduction of withholding tax, applying the rate to nonresident individuals who do not benefit from double taxation treaties.

Note:    The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance data quoted. Please visit www.aig.com/Annuities for performance data current to the most recent month-end.

The SA International Index Portfolio — Class 1 shares posted a return of -12.86% for the 12-month period ending January 31, 2019, compared to a -12.51% return for the MSCI EAFE (net) Index.

The Portfolio is passively managed to match the MSCI EAFE (net) Index before expenses.

For the reporting period, stocks generally posted negative results both in the U.S. and abroad as the S&P 500® Index, MSCI All Country World ex-U.S. Index, MSCI EAFE (net) Index declined -2.32%, -12.58%, and -12.51%, respectively.

With respect to country performance among MSCI EAFE constituents, Luxembourg, South Africa, and Canada were top contributors, while Austria, Ireland, and Belgium were the most notable laggards.

In terms of contribution, Roche Holding Ltd Genusssch, Nestle S.A., Shire PLC, CSL Limited, and BHP Group Ltd were top absolute performers during the period. At the other end of the spectrum, British American Tobacco p.l.c., Bayer AG, BNP Paribas SA Class A, Banco Santander S.A., and BASF SE were the principal detractors.

The Portfolio utilizes ETFs and index futures to equitize cash. Both are designed to provide returns similar to that of the portfolio’s benchmark. The use of index futures detracted from performance.

669

Invesco Advisers, Inc.

SA Invesco Growth Opportunities Portfolio — Class 1

SA Invesco Growth Opportunities Portfolio
Average Annual Total Returns as of 1/31/19
	Class 1*	Class 2*	Class 3*
1-year	2.50%	2.26%	2.21%
5-year	7.68%	7.52%	7.42%
10-year	13.61%	13.46%	13.35%
Since Inception	2.64%	5.33%	9.86%
*	Inception date for Class 1: 7/05/00; Class 2: 7/9/01; Class 3: 9/30/02.

[1]	The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Note:    The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance data quoted. Please visit www.aig.com/Annuities for performance data current to the most recent month-end.

The SA Invesco Growth Opportunities Portfolio — Class 1 shares posted a return of 2.50% for the 12-month period ending January 31, 2019, compared to a -2.63% return for the Russell 2000 Growth Index.

From a portfolio perspective, the sectors that contributed to relative results were health care, consumer discretionary, financials, information technology and industrials. A modest cash position in the Portfolio also helped buoy results in a choppy market. Alternatively, stock selection in the materials sector was the leading detractor during the reporting period. The Portfolio’s underweight allocation and stock selection in the consumer staples sector also detracted from relative return. An overweight allocation in the energy sector challenged Portfolio results as it was among the worst performing sectors during the reporting period. Finally, an underweight allocation in the communication services and real estate sectors were detractors, while not having utilities sector exposure also negatively impacted relative results.

On an individual stock basis health care sector constituent’s such as DexCom, Inc., Sarepta Therapeutics, Inc., Penumbra, Inc. and Repligen Corp. were among the leading absolute contributors. On the negative side, leading absolute detractors from Portfolio returns were Centennial Resource Development, Inc., American Woodmark Corp., Patterson-UTI Energy, Inc. and GTT Communications, Inc.

670

Invesco Advisers, Inc.

SA Invesco VCP Equity-Income Portfolio — Class 3

SA Invesco VCP Equity-Income Portfolio
Average Annual Total Returns as of 1/31/19
	Class 1*	Class 3*
1-year	-7.79%	-8.09%
5-year	N/A	4.47%
10-year	N/A	N/A
Since Inception	5.11%	5.42%
*	Inception date for Class 1: 9/26/16; Class 3: 5/1/13.

[1]

The S&P 500® Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is marketweighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

[2]

The Bloomberg Barclays U.S. Aggregate Bond Index combines several fixed-income indices to give a broad view of the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset backed securities.

[3]	The Blended Index is comprised of 60% S&P 500® Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index.

Note:    The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance data quoted. Please visit www.aig.com/Annuities for performance data current to the most recent month-end.

The SA Invesco VCP Equity-Income Portfolio — Class 3 shares posted a return of -8.09% for the 12-month period ending January 31, 2019, compared to a -2.32% return for the S&P 500® Index and a 2.25% return for the Bloomberg Barclays U.S. Aggregate Bond Index. The blended benchmark comprising 60% S&P 500® Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index returned -0.21%.

During the reporting period, U.S. stocks posted negative returns, measured by the S&P® 500 Index. In terms of style investing, large growth stocks outperformed large value stocks, as measured by the Russell 1000 Growth versus the Russell 1000 Value. U.S. bonds posted low single-digit returns as measured by the Bloomberg Barclays U.S. Aggregate Bond index.

Most S&P® 500 Index sectors posted negative performance, with real estate, healthcare, utilities and consumer discretionary being the only sectors posting positive performance. Within fixed income, high grade bonds, indicated by the Bloomberg Barclays U.S. Government/Credit Index, underperformed the Bloomberg Barclays U.S. Aggregate Bond Index.

Stock selection within equities versus the blended benchmark detracted the most to relative performance. Within equities, Merck & Co. and CSX Corp. were top contributors. Citigroup, Devon Energy and Citizens Financial Group were the top equity detractors.

The allocation to convertible securities, which is a non-benchmark allocation, posted negative performance and detracted from relative performance. The material underweight allocation to fixed income versus the benchmark detracted from relative performance. Cash was a detractor versus the blended benchmark.

As part of the mandate, and to potentially reduce Portfolio volatility during a market downturn, the team sold short S&P 500® futures contracts during the reporting period. This acted as a detractor to absolute performance. The use of the volatility overlay and gap risk protection reduced overall volatility. The team used currency forward contracts during the reporting period for the purpose of hedging currency exposure of non-U.S.-based companies held in the Fund. This had a positive impact on performance.

671

Janus Capital Management, LLC

SA Janus Focused Growth Portfolio — Class 1

SA Janus Focused Growth Portfolio
Average Annual Total Returns as of 1/31/19
	Class 1*	Class 2*	Class 3*
1-year	1.55%	1.51%	1.39%
5-year	9.90%	9.72%	9.62%
10-year	14.65%	14.48%	14.36%
Since Inception	6.68%	7.43%	8.65%
*	Inception date for Class 1: 12/29/00; Class 2: 7/9/01; Class 3: 9/30/02.

[1]

The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values.

Note:    The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance data quoted. Please visit www.aig.com/Annuities for performance data current to the most recent month-end.

The SA Janus Focused Growth Portfolio — Class 1 shares posted a return of 1.55% for the 12-month period ending January 31, 2019, compared to a 0.24% return for the Russell 1000 Growth Index.

The Portfolio’s industrial exposure was the leading contributor to relative performance due primarily to stock selection, but also due to the underweight of the underperforming sector. The Portfolio’s positions in Boeing Co., Union Pacific Corp., and CoStar Group, Inc. within the industrial sector were key contributors to relative outperformance. Stock selection in the consumer discretionary and health care sectors were also additive to relative performance for the time period. Amazon.com, Inc. is a top position in the portfolio and an overweight to the stock helped relative performance. The leading absolute contributors during the period included salesforce.com, Inc. and Mastercard, Inc.

Stock selection in the financial, technology and communication services sectors detracted from relative results. The Portfolio’s largest detractors of performance included Tencent Holdings, Ltd., Apple, Inc. and NVIDIA Corp.

672

J.P. Morgan Investment Management Inc.

SA JPMorgan Diversified Balanced Portfolio@ — Class 1

SA JPMorgan Diversified Balanced Portfolio
Average Annual Total Returns as of 1/31/19
	Class 1*	Class 2*	Class 3*
1-year	-5.04%	-5.19%	-5.27%
5-year	6.32%	6.16%	6.06%
10-year	10.36%	10.20%	10.09%
Since Inception	6.14%	4.68%	6.19%
*	Inception date for Class 1: 6/3/96; Class 2: 7/9/01; Class 3: 9/30/02.

[1]	The Russell 1000® Index measures the performance of the 1000 largest companies in the Russell 3000 Index, which represents 92% of the total market capitalization of the Russell 3000® Index.
[2]

The S&P 500® Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

[3]

The Bloomberg Barclays U.S. Aggregate Bond Index combines several fixed-income indices to give a broad view of the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset backed securities.

[4]

The MSCI World Index (net) measures the performance of companies representative of the market structures of 23 developed market countries in North America, Europe and Asia/Pacific regions. The net index approximates the minimum possible dividend reinvestment and assumes that the dividend is reinvested after the deduction of withholding tax, applying the rate to nonresident individuals who do not benefit from double taxation treaties.

[5]

The Bloomberg Barclays U.S. Government/ Credit Bond Index measures the performance of U.S. Dollar denominated U.S. Treasuries, government-related and investment grade U.S. corporate securities that have a remaining maturity of greater than one year and less than ten years.

[6]	The Prior Blended Index is comprised of 60% S&P 500 Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index.
[7]

Effective May 1, 2018, the Portfolio changed its Blended Index. The New Blended Index is comprised of 60% MSCI World Index (net) and 40% Bloomberg Barclays U.S. Government / Credit Bond Index. The Portfolio changed the Prior Blended Index because it better represents the securities held in the Portfolio.

Note:    The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance data quoted. Please visit www.aig.com/Annuities for performance data current to the most recent month-end.

The SA JPMorgan Diversified Balanced Portfolio — Class 1 shares posted a return of -5.04% for the 12-month period ending January 31, 2019.

The Portfolio’s blended benchmark changed on May 1, 2018 from the 60% S&P 500® Index / 40% Bloomberg Barclays U.S. Aggregate Bond Index to 60% MSCI World (net) Index / 40% Bloomberg Barclays U.S. Government/Credit Bond Index.

673

J.P. Morgan Investment Management Inc.

SA JPMorgan Diversified Balanced Portfolio@ — Class 1 — (continued)

For the fiscal period February 1, 2018 to April 30, 2018, the Portfolio posted a return of -3.76% compared to -5.77% for the S&P 500® Index, -1.05% for the Bloomberg Barclays U.S. Aggregate Bond Index and -3.89% for the 60% S&P 500® Index / 40% Bloomberg Barclays U.S. Aggregate Bond Index blended benchmark. Security selection within U.S. equities was a contributor to performance while security selection within core fixed income detracted from performance.

For the fiscal period May 1, 2018 to January 31, 2019, the Portfolio posted a return of -1.33% compared to -1.46% for the MSCI World (net) index, 3.25% for the Bloomberg Barclays U.S. Government/Credit Bond Index and 0.63% for 60% MSCI World (net) Index / 40% Bloomberg Barclays U.S. Government/Credit Bond Index blended benchmark.

Within equities, security selection within emerging markets equities contributed to performance while security selection within U.S. equities and international developed equities detracted.

Within fixed income, the Portfolio’s tactical overweight to high yield and cash position were the largest contributors to performance. From a security selection standpoint, holdings within core fixed income and emerging markets debt were the largest detractors.

The Portfolio uses derivatives to tactically and strategically adjust allocations. During the period, the Portfolio’s use of equity futures negatively impacted performance.

674

J.P. Morgan Investment Management Inc.

SA JPMorgan Emerging Markets Portfolio — Class 1

SA JPMorgan Emerging Markets Portfolio
Average Annual Total Returns as of 1/31/19
	Class 1*	Class 2*	Class 3*
1-year	-18.39%	-18.54%	-18.67%
5-year	3.97%	3.82%	3.71%
10-year	7.93%	7.77%	7.64%
Since Inception	4.74%	7.98%	9.36%
*	Inception date for Class 1: 6/2/97; Class 2: 7/9/01; Class 3: 9/30/02.

[1]

The MSCI Emerging Markets Index (net) measures the performance of companies representative of the market structure of 24 emerging economies. The MSCI Emerging Markets Index (net) excludes closed markets and those shares in otherwise free markets which are not purchasable by foreigners. The net index approximates the minimum possible dividend reinvestment and assumes that the dividend is reinvested after the deduction of withholding tax, applying the rate to nonresident individuals who do not benefit from double taxation treaties.

Note:     The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance data quoted. Please visit www.aig.com/Annuities for performance data current to the most recent month-end.

The SA JPMorgan Emerging Markets Portfolio — Class 1 shares posted a return of -18.39% for the 12-month period ending January 31, 2019, compared to a -14.24% return for the MSCI Emerging Markets Index (net).

The Portfolio underperformed the benchmark over the past 12 months, as stock selection detracted from returns while country allocation contributed positively.

Stock selection in Taiwan proved to be a drag on returns. The Portfolio’s exposure to Global Wafers held back performance during the period, as the stock fell 55.1%. Stock selection in China was a key detractor from performance. The Portfolio’s exposure to Baidu was a notable drag on performance as the company traded down in tandem with U.S. FAANG (Facebook, Apple, Amazon, Netflix and Google) stocks towards the end of the year.

On the positive side, the Portfolio’s exposure to Brazil boosted returns. Additionally, stock selection in India was a bright spot for Portfolio performance, specifically exposure to HDFC Bank as the stock outperformed the broader market.

675

J.P. Morgan Investment Management Inc.

SA JPMorgan Equity-Income Portfolio — Class 1

SA JPMorgan Equity-Income Portfolio
Average Annual Total Returns as of 1/31/19
	Class 1*	Class 2*	Class 3*
1-year	-2.95%	-3.11%	-3.19%
5-year	10.01%	9.85%	9.74%
10-year	14.24%	14.07%	13.96%
Since Inception	8.78%	5.70%	8.19%
*	Inception date for Class 1: 2/9/93; Class 2: 7/9/01; Class 3: 9/30/02.

[1]

The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book and lower expected growth values.

Note:    The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance data quoted. Please visit www.aig.com/Annuities for performance data current to the most recent month-end.

The SA JPMorgan Equity-Income Portfolio — Class 1 shares posted a return of -2.95% for the 12-month period ending January 31, 2019, compared to a -4.81% return for the Russell 1000 Value index.

The Portfolio outperformed the Russell 1000 Value Index for the period. The Portfolio’s conservative approach proved beneficial, with positive stock selection in 10 of 11 sectors. The combination of an overweight position and strong stock selection in the information technology sector was the top contributor to performance, led by the Portfolio’s position in Apple, Inc. Additionally, an underweight position and strong stock selection in the energy sector contributed to results. Stock selection in the sector was led by an overweight position in ConocoPhillips.

Alternatively, stock selection in the consumer staples sector was the top detractor from performance, mainly due to overweight positions in Altria Group, Inc. and Philip Morris International, Inc. The Portfolio’s underweight allocation to the real estate sector also detracted, although the negative impact was partly offset by positive stock selection within the sector.

676

J.P. Morgan Investment Management Inc.

SA JPMorgan Global Equities Portfolio — Class 1

SA JPMorgan Global Equities Portfolio
Average Annual Total Returns as of 1/31/19
	Class 1*	Class 2*	Class 3*
1-year	-8.58%	-8.76%	-8.86%
5-year	6.22%	6.06%	5.94%
10-year	10.89%	10.72%	10.61%
Since Inception	6.23%	4.83%	7.61%
*	Inception date for Class 1: 2/9/93; Class 2: 7/9/01; Class 3: 9/30/02.

[1]

The MSCI World Index (net) measures the performance of companies representative of the market structures of 23 developed market countries in North America, Europe and Asia/Pacific regions. The net index approximates the minimum possible dividend reinvestment and assumes that the dividend is reinvested after the deduction of withholding tax, applying the rate to nonresident individuals who do not benefit from double taxation treaties.

Note:    The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance data quoted. Please visit www.aig.com/Annuities for performance data current to the most recent month-end.

The SA JPMorgan Global Equities Portfolio — Class 1 shares posted a return of -8.58% for the 12-month period ending January 31, 2019, compared to a -6.54% return for the MSCI World Index (net).

Market conditions were challenging for the Portfolio during the period as stocks characterized by select measures of value (low price/earnings and low price to book) and growth/momentum (high 12-month price momentum and high earnings momentum) factors utilized in the Portfolio both underperformed, detracting from performance.

For the 12 months overall, stock selection in the consumer discretionary and industrials sectors detracted from performance while stock selection in the consumer staples and energy sectors added the most performance. In terms of regions, stock selection in North America was the leading detractor. Stock selection in the Pacific Rim and Japan also lagged. No region contributed positively to performance for the period.

677

J.P. Morgan Investment Management Inc.

Massachusetts Financial Services Company

SA JPMorgan MFS Core Bond Portfolio — Class 1

SA JPMorgan MFS Core Bond Portfolio
Average Annual Total Returns as of 1/31/19
	Class 1*	Class 2*	Class 3*
1-year	1.76%	1.59%	1.50%
5-year	2.28%	2.14%	2.04%
10-year	3.94%	3.78%	3.68%
Since Inception	6.11%	5.50%	6.25%
*	Inception date for Class 1: 10/28/94; Class 2: 7/9/01; Class 3: 11/11/02.

[1]

The Bloomberg Barclays U.S. Aggregate Bond Index combines several fixed-income indices to give a broad view of the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset backed securities.

Note:    The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance data quoted. Please visit www.aig.com/Annuities for performance data current to the most recent month-end.

The SA JPMorgan MFS Core Bond Portfolio — Class 1 shares posted a return of 1.76% for the 12-month period ending January 31, 2019, compared to a 2.25% return for the Bloomberg Barclays U.S. Aggregate Bond Index.

The Portfolio component managed by J.P. Morgan Investment Management Inc. trailed the Bloomberg Barclays U.S. Aggregate Bond Index during the period. U.S. Treasury yield rates were mixed in movement across the curve, as front-end rates moved higher than long-term rates. The two-year yield ended the fiscal period up 32 basis points (bps) to 2.46% and the 10-year yield decreased 8 bps to 2.63%.

The Portfolio’s duration positioning and yield curve positioning contributed positively to performance for the year. The Portfolio’s agency mortgage-backed securities (MBS) underperformed mortgages in the benchmark, resulting in negative security selection in the sector.

Overall the Portfolio’s overweight to the securitized credit sectors was positive. The Portfolio’s underweight to credit contributed to performance as corporates lagged the broader market, while security selection added marginally. The Portfolio ended the fiscal year with an underweight in Treasury and agency debt, overweights in MBS, asset-backed securities and corporates, and an underweight in non-corporate credit. The Portfolio’s duration ended the year at 5.67 years compared to 5.72 years for the benchmark.

The Portfolio component managed by Massachusetts Financial Services Company trailed the Bloomberg Barclays U.S. Aggregate Bond Index during the period. Asset allocation was the primary factor that detracted from performance. Notably, an underweight in U.S. Treasuries and an overweight in corporate bonds hindered relative results. The Portfolio’s security selection within corporate bonds as well as commercial mortgage-backed securities (CMBS) also held back relative results.

678

J.P. Morgan Investment Management Inc.

Massachusetts Financial Services Company

SA JPMorgan MFS Core Bond Portfolio — Class 1 — (continued)

The Portfolio’s out-of-index exposure to the collateralized loan obligations (CLO) and an overweight to CMBS contributed to relative results. Additionally, the Portfolio’s underweight to duration relative to the benchmark also benefited relative performance.

679

J.P. Morgan Investment Management Inc.

SA JPMorgan Mid-Cap Growth Portfolio — Class 1

SA JPMorgan Mid-Cap Growth Portfolio
Average Annual Total Returns as of 1/31/19
	Class 1*	Class 2*	Class 3*
1-year	0.05%	-0.11%	-0.17%
5-year	9.80%	9.63%	9.53%
10-year	16.54%	16.38%	16.26%
Since Inception	6.62%	4.56%	10.21%
*	Inception date for Class 1: 4/1/99; Class 2: 7/9/01; Class 3: 9/30/02.

[1]

The Russell Midcap® Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth Index.

Note:    The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance data quoted. Please visit www.aig.com/Annuities for performance data current to the most recent month-end.

The SA JPMorgan Mid-Cap Growth Portfolio — Class 1 shares posted a return of 0.05% for the 12-month period ending January 31, 2019, compared to a 0.51% return for the Russell Midcap Growth Index.

The Portfolio underperformed the Russell Midcap Growth Index for the period. Stock selection in the consumer discretionary and technology sectors detracted most from performance. Stock selection in the health care and financial services sectors contributed to performance.

Positions in Mohawk Industries, Inc. and LKQ Corp. were the top detractors from performance during the year. The Portfolio’s positions in DexCom, Inc. and Lululemon Athletica, Inc. were the top contributors to performance. As of January 31, 2019, the Portfolio no longer had a position in Mohawk Industries, Inc.

As of January 31, 2019, the Portfolio’s largest overweight exposures were in the health care and technology sectors. The largest underweight exposures were in the consumer staples and consumer discretionary sectors.

680

SunAmerica Asset Management, LLC

SA Large Cap Growth Index Portfolio@ — Class 1

SA Large Cap Growth Index Portfolio
Average Annual Total Returns as of 1/31/19
	Class 1*		Class 3*
1-year	N/A		N/A
5-year	N/A		N/A
10-year	N/A		N/A
Since Inception	4.11%	+	3.92%	+
*	Inception date for Class 1: 5/1/18; Class 3: 5/1/18
+	Cumulative return. Portfolio in existence for less than one year.

[1]

The S&P 500® Growth Index measures the performance of large-cap U.S. dollar-denominated U.S. equities as determined using three factors: sales growth, the ratios of earnings change to price and momentum.

Note:    The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance data quoted. Please visit www.aig.com/Annuities for performance data current to the most recent month-end.

The SA Large Cap Growth Index Portfolio — Class 1 shares posted a return of 4.11% for the May 1, 2018 (fund inception) to January 31, 2019 period, compared to a 5.17% return for the S&P 500® Growth Index.

The SA Large Cap Growth Index Portfolio was launched on May 1, 2018. The Portfolio is passively managed to match the S&P 500® Growth Index before expenses.

For the nine-month period from inception through January 31, 2019 the market was led higher by utilities, real estate, and healthcare, each advancing approximately 10% or more. Conversely, the energy, financials, and telecom were the worst performing sectors in the S&P 500® Growth Index, returning -15%, -5%, and 1%, respectively.

Examples of top-contributing index holdings during the period included software and services companies such as Microsoft Corporation and Alphabet Inc. Class A and Class C, as well as retailer Amazon.com, Inc. and Boeing Inc., a capital goods manufacturer.

Portfolio laggards included Apple Inc., NVIDIA Corporation, Bank of America Corp. , AbbVie, Inc. , and Booking Holdings Inc.

@	See Note 1

681

SunAmerica Asset Management, LLC

SA Large Cap Index Portfolio — Class 1

SA Large Cap Index Portfolio
Average Annual Total Returns as of 1/31/19
	Class 1*	Class 3*+
1-year	-2.66%	-2.93%
5-year	10.51%	N/A
10-year	14.41%	N/A
Since Inception	5.71%	5.84%
*	Inception date for Class 1: 12/14/98; Class 3: 10/6/17

[1]

The S&P 500® Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in small companies.

Note:    The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance data quoted. Please visit www.aig.com/Annuities for performance data current to the most recent month-end.

The SA Large Cap Index Portfolio — Class 1 shares posted a return of -2.66% for the 12-month period ending January 31, 2019, compared to a -2.32% return for the S&P 500® Index.

The Portfolio is passively managed to match the S&P 500® Index before expenses.

In terms of S&P 500® constituent groups, utilities, real estate, and healthcare were the top-performing groups during the fiscal period, returning 11.08%, 10.41%, and 4.57%, respectively. Materials, energy, and financials were the principal laggards, returning -13.59%, -12.32%, and -11.10%, respectively. The industrials, consumer staples, and telecom groups also underperformed the S&P 500® benchmark.

Examples of top-contributing index holdings during the annual period included Amazon.com, Inc., Microsoft Corporation, Merck & Co., Inc., Mastercard Incorporated Class A, and Eli Lilly & Company. Portfolio laggards included Wells Fargo & Company, NVIDIA Corporation, Exxon Mobil Corporation, General Electric Company, and AbbVie, Inc.

The Portfolio utilizes ETFs and index futures to equitize cash. Both are designed to provide returns similar to that of the portfolio’s benchmark. The use of index futures detracted from performance.

682

SunAmerica Asset Management, LLC

SA Large Cap Value Index Portfolio@ — Class 1

SA Large Cap Value Index Portfolio
Average Annual Total Returns as of 1/31/19
	Class 1*		Class 3*
1-year	N/A		N/A
5-year	N/A		N/A
10-year	N/A		N/A
Since Inception	1.97%	+	1.75%	+
*	Inception date for Class 1: 5/1/18; Class 3: 5/1/18
+	Cumulative return. Portfolio in existence for less than one year.

[1]	The S&P 500® Value Index measures the performance of large-cap U.S. dollar-denominated U.S. equities as determined using three factors: the ratios of book value, earnings and sales to price.

Note:    The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance data quoted. Please visit www.aig.com/Annuities for performance data current to the most recent month-end.

The SA Large Cap Value Index Portfolio — Class 1 shares posted a return of 1.97% for the May 1, 2018 (fund inception) to January 31, 2019 period, compared to a 2.00% return for the S&P 500® Value Index.

The SA Large Cap Value Index Portfolio was launched on May 1, 2018. The Portfolio is passively managed to match the S&P 500® Value Index before expenses.

For the nine-month period from inception through January 31, 2019, stock performance was generally mixed as large-cap stocks outperformed small-cap stocks, and growth outperformed value across the capitalization spectrum.

In terms of contribution, Apple Inc., Procter & Gamble Company, UnitedHealth Group Incorporated, Verizon Communications Inc., and Merck & Co., Inc. were the most additive holdings during the nine-month period. At the other end of the spectrum, Schlumberger NV, General Electric Company, Exxon Mobil Corporation, PG&E Corporation, and Halliburton Company detracted the most from performance.

@	See Note 1

683

Brandywine Global Investment Management, LLC

SA Legg Mason BW Large Cap Value Portfolio — Class 1

SA Legg Mason BW Large Cap Value Portfolio
Average Annual Total Returns as of 1/31/19
	Class 1*	Class 2*	Class 3*
1-year	-6.30%	-6.46%	-6.52%
5-year	8.93%	8.76%	8.67%
10-year	13.35%	13.17%	13.07%
Since Inception	9.83%	6.78%	9.00%
*	Inception date for Class 1: 10/28/94; Class 2: 7/9/01; Class 3: 9/30/02.

[1]

The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book and lower expected growth values.

Note:    The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance data quoted. Please visit www.aig.com/Annuities for performance data current to the most recent month-end.

The SA Legg Mason BW Large Cap Value Portfolio — Class 1 shares posted a return of -6.30% for the 12-month period ending January 31, 2019, compared to a -4.81% return for the Russell 1000 Value Index.

Growth oriented investing strongly outperformed value style investing for the entire fiscal year; however, it reversed during the last few months when value outperformed during the selloff in the stock market. For the fiscal year, companies with lower valuations lagged as did companies who bought back more of their shares. These are two primary factors used in the Portfolio’s process which translated into substantial headwinds.

The Portfolio’s underweight to the real estate sector hurt results as the sector outperformed the broader Index for the year. In addition, the Portfolio’s financial sector holdings lagged for the period driven by overweights to banks and diversified financial companies which underperformed during the year.

Portfolio performance was positively impacted by information technology sector holdings. The Portfolio’s overweight to Apple, Inc. was a significant contributor within the sector. The Portfolio also benefited from not holding General Electric, which lost over one-third of its value over the period.

684

Brandywine Global Investment Management, LLC

SA Legg Mason Tactical Opportunities Portfolio — Class 3

SA Legg Mason Tactical Opportunities Portfolio
Average Annual Total Returns as of 1/31/19
	Class 1*	Class 3*
1-year	-3.38%	-3.63%
5-year	N/A	N/A
10-year	N/A	N/A
Since Inception	2.10%	1.86%
*	Inception date for Class 1: 10/6/17; Class 3: 10/6/17.
[1]

The S&P 500® Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

[2]	The Russell 2000 Index the performance of the 2,000 smallest companies in the Russell 3000® and is widely recognized as representative of small-cap stocks.
[3]

The MSCI EAFE® Index (net) measures the performance of companies representative of the market structure of 21 countries in Europe, Australasia and the Far East. The net index approximates the minimum possible dividend reinvestment and assumes that the dividend is reinvested after the deduction of withholding tax, applying the rate to nonresident individuals who do not benefit from double taxation treaties.

[4]

The Bloomberg Barclays U.S. Government/ Credit Bond Index is a broad-based measure of the non-securitized component of U.S. Aggregate Index that includes investment grade, US denominated, fixed rate Treasuries, government-related and corporate securities.

[5]	The Blended Index is comprised of 43% S&P 500® Index, 5% Russell 2000 Index, 22% MSCI EAFE Index (net) and 30% Bloomberg Barclays U.S. Government / Credit Bond Index.

Note:    The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance data quoted. Please visit www.aig.com/Annuities for performance data current to the most recent month-end.

The SA Legg Mason Tactical Opportunities Portfolio — Class 3 shares posted a return of -3.63% for the 12-month period ending January 31, 2019, compared to -2.32% for the S&P 500® Index, -3.52% for the Russell 2000 Index, -12.51% for the MSCI EAFE Index (net), and 1.93% for the Bloomberg Barclays U.S. Government/Credit Bond Index. The blended benchmark of 43% S&P 500® Index / 5% Russell 2000 Index / 22% MSCI EAFE Index (net) / 30% Bloomberg Barclays U.S. Government/Credit Bond Index returned -3.18%.

For global equity performance, 2018 was a sharp reversal compared to 2017 and ended with major equity indices substantially lower. Two-year Treasury rates were relatively volatile in 2018. Against this backdrop, the Portfolio underperformed its blended benchmark for the fiscal year.

Security selection helped performance during the year while style contribution detracted, meaning that the weighted combination of style benchmarks underperformed the blended benchmark. U.S. large cap growth equities and core fixed income were the only two asset classes within the Portfolio to experience positive absolute performance for the period. International equities struggled behind U.S. equities for the year.

685

Brandywine Global Investment Management, LLC

SA Legg Mason Tactical Opportunities Portfolio — Class 3 — (continued)

Selection within global large cap value equities, international equities, core fixed income, and U.S. small cap equities detracted from relative performance. Selection within global dividend equities, U.S. large cap core equities and large cap growth equities aided performance. The exchange-traded fund style timing sleeve which at the end of the fiscal year had exposure to quality dividend equities, pure value equities, and a small allocation to high dividend equities, contributed to Portfolio performance during the year. The Portfolio’s equity models favored momentum in the beginning of the year, but then repositioned toward value towards the end of the year. The futures overlay sleeve, which tactically allocates between equities and bonds, was a performance headwind as the sleeve had a slight tilt towards equity for most of the year.

686

Massachusetts Financial Services Company

SA MFS Blue Chip Growth Portfolio — Class 1

SA MFS Blue Chip Growth Portfolio
Average Annual Total Returns as of 1/31/19
	Class 1*	Class 2*	Class 3*
1-year	-3.12%	-3.29%	-3.33%
5-year	10.98%	10.81%	10.70%
10-year	13.92%	13.74%	13.64%
Since Inception	3.07%	4.93%	7.99%
*	Inception date for Class 1: 7/5/00; Class 2: 7/9/01; Class 3: 9/30/02.

[1]

The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values.

Note:    The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance data quoted. Please visit www.aig.com/Annuities for performance data current to the most recent month-end.

The SA MFS Blue Chip Growth — Class 1 shares posted a return of -3.12% for the 12-month period ending January 31, 2019, compared to a 0.24% return for the Russell 1000 Growth Index.

Stock selection in the information technology, consumer discretionary and communication services sectors weakened performance relative to the Russell 1000 Growth Index. Within the information technology sector, the Portfolio’s overweight positions in shares of computer hard drive maker Western Digital Corp., computer graphics processors maker NVIDIA Corp. and information technology company DXC Technology Co. hurt relative returns. Within the consumer discretionary sector, the timing of the Portfolio’s overweight position in poor-performing arts and crafts specialty retailer Michaels Companies, Inc., as well as an overweight position in diversified global lodging company Marriott International, Inc., held back relative results. Within the communication services sector, overweight positions in social media company Facebook, Inc., gaming company Electronic Arts, Inc. and cable services provider Comcast Corp. hindered relative performance.

Other top relative detractors during the reporting period included an underweight position in life sciences company Illumina, Inc. and an overweight position in tobacco company Philip Morris International, Inc.

Security selection in the industrials sector was a primary contributor to relative performance. Within this sector, the Portfolio’s overweight position in railroad and freight transportation services provider Union Pacific Corp., as well as not holding shares of poor-performing diversified technology company 3M Co., lifted relative results.

An overweight position in the strong-performing utilities sector further benefited relative returns led by the Portfolio’s holdings of integrated electric power company AES Corp., which outperformed the benchmark over the reporting period.

687

Massachusetts Financial Services Company

SA MFS Blue Chip Growth Portfolio — Class 1 — (continued)

Stocks in other sectors that also helped relative returns included not holding shares of pharmaceutical company Abbvie, Inc. and video game maker Activision Blizzard, Inc., as well as an underweight position in tobacco company Altria Group, Inc. Overweight positions in hospital operator HCA Healthcare, Inc., pharmaceutical company Eli Lilly & Co. and software company Adobe, Inc., in addition to the timing of the Portfolio’s overweight position in medical equipment manufacturer Edwards Lifesciences Corp., further supported relative results.

688

Massachusetts Financial Services Company

SA MFS Massachusetts Investors Trust Portfolio — Class 1

MFS Massachusetts Investors Trust Portfolio
Average Annual Total Returns as of 1/31/19
	Class 1*	Class 2*	Class 3*
1-year	-2.91%	-3.03%	-3.16%
5-year	9.60%	9.44%	9.32%
10-year	13.53%	13.37%	13.25%
Since Inception	7.89%	6.57%	9.13%
*	Inception date for Class 1: 2/9/93; Class 2: 7/9/01; Class 3: 9/30/02.

[1]

The S&P 500® Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

Note:    The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance data quoted. Please visit www.aig.com/Annuities for performance data current to the most recent month-end.

The SA MFS Massachusetts Investors Trust Portfolio — Class 1 shares posted a return of -2.91% for the 12-month period ending January 31, 2019, compared to a -2.32% return for the S&P 500® Index.

During the reporting period, relative to the S&P 500® Index, security selection within the information technology sector was the primary detractor from performance. Within this sector, an underweight position in strong-performing software giant Microsoft, overweight holdings of information technology company DXC Technology and the timing of the Portfolio’s ownership in shares of broadband communications and networking services company Broadcom hurt relative results.

Security selection within the communication services sector also held back relative returns, however, there were no individual stocks within this sector that were among the Portfolio’s top relative detractors for the reporting period.

Stocks in other sectors that further dampened relative performance included overweight positions in oil field services company Schlumberger, beauty products company Coty, financial services firm Goldman Sachs Group, investment banking services provider Morgan Stanley and project management provider Fluor. Not owning shares of strong-performing internet retailer Amazon.com and pharmaceutical company Merck further weighed on relative performance.

During the reporting period, the Portfolio’s relative currency exposure, resulting primarily from differences between the Portfolio’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, was a detractor from relative performance.

Security selection in the health care sector strengthened relative performance. Here, the Portfolio’s overweight positions in pharmaceutical company Eli Lilly, healthcare equipment manufacturer Danaher and life sciences supply company Thermo Fisher Scientific lifted relative returns as shares of all three companies outpaced the benchmark.

689

Massachusetts Financial Services Company

SA MFS Massachusetts Investors Trust Portfolio — Class 1 — (continued)

The combination of an underweight position and stock selection in the industrials sector further supported relative results. Within this sector, not owning shares of diversified industrial conglomerate General Electric contributed positively to relative performance.

Elsewhere, the Portfolio’s overweight positions in shares of broadcast and communication tower management firm American Tower, debit and credit transaction processing company Mastercard, coffee and tea company Starbucks and global payments technology company Visa aided relative returns. Avoiding owning shares of poor-performing diversified financial services firm Wells Fargo and computer graphics processors maker NVIDIA also benefited relative performance as both companies underperformed the benchmark during the reporting year.

690

Massachusetts Financial Services Company

SA MFS Total Return Portfolio — Class 1

SA MFS Total Return Portfolio
Average Annual Total Returns as of 1/31/19
	Class 1*	Class 2*	Class 3*
1-year	-3.01%	-3.13%	-3.22%
5-year	5.97%	5.82%	5.72%
10-year	9.32%	9.16%	9.05%
Since Inception	7.92%	5.68%	6.57%
*	Inception date for Class 1: 10/28/94; Class 2: 7/9/01; Class 3: 9/30/02.

[1]

The S&P 500® Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

[2]

The Bloomberg Barclays U.S. Aggregate Bond Index combines several fixed-income indices to give a broad view of the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset backed securities.

[3]	The Blended Index consists 40% Bloomberg Barclays U.S. Aggregate Bond Index and 60% S&P 500® Index.

Note:    The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance data quoted. Please visit www.aig.com/Annuities for performance data current to the most recent month-end.

The SA MFS Total Return Portfolio — Class 1 shares posted a return of -3.01% for the 12-month period ending January 31, 2019, compared to a -2.32% return for the S&P 500® Index and a 2.25% return for the Bloomberg Barclays U.S. Aggregate Bond Index. The blended benchmark comprising 60% S&P 500® Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index returned -0.21%.

Within the equity portion of the Portfolio, an overweight position and stock selection in the financials sector detracted from performance relative to the S&P® 500 Index. Within this sector, the Portfolio’s overweight positions in financial services firm Goldman Sachs Group and custody bank State Street held back relative returns.

A combination of an underweight allocation and stock selection in the information technology sector also weakened relative results. Within this sector, an underweight position in software giant Microsoft, an overweight position in information technology company DXC Technology, and not owning shares of debit and credit transaction processing company Mastercard detracted from relative results.

Stock selection and an underweight position in the consumer discretionary sector hindered relative performance led by an underweight position in internet retailer Amazon.com. Security selection in the consumer staples sector further dampened relative returns. Here, the Portfolio’s overweight position in tobacco companies Philip Morris International hampered relative performance. Other top relative detractors during the reporting period included the Portfolio’s overweight position in health care company McKesson and holdings of pharmaceutical company Bayer (Germany) and residential and commercial building materials manufacturer Owens Corning.

691

Massachusetts Financial Services Company

SA MFS Total Return Portfolio — Class 1 — (continued)

During the reporting period, within the equity portion of the Portfolio, relative currency exposure, resulting primarily from differences between the Portfolio’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, was another detractor from relative performance.

Within the fixed income portion of the Portfolio, security selection in the Commercial Mortgage-Backed Securities (CMBS) sector held back relative results. Additionally, the Portfolio’s cash and/or cash equivalents position during the period was also a detractor from relative performance.

Within the equity portion of the Portfolio, an overweight position and stock selection in the utilities sector contributed to performance relative the S&P 500® Index. Within this sector, an overweight position in utility services provider Exelon aided relative results.

Stock selection in the real estate sector bolstered relative returns. Within this sector, holdings of real estate investment trusts Medical Properties Trust and STORE Capital supported relative performance. A combination of stock selection and, to a lesser extent, an overweight allocation to the health care sector contributed to relative performance. Within this sector, overweight positions in pharmaceutical companies Pfizer and Eli Lilly, and not owning shares of pharmaceutical company Abbvie, helped relative results. Other top relative contributors included an overweight position in railroad and freight transportation services provider Union Pacific. Additionally, not owning shares of computer graphics processors maker NVIDIA and diversified industrial conglomerate General Electric, as well as an underweight allocation to telecommunication services provider AT&T, further boosted relative results.

Within the fixed income portion of the Portfolio, a lesser-than-benchmark exposure to both the industrials and financial institutions sectors contributed to relative performance. Additionally, a greater-than-benchmark exposure to the Treasury sector and avoiding the utilities sector further helped relative results.

692

SunAmerica Asset Management, LLC

SA Mid Cap Index Portfolio — Class 1

SA Mid Cap Index Portfolio
Average Annual Total Returns as of 1/31/19
	Class 1*	Class 3*
1-year	-5.13%	-5.39%
5-year	N/A	N/A
10-year	N/A	N/A
Since Inception	5.37%	5.12%
*	Inception date for Class 1: 2/6/17; Class 3: 2/6/17.

[1]

The S&P MidCap 400® Index is an index of the stocks of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index, with each stock’s percentage in the Index in proportion to its market value.

Note:    The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance data quoted. Please visit www.aig.com/Annuities for performance data current to the most recent month-end.

The SA Mid Cap Index Portfolio — Class 1 shares posted a return of -5.13% for the 12-month period ending January 31, 2019, compared to a -4.53% return for the S&P Midcap 400® Index.

The Portfolio is passively managed to match the S&P Midcap 400® Index before expenses.

During the reporting period, the market was led higher by the utilities, real estate, and healthcare groups which advanced 16.87%, 9.60%, and 7.33%, respectively. Conversely, the energy, consumer discretionary, and materials were the worst performing sectors in the S&P Midcap 400® Index, returning -15.21%, -12.83%, and -12.74%, respectively.

Examples of top-contributing index holdings during the period include ABIOMED, Inc., Fortinet, Inc., HollyFrontier Corporation, WellCare Health Plans, Inc., and Omega Healthcare Investors, Inc.

Portfolio laggards included SEI Investments Company, Coherent, Inc., Thor Industries, Inc., ManpowerGroup Inc., and Delphi Technologies plc.

The Portfolio utilizes ETFs and index futures to equitize cash. Both are designed to provide returns similar to that of the portfolio’s benchmark. The use of index futures detracted from performance.

693

Morgan Stanley Investment Management Inc.

SA Morgan Stanley International Equities Portfolio — Class 1

SA Morgan Stanley International Equities Portfolio
Average Annual Total Returns as of 1/31/19
	Class 1*	Class 2*	Class 3*
1-year	-12.56%	-12.68%	-12.73%
5-year	1.30%	1.14%	1.05%
10-year	6.90%	6.73%	6.63%
Since Inception	3.14%	2.95%	5.70%
*	Inception date for Class 1: 10/28/94; Class 2: 7/9/01; Class 3: 9/30/02.

[1]

The MSCI EAFE Index (net) measures the performance of companies representative of the market structure of 21 countries in Europe, Australasia and the Far East. The net index approximates the minimum possible dividend reinvestment and assumes that the dividend is reinvested after the deduction of withholding tax, applying the rate to nonresident individuals who do not benefit from double taxation treaties.

Note:     The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance data quoted. Please visit www.aig.com/Annuities for performance data current to the most recent month-end.

SA Morgan Stanley International Equities — Class 1 shares posted a return of -12.56% for the 12-month period ending January 31, 2019, compared to a -12.51% return for the MSCI EAFE (net) Index.

The MSCI EAFE (net) Index finished the year down 12.51%. Defensive sectors outperformed with utilities up 6.5% and health care down -3.1%. Consumer staples also outperformed (-8.3%), though not helped by the 34.5% fall in tobacco stocks. The cyclical sectors suffered worst, most notably financials (-20.8%), consumer discretionary (-14.9%) and materials (-14.9%).

In geographic terms, the worst performing major market was Germany (-21.7%), which underperformed Italy (-20.0%) and the United Kingdom (-10.8%). Japan (-11.6%) performed in-line with the MSCI EAFE (net) Index, while the Asian constituents, Hong Kong (-5.1%) and Singapore (-10.0%), outperformed. The United States (-2.8%) performed well ahead of the MSCI EAFE Index for the year.

The Portfolio’s largest contributor to relative performance was stock selection in industrials, specifically the Portfolio’s performance in the capital goods and commercial & professional services industries. Safran and Experian were among the top contributors to performance within industrials. Stock selection in energy and information technology also had a positive impact. The Portfolio also benefitted from overweights in consumer staples and health care, and an underweight to financials. Stock selection in health care was the largest detractor from relative performance, primarily due to holdings Fresenius and Bayer.

Overall, stock selection detracted from performance while the Portfolio’s sector allocations added value. The Portfolio remains overweight defensives versus cyclicals.

694

OppenheimerFunds, Inc.

SA Oppenheimer Main Street Large Cap Portfolio — Class 1

SA Oppenheimer Main Street Large Cap Portfolio
Average Annual Total Returns as of 1/31/19
	Class 1*	Class 2*	Class 3*
1-year	-4.03%	-4.21%	-4.26%
5-year	9.00%	8.83%	8.72%
10-year	14.46%	14.28%	14.18%
Since Inception	7.65%	6.13%	8.60%
*	Inception date for Class 1: 6/3/96; Class 2: 7/9/01; Class 3: 9/30/02.

[1]	The Russell 1000® Index measures the performance of the 1000 largest companies in the Russell 3000 Index, which represents 92% of the total market capitalization of the Russell 3000® Index.

Note:    The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance data quoted. Please visit www.aig.com/Annuities for performance data current to the most recent month-end.

The SA Oppenheimer Main Street Large Cap Portfolio — Class 1 shares posted a return of -4.03% for the 12-month period ending January 31, 2019, compared to a -2.17% return for the Russell 1000 Index.

Various concerns negatively affected market sentiment during the period, including trade tariffs and higher interest rates. The Portfolio’s underperformance versus the Index was largely the result of weaker relative stock selection in the information technology, communication services, consumer staples, and consumer discretionary sectors. Most of the Portfolio’s underperformance occurred during the first three months of the period. Outperformers included stock selection in financials, and stock selection and underweight positions in the materials and industrials sectors.

The top relative contributors to performance included Merck & Co., UnitedHealth Group, and Church & Dwight. Merck’s Keytruda (immuno-oncology treatment) was approved by the U.S. Food and Drug Administration during the period. UnitedHealth reported strong earnings and reaffirmed guidance. Church & Dwight, a consumer products company, exceeded guidance for both organic sales growth and earnings per share.

Top detractors from relative performance included Kraft Heinz, DXC Technology, and Comcast. Kraft reported weak third quarter earnings during the reporting period. Shares of DXC declined on a quarterly revenue shortfall. Comcast’s stock was under pressure after announcing a bid for Sky PLC, a European television operator.

695

Pacific Investment Management Company LLC (“PIMCO”)

SA PIMCO VCP Tactical Balanced Portfolio — Class 3

SA PIMCO VCP Tactical Balanced Portfolio
Average Annual Total Returns as of 1/31/19
	Class 1	Class 3*
1-year	-6.13%	-6.30%
5-year	N/A	4.74%
10-year	N/A	N/A
Since Inception	5.76%	5.31%
*	Inception date for Class 1: 9/26/16; Class 3: 5/1/13

[1]

The S&P 500® Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is marketweighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

[2]

The Bloomberg Barclays U.S. Aggregate Bond Index combines several Bloomberg Barclays Capital fixed-income indices to give a broad view of the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset backed securities.

[3]

The MSCI EAFE ® Index (net) measures the performance of companies representative of the market structure of 21 countries in Europe, Australasia and the Far East. The net index approximates the minimum possible dividend reinvestment and assumes that the dividend is reinvested after the deduction of withholding tax, applying the rate to nonresident individuals who do not benefit from double taxation treaties.

[4]	The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000® and is widely recognized as representative of small-cap stocks.
[5]	The Blended Index is comprised of 40% S&P 500® Index, 40% Bloomberg Barclays U.S. Aggregate Bond Index, 15% MSCI EAFE Index (net) and 5% Russell 2000 Index.

Note:    The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance data quoted. Please visit www.aig.com/Annuities for performance data current to the most recent month-end.

The SA PIMCO VCP Tactical Balanced Portfolio — Class 3 returned -6.30% for the period ending January 31, 2019, compared to -2.32% for the S&P 500® Index, 2.25% for the Bloomberg Barclays U.S. Aggregate Bond Index, -12.51% for the MSCI EAFE (net) Index, -3.52% for the Russell 2000 Index, and a -1.86% return for the blended benchmark of 40% S&P 500® Index/ 40% Bloomberg Barclays U.S. Aggregate Bond Index/15% MSCI EAFE (net) Index/ 5% Russell 2000 Index.

With the CBOE Volatility Index (VIX) experiencing several sharp spikes throughout the year, most global equities and risk assets ended the year lower. During 2018’s bouts of market volatility, the Portfolio tactically adjusted its equity exposure. The Portfolio’s dynamic equity allocation, obtained via equity futures contracts, detracted from performance as market volatility sharply picked up both early and late in the year.

Investment in S&P 500® put options (used to hedge against equity market shocks) was neutral to slightly negative overall for the period, but helped to cushion performance during periods of market turmoil.

696

Pacific Investment Management Company LLC (“PIMCO”)

SA PIMCO VCP Tactical Balanced Portfolio — Class 3 — (continued)

The fixed income component of the Portfolio modestly detracted from performance. U.S. duration and curve positioning, which was partially facilitated through cash bonds, interest rate swaps, options, and futures, was about neutral for performance as duration and curve positioning strategies fell roughly in-line with the benchmark. Outside the U.S., defensive positions in U.K. and Japanese duration, in part achieved through the use of interest rate swaps, modestly detracted from performance as rates fell.

Within spread sectors, mortgage strategies including an emphasis on Fannie Mae Agency MBS and tactical long exposure to U.S. Treasury Inflation-Protected Securities (TIPS) detracted as spreads modestly widened and inflation expectations fell over the period.

Derivatives were used in the Portfolio during the year and were instrumental in both hedging other Portfolio positions and obtaining specific exposures. Without taking into account substitutions, hedging, relative value, or other strategies, on an absolute basis, equity swaps and equity futures detracted from performance.

697

PineBridge Investments, LLC

SA PineBridge High-Yield Bond Portfolio — Class 1

SA PineBridge High-Yield Bond Portfolio
Average Annual Total Returns as of 1/31/19
	Class 1*	Class 2*	Class 3*
1-year	0.14%	-0.05%	-0.15%
5-year	4.59%	4.40%	4.33%
10-year	10.12%	9.91%	9.82%
Since Inception	6.25%	6.73%	8.23%
*	Inception date for Class 1: 2/9/93; Class 2: 7/9/01; Class 3: 9/30/02.

[1]	The ICE BofA Merrill Lynch High Yield Master Index tracks the performance of below investment grade U.S. denominated corporate bonds publicly issued in the U.S. domestic market.

Note:    The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance data quoted. Please visit www.aig.com/Annuities for performance data current to the most recent month-end.

The SA PineBridge High-Yield Bond Portfolio — Class 1 shares posted a return of 0.14% for the 12-month period ending January 31, 2019, compared to a 1.57% return for the ICE BofA Merrill Lynch High Yield Master Index.

Credit spreads, as measured by the option-adjust spread (OAS) of the ICE BofA Merrill Lynch High Yield Master Index, came under pressure in the 4th quarter of 2018 before subsequently rallying in January. For the period, the OAS of the ICE BofA Merrill Lynch High Yield Master Index widened 108 basis points.

Security selection was the primary source of underperformance during the period. The largest detractors were credits in the technology and finance company space. The impact of credit selection in these two sectors more than offset the impact of positive contributions in the cable satellite and consumer cyclical services sectors.

Sector selection detracted from performance albeit by a small margin. The Portfolio benefitted from the impact of an underweight allocation to banking and an overweight allocation to healthcare REITS. However, these contributions were more than offset by the detracting impact of an overweight allocation to oil field services and an underweight allocation to healthcare names.

698

Putnam Investment Management, LLC

SA Putnam International Growth and Income Portfolio — Class 1

SA Putnam International Growth and Income Portfolio
Average Annual Total Returns as of 1/31/19
	Class 1*	Class 2*	Class 3*
1-year	-17.07%	-17.16%	-17.22%
5-year	0.52%	0.36%	0.27%
10-year	6.89%	6.73%	6.63%
Since Inception	3.65%	3.24%	5.38%
*	Inception date for Class 1: 6/2/97; Class 2: 7/9/01; Class 3: 9/30/02

[1]

The MSCI EAFE Value Index (net) is a subset of the MSCI EAFE Index, and constituents of the index include securities from Europe, Australasia and the Far East. The index generally represents approximately 50% of the free float-adjusted market capitalization of the underlying MSCI EAFE Index, and consists of those securities classified by MSCI as most representing the value style, such as higher book value-to-price ratios, higher forward earnings-to-price ratios, higher dividend yields and lower forecasted growth rates than securities representing growth style. The net index approximates the minimum possible dividend reinvestment and assumes that the dividend is reinvested after the deduction of withholding tax, applying the rate to nonresident individuals who do not benefit from double taxation treaties.

Note:    The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance data quoted. Please visit www.aig.com/Annuities for performance data current to the most recent month-end.

The SA Putnam International Growth and Income Portfolio — Class 1 shares posted a return of -17.07% for the 12-month period ending January 31, 2019, compared to a -13.73% return for the MSCI EAFE Value (net) Index.

On a sector level, relative underperformance was predominately driven by stock selection, notably within the financials, energy and utilities sectors. Sector allocation, particularly the Portfolio’s underweight to the strong performing utilities sector, also detracted. Positive selection within consumer staples and health care offset some of the negative impact.

On a country level weak stock selection was the leading contributor to underperformance, notably within Australia, France and Switzerland. Country allocation also detracted particularly the Portfolio’s overweights to Ireland and the Netherlands. The Portfolio benefited from stock selection within Ireland, Finland and Hong Kong.

Top detractors to performance included overweights to ING Groep NV, Societe Generale SA and out of benchmark positions in SCREEN Holdings Co., Ltd., Challenger, Ltd., and Encana Corp. Top relative contributors included out of benchmark positions in Shiseido Co., Ltd. and AIA Group, Ltd., as well as overweights to Koninklijke Ahold Delhaize NV, AstraZeneca PLC, and SCOR SE.

699

Schroders Investment Management North America, Inc.

SA Schroders VCP Global Allocation Portfolio — Class 3

SA Schroders VCP Global Allocation Portfolio
Average Annual Total Returns as of 1/31/19
	Class 1*	Class 3*
1-year	-6.75%	-6.91%
5-year	N/A	N/A
10-year	N/A	N/A
Since Inception	4.19%	5.89%
*	Inception date for Class 1: 9/26/16; Class 3: 1/25/16.
[1]

The MSCI World Index (net) measures the performance of companies representative of the market structures of 23 developed market countries in North America, Europe and Asia/Pacific regions. The net index approximates the minimum possible dividend reinvestment and assumes that the dividend is reinvested after the deduction of withholding tax, applying the rate to nonresident individuals who do not benefit from double taxation treaties.

[2]

The Bloomberg Barclays U.S. Corporate Index measures investment Grade, fixed–rate, taxable corporate bond market. It includes USD denominated securities publicly issued by US and non-US Industrial, utility and financial issuers.

[3]	The Blended Index consists 60% MSCI World Index (net) and 40% Bloomberg Barclays U.S. Corporate Index.

Note:    The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance data quoted. Please visit www.aig.com/Annuities for performance data current to the most recent month-end.

The SA Schroders VCP Global Allocation Portfolio — Class 3 shares posted a return of -6.91% for the 12-month period ending January 31, 2019, compared to -6.54% for the MSCI World Index (net) and 0.75% for the Bloomberg Barclays U.S. Corporate Bond Index. The blended benchmark of 60% MSCI World Index (net) / 40% Bloomberg Barclays U.S. Corporate Bond Index returned -3.49%.

Over the period, stock markets fell and volatility picked up, stoked by concerns of a slowing global economy, geopolitical tensions, and tightening monetary policy.

The primary headwind to the Portfolio was the exposure to U.S. equities. While global markets rebounded in January 2019, U.S. large cap equities posted a negative return over the twelve month period. The Portfolio’s global core equity component dragged on performance.

The Portfolio’s underweight to corporate bonds had a negative impact on performance as corporate bonds outperformed global equities. The Bloomberg Barclays U.S. Corporate Bond Index ended the one year period up 0.75%.

Positive contributions to performance included the underweight allocation to European and Asia Pacific ex-Japan equities. In Europe, there has been a slowdown in economic growth. Asian markets had a tough year with China faring the worst as trade tensions with the U.S. took root.

Volatility control management overall detracted for the year. Equity exposure of the Portfolio was reduced during the period due to the Portfolio’s volatility control process. Derivatives are used in the Portfolio to hedge certain positions and to obtain specific exposures in an efficient and cost effective manner. During the period, the Portfolio made use of futures, swaps, options and forwards. Overall, the Portfolio’s use of these derivatives, detracted from performance.

700

SunAmerica Asset Management, LLC

SA Small Cap Index Portfolio — Class 1

SA Small Cap Index Portfolio
Average Annual Total Returns as of 1/31/19
	Class 1*	Class 3*
1-year	-4.19%	-4.44%
5-year	N/A	N/A
10-year	N/A	N/A
Since Inception	6.35%	6.05%
*	Inception date for Class 1: 2/6/17; Class 3: 2/6/17.

[1]	The Russell 2000 Index represents measures the performance of the 2,000 smallest companies in the Russell 3000® and is widely recognized as representative of small-cap stocks.

Note:    The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance data quoted. Please visit www.aig.com/Annuities for performance data current to the most recent month-end.

The SA Small Cap Index Portfolio — Class 1 shares posted a return of -4.19% for the 12-month period ending January 31, 2019, compared to a -3.52% return for the Russell 2000 Index.

The Portfolio is passively managed to match the Russell 2000 Index before expenses.

The period was particularly volatile and most domestic stock indices posted negative returns, including the Russell 2000 Index which declined -3.52%. During the period, large-cap stocks outperformed small-cap stocks, and growth outperformed value across the capitalization spectrum.

In terms of contribution, Sarepta Therapeutics, Inc., Etsy, Inc., Loxo Oncology, Inc., Five Below, Inc., and GrubHub, Inc. were the most additive index holdings during the period. At the other end of the spectrum, Nextar Theratics, McDermott Internationa, Inc., Maxar Technologies, Inc., Signet Jewelers Limited, and Dana Incorporated detracted the most from performance.

The Portfolio utilizes ETFs and index futures to equitize cash. Both are designed to provide returns similar to that of the portfolio’s benchmark. The use of index futures detracted from performance.

701

T. Rowe Price Associates, Inc.

SA T. Rowe Price Asset Allocation Growth Portfolio — Class 3

SA T. Rowe Price Asset Allocation Growth Portfolio
Average Annual Total Returns as of 1/31/19
	Class 1*	Class 3*
1-year	-2.93%	-3.20%
5-year	N/A	N/A
10-year	N/A	N/A
Since Inception	3.31%	3.05%
*	Inception date for Class 1; 10/6/17, Class 3; 10/6/17
[1]

The S&P 500® Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

[2]	The Russell 2000 Index the performance of the 2,000 smallest companies in the Russell 3000® and is widely recognized as representative of small-cap stocks.
[3]

The S&P MidCap 400® Index is an index of the stocks of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index, with each stock’s percentage in the Index in proportion to its market value.

[4]

The MSCI EAFE® Index (net) measures the performance of companies representative of the market structure of 21 countries in Europe, Australasia and the Far East. The net index approximates the minimum possible dividend reinvestment and assumes that the dividend is reinvested after the deduction of withholding tax, applying the rate to nonresident individuals who do not benefit from double taxation treaties.

[5]

The Bloomberg Barclays U.S. Government/ Credit Bond Index is a broad-based measure of the non-securitized component of U.S. Aggregate Index that includes investment grade, US denominated, fixed rate Treasuries, government-related and corporate securities.

[6]	The Blended Index is comprised of 58% S&P 500® Index, 3% S&P MidCap 400 Index, 3% Russell 2000 Index, 16% MSCI EAFE Index (net) and 20% Bloomberg Barclays U.S. Government /Credit Bond Index.

Note:    The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance data quoted. Please visit www.aig.com/Annuities for performance data current to the most recent month-end.

The SA T. Rowe Price Asset Allocation Growth Portfolio — Class 3 shares posted a return of -3.20% for the 12-month period ending January 31, 2019, compared to -2.32% for the S&P 500® Index, -4.53% for the S&P Midcap 400® Index, -3.52% for the Russell 2000 Index, -12.51% for the MSCI EAFE Index (net), and 1.93% for the Bloomberg Barclays U.S. Government/Credit Bond Index. The blended benchmark of 58% S&P 500® Index / 3% S&P Midcap 400® Index / 3% Russell 2000 Index / 16% MSCI EAFE Index (net) / 20% Bloomberg Barclays U.S. Government/Credit Bond Index returned -3.05%.

702

T. Rowe Price Associates, Inc.

SA T. Rowe Price Asset Allocation Growth Portfolio — Class 3 — (continued)

Tactical decisions to over and underweight specific asset and sub-asset classes weighed on performance over the year. An overweight allocation to international stocks, which lagged U.S. stocks for the year, detracted from relative returns. The Portfolio’s overweight to equity markets outside the U.S. was reduced over the period. An overweight allocation to U.S. small-cap stocks also weighed on performance as U.S. small-cap stocks lagged their larger counterparts during the year. Contributing positively to performance was security selection. Security selection within dividend paying U.S. large-cap equities aided performance, particularly within the health care sector.

703

T. Rowe Price Associates, Inc.

SA T. Rowe Price VCP Balanced Portfolio — Class 3

SA T. Rowe Price VCP Balanced Portfolio
Average Annual Total Returns as of 1/31/19
	Class 1*	Class 3*
1-year	-5.37%	-5.55%
5-year	N/A	N/A
10-year	N/A	N/A
Since Inception	7.49%	7.91%
*	Inception date for Class 1: 9/26/16; Class 3: 1/25/16.
[1]

The S&P 500® Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

[2]

The Bloomberg Barclays U.S. Aggregate Bond Index combines several fixed-income indices to give a broad view of the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset backed securities.

[3]

The MSCI EAFE ® Index (net) measures the performance of companies representative of the market structure of 21 countries in Europe, Australasia and the Far East. The net index approximates the minimum possible dividend reinvestment and assumes that the dividend is reinvested after the deduction of withholding tax, applying the rate to nonresident individuals who do not benefit from double taxation treaties.

[4]	The Blended Index consists 35% Bloomberg Barclays U.S. Aggregate Bond Index , 19.5% MSCI EAFE Index (net) and 45.5% S&P 500® Index.

Note:    The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance data quoted. Please visit www.aig.com/Annuities for performance data current to the most recent month-end.

The SA T. Rowe Price VCP Balanced Portfolio — Class 3 shares posted a return of -5.55% for the 12-month period ending January 31, 2019, compared to -2.32% for the S&P 500® Index, -12.51% for the MSCI EAFE Index (net), and 2.25% for the Bloomberg Barclays U.S. Aggregate Bond Index. The blended benchmark of 45.5% S&P 500® Index / 19.5% MSCI EAFE Index (net)/ 35% Bloomberg Barclays U.S. Aggregate Bond Index returned -2.55%.

The Portfolio’s equity positioning due to the volatility control overlay was the principal driver of relative underperformance during the period. The overlay component uses equity index and fixed income futures as principal tools to adjust the Portfolio’s net equity exposure and S&P 500® Index put options to protect against equity market drawdowns.

Over the period, both equity futures and the use of S&P 500® Index put options detracted from absolute performance. The neutral allocation to equities is 65% and overall equity exposure may be increased or decreased based on forecasted volatility levels. The Portfolio was hampered due to its overweight allocation to equities for most of the year as equity markets posted negative returns for the period.

Within the core Portfolio, security selection within U.S. large-cap growth equities contributed to relative performance and was particularly strong within the health care sector as names such as Anthem and United Health Group outperformed both the sector and overall benchmark for the year. Offsetting this strong performance was security selection within international developed equities, as stock selection within the industrials and business services sector weighed on relative performance. The Portfolio’s allocation to high yield bonds, which

704

T. Rowe Price Associates, Inc.

SA T. Rowe Price VCP Balanced Portfolio — Class 3 — (continued)

is not represented in the benchmark, detracted from relative performance as the sector underperformed the Bloomberg Barclays U.S. Aggregate Bond Index over the period.

705

Templeton Investment Counsel, LLC

SA Templeton Foreign Value Portfolio — Class 2

SA Templeton Foreign Value Portfolio
Average Annual Total Returns as of 1/31/19
	Class 1*	Class 2*	Class 3*
1-year	-14.07%	-14.25%	-14.30%
5-year	0.53%	0.38%	0.29%
10-year	N/A	6.67%	6.57%
Since Inception	4.86%	5.59%	6.09%
*	Inception date for Class 1: 1/23/12; Class 2: 8/1/02; Class 3: 9/30/02.

[1]

The MSCI EAFE Index (net) measures the performance of companies representative of the market structure of 21 countries in Europe, Australasia and the Far East. The net index approximates the minimum possible dividend reinvestment and assumes that the dividend is reinvested after the deduction of withholding tax, applying the rate to nonresident individuals who do not benefit from double taxation treaties.

Note:     The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance data quoted. Please visit www.aig.com/Annuities for performance data current to the most recent month-end.

The SA Templeton Foreign Value Portfolio — Class 2 shares posted a return of -14.25% for the 12-month period ending January 31, 2019, compared to -12.51% return for the MSCI EAFE (net) Index.

The global economy generally expanded during the reporting period. Global developed and emerging market stocks were aided at certain points by higher crude oil prices, upbeat economic data, easing trade tensions in some regions, encouraging corporate earnings and the U.S. Federal Reserve’s indications of a cautious approach to its monetary policy decisions. However, various factors hurt global markets overall, including concerns about tighter regulation of technology companies, political uncertainties in the U.S. and the European Union, and major central banks’ interest-rate path and unwinding of monetary stimulus measures. Markets were further pressured by U.S. trade disputes with its allies and China.

Key detractors from the Portfolio’s performance relative to the benchmark included stock selection in the financials, consumer discretionary and materials sectors. Within financials, French bank BNP Paribas, U.K. bank Standard Chartered and Swiss capital markets firm UBS Group hindered relative results. In consumer discretionary, U.K. specialty retailer Kingfisher hurt relative results, while German chemicals company LANXESS detracted in the materials sector. In country terms, stock selection in France, the U.K. and Hong Kong detracted from relative performance. During the period, the U.S. dollar rose in value against major foreign currencies, which hurt the Portfolio’s absolute performance because investments in securities with non-U.S. currency exposure lost value as the U.S. dollar rose.

Conversely, key contributors to the Portfolio’s relative performance included an overweight to and stock selection in the energy sector, an overweight to the health care sector and stock selection in the communication services sector.

706

Templeton Investment Counsel, LLC

SA Templeton Foreign Value Portfolio — Class 2 — (continued)

Within energy, KunLun Energy, an oil and gas company operating mainly in China, benefited relative results, while U.K. pharmaceuticals firm Shire aided relative results in health care. In communication services, Luxembourg-based media firm SES and diversified telecommunication services provider China Telecom boosted relative results. Elsewhere, Danish wind turbine company Vestas Wind Systems contributed to relative performance. In country terms, positioning in China and Luxembourg and stock selection in Denmark contributed to relative performance.

707

SunAmerica Asset Management, LLC

AllianceBernstein L.P.

SA VCP Dynamic Allocation Portfolio — Class 3

SA VCP Dynamic Allocation Portfolio
Average Annual Total Returns as of 1/31/19
	Class 1*	Class 3*
1-year	-5.68%	-5.87%
5-year	N/A	4.54%
10-year	N/A	N/A
Since Inception	7.64%	6.19%
*	Inception date for Class 1: 9/26/16; Class 3: 1/23/12.

[1]

The S&P 500® Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies

[2]

The Bloomberg Barclays U.S. Aggregate Bond Index combines several fixed-income indices to give a broad view of the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset backed securities.

[3]	The Blended Index is comprised of 60% S&P 500® Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index.

Note:    The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance data quoted. Please visit www.aig.com/Annuities for performance data current to the most recent month-end.

The SA VCP Dynamic Allocation Portfolio — Class 3 shares returned -5.87% during the 12-month period ended January 31, 2019, compared to the -2.32% return for the S&P 500® Index, 2.25% for the Bloomberg Barclays U.S. Aggregate Bond Index, and a -0.21% return for the blended benchmark of 60% S&P 500® Index / 40% Bloomberg Barclays U.S. Aggregate Bond Index.

The Portfolio consists of two components: a Fund-of-Funds component representing a combination of underlying Anchor Series Trust, Seasons Series Trust, and SunAmerica Series Trust portfolios, and an Overlay component which invests in cash, Treasuries and derivatives, to manage the Portfolio’s net equity exposure and generate income.

For the fiscal period, the overall Portfolio trailed the blended benchmark of 60% S&P 500® Index/ 40% Bloomberg Barclays U.S. Aggregate Bond Index due to underperformance of both the Overlay and the Fund-of-Funds components.

Within the equity portion of the Fund-of-Funds component, returns trailed the S&P 500® Index. Exposure to non-U.S. equities, including investments in foreign developed and emerging market equities, was the primary detractor from results as they significantly underperformed U.S. markets. The Portfolio’s investments in U.S. large cap value and small- and mid-cap equities also hurt relative performance as these categories lagged the S&P 500® Index.

Conversely, the Portfolio’s allocations to large cap growth equities and exposure to real estate equities helped performance during the period. Equity underlying managers slightly trailed their respective benchmarks in aggregate, detracting from results.

708

SunAmerica Asset Management, LLC

AllianceBernstein L.P.

SA VCP Dynamic Allocation Portfolio — Class 3 — (continued)

Within the fixed income portion of the Fund-of-Funds component, returns trailed the Bloomberg Barclays U.S. Aggregate Bond Index. Exposure to corporate and global bonds hurt relative performance during the period. This was partly offset by exposure to underlying portfolios focused on higher quality bond sectors, which outperformed the Bloomberg Barclays U.S. Aggregate Bond Index during the period. Fixed income underlying portfolios trailed their respective benchmarks in aggregate, also detracting from relative results.

The Overlay component includes S&P 500® Index futures and options to manage net equity exposure. The Portfolio manages its equity exposure in order to try to maintain a relatively stable exposure to market volatility over time. During periods of higher forecasted volatility, the Overlay component will decrease its net equity exposure and during periods when forecasted volatility is lower, the net equity exposure will be increased. At any given time, the net equity exposure may range from 25% to 100%, with the expectation that it will average approximately 60% to 65% over the long term. The Overlay component detracted from Portfolio performance relative to the blended benchmark during the period. In isolation, equity futures detracted, while equity options added to absolute returns.

709

SunAmerica Asset Management, LLC

AllianceBernstein L.P.

SA VCP Dynamic Strategy Portfolio — Class 3

SA VCP Dynamic Strategy Portfolio
Average Annual Total Returns as of 1/31/19
	Class 1*	Class 3*
1-year	-5.98%	-6.11%
5-year	N/A	4.24%
10-year	N/A	N/A
Since Inception	7.11%	6.18%
*	for Class 1: 9/26/16; Class 3: 7/16/12.

[1]

The S&P 500® Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is marketweighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

[2]

The Bloomberg Barclays U.S. Aggregate Bond Index combines several fixed-income indices to give a broad view of the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset backed securities.

[3]	The Blended Index is comprised of 60% S&P 500® Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index.

Note:    The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance data quoted. Please visit www.aig.com/Annuities for performance data current to the most recent month-end.

The SA VCP Dynamic Strategy Portfolio — Class 3 shares returned -6.11% during the 12-month period ended January 31, 2019, compared to the -2.32% return for the S&P 500® Index, 2.25% for the Bloomberg Barclays U.S. Aggregate Bond Index, and a -0.21% return for the blended benchmark of 60% S&P 500® Index / 40% Bloomberg Barclays U.S. Aggregate Bond Index.

The Portfolio consists of two components: a Fund-of-Funds component representing a combination of underlying Anchor Series Trust, Seasons Series Trust, and SunAmerica Series Trust portfolios, and an Overlay component which invests in cash, Treasuries and derivatives, to manage the Portfolio’s net equity exposure and generate income.

For the fiscal period, the overall Portfolio trailed the blended benchmark of 60% S&P 500® Index/ 40% Bloomberg Barclays U.S. Aggregate Bond Index due to underperformance of both the Overlay and the Fund-of-Funds components.

Within the equity portion of the Fund-of-Funds component, returns trailed the S&P 500® Index. Exposure to non-U.S. equities, including investments in foreign developed and emerging market equities, was the primary detractor from results as they significantly underperformed U.S. equity markets. The Portfolio’s investments in U.S. large cap value and small cap equities also hurt relative performance as these categories lagged the S&P 500® Index. Conversely, the Portfolio’s allocations to large cap growth equities and exposure to real estate equities helped performance during the period. Equity underlying managers slightly trailed their respective benchmarks in aggregate, detracting from results.

Within the fixed income portion of the Fund-of-Funds component, returns trailed the Bloomberg Barclays U.S. Aggregate Bond Index. Exposure to corporate and global bonds hurt

710

SunAmerica Asset Management, LLC

AllianceBernstein L.P.

SA VCP Dynamic Strategy Portfolio — Class 3 — (continued)

relative performance during the period. This was partly offset by exposure to underlying funds focused on higher quality bond sectors, which outperformed the Bloomberg Barclays U.S. Aggregate Bond Index during the period. Fixed income underlying funds trailed their respective benchmarks in aggregate, also detracting from relative results.

The Overlay component includes S&P 500® Index futures and options to manage net equity exposure. The Portfolio manages its equity exposure in order to try to maintain a relatively stable exposure to market volatility over time. During periods of higher forecasted volatility, the Overlay component will decrease its net equity exposure and during periods when forecasted volatility is lower, the net equity exposure will be increased. At any given time, the net equity exposure may range from 25% to 100%, with the expectation that it will average approximately 60% to 65% over the long term. The Overlay component detracted from Portfolio performance relative to the blended benchmark during the period. In isolation, equity futures detracted, while equity options added to absolute returns.

711

SunAmerica Asset Management, LLC

T. Rowe Price Associates, Inc.

SA VCP Index Allocation Portfolio — Class 3

SA VCP Index Allocation Portfolio
Average Annual Total Returns as of 1/31/19
	Class 1*	Class 3*
1-year	-6.12%	-6.32%
5-year	N/A	N/A
10-year	N/A	N/A
Since Inception	2.08%	1.87%
*	Inception date for Class 1: 10/6/17; Class 3: 10/6/17.
[1]

The S&P 500® Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

[2]	The Russell 2000 Index the performance of the 2,000 smallest companies in the Russell 3000® and is widely recognized as representative of small-cap stocks.
[3]

The S&P MidCap 400® Index is an index of the stocks of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index, with each stock’s percentage in the Index in proportion to its market value.

[4]

The MSCI EAFE® Index (net) measures the performance of companies representative of the market structure of 21 countries in Europe, Australasia and the Far East. The net index approximates the minimum possible dividend reinvestment and assumes that the dividend is reinvested after the deduction of withholding tax, applying the rate to nonresident individuals who do not benefit from double taxation treaties.

[5]

The Bloomberg Barclays U.S. Government/Credit Bond Index is a broad-based measure of the non-securitized component of U.S. Aggregate Index that includes investment grade, US denominated, fixed rate Treasuries, government-related and corporate securities.

[6]

The Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index measures the performance of U.S. Dollar denominated U.S. Treasuries, government-related and investment grade U.S. corporate securities that have a remaining maturity of greater than one year and less than ten years.

[7]

The Blended Index is comprised of 45% S&P 500® Index, 7.5% S&P MidCap 400 Index, 5% Russell 2000 Index, 12.5% MSCI EAFE Index (net), 15% Bloomberg Barclays U.S. Government/Credit Bond Index and 15% Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index.

Note:    The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance data quoted. Please visit www.aig.com/Annuities for performance data current to the most recent month-end.

The SA VCP Index Allocation Portfolio — Class 3 shares returned -6.32% during the 12-month period ended January 31, 2019, compared to a -2.32% return for the S&P 500® Index, a -4.53% for the S&P Midcap 400® Index, a -3.52% for the Russell 2000 Index, -12.51% for the MSCI EAFE Index (net), a 1.93% for the Bloomberg Barclays U.S. Government/Credit Bond Index, a 2.66% for the Bloomberg Barclays U.S. Intermediate Government/Credit Index and a -2.20% return for the blended Index consisting of 45% S&P 500® Index, 7.5% S&P MidCap 400® Index, 5% Russell 2000 Index, 12.5% MSCI EAFE Index (net), 15% Bloomberg Barclays U.S. Government/Credit Bond Index, 15% Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index.

712

SunAmerica Asset Management, LLC

T. Rowe Price Associates, Inc.

SA VCP Index Allocation Portfolio — Class 3 — (continued)

The Portfolio consists of two components: a Fund-of-Funds component representing a combination of underlying index portfolios from the SunAmerica Series Trust and an Overlay component which invests in equity index and fixed income futures, currency forwards, and equity index put options.

For the fiscal period, the overall Portfolio underperformed the blended Index due to underperformance of both the Overlay and the Fund-of-Funds components.

The Fund-of-Funds component invests in equity and fixed income index portfolios but actively manages its exposure to each underlying portfolio and between equities and fixed income. Within the Fund-of-Funds component, equity exposure was above the blended Index during the period which detracted from performance relative to the blended Index as equity returns were negative while fixed income returns were generally positive. The weighting of the underlying equity index portfolios versus the blended Index also reduced performance. Asset allocation within the underlying fixed income portfolios did not have a significant impact on performance. Underperformance of the underlying index portfolios net of fees versus their respective benchmarks also detracted from returns.

The Overlay component uses equity index and fixed income futures as principal tools to adjust the Portfolio’s net equity exposure and S&P 500® Index put options to protect against equity market drawdowns. Over the period, both equity futures and the use of S&P 500® Index put options detracted from absolute performance. The Portfolio’s neutral allocation to equities is 70%, with a range of approximately 20% to 100% based on forecasted volatility levels. The Overlay component detracted from Portfolio performance due to its overweight allocation to equities for most of the year as equity markets posted negative returns for the period.

713

Wells Capital Management Incorporated

SA WellsCap Aggressive Growth Portfolio — Class 1

SA WellsCap Aggressive Growth Portfolio
Average Annual Total Returns as of 1/31/19
	Class 1*	Class 2*	Class 3*
1-year	-1.16%	-1.36%	-1.43%
5-year	8.32%	8.16%	8.06%
10-year	15.48%	15.29%	15.19%
Since Inception	6.22%	4.63%	7.71%
*	Inception date for Class 1: 6/3/96; Class 2: 7/9/01; Class 3: 9/30/02.

[1]

The Russell 2500® Growth Index measures the performance of small to mid-cap growth segment of the U.S. equity universe. It includes Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

Note:    The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance data quoted. Please visit www.aig.com/Annuities for performance data current to the most recent month-end.

The SA WellsCap Aggressive Growth Portfolio — Class 1 shares posted a return of -1.16% for the 12-month period ending January 31, 2019, compared to -1.37% for the Russell 2500 Growth Index.

Stock selection in health care and consumer discretionary were primary contributors to outperformance. Additionally, positive allocation effect came from an underweight to cyclical sectors. Stock selection in information technology and industrials detracted from relative performance.

Within health care, names such as Tilray, Inc. and Amedisys, Inc. performed strongly on both an absolute and relative basis. Both positions were exited during the period. Additionally within health care, Veeva Systems Inc. was a strong contributor to performance. Etsy, Inc. and Burlington Stores, Inc. were positive contributors to the Portfolio’s return in the consumer discretionary sector. Performance also benefitted from the investment team’s decision to underweight the cyclical sectors of materials, energy, and financials.

Within the information technology sector, Universal Display Corp. and LogMeIn, Inc. were large detractors from relative performance. Both holdings were exited during the period as revenue growth slowed. Evoqua Water Technology Corp. also weighed on relative performance in the industrials sector. During the period, Evoqua saw its shares decline sharply after reporting disappointing results and announcing a restructuring plan. The position was exited.

714

SUNAMERICA SERIES TRUST

VOTING PROXIES ON TRUST PORTFOLIO SECURITIES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Trust’s portfolios which is available in the Trust’s Statement of Additional Information, may be obtained without charge upon request, by calling (800) 445-SUN2. This information is also available from the EDGAR database on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov.

PROXY VOTING RECORD ON TRUST PORTFOLIO SECURITIES

Information regarding how SunAmerica Series Trust Portfolios voted proxies related to securities held in SunAmerica Series Trust Portfolios during the most recent twelve month period ended June 30 is available, once filed with the U.S. Securities and Exchange Commission, without charge, upon request, by calling (800) 445-SUN2 or on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov.

DISCLOSURE OF QUARTERLY PORTFOLIO HOLDINGS

The Trust is required to file its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for its first and third fiscal quarters on Form N-Q. The Trust’s Forms N-Q are available on the U.S. Securities and Exchange Commission’s website at www.sec.gov. You can also review and obtain copies of the Forms N-Q at the U.S. Securities and Exchange Commission’s Public Reference Room in Washington, DC (information on the operation of Public Reference Room may be obtained by calling 1-800-SEC-0330).

This report is submitted solely for the general information of shareholders of the Trust. Distribution of this report to persons other than shareholders of the Trust is authorized only in connection with a currently effective prospectus, setting forth details of the Trust, which must precede or accompany this report.

715

Annuity Service Center P.O. Box 15570 Amarillo, TX 79105-5570 CHANGE SERVICE REQUESTED

THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE PURCHASERS UNLESS ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS.

R1411AR.15 (3/19)

Item 2.    Code of Ethics.

SunAmerica Series Trust (“the registrant”) has adopted a Code of Ethics applicable to its Principal Executive and Principal Accounting Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (the “Code”). During the fiscal year ended January 31, 2019, there were no reportable waivers or implicit waivers to a provision of the Code that applies to the registrant’s Principal Executive and Principal Accounting Officers (the “Covered Officers”).

Item 3.    Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Allan Sher, Garrett Bouton and Jane Jelenko each qualify as audit committee financial experts, as defined in Item 3(b) of Form N-CSR. Mr. Sher, Mr. Bouton and Ms. Jelenko are considered “independent” for purposes of Item 3(a)(2) of Form N-CSR.

Item 4.    Principal Accountant Fees and Services.

(a)-(d)	Aggregate fees billed to the registrant for the last two fiscal years for services rendered by the registrant’s principal accountant were as follows:

	2018	2019
(a) Audit Fees	$1,762,803	$1,929,852
(b) Audit-Related Fees	$0	$0
(c) Tax Fees	$295,150	$567,825
(d) All Other Fees	$0	$0

Audit Fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the principal accountant in connection with statutory and regulatory filings. Tax Fees principally include tax compliance, tax advice, tax planning and preparation of tax returns.

Aggregate fees billed to the investment adviser and Adviser Affiliates (as defined below in Item 4 (e)) that are required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X for the last two fiscal years for services rendered by the registrant’s principal accountant were as follows:

	2018	2019
(b) Audit-Related Fees	$0	$0
(c) Tax Fees	$0	$0
(d) All Other Fees	$325,506	$336,239

(e)

(1) The registrant’s audit committee pre-approves all audit services provided by the registrant’s principal accountant for the registrant and all non-audit services provided by the registrant’s principal accountant for the registrant, its investment adviser and any entity controlling, controlled by, or under common control with the investment adviser (“Adviser Affiliates”) that provides ongoing services to the registrant, if the engagement by the investment adviser or Adviser Affiliates relates directly to the operations and financial reporting of the registrant. The audit committee has not presently established any pre-approval policies and procedures that permit the pre-approval of the above services other than by the full audit committee. Certain de minimis exceptions are allowed for non-audit services in accordance with Rule 2-01(c)(7)(i)(C) of Regulation S-X as set forth in the registrant’s audit committee minutes.

(2) No services included in (b)-(d) above in connection with fees billed to the registrant or the investment adviser or Adviser Affiliates were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and Adviser Affiliates that provides ongoing services to the registrant for 2018 and 2019 were $647,111 and $970,233 respectively.

(h)

Non-audit services rendered to the registrant’s investment adviser and any Adviser Affiliates that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X were considered by the registrant’s audit committee as to whether they were compatible with maintaining the principal accountant’s independence.

Item 5.    Audit Committee of Listed Registrants.

Not applicable.

Item 6.    Investments.

Included in Item 1 to the Form.

Item 7.    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.     Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.    Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407)(as required by 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item 10.

Item 11.  Controls and Procedures.

(a) An evaluation was performed within 90 days of the filing of this report, under the supervision and with the participation of the registrant’s management, including the President and Treasurer, of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures (as defined under Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))). Based on that evaluation, the registrant’s management, including the President and Treasurer, concluded that the registrant’s disclosure controls and procedures are effective.

(b) There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.    Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.    Exhibits.

(a)	(1) Code of Ethics applicable to its Principal Executive and Principal Accounting Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.406.Code of Ethics.

(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(3) Not applicable.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) and Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SunAmerica Series Trust

By:	/s/ John T. Genoy
John T. Genoy
President

Date: April 10, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John T. Genoy
John T. Genoy
President

Date: April 10, 2019

By:	/s/ Gregory R. Kingston
Gregory R. Kingston
Treasurer

Date: April 10, 2019